As filed with the Securities and Exchange Commission on January 4, 2019

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 493-4256

Rhonda A. Mills, Esq. 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end:      October 31

Date of reporting period:    November 1, 2017 – October 31, 2018

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2018

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2018

Dear Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments and performance of your Fund(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2018.

We believe it is important to understand market conditions over the Funds’ last fiscal year to provide a context for reading this report. The period began with both U.S. and international equity markets extending strong gains based on optimism surrounding upcoming corporate earnings and the global economy. During this time, credit spreads in the bond markets remained mostly stable and longer-term interest rates stayed range bound during the final months of 2017. The bell weather 10-year U.S. Treasury bond yield finished 2017 at 2.40%, almost precisely where it had started the year, and this benign rate environment further lifted stocks as the new year began. By late January 2018, stocks had hit record highs as points of enthusiasm included fiscal stimulus from the recently passed Tax Reform and Jobs Act, higher anticipated corporate profit margins, and lower levels of overall volatility in the market.

Throughout the first month of 2018, longer-term interest rates crept higher, and when January employment numbers displayed a multi-year high in wage growth, inflationary fears gripped the markets. As the stock market reacted negatively to this, a second negative catalyst emerged in proposed tariffs by the White House against China, Mexico and Canada. This further rattled the market as fears of an international trade war combined with domestic inflation took its toll on investor sentiment, and by the second week in February 2018 the Dow Jones Industrial Average (“Dow”) had declined more than 10%. In March, the U.S. Federal Reserve (“Fed”) increased short term rates, and while this was expected, more downside volatility plagued the markets. By late April 2018, tariffs and trade concerns were taking center stage in terms of news driving equities markets, and in the bond market the 10-year Treasury yield reached 3% for the first time in more than four years.

Despite these investor concerns, market fundamentals in the U.S. remained strong into the summer months. Second quarter gross domestic product (“GDP”) came in at its highest level of growth in four years and S&P 500® corporate earnings reached the best year-over-year growth rate in more than fourteen years. Corporate profit margins also soared to record levels. However, outside of the U.S. the news was not so bright, as economic growth rates in Europe, Japan and various emerging market regions slowed below expectations, and concerns of tariffs and trade relations heightened international risk perspectives. As a result, when U.S. equities recovered to reach new highs in September 2018, international developed and emerging markets continued to lag.

October 2018 was a particularly challenging month for U.S. and global stocks as the major indexes sold off fiercely with the Dow and S&P 500® again declining more than 10% off their highs. Following the Fed’s September 2018 meeting in which they increased the Fed Funds Rate for the third time since January 2018, the 10-year Treasury rate further jumped to more than 3.20%, which was its highest yield in seven years. Investor concerns also began to focus on how much longer the Fed’s rate tightening cycle would continue and whether or not more rate hikes were warranted. The White House also continued its tough talk with China on trade and this continued to hurt investor sentiment. In addition, investors also began to focus on the prospect of 2019 stock earnings growth, while potentially being strong once again, perhaps not being as high as the past year. Nonetheless, initial third quarter GDP growth reports came in strong, and the U.S. appears well positioned for its best calendar year of economic growth in more than a decade.

For the 12-month period ended October 31, 2018, the S&P 500® returned 7.35% while the MSCI EAFE Index, representing international developed market equities, returned -6.39%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned -2.05%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg Barclays U.S. Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

Dow Jones Industrial Average: a market that shows how 30 large, publicly owned companies based in the U.S. have traded during a standard trading session in the stock market.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500®: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and an investor cannot invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2018, and held for the entire six-month period until October 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included a $15 annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation - Conservative Portfolio
Class A	$1,000.00	$976.70	$2.29	$1,022.90	$2.35	0.46%
Class B	1,000.00	972.90	7.21	1,017.90	7.38	1.45
Class C	1,000.00	973.60	6.12	1,019.00	6.26	1.23
Class I	1,000.00	977.70	1.30	1,023.90	1.33	0.26
Class R	1,000.00	974.90	4.13	1,021.00	4.23	0.83
Class T1	1,000.00	977.10	2.04	1,023.10	2.09	0.41
Advisor Class	1,000.00	977.40	1.79	1,023.40	1.84	0.36

Transamerica Asset Allocation - Growth Portfolio
Class A	1,000.00	945.40	2.50	1,022.60	2.60	0.51
Class B	1,000.00	940.90	7.09	1,017.90	7.38	1.45
Class C	1,000.00	941.70	6.17	1,018.90	6.41	1.26
Class I	1,000.00	946.70	1.28	1,023.90	1.33	0.26
Class R	1,000.00	943.60	3.87	1,021.20	4.02	0.79
Class T1	1,000.00	945.70	1.96	1,023.20	2.04	0.40
Advisor Class	1,000.00	945.60	1.77	1,023.40	1.84	0.36

Transamerica Funds	Annual Report 2018

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation - Moderate Growth Portfolio
Class A	$1,000.00	$958.10	$2.37	$1,022.80	$2.45	0.48%
Class B	1,000.00	953.30	7.14	1,017.90	7.38	1.45
Class C	1,000.00	954.20	6.11	1,019.00	6.31	1.24
Class I	1,000.00	958.80	1.23	1,023.90	1.28	0.25
Class R	1,000.00	957.10	3.75	1,021.40	3.87	0.76
Class T1	1,000.00	958.30	2.02	1,023.10	2.09	0.41
Advisor Class	1,000.00	959.00	1.73	1,023.40	1.79	0.35

Transamerica Asset Allocation - Moderate Portfolio
Class A	1,000.00	969.20	2.33	1,022.80	2.40	0.47
Class B	1,000.00	964.30	7.18	1,017.90	7.38	1.45
Class C	1,000.00	964.90	6.09	1,019.00	6.26	1.23
Class I	1,000.00	970.00	1.24	1,023.90	1.28	0.25
Class R	1,000.00	968.20	3.57	1,021.60	3.67	0.72
Class T1	1,000.00	969.30	1.89	1,023.30	1.94	0.38
Advisor Class	1,000.00	969.30	1.74	1,023.40	1.79	0.35

Transamerica Asset Allocation Intermediate Horizon
Class R	1,000.00	985.40	3.00	1,022.20	3.06	0.60
Class R4	1,000.00	987.50	1.75	1,023.40	1.79	0.35

Transamerica Asset Allocation Long Horizon
Class R	1,000.00	972.20	2.98	1,022.20	3.06	0.60
Class R4	1,000.00	973.40	1.74	1,023.40	1.79	0.35

Transamerica Asset Allocation Short Horizon
Class R	1,000.00	995.70	3.02	1,022.20	3.06	0.60
Class R4	1,000.00	996.50	1.76	1,023.40	1.79	0.35

Transamerica Multi-Manager Alternative Strategies Portfolio
Class A	1,000.00	975.60	3.59	1,021.60	3.67	0.72
Class C	1,000.00	972.40	7.16	1,017.90	7.32	1.44
Class I	1,000.00	977.60	1.84	1,023.30	1.89	0.37
Class R6	1,000.00	977.90	1.45	1,023.70	1.48	0.29
Class T1	1,000.00	976.70	2.54	1,022.60	2.60	0.51

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Funds’ Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month reporting period ended on October 31, 2018 brought some moderate volatility following nine years of gains in U.S. stocks, but overall it was another rising year for U.S. equities. They got a late-2017 boost when the Tax Cuts and Jobs Act was signed into law, and continued to rally into January 2018. Equity markets hit a bump in February and March, as trade-war talk, rising interest rates, slowing growth in China, and Congressional scrutiny of social-media companies gave investors pause. Despite the S&P 500® falling more than -10% from late January to early February, U.S. equities resumed their drift upward from April through September, propelled mainly by strong earnings growth resulting from the corporate tax cuts that went into effect at the beginning of the year. Growth stocks led value stocks by a wide margin, with some of the internet darlings notching heady gains. Although the S&P 500® experienced a rather sharp -6.84% reversal in October, its return for the entire period was still positive at 7.35%.

Foreign markets did not benefit from the U.S. tax cuts. In fact, developed markets such as those in Europe and Japan slipped as the bullish attention was focused on the U.S. Foreign equity returns were even worse in dollar terms, due to U.S. dollar appreciation. The MSCI EAFE Index of developed foreign markets was down -4.61% as measured in local currency, and down -6.85% once converted into dollars for U.S. investors. Emerging markets were hit harder, partly due to bellicose trade posturing of the U.S., China, Europe and Canada – all of which threatened to slow the global economy and therefore demand for the commodities supplied by many emerging markets. The MSCI Emerging Markets Index recorded a strong gain in 2017, but it posted losses over the trailing 12 months. For the 12-month period ended on October 31, 2018, the Index declined -8.88% in local-currency terms, and declined -12.19% in U.S. dollars.

Meanwhile, investment-grade bonds suffered losses amid the rising-rate environment. The U.S. Federal Reserve hiked the short-term federal funds rate four times during the 12-month period, with the last hike on September 27 marking the eighth in a string that began in December 2015. Long-term bond yields crept upward as a result. The 10-year Treasury ended the period with a yield of 3.16%, a meaningful jump from 2.38% a year before. Because bond prices move in the opposite direction of interest rates, the Bloomberg Barclays U.S. Aggregate Bond Index posted a -2.05% loss despite its yield component. Credit-sensitive bonds, such as high-yield bonds, managed small gains because they’re less sensitive to rate movements and tend to gain favor when corporate earnings are strong. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index had a positive 0.98% return over the period. Floating-rate bank loans, meanwhile, benefited from the rate hikes as well as strong investor demand.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Asset Allocation – Conservative Portfolio (Class A) returned -1.77%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Wilshire 5000 Total Market IndexSM, returned -2.05% and 6.74%, respectively.

STRATEGY REVIEW

The goal of the Transamerica Asset Allocation portfolios has always been to provide investors one-stop participation in the global financial markets, including many asset classes beyond those reflected in the primary and secondary benchmarks. The Conservative portfolio, through underlying funds, provides a mix over time of about 35% equity and 65% fixed-income securities under normal conditions. The equity side is intended to cover both the U.S. and foreign equity markets across a range of investment styles, including larger and smaller companies and value and growth stocks. Management considers the neutral mix between U.S. and foreign equity markets to be about 70% U.S. equities and 30% foreign equities. The fixed-income portion normally includes investment-grade and credit-sensitive holdings, shorter- and longer-term bonds, and international bonds from both developed and emerging markets. The portfolio can also have exposure to global real estate securities and alternative strategies such as managed-futures, global-macro and event-driven strategies.

Entering 2018, the S&P 500® had already posted gains in nine consecutive calendar quarters. Our valuation-driven, asset-allocation approach includes assessing relative asset-class valuations and conducting deep fundamental research into each asset class. In early 2018, we considered U.S. equity valuations already to be quite elevated by historical standards, despite record corporate earnings. Moreover, companies in the S&P 500® were exhibiting cyclically high profit margins, which can tend to revert to longer-term averages over time. There was also concern about ballooning debt levels among U.S. corporations, partly a result of near-zero interest rates from 2009 through 2015. All of these factors indicated to us that U.S. stocks had reached overheated levels by January 2018.

In an attempt to preserve investor capital against a possible market correction, we reduced exposure to U.S. equities around the end of January and beginning of February 2018. We also tilted more toward foreign stocks, which we considered a better value. U.S. stocks subsequently fell back, posting negative returns in February and March, but they resumed their rise through the middle of the year as the tax cuts fueled earnings growth. Foreign stocks lagged as investors focused on the U.S. market. Therefore, our underweight in U.S. stocks and overweight in foreign equity was a detractor to returns, and an overweight in emerging-markets debt in the bond allocation was also a detractor.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Positive contributors included our decision to maintain a below-market duration in the bond allocation, which helped soften the effects of rising interest rates. Also, a decision to favor floating-rate bank loans in the credit sleeve over fixed-rate high-yield bonds was positive, as floating-rate loans were the bond allocation’s best-performing asset class. Finally, our decision to hold a portion of the bond allocation in absolute-return funds was helpful; we believe those funds can provide bond-like returns without the sensitivity to rising rates that bond funds have, and as a group they outperformed the broad bond market.

In general, the underlying funds in the Fund had modest contribution to performance. A handful of aggressive U.S. growth-stock funds posted robust gains, but most of the other U.S. equity funds weren’t quite able to keep up in the bullish market environment. The main foreign equity funds lagged their style indexes as well. The bond funds constituted a brighter spot in the Fund; several of them easily beat the Bloomberg Barclays U.S. Aggregate Bond Index.

We continue to believe U.S. equities were trading at frothy levels, even after October’s market retreat. And we believe the current price/earnings ratios were elevated even with cyclically high earnings in the denominator. We have subdued expectations for further U.S. stock gains from these levels over the next few years. Many other asset classes appeared expensive to us as well, but some were attractive. As of period end, we were positioned defensively overall. We were moderately underweighting equity via a reduction in U.S. equity, favoring cheaper foreign markets (including emerging markets), minimizing exposure to equity-sensitive, high-yield bonds, and holding the bond portfolio’s duration shorter than usual to help protect against rising rates. We continually assess our positioning, and strive to be meaningfully tilted toward high-conviction ideas that we expect to pay off over the next few years. However, we try not to deviate significantly from the basic risk profile investors should expect from a broadly diversified, multi-asset portfolio targeting 35% equity and 65% fixed income.

John McLaughlin, CFA

Dan McNeela, CFA

Michael Stout, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	56.6%
U.S. Equity Funds	15.9
International Equity Funds	12.5
International Fixed Income Funds	7.9
U.S. Alternative Funds	3.9
U.S. Mixed Allocation Fund	2.2
International Alternative Funds	1.1
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(7.13)%	2.28%	6.08%	03/01/2002
Class A (NAV)	(1.77)%	3.45%	6.68%	03/01/2002
Bloomberg Barclays US Aggregate Bond Index (A)	(2.05)%	1.83%	3.94%
Wilshire 5000 Total Market IndexSM (B)	6.74%	10.62%	13.35%
Class B (POP)	(7.31)%	2.45%	6.07%	03/01/2002
Class B (NAV)	(2.69)%	2.61%	6.07%	03/01/2002
Class C (POP)	(3.38)%	2.71%	5.97%	11/11/2002
Class C (NAV)	(2.46)%	2.71%	5.97%	11/11/2002
Class I (NAV)	(1.56)%	3.70%	5.19%	11/30/2009
Class R (NAV)	(2.10)%	3.09%	6.36%	06/15/2006
Class T1 (POP)	(4.16)%	—	0.67%	03/17/2017
Class T1 (NAV)	(1.69)%	—	2.22%	03/17/2017
Advisor Class (NAV)	(1.65)%	—	2.35%	03/03/2017

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares and 2.5% for Class T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investments in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.1%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E)	7,891	$ 39,784
Transamerica Global Multifactor Macro (B)	1,016,550	9,586,065

		9,625,849

International Equity Funds - 12.5%
Transamerica Emerging Markets Equity (B)	3,957,105	36,919,787
Transamerica International Equity (B)	2,297,925	40,374,544
Transamerica International Growth (B)	2,889,109	22,737,286
Transamerica International Small Cap Value (B)	702,563	8,760,960

		108,792,577

International Fixed Income Funds - 7.9%
Transamerica Emerging Markets Debt (B)	3,110,094	30,789,931
Transamerica Inflation Opportunities (B)	3,929,891	37,923,449

		68,713,380

U.S. Alternative Funds - 3.9%
Transamerica Event Driven (B)	1,307,675	13,351,364
Transamerica Managed Futures Strategy (B)	2,829,361	20,965,566

		34,316,930

U.S. Equity Funds - 15.9%
Transamerica Capital Growth (B)	844,714	11,800,661
Transamerica Concentrated Growth (B)	612,091	11,097,209
Transamerica Dividend Focused (B)	3,223,198	34,133,665
Transamerica Growth (B)	1,194,663	13,165,192
Transamerica Large Cap Value (B)	2,198,839	26,737,882

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Mid Cap Value (B)	378,906	$ 5,842,732
Transamerica Mid Cap Value Opportunities (B)	235,158	2,732,538
Transamerica Multi-Cap Growth (B)	1,480,140	12,181,552
Transamerica Small Cap Core (B)	268,057	3,096,054
Transamerica Small Cap Growth (B)	249,628	1,707,455
Transamerica Small Cap Value (B)	262,600	2,820,328
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	1,529	951
Transamerica US Growth (B)	617,672	13,137,884

		138,454,103

U.S. Fixed Income Funds - 56.6%
Transamerica Core Bond (B)	12,583,370	119,416,182
Transamerica Flexible Income (B)	2,046,291	18,334,771
Transamerica Floating Rate (B)	2,172,352	21,441,112
Transamerica Intermediate Bond (B)	8,488,685	82,340,243
Transamerica Short-Term Bond (B)	6,059,196	59,804,269
Transamerica Total Return (B)	19,327,631	190,183,890

		491,520,467

U.S. Mixed Allocation Fund - 2.2%
Transamerica MLP & Energy Income (B)	2,727,239	18,790,680

Total Investment Companies (Cost $874,378,131)		870,213,986

Total Investments (Cost $874,378,131)		870,213,986
Net Other Assets (Liabilities) - (0.1)%		(1,107,176)

Net Assets - 100.0%		$ 869,106,810

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$870,173,251	$—	$—	$870,173,251

Total	$870,173,251	$—	$—	$870,173,251

Investment Companies Measured at Net Asset Value (E)				40,735

Total Investments				$870,213,986

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Affiliated investment in the Class I2 shares, and liquidating trusts of Transamerica Funds. Affiliated interest, dividends, realized and unrealized gains/(losses), if any, are broken out within the Statements of Operations.
(C)	Illiquid security. At October 31, 2018, the value of such securities amounted to $40,735 or less than 0.1% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Restricted securities. At October 31, 2018, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$81,188	$39,784	0.0	%(G)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	15,291	951	0.0	(G)

Total			$96,479	$40,735	0.0	%(G)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month reporting period ended on October 31, 2018 brought some moderate volatility following nine years of gains in U.S. stocks, but overall it was another rising year for U.S. equities. They got a late-2017 boost when the Tax Cuts and Jobs Act was signed into law, and continued to rally into January 2018. Equity markets hit a bump in February and March, as trade-war talk, rising interest rates, slowing growth in China, and Congressional scrutiny of social-media companies gave investors pause. Despite the S&P 500® falling more than -10% from late January to early February, U.S. equities resumed their drift upward from April through September, propelled mainly by strong earnings growth resulting from the corporate tax cuts that went into effect at the beginning of the year. Growth stocks led value stocks by a wide margin, with some of the internet darlings notching heady gains. Although the S&P 500® experienced a rather sharp -6.84% reversal in October, its return for the entire period was still positive at 7.35%.

Foreign markets did not benefit from the U.S. tax cuts. In fact, developed markets such as those in Europe and Japan slipped as the bullish attention was focused on the U.S. Foreign equity returns were even worse in dollar terms, owing to U.S. dollar appreciation. The MSCI EAFE Index of developed foreign markets was down -4.61% as measured in local currency, and down -6.85% once converted into dollars for U.S. investors. Emerging markets were hit harder, partly due to bellicose trade posturing of the U.S., China, Europe and Canada – all of which threatened to slow the global economy and therefore demand for the commodities supplied by many emerging markets. The MSCI Emerging Markets Index recorded a strong gain in 2017, but it posted losses over the trailing 12 months. For the 12-month period ended October 31, 2018, the Index declined -8.88% in local-currency terms, and declined -12.19% in U.S. dollars.

Meanwhile, investment-grade bonds suffered losses amid the rising-rate environment. The U.S. Federal Reserve hiked the short-term federal funds rate four times during the 12-month period, with the last hike on September 27 marking the eighth in a string that began in December 2015. Long-term bond yields crept upward as a result. The 10-year Treasury ended the period with a yield of 3.16%, a meaningful jump from 2.38% a year before. Because bond prices move in the opposite direction of interest rates, the Bloomberg Barclays U.S. Aggregate Bond Index posted a -2.05% loss despite its yield component. Credit-sensitive bonds, such as high-yield bonds, managed small gains because they’re less sensitive to rate movements and tend to gain favor when corporate earnings are strong. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index had a positive 0.98% return over the period. Floating-rate bank loans, meanwhile, benefited from the rate hikes as well as strong investor demand.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Asset Allocation – Growth Portfolio (Class A) returned -2.33%, excluding any sales charges. By comparison, its benchmark, the Wilshire 5000 Total Market IndexSM, returned 6.74%.

STRATEGY REVIEW

The goal of the Transamerica Asset Allocation portfolios has always been to provide investors one-stop participation in the global equity markets, including asset classes beyond those reflected in the primary and secondary benchmarks. The Growth portfolio, through underlying funds, targets about 95% of assets in global equities under normal conditions, with the rest in alternative strategies and residual cash from the underlying funds. The equity portfolio is intended to cover both the U.S. and foreign equity markets across a range of investment styles, including larger and smaller companies and value and growth stocks. Management considers the neutral mix between U.S. and foreign equity markets to be about 70% U.S. equities and 30% foreign equities. The portfolio can also have exposure to global real estate securities and alternative strategies such as managed-futures, global-macro, and event-driven strategies.

Entering 2018, the S&P 500® had already posted gains in nine consecutive calendar quarters. Our valuation-driven asset-allocation approach includes assessing relative asset-class valuations and conducting deep fundamental research into each asset class. In early 2018, we considered U.S. equity valuations already to be quite elevated by historical standards, despite record corporate earnings. Moreover, companies in the S&P 500® were exhibiting cyclically high profit margins, which can tend to revert to longer-term averages over time. There was also concern about ballooning debt levels among U.S. corporations, partly a result of near-zero interest rates from 2009 through 2015. All of these factors indicated to us that U.S. stocks had reached overheated levels by January 2018.

In an attempt to preserve investor capital against a possible market correction, we reduced exposure to U.S. equities around the end of January and beginning of February 2018. We also tilted more toward foreign stocks, which we considered a better value. U.S. stocks subsequently fell back, posting negative returns in February and March, but they resumed their rise through the middle of the year as the tax cuts fueled earnings growth. Foreign stocks lagged as investors focused on the U.S. market. Therefore, our underweight in U.S. stocks and overweight in foreign equity was a detractor.

Positive contributors included strong performance from several aggressive-growth underlying funds, as growth stocks within the information technology, health care, and consumer-discretionary sectors led in the U.S. But as a group, the underlying funds did not provide much lift relative to their style benchmarks. Some of the U.S. equity funds weren’t quite able to keep up with the U.S. market’s rally, and the foreign equity part of the Fund was generally a source of negative returns as foreign markets struggled.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

We continue to believe U.S. equities were trading at frothy levels, even after October’s market retreat. And we believe the price/earnings ratios were elevated even with cyclically high earnings in the denominator. We have subdued expectations for further U.S. stock gains from these levels over the next few years. Foreign equity markets appear more attractive to us. As of period end, we were still moderately underweighting equity via a reduction in U.S. equity, while favoring cheaper foreign markets. We continually assess our positioning, and strive to be meaningfully tilted toward high-conviction ideas that we expect to pay off over the next few years. However, we try not to deviate significantly from the basic risk and return profile investors should expect from a broadly diversified, multi-asset portfolio predominantly focused on equities.

John McLaughlin, CFA

Dan McNeela, CFA

Michael Stout, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	49.0%
International Equity Funds	38.6
U.S. Mixed Allocation Fund	5.5
U.S. Alternative Funds	5.1
International Alternative Funds	1.9
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(7.69)%	5.15%	8.91%	03/01/2002
Class A (NAV)	(2.33)%	6.35%	9.53%	03/01/2002
Wilshire 5000 Total Market IndexSM (A)	6.74%	10.62%	13.35%
Class B (POP)	(7.66)%	5.29%	8.88%	03/01/2002
Class B (NAV)	(3.24)%	5.45%	8.88%	03/01/2002
Class C (POP)	(3.91)%	5.57%	8.78%	11/11/2002
Class C (NAV)	(3.03)%	5.57%	8.78%	11/11/2002
Class I (NAV)	(2.11)%	6.63%	8.95%	11/30/2009
Class R (NAV)	(2.67)%	6.02%	9.27%	06/15/2006
Class T1 (POP)	(4.69)%	—	2.80%	03/17/2017
Class T1 (NAV)	(2.25)%	—	4.40%	03/17/2017
Advisor Class (NAV)	(2.24)%	—	4.69%	03/03/2017

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares and 2.5% for Class T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. Funds that invest in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.9%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E)	5,149	$ 25,959
Transamerica Global Multifactor Macro (B)	2,611,380	24,625,316

		24,651,275

International Equity Funds - 38.6%
Transamerica Emerging Markets Equity (B)	16,570,125	154,599,267
Transamerica Global Real Estate Securities (B)	300,412	3,917,377
Transamerica International Equity (B)	10,133,112	178,038,775
Transamerica International Growth (B)	14,691,516	115,622,231
Transamerica International Small Cap Value (B)	3,579,456	44,635,814

		496,813,464

U.S. Alternative Funds - 5.1%
Transamerica Event Driven (B)	2,958,285	30,204,094
Transamerica Managed Futures Strategy (B)	4,817,310	35,696,267

		65,900,361

U.S. Equity Funds - 49.0%
Transamerica Capital Growth (B)	3,591,816	50,177,675
Transamerica Concentrated Growth (B)	2,605,629	47,240,061
Transamerica Dividend Focused (B)	13,733,562	145,438,423

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Growth (B)	5,111,256	$ 56,326,041
Transamerica Large Cap Value (B)	9,459,531	115,027,899
Transamerica Mid Cap Value (B)	3,095,823	47,737,586
Transamerica Mid Cap Value Opportunities (B)	1,710,822	19,879,753
Transamerica Multi-Cap Growth (B)	6,229,730	51,270,676
Transamerica Small Cap Core (B)	229,926	2,655,646
Transamerica Small Cap Growth (B)	1,962,247	13,421,766
Transamerica Small Cap Value (B)	2,443,173	26,239,680
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	5,111	3,178
Transamerica US Growth (B)	2,627,347	55,883,666

		631,302,050

U.S. Mixed Allocation Fund - 5.5%
Transamerica MLP & Energy Income (B)	10,316,953	71,083,809

Total Investment Companies (Cost $1,206,302,731)		1,289,750,959

Total Investments (Cost $1,206,302,731)		1,289,750,959
Net Other Assets (Liabilities) - (0.1)%		(919,147)

Net Assets - 100.0%		$ 1,288,831,812

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,289,721,822	$—	$—	$1,289,721,822

Total	$1,289,721,822	$—	$—	$1,289,721,822

Investment Companies Measured at Net Asset Value (D)				29,137

Total Investments				$1,289,750,959

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Affiliated investment in the Class I2 shares, and liquidating trusts of Transamerica Funds. Affiliated interest, dividends, realized and unrealized gains/(losses), if any, are broken out within the Statements of Operations.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Restricted securities. At October 31, 2018, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$52,975	$25,959	0.0	%(G)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	51,111	3,178	0.0	(G)

Total			$104,086	$29,137	0.0	%(G)

(D)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(E)	Illiquid security. At October 31, 2018, the value of such securities amounted to $29,137 or less than 0.1% of the Fund’s net assets.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month reporting period ended on October 31, 2018 brought some moderate volatility following nine years of gains in U.S. stocks, but overall it was another rising year for U.S. equities. They got a late-2017 boost when the Tax Cuts and Jobs Act was signed into law, and continued to rally into January 2018. Equity markets hit a bump in February and March, as trade-war talk, rising interest rates, slowing growth in China, and Congressional scrutiny of social-media companies gave investors pause. Despite the S&P 500® falling more than -10% from late January to early February, U.S. equities resumed their drift upward from April through September, propelled mainly by strong earnings growth resulting from the corporate tax cuts that went into effect at the beginning of the year. Growth stocks led value stocks by a wide margin, with some of the internet darlings notching heady gains. Although the S&P 500® experienced a rather sharp -6.84% reversal in October, its return for the entire period was still positive at 7.35%.

Foreign markets did not benefit from the U.S. tax cuts. In fact, developed markets such as those in Europe and Japan slipped as the bullish attention was focused on the U.S. Foreign equity returns were even worse in dollar terms, owing to U.S. dollar appreciation. The MSCI EAFE Index of developed foreign markets was down -4.61% as measured in local currency, and down -6.85% once converted into dollars for U.S. investors. Emerging markets were hit harder, partly due to bellicose trade posturing of the U.S., China, Europe and Canada – all of which threatened to slow the global economy and therefore demand for the commodities supplied by many emerging markets. The MSCI Emerging Markets Index recorded a strong gain in 2017, but it posted losses over the trailing 12 months. For the 12-month period ended October 31, 2018, the Index declined -8.88% in local-currency terms, and declined -12.19% in U.S. dollars.

Meanwhile, investment-grade bonds suffered losses amid the rising-rate environment. The U.S. Federal Reserve hiked the short-term federal funds rate four times during the 12-month period, with the last hike on September 27 marking the eighth in a string that began in December 2015. Long-term bond yields crept upward as a result. The 10-year Treasury ended the period with a yield of 3.16%, a meaningful jump from 2.38% a year before. Because bond prices move in the opposite direction of interest rates, the Bloomberg Barclays U.S. Aggregate Bond Index posted a -2.05% loss despite its yield component. Credit-sensitive bonds, such as high-yield bonds, managed small gains because they’re less sensitive to rate movements and tend to gain favor when corporate earnings are strong. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index had a positive 0.98% return over the period. Floating-rate bank loans, meanwhile, benefited from the rate hikes as well as strong investor demand.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Asset Allocation – Moderate Growth Portfolio (Class A) returned -2.02%, excluding any sales charges. By comparison, its primary and secondary benchmarks the Wilshire 5000 Total Market IndexSM and the Bloomberg Barclays US Aggregate Bond Index, returned 6.74% and -2.05%, respectively.

STRATEGY REVIEW

The goal of the Transamerica Asset Allocation portfolios has always been to provide investors one-stop participation in the global financial markets, including many asset classes beyond those reflected in the primary and secondary benchmarks. The Moderate Growth portfolio, through underlying funds, provides a mix over time of about 70% equity and 30% fixed-income securities under normal conditions. The equity side is intended to cover both the U.S. and foreign equity markets across a range of investment styles, including larger and smaller companies and value and growth stocks. Management considers the neutral mix between U.S. and foreign equity markets to be about 70% U.S. equities and 30% foreign equities. The fixed-income portion normally includes investment-grade and credit-sensitive holdings, shorter- and longer-term bonds, and international bonds from both developed and emerging markets. The portfolio can also have exposure to global real estate securities and alternative strategies such as managed-futures, global-macro, and event-driven strategies.

Entering 2018, the S&P 500® had already posted gains in nine consecutive calendar quarters. Our valuation-driven asset-allocation approach includes assessing relative asset-class valuations and conducting deep fundamental research into each asset class. In early 2018, we considered U.S. equity valuations already to be quite elevated by historical standards, despite record corporate earnings. Moreover, companies in the S&P 500® were exhibiting cyclically high profit margins, which can tend to revert to longer-term averages over time. There was also concern about ballooning debt levels among U.S. corporations, partly a result of near-zero interest rates from 2009 through 2015. All of these factors indicated to us that U.S. stocks had reached overheated levels by January 2018.

In an attempt to preserve investor capital against a possible market correction, we reduced exposure to U.S. equities around the end of January and beginning of February 2018. We also tilted more toward foreign stocks, which we considered a better value. U.S. stocks subsequently fell back, posting negative returns in February and March, but they resumed their rise through the middle of the year as the tax cuts fueled earnings growth. Foreign stocks lagged as investors focused on the U.S. market. Therefore, our underweight in U.S. stocks and overweight in foreign equity was a detractor, and an overweight in emerging-markets debt in the bond allocation also weighed.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Positive contributors included our decision to maintain a below-market duration in the bond allocation, which helped soften the effects of rising interest rates. Also, a decision to favor floating-rate bank loans in the credit sleeve over fixed-rate high-yield bonds was positive, as floating-rate loans were the bond allocation’s best-performing asset class for the reporting period. Finally, our decision to hold a portion of the bond allocation in absolute-return funds was helpful; we believe those funds can provide bond-like returns without the sensitivity to rising rates that bond funds have, and as a group they outperformed the broad bond market.

In general, the underlying funds in the Fund had modest contribution to performance. A handful of aggressive U.S. growth-stock funds posted robust gains, but most of the other U.S. equity funds weren’t quite able to keep up in the bullish market environment. The main foreign equity funds lagged their style indexes as well. The bond funds constituted a brighter spot in the Fund; several of them easily beat the Bloomberg Barclays U.S. Aggregate Bond Index.

We continue to believe U.S. equities were trading at frothy levels, even after October’s market retreat and we believe the current price/earnings ratios were elevated even with cyclically high earnings in the denominator. We have subdued expectations for further U.S. stock gains from these levels over the next few years. Many other asset classes appear expensive to us as well, but some are attractive. As of period end, we were positioned defensively overall. We were moderately underweighting equity via a reduction in U.S. equity, favoring cheaper foreign markets (including emerging markets), minimizing exposure to equity-sensitive, high-yield bonds, and holding the bond allocation’s duration shorter than usual to help protect against rising rates. We continually assess our positioning, and strive to be meaningfully tilted toward high-conviction ideas that we expect to pay off over the next few years. However, we try not to deviate significantly from the basic risk profile investors should expect from a broadly diversified, multi-asset portfolio targeting 70% equity and 30% fixed income.

John McLaughlin, CFA

Dan McNeela, CFA

Michael Stout, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	34.7%
International Equity Funds	27.4
U.S. Fixed Income Funds	24.5
U.S. Mixed Allocation Fund	4.4
International Fixed Income Funds	4.0
U.S. Alternative Funds	4.0
International Alternative Funds	1.1
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(7.43)%	3.97%	7.82%	03/01/2002
Class A (NAV)	(2.02)%	5.16%	8.44%	03/01/2002
Wilshire 5000 Total Market IndexSM (A)	6.74%	10.62%	13.35%
Bloomberg Barclays US Aggregate Bond Index (B)	(2.05)%	1.83%	3.94%
Class B (POP)	(7.51)%	4.09%	7.80%	03/01/2002
Class B (NAV)	(3.02)%	4.25%	7.80%	03/01/2002
Class C (POP)	(3.71)%	4.36%	7.69%	11/11/2002
Class C (NAV)	(2.82)%	4.36%	7.69%	11/11/2002
Class I (NAV)	(1.84)%	5.42%	7.47%	11/30/2009
Class R (NAV)	(2.33)%	4.88%	8.20%	06/15/2006
Class T1 (POP)	(4.47)%	—	1.83%	03/17/2017
Class T1 (NAV)	(2.01)%	—	3.42%	03/17/2017
Advisor Class (NAV)	(1.88)%	—	3.71%	03/03/2017

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares and 2.5% for Class T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small-and medium sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.1%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E)	34,418	$ 173,521
Transamerica Global Multifactor Macro (B)	2,573,831	24,271,226

		24,444,747

International Equity Funds - 27.4%
Transamerica Emerging Markets Equity (B)	19,769,723	184,451,516
Transamerica Global Real Estate Securities (B)	756,221	9,861,122
Transamerica International Equity (B)	13,145,761	230,971,015
Transamerica International Growth (B)	16,549,446	130,244,141
Transamerica International Small Cap Value (B)	4,440,294	55,370,463

		610,898,257

International Fixed Income Funds - 4.0%
Transamerica Emerging Markets Debt (B)	6,259,962	61,973,621
Transamerica Inflation Opportunities (B)	2,863,605	27,633,786

		89,607,407

U.S. Alternative Funds - 4.0%
Transamerica Event Driven (B)	3,328,160	33,980,514
Transamerica Managed Futures Strategy (B)	7,268,012	53,855,971

		87,836,485

U.S. Equity Funds - 34.7%
Transamerica Capital Growth (B)	4,438,587	62,007,059
Transamerica Concentrated Growth (B)	3,214,593	58,280,579
Transamerica Dividend Focused (B)	16,955,057	179,554,057
Transamerica Growth (B)	6,313,161	69,571,034

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Large Cap Value (B)	11,665,697	$ 141,854,876
Transamerica Mid Cap Value (B)	4,112,000	63,407,039
Transamerica Mid Cap Value Opportunities (B)	2,413,582	28,045,826
Transamerica Multi-Cap Growth (B)	7,735,464	63,662,872
Transamerica Small Cap Core (B)	859,768	9,930,323
Transamerica Small Cap Growth (B)	1,348,649	9,224,759
Transamerica Small Cap Value (B)	1,666,160	17,894,562
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	4,660	2,897
Transamerica US Growth (B)	3,242,203	68,961,648

		772,397,531

U.S. Fixed Income Funds - 24.5%
Transamerica Core Bond (B)	14,499,441	137,599,691
Transamerica Flexible Income (B)	3,524,420	31,578,800
Transamerica Floating Rate (B)	3,673,184	36,254,330
Transamerica Intermediate Bond (B)	10,170,763	98,656,405
Transamerica Short-Term Bond (B)	4,057,547	40,047,984
Transamerica Total Return (B)	20,508,977	201,808,332

		545,945,542

U.S. Mixed Allocation Fund - 4.4%
Transamerica MLP & Energy Income (B)	14,061,317	96,882,471

Total Investment Companies (Cost $2,151,724,889)		2,228,012,440

Total Investments (Cost $2,151,724,889)		2,228,012,440
Net Other Assets (Liabilities) - (0.1)%		(2,075,808)

Net Assets - 100.0%		$ 2,225,936,632

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$2,227,836,022	$—	$—	$2,227,836,022

Total	$2,227,836,022	$—	$—	$2,227,836,022

Investment Companies Measured at Net Asset Value (E)				176,418

Total Investments				$2,228,012,440

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Affiliated investment in the Class I2 shares, and liquidating trusts of Transamerica Funds. Affiliated interest, dividends, realized and unrealized gains/(losses), if any, are broken out within the Statements of Operations.
(C)	Illiquid security. At October 31, 2018, the value of such securities amounted to $176,418 or less than 0.1% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Restricted securities. At October 31, 2018, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$354,111	$173,521	0.0	%(G)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	46,600	2,897	0.0	(G)

Total			$400,711	$176,418	0.0	%(G)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month reporting period ended on October 31, 2018 brought some moderate volatility following nine years of gains in U.S. stocks, but overall it was another rising year for U.S. equities. They got a late-2017 boost when the Tax Cuts and Jobs Act was signed into law, and continued to rally into January 2018. Equity markets hit a bump in February and March, as trade-war talk, rising interest rates, slowing growth in China, and Congressional scrutiny of social-media companies gave investors pause. Despite the S&P 500® falling more than -10% from late January to early February, U.S. equities resumed their drift upward from April through September, propelled mainly by strong earnings growth resulting from the corporate tax cuts that went into effect at the beginning of the year. Growth stocks led value stocks by a wide margin, with some of the internet darlings notching heady gains. Although the S&P 500® experienced a rather sharp -6.84% reversal in October, its return for the entire period was still positive at 7.35%.

Foreign markets did not benefit from the U.S. tax cuts. In fact, developed markets such as those in Europe and Japan slipped as the bullish attention was focused on the U.S. Foreign equity returns were even worse in dollar terms, owing to U.S. dollar appreciation. The MSCI EAFE Index of developed foreign markets was down -4.61% as measured in local currency, and down -6.85% once converted into dollars for U.S. investors. Emerging markets were hit harder, partly due to bellicose trade posturing of the U.S., China, Europe and Canada – all of which threatened to slow the global economy and therefore demand for the commodities supplied by many emerging markets. The MSCI Emerging Markets Index recorded a strong gain in 2017, but it posted losses over the trailing 12 months. For the 12-month period ended on October 31, 2018, the Index declined -8.88% in local-currency terms, and declined -12.19% in U.S. dollars.

Meanwhile, investment-grade bonds suffered losses amid the rising-rate environment. The U.S. Federal Reserve hiked the short-term federal funds rate four times during the 12-month period, with the last hike on September 27 marking the eighth in a string that began in December 2015. Long-term bond yields crept upward as a result. The 10-year Treasury ended the period with a yield of 3.16%, a meaningful jump from 2.38% a year before. Because bond prices move in the opposite direction of interest rates, the Bloomberg Barclays U.S. Aggregate Bond Index posted a -2.05% loss despite its yield component. Credit-sensitive bonds, such as high-yield bonds, managed small gains because they’re less sensitive to rate movements and tend to gain favor when corporate earnings are strong. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index had a positive 0.98% return over the period. Floating-rate bank loans, meanwhile, benefited from the rate hikes as well as strong investor demand.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Asset Allocation – Moderate Portfolio (Class A) returned -1.89%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg Barclays US Aggregate Bond Index, returned 6.74% and -2.05%, respectively.

STRATEGY REVIEW

The goal of the Transamerica Asset Allocation portfolios has always been to provide investors one-stop participation in the global financial markets, including many asset classes beyond those reflected in the primary and secondary benchmarks. The Moderate portfolio, through underlying funds, provides a mix over time of about 50% equity and 50% fixed-income securities under normal conditions. The equity side is intended to cover both the U.S. and foreign equity markets across a range of investment styles, including larger and smaller companies and value and growth stocks. Management considers the neutral mix between U.S. and foreign equity markets to be about 70% U.S. equities and 30% foreign equities. The fixed-income portion normally includes investment-grade and credit-sensitive holdings, shorter- and longer-term bonds, and international bonds from both developed and emerging markets. The portfolio can also have exposure to global real estate securities and alternative strategies such as managed-futures, global-macro and event-driven strategies.

Entering 2018, the S&P 500® had already posted gains in nine consecutive calendar quarters. Our valuation-driven asset-allocation approach includes assessing relative asset-class valuations and conducting deep fundamental research into each asset class. In early 2018 we considered U.S. equity valuations already to be quite elevated by historical standards, despite record corporate earnings. Moreover, companies in the S&P 500® were exhibiting cyclically high profit margins, which can tend to revert to longer-term averages over time. There was also concern about ballooning debt levels among U.S. corporations, partly a result of near-zero interest rates from 2009 through 2015. All of these factors indicated to us that U.S. stocks had reached overheated levels by January 2018.

In an attempt to preserve investor capital against a possible market correction, we reduced exposure to U.S. equities around the end of January and beginning of February 2018. We also tilted toward foreign stocks, which we considered a better value. U.S. stocks subsequently fell back, positing negative returns in February and March, but they resumed their rise through the middle of the year as the tax cuts fueled earnings growth. Foreign stocks lagged as investors focused on the U.S. market. Therefore, our underweight in U.S. stocks and overweight in foreign equity was a detractor, and our overweight in emerging-markets debt in the bond allocation also weighed.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Positive contributors included our decision to maintain a below-market duration in the bond allocation, which helped soften the effects of rising interest rates. Also, a decision to favor floating-rate bank loans in the credit sleeve over fixed-rate, high-yield bonds was positive, as floating-rate loans were by far the bond allocation’s best-performing asset class. Finally, our decision to hold a portion of the bond allocation in absolute-return funds was helpful; we believe those funds can provide bond-like returns without the sensitivity to rising rates that bond funds have, and as a group they outperformed the broad bond market.

In general, the underlying funds in the Fund had modest contribution to performance. A handful of aggressive U.S. growth-stock funds posted robust gains, but most of the other U.S. equity funds weren’t quite able to keep up in the bullish market environment. The main foreign equity funds lagged their style indexes as well. The bond funds constituted a brighter spot in the Fund; several of them easily beat the Bloomberg Barclays U.S. Aggregate Bond Index.

We continue to believe U.S. equities were trading at frothy levels, even after October’s market retreat. And we believe the price/earnings ratios were elevated even with cyclically high earnings in the denominator. We have subdued expectations for further U.S. stock gains from these levels over the next few years. Many other asset classes appear expensive to us as well, but some are attractive. As of period end, we were positioned defensively overall. We were moderately underweighting equity via a reduction in U.S. equity, favoring cheaper foreign markets (including emerging markets), minimizing exposure to equity-sensitive high-yield bonds, and holding the bond allocation’s duration shorter than usual to help protect against rising rates. We continually assess our positioning, and strive to be meaningfully tilted toward high-conviction ideas that we expect to pay off over the next few years. However, we try not to deviate significantly from the basic risk profile investors should expect from a broadly diversified, multi-asset portfolio targeting 50% equity and 50% fixed income.

John McLaughlin, CFA

Dan McNeela, CFA

Michael Stout, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	43.4%
U.S. Equity Funds	23.7
International Equity Funds	18.8
International Fixed Income Funds	5.9
U.S. Alternative Funds	4.0
U.S. Mixed Allocation Fund	3.2
International Alternative Funds	1.1
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(7.25)%	2.91%	6.91%	03/01/2002
Class A (NAV)	(1.89)%	4.08%	7.51%	03/01/2002
Wilshire 5000 Total Market IndexSM (A)	6.74%	10.62%	13.35%
Bloomberg Barclays US Aggregate Bond Index (B)	(2.05)%	1.83%	3.94%
Class B (POP)	(7.42)%	3.03%	6.87%	03/01/2002
Class B (NAV)	(2.83)%	3.18%	6.87%	03/01/2002
Class C (POP)	(3.59)%	3.30%	6.77%	11/11/2002
Class C (NAV)	(2.68)%	3.30%	6.77%	11/11/2002
Class I (NAV)	(1.73)%	4.32%	6.23%	11/30/2009
Class R (NAV)	(2.08)%	3.82%	7.28%	06/15/2006
Class T1 (POP)	(4.34)%	—	1.14%	03/17/2017
Class T1 (NAV)	(1.88)%	—	2.73%	03/17/2017
Advisor Class (NAV)	(1.75)%	—	2.92%	03/03/2017

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares and 2.5% for Class T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investments in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.1%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E)	21,365	$ 107,712
Transamerica Global Multifactor Macro (B)	1,851,383	17,458,540

		17,566,252

International Equity Funds - 18.8%
Transamerica Emerging Markets Equity (B)	9,790,877	91,348,880
Transamerica International Equity (B)	6,744,795	118,506,053
Transamerica International Growth (B)	8,079,904	63,588,843
Transamerica International Small Cap Value (B)	2,163,995	26,985,014

		300,428,790

International Fixed Income Funds - 5.9%
Transamerica Emerging Markets Debt (B)	5,438,442	53,840,572
Transamerica Inflation Opportunities (B)	4,136,129	39,913,645

		93,754,217

U.S. Alternative Funds - 4.0%
Transamerica Event Driven (B)	2,388,334	24,384,886
Transamerica Managed Futures Strategy (B)	5,211,245	38,615,322

		63,000,208

U.S. Equity Funds - 23.7%
Transamerica Capital Growth (B)	2,191,177	30,610,742
Transamerica Concentrated Growth (B)	1,586,020	28,754,548
Transamerica Dividend Focused (B)	8,358,895	88,520,696
Transamerica Growth (B)	3,113,167	34,307,106
Transamerica Large Cap Value (B)	5,742,890	69,833,536
Transamerica Mid Cap Value (B)	1,786,842	27,553,102
Transamerica Mid Cap Value Opportunities (B)	1,073,814	12,477,718

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Multi-Cap Growth (B)	3,819,765	$ 31,436,666
Transamerica Small Cap Core (B)	468,585	5,412,151
Transamerica Small Cap Growth (B)	762,125	5,212,938
Transamerica Small Cap Value (B)	933,918	10,030,280
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	2,887	1,795
Transamerica US Growth (B)	1,598,537	34,000,886

		378,152,164

U.S. Fixed Income Funds - 43.4%
Transamerica Core Bond (B)	17,852,608	169,421,254
Transamerica Flexible Income (B)	4,945,432	44,311,072
Transamerica Floating Rate (B)	3,314,908	32,718,146
Transamerica Intermediate Bond (B)	12,404,296	120,321,675
Transamerica Short-Term Bond (B)	6,186,983	61,065,524
Transamerica Total Return (B)	26,750,055	263,220,541

		691,058,212

U.S. Mixed Allocation Fund - 3.2%
Transamerica MLP & Energy Income (B)	7,494,976	51,640,384

Total Investment Companies (Cost $1,565,095,750)		1,595,600,227

Total Investments (Cost $1,565,095,750)		1,595,600,227
Net Other Assets (Liabilities) - (0.1)%		(1,667,552)

Net Assets - 100.0%		$ 1,593,932,675

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,595,490,720	$—	$—	$1,595,490,720

Total	$1,595,490,720	$—	$—	$1,595,490,720

Investment Companies Measured at Net Asset Value (E)				109,507

Total Investments				$1,595,600,227

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Affiliated investment in the Class I2 shares, and liquidating trusts of Transamerica Funds. Affiliated interest, dividends, realized and unrealized gains/(losses), if any, are broken out within the Statements of Operations.
(C)	Illiquid security. At October 31, 2018, the value of such securities amounted to $109,507 or less than 0.1% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Restricted securities. At October 31, 2018, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$219,813	$107,712	0.0	%(G)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	28,869	1,795	0.0	(G)

Total			$248,682	$109,507	0.0	%(G)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation Intermediate Horizon

(unaudited)

MARKET ENVIRONMENT

Risk assets were in rally mode when the period began, as U.S. and foreign equities as well as corporate credit assets had all been advancing for most of 2017. That rally continued briefly into 2018, but quickly waned with growing prospects for rising interest rates and tariffs threatening to slow future growth.

As fourth quarter earnings reports began to cycle in during February, we were greeted with robust growth, easing investors’ nerves. This allowed the U.S. market to shift back to an upward bias, which continued throughout most of the period, with both first and second quarter operating earnings growing at a very robust pace. Foreign markets, however, remained weak as trade concerns and a strengthening dollar continued to weigh.

Interest rates were in focus throughout the year, as the U.S. Federal Reserve (“Fed”) continued its measured pace of rate hikes while the benchmark 10-year Treasury yield rose steadily, primarily on economic and corporate growth as well as hints of inflation. In contrast to the near-zero interest rate policy employed by the Fed from 2008 through late-2015, policy rates increased four times during the period, bringing the Fed Funds Rate to a range between 2.00% and 2.25%. The 10-year Treasury yield also moved higher, closing the period above 3%.

Markets saw volatility increase as the period drew to a close, with broad U.S. and foreign indexes experiencing declines near 10%. While trade and inflation seemed to play a role, an expected earnings slowdown for next year was also given some of the blame, as 2018’s forecast earnings growth of over 20% gave way to lower, but still low double digit, expectations for 2019.

Asset class returns were very disparate over the last 12 months, with U.S. equities and credit posting positive returns while foreign markets and high quality, longer maturity fixed income lagged. These environments can tend to frustrate well diversified investors, as the losers drag down overall portfolio returns. We remind readers, however, that they are in a diversified portfolio because it may help to mitigate risk and aid in the financial planning process.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Asset Allocation Intermediate Horizon (Class R4) returned 0.18%. By comparison, its primary, secondary, and additional benchmarks, the S&P 500®, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Asset Allocation Intermediate Horizon Blended Benchmark, returned 7.35%, -2.05% and 1.32%, respectively.

STRATEGY REVIEW

Our asset allocation funds seek to simplify the investment decision and diversification processes by providing investors with a set of funds with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation fund has a unique fixed income and equity allocation.

Transamerica Asset Allocation Intermediate Horizon invests approximately 50% in equity funds and 50% in fixed income funds. The portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that are weaker in an effort to continually buy low and sell high.

The Fund’s best-performing holding over the 12-month period ended on October 31, 2018 was Transamerica Large Growth with a gain of 10.94%. It was also the largest positive contributor to overall performance and had a target weight in the portfolio of 13%. The top performing fixed income fund in the portfolio, aside from Transamerica Government Money Market which returned 1.41%, was Transamerica High Quality Bond. It carried a target weight of 8% and produced a total return of 0.57%.

The weakest performing holding and largest overall detractor during the period was Transamerica International Equity which lost -7.41% and had a target allocation of 12%. The weakest fixed income fund in the portfolio, Transamerica Intermediate Bond, hampered by rising interest rates, lost -2.21%. It carried a target weighting of 24%.

Christopher A. Staples, CFA

Kane Cotton, CFA

Sean Serrell, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation Intermediate Horizon

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	50.9%
U.S. Equity Funds	38.6
International Equity Fund	10.4
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation Intermediate Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018

	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class R (NAV)	(0.07)%	—	2.85%	05/19/2017
Class R4 (NAV)	0.18%	4.44%	7.74%	09/11/2000
S&P 500® (A)	7.35%	11.34%	13.24%
Bloomberg Barclays US Aggregate Bond Index (B)	(2.05)%	1.83%	3.94%
Transamerica Asset Allocation Intermediate Horizon Blended Benchmark (B) (C) (D) (E) (F) (G) (H) (I)	1.32%	5.34%	8.27%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Asset Allocation Intermediate Horizon Blended Benchmark is composed of the following benchmarks: 38% Russell 3000® Index, 24% Bloomberg Barclays US Aggregate Bond Index, 12% MSCI World Index ex-U.S., 10% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 8% ICE BofAML 1-3 Year Treasury Bill Index, 6% ICE BofAML High Yield Master II Index and 2% FTSE 3-Month Treasury Bill Index.

(D) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(F) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(G) The ICE BofAML 1-3 Year Treasury Bill Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(H) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(I) The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

If a sales charge had been deducted, the results would have been lower. There are no sales charges for Class R shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying funds including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation Intermediate Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 10.4%
Transamerica International Equity (A)	2,183,402	$ 38,602,542

Money Market Fund - 0.2%
Transamerica Government Money Market (A)	756,752	756,752

U.S. Equity Funds - 38.6%
Transamerica Large Growth (A)	4,032,384	50,203,179
Transamerica Large Value Opportunities (A)	4,678,562	50,294,543
Transamerica Mid Cap Growth (A)	810,382	10,648,422
Transamerica Mid Cap Value Opportunities (A)	929,201	10,843,772
Transamerica Small Cap Growth (A)	1,691,246	11,568,120
Transamerica Small Cap Value (A)	964,602	10,388,769

		143,946,805

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 50.9%
Transamerica High Quality Bond (A)	3,207,318	$ 31,399,647
Transamerica High Yield Bond (A)	2,689,101	24,013,674
Transamerica Inflation-Protected Securities (A)	4,461,074	42,960,142
Transamerica Intermediate Bond (A)	9,390,415	91,274,833

		189,648,296

Total Investment Companies (Cost $367,297,797)		372,954,395

Total Investments (Cost $367,297,797)		372,954,395
Net Other Assets (Liabilities) - (0.1)%		(204,092)

Net Assets - 100.0%		$ 372,750,303

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$372,954,395	$—	$—	$372,954,395

Total Investments	$372,954,395	$—	$—	$372,954,395

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. Affiliated interest, dividends, realized and unrealized gains/(losses), if any, are broken out within the Statements of Operations.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation Long Horizon

(unaudited)

MARKET ENVIRONMENT

Risk assets were in rally mode when the period began, as U.S. and foreign equities as well as corporate credit assets had all been advancing for most of 2017. That rally continued briefly into 2018, but quickly waned with growing prospects for rising interest rates and tariffs threatening to slow future growth.

As fourth quarter earnings reports began to cycle in during February, we were greeted with robust growth, easing investors’ nerves. This allowed the U.S. market to shift back to an upward bias, which continued throughout most of the period, with both first and second quarter operating earnings growing at a very robust pace. Foreign markets, however, remained weak as trade concerns and a strengthening dollar continued to weigh.

Interest rates were in focus throughout the year, as the U.S. Federal Reserve (“Fed”) continued its measured pace of rate hikes while the benchmark 10-year Treasury yield rose steadily, primarily on economic and corporate growth as well as hints of inflation. In contrast to the near-zero interest rate policy employed by the Fed from 2008 through late-2015, policy rates increased four times during the period, bringing the Fed Funds Rate to a range between 2.00% and 2.25%. The 10-year Treasury yield also moved higher, closing the period above 3%.

Markets saw volatility increase as the period drew to a close, with broad U.S. and foreign indexes experiencing declines near 10%. While trade and inflation seemed to play a role, an expected earnings slowdown for next year was also given some of the blame, as 2018’s forecast earnings growth of over 20% gave way to lower, but still low double digit, expectations for 2019.

Asset class returns were very disparate over the last 12 months, with U.S. equities and credit posting positive returns while foreign markets and high quality, longer maturity fixed income lagged. These environments can tend to frustrate well diversified investors, as the losers drag down overall portfolio returns. We remind readers, however, that they are in a diversified portfolio because it may help to mitigate risk and aid in the financial planning process.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Asset Allocation Long Horizon (Class R4) returned 0.72%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Asset Allocation Long Horizon Blended Benchmark, returned 7.35% and 2.75%, respectively.

STRATEGY REVIEW

Our asset allocation funds seek to simplify the investment decision and diversification processes by providing investors with a set of funds pre-determined target asset allocations based on different retirement time horizons. Each asset allocation fund has a unique and well-diversified fixed income and equity allocation.

Transamerica Asset Allocation Long Horizon invests approximately 90% in equity funds and 10% in fixed income funds. The portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that have been weaker in an effort to continually buy low and sell high.

The Fund’s best-performing holding over the 12-month period ended on October 31, 2018 was Transamerica Large Growth with a gain of 10.94%. It was also the largest positive contributor to overall performance and had a target weight in the portfolio of 21%. The top performing fixed income fund in the portfolio, aside from Transamerica Government Money Market which returned 1.41%, was Transamerica High Quality Bond. It carried a target weight of 0.5% and produced a total return of 0.57%.

The weakest performing holding during the period was Transamerica International Equity which lost -7.41% and had a target allocation of 24%. The weakest fixed income fund in the portfolio, Transamerica Intermediate Bond, hampered by rising interest rates, lost -2.21%. It carried a target weighting of 4%.

Christopher A. Staples, CFA

Kane Cotton, CFA

Sean Serrell, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation Long Horizon

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	67.4%
International Equity Fund	22.5
U.S. Fixed Income Funds	10.0
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation Long Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class R (NAV)	0.47%	—	5.03%	05/19/2017
Class R4 (NAV)	0.72%	6.33%	9.68%	09/11/2000
S&P 500® (A)	7.35%	11.34%	13.24%
Transamerica Asset Allocation Long Horizon Blended Benchmark (B) (C) (D) (E) (F) (G) (H)	2.75%	7.92%	11.13%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Asset Allocation Long Horizon Blended Benchmark is composed of the following benchmarks: 66% Russell 3000® Index, 24% MSCI World Index ex-U.S., 4% Bloomberg Barclays US Aggregate Bond Index, 2% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 2% FTSE 3-Month Treasury Bill Index and 2% ICE BofAML High Yield Master II Index.

(C) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(E) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(F) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(G) The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

(H) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

If a sales charge had been deducted, the results would have been lower. There are no sales charges for Class R shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying funds including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation Long Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 22.5%
Transamerica International Equity (A)	2,744,955	$ 48,530,813

Money Market Fund - 0.2%
Transamerica Government Money Market (A)	419,311	419,311

U.S. Equity Funds - 67.4%
Transamerica Large Growth (A)	3,901,647	48,575,508
Transamerica Large Value Opportunities (A)	4,300,771	46,233,285
Transamerica Mid Cap Growth (A)	912,885	11,995,303
Transamerica Mid Cap Value Opportunities (A)	1,080,345	12,607,628
Transamerica Small Cap Growth (A)	1,989,473	13,607,993
Transamerica Small Cap Value (A)	1,161,806	12,512,653

		145,532,370

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 10.0%
Transamerica High Quality Bond (A)	113,462	$ 1,110,797
Transamerica High Yield Bond (A)	506,661	4,524,481
Transamerica Inflation-Protected Securities (A)	750,617	7,228,445
Transamerica Intermediate Bond (A)	898,700	8,735,362

		21,599,085

Total Investment Companies (Cost $203,205,579)		216,081,579

Total Investments (Cost $203,205,579)		216,081,579
Net Other Assets (Liabilities) - (0.1)%		(115,794)

Net Assets - 100.0%		$ 215,965,785

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$216,081,579	$—	$—	$216,081,579

Total Investments	$216,081,579	$—	$—	$216,081,579

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. Affiliated interest, dividends, realized and unrealized gains/(losses), if any, are broken out within the Statements of Operations.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation Short Horizon

(unaudited)

MARKET ENVIRONMENT

Risk assets were in rally mode when the period began, as U.S. and foreign equities as well as corporate credit assets had all been advancing for most of 2017. That rally continued briefly into 2018, but quickly waned with growing prospects for rising interest rates and tariffs threatening to slow future growth.

As fourth quarter earnings reports began to cycle in during February, we were greeted with robust growth, easing investors’ nerves. This allowed the U.S. market to shift back to an upward bias, which continued throughout most of the period, with both first and second quarter operating earnings growing at a very robust pace. Foreign markets, however, remained weak as trade concerns and a strengthening dollar continued to weigh.

Interest rates were in focus throughout the year, as the U.S. Federal Reserve (“Fed”) continued its measured pace of rate hikes while the benchmark 10-year Treasury yield rose steadily, primarily on economic and corporate growth as well as hints of inflation. In contrast to the near-zero interest rate policy employed by the Fed from 2008 through late-2015, policy rates increased four times during the period, bringing the Fed Funds Rate to a range between 2.00% and 2.25%. The 10-year Treasury yield also moved higher, closing the period above 3%.

Markets saw volatility increase as the period drew to a close, with broad U.S. and foreign indexes experiencing declines near 10%. While trade and inflation seemed to play a role, an expected earnings slowdown for next year was also given some of the blame, as 2018’s forecast earnings growth of over 20% gave way to lower, but still low double digit, expectations for 2019.

Asset class returns were very disparate over the last 12 months, with U.S. equities and credit posting positive returns while foreign markets and high quality, longer maturity fixed income lagged. These environments can tend to frustrate well diversified investors, as the losers drag down overall portfolio returns. We remind readers, however, that they are in a diversified portfolio because it may help to mitigate risk and aid in the financial planning process.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Asset Allocation Short Horizon (Class R4) returned -1.01%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Asset Allocation Short Horizon Blended Benchmark, returned -2.05% and -0.53%, respectively.

STRATEGY REVIEW

Our asset allocation funds seek to simplify the investment decision and diversification processes by providing investors with a set of funds with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation fund has a unique fixed income and equity allocation.

Transamerica Asset Allocation Short Horizon invests approximately 10% in equity funds and 90% in fixed income funds. The portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that are weaker-performing in an effort to continually buy low and sell high.

The Fund’s best-performing holding over the 12-month period ended on October 31, 2018 was Transamerica Large Growth with a gain of 10.94%. It was also the largest positive contributor to overall performance and had a target weight in the portfolio of 3%. The top performing fixed income fund in the portfolio, aside from Transamerica Government Money Market which returned 1.41%, was Transamerica High Quality Bond. It carried a target weight of 17% and produced a total return of 0.57%.

The weakest performing holding during the period was Transamerica International Equity which lost -7.41% and had a target allocation of 2%. The weakest fixed income fund in the portfolio, Transamerica Intermediate Bond, hampered by rising interest rates, lost -2.21%. It carried a target weighting of 46% and was the largest overall detractor.

Christopher A. Staples, CFA

Kane Cotton, CFA

Sean Serrell, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation Short Horizon

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	90.4%
U.S. Equity Funds	7.7
International Equity Fund	1.9
Money Market Fund	0.1
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation Short Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class R (NAV)	(1.21)%	—	0.34%	05/19/2017
Class R4 (NAV)	(1.01)%	2.21%	5.29%	09/11/2000
Bloomberg Barclays US Aggregate Bond Index (A)	(2.05)%	1.83%	3.94%
Transamerica Asset Allocation Short Horizon Blended Benchmark (A) (B) (C) (D) (E) (F) (G) (H)	(0.53)%	2.51%	5.02%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Asset Allocation Short Horizon Blended Benchmark is composed of the following benchmarks: 46% Bloomberg Barclays US Aggregate Bond Index, 17% ICE BofAML 1-3 Year Treasury Bill Index, 15% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 10% ICE BofAML High Yield Master II Index, 8% Russell 3000® Index, 2% MSCI World Index ex-U.S, and 2% FTSE 3-Month Treasury Bill Index.

(C) The ICE BofAML 1-3 Year Treasury Bill Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(D) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(E) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(F) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(G) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(H) The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

If a sales charge had been deducted, the results would have been lower. There are no sales charges for Class R shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying funds including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Asset Allocation Short Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 1.9%
Transamerica International Equity (A)	152,734	$ 2,700,343

Money Market Fund - 0.1%
Transamerica Government Money Market (A)	143,903	143,903

U.S. Equity Funds - 7.7%
Transamerica Large Growth (A)	333,455	4,151,512
Transamerica Large Value Opportunities (A)	403,720	4,339,991
Transamerica Small Cap Core (A)	234,213	2,733,266

		11,224,769

U.S. Fixed Income Funds - 90.4%
Transamerica High Quality Bond (A)	2,696,981	26,403,443
Transamerica High Yield Bond (A)	1,623,345	14,496,475

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica Inflation-Protected Securities (A)	2,493,122	$ 24,008,769
Transamerica Intermediate Bond (A)	6,829,915	66,386,770

		131,295,457

Total Investment Companies (Cost $148,956,863)		145,364,472

Total Investments (Cost $148,956,863)		145,364,472
Net Other Assets (Liabilities) - (0.1)%		(79,718)

Net Assets - 100.0%		$ 145,284,754

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$145,364,472	$—	$—	$145,364,472

Total Investments	$145,364,472	$—	$—	$145,364,472

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. Affiliated interest, dividends, realized and unrealized gains/(losses), if any, are broken out within the Statements of Operations.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies Portfolio

(unaudited)

MARKET ENVIRONMENT

In the fourth quarter of 2017, a mix of continued healthy global economic growth, a solid earnings season and the absence of hawkish surprises from major central banks helped markets to a strong calendar-year finish. Both developed market equities, as measured by the MSCI World Index, and emerging market equities, as measured by the MSCI Emerging Market Index, delivered positive returns with emerging outperforming developed equities. U.S. equities outpaced global equities, and the U.S. 10-Year Treasury yield rose on the back of positive growth impacts from the corporate tax cut included in the tax reform legislation passed in December 2017.

The first half of 2018 saw increased volatility, and global equity markets experienced their first pullback in February after rallying for eight consecutive quarters. Global equity prices peaked during the last week of January before retreating on news of stronger-than-expected U.S. wage growth data in early February. Rising concerns about potential trade protectionism and worsening market sentiment about U.S. technology stocks resulted in a second sell-off in March. Divergence between U.S. economic growth and the rest of the world began to appear in the second quarter, with economic data slowing across non-U.S. developed markets and emerging markets broadly.

The third quarter of 2018 was more or less a continuation of the second quarter, in terms of both macroeconomic data and financial market performance. Global growth continued to moderate, especially outside of the U.S. At the same time, trade tension between the U.S. and China escalated. Global equities were up, driven by the rally in developed markets. U.S. equities outperformed due to strong earnings and economic data. Emerging market equities were down, primarily due to the negative performance of China. In bonds, the U.S. 10-year yield rose over the first three quarters of the year.

October saw global equities post negative returns as higher U.S. real yields and softer-than-expected earnings guidance from U.S. corporates weighed on risk sentiment. The sell-off was broad based with both developed and emerging markets positing negative performance.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Multi-Manager Alternative Strategies Portfolio (Class A), returned -1.55%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the BofA Merrill Lynch 3-Month Treasury Bill +3% Wrap Index and the HFRX Global Hedge Fund Index, returned 4.77% and -3.53%, respectively.

STRATEGY REVIEW

The Fund underperformed its primary benchmark, the ICE BofAML 3-Month Treasury Bill +3% Wrap Index, but outperformed the HFRX Global Hedge Fund Index, its secondary benchmark.

This is a fund-of-funds multistrategy portfolio, which seeks to provide returns from differentiated sources and strategies. It relies on diversification across active investment styles, asset classes, markets, geographies and strategies to deliver better risk-adjusted absolute returns less correlated to traditional equities. It invests primarily in underlying alternative strategies.

Over the fiscal year, negative performance was primarily driven by the long-only strategies in the Fund focused on emerging markets. The Transamerica Emerging Markets Equity and the Transamerica Emerging Markets Debt funds were the primary detractors, as emerging markets broadly underperformed on the back of lackluster economic growth and continued U.S./China trade tensions. Underperformance was partially offset through a short position to U.S. interest rates implemented through U.S. Treasury futures, as U.S. rates rose.

Alternative strategies contributed to performance. Transamerica Global Multifactor Macro Fund, managed by AQR Capital Management, LLC, was the primary driver of positive returns, followed by the Transamerica Event Driven Fund and the Transamerica Long/Short Strategy. Transamerica Managed Futures, Transamerica Inflation Opportunities and the Transamerica Global Real Estate Securities detracted from returns.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Raymond Chan, CFA

Christopher Lvoff, CFA

Co-Portfolio Managers

Goldman Sachs Asset Management, LP

Transamerica Funds	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies Portfolio

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Alternative Funds	32.2%
International Alternative Funds	31.9
International Fixed Income Fund	19.3
International Equity Funds	9.0
U.S. Fixed Income Funds	3.8
U.S. Mixed Allocation Fund	2.7
Repurchase Agreement	1.3
Net Other Assets (Liabilities)^	(0.2)
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(7.00)%	(0.26)%	2.95%	12/28/2006
Class A (NAV)	(1.55)%	0.87%	3.53%	12/28/2006
ICE BofAML 3-Month Treasury Bill +3% Wrap Index (A)	4.77%	3.61%	3.40%
HFRX Global Hedge Fund Index (B)	(3.53)%	0.14%	1.37%
Class C (POP)	(3.14)%	0.13%	2.80%	12/28/2006
Class C (NAV)	(2.17)%	0.13%	2.80%	12/28/2006
Class I (NAV)	(1.11)%	1.20%	2.35%	11/30/2009
Class R6 (NAV)	(1.09)%	—	(0.35)%	05/29/2015
Class T1 (POP)	(3.70)%	—	(0.91)%	03/17/2017
Class T1 (NAV)	(1.27)%	—	0.66%	03/17/2017

(A) The ICE BofAML 3-Month Treasury Bill + 3% Wrap Index assumes a 3% wrap fee and is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

(B) The HFRX Global Hedge Fund Index is designed to measure the daily performance of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

The ICE BofAML 3-Month Treasury Bill + 3% Wrap Index is an unmanaged index used as a general measure of market performance. The HFRX Global Hedge Fund Index is a passively-managed index designed to measure the daily performance of the overall composition of the hedge fund universe. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares and 2.5% for Class T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Alternative strategies may not suitable for all investors. Many alternative strategies tend to use sophisticated and aggressive investment techniques. Certain alternative strategies may be tied to hard assets such as commodities, currencies and real estate and may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, and international economic, political, and regulatory developments. Diversification does not guarantee a profit or protect against a loss.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
EXCHANGE-TRADED FUND - 2.5%
International Fixed Income Fund - 2.5%
iShares JPMorgan EM Local Currency Bond ETF (A)	63,234	$ 2,740,562

Total Exchange-Traded Fund (Cost $2,892,258)		2,740,562

INVESTMENT COMPANIES - 96.4%
International Alternative Funds - 31.9%
Transamerica Global Multifactor Macro (B)	1,601,215	15,099,454
Transamerica Unconstrained Bond (B)	2,081,088	20,415,476

		35,514,930

International Equity Funds - 9.0%
Transamerica Emerging Markets Equity (B)	656,297	6,123,250
Transamerica Global Real Estate Securities (B)	298,943	3,898,213

		10,021,463

International Fixed Income Funds - 16.8%
Transamerica Emerging Markets Debt (B)	757,900	7,503,205
Transamerica Inflation Opportunities (B)	1,160,008	11,194,078

		18,697,283

U.S. Alternative Funds - 32.2%
Transamerica Event Driven (B)	1,232,170	12,580,458
Transamerica Long/Short Strategy (B)	1,888,557	11,652,395
Transamerica Managed Futures Strategy (B)	1,574,873	11,669,810

		35,902,663

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 3.8%
Transamerica Core Bond (B)	129,183	$ 1,225,944
Transamerica High Yield Bond (B)	342,894	3,062,041

		4,287,985

U.S. Mixed Allocation Fund - 2.7%
Transamerica MLP & Energy Income (B)	440,531	3,035,260

Total Investment Companies (Cost $113,339,618)		107,459,584

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 1.25% (C), dated 10/31/2018, to be repurchased at $1,472,789 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $1,502,722.	$ 1,472,738	1,472,738

Total Repurchase Agreement (Cost $1,472,738)		1,472,738

Total Investments (Cost $117,704,614)		111,672,884
Net Other Assets (Liabilities) - (0.2)%		(222,541)

Net Assets - 100.0%		$ 111,450,343

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	Short	(34)	12/19/2018	$(4,091,741)	$(4,026,875)	$64,866	$—

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Fund	$2,740,562	$—	$—	$2,740,562
Investment Companies	107,459,584	—	—	107,459,584
Repurchase Agreement	—	1,472,738	—	1,472,738

Total Investments	$110,200,146	$1,472,738	$—	$111,672,884

Other Financial Instruments
Futures Contracts (E)	$64,866	$—	$—	$64,866

Total Other Financial Instruments	$64,866	$—	$—	$64,866

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Manager Alternative Strategies Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Affiliated investment in the Class I2 shares of Transamerica Funds. The Fund’s transactions and earnings from investments of TAM are as follows:

Affiliated Investments	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (F)	Value October 31, 2018	Shares as of October 31, 2018	Dividend Income (F)	Net Capital Gain Distributions (F)
Transamerica Arbitrage Strategy Liquidating Trust	$220,311	$—	$(262,396)	$35,510	$6,575	$—	—	$—	$—
Transamerica Core Bond	3,276,956	55,546	(2,000,000)	(37,738)	(68,820)	1,225,944	129,183	55,546	—
Transamerica Developing Markets Equity	3,037,995	1,666,530	(4,854,284)	689,232	(539,473)	—	—	16,530	—
Transamerica Emerging Markets Debt	11,054,563	354,846	(3,000,000)	(44,742)	(861,462)	7,503,205	757,900	354,846	—
Transamerica Emerging Markets Equity	2,974,741	5,888,473	(1,400,000)	(33,114)	(1,306,850)	6,123,250	656,297	38,474	—
Transamerica Event Driven	18,292,366	274,076	(5,950,000)	227,906	(263,890)	12,580,458	1,232,170	274,076	—
Transamerica Global Multifactor Macro	21,852,139	837,631	(8,500,000)	(983,824)	1,893,508	15,099,454	1,601,215	813,829	—
Transamerica Global Real Estate Securities	5,615,281	2,354,919	(3,800,000)	863,134	(1,135,121)	3,898,213	298,943	154,920	—
Transamerica High Yield Bond	9,824,839	402,575	(6,800,000)	(163,681)	(201,692)	3,062,041	342,894	402,575	—
Transamerica Inflation Opportunities	16,318,435	339,773	(4,950,000)	(18,357)	(495,773)	11,194,078	1,160,008	339,773	—
Transamerica Long/Short Strategy	17,525,621	1,571,478	(6,050,000)	(1,299,729)	(94,975)	11,652,395	1,888,557	—	1,571,478
Transamerica Managed Futures Strategy	17,294,595	502,769	(5,550,000)	(1,190,411)	612,857	11,669,810	1,574,873	2,769	—
Transamerica MLP & Energy Income	4,327,108	1,371,255	(2,500,000)	(99,017)	(64,086)	3,035,260	440,531	221,255	—
Transamerica Unconstrained Bond	29,442,474	956,567	(9,030,000)	(66,612)	(886,953)	20,415,476	2,081,088	955,730	836

Total	$161,057,424	$16,576,438	$(64,646,680)	$(2,121,443)	$(3,406,155)	$107,459,584	12,163,659	$3,630,323	$1,572,314

(C)	Rate disclosed reflects the yield at October 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(F)	Does not reflect certain tax adjustments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2018

	Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Growth Portfolio		Transamerica Asset Allocation – Moderate Growth Portfolio		Transamerica Asset Allocation – Moderate Portfolio	Transamerica Asset Allocation Intermediate Horizon
Assets:
Affiliated investments, at value (A)	$870,213,986	$1,289,750,959		$2,228,012,440		$1,595,600,227	$372,954,395
Cash	—	—		47,282		57,934	—
Receivables and other assets:
Affiliated investments sold	500,904	1,061,576		1,341,259		707,310	910,377
Shares of beneficial interest sold	22,744	213,774		1,110,398		273,325	131
Dividends and/or distributions	321,940	—		390,138		474,389	126,589
Total assets	871,059,574	1,291,026,309		2,230,901,517		1,597,113,185	373,991,492

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	321,940	—		390,139		474,389	761,860
Shares of beneficial interest redeemed	1,036,597	1,250,614		3,008,923		1,587,216	275,238
Due to custodian	11,970	—		—		—	—
Investment management fees	99,835	151,200		258,896		184,406	34,507
Distribution and service fees	328,437	516,468		896,174		655,219	169,476
Transfer agent fees	66,821	149,705		214,207		135,659	108
Trustees, CCO and deferred compensation fees	2,123	3,146		5,498		3,946	—
Audit and tax fees	23,089	26,724		35,199		29,636	—
Custody fees	9,465	10,446		14,793		12,431	—
Legal fees	8,686	12,641		21,727		15,693	—
Printing and shareholder reports fees	29,977	55,542		89,943		59,968	—
Registration fees	6,625	7,494		11,334		8,907	—
Other accrued expenses	7,199	10,517		18,052		13,040	—
Total liabilities	1,952,764	2,194,497		4,964,885		3,180,510	1,241,189
Net assets	$869,106,810	$1,288,831,812		$2,225,936,632		$1,593,932,675	$372,750,303

Net assets consist of:
Paid-in capital	$832,400,252	$1,040,423,147		$1,923,505,798		$1,452,709,250	$360,399,107
Total distributable earnings	36,706,558	248,408,665		302,430,834		141,223,425	12,351,196
Net assets	$869,106,810	$1,288,831,812		$2,225,936,632		$1,593,932,675	$372,750,303
Net assets by class:
Class A	$661,621,484	$922,130,951		$1,589,016,507		$1,124,730,446	$—
Class B	691,762	4,055,863		4,621,552		1,304,602	—
Class C	185,580,581	309,194,892		547,236,991		415,276,616	—
Class I	19,845,073	51,208,953		81,772,417		48,286,612	—
Class R	1,347,150	2,193,142		3,267,978		4,313,458	357,118,647
Class R4	—	—		—		—	15,631,656
Class T1	10,366	10,723		10,565		10,451	—
Advisor Class	10,394	37,288		10,622		10,490	—
Shares outstanding (unlimited shares, no par value):
Class A	61,989,623	64,140,981		124,072,095		96,656,276	—
Class B	64,899	286,269		353,764		109,592	—
Class C	17,529,227	22,283,358		43,007,303		35,939,772	—
Class I	1,854,023	3,561,244		6,387,667		4,151,419	—
Class R	124,968	154,177		256,750		372,941	34,939,569
Class R4	—	—		—		—	1,529,713
Class T1	969	742		821		893	—
Advisor Class	969	2,582		827		899	—
Net asset value per share: (B)
Class A	$10.67	$14.38		$12.81		$11.64	$—
Class B	10.66	14.17		13.06		11.90	—
Class C	10.59	13.88		12.72		11.55	—
Class I	10.70	14.38		12.80		11.63	—
Class R	10.78	14.22		12.73		11.57	10.22
Class R4	—	—		—		—	10.22
Class T1	10.70	14.46	(C)	12.87		11.70	—
Advisor Class	10.73	14.44		12.85	(C)	11.67	—
Maximum offering price per share: (D)
Class A	$11.29	$15.22		$13.56		$12.32	$—
Class T1	$10.97	$14.83		$13.20		$12.00	$—

(A) Affiliated investments, at cost	$874,378,131	$1,206,302,731		$2,151,724,889		$1,565,095,750	$367,297,797

(B)	Net asset value per share for Class B, C, I, R, R4 and Advisor Class Shares represents offering price. The redemption price for Class A, B, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(C)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(D)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica Asset Allocation Long Horizon	Transamerica Asset Allocation Short Horizon	Transamerica Multi-Manager Alternative Strategies Portfolio
Assets:
Affiliated investments, at value (A)	$216,081,579	$145,364,472	$107,459,584
Unaffiliated investments, at value (B)	—	—	2,740,562
Repurchase agreement, at value (C)	—	—	1,472,738
Cash collateral pledged at broker for:
Futures contracts	—	—	39,270
Receivables and other assets:
Affiliated investments sold	304,056	18,918	—
Shares of beneficial interest sold	549	—	69,359
Dividends and/or distributions	24,227	76,204	96,721
Interest	—	—	51
Variation margin receivable on futures contracts	—	—	11,649
Total assets	216,410,411	145,459,594	111,889,934

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	234,787	84,761	96,721
Shares of beneficial interest redeemed	94,045	10,361	237,758
Investment management fees	20,092	13,385	19,981
Distribution and service fees	95,529	66,312	33,483
Transfer agent fees	173	21	17,223
Trustees, CCO and deferred compensation fees	—	—	391
Audit and tax fees	—	—	16,646
Custody fees	—	—	2,461
Legal fees	—	—	1,222
Printing and shareholder reports fees	—	—	11,399
Registration fees	—	—	1,289
Other accrued expenses	—	—	1,017
Total liabilities	444,626	174,840	439,591
Net assets	$215,965,785	$145,284,754	$111,450,343

Net assets consist of:
Paid-in capital	$189,724,826	$149,724,636	$123,423,331
Total distributable earnings	26,240,959	(4,439,882)	(11,972,988)
Net assets	$215,965,785	$145,284,754	$111,450,343
Net assets by class:
Class A	$—	$—	$30,546,050
Class C	—	—	28,142,163
Class I	—	—	52,476,678
Class R	190,927,545	142,129,249	—
Class R4	25,038,240	3,155,505	—
Class R6	—	—	275,343
Class T1	—	—	10,109
Shares outstanding (unlimited shares, no par value):
Class A	—	—	3,176,965
Class C	—	—	2,955,646
Class I	—	—	5,466,291
Class R	17,950,152	14,560,663	—
Class R4	2,353,556	323,214	—
Class R6	—	—	28,294
Class T1	—	—	1,047
Net asset value per share: (D)
Class A	$—	$—	$9.61
Class C	—	—	9.52
Class I	—	—	9.60
Class R	10.64	9.76	—
Class R4	10.64	9.76	—
Class R6	—	—	9.73
Class T1	—	—	9.65	(E)
Maximum offering price per share: (F)
Class A	$—	$—	$10.17
Class T1	$—	$—	$9.90

(A) Affiliated investments, at cost	$203,205,579	$148,956,863	$113,339,618
(B) Unaffiliated investments, at cost	$—	$—	$2,892,258
(C) Repurchase agreements, at cost	$—	$—	$1,472,738

(D)	Net asset value per share for Class C, I, R, R4 and R6 Class Shares represents offering price. The redemption price for Class A, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(E)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(F)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS

For the year ended October 31, 2018

	Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Portfolio	Transamerica Asset Allocation Intermediate Horizon
Investment Income:
Dividend income from affiliated investments	$27,116,349	$32,769,779	$63,859,103	$47,957,405	$8,834,770
Interest income from unaffiliated investments	215	305	588	413	—
Total investment income	27,116,564	32,770,084	63,859,691	47,957,818	8,834,770

Expenses:
Investment management fees	1,235,637	1,814,172	3,110,932	2,240,455	503,813
Distribution and service fees:
Class A	1,717,984	2,104,161	3,581,839	2,660,188	—
Class B	29,338	84,689	126,770	64,915	—
Class C	2,926,711	5,717,235	10,029,673	6,978,495	—
Class R	7,053	13,120	20,289	23,994	2,003,642
Class R4	—	—	—	—	47,786
Class T1	26	29	28	26	—
Transfer agent fees
Class A	430,971	928,126	1,277,092	819,221	—
Class B	9,433	33,601	43,699	21,625	—
Class C	227,772	615,956	905,697	544,335	—
Class I	26,103	60,954	91,961	59,095	—
Class R	2,506	3,514	4,423	3,680	—
Class R4	—	—	—	—	1,434
Advisor Class	48	71	22	22	—
Trustees, CCO and deferred compensation fees	23,662	34,760	59,611	42,894	—
Audit and tax fees	32,817	38,735	53,036	43,653	—
Custody fees	34,882	37,982	47,907	45,084	—
Legal fees	49,833	72,603	124,215	89,668	—
Printing and shareholder reports fees	66,477	126,631	198,120	130,330	—
Registration fees	108,081	119,603	146,220	125,411	—
Other	21,212	28,617	45,014	33,815	—
Total expenses before waiver and/or reimbursement and recapture	6,950,546	11,834,559	19,866,548	13,926,906	2,556,675
Expenses waived and/or reimbursed:
Class B	(2,205)	(11,881)	(11,401)	(5,322)	—
Class R	—	—	—	—	(80,174)
Class R4	—	—	—	—	(5,229)
Recapture of previously waived and/or reimbursed fees:
Class B	1,398	3,391	5,883	3,142	—
Net expenses	6,949,739	11,826,069	19,861,030	13,924,726	2,471,272
Net investment income (loss)	20,166,825	20,944,015	43,998,661	34,033,092	6,363,498

Net realized gain (loss) on:
Affiliated investments	23,175,570	95,965,993	127,288,628	52,043,912	7,492,932
Capital gain distributions received from affiliated investment companies	22,224,901	85,049,834	107,735,295	55,824,433	6,028,891
Net realized gain (loss)	45,400,471	181,015,827	235,023,923	107,868,345	13,521,823

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(80,932,216)	(228,825,242)	(322,496,868)	(172,595,717)	(17,924,719)
Net realized and change in unrealized gain (loss)	(35,531,745)	(47,809,415)	(87,472,945)	(64,727,372)	(4,402,896)
Net increase (decrease) in net assets resulting from operations	$(15,364,920)	$(26,865,400)	$(43,474,284)	$(30,694,280)	$1,960,602

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2018

	Transamerica Asset Allocation Long Horizon	Transamerica Asset Allocation Short Horizon	Transamerica Multi-Manager Alternative Strategies Portfolio
Investment Income:
Dividend income from affiliated investments	$3,580,779	$4,726,313	$3,627,278
Interest income from unaffiliated investments and repurchase agreements	—	—	9,293
Total investment income	3,580,779	4,726,313	3,636,571

Expenses:
Investment management fees	295,212	201,899	271,979
Distribution and service fees:
Class A	—	—	73,684
Class C	—	—	405,819
Class R	1,086,085	813,742	—
Class R4	71,982	13,752	—
Class T1	—	—	26
Transfer agent fees
Class A	—	—	61,057
Class C	—	—	76,945
Class I	—	—	74,430
Class R4	2,160	411	—
Class R6	—	—	10
Trustees, CCO and deferred compensation fees	—	—	3,316
Audit and tax fees	—	—	21,182
Custody fees	—	—	9,197
Legal fees	—	—	21,144
Printing and shareholder reports fees	—	—	30,315
Registration fees	—	—	63,288
Other	—	—	9,296
Total expenses before waiver and/or reimbursement and recapture	1,455,439	1,029,804	1,121,688
Expenses waived and/or reimbursed:
Class A	—	—	(2,488)
Class R	(43,609)	(32,572)	—
Class R4	(8,135)	(1,502)	—
Class R6	—	—	(1)
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	2,488
Class R	141	—	—
Class R4	241	12	—
Class R6	—	—	1
Net expenses	1,404,077	995,742	1,121,688
Net investment income (loss)	2,176,702	3,730,571	2,514,883

Net realized gain (loss) on:
Capital gain affiliated investments	11,597,755	(466,328)	(2,121,443)
Unaffiliated investments	—	—	(21,720)
Distributions received from affiliated investment companies	6,152,765	431,230	1,575,359
Futures contracts	—	—	278,066
Net realized gain (loss)	17,750,520	(35,098)	(289,738)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(16,504,082)	(5,400,185)	(3,384,964)
Unaffiliated investments	—	—	(151,696)
Futures contracts	—	—	(57,775)
Net change in unrealized appreciation (depreciation)	(16,504,082)	(5,400,185)	(3,594,435)
Net realized and change in unrealized gain (loss)	1,246,438	(5,435,283)	(3,884,173)
Net increase (decrease) in net assets resulting from operations	$3,423,140	$(1,704,712)	$(1,369,290)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Asset Allocation – Conservative Portfolio		Transamerica Asset Allocation – Growth Portfolio		Transamerica Asset Allocation – Moderate Growth Portfolio
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (B)
From operations:
Net investment income (loss)	$20,166,825	$21,416,856	$20,944,015	$18,868,662	$43,998,661	$43,016,327
Net realized gain (loss)	45,400,471	46,545,190	181,015,827	129,044,462	235,023,923	188,261,799
Net change in unrealized appreciation (depreciation)	(80,932,216)	22,528,307	(228,825,242)	123,401,606	(322,496,868)	144,735,748
Net increase (decrease) in net assets resulting from operations	(15,364,920)	90,490,353	(26,865,400)	271,314,730	(43,474,284)	376,013,874

Distributions (C):
Dividends and/or distributions to shareholders:
Class A	(45,554,450)	—	(83,551,210)	—	(130,823,248)	—
Class B	(279,940)	—	(1,115,464)	—	(1,558,402)	—
Class C	(17,868,293)	—	(60,272,182)	—	(93,284,446)	—
Class I	(1,826,411)	—	(5,973,901)	—	(8,338,212)	—
Class R	(84,734)	—	(269,687)	—	(383,683)	—
Class T1	(681)	—	(1,086)	—	(960)	—
Advisor Class	(1,474)	—	(1,094)	—	(979)	—
Net investment income:
Class A	—	(14,931,504)	—	(11,894,234)	—	(24,110,289)
Class B	—	(147,206)	—	(117,626)	—	(245,830)
Class C	—	(5,306,501)	—	(5,981,253)	—	(13,096,520)
Class I	—	(639,011)	—	(622,284)	—	(1,106,276)
Class R	—	(21,646)	—	(29,080)	—	(69,395)
Class T1	—	(81)	—	—	—	—
Advisor Class	—	(193)	—	—	—	—
Total dividends and/or distributions from net investment income	—	(21,046,142)	—	(18,644,477)	—	(38,628,310)
Net realized gains:
Class A	—	(16,341,375)	—	(44,340,042)	—	(62,781,715)
Class B	—	(330,104)	—	(1,550,422)	—	(2,053,573)
Class C	—	(9,987,404)	—	(40,987,189)	—	(60,465,193)
Class I	—	(671,428)	—	(1,990,298)	—	(2,569,986)
Class R	—	(30,764)	—	(132,876)	—	(218,672)
Total dividends and/or distributions from net realized gains	—	(27,361,075)	—	(89,000,827)	—	(128,089,139)
Total dividends and/or distributions to shareholders	(65,615,983)	(48,407,217)	(151,184,624)	(107,645,304)	(234,389,930)	(166,717,449)

Capital share transactions:
Proceeds from shares sold:
Class A	39,089,538	168,243,022	53,553,410	102,965,145	81,895,826	181,963,862
Class B	115,035	146,160	54,253	181,072	12,234	396,216
Class C	14,902,383	21,574,905	31,054,267	38,555,659	39,439,000	58,293,664
Class I	6,825,803	14,504,832	23,600,552	36,639,807	38,848,232	55,995,293
Class R	333,098	448,379	557,572	963,991	915,180	1,037,918
Class T1	—	9,955	—	10,000	—	9,984
Advisor Class	—	21,476	66,236	10,000	—	10,000
	61,265,857	204,948,729	108,886,290	179,325,674	161,110,472	297,706,937
Dividends and/or distributions reinvested:
Class A	44,051,751	30,581,585	78,932,540	54,752,557	122,152,628	84,250,405
Class B	252,212	418,711	1,107,998	1,639,886	1,545,317	2,237,354
Class C	16,637,026	13,171,690	58,076,504	42,381,136	89,759,771	65,441,193
Class I	1,432,654	969,945	5,184,840	2,242,569	7,027,776	3,106,928
Class R	68,528	39,591	249,498	134,040	300,673	203,301
Class T1	681	81	1,086	—	960	—
Advisor Class	1,474	193	1,094	—	979	—
	62,444,326	45,181,796	143,553,560	101,150,188	220,788,104	155,239,181
Cost of shares redeemed:
Class A	(183,894,646)	(121,101,706)	(164,762,282)	(154,302,416)	(279,064,752)	(277,393,766)
Class B	(697,960)	(2,922,554)	(1,235,868)	(3,892,858)	(1,771,945)	(7,992,995)
Class C	(76,247,331)	(121,069,703)	(124,543,318)	(181,865,340)	(227,701,359)	(377,775,734)
Class I	(15,588,038)	(13,183,062)	(26,897,449)	(19,963,731)	(40,281,360)	(32,233,127)
Class R	(301,203)	(380,003)	(1,008,121)	(818,754)	(1,759,040)	(1,813,526)
Advisor Class	(11,970)	—	(39,945)	—	—	—
	(276,741,148)	(258,657,028)	(318,486,983)	(360,843,099)	(550,578,456)	(697,209,148)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation – Conservative Portfolio		Transamerica Asset Allocation – Growth Portfolio		Transamerica Asset Allocation – Moderate Growth Portfolio
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (B)
Automatic conversions:
Class A	$5,446,138	$5,567,433	$9,421,197	$12,443,353	$18,159,417	$20,663,395
Class B	(5,446,138)	(5,567,433)	(9,421,197)	(12,443,353)	(18,159,417)	(20,663,395)
	—	—	—	—	—	—
Class A	79,491,707	—	226,548,641	—	383,174,411	—
Class C	(79,491,707)	—	(226,548,641)	—	(383,174,411)	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(153,030,965)	(8,526,503)	(66,047,133)	(80,367,237)	(168,679,880)	(244,263,030)
Net increase (decrease) in net assets	(234,011,868)	33,556,633	(244,097,157)	83,302,189	(446,544,094)	(34,966,605)

Net assets:
Beginning of year	1,103,118,678	1,069,562,045	1,532,928,969	1,449,626,780	2,672,480,726	2,707,447,331
End of year	$869,106,810	$1,103,118,678	$1,288,831,812	$1,532,928,969	$2,225,936,632	$2,672,480,726
Undistributed (distributions in excess of) net investment income (loss) (C)	—	$640,320	—	$—	—	$7,885,884
Capital share transactions - shares:
Shares issued:
Class A	3,505,424	15,098,248	3,461,855	6,788,040	6,043,931	13,406,079
Class B	10,418	13,182	3,505	12,362	872	29,388
Class C	1,348,117	1,941,012	2,068,593	2,649,411	2,910,158	4,358,715
Class I	610,823	1,287,059	1,522,608	2,410,213	2,862,162	4,131,413
Class R	29,411	39,239	36,484	64,344	67,306	77,147
Class T1	—	900	—	670	—	749
Advisor Class	—	1,938	4,217	675	—	754
	5,504,193	18,381,578	7,097,262	11,925,715	11,884,429	22,004,245
Shares reinvested:
Class A	3,982,121	2,807,267	5,220,411	3,888,673	9,156,869	6,618,251
Class B	22,845	38,971	73,768	117,808	112,632	172,374
Class C	1,515,032	1,226,164	3,953,473	3,091,257	6,728,618	5,144,748
Class I	129,171	88,742	343,593	159,614	528,007	244,640
Class R	6,132	3,607	16,633	9,588	22,624	16,021
Class T1	62	7	72	—	72	—
Advisor Class	133	17	72	—	73	—
	5,655,496	4,164,775	9,608,022	7,266,940	16,548,895	12,196,034
Shares redeemed:
Class A	(16,540,530)	(10,748,703)	(10,633,068)	(10,168,060)	(20,548,097)	(20,421,366)
Class B	(62,636)	(261,487)	(79,772)	(259,837)	(127,220)	(578,564)
Class C	(6,915,402)	(10,898,013)	(8,288,502)	(12,341,494)	(16,798,327)	(27,980,918)
Class I	(1,399,764)	(1,177,271)	(1,744,144)	(1,312,929)	(2,980,046)	(2,384,355)
Class R	(26,757)	(33,843)	(65,770)	(54,052)	(130,157)	(134,274)
Advisor Class	(1,119)	—	(2,382)	—	—	—
	(24,946,208)	(23,119,317)	(20,813,638)	(24,136,372)	(40,583,847)	(51,499,477)
Automatic conversions:
Class A	487,056	496,567	605,660	825,921	1,329,871	1,526,334
Class B	(489,153)	(499,197)	(612,384)	(838,984)	(1,300,120)	(1,504,980)
	(2,097)	(2,630)	(6,724)	(13,063)	29,751	21,354
Class A	7,211,571	—	14,665,283	—	28,372,032	—
Class C	(7,283,864)	—	(15,176,321)	—	(28,520,033)	—
	(72,293)	—	(511,038)	—	(148,001)	—
Net increase (decrease) in shares outstanding:
Class A	(1,354,358)	7,653,379	13,320,141	1,334,574	24,354,606	1,129,298
Class B	(518,526)	(708,531)	(614,883)	(968,651)	(1,313,836)	(1,881,782)
Class C	(11,336,117)	(7,730,837)	(17,442,757)	(6,600,826)	(35,679,584)	(18,477,455)
Class I	(659,770)	198,530	122,057	1,256,898	410,123	1,991,698
Class R	8,786	9,003	(12,653)	19,880	(40,227)	(41,106)
Class T1	62	907	72	670	72	749
Advisor Class	(986)	1,955	1,907	675	73	754
	(13,860,909)	(575,594)	(4,626,116)	(4,956,780)	(12,268,773)	(17,277,844)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on March 3, 2017.
(C)

The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Asset Allocation – Moderate Portfolio		Transamerica Asset Allocation Intermediate Horizon
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (C) (D) (E)	December 31, 2016
From operations:
Net investment income (loss)	$34,033,092	$35,696,160	$6,363,498	$2,623,335	$1,476,899
Net realized gain (loss)	107,868,345	102,555,941	13,521,823	12,815,856	2,483,308
Net change in unrealized appreciation (depreciation)	(172,595,717)	72,800,193	(17,924,719)	8,732,126	408,953
Net increase (decrease) in net assets resulting from operations	(30,694,280)	211,052,294	1,960,602	24,171,317	4,369,160

Distributions (F):
Dividends and/or distributions to shareholders:
Class A	(79,696,910)	—	—	—	—
Class B	(666,368)	—	—	—	—
Class C	(50,992,713)	—	—	—	—
Class I	(4,615,541)	—	—	—	—
Class R	(336,729)	—	(5,979,500)	—	—
Class R4	—	—	(325,182)	—	—
Class T1	(746)	—	—	—	—
Advisor Class	(765)	—	—	—	—
Net investment income:
Class A	—	(19,317,269)	—	—	—
Class B	—	(211,241)	—	—	—
Class C	—	(10,165,871)	—	—	—
Class I	—	(932,089)	—	—	—
Class R	—	(90,627)	—	(1,852,771)	—
Class R4	—	—	—	(641,358)	(1,480,306)
Total dividends and/or distributions from net investment income	—	(30,717,097)	—	(2,494,129)	(1,480,306)
Net realized gains:
Class A	—	(33,472,899)	—	—	—
Class B	—	(912,833)	—	—	—
Class C	—	(30,607,704)	—	—	—
Class I	—	(1,451,743)	—	—	—
Class R	—	(184,525)	—	—	—
Total dividends and/or distributions from net realized gains	—	(66,629,704)	—	—	—
Total dividends and/or distributions to shareholders	(136,309,772)	(97,346,801)	(6,304,682)	(2,494,129)	(1,480,306)

Capital share transactions:
Proceeds from shares sold:
Class A	54,936,617	168,562,758	—	—	—
Class B	10,682	144,044	—	—	—
Class C	30,710,772	43,906,340	—	—	—
Class I	23,676,547	36,669,583	—	—	—
Class R	1,088,514	1,393,679	985,195	765,372	—
Class R4	—	—	1,275,954	4,468,692	10,435,762
Class T1	—	9,896	—	—	—
Advisor Class	—	10,000	—	—	—
	110,423,132	250,696,300	2,261,149	5,234,064	10,435,762
Issued from fund acquisition:
Class R	—	—	—	446,964,832	—
Class R4	—	—	—	9,375,346	—
	—	—	—	456,340,178	—
Dividends and/or distributions reinvested:
Class A	75,423,729	51,314,401	—	—	—
Class B	660,222	1,081,686	—	—	—
Class C	48,417,657	35,527,915	—	—	—
Class I	3,523,169	1,901,097	—	—	—
Class R	258,521	248,635	5,979,500	1,852,771	—
Class R4	—	—	325,182	641,358	1,480,306
Class T1	746	—	—	—	—
Advisor Class	765	—	—	—	—
	128,284,809	90,073,734	6,304,682	2,494,129	1,480,306
Cost of shares redeemed:
Class A	(231,644,937)	(201,006,002)	—	—	—
Class B	(1,104,204)	(5,227,379)	—	—	—
Class C	(170,433,229)	(278,968,953)	—	—	—
Class I	(33,358,009)	(25,876,108)	—	—	—
Class R	(1,297,344)	(2,513,789)	(70,324,433)	(41,528,965)	—
Class R4	—	—	(6,720,259)	(77,449,724)	(15,611,816)
	(437,837,723)	(513,592,231)	(77,044,692)	(118,978,689)	(15,611,816)
Automatic conversions:
Class A	11,701,495	12,563,940	—	—	—
Class B	(11,701,495)	(12,563,940)	—	—	—
	—	—	—	—	—
Class A	223,009,120	—	—	—	—
Class C	(223,009,120)	—	—	—	—
	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(199,129,782)	(172,822,197)	(68,478,861)	345,089,682	(3,695,748)
Net increase (decrease) in net assets	(366,133,834)	(59,116,704)	(72,822,941)	366,766,870	(806,894)

Net assets:
Beginning of period/year	1,960,066,509	2,019,183,213	445,573,244	78,806,374	79,613,268
End of period/year	$1,593,932,675	$1,960,066,509	$372,750,303	$445,573,244	$78,806,374
Undistributed (distributions in excess of) net investment income (loss) (F)	—	$11,939,490	—	$133,519	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Asset Allocation – Moderate Portfolio		Transamerica Asset Allocation Intermediate Horizon
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (C) (D) (E)	December 31, 2016

Capital share transactions - shares:
Shares issued:
Class A	4,512,263	13,869,564	—	—	—
Class B	837	11,875	—	—	—
Class C	2,527,763	3,633,108	—	—	—
Class I	1,945,103	3,000,942	—	—	—
Class R	89,504	116,508	93,172	99,172	—
Class R4	—	—	121,151	448,499	1,107,756
Class T1	—	831	—	—	—
Advisor Class	—	835	—	—	—
	9,075,470	20,633,663	214,323	547,671	1,107,756
Shares issued on fund acquisition:
Class R	—	—	—	44,696,483	—
Class R4	—	—	—	937,535	—
	—	—	—	45,634,018	—
Shares reinvested:
Class A	6,274,853	4,431,295	—	—	—
Class B	53,244	91,436	—	—	—
Class C	4,028,091	3,070,694	—	—	—
Class I	293,597	164,454	—	—	—
Class R	21,579	21,564	568,224	182,393	—
Class R4	—	—	30,942	64,398	157,575
Class T1	62	—	—	—	—
Advisor Class	64	—	—	—	—
	10,671,490	7,779,443	599,166	246,791	157,575
Shares redeemed:
Class A	(19,052,444)	(16,419,331)	—	—	—
Class B	(88,090)	(419,746)	—	—	—
Class C	(14,043,466)	(23,004,730)	—	—	—
Class I	(2,749,933)	(2,121,299)	—	—	—
Class R	(107,245)	(205,851)	(6,626,018)	(4,073,857)	—
Class R4	—	—	(631,128)	(7,667,594)	(1,661,621)
	(36,041,178)	(42,170,957)	(7,257,146)	(11,741,451)	(1,661,621)
Automatic conversions:
Class A	958,371	1,028,965	—	—	—
Class B	(934,530)	(1,012,196)	—	—	—
	23,841	16,769	—	—	—
Class A	18,426,404	—	—	—	—
Class C	(18,534,093)	—	—	—	—
	(107,689)	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	11,119,447	2,910,493	—	—	—
Class B	(968,539)	(1,328,631)	—	—	—
Class C	(26,021,705)	(16,300,928)	—	—	—
Class I	(511,233)	1,044,097	—	—	—
Class R	3,838	(67,779)	(5,964,622)	40,904,191	—
Class R4	—	—	(479,035)	(6,217,162)	(396,290)
Class T1	62	831	—	—	—
Advisor Class	64	835	—	—	—
	(16,378,066)	(13,741,082)	(6,443,657)	34,687,029	(396,290)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on March 3, 2017.
(C)	Transamerica Institutional Asset Allocation – Intermediate Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Intermediate Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Effective May 19, 2017, the Fund underwent a 1.23-for-1 share split. The Capital share transactions – shares has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(E)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(F)

The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Asset Allocation Long Horizon			Transamerica Asset Allocation Short Horizon
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (C) (D) (E)	December 31, 2016
From operations:
Net investment income (loss)	$2,176,702	$346,820	$357,212	$3,730,571	$1,686,390	$309,821
Net realized gain (loss)	17,750,520	21,039,329	1,219,879	(35,098)	77,734	(20,892)
Net change in unrealized appreciation (depreciation)	(16,504,082)	(344,114)	342,929	(5,400,185)	2,041,418	256,358
Net increase (decrease) in net assets resulting from operations	3,423,140	21,042,035	1,920,020	(1,704,712)	3,805,542	545,287

Distributions (F):
Dividends and/or distributions to shareholders:
Class R	(1,915,537)	—	—	(3,535,598)	—	—
Class R4	(320,982)	—	—	(120,029)	—	—
Net investment income:
Class R	—	(219,043)	—	—	(1,351,847)	—
Class R4	—	(214,487)	(357,604)	—	(147,772)	(310,689)
Total dividends and/or distributions from net investment income	(2,236,519)	(433,530)	(357,604)	(3,655,627)	(1,499,619)	(310,689)

Capital share transactions:
Proceeds from shares sold:
Class R	1,404,357	446,246	—	990,387	1,206,426	—
Class R4	1,291,026	1,414,333	2,413,487	955,551	951,917	1,954,572
	2,695,383	1,860,579	2,413,487	1,945,938	2,158,343	1,954,572
Issued from fund acquisition:
Class R	—	249,595,177	—	—	197,514,479	—
Class R4	—	39,901,367	—	—	—	—
	—	289,496,544	—	—	197,514,479	—
Dividends and/or distributions reinvested:
Class R	1,915,537	219,043	—	3,535,598	1,351,847	—
Class R4	320,982	214,487	357,604	120,029	147,772	310,689
	2,236,519	433,530	357,604	3,655,627	1,499,619	310,689
Cost of shares redeemed:
Class R	(39,249,015)	(40,163,455)	—	(39,053,821)	(20,230,729)	—
Class R4	(9,391,146)	(42,237,540)	(4,503,317)	(4,727,193)	(6,319,580)	(2,952,762)
	(48,640,161)	(82,400,995)	(4,503,317)	(43,781,014)	(26,550,309)	(2,952,762)
Net increase (decrease) in net assets resulting from capital share transactions	(43,708,259)	209,389,658	(1,732,226)	(38,179,449)	174,622,132	(687,501)
Net increase (decrease) in net assets	(42,521,638)	229,998,163	(169,810)	(43,539,788)	176,928,055	(452,903)

Net assets:
Beginning of period/year	258,487,423	28,489,260	28,659,070	188,824,542	11,896,487	12,349,390
End of period/year	$215,965,785	$258,487,423	$28,489,260	$145,284,754	$188,824,542	$11,896,487
Undistributed (distributions in excess of) net investment income (loss) (F)	—	$—	$—	—	$186,918	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Asset Allocation Long Horizon			Transamerica Asset Allocation Short Horizon
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (C) (D) (E)	December 31, 2016

Capital share transactions - shares:
Shares issued:
Class R	126,970	55,357	—	98,909	134,991	—
Class R4	115,699	144,324	279,226	95,103	96,154	198,981
	242,669	199,681	279,226	194,012	231,145	198,981
Shares issued on fund acquisition:
Class R	—	24,959,518	—	—	19,751,448	—
Class R4	—	3,990,137	—	—	—	—
	—	28,949,655	—	—	19,751,448	—
Shares reinvested:
Class R	174,869	21,463	—	354,961	134,734	—
Class R4	29,240	21,416	39,868	12,037	14,799	31,615
	204,109	42,879	39,868	366,998	149,533	31,615
Shares redeemed:
Class R	(3,497,560)	(3,890,465)	—	(3,905,892)	(2,008,488)	—
Class R4	(844,686)	(4,142,692)	(512,375)	(472,995)	(632,307)	(300,818)
	(4,342,246)	(8,033,157)	(512,375)	(4,378,887)	(2,640,795)	(300,818)
Net increase (decrease) in shares outstanding:
Class R	(3,195,721)	21,145,873	—	(3,452,022)	18,012,685	—
Class R4	(699,747)	13,185	(193,281)	(365,855)	(521,354)	(70,222)
	(3,895,468)	21,159,058	(193,281)	(3,817,877)	17,491,331	(70,222)

(A)	Transamerica Institutional Asset Allocation – Long Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Long Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective May 19, 2017, the Fund underwent a 1.22-for-1 share split. The Capital share transactions – shares has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Transamerica Institutional Asset Allocation – Short Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Short Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(E)	Effective May 19, 2017, the Fund underwent a 1.11-for-1 share split. The Capital share transactions – shares have been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(F)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Multi-Manager Alternative Strategies Portfolio
	October 31, 2018	October 31, 2017 (A)
From operations:
Net investment income (loss)	$2,514,883	$1,686,877
Net realized gain (loss)	(289,738)	(1,433,364)
Net change in unrealized appreciation (depreciation)	(3,594,435)	4,507,027
Net increase (decrease) in net assets resulting from operations	(1,369,290)	4,760,540

Distributions (B):
Dividends and/or distributions to shareholders:
Class A	(405,017)	—
Class C	(230,495)	—
Class I	(1,400,849)	—
Class R6	(1,830)	—
Class T1	(131)	—
Net investment income:
Class A	—	(667,194)
Class C	—	(154,533)
Class I	—	(1,458,668)
Class R6	—	(909)
Total dividends and/or distributions to Shareholders	(2,038,322)	(2,281,304)

Capital share transactions:
Proceeds from shares sold:
Class A	2,466,514	4,822,075
Class C	1,179,090	1,055,657
Class I	10,745,865	31,917,682
Class R6	198,334	40,438
Class T1	—	10,000
	14,589,803	37,845,852
Dividends and/or distributions reinvested:
Class A	388,924	633,442
Class C	211,123	138,283
Class I	1,344,866	1,318,413
Class R6	1,830	909
Class T1	131	—
	1,946,874	2,091,047
Cost of shares redeemed:
Class A	(9,556,556)	(34,925,011)
Class C	(14,125,688)	(27,479,242)
Class I	(40,614,143)	(60,321,746)
Class R6	(17,859)	(238)
	(64,314,246)	(122,726,237)
Automatic conversions:
Class A	5,821,072	—
Class C	(5,821,072)	—
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(47,777,569)	(82,789,338)
Net increase (decrease) in net assets	(51,185,181)	(80,310,102)

Net assets:
Beginning of period/year	162,635,524	242,945,626
End of period/year	$111,450,343	$162,635,524
Undistributed (distributions in excess of) net investment income (loss) (B)	—	$407,519

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Multi-Manager Alternative Strategies Portfolio
	October 31, 2018	October 31, 2017 (A)

Capital share transactions - shares:
Shares issued:
Class A	250,918	500,226
Class C	119,530	109,982
Class I	1,092,776	3,310,753
Class R6	20,088	4,147
Class T1	—	1,034
	1,483,312	3,926,142
Shares reinvested:
Class A	39,605	66,748
Class C	21,587	14,633
Class I	137,653	139,515
Class R6	185	95
Class T1	13	—
	199,043	220,991
Shares redeemed:
Class A	(970,195)	(3,621,203)
Class C	(1,443,224)	(2,869,340)
Class I	(4,137,207)	(6,259,077)
Class R6	(1,801)	(24)
	(6,552,427)	(12,749,644)
Automatic conversions:
Class A	596,327	—
Class C	(601,292)	—
	(4,965)	—
Net increase (decrease) in shares outstanding:
Class A	(83,345)	(3,054,229)
Class C	(1,903,399)	(2,744,725)
Class I	(2,906,778)	(2,808,809)
Class R6	18,472	4,218
Class T1	13	1,034
	(4,875,037)	(8,602,511)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.59	$11.18	$11.40		$12.38	$12.33
Investment operations:
Net investment income (loss) (A) (B)	0.25	0.24	0.23	(C)	0.23	0.29
Net realized and unrealized gain (loss)	(0.43)	0.71	0.18		(0.11)	0.39
Total investment operations	(0.18)	0.95	0.41		0.12	0.68
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.25)	(0.25)		(0.23)	(0.30)
Net realized gains	(0.49)	(0.29)	(0.38)		(0.87)	(0.33)
Total dividends and/or distributions to shareholders	(0.74)	(0.54)	(0.63)		(1.10)	(0.63)
Net asset value, end of year	$10.67	$11.59	$11.18		$11.40	$12.38
Total return (D)	(1.77)%	8.78%	3.83%		1.07%	5.65%
Ratio and supplemental data:
Net assets end of year (000’s)	$661,621	$734,113	$622,495		$449,574	$416,116
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.47%	0.47%	0.48%		0.51%	0.53%
Including waiver and/or reimbursement and recapture	0.47%	0.47%	0.47	%(C)	0.51%	0.53%
Net investment income (loss) to average net assets (B)	2.21%	2.15%	2.12	%(C)	1.94%	2.38%
Portfolio turnover rate (F)	20%	18%	4%		11%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class B
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.54	$11.12	$11.34		$12.32	$12.26
Investment operations:
Net investment income (loss) (A) (B)	0.19	0.17	0.18	(C)	0.15	0.21
Net realized and unrealized gain (loss)	(0.48)	0.68	0.14		(0.12)	0.38
Total investment operations	(0.29)	0.85	0.32		0.03	0.59
Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.14)	(0.16)		(0.14)	(0.20)
Net realized gains	(0.49)	(0.29)	(0.38)		(0.87)	(0.33)
Total dividends and/or distributions to shareholders	(0.59)	(0.43)	(0.54)		(1.01)	(0.53)
Net asset value, end of year	$10.66	$11.54	$11.12		$11.34	$12.32
Total return (D)	(2.69)%	7.86%	3.01%		0.23%	4.96%
Ratio and supplemental data:
Net assets end of year (000’s)	$692	$6,731	$14,366		$23,943	$37,192
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.48%	1.34%	1.30%		1.29%	1.28%
Including waiver and/or reimbursement and recapture	1.45%	1.34%	1.29	%(C)	1.29%	1.28%
Net investment income (loss) to average net assets (B)	1.73%	1.52%	1.66	%(C)	1.31%	1.73%
Portfolio turnover rate (F)	20%	18%	4%		11%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.49	$11.08	$11.30		$12.29	$12.24
Investment operations:
Net investment income (loss) (A) (B)	0.16	0.17	0.17	(C)	0.15	0.21
Net realized and unrealized gain (loss)	(0.42)	0.69	0.16		(0.12)	0.38
Total investment operations	(0.26)	0.86	0.33		0.03	0.59
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.16)	(0.17)		(0.15)	(0.21)
Net realized gains	(0.49)	(0.29)	(0.38)		(0.87)	(0.33)
Total dividends and/or distributions to shareholders	(0.64)	(0.45)	(0.55)		(1.02)	(0.54)
Net asset value, end of year	$10.59	$11.49	$11.08		$11.30	$12.29
Total return (D)	(2.46)%	7.99%	3.10%		0.26%	4.97%
Ratio and supplemental data:
Net assets end of year (000’s)	$185,581	$331,669	$405,546		$453,483	$508,285
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.23%	1.23%	1.22%		1.22%	1.22%
Including waiver and/or reimbursement and recapture	1.23%	1.23%	1.21	%(C)	1.22%	1.22%
Net investment income (loss) to average net assets (B)	1.48%	1.51%	1.56	%(C)	1.26%	1.69%
Portfolio turnover rate (F)	20%	18%	4%		11%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.62	$11.21	$11.42		$12.40	$12.35
Investment operations:
Net investment income (loss) (A) (B)	0.28	0.28	0.28	(C)	0.27	0.32
Net realized and unrealized gain (loss)	(0.44)	0.69	0.16		(0.12)	0.39
Total investment operations	(0.16)	0.97	0.44		0.15	0.71
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.27)	(0.27)		(0.26)	(0.33)
Net realized gains	(0.49)	(0.29)	(0.38)		(0.87)	(0.33)
Total dividends and/or distributions to shareholders	(0.76)	(0.56)	(0.65)		(1.13)	(0.66)
Net asset value, end of year	$10.70	$11.62	$11.21		$11.42	$12.40
Total return	(1.56)%	8.97%	4.13%		1.33%	5.94%
Ratio and supplemental data:
Net assets end of year (000’s)	$19,845	$29,213	$25,946		$28,126	$32,814
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.26%	0.26%	0.26%		0.26%	0.26%
Including waiver and/or reimbursement and recapture	0.26%	0.26%	0.25	%(C)	0.26%	0.26%
Net investment income (loss) to average net assets (B)	2.51%	2.46%	2.50	%(C)	2.28%	2.58%
Portfolio turnover rate (E)	20%	18%	4%		11%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class R
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.70	$11.28	$11.49		$12.47	$12.41
Investment operations:
Net investment income (loss) (A) (B)	0.20	0.21	0.22	(C)	0.21	0.25
Net realized and unrealized gain (loss)	(0.42)	0.70	0.15		(0.13)	0.40
Total investment operations	(0.22)	0.91	0.37		0.08	0.65
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.20)	(0.20)		(0.19)	(0.26)
Net realized gains	(0.49)	(0.29)	(0.38)		(0.87)	(0.33)
Total dividends and/or distributions to shareholders	(0.70)	(0.49)	(0.58)		(1.06)	(0.59)
Net asset value, end of year	$10.78	$11.70	$11.28		$11.49	$12.47
Total return	(2.10)%	8.35%	3.44%		0.68%	5.40%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,347	$1,359	$1,209		$1,532	$2,051
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.83%	0.85%	0.86%		0.86%	0.82%
Including waiver and/or reimbursement and recapture	0.83%	0.85%	0.85	%(C)	0.86%	0.82%
Net investment income (loss) to average net assets (B)	1.82%	1.88%	1.97	%(C)	1.77%	2.06%
Portfolio turnover rate (E)	20%	18%	4%		11%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.62	$11.11
Investment operations:
Net investment income (loss) (B) (C)	0.25	0.11
Net realized and unrealized gain (loss)	(0.43)	0.49
Total investment operations	(0.18)	0.60
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.09)
Net realized gains	(0.49)	—
Total dividends and/or distributions to shareholders	(0.74)	(0.09)
Net asset value, end of period/year	$10.70	$11.62
Total return (D)	(1.69)%	5.42	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$11
Expenses to average net assets (F)	0.40%	0.40	%(G)
Net investment income (loss) to average net assets (C)	2.25%	1.59	%(G)
Portfolio turnover rate (H)	20%	18%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.65	$11.12
Investment operations:
Net investment income (loss) (B) (C)	0.26	0.12
Net realized and unrealized gain (loss)	(0.43)	0.51
Total investment operations	(0.17)	0.63
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.10)
Net realized gains	(0.49)	—
Total dividends and/or distributions to shareholders	(0.75)	(0.10)
Net asset value, end of period/year	$10.73	$11.65
Total return	(1.65)%	5.68	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$23
Expenses to average net assets (E)	0.36%	0.35	%(F)
Net investment income (loss) to average net assets (C)	2.28%	1.63	%(F)
Portfolio turnover rate (G)	20%	18%

(A)	Commenced operations on March 3, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$16.35	$14.71	$15.57		$16.35	$15.26
Investment operations:
Net investment income (loss) (A) (B)	0.26	0.23	0.23	(C)	0.20	0.32
Net realized and unrealized gain (loss)	(0.56)	2.55	0.24		0.23	1.08
Total investment operations	(0.30)	2.78	0.47		0.43	1.40
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.24)	(0.23)		(0.22)	(0.31)
Net realized gains	(1.35)	(0.90)	(1.10)		(0.99)	—
Total dividends and/or distributions to shareholders	(1.67)	(1.14)	(1.33)		(1.21)	(0.31)
Net asset value, end of year	$14.38	$16.35	$14.71		$15.57	$16.35
Total return (D)	(2.33)%	20.19%	3.28%		2.65%	9.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$922,131	$830,875	$727,751		$729,547	$728,850
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.51%	0.52%	0.53%		0.53%	0.55%
Including waiver and/or reimbursement and recapture	0.51%	0.52%	0.52	%(C)	0.53%	0.55%
Net investment income (loss) to average net assets (B)	1.65%	1.53%	1.63	%(C)	1.26%	2.02%
Portfolio turnover rate (F)	32%	9%	1%		6%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class B
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$16.04	$14.40	$15.22		$15.98	$14.91
Investment operations:
Net investment income (loss) (A) (B)	0.23	0.16	0.15	(C)	0.10	0.23
Net realized and unrealized gain (loss)	(0.67)	2.45	0.18		0.19	1.03
Total investment operations	(0.44)	2.61	0.33		0.29	1.26
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.07)	(0.05)		(0.06)	(0.19)
Net realized gains	(1.35)	(0.90)	(1.10)		(0.99)	—
Total dividends and/or distributions to shareholders	(1.43)	(0.97)	(1.15)		(1.05)	(0.19)
Net asset value, end of year	$14.17	$16.04	$14.40		$15.22	$15.98
Total return (D)	(3.24)%	19.16%	2.39%		1.79%	8.49%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,056	$14,456	$26,931		$47,506	$73,479
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.55%	1.41%	1.37%		1.35%	1.34%
Including waiver and/or reimbursement and recapture	1.45%	1.41%	1.36	%(C)	1.35%	1.34%
Net investment income (loss) to average net assets (B)	1.48%	1.06%	1.10	%(C)	0.64%	1.51%
Portfolio turnover rate (F)	32%	9%	1%		6%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$15.82	$14.26	$15.13		$15.92	$14.88
Investment operations:
Net investment income (loss) (A) (B)	0.15	0.13	0.13	(C)	0.08	0.20
Net realized and unrealized gain (loss)	(0.55)	2.46	0.21		0.23	1.06
Total investment operations	(0.40)	2.59	0.34		0.31	1.26
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.13)	(0.11)		(0.11)	(0.22)
Net realized gains	(1.35)	(0.90)	(1.10)		(0.99)	—
Total dividends and/or distributions to shareholders	(1.54)	(1.03)	(1.21)		(1.10)	(0.22)
Net asset value, end of year	$13.88	$15.82	$14.26		$15.13	$15.92
Total return (D)	(3.03)%	19.31%	2.49%		1.91%	8.51%
Ratio and supplemental data:
Net assets end of year (000’s)	$309,195	$628,621	$660,687		$716,039	$736,246
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.26%	1.26%	1.27%		1.26%	1.26%
Including waiver and/or reimbursement and recapture	1.26%	1.26%	1.26	%(C)	1.26%	1.26%
Net investment income (loss) to average net assets (B)	1.02%	0.91%	0.93	%(C)	0.54%	1.32%
Portfolio turnover rate (F)	32%	9%	1%		6%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$16.36	$14.72	$15.59		$16.37	$15.28
Investment operations:
Net investment income (loss) (A) (B)	0.30	0.23	0.28	(C)	0.23	0.35
Net realized and unrealized gain (loss)	(0.57)	2.59	0.22		0.25	1.11
Total investment operations	(0.27)	2.82	0.50		0.48	1.46
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.28)	(0.27)		(0.27)	(0.37)
Net realized gains	(1.35)	(0.90)	(1.10)		(0.99)	—
Total dividends and/or distributions to shareholders	(1.71)	(1.18)	(1.37)		(1.26)	(0.37)
Net asset value, end of year	$14.38	$16.36	$14.72		$15.59	$16.37
Total return	(2.11)%	20.52%	3.52%		2.96%	9.64%
Ratio and supplemental data:
Net assets end of year (000’s)	$51,209	$56,253	$32,116		$34,547	$30,595
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.26%	0.26%	0.26%		0.26%	0.26%
Including waiver and/or reimbursement and recapture	0.26%	0.26%	0.25	%(C)	0.26%	0.26%
Net investment income (loss) to average net assets (B)	1.95%	1.50%	1.96	%(C)	1.48%	2.19%
Portfolio turnover rate (E)	32%	9%	1%		6%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class R
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$16.20	$14.57	$15.45		$16.24	$15.16
Investment operations:
Net investment income (loss) (A) (B)	0.22	0.18	0.21	(C)	0.15	0.23
Net realized and unrealized gain (loss)	(0.57)	2.55	0.20		0.23	1.12
Total investment operations	(0.35)	2.73	0.41		0.38	1.35
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.20)	(0.19)		(0.18)	(0.27)
Net realized gains	(1.35)	(0.90)	(1.10)		(0.99)	—
Total dividends and/or distributions to shareholders	(1.63)	(1.10)	(1.29)		(1.17)	(0.27)
Net asset value, end of year	$14.22	$16.20	$14.57		$15.45	$16.24
Total return	(2.67)%	19.94%	2.90%		2.29%	9.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,193	$2,702	$2,142		$2,260	$2,127
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.79%	0.80%	0.86%		0.83%	0.85%
Including waiver and/or reimbursement and recapture	0.79%	0.80%	0.85	%(C)	0.83%	0.85%
Net investment income (loss) to average net assets (B)	1.41%	1.19%	1.47	%(C)	0.93%	1.47%
Portfolio turnover rate (E)	32%	9%	1%		6%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$16.37	$14.92
Investment operations:
Net investment income (loss) (B) (C)	0.27	0.04
Net realized and unrealized gain (loss)	(0.56)	1.41
Total investment operations	(0.29)	1.45
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	—
Net realized gains	(1.35)	—
Total dividends and/or distributions to shareholders	(1.62)	—
Net asset value, end of period/year	$14.46	$16.37
Total return (D)	(2.25)%	9.72	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets (F)	0.41%	0.40	%(G)
Net investment income (loss) to average net assets (C)	1.72%	0.43	%(G)
Portfolio turnover rate (H)	32%	9%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Asset Allocation – Growth Portfolio
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$16.35	$14.81
Investment operations:
Net investment income (loss) (B) (C)	0.10	0.04
Net realized and unrealized gain (loss)	(0.39)	1.50
Total investment operations	(0.29)	1.54
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	—
Net realized gains	(1.35)	—
Total dividends and/or distributions to shareholders	(1.62)	—
Net asset value, end of period/year	$14.44	$16.35
Total return	(2.24)%	10.40	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$37	$11
Expenses to average net assets (E)	0.36%	0.35	%(F)
Net investment income (loss) to average net assets (C)	0.65%	0.43	%(F)
Portfolio turnover rate (G)	32%	9%

(A)	Commenced operations on March 3, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$14.38	$13.34	$13.93		$15.23	$14.39
Investment operations:
Net investment income (loss) (A) (B)	0.27	0.26	0.23	(C)	0.24	0.31
Net realized and unrealized gain (loss)	(0.50)	1.67	0.20		0.05	0.83
Total investment operations	(0.23)	1.93	0.43		0.29	1.14
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.25)	(0.23)		(0.27)	(0.30)
Net realized gains	(1.04)	(0.64)	(0.79)		(1.32)	—
Total dividends and/or distributions to shareholders	(1.34)	(0.89)	(1.02)		(1.59)	(0.30)
Net asset value, end of year	$12.81	$14.38	$13.34		$13.93	$15.23
Total return (D)	(2.02)%	15.32%	3.35%		1.93%	8.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,589,016	$1,434,214	$1,315,381		$1,301,591	$1,319,226
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.49%	0.49%	0.50%		0.50%	0.52%
Including waiver and/or reimbursement and recapture	0.49%	0.49%	0.49	%(C)	0.50%	0.52%
Net investment income (loss) to average net assets (B)	1.98%	1.89%	1.76	%(C)	1.68%	2.09%
Portfolio turnover rate (F)	32%	14%	1%		7%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class B
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$14.55	$13.44	$13.97		$15.23	$14.38
Investment operations:
Net investment income (loss) (A) (B)	0.25	0.18	0.15	(C)	0.15	0.23
Net realized and unrealized gain (loss)	(0.63)	1.65	0.18		0.02	0.79
Total investment operations	(0.38)	1.83	0.33		0.17	1.02
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.08)	(0.07)		(0.11)	(0.17)
Net realized gains	(1.04)	(0.64)	(0.79)		(1.32)	—
Total dividends and/or distributions to shareholders	(1.11)	(0.72)	(0.86)		(1.43)	(0.17)
Net asset value, end of year	$13.06	$14.55	$13.44		$13.97	$15.23
Total return (D)	(3.02)%	14.26%	2.55%		1.11%	7.16%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,622	$24,269	$47,691		$84,073	$133,060
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.49%	1.37%	1.34%		1.32%	1.30%
Including waiver and/or reimbursement and recapture	1.45%	1.37%	1.33	%(C)	1.32%	1.30%
Net investment income (loss) to average net assets (B)	1.77%	1.31%	1.15	%(C)	1.06%	1.52%
Portfolio turnover rate (F)	32%	14%	1%		7%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$14.28	$13.24	$13.82		$15.12	$14.30
Investment operations:
Net investment income (loss) (A) (B)	0.18	0.17	0.14	(C)	0.14	0.21
Net realized and unrealized gain (loss)	(0.52)	1.65	0.19		0.04	0.82
Total investment operations	(0.34)	1.82	0.33		0.18	1.03
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.14)	(0.12)		(0.16)	(0.21)
Net realized gains	(1.04)	(0.64)	(0.79)		(1.32)	—
Total dividends and/or distributions to shareholders	(1.22)	(0.78)	(0.91)		(1.48)	(0.21)
Net asset value, end of year	$12.72	$14.28	$13.24		$13.82	$15.12
Total return (D)	(2.82)%	14.48%	2.60%		1.16%	7.23%
Ratio and supplemental data:
Net assets end of year (000’s)	$547,237	$1,123,771	$1,286,726		$1,431,708	$1,526,267
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.24%	1.24%	1.24%		1.23%	1.23%
Including waiver and/or reimbursement and recapture	1.24%	1.24%	1.23	%(C)	1.23%	1.23%
Net investment income (loss) to average net assets (B)	1.33%	1.25%	1.05	%(C)	0.96%	1.39%
Portfolio turnover rate (F)	32%	14%	1%		7%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$14.38	$13.34	$13.93		$15.23	$14.40
Investment operations:
Net investment income (loss) (A) (B)	0.30	0.27	0.27	(C)	0.28	0.34
Net realized and unrealized gain (loss)	(0.51)	1.69	0.19		0.05	0.84
Total investment operations	(0.21)	1.96	0.46		0.33	1.18
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.28)	(0.26)		(0.31)	(0.35)
Net realized gains	(1.04)	(0.64)	(0.79)		(1.32)	—
Total dividends and/or distributions to shareholders	(1.37)	(0.92)	(1.05)		(1.63)	(0.35)
Net asset value, end of year	$12.80	$14.38	$13.34		$13.93	$15.23
Total return	(1.84)%	15.62%	3.63%		2.22%	8.27%
Ratio and supplemental data:
Net assets end of year (000’s)	$81,772	$85,959	$53,166		$55,554	$54,952
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.25%	0.25%	0.25%		0.25%	0.25%
Including waiver and/or reimbursement and recapture	0.25%	0.25%	0.24	%(C)	0.25%	0.25%
Net investment income (loss) to average net assets (B)	2.24%	1.96%	2.04	%(C)	1.94%	2.30%
Portfolio turnover rate (E)	32%	14%	1%		7%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class R
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$14.30	$13.26	$13.85		$15.15	$14.32
Investment operations:
Net investment income (loss) (A) (B)	0.24	0.18	0.21	(C)	0.20	0.26
Net realized and unrealized gain (loss)	(0.52)	1.70	0.18		0.05	0.84
Total investment operations	(0.28)	1.88	0.39		0.25	1.10
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.20)	(0.19)		(0.23)	(0.27)
Net realized gains	(1.04)	(0.64)	(0.79)		(1.32)	—
Total dividends and/or distributions to shareholders	(1.29)	(0.84)	(0.98)		(1.55)	(0.27)
Net asset value, end of year	$12.73	$14.30	$13.26		$13.85	$15.15
Total return	(2.33)%	15.03%	3.10%		1.65%	7.77%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,268	$4,246	$4,483		$5,262	$5,364
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.76%	0.76%	0.79%		0.76%	0.75%
Including waiver and/or reimbursement and recapture	0.76%	0.76%	0.78	%(C)	0.76%	0.75%
Net investment income (loss) to average net assets (B)	1.74%	1.36%	1.61	%(C)	1.45%	1.75%
Portfolio turnover rate (E)	32%	14%	1%		7%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$14.39	$13.35
Investment operations:
Net investment income (loss) (B) (C)	0.28	0.12
Net realized and unrealized gain (loss)	(0.52)	0.92
Total investment operations	(0.24)	1.04
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	—
Net realized gains	(1.04)	—
Total dividends and/or distributions to shareholders	(1.28)	—
Net asset value, end of period/year	$12.87	$14.39
Total return (D)	(2.01)%	7.79	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.41%	0.39	%(G)
Including waiver and/or reimbursement and recapture	0.41%	0.39	%(G)
Net investment income (loss) to average net assets (C)	2.05%	1.36	%(G)
Portfolio turnover rate (H)	32%	14%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$14.37	$13.27
Investment operations:
Net investment income (loss) (B) (C)	0.29	0.09
Net realized and unrealized gain (loss)	(0.51)	1.01
Total investment operations	(0.22)	1.10
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	—
Net realized gains	(1.04)	—
Total dividends and/or distributions to shareholders	(1.30)	—
Net asset value, end of period/year	$12.85	$14.37
Total return	(1.88)%	8.29	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.35%	0.35	%(F)
Including waiver and/or reimbursement and recapture	0.35%	0.35	%(F)
Net investment income (loss) to average net assets (C)	2.10%	1.01	%(F)
Portfolio turnover rate (G)	32%	14%

(A)	Commenced operations on March 3, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$12.80	$12.11	$12.46		$13.56	$13.58
Investment operations:
Net investment income (loss) (A) (B)	0.26	0.25	0.24	(C)	0.24	0.27
Net realized and unrealized gain (loss)	(0.47)	1.08	0.18		(0.06)	0.54
Total investment operations	(0.21)	1.33	0.42		0.18	0.81
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.23)	(0.25)		(0.28)	(0.27)
Net realized gains	(0.68)	(0.41)	(0.52)		(1.00)	(0.56)
Total dividends and/or distributions to shareholders	(0.95)	(0.64)	(0.77)		(1.28)	(0.83)
Net asset value, end of year	$11.64	$12.80	$12.11		$12.46	$13.56
Total return (D)	(1.89)%	11.54%	3.71%		1.32%	6.20%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,124,731	$1,094,724	$1,000,707		$890,270	$899,852
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.48%	0.48%	0.48%		0.49%	0.52%
Including waiver and/or reimbursement and recapture	0.48%	0.48%	0.47	%(C)	0.49%	0.52%
Net investment income (loss) to average net assets (B)	2.12%	2.07%	2.04	%(C)	1.90%	1.99%
Portfolio turnover rate (F)	25%	13%	2%		10%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class B
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$12.97	$12.23	$12.54		$13.60	$13.61
Investment operations:
Net investment income (loss) (A) (B)	0.23	0.18	0.18	(C)	0.16	0.18
Net realized and unrealized gain (loss)	(0.56)	1.06	0.15		(0.08)	0.52
Total investment operations	(0.33)	1.24	0.33		0.08	0.70
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.09)	(0.12)		(0.14)	(0.15)
Net realized gains	(0.68)	(0.41)	(0.52)		(1.00)	(0.56)
Total dividends and/or distributions to shareholders	(0.74)	(0.50)	(0.64)		(1.14)	(0.71)
Net asset value, end of year	$11.90	$12.97	$12.23		$12.54	$13.60
Total return (D)	(2.83)%	10.53%	2.83%		0.54%	5.32%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,305	$13,987	$29,432		$47,833	$71,121
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.48%	1.34%	1.31%		1.30%	1.30%
Including waiver and/or reimbursement and recapture	1.45%	1.34%	1.30	%(C)	1.30%	1.30%
Net investment income (loss) to average net assets (B)	1.83%	1.47%	1.47	%(C)	1.22%	1.32%
Portfolio turnover rate (F)	25%	13%	2%		10%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$12.70	$12.01	$12.36		$13.44	$13.48
Investment operations:
Net investment income (loss) (A) (B)	0.17	0.17	0.16	(C)	0.15	0.17
Net realized and unrealized gain (loss)	(0.48)	1.06	0.17		(0.05)	0.53
Total investment operations	(0.31)	1.23	0.33		0.10	0.70
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.13)	(0.16)		(0.18)	(0.18)
Net realized gains	(0.68)	(0.41)	(0.52)		(1.00)	(0.56)
Total dividends and/or distributions to shareholders	(0.84)	(0.54)	(0.68)		(1.18)	(0.74)
Net asset value, end of year	$11.55	$12.70	$12.01		$12.36	$13.44
Total return (D)	(2.68)%	10.69%	2.88%		0.70%	5.39%
Ratio and supplemental data:
Net assets end of year (000’s)	$415,277	$786,977	$939,970		$1,051,486	$1,138,082
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.23%	1.22%	1.22%		1.22%	1.22%
Including waiver and/or reimbursement and recapture	1.23%	1.22%	1.21	%(C)	1.22%	1.22%
Net investment income (loss) to average net assets (B)	1.43%	1.43%	1.40	%(C)	1.18%	1.29%
Portfolio turnover rate (F)	25%	13%	2%		10%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$12.80	$12.11	$12.46		$13.56	$13.59
Investment operations:
Net investment income (loss) (A) (B)	0.29	0.28	0.28	(C)	0.27	0.30
Net realized and unrealized gain (loss)	(0.48)	1.08	0.17		(0.06)	0.54
Total investment operations	(0.19)	1.36	0.45		0.21	0.84
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.26)	(0.28)		(0.31)	(0.31)
Net realized gains	(0.68)	(0.41)	(0.52)		(1.00)	(0.56)
Total dividends and/or distributions to shareholders	(0.98)	(0.67)	(0.80)		(1.31)	(0.87)
Net asset value, end of year	$11.63	$12.80	$12.11		$12.46	$13.56
Total return	(1.73)%	11.80%	3.97%		1.60%	6.45%
Ratio and supplemental data:
Net assets end of year (000’s)	$48,287	$59,664	$43,818		$48,780	$47,590
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.26%	0.25%	0.25%		0.25%	0.25%
Including waiver and/or reimbursement and recapture	0.26%	0.25%	0.24	%(C)	0.25%	0.25%
Net investment income (loss) to average net assets (B)	2.40%	2.26%	2.40	%(C)	2.13%	2.21%
Portfolio turnover rate (E)	25%	13%	2%		10%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class R
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$12.72	$12.03	$12.39		$13.48	$13.52
Investment operations:
Net investment income (loss) (A) (B)	0.22	0.17	0.21	(C)	0.21	0.22
Net realized and unrealized gain (loss)	(0.46)	1.13	0.17		(0.05)	0.55
Total investment operations	(0.24)	1.30	0.38		0.16	0.77
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.20)	(0.22)		(0.25)	(0.25)
Net realized gains	(0.68)	(0.41)	(0.52)		(1.00)	(0.56)
Total dividends and/or distributions to shareholders	(0.91)	(0.61)	(0.74)		(1.25)	(0.81)
Net asset value, end of year	$11.57	$12.72	$12.03		$12.39	$13.48
Total return	(2.08)%	11.20%	3.40%		1.17%	5.88%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,313	$4,693	$5,256		$5,470	$5,665
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.73%	0.73%	0.74%		0.73%	0.73%
Including waiver and/or reimbursement and recapture	0.73%	0.73%	0.72	%(C)	0.73%	0.73%
Net investment income (loss) to average net assets (B)	1.82%	1.38%	1.80	%(C)	1.67%	1.68%
Portfolio turnover rate (E)	25%	13%	2%		10%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$12.81	$12.03
Investment operations:
Net investment income (loss) (B) (C)	0.27	0.09
Net realized and unrealized gain (loss)	(0.48)	0.69
Total investment operations	(0.21)	0.78
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	—
Net realized gains	(0.68)	—
Total dividends and/or distributions to shareholders	(0.90)	—
Net asset value, end of period/year	$11.70	$12.81
Total return (D)	(1.88)%	6.48	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$11
Expenses to average net assets (F)	0.39%	0.40	%(G)
Net investment income (loss) to average net assets (C)	2.17%	1.21	%(G)
Portfolio turnover rate (H)	25%	13%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the year and period indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$12.78	$11.97
Investment operations:
Net investment income (loss) (B) (C)	0.27	0.11
Net realized and unrealized gain (loss)	(0.46)	0.70
Total investment operations	(0.19)	0.81
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	—
Net realized gains	(0.68)	—
Total dividends and/or distributions to shareholders	(0.92)	—
Net asset value, end of period/year	$11.67	$12.78
Total return	(1.75)%	6.77	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$11
Expenses to average net assets (E)	0.35%	0.35	%(F)
Net investment income (loss) to average net assets (C)	2.21%	1.36	%(F)
Portfolio turnover rate (G)	25%	13%

(A)	Commenced operations on March 3, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Asset Allocation Intermediate Horizon
	Class R
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.38	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.16	0.05
Net realized and unrealized gain (loss)	(0.16)	0.37
Total investment operations	—	0.42
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.04)
Net asset value, end of period/year	$10.22	$10.38
Total return	(0.07)%	4.24	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$357,118	$424,721
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62	%(F)
Including waiver and/or reimbursement and recapture	0.60%	0.60	%(F)
Net investment income (loss) to average net assets (C)	1.51%	0.99	%(F)
Portfolio turnover rate (G)	27%	26	%(D)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Intermediate Horizon
	Class R4
	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of period/year	$10.38	$9.58		$9.23	$9.35	$9.16	$8.21
Investment operations:
Net investment income (loss) (D) (E)	0.18	0.13		0.18	0.15	0.20	0.18
Net realized and unrealized gain (loss)	(0.16)	0.78		0.35	(0.12)	0.21	0.96
Total investment operations	0.02	0.91		0.53	0.03	0.41	1.14
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.11)		(0.18)	(0.15)	(0.22)	(0.19)
Net asset value, end of period/year	$10.22	$10.38		$9.58	$9.23	$9.35	$9.16
Total return	0.18%	9.53	%(F)	5.74%	0.26%	4.50%	14.04%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$15,632	$20,852		$78,806	$79,613	$92,989	$121,450
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.38%	0.21	%(H)	0.10%	0.10%	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.35%	0.20	%(H)	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (E)	1.73%	1.37	%(H)	1.88%	1.57%	2.19%	2.07%
Portfolio turnover rate (I)	27%	26	%(F)	45%	42%	76%	69%

(A)	Transamerica Institutional Asset Allocation – Intermediate Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Intermediate Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective May 19, 2017, the Fund underwent a 1.23-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Asset Allocation Long Horizon
	Class R
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.68		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.10		0.01
Net realized and unrealized gain (loss)	(0.05	)(D)	0.68
Total investment operations	0.05		0.69
Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.01)
Net asset value, end of period/year	$10.64		$10.68
Total return	0.47%		6.90	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$190,928		$225,869
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.62%		0.62	%(G)
Including waiver and/or reimbursement and recapture	0.60%		0.60	%(G)
Net investment income (loss) to average net assets (C)	0.86%		0.14	%(G)
Portfolio turnover rate (H)	30%		35	%(E)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Long Horizon
	Class R4
	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of period/year	$10.68		$9.38		$8.87	$8.92	$8.71	$7.01
Investment operations:
Net investment income (loss) (D) (E)	0.12		0.06		0.11	0.11	0.17	0.12
Net realized and unrealized gain (loss)	(0.04	)(F)	1.31		0.51	(0.05)	0.22	1.72
Total investment operations	0.08		1.37		0.62	0.06	0.39	1.84
Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.07)		(0.11)	(0.11)	(0.18)	(0.14)
Net asset value, end of period/year	$10.64		$10.68		$9.38	$8.87	$8.92	$8.71
Total return	0.72%		14.69	%(G)	7.07%	0.63%	4.55%	26.33%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$25,038		$32,618		$28,489	$28,659	$35,325	$32,711
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.38%		0.28	%(I)	0.10%	0.10%	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.35%		0.26	%(I)	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (E)	1.09%		0.64	%(I)	1.29%	1.19%	1.98%	1.61%
Portfolio turnover rate (J)	30%		35	%(G)	28%	43%	69%	58%

(A)	Transamerica Institutional Asset Allocation – Long Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Long Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective May 19, 2017, the Fund underwent a 1.22-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(F)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Asset Allocation Short Horizon
	Class R
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.10	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.22	0.08
Net realized and unrealized gain (loss)	(0.34)	0.09
Total investment operations	(0.12)	0.17
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.07)
Net asset value, end of period/year	$9.76	$10.10
Total return	(1.21)%	1.72	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$142,129	$181,866
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62	%(F)
Including waiver and/or reimbursement and recapture	0.60%	0.60	%(F)
Net investment income (loss) to average net assets (C)	2.21%	1.77	%(F)
Portfolio turnover rate (G)	52%	22	%(D)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Short Horizon
	Class R4
	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of period/year	$10.10	$9.81		$9.63	$9.92	$9.80	$9.91
Investment operations:
Net investment income (loss) (D) (E)	0.23	0.17		0.25	0.21	0.25	0.27
Net realized and unrealized gain (loss)	(0.33)	0.28		0.18	(0.28)	0.14	(0.11)
Total investment operations	(0.10)	0.45		0.43	(0.07)	0.39	0.16
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.16)		(0.25)	(0.22)	(0.27)	(0.27)
Net asset value, end of period/year	$9.76	$10.10		$9.81	$9.63	$9.92	$9.80
Total return	(1.01)%	4.49	%(F)	4.48%	(0.72)%	4.07%	1.67%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,156	$6,959		$11,896	$12,349	$17,622	$24,002
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.38%	0.23	%(H)	0.10%	0.10%	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.35%	0.22	%(H)	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (E)	2.30%	1.98	%(H)	2.53%	2.07%	2.55%	2.70%
Portfolio turnover rate (I)	52%	22	%(F)	49%	60%	133%	75%

(A)	Transamerica Institutional Asset Allocation – Short Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Short Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective May 19, 2017, the Fund underwent a 1.11-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.89	$9.71	$10.07		$10.50	$10.01
Investment operations:
Net investment income (loss) (A) (B)	0.17	0.10	0.31	(C)	0.11	0.05
Net realized and unrealized gain (loss)	(0.32)	0.19	(0.22)		(0.47)	0.49
Total investment operations	(0.15)	0.29	0.09		(0.36)	0.54
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.11)	(0.28)		(0.07)	(0.05)
Net realized gains	—	—	(0.17)		—	—
Total dividends and/or distributions to shareholders	(0.13)	(0.11)	(0.45)		(0.07)	(0.05)
Net asset value, end of year	$9.61	$9.89	$9.71		$10.07	$10.50
Total return (D)	(1.55)%	3.04%	1.07%		(3.42)%	5.46%
Ratio and supplemental data:
Net assets end of year (000’s)	$30,546	$32,240	$61,341		$91,684	$129,568
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.76%	0.73%	0.70%		0.66%	0.72%
Including waiver and/or reimbursement and recapture	0.76%	0.73%	0.69	%(C)	0.66%	0.72%
Net investment income (loss) to average net assets (B)	1.76%	1.04%	3.28	%(C)	1.06%	0.46%
Portfolio turnover rate (F)	11%	65%	42%		80%	79%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014
Net asset value, beginning of year	$9.78	$9.60	$9.94		$10.37		$9.91
Investment operations:
Net investment income (loss) (A) (B)	0.11	0.02	0.23	(C)	0.03		(0.03)
Net realized and unrealized gain (loss)	(0.32)	0.18	(0.20)		(0.46)		0.49
Total investment operations	(0.21)	0.20	0.03		(0.43)		0.46
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.02)	(0.20)		(0.00	)(D)	—
Net realized gains	—	—	(0.17)		—		—
Total dividends and/or distributions to shareholders	(0.05)	(0.02)	(0.37)		(0.00	)(D)	—
Net asset value, end of year	$9.52	$9.78	$9.60		$9.94		$10.37
Total return (E)	(2.17)%	2.22%	0.39%		(4.11)%		4.64%
Ratio and supplemental data:
Net assets end of year (000’s)	$28,142	$47,545	$72,959		$101,656		$125,950
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.49%	1.47%	1.45%		1.42%		1.45%
Including waiver and/or reimbursement and recapture	1.49%	1.47%	1.44	%(C)	1.42%		1.45%
Net investment income (loss) to average net assets (B)	1.10%	0.21%	2.39	%(C)	0.28%		(0.29)%
Portfolio turnover rate (G)	11%	65%	42%		80%		79%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.88	$9.71	$10.07		$10.52	$10.03
Investment operations:
Net investment income (loss) (A) (B)	0.21	0.12	0.36	(C)	0.14	0.08
Net realized and unrealized gain (loss)	(0.32)	0.20	(0.24)		(0.47)	0.50
Total investment operations	(0.11)	0.32	0.12		(0.33)	0.58
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.15)	(0.31)		(0.12)	(0.09)
Net realized gains	—	—	(0.17)		—	—
Total dividends and/or distributions to shareholders	(0.17)	(0.15)	(0.48)		(0.12)	(0.09)
Net asset value, end of year	$9.60	$9.88	$9.71		$10.07	$10.52
Total return	(1.11)%	3.32%	1.44%		(3.19)%	5.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$52,477	$82,742	$108,591		$191,022	$238,046
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.41%	0.40%	0.38%		0.38%	0.41%
Including waiver and/or reimbursement and recapture	0.41%	0.40%	0.37	%(C)	0.38%	0.41%
Net investment income (loss) to average net assets (B)	2.18%	1.24%	3.71	%(C)	1.31%	0.74%
Portfolio turnover rate (E)	11%	65%	42%		80%	79%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.02	$9.85	$10.07		$10.59
Investment operations:
Net investment income (loss) (B) (C)	0.19	0.11	0.30	(D)	0.04
Net realized and unrealized gain (loss)	(0.30)	0.22	(0.16)		(0.56)
Total investment operations	(0.11)	0.33	0.14		(0.52)
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.16)	(0.19)		—
Net realized gains	—	—	(0.17)		—
Total dividends and/or distributions to shareholders	(0.18)	(0.16)	(0.36)		—
Net asset value, end of period/year	$9.73	$10.02	$9.85		$10.07
Total return	(1.09)%	3.41%	1.59%		(4.91	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$275	$99	$55		$47
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.31%	0.31%	0.28%		0.28	%(G)
Including waiver and/or reimbursement and recapture	0.31%	0.31%	0.26	%(D)	0.28	%(G)
Net investment income (loss) to average net assets (C)	1.93%	1.15%	3.08	%(D)	0.86	%(G)
Portfolio turnover rate (H)	11%	65%	42%		80%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.90	$9.67
Investment operations:
Net investment income (loss) (B) (C)	0.19	0.03
Net realized and unrealized gain (loss)	(0.31)	0.20
Total investment operations	(0.12)	0.23
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	—
Net asset value, end of period/year	$9.65	$9.90
Total return (D)	(1.27)%	2.38	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$10
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.55%	0.55	%(G)
Including waiver and/or reimbursement and recapture	0.55%	0.55	%(G)
Net investment income (loss) to average net assets (C)	1.93%	0.51	%(G)
Portfolio turnover rate (H)	11%	65%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS

At October 31, 2018

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Class
Transamerica Asset Allocation – Conservative Portfolio (“Asset Allocation – Conservative”)	A,B,C,I,R,T1,Advisor
Transamerica Asset Allocation – Growth Portfolio (“Asset Allocation – Growth”)	A,B,C,I,R,T1,Advisor
Transamerica Asset Allocation – Moderate Growth Portfolio (“Asset Allocation – Moderate Growth”)	A,B,C,I,R,T1,Advisor
Transamerica Asset Allocation – Moderate Portfolio (“Asset Allocation – Moderate”)	A,B,C,I,R,T1,Advisor
Transamerica Asset Allocation Intermediate Horizon (“Intermediate Horizon”)	R,R4
Transamerica Asset Allocation Long Horizon (“Long Horizon”)	R,R4
Transamerica Asset Allocation Short Horizon (“Short Horizon”)	R,R4
Transamerica Multi-Manager Alternative Strategies Portfolio (“Multi-Manager Alternative Strategies”)	A,C,I,R6,T1

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years from the date of purchase. Class B shares are no longer available to existing investors except for exchanges, and dividend and capital gains reinvestment. Effective September 16, 2018, Class C shares will convert to Class A shares ten years from the date of purchase.

Each Fund, a “fund of fund”, invests the majority of its assets among certain other series of the Trust (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM is responsible for the day-to-day management of Intermediate Horizon, Long Horizon and Short Horizon. For each of the other funds, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

1. ORGANIZATION (continued)

to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from investment companies are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from investment companies are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2018, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Funds as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying funds and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Funds’ Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Funds may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at October 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of October 31, 2018, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2018.

Repurchase agreements at October 31, 2018, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Funds’ investment objectives allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment objectives, the Funds may seek to use derivatives to increase or decrease exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

The following is a summary of the location and the Funds’ fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2018. Funds not listed in the subsequent tables do not have derivative investments during the year. Funds not listed in the subsequent tables do not have derivative investments during the year.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Multi-Manager Alternative Strategies
Futures contracts:
Total distributable earnings (A) (B)	$64,866	$—	$—	$—	$—	$64,866
Total	$64,866	$—	$—	$—	$—	$64,866

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of October 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Multi-Manager Alternative Strategies
Futures contracts	$278,066	$—	$—	$—	$—	$278,066
Total	$278,066	$—	$—	$—	$—	$278,066

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Multi-Manager Alternative Strategies
Futures contracts	$(57,775)	$—	$—	$—	$—	$(57,775)
Total	$(57,775)	$—	$—	$—	$—	$(57,775)

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2018.

	Futures Contracts at Notional Amount
Fund	Long	Short
Multi-Manager Alternative Strategies	684,615	(4,146,154)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

The Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying Funds in which the Funds invest. The Funds have material ownership interests in the Underlying Funds.

As of October 31, 2018, the investment manager and/or other affiliated investment accounts held balances of each Fund as follows.

Fund	Account Balance	Percentage of Net Assets
Asset Allocation – Conservative	$173,821	0.02%
Asset Allocation – Growth	21,518	0.00(A)
Asset Allocation – Moderate Growth	2,893,718	0.13
Asset Allocation – Moderate	478,180	0.03

Fund	Account Balance	Percentage of Net Assets
Intermediate Horizon	$372,750,303	100.00%
Long Horizon	215,965,785	100.00
Short Horizon	145,284,754	100.00
Multi-Manager Alternative Strategies	167,176	0.15

(A)	Rounds to less than 0.01%.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily ANA at the following rates:

Fund	Rate
Asset Allocation – Conservative	0.1225%
Asset Allocation – Growth	0.1225
Asset Allocation – Moderate Growth	0.1225
Asset Allocation – Moderate	0.1225
Intermediate Horizon	0.1200
Long Horizon	0.1200

Fund	Rate
Short Horizon	0.1200%
Multi-Manager Alternative Strategies
First $500 million	0.1925
Over $500 million up to $1 billion	0.1725
Over $1 billion up to $2 billion	0.1525
Over $2 billion	0.1425

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Asset Allocation – Conservative
Class A	0.60%	0.70%
Class B	1.45
Class C	1.35	1.45
Class I	0.35	0.45
Class R	0.95
Class T1	0.70
Advisor Class	0.45
Asset Allocation – Growth
Class A	0.60	0.70
Class B	1.45
Class C	1.35	1.45
Class I	0.35	0.45
Class R	0.95
Class T1	0.70
Advisor Class	0.45
Asset Allocation – Moderate Growth
Class A	0.60	0.70
Class B	1.45
Class C	1.35	1.45
Class I	0.35	0.45
Class R	0.85	0.95
Class T1	0.70
Advisor Class	0.45

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Asset Allocation – Moderate
Class A	0.60%	0.70%
Class B	1.45
Class C	1.35	1.45
Class I	0.35	0.45
Class R	0.85	0.95
Class T1	0.70
Advisor Class	0.45
Intermediate Horizon
Class R	0.60	NA
Class R4	0.35	NA
Long Horizon
Class R	0.60	NA
Class R4	0.35	NA
Short Horizon
Class R	0.60	NA
Class R4	0.35	NA
Multi-Manager Alternative Strategies
Class A	0.80
Class C	1.55
Class I	0.55
Class R6	0.45	0.55
Class T1	0.80

(A)	Current operating expense limit is effective through March 1, 2019.
(B)	Prior operating expense limit was effective through March 1, 2018.
(C)	No rate present indicates no change to the operating expense limit during the year.

TAM is entitled to recapture expenses accrued by the Funds for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Funds’ operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

As of October 31, 2018, the balances available for recapture by TAM for each Fund are as follows. Funds not listed in the subsequent table do not have balances available for recapture during the year.

	Amounts Available
Fund	2016	2017	2018	Total
Asset Allocation – Conservative
Class B	$—	$—	$807	$807
Asset Allocation – Growth
Class B	—	—	8,490	8,490
Asset Allocation – Moderate Growth
Class B	—	—	5,518	5,518
Asset Allocation – Moderate
Class B	—	—	2,180	2,180
Intermediate Horizon
Class R (A)		39,740	80,174	119,914
Class R4 (B)		4,833	5,229	10,062
Long Horizon
Class R (A)		21,588	43,609	65,197
Class R4 (B)		5,253	8,135	13,388
Short Horizon
Class R (A)		17,323	32,572	49,895
Class R4 (B)		973	1,502	2,475

(A)	Class R commenced operations on May 19, 2017.
(B)	Class R4 was not subject to recapture prior to May 19, 2017. Please reference the Reorganization section of the Notes to Financial Statements for more information.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class B	1.00
Class C	1.00
Class R	0.50
Class R4	0.25
Class T1	0.25

(A)	12b-1 fees are not applicable for Class I, Class R6, and Advisor Class.

Shareholder fees: Class A and Class T1 shares are subject to an initial sales charge, and a contingent deferred sales charge on certain share redemptions. Class B and Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2018, underwriter commissions received by TCI from the various sales charges are as follows. Funds and/or classes not listed in the subsequent table do not have shareholder fees.

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Asset Allocation – Conservative
Class A	$228,927	$111
Class B	—	56
Class C	—	7,613
Class T1	—	—
Asset Allocation – Growth
Class A	822,473	1,564
Class B	—	522
Class C	—	30,208
Class T1	—	—
Asset Allocation – Moderate Growth
Class A	1,226,878	29,606
Class B	—	933
Class C	—	43,367
Class T1	—	—

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Asset Allocation – Moderate
Class A	$676,316	$79
Class B	—	165
Class C	—	21,489
Class T1	—	—
Multi-Manager Alternative Strategies
Class A	11,245	—
Class C	—	525
Class T1	—	—

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended October 31, 2018, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Asset Allocation – Conservative	$664,014	$54,184
Asset Allocation – Growth	1,593,570	130,589
Asset Allocation – Moderate Growth	2,240,157	181,651
Asset Allocation – Moderate	1,388,699	112,512
Intermediate Horizon	1,434	108
Long Horizon	2,160	173
Short Horizon	412	22
Multi-Manager Alternative Strategies	207,978	15,489

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended October 31, 2018.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
Asset Allocation – Conservative	$202,746,967	$428,088,331
Asset Allocation – Growth	466,788,571	696,671,099
Asset Allocation – Moderate Growth	800,921,565	1,223,846,565
Asset Allocation – Moderate	448,005,734	797,359,406
Intermediate Horizon	112,146,671	189,079,762
Long Horizon	74,748,943	121,762,419
Short Horizon	87,723,501	130,545,123
Multi-Manager Alternative Strategies	14,754,326	65,049,643

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, mark-to-market on futures contracts, and liquidating trust basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to liquidating trust basis adjustments, non-real estate investment trust return of capital adjustments, capital loss carryforwards expiration, and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Total Distributable Earnings
Intermediate Horizon	$(26,569,351)	$26,569,351
Long Horizon	(30,905,213)	30,905,213
Short Horizon	(571,501)	571,501

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) were as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Asset Allocation – Conservative	$879,090,502	$28,336,275	$(37,212,791)	$(8,876,516)
Asset Allocation – Growth	1,213,920,257	109,841,426	(34,010,724)	75,830,702
Asset Allocation – Moderate Growth	2,168,374,667	127,850,623	(68,212,850)	59,637,773
Asset Allocation – Moderate	1,574,098,390	72,905,643	(51,403,806)	21,501,837
Intermediate Horizon	372,894,700	10,382,414	(10,322,719)	59,695
Long Horizon	205,805,654	12,904,418	(2,628,493)	10,275,925
Short Horizon	150,432,213	1,458,032	(6,525,773)	(5,067,741)
Multi-Manager Alternative Strategies	118,685,116	551,437	(7,563,669)	(7,012,232)

As of October 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Unlimited
Fund	Short-Term	Long-Term
Multi-Manager Alternative Strategies	$3,248,913	$2,597,179

During the year ended October 31, 2018, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Intermediate Horizon	$26,634,425
Long Horizon	31,559,291
Short Horizon	801,235

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are listed below.

	2018 Distributions Paid From			2017 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Asset Allocation – Conservative	$22,750,909	$42,865,074	$—	$22,899,015	$25,508,202	$—
Asset Allocation – Growth	23,512,693	127,671,931	—	18,644,477	89,000,827	—
Asset Allocation – Moderate Growth	53,357,709	181,032,221	—	38,628,310	128,089,139	—
Asset Allocation – Moderate	39,639,306	96,670,466	—	30,703,415	66,643,386	—
Intermediate Horizon	6,304,682	—	—	2,494,129	—	—
Long Horizon	2,187,094	49,425	—	433,530	—	—
Short Horizon	3,655,627	—	—	1,499,619	—	—
Multi-Manager Alternative Strategies	2,038,322	—	—	2,281,304	—	—

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2018, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Asset Allocation – Conservative	$792,766	$—	$44,790,308	$—	$—	$—	$(8,876,516)
Asset Allocation – Growth	—	—	172,577,963	—	—	—	75,830,702
Asset Allocation – Moderate Growth	7,182,916	—	235,610,145	—	—	—	59,637,773
Asset Allocation – Moderate	11,772,747	—	107,948,841	—	—	—	21,501,837
Intermediate Horizon	192,335	—	12,099,166	—	—	—	59,695
Long Horizon	—	—	15,965,034	—	—	—	10,275,925
Short Horizon	261,862	—	365,997	—	—	—	(5,067,741)
Multi-Manager Alternative Strategies	885,336	—	—	(5,846,092)	—	—	(7,012,232)

10. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the respective Fund’s Class R4 underwent a stock split. Funds not listed in the table did not have a stock split. There was no impact to the aggregate market value of shares outstanding. The historical capital share activity presented within the Statements of Changes in Net Assets and the per share data presented within the Financial Highlights have been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Fund	Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
Intermediate Horizon	May 19, 2017	1.23-for-1	6,178,610	7,629,144	Decrease	Increase
Long Horizon	May 19, 2017	1.22-for-1	2,274,630	2,783,722	Decrease	Increase
Short Horizon	May 19, 2017	1.11-for-1	963,865	1,072,255	Decrease	Increase

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Funds’ financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that a fund is no longer required to present the components of distributable earnings on the Statements of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Funds’ financial statements.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

12. REORGANIZATION

Following the close of business on the date listed in the subsequent table (the “Reorganization Date”), certain series of Transamerica Partners Funds Group and Transamerica Partners Institutional Funds Group (the “Target Funds”) reorganized into corresponding new Funds (the “Destination Funds”) within the Trust. The reorganizations into newly organized Destination Funds were as follows:

Target Fund	Destination Fund/Class	Reorganization Date
	Intermediate Horizon:	May 19, 2017
Transamerica Asset Allocation – Intermediate Horizon	Class R
Transamerica Asset Allocation – Short/Intermediate Horizon	Class R
Transamerica Institutional Asset Allocation – Intermediate Horizon (A)	Class R4
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	Class R4
	Long Horizon:	May 19, 2017
Transamerica Asset Allocation – Intermediate/Long Horizon	Class R
Transamerica Asset Allocation – Long Horizon	Class R
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	Class R4
Transamerica Institutional Asset Allocation – Long Horizon (A)	Class R4
	Short Horizon:	May 19, 2017
Transamerica Asset Allocation – Short Horizon	Class R
Transamerica Institutional Asset Allocation – Short Horizon (A)	Class R4

(A)	Accounting and performance survivor of the reorganizations. Where a Target Fund was the accounting and performance survivor for financial reporting purposes, the accounting and performance survivors’ financial and performance history prior to the reorganization became the financial and performance history of the Destination Fund and is reflected in the Destination Fund’s financial statements and financial highlights.

Pursuant to an Agreement and Plan of Reorganization, each Target Fund transferred all of its property and assets to the corresponding Destination Fund. The purpose of the transactions was to achieve a more cohesive, focused, and streamlined fund complex. In exchange, the applicable Destination Fund assumed all of the liabilities of the applicable Target Fund and issued shares to that Target Fund, as described below. The reorganizations were tax-free for U.S. federal income tax purposes. The cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Destination Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shares issued to Target Fund shareholders from the Destination Fund, along with the exchange ratio of the reorganization for the Destination Funds, were as follows (shares of these Destination Funds that were not the accounting and performance survivor of the applicable reorganization are also shown):

Target Fund	Target Fund Shares	Destination Fund/Class	Destination Fund Shares	Dollar Amount	Exchange Ratio (A)
Transamerica Asset Allocation – Intermediate Horizon	19,476,272	Intermediate Horizon – Class R	27,159,060	$271,590,605	1.39
Transamerica Asset Allocation – Short/Intermediate Horizon	15,572,834	Intermediate Horizon – Class R	17,537,423	175,374,227	1.13
Transamerica Institutional Asset Allocation – Intermediate Horizon (B)	7,629,144	Intermediate Horizon – Class R4	7,629,144	76,291,440	1.00
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	827,949	Intermediate Horizon – Class R4	937,535	9,375,346	1.13
Transamerica Asset Allocation – Intermediate/Long Horizon	11,170,928	Long Horizon – Class R	16,767,394	167,673,942	1.50
Transamerica Asset Allocation – Long Horizon	5,920,486	Long Horizon – Class R	8,192,124	81,921,235	1.38
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	3,139,852	Long Horizon – Class R4	3,990,137	39,901,367	1.27
Transamerica Institutional Asset Allocation – Long Horizon (B)	2,783,722	Long Horizon – Class R4	2,783,722	27,837,217	1.00
Transamerica Asset Allocation – Short Horizon	17,016,521	Short Horizon – Class R	19,751,448	197,514,479	1.16
Transamerica Institutional Asset Allocation – Short Horizon (B)	1,072,255	Short Horizon – Class R4	1,072,255	10,722,549	1.00

(A)	Calculated by dividing the Destination Fund shares issuable by the Target Fund shares outstanding on the relevant Reorganization Date.
(B)	Accounting and performance survivor.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

12. REORGANIZATION (continued)

The net assets of the Target Funds, including unrealized appreciation (depreciation), were combined with those of the Destination Funds. These amounts were as follows:

Target Fund	Target Fund Unrealized Appreciation (Depreciation)	Target Fund Net Assets	Destination Fund	Destination Fund Net Assets Prior to Reorganization	Net Assets After Reorganization
Transamerica Asset Allocation – Intermediate Horizon	$8,469,628	$271,590,605	Intermediate Horizon	$—	$532,631,618
Transamerica Asset Allocation – Short/Intermediate Horizon	1,311,719	175,374,227
Transamerica Institutional Asset Allocation – Intermediate Horizon (A)	7,145,960	76,291,440
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	199,758	9,375,346
Transamerica Asset Allocation – Intermediate/Long Horizon	11,807,707	167,673,942	Long Horizon	—	317,333,761
Transamerica Asset Allocation – Long Horizon	9,422,999	81,921,235
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	5,232,915	39,901,367
Transamerica Institutional Asset Allocation – Long Horizon (A)	4,123,183	27,837,217
Transamerica Asset Allocation – Short Horizon	(101,572)	197,514,479	Short Horizon	—	208,237,028
Transamerica Institutional Asset Allocation – Short Horizon (A)	65,975	10,722,549

(A)	Accounting and performance survivor.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

14. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly,

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

14. LEGAL PROCEEDINGS (continued)

Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP (formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon, Transamerica Asset Allocation Short Horizon, and Transamerica Multi-Manager Alternative Strategies Portfolio and the Board of Trustees of Transamerica Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon, Transamerica Asset Allocation Short Horizon, and Transamerica Multi-Manager Alternative Strategies Portfolio (collectively referred to as the “Funds”), (eight of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2018, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting Transamerica Funds) at October 31, 2018, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights

Transamerica Asset Allocation – Conservative Portfolio

Transamerica Asset Allocation – Growth Portfolio

Transamerica Asset Allocation – Moderate Growth Portfolio

Transamerica Asset Allocation – Moderate Portfolio

	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Transamerica Asset Allocation Intermediate Horizon Transamerica Asset Allocation Long Horizon Transamerica Asset Allocation Short Horizon	For the year ended October 31, 2018	For the year ended October 31, 2018, the period from January 1, 2017 (day after previous fiscal year end after reorganization) through October 31, 2017, and the year ended December 31, 2016.	For the year ended October 31, 2018, the period from January 1, 2017 (day after previous fiscal year end after reorganization) through October 31, 2017, and for each of the 4 years in the period ended December 31, 2016
Transamerica Multi-Manager Alternative Strategies Portfolio	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Transamerica Funds	Annual Report 2018

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 24, 2018

Transamerica Funds	Annual Report 2018

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2018, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Asset Allocation – Conservative	$4,660,222
Asset Allocation – Growth	17,430,818
Asset Allocation – Moderate Growth	23,142,832
Asset Allocation – Moderate	9,556,558
Intermediate Horizon	1,860,666
Long Horizon	2,065,926
Short Horizon	211,902
Multi-Manager Alternative Strategies	124,804

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Asset Allocation – Conservative	5%
Asset Allocation – Growth	51
Asset Allocation – Moderate Growth	33
Asset Allocation – Moderate	25
Intermediate Horizon	12
Long Horizon	30
Short Horizon	3
Multi-Manager Alternative Strategies	2

For tax purposes, the long-term capital gain designations for the year ended October 31, 2018 are as follows:

Fund	Long-Term Capital Gain Designation
Asset Allocation – Conservative	$42,865,074
Asset Allocation – Growth	127,671,931
Asset Allocation – Moderate Growth	181,032,221
Asset Allocation – Moderate	96,670,466
Long Horizon	49,425

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
Asset Allocation – Conservative	$2,048,626	$229,295
Asset Allocation – Growth	7,233,076	1,048,403
Asset Allocation – Moderate Growth	9,812,775	1,270,438
Asset Allocation – Moderate	5,159,663	632,730
Intermediate Horizon	883,117	65,730
Long Horizon	1,132,535	82,635
Short Horizon	73,942	4,598
Multi-Manager Alternative Strategies	36,061	13,140

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

Transamerica Funds	Annual Report 2018

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 21-22, 2018, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Portfolio” and collectively the “Portfolios”):

Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation Intermediate Horizon
Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation Long Horizon
Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation Short Horizon
Transamerica Asset Allocation – Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio

For the Portfolios listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively the “Sub-Advisory Agreements” and, together with the Management Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Portfolio	Sub-Adviser
Transamerica Asset Allocation – Conservative Portfolio	Morningstar Investment Management LLC
Transamerica Asset Allocation – Growth Portfolio	Morningstar Investment Management LLC
Transamerica Asset Allocation – Moderate Growth Portfolio	Morningstar Investment Management LLC
Transamerica Asset Allocation – Moderate Portfolio	Morningstar Investment Management LLC
Transamerica Multi-Manager Alternative Strategies Portfolio	Goldman Sachs Asset Management, L.P.

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Portfolio and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2019.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Portfolio, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify Portfolios for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Portfolio after payment of the sub-advisory fees. The

Transamerica Funds	Annual Report 2018

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolios; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolios; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolios’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolios; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolios, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark(s), in each case for various trailing periods ended December 31, 2017. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. In describing a Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” median if a Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was above the median for its peer universe for the past 1-, 3- and 5-year periods and in line with the median for the past 10-year period. The Board also noted that the performance of Class A Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the portfolio management team at Morningstar Investment Management LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was above the median for its peer universe for the past 3- and 5-year periods, in line with the median for the past 1-year period and below the median for the past 10-year period. The Board also noted that the performance of Class A Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the portfolio management team at Morningstar Investment Management LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was above the median for its peer universe for the past 3-year period, in line with the median for the past 1- and 5-year periods and below the median for the past 10-year period. The Board also noted that the performance of Class A Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the portfolio management team at Morningstar Investment Management LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Funds	Annual Report 2018

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was in line with the median for its peer universe for the past 1-, 3- and 5-year periods and below the median for the past 10-year period. The Board also noted that the performance of Class A Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the portfolio management team at Morningstar Investment Management LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Asset Allocation Intermediate Horizon. The Board noted that the performance of Class R4 Shares of the Portfolio was in line with the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class R4 Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Portfolio had acquired the assets and assumed the liabilities of four Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Portfolio had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Intermediate Horizon, effective as of that date in place of its own historical performance record. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2018.

Transamerica Asset Allocation Long Horizon. The Board noted that the performance of Class R4 Shares of the Portfolio was above the median for its peer universe for the past 3-year period, in line with the median for the past 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class R4 Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Portfolio had acquired the assets and assumed the liabilities of four Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Portfolio had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Long Horizon, effective as of that date in place of its own historical performance record.

Transamerica Asset Allocation Short Horizon. The Board noted that the performance of Class R4 Shares of the Portfolio was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Portfolio was above its composite benchmark for the past 1-year period and below its composite benchmark for the past 3-, 5- and 10-year periods. The Trustees noted that the Portfolio had acquired the assets and assumed the liabilities of two Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Portfolio had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Short Horizon, effective as of that date in place of its own historical performance record.

Transamerica Multi-Manager Alternative Strategies Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was above the median for its peer universe for the past 10-year period, in line with the median for the past 1-year period and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class A Shares of the Portfolio was above its primary benchmark for the past 1-year period and below its primary benchmark for the past 3-, 5- and 10-year periods. The Board noted that the Portfolio’s Sub-Adviser, Goldman Sachs Asset Management, L.P., had commenced subadvising the Portfolio on July 7, 2017 pursuant to its current investment strategies. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2018.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of each Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. In describing a Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” median if a Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio). The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of a Portfolio’s management fee retained by TAM following payment of the sub-advisory fee(s) and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Funds	Annual Report 2018

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the Portfolio’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the Portfolio’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Intermediate Horizon. The Board noted that the Portfolio’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Long Horizon. The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Short Horizon. The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Manager Alternative Strategies Portfolio. The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Portfolio and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Funds	Annual Report 2018

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolios had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Portfolio.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the applicable Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolios was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolios benefited from any economies of scale. The Board recognized that, as a Portfolio’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered each Portfolio’s management fee schedule and also considered the extent to which TAM shared economies of scale with the Portfolios through its undertakings to limit or reimburse Portfolio expenses and to invest in maintaining and developing its capabilities and services. The Trustees noted that each Portfolio’s management fee schedule does not contain breakpoints and determined that, based on all of the information provided, breakpoints were not warranted at this time. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Portfolio’s management fee schedule. The Trustees concluded that each Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Advisers from their Relationships with the Portfolios

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Portfolios. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Portfolios.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolios.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the applicable Portfolio and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2018

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the Funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 136 funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board Member oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (45)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

				136	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (2016 – present); Director – Akaan-Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017 – present)

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (70)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	131	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (66)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	131	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (62)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Board Member, TIS (2002 – 2015);

Board Member, TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 –1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 –1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 –1991).

				131	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
David W. Jennings (72)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	131	N/A

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Russell A. Kimball, Jr. (74)	Board Member	Since 1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2002 – 2015); Board Member, TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	131	N/A
Fredric A. Nelson III (61)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	131	N/A
John E. Pelletier (54)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present); Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – present); Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present); Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);	131	N/A

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (68)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	131	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (66)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004);	131	Operation PAR, Inc. (non-profit organization) (2008 – present);
Remember Honor Support, Inc. (non-profit organization)
(2013 – present)
Board Member, WRH Income Properties, Inc. (real estate) (2014 – present);
					Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)			Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2018

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (45)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Member Table
Christopher A. Staples (48)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – present);

Registered Representative (2007 – 2016), TCI; and Registered Representative, TFA (2005 – present).

Thomas R. Wald (58)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present); and

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014).

Vincent J. Toner (48)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present);

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); and Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014).

Transamerica Funds	Annual Report 2018

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Scott M. Lenhart (57)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST and TAAVF (2014 – present), TPP, TPFG and TPFG II (2014 – 2018), TIS (2014 – 2015);

Chief Compliance Officer (2014 – present), Anti-Money Laundering Officer (2014 – present), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present); and

Director of Compliance, Transamerica Investments & Retirement (2014 – present).

Rhonda A. Mills (52)	Assistant General Counsel, Assistant Secretary	Since 2016

Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – present);

Assistant Secretary, TPP, TPFG and TPFG II (2016 – 2018);

Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;

Assistant Secretary, High Level Specialist Attorney and Vice President (2014 – present), TFS;

Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014);

Managing Member, Mills Law, LLC (2010 – 2011);

Counsel, Old Mutual Capital (2006 – 2009);

Senior Counsel, Great-West Life and Annuity Insurance Company (2004 – 2006); and

Securities Counsel, J.D. Edwards (2000 – 2003).

Blake Boettcher (32)	Tax Manager	Since 2018	Tax Manager, Transamerica Funds, TST, TAAVF and TET (2018 – present); Senior Manager – Tax, Charles Schwab Investment Management (2015 – 2017); and Tax Manager, Deloitte Tax LLP (2012 – 2015).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2018

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2018

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2018

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

25335_ARMFP1018

© 2018 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2018

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2018

Dear Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments and performance of your Fund(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2018.

We believe it is important to understand market conditions over the Funds’ last fiscal year to provide a context for reading this report. The period began with both U.S. and international equity markets extending strong gains based on optimism surrounding upcoming corporate earnings and the global economy. During this time, credit spreads in the bond markets remained mostly stable and longer-term interest rates stayed range bound during the final months of 2017. The bell weather 10-year U.S. Treasury bond yield finished 2017 at 2.40%, almost precisely where it had started the year, and this benign rate environment further lifted stocks as the new year began. By late January 2018, stocks had hit record highs as points of enthusiasm included fiscal stimulus from the recently passed Tax Reform and Jobs Act, higher anticipated corporate profit margins, and lower levels of overall volatility in the market.

Throughout the first month of 2018, longer-term interest rates crept higher, and when January employment numbers displayed a multi-year high in wage growth, inflationary fears gripped the markets. As the stock market reacted negatively to this, a second negative catalyst emerged in proposed tariffs by the White House against China, Mexico and Canada. This further rattled the market as fears of an international trade war combined with domestic inflation took its toll on investor sentiment, and by the second week in February 2018 the Dow Jones Industrial Average (“Dow”) had declined more than 10%. In March, the U.S. Federal Reserve (“Fed”) increased short term rates, and while this was expected, more downside volatility plagued the markets. By late April 2018, tariffs and trade concerns were taking center stage in terms of news driving equities markets, and in the bond market the 10-year Treasury yield reached 3% for the first time in more than four years.

Despite these investor concerns, market fundamentals in the U.S. remained strong into the summer months. Second quarter gross domestic product (“GDP”) came in at its highest level of growth in four years and S&P 500® corporate earnings reached the best year-over-year growth rate in more than fourteen years. Corporate profit margins also soared to record levels. However, outside of the U.S. the news was not so bright, as economic growth rates in Europe, Japan and various emerging market regions slowed below expectations, and concerns of tariffs and trade relations heightened international risk perspectives. As a result, when U.S. equities recovered to reach new highs in September 2018, international developed and emerging markets continued to lag.

October 2018 was a particularly challenging month for U.S. and global stocks as the major indexes sold off fiercely with the Dow and S&P 500® again declining more than 10% off their highs. Following the Fed’s September 2018 meeting in which they increased the Fed Funds Rate for the third time since January 2018, the 10-year Treasury rate further jumped to more than 3.20%, which was its highest yield in seven years. Investor concerns also began to focus on how much longer the Fed’s rate tightening cycle would continue and whether or not more rate hikes were warranted. The White House also continued its tough talk with China on trade and this continued to hurt investor sentiment. In addition, investors also began to focus on the prospect of 2019 stock earnings growth, while potentially being strong once again, perhaps not being as high as the past year. Nonetheless, initial third quarter GDP growth reports came in strong, and the U.S. appears well positioned for its best calendar year of economic growth in more than a decade.

For the 12-month period ended October 31, 2018, the S&P 500® returned 7.35% while the MSCI EAFE Index, representing international developed market equities, returned -6.39%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned -2.05%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg Barclays U.S. Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

Dow Jones Industrial Average: a market that shows how 30 large, publicly owned companies based in the U.S. have traded during a standard trading session in the stock market.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500®: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and an investor cannot invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2018, and held for the entire six-month period until October 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included a $15 annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica Balanced II
Class I3	$1,000.00	$1,014.60	$2.54	$1,022.70	$2.55	0.50%
Class R	1,000.00	1,011.00	4.66	1,020.60	4.69	0.92

Transamerica Bond
Class A	1,000.00	1,001.40	4.79	1,020.40	4.84	0.95
Class B	1,000.00	997.00	9.31	1,015.90	9.40	1.85
Class C	1,000.00	999.30	7.91	1,017.30	7.98	1.57
Class I	1,000.00	1,004.70	2.73	1,022.50	2.75	0.54
Class I2	1,000.00	1,003.80	2.37	1,022.80	2.40	0.47
Class R6	1,000.00	1,005.10	2.38	1,022.80	2.40	0.47
Class T1	1,000.00	1,003.70	3.64	1,021.60	3.67	0.72

Transamerica Capital Growth
Class A	1,000.00	1,043.20	6.08	1,019.30	6.01	1.18
Class B	1,000.00	1,038.20	11.30	1,014.10	11.17	2.20
Class C	1,000.00	1,039.30	9.87	1,015.50	9.75	1.92
Class I	1,000.00	1,044.60	4.79	1,020.50	4.74	0.93
Class I2	1,000.00	1,044.90	4.17	1,021.10	4.13	0.81
Class T1	1,000.00	1,043.90	5.46	1,019.90	5.40	1.06
Advisor Class	1,000.00	1,043.90	5.25	1,020.10	5.19	1.02

Transamerica Funds	Annual Report 2018

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica Concentrated Growth
Class A	$1,000.00	$1,063.80	$6.24	$1,019.20	$6.11	1.20%
Class C	1,000.00	1,060.80	9.51	1,016.00	9.30	1.83
Class I	1,000.00	1,066.20	4.32	1,021.00	4.23	0.83
Class I2	1,000.00	1,066.50	3.85	1,021.50	3.77	0.74
Class T1	1,000.00	1,064.90	5.10	1,020.30	4.99	0.98
Advisor Class	1,000.00	1,065.60	4.95	1,020.40	4.84	0.95

Transamerica Dividend Focused
Class A	1,000.00	978.30	5.09	1,020.10	5.19	1.02
Class C	1,000.00	973.90	9.20	1,015.90	9.40	1.85
Class I	1,000.00	979.20	4.19	1,021.00	4.28	0.84
Class I2	1,000.00	978.80	3.69	1,021.50	3.77	0.74
Class R6	1,000.00	979.70	3.69	1,021.50	3.77	0.74
Class T1	1,000.00	978.50	4.94	1,020.20	5.04	0.99
Advisor Class	1,000.00	978.20	4.49	1,020.70	4.58	0.90

Transamerica Dynamic Allocation
Class A	1,000.00	994.90	5.53	1,019.70	5.60	1.10	(D)
Class C	1,000.00	990.60	9.28	1,015.90	9.40	1.85	(D)
Class I	1,000.00	996.60	4.28	1,020.90	4.33	0.85	(D)
Class T1	1,000.00	995.80	5.53	1,019.70	5.60	1.10	(D)

Transamerica Dynamic Income
Class A	1,000.00	984.20	4.60	1,020.60	4.69	0.92	(D)
Class C	1,000.00	980.30	8.34	1,016.80	8.49	1.67	(D)
Class I	1,000.00	985.50	3.35	1,021.80	3.41	0.67	(D)
Class T1	1,000.00	984.80	4.15	1,021.00	4.23	0.83	(D)
Advisor Class	1,000.00	986.50	3.35	1,021.80	3.41	0.67	(D)

Transamerica Emerging Markets Debt
Class A	1,000.00	934.90	5.51	1,019.50	5.75	1.13
Class C	1,000.00	931.40	9.35	1,015.50	9.75	1.92
Class I	1,000.00	936.60	4.15	1,020.90	4.33	0.85
Class I2	1,000.00	936.80	3.66	1,021.40	3.82	0.75
Class R6	1,000.00	936.80	3.61	1,021.50	3.77	0.74
Class T1	1,000.00	935.70	4.83	1,020.20	5.04	0.99
Advisor Class	1,000.00	936.30	4.59	1,020.50	4.79	0.94

Transamerica Emerging Markets Equity
Class A	1,000.00	805.00	6.82	1,017.60	7.63	1.50	(D)
Class C	1,000.00	801.90	9.81	1,014.30	10.97	2.16	(D)
Class I	1,000.00	806.20	5.10	1,019.60	5.70	1.12	(D)
Class I2	1,000.00	807.10	4.96	1,019.70	5.55	1.09	(D)
Class T1	1,000.00	805.70	5.78	1,018.80	6.46	1.27	(D)
Advisor Class	1,000.00	806.50	5.56	1,019.10	6.21	1.22	(D)

Transamerica Event Driven
Class I	1,000.00	987.60	7.21	1,017.90	7.32	1.44	(D)
Class I2	1,000.00	987.40	6.31	1,018.90	6.41	1.26	(D)
Advisor Class	1,000.00	987.60	7.21	1,017.90	7.32	1.44	(D)

Transamerica Floating Rate
Class A	1,000.00	1,014.80	5.33	1,019.90	5.35	1.05	(D)
Class C	1,000.00	1,010.00	9.12	1,016.10	9.15	1.80	(D)
Class I	1,000.00	1,016.00	4.07	1,021.20	4.08	0.80	(D)
Class I2	1,000.00	1,016.30	3.86	1,021.40	3.87	0.76	(D)
Class T1	1,000.00	1,015.10	5.08	1,020.20	5.09	1.00	(D)

Transamerica Global Equity
Class A	1,000.00	966.30	6.69	1,018.40	6.87	1.35	(D)
Class B	1,000.00	962.90	10.39	1,014.60	10.66	2.10	(D)
Class C	1,000.00	962.60	10.39	1,014.60	10.66	2.10	(D)
Class I	1,000.00	967.70	5.46	1,019.70	5.60	1.10	(D)
Class R6	1,000.00	968.50	4.76	1,020.40	4.89	0.96	(D)
Class T1	1,000.00	967.10	6.00	1,019.10	6.16	1.21	(D)
Advisor Class	1,000.00	967.90	5.46	1,019.70	5.60	1.10	(D)

Transamerica Funds	Annual Report 2018

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica Government Money Market
Class A	$1,000.00	$1,004.60	$5.56	$1,019.70	$5.60	1.10%
Class B	1,000.00	1,000.00	9.98	1,015.20	10.06	1.98
Class C	1,000.00	1,000.00	9.98	1,015.20	10.06	1.98
Class I	1,000.00	1,007.70	2.43	1,022.80	2.45	0.48
Class I2	1,000.00	1,000.00	9.98	1,015.20	10.06	1.98
Class I3	1,000.00	1,008.60	1.52	1,023.70	1.53	0.30
Class R2	1,000.00	1,006.00	4.04	1,021.20	4.08	0.80
Class R4	1,000.00	1,007.60	2.53	1,022.70	2.55	0.50

Transamerica Growth
Class I2	1,000.00	1,007.30	4.50	1,020.70	4.53	0.89
Class R6	1,000.00	1,007.30	4.50	1,020.70	4.53	0.89

Transamerica High Quality Bond
Class I3	1,000.00	1,008.80	2.03	1,023.20	2.04	0.40
Class R	1,000.00	1,007.10	4.30	1,020.90	4.33	0.85
Class R4	1,000.00	1,008.60	3.29	1,021.90	3.31	0.65

Transamerica High Yield Bond
Class A	1,000.00	1,003.10	4.75	1,020.50	4.79	0.94
Class B	1,000.00	998.70	4.53	1,020.70	4.58	0.90
Class C	1,000.00	1,000.80	8.57	1,016.60	8.64	1.70
Class I	1,000.00	1,006.10	3.54	1,021.70	3.57	0.70
Class I2	1,000.00	1,005.70	2.93	1,022.30	2.96	0.58
Class I3	1,000.00	1,005.80	3.03	1,022.20	3.06	0.60
Class R	1,000.00	1,003.30	5.55	1,019.70	5.60	1.10
Class R4	1,000.00	1,004.60	4.29	1,020.90	4.33	0.85
Class R6	1,000.00	1,005.60	2.98	1,022.20	3.01	0.59
Class T1	1,000.00	1,004.20	4.14	1,021.10	4.18	0.82
Advisor Class	1,000.00	1,004.70	3.94	1,021.30	3.97	0.78

Transamerica High Yield Muni
Class A	1,000.00	1,005.50	4.60	1,020.60	4.63	0.91	(D)
Class C	1,000.00	1,002.50	7.62	1,017.60	7.68	1.51	(D)
Class I	1,000.00	1,006.30	3.84	1,021.40	3.87	0.76	(D)
Class I2	1,000.00	1,006.70	3.39	1,021.80	3.41	0.67	(D)
Class T1	1,000.00	1,005.50	3.59	1,021.60	3.62	0.71	(D)

Transamerica Inflation Opportunities
Class A	1,000.00	978.60	4.99	1,020.20	5.09	1.00	(D)
Class C	1,000.00	975.40	8.71	1,016.40	8.89	1.75	(D)
Class I	1,000.00	979.90	3.74	1,021.40	3.82	0.75	(D)
Class I2	1,000.00	980.20	3.34	1,021.80	3.41	0.67	(D)
Class R6	1,000.00	981.20	3.40	1,021.80	3.47	0.68	(D)
Class T1	1,000.00	978.90	4.59	1,020.60	4.69	0.92	(D)

Transamerica Inflation-Protected Securities
Class I3	1,000.00	986.20	2.00	1,023.20	2.04	0.40	(D)
Class R	1,000.00	983.80	4.20	1,021.00	4.28	0.84	(D)
Class R4	1,000.00	985.00	3.25	1,021.90	3.31	0.65	(D)

Transamerica Intermediate Bond
Class I2	1,000.00	997.20	2.06	1,023.10	2.09	0.41
Class I3	1,000.00	997.30	2.01	1,023.20	2.04	0.40
Class R	1,000.00	995.70	4.53	1,020.70	4.58	0.90
Class R4	1,000.00	996.00	3.27	1,021.90	3.31	0.65

Transamerica Intermediate Muni
Class A	1,000.00	1,003.80	3.33	1,021.90	3.36	0.66	(D)
Class C	1,000.00	999.70	6.45	1,018.80	6.51	1.28	(D)
Class I	1,000.00	1,004.20	2.93	1,022.30	2.96	0.58	(D)
Class I2	1,000.00	1,004.80	2.38	1,022.80	2.40	0.47	(D)
Class T1	1,000.00	1,003.50	2.63	1,022.60	2.65	0.52	(D)
Advisor Class	1,000.00	1,003.70	3.43	1,021.80	3.47	0.68	(D)

Transamerica Funds	Annual Report 2018

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica International Equity
Class A	$1,000.00	$888.50	$6.00		$1,018.90	$6.41	1.26%
Class C	1,000.00	885.20	9.36		1,015.30	10.01	1.97
Class I	1,000.00	889.90	4.29		1,020.70	4.58	0.90
Class I2	1,000.00	890.50	3.81		1,021.20	4.08	0.80
Class I3	1,000.00	890.70	3.81		1,021.20	4.08	0.80
Class R	1,000.00	888.30	6.19		1,018.70	6.61	1.30
Class R4	1,000.00	889.60	5.00		1,019.90	5.35	1.05
Class R6	1,000.00	890.50	3.81		1,021.20	4.08	0.80
Class T1	1,000.00	889.80	4.95		1,020.00	5.30	1.04
Advisor Class	1,000.00	889.50	4.71		1,020.20	5.04	0.99

Transamerica International Growth
Class A	1,000.00	875.10	6.14		1,018.70	6.61	1.30
Class I	1,000.00	876.30	4.97		1,019.90	5.35	1.05
Class I2	1,000.00	876.40	3.97		1,021.00	4.28	0.84
Class R6	1,000.00	876.40	3.88		1,021.10	4.18	0.82

Transamerica International Small Cap Value
Class I	1,000.00	869.90	5.33		1,019.50	5.75	1.13
Class I2	1,000.00	870.80	4.86		1,020.00	5.24	1.03

Transamerica International Stock
Class A	1,000.00	919.00	1.08	(E)	1,018.90	6.36	1.25	(D)
Class I	1,000.00	919.00	0.87	(E)	1,020.20	5.09	1.00	(D)
Class I2	1,000.00	919.00	0.87	(E)	1,020.20	5.09	1.00	(D)
Class R6	1,000.00	919.00	0.87	(E)	1,020.20	5.09	1.00	(D)

Transamerica Large Cap Value
Class A	1,000.00	994.50	5.33		1,019.90	5.40	1.06
Class C	1,000.00	990.80	9.13		1,016.00	9.25	1.82
Class I	1,000.00	995.00	4.02		1,021.20	4.08	0.80
Class I2	1,000.00	996.30	3.52		1,021.70	3.57	0.70
Class R6	1,000.00	996.30	3.52		1,021.70	3.57	0.70
Class T1	1,000.00	995.10	4.78		1,020.40	4.84	0.95
Advisor Class	1,000.00	995.10	4.53		1,020.70	4.58	0.90

Transamerica Large Core
Class I3	1,000.00	1,010.60	3.24		1,022.00	3.26	0.64	(D)
Class R	1,000.00	1,007.20	5.77		1,019.50	5.80	1.14	(D)
Class R4	1,000.00	1,009.20	4.51		1,020.70	4.53	0.89	(D)

Transamerica Large Growth
Class I3	1,000.00	1,027.50	3.32		1,021.90	3.31	0.65
Class R	1,000.00	1,025.60	5.67		1,019.60	5.65	1.11
Class R4	1,000.00	1,026.00	4.60		1,020.70	4.58	0.90

Transamerica Large Value Opportunities
Class I3	1,000.00	1,009.50	2.48		1,022.70	2.50	0.49	(D)
Class R	1,000.00	1,007.00	5.01		1,020.20	5.04	0.99	(D)
Class R4	1,000.00	1,008.10	3.75		1,021.50	3.77	0.74	(D)

Transamerica Mid Cap Growth
Class A	1,000.00	910.70	4.38		1,020.60	4.63	0.91
Class C	1,000.00	907.20	8.08		1,016.70	8.54	1.68
Class I	1,000.00	912.10	3.47		1,021.60	3.67	0.72
Class I2	1,000.00	911.60	4.10		1,020.90	4.33	0.85
Class I3	1,000.00	911.90	3.61		1,021.40	3.82	0.75
Class R	1,000.00	910.80	5.68		1,019.30	6.01	1.18
Class R4	1,000.00	911.80	4.58		1,020.40	4.84	0.95
Class T1	1,000.00	910.80	4.33		1,020.70	4.58	0.90
Advisor Class	1,000.00	911.40	4.29		1,020.70	4.53	0.89

Transamerica Mid Cap Value Opportunities
Class A	1,000.00	1,009.60	4.56		1,020.70	4.58	0.90
Class C	1,000.00	1,006.20	8.65		1,016.60	8.69	1.71
Class I	1,000.00	1,011.30	3.80		1,021.40	3.82	0.75
Class I2	1,000.00	1,012.20	3.35		1,021.90	3.36	0.66
Class I3	1,000.00	1,011.30	3.55		1,021.70	3.57	0.70
Class R	1,000.00	1,009.50	6.23		1,019.00	6.26	1.23
Class R4	1,000.00	1,010.40	4.56		1,020.70	4.58	0.90
Class R6	1,000.00	1,011.20	3.55		1,021.70	3.57	0.70
Class T1	1,000.00	1,010.50	4.56		1,020.70	4.58	0.90
Advisor Class	1,000.00	1,010.40	4.41		1,020.80	4.43	0.87

Transamerica Funds	Annual Report 2018

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica MLP & Energy Income
Class A	$1,000.00	$1,009.30	$8.10	$1,017.10	$8.13	1.60%
Class C	1,000.00	1,004.10	11.87	1,013.40	11.93	2.35
Class I	1,000.00	1,010.80	6.39	1,018.90	6.41	1.26
Class I2	1,000.00	1,011.40	6.03	1,019.20	6.06	1.19
Class T1	1,000.00	1,010.00	7.19	1,018.00	7.22	1.42
Advisor Class	1,000.00	1,009.10	6.84	1,018.40	6.87	1.35

Transamerica Multi-Cap Growth
Class A	1,000.00	1,022.50	6.37	1,018.90	6.36	1.25
Class B	1,000.00	1,018.60	10.18	1,015.10	10.16	2.00
Class C	1,000.00	1,018.30	10.17	1,015.10	10.16	2.00
Class I	1,000.00	1,025.30	4.65	1,020.60	4.63	0.91
Class I2	1,000.00	1,026.20	3.83	1,021.40	3.82	0.75
Class T1	1,000.00	1,025.40	5.05	1,020.20	5.04	0.99
Advisor Class	1,000.00	1,025.30	4.85	1,020.40	4.84	0.95

Transamerica Multi-Managed Balanced
Class A	1,000.00	1,013.60	5.23	1,020.00	5.24	1.03	(D)
Class B	1,000.00	1,007.70	10.88	1,014.40	10.92	2.15	(D)
Class C	1,000.00	1,009.30	9.12	1,016.10	9.15	1.80	(D)
Class I	1,000.00	1,014.60	4.21	1,021.00	4.23	0.83	(D)
Class R6	1,000.00	1,014.70	3.66	1,021.60	3.67	0.72	(D)
Class T1	1,000.00	1,013.50	4.87	1,020.40	4.89	0.96	(D)
Advisor Class	1,000.00	1,014.20	4.62	1,020.60	4.63	0.91	(D)

Transamerica Short-Term Bond
Class A	1,000.00	1,008.10	4.30	1,020.90	4.33	0.85
Class C	1,000.00	1,004.20	8.23	1,017.00	8.29	1.63
Class I	1,000.00	1,009.00	3.34	1,021.90	3.36	0.66
Class I2	1,000.00	1,009.50	2.84	1,022.40	2.85	0.56
Class R6	1,000.00	1,009.60	2.79	1,022.40	2.80	0.55
Class T1	1,000.00	1,009.40	4.05	1,021.20	4.08	0.80
Advisor Class	1,000.00	1,009.60	3.80	1,021.40	3.82	0.75

Transamerica Small Cap Core
Class A	1,000.00	1,005.30	5.61	1,019.60	5.65	1.11
Class C	1,000.00	1,000.90	9.38	1,015.80	9.45	1.86
Class I	1,000.00	1,006.10	4.35	1,020.90	4.38	0.86
Class I2	1,000.00	1,007.90	3.85	1,021.40	3.87	0.76
Class I3	1,000.00	1,006.90	4.30	1,020.90	4.33	0.85
Class R	1,000.00	1,005.20	6.37	1,018.90	6.41	1.26
Class R4	1,000.00	1,005.20	5.56	1,019.70	5.60	1.10
Class T1	1,000.00	1,006.10	5.21	1,020.00	5.24	1.03
Advisor Class	1,000.00	1,006.10	5.31	1,019.90	5.35	1.05

Transamerica Small Cap Growth
Class A	1,000.00	1,004.60	5.66	1,019.60	5.70	1.12
Class C	1,000.00	1,000.00	9.53	1,015.70	9.60	1.89
Class I	1,000.00	1,004.50	4.40	1,020.80	4.43	0.87
Class I2	1,000.00	1,007.40	3.85	1,021.40	3.87	0.76
Class I3	1,000.00	1,005.90	4.55	1,020.70	4.58	0.90
Class R	1,000.00	1,004.40	6.62	1,018.60	6.67	1.31
Class R4	1,000.00	1,004.40	5.81	1,019.40	5.85	1.15
Class R6	1,000.00	1,007.40	3.95	1,021.30	3.97	0.78
Class T1	1,000.00	1,004.60	5.61	1,019.60	5.65	1.11
Advisor Class	1,000.00	1,006.00	5.81	1,019.40	5.85	1.15

Transamerica Small Cap Value
Class A	1,000.00	957.70	5.48	1,019.60	5.65	1.11	(D)
Class C	1,000.00	953.60	9.11	1,015.90	9.40	1.85	(D)
Class I	1,000.00	958.90	3.51	1,021.60	3.62	0.71	(D)
Class I2	1,000.00	958.90	3.51	1,021.60	3.62	0.71	(D)
Class I3	1,000.00	959.00	4.20	1,020.90	4.33	0.85	(D)
Class R	1,000.00	957.10	5.92	1,019.20	6.11	1.20	(D)
Class R4	1,000.00	958.10	5.43	1,019.70	5.60	1.10	(D)
Class R6	1,000.00	959.10	3.51	1,021.60	3.62	0.71	(D)
Class T1	1,000.00	957.80	4.74	1,020.40	4.89	0.96	(D)
Advisor Class	1,000.00	958.30	5.18	1,019.90	5.35	1.05	(D)

Transamerica Funds	Annual Report 2018

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica Small/Mid Cap Value
Class A	$1,000.00	$990.70	$6.47	$1,018.70	$6.56	1.29%
Class B	1,000.00	986.10	10.76	1,014.40	10.92	2.15
Class C	1,000.00	988.00	9.77	1,015.40	9.91	1.95
Class I	1,000.00	992.40	4.72	1,020.50	4.79	0.94
Class I2	1,000.00	993.20	4.22	1,021.00	4.28	0.84
Class R6	1,000.00	993.20	4.22	1,021.00	4.28	0.84
Class T1	1,000.00	991.80	5.47	1,019.70	5.55	1.09
Advisor Class	1,000.00	992.20	5.22	1,020.00	5.30	1.04

Transamerica Strategic High Income
Class A	1,000.00	1,010.60	6.03	1,019.20	6.06	1.19	(D)
Class C	1,000.00	1,005.90	9.61	1,015.60	9.65	1.90	(D)
Class I	1,000.00	1,010.90	4.82	1,020.40	4.84	0.95	(D)
Class I2	1,000.00	1,012.60	3.50	1,021.70	3.52	0.69	(D)
Class T1	1,000.00	1,010.10	5.17	1,020.10	5.19	1.02	(D)
Advisor Class	1,000.00	1,011.70	4.82	1,020.40	4.84	0.95	(D)

Transamerica Unconstrained Bond
Class I	1,000.00	994.50	4.42	1,020.80	4.48	0.88	(D)
Class I2	1,000.00	994.90	3.92	1,021.30	3.97	0.78	(D)
Advisor Class	1,000.00	995.30	4.83	1,020.40	4.89	0.96	(D)

Transamerica US Growth
Class A	1,000.00	1,045.00	5.98	1,019.40	5.90	1.16
Class B	1,000.00	1,039.40	11.15	1,014.30	11.02	2.17
Class C	1,000.00	1,040.30	10.18	1,015.20	10.06	1.98
Class I	1,000.00	1,046.10	4.54	1,020.80	4.48	0.88
Class I2	1,000.00	1,046.80	3.87	1,021.40	3.82	0.75
Class T	1,000.00	1,046.40	4.23	1,021.10	4.18	0.82
Class T1	1,000.00	1,045.40	5.10	1,020.20	5.04	0.99
Advisor Class	1,000.00	1,046.00	4.85	1,020.50	4.79	0.94

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(E)	Fund commenced operations on September 28, 2018. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (33 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Funds were in operation for the entire six-month period ended October 31, 2018.

Transamerica Funds	Annual Report 2018

Transamerica Balanced II

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

In the fourth quarter of 2017, buoyed by consumption, business equipment spending, and a general pick-up in global economic activity, gross domestic product, (“GDP”) growth accelerated to 2.3% year-over-year. Market participants turned their focus to the eventuality of a near-term fiscal push, notably via tax policy. Equity prices rallied in response, and 2018 and 2019 GDP consensus estimates inched higher.

In late 2017, Congress passed and President Trump signed broad tax relief for individuals, small businesses, and corporations into law. Proponents saw the legislation as providing incentives for business investment, while detractors saw it as a costly debt-fueled sugar high.

Volatility increased early in 2018, as the combination of trade tensions and rising interest rates caused investors to reassess growth prospects, sending equity markets lower. A positive string of earnings reports in the first and second quarters, however, tamped down market volatility and allowed stocks to resume their uptrend.

The U.S. Federal Reserve (“Fed”) raised the Fed Funds Rate target by 25 basis points at the June meeting to a range between 1.75% and 2.00%. Along with raising interest rates, the Federal Open Market Committee also communicated a better outlook for GDP and unemployment, along with slightly higher inflation expectations for the remainder of 2018.

The front end of the yield curve continued to reprice in the first half of the year as the Fed maintained its outlook for steady economic growth and signaled the likelihood of more rate hikes in the future amid increasing Treasury supply. The 10-year Treasury yield settled roughly 11 basis points higher, and the 2-year yield about 25 basis points higher in the second quarter, pushing the spread between the 2- and 10-year Treasuries to its then narrowest level in more than a decade. Additionally, the LIBOR-Option Implied Spread, which had been widening throughout the first quarter of 2018, peaked early in the second quarter before declining materially.

Policy and politics remained center-stage in the third quarter as Washington’s trade spat with China continued to escalate. These risks surrounding trade policy were noted as a concern by the Fed in its September meeting minutes. Even so, the Fed stayed the course on normalizing rates given continued economic strength, hiking again in September to bring the policy rate above 2% for the first time since 2008.

J.P. Morgan Investment Management, Inc.

At the beginning of the fiscal year, in November of 2017, U.S. equity markets marched higher, propelled by a stream of positive economic data, the U.S. Federal Reserve (“Fed”) chair nomination of Jerome Powell and progress on tax reform. The signing of the tax reform act in December resulted in increased earnings estimates for many companies, giving investors hope that 2018 would see an increase in investment spending.

U.S. equity markets in 2018 experienced a significant increase in volatility compared to the unusually mild 2017. Economic growth remained stable as the Fed raised interest rates on two occasions during the first six months of the year in March and in June, bringing the target federal funds rate to a range of between 1.75% - 2.00%. In June, the Trump administration announced plans to impose a 25% tariff on $50 billion of annual Chinese imports. Though the impact was modest, the market has continued to grapple with the potential implications for the growth and profitability of global companies.

The Fed continued to raise rates in September, reaching a range of 2.00 - 2.25% and it remained on target to meet its long-term objective of normalizing monetary policy, with economic projections becoming marginally more constructive. Moving into October, the S&P 500® Index sold off sharply as market volatility increased. Corporate fundamentals remained robust and recent economic projections looked solid, with healthy consumer spending, strong growth in inventories and credit spreads that remained relatively tight. We have continued to monitor potential U.S. market risks, which include more interest rate increases, the overhang of midterm elections and U.S./China trade uncertainties.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Balanced II (Class R) returned 1.85%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg Barclays US Aggregate Bond Index, returned 7.35% and -2.05%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

For the 12-month period ended on October 31, 2018, the most significant contributor to relative performance in the fixed income sleeve of the Fund came from its shorter duration positioning, particularly on the front end of the curve as rates rose and the curve flattened over the period. Carry also contributed to relative returns. This was somewhat offset by spread widening.

Transamerica Funds	Annual Report 2018

Transamerica Balanced II

(unaudited)

STRATEGY REVIEW (continued)

At the asset class level, an overweight to asset-backed securities, commercial mortgage-backed securities, and investment grade corporates contributed to outperformance. Underweights to agency residential mortgage-backed securities, government-related and agency securities detracted from relative returns.

From a ratings perspective, excluding cash, security selection within single A rated credits made the most significant contribution to relative returns while selection within AAA detracted for the period.

J.P. Morgan Investment Management, Inc.

Positioning within financials, basic materials and insurance sectors detracted from returns while the pharmaceutical/medical technology, technology and industrial cyclical sectors contributed to returns.

Within the industrial cyclical space, an underweight in Boeing Co. detracted from performance. Boeing Co. started the year strong with solid earnings that drove shares higher. Strong global air traffic propelled increases in production rates while operating improvements in the company’s production line helped operating margins rise above Wall Street expectations. In our analysis, the company has been benefitting from unsustainable tailwinds and squeezing suppliers on costs, all of which could vanish in an economic downturn. Also within the industrial cyclical sector, an overweight position in Stanley Black & Decker, Inc. detracted from returns. The company had been fending off investor worry on rising inflation and management’s ability to offset it with stronger pricing. Margin erosion due to weak pricing and increased spending on product launches caused Stanley Black & Decker Co. to continue to edge lower. The fiscal year ended with investor sentiment down given concerns on price increases destroying volume and demand.

On the positive side, in the industrial cyclical space, our underweight position in General Electric Co. contributed to performance. The conglomerate’s stock was driven lower by new incremental liabilities in its finance subsidiary while the power division continued to demonstrate weakness. Challenges including insurance and settlement issues, the remaining parts of GE Capital, a weak power segment and a potential dividend cut persisted throughout the year. All weakened investor confidence on the stock. We have continued to remain negative on the name due to our concerns regarding earnings power and lingering risks that are difficult to fully quantify. Also within the industrial cyclical sector, our overweight position in Union Pacific Corp. contributed to performance. The stock rose on news of a large buyback and positive volume growth. The company continued to see productivity improvement, and the potential for margin growth drove investor confidence higher. We have continued to like the name as we believe pricing growth will accelerate in the coming years and volumes should remain favorable to the company.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Sivakumar N. Rajan

Doug Weih, CFA

Brian W. Westhoff, CFA

Co-Portfolio Managers

Aegon USA Investment Management LLC

Steven G. Lee

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	58.5%
Corporate Debt Securities	15.8
U.S. Government Obligations	8.9
U.S. Government Agency Obligations	6.9
Mortgage-Backed Securities	4.3
Commercial Paper	3.8
Asset-Backed Securities	3.6
Short-Term U.S. Government Obligations	1.3
Other Investment Company	0.6
Foreign Government Obligations	0.5
Municipal Government Obligations	0.3
Preferred Stocks	0.1
Net Other Assets (Liabilities)^	(4.6)
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2018

Transamerica Balanced II

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I3 (NAV)	2.49%	N/A	3.74%	09/15/2017
Class R (NAV)	1.85%	6.71%	9.56%	07/05/1994
S&P 500® (A)	7.35%	11.34%	13.24%
Bloomberg Barclays US Aggregate Bond Index (B)	(2.05)%	1.83%	3.94%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

Transamerica Funds	Annual Report 2018

Transamerica Balanced II

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 58.5%
Aerospace & Defense - 1.2%
Boeing Co.	944	$ 334,988
General Dynamics Corp.	3,328	574,346
Northrop Grumman Corp.	1,031	270,071
United Technologies Corp.	3,215	399,335

		1,578,740

Airlines - 0.3%
Delta Air Lines, Inc.	5,657	309,607
United Continental Holdings, Inc. (A)	817	69,862

		379,469

Auto Components - 0.3%
Aptiv PLC	1,324	101,683
BorgWarner, Inc.	2,500	98,525
Magna International, Inc.	3,970	195,483

		395,691

Automobiles - 0.1%
Ford Motor Co.	12,880	123,004

Banks - 3.1%
Bank of America Corp.	45,615	1,254,413
Citigroup, Inc.	12,344	808,038
Citizens Financial Group, Inc.	2,001	74,737
Huntington Bancshares, Inc.	8,630	123,668
KeyCorp	24,399	443,086
Regions Financial Corp.	4,412	74,872
SunTrust Banks, Inc.	6,485	406,350
Wells Fargo & Co.	16,241	864,508

		4,049,672

Beverages - 1.6%
Coca-Cola Co.	18,869	903,448
Constellation Brands, Inc., Class A	251	50,007
Molson Coors Brewing Co., Class B	5,282	338,048
PepsiCo, Inc.	7,353	826,330

		2,117,833

Biotechnology - 1.4%
AbbVie, Inc.	1,933	150,484
Alexion Pharmaceuticals, Inc. (A)	1,845	206,769
Amgen, Inc.	1,157	223,058
Biogen, Inc. (A)	1,028	312,790
Celgene Corp. (A)	3,390	242,724
Gilead Sciences, Inc.	5,282	360,127
Vertex Pharmaceuticals, Inc. (A)	1,901	322,143

		1,818,095

Building Products - 0.2%
Masco Corp.	7,884	236,520
Resideo Technologies, Inc. (A) (B)	304	6,410

		242,930

Capital Markets - 2.0%
Bank of New York Mellon Corp.	2,301	108,906
Charles Schwab Corp.	7,168	331,448
Goldman Sachs Group, Inc.	1,326	298,841
Intercontinental Exchange, Inc.	4,784	368,559
Morgan Stanley	15,793	721,108
State Street Corp.	3,110	213,813
T. Rowe Price Group, Inc.	3,489	338,398
TD Ameritrade Holding Corp.	5,330	275,668

		2,656,741

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 1.0%
Celanese Corp.	1,676	$ 162,471
DowDuPont, Inc.	14,189	765,071
Eastman Chemical Co.	4,347	340,588

		1,268,130

Commercial Services & Supplies - 0.0% (C)
Cintas Corp.	220	40,011

Communications Equipment - 0.2%
Cisco Systems, Inc.	4,851	221,933
Motorola Solutions, Inc.	350	42,896

		264,829

Consumer Finance - 0.5%
American Express Co.	1,152	118,345
Capital One Financial Corp.	6,050	540,265

		658,610

Containers & Packaging - 0.3%
Avery Dennison Corp.	1,030	93,442
Packaging Corp. of America	440	40,396
WestRock Co.	4,744	203,850

		337,688

Diversified Consumer Services - 0.0% (C)
H&R Block, Inc.	1,386	36,784

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc., Class B (A)	6,143	1,261,035
Voya Financial, Inc.	811	35,489

		1,296,524

Diversified Telecommunication Services - 0.8%
AT&T, Inc.	5,741	176,134
Verizon Communications, Inc.	16,374	934,792

		1,110,926

Electric Utilities - 1.3%
Evergy, Inc.	1,000	55,990
Exelon Corp.	11,843	518,842
NextEra Energy, Inc.	4,349	750,203
Xcel Energy, Inc.	8,645	423,691

		1,748,726

Electrical Equipment - 0.4%
Eaton Corp. PLC	6,906	494,953

Electronic Equipment, Instruments & Components - 0.2%
TE Connectivity, Ltd.	3,860	291,121

Entertainment - 1.2%
Electronic Arts, Inc. (A)	3,393	308,695
Netflix, Inc. (A)	1,287	388,391
Walt Disney Co.	8,018	920,707

		1,617,793

Equity Real Estate Investment Trusts - 1.3%
AvalonBay Communities, Inc.	1,899	333,047
Digital Realty Trust, Inc.	520	53,695
Equinix, Inc.	312	118,167
Equity Residential	999	64,895
Federal Realty Investment Trust	1,290	160,024
Host Hotels & Resorts, Inc.	4,260	81,409
Prologis, Inc.	6,604	425,760
Ventas, Inc.	2,706	157,056

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Vornado Realty Trust	4,121	$ 280,558

		1,674,611

Food Products - 0.5%
Mondelez International, Inc., Class A	16,395	688,262

Health Care Equipment & Supplies - 1.9%
Becton Dickinson and Co.	1,151	265,305
Boston Scientific Corp. (A)	19,616	708,922
Danaher Corp.	2,029	201,683
Intuitive Surgical, Inc. (A)	287	149,579
Medtronic PLC	7,682	689,997
Zimmer Biomet Holdings, Inc.	4,491	510,133

		2,525,619

Health Care Providers & Services - 2.3%
Anthem, Inc.	1,350	372,020
Cigna Corp.	3,504	749,190
CVS Health Corp.	7,323	530,112
UnitedHealth Group, Inc.	5,089	1,330,010

		2,981,332

Hotels, Restaurants & Leisure - 0.5%
Hilton Worldwide Holdings, Inc.	3,145	223,830
Royal Caribbean Cruises, Ltd.	740	77,500
Yum! Brands, Inc.	3,909	353,413

		654,743

Household Durables - 0.1%
Lennar Corp., Class A	4,226	181,633

Household Products - 0.3%
Energizer Holdings, Inc.	620	36,438
Procter & Gamble Co.	4,146	367,667

		404,105

Industrial Conglomerates - 0.6%
Honeywell International, Inc.	5,947	861,245

Insurance - 1.3%
American International Group, Inc.	9,971	411,702
Everest Re Group, Ltd.	493	107,405
Hartford Financial Services Group, Inc.	6,264	284,511
Lincoln National Corp.	4,083	245,756
Marsh & McLennan Cos., Inc.	1,265	107,209
MetLife, Inc.	8,197	337,634
Principal Financial Group, Inc.	1,660	78,136
Prudential Financial, Inc.	1,619	151,830

		1,724,183

Interactive Media & Services - 2.6%
Alphabet, Inc., Class A (A)	1,247	1,359,953
Alphabet, Inc., Class C (A)	1,206	1,298,585
Facebook, Inc., Class A (A)	4,777	725,101

		3,383,639

Internet & Direct Marketing Retail - 2.3%
Amazon.com, Inc. (A)	1,592	2,544,032
Booking Holdings, Inc. (A)	71	133,095
Expedia Group, Inc.	2,415	302,914

		2,980,041

IT Services - 2.5%
Accenture PLC, Class A	1,061	167,235
Alliance Data Systems Corp.	711	146,594

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
Automatic Data Processing, Inc.	4,830	$ 695,906
Fidelity National Information Services, Inc.	4,366	454,501
First Data Corp., Class A (A)	3,330	62,404
Mastercard, Inc., Class A	1,140	225,344
PayPal Holdings, Inc. (A)	5,571	469,022
Visa, Inc., Class A	7,814	1,077,160

		3,298,166

Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	1,108	71,787
Illumina, Inc. (A)	510	158,687
Thermo Fisher Scientific, Inc.	1,325	309,586

		540,060

Machinery - 1.5%
Caterpillar, Inc.	3,451	418,675
Cummins, Inc.	1,297	177,287
Deere & Co.	1,287	174,311
Ingersoll-Rand PLC	3,016	289,355
PACCAR, Inc.	5,065	289,769
Snap-on, Inc.	1,596	245,688
Stanley Black & Decker, Inc.	2,930	341,404

		1,936,489

Media - 1.2%
Charter Communications, Inc., Class A (A)	1,727	553,279
Comcast Corp., Class A	19,441	741,480
Discovery, Inc., Class A (A)	4,268	138,240
DISH Network Corp., Class A (A)	4,444	136,609
Sirius XM Holdings, Inc. (D)	5,308	31,954

		1,601,562

Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	6,675	77,764
Newmont Mining Corp.	1,623	50,183

		127,947

Multi-Utilities - 0.5%
Ameren Corp.	3,340	215,697
Public Service Enterprise Group, Inc.	1,658	88,587
Sempra Energy	3,331	366,810

		671,094

Multiline Retail - 0.5%
Dollar General Corp.	3,939	438,726
Dollar Tree, Inc. (A)	1,537	129,569
Macy’s, Inc.	3,464	118,781

		687,076

Oil, Gas & Consumable Fuels - 3.3%
Chevron Corp.	9,073	1,013,000
Concho Resources, Inc. (A)	781	108,629
Diamondback Energy, Inc.	3,206	360,226
EOG Resources, Inc.	6,312	664,906
Exxon Mobil Corp.	4,644	370,034
Marathon Petroleum Corp.	8,055	567,475
Occidental Petroleum Corp.	8,871	594,978
ONEOK, Inc.	3,811	250,002
Pioneer Natural Resources Co.	3,217	473,768

		4,403,018

Personal Products - 0.3%
Estee Lauder Cos., Inc., Class A	2,626	360,917

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 3.0%
Allergan PLC	1,427	$ 225,480
Bristol-Myers Squibb Co.	4,738	239,459
Eli Lilly & Co.	4,912	532,657
Johnson & Johnson	7,042	985,810
Merck & Co., Inc.	10,194	750,380
Mylan NV (A)	1,793	56,031
Nektar Therapeutics (A)	650	25,142
Pfizer, Inc.	26,420	1,137,645
Zoetis, Inc.	445	40,117

		3,992,721

Road & Rail - 1.2%
Norfolk Southern Corp.	4,238	711,264
Union Pacific Corp.	5,938	868,254

		1,579,518

Semiconductors & Semiconductor Equipment - 2.3%
Analog Devices, Inc.	9,125	763,854
Broadcom, Inc.	1,930	431,336
Intel Corp.	3,225	151,188
Microchip Technology, Inc. (D)	5,622	369,815
Micron Technology, Inc. (A)	1,596	60,201
NVIDIA Corp.	3,328	701,642
Texas Instruments, Inc.	6,764	627,902

		3,105,938

Software - 4.2%
Adobe, Inc. (A)	1,518	373,064
Citrix Systems, Inc.	770	78,902
Microsoft Corp.	32,513	3,472,713
Oracle Corp.	12,438	607,472
salesforce.com, Inc. (A)	5,828	799,835
Workday, Inc., Class A (A)	1,473	195,938

		5,527,924

Specialty Retail - 2.3%
Advance Auto Parts, Inc.	750	119,820
AutoZone, Inc. (A)	685	502,427
Best Buy Co., Inc.	4,482	314,457
Home Depot, Inc.	4,668	821,008
Lowe’s Cos., Inc.	3,249	309,370
O’Reilly Automotive, Inc. (A)	1,195	383,296
Ross Stores, Inc.	6,459	639,441

		3,089,819

Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	15,071	3,298,439
Hewlett Packard Enterprise Co.	20,654	314,973
HP, Inc.	14,219	343,247

		3,956,659

Textiles, Apparel & Luxury Goods - 0.2%
PVH Corp.	2,612	315,503

Tobacco - 0.8%
Altria Group, Inc.	5,542	360,452
Philip Morris International, Inc.	8,666	763,214

		1,123,666

Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (A)	2,010	75,516

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
United Rentals, Inc. (A)	224	$ 26,895

		102,411

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc. (A)	5,171	354,472

Total Common Stocks (Cost $73,482,926)		77,362,643

PREFERRED STOCKS - 0.1%
Banks - 0.1%
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 8.89% (E)	3,392	89,786

Capital Markets - 0.0% (C)
State Street Corp., Series D, Fixed until 03/15/2024, 5.90% (E)	1,536	39,997

Electric Utilities - 0.0% (C)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (E)	320	8,042

Total Preferred Stocks (Cost $145,729)		137,825

	Principal	Value
ASSET-BACKED SECURITIES - 3.6%
BlueMountain CLO, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 3.37% (E), 07/18/2027 (F)	$ 250,000	249,437
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (F)	65,864	64,243
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (F)	65,317	63,827
CIFC Funding, Ltd. Series 2013-2A, Class A1LR, 3-Month LIBOR + 1.21%, 3.65% (E), 10/18/2030 (F)	250,000	250,331
Hertz Vehicle Financing II, LP Series 2016-3A, Class A, 2.27%, 07/25/2020 (F)	110,000	109,253
JGWPT XXVI LLC Series 2012-2A, Class A, 3.84%, 10/15/2059 (F)	164,930	163,503
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (F)	168,304	159,903
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (F)	100,000	99,370
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (F)	43,650	42,679
Series 2016-1A, Class A,
2.25%, 12/20/2033 (F)	45,891	44,352
New Residential Advanced Receivables Trust Series 2017-T1, Class AT1, 3.21%, 02/15/2051 (F)	200,000	197,929

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
NRZ Advance Receivables Trust Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (F)	$ 300,000	$ 296,737
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 3.66% (E), 01/20/2031 (F)	200,000	200,095
Ocwen Master Advance Receivables Trust
Series 2018-T1, Class AT1,
3.30%, 08/15/2049 (F)	195,000	194,782
Series 2018-T2, Class AT2,
3.60%, 08/15/2050 (F)	190,000	189,449
Palmer Square CLO, Ltd. Series 2015-2A, Class A1AR, 3-Month LIBOR + 1.27%, 3.74% (E), 07/20/2030 (F)	250,000	250,394
SBA Tower Trust Series 2014-1A, Class C, 2.90%, 10/15/2044 (E) (F)	380,000	377,880
Sierra Timeshare Receivables Funding LLC
Series 2014-2A, Class A,
2.05% (E), 06/20/2031 (F)	20,464	20,442
Series 2015-1A, Class A,
2.40%, 03/22/2032 (F)	17,631	17,503
Series 2015-1A, Class B,
3.05%, 03/22/2032 (F)	18,398	18,298
Series 2016-2A, Class A,
2.33%, 07/20/2033 (F)	30,620	30,006
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (F)	128,201	125,393
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (F)	75,458	74,851
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (E), 03/25/2054 (F)	104,760	103,656
Series 2015-5, Class A1B,
2.75% (E), 05/25/2055 (F)	97,961	96,247
Series 2016-1, Class A1B,
2.75% (E), 02/25/2055 (F)	85,958	84,474
Series 2017-1, Class A1,
2.75% (E), 10/25/2056 (F)	141,468	137,958
Series 2017-3, Class A1,
2.75% (E), 07/25/2057 (F)	77,022	75,182
Series 2017-6, Class A1,
2.75% (E), 10/25/2057 (F)	249,564	242,554
Series 2018-1, Class A1,
3.00% (E), 01/25/2058 (F)	248,263	242,275
Series 2018-4, Class A1,
3.00% (E), 06/25/2058 (F)	125,389	121,149
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (F)	245,000	241,039
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (F)	47,130	45,946

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (F)	$ 113,525	$ 110,421

Total Asset-Backed Securities (Cost $4,806,632)		4,741,558

CORPORATE DEBT SECURITIES - 15.8%
Aerospace & Defense - 0.1%
Northrop Grumman Corp. 2.55%, 10/15/2022	181,000	173,956

Air Freight & Logistics - 0.1%
FedEx Corp.
4.90%, 01/15/2034	54,000	54,990
5.10%, 01/15/2044	49,000	48,373

		103,363

Airlines - 0.6%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	120,029	113,277
3.70%, 04/01/2028	139,994	136,582
Delta Air Lines Pass-Through Trust 6.82%, 02/10/2024	304,957	331,336
United Airlines Pass-Through Trust 3.75%, 03/03/2028	248,802	246,620

		827,815

Auto Components - 0.1%
BorgWarner, Inc. 3.38%, 03/15/2025	105,000	100,563

Automobiles - 0.1%
Ford Motor Co. 4.35%, 12/08/2026	150,000	136,032
General Motors Co.
4.88%, 10/02/2023	30,000	30,364
6.25%, 10/02/2043	20,000	19,141

		185,537

Banks - 2.8%
Bank of America Corp.
Fixed until 10/01/2024, 3.09% (E), 10/01/2025, MTN	2,000	1,895
Fixed until 12/20/2027, 3.42% (E), 12/20/2028	34,000	31,331
3.88%, 08/01/2025, MTN	121,000	119,050
4.45%, 03/03/2026, MTN	174,000	172,104
Bank One Corp. 8.00%, 04/29/2027	65,000	79,999
Barclays Bank PLC 10.18%, 06/12/2021 (F)	390,000	443,098
CIT Group, Inc. 4.13%, 03/09/2021	10,000	9,975
Citigroup, Inc.
3-Month LIBOR + 0.95%, 3.44% (E), 07/24/2023	151,000	151,606
Fixed until 01/10/2027, 3.89% (E), 01/10/2028	112,000	107,105
4.50%, 01/14/2022	55,000	56,177
Commerzbank AG 8.13%, 09/19/2023 (F)	255,000	287,188

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Cooperatieve Rabobank UA Fixed until 06/30/2019 (G), 11.00% (E) (F)	$ 209,000	$ 218,614
Discover Bank 3.45%, 07/27/2026	250,000	230,063
Fifth Third Bancorp 3.95%, 03/14/2028 (D)	110,000	106,961
First Horizon National Corp. 3.50%, 12/15/2020	110,000	109,935
HSBC Holdings PLC
3-Month LIBOR + 1.00%, 3.32% (E), 05/18/2024	13,000	12,964
Fixed until 09/12/2025, 4.29% (E), 09/12/2026	200,000	197,141
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (F)	65,000	57,304
JPMorgan Chase & Co.
2.70%, 05/18/2023	148,000	141,436
3.38%, 05/01/2023	130,000	126,754
4.85%, 02/01/2044	20,000	20,161
Fixed until 02/01/2024 (G), 6.75% (E)	13,000	13,865
Nordea Bank Abp 4.25%, 09/21/2022 (F)	270,000	269,675
PNC Bank NA 4.05%, 07/26/2028	250,000	245,234
Royal Bank of Scotland Group PLC
6.00%, 12/19/2023	65,000	66,790
6.40%, 10/21/2019	60,000	61,659
Toronto-Dominion Bank Fixed until 09/15/2026, 3.63% (E), 09/15/2031	150,000	139,647
Wells Fargo & Co.
4.10%, 06/03/2026, MTN	36,000	35,065
5.38%, 11/02/2043	118,000	121,482
Fixed until 06/15/2024 (G), 5.90% (E)	43,000	43,323

		3,677,601

Beverages - 0.3%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	56,000	53,268
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048	124,000	109,064
Constellation Brands, Inc.
3.70%, 12/06/2026	52,000	48,775
4.40%, 11/15/2025	59,000	59,103
Pernod Ricard SA 5.75%, 04/07/2021 (F)	128,000	134,045

		404,255

Biotechnology - 0.3%
AbbVie, Inc. 3.20%, 05/14/2026	147,000	134,538
Biogen, Inc. 4.05%, 09/15/2025	142,000	140,789
Celgene Corp. 3.88%, 08/15/2025	96,000	92,409
Gilead Sciences, Inc.
2.95%, 03/01/2027 (D)	32,000	29,255
4.15%, 03/01/2047	31,000	27,497

		424,488

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Building Products - 0.1%
Owens Corning 4.40%, 01/30/2048	$ 121,000	$ 94,625

Capital Markets - 1.7%
Ameriprise Financial, Inc.
2.88%, 09/15/2026	90,000	82,171
3.70%, 10/15/2024	87,000	86,104
7.30%, 06/28/2019	160,000	164,391
Charles Schwab Corp.
3.20%, 03/02/2027	75,000	70,704
3.85%, 05/21/2025	171,000	171,022
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025	250,000	239,290
3.80%, 06/09/2023	80,000	78,598
Goldman Sachs Group, Inc.
5.25%, 07/27/2021	263,000	273,525
6.75%, 10/01/2037	134,000	156,414
Lazard Group LLC 4.50%, 09/19/2028	118,000	114,769
Morgan Stanley
5.00%, 11/24/2025	80,000	81,798
5.75%, 01/25/2021	280,000	292,715
State Street Corp. 3-Month LIBOR + 1.00%, 3.33% (E), 06/01/2077	11,000	9,660
UBS AG 7.63%, 08/17/2022	250,000	273,750
UBS Group Funding Switzerland AG 4.25%, 03/23/2028 (F)	200,000	196,060

		2,290,971

Chemicals - 0.0% (C)
LyondellBasell Industries NV 5.00%, 04/15/2019	60,000	60,226

Commercial Services & Supplies - 0.1%
ERAC USA Finance LLC 3.85%, 11/15/2024 (F)	140,000	138,090

Communications Equipment - 0.1%
Nokia OYJ 3.38%, 06/12/2022	92,000	88,090

Construction & Engineering - 0.3%
SBA Tower Trust
2.88%, 07/10/2046 (F)	58,000	56,641
3.17%, 04/09/2047 (F)	110,000	107,526
3.45%, 03/15/2048 (F)	280,000	274,026

		438,193

Construction Materials - 0.3%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (F)	200,000	174,900
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	200,000	199,929

		374,829

Consumer Finance - 0.4%
Ally Financial, Inc.
3.50%, 01/27/2019	120,000	119,850
4.13%, 03/30/2020	120,000	120,150
American Express Co.
3.00%, 10/30/2024	44,000	41,589
4.05%, 12/03/2042	50,000	46,769

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
BMW US Capital LLC 2.80%, 04/11/2026 (F)	$ 82,000	$ 75,200
Capital One Financial Corp. 3.30%, 10/30/2024	92,000	86,785
Discover Financial Services 3.75%, 03/04/2025	1,000	947

		491,290

Containers & Packaging - 0.1%
International Paper Co. 4.75%, 02/15/2022	96,000	99,103
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 6.88%, 02/15/2021	34,654	34,914

		134,017

Diversified Consumer Services - 0.0% (C)
President & Fellows of Harvard College 3.62%, 10/01/2037	15,000	14,223

Diversified Financial Services - 0.2%
Aviation Capital Group LLC 7.13%, 10/15/2020 (F)	153,000	162,705
AXA Equitable Holdings, Inc. 4.35%, 04/20/2028 (F)	137,000	130,908
Kaupthing Bank 7.63%, 02/28/2020 (H) (I) (J)	710,000	—

		293,613

Diversified Telecommunication Services - 0.6%
AT&T, Inc.
3.00%, 06/30/2022	180,000	174,607
3.40%, 05/15/2025	130,000	122,060
4.35%, 06/15/2045	70,000	57,398
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (F)	40,000	39,109
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	74,000	78,477
Sprint Capital Corp. 6.88%, 11/15/2028	24,000	23,610
Verizon Communications, Inc.
5.15%, 09/15/2023	155,000	164,466
5.50%, 03/16/2047	187,000	194,849

		854,576

Electric Utilities - 0.7%
Appalachian Power Co. 3.40%, 06/01/2025	110,000	106,514
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	43,000	48,409
8.88%, 11/15/2018	9,000	9,019
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	226,000	194,268
Duke Energy Progress LLC 3.60%, 09/15/2047	80,000	68,600
Entergy Arkansas, Inc. 3.70%, 06/01/2024	61,000	61,055
Jersey Central Power & Light Co. 7.35%, 02/01/2019	35,000	35,373
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (F)	65,000	65,849

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	$ 12,000	$ 12,229
5.30%, 06/01/2042	25,000	27,873
PacifiCorp
3.60%, 04/01/2024	130,000	129,787
5.75%, 04/01/2037	25,000	29,039
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	140,000	133,379

		921,394

Electronic Equipment, Instruments & Components - 0.2%
Arrow Electronics, Inc. 3.88%, 01/12/2028	130,000	118,650
Keysight Technologies, Inc. 4.55%, 10/30/2024	155,000	156,525

		275,175

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (F)	100,000	98,934
Schlumberger Investment SA 3.65%, 12/01/2023	33,000	33,027
Weatherford International, Ltd. 5.95%, 04/15/2042	35,000	22,575

		154,536

Equity Real Estate Investment Trusts - 0.9%
American Tower Trust #1 3.65%, 03/23/2048 (F)	120,000	115,576
CBL & Associates, LP 5.25%, 12/01/2023 (D)	139,000	116,760
EPR Properties 4.75%, 12/15/2026	227,000	219,089
HCP, Inc. 3.40%, 02/01/2025	85,000	79,783
Hospitality Properties Trust 5.00%, 08/15/2022	174,000	177,614
Kilroy Realty, LP 4.25%, 08/15/2029	177,000	169,242
Realty Income Corp. 3.88%, 07/15/2024	118,000	117,227
VEREIT Operating Partnership, LP
3.00%, 02/06/2019	60,000	59,980
4.63%, 11/01/2025	91,000	90,283

		1,145,554

Food & Staples Retailing - 0.3%
Sysco Corp. 3.25%, 07/15/2027	95,000	87,857
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	135,000	133,414
Walmart, Inc. 3.63%, 12/15/2047	135,000	119,550

		340,821

Food Products - 0.1%
Kraft Heinz Foods Co. 4.88%, 02/15/2025 (F)	75,000	76,077

Health Care Equipment & Supplies - 0.2%
Abbott Laboratories 3.75%, 11/30/2026	90,000	88,607

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Becton Dickinson and Co. 3.70%, 06/06/2027	$ 156,000	$ 146,484

		235,091

Health Care Providers & Services - 0.4%
AmerisourceBergen Corp. 4.30%, 12/15/2047	86,000	74,748
Coventry Health Care, Inc. 5.45%, 06/15/2021	66,000	68,726
CVS Health Corp.
2.13%, 06/01/2021	144,000	138,788
5.05%, 03/25/2048	86,000	83,855
5.30%, 12/05/2043	14,000	14,044
Halfmoon Parent, Inc. 4.13%, 11/15/2025 (F)	66,000	65,234
HCA Healthcare, Inc. 6.25%, 02/15/2021	50,000	51,937

		497,332

Household Durables - 0.1%
D.R. Horton, Inc. 4.38%, 09/15/2022	94,000	94,594

Industrial Conglomerates - 0.1%
General Electric Co.
Fixed until 01/21/2021 (G), 5.00% (E)	167,000	154,684
6.88%, 01/10/2039, MTN	20,000	22,936

		177,620

Insurance - 0.3%
Allstate Corp. 3.28%, 12/15/2026	90,000	85,954
American International Group, Inc. Fixed until 05/15/2038, 8.18% (E), 05/15/2068	26,000	31,915
Athene Global Funding 3.00%, 07/01/2022 (F)	93,000	89,995
Athene Holding, Ltd. 4.13%, 01/12/2028	95,000	87,122
CNA Financial Corp. 5.88%, 08/15/2020	90,000	93,706
Fidelity National Financial, Inc. 5.50%, 09/01/2022	60,000	63,216

		451,908

Interactive Media & Services - 0.2%
Baidu, Inc. 3.88%, 09/29/2023	200,000	197,382

Internet & Direct Marketing Retail - 0.0% (C)
Booking Holdings, Inc. 3.60%, 06/01/2026	51,000	48,707

IT Services - 0.1%
DXC Technology Co. 4.75%, 04/15/2027	84,000	83,438

Machinery - 0.2%
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (F)	200,000	195,327

Media - 0.2%
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	100,000	101,520

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
NBCUniversal Media LLC
4.38%, 04/01/2021	$ 134,000	$ 136,838
4.45%, 01/15/2043	47,000	43,712

		282,070

Metals & Mining - 0.2%
Anglo American Capital PLC 4.00%, 09/11/2027 (F)	200,000	182,161
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	45,000	41,625

		223,786

Multi-Utilities - 0.1%
CMS Energy Corp.
3.88%, 03/01/2024	22,000	21,866
4.88%, 03/01/2044	33,000	33,809
Dominion Energy, Inc. 2.58%, 07/01/2020	79,000	77,799
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	10,000	9,570

		143,044

Oil, Gas & Consumable Fuels - 1.3%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (D)	68,000	70,750
Apache Corp.
4.25%, 01/15/2044	15,000	12,580
4.75%, 04/15/2043	22,000	19,537
BP Capital Markets PLC 3.12%, 05/04/2026	150,000	141,151
Continental Resources, Inc. 3.80%, 06/01/2024	25,000	24,147
Energy Transfer Operating, LP 5.95%, 10/01/2043	35,000	33,851
Enterprise Products Operating LLC 4.25%, 02/15/2048	132,000	116,802
EOG Resources, Inc. 2.45%, 04/01/2020	88,000	87,031
Exxon Mobil Corp.
1.82%, 03/15/2019	150,000	149,483
3.04%, 03/01/2026	60,000	57,278
Husky Energy, Inc. 4.00%, 04/15/2024	45,000	44,413
Kerr-McGee Corp. 6.95%, 07/01/2024	50,000	55,970
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	117,000	116,173
Nexen Energy ULC 5.88%, 03/10/2035	10,000	11,119
Noble Energy, Inc. 6.00%, 03/01/2041	22,000	22,837
Petrobras Global Finance BV 6.25%, 03/17/2024	70,000	70,805
Petroleos Mexicanos 3.50%, 01/30/2023	140,000	128,660
Petronas Capital, Ltd. 5.25%, 08/12/2019 (F)	100,000	101,549
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	130,000	123,699

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Shell International Finance BV
2.50%, 09/12/2026	$ 130,000	$ 118,018
3.75%, 09/12/2046	39,000	34,658
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	37,000	36,661
4.63%, 03/01/2034	35,000	33,462
Western Gas Partners, LP 5.38%, 06/01/2021	76,000	78,377
Williams Cos., Inc.
3.70%, 01/15/2023	13,000	12,758
5.40%, 03/04/2044	35,000	33,674
7.88%, 09/01/2021	33,000	36,335

		1,771,778

Pharmaceuticals - 0.2%
Bayer US Finance II LLC 4.40%, 07/15/2044 (F)	58,000	49,399
Perrigo Finance Unlimited Co. 4.38%, 03/15/2026	200,000	193,222
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	92,000	83,373

		325,994

Road & Rail - 0.0% (C)
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	18,000	17,596
3.75%, 04/01/2024	12,000	12,029

		29,625

Semiconductors & Semiconductor Equipment - 0.3%
Intel Corp. 2.88%, 05/11/2024	145,000	139,428
KLA-Tencor Corp. 4.13%, 11/01/2021	92,000	92,855
QUALCOMM, Inc. 3.25%, 05/20/2027	132,000	122,073

		354,356

Software - 0.1%
Microsoft Corp. 3.30%, 02/06/2027	140,000	135,833

Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc. 2.85%, 02/23/2023	195,000	189,993
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (F)	115,000	119,169
Seagate HDD Cayman 4.88%, 06/01/2027	81,000	71,591
Western Digital Corp. 4.75%, 02/15/2026	120,000	110,850

		491,603

Tobacco - 0.2%
BAT Capital Corp. 3.56%, 08/15/2027 (F)	148,000	135,390
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	105,000	108,245

		243,635

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors - 0.2%
Air Lease Corp. 3.50%, 01/15/2022	$ 153,000	$ 151,279
International Lease Finance Corp. 8.25%, 12/15/2020	145,000	157,256

		308,535

Wireless Telecommunication Services - 0.4%
America Movil SAB de CV 3.13%, 07/16/2022	200,000	195,006
Crown Castle Towers LLC
3.22%, 05/15/2042 (F)	42,000	41,362
3.72%, 07/15/2043 (F)	105,000	104,673
Sprint Communications, Inc. 9.00%, 11/15/2018 (F)	35,000	35,070
Sprint Corp. 7.88%, 09/15/2023	122,000	130,235

		506,346

Total Corporate Debt Securities (Cost $21,727,026)		20,881,882

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Colombia - 0.1%
Colombia Government International Bond 4.50%, 01/28/2026 (D)	200,000	200,000

Indonesia - 0.2%
Indonesia Government International Bond 5.38%, 10/17/2023 (F)	225,000	232,461

Mexico - 0.1%
Mexico Government International Bond 3.75%, 01/11/2028 (D)	116,000	106,837

Peru - 0.1%
Peru Government International Bond 7.35%, 07/21/2025	100,000	120,500

Total Foreign Government Obligations (Cost $689,811)		659,798

MORTGAGE-BACKED SECURITIES - 4.3%
Alternative Loan Trust Series 2007-22, Class 2A16, 6.50%, 09/25/2037	181,418	125,000
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (F)	140,000	137,176
Series 2012-TFT, Class C,
3.47% (E), 06/05/2030 (F)	315,000	305,005
BBCMS Trust Series 2013-TYSN, Class B, 4.04%, 09/05/2032 (F)	245,000	246,741
Caesars Palace Las Vegas Trust Series 2017-VICI, Class A, 3.53%, 10/15/2034 (F)	250,000	249,446
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	35,158	35,266
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	65,000	65,980
Series 2015-GC27, Class B,
3.77%, 02/10/2048	157,700	152,872

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust Series 2015-A, Class A1, 3.50% (E), 06/25/2058 (F)	$ 113,449	$ 112,149
Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1, 3.00% (E), 09/25/2064 (F)	90,376	88,245
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (E), 08/10/2050	20,000	20,754
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (F)	100,000	98,650
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (F)	100,000	101,393
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	45,000	45,465
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (F)	350,000	337,114
Series 2016-GCT, Class C,
3.46% (E), 08/10/2029 (F)	100,000	98,349
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (F)	132,000	126,646
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (F)	225,000	221,881
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 3.79% (E), 08/26/2036 (F)	36,456	36,560
CSMC Trust Series 2014-4R, Class 21A1, 1-Month LIBOR + 0.33%, 2.88% (E), 12/27/2035 (F)	156,768	155,273
GMACM Mortgage Loan Trust Series 2005-AR1, Class 3A, 4.05% (E), 03/18/2035	82,850	83,710
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (E), 12/10/2027 (F)	100,000	98,558
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (E), 04/10/2031 (F)	285,000	279,515
Impac CMB Trust Series 2004-6, Class 1A1, 1-Month LIBOR + 0.80%, 3.08% (E), 10/25/2034	53,494	52,473
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.81% (E), 08/25/2037	137,404	118,844
Merrill Lynch Mortgage Investors Trust Series 2003-F, Class A1, 1-Month LIBOR + 0.64%, 2.92% (E), 10/25/2028	30,239	29,931
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (F)	300,000	289,398
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (E), 07/26/2048 (F)	154,495	148,696

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 3.68% (E), 08/15/2034 (F)	$ 401,178	$ 400,923
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (E), 12/25/2052 (F)	81,301	81,257
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (E), 01/25/2054 (F)	36,835	36,662
Series 2014-2A, Class A3,
3.75% (E), 05/25/2054 (F)	92,078	91,718
Series 2014-3A, Class AFX3,
3.75% (E), 11/25/2054 (F)	67,181	66,832
Series 2016-3A, Class A1B,
3.25% (E), 09/25/2056 (F)	63,172	61,928
Series 2017-1A, Class A1,
4.00% (E), 02/25/2057 (F)	132,802	133,078
Series 2017-3A, Class A1,
4.00% (E), 04/25/2057 (F)	226,722	227,180
Series 2017-4A, Class A1,
4.00% (E), 05/25/2057 (F)	90,100	90,165
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (F)	195,000	193,720
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (E), 01/11/2037 (F)	130,000	121,824
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1-Month LIBOR + 0.70%, 2.98% (E), 01/19/2034	71,396	69,731
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (F)	225,000	222,888

Total Mortgage-Backed Securities (Cost $5,809,693)		5,658,996

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.2%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	15,000	19,846
State of California, General Obligation Unlimited
7.30%, 10/01/2039	55,000	74,736
7.60%, 11/01/2040	60,000	86,618
7.95%, 03/01/2036	110,000	116,535
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	10,000	9,756

		307,491

Georgia - 0.0% (C)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	10,000	10,822

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey - 0.0% (C)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	$ 16,000	$ 22,304

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	15,000	19,266
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	15,000	18,692
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	10,000	11,508
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	20,000	21,789

		71,255

Total Municipal Government Obligations (Cost $432,789)		411,872

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.9%
Federal Home Loan Mortgage Corp.
12-Month LIBOR + 1.90%, 3.89% (E), 02/01/2041	9,072	9,473
5.50%, 06/01/2041	22,325	23,961
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.89%, 06/25/2027	467,796	454,998
3.06% (E), 08/25/2024	490,000	481,213
3.49%, 01/25/2024	177,000	177,942
3.53% (E), 07/25/2023	157,000	157,907
Federal National Mortgage Association
2.50%, TBA (B)	512,000	490,039
3.00%, TBA (B)	3,414,000	3,268,838
3.33% (E), 10/25/2023	53,783	53,862
3.50%, 11/01/2028 - 01/01/2029	94,176	94,400
3.50%, TBA (B)	2,148,000	2,095,846
12-Month LIBOR + 1.75%, 3.73% (E), 03/01/2041	7,294	7,591
12-Month LIBOR + 1.82%, 3.84% (E), 03/01/2041	3,705	3,891
4.00%, 10/01/2025 - 06/01/2042	60,275	61,011
4.00%, TBA (B)	595,000	594,977
4.50%, 02/01/2025 - 06/01/2026	77,778	79,783
5.00%, 04/01/2039 - 11/01/2039	202,659	214,385
5.00%, TBA (B)	136,000	141,896
5.50%, 09/01/2036 - 12/01/2041	284,103	308,578
6.00%, 02/01/2038 - 06/01/2041	304,198	332,330
6.50%, 05/01/2040	42,032	46,465

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Interest Only STRIPS 0.78% (E), 02/16/2053	$ 183,846	$ 8,799

Total U.S. Government Agency Obligations (Cost $9,197,431)		9,108,185

U.S. GOVERNMENT OBLIGATIONS - 8.9%
U.S. Treasury - 7.9%
U.S. Treasury Bond
2.25%, 08/15/2046	238,000	188,568
2.50%, 02/15/2045 - 05/15/2046	707,000	594,401
2.75%, 08/15/2042 - 11/15/2047	1,139,500	1,012,508
2.88%, 08/15/2045	166,000	150,548
3.00%, 05/15/2042	139,000	130,280
3.13%, 05/15/2048	17,000	16,122
3.50%, 02/15/2039	480,000	492,975
3.63%, 02/15/2044	1,276,300	1,324,759
4.50%, 02/15/2036	625,000	727,759
4.75%, 02/15/2037	781,000	940,312
5.25%, 02/15/2029	422,000	498,356
U.S. Treasury Note
1.00%, 11/30/2019	1,051,400	1,032,097
1.13%, 06/30/2021 - 09/30/2021	255,000	242,827
1.25%, 11/30/2018	204,300	204,149
1.50%, 08/15/2026	320,000	284,562
1.63%, 03/31/2019 - 05/15/2026	920,100	895,267
1.75%, 11/30/2021	163,000	157,308
1.88%, 11/30/2021	155,000	150,174
2.00%, 12/31/2021 - 02/15/2025	282,000	270,215
2.25%, 11/15/2027	215,300	200,204
2.50%, 08/15/2023	252,000	246,527
2.88%, 05/15/2028 - 08/15/2028	651,200	635,859

		10,395,777

U.S. Treasury Inflation-Protected Securities - 1.0%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	86,670	91,325
2.50%, 01/15/2029	320,306	361,787
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	931,580	911,996

		1,365,108

Total U.S. Government Obligations (Cost $12,439,088)		11,760,885

COMMERCIAL PAPER - 3.8%
Banks - 0.7%
Bedford Row Funding Corp. 2.29% (K), 11/27/2018	400,000	399,350
Sumitomo Mitsui Banking Corp. 2.28% (K), 12/17/2018	500,000	498,569

		897,919

Diversified Financial Services - 2.7%
Anglesea Funding PLC 2.31% (K), 11/01/2018	250,000	250,000
Atlantic Asset Securitization LLC 2.40% (K), 12/17/2018	55,000	54,835
Barton Capital Corp. 2.31% (K), 11/19/2018	400,000	399,546

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
COMMERCIAL PAPER (continued)
Diversified Financial Services (continued)
Cafco LLC 2.33% (K), 12/17/2018	$ 500,000	$ 498,543
Crown Point Capital Co. 2.35% (K), 12/07/2018	550,000	548,735
Fairway Finance Corp. 2.30% (K), 12/17/2018	500,000	498,556
Gotham Funding Corp. 2.29% (K), 11/05/2018	350,000	349,913
Le Fayette Asset Securitization LLC 2.45% (K), 01/03/2019	250,000	248,950
Liberty Funding LLC 2.33% (K), 12/11/2018	500,000	498,733
Nieuw Amsterdam Receivables Corp. 2.60% (K), 01/22/2019	300,000	298,258

		3,646,069

Software - 0.4%
Manhattan Asset Funding 2.25% (K), 11/16/2018	500,000	499,539

Total Commercial Paper (Cost $5,043,527)		5,043,527

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.3%
U.S. Treasury Bill
2.03% (K) (L), 01/31/2019	$ 70,000	$ 69,595
2.16% (K), 12/20/2018	125,000	124,639
2.22% (K), 01/03/2019	1,408,000	1,402,641
2.27% (K), 01/03/2019	75,000	74,707

Total Short-Term U.S. Government Obligations (Cost $1,671,640)		1,671,582

	Shares	Value
OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (K)	840,352	840,352

Total Other Investment Company (Cost $840,352)		840,352

Total Investments (Cost $136,286,644)		138,279,105
Net Other Assets (Liabilities) - (4.6)%		(6,045,392)

Net Assets - 100.0%		$ 132,233,713

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	Long	7	12/21/2018	$939,814	$948,885	$9,071	$—

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$77,362,643	$—	$—	$77,362,643
Preferred Stocks	137,825	—	—	137,825
Asset-Backed Securities	—	4,741,558	—	4,741,558
Corporate Debt Securities	—	20,881,882	—	20,881,882
Foreign Government Obligations	—	659,798	—	659,798
Mortgage-Backed Securities	—	5,658,996	—	5,658,996
Municipal Government Obligations	—	411,872	—	411,872
U.S. Government Agency Obligations	—	9,108,185	—	9,108,185
U.S. Government Obligations	—	11,760,885	—	11,760,885
Commercial Paper	—	5,043,527	—	5,043,527
Short-Term U.S. Government Obligations	—	1,671,582	—	1,671,582
Other Investment Company	840,352	—	—	840,352

Total Investments	$78,340,820	$59,938,285	$—	$138,279,105

Other Financial Instruments
Futures Contracts (N)	$9,071	$—	$—	$9,071

Total Other Financial Instruments	$9,071	$—	$—	$9,071

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2018. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $822,305. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(F)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $14,073,843, representing 10.6% of the Fund’s net assets.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2018, the value of the security is $0, representing less than 0.1% of the Fund’s net assets.
(I)	Security deemed worthless.
(J)	Illiquid security. At October 31, 2018, the value of such securities amounted to $0 or less than 0.1% of the Fund’s net assets.
(K)	Rates disclosed reflect the yields at October 31, 2018.
(L)	All or a portion of this security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $59,346.
(M)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Bond

(unaudited)

MARKET ENVIRONMENT

In the fourth quarter of 2017, buoyed by consumption, business equipment spending, and a general pick-up in global economic activity, gross domestic product (“GDP”) growth accelerated to 2.3% year-over-year. Market participants turned their focus to the eventuality of a near-term fiscal push, notably via tax policy. Equity prices rallied in response, and 2018 and 2019 GDP consensus estimates inched higher.

In late 2017, Congress passed and President Trump signed broad tax relief for individuals, small businesses, and corporations into law. Proponents saw the legislation as providing incentives for business investment, while detractors saw it as a costly debt-fueled sugar high.

Volatility increased early in 2018, as the combination of trade tensions and rising interest rates caused investors to reassess growth prospects, sending equity markets lower. A positive string of earnings reports in the first and second quarters, however, tamped down market volatility and allowed stocks to resume their uptrend.

The U.S. Federal Reserve (“Fed”) raised the Fed Funds Rate target by 25 basis points at the June meeting to a range between 1.75% and 2.00%. Along with raising interest rates, the Federal Open Market Committee also communicated a better outlook for GDP and unemployment, along with slightly higher inflation expectations for the remainder of 2018.

The front end of the yield curve continued to reprice in the first half of the year as the Fed maintained its outlook for steady economic growth and signaled the likelihood of more rate hikes in the future amid increasing Treasury supply. The 10-year Treasury yield settled roughly 11 basis points higher, and the 2-year yield about 25 basis points higher in the second quarter, pushing the spread between the 2- and 10-year Treasuries to its then narrowest level in more than a decade. Additionally, the LIBOR-Option Implied Spread, which had been widening throughout the first quarter of 2018, peaked early in the second quarter before declining materially.

Policy and politics remained center-stage in the third quarter as Washington’s trade spat with China continued to escalate. These risks surrounding trade policy were noted as a concern by the Fed in its September meeting minutes. Even so, the Fed stayed the course on normalizing rates given continued economic strength, hiking again in September to bring the policy rate above 2% for the first time since 2008.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Bond (Class A) returned -0.78%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned -2.05%.

STRATEGY REVIEW

During the 12-month period ended October 31, 2018, yield curve effects had the most impact on active returns as the portfolio’s short duration positioning in a period of rising rates benefited relative performance. Coupon carry also contributed positively to active returns but was partially offset by spread changes, mainly due to credit spread widening in high yield and investment grade corporate bonds.

An overweight to spread-based products over the last twelve months positively impacted relative returns versus the benchmark. Allocations to off-index high yield corporate bonds and non-Agency residential mortgage-backed securities (“RMBS”) also contributed positively to active returns, largely from carry. Overweight allocations as well as positioning in asset-backed securities and commercial mortgage-backed securities also contributed positively to relative performance, as did security selection within investment grade corporate bonds. These positive contributors were slightly offset by positioning within emerging markets debt and Agency RMBS.

Our lower quality bias during the period resulted in an overweight to spread-based products, a positive contributor to active returns over the last 12 months. Additionally, floating-rate security exposure within the portfolio was a positive contributor to relative performance given rising rates and yield curve flattening over the period.

Bradley D. Doyle, CFA

Jeremy Mead, CFA

James K. Schaeffer, Jr.

Doug Weih, CFA

Brian W. Westhoff, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Fund Characteristics	Years
Average Maturity §	5.69
Duration †	3.64

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	12.7%
AAA	9.9
AA	4.5
A	18.5
BBB	31.0
BB	9.7
B	9.9
CCC and Below	3.1
Not Rated	3.8
Net Other Assets (Liabilities)	(3.1)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2018

Transamerica Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(5.53)%	1.51%	6.30%	06/29/1987
Class A (NAV)	(0.78)%	2.51%	6.82%	06/29/1987
Bloomberg Barclays US Aggregate Bond Index (A)	(2.05)%	1.83%	3.94%
Class B (POP)	(6.42)%	1.44%	6.11%	10/01/1995
Class B (NAV)	(1.64)%	1.62%	6.11%	10/01/1995
Class C (POP)	(2.29)%	1.83%	6.09%	11/11/2002
Class C (NAV)	(1.33)%	1.83%	6.09%	11/11/2002
Class I (NAV)	(0.39)%	2.83%	5.37%	11/30/2009
Class I2 (NAV)	(0.32)%	2.91%	7.27%	11/08/2004
Class R6 (NAV)	(0.30)%	N/A	2.51%	05/29/2015
Class T1 (POP)	(3.05)%	N/A	0.35%	03/17/2017
Class T1 (NAV)	(0.56)%	N/A	1.94%	03/17/2017

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Interest rates may go up, causing the value of the Fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Investing in bond funds entails interest rate and credit risk as well as additional risks such as high-yield/high-risk bonds and is subject to greater levels of liquidity risk. These risks are described in more detail in the prospectus.

Transamerica Funds	Annual Report 2018

Transamerica Bond

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES - 14.8%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$ 951,182	$ 1,001,036
Access Point Funding I LLC Series 2017-A, Class A, 3.06%, 04/15/2029 (A)	420,162	417,216
Battalion CLO XII, Ltd. Series 2018-12A, Class A1, 3-Month LIBOR + 1.07%, 3.40% (B), 05/17/2031 (A)	2,500,000	2,493,295
Benefit Street Partners CLO VII, Ltd. Series 2015-VIIA, Class A2R, 3-Month LIBOR + 1.20%, 3.64% (B), 07/18/2027 (A)	525,000	519,615
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (A)	378,720	369,395
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (A)	1,799,182	1,758,157
CIFC Funding, Ltd. Series 2015-2A, Class BR, 3-Month LIBOR + 1.25%, 3.69% (B), 04/15/2027 (A)	2,810,000	2,790,187
Countrywide Asset-Backed Certificates
Series 2002-S3, Class A5,
4.93% (B), 05/25/2032	33,727	33,728
Series 2006-6, Class 2A3,
1-Month LIBOR + 0.28%, 2.56% (B), 09/25/2036	888,009	884,834
Diamond Resorts Owner Trust Series 2014-1, Class A, 2.54%, 05/20/2027 (A)	108,937	108,867
Golub Capital Partners CLO, Ltd. Series 2017-34A, Class A1, 3-Month LIBOR + 1.85%, 4.19% (B), 03/08/2029 (A)	530,000	531,081
GSAA Home Equity Trust Series 2006-1, Class A3, 1-Month LIBOR + 0.33%, 2.61% (B), 01/25/2036	1,612,932	1,123,929
GSAMP Trust Series 2006-HE1, Class A2D, 1-Month LIBOR + 0.31%, 2.59% (B), 01/25/2036	395,072	395,379
Hertz Vehicle Financing II, LP Series 2017-2A, Class A, 3.29%, 10/25/2023 (A)	1,100,000	1,070,212
Hilton Grand Vacations Trust
Series 2013-A, Class A,
2.28%, 01/25/2026 (A)	62,521	62,180
Series 2018-AA, Class C,
4.00% (B), 02/25/2032 (A)	1,678,959	1,672,632
Jamestown CLO IV, Ltd. Series 2014-4A, Class A2R, 3-Month LIBOR + 1.35%, 3.79% (B), 07/15/2026 (A)	650,000	647,072

	Principal	Value
ASSET-BACKED SECURITIES (continued)
JGWPT XXIII LLC Series 2011-1A, Class A, 4.70%, 10/15/2056 (A)	$ 1,834,719	$ 1,893,976
Lehman XS Trust Series 2005-8, Class 1A3, 1-Month LIBOR + 0.35%, 2.63% (B), 12/25/2035	1,551,290	1,560,124
Mountain View CLO, Ltd. Series 2014-1A, Class BRR, 3-Month LIBOR + 1.45%, 3.89% (B), 10/15/2026 (A)	2,000,000	1,999,970
New Residential Advanced Receivables Trust
Series 2016-T2, Class AT2,
2.58%, 10/15/2049 (A)	1,350,000	1,339,025
Series 2016-T2, Class BT2,
3.02%, 10/15/2049 (A)	212,500	210,257
Series 2016-T2, Class CT2,
3.51%, 10/15/2049 (A)	325,000	321,697
Series 2017-T1, Class AT1,
3.21%, 02/15/2051 (A)	2,400,000	2,375,149
Series 2017-T1, Class CT1,
3.71%, 02/15/2051 (A)	1,622,000	1,584,835
NRZ Advance Receivables Trust
Series 2016-T3, Class AT3,
2.83%, 10/16/2051 (A)	700,000	681,526
Series 2016-T4, Class AT4,
3.11%, 12/15/2050 (A)	2,900,000	2,868,461
Series 2016-T5, Class AT5,
3.33%, 12/15/2051 (A)	4,200,000	4,140,242
Ocwen Master Advance Receivables Trust
Series 2016-T2, Class CT2,
3.81%, 08/16/2049 (A)	1,600,000	1,597,152
Series 2018-T1, Class AT1,
3.30%, 08/15/2049 (A)	1,810,000	1,807,973
Series 2018-T1, Class DT1,
4.24%, 08/15/2049 (A)	3,175,000	3,171,476
Series 2018-T2, Class AT2,
3.60%, 08/15/2050 (A)	785,000	782,724
Series 2018-T2, Class BT2,
3.94%, 08/15/2050 (A) (C)	200,000	200,000
Orange Lake Timeshare Trust
Series 2014-AA, Class A,
2.29%, 07/09/2029 (A)	384,023	376,574
Series 2016-A, Class A,
2.61%, 03/08/2029 (A)	953,653	927,868
Series 2018-A, Class C,
3.74%, 11/08/2030 (A)	1,895,970	1,868,328
Popular ABS Mortgage Pass-Through Trust Series 2006-A, Class A4, 1-Month LIBOR + 0.32%, 2.60% (B), 02/25/2036	23,372	23,371
SBA Tower Trust Series 2014-1A, Class C, 2.90% (B), 10/15/2044 (A)	3,245,000	3,226,898

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC
Series 2018-3A, Class A,
3.69%, 09/20/2035 (A)	$ 3,180,000	$ 3,182,498
Series 2018-3A, Class D,
5.20%, 09/20/2035 (A)	920,000	920,859
SoFi Consumer Loan Program LLC Series 2017-1, Class A, 3.28%, 01/26/2026 (A)	915,959	913,793
Soundview Home Loan Trust Series 2006-3, Class A3, 1-Month LIBOR + 0.16%, 2.44% (B), 11/25/2036	1,523,881	1,479,996
Spirit Master Funding LLC
Series 2014-1A, Class A2,
5.37%, 07/20/2040 (A)	1,245,747	1,264,183
Series 2014-3A, Class A,
5.74%, 03/20/2042 (A)	4,026,851	4,133,654
Series 2017-1A, Class A,
4.36%, 12/20/2047 (A)	1,738,572	1,724,201
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (A)	1,483,999	1,472,060
SPS Servicer Advance Receivables Trust
Series 2018-T1, Class AT1,
3.62%, 10/17/2050 (A)	3,450,000	3,449,831
Series 2018-T1, Class CT1,
4.16%, 10/17/2050 (A)	1,000,000	999,929
STORE Master Funding I LLC Series 2015-1A, Class A1, 3.75%, 04/20/2045 (A)	3,767,888	3,680,887
STORE Master Funding LLC Series 2013-3A, Class A2, 5.21%, 11/20/2043 (A)	616,281	621,801
TICP CLO I, Ltd. Series 2015-1A, Class BR, 3-Month LIBOR + 1.30%, 3.77% (B), 07/20/2027 (A)	1,440,000	1,424,929
TICP CLO III, Ltd. Series 2018-3R, Class B, 3-Month LIBOR + 1.35%, 3.82% (B), 04/20/2028 (A)	1,250,000	1,245,373
Towd Point Mortgage Trust
Series 2016-4, Class A1,
2.25% (B), 07/25/2056 (A)	421,106	407,798
Series 2017-1, Class A1,
2.75% (B), 10/25/2056 (A)	1,044,167	1,018,264
Series 2017-3, Class A1,
2.75% (B), 07/25/2057 (A)	1,658,294	1,618,678
Series 2017-6, Class A1,
2.75% (B), 10/25/2057 (A)	2,581,700	2,509,178
Series 2018-2, Class A1,
3.25% (B), 03/25/2058 (A)	1,887,548	1,856,378
Series 2018-3, Class A1,
3.75% (B), 05/25/2058 (A)	3,028,253	3,013,078
Series 2018-5, Class A1A,
3.25% (B), 07/25/2058 (A)	2,550,978	2,513,249

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Trafigura Securitisation Finance PLC Series 2018-1A, Class A2, 3.73%, 03/15/2022 (A)	$ 2,815,000	$ 2,812,562
Truman Capital Mortgage Loan Trust Series 2005-1, Class A, 1-Month LIBOR + 0.43%, 2.71% (B), 03/25/2037 (A)	57,681	58,297
Welk Resorts LLC Series 2015-AA, Class A, 2.79%, 06/16/2031 (A)	1,010,472	988,760
Wellfleet CLO, Ltd. Series 2016-1A, Class CR, 3-Month LIBOR + 2.00%, 4.47% (B), 04/20/2028 (A)	2,450,000	2,449,735

Total Asset-Backed Securities (Cost $93,147,242)		94,596,412

CORPORATE DEBT SECURITIES - 53.2%
Aerospace & Defense - 0.2%
Bombardier, Inc. 7.50%, 03/15/2025 (A)	430,000	429,871
Embraer Netherlands Finance BV 5.40%, 02/01/2027	690,000	712,253

		1,142,124

Airlines - 1.8%
America West Airlines Pass-Through Trust 8.06%, 01/02/2022	654,223	697,336
American Airlines Pass-Through Trust
3.70%, 04/01/2028	661,084	644,970
4.00%, 01/15/2027	2,706,688	2,692,451
Continental Airlines Pass-Through Trust 6.90%, 10/19/2023	154,639	159,278
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	1,377,231	1,396,981
6.82%, 02/10/2024	1,442,664	1,567,454
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	817,754	846,098
United Airlines Pass-Through Trust
3.75%, 03/03/2028	1,712,589	1,697,569
4.30%, 02/15/2027	927,675	941,524
US Airways Pass-Through Trust 3.95%, 05/15/2027	327,217	324,679
Virgin Australia Pass-Through Trust 5.00%, 04/23/2025 (A)	267,902	271,500

		11,239,840

Auto Components - 0.2%
Weichai International Hong Kong Energy Group Co., Ltd. Fixed until 09/14/2022 (D), 3.75% (B) (E)	1,600,000	1,464,781

Automobiles - 0.3%
Ford Motor Co. 4.35%, 12/08/2026	1,281,000	1,161,716
General Motors Co. 4.88%, 10/02/2023	1,029,000	1,041,497

		2,203,213

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks - 8.6%
Banco Santander SA 4.38%, 04/12/2028	$ 800,000	$ 743,016
Bank of America Corp.
Fixed until 12/20/2027, 3.42% (B), 12/20/2028	3,234,000	2,980,141
4.45%, 03/03/2026, MTN	558,000	551,920
5.88%, 02/07/2042, MTN	567,000	646,870
Fixed until 03/10/2026 (D), 6.30% (B)	505,000	532,144
Bank One Corp. 8.00%, 04/29/2027	825,000	1,015,376
Barclays Bank PLC 10.18%, 06/12/2021 (A)	2,707,000	3,075,551
BBVA Bancomer SA 6.50%, 03/10/2021 (A)	3,600,000	3,708,000
BNP Paribas SA Fixed until 03/14/2022 (D), 6.75% (A) (B) (F)	385,000	389,331
CIT Group, Inc. 4.13%, 03/09/2021	130,000	129,675
Citigroup, Inc.
3-Month LIBOR + 0.95%, 3.44% (B), 07/24/2023	1,010,000	1,014,050
Fixed until 01/10/2027, 3.89% (B), 01/10/2028	2,017,000	1,928,839
Fixed until 01/30/2023 (D), 5.95% (B) (F)	3,835,000	3,839,794
Commerzbank AG 8.13%, 09/19/2023 (A)	2,435,000	2,742,367
Cooperatieve Rabobank UA Fixed until 06/30/2019 (D), 11.00% (A) (B)	1,071,000	1,120,266
Credit Agricole SA 3.25%, 10/04/2024 (A)	2,143,000	2,004,094
Discover Bank 3.45%, 07/27/2026	1,420,000	1,306,755
First Horizon National Corp. 3.50%, 12/15/2020	1,320,000	1,319,226
HSBC Holdings PLC
3-Month LIBOR + 1.00%, 3.32% (B), 05/18/2024	1,536,000	1,531,761
Fixed until 09/12/2025, 4.29% (B), 09/12/2026	1,763,000	1,737,795
Fixed until 09/17/2024 (D), 6.38% (B)	2,805,000	2,718,045
ING Bank NV 5.80%, 09/25/2023 (A)	2,240,000	2,345,449
Intesa Sanpaolo SpA
3.38%, 01/12/2023 (A)	284,000	257,175
3.88%, 07/14/2027 (A)	448,000	370,056
5.02%, 06/26/2024 (A)	595,000	524,554
JPMorgan Chase & Co.
Fixed until 07/23/2028, 4.20% (B), 07/23/2029	3,000,000	2,954,182
8.75%, 09/01/2030	195,000	264,260
Lloyds Banking Group PLC Fixed until 09/27/2025 (D), 7.50% (B)	2,086,000	2,096,430
Royal Bank of Scotland Group PLC
3-Month LIBOR + 1.55%, 3.92% (B), 06/25/2024	1,221,000	1,222,790
6.10%, 06/10/2023	2,855,000	2,940,567

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Standard Chartered PLC Fixed until 01/20/2022, 4.25% (B), 01/20/2023 (A)	$ 2,155,000	$ 2,152,209
Toronto-Dominion Bank Fixed until 09/15/2026, 3.63% (B), 09/15/2031	1,115,000	1,038,040
Wells Fargo & Co. 3-Month LIBOR + 3.77%, 6.10% (B), 12/15/2018 (D)	3,205,000	3,229,037
Wells Fargo Bank NA 5.95%, 08/26/2036	459,000	522,047

		54,951,812

Beverages - 1.5%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	1,840,000	1,750,239
Constellation Brands, Inc.
2.65%, 11/07/2022	1,836,000	1,757,960
3.70%, 12/06/2026	374,000	350,804
Cott Holdings, Inc. 5.50%, 04/01/2025 (A)	2,260,000	2,152,650
Pernod Ricard SA
4.45%, 01/15/2022 (A)	2,728,000	2,778,889
5.75%, 04/07/2021 (A)	777,000	813,695

		9,604,237

Biotechnology - 0.6%
AbbVie, Inc. 3.20%, 05/14/2026	1,656,000	1,515,615
Biogen, Inc. 4.05%, 09/15/2025	1,094,000	1,084,671
Celgene Corp. 3.88%, 08/15/2025	1,235,000	1,188,804
Gilead Sciences, Inc. 2.95%, 03/01/2027 (F)	232,000	212,097

		4,001,187

Building Products - 1.3%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (A)	2,900,000	2,918,125
Builders FirstSource, Inc. 5.63%, 09/01/2024 (A)	2,208,000	2,058,960
Owens Corning 4.20%, 12/15/2022	3,242,000	3,232,407

		8,209,492

Capital Markets - 3.3%
Ameriprise Financial, Inc. 7.30%, 06/28/2019	1,180,000	1,212,382
Charles Schwab Corp. 3.20%, 03/02/2027	2,314,000	2,181,470
Credit Suisse Group AG
3-Month LIBOR + 1.24%, 3.57% (B), 06/12/2024 (A)	1,158,000	1,160,336
Fixed until 09/12/2025 (D), 7.25% (A) (B)	1,563,000	1,545,416
Fixed until 07/17/2023 (D), 7.50% (A) (B)	848,000	862,840
Deutsche Bank AG
3-Month LIBOR + 1.31%, 3.63% (B), 08/20/2020	945,000	951,432
4.25%, 02/04/2021	1,862,000	1,854,762

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc.
5.25%, 07/27/2021	$ 2,315,000	$ 2,407,641
Fixed until 05/10/2020 (D), 5.38% (B)	1,768,000	1,781,260
Lazard Group LLC 4.50%, 09/19/2028	1,302,000	1,266,346
Morgan Stanley
Fixed until 07/15/2019 (D), 5.45% (B)	1,425,000	1,437,654
5.75%, 01/25/2021	594,000	620,974
UBS AG 7.63%, 08/17/2022	1,105,000	1,209,975
UBS Group Funding Switzerland AG
Fixed until 08/15/2022, 2.86% (B), 08/15/2023 (A)	1,323,000	1,267,469
Fixed until 08/10/2021 (D), 7.13% (B) (E)	1,055,000	1,090,606

		20,850,563

Chemicals - 0.8%
E.I. du Pont de Nemours & Co. 2.20%, 05/01/2020	717,000	708,209
Mosaic Co. 4.05%, 11/15/2027 (F)	800,000	759,186
NOVA Chemicals Corp. 4.88%, 06/01/2024 (A)	2,000,000	1,837,500
Syngenta Finance NV 3.93%, 04/23/2021 (A)	1,505,000	1,497,479

		4,802,374

Commercial Services & Supplies - 0.2%
Steelcase, Inc. 6.38%, 02/15/2021	1,480,000	1,547,894

Communications Equipment - 0.3%
IHS Netherlands Holdco BV 9.50%, 10/27/2021 (A)	800,000	805,030
Nokia OYJ 3.38%, 06/12/2022	1,300,000	1,244,750

		2,049,780

Construction & Engineering - 0.6%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.75%, 08/01/2025 (A)	990,000	918,225
SBA Tower Trust
2.88%, 07/10/2046 (A)	1,005,000	981,457
3.17%, 04/09/2047 (A)	880,000	860,205
3.45%, 03/15/2048 (A)	995,000	973,773

		3,733,660

Construction Materials - 0.7%
LafargeHolcim Finance US LLC 3.50%, 09/22/2026 (A)	3,246,000	2,935,710
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	1,805,000	1,804,359

		4,740,069

Consumer Finance - 1.6%
Ally Financial, Inc.
3.50%, 01/27/2019	650,000	649,187
8.00%, 03/15/2020	500,000	526,250
Altice Financing SA 7.50%, 05/15/2026 (A)	500,000	470,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
American Express Co. 3.00%, 10/30/2024	$ 333,000	$ 314,757
BMW US Capital LLC 2.80%, 04/11/2026 (A)	1,620,000	1,485,655
Capital One Financial Corp.
3.30%, 10/30/2024	1,625,000	1,532,886
3.80%, 01/31/2028	886,000	816,311
Navient Corp. 5.00%, 10/26/2020	1,300,000	1,307,150
Springleaf Finance Corp.
7.13%, 03/15/2026	1,000,000	947,500
8.25%, 12/15/2020	1,980,000	2,118,600

		10,168,296

Containers & Packaging - 0.9%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
4.25%, 09/15/2022 (A)	485,000	470,450
6.00%, 02/15/2025 (A)	335,000	314,062
BWAY Holding Co. 5.50%, 04/15/2024 (A)	2,000,000	1,920,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, 10/15/2020	2,878,250	2,878,250

		5,582,762

Diversified Financial Services - 1.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.50%, 05/15/2021	1,478,000	1,493,954
Aviation Capital Group LLC 7.13%, 10/15/2020 (A)	3,610,000	3,838,994
AXA Equitable Holdings, Inc. 4.35%, 04/20/2028 (A)	1,204,000	1,150,462
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 4.78% (B), 12/21/2065 (A)	1,520,000	1,345,200
Jefferies Group LLC 5.13%, 01/20/2023	1,420,000	1,462,951
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.15%, 01/23/2030	818,000	714,537

		10,006,098

Diversified Telecommunication Services - 2.6%
AT&T, Inc. 3.40%, 05/15/2025	2,857,000	2,682,512
CenturyLink, Inc.
5.80%, 03/15/2022	2,035,000	2,027,470
6.45%, 06/15/2021	1,705,000	1,743,362
Frontier Communications Corp. 7.63%, 04/15/2024	1,085,000	651,000
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	3,855,000	4,088,227
Verizon Communications, Inc. 4.13%, 03/16/2027	2,134,000	2,112,043
Virgin Media Finance PLC
5.75%, 01/15/2025 (A)	690,000	664,988
6.00%, 10/15/2024 (A)	3,000,000	2,933,400

		16,903,002

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 0.7%
Cleveland Electric Illuminating Co. 3.50%, 04/01/2028 (A)	$ 2,009,000	$ 1,877,485
EDP Finance BV 3.63%, 07/15/2024 (A)	2,532,000	2,396,872

		4,274,357

Electronic Equipment, Instruments & Components - 0.4%
Arrow Electronics, Inc. 3.50%, 04/01/2022	1,180,000	1,157,542
Keysight Technologies, Inc. 4.55%, 10/30/2024	1,550,000	1,565,248

		2,722,790

Energy Equipment & Services - 0.5%
Noble Holding International, Ltd. 6.05%, 03/01/2041	1,736,000	1,267,280
NuStar Logistics, LP 5.63%, 04/28/2027	1,000,000	956,250
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (A)	731,000	723,206

		2,946,736

Equity Real Estate Investment Trusts - 2.2%
CBL & Associates, LP 5.25%, 12/01/2023 (F)	997,000	837,480
Government Properties Income Trust 3.75%, 08/15/2019	2,184,000	2,190,901
HCP, Inc. 3.88%, 08/15/2024	2,877,000	2,802,316
Hospitality Properties Trust 4.65%, 03/15/2024	1,863,000	1,843,491
iStar, Inc.
5.00%, 07/01/2019	968,000	968,605
5.25%, 09/15/2022	946,000	915,255
Kilroy Realty, LP
3.45%, 12/15/2024	560,000	532,030
6.63%, 06/01/2020	1,796,000	1,875,101
VEREIT Operating Partnership, LP
4.13%, 06/01/2021	1,250,000	1,258,198
4.63%, 11/01/2025	1,059,000	1,050,657

		14,274,034

Food & Staples Retailing - 0.2%
Walgreens Boots Alliance, Inc. 3.80%, 11/18/2024	1,580,000	1,542,385

Food Products - 0.8%
Bunge, Ltd. Finance Corp. 4.35%, 03/15/2024	2,854,000	2,800,925
Danone SA 2.95%, 11/02/2026 (A)	2,081,000	1,890,838
Kraft Heinz Foods Co. 4.88%, 02/15/2025 (A)	405,000	410,814

		5,102,577

Health Care Equipment & Supplies - 0.8%
Abbott Laboratories 3.75%, 11/30/2026	994,000	978,609
Becton Dickinson and Co.
3-Month LIBOR + 0.88%, 3.26% (B), 12/29/2020	873,000	873,698
3.70%, 06/06/2027	1,361,000	1,277,982

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 4.88%, 04/15/2020 (A) (F)	$ 1,400,000	$ 1,382,500
Stryker Corp. 4.63%, 03/15/2046	619,000	601,210

		5,113,999

Health Care Providers & Services - 1.2%
CHS / Community Health Systems, Inc.
6.88%, 02/01/2022	1,045,000	528,248
8.13%, 06/30/2024 (A) (F)	116,000	91,640
CVS Health Corp.
4.10%, 03/25/2025	1,170,000	1,155,852
4.30%, 03/25/2028	1,212,000	1,181,973
Express Scripts Holding Co. 4.50%, 02/25/2026	451,000	452,878
Halfmoon Parent, Inc. 4.13%, 11/15/2025 (A)	727,000	718,563
HCA Healthcare, Inc. 6.25%, 02/15/2021	2,500,000	2,596,875
Owens & Minor, Inc. 3.88%, 09/15/2021 (F)	1,228,000	1,135,900

		7,861,929

Hotels, Restaurants & Leisure - 1.3%
International Game Technology PLC 6.50%, 02/15/2025 (A)	2,792,000	2,826,900
MGM Resorts International
6.00%, 03/15/2023	1,000,000	1,015,000
6.63%, 12/15/2021	500,000	523,595
Scientific Games International, Inc. 10.00%, 12/01/2022	2,225,000	2,325,125
Viking Cruises, Ltd. 5.88%, 09/15/2027 (A)	1,725,000	1,634,437

		8,325,057

Household Durables - 0.5%
Beazer Homes USA, Inc. 8.75%, 03/15/2022	650,000	654,875
D.R. Horton, Inc. 4.38%, 09/15/2022	1,999,000	2,011,636
KB Home 7.63%, 05/15/2023	795,000	836,738

		3,503,249

Independent Power & Renewable Electricity Producers - 0.6%
Calpine Corp. 5.88%, 01/15/2024 (A)	1,850,000	1,850,000
NRG Energy, Inc. 7.25%, 05/15/2026	320,000	340,000
Vistra Energy Corp. 7.63%, 11/01/2024	1,495,000	1,580,962

		3,770,962

Industrial Conglomerates - 0.5%
General Electric Co. Fixed until 01/21/2021 (D), 5.00% (B)	3,154,000	2,921,392

Insurance - 2.0%
American International Group, Inc. Fixed until 04/01/2028, 5.75% (B), 04/01/2048	2,205,000	2,082,358

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Athene Global Funding 3.00%, 07/01/2022 (A)	$ 1,748,000	$ 1,691,516
Athene Holding, Ltd. 4.13%, 01/12/2028	794,000	728,157
CNA Financial Corp. 5.88%, 08/15/2020	2,780,000	2,894,478
MetLife Capital Trust IV 7.88%, 12/15/2067 (A)	1,281,000	1,550,010
Prudential Financial, Inc. Fixed until 09/15/2027, 4.50% (B), 09/15/2047	2,061,000	1,875,510
Sompo Japan Nipponkoa Insurance, Inc. Fixed until 03/28/2023, 5.33% (B), 03/28/2073 (A) (F)	2,190,000	2,244,750

		13,066,779

Interactive Media & Services - 0.2%
Baidu, Inc. 3.88%, 09/29/2023	1,250,000	1,233,637

IT Services - 0.1%
DXC Technology Co. 4.75%, 04/15/2027	600,000	595,982

Leisure Products - 0.2%
Mattel, Inc. 4.35%, 10/01/2020	960,000	950,102

Media - 2.8%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 07/23/2025	2,629,000	2,640,200
Clear Channel Worldwide Holdings, Inc.
7.63%, 03/15/2020 (F)	255,000	254,044
7.63%, 03/15/2020	3,505,000	3,500,619
Comcast Corp. 4.15%, 10/15/2028	2,207,000	2,188,867
CSC Holdings LLC
6.75%, 11/15/2021	1,315,000	1,377,002
10.13%, 01/15/2023 (A)	1,880,000	2,045,252
DISH DBS Corp.
5.88%, 07/15/2022	2,115,000	1,998,675
6.75%, 06/01/2021	900,000	909,000
Time Warner Cable LLC 5.00%, 02/01/2020	914,000	928,622
Univision Communications, Inc.
5.13%, 02/15/2025 (A) (F)	1,250,000	1,142,500
6.75%, 09/15/2022 (A)	646,000	658,920

		17,643,701

Metals & Mining - 0.4%
ArcelorMittal 6.75%, 03/01/2041	1,195,000	1,286,826
First Quantum Minerals, Ltd. 7.00%, 02/15/2021 (A) (F)	985,000	963,035

		2,249,861

Multi-Utilities - 0.7%
Black Hills Corp.
4.25%, 11/30/2023	730,000	736,166
5.88%, 07/15/2020	700,000	725,055

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
Dominion Energy, Inc.
2.58%, 07/01/2020	$ 2,460,000	$ 2,422,608
2.96% (G), 07/01/2019	805,000	801,606

		4,685,435

Oil, Gas & Consumable Fuels - 5.1%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (F)	2,233,000	2,323,292
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	1,085,000	1,068,725
Energy Transfer Operating, LP 6.00%, 06/15/2048	2,388,000	2,366,352
EnLink Midstream Partners, LP 5.05%, 04/01/2045	1,095,000	866,348
EQM Midstream Partners, LP 6.50%, 07/15/2048	1,160,000	1,162,496
EQT Corp. 3.00%, 10/01/2022	2,592,000	2,485,454
Exxon Mobil Corp. 3.04%, 03/01/2026	1,627,000	1,553,194
ONEOK Partners, LP 4.90%, 03/15/2025	3,532,000	3,616,831
Petrobras Global Finance BV
6.13%, 01/17/2022	145,000	150,256
6.25%, 03/17/2024	1,750,000	1,770,125
Petroleos Mexicanos
3.50%, 01/30/2023	1,960,000	1,801,240
6.50%, 01/23/2029 (A)	1,832,000	1,753,224
Petroleum Co. of Trinidad & Tobago, Ltd. 9.75%, 08/14/2019 (A)	1,209,000	1,128,602
Ras Laffan Liquefied Natural Gas Co., Ltd. III 6.75%, 09/30/2019 (A) (F)	1,445,000	1,483,293
Sabine Pass Liquefaction LLC
4.20%, 03/15/2028	2,094,000	1,992,505
6.25%, 03/15/2022	2,072,000	2,207,632
Targa Resources Partners, LP / Targa Resources Partners Finance Corp. 5.13%, 02/01/2025	1,000,000	972,500
Western Gas Partners, LP 4.50%, 03/01/2028	852,000	810,972
YPF SA 8.50%, 07/28/2025 (A)	3,492,000	3,307,797

		32,820,838

Paper & Forest Products - 0.1%
Boise Cascade Co. 5.63%, 09/01/2024 (A)	675,000	663,188

Pharmaceuticals - 1.0%
Allergan Finance LLC 3.25%, 10/01/2022	958,000	930,973
Bausch Health Cos., Inc. 5.88%, 05/15/2023 (A)	689,000	657,134
Bayer US Finance II LLC 4.38%, 12/15/2028 (A)	1,527,000	1,475,143
Bayer US Finance LLC 3.00%, 10/08/2021 (A)	778,000	760,357
Perrigo Finance Unlimited Co. 4.38%, 03/15/2026	891,000	860,807

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	$ 1,753,000	$ 1,588,615

		6,273,029

Real Estate Management & Development - 0.3%
Realogy Group LLC / Realogy Co-Issuer Corp. 5.25%, 12/01/2021 (A) (F)	2,000,000	1,965,000

Semiconductors & Semiconductor Equipment - 0.5%
KLA-Tencor Corp. 4.13%, 11/01/2021	1,636,000	1,651,201
QUALCOMM, Inc. 3.25%, 05/20/2027	1,561,000	1,443,605

		3,094,806

Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc. 2.85%, 02/23/2023	2,236,000	2,178,588
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (A)	1,756,000	1,819,653
Seagate HDD Cayman 4.88%, 06/01/2027	900,000	795,455
Western Digital Corp. 4.75%, 02/15/2026	2,235,000	2,064,581

		6,858,277

Tobacco - 0.5%
BAT Capital Corp. 3.56%, 08/15/2027 (A)	1,796,000	1,642,982
Reynolds American, Inc. 7.25%, 06/15/2037	340,000	404,551
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	1,020,000	1,051,521

		3,099,054

Trading Companies & Distributors - 0.5%
Air Lease Corp. 3.50%, 01/15/2022	1,673,000	1,654,179
International Lease Finance Corp. 8.25%, 12/15/2020	1,257,000	1,363,251

		3,017,430

Wireless Telecommunication Services - 0.9%
Crown Castle Towers LLC
3.22%, 05/15/2042 (A)	680,000	669,664
3.72%, 07/15/2043 (A)	160,000	159,502
Sprint Communications, Inc. 9.00%, 11/15/2018 (A)	1,151,000	1,153,302
Sprint Corp.
7.25%, 09/15/2021	1,550,000	1,619,750
7.88%, 09/15/2023	2,250,000	2,401,875

		6,004,093

Total Corporate Debt Securities (Cost $346,186,923)		339,781,863

FOREIGN GOVERNMENT OBLIGATIONS - 1.5%
Argentina - 0.3%
Argentina Republic Government International Bond 7.50%, 04/22/2026	2,076,000	1,811,310

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Costa Rica - 0.2%
Costa Rica Government International Bond 7.00%, 04/04/2044 (A)	$ 1,850,000	$ 1,526,971

Dominican Republic - 0.2%
Dominican Republic International Bond 5.50%, 01/27/2025 (E)	1,122,000	1,106,853

Indonesia - 0.1%
Indonesia Government International Bond 4.75%, 01/08/2026 (A)	780,000	770,872

Lebanon - 0.2%
Lebanon Government International Bond 5.15%, 11/12/2018, MTN (E)	1,600,000	1,597,472

Mexico - 0.0% (H)
Mexico Bonos Series M, 8.50%, 12/13/2018	MXN 5,328,600	262,154

Mongolia - 0.1%
Mongolia Government International Bond 5.63%, 05/01/2023 (A)	$ 470,000	447,445

Oman - 0.2%
Oman Government International Bond 5.63%, 01/17/2028 (A)	1,125,000	1,071,562

Qatar - 0.1%
Qatar Government International Bond 3.88%, 04/23/2023 (A)	357,000	357,785

Saudi Arabia - 0.1%
Saudi Government International Bond 2.38%, 10/26/2021 (A)	560,000	534,901

Total Foreign Government Obligations (Cost $10,348,883)		9,487,325

LOAN ASSIGNMENTS - 1.2%
Commercial Services & Supplies - 0.5%
Spin Holdco, Inc. Term Loan B, 3-Month LIBOR + 3.25%, 5.69% (B), 11/14/2022	3,194,335	3,192,738

Food & Staples Retailing - 0.4%
Albertsons LLC Term Loan B4,
1-Month LIBOR + 2.75%, 5.05% (B), 08/25/2021	309,256	308,628
Term Loan B6,
3-Month LIBOR + 3.00%, 5.31% (B), 06/22/2023	907,063	901,111
Give & Go Prepared Foods Corp. 1st Lien Term Loan, 3-Month LIBOR + 4.25%, 6.64% (B), 07/29/2023	1,266,801	1,113,201

		2,322,940

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Media - 0.3%
PSAV Holdings LLC 1st Lien Term Loan, 3-month LIBOR + 3.25%, 5.57% (B), 03/01/2025	$ 2,042,368	$ 2,039,815

Total Loan Assignments (Cost $7,622,085)		7,555,493

MORTGAGE-BACKED SECURITIES - 13.9%
20 Times Square Trust Series 2018-20TS, Class C, 3.10% (B), 05/15/2035 (A)	2,000,000	1,908,831
Alternative Loan Trust
Series 2005-14, Class 2A1,
1-Month LIBOR + 0.21%, 2.49% (B), 05/25/2035	913,625	869,517
Series 2005-14, Class 4A1,
1-Month LIBOR + 0.22%, 2.50% (B), 05/25/2035	1,739,603	1,546,335
Series 2006-OC1, Class 2A3A,
1-Month LIBOR + 0.32%, 2.60% (B), 03/25/2036	1,842,701	1,694,178
American Home Mortgage Assets Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.13%, 2.41% (B), 03/25/2047	660,118	611,822
Arroyo Mortgage Trust Series 2018-1, Class A1, 3.76% (B), 04/25/2048 (A)	1,687,605	1,684,323
Ashford Hospitality Trust Series 2018-ASHF, Class D, 1-Month LIBOR + 2.10%, 4.38% (B), 04/15/2035 (A)	1,788,000	1,789,665
Banc of America Funding Trust Series 2007-3, Class TA2, 1-Month LIBOR + 0.18%, 2.46% (B), 04/25/2037	387,761	314,351
BB-UBS Trust Series 2012-TFT, Class C, 3.47% (B), 06/05/2030 (A)	2,345,000	2,270,595
BBCMS Mortgage Trust
Series 2017-DELC, Class C,
1-Month LIBOR + 1.20%, 3.48% (B), 08/15/2036 (A)	2,130,000	2,130,013
Series 2017-DELC, Class D,
1-Month LIBOR + 1.70%, 3.98% (B), 08/15/2036 (A)	2,130,000	2,126,008
Series 2018-TALL, Class C,
1-Month LIBOR + 1.12%, 3.40% (B), 03/15/2037 (A)	2,905,000	2,900,427
Series 2018-TALL, Class E,
1-Month LIBOR + 2.44%, 4.72% (B), 03/15/2037 (A)	2,570,000	2,572,558
BHMS Series 2018-ATLS, Class C, 1-Month LIBOR + 1.90%, 4.18% (B), 07/15/2035 (A)	1,965,000	1,964,975

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BX Trust
Series 2017-APPL, Class C,
1-Month LIBOR + 1.40%, 3.68% (B), 07/15/2034 (A)	$ 4,521,867	$ 4,520,404
Series 2017-SLCT, Class C,
1-Month LIBOR + 1.40%, 3.68% (B), 07/15/2034 (A)	4,128,945	4,127,862
BXP Trust Series 2017-CQHP, Class D, 1-Month LIBOR + 2.00%, 4.28% (B), 11/15/2034 (A)	1,825,000	1,817,576
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class B, 3.21%, 04/10/2028 (A)	2,200,000	2,188,330
CGMS Commercial Mortgage Trust Series 2017-MDRB, Class B, 1-Month LIBOR + 1.75%, 4.03% (B), 07/15/2030 (A)	2,200,000	2,196,969
CHL Mortgage Pass-Through Trust
Series 2005-11, Class 4A1,
1-Month LIBOR + 0.27%, 2.55% (B), 04/25/2035	270,704	271,823
Series 2006-3, Class 3A1,
1-Month LIBOR + 0.25%, 2.53% (B), 02/25/2036	395,261	376,115
CHT Mortgage Trust Series 2017-CSMO, Class D, 1-Month LIBOR + 2.25%, 4.53% (B), 11/15/2036 (A)	4,250,000	4,260,570
Citigroup Mortgage Loan Trust Series 2015-A, Class A1, 3.50% (B), 06/25/2058 (A)	247,524	244,689
Citigroup Mortgage Loan Trust, Inc. Series 2014-A, Class A, 4.00% (B), 01/25/2035 (A)	136,249	136,956
CLNS Trust
Series 2017-IKPR, Class C,
1-Month LIBOR + 1.10%, 3.39% (B), 06/11/2032 (A)	1,725,000	1,722,820
Series 2017-IKPR, Class D,
1-Month LIBOR + 2.05%, 4.34% (B), 06/11/2032 (A)	81,000	80,999
COMM Mortgage Trust Series 2014-PAT, Class D, 1-Month LIBOR + 2.15%, 4.43% (B), 08/13/2027 (A)	2,755,000	2,764,650
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class B, 3.80%, 10/05/2030 (A)	1,175,000	1,092,874
CSMC Trust Series 2014-11R, Class 17A1, 1-Month LIBOR + 0.15%, 2.37% (B), 12/27/2036 (A)	1,016,125	967,642
GPT Mortgage Trust Series 2018-GPP, Class C, 1-Month LIBOR + 1.40%, 3.68% (B), 06/15/2035 (A)	1,200,000	1,200,111

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. II Series 2017-SLP, Class B, 3.77%, 10/10/2032 (A)	$ 1,860,000	$ 1,842,340
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (B), 04/10/2031 (A)	2,000,000	1,961,506
GSR Mortgage Loan Trust Series 2007-OA1, Class 2A1, 1-Month LIBOR + 0.13%, 2.41% (B), 05/25/2037	243,665	157,905
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.81% (B), 08/25/2037	969,503	838,550
InTown Hotel Portfolio Trust Series 2018-STAY, Class C, 1-Month LIBOR + 1.25%, 3.53% (B), 01/15/2033 (A)	2,835,000	2,831,384
Jefferies Resecuritization Trust Series 2009-R7, Class 1A1, 4.04% (B), 02/26/2036 (A)	139,955	139,761
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY, Class C, 3.80% (B), 06/10/2027 (A)	2,000,000	1,940,219
Merrill Lynch Mortgage Investors Trust Series 2006-A1, Class 1A1, 4.02% (B), 03/25/2036	1,547,848	1,274,604
Monarch Beach Resort Trust Series 2018-MBR, Class D, 1-Month LIBOR + 1.70%, 3.98% (B), 07/15/2035 (A)	2,225,000	2,225,001
Morgan Stanley Capital I Trust Series 2018-SUN, Class C, 1-Month LIBOR + 1.40%, 3.68% (B), 07/15/2035 (A)	2,015,000	2,012,762
Morgan Stanley Resecuritization Trust Series 2014-R4, Class 4A, 4.34% (B), 11/21/2035 (A)	1,179,046	1,185,613
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 3.68% (B), 08/15/2034 (A)	1,063,363	1,062,687
MSCG Trust
Series 2018-SELF, Class C,
1-Month LIBOR + 1.18%, 3.48% (B), 10/15/2028 (A)	900,000	900,000
Series 2018-SELF, Class D,
1-Month LIBOR + 1.65%, 3.95% (B), 10/15/2028 (A)	1,110,000	1,110,000
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1,
3.75% (B), 11/26/2035 (A)	1,002,542	997,775
Series 2017-1A, Class A1,
4.00% (B), 02/25/2057 (A)	1,213,808	1,216,335
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	1,612,649	1,615,912
Series 2018-2A, Class A1,
4.50% (B), 02/25/2058 (A)	1,162,757	1,181,162

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
RALI Trust
Series 2006-QO1, Class 3A1,
1-Month LIBOR + 0.27%, 2.55% (B), 02/25/2046	$ 4,208,289	$ 3,109,479
Series 2006-QO2, Class A1,
1-Month LIBOR + 0.22%, 2.50% (B), 02/25/2046	105,643	46,248
Series 2007-QH5, Class AI1,
1-Month LIBOR + 0.21%, 2.49% (B), 06/25/2037	291,293	257,391
Residential Asset Securitization Trust Series 2004-A4, Class A11, 5.50%, 08/25/2034	2,265,116	2,318,313
RETL Trust Series 2018-RVP, Class B, 1-Month LIBOR + 1.75%, 4.03% (B), 03/15/2033 (A)	2,063,313	2,063,905
Stonemont Portfolio Trust Series 2017-MONT, Class C, 1-Month LIBOR + 1.25%, 3.53% (B), 08/20/2030 (A)	994,102	994,155
Tharaldson Hotel Portfolio Trust Series 2018-THL, Class C, 1-Month LIBOR + 1.35%, 3.63% (B), 11/11/2034 (A)	1,501,785	1,503,773
VSD LLC 3.60%, 12/25/2043	223,391	223,391
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class C, 1-Month LIBOR + 2.50%, 4.78% (B), 06/15/2029 (A)	1,060,000	1,060,640
Wells Fargo Mortgage-Backed Securities Trust Series 2003-L, Class 1A2, 4.49% (B), 11/25/2033	73,893	75,188

Total Mortgage-Backed Securities (Cost $87,016,344)		88,499,987

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.8%
California - 0.8%
State of California, General Obligation Unlimited
7.30%, 10/01/2039	400,000	543,536
7.95%, 03/01/2036	4,345,000	4,603,136

Total Municipal Government Obligations (Cost $5,147,074)		5,146,672

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.4%
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 08/01/2035	1,019,636	227,301
Federal National Mortgage Association 3.50%, TBA, (I)	15,698,000	15,279,182

Total U.S. Government Agency Obligations (Cost $16,491,971)		15,506,483

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 8.0%
U.S. Treasury - 7.1%
U.S. Treasury Bond
2.25%, 08/15/2046	$ 4,912,000	$ 3,891,801
2.75%, 08/15/2042	2,826,000	2,527,614
3.50%, 02/15/2039	2,184,000	2,243,036
6.25%, 05/15/2030	5,225,000	6,764,538
U.S. Treasury Note
1.50%, 08/15/2026	7,184,000	6,388,428
1.63%, 02/15/2026	1,738,000	1,572,279
2.00%, 11/15/2026	2,718,700	2,503,328
2.25%, 11/15/2027	5,464,800	5,081,624
2.63%, 08/15/2020	4,212,000	4,193,408
2.75%, 02/15/2028	7,639,000	7,392,523
2.88%, 08/15/2028	2,828,000	2,760,945

		45,319,524

U.S. Treasury Inflation-Protected Securities - 0.9%
U.S. Treasury Inflation-Indexed Bond 2.50%, 01/15/2029	5,374,126	6,070,104

Total U.S. Government Obligations (Cost $53,280,386)		51,389,628

	Shares	Value
PREFERRED STOCKS - 1.0%
Banks - 0.4%
CoBank ACB, Series F, Fixed until 10/01/2022, 6.25% (B) (C) (J) (K)	14,300	1,472,900
GMAC Capital Trust I, Series 2, 3-Month LIBOR + 5.79%, 8.10% (B)	44,000	1,155,440

		2,628,340

Diversified Telecommunication Services - 0.6%
Centaur Funding Corp., Series B, 9.08% (A) (C)	3,533	3,797,975

Total Preferred Stocks (Cost $6,800,725)		6,426,315

	Principal	Value
COMMERCIAL PAPER - 0.3%
Capital Markets - 0.1%
Cedar Springs Capital Co. LLC 2.35% (L), 12/07/2018	$ 450,000	448,965

Diversified Financial Services - 0.2%
Atlantic Asset Securitization LLC 2.40% (L), 12/17/2018	700,000	697,898
Barton Capital Corp. 2.31% (L), 11/19/2018	700,000	699,206

		1,397,104

Total Commercial Paper (Cost $1,846,069)		1,846,069

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.2%
U.S. Treasury Bill
2.05% (L), 11/08/2018	$ 1,800,000	$ 1,799,295
2.21% (L), 01/03/2019	805,000	801,951
2.22% (L), 01/03/2019	11,614,000	11,569,794

Total Short-Term U.S. Government Obligations (Cost $14,171,040)		14,171,040

	Shares	Value
OTHER INVESTMENT COMPANY - 1.9%
Securities Lending Collateral - 1.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (L)	12,201,208	12,201,208

Total Other Investment Company (Cost $12,201,208)		12,201,208

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp., 1.25% (L), dated 10/31/2018, to be repurchased at $12,375,945 on 11/01/2018. Collateralized by a U.S. Government Obligation, 2.88%, due 10/15/2021, and with a value of $12,623,515.	$ 12,375,516	12,375,516

Total Repurchase Agreement (Cost $12,375,516)		12,375,516

Total Investments (Cost $666,635,466)		658,984,011
Net Other Assets (Liabilities) - (3.1)%		(19,863,220)

Net Assets - 100.0%		$ 639,120,791

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$94,596,412	$—	$94,596,412
Corporate Debt Securities	—	339,781,863	—	339,781,863
Foreign Government Obligations	—	9,487,325	—	9,487,325
Loan Assignments	—	7,555,493	—	7,555,493
Mortgage-Backed Securities	—	88,499,987	—	88,499,987
Municipal Government Obligations	—	5,146,672	—	5,146,672
U.S. Government Agency Obligations	—	15,506,483	—	15,506,483
U.S. Government Obligations	—	51,389,628	—	51,389,628
Preferred Stocks	1,155,440	3,797,975	1,472,900	6,426,315
Commercial Paper	—	1,846,069	—	1,846,069
Short-Term U.S. Government Obligations	—	14,171,040	—	14,171,040
Other Investment Company	12,201,208	—	—	12,201,208
Repurchase Agreement	—	12,375,516	—	12,375,516

Total Investments	$13,356,648	$644,154,463	$1,472,900	$658,984,011

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Preferred Stocks (K)	$—	$—	$1,472,900	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $278,275,536, representing 43.5% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2018, the total value of securities is $5,470,875, representing 0.9% of the Fund’s net assets.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the total value of Regulation S securities is $5,259,712, representing 0.8% of the Fund’s net assets.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $11,948,034. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2018; the maturity date disclosed is the ultimate maturity date.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2018. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(J)	Security is Level 3 of the fair value hierarchy.
(K)	Transferred from Level 1 to 3 due to the use of a valuation technique which utilizes significant unobservable inputs due to the unavailability of quoted market prices in active markets.
(L)	Rates disclosed reflect the yields at October 31, 2018.
(M)	The Fund recognizes transfers in and out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Level 3 securities were not considered significant to the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

CURRENCY ABBREVIATION:

MXN	Mexican Peso

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Capital Growth

(unaudited)

MARKET ENVIRONMENT

Large-cap growth stocks advanced over the fiscal year ended October 31, 2018, with utilities and consumer discretionary the best-performing sectors in the Russell 1000® Growth Index. Energy and materials were the only sectors to post a decline and hence were the largest relative underperformers. Against this backdrop, our team continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the Fund.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Capital Growth (Class A) returned 16.52%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned 10.71%.

STRATEGY REVIEW

The Fund outperformed its benchmark over this period due to favorable stock selection, which more than offset adverse sector allocations.

Health care was by far the greatest contributor due to our holdings. Dexcom, Inc., a leading maker of continuous glucose monitoring devices that are used by diabetics; Veeva Systems, Inc., Class A, which offers cloud-based sales software solutions to life sciences companies; and Illumina, Inc., a leader in genetic testing and analysis, were the top contributors in the sector and among the top contributors across the Fund. Each company continued to execute well, and benefited from overall positive investor sentiment around new product launches.

Stock selection in communication services and industrials also contributed. Performance in these sectors was led by global communications platform Twitter, Inc., which advanced over the period due to favorable user growth, improving engagement/monetization trends, margin expansion and greater overall traction with various advertising initiatives.

Underweights in consumer discretionary and financials, as well as a lack of exposure in consumer staples, energy and real estate aided relative results, to a lesser extent.

Information technology sector had an overall positive impact on relative performance; however, a number of holdings within the sector were among the largest detractors. Social-messaging platform Snap detracted due to continued weak fundamentals, including weaker-than-expected daily average user growth, and a financial outlook that was below analyst estimates. The position in Snap was eliminated during the third quarter of 2018 to fund other investments that we believed offered superior risk/reward profiles. Latin American e-commerce platform MercadoLibre, Inc. also detracted. Its results also missed expectations due to a change in accounting for revenue recognition as well as continued investment in free-shipping options, which have weighed on profitability but have helped to drive greater gross merchandise value growth.

Materials was the largest detractor due to stock selection. Leading aggregates producers Martin Marietta and Vulcan Materials Company were among the top individual detractors. Shares in these companies sold off on somewhat weaker-than-expected results stemming from a few transitory items including project delays, weaker pricing and poor weather trends in some of their key markets. We sold both in October 2018 to fund other investments that we believed offered better risk/reward profiles.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Dennis P. Lynch

Sam G. Chainani, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Jason C. Yeung, CFA

Co-Portfolio Managers

Morgan Stanley Investment Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	92.1%
Repurchase Agreement	8.8
Other Investment Company	1.2
Over-the-Counter Foreign Exchange Options Purchased	0.2
Net Other Assets (Liabilities)	(2.3)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Capital Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	10.10%	14.08%	15.76%	11/13/2009
Class A (NAV)	16.52%	15.38%	16.50%	11/13/2009
Russell 1000® Growth Index (A)	10.71%	13.43%	14.62%
Class B (POP)	10.84%	14.13%	15.65%	11/13/2009
Class B (NAV)	15.30%	14.25%	15.65%	11/13/2009
Class C (POP)	14.75%	14.56%	15.72%	11/13/2009
Class C (NAV)	15.65%	14.56%	15.72%	11/13/2009
Class I (NAV)	16.77%	15.71%	17.23%	11/30/2009
Class I2 (NAV)	16.90%	15.84%	18.78%	09/30/2011
Class T1 (POP)	13.71%	N/A	22.97%	03/17/2017
Class T1 (NAV)	16.64%	N/A	24.90%	03/17/2017
Advisor Class (NAV)	16.71%	N/A	29.25%	12/16/2016

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 92.1%
Biotechnology - 1.1%
Alnylam Pharmaceuticals, Inc. (A)	94,774	$ 7,622,674
Bluebird Bio, Inc. (A) (B)	14,052	1,611,764
Editas Medicine, Inc. (A) (B)	84,874	2,149,859
Intellia Therapeutics, Inc. (A)	112,584	1,911,676
Intrexon Corp. (A) (B)	186,265	2,153,223

		15,449,196

Entertainment - 9.3%
Activision Blizzard, Inc.	900,444	62,175,658
Netflix, Inc. (A)	63,760	19,241,493
Spotify Technology SA (A)	340,307	50,940,555

		132,357,706

Health Care Equipment & Supplies - 9.4%
DexCom, Inc. (A)	381,587	50,663,306
Intuitive Surgical, Inc. (A)	131,457	68,512,759
LivaNova PLC (A)	123,857	13,870,746

		133,046,811

Health Care Providers & Services - 1.1%
HealthEquity, Inc. (A)	163,759	15,033,076

Health Care Technology - 8.7%
athenahealth, Inc. (A)	307,612	39,232,835
Veeva Systems, Inc., Class A (A)	922,649	84,283,986

		123,516,821

Hotels, Restaurants & Leisure - 5.0%
Starbucks Corp.	1,228,809	71,602,700

Interactive Media & Services - 14.7%
Alphabet, Inc., Class C (A)	44,862	48,306,056
Facebook, Inc., Class A (A)	236,186	35,850,673
IAC/InterActiveCorp (A)	182,610	35,899,300
Twitter, Inc. (A)	2,129,356	73,995,121
Zillow Group, Inc., Class C (A) (B)	374,379	15,072,498

		209,123,648

Internet & Direct Marketing Retail - 10.5%
Amazon.com, Inc. (A)	74,157	118,503,628
Farfetch, Ltd., Class A (A)	355,319	7,298,252
MercadoLibre, Inc.	70,871	22,997,639

		148,799,519

Life Sciences Tools & Services - 5.5%
Illumina, Inc. (A)	250,417	77,917,250

Pharmaceuticals - 0.1%
Nektar Therapeutics (A)	29,309	1,133,672

Road & Rail - 4.8%
Union Pacific Corp.	469,275	68,617,390

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 0.7%
NVIDIA Corp.	48,426	$ 10,209,654

Software - 17.2%
Autodesk, Inc. (A)	275,314	35,584,334
salesforce.com, Inc. (A)	481,458	66,075,296
ServiceNow, Inc. (A)	394,251	71,375,201
Workday, Inc., Class A (A)	529,380	70,418,128

		243,452,959

Textiles, Apparel & Luxury Goods - 4.0%
LVMH Moet Hennessy Louis Vuitton SE	187,171	56,788,698

Total Common Stocks (Cost $1,004,072,349)		1,307,049,100

OTHER INVESTMENT COMPANY - 1.2%
Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (C)	17,317,496	17,317,496

Total Other Investment Company (Cost $17,317,496)		17,317,496

	Principal	Value
REPURCHASE AGREEMENT - 8.8%
Fixed Income Clearing Corp., 1.25% (C), dated 10/31/2018, to be repurchased at $124,738,804 on 11/01/2018. Collateralized by U.S. Government Obligations, 2.00% - 2.88%, due 10/15/2021 - 10/31/2021, and with a total value of $127,233,758.	$ 124,734,473	124,734,473

Total Repurchase Agreement (Cost $124,734,473)		124,734,473

Total Investments Excluding Purchased Options (Cost $1,146,124,318)		1,449,101,069
Total Purchased Options - 0.2% (Cost $4,381,852)		3,431,148

Total Investments (Cost $1,150,506,170)		1,452,532,217
Net Other Assets (Liabilities) - (2.3)%		(32,419,192)

Net Assets - 100.0%		$ 1,420,113,025

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - USD vs. CNH (D)	RBS	USD	7.16	01/18/2019	USD	192,056,432	$833,525	$1,007,528
Call - USD vs. CNH (D)	RBS	USD	7.52	11/02/2018	USD	201,106,604	832,581	201
Call - USD vs. CNH (D)	RBS	USD	7.78	07/03/2019	USD	257,928,035	1,256,734	1,095,420
Call - USD vs. CNH (D)	RBS	USD	8.00	10/21/2019	USD	248,131,293	1,459,012	1,327,999

Total							$4,381,852	$3,431,148

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,250,260,402	$56,788,698	$—	$1,307,049,100
Other Investment Company	17,317,496	—	—	17,317,496
Repurchase Agreement	—	124,734,473	—	124,734,473
Over-the-Counter Foreign Exchange Options Purchased	—	3,431,148	—	3,431,148

Total Investments	$1,267,577,898	$184,954,319	$—	$1,452,532,217

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $16,879,557. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2018.
(D)	Illiquid security. At October 31, 2018, the value of such securities amounted to $3,431,148 or 0.2% of the Fund’s net assets.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

RBS	Royal Bank of Scotland PLC

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Concentrated Growth

(unaudited)

MARKET ENVIRONMENT

The 2018 fiscal year ended with equity markets dropping sharply, reversing much of the trailing 12 months’ gains. Concerns regarding rising interest rates, escalating trade conflicts and divergent global growth weighed on investors in the final week of October 2018. Throughout the period, the U.S. economy remained resilient, delivering strong earnings growth, a healthy employment picture, high consumer confidence and modest inflation. As investors marked the 10th anniversary of the start of the financial crisis, the U.S. Federal Reserve continued to step away from its long-held accommodative policy position, delivering the message that, in its view, the economy was prepared to stand on its own. While positive economic fundamentals continued to outweigh elevated risks, the transition from a liquidity-driven market to a fundamentals-driven market ushered in a period of elevated volatility.

With the backdrop of elevated uncertainty, we believed the Fund was well-positioned given its focus on risk management and our view that the late-period volatility presented an opportunity to invest in best-in-class businesses at attractive prices.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Concentrated Growth (Class I) returned 6.74%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 10.71%.

STRATEGY REVIEW

The Fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation, quality focus and valuation discipline. Our investment philosophy is based on the view that selective investments in diverse growth businesses with superior operating and financial characteristics generate excess returns with below-market risk. We believe risk is systematically mispriced in the market, and that a focus on low volatility in underlying business fundamentals improves the probability of generating attractive returns over time.

Individual detractors were led by Incyte, LKQ Corp. and Albemarle Corp. Weakness in the Fund’s materials holdings was the largest absolute detractor, while selection in consumer discretionary was the largest relative detractor.

At the security level, top contributors for the period were O’Reilly Automotive, Inc., Apple, Inc. and Verisk Analytics, Inc. At the sector level, strong returns from the Fund’s information technology holdings made the largest contribution to absolute returns, while positive selection in industrials made the largest contribution relative to the benchmark.

For the year ended October 31, 2018, the Fund’s largest sector weights were in information technology and health care. Relative to the benchmark, the largest sector overweights were in health care and materials. The largest relative underweights were in communication services and consumer staples.

Nicholas C. Haffenreffer

Portfolio Manager

Torray LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.6%
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	0.1
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Concentrated Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	0.56%	N/A	6.75%	03/01/2014
Class A (NAV)	6.39%	N/A	8.06%	03/01/2014
Class C (POP)	4.72%	N/A	7.31%	03/01/2014
Class C (NAV)	5.71%	N/A	7.31%	03/01/2014
Class I (NAV)	6.74%	9.19%	11.67%	12/31/2010
Russell 1000® Growth Index (A)	10.71%	13.43%	14.04%
Class I2 (NAV)	6.86%	N/A	8.48%	03/01/2014
Class T1 (POP)	3.91%	N/A	8.90%	03/17/2017
Class T1 (NAV)	6.57%	N/A	10.63%	03/17/2017
Advisor Class (NAV)	6.71%	N/A	13.64%	12/16/2016

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Concentrated Growth

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 99.6%
Aerospace & Defense - 3.5%
United Technologies Corp.	53,658	$ 6,664,860

Biotechnology - 3.8%
BioMarin Pharmaceutical, Inc. (A)	77,575	7,150,088

Capital Markets - 4.0%
Charles Schwab Corp.	164,763	7,618,641

Chemicals - 5.6%
Albemarle Corp.	50,295	4,990,270
Sherwin-Williams Co.	13,963	5,494,021

		10,484,291

Distributors - 3.1%
LKQ Corp. (A)	215,918	5,888,084

Electronic Equipment, Instruments & Components - 3.1%
Amphenol Corp., Class A	64,636	5,784,922

Equity Real Estate Investment Trusts - 4.3%
American Tower Corp.	51,676	8,051,637

Health Care Equipment & Supplies - 8.6%
Cooper Cos., Inc.	33,321	8,607,148
Danaher Corp.	75,953	7,549,728

		16,156,876

Health Care Providers & Services - 3.7%
Centene Corp. (A)	53,669	6,994,144

Health Care Technology - 3.0%
Cerner Corp. (A)	97,649	5,593,335

Interactive Media & Services - 5.8%
Alphabet, Inc., Class A (A)	5,757	6,278,469
Facebook, Inc., Class A (A)	30,351	4,606,978

		10,885,447

Internet & Direct Marketing Retail - 2.7%
Amazon.com, Inc. (A)	3,189	5,096,054

IT Services - 11.2%
Accenture PLC, Class A	35,433	5,584,950
Fiserv, Inc. (A)	100,604	7,977,897
Visa, Inc., Class A	55,392	7,635,787

		21,198,634

Life Sciences Tools & Services - 4.1%
Lonza Group AG, ADR	247,457	7,747,879

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 2.2%
EOG Resources, Inc.	39,779	$ 4,190,320

Pharmaceuticals - 2.8%
Roche Holding AG, ADR	174,640	5,302,070

Professional Services - 4.3%
Verisk Analytics, Inc. (A)	67,714	8,114,846

Software - 12.5%
Adobe, Inc. (A)	27,245	6,695,731
Check Point Software Technologies, Ltd. (A)	40,592	4,505,712
Microsoft Corp.	70,730	7,554,672
SS&C Technologies Holdings, Inc.	93,157	4,765,912

		23,522,027

Specialty Retail - 4.0%
O’Reilly Automotive, Inc. (A)	23,813	7,638,020

Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	42,580	9,319,059

Textiles, Apparel & Luxury Goods - 2.4%
NIKE, Inc., Class B	60,120	4,511,405

Total Common Stocks (Cost $137,532,336)		187,912,639

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 1.25% (B), dated 10/31/2018, to be repurchased at $498,427 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $510,448.	$ 498,409	498,409

Total Repurchase Agreement (Cost $498,409)		498,409

Total Investments (Cost $138,030,745)		188,411,048
Net Other Assets (Liabilities) - 0.1%		122,479

Net Assets - 100.0%		$ 188,533,527

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$187,912,639	$—	$—	$187,912,639
Repurchase Agreement	—	498,409	—	498,409

Total Investments	$187,912,639	$498,409	$—	$188,411,048

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Concentrated Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Dividend Focused

(unaudited)

MARKET ENVIRONMENT

Value benchmarks continued to trail both the growth benchmarks and the S&P 500® as technology stocks outperformed over the past year ended October 31, 2018. U.S. stocks decoupled from the rest of the world, as both non-U.S. developed and emerging markets posted lagging returns. Further, bond returns made clear that they were not a safe haven in the wake of the U.S. Federal Reserve’s three interest rate hikes.

Neither has this environment of rising interest rates been the anticipated panacea for financial stocks, which have struggled to gain in the past year, giving back the majority of relative outperformance they had enjoyed since interest rates bottomed more than two years ago. Technology stocks’ performance were dominant until late in the period; the health care and consumer discretionary sectors joined them as outperformers. Conversely, the “bond proxy” sectors of real estate, utilities and consumer staples lagged as rising interest rates prompted investors to look elsewhere.

The market grew increasingly narrow. Three sectors materially outperformed the S&P 500®: technology, consumer discretionary and health care. When markets become this narrow, it often indicates that valuations for certain market favorites have become extreme relative to a basket of less popular (but we consider solid) companies. We witnessed this in the tech bubble of the late 1990s, and we are seeing it again today.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Dividend Focused (Class A) returned -0.20%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned 3.03%.

STRATEGY REVIEW

Our approach to the equity market is based on the underlying philosophy that markets are inefficient. We believe these inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis and constructing concentrated portfolios. We stay fully invested with a conservative orientation based on our belief that superior returns can be achieved while taking below average risks.

The Fund underperformed its benchmark due largely to our overweight and holdings in industrials. Selections in consumer discretionary also detracted; however, our allocation mitigated some of the negative effect. Few technology stocks meet the strategy’s 25-year, dividend-paying history requirement; therefore, our underweight and selection in the sector hurt as did relative selections in health care. The five largest individual detractors were Adient PLC, Stanley Black & Decker, Inc., State Street Corp., DowDuPont, Inc. and Johnson Controls International PLC.

Stock selection in financials, followed by energy were the greatest contributors to relative performance. Our underweight allocation in utilities along with holdings in real estate also benefited performance. The top five individual contributors were XL Group, ConocoPhillips, Pfizer, Inc., Phillips 66 and Merck & Co., Inc.

Brian F. Quinn, CFA

Brad Kinkelaar

Ray Nixon, Jr.

Lewis Ropp

Co-Portfolio Managers

Barrow, Hanley, Mewhinney & Strauss, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Repurchase Agreement	0.8
Other Investment Company	0.5
Net Other Assets (Liabilities)	(0.5)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Dividend Focused

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(5.68)%	6.27%	8.91%	01/04/2013
Class A (NAV)	(0.20)%	7.48%	9.97%	01/04/2013
Russell 1000® Value Index (A)	3.03%	8.61%	11.21%
Class C (POP)	(1.98)%	6.59%	9.07%	01/04/2013
Class C (NAV)	(1.06)%	6.59%	9.07%	01/04/2013
Class I (NAV)	0.06%	7.67%	10.16%	01/04/2013
Class I2 (NAV)	0.08%	7.78%	10.26%	01/04/2013
Class R6 (NAV)	0.08%	N/A	6.17%	05/29/2015
Class T1 (POP)	(2.67)%	N/A	1.68%	03/17/2017
Class T1 (NAV)	(0.15)%	N/A	3.25%	03/17/2017
Advisor Class (NAV)	(0.09)%	N/A	5.24%	12/16/2016

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Focused funds are less diversified than other mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases the risks associated with investing in the Fund. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued is actually appropriately priced. ADRs involve the same risk as foreign securities including currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets. Dividend income may vary depending on market performance and is not guaranteed. A company’s future ability to pay dividends may be limited.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense - 3.3%
United Technologies Corp.	155,988	$ 19,375,270

Airlines - 1.8%
Southwest Airlines Co.	214,323	10,523,259

Auto Components - 0.8%
Adient PLC (A)	152,798	4,648,115

Banks - 14.4%
Bank of America Corp.	679,425	18,684,187
JPMorgan Chase & Co.	213,031	23,224,640
US Bancorp	384,218	20,083,075
Wells Fargo & Co.	447,526	23,821,809

		85,813,711

Building Products - 2.8%
Johnson Controls International PLC	528,638	16,900,557

Capital Markets - 2.8%
State Street Corp.	241,081	16,574,319

Chemicals - 5.5%
DowDuPont, Inc.	337,548	18,200,588
Linde PLC	87,636	14,501,129

		32,701,717

Consumer Finance - 3.6%
American Express Co.	206,064	21,168,955

Diversified Telecommunication Services - 5.7%
AT&T, Inc.	430,737	13,215,011
Verizon Communications, Inc.	362,545	20,697,694

		33,912,705

Electric Utilities - 6.6%
Entergy Corp.	232,127	19,487,062
Exelon Corp.	446,999	19,583,026

		39,070,088

Energy Equipment & Services - 2.5%
Schlumberger, Ltd.	295,152	15,144,249

Equity Real Estate Investment Trusts - 2.5%
HCP, Inc.	549,460	15,137,623

Food & Staples Retailing - 1.6%
Walmart, Inc.	97,909	9,818,315

Food Products - 1.4%
Tyson Foods, Inc., Class A	138,900	8,322,888

Health Care Providers & Services - 4.8%
Cardinal Health, Inc.	177,952	9,004,371
CVS Health Corp.	266,249	19,273,765

		28,278,136

Household Durables - 1.0%
Whirlpool Corp.	53,499	5,872,050

Industrial Conglomerates - 2.6%
General Electric Co.	1,520,966	15,361,757

Insurance - 1.9%
Loews Corp.	244,922	11,403,568

IT Services - 1.7%
International Business Machines Corp.	86,825	10,022,210

Machinery - 2.2%
Stanley Black & Decker, Inc.	114,524	13,344,336

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 12.7%
BP PLC, ADR	229,021	$ 9,932,641
Chevron Corp.	122,100	13,632,465
ConocoPhillips	280,957	19,638,894
Occidental Petroleum Corp.	219,829	14,743,931
Phillips 66	172,093	17,694,602

		75,642,533

Pharmaceuticals - 11.2%
Johnson & Johnson	103,561	14,497,504
Merck & Co., Inc.	237,914	17,512,850
Pfizer, Inc.	494,674	21,300,662
Sanofi, ADR	295,980	13,236,226

		66,547,242

Tobacco - 5.8%
Altria Group, Inc.	262,537	17,075,406
Philip Morris International, Inc.	198,453	17,477,756

		34,553,162

Total Common Stocks (Cost $516,383,385)		590,136,765

OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (B)	3,206,531	3,206,531

Total Other Investment Company (Cost $3,206,531)		3,206,531

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 1.25% (B), dated 10/31/2018, to be repurchased at $4,609,314 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $4,703,757.	$ 4,609,154	4,609,154

Total Repurchase Agreement (Cost $4,609,154)		4,609,154

Total Investments (Cost $524,199,070)		597,952,450
Net Other Assets (Liabilities) - (0.5)%		(3,057,736)

Net Assets - 100.0%		$ 594,894,714

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$590,136,765	$—	$—	$590,136,765
Other Investment Company	3,206,531	—	—	3,206,531
Repurchase Agreement	—	4,609,154	—	4,609,154

Total Investments	$593,343,296	$4,609,154	$—	$597,952,450

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $3,121,366. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Dynamic Allocation

(unaudited)

MARKET ENVIRONMENT

Across asset classes, markets proved to be challenging over the course of the past 12-month period ended on October 31, 2018. After a prolonged period of steady upward momentum in risk assets during 2017, volatility returned in 2018 marked by two key episodes.

The first occurred in early February. Following strong wage gains data, many market participants reevaluated their inflation expectations on the belief that inflation would increase faster than previously thought. This belief implied that the U.S. Federal Reserve would accelerate its pace of hiking interest rates, which could be unfavorable for risk assets and potentially slow down economic growth. In response, the CBOE Volatility Index spiked to levels not seen since 2015 and the S&P 500® declined by almost nine percent before rebounding and recovering most losses by the end of the month. Furthermore, fixed income assets sold off in rates, credit, municipals and structured products.

The second bout of significant volatility occurred in October. After a relatively calm and constructive summer, risk sentiment suddenly turned, and markets sold off across the board in the U.S. and abroad. Uncertainty surrounding trade tensions, growth and solvency in emerging markets and the outcome of the U.S. midterm elections were primary catalysts. Across equities, the S&P 500® fell -6.84%, and abroad, equities in the MSCI World Index declined -7.32% and -8.70% in the MSCI Emerging Markets Index. Within fixed income, indices also decreased broadly in the U.S., with the Bloomberg Barclays Global Aggregate Bond Index fell -1.12%.

In our view, the economic outlook in the U.S. continued to remain on solid footing. However, a divergence in global growth continues, which could weigh on investors going forward. This combined with continued trade, emerging market, and political uncertainty led us to remain neutral to cautiously optimistic on risk assets.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Dynamic Allocation (Class A) returned 1.17%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Russell 3000® Index and the Transamerica Dynamic Allocation Blended Benchmark, returned 6.60%, and 2.29%, respectively.

STRATEGY REVIEW

The Fund invests primarily in exchange traded funds (“ETFs”) that are designed to track various equity and fixed income indices. In addition, we use a combination of risk management strategies that are designed to protect the Fund from experiencing significant losses in the event of a major decline in asset values, while allowing it to participate during trending bull markets. In sideways or fluctuating markets, the strategy tends to underperform.

One of these strategies, Dynamic Risk Management, involves systematically raising the allocation to cash in response to rising volatility and declines in the value of the Fund’s net asset value. This strategy seeks to protect the investor from extended and severe market drawdowns. Over the period this mechanism was not used due to generally low market volatility.

The other strategy, Event Risk Management, involves the continuous use of put options on the S&P 500®, to provide additional protection against a sudden market decline. This strategy tends to help relative performance in periods when the stock market is falling (since put options tend to rise in price when the underlying index is falling), but detracts from relative performance when the stock market is flat or rising.

The Fund underperformed its benchmark primarily due to Event Risk Management. Manager selection effects were also slightly negative in international equities. The relative impact of asset allocation effects was mostly muted. The relative impacts of the underlying ETF holdings and allocations added value primarily from style selection, or sub-asset class effect, in international fixed income.

Among the underlying ETF holdings, performance was positive in four of the six ETF holdings. The iShares Russell 1000 Growth ETF was the best performer, followed by the iShares Russell 1000 Value ETF. The put options from the Event Risk Management strategy detracted, as the S&P 500® rose during the period.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	56.5%
Other Investment Company	28.2
U.S. Fixed Income Fund	14.2
International Fixed Income Fund	14.2
Repurchase Agreement	9.6
International Equity Fund	9.4
Exchange-Traded Options Purchased	0.9
Net Other Assets (Liabilities)	(33.0)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Dynamic Allocation

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(4.43)%	2.92%	5.13%	10/31/2012
Class A (NAV)	1.17%	4.09%	6.12%	10/31/2012
Russell 3000® Index (A)	6.60%	10.81%	13.67%
Transamerica Dynamic Allocation Blended Benchmark (B) (C) (D) (E) (F) (G)	2.29%	6.73%	8.66%
Class C (POP)	(0.60)%	3.31%	5.33%	10/31/2012
Class C (NAV)	0.40%	3.31%	5.33%	10/31/2012
Class I (NAV)	1.45%	4.35%	6.40%	10/31/2012
Class T1 (POP)	(1.32)%	N/A	3.06%	03/17/2017
Class T1 (NAV)	1.19%	N/A	4.66%	03/17/2017

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Transamerica Dynamic Allocation Blended Benchmark is composed of the following benchmarks: 50% Russell 1000® Index; 15% Bloomberg Barclays Global Aggregate Index ex-U.S.; 15% Bloomberg Barclays US Aggregate Bond Index; 10% MSCI ACWI ex-U.S. Index; and 10% Russell 2000® Index.

(C) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The Bloomberg Barclays Global Aggregate Index ex-U.S. is a multi-currency benchmark that includes fixed-rate Treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers, excluding the U.S.

(E) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(F) The MSCI ACWI ex-U.S. Index captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

(G) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset Allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of a ETFs share may be above or below the shares’ net asset value; and an active trading market for an ETF share may not develop or be maintained. The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments and the relatively small size and less liquidity of these markets. Fixed income investing is subject to credit risk, inflation risk and interest rate risk.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Dynamic Allocation

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 94.3%
International Equity Fund - 9.4%
iShares MSCI EAFE ETF	29,410	$ 1,836,948

International Fixed Income Fund - 14.2%
Vanguard Total International Bond ETF (A)	50,670	2,763,035

U.S. Equity Funds - 56.5%
iShares Russell 1000 Growth ETF (A)	32,352	4,596,572
iShares Russell 1000 Value ETF	38,262	4,594,884
iShares Russell 2000 ETF	12,201	1,830,516

		11,021,972

U.S. Fixed Income Fund - 14.2%
iShares Core U.S. Aggregate Bond ETF (A)	26,430	2,764,314

Total Exchange-Traded Funds (Cost $15,704,631)		18,386,269

OTHER INVESTMENT COMPANY - 28.2%
Securities Lending Collateral - 28.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (B)	5,502,628	5,502,628

Total Other Investment Company (Cost $5,502,628)		5,502,628

Principal	Value
REPURCHASE AGREEMENT - 9.6%

Fixed Income Clearing Corp., 1.25% (B), dated 10/31/2018, to be repurchased at $1,869,807 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $1,908,218.

$ 1,869,742	$ 1,869,742

Total Repurchase Agreement (Cost $1,869,742)	1,869,742

Total Investments Excluding Purchased Options (Cost $23,077,001)	25,758,639
Total Purchased Options - 0.9% (Cost $135,781)	182,723

Total Investments (Cost $23,212,782)	25,941,362
Net Other Assets (Liabilities) - (33.0)%	(6,441,667)

Net Assets - 100.0%	$ 19,499,695

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500®	USD	2,250.00	12/20/2019	USD	813,522	3	$18,549	$20,520
Put - S&P 500®	USD	2,300.00	12/20/2019	USD	271,174	1	6,491	7,860
Put - S&P 500®	USD	2,325.00	12/20/2019	USD	271,174	1	7,753	8,123
Put - S&P 500®	USD	2,350.00	12/20/2019	USD	542,348	2	12,752	16,620
Put - S&P 500®	USD	2,400.00	12/20/2019	USD	1,627,044	6	41,098	55,020
Put - S&P 500®	USD	2,500.00	12/20/2019	USD	542,348	2	15,406	22,280
Put - S&P 500®	USD	2,550.00	12/20/2019	USD	1,084,696	4	33,732	52,300

Total							$135,781	$182,723

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$18,386,269	$—	$—	$18,386,269
Other Investment Company	5,502,628	—	—	5,502,628
Repurchase Agreement	—	1,869,742	—	1,869,742
Exchange-Traded Options Purchased	182,723	—	—	182,723

Total Investments	$24,071,620	$1,869,742	$—	$25,941,362

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,387,020. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Dynamic Income

(unaudited)

MARKET ENVIRONMENT

Across asset classes, markets proved to be challenging over the course of the past 12-month period ended on October 31, 2018. After a prolonged period of steady upward momentum in risk assets during 2017, volatility returned in 2018 marked by two key episodes.

The first occurred in early February. Following strong wage gains data, many market participants reevaluated their inflation expectations on the belief that inflation would increase faster than previously thought. This belief implied that the U.S. Federal Reserve would accelerate its pace of hiking interest rates, which could be unfavorable for risk assets and potentially slow down economic growth. In response, the CBOE Volatility Index spiked to levels not seen since 2015 and the S&P 500® declined by almost nine percent before rebounding and recovering most losses by the end of the month. Furthermore, fixed income assets sold off in rates, credit, municipals and structured products.

The second bout of significant volatility occurred in October. After a relatively calm and constructive summer, risk sentiment suddenly turned, and markets sold off across the board in the U.S. and abroad. Uncertainty surrounding trade tensions, growth and solvency in emerging markets and the outcome of the U.S. midterm elections were primary catalysts. For the month of October 2018, across equities the S&P 500® fell -6.84%, and abroad, equities in the MSCI World Index declined -7.32% and -8.70% in the MSCI Emerging Markets Index. Within fixed income, indices also decreased broadly in the U.S., with the Bloomberg Barclays Global Aggregate Bond Index falling -1.12%.

In our view, the economic outlook in the U.S. continued to remain on solid footing. However, a divergence in global growth continues, which could weigh on investors going forward. This combined with continued trade, emerging market, and political uncertainty led us to remain neutral to cautiously optimistic on risk assets.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Dynamic Income (Class A) returned -2.38%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the iBoxx $ Liquid High Yield Index and the Transamerica Dynamic Income Blended Benchmark, returned 0.97% and 2.04%, respectively.

STRATEGY REVIEW

The Fund, which is designed to generate income at a balanced risk level over a full market cycle, seeks income across diversified sources, while balancing exposure to multiple risk factors. Over the short term, these risk factors can be correlated, but we believe that over a full market cycle having a broad exposure to different risk factors may help mitigate the investor’s drawdown risk.

Relative to its benchmark, the Fund underperformed primarily due to style, chiefly in equities, as the yield objective led to allocations in non-benchmark tracking asset classes. High dividend-yielding stocks significantly underperformed standard equity indices. The Fund met its income objective with a 12-month trailing yield of 4.81% as of October 31, 2018.

All but two of the underlying exchange traded funds (“ETFs”) had negative returns. Top performers were the SPDR Bloomberg Barclays Short Term High Yield Bond ETF and the Global X SuperDividend US ETF. The laggards were the iShares Barclays 20+ Year Treasury Bond ETF and the Vanguard Long Term Bond ETF.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Fund	46.9%
U.S. Equity Fund	23.5
International Fixed Income Fund	22.5
Other Investment Company	10.1
U.S. Mixed Allocation Fund	7.0
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(10.4)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Dynamic Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(7.01)%	1.11%	2.55%	10/31/2011
Class A (NAV)	(2.38)%	2.11%	3.27%	10/31/2011
iBoxx $ Liquid High Yield Index (A)	0.97%	3.91%	5.53%
Transamerica Dynamic Income Blended Benchmark (A) (B) (C) (D)	2.04%	5.56%	6.90%
Class C (POP)	(4.00)%	1.35%	2.50%	10/31/2011
Class C (NAV)	(3.07)%	1.35%	2.50%	10/31/2011
Class I (NAV)	(2.04)%	2.37%	3.52%	10/31/2011
Class T1 (POP)	(4.69)%	N/A	(1.22)%	03/17/2017
Class T1 (NAV)	(2.28)%	N/A	0.31%	03/17/2017
Advisor Class (NAV)	(2.05)%	N/A	0.29%	03/03/2017

(A) The iBoxx $ Liquid High Yield Index is comprised of U.S. dollar-denominated high yield liquid corporate bonds.

(B) The Transamerica Dynamic Income Blended Benchmark is composed of the following benchmarks: 40% iBoxx $ Liquid High Yield Index, 30% Bloomberg Barclays US Aggregate Bond Index, and 30% S&P 500®.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset Allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s share may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained. Foreign and emerging market investments involve risks not associated with U.S. markets, such as currency fluctuation, adverse social and political developments and the relatively small size and lesser liquidity of the markets. Fixed income investing is subject to credit risk and interest rate risk. Investments in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases.

Transamerica Funds	Annual Report 2018

Transamerica Dynamic Income

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 76.2%
International Fixed Income Funds - 11.0%
iShares Emerging Markets High Yield Bond ETF (A)	141,492	$ 6,406,758
VanEck Vectors Emerging Markets High Yield Bond ETF (A)	783,281	17,835,308

		24,242,066

U.S. Equity Fund - 19.5%
Global SuperDividend US ETF (A)	1,761,084	43,146,558

U.S. Fixed Income Funds - 45.7%
iShares 20+ Year Treasury Bond ETF	118,869	13,501,141
iShares MBS ETF (A)	67,300	6,897,577
SPDR Bloomberg Barclays Short Term High Yield Bond ETF (A)	1,600,953	43,321,788
Vanguard Long-Term Bond ETF (A)	439,679	37,082,527

		100,803,033

Total Exchange-Traded Funds (Cost $178,648,372)		168,191,657

INVESTMENT COMPANIES - 23.7%
International Fixed Income Fund - 11.5%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	788,443	25,435,155

U.S. Equity Fund - 4.0%
Invesco S&P 500 High Dividend	221,006	8,895,492

U.S. Fixed Income Fund - 1.2%
iShares Core 10+ Year USD Bond ETF	45,814	2,631,767

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Mixed Allocation Fund - 7.0%
Global X MLP ETF (A)	1,740,217	$ 15,366,116

Total Investment Companies (Cost $57,517,520)		52,328,530

OTHER INVESTMENT COMPANY - 10.1%
Securities Lending Collateral - 10.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (B)	22,251,612	22,251,612

Total Other Investment Company (Cost $22,251,612)		22,251,612

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 1.25% (B), dated 10/31/2018, to be repurchased at $850,118 on 11/01/2018. Collateralized by a U.S. Government Obligation, 2.13%, due 08/15/2021, and with a value of $870,744.	$ 850,088	850,088

Total Repurchase Agreement (Cost $850,088)		850,088

Total Investments (Cost $259,267,592)		243,621,887
Net Other Assets (Liabilities) - (10.4)%		(22,992,548)

Net Assets - 100.0%		$ 220,629,339

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$168,191,657	$—	$—	$168,191,657
Investment Companies	52,328,530	—	—	52,328,530
Other Investment Company	22,251,612	—	—	22,251,612
Repurchase Agreement	—	850,088	—	850,088

Total Investments	$242,771,799	$850,088	$—	$243,621,887

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $21,584,365. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Emerging Markets Debt

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended on October 31st, 2018, has been a tough time for emerging market assets with the majority of underperformance coming in the second quarter of 2018. The end of 2017 saw many participants excited about the prospects for a better global growth outlook and hopes that the Trump administration could moderate its stance on global trade. Instead, we saw a delinking of global growth led by idiosyncratic stories in emerging markets, U.S. dollar strength, worries around China being able to stimulate the way it has in the past, and weaker European data, partly on the strength of oil. The Trump administration settled on a new form of North American Free Trade Agreement, but doubled down on its efforts to change the current U.S.-China trade relationship. Emerging market spreads widened, markets worried about the availability of financing, and the most vulnerable emerging market economies like Argentina and Turkey suffered dramatically. Interestingly, at the corporate level, leverage has remained steady to slightly lower and we have seen better balance sheet management despite the macro worries and continued strength of the U.S. dollar.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Emerging Markets Debt (Class A) returned -6.65%, excluding any sales charges. By comparison, its benchmark, the J.P. Morgan Emerging Markets Bond Index Global, returned -5.27%.

STRATEGY REVIEW

The portfolio underperformed its benchmark during the past year. Local currency assets were the biggest detractor for the fund over the past twelve months with South Africa and Turkey being the two worst contributors. In Turkey, much of the currency exposure was hedged and the portfolio was underweight sovereign bond duration on the hard currency side which helped offset some of the drag from local bonds, but it was not enough to fully sterilize a move to the downside. South Africa followed a similar but less dramatic pattern with sentiment eroding regarding global growth and countries with dual deficits.

Many of the themes from the past twelve months reversed themselves in 2018. Down in quality issues underperformed higher quality debt. Oil price recovery helped some economies, but dollar movement was more important to total returns. Continued trade tensions with China further fueled the dollar strength, weighing on base metals and impacting some of the more global growth sensitive assets. Exposure to high yield U.S. dollar sovereigns, which are more reliant on capital market access as well as investor sentiment, hurt returns as the strategy held large positions in several countries, including Argentinian sovereign debt. On the opposite side, oil based assets performed well with Middle Eastern spreads outperforming and even names like Angola generating positive returns.

Hard currency returns were driven by idiosyncratic stories on both the corporate and sovereign side. Corporates were the best performing asset class during the year, with the portfolio’s continued focus on either high quality export based companies or places where management was actively reducing leverage. Brazilian corporates were the poster child for reducing leverage with some high quality holdings continuing to deliver on their promise to aggressively de-lever. Even some high yield issuers were selling assets and paying down debt. As an asset class, corporate exposure in the Fund detracted modestly, but outperformed the other assets handily. Sovereigns were a question of vulnerability, the best performers were the countries with solid balance sheets, such as Saudi Arabia and Qatar in the gulf region, and the more vulnerable, like Argentina, offsetting the strength in high quality.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Todd Howard, CFA

Scott Moses, CFA

Co-Portfolio Managers

Logan Circle Partners

Fund Characteristics	Years
Average Maturity §	8.50
Duration †	4.55

Credit Quality ‡	Percentage of Net Assets
AAA	5.0%
AA	1.7
A	9.9
BBB	23.8
BB	19.2
B	28.8
CCC and Below	5.9
Not Rated	12.2
Net Other Assets (Liabilities)^	(6.5)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2018

Transamerica Emerging Markets Debt

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(11.06)%	1.27%	3.62%	08/31/2011
Class A (NAV)	(6.65)%	2.26%	4.33%	08/31/2011
J.P. Morgan Emerging Markets Bond Index Global (A)	(5.27)%	3.61%	4.40%
Class C (POP)	(8.27)%	1.55%	3.60%	08/31/2011
Class C (NAV)	(7.36)%	1.55%	3.60%	08/31/2011
Class I (NAV)	(6.36)%	2.62%	4.68%	08/31/2011
Class I2 (NAV)	(6.21)%	2.71%	4.77%	08/31/2011
Class R6 (NAV)	(6.30)%	N/A	3.08%	05/29/2015
Class T1 (POP)	(8.83)%	N/A	(1.71)%	03/17/2017
Class T1 (NAV)	(6.51)%	N/A	(0.19)%	03/17/2017
Advisor Class (NAV)	(6.43)%	N/A	2.88%	12/16/2016

(A) The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments, and the relativity small size and less liquidity of these markets. Debt investing is subject to credit risk and interest rate risk. Credit risks is the risk that the issuer of a bond won’t meet their payments and Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Funds	Annual Report 2018

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES - 37.3%
Argentina - 1.8%
Pampa Energia SA
7.38%, 07/21/2023 (A)	$ 2,713,000	$ 2,505,998
7.50%, 01/24/2027 (A)	3,610,000	3,158,750
YPF SA
8.50%, 03/23/2021 (A)	3,130,000	3,159,735
8.75%, 04/04/2024 (A)	3,665,000	3,610,025

		12,434,508

Austria - 1.7%
ESAL GmbH 6.25%, 02/05/2023 (A) (B)	2,900,000	2,845,625
JBS Investments II GmbH 7.00%, 01/15/2026 (A) (B)	1,975,000	1,950,313
Suzano Austria GMBH 6.00%, 01/15/2029 (A)	3,575,000	3,642,031
Suzano Austria GmbH 7.00%, 03/16/2047 (A)	2,973,000	3,100,839

		11,538,808

Bahrain - 1.0%
Oil & Gas Holding Co.
7.63%, 11/07/2024 (A)	3,700,000	3,651,148
8.38%, 11/07/2028 (A)	2,745,000	2,745,000

		6,396,148

Bermuda - 1.1%
Digicel Group, Ltd.
7.13%, 04/01/2022 (A) (B)	5,743,000	3,582,254
8.25%, 09/30/2020 (A)	5,485,000	3,921,830

		7,504,084

Brazil - 0.6%
Samarco Mineracao SA
4.13%, 11/01/2022 (A) (C)	1,975,000	1,471,395
5.38%, 09/26/2024 (A) (C)	800,000	617,000
5.75%, 10/24/2023 (A) (C)	2,105,000	1,620,850

		3,709,245

Canada - 1.3%
First Quantum Minerals, Ltd. 6.88%, 03/01/2026 (A) (B)	3,615,000	3,126,975
Frontera Energy Corp. 9.70%, 06/25/2023 (A)	2,875,000	3,041,750
Vale Canada, Ltd. 7.20%, 09/15/2032	2,220,000	2,428,680

		8,597,405

Cayman Islands - 1.6%
Comunicaciones Celulares SA Via Comcel Trust 6.88%, 02/06/2024 (A) (B)	3,400,000	3,477,775
Odebrecht Drilling Norbe VIII / IX, Ltd. 6.35%, 12/01/2021 (D)	2,784,375	2,735,676
Sands China, Ltd. 5.40%, 08/08/2028 (A)	1,645,000	1,572,022
Vale Overseas, Ltd. 6.88%, 11/10/2039	2,765,000	3,100,947

		10,886,420

Chile - 0.7%
Empresa Nacional del Petroleo 5.25%, 11/06/2029 (A)	4,650,000	4,638,189

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Colombia - 0.3%
Transportadora de Gas Internacional SA ESP 5.55%, 11/01/2028 (A) (E)	$ 2,150,000	$ 2,160,965

Dominican Republic - 0.5%
Aeropuertos Dominicanos Siglo XXI SA 6.75%, 03/30/2029 (A)	3,255,000	3,246,863

Ecuador - 1.4%
Petroamazonas EP 4.63%, 02/16/2020 - 11/06/2020 (A)	10,040,000	9,633,889

Indonesia - 0.6%
Pelabuhan Indonesia II PT 5.38%, 05/05/2045 (A)	3,765,000	3,303,788
Perusahaan Listrik Negara PT 6.25%, 01/25/2049 (A) (B)	745,000	730,572

		4,034,360

Ireland - 0.8%
C&W Senior Financing DAC
6.88%, 09/15/2027 (A)	2,295,000	2,185,988
7.50%, 10/15/2026 (A)	3,315,000	3,323,287

		5,509,275

Israel - 0.3%
Israel Chemicals, Ltd. 6.38%, 05/31/2038 (D)	2,335,000	2,316,554

Kazakhstan - 0.4%
KazMunayGas National Co. JSC 6.38%, 10/24/2048 (A)	2,550,000	2,587,215

Luxembourg - 4.1%
Altice Luxembourg SA 7.63%, 02/15/2025 (A) (B)	6,050,000	5,157,625
Atento Luxco 1 SA 6.13%, 08/10/2022 (A)	3,250,000	3,185,000
CSN Resources SA
6.50%, 07/21/2020 (B) (D)	7,500,000	7,291,425
6.50%, 07/21/2020 (A) (B)	2,610,000	2,537,416
Millicom International Cellular SA 6.63%, 10/15/2026 (A)	3,375,000	3,408,750
Minerva Luxembourg SA 5.88%, 01/19/2028 (A)	4,500,000	3,891,150
Rumo Luxembourg Sarl 5.88%, 01/18/2025 (A)	2,415,000	2,297,293

		27,768,659

Mexico - 4.4%
Banco Mercantil del Norte SA Fixed until 01/06/2028, 7.63% (F), 01/10/2028 (A) (G)	4,585,000	4,481,883
Cometa Energia SA de CV 6.38%, 04/24/2035 (A)	2,768,535	2,674,543
Grupo Bimbo SAB de CV Fixed until 04/17/2023 (G), 5.95% (A) (F)	4,260,000	4,212,288
Mexico City Airport Trust
5.50%, 10/31/2046 (A)	1,155,000	919,380
5.50%, 07/31/2047 (A) (B)	4,830,000	3,864,000
Petroleos Mexicanos
5.35%, 02/12/2028 (A)	1,251,000	1,114,516
6.35%, 02/12/2048 (A)	7,755,000	6,435,099

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Mexico (continued)
Petroleos Mexicanos (continued)
6.50%, 01/23/2029 (A)	$ 4,630,000	$ 4,430,910
8.63%, 02/01/2022	1,450,000	1,616,765

		29,749,384

Netherlands - 2.8%
Braskem Netherlands Finance BV 4.50%, 01/10/2028 (A)	4,930,000	4,579,970
IHS Netherlands Holdco BV 9.50%, 10/27/2021 (A)	2,525,000	2,540,875
Minejesa Capital BV 4.63%, 08/10/2030 (A)	4,165,000	3,664,950
Petrobras Global Finance BV
5.30%, 01/27/2025	1,655,000	1,578,456
5.75%, 02/01/2029	4,555,000	4,203,582
SABIC Capital II BV 4.50%, 10/10/2028 (A) (B)	2,400,000	2,351,040

		18,918,873

Nigeria - 0.6%
SEPLAT Petroleum Development Co. PLC 9.25%, 04/01/2023 (A)	4,276,000	4,330,305

Northern Mariana Islands - 0.8%
MTN Mauritius Investments, Ltd.
5.37%, 02/13/2022 (A)	700,000	672,280
6.50%, 10/13/2026 (A) (B)	4,960,000	4,783,920

		5,456,200

Paraguay - 0.5%
Telefonica Celular del Paraguay SA 6.75%, 12/13/2022 (A)	3,055,000	3,101,100

Singapore - 0.4%
Medco Platinum Road Pte, Ltd. 6.75%, 01/30/2025 (A)	2,760,000	2,518,003

Spain - 0.5%
AI Candelaria Spain SLU 7.50%, 12/15/2028 (A)	3,690,000	3,630,222

Turkey - 3.1%
QNB Finansbank AS 4.88%, 05/19/2022 (A) (B)	8,325,000	7,688,620
Turkcell Iletisim Hizmetleri AS 5.80%, 04/11/2028 (A) (B)	5,000,000	4,323,400
Turkiye Is Bankasi AS 6.13%, 04/25/2024 (A)	6,335,000	5,242,909
Turkiye Vakiflar Bankasi TAO 5.75%, 01/30/2023 (A)	4,300,000	3,704,519

		20,959,448

United Arab Emirates - 1.2%
Acwa Power Management And Investments One, Ltd. 5.95%, 12/15/2039 (A)	4,060,000	3,836,221
DP World, Ltd. 5.63%, 09/25/2048 (A)	1,645,000	1,553,867
Oztel Holdings SPC, Ltd. 6.63%, 04/24/2028 (A)	2,400,000	2,351,520

		7,741,608

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United Kingdom - 1.5%
MARB BondCo PLC 6.88%, 01/19/2025 (A)	$ 2,755,000	$ 2,588,873
Tullow Oil PLC 7.00%, 03/01/2025 (A) (B)	3,900,000	3,822,390
Vedanta Resources PLC 6.13%, 08/09/2024 (A)	4,455,000	3,930,843

		10,342,106

United States - 1.8%
Braskem America Finance Co. 7.13%, 07/22/2041 (A)	3,650,000	4,056,062
Freeport-McMoRan, Inc. 5.45%, 03/15/2043	3,350,000	2,839,125
SASOL Financing USA LLC 6.50%, 09/27/2028	5,270,000	5,333,677

		12,228,864

Venezuela - 0.7%
Petroleos de Venezuela SA
5.50%, 04/12/2037 (D)	7,280,000	1,310,400
6.00%, 11/15/2026 (D) (H)	8,800,000	1,518,000
8.50%, 10/27/2020 (D) (H)	1,945,000	1,813,712

		4,642,112

Virgin Islands, British - 0.8%
GTL Trade Finance, Inc. 7.25%, 04/16/2044 (A)	5,075,000	5,278,051

Total Corporate Debt Securities (Cost $263,110,669)		251,858,863

FOREIGN GOVERNMENT OBLIGATIONS - 58.3%
Angola - 1.5%
Angola Government International Bond
8.25%, 05/09/2028 (A) (B)	6,350,000	6,343,587
9.38%, 05/08/2048 (A)	2,750,000	2,763,970
Republic of Angola Via Northern Lights III BV 7.00%, 08/17/2019 (D)	1,193,750	1,198,155

		10,305,712

Argentina - 5.9%
Argentina Republic Government International Bond
2.50% (I), 12/31/2038	7,035,000	3,918,495
4.63%, 01/11/2023	6,925,000	5,851,625
5.63%, 01/26/2022	2,290,000	2,055,275
6.25%, 04/22/2019	3,725,000	3,745,487
6.63%, 07/06/2028 (B)	5,420,000	4,300,824
6.88%, 04/22/2021	1,845,000	1,764,743
7.13%, 07/06/2036	4,580,000	3,483,136
7.63%, 04/22/2046	4,000,000	3,130,000
Argentina Republic Government International Bond, Interest Only STRIPS 5.00% Argentina GDP growth over base of 3.00%, 0.00% (F) (J), 12/15/2035	19,120,000	630,960
Provincia de Buenos Aires
5.75%, 06/15/2019 (D)	3,675,000	3,651,848
6.50%, 02/15/2023 (A)	5,200,000	4,446,000
7.88%, 06/15/2027 (A)	3,375,000	2,637,596

		39,615,989

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Bahrain - 0.7%
Bahrain Government International Bond 5.88%, 01/26/2021 (A)	$ 4,675,000	$ 4,663,126

Brazil - 2.4%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2025 - 01/01/2029	BRL 58,890,000	15,985,704

Cayman Islands - 0.3%
KSA Sukuk, Ltd. 4.30%, 01/19/2029 (A)	$ 2,040,000	1,999,049

Chile - 1.5%
Bonos de la Tesoreria de la Republica en pesos 4.50%, 03/01/2021 - 03/01/2026	CLP 7,005,000,000	10,140,906

Colombia - 2.3%
Colombia TES
Series B,
6.25%, 11/26/2025	COP 16,796,500,000	5,048,135
7.00%, 05/04/2022	17,744,100,000	5,695,894
7.50%, 08/26/2026	15,819,400,000	5,064,917

		15,808,946

Cote d’Ivoire - 1.0%
Ivory Coast Government International Bond 5.75% (I), 12/31/2032 (A)	$ 7,242,750	6,556,601

Croatia - 0.3%
Croatia Government International Bond 6.00%, 01/26/2024 (A) (B)	1,590,000	1,712,614

Dominican Republic - 1.3%
Dominican Republic International Bond
6.00%, 07/19/2028 (A)	3,635,000	3,603,194
6.85%, 01/27/2045 (A)	5,530,000	5,447,050

		9,050,244

Ecuador - 1.0%
Ecuador Government International Bond
7.88%, 01/23/2028 (A)	2,685,000	2,243,855
8.88%, 10/23/2027 (A)	3,100,000	2,724,900
10.50%, 03/24/2020 (D)	2,000,000	2,050,000

		7,018,755

Egypt - 0.3%
Egypt Government International Bond 6.59%, 02/21/2028 (A)	2,180,000	1,996,597

Gabon - 0.6%
Gabon Government International Bond 6.38%, 12/12/2024 (A)	4,250,000	3,861,295

Ghana - 0.6%
Ghana Government International Bond 10.75%, 10/14/2030 (A)	3,585,000	4,297,626

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Hungary - 1.9%
Hungary Government Bond
1.75%, 10/26/2022	HUF 928,820,000	$ 3,180,972
2.50%, 10/24/2024	2,925,520,000	9,891,322

		13,072,294

Indonesia - 4.5%
Indonesia Government International Bond
3.38%, 04/15/2023 (A) (B)	$ 2,040,000	1,949,987
3.75%, 04/25/2022 (A)	3,500,000	3,433,616
4.35%, 01/08/2027 (A)	3,760,000	3,613,811
4.75%, 01/08/2026 (A)	2,000,000	1,976,594
5.25%, 01/08/2047 (A)	3,455,000	3,316,714
Indonesia Treasury Bond
7.50%, 08/15/2032	IDR 91,856,000,000	5,368,463
8.25%, 05/15/2036	25,935,000,000	1,596,787
8.38%, 03/15/2034	37,454,000,000	2,350,347
8.75%, 05/15/2031	25,000,000,000	1,635,239
Perusahaan Penerbit SBSN Indonesia III 4.40%, 03/01/2028 (A)	$ 5,420,000	5,139,027

		30,380,585

Kazakhstan - 0.6%
KazAgro National Management Holding JSC 4.63%, 05/24/2023 (A)	4,355,000	4,297,732

Kenya - 0.5%
Kenya Government International Bond 7.25%, 02/28/2028 (A) (B)	3,590,000	3,385,729

Mexico - 4.3%
Mexico Bonos
Series M,
6.50%, 06/09/2022	MXN 133,980,000	6,157,741
7.50%, 06/03/2027	42,000,000	1,902,413
8.00%, 12/07/2023 - 11/07/2047	248,718,300	11,571,769
10.00%, 11/20/2036	92,175,300	4,952,348
Mexico Government International Bond
3.60%, 01/30/2025	$ 1,820,000	1,725,360
4.00%, 10/02/2023	2,500,000	2,471,250

		28,780,881

Mongolia - 1.0%
Development Bank of Mongolia LLC 7.25%, 10/23/2023 (A)	1,900,000	1,854,875
Mongolia Government International Bond 5.13%, 12/05/2022 (A)	4,855,000	4,592,854

		6,447,729

Oman - 1.3%
Oman Government International Bond 6.75%, 01/17/2048 (A)	3,530,000	3,221,125
Oman Sovereign Sukuk SAOC 5.93%, 10/31/2025 (A)	5,650,000	5,644,350

		8,865,475

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Panama - 0.5%
Panama Government International Bond 4.50%, 04/16/2050	$ 3,460,000	$ 3,191,850

Peru - 1.4%
Peru Government International Bond
5.70%, 08/12/2024 (A)	PEN 15,154,000	4,669,131
8.20%, 08/12/2026 (A)	14,625,000	5,049,236

		9,718,367

Poland - 2.0%
Republic of Poland Government Bond
3.25%, 07/25/2025	PLN 24,558,000	6,538,944
4.00%, 10/25/2023	24,500,000	6,835,086

		13,374,030

Qatar - 1.4%
Qatar Government International Bond
2.38%, 06/02/2021 (A)	$ 2,000,000	1,939,200
5.10%, 04/23/2048 (A)	7,645,000	7,759,675

		9,698,875

Republic of Korea - 0.3%
Export-Import Bank of Korea 6.90%, 01/08/2021 (A)	IDR 30,000,000,000	1,847,854

Republic of South Africa - 2.4%
Republic of South Africa Government Bond
7.00%, 02/28/2031	ZAR 11,593,469	624,260
8.75%, 01/31/2044	72,870,936	4,261,239
8.88%, 02/28/2035	53,773,503	3,284,541
10.50%, 12/21/2026	85,016,646	6,110,941
Republic of South Africa Government International Bond 4.30%, 10/12/2028	$ 2,330,000	1,986,325

		16,267,306

Romania - 1.0%
Romania Government Bond
5.00%, 02/12/2029	RON 5,360,000	1,284,638
5.80%, 07/26/2027	21,190,000	5,426,618

		6,711,256

Russian Federation - 1.0%
Russian Federal Bond - OFZ 7.10%, 10/16/2024	RUB 237,500,000	3,395,620
Russian Federation Federal Bond - OFZ 7.00%, 08/16/2023	237,500,000	3,438,813

		6,834,433

Saudi Arabia - 0.3%
Saudi Government International Bond 5.00%, 04/17/2049 (A)	$ 1,950,000	1,870,112

Sri Lanka - 1.2%
Sri Lanka Government International Bond
5.13%, 04/11/2019 (A)	3,575,000	3,508,862
6.25%, 07/27/2021 (D)	5,060,000	4,801,763

		8,310,625

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Supranational - 4.2%
Africa Finance Corp. 3.88%, 04/13/2024 (A)	$ 2,715,000	$ 2,579,793
Banque Ouest Africaine de Developpement 5.00%, 07/27/2027 (A)	4,000,000	3,790,000
Eastern & Southern African Trade & Development Bank 5.38%, 03/14/2022, MTN (D)	4,675,000	4,639,003
European Bank for Reconstruction & Development
7.38%, 04/15/2019, MTN	IDR 137,440,000,000	8,928,515
10.00%, 11/16/2018, MTN	71,900,000,000	4,720,026
European Investment Bank 7.20%, 07/09/2019, MTN (D)	27,200,000,000	1,756,616
Inter-American Development Bank 9.50%, 04/15/2019, MTN	30,990,000,000	2,029,919

		28,443,872

Turkey - 2.0%
Export Credit Bank of Turkey 6.13%, 05/03/2024 (A)	$ 5,205,000	4,658,475
Turkey Government International Bond 7.25%, 12/23/2023 (B)	9,000,000	8,933,400

		13,591,875

Ukraine - 4.0%
Ukraine Government International Bond
7.75%, 09/01/2019 - 09/01/2027 (A)	9,385,000	9,164,214
7.75%, 09/01/2020 - 09/01/2025 (D)	13,215,000	12,922,038
9.75%, 11/01/2028 (A) (E)	4,675,000	4,615,627

		26,701,879

United Kingdom - 1.0%
Ukreximbank Via Biz Finance PLC
9.63%, 04/27/2022 (A)	3,700,000	3,733,515
9.75%, 01/22/2025 (D)	2,760,000	2,746,244

		6,479,759

Venezuela - 1.0%
Venezuela Government International Bond
8.25%, 10/13/2024 (H)	6,095,000	1,523,750
9.00%, 05/07/2023 (D) (H)	9,260,000	2,338,150
9.25%, 09/15/2027 (H)	12,230,000	3,088,075

		6,949,975

Zambia - 0.8%
Zambia Government International Bond 5.38%, 09/20/2022 (A)	7,795,000	5,247,828

Total Foreign Government Obligations (Cost $421,282,455)		393,483,485

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS - 0.4%
Colombia - 0.2%
Frontera Energy Corp. (K)	93,356	$ 1,216,429

United States - 0.2%
NII Holdings, Inc. (B) (K)	193,157	1,201,436

Total Common Stocks (Cost $8,649,557)		2,417,865

	Principal	Value
SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 0.9%
Argentina - 0.9%
Bonos de la Nacion Argentina CON Ajuste por CER
0.32% (L), 02/08/2019	ARS 99,804,000	3,678,014
3.75% (L), 02/08/2019	70,176,000	2,586,151

Total Short-Term Foreign Government Obligations (Cost $7,231,422)		6,264,165

	Shares	Value
OTHER INVESTMENT COMPANY - 7.1%
Securities Lending Collateral - 7.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (L)	47,549,493	47,549,493

Total Other Investment Company (Cost $47,549,493)		47,549,493

	Principal	Value
REPURCHASE AGREEMENT - 2.5%

Fixed Income Clearing Corp., 1.25% (L), dated 10/31/2018, to be repurchased at $16,850,314 on 11/01/2018. Collateralized by a U.S. Government Obligation, 2.13%, due 08/15/2021, and with a value of $17,188,593.

	$ 16,849,729	$ 16,849,729

Total Repurchase Agreement (Cost $16,849,729)		16,849,729

Total Investments (Cost $764,673,325)		718,423,600
Net Other Assets (Liabilities) - (6.5)%		(43,693,840)

Net Assets - 100.0%		$ 674,729,760

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	11/30/2018	MXN	218,774,697	USD	11,009,637	$—	$(293,267)
JPM	11/06/2018	USD	5,183,594	RUB	346,523,259	—	(72,922)
JPM	11/06/2018	RUB	344,729,930	USD	5,131,055	98,258	—
JPM	11/30/2018	TRY	31,917,892	USD	5,668,246	—	(66,404)
JPM	11/30/2018	USD	13,287,061	ZAR	193,669,540	208,686	—
SCB	10/31/2018	USD	7,197,023	THB	239,013,122	—	—
SCB	11/05/2018	USD	15,656,375	BRL	59,469,577	6,863	(319,456)
SCB	11/05/2018	BRL	59,469,577	USD	15,951,178	38,370	(20,580)
SCB	11/23/2018	CLP	8,287,193,386	USD	12,207,155	—	(297,195)
SCB	11/30/2018	USD	5,278,188	MXN	106,700,682	51,605	—
SCB	11/30/2018	CAD	2,336,415	USD	1,780,791	—	(5,062)
SCB	11/30/2018	THB	239,013,122	USD	7,194,856	20,308	—
SCB	11/30/2018	ZAR	76,032,202	USD	5,110,309	24,095	—
SCB	11/30/2018	USD	1,997,639	ZAR	29,160,136	28,474	—
TDB	11/05/2018	USD	8,096,183	BRL	30,099,179	13,852	—
TDB	11/05/2018	BRL	30,099,179	USD	7,740,563	341,768	—
TDB	11/30/2018	CZK	88,672,917	USD	3,906,761	—	(31,882)
TDB	11/30/2018	PLN	45,591,916	USD	12,017,564	—	(128,538)

Total						$832,279	$(1,235,306)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	54.8%	$393,483,485
Oil, Gas & Consumable Fuels	10.4	74,766,705
Metals & Mining	4.8	34,242,707
Wireless Telecommunication Services	4.6	33,232,440
Banks	2.9	21,117,931
Chemicals	2.6	18,637,303
Food Products	2.2	15,488,249
Transportation Infrastructure	1.7	11,881,403
Electric Utilities	1.4	10,060,270
Paper & Forest Products	0.9	6,742,870
Media	0.7	5,157,625
Professional Services	0.5	3,836,221
Marine	0.5	3,303,788
Commercial Services & Supplies	0.4	3,185,000
Diversified Telecommunication Services	0.4	3,101,100
Energy Equipment & Services	0.4	2,735,676
Independent Power & Renewable Electricity Producers	0.4	2,674,543
Communications Equipment	0.4	2,540,875
Hotels, Restaurants & Leisure	0.2	1,572,022

Investments, at Value	90.2	647,760,213
Short-Term Investments	9.8	70,663,387

Total Investments	100.0%	$718,423,600

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$251,858,863	$—	$251,858,863
Foreign Government Obligations	—	393,483,485	—	393,483,485
Common Stocks	2,417,865	—	—	2,417,865
Short-Term Foreign Government Obligations	—	6,264,165	—	6,264,165
Other Investment Company	47,549,493	—	—	47,549,493
Repurchase Agreement	—	16,849,729	—	16,849,729

Total Investments	$49,967,358	$668,456,242	$—	$718,423,600

Other Financial Instruments
Forward Foreign Currency Contracts (N)	$—	$832,279	$—	$832,279

Total Other Financial Instruments	$—	$832,279	$—	$832,279

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (N)	$—	$(1,235,306)	$—	$(1,235,306)

Total Other Financial Instruments	$—	$(1,235,306)	$—	$(1,235,306)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $371,928,860, representing 55.1% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $46,549,840. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2018, the total value of such securities is $3,709,245, representing 0.5% of the Fund’s net assets.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the total value of Regulation S securities is $53,089,584, representing 7.9% of the Fund’s net assets.
(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2018. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At October 31, 2018, the total value of such securities is $10,281,687, representing 1.5% of the Fund’s net assets.
(I)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2018; the maturity dates disclosed are the ultimate maturity dates.
(J)	Percentage rounds to less than 0.01% or (0.01)%.
(K)	Non-income producing securities.
(L)	Rates disclosed reflect the yields at October 31, 2018.
(M)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Columbian Peso
CZK	Czech Republic Koruna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish New Lira
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

PORTFOLIO ABBREVIATIONS:

GDP	Gross Domestic Product
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Emerging Markets Equity

(unaudited)

MARKET ENVIRONMENT

Emerging markets were significantly negative over the fiscal year ended October 31, 2018.

Volatility returned to global markets as widespread risk-off sentiment sent stocks sharply lower. Despite strong economic data and solid earnings results, markets instead focused on rising interest rates, trade tensions and their potential implications on future earnings growth. The swift change in market sentiment was especially notable in shares of some widely followed technology giants, many of which saw large pullbacks amid heavy selling pressure.

Chinese equities sold off significantly on concerns of slowing economic growth or debt crisis. The Chinese government seemingly failed to settle nerves when reporting 6.7% gross domestic product growth in the second quarter of 2018, comfortably above their 6.5% gross domestic product growth target for 2018.

Investors have a variety of issues to fret over, including ongoing political turmoil, tariff announcements, numerous contentious elections, etc. Sticking with a long-term investment approach is certainly more difficult to do when markets aren’t going straight up; however, sell-offs and volatility indicate a healthier investing environment, which could help extend the current growth cycle.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Emerging Markets Equity (Class A) returned -15.32%, excluding any sales charges. By comparison, its benchmark, the MSCI Emerging Markets Index, returned -12.19%.

STRATEGY REVIEW

ClariVest employs a strategy of identifying and investing in the securities of firms entering or extending a fundamental growth cycle. We manage this strategy by marrying it with a disciplined approach to portfolio construction. We maintain a balanced profile of growth and value, as demonstrated by a positive exposure to recent earnings growth relative to benchmark, as well as a positive exposure to valuation (via such measures as earnings to price) relative to the benchmark.

The Fund underperformed its benchmark due largely to holdings in consumer discretionary and financials and an overweight in information technology. On a country basis, our holdings in Taiwan were the largest detractors. Individual detractors included Chinese automotive manufacturer Brilliance China Automotive Holdings, Ltd. and Indian automaker Tata Motors, Ltd. While sales were strong for Brilliance China Automotive Holdings, Ltd., higher-than-expected discounting led to slower margin expansion. Tariff concerns also weighed on the share price. Tata Motors, Ltd. was hurt by an earnings miss within its Jaguar Land Rover segment, which saw a decline in all key regions except for China.

Holdings within information technology and materials and an overweight in energy contributed to relative performance. On a country basis, an overweight and holdings in Brazil were the largest contributors, followed by holdings in South Korea. Top stock-level contributors included Vale SA, ADR, a Brazilian mining company, and CNOOC, Ltd., a Chinese producer of offshore crude oil and natural gas. Vale SA, ADR’s record-beating production, amid rising prices for its high-quality grade iron ore, helped it deliver better-than-expected results. CNOOC, Ltd. was helped by higher crude prices, resulting in increased revenue.

Stacey Nutt

David R. Vaughn, CFA

Priyanshu Mutreja, CFA

Alex Turner, CFA

Co-Portfolio Managers

ClariVest Asset Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	95.8%
Repurchase Agreement	2.5
Preferred Stock	1.0
Investment Company	0.7
Other Investment Company	0.2
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Emerging Markets Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(19.98)%	(2.35)%	(1.17)%	04/30/2012
Class A (NAV)	(15.32)%	(1.23)%	(0.31)%	04/30/2012
MSCI Emerging Markets Index (A)	(12.19)%	1.15%	1.87%
Class C (POP)	(16.79)%	(1.89)%	(0.96)%	04/30/2012
Class C (NAV)	(15.95)%	(1.89)%	(0.96)%	04/30/2012
Class I (NAV)	(15.01)%	(0.87)%	0.03%	04/30/2012
Class I2 (NAV)	(14.94)%	(0.77)%	0.13%	04/30/2012
Class T1 (POP)	(17.28)%	N/A	(2.50)%	03/17/2017
Class T1 (NAV)	(15.18)%	N/A	(0.99)%	03/17/2017
Advisor Class (NAV)	(15.09)%	N/A	7.43%	12/16/2016

(A) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments and the relatively small size and less liquidity of these markets.

Transamerica Funds	Annual Report 2018

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 95.8%
Brazil - 8.7%
Ambev SA	2,082,100	$ 9,141,882
Banco do Brasil SA	387,800	4,454,776
Banco Santander Brasil SA	1,183,785	13,423,546
Estacio Participacoes SA	783,400	4,869,016
Fleury SA	279,900	1,568,162
JBS SA	1,362,400	3,752,412
MRV Engenharia e Participacoes SA	682,700	2,318,777
Petroleo Brasileiro SA, ADR	826,400	12,247,248
Suzano Papel e Celulose SA	292,900	2,978,977
Vale SA, ADR	1,332,900	20,126,790

		74,881,586

China - 29.0%
Agricultural Bank of China, Ltd., H Shares	12,250,000	5,392,203
Air China, Ltd., H Shares	7,404,000	5,985,831
Alibaba Group Holding, Ltd., ADR (A)	168,000	23,903,040
Angang Steel Co., Ltd., Class H	3,928,000	3,359,053
Anhui Conch Cement Co., Ltd., H Shares	1,555,500	8,062,374
ANTA Sports Products, Ltd.	2,421,000	9,995,198
Baidu, Inc., ADR (A)	96,400	18,321,784
Bank of China, Ltd., Class H	29,120,000	12,406,324
China Communications Construction Co., Ltd., Class H	12,038,000	11,037,707
China Communications Services Corp., Ltd., H Shares	3,340,000	2,706,638
China Conch Venture Holdings, Ltd.	3,953,000	11,122,093
China Construction Bank Corp., Class H	18,928,000	15,020,253
China National Building Material Co., Ltd., H Shares	6,666,000	4,792,618
China Railway Group, Ltd., H Shares	15,808,000	14,127,794
CNOOC, Ltd.	7,575,000	12,900,065
Country Garden Holdings Co., Ltd.	2,089,000	2,248,095
CSPC Pharmaceutical Group, Ltd.	1,950,000	4,155,074
Geely Automobile Holdings, Ltd.	2,598,000	5,006,350
Industrial & Commercial Bank of China, Ltd., Class H	9,959,000	6,756,908
KWG Group Holdings, Ltd. (A)	3,206,500	2,460,749
Momo, Inc., ADR (A)	150,400	5,048,928
PetroChina Co., Ltd., Class H	27,270,000	19,607,766
PICC Property & Casualty Co., Ltd., Class H	6,766,000	6,576,820
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	3,860,000	3,457,588
Sinopec Shanghai Petrochemical Co., Ltd., Class H	3,098,000	1,361,396
Sinopharm Group Co., Ltd., Class H	810,800	3,927,799
Tencent Holdings, Ltd.	857,400	29,373,890

		249,114,338

Hong Kong - 1.2%
China Mengniu Dairy Co., Ltd. (A)	1,068,000	3,160,084
China Overseas Land & Investment, Ltd.	1,576,000	4,954,689
Haier Electronics Group Co., Ltd. (A)	1,119,000	2,349,876

		10,464,649

Hungary - 1.3%
MOL Hungarian Oil & Gas PLC	415,328	4,354,819
OTP Bank Nyrt	174,661	6,274,772

		10,629,591

	Shares	Value
COMMON STOCKS (continued)
India - 10.8%
Escorts, Ltd.	309,958	$ 2,631,284
GAIL India, Ltd.	571,393	2,901,135
Graphite India, Ltd.	129,551	1,667,130
HDFC Bank, Ltd., ADR	106,261	9,447,666
Hindalco Industries, Ltd.	1,244,129	3,704,410
ICICI Bank, Ltd., ADR	458,920	4,355,151
Infosys, Ltd., ADR	1,456,800	13,795,896
JSW Steel, Ltd.	593,370	2,719,419
Mahindra & Mahindra, Ltd.	571,720	5,915,921
Mindtree, Ltd.	471,584	5,460,753
Mphasis, Ltd.	143,812	1,922,530
Tata Consultancy Services, Ltd.	849,301	22,224,019
Tata Steel, Ltd.	585,013	4,379,977
Tech Mahindra, Ltd.	1,189,660	11,983,361

		93,108,652

Indonesia - 0.7%
Adaro Energy Tbk PT	22,641,700	2,460,383
Bank Negara Indonesia Persero Tbk PT	7,966,800	3,846,743

		6,307,126

Malaysia - 1.5%
Malaysia Airports Holdings Bhd.	1,089,800	2,166,182
Petronas Chemicals Group Bhd.	2,760,100	6,171,437
Tenaga Nasional Bhd.	1,378,500	4,845,614

		13,183,233

Mexico - 4.2%
America Movil SAB de CV, Class L, ADR	921,300	13,257,507
Fomento Economico Mexicano SAB de CV, ADR	60,700	5,163,749
Grupo Financiero Banorte SAB de CV, Class O	2,534,100	13,970,874
Grupo Mexico SAB de CV, Series B	1,490,400	3,437,424

		35,829,554

Peru - 1.3%
Cia de Minas Buenaventura SAA, ADR	200,100	2,769,384
Credicorp, Ltd.	35,105	7,923,550

		10,692,934

Poland - 0.7%
Polski Koncern Naftowy Orlen SA	115,512	2,777,764
Powszechny Zaklad Ubezpieczen SA	325,639	3,318,579

		6,096,343

Republic of Korea - 14.8%
CJ CheilJedang Corp.	7,785	2,220,671
Fila Korea, Ltd.	65,815	2,437,424
GS Engineering & Construction Corp.	100,095	3,690,942
Hana Financial Group, Inc.	263,910	8,889,971
Industrial Bank of Korea	304,399	3,974,994
KB Financial Group, Inc.	290,154	12,083,231
POSCO, ADR	93,800	5,404,756
Samsung Electro-Mechanics Co., Ltd.	126,665	13,221,819
Samsung Electronics Co., Ltd.	928,766	34,769,089
Samsung SDI Co., Ltd.	41,376	8,604,724
Shinhan Financial Group Co., Ltd.	160,772	5,988,082
SK Hynix, Inc.	173,921	10,474,453
SK Telecom Co., Ltd.	50,607	11,890,642
Woori Bank (A)	272,619	3,777,403

		127,428,201

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Republic of South Africa - 4.1%
Absa Group, Ltd.	391,145	$ 3,952,241
Exxaro Resources, Ltd.	206,983	2,116,994
Mondi, Ltd.	101,821	2,436,943
Naspers, Ltd., N Shares	94,184	16,519,953
Sanlam, Ltd.	680,052	3,424,278
Standard Bank Group, Ltd.	616,503	6,830,370

		35,280,779

Russian Federation - 1.7%
Gazprom PJSC, ADR	2,291,349	10,769,340
MMC Norilsk Nickel PJSC, ADR	236,940	3,921,357

		14,690,697

Taiwan - 10.7%
Asia Cement Corp.	4,007,000	4,248,523
Catcher Technology Co., Ltd.	467,000	4,721,922
Chipbond Technology Corp.	1,369,000	2,521,408
CTBC Financial Holding Co., Ltd.	17,181,000	11,504,921
Far Eastern New Century Corp.	2,468,000	2,482,356
Formosa Plastics Corp.	3,678,000	12,027,361
Grand Pacific Petrochemical	3,396,000	2,298,591
Novatek Microelectronics Corp.	601,000	2,658,777
Taiwan Cement Corp.	3,832,800	4,308,392
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	999,000	38,061,900
Yageo Corp.	168,000	1,722,691
Yuanta Financial Holding Co., Ltd.	11,370,000	5,529,214

		92,086,056

Thailand - 4.2%
Beauty Community PCL (B)	7,766,500	2,342,836
Muangthai Capital PCL	2,230,400	3,519,421
PTT Exploration & Production PCL	2,714,500	11,423,009
PTT Global Chemical PCL	4,646,200	10,792,078
PTT PCL	5,299,400	7,997,165

		36,074,509

Turkey - 0.9%
Kardemir Karabuk Demir Celik Sanayi VE Ticaret AS, Class D (A)	3,244,710	1,778,552
Tekfen Holding AS	659,806	2,511,952
Turk Hava Yollari AO (A)	1,417,583	3,570,729

		7,861,233

Total Common Stocks (Cost $899,579,011)		823,729,481

	Shares	Value
PREFERRED STOCK - 1.0%
Brazil - 1.0%
Itausa - Investimentos Itau SA, 4.93% (C)	2,963,450	$ 8,950,471

Total Preferred Stock (Cost $8,085,537)		8,950,471

INVESTMENT COMPANY - 0.7%
United States - 0.7%
iShares MSCI Emerging Markets ETF	161,900	6,340,004

Total Investment Company (Cost $7,326,399)		6,340,004

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (C)	2,100,000	2,100,000

Total Other Investment Company (Cost $2,100,000)		2,100,000

	Principal	Value
REPURCHASE AGREEMENT - 2.5%
Fixed Income Clearing Corp., 1.25% (C), dated 10/31/2018, to be repurchased at $21,124,530 on 11/01/2018. Collateralized by a U.S. Government Obligation, 2.13%, due 08/15/2021, and with a value of $21,547,235.	$ 21,123,797	21,123,797

Total Repurchase Agreement (Cost $21,123,797)		21,123,797

Total Investments (Cost $938,214,744)		862,243,753
Net Other Assets (Liabilities) - (0.2)%		(2,128,024)

Net Assets - 100.0%		$ 860,115,729

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	19.6%	$169,224,450
Oil, Gas & Consumable Fuels	10.1	86,654,553
IT Services	6.4	55,386,559
Semiconductors & Semiconductor Equipment	6.2	53,716,538
Interactive Media & Services	6.1	52,744,602
Metals & Mining	6.0	51,601,122
Technology Hardware, Storage & Peripherals	4.6	39,491,011
Chemicals	3.8	32,650,863
Construction & Engineering	3.6	31,368,395

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Wireless Telecommunication Services	2.9%	$25,148,149
Internet & Direct Marketing Retail	2.8	23,903,040
Electronic Equipment, Instruments & Components	2.7	23,549,234
Construction Materials	2.5	21,411,907
Media	1.9	16,519,953
Beverages	1.7	14,305,631
Machinery	1.6	13,753,377
Insurance	1.6	13,319,677
Textiles, Apparel & Luxury Goods	1.4	12,432,622
Automobiles	1.3	10,922,271
Real Estate Management & Development	1.1	9,663,533
Airlines	1.1	9,556,560
Food Products	1.1	9,133,167
International Equity Funds	0.7	6,340,004
Capital Markets	0.6	5,529,214
Health Care Providers & Services	0.6	5,495,961
Paper & Forest Products	0.6	5,415,920
Diversified Consumer Services	0.6	4,869,016
Electric Utilities	0.6	4,845,614
Household Durables	0.5	4,668,653
Pharmaceuticals	0.5	4,155,074
Consumer Finance	0.4	3,519,421
Health Care Equipment & Supplies	0.4	3,457,588
Gas Utilities	0.3	2,901,135
Diversified Telecommunication Services	0.3	2,706,638
Industrial Conglomerates	0.3	2,482,356
Specialty Retail	0.3	2,342,836
Transportation Infrastructure	0.3	2,166,182
Electrical Equipment	0.2	1,667,130

Investments, at Value	97.3	839,019,956
Short-Term Investments	2.7	23,223,797

Total Investments	100.0%	$862,243,753

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$254,433,892	$569,295,589	$—	$823,729,481
Preferred Stock	8,950,471	—	—	8,950,471
Investment Company	6,340,004	—	—	6,340,004
Other Investment Company	2,100,000	—	—	2,100,000
Repurchase Agreement	—	21,123,797	—	21,123,797

Total Investments	$271,824,367	$590,419,386	$—	$862,243,753

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $1,809,960. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2018.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Percentage rounds to less than 0.1% or (0.1)%.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Event Driven

(unaudited)

MARKET ENVIRONMENT

The fiscal year witnessed a large onslaught of economic, geopolitical, fiscal and trade-related news for market participants to digest. In November 2017, the U.S. Congress passed the largest corporate and personal income tax cuts in recent years. Following these cuts, the U.S. economy experienced accelerating growth in many sectors. Businesses experienced increased earnings per share and the so-called “middle-class cuts” augmented consumer spending. In the second quarter of 2018, U.S. gross domestic product jumped 4.2%, the best quarterly annualized return since 2014. The following quarter followed suit with robust returns of 3.5%. The flourishing U.S. economy was a sharp contrast to many international economies that experienced slowing or stagnant growth. As a result, the equity markets for much of the developed world showed very poor performance, creating a large divergence in global equity markets performance from the U.S.

Against the backdrop of strong economic performance, the U.S. Federal Reserve remained on its path of steadily increasing interest rates. This caused the yield curve to flatten, which added considerable concern as this historically indicated an economic slowdown. As of period end, increased interest rates pressured the U.S. high yield market returns to 0.84% year-to-date, in comparison to the 2017 performance of 7.48%, as demonstrated by the ICE BofAML U.S. High Yield Index. This raised eyebrows as high-yield markets have often been viewed as a leading indicator for future economic growth.

Financial asset volatility remained surprisingly benign, with the exceptions of February and October of 2018. As demonstrated by October’s tumultuous markets, rising volatility was a byproduct of the looming increase of the federal funds rate and reduced balanced sheet liquidity.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Event Driven (Class I2) returned 0.58%. By comparison, its benchmark, the ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index, returned 1.85%.

STRATEGY REVIEW

The Fund is a multi-asset strategy, supported by our fundamental research insights, that seeks to identify catalyst driven/special situations and mispricing in corporate capital structures as well as to monetize volatility increases as they occur around macroeconomic events. We express long or short exposures utilizing a variety of securities within a company’s capital structure, including, but not limited to, debt instruments, convertible securities, preferred securities, equity securities and warrants. We also use derivative instruments to efficiently express long or short exposure to certain securities.

The Fund’s exposure to the health-care and information technology sectors aided performance, while financials and consumer staples detracted. In terms of asset class, convertible bonds were the largest contributors to performance; whereas the Fund’s equity positions weighed the most. Low levels of volatility in U.S. equity markets for most of the period provided fewer opportunities to exploit mispricing of valuations.

Positive performance came from several positions including a new convertible issue by Etsy, Inc., an e-commerce website. We participated in the new issue due to a strong conviction in the underlying equity and the relative value of its implied volatility relative to historical volatility. Etsy, Inc. posted strong third-quarter results, and the underlying equity increased substantially. Another strong performer was our volatility position in Nutanix, a leading cloud-computing software company. We held a hedged convertible position based on our long bias on the company.

One of the Fund’s bottom performers was our long equity position in Caesars EntertainmentCorp., a global gaming company that emerged from bankruptcy in 2017. As part of its exit financing, the company placed a large convertible issuance, allowing interested parties, such as ourselves, to gain access to management and develop an understanding of the company’s pro forma financials. During the period, the stock traded lower after management’s fiscal year guidance came in below expectations. The Fund’s long equity position in Bank of America was another bottom performer. Financials performed very poorly compared to the S&P 500®; the flattening yield curve damped the earnings potential of banks.

As of period end, the Fund was diversified with the primary focus on identifying corporate events and catalyst-driven trades using equity, credit, or volatility. Majority of the allocation was in North America. Allocations to Japan and Europe were small. From a sector perspective, the largest concentrations were in consumer discretionary, health care and technology.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Odell Lambroza

Tracy Maitland

Co-Portfolio Managers

Advent Capital Management, LLC

Transamerica Funds	Annual Report 2018

Transamerica Event Driven

(unaudited)

Asset Allocation	Percentage of Net Assets
Convertible Bonds	40.7%
Repurchase Agreement	29.7
Corporate Debt Securities	18.7
Common Stocks	9.1
Convertible Preferred Stocks	2.8
Other Investment Company	2.0
Exchange-Traded Options Purchased	0.2
Investment Companies Sold Short	(0.4)
Corporate Debt Securities Sold Short	(3.3)
Common Stocks Sold Short	(16.8)
Net Other Assets (Liabilities)^	17.3
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2018

Transamerica Event Driven

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I (NAV)	0.57%	N/A	3.88%	11/11/2016
Class I2 (NAV)	0.58%	N/A	1.52%	03/31/2015
ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index (A)	1.85%	N/A	1.01%
Advisor Class (NAV)	0.57%	N/A	2.44%	12/16/2016

(A) The ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The value of your investment may be more volatile to the extent that the Fund borrows or uses derivatives or other investments that have a leveraging effect on the Fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets. The Fund also may have to sell assets at inopportune times to satisfy its obligations. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers.

Transamerica Funds	Annual Report 2018

Transamerica Event Driven

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 9.1%
Banks - 1.9%
Comerica, Inc.	8,346	$ 680,699
First Midwest Bancorp, Inc.	28,153	646,393
M&T Bank Corp.	5,525	913,890

		2,240,982

Beverages - 0.2%
Molson Coors Brewing Co., Class B	3,400	217,600

Biotechnology - 0.4%
BioMarin Pharmaceutical, Inc. (A)	5,614	517,442

Consumer Finance - 0.1%
Santander Consumer USA Holdings, Inc.	8,000	150,000

Diversified Telecommunication Services - 0.6%
AT&T, Inc.	21,271	652,594

Energy Equipment & Services - 0.3%
Halliburton Co.	9,280	321,831

Entertainment - 1.6%
Viacom, Inc., Class A (B)	8,563	302,873
Viacom, Inc., Class B	2,569	82,157
Walt Disney Co.	13,175	1,512,885

		1,897,915

Food & Staples Retailing - 1.2%
Walmart, Inc.	13,671	1,370,928

Health Care Providers & Services - 0.3%
Anthem, Inc.	1,253	345,289

Health Care Technology - 0.0% (C)
Allscripts Healthcare Solutions, Inc. (A)	4,268	50,832

Hotels, Restaurants & Leisure - 0.2%
Caesars Entertainment Corp. (A) (B)	22,767	195,569

Household Durables - 0.1%
KB Home	7,102	141,827

Machinery - 0.6%
Caterpillar, Inc.	3,485	422,800
Navistar International Corp. (A)	7,498	251,108

		673,908

Media - 0.4%
CBS Corp., Class B	8,187	469,525

Multiline Retail - 0.4%
Don Quijote Holdings Co., Ltd. (B)	2,400	143,369
Macy’s, Inc.	8,500	291,465

		434,834

Oil, Gas & Consumable Fuels - 0.4%
Kinder Morgan, Inc.	25,620	436,053

Specialty Retail - 0.4%
Fnac Darty SA (A)	2,044	145,316
GameStop Corp., Class A	12,800	186,880
MarineMax, Inc. (A)	6,835	155,564

		487,760

Total Common Stocks (Cost $10,798,106)		10,604,889

CONVERTIBLE PREFERRED STOCKS - 2.8%
Chemicals - 2.1%
International Flavors & Fragrances, Inc., 6.00%	42,643	2,455,384

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (continued)
Multi-Utilities - 0.7%
CenterPoint Energy, Inc., Series B, 7.00%	16,960	$ 841,555

Total Convertible Preferred Stocks (Cost $2,980,150)		3,296,939

	Principal	Value
CONVERTIBLE BONDS - 40.7%
Banks - 1.9%
BofA Finance LLC 0.25%, 05/01/2023, MTN	$ 2,528,000	2,283,163

Biotechnology - 1.3%
Clovis Oncology, Inc. 1.25%, 05/01/2025 (D)	1,516,000	928,658
Flexion Therapeutics, Inc. 3.38%, 05/01/2024	639,000	563,440

		1,492,098

Capital Markets - 0.6%
Poseidon Finance 1, Ltd. Zero Coupon, 02/01/2025 (E)	760,000	743,640

Chemicals - 0.8%
Toray Industries, Inc. Zero Coupon, 08/30/2019 (E)	JPY 100,000,000	913,307

Commercial Services & Supplies - 1.7%
Siem Industries, Inc. 2.25%, 06/02/2021 (E)	EUR 1,300,000	1,962,938

Communications Equipment - 2.4%
Lumentum Holdings, Inc. 0.25%, 03/15/2024	$ 595,000	675,077
Palo Alto Networks, Inc. 0.75%, 07/01/2023 (D) (F)	2,137,000	2,076,038

		2,751,115

Electronic Equipment, Instruments & Components - 0.9%
Vishay Intertechnology, Inc. 2.25%, 06/15/2025 (F)	1,165,000	1,045,941

Health Care Equipment & Supplies - 1.4%
Wright Medical Group, Inc. 1.63%, 06/15/2023 (D) (F)	1,645,000	1,664,518

Hotels, Restaurants & Leisure - 2.1%
Huazhu Group, Ltd. 0.38%, 11/01/2022 (B) (D) (F)	2,604,000	2,454,822

Household Durables - 1.3%
Harvest International Co. Zero Coupon, 11/21/2022 (E)	HKD 13,000,000	1,558,664

Insurance - 1.1%
AXA SA 7.25%, 05/15/2021 (F)	$ 1,286,000	1,320,085

Interactive Media & Services - 3.2%
Twitter, Inc. 0.25%, 06/15/2024 (D) (F)	3,978,000	3,729,892

Internet & Direct Marketing Retail - 4.7%
Ctrip.com International, Ltd. 1.00%, 07/01/2020	1,701,000	1,608,071
Etsy, Inc. Zero Coupon, 03/01/2023 (D) (F)	1,671,000	2,218,252

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CONVERTIBLE BONDS (continued)
Internet & Direct Marketing Retail (continued)
Liberty Expedia Holdings, Inc. 1.00%, 06/30/2047 (B) (F)	$ 1,632,000	$ 1,622,861

		5,449,184

Oil, Gas & Consumable Fuels - 3.9%
Chesapeake Energy Corp. 5.50%, 09/15/2026 (D)	3,883,000	3,650,509
RAG-Stiftung Zero Coupon, 10/02/2024 (E)	EUR 800,000	906,682

		4,557,191

Pharmaceuticals - 7.0%
Jazz Investments I, Ltd. 1.88%, 08/15/2021 (D)	$ 2,703,000	2,840,682
Teva Pharmaceutical Finance Co. LLC Series C, 0.25%, 02/01/2026 (D)	4,892,000	4,463,055
Theravance Biopharma, Inc. 3.25%, 11/01/2023	863,000	866,150

		8,169,887

Semiconductors & Semiconductor Equipment - 2.0%
Synaptics, Inc. 0.50%, 06/15/2022 (D)	2,589,000	2,304,210

Software - 2.7%
Guidewire Software, Inc. 1.25%, 03/15/2025 (D)	720,000	723,975
Verint Systems, Inc. 1.50%, 06/01/2021 (D)	2,445,000	2,426,005

		3,149,980

Specialty Retail - 0.5%
RH Zero Coupon, 06/15/2023 (F)	631,000	555,336

Textiles, Apparel & Luxury Goods - 1.2%
adidas AG 0.05%, 09/12/2023 (E)	EUR 1,200,000	1,455,533

Total Convertible Bonds (Cost $49,997,485)		47,561,504

CORPORATE DEBT SECURITIES - 18.7%
Aerospace & Defense - 0.5%
Bombardier, Inc. 8.75%, 12/01/2021 (F)	$ 570,000	612,750

Communications Equipment - 1.3%
Infinera Corp. 2.13%, 09/01/2024	1,706,000	1,505,545

Health Care Technology - 2.3%
Evolent Health, Inc. 1.50%, 10/15/2025 (F)	1,008,000	969,696
Teladoc Health, Inc. 1.38%, 05/15/2025 (D) (F)	1,195,000	1,737,978

		2,707,674

IT Services - 1.8%
Twilio, Inc. 0.25%, 06/01/2023 (F)	1,703,000	2,124,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery - 2.9%
China Conch Venture Holdings, Ltd. Zero Coupon, 09/05/2023 (E)	HKD 20,000,000	$ 2,460,113
Navistar International Corp. 6.63%, 11/01/2025 (B) (D) (F)	$ 842,000	858,840

		3,318,953

Oil, Gas & Consumable Fuels - 0.7%
Oasis Petroleum, Inc. 6.25%, 05/01/2026 (B) (F)	800,000	786,000

Real Estate Management & Development - 0.4%
Redfin Corp. 1.75%, 07/15/2023	599,000	508,132

Software - 6.7%
DocuSign, Inc. 0.50%, 09/15/2023 (F)	1,706,000	1,599,375
Nuance Communications, Inc. 1.00%, 12/15/2035 (D)	1,388,000	1,301,608
Rapid7, Inc. 1.25%, 08/01/2023 (F)	1,700,000	1,857,996
Splunk, Inc. 0.50%, 09/15/2023 (D) (F)	3,251,000	3,111,402

		7,870,381

Specialty Retail - 1.7%
PetSmart, Inc. 7.13%, 03/15/2023 (B) (F)	850,000	595,000
Zhongsheng Group Holdings, Ltd. Zero Coupon, 05/23/2023 (E)	HKD 12,000,000	1,425,653

		2,020,653

Wireless Telecommunication Services - 0.4%
Boingo Wireless, Inc. 1.00%, 10/01/2023 (F)	$ 419,000	420,648

Total Corporate Debt Securities (Cost $21,747,894)		21,874,736

	Shares	Value
OTHER INVESTMENT COMPANY - 2.0%
Securities Lending Collateral - 2.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (G)	2,340,767	2,340,767

Total Other Investment Company (Cost $2,340,767)		2,340,767

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
REPURCHASE AGREEMENT - 29.7%

Fixed Income Clearing Corp., 1.25% (G), dated 10/31/2018, to be repurchased at $34,700,365 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $35,397,444.

	$ 34,699,160	$ 34,699,160

Total Repurchase Agreement (Cost $34,699,160)		34,699,160

Total Investments Excluding Purchased Options (Cost $122,563,562)		120,377,995
Total Purchased Options - 0.2% (Cost $403,947)		218,491

Total Investments (Cost $122,967,509)		120,596,486

	Shares	Value
SECURITIES SOLD SHORT - (20.6)%
COMMON STOCKS - (16.8)%
Biotechnology - (0.3)%
Clovis Oncology, Inc.	(7,341)	(85,376)
Flexion Therapeutics, Inc.	(18,330)	(248,188)

		(333,564)

Chemicals - (1.0)%
Evonik Industries AG	(4,160)	(128,693)
International Flavors & Fragrances, Inc.	(5,932)	(858,123)
Toray Industries, Inc.	(22,700)	(161,018)

		(1,147,834)

Communications Equipment - (0.6)%
Infinera Corp.	(25,900)	(143,486)
Lumentum Holdings, Inc.	(6,035)	(329,813)
Palo Alto Networks, Inc.	(1,538)	(281,515)

		(754,814)

Construction & Engineering - (0.1)%
SNC-Lavalin Group, Inc.	(4,250)	(151,734)

Diversified Financial Services - (0.7)%
AXA Equitable Holdings, Inc.	(29,497)	(598,494)
Voya Financial, Inc.	(5,900)	(258,184)

		(856,678)

Diversified Telecommunication Services - (0.4)%
Inmarsat PLC (H)	(72,692)	(470,317)

Electronic Equipment, Instruments & Components - (0.1)%
Vishay Intertechnology, Inc.	(5,942)	(108,739)

Energy Equipment & Services - (1.0)%
Subsea 7 SA	(88,100)	(1,121,600)

Equity Real Estate Investment Trusts - (1.6)%
Simon Property Group, Inc.	(5,857)	(1,074,877)
SL Green Realty Corp.	(8,500)	(775,710)

		(1,850,587)

Health Care Equipment & Supplies - (0.6)%
Wright Medical Group NV	(24,632)	(664,571)

Health Care Technology - (1.4)%
Evolent Health, Inc., Class A	(14,625)	(324,675)
Teladoc Health, Inc.	(18,516)	(1,283,899)

		(1,608,574)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - (0.3)%
Huazhu Group, Ltd., ADR	(14,308)	$ (374,297)

Household Durables - (0.1)%
Haier Electronics Group Co., Ltd.	(76,000)	(159,598)

Industrial Conglomerates - (0.4)%
3M Co.	(2,170)	(412,864)

Interactive Media & Services - (1.0)%
Twitter, Inc.	(34,807)	(1,209,543)

Internet & Direct Marketing Retail - (1.4)%
Ctrip.com International, Ltd., ADR	(3,400)	(113,152)
Etsy, Inc.	(30,654)	(1,303,408)
Expedia Group, Inc.	(1,707)	(214,109)

		(1,630,669)

IT Services - (1.1)%
Twilio, Inc., Class A	(17,512)	(1,317,253)

Machinery - (0.1)%
PACCAR, Inc.	(2,560)	(146,458)

Oil, Gas & Consumable Fuels - (0.3)%
Chesapeake Energy Corp.	(92,427)	(324,419)

Pharmaceuticals - (1.0)%
Jazz Pharmaceuticals PLC	(4,879)	(774,883)
Theravance Biopharma, Inc.	(18,592)	(451,228)

		(1,226,111)

Real Estate Management & Development - (0.1)%
Redfin Corp.	(7,900)	(122,055)

Semiconductors & Semiconductor Equipment - (0.2)%
Synaptics, Inc.	(4,686)	(175,912)

Software - (2.5)%
DocuSign, Inc.	(10,625)	(445,612)
Guidewire Software, Inc.	(3,498)	(311,217)
Nuance Communications, Inc.	(5,482)	(95,332)
Rapid7, Inc.	(18,955)	(686,929)
Splunk, Inc.	(10,664)	(1,064,694)
Verint Systems, Inc.	(6,598)	(301,331)

		(2,905,115)

Specialty Retail - (0.2)%
RH	(850)	(98,354)
Zhongsheng Group Holdings, Ltd.	(85,500)	(156,303)

		(254,657)

Textiles, Apparel & Luxury Goods - (0.1)%
adidas AG	(375)	(88,187)

Wireless Telecommunication Services - (0.2)%
Boingo Wireless, Inc.	(6,800)	(213,044)

Total Common Stocks (Proceeds $21,133,083)		(19,629,194)

INVESTMENT COMPANY - (0.4)%
U.S. Equity Fund - (0.4)%
SPDR S&P Regional Banking ETF	(8,343)	(450,438)

Total Investment Company (Proceeds $426,960)		(450,438)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

Principal		Value
CORPORATE DEBT SECURITIES - (3.3)%
Automobiles - (1.5)%
Ferrari NV 1.50%, 03/16/2023 (E)	EUR (1,600,000)	$ (1,821,157)

Banks - (1.8)%
Intesa Sanpaolo SpA 6.63%, 09/13/2023, MTN (E)	(1,671,000)	(2,108,172)

Total Corporate Debt Securities (Proceeds $4,131,463)		(3,929,329)

Total Securities Sold Short (Proceeds $25,691,506)		(24,008,961)

Net Other Assets (Liabilities) - 17.3%		20,146,593

Net Assets - 100.0%		$ 116,734,118

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - Advanced Micro Devices, Inc.	USD	34.00	01/18/2019	USD	154,785	85	$35,467	$340
Call - Etsy, Inc.	USD	60.00	12/21/2018	USD	820,636	193	60,023	12,545
Call - Morgan Stanley	USD	48.00	12/21/2018	USD	388,110	85	10,030	10,030
Call - Southwestern Electric Power Co.	USD	7.00	12/21/2018	USD	226,950	425	8,394	3,825
Call - SPDR S&P 500 ETF Trust	USD	300.00	11/16/2018	USD	23,003,550	850	32,088	2,550
Call - Weatherford International PLC	USD	2.00	11/09/2018	USD	172,125	1,275	5,419	2,550
Put - AT&T, Inc.	USD	30.50	11/02/2018	USD	782,340	255	7,887	4,335
Put - BioMarin Pharmaceutical, Inc.	USD	90.00	11/16/2018	USD	387,114	42	8,358	8,400
Put - Clovis Oncology, Inc.	USD	20.00	11/16/2018	USD	126,767	109	17,874	91,560
Put - Comerica, Inc.	USD	75.00	11/16/2018	USD	693,260	85	8,585	2,975
Put - Huazhu Group, Ltd.	USD	25.00	11/16/2018	USD	222,360	85	9,435	10,200
Put - Infinera Corp.	USD	5.50	11/02/2018	USD	235,450	425	10,200	5,313
Put - International Flavors & Fragrances, Inc.	USD	130.00	11/16/2018	USD	853,494	59	17,102	4,278
Put - iShares MSCI Emerging Markets	USD	37.00	11/02/2018	USD	4,992,900	1,275	47,387	3,825
Put - iShares MSCI Emerging Markets	USD	38.00	11/02/2018	USD	4,992,900	1,275	58,225	7,650
Put - Micron Technology, Inc.	USD	29.00	11/16/2018	USD	1,603,100	425	15,300	4,250
Put - Rapid7, Inc.	USD	30.00	11/16/2018	USD	463,872	128	14,208	5,760
Put - Santander Consumer USA Holdings, Inc.	USD	17.00	11/16/2018	USD	318,750	170	6,800	1,700
Put - Teladoc Health, Inc.	USD	60.00	11/16/2018	USD	589,390	85	19,549	10,965
Put - Voya Financial, Inc.	USD	46.00	11/16/2018	USD	420,096	96	11,616	25,440

Total							$403,947	$218,491

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Call - Advanced Micro Devices, Inc.	USD	42.00	01/18/2019	USD	154,785	85	$(18,004)	$(425)
Call - SPDR S&P 500 ETF Trust	USD	305.00	11/16/2018	USD	23,003,550	850	(9,775)	(1,700)
Put - Teladoc Health, Inc.	USD	55.00	11/16/2018	USD	589,390	85	(11,843)	(6,205)

Total							$(39,622)	$(8,330)

	Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS	$(39,622)	$(8,330)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (I)
Reference Entity	Counterparty	Pay/Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
FireEye, Inc., 1.63%, 06/01/2035	CITI	Receive	Monthly/ Semi-Annually	04/05/2019	USD	3,715,240	4,000,000	$(18,303)	$172,450	$(190,753)
Inmarsat PLC, 3.88%, 09/09/2023	CITI	Receive	Monthly/ Semi-Annually	01/10/2019	USD	2,627,431	2,400,000	57,394	(194,805)	252,199

Total								$39,091	$(22,355)	$61,446

Value
OTC Swap Agreements, at value (Assets)	$57,394
OTC Swap Agreements, at value (Liabilities)	$(18,303)

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
Euro-BTP Italy Government Bond	Short	(17)	12/06/2018	$(2,332,112)	$(2,342,185)	$—	$(10,073)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
SSB	11/30/2018	USD	4,458,346	EUR	3,900,000	$30,441	$—
SSB	11/30/2018	USD	5,458,504	HKD	42,770,000	—	(1,554)
SSB	11/30/2018	USD	1,063,966	JPY	119,314,000	4,240	—

Total						$34,681	$(1,554)

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$10,316,204	$288,685	$—	$10,604,889
Convertible Preferred Stocks	3,296,939	—	—	3,296,939
Convertible Bonds	—	47,561,504	—	47,561,504
Corporate Debt Securities	—	21,874,736	—	21,874,736
Other Investment Company	2,340,767	—	—	2,340,767
Repurchase Agreement	—	34,699,160	—	34,699,160
Exchange-Traded Options Purchased	218,491	—	—	218,491

Total Investments	$16,172,401	$104,424,085	$—	$120,596,486

Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$57,394	$—	$57,394
Forward Foreign Currency Contracts (K)	—	34,681	—	34,681

Total Other Financial Instruments	$—	$92,075	$—	$92,075

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION (continued):

Valuation Inputs (continued) (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
LIABILITIES
Securities Sold Short
Common Stocks	$(17,343,478)	$(2,285,716)	$—	$(19,629,194)
Corporate Debt Securities	—	(3,929,329)	—	(3,929,329)
Investment Company	(450,438)	—	—	(450,438)

Total Securities Sold Short	$(17,793,916)	$(6,215,045)	$—	$(24,008,961)

Other Financial Instruments
Exchange-Traded Options Written	$(8,330)	$—	$—	$(8,330)
Over-the-Counter Total Return Swap Agreements	—	(18,303)	—	(18,303)
Futures Contracts (K)	(10,073)	—	—	(10,073)
Forward Foreign Currency Contracts (K)	—	(1,554)	—	(1,554)

Total Other Financial Instruments	$(18,403)	$(19,857)	$—	$(38,260)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,282,067. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	All or a portion of these securities have been segregated by the custodian as collateral for open exchange-traded options and securities sold short transactions. The total value of such securities is $26,413,970.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the total value of Regulation S securities is $7,497,201, representing 6.4% of the Fund’s net assets.
(F)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $31,361,430, representing 26.9% of the Fund’s net assets.
(G)	Rates disclosed reflect the yields at October 31, 2018.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2018, the value of the security is $(470,317), representing (0.4)% of the Fund’s net assets.
(I)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(J)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

COUNTERPARTY ABBREVIATIONS:

CITI	Citibank N.A.
SSB	State Street Bank & Trust Co.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Floating Rate

(unaudited)

MARKET ENVIRONMENT

In the fourth quarter of 2017, buoyed by consumption, business equipment spending, and a general pick-up in global economic activity, U.S. gross domestic product (“GDP”) growth accelerated to 2.3% year-over-year. Market participants turned their focus to the eventuality of a near-term fiscal push, notably via tax policy. Equity prices rallied in response, and 2018 and 2019 GDP consensus estimates inched higher. In late 2017, Congress passed and President Trump signed broad tax relief for individuals, small businesses, and corporations into law.

The front end of the yield curve continued to reprice in the first half of the year as the U.S. Federal Reserve (“Fed”) maintained its outlook for steady economic growth and signaled the likelihood of more rate hikes in the future amid increasing Treasury supply. The 10-year Treasury yield settled roughly 11 basis points higher, and the 2-year yield about 25 basis points higher in the second quarter, pushing the spread between the 2- and 10-year Treasuries to its then narrowest level in more than a decade. Additionally, the LIBOR-Option Implied Spread (“OIS”), which had been widening throughout the first quarter of 2018, peaked early in the second quarter before declining materially.

Policy and politics remained center-stage in the third quarter as Washington’s trade spat with China continued to escalate. These risks surrounding trade policy were noted as a concern by the Fed in its September meeting minutes. Even so, the Fed stayed the course on normalizing rates given continued economic strength, hiking again in September to bring the policy rate above 2% for the first time since 2008.

Against this backdrop, the leveraged loan market was consistently robust over the past twelve months. Most notably, the market exhibited strong demand for loans as collateralized loan obligation (“CLO”) creation, a large leveraged loan investor base, was robust. As such, new-issue CLOs have exceeded $100 billion through the first ten months of 2018. Additionally, rising LIBOR rates also created more demand for loans, as investors sought protection from rising interest rates.

Underpinning the loan market strength was a generally healthy U.S. economy, allowing many issuers to push out their debt maturities for several years, dramatically improving many borrowers’ liquidity position.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Floating Rate (Class A) returned 3.32%, excluding any sales charges. By comparison, its benchmark, the Credit Suisse Leveraged Loan Index, returned 4.89%.

STRATEGY REVIEW

Security selection, most notably CCCs and single B-rated loans, was the largest detractor from performance in the last twelve months. Our underweight to CCCs detracted as lower-quality outperformed. However, our underweight to BBs contributed favorably to relative performance, although security selection within BBs detracted.

By sub-sector, top contributors to active returns included media/telecom, consumer durables and transportation. The largest detractors included holdings in retail, forest products and information technology.

With respect to positioning, we have continued to believe that food and beverage, packaging, and consumer products industries would benefit from historically low energy prices and increased consumer spending, resulting in a consistent overweight to these sectors. However, we have remained underweight to retail given our negative outlook for the sector, driven by slower mall traffic, weak margins, and poorly structured deals. Additionally, we have remained underweight to the technology sector. While the sector has benefited from secular growth, we have continued to believe there is quite a bit of risk in many information technology deals.

John F. Bailey, CFA

Jason P. Felderman, CFA

Zach Halstead

James K. Schaeffer, Jr.

Co-Portfolio Managers

AEGON USA Investment Management, LLC

Fund Characteristics	Years
Average Maturity §	4.60
Duration †	0.32

Credit Quality ‡	Percentage of Net Assets
AAA	4.4%
BBB	3.2
BB	26.4
B	57.7
CCC and Below	2.5
Not Rated	5.3
Net Other Assets (Liabilities)	0.5
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2018

Transamerica Floating Rate

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(1.62)%	2.56%	2.56%	10/31/2013
Class A (NAV)	3.32%	3.57%	3.57%	10/31/2013
Credit Suisse Leveraged Loan Index (A)	4.89%	4.19%	4.18%
Class C (POP)	1.56%	2.80%	2.80%	10/31/2013
Class C (NAV)	2.55%	2.80%	2.80%	10/31/2013
Class I (NAV)	3.57%	3.76%	3.76%	10/31/2013
Class I2 (NAV)	3.64%	3.87%	3.86%	10/31/2013
Class T1 (POP)	0.76%	N/A	1.82%	03/17/2017
Class T1 (NAV)	3.39%	N/A	3.45%	03/17/2017

(A) Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the dollar denominated leveraged loan market.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities in not guaranteed. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond.

Transamerica Funds	Annual Report 2018

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES - 6.4%
Building Products - 0.3%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (A)	$ 1,800,000	$ 1,811,250

Consumer Finance - 0.5%
Altice US Finance I Corp. 5.38%, 07/15/2023 (A)	1,250,000	1,249,762
Springleaf Finance Corp. 5.25%, 12/15/2019	2,500,000	2,525,000

		3,774,762

Containers & Packaging - 0.4%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, 10/15/2020	969,108	969,108
3-Month LIBOR + 3.50%, 5.94% (B), 07/15/2021 (A) (C)	2,000,000	2,020,000

		2,989,108

Equity Real Estate Investment Trusts - 0.2%
iStar, Inc. 5.00%, 07/01/2019	1,291,000	1,291,807

Food & Staples Retailing - 0.2%
Rite Aid Corp. 6.13%, 04/01/2023 (A)	1,250,000	1,061,719

Health Care Providers & Services - 1.6%
Aveta, Inc. 7.00%, 04/01/2019 (C) (D) (E)	1,700,000	—
CHS / Community Health Systems, Inc.
5.13%, 08/01/2021 (C)	1,000,000	947,500
6.25%, 03/31/2023	2,000,000	1,839,400
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 05/01/2023 (A)	4,180,000	4,415,125
Tenet Healthcare Corp.
4.63%, 07/15/2024	2,650,000	2,554,203
4.75%, 06/01/2020	2,000,000	2,005,000

		11,761,228

Hotels, Restaurants & Leisure - 0.5%
Scientific Games International, Inc. 5.00%, 10/15/2025 (A)	4,000,000	3,720,000

Machinery - 0.0% (F)
RBS Global, Inc. / Rexnord LLC 4.88%, 12/15/2025 (A)	285,000	267,187

Media - 1.0%
CSC Holdings LLC
6.63%, 10/15/2025 (A)	2,000,000	2,095,000
6.75%, 11/15/2021	500,000	523,575
DISH DBS Corp. 6.75%, 06/01/2021	2,000,000	2,020,000
MediaCom Broadband LLC / MediaCom Broadband Corp. 5.50%, 04/15/2021	1,600,000	1,606,800
WMG Acquisition Corp. 5.63%, 04/15/2022 (A)	1,000,000	1,011,250

		7,256,625

Paper & Forest Products - 0.5%
Norbord, Inc. 6.25%, 04/15/2023 (A)	3,200,000	3,248,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals - 0.7%
Bausch Health Cos., Inc.
6.50%, 03/15/2022 (A)	$ 2,000,000	$ 2,070,000
7.00%, 03/15/2024 (A)	3,100,000	3,246,289

		5,316,289

Real Estate Management & Development - 0.4%
Realogy Group LLC / Realogy Co-Issuer Corp. 5.25%, 12/01/2021 (A) (C)	3,000,000	2,947,500

Software - 0.1%
Infor US, Inc. 5.75%, 08/15/2020 (A)	500,000	505,625

Total Corporate Debt Securities (Cost $46,900,165)		45,951,100

LOAN ASSIGNMENTS - 84.3%
Aerospace & Defense - 0.8%
Avolon TLB Borrower 1 LLC Term Loan B3, 1-Month LIBOR + 2.00%, 4.28% (B), 01/15/2025	1,314,262	1,309,699
TransDigm, Inc.
Term Loan E,
1-Month LIBOR + 2.50%, 4.80% (B), 05/30/2025	2,332,093	2,317,517
Term Loan G,
1-Month LIBOR + 2.50%, 4.80% (B), 08/22/2024	2,468,844	2,455,574

		6,082,790

Airlines - 0.5%
American Airlines, Inc.
1st Lien Term Loan,
3-Month LIBOR + 2.00%, 4.28% (B), 10/12/2021	979,592	971,785
Term Loan,
1-Month LIBOR + 2.00%, 4.28% (B), 12/14/2023	990,000	982,111
Term Loan B,
1-Month LIBOR + 1.75%, 4.04% (B), 06/27/2025	2,000,000	1,956,876

		3,910,772

Auto Components - 1.1%
Jason, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.50%, 6.89% (B), 06/30/2021	3,939,210	3,919,514
K&N Engineering, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.75%, 7.14% (B), 10/19/2023	2,243,750	2,243,750
Mavis Tire Express Services Corp. 1st Lien Term Loan,
1-Month LIBOR + 3.25%, 5.53% (B), 03/20/2025	1,500,962	1,487,828
Delayed Draw Term Loan,
1-Month LIBOR + 3.25%, 1.25% (B), 03/20/2025	13,246	13,130

		7,664,222

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Automobiles - 0.1%
FCA US LLC Term Loan B, 1-Month LIBOR + 2.00%, 4.30% (B), 12/31/2018	$ 1,000,000	$ 1,000,312

Beverages - 0.2%
Blue Ribbon LLC Term Loan, 3-Month LIBOR + 4.00%, 6.26% (B), 11/13/2021	1,493,313	1,391,581

Building Products - 0.8%
Anvil International LLC Term Loan B, 1-Month LIBOR + 4.50%, 6.81% (B), 08/01/2024	2,352,494	2,367,197
Builders FirstSource, Inc. Term Loan B, 3-Month LIBOR + 3.00%, 5.39% (B), 02/29/2024	1,969,748	1,948,820
VT Topco, Inc. 1st Lien Term Loan,
3-Month LIBOR + 3.75%, 6.09% (B), 08/01/2025	752,000	754,820
2nd Lien Term Loan,
3-Month LIBOR + 7.00%, 9.34% (B), 07/31/2026	750,000	750,000
Delayed Draw Term Loan,
3-Month LIBOR + 3.75%, 1.55% (B), 08/01/2025	35,093	35,225

		5,856,062

Capital Markets - 2.0%
Blucora, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 5.30% (B), 05/22/2024	280,125	280,359
CRCI Longhorn Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.78% (B), 08/08/2025	1,600,000	1,601,000
Crown Finance US, Inc. Term Loan, 1-Month LIBOR + 2.50%, 4.80% (B), 02/28/2025	1,991,247	1,981,291
Duff & Phelps Corp. Term Loan B, 1-Month LIBOR + 3.25%, 5.55% (B), 02/13/2025	1,985,013	1,981,467
Guggenheim Partners LLC Term Loan, 1-Month LIBOR + 2.75%, 5.05% (B), 07/21/2023	1,858,412	1,868,284
Kingpin Intermediate Holdings LLC Term Loan B, 1-Month LIBOR + 3.50%, 5.81% (B), 07/03/2024	3,476,241	3,484,931
RPI Finance Trust Term Loan B6, 3-Month LIBOR + 2.00%, 4.39% (B), 03/27/2023	479,924	479,924

	Principal	Value
LOAN ASSIGNMENTS (continued)
Capital Markets (continued)
SIWF Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 4.25%, 6.54% (B), 06/15/2025	$ 2,518,688	$ 2,537,578

		14,214,834

Chemicals - 2.3%
DuBois Chemicals, Inc. 1st Lien Term Loan B, 1-Month LIBOR + 3.25%, 5.55% (B), 03/15/2024	2,317,178	2,308,489
Encapsys LLC 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 5.55% (B), 11/07/2024	1,800,950	1,805,452
GrafTech Finance, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 5.80% (B), 02/12/2025	1,975,000	1,982,406
Minerals Technologies, Inc.
Term Loan, 4.75%, 05/09/2021 (G)	3,100,000	3,103,875
Term Loan B,
3-Month LIBOR + 2.25%, 4.56% (B), 02/14/2024	112,294	112,434
Plaskolite, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.80% (B), 11/03/2022	2,388,000	2,382,030
Trinseo Materials Operating SCA Term Loan, 1-Month LIBOR + 2.00%, 4.30% (B), 09/06/2024	594,000	589,174
Tronox Blocked Borrower LLC Term Loan B, 1-Month LIBOR + 3.00%, 5.30% (B), 09/23/2024	300,058	299,433
Tronox Finance LLC Term Loan B, 1-Month LIBOR + 3.00%, 5.30% (B), 09/23/2024	692,442	691,000
VAC Germany Holdings GmbH Term Loan B, 3-Month LIBOR + 4.00%, 6.39% (B), 03/08/2025	1,144,250	1,139,959
Venator Materials Corp. Term Loan B, 1-Month LIBOR + 3.00%, 5.30% (B), 08/08/2024	2,234,981	2,232,187

		16,646,439

Commercial Services & Supplies - 5.2%
Advanced Disposal Services, Inc. Term Loan B3, 1-Week LIBOR + 2.25%, 4.46% (B), 11/10/2023 (H)	3,701,885	3,698,801
Aramark Services, Inc. Term Loan B2,
1-Month LIBOR + 1.75%, 4.05% (B), 03/28/2024	380,869	380,274

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
Aramark Services, Inc. (continued)
Term Loan B3,
1-Month LIBOR + 1.75%, 4.05% (B), 03/11/2025	$ 466,331	$ 466,215
Asurion LLC Term Loan B4,
1-Month LIBOR + 3.00%, 5.30% (B), 08/04/2022	1,166,593	1,167,688
Term Loan B6,
1-Month LIBOR + 3.00%, 5.30% (B), 11/03/2023	2,408,586	2,410,091
Term Loan B7,
1-Month LIBOR + 3.00%, 5.30% (B), 11/03/2024	997,500	998,248
EWT Holdings III Corp. Repriced Term Loan, 1-Month LIBOR + 3.00%, 5.30% (B), 12/20/2024	3,284,568	3,268,145
Garda World Security Corp. Term Loan, 3-Month LIBOR + 2.50%, 5.82% (B), 05/24/2024	3,132,575	3,139,429
GFL Environmental, Inc. Delayed Draw Term Loan,
3-Month LIBOR + 2.75%, 7.00% (B), 05/30/2025	386,740	381,181
Term Loan B,
3-Month LIBOR + 2.75%, 5.14% (B), 05/30/2025 (H)	4,605,477	4,539,273
Gopher Resource LLC 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 5.55% (B), 03/06/2025	995,000	996,244
Prime Security Services Borrower LLC 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 5.05% (B), 05/02/2022	3,940,125	3,937,312
Spin Holdco, Inc. Term Loan B, 3-Month LIBOR + 3.25%, 5.69% (B), 11/14/2022	4,421,343	4,419,132
Technimark LLC 1st Lien Term Loan, 3-Month LIBOR + 3.75%, 6.03% (B), 08/06/2025	1,400,000	1,400,875
TruGreen, LP Term Loan, 1-Month LIBOR + 4.00%, 6.29% (B), 04/13/2023	3,437,787	3,476,462
Wrangler Buyer Corp. Term Loan B, 3-Month LIBOR + 2.75%, 5.01% (B), 09/27/2024	2,979,987	2,978,745

		37,658,115

Communications Equipment - 0.5%
Securus Technologies Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 4.50%, 6.80% (B), 11/01/2024 (H)	3,231,742	3,239,013

	Principal	Value
LOAN ASSIGNMENTS (continued)
Construction & Engineering - 2.0%
Granite Acquisition, Inc. Term Loan B,
3-Month LIBOR + 3.50%, 5.90% (B), 12/19/2021	$ 3,296,422	$ 3,301,366
Term Loan C,
3-Month LIBOR + 3.50%, 5.89% (B), 12/19/2021	120,590	120,771
McDermott Technology Americas, Inc. 1st Lien Term Loan, 1-Month LIBOR + 5.00%, 7.30% (B), 05/12/2025	2,487,500	2,458,894
Pike Corp. Term Loan B, 1-Month LIBOR + 3.50%, 5.81% (B), 03/23/2025	918,717	923,310
Pisces Midco, Inc. Term Loan, 3-Month LIBOR + 3.75%, 6.18% (B), 04/12/2025	3,491,250	3,475,250
PSC Industrial Holdings Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 6.04% (B), 10/03/2024	2,982,475	2,980,611
Robertshaw US Holding Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.81% (B), 02/28/2025	1,343,250	1,323,101

		14,583,303

Construction Materials - 0.5%
Forterra Finance LLC Term Loan B, 1-Month LIBOR + 3.00%, 5.30% (B), 10/25/2023	3,689,821	3,390,613

Consumer Finance - 0.4%
Altice US Finance I Corp. Term Loan B, 1-Month LIBOR + 2.25%, 4.55% (B), 07/28/2025	2,972,425	2,963,136

Containers & Packaging - 4.2%
Anchor Glass Container Corp. 1st Lien Term Loan,
1-Month LIBOR + 2.75%, 5.08% (B), 12/07/2023	2,947,688	2,616,073
2nd Lien Term Loan,
1-Month LIBOR + 7.75%, 10.04% (B), 12/07/2024	3,335,000	2,234,450
Ball Metalpack LLC 1st Lien Term Loan B,
1-Month LIBOR + 4.50%, 6.80% (B), 07/24/2025	708,225	714,865
2nd Lien Term Loan B,
1-Month LIBOR + 8.75%, 11.05% (B), 07/24/2026	1,000,000	985,000
Berry Global, Inc. Term Loan Q,
1-Month LIBOR + 2.00%, 4.28% (B), 10/01/2022	1,062,170	1,061,174

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Containers & Packaging (continued)
Berry Global, Inc. (continued)
Term Loan R,
3-Month LIBOR + 2.00%, 4.28% (B), 01/19/2024	$ 1,273,711	$ 1,270,527
Term Loan T,
2-Month LIBOR + 1.75%, 4.03% (B), 01/06/2021	250,000	249,375
Consolidated Container Co. LLC 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 5.05% (B), 05/22/2024	1,485,028	1,485,491
Flex Acquisition Co., Inc.
1st Lien Term Loan,
3-Month LIBOR + 3.00%, 5.26% (B), 12/29/2023	2,515,931	2,510,092
Term Loan,
1-Month LIBOR + 3.25%, 5.51% (B), 06/29/2025	997,500	998,568
Packaging Coordinators Midco, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 6.39% (B), 06/30/2023	3,432,853	3,437,144
Plastipak Packaging, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 4.81% (B), 10/14/2024	2,576,481	2,566,819
Printpack Holdings, Inc. Term Loan, 1-Month LIBOR + 3.00%, 5.31% (B), 07/26/2023 (H)	2,280,449	2,271,897
Proampac PG Borrower LLC
1st Lien Term Loan,
3-Month LIBOR + 3.50%, 5.84% (B), 11/18/2023	1,646,796	1,648,167
2nd Lien Term Loan,
3-Month LIBOR + 8.50%, 10.81% (B), 11/18/2024	1,000,000	1,005,000
Reynolds Group Holdings, Inc. Term Loan, 1-Month LIBOR + 2.75%, 5.05% (B), 02/05/2023	4,228,944	4,229,604
TricorBraun Holdings, Inc.
1st Lien Delayed Draw Term Loan,
3-Month LIBOR + 3.75%, 6.10% (B), 11/30/2023	78,750	78,824
1st Lien Term Loan,
3-Month LIBOR + 3.75%, 6.14% (B), 11/30/2023	781,534	782,267

		30,145,337

Distributors - 0.4%
Autoparts Holdings, Ltd. 1st Lien Term Loan, 1-Month LIBOR + 6.75%, 9.05% (B), 12/19/2021	3,055,596	3,055,596

	Principal	Value
LOAN ASSIGNMENTS (continued)
Diversified Consumer Services - 1.3%
Pre-Paid Legal Services, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 5.55% (B), 05/01/2025	$ 3,675,439	$ 3,686,924
ServiceMaster Co. Term Loan B, 1-Month LIBOR + 2.50%, 4.80% (B), 11/08/2023	534,310	535,112
USS Ultimate Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 6.05% (B), 08/25/2024	2,383,833	2,392,029
William Morris Endeavor Entertainment LLC 1st Lien Term Loan, 3-Month LIBOR + 2.75%, 5.28% (B), 05/18/2025 (H)	2,636,145	2,627,082

		9,241,147

Diversified Financial Services - 0.7%
Compass Group Diversified Holdings LLC Term Loan B, 4.80% (B), 04/17/2025	997,494	997,993
NBG Acquisition, Inc. Term Loan, 3-Month LIBOR + 5.50%, 8.09% (B), 04/26/2024	1,806,816	1,788,748
Russell Investments US Institutional Holdco, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 5.55% (B), 06/01/2023 (H)	1,973,798	1,980,377
WG Partners Acquisition LLC Term Loan B, 3-Month LIBOR + 3.50%, 5.89% (B), 11/15/2023	365,714	365,714

		5,132,832

Diversified Telecommunication Services - 2.6%
CenturyLink, Inc.
Term Loan A,
TBD, 11/01/2022 (H) (I)	493,590	492,973
Term Loan B,
1-Month LIBOR + 2.75%, 5.05% (B), 01/31/2025	2,977,500	2,941,026
Frontier Communications Corp. Delayed Draw Term Loan A, 1-Month LIBOR + 2.75%, 5.06% (B), 03/31/2021	2,249,417	2,196,932
Global Tel*Link Corp. 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 6.39% (B), 05/23/2020	3,875,639	3,880,483
Hargray Communications Group, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 5.30% (B), 05/16/2024	1,466,288	1,463,997
Intelsat Jackson Holdings SA Term Loan B5, 6.63%, 01/02/2024 (G)	2,610,000	2,670,030

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Diversified Telecommunication Services (continued)
Virgin Media Bristol LLC Term Loan K, 1-Month LIBOR + 2.50%, 4.78% (B), 01/15/2026	$ 3,000,000	$ 2,996,787
Windstream Services LLC Repriced Term Loan B6, 1-Month LIBOR + 4.00%, 6.29% (B), 03/29/2021	1,869,485	1,738,621

		18,380,849

Electrical Equipment - 1.5%
Atkore International, Inc. 1st Lien Term Loan, 3-Month LIBOR + 2.75%, 5.14% (B), 12/22/2023	2,310,614	2,309,893
Electrical Components International, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.25%, 6.64% (B), 06/26/2025	1,745,625	1,754,353
Global Appliance, Inc.
Term Loan A,
1-Month LIBOR + 3.25%, 5.56% (B), 09/29/2022	492,462	486,307
Term Loan B,
1-Month LIBOR + 4.00%, 6.31% (B), 09/29/2024	2,970,000	2,940,300
Trojan Battery Co. LLC Term Loan, 1-Month LIBOR + 4.75%, 7.04% (B), 06/11/2021	2,940,391	2,940,391
VC GB Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.00%, 5.30% (B), 02/28/2024 (H)	675,338	668,585

		11,099,829

Electronic Equipment, Instruments & Components - 1.6%
Badger Buyer Corp. Term Loan B, 1-Month LIBOR + 3.50%, 5.80% (B), 09/28/2024	2,461,140	2,448,834
Electro Rent Corp. 1st Lien Term Loan, 3-Month LIBOR + 5.00%, 7.49% (B), 01/31/2024	2,854,212	2,875,619
Radio Systems Corp. Term Loan B, 1-Month LIBOR + 2.75%, 5.05% (B), 05/02/2024	3,959,975	3,959,975
Verra Mobility Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 6.04% (B), 02/28/2025	2,487,500	2,498,694

		11,783,122

Equity Real Estate Investment Trusts - 1.0%
iStar, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 5.03% (B), 06/28/2023	2,590,302	2,583,826

	Principal	Value
LOAN ASSIGNMENTS (continued)
Equity Real Estate Investment Trusts (continued)
MGM Growth Properties Operating Partnership, LP
Term Loan A,
1-Month LIBOR + 2.25%, 4.55% (B), 04/23/2021	$ 3,500,000	$ 3,500,000
Term Loan B,
1-Month LIBOR + 2.00%, 4.30% (B), 03/21/2025	492,424	490,578
VICI Properties 1 LLC Term Loan B, 1-Month LIBOR + 2.00%, 4.28% (B), 12/20/2024	715,909	713,560

		7,287,964

Food & Staples Retailing - 2.6%
Albertsons LLC
Term Loan B4,
1-Month LIBOR + 2.75%, 5.05% (B), 08/25/2021	2,239,807	2,235,258
Term Loan B6,
3-Month LIBOR + 3.00%, 5.31% (B), 06/22/2023	2,695,069	2,677,384
Term Loan B7,
TBD, 10/29/2025 (H) (I)	1,500,000	1,486,875
BJ’s Wholesale Club, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.00%, 5.28% (B), 02/03/2024	3,259,653	3,263,728
Chef’s Warehouse Leasing Co. LLC 1st Lien Term Loan, 1-Month LIBOR + 4.00%, 6.30% (B), 06/22/2022	2,079,114	2,085,611
Give & Go Prepared Foods Corp. 1st Lien Term Loan, 3-Month LIBOR + 4.25%, 6.64% (B), 07/29/2023	4,292,861	3,772,352
Hostess Brands LLC Repriced Term Loan, 2-Month LIBOR + 2.25%, 4.69% (B), 08/03/2022	3,223,100	3,204,567

		18,725,775

Food Products - 2.4%
CSM Bakery Solutions LLC 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 6.41% (B), 07/03/2020	3,596,312	3,452,460
Del Monte Foods, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 5.56% (B), 02/18/2021	1,962,197	1,727,960
Dole Food Co., Inc. Term Loan B, 3-Month LIBOR + 2.75%, 5.05% (B), 04/06/2024	2,493,979	2,485,796
Kettle Cuisine LLC Term Loan, 1-Month LIBOR + 3.75%, 6.04% (B), 08/22/2025	2,000,000	1,995,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Food Products (continued)
Nomad Foods Europe Midco, Ltd. Term Loan B4, 1-Month LIBOR + 2.25%, 4.53% (B), 05/15/2024	$ 1,740,000	$ 1,730,574
Post Holdings, Inc. Series A, Term Loan, 1-Month LIBOR + 2.00%, 4.29% (B), 05/24/2024	2,681,514	2,675,647
Shearer’s Foods, Inc. 1st Lien Term Loan, 1-Month LIBOR + 4.25%, 6.55% (B), 06/30/2021	3,122,146	3,106,535

		17,173,972

Health Care Equipment & Supplies - 3.6%
Carestream Dental Equiment, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 5.64% (B), 09/01/2024	2,077,840	2,062,256
CPI Holdco LLC 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.89% (B), 03/21/2024	3,903,229	3,917,866
DentalCorp Perfect Smile ULC
1st Lien Delayed Draw Term Loan,
1-Month LIBOR + 3.75%, 4.52% (B), 06/06/2025	134,150	134,736
1st Lien Term Loan,
1-Month LIBOR + 3.75%, 6.05% (B), 06/06/2025	1,596,000	1,602,982
DJO Finance LLC Term Loan, 1-Month LIBOR + 3.25%, 5.60% (B), 06/08/2020	4,145,357	4,132,921
Mallinckrodt International Finance SA
Term Loan B,
3-Month LIBOR + 2.75%, 5.14% (B), 09/24/2024	1,654,139	1,633,462
6-Month LIBOR + 3.00%, 5.52% (B), 02/24/2025	995,000	987,331
Onex Carestream Finance, LP
1st Lien Term Loan,
1-Month LIBOR + 4.00%, 6.30% (B), 06/07/2019	4,305,439	4,287,951
2nd Lien Term Loan,
1-Month LIBOR + 8.50%, 10.80% (B), 12/07/2019	1,000,000	995,000
Ortho-Clinical Diagnostics SA Term Loan B, 1-Month LIBOR + 3.25%, 5.54% (B), 06/30/2025 (H)	3,087,918	3,075,051
YI LLC
1st Lien Delayed Draw Term Loan,
3-Month LIBOR + 1.00%, 3.59% (B), 11/07/2024 (H)	298,987	298,239
1st Lien Term Loan,
3-Month LIBOR + 4.00%, 6.39% (B), 11/07/2024	2,476,118	2,469,928

		25,597,723

	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Providers & Services - 3.9%
AHP Health Partners, Inc. Term Loan, 1-Month LIBOR + 4.50%, 6.80% (B), 06/30/2025	$ 2,693,250	$ 2,707,839
Community Health Systems, Inc. Term Loan H, 3-Month LIBOR + 3.25%, 5.56% (B), 01/27/2021 (H)	617,041	603,672
DuPage Medical Group, Ltd. Term Loan, 1-Month LIBOR + 2.75%, 5.05% (B), 08/15/2024	2,995,710	2,968,249
Explorer Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 6.14% (B), 05/02/2023	1,382,323	1,390,963
Gentiva Health Services, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 6.06% (B), 07/02/2025	1,710,407	1,712,545
HCA, Inc.
Term Loan B10,
1-Month LIBOR + 2.00%, 4.30% (B), 03/13/2025	376,239	377,754
Term Loan B11,
1-Month LIBOR + 1.75%, 4.05% (B), 03/18/2023	618,761	620,640
Heartland Dental LLC 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 6.05% (B), 04/30/2025	2,602,174	2,589,163
PharMerica Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.78% (B), 12/06/2024	2,243,725	2,250,270
Quorum Health Corp. Term Loan B, 1-Month LIBOR + 6.75%, 9.05% (B), 04/29/2022	4,057,839	4,095,037
RadNet, Inc. Repriced Term Loan, 3-Month LIBOR + 3.75%, 6.22% (B), 06/30/2023	2,338,356	2,344,202
Sound Inpatient Physicians 1st Lien Term Loan, 1-Month LIBOR + 3.00%, 5.30% (B), 06/27/2025	1,995,000	1,997,494
Team Health Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 5.05% (B), 02/06/2024	1,871,500	1,766,228
Valitas Health Services, Inc. 2nd Lien Term Loan, 3-Month LIBOR + 5.00%, 4.60% (B), 04/14/2022 (E) (J)	272,474	135,697

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Providers & Services (continued)
WP CityMD Bidco LLC 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 5.89% (B), 06/07/2024	$ 2,487,437	$ 2,489,509

		28,049,262

Health Care Technology - 0.4%
Change Healthcare Holdings LLC Term Loan B, 1-Month LIBOR + 2.75%, 5.05% (B), 03/01/2024	2,934,848	2,929,956

Hotels, Restaurants & Leisure - 5.1%
1011778 B.C. Unlimited Liability Co. Term Loan B3, 1-Month LIBOR + 2.25%, 4.55% (B), 02/16/2024	1,074,202	1,069,502
Affinity Gaming LLC Term Loan, 1-Month LIBOR + 3.25%, 5.55% (B), 07/01/2023	2,848,684	2,832,304
Boyd Gaming Corp. Term Loan B3, 1-Week LIBOR + 2.25%, 4.47% (B), 09/15/2023	1,369,862	1,370,840
Caesars Resort Collection LLC 1st Lien Term Loan B, 1-Month LIBOR + 2.75%, 5.05% (B), 12/22/2024	2,977,500	2,977,500
ClubCorp Holdings, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 5.14% (B), 09/18/2024	2,458,536	2,416,537
Eldorado Resorts LLC Term Loan B, 3-Month LIBOR + 2.25%, 4.56% (B), 04/17/2024	1,913,500	1,913,500
Hilton Worldwide Finance LLC Term Loan B2, 1-Month LIBOR + 1.75%, 4.03% (B), 10/25/2023	922,280	922,536
IRB Holding Corp. 1st Lien Term Loan, 2-Month LIBOR + 3.25%, 5.46% (B), 02/05/2025	1,990,000	1,986,446
Marriott Ownership Resorts, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 4.55% (B), 08/29/2025	700,000	701,750
MGM Resorts International Term Loan A, 1-Month LIBOR + 2.50%, 4.80% (B), 04/25/2021	456,250	456,250
Mohegan Tribal Gaming Authority Term Loan A, 1-Month LIBOR + 3.75%, 6.05% (B), 10/13/2021	2,218,201	2,171,619

	Principal	Value
LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
NEP/NCP Holdco, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 5.47% (B), 10/20/2025	$ 3,000,000	$ 3,010,314
NPC International, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.80% (B), 04/19/2024	2,486,718	2,493,972
Penn National Gaming, Inc.
1st Lien Term Loan B,
3-Month LIBOR + 2.25%, 4.58% (B), 10/15/2025	1,250,000	1,252,735
Term Loan A,
2-Month LIBOR + 1.50%, 3.83% (B), 01/19/2022	2,312,500	2,311,922
Scientific Games International, Inc. Term Loan B5, 2-Month LIBOR + 2.75%, 5.05% (B), 08/14/2024	2,228,166	2,205,884
SeaWorld Parks & Entertainment, Inc. Term Loan B5, 1-Month LIBOR + 3.00%, 5.30% (B), 03/31/2024	3,037,332	3,031,258
Station Casinos LLC Term Loan B, 1-Month LIBOR + 2.50%, 4.81% (B), 06/08/2023	3,512,613	3,508,223

		36,633,092

Household Durables - 3.1%
American Bath Group LLC Term Loan B, 3-Month LIBOR + 4.25%, 6.64% (B), 09/30/2023	3,629,225	3,642,835
API Heat Transfer ThermaSys Corp. Term Loan, 3-Month LIBOR + 3.00%, 8.25% (B), 05/03/2019	1,830,247	1,578,588
Hoffmaster Group, Inc.
1st Lien Term Loan,
1-Month LIBOR + 4.00%, 6.30% (B), 11/21/2023	5,035,379	5,051,114
2nd Lien Term Loan,
1-Month LIBOR + 9.50%, 11.80% (B), 11/21/2024	900,000	906,750
Janus International Group LLC 1st Lien Term Loan, 1-Month LIBOR + 3.00%, 5.30% (B), 02/12/2025	995,623	978,200
Libbey Glass, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 5.28% (B), 04/09/2021	2,264,948	2,256,454
Lifetime Brands, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 5.80% (B), 02/28/2025	3,731,250	3,740,578

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Household Durables (continued)
LTI Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.80% (B), 09/06/2025	$ 1,000,000	$ 998,750
WKI Holding Co., Inc. Term Loan B, 3-Month LIBOR + 4.00%, 6.34% (B), 05/01/2024	3,461,237	3,400,666

		22,553,935

Household Products - 1.0%
KIK Custom Products, Inc. Term Loan B, 1-Month LIBOR + 4.00%, 6.30% (B), 05/15/2023	4,633,088	4,608,477
Spectrum Brands, Inc. Term Loan B, 2-Month LIBOR + 2.00%, 4.35% (B), 06/23/2022	2,314,548	2,315,030

		6,923,507

Independent Power & Renewable Electricity Producers - 1.2%
Calpine Construction Finance Co., LP Term Loan B, 1-Month LIBOR + 2.50%, 4.80% (B), 01/15/2025	1,986,244	1,981,588
Calpine Corp. Term Loan B6, 3-Month LIBOR + 2.50%, 4.89% (B), 01/15/2023	3,815,144	3,804,653
Terra-Gen Finance Co. LLC Term Loan B, 1-Month LIBOR + 4.25%, 6.56% (B), 12/09/2021	438,930	367,603
Vistra Energy Corp. 1st Lien Term Loan B3, 1-Month LIBOR + 2.00%, 4.29% (B), 12/31/2025 (H)	2,491,250	2,481,908

		8,635,752

Interactive Media & Services - 0.1%
Ancestry.com Operations, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 5.55% (B), 10/19/2023	635,375	635,971

Internet & Direct Marketing Retail - 0.5%
Shutterfly, Inc. Delayed Draw Term Loan B,
1-Month LIBOR + 2.50%, 4.78% (B), 08/17/2024	2,409,145	2,409,145
Term Loan B2,
1-Month LIBOR + 2.75%, 5.06% (B), 08/17/2024	1,083,863	1,082,960

		3,492,105

IT Services - 3.3%
Allied Universal Holdco LLC Term Loan, 3-Month LIBOR + 3.75%, 6.14% (B), 07/28/2022	2,561,648	2,548,839

	Principal	Value
LOAN ASSIGNMENTS (continued)
IT Services (continued)
ConvergeOne Holdings Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 6.05% (B), 04/04/2025	$ 997,500	$ 998,436
First Data Corp. Term Loan, 1-Month LIBOR + 2.00%, 4.29% (B), 07/08/2022	4,714,374	4,703,446
Flexential Intermediate Corp. 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 5.89% (B), 08/01/2024	891,000	876,799
Go Daddy Operating Co. LLC Repriced Term Loan, 1-Month LIBOR + 2.25%, 4.55% (B), 02/15/2024	2,984,870	2,986,270
MoneyGram International, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 5.55% (B), 03/27/2020	2,001,044	1,900,992
Rackspace Hosting, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.00%, 5.35% (B), 11/03/2023	2,731,159	2,649,907
Tempo Acquisition LLC Term Loan, 1-Month LIBOR + 3.00%, 5.30% (B), 05/01/2024	2,942,551	2,939,790
Vestcom Parent Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 4.00%, 6.30% (B), 12/19/2023	1,437,625	1,434,031
Xerox Business Services LLC Term Loan B, 1-Month LIBOR + 2.50%, 4.80% (B), 12/07/2023	2,725,949	2,731,061

		23,769,571

Leisure Products - 0.4%
Recess Holdings, Inc. 1st Lien Term Loan, 6-Month LIBOR + 3.75%, 6.09% (B), 09/29/2024	2,968,214	2,975,635

Life Sciences Tools & Services - 0.3%
Jaguar Holding Co. II Term Loan, 1-Month LIBOR + 2.50%, 4.80% (B), 08/18/2022 (H)	1,350,434	1,345,370
Parexel International Corp. Term Loan B, 1-Month LIBOR + 2.75%, 5.05% (B), 09/27/2024 (H)	784,481	773,041

		2,118,411

Machinery - 3.7%
Clark Equipment Co. Term Loan B, 1-Month LIBOR + 2.00%, 4.38% (B), 05/18/2024	1,811,942	1,804,695

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Machinery (continued)
Columbus McKinnon Corp. Term Loan B, 3-Month LIBOR + 2.50%, 4.89% (B), 01/31/2024	$ 1,619,243	$ 1,619,243
Cortes NP Acquisition Corp. Term Loan B, 3-Month LIBOR + 4.00%, 6.31% (B), 11/30/2023	3,381,853	3,339,580
CPM Holdings, Inc. 2nd Lien Term Loan, TBD, 10/24/2026 (H) (I)	200,000	199,833
Filtration Group Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.00%, 5.30% (B), 03/29/2025	2,482,500	2,491,293
Gardner Denver, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 5.05% (B), 07/30/2024	2,915,290	2,921,016
Harsco Corp. Term Loan B1, 1-Month LIBOR + 2.25%, 4.56% (B), 12/06/2024	493,772	495,006
Milacron LLC Term Loan B, 1-Month LIBOR + 2.50%, 4.80% (B), 09/28/2023	4,420,004	4,417,242
Rexnord LLC Term Loan B, 1-Month LIBOR + 2.00%, 4.29% (B), 08/21/2024	2,621,936	2,623,984
Terex Corp. Term Loan B, 2-Month LIBOR + 2.00%, 4.29% (B), 01/31/2024	1,709,287	1,703,590
Wastequip LLC 1st Lien Term Loan,
1-Month LIBOR + 3.50%, 5.79% (B), 03/20/2025	2,487,500	2,495,273
2nd Lien Term Loan,
1-Month LIBOR + 7.75%, 10.04% (B), 03/20/2026	2,500,000	2,510,938

		26,621,693

Media - 4.9%
A-L Parent LLC 1st Lien Term Loan,
TBD, 12/01/2023 (H) (I)	2,000,000	2,013,750
1-Month LIBOR + 3.25%, 5.56% (B), 12/01/2023	1,965,000	1,967,456
AMC Entertainment Holdings, Inc. Term Loan, 1-Month LIBOR + 2.25%, 4.53% (B), 12/15/2022	444,275	443,720
Charter Communications Operating LLC Term Loan B, 1-Month LIBOR + 2.00%, 4.31% (B), 04/30/2025	1,985,000	1,984,504

	Principal	Value
LOAN ASSIGNMENTS (continued)
Media (continued)
Cogeco Communications II L.P. 1st Lien Term Loan, 1-Month LIBOR + 2.38%, 4.68% (B), 01/03/2025	$ 1,990,000	$ 1,979,553
CSC Holdings LLC 1st Lien Term Loan,
1-Month LIBOR + 2.25%, 4.53% (B), 07/17/2025	1,964,459	1,953,386
Term Loan B,
1-Month LIBOR + 2.50%, 4.78% (B), 01/25/2026	995,000	995,746
Gray Television, Inc. Term Loan B, TBD, 02/07/2024 (H) (I)	750,000	749,531
Liberty Cablevision of Puerto Rico LLC 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 5.94% (B), 01/07/2022	2,597,959	2,546,810
MCC Iowa LLC Term Loan M, 1-Week LIBOR + 2.00%, 4.22% (B), 01/15/2025	1,980,000	1,976,699
Mediacom Illinois LLC Term Loan N, 1-Week LIBOR + 1.75%, 3.97% (B), 02/15/2024	493,769	492,534
Meredith Corp. Term Loan B1, 3-Month LIBOR + 2.75%, 5.05% (B), 01/31/2025 (B) (H)	1,000,000	1,000,000
NAI Entertainment Holdings LLC Term Loan B, 1-Month LIBOR + 2.50%, 4.81% (B), 05/08/2025	1,500,000	1,496,250
Numericable Group SA Term Loan B12, 1-Month LIBOR + 3.69%, 5.97% (B), 01/31/2026	1,492,481	1,459,211
PSAV Holdings LLC 1st Lien Term Loan,
3-Month LIBOR + 3.25%, 5.57% (B), 03/01/2025	2,482,500	2,479,397
2nd Lien Term Loan,
3-Month LIBOR + 7.25%, 9.78% (B), 09/01/2025	1,700,000	1,670,250
Quincy Newspapers, Inc. Term Loan B, 3-Month LIBOR + 2.00%, 5.31% (B), 10/13/2022	1,608,825	1,609,501
Sinclair Television Group, Inc. Term Loan B2, 1-Month LIBOR + 2.25%, 4.56% (B), 01/03/2024	1,186,481	1,184,256
Tribune Media Co.
Term Loan,
1-Month LIBOR + 3.00%, 5.30% (B), 12/27/2020	322,547	322,950

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Media (continued)
Tribune Media Co. (continued)
Term Loan C,
1-Month LIBOR + 3.00%, 5.30% (B), 01/27/2024	$ 3,550,617	$ 3,555,056
Univision Communications, Inc. Term Loan C5, 1-Month LIBOR + 2.75%, 5.05% (B), 03/15/2024	3,889,220	3,723,119

		35,603,679

Metals & Mining - 0.3%
WP CPP Holdings LLC Term Loan, 1-Month LIBOR + 3.75%, 6.28% (B), 04/30/2025	2,000,000	2,004,376

Multi-Utilities - 0.3%
Solenis International, LP 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 6.31% (B), 12/26/2023	2,274,300	2,273,827

Oil, Gas & Consumable Fuels - 3.3%
BCP Raptor LLC Term Loan B, 2-Month LIBOR + 4.25%, 6.64% (B), 06/24/2024	2,468,750	2,434,805
California Resources Corp. 1st Lien Term Loan, 1-Month LIBOR + 4.75%, 7.04% (B), 12/31/2022	3,285,000	3,332,905
CITGO Petroleum Corp. Term Loan B, 3-Month LIBOR + 3.50%, 5.90% (B), 07/29/2021	2,896,884	2,892,054
EG Finco Ltd. Term Loan, 3-Month LIBOR + 4.00%, 6.39% (B), 02/07/2025	996,247	993,756
EG Group Ltd. Term Loan B, 3-Month LIBOR + 4.00%, 6.39% (B), 02/07/2025	1,992,494	1,990,003
Fieldwood Energy LLC 1st Lien Term Loan, 1-Month LIBOR + 5.25%, 7.55% (B), 04/11/2022	2,100,000	2,113,125
Medallion Midland Acquisition LLC 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 5.55% (B), 10/30/2024	1,141,375	1,129,248
MEG Energy Corp. Term Loan B, 1-Month LIBOR + 3.50%, 5.81% (B), 12/31/2023	1,975,762	1,978,232
Phoenix Services International LLC Term Loan, 1-Month LIBOR + 3.75%, 6.03% (B), 03/01/2025	1,592,000	1,602,945

	Principal	Value
LOAN ASSIGNMENTS (continued)
Oil, Gas & Consumable Fuels (continued)
PowerTeam Services LLC 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 5.64% (B), 03/06/2025	$ 1,652,893	$ 1,643,939
Southeast PowerGen LLC Term Loan B, 1-Month LIBOR + 3.50%, 5.81% (B), 12/02/2021	875,000	837,813
Ultra Resources, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.00%, 5.47% (B), 04/12/2024	2,750,000	2,569,531

		23,518,356

Paper & Forest Products - 0.4%
Dunn Paper, Inc. 1st Lien Term Loan, 1-Month LIBOR + 4.75%, 7.05% (B), 08/31/2022	2,940,060	2,947,410

Personal Products - 0.3%
Revlon Consumer Products Corp. Term Loan B, 3-Month LIBOR + 3.50%, 5.81% (B), 09/07/2023	3,430,000	2,498,755

Pharmaceuticals - 1.1%
Akorn, Inc. Term Loan B, 1-Month LIBOR + 4.75%, 7.81% (B), 04/16/2021 (H)	1,852,343	1,709,944
Alphabet Holding Co., Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.80% (B), 09/26/2024	990,000	943,904
Amneal Pharmaceuticals LLC Term Loan B, 1-Month LIBOR + 3.50%, 5.81% (B), 05/04/2025	997,269	999,762
Catalent Pharma Solutions, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 4.55% (B), 05/20/2024	1,685,502	1,691,221
Endo Luxembourg Finance Co. I SARL Term Loan B, 1-Month LIBOR + 4.25%, 6.56% (B), 04/29/2024	1,777,500	1,781,203
Valeant Pharmaceuticals International, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 5.27% (B), 06/02/2025	487,500	487,771

		7,613,805

Professional Services - 0.5%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan,
1-Month LIBOR + 3.25%, 5.55% (B), 07/23/2021	1,483,317	1,345,183
Term Loan B,
1-Month LIBOR + 3.25%, 5.55% (B), 07/25/2021	496,231	450,020

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Professional Services (continued)
Everi Payments, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 5.30% (B), 05/09/2024	$ 1,978,731	$ 1,986,976

		3,782,179

Real Estate Management & Development - 1.9%
Brookfield WEC Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 6.05% (B), 08/01/2025	1,750,000	1,760,208
CityCenter Holdings LLC Term Loan B, 1-Month LIBOR + 2.25%, 4.55% (B), 04/18/2024	1,966,234	1,960,397
DTZ U.S. Borrower LLC Term Loan B, 1-Month LIBOR + 3.25%, 5.55% (B), 08/21/2025	3,500,000	3,496,251
RE/MAX International, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 5.05% (B), 12/15/2023	2,479,937	2,483,037
Realogy Group LLC Term Loan A, 1-Month LIBOR + 2.25%, 4.53% (B), 02/01/2023	987,500	987,088
Trico Group LLC Term Loan, 3-Month LIBOR + 6.50%, 8.81% (B), 02/02/2024	2,716,867	2,716,867

		13,403,848

Road & Rail - 0.4%
Fly Funding II SARL Term Loan B, 3-Month LIBOR + 2.00%, 4.34% (B), 02/09/2023	1,483,079	1,479,989
SIRVA Worldwide, Inc. 1st Lien Term Loan, 1-Month LIBOR + 5.50%, 7.81% (B), 07/20/2025	1,500,000	1,492,500

		2,972,489

Semiconductors & Semiconductor Equipment - 0.1%
Microchip Technology, Inc. Term Loan B, 1-Month LIBOR + 2.00%, 4.31% (B), 05/29/2025	904,333	900,038

Software - 4.7%
Almonde, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 5.89% (B), 06/13/2024	3,293,662	3,272,487
Avaya, Inc. Term Loan B, 1-Month LIBOR + 4.25%, 6.53% (B), 12/15/2024	4,466,250	4,477,416

	Principal	Value
LOAN ASSIGNMENTS (continued)
Software (continued)
Ceridian HCM Holding, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 5.55% (B), 04/30/2025	$ 2,000,000	$ 2,000,000
Idera, Inc. Term Loan B, 1-Month LIBOR + 4.50%, 6.81% (B), 06/26/2024	1,461,051	1,467,139
Infor, Inc. Term Loan B6, 3-Month LIBOR + 2.75%, 5.14% (B), 02/01/2022	3,367,484	3,353,452
Kronos, Inc. Term Loan B, 3-Month LIBOR + 3.00%, 5.34% (B), 11/01/2023	1,492,500	1,493,278
MA FinanceCo. LLC
Term Loan B2,
1-Month LIBOR + 2.25%, 4.55% (B), 11/19/2021	3,429,112	3,395,679
Term Loan B3,
1-Month LIBOR + 2.50%, 4.80% (B), 06/21/2024	192,016	189,856
Quest Software US Holdings Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.25%, 6.78% (B), 05/18/2025	2,500,000	2,508,332
Seattle Spinco, Inc. Term Loan B3, 1-Month LIBOR + 2.50%, 4.80% (B), 06/21/2024	1,296,734	1,282,956
Solera LLC Term Loan B, 1-Month LIBOR + 2.75%, 5.05% (B), 03/03/2023	1,907,389	1,903,983
Sophia, LP Term Loan B, 3-Month LIBOR + 3.25%, 5.64% (B), 09/30/2022 (H)	2,244,195	2,245,131
SS&C Technologies Holdings Europe SARL Term Loan B4, 1-Month LIBOR + 2.25%, 4.55% (B), 04/16/2025	1,385,405	1,377,828
SS&C Technologies, Inc.
Term Loan B3,
1-Month LIBOR + 2.25%, 4.55% (B), 04/16/2025	3,574,317	3,554,769
Term Loan B5,
1-Month LIBOR + 2.25%, 4.55% (B), 04/16/2025	1,550,000	1,543,994

		34,066,300

Specialty Retail - 1.8%
Apro LLC Term Loan B, 1-Month LIBOR + 4.00%, 6.34% (B), 08/08/2024	2,170,338	2,170,338

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Specialty Retail (continued)
Bass Pro Group LLC Term Loan B, 1-Month LIBOR + 5.00%, 7.30% (B), 09/25/2024	$ 1,859,963	$ 1,859,577
Men’s Wearhouse, Inc. Term Loan B2, 1-Month LIBOR + 3.50%, 5.51% (B), 04/09/2025	987,500	990,791
PetSmart, Inc. Term Loan B2, 1-Month LIBOR + 3.00%, 5.28% (B), 03/11/2022	2,154,089	1,821,104
Staples, Inc. Term Loan B, 3-Month LIBOR + 4.00%, 6.34% (B), 09/12/2024	3,575,487	3,559,287
Wink Holdco, Inc. 1st Lien Term Loan B,
1-Month LIBOR + 3.00%, 5.30% (B), 12/02/2024	497,494	496,561
2nd Lien Term Loan B,
1-Month LIBOR + 6.75%, 9.06% (B), 11/03/2025	1,880,000	1,871,775

		12,769,433

Technology Hardware, Storage & Peripherals - 0.4%
Dell International LLC Term Loan B, 1-Month LIBOR + 2.00%, 4.31% (B), 09/07/2023	902,050	900,171
Diebold, Inc.
Term Loan A1,
1-Month LIBOR + 9.25%, 11.56% (B), 08/24/2022	357,750	374,743
Term Loan B,
1-Month LIBOR + 2.75%, 5.06% (B), 11/06/2023	1,665,753	1,437,753

		2,712,667

Textiles, Apparel & Luxury Goods - 0.7%
Augusta Sportswear Group, Inc. Term Loan B, 1-Month LIBOR + 4.50%, 6.80% (B), 10/26/2023	1,636,847	1,524,997
Varsity Brands, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 5.80% (B), 12/15/2024	3,466,261	3,467,706

		4,992,703

Trading Companies & Distributors - 1.2%
LBM Borrower LLC 1st Lien Term Loan, 3-Month LIBOR + 3.75%, 6.28% (B), 08/19/2022	2,981,841	2,957,002
Utility One Source, LP Term Loan B, 1-Month LIBOR + 5.50%, 7.80% (B), 04/18/2023	3,853,477	3,911,279

	Principal	Value
LOAN ASSIGNMENTS (continued)
Trading Companies & Distributors (continued)
Wesco Aircraft Hardware Corp. Term Loan A, 1-Month LIBOR + 3.00%, 5.31% (B), 11/30/2020	$ 1,822,785	$ 1,809,114

		8,677,395

Wireless Telecommunication Services - 0.7%
Digicel International Finance, Ltd. Term Loan B, 1-Month LIBOR + 3.25%, 5.57% (B), 05/28/2024	2,376,625	2,272,647
Sprint Communications, Inc. 1st Lien Term Loan B, 1-Month LIBOR + 2.50%, 4.81% (B), 02/02/2024	2,526,637	2,521,374

		4,794,021

Total Loan Assignments (Cost $613,120,749)		607,095,509

	Shares	Value
COMMON STOCKS - 0.0% (F)
Health Care Providers & Services - 0.0% (F)
Valitas Holdings, Inc. (E) (J) (K)	21,887	10,944

Media - 0.0% (F)
Cumulus Media, Inc. (E)	13,010	204,907

Total Common Stocks (Cost $217,037)		215,851

	Principal	Value
COMMERCIAL PAPER - 3.9%
Banks - 1.0%
BNP Paribas 2.19% (L), 11/01/2018	$ 3,500,000	3,500,000
NATIXIS 2.20% (L), 11/01/2018	3,500,000	3,500,000

		7,000,000

Capital Markets - 0.5%
Cedar Springs Capital Co. LLC 2.28% (L), 11/01/2018	3,500,000	3,500,000

Diversified Financial Services - 2.4%
Anglesea Funding PLC 2.22% (L), 11/01/2018	3,500,000	3,500,000
Chesham FNC / Chesh LLC 2.28% (L), 11/01/2018	3,500,000	3,500,000
Ebury Finance, Ltd. 2.28% (L), 11/01/2018	3,500,000	3,500,000
Le Fayette Asset Securitization LLC 2.21% (L), 11/01/2018	3,500,000	3,500,000
Nieuw Amsterdam Receivables Corp. 2.22% (L), 11/01/2018	3,500,000	3,500,000

		17,500,000

Total Commercial Paper (Cost $28,000,000)		28,000,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (L)	3,443,420	$ 3,443,420

Total Other Investment Company (Cost $3,443,420)		3,443,420

	Principal	Value
REPURCHASE AGREEMENT - 4.4%
Fixed Income Clearing Corp., 1.25% (L), dated 10/31/2018, to be repurchased at $31,349,960 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $31,976,963.	$ 31,348,871	31,348,871

Total Repurchase Agreement (Cost $31,348,871)		31,348,871

Total Investments (Cost $723,030,242)		716,054,751
Net Other Assets (Liabilities) - 0.5%		3,873,248

Net Assets - 100.0%		$ 719,927,999

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$45,951,100	$—	$45,951,100
Loan Assignments	—	607,095,509	—	607,095,509
Common Stocks	—	204,907	10,944	215,851
Commercial Paper	—	28,000,000	—	28,000,000
Other Investment Company	3,443,420	—	—	3,443,420
Repurchase Agreement	—	31,348,871	—	31,348,871

Total Investments	$3,443,420	$712,600,387	$10,944	$716,054,751

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $29,668,707, representing 4.1% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,373,189. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Security deemed worthless.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2018, the total value of securities is $351,548, representing less than 0.1% of the Fund’s net assets.
(F)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	Fixed rate loan commitment at October 31, 2018.
(H)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2018. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(I)	All or a portion of the security represents unsettled loan commitments at October 31, 2018 where the rate will be determined at time of settlement.
(J)	Illiquid security. At October 31, 2018, the value of such securities amounted to $146,641 or less than 0.1% of the Fund’s net assets.
(K)	Security is Level 3 of the fair value hierarchy.
(L)	Rates disclosed reflect the yields at October 31, 2018.
(M)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Global Equity

(unaudited)

MARKET ENVIRONMENT

Equity markets produced relatively flat returns for the 12-month period ended on October 31, 2018. The MSCI World All Country Index was down -0.52%, with gains in the U.S. mostly offsetting declines in non-U.S. markets. Drivers of returns were corporate tax cuts and continued robust economic growth in the U.S. and political uncertainty in the eurozone coupled with a slowdown in economic growth in Europe. Emerging markets lagged developed markets; rising U.S. interest rates and falling currencies in Turkey, South Africa and Brazil combined with a decline in the Chinese market weighed on returns.

On a sector basis, health care and information technology performed well, while materials underperformed. Growth stocks outpaced value stocks, in part due to the continued outperformance of mega-cap technology equities.

We believe the recent underperformance of non-U.S. markets could reverse, particularly for European markets if an agreement with the U.K. is reached regarding its exit from the European Union, and a sensible outcome is achieved for the Italian budget situation.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Global Equity (Class A) returned -1.18%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the MSCl All Country World Index Net and MSCI World Index ex-U.S., returned -0.52% and -6.28%, respectively.

STRATEGY REVIEW

The Fund underperformed its benchmark primarily due to holdings and an overweight in financials and holdings and an underweight in technology. The largest individual detractors were ING Groep NV, HeidelbergCement AG and Korea Electric Power Corp. ING Groep NV declined with other European bank shares due to the continued political uncertainty in Italy, lack of a market-friendly conclusion to Brexit, and exposure to Turkey. HeidelbergCement AG, like many building materials companies, was impacted by higher raw materials costs and energy prices. Geographic pockets of anemic demand made it difficult to pass these higher costs through increased pricing. For Korea Electric Power Corp., lower nuclear plant utilization, higher energy input prices, and increased power purchasing costs from third-party providers negatively impacted profits. Uncertainty regarding industrial and residential tariff rates also weighed on investor sentiment.

Relative contributors included our holdings in consumer discretionary, health care and real estate. Our underweight positions in materials and real estate also contributed; investors rotated out of the latter due to rising rates. Ross Stores, Inc. was one of the top individual performers. U.S.-focused Ross Stores, Inc. benefited from the recent U.S. corporate tax cut, and the company continued to post positive same-store-sales results. We believe the format of off-price retailing may continue to thrive in an environment in which brick-and-mortar retailing is under threat from e-commerce companies, particularly Amazon.com, Inc. United Continental Holdings, Inc. was also a strong performer due to its successful strategy to grow capacity within its hubs with higher-yielding connecting traffic, enabling it to begin closing the margin gap with Delta Airlines, a much-watched metric by investors. Another notable performer was DexCom, Inc., a market leading manufacturer of continuous glucose monitoring (“CGM”) for diabetes management. The vision of CGM is to replace single-point finger sticks and enable diabetes patients to more effectively and conveniently manage their disease.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Jimmy C. Chang, CFA

David P. Harris, CFA

Co-Portfolio Managers

Rockefeller & Co., LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.0%
Exchange-Traded Funds	0.4
Repurchase Agreement	0.4
Preferred Stock	0.3
Other Investment Company	0.2
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Global Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(6.61)%	3.76%	7.96%	03/01/2006
Class A (NAV)	(1.18)%	4.94%	8.57%	03/01/2006
MSCI All Country World Index Net (A)	(0.52)%	6.15%	9.75%
MSCI World Index ex-U.S. (B)	(6.28)%	2.36%	7.29%
Class B (POP)	(6.78)%	3.97%	7.92%	03/01/2006
Class B (NAV)	(1.91)%	4.14%	7.92%	03/01/2006
Class C (POP)	(2.88)%	4.14%	7.81%	03/01/2006
Class C (NAV)	(1.91)%	4.14%	7.81%	03/01/2006
Class I (NAV)	(0.94)%	5.23%	6.35%	11/30/2009
Class R6 (NAV)	(0.80)%	N/A	5.41%	05/29/2015
Class T1 (POP)	(3.56)%	N/A	5.68%	03/17/2017
Class T1 (NAV)	(1.07)%	N/A	7.35%	03/17/2017
Advisor Class (NAV)	(0.85)%	N/A	10.48%	12/16/2016

(A) The MSCI All Country World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(B) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares or 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Investments in global/international markets involve risks not associated with U. S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets.

Transamerica Funds	Annual Report 2018

Transamerica Global Equity

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 99.0%
Belgium - 0.6%
Galapagos NV (A)	5,866	$ 602,663

China - 2.7%
Shenzhou International Group Holdings, Ltd.	100,000	1,108,659
Tencent Holdings, Ltd.	50,100	1,716,389

		2,825,048

France - 6.4%
Airbus SE	16,466	1,819,727
Cie de Saint-Gobain	27,544	1,037,622
Safran SA	14,115	1,824,051
TOTAL SA	36,052	2,115,367

		6,796,767

Germany - 3.6%
HeidelbergCement AG	19,090	1,295,532
KION Group AG	13,940	814,597
Vonovia SE	36,796	1,681,448

		3,791,577

India - 0.8%
ICICI Bank, Ltd., ADR	83,420	791,656

Indonesia - 0.6%
Bank Rakyat Indonesia Persero Tbk PT	3,189,600	661,995

Ireland - 1.8%
Medtronic PLC	21,317	1,914,693

Japan - 10.2%
Amada Holdings Co., Ltd.	94,323	888,601
Kansai Electric Power Co., Inc.	138,100	2,113,689
Kyocera Corp.	28,700	1,553,326
Mitsubishi Electric Corp.	89,600	1,134,285
Nippon Telegraph & Telephone Corp.	58,200	2,400,086
Sony Corp.	36,700	1,986,084
ZOZO, Inc.	28,700	688,629

		10,764,700

Mexico - 0.5%
Cemex SAB de CV, ADR (A)	111,066	559,773

Netherlands - 3.3%
ABN AMRO Group NV, CVA (B)	53,282	1,306,879
ING Groep NV	183,795	2,174,477

		3,481,356

Republic of Korea - 2.7%
Hyundai Motor Co.	6,513	610,026
KB Financial Group, Inc.	20,790	865,783
Korea Electric Power Corp.	57,563	1,374,976

		2,850,785

Sweden - 1.8%
Swedbank AB, Class A	85,738	1,928,636

Switzerland - 2.3%
Novartis AG, ADR	27,623	2,415,908

Taiwan - 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	22,440	854,964

United Kingdom - 7.1%
BP PLC, ADR	52,034	2,256,715
Compass Group PLC	88,017	1,731,188
Lloyds Banking Group PLC	2,980,072	2,174,674
Prudential PLC	65,832	1,318,195

		7,480,772

	Shares	Value
COMMON STOCKS (continued)
United States - 53.8%
Alnylam Pharmaceuticals, Inc. (A)	5,437	$ 437,298
Alphabet, Inc., Class C (A)	3,601	3,877,449
Amazon.com, Inc. (A)	1,765	2,820,488
Becton Dickinson and Co.	5,958	1,373,319
Biogen, Inc. (A)	5,128	1,560,297
Cerner Corp. (A)	28,419	1,627,840
Comcast Corp., Class A	90,763	3,461,701
Comerica, Inc.	23,951	1,953,444
CVS Health Corp.	25,629	1,855,283
DexCom, Inc. (A)	8,340	1,107,302
EOG Resources, Inc.	16,248	1,711,564
Facebook, Inc., Class A (A)	22,872	3,471,741
Foot Locker, Inc.	20,870	983,812
Illumina, Inc. (A)	3,408	1,060,399
JPMorgan Chase & Co.	23,641	2,577,342
Kinder Morgan, Inc.	63,624	1,082,880
Microsoft Corp.	22,603	2,414,226
NCR Corp. (A)	33,345	895,313
Plains GP Holdings, LP, Class A (A)	38,758	828,258
Regeneron Pharmaceuticals, Inc. (A)	2,762	936,981
Reinsurance Group of America, Inc.	14,348	2,042,725
Ross Stores, Inc.	21,449	2,123,451
Royal Caribbean Cruises, Ltd.	24,342	2,549,338
Shire PLC, ADR	8,623	1,567,661
Skechers U.S.A., Inc., Class A (A)	19,931	569,429
Southwest Airlines Co.	59,115	2,902,546
Spark Therapeutics, Inc. (A) (C)	7,986	359,290
Synchrony Financial	44,343	1,280,626
United Continental Holdings, Inc. (A)	20,144	1,722,513
Visa, Inc., Class A	19,462	2,682,837
Wells Fargo & Co.	55,926	2,976,941

		56,814,294

Total Common Stocks (Cost $91,575,653)		104,535,587

PREFERRED STOCK - 0.3%
Republic of Korea - 0.3%
Hyundai Motor Co., 5.87% (D)	5,088	316,689

Total Preferred Stock (Cost $558,009)		316,689

EXCHANGE-TRADED FUNDS - 0.4%
United States - 0.4%
iShares Core MSCI EAFE ETF	2,719	159,823
iShares Core S&P 500 ETF	973	265,395

Total Exchange-Traded Funds (Cost $457,120)		425,218

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (D)	265,926	265,926

Total Other Investment Company (Cost $265,926)		265,926

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Global Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

Principal	Value
REPURCHASE AGREEMENT - 0.4%

Fixed Income Clearing Corp., 1.25% (D), dated 10/31/2018, to be repurchased at $409,960 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $419,808.

$ 409,945	$ 409,945

Total Repurchase Agreement (Cost $409,945)	409,945

Total Investments (Cost $93,266,653)	105,953,365
Net Other Assets (Liabilities) - (0.3)%	(310,761)

Net Assets - 100.0%	$ 105,642,604

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	16.4%	$17,411,827
Interactive Media & Services	8.6	9,065,579
Oil, Gas & Consumable Fuels	7.5	7,994,784
Biotechnology	5.2	5,464,190
Airlines	4.4	4,625,059
Health Care Equipment & Supplies	4.1	4,395,314
Hotels, Restaurants & Leisure	4.0	4,280,526
Aerospace & Defense	3.4	3,643,778
Internet & Direct Marketing Retail	3.3	3,509,117
Electric Utilities	3.3	3,488,665
Media	3.3	3,461,701
Insurance	3.2	3,360,920
Specialty Retail	2.9	3,107,263
IT Services	2.5	2,682,837
Pharmaceuticals	2.3	2,415,908
Software	2.3	2,414,226
Diversified Telecommunication Services	2.3	2,400,086
Household Durables	1.9	1,986,084
Construction Materials	1.8	1,855,305
Health Care Providers & Services	1.8	1,855,283
Machinery	1.6	1,703,198
Real Estate Management & Development	1.6	1,681,448
Textiles, Apparel & Luxury Goods	1.6	1,678,088
Health Care Technology	1.5	1,627,840
Electronic Equipment, Instruments & Components	1.5	1,553,326
Consumer Finance	1.2	1,280,626
Electrical Equipment	1.1	1,134,285
Life Sciences Tools & Services	1.0	1,060,399
Building Products	1.0	1,037,622
Automobiles	0.9	926,715
Technology Hardware, Storage & Peripherals	0.8	895,313
Semiconductors & Semiconductor Equipment	0.8	854,964
U.S. Equity Funds	0.2	265,395
International Equity Funds	0.1	159,823

Investments, at Value	99.4	105,277,494
Short-Term Investments	0.6	675,871

Total Investments	100.0%	$105,953,365

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Global Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$65,608,003	$38,927,584	$—	$104,535,587
Preferred Stock	—	316,689	—	316,689
Exchange-Traded Funds	425,218	—	—	425,218
Other Investment Company	265,926	—	—	265,926
Repurchase Agreement	—	409,945	—	409,945

Total Investments	$66,299,147	$39,654,218	$—	$105,953,365

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the value of the 144A security is $1,306,879, representing 1.2% of the Fund’s net assets.
(C)	All or a portion of the security is on loan. The value of the security on loan is $260,087. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(D)	Rates disclosed reflect the yields at October 31, 2018.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Government Money Market

(unaudited)

Fund Characteristics	Years
Average Maturity §	0.27
Duration †	0.11

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Agency Obligations	44.8%
Repurchase Agreements	29.7
U.S. Government Agency Obligations	20.2
Short-Term U.S. Government Obligations	5.7
Net Other Assets (Liabilities)	(0.4)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Funds	Annual Report 2018

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 20.2%
Federal Agricultural Mortgage Corp.
1-Month LIBOR - 0.09%, 2.17% (A), 11/01/2018	$ 32,500,000	$ 32,500,000
1-Month LIBOR - 0.07%, 2.21% (A), 07/05/2019, MTN	19,500,000	19,500,000
1-Month LIBOR - 0.07%, 2.22% (A), 01/24/2020, MTN	20,000,000	20,000,000
1-Month LIBOR - 0.06%, 2.22% (A), 07/25/2019, MTN	23,500,000	23,500,000
Federal Farm Credit Banks
3-Month LIBOR - 0.23%, 2.17% (A), 04/03/2019	16,000,000	15,999,478
1-Month LIBOR - 0.04%, 2.24% (A), 04/15/2020	28,500,000	28,502,032
Federal Home Loan Banks
3-Month LIBOR - 0.26%, 2.08% (A), 12/20/2019	23,500,000	23,500,000
3-Month LIBOR - 0.23%, 2.12% (A), 02/10/2020	34,000,000	34,000,000
3-Month LIBOR - 0.24%, 2.13% (A), 09/23/2019	17,250,000	17,250,000
1-Month LIBOR - 0.09%, 2.19% (A), 01/14/2019	15,600,000	15,600,000
3-Month LIBOR - 0.20%, 2.25% (A), 01/18/2019	16,500,000	16,500,835

Total U.S. Government Agency Obligations (Cost $246,852,345)		246,852,345

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 44.8%
Federal Agricultural Mortgage Corp.
1-Month LIBOR - 0.10%, 2.16% (A), 01/02/2019	19,500,000	19,500,000
1-Month LIBOR - 0.08%, 2.21% (A), 09/27/2019	26,000,000	26,000,000
Federal Farm Credit Discount Notes 2.13% (B), 12/04/2018	6,100,000	6,088,369
2.24% (B), 01/23/2019	17,000,000	16,914,556
Federal Home Loan Bank Discount Notes 2.15% (B), 12/05/2018 - 12/21/2018	38,000,000	37,904,878
2.18% (B), 12/07/2018 - 12/14/2018	33,000,000	32,919,837
2.19% (B), 12/14/2018 - 01/18/2019	96,150,000	95,778,893
2.21% (B), 11/05/2018 - 11/23/2018	69,100,000	69,039,505
2.22% (B), 11/21/2018 - 12/28/2018	60,225,000	60,048,771
2.23% (B), 11/26/2018 - 12/12/2018	89,850,000	89,661,685
2.24% (B), 12/19/2018	6,800,000	6,780,099
2.25% (B), 12/21/2018	3,000,000	2,990,792
2.35% (B), 03/08/2019	25,000,000	24,798,035
2.39% (B), 03/11/2019	20,250,000	20,079,619
2.46% (B), 04/10/2019	32,500,000	32,153,333
2.47% (B), 04/12/2019	5,750,000	5,687,641

Total Short-Term U.S. Government Agency Obligations (Cost $546,346,013)		546,346,013

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 5.7%
U.S. Treasury Bill 2.12% (B), 12/20/2018	16,750,000	16,702,932
2.19% (B), 01/24/2019	20,500,000	20,397,947

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bill (continued) 2.37% (B), 06/20/2019	$ 17,300,000	$ 17,045,236
2.47% (B), 04/25/2019	15,000,000	14,824,417

Total Short-Term U.S. Government Obligations (Cost $68,970,532)		68,970,532

REPURCHASE AGREEMENTS - 29.7%
Barclays Capital, Inc., 2.19% (B), dated 10/31/2018, to be repurchased at $69,004,198 on 11/01/2018. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligation, 0.00% - 4.32%, due 11/01/2018 - 06/20/2046, and with a total value of $70,380,068.	69,000,000	69,000,000
Fixed Income Clearing Corp., 1.25% (B), dated 10/31/2018, to be repurchased at $379,107 on 11/01/2018. Collateralized by a U.S. Government Obligation, 2.13%, due 07/31/2024, and with a value of $388,811.	379,094	379,094
Goldman Sachs & Co., 2.18% (B), dated 10/31/2018, to be repurchased at $69,904,233 on 11/01/2018. Collateralized by U.S. Government Agency Obligations, 3.10% - 6.50%, due 03/01/2020 - 06/15/2053, and with a total value of $71,298,000.	69,900,000	69,900,000
Jefferies LLC, 2.26% (B), dated 10/31/2018, to be repurchased at $83,005,211 on 11/01/2018. Collateralized by U.S. Government Agency Obligations, 1.98% - 5.50%, due 03/01/2029 -03/15/2058, and with a total value of $84,660,001.	83,000,000	83,000,000
Nomura Securities International, Inc., 2.21% (B), dated 10/31/2018, to be repurchased at $140,008,594 on 11/01/2018. Collateralized by U.S. Government Agency Obligations and U.S. Government Obligations, 0.75% - 7.00%, due 02/15/2019 - 09/20/2048, and with a total value of $142,800,001.	140,000,000	140,000,000

Total Repurchase Agreements (Cost $362,279,094)		362,279,094

Total Investments (Cost $1,224,447,984)		1,224,447,984
Net Other Assets (Liabilities) - (0.4)%		(4,674,136)

Net Assets - 100.0%		$ 1,219,773,848

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$246,852,345	$—	$246,852,345
Short-Term U.S. Government Agency Obligations	—	546,346,013	—	546,346,013
Short-Term U.S. Government Obligations	—	68,970,532	—	68,970,532
Repurchase Agreements	—	362,279,094	—	362,279,094

Total Investments	$—	$1,224,447,984	$—	$1,224,447,984

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Rates disclosed reflect the yields at October 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Growth

(unaudited)

MARKET ENVIRONMENT

U.S. equity markets advanced over the 12-month period, extending gains that stretched back to the aftermath of the credit crisis of 2008. The backdrop was solid. Domestic gross domestic product grew at a healthy pace; employment gains were robust; corporate profit growth showed continued strength; and business and consumer confidence rose. Corporations used lower tax rates to increase capital spending and repurchase shares. Wage growth and low unemployment spurred increased consumer spending. The U.S. Federal Reserve raised the federal funds rate incrementally to a still-low range of 2.00% - 2.25%.

Global growth, however, was mixed. In Europe, Brexit negotiations remained contentious, compounding uncertainty about the final outcome. In China, a slowdown in the rate of economic expansion was amplified toward the end of the 12-month period by trade discord.

A decline in markets early in the period in February reflected uncertainty about the Trump administration’s policy initiatives and concerns that as U.S. economic growth gained traction, inflation expectations would rise and monetary tightening would ensue. A deeper decline in October was linked to the administration’s continuing moves to reset global trade practices with new tariffs and penalties for intellectual property infringement. Initially, the Chinese stock market suffered the brunt of the pain, while the U.S. economy, dominated by the services sector, felt little impact. In October, the tone of the rhetoric, aggressiveness of the brinkmanship, and unpredictability of the outcomes unsettled domestic markets as well.

The economic slowdown in China constricted prices of many commodities and fueled concerns that moderating expansion in the world’s second-largest economy will have global growth ramifications. Tremors rippled widely across other emerging markets, where weaker sentiment and the effect of higher U.S. interest rates on local U.S.-dollar-denominated debt added to the toll.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Growth (Class I2) returned 9.17%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 10.71%.

STRATEGY REVIEW

The Fund underperformed its benchmark due in part to its holdings in Chinese internet companies Alibaba Group Holding, Ltd., ADR and Tencent Holdings, Ltd. While the various business segments of Alibaba Group Holding, Ltd. provided significant revenue growth, the company’s stock declined on high business investment spending and Chinese government efforts to tighten control of internet and non-traditional financial companies. Tencent Holdings, Ltd. was negatively affected by new restrictions on video-game approvals implemented by Chinese authorities. We believe these restrictions may be lessened in the coming year.

Ongoing concern about data breaches, user-data usage, and increased government scrutiny, coupled with maturation of user engagement, continued to loom over Facebook, Inc., another top individual detractor. However, the company has significant scale benefits and untapped monetization opportunities that we believe should drive better-than-average growth even with higher costs and restriction in data usage.

Information technology positions contributed to Fund performance, led by Amazon.com, Inc., Netflix, Inc. and Apple, Inc. As penetration of Apple, Inc.’s hardware products matured, growth in unit sales slowed. However, the company continued to drive revenue growth across its huge and loyal installed base with product updates and rapid growth in high-margin and recurring-revenue services businesses, such as apps and music.

The Fund’s long-term holdings in U.S. internet companies continued to contribute meaningfully to performance. Amazon.com, Inc. benefited from its market position, scale and execution. Netflix, Inc. continued to raise its competitive barriers with investments in content, resulting in strong subscriber growth and increased pricing and operating leverage.

Digital transformation of the enterprise has become a strategic imperative across many industries and companies. Cloudware, therefore, is no longer primarily a tool to reduce infrastructure costs. Portfolio holdings salesforce.com, Inc., Microsoft Corp., Adobe, Inc., and Red Hat, Inc., which were all contributors, offer mission-critical applications and services that are creating fundamental changes in the way businesses operate.

Payments companies continued to benefit from the long-term shift from cash to electronic credit and debit transactions. Both Fund contributors Mastercard, Inc. and Visa, Inc. have strong market positions with high barriers to entry, pricing power, and solid operating leverage potential. Square, Inc., another contributor, offers innovative low-cost, high-security, easy-to-use digital payment options, in particular for mobile and online transactions.

Transamerica Funds	Annual Report 2018

Transamerica Growth

(unaudited)

STRATEGY REVIEW (continued)

Boeing Co. was a top performer in industrials. Its gain reflected 787 Dreamliner commercial jet cash generation, solid cost controls and ramped-up 737 jet production. The company’s extensive order backlog reflects strong global demand.

In health care, some biopharmaceutical positions experienced setbacks. Bristol-Myers Squibb Co. fell on signs that its non-small cell lung cancer program had been eclipsed by a competing franchise. However, the potentially broad adoption of immuno-oncology therapy in multiple settings points to avenues of future growth for Bristol-Myers Squibb Co., in our view. Advances in systems for analyzing genetic variation and function continue to broaden the understanding of the clinical significance of the genome. Fund contributor Illumina is at the forefront of this technology.

Blair A. Boyer

Michael A. Del Balso

Spiros Segalas

Co-Portfolio Managers

Jennison Associates LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	100.2%
Other Investment Company	1.1
Repurchase Agreement	0.2
Net Other Assets (Liabilities)	(1.5)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	9.17%	13.46%	15.38%	11/15/2005
Russell 1000® Growth Index (A)	10.71%	13.43%	15.45%
Class R6 (NAV)	9.25%	N/A	12.01%	05/29/2015

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. Equities are subject to market risk meaning that stock prices in general may decline over short or extended periods of time.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Growth

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 100.2%
Aerospace & Defense - 4.5%
Boeing Co.	19,090	$ 6,774,277
Safran SA	16,356	2,113,651

		8,887,928

Automobiles - 2.1%
Tesla, Inc. (A)	12,684	4,278,567

Banks - 1.9%
JPMorgan Chase & Co.	34,999	3,815,591

Biotechnology - 4.0%
Alexion Pharmaceuticals, Inc. (A)	19,218	2,153,761
BioMarin Pharmaceutical, Inc. (A)	22,249	2,050,690
Celgene Corp. (A)	15,528	1,111,805
Vertex Pharmaceuticals, Inc. (A)	16,186	2,742,880

		8,059,136

Capital Markets - 1.9%
Goldman Sachs Group, Inc.	10,390	2,341,594
S&P Global, Inc.	7,544	1,375,422

		3,717,016

Chemicals - 1.1%
Albemarle Corp. (B)	22,275	2,210,126

Entertainment - 5.0%
Activision Blizzard, Inc.	38,199	2,637,641
Netflix, Inc. (A)	24,185	7,298,549

		9,936,190

Equity Real Estate Investment Trusts - 0.6%
Crown Castle International Corp.	10,374	1,128,069

Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	20,286	4,637,988

Health Care Equipment & Supplies - 1.2%
Edwards Lifesciences Corp. (A)	2,664	393,207
Intuitive Surgical, Inc. (A)	3,668	1,911,688

		2,304,895

Health Care Providers & Services - 1.9%
UnitedHealth Group, Inc.	14,455	3,777,814

Hotels, Restaurants & Leisure - 3.7%
Chipotle Mexican Grill, Inc. (A)	3,202	1,473,977
Marriott International, Inc., Class A	29,322	3,427,448
McDonald’s Corp.	13,602	2,406,194

		7,307,619

Interactive Media & Services - 11.1%
Alphabet, Inc., Class A (A)	4,943	5,390,737
Alphabet, Inc., Class C (A)	5,013	5,397,848
Facebook, Inc., Class A (A)	39,568	6,006,027
Tencent Holdings, Ltd.	155,775	5,336,736

		22,131,348

Internet & Direct Marketing Retail - 9.8%
Alibaba Group Holding, Ltd., ADR (A)	38,173	5,431,254
Amazon.com, Inc. (A)	7,181	11,475,310
Booking Holdings, Inc. (A)	1,194	2,238,249
Farfetch, Ltd., Class A (A)	14,841	304,834

		19,449,647

IT Services - 10.9%
Adyen NV (A) (C)	2,340	1,513,644
FleetCor Technologies, Inc. (A)	14,738	2,948,042
Mastercard, Inc., Class A	39,803	7,867,859

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
PayPal Holdings, Inc. (A)	16,789	$ 1,413,466
Square, Inc., Class A (A)	14,867	1,091,981
Visa, Inc., Class A	49,789	6,863,414

		21,698,406

Life Sciences Tools & Services - 1.8%
Illumina, Inc. (A)	11,582	3,603,739

Machinery - 0.5%
Caterpillar, Inc.	8,605	1,043,959

Oil, Gas & Consumable Fuels - 1.1%
Concho Resources, Inc. (A)	15,191	2,112,916

Personal Products - 1.3%
Estee Lauder Cos., Inc., Class A	19,606	2,694,649

Pharmaceuticals - 3.5%
AstraZeneca PLC, ADR	104,915	4,068,604
Bristol-Myers Squibb Co.	19,796	1,000,490
Merck & Co., Inc.	26,627	1,960,013

		7,029,107

Road & Rail - 0.7%
Union Pacific Corp.	9,285	1,357,653

Semiconductors & Semiconductor Equipment - 4.3%
Broadcom, Inc.	10,547	2,357,149
NVIDIA Corp.	23,908	5,040,524
Texas Instruments, Inc.	12,607	1,170,308

		8,567,981

Software - 15.6%
Adobe, Inc. (A)	24,456	6,010,307
Microsoft Corp.	95,614	10,212,531
Red Hat, Inc. (A)	13,557	2,326,923
salesforce.com, Inc. (A)	51,382	7,051,666
ServiceNow, Inc. (A)	6,257	1,132,767
Splunk, Inc. (A)	20,326	2,029,348
Workday, Inc., Class A (A)	17,702	2,354,720

		31,118,262

Specialty Retail - 2.0%
Home Depot, Inc.	17,689	3,111,141
Tiffany & Co.	7,117	792,122

		3,903,263

Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	44,619	9,765,314

Textiles, Apparel & Luxury Goods - 2.5%
Kering SA, ADR	46,424	2,061,226
NIKE, Inc., Class B	39,334	2,951,623

		5,012,849

Total Common Stocks (Cost $116,155,222)		199,550,032

OTHER INVESTMENT COMPANY - 1.1%
Securities Lending Collateral - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (D)	2,232,765	2,232,765

Total Other Investment Company (Cost $2,232,765)		2,232,765

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

Principal	Value
REPURCHASE AGREEMENT - 0.2%

Fixed Income Clearing Corp., 1.25% (D), dated 10/31/2018, to be repurchased at $480,982 on 11/01/2018. Collateralized by a U.S. Government Obligation, 2.88%, due 10/15/2021, and with a value of $495,334.

$ 480,965	$ 480,965

Total Repurchase Agreement (Cost $480,965)	480,965

Total Investments (Cost $118,868,952)	202,263,762
Net Other Assets (Liabilities) - (1.5)%	(3,022,325)

Net Assets - 100.0%	$ 199,241,437

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$190,586,001	$8,964,031	$—	$199,550,032
Other Investment Company	2,232,765	—	—	2,232,765
Repurchase Agreement	—	480,965	—	480,965

Total Investments	$192,818,766	$9,444,996	$—	$202,263,762

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $2,187,999. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the value of the 144A security is $1,513,644, representing 0.8% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2018.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Quality Bond

(unaudited)

MARKET ENVIRONMENT

The market environment during the fiscal year ended October 31, 2018, was supportive of risk assets, aided by a combination of positive fundamental and technical market factors. Sentiment towards the end of 2017 was dominated by the passage of President Trump’s Tax Cuts and Jobs Act, which lowered the corporate tax rate and modified the individual income tax rate in addition to other provisions designed to stimulate economic growth. The immediate market response was positive with both equities and credit-oriented fixed income sectors rallying on the news, ending the year on a firm note.

As we entered the first few quarters of 2018, U.S. bond investors grappled with repatriation concerns, unexpected tariff announcements and rising macro risks, resulting in bouts of risk aversion and credit spread widening. Notwithstanding these temporary setbacks, investors were ultimately able to focus their attention on the positive economic backdrop and robust corporate earnings growth which characterized much of 2018. A healthy U.S. consumer, low defaults and rising property values also provided a tailwind for securitized sectors such as asset-backed securities and commercial mortgage-backed securities (“CMBS”), which outperformed investment grade corporates during the fiscal reporting period. While interest rates did increase over the fiscal year in response to the U.S. Federal Reserve policy tightening, on a relative basis they remain historically low, creating strong demand for higher yielding securities.

PERFORMANCE

For the year ended October 31, 2018, Transamerica High Quality Bond (Class R4) returned 0.31%. By comparison, its benchmark, the ICE BofAML U.S. Corporate & Government 1-3 Years Index, returned 0.41%.

STRATEGY REVIEW

The Fund uses relative value analysis to select high quality, liquid fixed income assets, and to tactically adjust portfolio weightings in an effort to outperform the benchmark. Throughout fiscal year 2018, the Fund maintained a neutral average duration stance relative to the benchmark. During the past fiscal year, the Fund’s allocation to corporates and CMBS increased as these sectors were attractive relative to Treasuries on a technical basis.

The spread sectors outperformed Treasuries during the fiscal year even though spreads ended the year wider. The spread sectors’ income advantage relative to Treasuries more than offset the spread widening. The Fund maintained an allocation of approximately 50% to the structured sectors, a significant relative overweight. This allocation contributed substantially to the return during the year. The Fund’s specific security selection also contributed to the performance. The Fund’s holdings of money center and investment banks were strong performers relative to all financials, as their earnings benefited from increased financial markets activity, stronger net interest margins and lower operating costs. A Wells Fargo corporate issue detracted from performance as that company continues to struggle with legal entanglements and declining profits. Other securities that contributed to the Fund’s outperformance were single asset/single borrower CMBS deals that outperformed the broader sector. During the past fiscal year Treasury rates rose, with rates rising approximately 120 basis points at the 3-year point and shorter, and rising approximately 96 basis points at the 5-year point. Relative to the benchmark, the portfolio was overweight the 0-1 year duration bucket, underweight the 1-3 year bucket, and overweight the 3-5 year bucket. This detracted from performance given the curve flattening.

Peter S. Kaplan, CFA

Jennifer K. Wynn, CFA

Co-Portfolio Manager

Merganser Capital Management

Fund Characteristics	Years
Average Maturity §	2.41
Duration †	1.78

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	12.2%
AAA	10.9
AA	14.9
A	26.3
BBB	32.3
BB	0.7
Not Rated	1.9
Baa2	0.8
Net Other Assets (Liabilities)	0.0 *
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2018

Transamerica High Quality Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I3 (NAV)	0.57%	N/A	0.70%	04/21/2017
Class R (NAV)	0.04%	N/A	0.23%	04/21/2017
Class R4 (NAV)	0.31%	0.74%	2.27%	09/11/2000
ICE BofAML U.S. Corporate & Government 1-3 Years Index (A)	0.41%	0.84%	1.70%

(A) The ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment Fund pertain only to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption.

Transamerica Funds	Annual Report 2018

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES - 35.7%
Ally Auto Receivables Trust Series 2017-4, Class A4, 1.96%, 07/15/2022	$ 1,500,000	$ 1,464,092
AmeriCredit Automobile Receivables Trust
Series 2016-1, Class D,
3.59%, 02/08/2022	1,000,000	1,001,236
Series 2016-4, Class B,
1.83%, 12/08/2021	1,000,000	986,934
Series 2017-1, Class C,
2.71%, 08/18/2022	1,000,000	985,594
Series 2017-2, Class C,
2.97%, 03/20/2023	605,000	599,312
Series 2018-1, Class D,
3.82%, 03/18/2024	4,000,000	3,973,419
Series 2018-2, Class D,
4.01%, 07/18/2024	3,000,000	2,991,208
Avis Budget Rental Car Funding AESOP LLC
Series 2014-1A, Class A,
2.46%, 07/20/2020 (A)	1,250,000	1,246,395
Series 2014-1A, Class B,
2.96%, 07/20/2020 (A)	375,000	374,202
Barclays Dryrock Issuance Trust Series 2016-1, Class A, 1.52%, 05/16/2022	2,000,000	1,980,463
Capital Auto Receivables Asset Trust
Series 2015-4, Class C,
2.89%, 02/22/2021	1,630,000	1,626,494
Series 2015-4, Class D,
3.62%, 05/20/2021	1,575,000	1,577,973
Series 2016-1, Class B,
2.67%, 12/21/2020	1,000,000	996,607
Series 2016-2, Class B,
2.11%, 03/22/2021	1,000,000	990,057
Series 2016-3, Class C,
2.35%, 09/20/2021	725,000	715,808
Series 2018-2, Class C,
3.69%, 12/20/2023 (A)	1,750,000	1,749,359
CarMax Auto Owner Trust
Series 2015-2, Class C,
2.39%, 03/15/2021	900,000	895,581
Series 2018-1, Class C,
2.95%, 11/15/2023	2,485,000	2,431,853
CCG Receivables Trust Series 2018-1, Class B, 3.09%, 06/16/2025 (A)	2,600,000	2,559,669
CLI Funding V LLC
Series 2013-1A, Class NOTE,
2.83%, 03/18/2028 (A)	1,046,067	1,017,517
Series 2013-3A, Class A,
3.67%, 11/18/2028 (A)	251,992	245,910
CNH Equipment Trust
Series 2015-A, Class B,
2.14%, 08/15/2022	2,000,000	1,993,390
Series 2015-B, Class A3,
1.37%, 07/15/2020	75,800	75,686
Series 2015-B, Class B,
2.23%, 10/17/2022	1,825,000	1,818,620

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CNH Equipment Trust (continued)
Series 2017-C, Class B,
2.54%, 05/15/2025	$ 1,140,000	$ 1,107,967
Series 2018-A, Class B,
3.47%, 10/15/2025	1,700,000	1,698,275
Colony Starwood Homes Trust Series 2016-1A, Class C, 1-Month LIBOR + 2.65%, 4.94% (B), 07/17/2033 (A)	1,051,505	1,051,768
Dell Equipment Finance Trust
Series 2017-2, Class C,
2.73%, 10/24/2022 (A)	2,450,000	2,412,598
Series 2018-2, Class C,
3.72%, 10/22/2023 (A)	1,220,000	1,221,068
Ford Credit Auto Lease Trust Series 2018-A, Class B, 3.17%, 09/15/2021	1,250,000	1,244,125
Ford Credit Auto Owner Trust
Series 2016-C, Class B,
1.73%, 03/15/2022	1,418,000	1,381,664
Series 2017-1, Class C,
3.01%, 08/15/2028 (A)	2,000,000	1,951,596
Series 2017-A, Class C,
2.41%, 07/15/2023	2,578,000	2,526,312
Series 2017-C, Class C,
2.50%, 05/15/2024	3,000,000	2,922,570
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class B, 2.34%, 09/15/2022	1,570,000	1,538,870
GM Financial Automobile Leasing Trust Series 2018-3, Class B, 3.48%, 07/20/2022	1,100,000	1,097,880
GM Financial Consumer Automobile Receivables Trust
Series 2018-1, Class C,
2.77%, 07/17/2023	2,515,000	2,454,626
Series 2018-2, Class C,
3.31%, 12/18/2023	2,100,000	2,074,426
Series 2018-3, Class C,
3.45%, 02/16/2024	1,000,000	992,885
Hilton Grand Vacations Trust Series 2018-AA, Class A, 3.54%, 02/25/2032 (A)	981,847	979,512
Hyundai Auto Receivables Trust
Series 2017-B, Class B,
2.23%, 02/15/2023	1,840,000	1,784,775
Series 2017-B, Class C,
2.44%, 05/15/2024	1,000,000	964,534
Invitation Homes Trust
Series 2018-SFR2, Class D,
1-Month LIBOR + 1.45%, 3.73% (B), 06/17/2037 (A)	3,000,000	2,995,840
Series 2018-SFR4, Class D,
1-Month LIBOR + 1.65%, 3.90% (B), 01/17/2038 (A) (C)	2,400,000	2,400,000
John Deere Owner Trust Series 2017-B, Class A4, 2.11%, 07/15/2024	1,300,000	1,269,835

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
MVW Owner Trust
Series 2015-1A, Class A,
2.52%, 12/20/2032 (A)	$ 795,155	$ 777,816
Series 2016-1A, Class A,
2.25%, 12/20/2033 (A)	458,910	443,516
Series 2017-1A, Class A,
2.42%, 12/20/2034 (A)	1,107,705	1,069,894
Progress Residential Trust
Series 2018-SFR1, Class C,
3.68%, 03/17/2035 (A)	3,250,000	3,171,816
Series 2018-SFR2, Class D,
4.34%, 08/17/2035 (A)	2,000,000	1,975,926
Series 2018-SFR3, Class C,
4.18%, 10/17/2035 (A)	2,000,000	1,985,467
Santander Drive Auto Receivables Trust
Series 2016-3, Class D,
2.80%, 08/15/2022	2,755,000	2,721,229
Series 2017-3, Class D,
3.20%, 11/15/2023	3,000,000	2,967,745
Sierra Receivables Funding Co. LLC Series 2017-1A, Class A, 2.91%, 03/20/2034 (A)	460,648	454,200
Sierra Timeshare Receivables Funding LLC
Series 2015-1A, Class A,
2.40%, 03/22/2032 (A)	249,903	248,089
Series 2015-3A, Class B,
3.08%, 09/20/2032 (A)	961,918	951,066
Series 2018-2A, Class A,
3.50%, 06/20/2035 (A)	1,039,135	1,033,295
Synchrony Credit Card Master Note Trust Series 2017-2, Class C, 3.01%, 10/15/2025	640,000	617,372
TAL Advantage V LLC Series 2013-2A, Class A, 3.55%, 11/20/2038 (A)	330,417	325,949
Verizon Owner Trust
Series 2017-2A, Class C,
2.38%, 12/20/2021 (A)	2,230,000	2,187,180
Series 2017-3A, Class C,
2.53%, 04/20/2022 (A)	765,000	749,587
Series 2018-1A, Class C,
3.20%, 09/20/2022 (A)	1,530,000	1,514,513
Series 2018-A, Class B,
3.38%, 04/20/2023	1,500,000	1,496,106
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (A)	1,637,779	1,596,609
World Omni Auto Receivables Trust Series 2018-A, Class B, 2.89%, 04/15/2025	1,500,000	1,473,833
World Omni Automobile Lease Securitization Trust
Series 2016-A, Class A4,
1.61%, 01/15/2022	1,000,000	995,454
Series 2018-B, Class B,
3.43%, 03/15/2024	1,700,000	1,694,422

Total Asset-Backed Securities (Cost $101,755,459)		100,819,589

	Principal	Value
CORPORATE DEBT SECURITIES - 39.7%
Aerospace & Defense - 0.5%
General Dynamics Corp. 3.00%, 05/11/2021	$ 1,590,000	$ 1,578,790

Airlines - 2.2%
America West Airlines Pass-Through Trust 7.10%, 10/02/2022	1,501,181	1,580,744
American Airlines Pass-Through Trust 4.95%, 07/15/2024	1,979,204	2,022,073
United Airlines Pass-Through Trust 4.63%, 03/03/2024	2,500,725	2,506,702

		6,109,519

Banks - 10.3%
Banco del Estado de Chile
2.67%, 01/08/2021 (A) (D)	1,150,000	1,119,824
3.88%, 02/08/2022 (A)	1,552,000	1,542,236
Bank of America Corp. 2.25%, 04/21/2020, MTN	3,128,000	3,082,697
Bank of Montreal 3.10%, 04/13/2021, MTN	1,160,000	1,152,646
Bank of Nova Scotia 2.70%, 03/07/2022 (D)	1,270,000	1,236,001
Barclays PLC 2.75%, 11/08/2019	3,000,000	2,979,066
Citigroup, Inc. 4.05%, 07/30/2022	3,425,000	3,439,647
Citizens Bank NA 2.30%, 12/03/2018, MTN	1,625,000	1,624,379
First Republic Bank 2.38%, 06/17/2019	400,000	398,337
HSBC Bank USA NA 4.88%, 08/24/2020	2,252,000	2,304,858
Huntington National Bank 3.25%, 05/14/2021	3,000,000	2,972,588
Intesa Sanpaolo SpA 3.88%, 01/15/2019, MTN	2,825,000	2,825,434
JPMorgan Chase & Co. 2.55%, 10/29/2020	1,000,000	983,512
Wells Fargo & Co. 2.50%, 03/04/2021	3,425,000	3,337,820

		28,999,045

Beverages - 0.7%
Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	2,000,000	1,960,720

Biotechnology - 1.3%
AbbVie, Inc.
2.50%, 05/14/2020	2,700,000	2,664,737
2.90%, 11/06/2022	930,000	900,250

		3,564,987

Capital Markets - 3.5%
Deutsche Bank AG 3-Month LIBOR + 1.91%, 4.25% (B), 05/10/2019 (D)	1,220,000	1,226,100
Goldman Sachs Group, Inc. 3-Month LIBOR + 0.78%, 3.31% (B), 10/31/2022	3,500,000	3,512,158

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Morgan Stanley 4.88%, 11/01/2022	$ 5,000,000	$ 5,158,170

		9,896,428

Chemicals - 0.2%
Monsanto Co. 2.13%, 07/15/2019	500,000	494,750

Consumer Finance - 3.4%
Capital One NA 2.35%, 01/31/2020	1,000,000	987,260
Ford Motor Credit Co. LLC 3.34%, 03/28/2022	2,721,000	2,599,072
General Motors Financial Co., Inc. 4.15%, 06/19/2023	2,200,000	2,162,697
John Deere Capital Corp. 1.25%, 10/09/2019, MTN	2,875,000	2,829,864
Synchrony Financial 3.00%, 08/15/2019	950,000	946,117

		9,525,010

Containers & Packaging - 0.1%
WestRock MWV LLC 7.38%, 09/01/2019	380,000	392,318

Diversified Telecommunication Services - 1.4%
AT&T, Inc.
2.80%, 02/17/2021	70,000	68,786
3.00%, 06/30/2022	2,145,000	2,080,736
Verizon Communications, Inc. 3.13%, 03/16/2022	1,800,000	1,774,283

		3,923,805

Electric Utilities - 0.5%
Mississippi Power Co. 3-Month LIBOR + 0.65%, 3.03% (B), 03/27/2020	1,425,000	1,425,145

Equity Real Estate Investment Trusts - 2.1%
Kilroy Realty, LP 6.63%, 06/01/2020	3,250,000	3,393,138
SL Green Operating Partnership, LP 3-Month LIBOR + 0.98%, 3.32% (B), 08/16/2021	2,650,000	2,651,364

		6,044,502

Food Products - 1.2%
Campbell Soup Co. 3-Month LIBOR + 0.63%, 2.96% (B), 03/15/2021	3,300,000	3,287,578

Health Care Equipment & Supplies - 0.6%
Becton Dickinson and Co. 3-Month LIBOR + 0.88%, 3.26% (B), 12/29/2020	1,650,000	1,651,318

Health Care Providers & Services - 1.3%
Halfmoon Parent, Inc. 3.40%, 09/17/2021 (A)	905,000	898,339
HCA, Inc. 4.25%, 10/15/2019	2,850,000	2,860,688

		3,759,027

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Industrial Conglomerates - 0.8%
General Electric Co. 3-Month LIBOR + 1.00%, 3.44% (B), 04/15/2023, MTN	$ 2,200,000	$ 2,166,042

Media - 1.5%
Charter Communications Operating LLC / Charter Communications Operating Capital 3-Month LIBOR + 1.65%, 4.19% (B), 02/01/2024	2,100,000	2,133,985
Comcast Corp. 3.45%, 10/01/2021	1,160,000	1,159,447
Interpublic Group Cos., Inc. 4.00%, 03/15/2022	1,025,000	1,023,170

		4,316,602

Metals & Mining - 0.7%
ArcelorMittal 5.13%, 06/01/2020 (D)	1,869,000	1,908,687

Multi-Utilities - 1.2%
Public Service Co. of Oklahoma 5.15%, 12/01/2019 (D)	3,250,000	3,320,489

Oil, Gas & Consumable Fuels - 4.5%
Andeavor Logistics, LP / Tesoro Logistics Finance Corp.
5.50%, 10/15/2019	1,512,000	1,540,638
6.25%, 10/15/2022	2,628,000	2,710,125
EnLink Midstream Partners, LP 2.70%, 04/01/2019	2,110,000	2,096,683
Kinder Morgan, Inc. 3.05%, 12/01/2019	1,025,000	1,021,247
Petroleos Mexicanos
6.00%, 03/05/2020	230,000	233,160
6.38%, 02/04/2021	1,962,000	2,007,479
Phillips 66 3-Month LIBOR + 0.65%, 3.09% (B), 04/15/2019 (A)	3,000,000	3,000,900

		12,610,232

Pharmaceuticals - 0.2%
Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/2019	695,000	686,406

Semiconductors & Semiconductor Equipment - 1.0%
Xilinx, Inc. 2.13%, 03/15/2019	2,870,000	2,860,819

Technology Hardware, Storage & Peripherals - 0.4%
Hewlett Packard Enterprise Co. 3-Month LIBOR + 0.72%, 3.06% (B), 10/05/2021	1,285,000	1,285,554

Wireless Telecommunication Services - 0.1%
America Movil SAB de CV 5.00%, 03/30/2020	400,000	408,042

Total Corporate Debt Securities (Cost $112,930,992)		112,175,815

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
FOREIGN GOVERNMENT OBLIGATION - 0.3%
Republic of Korea - 0.3%
Export-Import Bank of Korea 3-Month LIBOR + 0.46%, 2.93% (B), 10/21/2019	$ 1,000,000	$ 1,000,520

Total Foreign Government Obligation (Cost $1,000,091)		1,000,520

MORTGAGE-BACKED SECURITIES - 11.1%
BANK, Interest Only STRIPS Series 2018-BN12, Class XA, 0.35% (B), 05/15/2061	27,300,772	663,373
BX Commercial Mortgage Trust
Series 2018-BIOA, Class B,
1-Month LIBOR + 0.87%, 3.15% (B), 03/15/2037 (A)	2,400,000	2,395,467
Series 2018-IND, Class D,
1-Month LIBOR + 1.30%, 3.58% (B), 11/15/2035 (A)	1,600,000	1,602,968
BX Trust Series 2018-MCSF, Class D, 1-Month LIBOR + 1.45%, 3.73% (B), 04/15/2035 (A)	2,000,000	1,986,834
Cold Storage Trust Series 2017-ICE3, Class B, 1-Month LIBOR + 1.25%, 3.53% (B), 04/15/2036 (A)	1,900,000	1,902,322
COMM Mortgage Trust, Interest Only STRIPS Series 2018-COR3, Class XA, 0.45% (B), 05/10/2051	19,665,387	712,310
Core Industrial Trust Series 2015-TEXW, Class C, 3.73%, 02/10/2034 (A)	1,200,000	1,195,511
DBCG Mortgage Trust Series 2018-BIOD, Class D, 1-Month LIBOR + 1.30%, 3.58% (B), 05/15/2035 (A)	2,839,952	2,810,500
Federal Home Loan Mortgage Corp. Series 2018-1, Class A1, 3.50%, 06/25/2028	1,063,282	1,054,924
GS Mortgage Securities Corp. II Series 2017-SLP, Class B, 3.77%, 10/10/2032 (A)	1,450,000	1,436,233
GS Mortgage Securities Corp. II, Interest Only STRIPS Series 2018-GS10, Class XA, 0.34% (B), 07/10/2051	67,633,165	1,924,705
GS Mortgage Securities Corp. Trust Series 2016-RENT, Class D, 4.07% (B), 02/10/2029 (A)	2,000,000	1,979,033
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class A3, 3.14%, 06/15/2045	297,827	297,560
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2015-C24, Class XA, 0.79% (B), 05/15/2048	43,341,100	1,748,701
Morgan Stanley Capital I Trust Series 2017-CLS, Class B, 1-Month LIBOR + 0.85%, 3.13% (B), 11/15/2034 (A)	3,000,000	2,994,302

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust
Series 2012-C1, Class A3,
3.40%, 05/10/2045	$ 3,141,580	$ 3,129,973
UBS Commercial Mortgage Trust, Interest Only STRIPS Series 2018-C10, Class XA, 0.97% (B), 05/15/2051	6,279,944	427,029
Series 2018-C11, Class XA,
0.98% (B), 06/15/2051	32,944,564	1,885,012
Wells Fargo Commercial Mortgage Trust, Interest Only STRIPS Series 2018-C44, Class XA, 0.76% (B), 05/15/2051	20,155,444	1,115,670

Total Mortgage-Backed Securities (Cost $31,584,379)		31,262,427

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.3%
Federal Home Loan Mortgage Corp.
1-Year CMT + 2.04%, 3.93% (B), 06/01/2033	745,228	779,585
4.50%, 09/01/2026	621,869	637,485
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Interest Only STRIPS Series K032, Class X1, 0.10% (B), 05/25/2023	205,113,420	967,582
Federal National Mortgage Association
1.95%, 11/01/2020	2,630,000	2,556,867
Federal National Mortgage Association, Interest Only STRIPS
Zero Coupon (B), 10/25/2021	29,892,280	59,856
0.12% (B), 11/25/2022	64,985,659	233,260
0.23% (B), 01/25/2022	29,633,946	183,458
FREMF Mortgage Trust
3.95% (B), 08/25/2047 (A)	1,940,000	1,952,160
4.26% (B), 01/25/2045 (A)	1,580,000	1,604,441
Government National Mortgage Association
4.42% (B), 12/20/2061	863,794	868,851
4.64% (B), 09/20/2063	522,896	525,490
4.67% (B), 11/20/2061 - 02/20/2063	946,509	954,970
4.75% (B), 02/20/2061	5,646	5,743
4.83% (B), 06/20/2063	744,328	751,590
4.91% (B), 05/20/2062	548,524	555,717
4.95% (B), 02/20/2061	23,717	24,159
5.10% (B), 05/20/2061	29,359	29,536
5.26% (B), 11/20/2060	718,469	726,655
5.30% (B), 04/20/2061	349,206	353,736
5.75%, 12/15/2022	188,668	193,426
Government National Mortgage Association, Interest Only STRIPS
0.70% (B), 09/16/2059	14,789,636	947,054

Total U.S. Government Agency Obligations (Cost $15,607,235)		14,911,621

U.S. GOVERNMENT OBLIGATION - 6.9%
U.S. Treasury - 6.9%
U.S. Treasury Note 1.50%, 05/15/2020	19,961,000	19,561,000

Total U.S. Government Obligation (Cost $19,578,593)		19,561,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (E)	2,976,678	$ 2,976,678

Total Other Investment Company (Cost $2,976,678)		2,976,678

Total Investments (Cost $285,433,427)		282,707,650
Net Other Assets (Liabilities) - (0.0)% (F)		(58,725)

Net Assets - 100.0%		$ 282,648,925

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$100,819,589	$—	$100,819,589
Corporate Debt Securities	—	112,175,815	—	112,175,815
Foreign Government Obligation	—	1,000,520	—	1,000,520
Mortgage-Backed Securities	—	31,262,427	—	31,262,427
U.S. Government Agency Obligations	—	14,911,621	—	14,911,621
U.S. Government Obligation	—	19,561,000	—	19,561,000
Other Investment Company	2,976,678	—	—	2,976,678

Total Investments	$2,976,678	$279,730,972	$—	$282,707,650

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $67,111,427, representing 23.7% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2018. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,916,014. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Rate disclosed reflects the yield at October 31, 2018.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	There were no transfers in or out of Level 3 during the period ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Bond

(unaudited)

MARKET ENVIRONMENT

In the fourth quarter of 2017, buoyed by consumption, business equipment spending, and a general pick-up in global economic activity, U.S. gross domestic product (“GDP”) growth accelerated to 2.3% year-over-year. Market participants turned their focus to the eventuality of a near-term fiscal push, notably via tax policy. Equity prices rallied in response, and 2018 and 2019 GDP consensus estimates inched higher. In late 2017, Congress passed and President Trump signed broad tax relief for individuals, small businesses, and corporations into law.

The front end of the yield curve continued to reprice in the first half of the year as the U.S. Federal Reserve (“Fed”) maintained its outlook for steady economic growth and signaled the likelihood of more rate hikes in the future amid increasing Treasury supply. The 10-year Treasury yield settled roughly 11 basis points higher, and the 2-year yield about 25 basis points higher in the second quarter, pushing the spread between the 2- and 10-year Treasuries to its then narrowest level in more than a decade. Additionally, the LIBOR-Option Implied Spread, which had been widening throughout the first quarter of 2018, peaked early in the second quarter before declining materially.

Policy and politics remained center-stage in the third quarter as Washington’s trade spat with China continued to escalate. These risks surrounding trade policy were noted as a concern by the Fed in its September meeting minutes. Even so, the Fed stayed the course on normalizing rates given continued economic strength, hiking again in September to bring the policy rate above 2% for the first time since 2008.

High yield returns were somewhat low during the year but still fared better than most fixed income asset classes which suffered declines. Two distinct bouts of volatility hit the high yield market during the period, one in February and another in October, both coinciding with equity market weakness. Given the strong technical backdrop with light new issuance, high yield broadly weathered the dual stresses of equity declines and rising interest rates. In our view, high yield fundamentals remained solid in the period, given strong corporate earnings and a low level of defaults.

PERFORMANCE

For the year ended October 31, 2018, Transamerica High Yield Bond (Class A) returned -0.20%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index, returned 0.98%.

STRATEGY REVIEW

Despite favorable allocation decisions, security selection was the largest detractor from performance this year. Our selection within BB and B-rated securities detracted the most from relative performance. However, our overall ratings positioning – underweight BBs and overweight Bs – contributed favorably over the last twelve months as the more rate-sensitive BB-rated bonds underperformed.

By sector, the top contributors included banking, finance and consumer cyclical companies. The largest detractors from active returns were basic industry, technology and capital goods.

We maintained a slight down-in-quality bias throughout most of the period, given modestly improving fundamentals among many lower-quality issuers. Furthermore, strengthening fundamentals and rising commodity prices have supported our efforts to increase exposure within the energy sector. In addition to preferring certain consumer and communication sectors, key sector overweights included housing-related credits, gaming and financials. We have continued to focus on searching for idiosyncratic opportunities where the market has pushed bond prices down to attractive levels.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Derek Thoms

Co-Portfolio Managers

AEGON USA Investment Management, LLC

Fund Characteristics	Years
Average Maturity §	6.26
Duration †	3.84

Credit Quality ‡	Percentage of Net Assets
AAA	0.4%
BBB	5.1
BB	40.7
B	40.7
CCC and Below	9.0
Not Rated	10.4
Net Other Assets (Liabilities)	(6.3)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(4.99)%	2.93%	9.93%	06/14/1985
Class A (NAV)	(0.20)%	3.95%	10.46%	06/14/1985
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (A)	0.98%	4.69%	11.22%
Class B (POP)	(5.81)%	2.92%	9.80%	10/01/1995
Class B (NAV)	(1.08)%	3.09%	9.80%	10/01/1995
Class C (POP)	(1.83)%	3.20%	9.70%	11/11/2002
Class C (NAV)	(0.88)%	3.20%	9.70%	11/11/2002
Class I (NAV)	0.17%	4.21%	7.17%	11/30/2009
Class I2 (NAV)	0.30%	4.34%	10.93%	11/08/2004
Class I3 (NAV)	0.33%	N/A	3.60%	03/24/2017
Class R (NAV)	(0.17)%	N/A	3.09%	03/24/2017
Class R4 (NAV)	0.08%	N/A	3.35%	03/24/2017
Class R6 (NAV)	0.29%	N/A	3.88%	05/29/2015
Class T1 (POP)	(2.50)%	N/A	1.50%	03/17/2017
Class T1 (NAV)	0.01%	N/A	3.12%	03/17/2017
Advisor Class (NAV)	0.09%	N/A	4.28%	12/16/2016

(A) The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Interest rates may go up, causing the value of the Fund’s investments to decline. Changes, in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Investing in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES - 94.6%
Aerospace & Defense - 1.3%
Bombardier, Inc.
6.00%, 10/15/2022 (A)	$ 993,000	$ 974,381
6.13%, 01/15/2023 (A)	5,320,000	5,253,500
7.75%, 03/15/2020 (A)	1,814,000	1,882,025
DAE Funding LLC
4.50%, 08/01/2022 (A)	1,573,000	1,533,675
5.00%, 08/01/2024 (A)	1,639,000	1,598,025
Triumph Group, Inc.
5.25%, 06/01/2022	4,732,000	4,377,100
7.75%, 08/15/2025	3,390,000	3,186,600

		18,805,306

Airlines - 1.5%
American Airlines Group, Inc.
4.63%, 03/01/2020 (A)	2,740,000	2,740,000
5.50%, 10/01/2019 (A)	4,461,000	4,509,848
American Airlines Pass-Through Trust
5.60%, 01/15/2022 (A)	5,638,511	5,716,040
5.63%, 07/15/2022 (A)	2,886,854	2,940,405
Continental Airlines Pass-Through Trust
5.50%, 04/29/2022	588,791	599,154
6.90%, 10/19/2023	2,121,256	2,184,894
United Airlines Pass-Through Trust 4.63%, 03/03/2024	1,322,223	1,325,383
United Continental Holdings, Inc. 4.25%, 10/01/2022 (B)	615,000	603,469

		20,619,193

Auto Components - 0.6%
Goodyear Tire & Rubber Co. 5.00%, 05/31/2026 (B)	9,385,000	8,540,350

Automobiles - 0.4%
General Motors Co. 5.00%, 10/01/2028	5,424,000	5,195,396

Banks - 2.9%
Barclays PLC
Fixed until 09/15/2019 (C), 6.63% (B) (D)	3,326,000	3,346,788
Fixed until 09/15/2023 (C), 7.75% (D)	2,457,000	2,451,349
BNP Paribas SA
Fixed until 03/14/2022 (C), 6.75% (A) (B) (D)	3,950,000	3,994,437
Fixed until 03/30/2021 (C), 7.63% (A) (D)	2,298,000	2,387,048
CIT Group, Inc.
4.75%, 02/16/2024	666,000	656,010
5.00%, 08/15/2022	3,080,000	3,091,550
Intesa Sanpaolo SpA 5.71%, 01/15/2026 (A)	4,565,000	4,052,762
JPMorgan Chase & Co. 3-Month LIBOR + 3.47%, 5.99% (D), 01/30/2019 (C)	1,348,000	1,355,225
Lloyds Banking Group PLC
Fixed until 06/27/2024 (C), 7.50% (D)	5,585,000	5,633,869
Fixed until 09/27/2025 (C), 7.50% (D)	3,755,000	3,773,775
Royal Bank of Scotland Group PLC Fixed until 08/15/2021 (C), 8.63% (D)	3,660,000	3,847,575
Societe Generale SA Fixed until 09/13/2021 (C), 7.38% (A) (D)	5,338,000	5,411,397

		40,001,785

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.4%
Cott Holdings, Inc. 5.50%, 04/01/2025 (A)	$ 5,510,000	$ 5,248,275

Building Products - 2.0%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (A)	12,893,000	12,973,581
Builders FirstSource, Inc. 5.63%, 09/01/2024 (A)	7,556,000	7,045,970
Griffon Corp. 5.25%, 03/01/2022	8,827,000	8,275,313

		28,294,864

Capital Markets - 1.2%
Credit Suisse Group AG
Fixed until 12/18/2024 (C), 6.25% (A) (D)	1,350,000	1,313,707
Fixed until 09/12/2025 (C), 7.25% (A) (D)	2,450,000	2,422,437
Fixed until 07/17/2023 (C), 7.50% (A) (D)	1,875,000	1,907,813
Fixed until 12/11/2023 (C), 7.50% (A) (D)	9,383,000	9,769,204
Goldman Sachs Capital II 3-Month LIBOR + 0.77%, 4.00% (D), 12/03/2018 (C)	1,048,000	838,400

		16,251,561

Chemicals - 2.0%
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC 7.50%, 05/01/2025 (A)	4,243,000	4,105,102
Hexion, Inc.
6.63%, 04/15/2020	5,776,000	5,111,760
7.88%, 02/15/2023	4,886,000	2,785,020
10.00%, 04/15/2020 (B)	1,821,000	1,702,635
Hexion, Inc. / Hexion Nova Scotia Finance ULC 9.00%, 11/15/2020	1,781,000	1,068,600
NOVA Chemicals Corp.
4.88%, 06/01/2024 (A)	5,157,000	4,737,994
5.25%, 06/01/2027 (A)	5,449,000	4,917,722
Olin Corp. 5.13%, 09/15/2027 (B)	3,303,000	3,075,919

		27,504,752

Commercial Services & Supplies - 1.1%
Ashtead Capital, Inc. 5.25%, 08/01/2026 (A)	3,642,000	3,584,092
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, 04/01/2023 (B)	4,368,000	4,247,880
6.38%, 04/01/2024 (A) (B)	2,208,000	2,108,640
Garda World Security Corp. 8.75%, 05/15/2025 (A)	6,008,000	5,647,520

		15,588,132

Communications Equipment - 0.8%
CommScope Technologies LLC
5.00%, 03/15/2027 (A)	779,000	695,390
6.00%, 06/15/2025 (A)	6,662,000	6,478,795
Nokia OYJ 3.38%, 06/12/2022	3,764,000	3,604,030

		10,778,215

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 3.3%
Abengoa Abenewco 2 SAU PIK Rate 1.25%, Cash Rate 0.25%, 03/31/2023 (A) (E)	$ 1,921,360	$ 28,820
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.75%, 08/01/2025 (A)	3,460,000	3,209,150
6.88%, 02/15/2021 (A)	8,364,000	8,364,000
Brookfield Residential Properties, Inc.
6.38%, 05/15/2025 (A)	4,375,000	4,117,969
6.50%, 12/15/2020 (A)	1,972,000	1,972,000
Century Communities, Inc. 5.88%, 07/15/2025	6,073,000	5,496,065
Pisces Midco, Inc. 8.00%, 04/15/2026 (A)	7,479,000	7,263,979
Weekley Homes LLC / Weekley Finance Corp. 6.00%, 02/01/2023	4,501,000	4,320,960
William Lyon Homes, Inc.
5.88%, 01/31/2025	5,600,000	4,935,000
6.00%, 09/01/2023	2,000,000	1,825,000
7.00%, 08/15/2022	4,219,000	4,213,726

		45,746,669

Consumer Finance - 2.2%
Ally Financial, Inc.
5.75%, 11/20/2025 (B)	1,627,000	1,663,608
7.50%, 09/15/2020	4,468,000	4,736,080
Altice Financing SA
6.63%, 02/15/2023 (A)	2,057,000	2,036,019
7.50%, 05/15/2026 (A)	5,579,000	5,244,260
Navient Corp.
5.00%, 10/26/2020	2,713,000	2,727,921
5.88%, 10/25/2024	2,955,000	2,785,087
6.50%, 06/15/2022	3,408,000	3,467,640
6.63%, 07/26/2021	1,020,000	1,049,325
6.75%, 06/15/2026	2,201,000	2,101,955
Springleaf Finance Corp.
6.00%, 06/01/2020	1,823,000	1,861,739
7.13%, 03/15/2026	2,705,000	2,562,987
8.25%, 12/15/2020	551,000	589,570

		30,826,191

Containers & Packaging - 2.7%
ARD Finance SA PIK Rate 7.88%, Cash Rate 7.13%, 09/15/2023 (E)	3,766,000	3,650,666
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
6.00%, 02/15/2025 (A)	3,857,000	3,615,938
7.25%, 05/15/2024 (A)	4,840,000	4,864,200
BWAY Holding Co.
5.50%, 04/15/2024 (A)	4,931,000	4,733,760
7.25%, 04/15/2025 (A) (B)	1,207,000	1,146,650
Crown Americas LLC / Crown Americas Capital Corp. VI 4.75%, 02/01/2026 (A) (B)	1,755,000	1,656,281
Flex Acquisition Co., Inc.
6.88%, 01/15/2025 (A)	2,805,000	2,622,675
7.88%, 07/15/2026 (A)	1,779,000	1,717,269

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
OI European Group BV 4.00%, 03/15/2023 (A)	$ 2,545,000	$ 2,382,756
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A)	3,860,000	3,845,525
6.38%, 08/15/2025 (A)	820,000	824,100
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (A)	2,268,000	2,216,970
5.75%, 10/15/2020	721,985	721,985
6.88%, 02/15/2021	1,429,467	1,440,188
7.00%, 07/15/2024 (A) (B)	3,080,000	3,081,925

		38,520,888

Diversified Financial Services - 2.8%
Avation Capital SA 6.50%, 05/15/2021 (A)	3,305,000	3,313,262
Dana Financing Luxembourg Sarl 5.75%, 04/15/2025 (A)	10,882,000	10,446,720
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 4.78% (D), 12/21/2065 (A)	8,362,000	7,400,370
ILFC E-Capital Trust II 1.80% + Max of 3-Month LIBOR, 15-Year CMT or 30-Year CMT, 5.03% (D), 12/21/2065 (A)	1,171,000	1,042,190
Jefferies Finance LLC / JFIN Co-Issuer Corp.
7.25%, 08/15/2024 (A)	2,767,000	2,704,743
7.38%, 04/01/2020 (A)	500,000	505,000
7.50%, 04/15/2021 (A)	4,254,000	4,275,270
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.25%, 03/15/2022 (A)	5,770,000	5,741,150
Travelport Corporate Finance PLC 6.00%, 03/15/2026 (A)	4,377,000	4,387,942

		39,816,647

Diversified Telecommunication Services - 5.7%
CenturyLink, Inc.
6.45%, 06/15/2021	1,564,000	1,599,190
6.75%, 12/01/2023 (B)	4,312,000	4,398,240
7.50%, 04/01/2024 (B)	1,917,000	2,012,850
7.60%, 09/15/2039	5,925,000	5,095,500
7.65%, 03/15/2042	9,018,000	7,755,480
Frontier Communications Corp.
7.63%, 04/15/2024	10,316,000	6,189,600
8.50%, 04/01/2026 (A)	1,542,000	1,432,133
8.75%, 04/15/2022	2,766,000	2,150,565
9.00%, 08/15/2031 (B)	5,484,000	3,372,660
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	328,000	311,600
6.50%, 06/15/2019	2,330,000	2,362,271
6.63%, 08/01/2026	4,443,000	4,231,957
7.63%, 06/15/2021	7,317,000	7,759,678
Intelsat Jackson Holdings SA
8.00%, 02/15/2024 (A)	1,247,000	1,304,674
8.50%, 10/15/2024 (A) (B)	5,849,000	5,746,642
9.50%, 09/30/2022 (A) (B)	2,165,000	2,511,400

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Level 3 Parent LLC 5.75%, 12/01/2022	$ 5,251,000	$ 5,236,770
UPCB Finance IV, Ltd. 5.38%, 01/15/2025 (A)	3,648,000	3,549,504
Virgin Media Finance PLC 5.75%, 01/15/2025 (A)	3,565,000	3,435,769
Virgin Media Secured Finance PLC 5.25%, 01/15/2026 (A)	7,038,000	6,562,935
Windstream Services LLC / Windstream Finance Corp.
6.38%, 08/01/2023 (A) (B)	4,403,000	2,113,440
7.75%, 10/01/2021	2,414,000	1,460,470

		80,593,328

Electric Utilities - 0.7%
Elwood Energy LLC 8.16%, 07/05/2026	4,699,232	5,157,407
Red Oak Power LLC 9.20%, 11/30/2029	4,585,000	5,181,050

		10,338,457

Energy Equipment & Services - 3.2%
CSI Compressco, LP / CSI Compressco Finance, Inc. 7.25%, 08/15/2022	5,472,000	5,088,960
7.50%, 04/01/2025 (A)	1,431,000	1,434,578
Exterran Energy Solutions, LP / EES Finance Corp. 8.13%, 05/01/2025	3,206,000	3,230,045
Genesis Energy, LP / Genesis Energy Finance Corp. 6.50%, 10/01/2025 (B)	2,935,000	2,707,537
6.75%, 08/01/2022	5,420,000	5,447,100
KCA Deutag UK Finance PLC 9.63%, 04/01/2023 (A)	5,055,000	4,751,700
Noble Holding International, Ltd. 6.05%, 03/01/2041	2,288,000	1,670,240
8.95%, 04/01/2045 (B)	2,283,000	2,140,312
NuStar Logistics, LP 4.80%, 09/01/2020	7,306,000	7,287,735
5.63%, 04/28/2027	2,956,000	2,826,675
6.75%, 02/01/2021	2,632,000	2,737,280
Weatherford International LLC 6.80%, 06/15/2037	4,470,000	3,006,075
9.88%, 03/01/2025 (A) (B)	906,000	713,475
Weatherford International, Ltd. 6.75%, 09/15/2040 (B)	2,149,000	1,445,203
9.88%, 02/15/2024	1,305,000	1,017,900

		45,504,815

Entertainment - 0.3%
Netflix, Inc. 5.88%, 11/15/2028 (A)	3,851,000	3,783,608

Equity Real Estate Investment Trusts - 2.5%
CBL & Associates, LP 5.25%, 12/01/2023 (B)	7,893,000	6,630,120
5.95%, 12/15/2026 (B)	2,562,000	2,133,326
Iron Mountain, Inc. 4.38%, 06/01/2021 (A)	2,059,000	2,048,705
5.25%, 03/15/2028 (A)	9,877,000	8,864,607

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
iStar, Inc. 5.00%, 07/01/2019	$ 1,936,000	$ 1,937,210
5.25%, 09/15/2022	1,438,000	1,391,265
6.00%, 04/01/2022	4,917,000	4,917,000
SBA Communications Corp. 4.00%, 10/01/2022	1,665,000	1,594,238
4.88%, 07/15/2022	6,000,000	5,947,500

		35,463,971

Food & Staples Retailing - 0.9%
Albertsons Cos. LLC / Safeway, Inc. 5.75%, 03/15/2025	5,727,000	5,039,760
6.63%, 06/15/2024	3,659,000	3,457,755
Rite Aid Corp. 6.13%, 04/01/2023 (A)	4,999,000	4,246,026

		12,743,541

Food Products - 2.0%
JBS USA LUX SA / JBS USA Finance, Inc. 5.75%, 06/15/2025 (A)	2,789,000	2,677,440
7.25%, 06/01/2021 (A)	3,698,000	3,739,603
Pilgrim’s Pride Corp. 5.88%, 09/30/2027 (A)	6,920,000	6,262,600
Post Holdings, Inc. 5.00%, 08/15/2026 (A)	4,143,000	3,821,917
5.63%, 01/15/2028 (A)	2,756,000	2,591,467
8.00%, 07/15/2025 (A)	3,498,000	3,812,820
Simmons Foods, Inc. 5.75%, 11/01/2024 (A) (B)	531,000	390,285
7.75%, 01/15/2024 (A)	4,200,000	4,242,000

		27,538,132

Gas Utilities - 0.2%
Ferrellgas, LP / Ferrellgas Finance Corp. 6.75%, 06/15/2023 (B)	2,408,000	2,076,900

Health Care Equipment & Supplies - 0.9%
DJO Finance LLC / DJO Finance Corp. 8.13%, 06/15/2021 (A)	6,616,000	6,660,327
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.50%, 04/15/2025 (A) (B)	890,000	716,450
5.75%, 08/01/2022 (A) (B)	6,275,000	5,600,438

		12,977,215

Health Care Providers & Services - 4.7%
CHS / Community Health Systems, Inc. 5.13%, 08/01/2021 (B)	1,445,000	1,369,138
6.25%, 03/31/2023	2,212,000	2,034,376
6.88%, 02/01/2022	10,010,000	5,060,055
8.13%, 06/30/2024 (A) (B)	1,120,000	884,800
DaVita, Inc. 5.13%, 07/15/2024	1,169,000	1,116,395
5.75%, 08/15/2022	3,863,000	3,911,287
Encompass Health Corp. 5.75%, 11/01/2024 - 09/15/2025	9,123,000	9,070,890
HCA Healthcare, Inc. 6.25%, 02/15/2021	3,888,000	4,038,660
HCA, Inc. 5.88%, 03/15/2022 - 02/15/2026	12,844,000	13,236,065
7.50%, 02/15/2022 - 11/06/2033	7,670,000	8,312,200

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Tenet Healthcare Corp. 4.38%, 10/01/2021	$ 2,745,000	$ 2,710,688
5.13%, 05/01/2025	1,268,000	1,220,450
6.00%, 10/01/2020	1,503,000	1,539,147
6.75%, 06/15/2023	2,401,000	2,385,994
8.13%, 04/01/2022	8,270,000	8,611,137

		65,501,282

Hotels, Restaurants & Leisure - 6.7%
Boyd Gaming Corp. 6.00%, 08/15/2026	1,911,000	1,846,504
6.38%, 04/01/2026	2,760,000	2,735,850
6.88%, 05/15/2023	6,165,000	6,403,894
Boyne USA, Inc. 7.25%, 05/01/2025 (A)	4,283,000	4,465,028
GLP Capital, LP / GLP Financing II, Inc. 5.25%, 06/01/2025	3,831,000	3,850,193
Hilton Domestic Operating Co., Inc. 5.13%, 05/01/2026 (A)	4,585,000	4,481,837
International Game Technology PLC 6.25%, 02/15/2022 - 01/15/2027 (A)	7,217,000	7,423,980
6.50%, 02/15/2025 (A)	946,000	957,825
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, 09/15/2026 (A)	1,305,000	1,318,050
MGM Resorts International 5.75%, 06/15/2025	4,616,000	4,489,060
6.00%, 03/15/2023	2,642,000	2,681,630
6.63%, 12/15/2021	6,429,000	6,732,385
NCL Corp., Ltd. 4.75%, 12/15/2021 (A)	4,102,000	4,096,873
Rivers Pittsburgh Borrower, LP / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021 (A)	5,046,000	5,020,770
Scientific Games International, Inc. 5.00%, 10/15/2025 (A)	3,947,000	3,670,710
10.00%, 12/01/2022	11,901,000	12,436,545
Viking Cruises, Ltd. 5.88%, 09/15/2027 (A)	8,904,000	8,436,540
6.25%, 05/15/2025 (A)	4,926,000	4,936,837
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.63%, 09/15/2049 (A) (F) (G) (H) (I) (J) (K)	1,066,313	0
Wyndham Destinations, Inc. 4.15%, 04/01/2024	6,321,000	6,083,962
4.50%, 04/01/2027	2,261,000	2,094,251

		94,162,724

Household Durables - 2.0%
Beazer Homes USA, Inc. 5.88%, 10/15/2027 (B)	4,635,000	3,742,762
6.75%, 03/15/2025	2,824,000	2,478,060
7.25%, 02/01/2023	268,000	251,920
8.75%, 03/15/2022	1,807,000	1,820,553
KB Home 7.50%, 09/15/2022	4,108,000	4,333,940
7.63%, 05/15/2023	5,380,000	5,662,450
Lennar Corp. 4.75%, 11/29/2027	3,513,000	3,284,655
5.00%, 06/15/2027	2,778,000	2,618,265

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Durables (continued)
Meritage Homes Corp. 5.13%, 06/06/2027	$ 2,829,000	$ 2,489,520
7.15%, 04/15/2020	953,000	976,825

		27,658,950

Independent Power & Renewable Electricity Producers - 1.6%
Calpine Corp. 5.25%, 06/01/2026 (A)	5,354,000	4,918,987
5.50%, 02/01/2024	2,247,000	2,039,153
5.75%, 01/15/2025 (B)	4,221,000	3,771,675
6.00%, 01/15/2022 (A)	5,079,000	5,104,395
NRG Energy, Inc. 7.25%, 05/15/2026	2,823,000	2,999,437
Vistra Energy Corp. 7.63%, 11/01/2024	3,474,000	3,673,755

		22,507,402

Insurance - 1.5%
Genworth Holdings, Inc. 4.80%, 02/15/2024	2,000,000	1,730,000
4.90%, 08/15/2023	2,924,000	2,573,120
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 4.44% (D), 02/12/2067 (A)	8,676,000	7,981,920
Lincoln National Corp. 3-Month LIBOR + 2.36%, 4.67% (D), 05/17/2066	9,729,000	8,902,035

		21,187,075

IT Services - 0.5%
First Data Corp. 5.00%, 01/15/2024 (A)	2,523,000	2,491,463
5.75%, 01/15/2024 (A)	4,320,000	4,347,000

		6,838,463

Leisure Products - 0.3%
Mattel, Inc. 3.15%, 03/15/2023	1,554,000	1,322,454
5.45%, 11/01/2041	1,400,000	1,120,000
6.75%, 12/31/2025 (A)	2,012,000	1,926,490

		4,368,944

Machinery - 1.1%
Meritor, Inc. 6.25%, 02/15/2024 (B)	8,976,000	8,841,360
Novelis Corp. 5.88%, 09/30/2026 (A)	3,626,000	3,417,505
6.25%, 08/15/2024 (A)	3,525,000	3,489,750

		15,748,615

Media - 8.9%
Adelphia Communications Corp. 9.25%, 10/01/2049 (G) (H) (K) (L)	1,305,000	91
10.25%, 06/15/2049 - 11/01/2049 (G) (H) (K) (L)	1,460,000	102
Altice France SA 7.38%, 05/01/2026 (A)	9,959,000	9,532,655
Altice Luxembourg SA 7.63%, 02/15/2025 (A) (B)	1,450,000	1,236,125
Cablevision Systems Corp. 8.00%, 04/15/2020	2,116,000	2,213,865

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp. 5.00%, 02/01/2028 (A)	$ 3,937,000	$ 3,668,792
5.25%, 03/15/2021	1,870,000	1,879,350
5.50%, 05/01/2026 (A)	7,593,000	7,403,175
5.75%, 01/15/2024	2,255,000	2,277,550
5.75%, 02/15/2026 (A)	2,464,000	2,439,360
5.88%, 04/01/2024 (A)	1,000,000	1,008,750
Cequel Communications Holdings I LLC / Cequel Capital Corp. 7.50%, 04/01/2028 (A)	2,864,000	2,968,450
7.75%, 07/15/2025 (A) (M)	2,536,000	2,681,820
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	9,838,000	9,905,246
7.63%, 03/15/2020 (B)	3,456,000	3,443,040
7.63%, 03/15/2020	5,503,000	5,496,121
CSC Holdings LLC 6.63%, 10/15/2025 (A)	4,730,000	4,954,675
10.13%, 01/15/2023 (A)	3,852,000	4,190,591
10.88%, 10/15/2025 (A)	2,107,000	2,430,951
DISH DBS Corp. 5.00%, 03/15/2023 (B)	6,858,000	6,000,750
5.88%, 07/15/2022	975,000	921,375
6.75%, 06/01/2021	5,292,000	5,344,920
7.75%, 07/01/2026	13,227,000	11,838,165
7.88%, 09/01/2019	1,453,000	1,496,300
Unitymedia GmbH 6.13%, 01/15/2025 (A)	4,782,000	4,913,505
Univision Communications, Inc. 5.13%, 02/15/2025 (A)	9,863,000	9,014,782
6.75%, 09/15/2022 (A)	7,592,000	7,743,840
Ziggo Bond Co. BV 6.00%, 01/15/2027 (A)	3,225,000	2,870,250
Ziggo BV 5.50%, 01/15/2027 (A)	7,641,000	7,010,618

		124,885,214

Metals & Mining - 3.1%
Cleveland-Cliffs, Inc. 4.88%, 01/15/2024 (A)	3,126,000	2,985,330
5.75%, 03/01/2025 (B)	2,732,000	2,581,740
Constellium NV 6.63%, 03/01/2025 (A)	5,275,000	5,169,500
First Quantum Minerals, Ltd. 7.00%, 02/15/2021 (A) (B)	2,126,000	2,078,590
7.25%, 04/01/2023 (A)	8,843,000	8,168,721
Freeport-McMoRan, Inc. 5.45%, 03/15/2043	5,050,000	4,279,875
6.88%, 02/15/2023	4,751,000	4,975,485
New Gold, Inc. 6.25%, 11/15/2022 (A)	2,858,000	2,486,460
6.38%, 05/15/2025 (A) (B)	4,117,000	3,298,746
Teck Resources, Ltd. 6.00%, 08/15/2040	6,513,000	6,366,457
6.25%, 07/15/2041	643,000	641,393
8.50%, 06/01/2024 (A)	978,000	1,061,130

		44,093,427

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 10.4%
Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp. 7.88%, 12/15/2024	$ 3,550,000	$ 3,177,250
Callon Petroleum Co. 6.13%, 10/01/2024	5,722,000	5,578,950
6.38%, 07/01/2026	1,680,000	1,667,400
Carrizo Oil & Gas, Inc. 6.25%, 04/15/2023 (B)	2,263,000	2,223,398
8.25%, 07/15/2025	4,208,000	4,365,800
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	2,801,000	2,885,030
Cheniere Energy Partners, LP 5.63%, 10/01/2026 (A)	3,609,000	3,554,865
Chesapeake Energy Corp. 7.00%, 10/01/2024	2,717,000	2,659,264
7.50%, 10/01/2026	1,835,000	1,798,300
8.00%, 06/15/2027 (B)	5,422,000	5,388,112
Continental Resources, Inc. 5.00%, 09/15/2022	3,397,000	3,430,392
CrownRock, LP / CrownRock Finance, Inc. 5.63%, 10/15/2025 (A)	3,256,000	3,097,270
DCP Midstream, LP Fixed until 12/15/2022 (C), 7.38% (D)	4,849,000	4,645,948
Denbury Resources, Inc. 7.50%, 02/15/2024 (A)	1,903,000	1,860,183
9.00%, 05/15/2021 (A)	4,262,000	4,437,807
EP Energy LLC / Everest Acquisition Finance, Inc. 7.75%, 05/15/2026 (A)	2,710,000	2,710,000
8.00%, 11/29/2024 (A)	1,076,000	1,038,340
9.38%, 05/01/2024 (A)	2,225,000	1,691,000
Gulfport Energy Corp. 6.00%, 10/15/2024	1,670,000	1,561,450
6.38%, 05/15/2025 - 01/15/2026	5,590,000	5,295,783
HighPoint Operating Corp. 8.75%, 06/15/2025	2,358,000	2,405,160
Kinder Morgan, Inc. 8.05%, 10/15/2030, MTN	2,486,000	2,949,382
Matador Resources Co. 5.88%, 09/15/2026 (A)	2,705,000	2,644,137
Oasis Petroleum, Inc. 6.25%, 05/01/2026 (A) (B)	2,399,000	2,357,018
6.88%, 03/15/2022 (B)	5,736,000	5,771,850
Parsley Energy LLC / Parsley Finance Corp. 5.25%, 08/15/2025 (A)	1,778,000	1,717,993
5.38%, 01/15/2025 (A)	3,704,000	3,629,920
PDC Energy, Inc. 6.13%, 09/15/2024	5,709,000	5,452,095
Shelf Drilling Holdings, Ltd. 8.25%, 02/15/2025 (A)	4,416,000	4,427,040
SM Energy Co. 6.13%, 11/15/2022 (B)	3,265,000	3,305,812
6.63%, 01/15/2027 (B)	2,373,000	2,384,865
6.75%, 09/15/2026 (B)	812,000	814,030
Southwestern Energy Co. 7.50%, 04/01/2026 (B)	4,043,000	4,113,752

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.75%, 04/15/2025	$ 2,540,000	$ 2,432,050
Summit Midstream Partners, LP Fixed until 12/15/2022 (C), 9.50% (D)	4,110,000	4,027,800
Targa Resources Partners, LP / Targa Resources Partners Finance Corp. 5.00%, 01/15/2028	1,640,000	1,553,900
5.13%, 02/01/2025	4,256,000	4,138,960
5.88%, 04/15/2026 (A)	3,398,000	3,414,990
6.75%, 03/15/2024	5,238,000	5,486,805
Ultra Resources, Inc. 6.88%, 04/15/2022 (A)	811,000	466,325
7.13%, 04/15/2025 (A)	3,098,000	1,363,120
Whiting Petroleum Corp. 5.75%, 03/15/2021	3,427,000	3,448,419
6.63%, 01/15/2026 (B)	1,575,000	1,573,031
WildHorse Resource Development Corp. 6.88%, 02/01/2025	5,547,000	5,519,265
WPX Energy, Inc. 5.25%, 09/15/2024	3,026,000	2,988,175
8.25%, 08/01/2023	4,190,000	4,708,512

		146,160,948

Paper & Forest Products - 0.4%
Norbord, Inc. 6.25%, 04/15/2023 (A)	5,450,000	5,531,750

Pharmaceuticals - 2.3%
Bausch Health Cos., Inc. 5.50%, 11/01/2025 (A)	1,183,000	1,159,340
5.88%, 05/15/2023 (A)	17,332,000	16,530,395
6.13%, 04/15/2025 (A)	465,000	427,661
6.50%, 03/15/2022 (A)	866,000	896,310
Endo Dac / Endo Finance LLC 6.00%, 07/15/2023 (A)	8,012,000	6,890,320
Endo Finance LLC / Endo Finco, Inc. 5.38%, 01/15/2023 (A)	1,221,000	1,040,902
Teva Pharmaceutical Finance Netherlands III BV 2.20%, 07/21/2021	1,000,000	932,601
6.75%, 03/01/2028	4,473,000	4,573,496

		32,451,025

Real Estate Management & Development - 0.1%
Realogy Group LLC / Realogy Co-Issuer Corp. 4.88%, 06/01/2023 (A) (B)	1,448,000	1,310,440
5.25%, 12/01/2021 (A) (B)	317,000	311,453

		1,621,893

Road & Rail - 0.8%
Avolon Holdings Funding, Ltd. 5.13%, 10/01/2023 (A) (B)	3,558,000	3,491,288
Hertz Corp. 5.50%, 10/15/2024 (A) (B)	6,399,000	4,911,232
6.25%, 10/15/2022 (B)	2,692,000	2,362,230

		10,764,750

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.3%
NXP BV / NXP Funding LLC 3.88%, 09/01/2022 (A)	$ 4,738,000	$ 4,578,093

Software - 1.2%
Infor US, Inc. 5.75%, 08/15/2020 (A)	5,221,000	5,279,736
6.50%, 05/15/2022	7,346,000	7,327,635
Sophia, LP / Sophia Finance, Inc. 9.00%, 09/30/2023 (A)	4,361,000	4,513,635

		17,121,006

Specialty Retail - 1.1%
L Brands, Inc. 5.25%, 02/01/2028	700,000	596,960
6.75%, 07/01/2036	4,502,000	3,719,777
6.88%, 11/01/2035	6,144,000	5,222,400
PetSmart, Inc. 5.88%, 06/01/2025 (A)	7,496,000	5,846,880

		15,386,017

Technology Hardware, Storage & Peripherals - 1.8%
Dell International LLC / EMC Corp. 5.88%, 06/15/2021 (A)	4,128,000	4,184,849
7.13%, 06/15/2024 (A)	3,740,000	3,958,095
8.35%, 07/15/2046 (A)	2,841,000	3,301,448
Diebold Nixdorf, Inc. 8.50%, 04/15/2024	5,969,000	3,700,780
Seagate HDD Cayman 4.25%, 03/01/2022	1,855,000	1,780,624
4.75%, 01/01/2025 (B)	2,400,000	2,182,872
4.88%, 03/01/2024	2,512,000	2,376,553
Western Digital Corp. 4.75%, 02/15/2026	3,468,000	3,203,565

		24,688,786

Trading Companies & Distributors - 1.1%
United Rentals North America, Inc. 4.88%, 01/15/2028	1,935,000	1,743,338
5.50%, 07/15/2025 - 05/15/2027	10,055,000	9,768,180
6.50%, 12/15/2026	3,657,000	3,697,190

		15,208,708

Wireless Telecommunication Services - 3.1%
Sprint Communications, Inc. 11.50%, 11/15/2021	4,758,000	5,578,755
Sprint Corp. 7.13%, 06/15/2024	8,685,000	8,880,412
7.25%, 09/15/2021	3,268,000	3,415,060
7.63%, 03/01/2026	1,850,000	1,924,000
7.88%, 09/15/2023	11,023,000	11,767,052
T-Mobile USA, Inc. 4.00%, 04/15/2022 (B)	2,493,000	2,461,838
4.50%, 02/01/2026	2,854,000	2,671,173
6.50%, 01/15/2024	1,882,000	1,947,870
Wind Tre SpA 5.00%, 01/20/2026 (A)	6,258,000	5,326,810

		43,972,970

Total Corporate Debt Securities (Cost $1,386,292,804)		1,327,196,233

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS - 0.7%
Electrical Equipment - 0.0% (N)
Atkore International, Inc. 1st Lien Term Loan, 3-Month LIBOR + 2.75%, 5.14% (D), 12/22/2023	$ 643,513	$ 643,312

Machinery - 0.3%
Cortes NP Acquisition Corp. Term Loan B, 3-Month LIBOR + 4.00%, 6.31% (D), 11/30/2023	3,723,168	3,676,628

Software - 0.4%
Avaya, Inc. Term Loan B, 1-Month LIBOR + 4.25%, 6.53% (D), 12/15/2024	5,458,750	5,472,397

Total Loan Assignments (Cost $9,853,786)		9,792,337

	Shares	Value
COMMON STOCK - 0.3%
Electric Utilities - 0.3%
Homer City Generation LLC (G) (H) (J) (K)	270,659	4,114,017

Total Common Stock (Cost $13,906,766)		4,114,017

PREFERRED STOCKS - 1.6%
Banks - 1.1%
GMAC Capital Trust I, Series 2, 3-Month LIBOR + 5.79%, 8.10% (D)	569,050	14,943,253

Building Products - 0.5%
Associated Materials Group, Inc., PIK Rate 0.00%, Cash Rate 0.00% (E) (G) (H) (K)	10,197,679	7,342,329

Total Preferred Stocks (Cost $24,553,350)		22,285,582

WARRANTS - 0.0% (N)
Building Products - 0.0% (N)
Associated Materials Group, Inc., (G) (H) (J) (K) Exercise Price $0, Expiration Date 11/17/2023	116,602	66,463

Food Products - 0.0%
American Seafoods Group LLC, (G) (H) (J) (K) (O) Exercise Price $0, Expiration Date 05/15/2018	1,265	0

Total Warrants (Cost $16,134)		66,463

	Shares	Value
OTHER INVESTMENT COMPANY - 8.7%
Securities Lending Collateral - 8.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (P)	121,929,013	$ 121,929,013

Total Other Investment Company (Cost $121,929,013)		121,929,013

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 1.25% (P), dated 10/31/2018, to be repurchased at $6,134,087 on 11/01/2018. Collateralized by a U.S. Government Obligation, 2.88%, due 10/15/2021, and with a value of $6,259,222.	$ 6,133,874	6,133,874

Total Repurchase Agreement (Cost $6,133,874)		6,133,874

Total Investments (Cost $1,562,685,727)		1,491,517,519
Net Other Assets (Liabilities) - (6.3)%		(88,282,494)

Net Assets - 100.0%		$ 1,403,235,025

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (Q)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (R)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$1,327,196,040	$193	$1,327,196,233
Loan Assignments	—	9,792,337	—	9,792,337
Common Stock	—	—	4,114,017	4,114,017
Preferred Stocks	14,943,253	—	7,342,329	22,285,582
Warrants	—	—	66,463	66,463
Other Investment Company	121,929,013	—	—	121,929,013
Repurchase Agreement	—	6,133,874	—	6,133,874

Total Investments	$136,872,266	$1,343,122,251	$11,523,002	$1,491,517,519

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $610,313,442, representing 43.5% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $119,412,872. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(F)	Rounds to less than $1 or $(1).
(G)	Illiquid security. At October 31, 2018, the value of such securities amounted to $11,523,002 or 0.8% of the Fund’s net assets.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2018, the total value of securities is $11,523,002, representing 0.8% of the Fund’s net assets.
(I)	Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2018, the value of this security is $0, representing less than 0.1% of the Fund net assets.
(J)	Non-income producing securities.
(K)	Securities are Level 3 of the fair value hierarchy.
(L)	Escrow positions. Positions represents remaining escrow balances expected to be received upon finalization of restructuring.
(M)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2018. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(N)	Percentage rounds to less than 0.1% or (0.1)%.
(O)	Security deemed worthless.
(P)	Rates disclosed reflect the yields at October 31, 2018.
(Q)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(R)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Muni

(unaudited)

MARKET ENVIRONMENT

December of 2017 concluded with the passage of the Tax Cuts and Jobs Act (“Act”) which resulted in the largest month of issuance in municipal market history. The Act in its finalized form repealed municipalities’ capabilities of issuing advance refunding bonds and capped the state and local tax (“SALT”) deduction at $10,000. While previous versions of the Act threatened to repeal the tax exemption of Private Activity Bonds (“PABs”), that provision did not make it into the final bill. Even though the Act had not been signed into law yet, the impact on the municipal market was significant. Issuers rushed to market fearing that they would be shut out in 2018 should the original House version be enacted into law. When the dust finally settled, PABs were spared, and advanced refundings were the only form of issuance to get repealed in the Act.

The increase of municipal supply in December of 2017 was easily absorbed as many market participants feared that the Act would cause 2018 municipal supply to decrease; as a result, the Bloomberg Barclays Municipal Bond Index closed out 2017 with a 1.05% return in December. The anticipated reduction in supply and repeal of the SALT deduction created a favorable technical environment for municipal investors heading into 2018, however, federal tax reform, which reduced corporate tax rates from 35% to 21%, caused widespread selling amongst banks and insurance companies as demand waned.

The initial shock to the market in 2018 pushed the Bloomberg Barclays Municipal Bond Index lower but the muni market recovered in the summer months as strong market technicals took hold. Demand for municipals was strong due to heavy maturities, calls, and coupon payments, while supply remained subdued. Favorable market conditions quickly evaporated, mutual fund outflows accelerated, and interest rates across the globe rose materially in the latter part of the fiscal year. The end result left the Bloomberg Barclays Municipal Bond Index -1.01% lower on a year-to-date basis through the end of October 2018.

PERFORMANCE

For the year ended October 31, 2018, the Transamerica High Yield Muni (Class A) returned 1.19%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays High Yield Municipal Bond Index, returned 4.74%.

STRATEGY REVIEW

We have generally preferred a higher quality credit profile than the benchmark, as evidenced by our overweight exposure to investment-grade credits. We have continued to focus on diligent credit research in small bond deals, lesser-known issuers, and areas we believe to be over-looked and under-valued by the market. While we look to take advantage of such opportunities, we also actively sold out of positions that we believed were no longer providing enough value for the risk potential.

Our duration positioning detracted from performance during this time period. On average, our duration remained shorter than the benchmark, though it was slightly overweight nine-plus year duration relative to the index. As rates rose and the long end underperformed as a result, our overweight exposure to the long end detracted from performance.

Our higher quality allocation was the largest detractor from performance. We were underweight below-investment-grade and non-rated bond exposure substantially relative to the index, and those lower quality ratings classes rallied materially. While we’ve been able to selectively increase exposure to below-investment-grade bonds, we remained meaningfully underweight at the end of the period.

Our sector allocation also detracted from performance. Relative to the benchmark, we were underweight the Special Tax, Industrial Development Revenue/Pollution Control Revenue, and Water & Sewer sectors, all of which outperformed the broad index. Additionally, we were overweight the education sector which underperformed and thus detracted from performance.

Though we were overweight in Puerto Rico, the exposure was limited to insured credits which do not trade at the same spreads as the non-insured bonds, and therefore, did not realize the same outperformance seen in the non-insured credits which rallied strongly during the period.

Matthew Dalton

Brian Steeves

Co-Portfolio Managers

Belle Haven Investments LP

Fund Characteristics	Years
Average Maturity §	12.20
Duration †	7.35

Credit Quality ‡	Percentage of Net Assets
AAA	4.5%
AA	18.2
A	6.2
BBB	18.9
BB	10.3
B	5.6
Not Rated	35.0
Net Other Assets (Liabilities)	1.3
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(2.10)%	5.79%	6.06%	07/31/2013
Class A (NAV)	1.19%	6.49%	6.73%	07/31/2013
Bloomberg Barclays High Yield Municipal Bond Index (A)	4.74%	5.96%	5.65%
Class C (POP)	(0.39)%	5.89%	6.14%	07/31/2013
Class C (NAV)	0.59%	5.89%	6.14%	07/31/2013
Class I (NAV)	1.35%	6.68%	6.92%	07/31/2013
Class I2 (NAV)	1.42%	N/A	1.13%	09/30/2016
Class T1 (POP)	(1.38)%	N/A	3.09%	03/17/2017
Class T1 (NAV)	1.17%	N/A	4.68%	03/17/2017

(A) The Bloomberg Barclays High Yield Municipal Bond Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Municipal bond prices can rise or fall depending on interest rates. Interest rates may go up, causing the value of the Fund’s investments to decline. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk. High-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES - 1.3%
Diversified Consumer Services - 0.7%
Empire Springs Charter School, Inc. 5.75%, 09/15/2019 (A) (B) (C) (D)	$ 750,000	$ 750,000

Food & Staples Retailing - 0.6%
Ingles Markets, Inc. 5.75%, 06/15/2023	582,000	579,090

Total Corporate Debt Securities (Cost $1,328,279)		1,329,090

MUNICIPAL GOVERNMENT OBLIGATIONS - 92.6%
Alabama - 0.6%
Alabama Industrial Development Authority, Revenue Bonds, 6.45% (E), 12/01/2023	175,000	174,993
County of Perry, General Obligation Unlimited
Series A,
5.50%, 12/01/2040	50,000	50,772
Series B,
7.38%, 12/01/2030	385,000	397,320

		623,085

Arizona - 2.9%
Industrial Development Authority of the City of Phoenix, Revenue Bonds
4.63%, 07/01/2026 (B) (F)	600,000	599,772
Series A,
4.00%, 07/01/2022 (F)	500,000	486,190
Industrial Development Authority of the County of Pima, Revenue Bonds, 6.95%, 07/01/2041	135,000	135,134
La Paz County Industrial Development Authority, Revenue Bonds, 5.88%, 06/15/2048 (F)	500,000	480,990
Maricopa County Industrial Development Authority, Revenue Bonds, 5.00%, 07/01/2036	510,000	524,678
Tempe Industrial Development Authority, Revenue Bonds, Series B, 5.35%, 10/01/2025 (F)	750,000	766,372

		2,993,136

California - 6.6%
Butte County Housing Authority, Revenue Bonds, Series A, 7.25%, 10/01/2030	50,000	50,513
California County Tobacco Securitization Agency, Revenue Bonds
5.70% (G), 06/01/2046	260,000	260,195
5.75%, 06/01/2029	30,000	30,320
5.88%, 06/01/2035	180,000	181,815
California Municipal Finance Authority, Revenue Bonds, Series A, 5.50%, 06/01/2038 (F)	700,000	724,059
California Statewide Communities Development Authority, Revenue Bonds
5.00%, 11/01/2048	950,000	1,005,927

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California Statewide Communities Development Authority, Revenue Bonds (continued)
Series A,
5.25%, 12/01/2056 (F)	$ 500,000	$ 516,060
Series B,
6.00%, 12/01/2024	90,000	93,803
California Statewide Financing Authority, Revenue Bonds, Series A, 5.63%, 05/01/2029	40,000	40,030
Cypress School District, General Obligation Unlimited, Zero Coupon (G), 08/01/2050	100,000	69,541
Golden State Tobacco Securitization Corp., Revenue Bonds
Series A,
5.00%, 06/01/2019	40,000	40,717
Series A-1,
5.00%, 06/01/2026 - 06/01/2047	3,350,000	3,376,832
Inland Empire Tobacco Securitization Authority, Revenue Bonds, Series A, 5.00%, 06/01/2021	20,000	20,002
Santee School District, General Obligation Unlimited, Series E, AGM, Zero Coupon, 05/01/2051	150,000	33,981
Shandon Joint Unified School District, General Obligation Unlimited, Series A, BAM, 4.00%, 08/01/2037	245,000	253,778
Tobacco Securitization Authority of Northern California, Revenue Bonds, Series A-1, 4.75%, 06/01/2023	50,000	50,262
Tobacco Securitization Authority of Southern California, Revenue Bonds
Series A1,
4.75%, 06/01/2025	25,000	25,062
5.13%, 06/01/2046	90,000	90,223

		6,863,120

Colorado - 11.4%
Bradburn Metropolitan District No. 2, General Obligation Limited, Series B, 7.25%, 12/15/2047	500,000	484,080
Brighton Crossing Metropolitan District No. 4, General Obligation Limited, Series A, 5.00%, 12/01/2047	500,000	501,755
Bromley Park Metropolitan District No. 2, General Obligation Limited, Series B, 6.38%, 12/15/2047	1,000,000	968,500
Buffalo Ridge Metropolitan District, General Obligation Limited, Series B, 7.38%, 12/15/2047	1,000,000	970,220

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Canyons Metropolitan District No. 5, General Obligation Limited
Series A,
6.00%, 12/01/2037	$ 1,000,000	$ 1,002,220
Series B,
8.00%, 12/15/2047	500,000	497,610
Cherrylane Metropolitan District, General Obligation Limited, Series A, 5.25%, 12/01/2047	500,000	484,055
Clear Creek Station Metropolitan District No. 2, General Obligation Limited, Series A, 4.38%, 12/01/2032	500,000	491,980
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, 3.75%, 06/15/2047	355,000	320,849
Colorado International Center Metropolitan District No. 14, General Obligation Limited, 5.88%, 12/01/2046	1,000,000	1,036,020
Copperleaf Metropolitan District No. 3, General Obligation Limited, Series A, 5.00%, 12/01/2037	500,000	489,745
Denver Connection West Metropolitan District, General Obligation Limited, Series A, 5.38%, 08/01/2047	500,000	494,540
Gateway Regional Metropolitan District, General Obligation Limited, AGM, 3.13%, 12/01/2041	140,000	117,710
High Plains Metropolitan District, General Obligation Unlimited, NATL, 4.00%, 12/01/2047	480,000	456,979
North Park Metropolitan District No. 1, Revenue Bonds, Series A-2, 5.85%, 12/01/2048	500,000	497,865
Painted Prairie Metropolitain District No. 2, General Obligation Limited, 5.25%, 12/01/2048	2,000,000	1,958,440
Public Authority for Colorado Energy, Revenue Bonds, 6.50%, 11/15/2038	60,000	78,763
Whispering Pines Metropolitan District No. 1, General Obligation Limited, Series A, 5.00%, 12/01/2037	1,000,000	989,050

		11,840,381

Connecticut - 0.2%
Connecticut Housing Finance Authority, Revenue Bonds, Series C2, 2.70%, 11/15/2031	135,000	122,314

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Connecticut (continued)
Town of North Haven, General Obligation Unlimited, 2.25%, 06/01/2024	$ 65,000	$ 64,191

		186,505

Delaware - 0.3%
Delaware State Economic Development Authority, Revenue Bonds, Series A, 5.00%, 09/01/2046	300,000	312,402

District of Columbia - 1.0%
District of Columbia Tobacco Settlement Financing Corp., Revenue Bonds
6.50%, 05/15/2033	15,000	16,346
6.75%, 05/15/2040	1,000,000	1,034,750
Series A,
Zero Coupon, 06/15/2046	100,000	15,275

		1,066,371

Florida - 2.0%
Capital Trust Agency, Inc., Revenue Bonds
5.00%, 07/01/2046 (F)	750,000	739,987
Series A,
5.00%, 07/01/2050	600,000	603,678
Florida Housing Finance Corp., Revenue Bonds, Series A, GNMA, FNMA, FHLMC, 3.20%, 07/01/2030	215,000	209,464
Northern Palm Beach County Improvement District, Special Assessment, 5.13%, 08/01/2022	10,000	10,360
Sarasota National Community Development District, Special Assessment, 5.30%, 05/01/2039	25,000	24,886
St. Johns County Industrial Development Authority, Revenue Bonds, Series A, Fixed until 08/01/2024, 4.13% (E), 08/01/2047	500,000	491,065

		2,079,440

Georgia - 0.1%
Atlanta Development Authority, Revenue Bonds, Series A, ACA, 6.25%, 07/01/2036	10,000	9,743
County of Meriwether, General Obligation Unlimited, BAM, 4.00%, 03/01/2027	110,000	119,404

		129,147

Hawaii - 0.3%
State of Hawaii Department of Transportation, Revenue Bonds, 5.63%, 11/15/2027	295,000	298,847

Idaho - 1.6%
Idaho Housing & Finance Association, Revenue Bonds
Series A,
5.00%, 06/01/2035	425,000	447,601

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Idaho (continued)
Idaho Housing & Finance Association, Revenue Bonds (continued)
6.00%, 07/01/2049 - 07/01/2054 (F)	$ 1,155,000	$ 1,184,303

		1,631,904

Illinois - 9.0%
Chicago Board of Education, General Obligation Unlimited
Series A, AGC-ICC,
5.25%, 12/01/2026	125,000	125,317
Series C, AGM,
5.00%, 12/01/2027	20,000	20,045
City of Chicago, General Obligation Unlimited
Series A,
5.00%, 01/01/2033	285,000	290,743
5.25%, 01/01/2027	10,000	10,016
6.00%, 01/01/2038	1,150,000	1,275,810
Series A, AGM,
4.75%, 01/01/2036	50,000	50,165
5.00%, 01/01/2026	35,000	35,944
Series A, NATL,
5.00%, 01/01/2029	30,000	30,067
Series B,
6.21%, 01/01/2032	15,000	14,588
Series B, AGM,
5.00%, 01/01/2029	75,000	75,190
Series C,
Zero Coupon, 01/01/2024	75,000	60,881
5.00%, 01/01/2026 - 01/01/2038	1,185,000	1,209,524
Series C, AGM-CR, NATL-RE,
5.00%, 01/01/2031	50,000	50,135
Series D,
4.30%, 01/01/2024	30,000	30,029
Series D, AMBAC,
5.00%, 12/01/2022	40,000	40,130
City of Chicago Waterworks Revenue, Revenue Bonds, 5.00%, 11/01/2026	15,000	16,011
Cook County School District No. 132, General Obligation Limited
Series A, AGM,
4.10%, 12/01/2024	178,000	182,295
4.20%, 12/01/2027	361,000	381,534
Illinois Finance Authority, Revenue Bonds
4.00%, 08/01/2032	515,000	491,331
6.25%, 12/01/2053	900,000	861,831
Series A,
5.00%, 07/01/2020	50,000	50,908
Series A-1,
4.50%, 12/01/2052	775,000	748,766
Series C,
5.00%, 08/15/2021	30,000	32,055
Lake County School District No. 38, General Obligation Unlimited, AMBAC, Zero Coupon, 02/01/2020	60,000	57,557

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Lombard Public Facilities Corp., Revenue Bonds, Series A-2, ACA-CBI, 5.50%, 01/01/2025	$ 50,000	$ 49,126
Metropolitan Pier & Exposition Authority, Revenue Bonds, Series B, AGM, 5.00%, 06/15/2050	20,000	20,512
South Sangamon Water Commission, General Obligation Unlimited, 6.13%, 01/01/2041	25,000	25,274
Southern Illinois University, Certificate of Participation Series A-1, BAM, 4.50%, 02/15/2031 - 02/15/2032	115,000	116,825
Southern Illinois University, Revenue Bonds, Series A, AGM, 5.25%, 04/01/2020	100,000	100,251
St. Clair County Community Consolidated School District No. 90, General Obligation Unlimited AMBAC, BAM-TCRS, Zero Coupon, 12/01/2023	290,000	249,020
State of Illinois, General Obligation Unlimited
Zero Coupon (G), 06/01/2033	680,000	527,762
6.63%, 02/01/2035	15,000	15,635
Series B,
5.25%, 01/01/2019	30,000	30,125
Village of North Riverside, Revenue Bonds, AGM, 3.63%, 12/01/2030	565,000	545,897
Western Illinois Economic Development Authority, Revenue Bonds, 4.00%, 06/01/2036	1,680,000	1,437,324
Western Illinois University, Certificate of Participation, 6.38%, 10/01/2029	30,000	27,849
Western Illinois University, General Obligation Unlimited, 3.70%, 04/01/2026	10,000	9,156
Will County Community High School District No. 210, General Obligation Unlimited, Series A, 5.00%, 01/01/2027	55,000	54,488

		9,350,116

Indiana - 1.4%
East Chicago Sanitary District, Revenue Bonds, 4.00%, 07/15/2031	1,340,000	1,377,989
Hamilton County Redevelopment Commission, Tax Allocation, 5.00%, 02/01/2025	70,000	70,086
Indiana Finance Authority, Revenue Bonds, Series A, 4.00%, 11/15/2026	20,000	20,118

		1,468,193

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Iowa - 0.5%
Iowa Tobacco Settlement Authority, Revenue Bonds
Series A,
6.50%, 06/01/2023	$ 70,000	$ 71,302
Series C,
5.38%, 06/01/2038	145,000	145,379
5.50%, 06/01/2042	100,000	100,230
5.63%, 06/01/2046	215,000	215,273

		532,184

Kansas - 0.3%
City of Wichita, Revenue Bonds, Series A, 6.25%, 05/15/2034	235,000	235,242
Kansas Rural Water Finance Authority, Revenue Bonds, 4.25%, 03/01/2038	25,000	25,021

		260,263

Kentucky - 0.2%
County of Ohio, Revenue Bonds, Series A, 6.00%, 07/15/2031	185,000	186,167
Kentucky Area Development Districts, Certificate of Participation, Series M, 5.35%, 12/01/2028	25,000	25,030

		211,197

Louisiana - 1.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Series A, ACA, 5.25%, 09/01/2027	25,000	24,579
Parish of St. Charles, Revenue Bonds, Fixed until 06/01/2022, 4.00% (E), 12/01/2040	30,000	31,239
St. Tammany Parish Hospital Service District No. 1, Revenue Bonds, Series A, 4.00%, 07/01/2043	1,135,000	1,096,898

		1,152,716

Maryland - 0.1%
Maryland Community Development Administration, Revenue Bonds, 3.25%, 03/01/2036	100,000	96,390

Massachusetts - 0.7%
Massachusetts Development Finance Agency, Revenue Bonds, Series K, 4.00%, 07/01/2038	750,000	725,145
Massachusetts Port Authority, Revenue Bonds, Series A, AMBAC, 5.00%, 01/01/2027	45,000	45,895

		771,040

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan - 1.4%
Detroit Downtown Development Authority, Tax Allocation, Series 1-A, NATL, 4.75%, 07/01/2025	$ 40,000	$ 40,557
Detroit Local Development Finance Authority, Tax Allocation, Series A, ACA, CBI, 5.50%, 05/01/2021	65,000	64,148
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A,
5.13%, 06/01/2022	635,000	629,558
5.25%, 06/01/2022	20,000	19,909
6.00%, 06/01/2048	670,000	659,394

		1,413,566

Minnesota - 7.5%
City of Deephaven, Revenue Bonds, Series A, 5.25%, 07/01/2037	80,000	82,626
City of Ham Lake, Revenue Bonds, Series A, 4.00%, 07/01/2028	375,000	356,460
City of International Falls, Revenue Bonds, 5.65%, 12/01/2022	65,000	64,997
City of Minneapolis, Revenue Bonds, Series A, 5.00%, 07/01/2047	200,000	187,558
City of Red Wing, Revenue Bonds, Class A, 5.00%, 08/01/2053	500,000	470,970
City of St. Paul Park, Revenue Bonds
3.25%, 09/01/2026	485,000	485,243
3.50%, 09/01/2027	500,000	504,720
3.70%, 09/01/2028	500,000	506,800
3.80%, 09/01/2029	340,000	344,787
4.00%, 09/01/2032	400,000	406,224
4.10%, 09/01/2033	200,000	203,732
4.13%, 09/01/2034 - 09/01/2035	730,000	743,071
Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds
Series A,
4.00%, 09/01/2031	200,000	194,892
4.50%, 07/01/2028	750,000	709,372
5.00%, 07/01/2036 - 12/01/2050	1,765,000	1,648,673
Series B,
5.25%, 04/01/2043	400,000	384,332
Township of Baytown, Revenue Bonds, Series A, 4.00%, 08/01/2041	500,000	443,695

		7,738,152

Mississippi - 0.0% (H)
Mississippi Development Bank, Revenue Bonds, Series A, 3.25%, 06/01/2021	30,000	29,067

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Mississippi (continued) (H)
Mississippi Home Corp., Revenue Bonds, Series 3A, GNMA, 5.55%, 08/20/2049	$ 5,000	$ 5,252

		34,319

Missouri - 0.0% (H)
City of Manchester, Tax Allocation, 6.88%, 11/01/2039	50,000	50,140

Montana - 0.2%
City of Forsyth, Revenue Bonds, Series A, Fixed until 03/01/2031, 3.90% (E), 03/01/2031	135,000	136,119
Lewistown Special Improvement District No. 2005, Special Assessment, 4.60%, 07/01/2022	25,000	25,007
Yellowstone County School District No. 4, General Obligation Unlimited, 4.65%, 07/01/2019	25,000	25,069

		186,195

Nevada - 0.3%
City of North Las Vegas, General Obligation Limited, NATL, 4.25%, 10/01/2033	50,000	49,997
City of Reno, Special Assessment, 7.25%, 12/01/2025	25,000	24,855
County of Clark, Special Assessment, 4.00%, 08/01/2022	225,000	227,883

		302,735

New Jersey - 3.7%
City of Atlantic City, General Obligation Unlimited
Series A, BAM,
5.00%, 03/01/2032	150,000	164,088
Series B, AGM,
4.00%, 03/01/2042	870,000	850,573
Essex County Improvement Authority, Revenue Bonds
Series A,
5.00%, 12/01/2035	500,000	339,270
5.13%, 12/01/2045	30,000	19,745
New Jersey Economic Development Authority, Revenue Bonds
5.75%, 09/15/2027	400,000	435,156
Series A,
5.13%, 09/01/2052 (F)	760,000	723,094
Series B,
6.50%, 04/01/2031 (A) (B)	10,000	11,095
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series B, 6.88%, 12/15/2039	50,000	50,774
Tobacco Settlement Financing Corp., Revenue Bonds, Series B, 5.00%, 06/01/2046	1,250,000	1,266,100

		3,859,895

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York - 6.7%
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds, Series A, 5.00%, 08/01/2052	$ 500,000	$ 507,750
New York City Housing Development Corp., Revenue Bonds, Series C1A, 3.45%, 05/01/2050	1,430,000	1,250,392
New York City Industrial Development Agency, Revenue Bonds
FGIC,
CPI + 0.89%, 3.59% (E), 03/01/2027	20,000	19,321
NATL,
4.75%, 03/01/2046	100,000	100,036
New York Counties Tobacco Trust I, Revenue Bonds, Series B, 6.50%, 06/01/2035	15,000	15,004
New York Counties Tobacco Trust IV, Revenue Bonds Series A, 5.00%, 06/01/2038 - 06/01/2045	290,000	279,184
New York Counties Tobacco Trust VI, Revenue Bonds
Series A,
5.00%, 06/01/2045	950,000	989,482
Series C,
3.75%, 06/01/2045	2,315,000	2,008,471
New York Liberty Development Corp., Revenue Bonds, 5.25%, 10/01/2035	415,000	491,858
New York State Dormitory Authority, Revenue Bonds, AMBAC, 5.25%, 07/01/2025	100,000	112,402
New York Transportation Development Corp., Revenue Bonds, Series A, 5.25%, 01/01/2050	860,000	905,047
Niagara Falls City School District, Certificate of Participation, AGM, 4.00%, 06/15/2026	90,000	93,910
Niagara Tobacco Asset Securitization Corp., Revenue Bonds, 5.00%, 05/15/2019	10,000	10,166
Port Authority of New York & New Jersey, Revenue Bonds, AGM-CR, 6.50%, 12/01/2028	50,000	50,187
Village of Brewster, General Obligation Unlimited, 5.00%, 05/01/2033	50,000	57,852

		6,891,062

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio - 6.8%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series A-2,
5.13%, 06/01/2024	$ 1,290,000	$ 1,246,424
5.38%, 06/01/2024	75,000	73,181
5.88%, 06/01/2030 - 06/01/2047	545,000	530,820
6.00%, 06/01/2042	100,000	98,384
6.50%, 06/01/2047	810,000	818,707
Cardinal Local School District, Certificate of Participation, 5.25%, 04/01/2038	2,000,000	1,931,440
City of Cleveland, Revenue Bonds, 5.38%, 09/15/2027 (A) (B)	20,000	20,060
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Series A, 7.05%, 11/15/2040 (F)	100,000	99,997
County of Hamilton, Revenue Bonds, 5.00%, 01/01/2036	100,000	103,771
County of Montgomery, Revenue Bonds, 6.00%, 04/01/2038 (F)	2,000,000	1,915,940
County of Warren, Revenue Bonds, 5.00%, 07/01/2021	150,000	158,844
Montgomery County Transportation Improvement District, Revenue Bonds, 5.00%, 12/01/2018	40,000	40,068

		7,037,636

Oregon - 0.2%
Oregon State Facilities Authority, Revenue Bonds, Series B, 6.75%, 06/15/2022 (B) (F)	260,000	256,508

Pennsylvania - 1.2%
Blythe Township Solid Waste Authority, Revenue Bonds, 7.75%, 12/01/2037	565,000	579,730
Pennsylvania Housing Finance Agency, Revenue Bonds
Series A,
3.25%, 10/01/2025	325,000	307,567
4.25%, 10/01/2035	300,000	275,472
School District of Philadelphia, General Obligation Unlimited, Series A, NATL, 4.38%, 06/01/2034	45,000	45,065

		1,207,834

Puerto Rico - 12.1%
Children’s Trust Fund, Revenue Bonds
5.38%, 05/15/2033	30,000	30,368
5.50%, 05/15/2039	25,000	25,355
5.63%, 05/15/2043	25,000	25,340
Commonwealth of Puerto Rico, General Obligation Unlimited
AGC-ICC,
5.50%, 07/01/2022	100,000	107,529
AGM,
5.13%, 07/01/2030	255,000	266,674

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, General Obligation Unlimited (continued)
5.25%, 07/01/2020	$ 100,000	$ 103,720
5.50%, 07/01/2019	105,000	106,889
AGM-CR,
4.50%, 07/01/2023	15,000	15,037
5.00%, 07/01/2028	30,000	31,410
Series A, AGC-ICC,
5.00%, 07/01/2022 - 07/01/2033	605,000	634,247
5.25%, 07/01/2030	55,000	57,648
5.50%, 07/01/2029	245,000	275,130
Series A, AGM,
4.00%, 07/01/2022	140,000	143,352
4.13%, 07/01/2023 - 07/01/2024	50,000	50,987
5.00%, 07/01/2035	500,000	527,850
5.38%, 07/01/2025	170,000	181,404
Series A-4, AGM,
5.00%, 07/01/2031	170,000	175,100
5.25%, 07/01/2030	50,000	51,876
Series B, AGC-ICC,
5.00%, 07/01/2035	400,000	414,540
Series C, AGM,
5.25%, 07/01/2026 - 07/01/2027	240,000	253,841
5.38%, 07/01/2028	30,000	31,625
5.50%, 07/01/2032	145,000	152,411
6.00%, 07/01/2036	60,000	63,207
Series D, AGM,
3.88%, 07/01/2019	30,000	30,044
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds
Series A, AGC,
5.00%, 07/01/2028	185,000	193,695
5.13%, 07/01/2047	330,000	339,016
Series A, AGC-ICC,
6.00%, 07/01/2044	75,000	78,602
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, AGC,
4.50%, 07/01/2036	580,000	575,656
5.00%, 07/01/2027	210,000	220,059
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, AGM,
3.63%, 07/01/2023	295,000	290,203
3.65%, 07/01/2024	135,000	131,948
Series RR, AGC,
5.00%, 07/01/2028	165,000	172,755
Series SS, AGM,
5.00%, 07/01/2030	70,000	73,040
Series TT, AGC-ICC,
5.00%, 07/01/2032	265,000	276,037
Series TT, AGM-CR,
4.20%, 07/01/2019	75,000	75,146
Series UU, AGC,
4.25%, 07/01/2027	235,000	235,009
5.00%, 07/01/2026	165,000	173,200
Series UU, AGM,
5.00%, 07/01/2020 - 07/01/2024	465,000	484,755

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series V, AGM,
5.25%, 07/01/2027	$ 70,000	$ 77,156
Puerto Rico Highway & Transportation Authority, Revenue Bonds
AGC-ICC,
5.00%, 07/01/2028	55,000	57,585
Series AA, AGC-ICC,
5.00%, 07/01/2035	75,000	77,726
Series AA, AGM,
4.95%, 07/01/2026	15,000	15,417
Series CC, AGM,
5.25%, 07/01/2033 - 07/01/2036	290,000	321,346
Series CC, AGM-CR,
5.50%, 07/01/2029	75,000	84,614
Series D, AGM,
5.00%, 07/01/2027 - 07/01/2032	550,000	574,688
Series E, AGM,
5.50%, 07/01/2020 - 07/01/2023	185,000	199,758
Series I, AGC-ICC, FGIC,
5.00%, 07/01/2026	290,000	304,413
Series K, AGC-ICC,
4.40%, 07/01/2025	30,000	30,044
5.00%, 07/01/2030	30,000	31,303
Series L, AGC,
4.00%, 07/01/2020	170,000	172,900
5.25%, 07/01/2019	100,000	101,636
Series M, AGC-ICC,
5.00%, 07/01/2032	140,000	144,581
Series N, AGC,
5.25%, 07/01/2036	115,000	127,259
Series N, AGM-CR, AGC-ICC,
5.50%, 07/01/2026	165,000	184,066
Series Y, AGM,
6.25% (E), 07/01/2021	135,000	142,141
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, AGM,
4.75%, 08/01/2022	130,000	130,343
5.00%, 08/01/2019 - 08/01/2030	1,015,000	1,056,610
Series A, AGM-CR,
4.75%, 08/01/2025	60,000	60,104
Series C, AGM,
5.25%, 08/01/2019	85,000	86,564
Puerto Rico Public Buildings Authority, Revenue Bonds
Series F, AGC-ICC,
5.25%, 07/01/2019	25,000	25,409
Series F, AGC-ICC, AGM-CR,
5.25%, 07/01/2025	20,000	21,876
Series I, AGC-ICC,
5.00%, 07/01/2036	210,000	217,266
Series K, AGM,
5.25%, 07/01/2027	190,000	192,128
Series L, AGM-CR,
5.50%, 07/01/2021	65,000	67,050

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds
Series A, BHAC-CR, FGIC,
Zero Coupon, 08/01/2041	$ 45,000	$ 15,129
Series C, AGM,
5.13%, 08/01/2042	890,000	916,744

		12,510,561

Rhode Island - 0.6%
Providence Redevelopment Agency, Revenue Bonds, Series A, 5.00%, 04/01/2020	250,000	258,130
Tobacco Settlement Financing Corp., Revenue Bonds, Series A, 5.00%, 06/01/2035	300,000	315,600

		573,730

South Carolina - 0.6%
County of Lancaster, Special Assessment, Series A, 3.13%, 12/01/2022	585,000	579,349
South Carolina State Housing Finance & Development Authority, Revenue Bonds, Series A, 7.00%, 05/01/2046	50,000	51,987

		631,336

Tennessee - 0.1%
Tennessee Housing Development Agency, Revenue Bonds, 3.05%, 07/01/2027	95,000	94,568

Texas - 4.8%
Arlington Higher Education Finance Corp., Revenue Bonds, Series A, 4.63%, 08/15/2046	250,000	237,788
Bexar County Health Facilities Development Corp., Revenue Bonds, 5.00%, 07/15/2042	600,000	629,592
City of Houston Airport System Revenue, Revenue Bonds, 5.00%, 07/01/2029	150,000	159,402
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds
5.00%, 07/01/2046 - 01/01/2047	1,450,000	1,446,762
5.25%, 01/01/2035	20,000	20,185
Series A,
3.38%, 08/15/2021 (F)	730,000	720,459
5.00%, 04/01/2048	100,000	98,033
Series A1,
5.00%, 07/01/2046	40,000	42,588
Series D,
6.00%, 07/01/2026	115,000	114,085
Northwest Harris County Municipal Utility District No. 19, General Obligation Unlimited, BAM, 3.25%, 10/01/2032	1,140,000	1,028,975

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Pottsboro Higher Education Finance Corp., Revenue Bonds, Series A, 5.00%, 08/15/2036	$ 435,000	$ 431,185
Texas State Student Housing Corp., Revenue Bonds, 6.75%, 07/01/2021	10,000	10,009

		4,939,063

U. S. Virgin Islands - 0.3%
Virgin Islands Public Finance Authority, Revenue Bonds, Series A, AGM-CR, 5.00%, 10/01/2032	305,000	322,965

Utah - 0.4%
Utah Charter School Finance Authority, Revenue Bonds, 5.00%, 04/15/2030 (F)	420,000	422,969

Virginia - 0.7%
Buena Vista Public Recreational Facilities Authority, Revenue Bonds, Series A, ACA, 5.50%, 07/15/2035 (I)	50,000	47,634
Buena Vista Public Service Authority, Revenue Bonds
Series A,
5.13%, 01/01/2023	25,000	24,957
6.00%, 01/01/2027	50,000	49,299
Henrico County Economic Development Authority, Revenue Bonds, Series C, 5.00%, 12/01/2047	375,000	384,619
Tobacco Settlement Financing Corp., Revenue Bonds, Series B1, 5.00%, 06/01/2047	190,000	186,141
Virginia College Building Authority, Revenue Bonds, 4.25%, 04/01/2020	20,000	20,033

		712,683

West Virginia - 0.2%
Jefferson County Public Service District, Revenue Bonds, Series A, 4.38%, 10/01/2025	65,000	65,153
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	100,000	97,912

		163,065

Wisconsin - 4.5%
Public Finance Authority, Revenue Bonds
4.00%, 10/01/2038	500,000	426,110
5.00%, 04/01/2022 (A) (B)	25,000	26,098
Series A,
4.50%, 12/01/2042	300,000	285,576
4.60%, 12/01/2042	365,000	362,883

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin (continued)
Public Finance Authority, Revenue Bonds (continued)
4.75%, 12/01/2037 - 12/01/2052	$ 795,000	$ 750,911
5.00%, 12/01/2052	500,000	463,845
Wisconsin Health & Educational Facilities Authority, Revenue Bonds
5.00%, 08/01/2039	500,000	500,310
Class B,
4.38%, 07/01/2038	1,235,000	1,136,101
Class C,
7.00%, 07/01/2043	750,000	718,560

		4,670,394

Total Municipal Government Obligations (Cost $97,143,182)		95,885,813

	Shares	Value
PREFERRED STOCK - 0.4%
Insurance - 0.4%
Enstar Group, Ltd., Series D, Fixed until 09/01/2028, 7.00% (E)	16,000	411,040

Total Preferred Stock (Cost $400,000)		411,040

INVESTMENT COMPANIES - 0.3%
U.S. Fixed Income Funds - 0.3%
MFS Multimarket Income Trust	54,654	286,387
Putnam Managed Municipal Income Trust	5,000	33,600

Total Investment Companies (Cost $328,557)		319,987

	Principal	Value
REPURCHASE AGREEMENT - 4.1%
Fixed Income Clearing Corp., 1.25% (J), dated 10/31/2018, to be repurchased at $4,208,311 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $4,293,491.	$ 4,208,165	4,208,165

Total Repurchase Agreement (Cost $4,208,165)		4,208,165

Total Investments (Cost $103,408,183)		102,154,095
Net Other Assets (Liabilities) - 1.3%		1,299,992

Net Assets - 100.0%		$ 103,454,087

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (L)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$579,090	$750,000	$1,329,090
Municipal Government Obligations	—	95,885,813	—	95,885,813
Preferred Stock	411,040	—	—	411,040
Investment Companies	319,987	—	—	319,987
Repurchase Agreement	—	4,208,165	—	4,208,165

Total Investments	$731,027	$100,673,068	$750,000	$102,154,095

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Restricted securities. At October 31, 2018, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Empire Springs Charter School, Inc. 5.75%, 09/15/2019	06/22/2018	$750,010	$750,000	0.7%

Municipal Government Obligations	New Jersey Economic Development Authority Revenue Bonds Series B 6.50%, 04/01/2031	01/22/2015	10,535	11,095	0.0	(H)

Municipal Government Obligations	City of Cleveland Revenue Bonds 5.38%, 09/15/2027	07/27/2015	20,062	20,060	0.0	(H)

Municipal Government Obligations	Public Finance Authority Revenue Bonds 5.00%, 04/01/2022	05/01/2017	25,171	26,098	0.1

Total			$805,778	$807,253	0.8%

(B)	Illiquid security. At October 31, 2018, the value of such securities amounted to $1,663,533 or 1.6% of the Fund’s net assets.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2018, the value of the security is $750,000, representing 0.7% of the Fund’s net assets.
(D)	Security is Level 3 of the fair value hierarchy.
(E)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(F)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $9,636,700, representing 9.3% of the Fund’s net assets.
(G)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2018; the maturity dates disclosed are the ultimate maturity dates.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Security in default; partial receipt of interest payments and/or dividends declared at last payment date. At October 31, 2018, the value of this security is $47,634, representing less than 0.1% of the Fund net assets.
(J)	Rate disclosed reflects the yield at October 31, 2018.
(K)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Level 3 securities were not considered significant to the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

MUNICIPAL INSURER ABBREVIATIONS:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NATL	National Public Finance Guarantee Corp.

PORTFOLIO ABBREVIATIONS:

CBI	Certificates of Bond Insurance
CPI	Consumer Price Index
CR	Custodial Receipts
ICC	Insured Custody Certificate
RE	Reinsured
TCRS	Temporary Custodian Receipts

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Inflation Opportunities

(unaudited)

MARKET ENVIRONMENT

Inflation-linked securities delivered negative returns during the past year due primarily to a rise in nominal yields. U.S. Treasury Inflation Protected Securities (“TIPS”) 10-year breakeven rates increased during the year, as U.S. growth and inflation accelerated, aided in large part by pro-growth fiscal and economic policy. The U.S. Federal Reserve (“Fed”), for its part, cited the strong growth and rising inflation as it raised rates four times during the 12-month period. Although headline consumer price index (“CPI”) reached 2.9% in both June and July 2018, breakeven rates did not exceed 2.2%, as markets questioned the longer-term sources of inflationary pressure and impact of Fed tightening. As a result, although U.S. TIPS did outperform nominal Treasuries, the increase in breakeven rates was not enough to offset a negative contribution from rising nominal yields.

Elsewhere, non-U.S. government inflation-linked bonds (“linkers”) delivered negative performance due in large part to currency depreciation versus the U.S. dollar, as the increase in U.S. growth along with ongoing Fed tightening supported an appreciation of the U.S. dollar during the period. Foreign exchange aside, non-U.S. linkers outperformed U.S. TIPS as non-U.S. nominal yields were far more supportive. In the U.K., a modest increase in nominal government bond yields was made up by an increase in breakeven inflation rates as the Bank of England left rates unchanged in September with an expectation that currency weakness could filter through to higher inflation. In Europe, a steady increase in headline inflation during the period supported rising breakeven rates that benefited European linkers.

Inflation linked credit underperformed as concerns regarding the global economy, trade protectionism and Fed hawkishness weighed on credit spreads. Floating rate securities issued by financial institutions outperformed as the sector benefited from strong fundamentals and a consistent increase in U.S. LIBOR.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Inflation Opportunities (Class A) returned -1.81%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays Global Inflation Linked Bond Index, returned -1.67%.

STRATEGY REVIEW

Throughout the year, we hedged much of the Fund’s non-dollar exposure given our view that monetary policy divergence and pro-growth fiscal and economic reforms would support a strong dollar over the longer term. The Fund’s underweight positions in both British pound and euro in favor of U.S. dollar exposure were the largest contributors to performance during the year.

Asset allocation was a modest positive, as positive contributions from the Fund’s underweight position in European linker and overweight position in inflation related credit were largely offset by a negative contribution from an underweight position in U.K. linkers. Yield curve positioning detracted from performance versus the benchmark as the Fund’s overweight position in U.S. duration and underweight position in U.K. duration detracted from performance, as U.S. nominal yields increased while U.K. yields were fairly stable. Security selection was negative as detractors within peripheral European linkers overshadowed contributors at the front-end of the U.S. TIPS curve. We have continued to maintain an overweight in U.S. TIPS as, in our opinion, valuations remain attractive and economic fundamentals are more favorable than in most other major economies. We have also continued to maintain exposure to credit.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Roberto Coronado

Gunter H. Seeger

Robert A. Vanden Assem, CFA

Co-Portfolio Managers

PineBridge Investments LLC

Fund Characteristics	Years
Average Maturity §	9.87
Duration †	7.51

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	57.9%
AAA	4.5
AA	3.9
A	6.4
BBB	23.5
BB	2.4
B	0.7
Not Rated	0.2
Net Other Assets (Liabilities)^	0.5
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2018

Transamerica Inflation Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(6.50)%	N/A	(0.82)%	03/01/2014
Class A (NAV)	(1.81)%	N/A	0.22%	03/01/2014
Bloomberg Barclays Global Inflation Linked Bond Index (A)	(1.67)%	N/A	0.73%
Class C (POP)	(3.55)%	N/A	(0.52)%	03/01/2014
Class C (NAV)	(2.59)%	N/A	(0.52)%	03/01/2014
Class I (NAV)	(1.67)%	N/A	0.46%	03/01/2014
Class I2 (NAV)	(1.63)%	N/A	0.53%	03/01/2014
Class R6 (NAV)	(1.53)%	N/A	0.56%	07/25/2016
Class T1 (POP)	(4.35)%	N/A	(1.33)%	03/17/2017
Class T1 (NAV)	(1.86)%	N/A	0.20%	03/17/2017

(A) The Bloomberg Barclays Global Inflation Linked Bond Index cover eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Investing in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the return of principal and income derived from these securities are not guaranteed and can fluctuate based on firm profitability and economic conditions. Interest payment on inflation-related debt securities will vary as the principal and/or interest is adjusted for inflation.

Transamerica Funds	Annual Report 2018

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITY - 0.3%
STORE Master Funding I-VII Series 2018-1A, Class A1, 3.96%, 10/20/2048 (A)	$ 400,000	$ 400,870

Total Asset-Backed Security (Cost $399,896)		400,870

CORPORATE DEBT SECURITIES - 19.3%
Banks - 8.9%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (B), 11/16/2018 (C)	726,000	594,412
Bank of America Corp.
CPI-YoY + 1.10%, 3.38% (B), 11/19/2024, MTN	1,000,000	920,000
4.18%, 11/25/2027, MTN	631,000	605,796
Fixed until 04/24/2037, 4.24% (B), 04/24/2038	782,000	738,939
CPI-YoY + 2.10%, 5.05% (B), 02/18/2020, MTN	400,000	403,000
Barclays Bank PLC CPI-YoY + 1.00%, 3.95% (B), 05/22/2023, MTN (D)	2,600,000	2,596,100
BBVA Bancomer SA Fixed until 01/18/2028, 5.13% (B), 01/18/2033 (A)	321,000	283,205
Citigroup, Inc. 4.65%, 07/23/2048	1,380,000	1,332,683
Corestates Capital II 3-Month LIBOR + 0.65%, 3.09% (B), 01/15/2027 (A)	269,000	247,480
Credit Agricole SA
3.75%, 04/24/2023 (A)	900,000	879,272
Fixed until 01/10/2028, 4.00% (B), 01/10/2033 (A)	701,000	634,372
HSBC Holdings PLC Fixed until 05/22/2027 (C), 6.00% (B)	271,000	249,320
Regions Financial Corp.
2.75%, 08/14/2022	271,000	260,558
3.80%, 08/14/2023	567,000	561,149
Royal Bank of Scotland Group PLC
Fixed until 03/08/2022, 2.00% (B), 03/08/2023, MTN (E)	EUR 800,000	925,100
Fixed until 05/15/2022, 3.50% (B), 05/15/2023	$ 200,000	192,360
Fixed until 06/25/2023, 4.52% (B), 06/25/2024	922,000	912,630
SunTrust Capital III 3-Month LIBOR + 0.65%, 2.98% (B), 03/15/2028	792,000	714,780
UniCredit SpA Fixed until 06/19/2027, 5.86% (B), 06/19/2032 (A) (F)	201,000	171,965
Wachovia Capital Trust II 3-Month LIBOR + 0.50%, 2.94% (B), 01/15/2027	308,000	280,280

		13,503,401

Building Products - 0.4%
Masco Corp. 3.50%, 11/15/2027	744,000	674,789

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets - 1.6%
Goldman Sachs Group, Inc. Fixed until 11/10/2022 (C), 5.00% (B)	$ 702,000	$ 645,840
Morgan Stanley
Fixed until 04/24/2023, 3.74% (B), 04/24/2024	1,214,000	1,198,706
CPI-YoY + 2.00%, 4.95% (B), 04/25/2023 - 06/09/2023, MTN	643,000	644,055

		2,488,601

Chemicals - 0.1%
RPM International, Inc. 4.25%, 01/15/2048	101,000	84,230

Electric Utilities - 0.2%
FirstEnergy Corp. 3.90%, 07/15/2027	241,000	230,143

Health Care Providers & Services - 0.6%
CVS Health Corp. 4.78%, 03/25/2038	904,000	869,839

Insurance - 1.2%
Genworth Holdings, Inc. 3-Month LIBOR + 2.00%, 4.32% (B), 11/15/2066	1,350,000	826,875
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 4.44% (B), 02/12/2067 (A)	898,000	826,160
XLIT, Ltd. 5.50%, 03/31/2045	137,000	140,101

		1,793,136

Machinery - 0.1%
CNH Industrial NV 3.85%, 11/15/2027, MTN	180,000	166,288

Media - 0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital 5.38%, 05/01/2047	170,000	153,007
Comcast Corp. 4.60%, 10/15/2038	238,000	232,874

		385,881

Metals & Mining - 1.2%
Anglo American Capital PLC 4.00%, 09/11/2027 (A)	214,000	194,913
Glencore Funding LLC 4.00%, 04/16/2025 (A)	226,000	216,146
Kinross Gold Corp. 4.50%, 07/15/2027	133,000	119,035
Newcrest Finance Pty, Ltd.
4.20%, 10/01/2022 (A)	832,000	833,497
5.75%, 11/15/2041 (A)	446,000	443,882

		1,807,473

Multi-Utilities - 0.6%
National Grid PLC 1.25%, 10/06/2021, MTN (E)	GBP 480,000	767,589
WEC Energy Group, Inc. 3-Month LIBOR + 2.11%, 4.43% (B), 05/15/2067	$ 219,000	201,684

		969,273

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 3.3%
Andeavor Logistics, LP Fixed until 02/15/2023 (C), 6.88% (B)	$ 348,000	$ 337,560
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. 4.25%, 12/01/2027	346,000	329,291
Apache Corp. 4.38%, 10/15/2028	197,000	189,348
Enable Midstream Partners, LP 4.95%, 05/15/2028	253,000	247,505
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (B), 07/15/2077	731,000	650,003
Energy Transfer Operating, LP
5.80%, 06/15/2038	315,000	309,699
Fixed until 02/15/2023 (C), 6.25% (B)	691,000	646,085
EnLink Midstream Partners, LP
4.85%, 07/15/2026	311,000	294,150
Fixed until 12/15/2022 (C), 6.00% (B)	133,000	115,889
Enterprise Products Operating LLC
4.15%, 10/16/2028	790,000	775,588
Fixed until 08/16/2027, 5.25% (B), 08/16/2077	243,000	217,661
Marathon Petroleum Corp. 3.80%, 04/01/2028 (A)	696,000	650,104
Noble Energy, Inc. 3.85%, 01/15/2028	227,000	208,132

		4,971,015

Pharmaceuticals - 0.3%
Bayer US Finance II LLC 4.25%, 12/15/2025 (A)	517,000	507,865

Transportation Infrastructure - 0.5%
Heathrow Funding, Ltd. 1.37%, 03/28/2032 (E)	GBP 535,605	825,572

Total Corporate Debt Securities (Cost $30,685,366)		29,277,506

FOREIGN GOVERNMENT OBLIGATIONS - 20.7%
Australia - 1.0%
Australia Government Bond 1.00%, 11/21/2018 (E)	AUD 2,000,000	1,543,994

Brazil - 0.4%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2019	BRL 2,000,000	540,430

Canada - 2.1%
Canada Government Real Return Bond 4.25%, 12/01/2021	CAD 1,978,877	1,661,238
Canadian Government Real Return Bond 4.00%, 12/01/2031	1,468,590	1,562,643

		3,223,881

Italy - 7.4%
Italy Buoni Poliennali del Tesoro
0.10%, 05/15/2022 (E)	EUR 4,090,243	4,447,317
1.25%, 09/15/2032 (E)	4,130,520	4,062,940
2.10%, 09/15/2021 (E)	2,251,160	2,639,019

		11,149,276

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico - 2.0%
Mexican Udibonos Series S, 4.50%, 12/04/2025	MXN 42,920,850	$ 2,151,890
Mexico Udibonos Series S, 2.50%, 12/10/2020	16,800,447	798,146

		2,950,036

New Zealand - 2.2%
New Zealand Government Inflation-Linked Bond 2.00%, 09/20/2025 (E)	NZD 4,500,000	3,340,416

Spain - 3.9%
Spain Government Inflation-Linked Bond
0.55%, 11/30/2019 (E)	EUR 2,070,280	2,407,174
1.00%, 11/30/2030 (E)	2,942,084	3,575,547

		5,982,721

United Kingdom - 1.7%
U.K. Gilt Inflation-Linked 0.13%, 03/22/2029 - 03/22/2044 (E)	GBP 1,348,255	2,645,886

Total Foreign Government Obligations (Cost $34,450,753)		31,376,640

MORTGAGE-BACKED SECURITIES - 1.1%
DBCG Mortgage Trust
Series 2017-BBG, Class A,
1-Month LIBOR + 0.70%, 2.98% (B), 06/15/2034 (A)	$ 680,000	679,364
Series 2018-BIOD, Class A,
1-Month LIBOR + 0.80%, 3.08% (B), 05/15/2035 (A)	946,651	946,238

Total Mortgage-Backed Securities (Cost $1,626,874)		1,625,602

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
1-Month LIBOR + 1.65%, 3.93% (B), 04/25/2024	1,208,465	1,221,417
1-Month LIBOR + 2.20%, 4.48% (B), 02/25/2024 - 09/25/2024	2,428,299	2,493,397
Federal National Mortgage Association 1-Month LIBOR + 2.00%, 4.28% (B), 10/25/2023	9,828	9,840

Total U.S. Government Agency Obligations (Cost $3,715,876)		3,724,654

U.S. GOVERNMENT OBLIGATIONS - 55.5%
U.S. Treasury Inflation-Protected Securities - 55.5%
U.S. Treasury Inflation-Indexed Bond
0.63%, 04/15/2023	4,060,400	3,982,999
0.75%, 02/15/2045	4,757,878	4,157,877
1.00%, 02/15/2046	2,890,204	2,679,912
1.38%, 02/15/2044	3,166,663	3,207,236
2.13%, 02/15/2040	1,396,384	1,612,042

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Bond (continued)
2.38%, 01/15/2025	$ 5,980,588	$ 6,446,655
3.38%, 04/15/2032	3,555,562	4,517,508
3.88%, 04/15/2029	6,507,786	8,229,638
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2021 - 07/15/2026	28,737,168	27,517,189
0.25%, 01/15/2025	1,703,264	1,619,188
0.38%, 07/15/2023 - 07/15/2027	7,735,083	7,388,664
0.50%, 01/15/2028	5,182,554	4,897,581
0.63%, 01/15/2024 - 01/15/2026	5,894,707	5,717,922
1.13%, 01/15/2021	2,305,260	2,307,155

Total U.S. Government Obligations (Cost $87,275,551)		84,281,566

	Shares	Value
PREFERRED STOCK - 0.0% (G)
Banks - 0.0% (G)
Banco Santander SA, 3-Month LIBOR + 0.52%, 4.00% (B)	3,100	68,727

Total Preferred Stock (Cost $74,547)		68,727

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 0.1%
Money Market Fund - 0.1%
State Street Institutional U.S. Government Money Market Fund	122,404	$ 122,404

Total Short-Term Investment Company (Cost $122,404)		122,404

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (H)	177,210	177,210

Total Other Investment Company (Cost $177,210)		177,210

Total Investments (Cost $158,528,477)		151,055,179
Net Other Assets (Liabilities) - 0.5%		786,589

Net Assets - 100.0%		$ 151,841,768

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	01/10/2019	USD	489,367	BRL	1,900,000	$—	$(18,067)
JPMS	01/10/2019	USD	14,748,051	EUR	12,642,121	331,882	—
JPMS	01/10/2019	USD	2,474,436	GBP	1,893,500	44,748	—
JPMS	01/10/2019	USD	3,018,174	MXN	57,500,000	220,981	—
JPMS	01/10/2019	USD	1,865,016	NZD	2,838,000	11,556	—

Total						$609,167	$(18,067)

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$400,870	$—	$400,870
Corporate Debt Securities	—	29,277,506	—	29,277,506
Foreign Government Obligations	—	31,376,640	—	31,376,640
Mortgage-Backed Securities	—	1,625,602	—	1,625,602
U.S. Government Agency Obligations	—	3,724,654	—	3,724,654
U.S. Government Obligations	—	84,281,566	—	84,281,566
Preferred Stock	68,727	—	—	68,727
Short-Term Investment Company	122,404	—	—	122,404
Other Investment Company	177,210	—	—	177,210

Total Investments	$368,341	$150,686,838	$—	$151,055,179

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

Valuation Inputs (continued) (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Forward Foreign Currency Contracts (J)	$—	$609,167	$—	$609,167

Total Other Financial Instruments	$—	$609,167	$—	$609,167

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (J)	$—	$(18,067)	$—	$(18,067)

Total Other Financial Instruments	$—	$(18,067)	$—	$(18,067)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $7,915,333, representing 5.2% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2018, the value of the security is $2,596,100, representing 1.7% of the Fund’s net assets.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the total value of Regulation S securities is $27,180,554, representing 17.9% of the Fund’s net assets.
(F)	All or a portion of the security is on loan. The value of the security on loan is $173,636. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Rate disclosed reflects the yield at October 31, 2018.
(I)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
NZD	New Zealand Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

SECURITY VALUATION (continued):

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

PORTFOLIO ABBREVIATIONS:

CPI-YoY	US Consumer Price Index Urban Consumers Year Over Year
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Inflation-Protected Securities

(unaudited)

MARKET ENVIRONMENT

From June 30, 2018, when PineBridge Investments began managing the Fund, through the 12-month period ended on October 31, 2018, inflation linked securities delivered negative returns due to a rise in nominal yields and decline in inflation expectations. U.S. Treasury Inflation Protected Securities (“TIPS”) breakeven rates decreased during the period, as most observers expected U.S. growth and inflation to have peaked in the second quarter 2018. The U.S. Federal Reserve (“Fed”), for its part, cited the strong economy as it raised rates in September. Although headline consumer price index (“CPI”) reached 2.9% in both June and July, breakeven rates did not exceed 2.2%, as markets questioned the longer-term sources of inflationary pressure and impact of Fed tightening. U.S. inflation data has declined since July, and the larger than expected decline of headline inflation in September caused breakeven rates to decline as well, further adding to negative performance for U.S. TIPS.

Elsewhere, non-U.S. government inflation-linked bonds (“linkers”) delivered negative performance due in large part to currency depreciation versus the U.S. dollar, as the favorable U.S. economic backdrop and Fed tightening supported an appreciation of the U.S. dollar during the period. Foreign exchange aside, non-U.S. linkers outperformed U.S. TIPS as non-U.S. nominal yields were far more supportive. In the U.K., a modest increase in nominal government bond yields was made up by an increase in breakeven inflation rates as the Bank of England left rates unchanged in September with an expectation that currency weakness could filter through to higher inflation. In Europe, a steady increase in headline inflation during the period supported rising breakeven rates that benefited European linkers.

Inflation linked credit outperformed as markets grew relatively more comfortable with the moderate outlook for the global economy and issue of trade protectionism. These risks and Fed hawkishness increased market volatility, but overall for the period, inflation related credit outperformed government issued inflation linkers.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Inflation-Protected Securities (Class R4) returned -1.15%. By comparison, its benchmark, the Bloomberg Barclays US Treasury Inflation Protected Securities Index, returned -1.24%.

STRATEGY REVIEW

The Fund’s short duration relative to the index, as well as an underweight exposure to U.S. duration in favor of other different yield curves contributed to performance as U.S. Treasury nominal yields rose during the period. The Fund’s exposure to inflation related credit contributed to performance as credit spreads compressed during the period. Exposure to U.K. linkers also contributed as the Bank of England’s decision to leave rates on hold in September supported an increase in inflation expectations. Those positive contributions were overshadowed by substantial negative contribution from exposure to peripheral European linkers, which underperformed given concerns regarding Italian political risks and debt levels.

Security selection was positive as the Fund benefited from selections at the front-end of the U.S. TIPS curve. Throughout the period, we hedged our non-U.S. dollar exposure via currency forwards. We have continued to maintain exposure to credit and non-U.S. government linkers.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Roberto Coronado

Gunter H. Seeger

Rob A. Vanden Assem, CFA

Co-Portfolio Managers

PineBridge Investments, LLC

Fund Characteristics	Years
Average Maturity §	8.31
Duration †	6.91

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	80.6%
AAA	3.8
AA	2.5
A	1.1
BBB	10.7
BB	0.8
Not Rated	0.2
Net Other Assets (Liabilities) ^	0.3
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2018

Transamerica Inflation-Protected Securities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I3 (NAV)	(0.88)%	N/A	(0.47)%	04/21/2017
Class R (NAV)	(1.39)%	N/A	(1.04)%	04/21/2017
Class R4 (NAV)	(1.15)%	0.35%	3.61%	09/11/2000
Bloomberg Barclays US Treasury Inflation Protected Securities Index (A)	(1.24)%	0.97%	4.11%

(A) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment Fund pertain only to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption. Market values of inflation-protected securities can be affected by changes in the market’s inflation expectations or changes in real rates of interest.

Transamerica Funds	Annual Report 2018

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES - 7.4%
Banks - 3.4%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (A), 11/16/2018 (B)	$ 465,000	$ 380,719
Bank of America Corp. 4.18%, 11/25/2027, MTN	404,000	387,863
Fixed until 04/24/2037, 4.24% (A), 04/24/2038	501,000	473,412
Citigroup, Inc. 4.65%, 07/23/2048	882,000	851,758
Credit Agricole SA 3.75%, 04/24/2023 (C)	576,000	562,734
Fixed until 01/10/2028, 4.00% (A), 01/10/2033 (C)	449,000	406,324
Regions Financial Corp. 3.80%, 08/14/2023	88,000	87,092
Royal Bank of Scotland Group PLC Fixed until 06/25/2023, 4.52% (A), 06/25/2024	590,000	584,004
SunTrust Banks, Inc. 4.00%, 05/01/2025	281,000	278,776
SunTrust Capital III 3-Month LIBOR + 0.65%, 2.98% (A), 03/15/2028	507,000	457,568
Wachovia Capital Trust II 3-Month LIBOR + 0.50%, 2.94% (A), 01/15/2027	197,000	179,270

		4,649,520

Chemicals - 0.0% (D)
RPM International, Inc. 4.25%, 01/15/2048	64,000	53,374

Electric Utilities - 0.1%
FirstEnergy Corp. 3.90%, 07/15/2027	154,000	147,062

Health Care Providers & Services - 0.6%
CVS Health Corp. 4.78%, 03/25/2038	579,000	557,120
Halfmoon Parent, Inc. 4.13%, 11/15/2025 (C)	264,000	260,936

		818,056

Insurance - 0.4%
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 4.44% (A), 02/12/2067 (C)	575,000	529,000

Machinery - 0.1%
CNH Industrial NV 3.85%, 11/15/2027, MTN	115,000	106,240

Media - 0.1%
Comcast Corp. 4.60%, 10/15/2038	102,000	99,803

Metals & Mining - 0.4%
Newcrest Finance Pty, Ltd. 4.20%, 10/01/2022 (C)	533,000	533,959

Multi-Utilities - 0.1%
WEC Energy Group, Inc. 3-Month LIBOR + 2.11%, 4.43% (A), 05/15/2067	140,000	128,930

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 2.0%
Andeavor Logistics, LP Fixed until 02/15/2023 (B), 6.88% (A)	$ 223,000	$ 216,310
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. 4.25%, 12/01/2027 (E)	221,000	210,327
Apache Corp. 4.38%, 10/15/2028	82,000	78,815
Enable Midstream Partners, LP 4.95%, 05/15/2028	200,000	195,656
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (A), 07/15/2077	468,000	416,144
Energy Transfer Operating, LP 5.80%, 06/15/2038	202,000	198,601
Fixed until 02/15/2023 (B), 6.25% (A)	442,000	413,270
Enterprise Products Operating LLC 4.15%, 10/16/2028	340,000	333,797
Fixed until 08/16/2027, 5.25% (A), 08/16/2077	156,000	139,733
Marathon Petroleum Corp. 3.80%, 04/01/2028 (C)	446,000	416,590
Noble Energy, Inc. 3.85%, 01/15/2028	145,000	132,948

		2,752,191

Pharmaceuticals - 0.2%
Bayer US Finance II LLC 4.25%, 12/15/2025 (C)	331,000	325,152

Total Corporate Debt Securities (Cost $10,481,846)		10,143,287

FOREIGN GOVERNMENT OBLIGATIONS - 9.7%
Canada - 2.0%
Canada Government Real Return Bond 4.25%, 12/01/2021	CAD 3,230,820	2,712,225

Italy - 3.0%
Italy Buoni Poliennali del Tesoro 0.10%, 05/15/2022 (F)	EUR 2,605,250	2,832,686
1.25%, 09/15/2032 (F)	1,290,788	1,269,669

		4,102,355

New Zealand - 1.3%
New Zealand Government Inflation-Linked Bond 2.00%, 09/20/2025 (F)	NZD 2,500,000	1,855,786

Spain - 2.2%
Spain Government Inflation-Linked Bond 0.55%, 11/30/2019 (F)	EUR 1,292,825	1,503,205
1.00%, 11/30/2030 (F)	1,289,275	1,566,870

		3,070,075

United Kingdom - 1.2%
U.K. Gilt Inflation-Linked 0.13%, 11/22/2019 (F)	GBP 1,251,096	1,638,970

Total Foreign Government Obligations (Cost $13,930,591)		13,379,411

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MORTGAGE-BACKED SECURITY - 0.7%
DBCG Mortgage Trust Series 2017-BBG, Class A, 1-Month LIBOR + 0.70%, 2.98% (A), 06/15/2034 (C)	$ 1,000,000	$ 999,065

Total Mortgage-Backed Security (Cost $1,000,781)		999,065

U.S. GOVERNMENT OBLIGATIONS - 80.6%
U.S. Treasury Inflation-Protected Securities - 80.6%
U.S. Treasury Inflation-Indexed Bond 0.63%, 04/15/2023 - 02/15/2043	2,181,061	2,133,398
0.75%, 02/15/2042 - 02/15/2045	5,649,394	4,960,953
0.88%, 02/15/2047	1	1
1.00%, 02/15/2046 - 02/15/2048	4,369,264	4,045,401
1.38%, 02/15/2044	2,948,135	2,985,908
1.75%, 01/15/2028	2,485,351	2,618,842
2.00%, 01/15/2026	2,712,261	2,880,617
2.13%, 02/15/2040 - 02/15/2041	2,762,750	3,194,669
2.38%, 01/15/2025 - 01/15/2027	4,507,823	4,902,828
2.50%, 01/15/2029	1,021,602	1,153,905
3.38%, 04/15/2032	513,376	652,268
3.63%, 04/15/2028	740,492	903,612
3.88%, 04/15/2029	3,067,540	3,879,160
U.S. Treasury Inflation-Indexed Note 0.13%, 04/15/2019 - 07/15/2026	45,754,145	44,333,840
0.25%, 01/15/2025	4,683,976	4,452,767
0.38%, 07/15/2023 - 07/15/2027	11,086,054	10,612,234
0.50%, 01/15/2028	3,577,630	3,380,907

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note (continued)
0.63%, 01/15/2024 - 01/15/2026	$ 9,963,290	$ 9,700,273
1.13%, 01/15/2021	4,264,731	4,268,237

Total U.S. Government Obligations (Cost $115,739,707)		111,059,820

SHORT-TERM FOREIGN GOVERNMENT OBLIGATION - 1.1%
Australia - 1.1%
Australia Government Bond 0.00% (D) (G), 11/21/2018 (F)	AUD 2,000,000	1,543,994

Total Short-Term Foreign Government Obligation (Cost $1,491,652)		1,543,994

	Shares	Value
OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (G)	215,820	215,820

Total Other Investment Company (Cost $215,820)		215,820

Total Investments (Cost $142,860,397)		137,341,397
Net Other Assets (Liabilities) - 0.3%		461,225

Net Assets - 100.0%		$ 137,802,622

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPM	01/10/2019	USD	1,560,890	AUD	2,179,020	$16,516	$—
JPM	01/10/2019	USD	2,829,487	CAD	3,655,000	48,814	—
JPM	01/10/2019	USD	7,702,697	EUR	6,602,800	173,337	—
JPM	01/10/2019	USD	3,035,228	GBP	2,322,632	54,890	—
JPM	01/10/2019	USD	1,852,460	NZD	2,818,894	11,478	—
JPM	01/10/2019	GBP	1,049,000	USD	1,375,548	—	(29,499)

Total						$305,035	$(29,499)

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$10,143,287	$—	$10,143,287
Foreign Government Obligations	—	13,379,411	—	13,379,411
Mortgage-Backed Security	—	999,065	—	999,065
U.S. Government Obligations	—	111,059,820	—	111,059,820
Short-Term Foreign Government Obligation	—	1,543,994	—	1,543,994
Other Investment Company	215,820	—	—	215,820

Total Investments	$215,820	$137,125,577	$—	$137,341,397

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION: (continued)

Valuation Inputs (continued) (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Forward Foreign Currency Contracts (I)	$—	$305,035	$—	$305,035

Total Other Financial Instruments	$—	$305,035	$—	$305,035

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (I)	$—	$(29,499)	$—	$(29,499)

Total Other Financial Instruments	$—	$(29,499)	$—	$(29,499)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $4,033,760, representing 2.9% of the Fund’s net assets.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	All or a portion of the security is on loan. The value of the security on loan is $211,309. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the total value of Regulation S securities is $12,211,180, representing 8.9% of the Fund’s net assets.
(G)	Rates disclosed reflect the yields at October 31, 2018.
(H)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPM	JPMorgan Chase Bank, N.A.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Bond

(unaudited)

MARKET ENVIRONMENT

In the fourth quarter of 2017, buoyed by consumption, business equipment spending, and a general pick-up in global economic activity, U.S. gross domestic product (“GDP”) growth accelerated to 2.3% year-over-year. Market participants turned their focus to the eventuality of a near-term fiscal push, notably via tax policy. Equity prices rallied in response, and 2018 and 2019 GDP consensus estimates inched higher.

In late 2017, Congress passed and President Trump signed broad tax relief for individuals, small businesses, and corporations into law. Proponents saw the legislation as providing incentives for business investment, while detractors saw it as a costly debt-fueled sugar high.

Volatility increased early in 2018, as the combination of trade tensions and rising interest rates caused investors to reassess growth prospects, sending equity markets lower. A positive string of earnings reports in the first and second quarters, however, tamped down market volatility and allowed stocks to resume their uptrend.

The U.S. Federal Reserve (“Fed”) raised the federal funds rate target by 25 basis points at the June meeting to a range between 1.75% and 2.00%. Along with raising interest rates, the Fed also communicated a better outlook for GDP and unemployment, along with slightly higher inflation expectations for the remainder of 2018.

The front end of the yield curve continued to reprice in the first half of the year as the Fed maintained its outlook for steady economic growth and signaled the likelihood of more rate hikes in the future amid increasing Treasury supply. The 10-year Treasury yield settled roughly 11 basis points higher, and the 2-year yield about 25 basis points higher in the second quarter, pushing the spread between the 2- and 10-year Treasuries to its then narrowest level in more than a decade. Additionally, the LIBOR-Option Implied Spread, which had been widening throughout the first quarter of 2018, peaked early in the second quarter before declining materially.

Policy and politics remained center-stage in the third quarter as Washington’s trade spat with China continued to escalate. These risks surrounding trade policy were noted as a concern by the Fed in its September meeting minutes. Even so, the Fed stayed the course on normalizing rates given continued economic strength, hiking again in September to bring the policy rate above 2% for the first time since 2008.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Intermediate Bond (Class R4) returned -2.46%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned -2.05%.

STRATEGY REVIEW

For the one year period, the most significant contributor to relative performance came from our shorter duration positioning, particularly on the front end of the curve as rates rose and the curve flattened. Carry also contributed to relative returns. This was offset by spreads, with the largest detractors from relative performance came from our overweight to BBB rated securities and underweights to both U.S. treasuries and agency residential mortgage-backed securities (“RMBS”).

At the asset class level, notable contributions to excess returns came from our overweight to commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and non-agency RMBS. This was somewhat offset by our underweight to agency RMBS, government-related bond and other agency securities.

From a ratings perspective, excluding cash, security selection within single A rated credits made the most significant contribution, while security selection with AAA detracted.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Sivakumar N. Rajan

Doug Weih, CFA

Brian W. Westhoff, CFA

Co-Portfolio Managers

AEGON USA Investment Management, LLC

Fund Characteristics	Years
Average Maturity §	8.16
Duration †	5.75

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	40.0%
AAA	14.2
AA	4.6
A	16.4
BBB	22.5
BB	2.1
B	0.9
CCC and Below	0.1
Not Rated	12.9
Net Other Assets (Liabilities)	(13.7)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	(2.22)%	N/A	0.40%	03/24/2017
Class I3 (NAV)	(2.21)%	N/A	0.37%	03/24/2017
Class R (NAV)	(2.61)%	N/A	(0.11)%	03/24/2017
Class R4 (NAV)	(2.46)%	1.96%	4.79%	09/11/2000
Bloomberg Barclays US Aggregate Bond Index (A)	(2.05)%	1.83%	3.94%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment fund pertain only to those securities and not the fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES - 9.5%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$ 3,576,028	$ 3,763,456
Battalion CLO XII, Ltd. Series 2018-12A, Class A1, 3-Month LIBOR + 1.07%, 3.40% (B), 05/17/2031 (A)	3,500,000	3,490,613
BlueMountain CLO, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 3.37% (B), 07/18/2027 (A)	7,532,000	7,515,046
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (A)	1,419,157	1,386,797
CIFC Funding, Ltd. Series 2013-2A, Class A1LR, 3-Month LIBOR + 1.21%, 3.65% (B), 10/18/2030 (A)	15,580,000	15,600,612
Diamond Resorts Owner Trust Series 2014-1, Class A, 2.54%, 05/20/2027 (A)	2,069,054	2,067,734
Hertz Vehicle Financing II, LP Series 2016-3A, Class A, 2.27%, 07/25/2020 (A)	5,125,000	5,090,198
Hilton Grand Vacations Trust
Series 2013-A, Class A,
2.28%, 01/25/2026 (A)	290,794	289,207
Series 2017-AA, Class A,
2.66%, 12/26/2028 (A)	1,244,241	1,218,654
ICG US CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.22%, 3.69% (B), 01/20/2030 (A)	2,750,000	2,751,304
JG Wentworth XXI LLC Series 2010-2A, Class A, 4.07%, 01/15/2048 (A)	889,713	897,013
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (A)	1,270,829	1,271,835
JG Wentworth XXXV LLC Series 2015-2A, Class A, 3.87%, 03/15/2058 (A)	1,685,557	1,664,557
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (A)	7,230,353	6,869,416
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (A)	4,770,000	4,739,970
Longfellow Place CLO, Ltd. Series 2013-1A, Class ARR, 3-Month LIBOR + 1.34%, 3.78% (B), 04/15/2029 (A)	3,500,000	3,506,335
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (A)	1,009,435	986,983
Series 2016-1A, Class A,
2.25%, 12/20/2033 (A)	3,900,732	3,769,884

	Principal	Value
ASSET-BACKED SECURITIES (continued)
New Residential Advanced Receivables Trust Series 2017-T1, Class AT1, 3.21%, 02/15/2051 (A)	$ 10,100,000	$ 9,995,421
New Residential Mortgage Trust Series 2018-1A, Class A1A, 4.00% (B), 12/25/2057 (A)	2,158,702	2,162,424
NRZ Advance Receivables Trust
Series 2016-T3, Class AT3,
2.83%, 10/16/2051 (A)	7,740,000	7,535,725
Series 2016-T4, Class AT4,
3.11%, 12/15/2050 (A)	11,200,000	11,078,193
Series 2016-T5, Class AT5,
3.33%, 12/15/2051 (A)	7,750,000	7,639,733
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 3.66% (B), 01/20/2031 (A)	3,600,000	3,601,706
Ocwen Master Advance Receivables Trust
Series 2016-T2, Class AT2,
2.72%, 08/16/2049 (A)	2,500,000	2,486,035
Series 2018-T1, Class AT1,
3.30%, 08/15/2049 (A)	4,700,000	4,694,736
Series 2018-T2, Class AT2,
3.60%, 08/15/2050 (A)	4,635,000	4,621,559
Orange Lake Timeshare Trust
Series 2014-AA, Class A,
2.29%, 07/09/2029 (A)	621,046	609,000
Series 2015-AA, Class A,
2.88%, 09/08/2027 (A)	1,153,831	1,131,227
Series 2018-A, Class A,
3.10%, 11/08/2030 (A)	3,867,073	3,802,813
Series 2018-A, Class B,
3.35%, 11/08/2030 (A)	3,163,942	3,116,239
Palmer Square CLO, Ltd. Series 2015-2A, Class A1AR, 3-Month LIBOR + 1.27%, 3.74% (B), 07/20/2030 (A)	6,445,000	6,455,157
RAAC Trust Series 2007-RP4, Class A, 1-Month LIBOR + 0.35%, 2.63% (B), 11/25/2046 (A)	752,782	708,513
SBA Tower Trust Series 2014-1A, Class C, 2.90% (B), 10/15/2044 (A)	24,599,000	24,461,779
Sierra Timeshare Receivables Funding LLC
Series 2014-2A, Class A,
2.05% (B), 06/20/2031 (A)	587,151	586,522
Series 2014-2A, Class B,
2.40%, 06/20/2031 (A)	314,826	314,556
Series 2015-1A, Class A,
2.40%, 03/22/2032 (A)	367,189	364,524
Series 2015-1A, Class B,
3.05%, 03/22/2032 (A)	380,987	378,929
Series 2015-3A, Class A,
2.58%, 09/20/2032 (A)	824,501	808,775
Series 2016-2A, Class A,
2.33%, 07/20/2033 (A)	1,394,618	1,366,625

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (A)	$ 3,738,510	$ 3,656,626
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (A)	6,288,130	6,237,544
SPS Servicer Advance Receivables Trust Series 2016-T2, Class AT2, 2.75%, 11/15/2049 (A)	2,000,000	1,994,190
Symphony CLO XIX, Ltd. Series 2018-19A, Class A, 3-Month LIBOR + 0.96%, 3.40% (B), 04/16/2031 (A)	3,000,000	2,982,429
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (B), 03/25/2054 (A)	4,410,075	4,363,577
Series 2015-4, Class A1B,
2.75% (B), 04/25/2055 (A)	1,126,382	1,108,371
Series 2015-5, Class A1B,
2.75% (B), 05/25/2055 (A)	6,351,496	6,240,415
Series 2015-6, Class A1B,
2.75% (B), 04/25/2055 (A)	3,376,627	3,302,561
Series 2016-2, Class A1A,
2.75% (B), 08/25/2055 (A)	3,396,003	3,312,571
Series 2016-3, Class A1,
2.25% (B), 04/25/2056 (A)	5,963,083	5,805,136
Series 2016-4, Class A1,
2.25% (B), 07/25/2056 (A)	4,307,310	4,171,194
Series 2017-1, Class A1,
2.75% (B), 10/25/2056 (A)	4,837,963	4,717,947
Series 2017-2, Class A1,
2.75% (B), 04/25/2057 (A)	5,700,259	5,575,360
Series 2017-3, Class A1,
2.75% (B), 07/25/2057 (A)	3,982,063	3,886,931
Series 2017-6, Class A1,
2.75% (B), 10/25/2057 (A)	8,360,405	8,125,556
Series 2018-1, Class A1,
3.00% (B), 01/25/2058 (A)	13,955,918	13,619,342
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (A)	9,945,000	9,784,202
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (A)	4,948,685	4,824,287
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (A)	6,735,806	6,551,637
Wellfleet CLO, Ltd.
Series 2016-2A, Class A1,
3-Month LIBOR + 1.65%, 4.12% (B), 10/20/2028 (A)	8,060,000	8,059,984
Series 2016-2A, Class A1R,
3-Month LIBOR + 1.14%, Zero Coupon (B), 10/20/2028 (A) (C)	8,060,000	8,060,000

Total Asset-Backed Securities (Cost $284,839,305)		281,179,665

	Principal	Value
CORPORATE DEBT SECURITIES - 38.8%
Aerospace & Defense - 0.3%
Northrop Grumman Corp. 2.55%, 10/15/2022	$ 9,595,000	$ 9,221,566

Air Freight & Logistics - 0.2%
FedEx Corp.
4.90%, 01/15/2034	4,063,000	4,137,457
5.10%, 01/15/2044	2,948,000	2,910,307

		7,047,764

Airlines - 1.5%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	2,087,615	1,970,186
3.70%, 04/01/2028	6,794,390	6,628,777
4.95%, 07/15/2024	3,983,064	4,069,338
Continental Airlines Pass-Through Trust 4.00%, 04/29/2026	4,347,723	4,324,680
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	7,276,533	7,380,879
6.82%, 02/10/2024	8,707,031	9,460,189
7.75%, 06/17/2021	344,419	358,185
Southwest Airlines Co. Pass-Through Trust 6.15%, 02/01/2024	283,104	297,961
United Airlines Pass-Through Trust 3.75%, 03/03/2028	5,884,173	5,832,568
US Airways Pass-Through Trust 5.38%, 05/15/2023	2,527,592	2,577,466

		42,900,229

Auto Components - 0.1%
BorgWarner, Inc. 3.38%, 03/15/2025	3,900,000	3,735,205

Automobiles - 0.4%
Ford Motor Co. 4.35%, 12/08/2026	7,362,000	6,676,467
General Motors Co.
4.88%, 10/02/2023	2,725,000	2,758,094
6.25%, 10/02/2043	1,075,000	1,028,818

		10,463,379

Banks - 7.2%
Banco Santander SA 4.38%, 04/12/2028	4,600,000	4,272,342
Bank of America Corp.
Fixed until 10/01/2024, 3.09% (B), 10/01/2025, MTN	5,720,000	5,420,803
Fixed until 12/20/2027, 3.42% (B), 12/20/2028	1,844,000	1,699,251
4.45%, 03/03/2026, MTN	14,663,000	14,503,236
Bank One Corp. 8.00%, 04/29/2027	940,000	1,156,913
Barclays Bank PLC 10.18%, 06/12/2021 (A)	18,145,000	20,615,396
CIT Group, Inc. 4.13%, 03/09/2021	555,000	553,612
Citigroup, Inc.
3-Month LIBOR + 0.95%, 3.44% (B), 07/24/2023	9,621,000	9,659,581
Fixed until 01/10/2027, 3.89% (B), 01/10/2028	6,298,000	6,022,721
4.50%, 01/14/2022	2,945,000	3,008,017

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. (continued)
Fixed until 01/30/2023 (D), 5.95% (B)	$ 1,700,000	$ 1,702,125
Commerzbank AG 8.13%, 09/19/2023 (A)	12,655,000	14,252,424
Cooperatieve Rabobank UA Fixed until 06/30/2019 (D), 11.00% (A) (B)	10,883,000	11,383,618
Discover Bank 3.45%, 07/27/2026	4,771,000	4,390,514
Fifth Third Bancorp 3.95%, 03/14/2028	6,364,000	6,188,204
First Horizon National Corp. 3.50%, 12/15/2020	4,785,000	4,782,194
HSBC Holdings PLC
3-Month LIBOR + 1.00%, 3.32% (B), 05/18/2024	6,232,000	6,214,801
4.25%, 03/14/2024	485,000	478,428
Fixed until 09/12/2025, 4.29% (B), 09/12/2026	8,895,000	8,767,830
5.25%, 03/14/2044	790,000	790,368
Huntington National Bank 3.55%, 10/06/2023	5,018,000	4,947,401
Intesa Sanpaolo SpA
3.38%, 01/12/2023 (A)	6,441,000	5,832,619
3.88%, 07/14/2027 (A)	3,061,000	2,528,440
5.02%, 06/26/2024 (A)	2,945,000	2,596,324
JPMorgan Chase & Co.
2.70%, 05/18/2023	6,818,000	6,515,631
3.38%, 05/01/2023	6,471,000	6,309,425
4.85%, 02/01/2044	1,890,000	1,905,242
6.40%, 05/15/2038	3,925,000	4,719,496
Fixed until 02/01/2024 (D), 6.75% (B)	412,000	439,398
8.75%, 09/01/2030	1,265,000	1,714,300
Nordea Bank Abp 4.25%, 09/21/2022 (A)	14,150,000	14,132,945
PNC Bank NA 4.05%, 07/26/2028	3,612,000	3,543,141
Royal Bank of Scotland Group PLC
Fixed until 01/27/2029, 5.08% (B), 01/27/2030	3,497,000	3,425,135
6.00%, 12/19/2023	1,685,000	1,731,402
6.10%, 06/10/2023	1,414,000	1,456,379
6.40%, 10/21/2019	2,607,000	2,679,064
Toronto-Dominion Bank Fixed until 09/15/2026, 3.63% (B), 09/15/2031	8,071,000	7,513,918
Wells Fargo & Co.
4.10%, 06/03/2026, MTN	1,814,000	1,766,904
5.38%, 11/02/2043	3,948,000	4,064,514
Fixed until 06/15/2024 (D), 5.90% (B)	1,080,000	1,088,100
Wells Fargo Bank NA
2.60%, 01/15/2021	2,791,000	2,737,412
5.95%, 08/26/2036	2,984,000	3,393,873

		210,903,441

Beverages - 0.8%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	2,982,000	2,836,529
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048	6,551,000	5,761,924

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages (continued)
Constellation Brands, Inc.
3.70%, 12/06/2026	$ 2,526,000	$ 2,369,335
4.40%, 11/15/2025	3,168,000	3,173,510
Pernod Ricard SA
4.45%, 01/15/2022 (A)	3,146,000	3,204,687
5.75%, 04/07/2021 (A)	6,311,000	6,609,050

		23,955,035

Biotechnology - 0.6%
AbbVie, Inc. 3.20%, 05/14/2026	8,298,000	7,594,550
Biogen, Inc. 4.05%, 09/15/2025	5,469,000	5,422,366
Celgene Corp. 3.88%, 08/15/2025	3,033,000	2,919,548
Gilead Sciences, Inc.
2.95%, 03/01/2027 (E)	1,620,000	1,481,021
4.15%, 03/01/2047	1,598,000	1,417,438

		18,834,923

Building Products - 0.3%
Owens Corning
4.20%, 12/15/2022	4,114,000	4,101,827
4.40%, 01/30/2048	6,460,000	5,051,862

		9,153,689

Capital Markets - 3.7%
Ameriprise Financial, Inc.
2.88%, 09/15/2026	4,771,000	4,355,950
3.70%, 10/15/2024	4,402,000	4,356,686
7.30%, 06/28/2019	8,112,000	8,334,612
Charles Schwab Corp.
3.20%, 03/02/2027	4,106,000	3,870,836
3.85%, 05/21/2025	9,662,000	9,663,236
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025	9,559,000	9,149,478
3.80%, 06/09/2023	5,920,000	5,816,275
Goldman Sachs Group, Inc.
5.25%, 07/27/2021	14,329,000	14,902,416
6.75%, 10/01/2037	7,313,000	8,536,253
Lazard Group LLC 4.50%, 09/19/2028	6,486,000	6,308,389
Morgan Stanley
5.00%, 11/24/2025	4,506,000	4,607,282
5.75%, 01/25/2021	11,070,000	11,572,689
State Street Corp. 3-Month LIBOR + 1.00%, 3.33% (B), 06/01/2077	285,000	250,275
UBS AG 7.63%, 08/17/2022	11,848,000	12,973,560
UBS Group Funding Switzerland AG 4.25%, 03/23/2028 (A)	3,211,000	3,147,746

		107,845,683

Chemicals - 0.1%
LyondellBasell Industries NV 5.00%, 04/15/2019	593,000	595,236
Syngenta Finance NV 3.93%, 04/23/2021 (A)	3,870,000	3,850,660

		4,445,896

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.3%
CK Hutchison International 17 II, Ltd. 2.25%, 09/29/2020 (A)	$ 2,775,000	$ 2,706,112
ERAC USA Finance LLC
2.70%, 11/01/2023 (A)	4,400,000	4,132,882
3.85%, 11/15/2024 (A)	3,020,000	2,978,802

		9,817,796

Communications Equipment - 0.2%
Cisco Systems, Inc. 2.13%, 03/01/2019	797,000	795,627
Nokia OYJ 3.38%, 06/12/2022	5,221,000	4,999,108

		5,794,735

Construction & Engineering - 0.5%
SBA Tower Trust
3.17%, 04/09/2047 (A)	4,040,000	3,949,125
3.45%, 03/15/2048 (A)	10,600,000	10,373,858

		14,322,983

Construction Materials - 0.5%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (A)	5,530,000	4,836,000
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	9,365,000	9,361,672

		14,197,672

Consumer Finance - 0.9%
Ally Financial, Inc.
3.50%, 01/27/2019	5,970,000	5,962,538
4.13%, 03/30/2020	6,050,000	6,057,562
American Express Co.
3.00%, 10/30/2024	2,333,000	2,205,186
4.05%, 12/03/2042	2,075,000	1,940,891
BMW US Capital LLC 2.80%, 04/11/2026 (A)	4,784,000	4,387,267
Capital One Financial Corp. 3.30%, 10/30/2024	5,408,000	5,101,445

		25,654,889

Containers & Packaging - 0.4%
International Paper Co. 4.75%, 02/15/2022	5,062,000	5,225,639
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (A)	2,095,000	2,047,862
5.75%, 10/15/2020	3,900,659	3,900,659
6.88%, 02/15/2021	1,231,940	1,241,180

		12,415,340

Diversified Consumer Services - 0.0% (F)
President & Fellows of Harvard College 3.62%, 10/01/2037	651,000	617,265

Diversified Financial Services - 0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.50%, 05/15/2021	4,972,000	5,025,668
Aviation Capital Group LLC 7.13%, 10/15/2020 (A)	8,952,000	9,519,856
AXA Equitable Holdings, Inc. 4.35%, 04/20/2028 (A)	7,742,000	7,397,735

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.15%, 01/23/2030	$ 5,711,000	$ 4,988,660

		26,931,919

Diversified Telecommunication Services - 1.5%
AT&T, Inc.
3.00%, 06/30/2022	9,601,000	9,313,355
3.40%, 05/15/2025	6,204,000	5,825,097
4.35%, 06/15/2045	3,469,000	2,844,490
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (A)	1,585,000	1,549,684
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	2,980,000	3,160,290
Sprint Capital Corp. 6.88%, 11/15/2028	822,000	808,643
Verizon Communications, Inc.
5.15%, 09/15/2023	11,638,000	12,348,718
5.50%, 03/16/2047	7,119,000	7,417,807

		43,268,084

Electric Utilities - 1.5%
Appalachian Power Co. 3.40%, 06/01/2025	6,562,000	6,354,026
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	458,000	515,610
8.88%, 11/15/2018	449,000	449,928
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	12,058,000	10,771,441
Duke Energy Progress LLC 3.60%, 09/15/2047	2,025,000	1,736,447
Entergy Arkansas, Inc. 3.70%, 06/01/2024	1,110,000	1,110,996
Jersey Central Power & Light Co. 7.35%, 02/01/2019	1,000,000	1,010,650
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (A)	1,540,000	1,560,128
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	7,223,000	7,361,188
5.30%, 06/01/2042	525,000	585,334
PacifiCorp
3.60%, 04/01/2024	8,385,000	8,371,238
5.75%, 04/01/2037	400,000	464,621
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	4,661,000	4,440,583

		44,732,190

Electronic Equipment, Instruments & Components - 0.5%
Arrow Electronics, Inc. 3.88%, 01/12/2028	6,625,000	6,046,581
Keysight Technologies, Inc. 4.55%, 10/30/2024	7,551,000	7,625,280

		13,671,861

Energy Equipment & Services - 0.3%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (A)	6,169,000	6,103,225
Schlumberger Investment SA 3.65%, 12/01/2023	835,000	835,697

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Weatherford International, Ltd. 5.95%, 04/15/2042	$ 960,000	$ 619,200

		7,558,122

Equity Real Estate Investment Trusts - 2.0%
American Tower Trust #1 3.65%, 03/23/2048 (A)	2,000,000	1,926,266
CBL & Associates, LP 5.25%, 12/01/2023 (E)	7,049,000	5,921,160
EPR Properties 4.75%, 12/15/2026	11,753,000	11,343,402
HCP, Inc. 3.40%, 02/01/2025	5,985,000	5,617,620
Hospitality Properties Trust 5.00%, 08/15/2022	9,379,000	9,573,798
Kilroy Realty, LP 4.25%, 08/15/2029	12,920,000	12,353,709
Realty Income Corp. 3.88%, 07/15/2024	4,095,000	4,068,182
VEREIT Operating Partnership, LP
4.13%, 06/01/2021	4,300,000	4,328,200
4.63%, 11/01/2025	4,971,000	4,931,837

		60,064,174

Food & Staples Retailing - 0.7%
Sysco Corp. 3.25%, 07/15/2027	4,894,000	4,526,034
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	9,530,000	9,418,044
Walmart, Inc. 3.63%, 12/15/2047	7,040,000	6,234,297

		20,178,375

Food Products - 0.4%
Danone SA 2.95%, 11/02/2026 (A)	6,206,000	5,638,896
Kraft Heinz Foods Co.
2.80%, 07/02/2020	965,000	955,055
4.88%, 02/15/2025 (A)	3,800,000	3,854,546

		10,448,497

Health Care Equipment & Supplies - 0.4%
Abbott Laboratories 3.75%, 11/30/2026	4,467,000	4,397,835
Becton Dickinson and Co. 3.70%, 06/06/2027	7,756,000	7,282,900

		11,680,735

Health Care Providers & Services - 0.9%
AmerisourceBergen Corp. 4.30%, 12/15/2047	6,076,000	5,281,010
Coventry Health Care, Inc. 5.45%, 06/15/2021	1,632,000	1,699,397
CVS Health Corp.
2.13%, 06/01/2021	8,495,000	8,187,514
5.05%, 03/25/2048	4,622,000	4,506,732
5.30%, 12/05/2043	319,000	320,002
Halfmoon Parent, Inc. 4.13%, 11/15/2025 (A)	3,636,000	3,593,804

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
HCA Healthcare, Inc. 6.25%, 02/15/2021	$ 1,980,000	$ 2,056,725

		25,645,184

Household Durables - 0.2%
D.R. Horton, Inc. 4.38%, 09/15/2022	4,697,000	4,726,691

Industrial Conglomerates - 0.5%
General Electric Co.
Fixed until 01/21/2021 (D), 5.00% (B)	9,123,000	8,450,179
6.88%, 01/10/2039, MTN	5,796,000	6,646,960

		15,097,139

Insurance - 0.8%
Allstate Corp. 3.28%, 12/15/2026	4,566,000	4,360,723
American International Group, Inc. Fixed until 05/15/2038, 8.18% (B), 05/15/2068	640,000	785,600
Athene Global Funding 3.00%, 07/01/2022 (A)	4,653,000	4,502,646
Athene Holding, Ltd. 4.13%, 01/12/2028	4,814,000	4,414,796
CNA Financial Corp. 5.88%, 08/15/2020	4,347,000	4,526,005
Fidelity National Financial, Inc. 5.50%, 09/01/2022	1,690,000	1,780,597
Swiss Re America Holding Corp. 7.75%, 06/15/2030	2,903,000	3,675,852

		24,046,219

Interactive Media & Services - 0.1%
Baidu, Inc. 3.88%, 09/29/2023	4,250,000	4,194,367

Internet & Direct Marketing Retail - 0.1%
Booking Holdings, Inc. 3.60%, 06/01/2026	2,772,000	2,647,370

IT Services - 0.3%
DXC Technology Co. 4.75%, 04/15/2027	4,546,000	4,515,559
First Data Corp. 7.00%, 12/01/2023 (A)	3,825,000	3,966,525

		8,482,084

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (A)	2,430,000	2,373,217

Media - 0.7%
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	4,300,000	4,365,360
CSC Holdings LLC 10.13%, 01/15/2023 (A)	1,620,000	1,762,398
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (A) (D)	3,715,000	3,761,438
NBCUniversal Media LLC
4.38%, 04/01/2021	6,297,000	6,430,358
4.45%, 01/15/2043	4,080,000	3,794,608

		20,114,162

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining - 0.2%
Anglo American Capital PLC
4.00%, 09/11/2027 (A)	$ 5,075,000	$ 4,622,340
4.75%, 04/10/2027 (A)	1,705,000	1,641,615
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	1,125,000	1,040,625

		7,304,580

Multi-Utilities - 0.4%
CMS Energy Corp.
3.88%, 03/01/2024	539,000	535,706
4.88%, 03/01/2044	725,000	742,781
Dominion Energy, Inc. 2.58%, 07/01/2020	3,948,000	3,887,990
DTE Electric Co. 4.30%, 07/01/2044	6,720,000	6,696,555
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	1,550,000	1,483,358

		13,346,390

Oil, Gas & Consumable Fuels - 3.5%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (E)	8,446,000	8,787,516
Apache Corp.
4.25%, 01/15/2044	360,000	301,911
4.75%, 04/15/2043	520,000	461,794
BP Capital Markets PLC 3.12%, 05/04/2026	9,549,000	8,985,705
Continental Resources, Inc. 3.80%, 06/01/2024	1,055,000	1,019,015
Energy Transfer Operating, LP
4.90%, 02/01/2024	2,755,000	2,799,726
5.15%, 03/15/2045	1,238,000	1,092,048
5.95%, 10/01/2043	960,000	928,473
7.60%, 02/01/2024	3,005,000	3,333,309
Enterprise Products Operating LLC 4.25%, 02/15/2048	10,898,000	9,643,272
EOG Resources, Inc. 2.45%, 04/01/2020	3,127,000	3,092,563
Exxon Mobil Corp.
1.82%, 03/15/2019	1,930,000	1,923,347
3.04%, 03/01/2026	7,955,000	7,594,138
Husky Energy, Inc. 4.00%, 04/15/2024	1,120,000	1,105,385
Kerr-McGee Corp. 6.95%, 07/01/2024	865,000	968,278
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	5,190,000	5,153,309
Kinder Morgan, Inc. 3.05%, 12/01/2019	1,466,000	1,460,632
Nexen Energy ULC 5.88%, 03/10/2035	110,000	122,311
Noble Energy, Inc. 6.00%, 03/01/2041	430,000	446,364
Petrobras Global Finance BV 6.25%, 03/17/2024	3,290,000	3,327,835
Petroleos Mexicanos
3.50%, 01/30/2023	6,930,000	6,368,670
6.88%, 08/04/2026	4,835,000	4,815,660

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Petronas Capital, Ltd. 5.25%, 08/12/2019 (A)	$ 7,450,000	$ 7,565,423
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	6,630,000	6,308,648
Shell International Finance BV
2.50%, 09/12/2026	7,173,000	6,511,847
3.75%, 09/12/2046	2,122,000	1,885,759
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	1,010,000	1,000,744
4.63%, 03/01/2034	875,000	836,547
Western Gas Partners, LP 5.38%, 06/01/2021	1,956,000	2,017,166
Williams Cos., Inc.
3.70%, 01/15/2023	540,000	529,940
5.40%, 03/04/2044	814,000	783,169
7.88%, 09/01/2021	796,000	876,447

		102,046,951

Pharmaceuticals - 0.8%
Bayer US Finance II LLC 4.40%, 07/15/2044 (A)	7,736,000	6,588,799
Bayer US Finance LLC 3.00%, 10/08/2021 (A)	4,548,000	4,444,863
Perrigo Finance Unlimited Co. 4.38%, 03/15/2026	4,382,000	4,233,509
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	7,919,000	7,176,408

		22,443,579

Road & Rail - 0.1%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	269,000	262,964
3.75%, 04/01/2024	2,294,000	2,299,425
Hertz Corp. 5.50%, 10/15/2024 (A) (E)	1,065,000	817,388

		3,379,777

Semiconductors & Semiconductor Equipment - 0.6%
Intel Corp. 2.88%, 05/11/2024	7,326,000	7,044,497
KLA-Tencor Corp.
4.13%, 11/01/2021	695,000	701,458
4.65%, 11/01/2024	3,250,000	3,314,515
QUALCOMM, Inc. 3.25%, 05/20/2027	8,233,000	7,613,839

		18,674,309

Software - 0.3%
Microsoft Corp. 3.30%, 02/06/2027	8,535,000	8,280,971

Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc.
2.40%, 05/03/2023	3,105,000	2,963,474
2.85%, 02/23/2023	8,123,000	7,914,432
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (A)	6,905,000	7,155,299
Seagate HDD Cayman 4.88%, 06/01/2027	4,688,000	4,143,434

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp. 4.75%, 02/15/2026	$ 6,380,000	$ 5,893,525

		28,070,164

Tobacco - 0.4%
BAT Capital Corp. 3.56%, 08/15/2027 (A)	8,353,000	7,641,331
Reynolds American, Inc. 8.13%, 06/23/2019	2,315,000	2,386,540
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	1,745,000	1,798,925

		11,826,796

Trading Companies & Distributors - 0.6%
Air Lease Corp. 3.50%, 01/15/2022	8,356,000	8,261,995
International Lease Finance Corp. 8.25%, 12/15/2020	9,599,000	10,410,382

		18,672,377

Wireless Telecommunication Services - 1.1%
America Movil SAB de CV
3.13%, 07/16/2022	4,075,000	3,973,239
4.38%, 07/16/2042 (E)	2,600,000	2,402,361
Crown Castle Towers LLC
3.22%, 05/15/2042 (A)	13,442,000	13,237,682
3.72%, 07/15/2043 (A)	3,680,000	3,668,555
Sprint Communications, Inc. 9.00%, 11/15/2018 (A)	4,891,000	4,900,782
Sprint Corp.
7.25%, 09/15/2021	1,520,000	1,588,400
7.88%, 09/15/2023	1,290,000	1,377,075

		31,148,094

Total Corporate Debt Securities (Cost $1,189,191,510)		1,142,381,868

FOREIGN GOVERNMENT OBLIGATIONS - 1.3%
Brazil - 0.1%
Brazil Government International Bond 4.25%, 01/07/2025 (E)	1,440,000	1,390,118

Colombia - 0.3%
Colombia Government International Bond
4.00%, 02/26/2024	810,000	799,875
4.50%, 01/28/2026	7,375,000	7,375,000

		8,174,875

Indonesia - 0.2%
Indonesia Government International Bond
4.75%, 01/08/2026 (A)	4,560,000	4,506,634
5.38%, 10/17/2023 (A)	2,500,000	2,582,903

		7,089,537

Mexico - 0.2%
Mexico Government International Bond 3.75%, 01/11/2028 (E)	6,720,000	6,189,186

Panama - 0.1%
Panama Government International Bond 3.88%, 03/17/2028	2,135,000	2,050,689

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Peru - 0.0% (F)
Peru Government International Bond 7.35%, 07/21/2025	$ 1,010,000	$ 1,217,050

Poland - 0.1%
Republic of Poland Government International Bond 3.00%, 03/17/2023	1,920,000	1,870,022

Qatar - 0.0% (F)
Qatar Government International Bond 3.88%, 04/23/2023 (A)	913,000	915,009

Republic of Korea - 0.2%
Korea Development Bank 3.00%, 03/17/2019	5,200,000	5,200,384

Saudi Arabia - 0.1%
Saudi Government International Bond 2.38%, 10/26/2021 (A)	4,475,000	4,274,431

Total Foreign Government Obligations (Cost $40,000,914)		38,371,301

MORTGAGE-BACKED SECURITIES - 10.6%
Alternative Loan Trust
Series 2005-36, Class 2A1A,
1-Month LIBOR + 0.31%, 2.59% (B), 08/25/2035	744,995	652,136
Series 2005-50CB, Class 1A1,
5.50%, 11/25/2035	1,216,565	1,136,637
Series 2005-51, Class 3A3A,
1-Month LIBOR + 0.32%, 2.60% (B), 11/20/2035	696,915	654,494
Series 2007-22, Class 2A16,
6.50%, 09/25/2037	5,983,683	4,122,848
Series 2007-5CB, Class 1A31,
5.50%, 04/25/2037	1,158,046	925,636
Aventura Mall Trust Series 2013-AVM, Class A, 3.74% (B), 12/05/2032 (A)	7,050,000	7,129,010
Banc of America Funding Trust Series 2005-E, Class 4A1, 4.31% (B), 03/20/2035	47,377	47,894
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (A)	15,060,000	14,756,223
Series 2012-TFT, Class C,
3.47% (B), 06/05/2030 (A)	7,195,000	6,966,707
BBCMS Trust
Series 2013-TYSN, Class B,
4.04%, 09/05/2032 (A)	2,530,000	2,547,983
Series 2015-MSQ, Class B,
3.89%, 09/15/2032 (A)	1,100,000	1,093,318
BCAP LLC Trust
Series 2009-RR6, Class 2A1,
4.14% (B), 08/26/2035 (A)	17,807	17,760
Series 2011-R11, Class 23A1,
4.21% (B), 06/26/2035 (A)	244,251	246,520
Bear Stearns Alt-A Trust Series 2004-11, Class 2A2, 4.67% (B), 11/25/2034	46,909	46,475

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Caesars Palace Las Vegas Trust Series 2017-VICI, Class A, 3.53%, 10/15/2034 (A)	$ 13,430,000	$ 13,400,253
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class B, 3.58% (B), 03/13/2035 (A)	6,250,000	6,172,495
CHL Mortgage Pass-Through Trust
Series 2003-60, Class 1A1,
3.65% (B), 02/25/2034	42,750	42,956
Series 2005-3, Class 1A2,
1-Month LIBOR + 0.58%, 2.86% (B), 04/25/2035	142,987	139,231
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	1,269,581	1,273,486
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	2,065,000	2,096,126
Citigroup Mortgage Loan Trust
Series 2015-A, Class A1,
3.50% (B), 06/25/2058 (A)	3,702,550	3,660,135
Series 2015-PS1, Class A1,
3.75% (B), 09/25/2042 (A)	1,473,285	1,468,551
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	825,337	829,620
Series 2018-RP1, Class A1,
3.00% (B), 09/25/2064 (A)	11,748,922	11,471,878
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (B), 08/10/2050	565,000	586,311
Series 2013-GAM, Class A1,
1.71%, 02/10/2028 (A)	856,989	840,703
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (A)	4,005,000	3,950,934
Series 2013-WWP, Class A2,
3.42%, 03/10/2031 (A)	2,760,000	2,761,558
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (A)	2,400,000	2,433,424
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	4,680,000	4,728,395
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (A)	25,340,000	24,407,042
Series 2016-GCT, Class C,
3.46% (B), 08/10/2029 (A)	4,900,000	4,819,085
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (A)	7,035,000	6,749,663
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (A)	9,280,000	9,151,361
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 3.79% (B), 08/26/2036 (A)	888,229	890,750
CSMC Trust
Series 2009-14R, Class 2A1,
5.00%, 06/26/2037 (A)	13,479	13,467

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust (continued)
Series 2014-11R, Class 17A1,
1-Month LIBOR + 0.15%, 2.37% (B), 12/27/2036 (A)	$ 1,480,222	$ 1,409,597
Series 2014-4R, Class 21A1,
1-Month LIBOR + 0.33%, 2.88% (B), 12/27/2035 (A)	3,806,125	3,769,833
GMACM Mortgage Loan Trust
Series 2003-AR2, Class 1A1,
3.70% (B), 12/19/2033	18,602	17,753
Series 2005-AR1, Class 3A,
4.05% (B), 03/18/2035	27,617	27,903
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (B), 12/10/2027 (A)	3,320,000	3,272,117
GS Mortgage Securities Corp. Trust Series 2012-SHOP, Class C, 3.63%, 06/05/2031 (A)	3,235,000	3,232,363
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (B), 04/10/2031 (A)	4,664,567	4,574,789
HarborView Mortgage Loan Trust Series 2004-4, Class 2A, 1-Month LIBOR + 0.56%, 2.84% (B), 06/19/2034	345,006	333,550
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (A)	4,498,000	4,275,516
Impac CMB Trust
Series 2003-8, Class 1A1,
1-Month LIBOR + 0.68%, 2.96% (B), 10/25/2033	112,182	111,131
Series 2004-6, Class 1A1,
1-Month LIBOR + 0.80%, 3.08% (B), 10/25/2034	22,926	22,488
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.81% (B), 08/25/2037	464,747	401,973
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (A)	6,825,463	6,814,617
Series 2014-DSTY, Class B,
3.77%, 06/10/2027 (A)	4,800,000	4,737,223
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
4.01% (B), 02/25/2034	47,855	47,839
Series 2006-A2, Class 5A1,
4.24% (B), 11/25/2033	34,785	35,850
Series 2006-S3, Class 1A12,
6.50%, 08/25/2036	239,593	180,172
MASTR Adjustable Rate Mortgages Trust Series 2007-R5, Class A1, 4.23% (B), 11/25/2035 (A)	367,964	299,110
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1,
1-Month LIBOR + 0.64%, 2.92% (B), 10/25/2028	22,176	21,949

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust (continued)
Series 2004-A1, Class 2A1,
4.06% (B), 02/25/2034	$ 140,915	$ 141,515
Series 2005-A3, Class A1,
1-Month LIBOR + 0.27%, 2.55% (B), 04/25/2035	14,571	14,505
Series 2005-A4, Class 2A2,
4.06% (B), 07/25/2035	119,964	116,653
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (B), 04/25/2057 (A)	1,323,893	1,292,280
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class AS,
3.48%, 11/15/2045	1,800,000	1,780,440
Series 2013-C11, Class B,
4.36% (B), 08/15/2046	1,035,000	1,038,004
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (A)	13,507,000	13,029,668
Morgan Stanley Re-REMIC Trust
Series 2009-R3, Class 1A,
5.50% (B), 10/26/2035 (A)	35,493	35,851
Series 2012-R3, Class 1A,
3.28% (B), 11/26/2036 (A)	97,542	96,656
Morgan Stanley Resecuritization Trust
Series 2014-R3, Class 2A,
3.00% (B), 07/26/2048 (A)	4,722,844	4,545,588
Series 2014-R4, Class 4A,
4.34% (B), 11/21/2035 (A)	711,426	715,389
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 3.68% (B), 08/15/2034 (A)	20,460,079	20,447,060
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (B), 12/25/2052 (A)	2,345,424	2,344,144
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (B), 01/25/2054 (A)	887,101	882,932
Series 2014-2A, Class A3,
3.75% (B), 05/25/2054 (A)	690,581	687,887
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (A)	2,269,743	2,257,949
Series 2015-2A, Class A1,
3.75% (B), 08/25/2055 (A)	3,186,859	3,167,148
Series 2016-1A, Class A1,
3.75% (B), 03/25/2056 (A)	2,389,562	2,380,920
Series 2016-2A, Class A1,
3.75% (B), 11/26/2035 (A)	2,889,169	2,875,432
Series 2016-3A, Class A1B,
3.25% (B), 09/25/2056 (A)	4,043,035	3,963,358
Series 2017-1A, Class A1,
4.00% (B), 02/25/2057 (A)	12,284,162	12,309,734
Series 2017-2A, Class A3,
4.00% (B), 03/25/2057 (A)	2,096,551	2,104,508
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	16,323,962	16,356,985

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2017-4A, Class A1,
4.00% (B), 05/25/2057 (A)	$ 4,640,478	$ 4,643,853
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (A)	10,807,000	10,736,042
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (A)	6,500,000	6,330,211
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1, 1-Month LIBOR + 0.58%, 2.86% (B), 05/25/2035	1,618,380	1,610,404
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (B), 01/11/2037 (A)	4,200,000	3,935,858
RALI Trust
Series 2007-QO1, Class A1,
1-Month LIBOR + 0.15%, 2.43% (B), 02/25/2047	357,823	350,187
Series 2007-QO4, Class A1A,
1-Month LIBOR + 0.19%, 2.47% (B), 05/25/2047	678,177	665,987
RBSSP Resecuritization Trust
Series 2009-6, Class 2A1,
1-Month LIBOR + 0.15%, 3.69% (B), 01/26/2036 (A)	236,927	239,022
Series 2009-7, Class 5A4,
1-Month LIBOR + 0.40%, 2.62% (B), 06/26/2037 (A)	353,845	351,983
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 1A1,
4.11% (B), 07/25/2035	373,140	306,764
Series 2007-3, Class 3A1,
3.88% (B), 04/25/2047	1,000,216	773,876
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1-Month LIBOR + 0.70%, 2.98% (B), 01/19/2034	30,206	29,502
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	6,983,000	6,917,451
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class C, 1-Month LIBOR + 2.50%, 4.78% (B), 06/15/2029 (A)	3,245,000	3,246,960
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR8, Class 2A1A,
1-Month LIBOR + 0.58%, 2.86% (B), 07/25/2045	38,296	38,150
Series 2007-OA6, Class 1A1B,
12-MTA + 0.81%, 2.56% (B), 07/25/2047	447,525	151,119
Wells Fargo Commercial Mortgage Trust Series 2015-C26, Class B, 3.78%, 02/15/2048	3,000,000	2,908,018

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust Series 2003-N, Class 1A2, 3.95% (B), 12/25/2033	$ 395,651	$ 404,316

Total Mortgage-Backed Securities (Cost $320,118,924)		312,041,147

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.7%
California - 0.6%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	340,000	449,834
State of California, General Obligation Unlimited
7.30%, 10/01/2039	2,760,000	3,750,398
7.60%, 11/01/2040	4,320,000	6,236,482
7.70%, 11/01/2030	1,650,000	1,793,500
7.95%, 03/01/2036	5,350,000	5,667,843
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	315,000	307,327

		18,205,384

Georgia - 0.0% (F)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	295,000	319,258

New Jersey - 0.0% (F)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	431,000	600,805

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	355,000	455,962
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	340,000	423,681
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	330,000	379,751
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	570,000	620,998

		1,880,392

Total Municipal Government Obligations (Cost $22,387,705)		21,005,839

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.9%
Federal Home Loan Mortgage Corp.
12-Month LIBOR + 1.66%, 3.44% (B), 01/01/2038	119,681	124,817
12-Month LIBOR + 1.75%, 3.50% (B), 12/01/2034	13,268	13,878

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
6-Month LIBOR + 1.36%, 3.81% (B), 05/01/2037	$ 34,775	$ 35,636
12-Month LIBOR + 1.90%, 3.89% (B), 02/01/2041	263,091	274,716
6-Month LIBOR + 1.57%, 4.07% (B), 02/01/2037 - 04/01/2037	61,615	63,630
6-Month LIBOR + 2.12%, 4.18% (B), 05/01/2037	10,751	11,258
12-Month LIBOR + 1.73%, 4.48% (B), 09/01/2035	421,279	440,317
12-Month LIBOR + 1.79%, 4.54% (B), 09/01/2037	17,485	18,324
5.00%, 08/01/2035 - 12/01/2035	2,010,693	2,126,724
5.50%, 11/01/2038 - 06/01/2041	1,332,118	1,435,362
6.00%, 05/01/2031	344,108	378,695
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.89%, 06/25/2027	26,365,775	25,644,483
3.06% (B), 08/25/2024	26,490,000	26,014,949
3.17%, 10/25/2024	2,140,000	2,107,538
3.49%, 01/25/2024	9,965,000	10,018,032
3.53% (B), 07/25/2023	8,335,000	8,383,152
Federal National Mortgage Association
2.50%, TBA (C)	26,084,000	24,965,200
3.00%, TBA (C)	183,747,000	175,895,633
6-Month LIBOR + 0.96%, 3.46% (B), 08/01/2037	4,967	5,031
3.50%, 07/01/2028 - 01/01/2029	2,987,657	2,994,855
3.50%, TBA (C)	123,072,000	120,220,023
12-Month LIBOR + 1.75%, 3.73% (B), 03/01/2041	188,553	196,231
12-Month LIBOR + 1.82%, 3.84% (B), 03/01/2041	70,400	73,921
6-Month LIBOR + 1.51%, 3.97% (B), 01/01/2035	12,824	13,234
4.00%, 06/01/2042	1,059,590	1,067,640
4.00%, TBA (C)	36,809,000	36,807,561
6-Month LIBOR + 1.53%, 4.03% (B), 08/01/2034	4,659	4,785
12-Month LIBOR + 1.73%, 4.32% (B), 08/01/2035	38,292	40,167
4.50%, 02/01/2025 - 06/01/2026	1,516,867	1,555,885
5.00%, 04/01/2039 - 11/01/2039	13,862,261	14,669,349
5.00%, TBA (C)	15,542,000	16,215,771
5.50%, 04/01/2036 - 12/01/2041	6,477,472	7,046,866
6.00%, 02/01/2034 - 06/01/2041	13,706,946	14,979,031
6.50%, 06/01/2038 - 05/01/2040	2,104,294	2,348,665
Government National Mortgage Association, Interest Only STRIPS 0.78% (B), 02/16/2053	6,122,372	293,028

Total U.S. Government Agency Obligations (Cost $500,425,760)		496,484,387

U.S. GOVERNMENT OBLIGATIONS - 20.9%
U.S. Treasury - 18.5%
U.S. Treasury Bond
2.25%, 08/15/2046	17,659,000	13,991,308

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
2.50%, 02/15/2045 - 05/15/2046	$ 51,622,200	$ 43,391,991
2.75%, 08/15/2042 - 11/15/2047	43,739,400	38,788,269
2.88%, 08/15/2045	16,537,000	14,997,638
3.00%, 05/15/2042	9,875,000	9,255,498
3.13%, 02/15/2042 - 05/15/2048	25,862,800	24,786,688
3.50%, 02/15/2039	7,016,100	7,205,754
3.63%, 02/15/2044	42,584,600	44,201,484
4.50%, 02/15/2036	36,817,200	42,870,465
4.75%, 02/15/2037	24,549,000	29,556,613
5.25%, 02/15/2029	23,701,100	27,989,518
U.S. Treasury Note
1.00%, 11/30/2019	30,465,800	29,906,467
1.50%, 08/15/2026	25,585,000	22,751,661
1.63%, 03/31/2019 - 05/15/2026	64,480,200	62,317,493
2.00%, 02/15/2025	4,970,900	4,669,539
2.25%, 11/15/2027	30,482,400	28,345,060
2.50%, 08/15/2023	15,847,000	15,502,823
2.88%, 09/30/2023 (E)	18,327,000	18,231,786
2.88%, 05/15/2028 - 08/15/2028	67,885,800	66,304,903

		545,064,958

U.S. Treasury Inflation-Protected Securities - 2.4%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	9,515,466	10,026,550
2.50%, 01/15/2029	21,932,438	24,772,803
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	36,755,884	35,983,179

		70,782,532

Total U.S. Government Obligations (Cost $645,100,332)		615,847,490

	Shares	Value
PREFERRED STOCKS - 0.1%
Banks - 0.1%
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 8.89% (B)	60,502	1,601,488
CoBank ACB, Series F, Fixed until 10/01/2022, 6.25% (B) (G) (H) (I)	6,000	618,000

		2,219,488

Capital Markets - 0.0% (F)
State Street Corp., Series D, Fixed until 03/15/2024, 5.90% (B)	23,039	599,935

Electric Utilities - 0.0% (F)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (B)	7,998	200,990

Total Preferred Stocks (Cost $3,059,635)		3,020,413

	Principal	Value
COMMERCIAL PAPER - 11.1%
Banks - 1.4%
Bedford Row Funding Corp. 2.29% (J), 11/27/2018	$ 12,371,000	$ 12,350,897
Sumitomo Mitsui Banking Corp. 2.28% (J), 12/17/2018	30,000,000	29,914,133

		42,265,030

Capital Markets - 0.6%
Cedar Springs Capital Co. LLC 2.35% (J), 12/07/2018	18,000,000	17,958,600

Commercial Services & Supplies - 0.7%
Charta LLC 2.30% (J), 11/16/2018	20,000,000	19,981,250

Diversified Financial Services - 6.6%
Atlantic Asset Securitization LLC
2.29% (J), 11/09/2018	5,000,000	4,997,500
2.40% (J), 12/17/2018	21,000,000	20,936,942
Barton Capital Corp. 2.32% (J), 12/11/2018	28,000,000	27,929,378
Cafco LLC 2.33% (J), 12/17/2018	30,000,000	29,912,600
Fairway Finance Corp. 2.30% (J), 12/17/2018	13,000,000	12,962,459
Gotham Funding Corp. 2.29% (J), 11/05/2018	30,000,000	29,992,500
Le Fayette Asset Securitization LLC 2.45% (J), 01/03/2019	30,000,000	29,874,000
Liberty Funding LLC 2.33% (J), 12/11/2018	25,629,000	25,564,073
Nieuw Amsterdam Receivables Corp. 2.60% (J), 01/22/2019	11,000,000	10,936,108

		193,105,560

Energy Equipment & Services - 0.8%
Schlumberger Investment SA 2.43% (J), 01/03/2019	25,000,000	24,895,875

Software - 1.0%
Manhattan Asset Funding 2.25% (J), 11/16/2018	30,000,000	29,972,375

Total Commercial Paper (Cost $328,178,690)		328,178,690

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 2.2%
U.S. Treasury Bill 2.21% (J), 01/03/2019	65,000,000	64,753,062

Total Short-Term U.S. Government Obligation (Cost $64,753,062)		64,753,062

	Shares	Value
OTHER INVESTMENT COMPANY - 1.3%
Securities Lending Collateral - 1.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (J)	37,846,743	37,846,743

Total Other Investment Company (Cost $37,846,743)		37,846,743

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

Principal	Value
REPURCHASE AGREEMENT - 0.3%

Fixed Income Clearing Corp.,
1.25% (J), dated 10/31/2018, to be repurchased at $9,309,336 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $9,498,155.

$ 9,309,013	$ 9,309,013

Total Repurchase Agreement (Cost $9,309,013)	9,309,013

Total Investments (Cost $3,445,211,593)	3,350,419,618
Net Other Assets (Liabilities) - (13.7)%	(404,864,365)

Net Assets - 100.0%	$ 2,945,555,253

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (L)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$281,179,665	$—	$281,179,665
Corporate Debt Securities	—	1,142,381,868	—	1,142,381,868
Foreign Government Obligations	—	38,371,301	—	38,371,301
Mortgage-Backed Securities	—	312,041,147	—	312,041,147
Municipal Government Obligations	—	21,005,839	—	21,005,839
U.S. Government Agency Obligations	—	496,484,387	—	496,484,387
U.S. Government Obligations	—	615,847,490	—	615,847,490
Preferred Stocks	2,402,413	—	618,000	3,020,413
Commercial Paper	—	328,178,690	—	328,178,690
Short-Term U.S. Government Obligations	—	64,753,062	—	64,753,062
Other Investment Company	37,846,743	—	—	37,846,743
Repurchase Agreement	—	9,309,013	—	9,309,013

Total Investments	$40,249,156	$3,309,552,462	$618,000	$3,350,419,618

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Preferred Stocks (I)	$618,000	$—	$—	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $820,877,374, representing 27.9% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2018. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $37,061,855. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2018, the value of the security is $618,000, representing less than 0.1% of the Fund’s net assets.
(H)	Security is Level 3 of the fair value hierarchy.
(I)	Transferred from Level 1 to 3 due to the use of a valuation technique which utilizes significant unobservable inputs due to the unavailability of quoted market prices in active markets.
(J)	Rates disclosed reflect the yields at October 31, 2018.
(K)	The Fund recognizes transfers in and out of Level 3 as of October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

(unaudited)

MARKET ENVIRONMENT

December of 2017 concluded with the passage of the Tax Cuts and Jobs Act (“Act”) which resulted in the largest month of issuance in municipal market history. The Act in its finalized form repealed municipalities’ capabilities of issuing advance refunding bonds and capped the state and local tax (“SALT”) deduction at $10,000. While previous versions of the Act threatened to repeal the tax exemption of Private Activity Bonds (“PABs”), that provision did not make it into the final bill. Even though the Act had not been signed into law yet, the impact on the municipal market was significant. Issuers rushed to market fearing that they would be shut out in 2018 should the original House version be enacted into law. When the dust finally settled, PABs were sparred, and advanced refundings were the only form of issuance to get repealed in the Act.

The increase of municipal supply in December of 2017 was easily absorbed as many market participants feared that the Act would cause 2018 municipal supply to decrease; as a result, the Bloomberg Barclays Municipal Bond Index closed out 2017 with a 1.05% return in December. The anticipated reduction in supply and repeal of the SALT deduction created a favorable technical environment for municipal investors heading into 2018, however, federal tax reform, which reduced corporate tax rates from 35% to 21%, caused widespread selling amongst banks and insurance companies as demand waned.

The initial shock to the market in 2018 pushed the Bloomberg Barclays Municipal Bond Index lower but the muni market recovered in the summer months as strong market technicals took hold. Demand for municipals was strong due to heavy maturities, calls, and coupon payments, while supply remained subdued. Favorable market conditions quickly evaporated, mutual fund outflows accelerated, and interest rates across the globe rose materially in the latter part of the fiscal year. The end result left the Bloomberg Barclays Municipal Bond Index -1.01% lower on a year-to-date basis through the end of October.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Intermediate Muni (Class A) returned -0.73%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays Muni Managed Money Intermediate Index, returned -1.17%.

STRATEGY REVIEW

We were positioned longer than benchmark, as measured by duration, for much of the period; however, we also overweighted ultra-short duration securities, which helped to counter-balance the underperformance seen in the long end as rates rose in 2018. Though, on average, the Fund’s duration has remained longer than the benchmark, we selectively repositioned some exposures throughout the period from the seven to eight year duration range into shorter two to three year and five to six year durations.

We maintained our exposure to high quality paper as evidenced by the average A- rating of underlying holdings. Our allocation across the credit spectrum had a significantly positive effect on performance. The largest detractor to relative performance was our overweight exposure to A rated bonds. Relative to the benchmark, we were underweight both AAA and AA rated credits, which was additive to active returns. We were overweight to BBB, BB and non-rated credits, and all of these overweights contributed positively to performance.

The housing sector was the top-detracting sector to performance, and we were overweight the sector relative to benchmark. We have continued to believe there is value in the housing sector, and there has been an increase in issuance by housing authorities recently.

Our overweight exposure to insured bonds contributed to relative performance. The fund’s overweight exposure to and selection of Illinois credits contributed to performance during this time period. As credit pressures for certain states like Illinois have continued to mount, we have continued to believe we can find value in investing in strong local governments within troubled states by capitalizing on headline risk and state taint.

One of our main focuses has been, and will likely continue to be on active management through opportunistic trade execution. We have been able to take advantage of certain market dislocations and inefficiencies by taking advantage on both the buy and sale side of the market.

Matthew Dalton

Brian Steeves

Co-Portfolio Managers

Belle Haven Investments LP

Fund Characteristics	Years
Average Maturity §	7.22
Duration †	5.80

Credit Quality ‡	Percentage of Net Assets
AAA	9.8%
AA	57.7
A	10.6
BBB	7.6
BB	1.3
B	0.5
CCC and Below	0.0 *
Not Rated	11.8
Net Other Assets (Liabilities)	0.7
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(3.93)%	3.14%	3.62%	10/31/2012
Class A (NAV)	(0.73)%	3.83%	4.19%	10/31/2012
Bloomberg Barclays Muni Managed Money Intermediate Index (A)	(1.17)%	2.51%	1.93%
Class C (POP)	(2.40)%	3.19%	3.56%	10/31/2012
Class C (NAV)	(1.43)%	3.19%	3.56%	10/31/2012
Class I (NAV)	(0.71)%	3.94%	4.30%	10/31/2012
Class I2 (NAV)	(0.60)%	N/A	(0.15)%	09/30/2016
Class T1 (POP)	(3.32)%	N/A	0.46%	03/17/2017
Class T1 (NAV)	(0.86)%	N/A	2.01%	03/17/2017
Advisor Class (NAV)	(0.73)%	N/A	2.76%	12/16/2016

(A) The Bloomberg Barclays Muni Managed Money Intermediate Index is comprised of tax-exempt bonds with maturities ranging from 1 to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody’s, S&P and Fitch.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Municipal bond prices can rise or fall depending on interest rates. Interest rates may go up, causing the value of the Fund’s investments to decline. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 95.3%
Alabama - 0.2%
Bessemer Governmental Utility Services Corp., Revenue Bonds, BAM, 5.00%, 06/01/2029	$ 2,210,000	$ 2,497,101
Harvest-Monrovia Water Sewer & Fire Protection Authority, Inc., Revenue Bonds, AGM, 4.00%, 04/01/2025	70,000	74,745
Marshall County Board of Education, Special Tax, AGM, 4.00%, 03/01/2032	380,000	392,175
Stevenson Utilities Board, Revenue Bonds, AGC, 4.90%, 05/01/2031	375,000	379,421

		3,343,442

Alaska - 0.1%
Alaska Housing Finance Corp., Revenue Bonds, Series D, 5.00%, 12/01/2025	1,425,000	1,602,526
State of Alaska International Airports System, Revenue Bonds, Series A, 5.00%, 10/01/2031	65,000	72,803

		1,675,329

Arizona - 1.7%
Arizona Board of Regents, Certificate of Participation, Series A, 5.00%, 06/01/2019	150,000	152,503
Arizona Industrial Development Authority, Revenue Bonds
5.25%, 07/01/2022 (A)	1,400,000	1,377,544
Series A,
5.00%, 03/01/2037	830,000	902,783
BluePath Trust, Revenue Bonds, 2.75%, 09/01/2026 (A) (B) (C)	5,184,739	5,022,302
County of Pima, Certificate of Participation, 5.00%, 12/01/2026	35,000	38,727
County of Pima Sewer System Revenue, Revenue Bonds, Series A, 5.00%, 07/01/2019	25,000	25,498
County of Santa Cruz, Revenue Bonds, AGM, 4.00%, 07/01/2026	140,000	149,968
Eastmark Community Facilities District #1, General Obligation Unlimited, BAM, 5.00%, 07/15/2038 (D)	500,000	534,085
Glendale Industrial Development Authority, Revenue Bonds, 5.00%, 07/01/2038	250,000	256,165

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Arizona (continued)
Goodyear McDowell Road Commercial Corridor Improvement District, Special Assessment BAM,
2.85%, 01/01/2024	$ 295,000	$ 293,590
3.00%, 01/01/2025	1,525,000	1,518,153
Industrial Development Authority of the City of Phoenix, Revenue Bonds
2.95%, 07/01/2026	2,435,000	2,336,066
3.88%, 07/01/2021 (A)	145,000	144,359
5.00%, 07/01/2036	1,440,000	1,503,720
Series A,
4.00%, 07/01/2022 (A)	2,300,000	2,236,474
5.00%, 07/01/2043	500,000	536,820
Series B,
4.00%, 07/01/2022 (A)	1,625,000	1,580,117
Industrial Development Authority of the County of Pima, Revenue Bonds, Series R, 2.88%, 07/01/2021	70,000	69,829
La Paz County Industrial Development Authority, Revenue Bonds
4.90%, 06/15/2028 (A)	560,000	542,030
Series A,
5.00%, 02/15/2021 - 02/15/2026 (A)	1,960,000	2,102,193
Maricopa County Elementary School District No. 25, General Obligation Unlimited, Series A, BAM, 4.00%, 07/01/2024	135,000	144,596
Maricopa County Industrial Development Authority, Revenue Bonds, Series A, 5.00%, 01/01/2034	375,000	403,732
Maricopa County Pollution Control Corp., Revenue Bonds, Series A, 7.25%, 02/01/2040	200,000	202,540
Maricopa County Unified School District No. 89, General Obligation Limited, 5.00%, 07/01/2023	40,000	44,264
Pinal County Electrical District No. 4, Revenue Bonds, AGM, 5.00%, 12/01/2022	240,000	261,965
Tempe Industrial Development Authority, Revenue Bonds, Series B, 5.35%, 10/01/2025 (A)	1,575,000	1,609,382
Yuma County Elementary School District No. 1, General Obligation Unlimited, Series B, AGM, 5.00%, 07/01/2027	600,000	692,916

		24,682,321

Arkansas - 1.1%
Alma School District No. 30, General Obligation Limited, 3.38%, 08/01/2035	40,000	38,435

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Arkansas (continued)
Arkansas Development Finance Authority, Revenue Bonds, AMBAC, Zero Coupon, 07/01/2026	$ 105,000	$ 82,013
Little Rock School District, General Obligation Limited 3.00%, 02/01/2026 - 02/01/2030	16,320,000	15,995,856

		16,116,304

California - 8.4%
Acalanes Union High School District, General Obligation Unlimited, Series C, Zero Coupon, 08/01/2026	235,000	186,536
Alameda Corridor Transportation Authority, Revenue Bonds Series B, AGM, 4.00%, 10/01/2035 - 10/01/2037	3,115,000	3,158,237
Alisal Union School District, General Obligation Unlimited, Series A, BAM, Zero Coupon, 08/01/2033	125,000	69,344
Avalon Community Improvement Agency Successor Agency, Tax Allocation Series A, AGM, 5.00%, 09/01/2024 - 09/01/2026	1,310,000	1,518,097
Baldwin Park / Monrovia School Facilities Grant Financing Authority, Revenue Bonds AGM,
2.50%, 10/01/2025	115,000	114,564
3.00%, 10/01/2032 - 10/01/2033	300,000	282,109
4.00%, 10/01/2027	185,000	201,067
Beaumont Public Improvement Authority, Revenue Bonds Series A, AGM, 5.00%, 09/01/2037 - 09/01/2049	9,645,000	10,827,259
Calexico Financing Authority, Revenue Bonds, AGM, 4.00%, 04/01/2024	455,000	478,969
California Community College Financing Authority, Revenue Bonds, Series A, BAM, 2.50%, 06/01/2031	120,000	105,104
California Health Facilities Financing Authority, Revenue Bonds, Series B, 5.00%, 11/15/2031	125,000	142,829
California Municipal Finance Authority, Revenue Bonds
4.38%, 07/01/2025 (A) (C)	750,000	767,790
Series A,
4.50%, 06/01/2028 (A)	200,000	201,270
California School Finance Authority, Revenue Bonds, Series A, 4.00%, 08/01/2025 (A)	350,000	363,195

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California Statewide Communities Development Authority, Revenue Bonds
Fixed until 04/01/2020, 1.90% (E), 04/01/2028	$ 75,000	$ 74,213
Fixed until 12/01/2023, 2.63% (E), 11/01/2033	1,500,000	1,475,040
5.00%, 08/01/2034 - 08/01/2038	2,775,000	3,117,618
AGM,
5.00%, 10/01/2026	450,000	505,948
Series A,
3.00%, 11/01/2022 (A)	2,000,000	1,999,260
3.50%, 11/01/2027 (A)	2,630,000	2,613,931
5.00%, 12/01/2025 - 12/01/2029 (A)	775,000	834,687
Series B,
5.00%, 07/01/2030	445,000	489,825
Carson Redevelopment Agency Successor Agency, Tax Allocation, Series A, AMBAC, 4.75%, 01/01/2036	110,000	110,212
Chowchilla Elementary School District, General Obligation Unlimited, 5.00%, 08/01/2048	850,000	924,987
City of Irvine, Special Tax, AGM, 5.00%, 09/01/2051	4,750,000	5,206,095
City of Lathrop, Special Assessment
3.00%, 09/02/2020	140,000	140,308
4.00%, 09/02/2021 - 09/02/2022	265,000	273,098
City of San Francisco Public Utilities Commission Water Revenue, Revenue Bonds, Series B, 5.00%, 11/01/2037	75,000	83,134
Coachella Redevelopment Agency Successor Agency, Tax Allocation AGM,
5.00%, 09/01/2026	70,000	78,509
Series A, AGM,
4.00%, 09/01/2031 - 09/01/2032	1,060,000	1,098,792
5.00%, 09/01/2029 - 09/01/2030	1,295,000	1,448,591
Colton Joint Unified School District, General Obligation Unlimited BAM,
4.00%, 02/01/2033	55,000	56,851
5.00%, 02/01/2029	480,000	547,123
County of El Dorado, Special Tax BAM,
3.00%, 09/01/2025 - 09/01/2026	415,000	421,920
5.00%, 09/01/2021 - 09/01/2024	2,700,000	2,998,998
County of Santa Cruz, Certificate of Participation 4.00%, 08/01/2032 - 08/01/2033	580,000	602,434
Coyote Canyon Public Facilities Community Facilities District No. 2004-1, Special Tax Series A, AGM, 4.00%, 09/01/2029 - 09/01/2030	860,000	902,925
Davis Joint Unified School District, Certificate of Participation, BAM, 4.00%, 08/01/2024	95,000	102,002

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, Revenue Bonds
Series B,
3.00%, 12/01/2031	$ 5,490,000	$ 5,287,748
3.25%, 12/01/2036	5,400,000	5,108,940
Dry Creek Joint Elementary School District, Special Tax, AGM, 5.00%, 09/01/2024	140,000	160,265
Elk Grove Unified School District, Certificate of Participation BAM, 5.00%, 02/01/2027 - 02/01/2028	2,380,000	2,725,199
Etiwanda School District, Special Tax
Series 2,
2.00%, 09/01/2020	50,000	49,937
3.00%, 09/01/2021 - 09/01/2022	185,000	187,795
3.50%, 09/01/2023	75,000	77,405
Fairfield-Suisun Unified School District Public Financing Authority, Special Tax BAM, 2.25%, 08/15/2021 - 08/15/2023	6,195,000	6,189,556
Fresno Unified School District, General Obligation Unlimited, Series A, 5.00%, 08/01/2038	1,000,000	1,121,140
Golden State Tobacco Securitization Corp., Revenue Bonds
Series A-1,
5.00%, 06/01/2023 - 06/01/2047	15,895,000	15,843,741
5.25%, 06/01/2047	3,580,000	3,599,547
Series A-2,
5.00%, 06/01/2047	14,000,000	13,631,800
Hacienda La Puente Unified School District, Certificate of Participation, AGM, 5.00%, 06/01/2024	190,000	215,337
Kern Community College District, General Obligation Unlimited, 5.00%, 11/01/2018	100,000	100,000
Menifee Union School District Public Financing Authority, Special Tax
Series A,
4.00%, 09/01/2019	480,000	487,301
5.00%, 09/01/2023	425,000	469,383
Series A, BAM,
5.00%, 09/01/2029 - 09/01/2034	1,390,000	1,547,730
Oakdale Public Financing Authority, Special Tax, 2.63%, 09/01/2022	110,000	109,581
Peralta Community College District, General Obligation Unlimited Series D, 3.50%, 08/01/2032 - 08/01/2034	6,120,000	6,104,217

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Pittsburg Successor Agency Redevelopment Agency, Tax Allocation, Series A, AGM, 5.00%, 09/01/2022	$ 425,000	$ 466,012
Rio Elementary School District Community Facilities District, Special Tax BAM, 5.00%, 09/01/2029 - 09/01/2032	1,740,000	1,955,944
Riverside County Redevelopment Successor Agency, Tax Allocation, Series B, AGM, 5.00%, 10/01/2030	1,010,000	1,153,359
Riverside Redevelopment Agency Successor Agency, Tax Allocation, Series A, 5.00%, 09/01/2020	115,000	121,445
San Bernardino County Redevelopment Agency Successor Agency, Tax Allocation Series B, AGM, 5.00%, 09/01/2025 - 09/01/2028	835,000	938,248
San Diego Unified School District, General Obligation Unlimited, Series K-2, Zero Coupon, 07/01/2030	1,450,000	960,770
San Leandro Redevelopment Agency Successor Agency, Tax Allocation, 5.00%, 09/01/2027	100,000	111,870
Sanger Unified School District, Certificate of Participation, AGM, 3.13%, 06/01/2033	75,000	70,985
Santa Clarita Redevelopment Agency Successor Agency, Tax Allocation, AGM, 5.00%, 10/01/2023	685,000	763,042
Snowline Joint Unified School District, Special Tax, Series A, 3.00%, 09/01/2022	280,000	283,746
South Tahoe Redevelopment Agency, Special Tax, Series 1, 3.38%, 10/01/2021	110,000	111,201
State of California, General Obligation Unlimited, 4.00%, 08/01/2034	360,000	371,437
Stockton Public Financing Authority, Revenue Bonds, Series A, NATL, 5.00%, 10/01/2031	15,000	15,036
Stockton Public Financing Authority, Special Tax, Series A, BAM, 4.00%, 09/02/2030	1,310,000	1,381,133
Successor Agency to the Upland Community Redevelopment Agency, Tax Allocation, AGM, 5.00%, 09/01/2022	50,000	54,999

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Sutter Union High School District, General Obligation Unlimited, BAM, Zero Coupon, 08/01/2028	$ 200,000	$ 144,122
Tobacco Securitization Authority of Northern California, Revenue Bonds, Series A-1, 4.75%, 06/01/2023	25,000	25,131
Vacaville Unified School District, Certificate of Participation AGM, 4.00%, 12/01/2023 - 12/01/2024	355,000	383,072
Washington Township Health Care District, General Obligation Unlimited Series DT, 4.00%, 08/01/2034 - 08/01/2036	1,775,000	1,821,890
West Hill Community College District, General Obligation Unlimited, Series C, BAM, 5.00%, 08/01/2026	110,000	127,343
Whittier Union High School District, General Obligation Unlimited, Zero Coupon, 08/01/2026	950,000	758,907

		119,559,185

Colorado - 2.7%
BNC Metropolitan District No. 1, General Obligation Limited, Series A, BAM, 5.00%, 12/01/2032	360,000	395,806
Bradburn Metropolitan District No. 2, General Obligation Limited, Series A, 4.00%, 12/01/2028	500,000	483,840
Brighton Crossing Metropolitan District No. 4, General Obligation Limited, Series A, 5.00%, 12/01/2037	525,000	530,276
Bromley Park Metropolitan District No. 2, General Obligation Limited Series A, BAM, 5.00%, 12/01/2031 - 12/01/2032	460,000	512,989
Castle Oaks Metropolitan District No. 3, General Obligation Limited, 5.00%, 12/01/2037	1,500,000	1,469,235
Centerra Metropolitan District No. 1, Tax Allocation, 2.70%, 12/01/2019 (A) (B) (C)	493,000	493,552
City of Arvada, Certificate of Participation 4.00%, 12/01/2031 - 12/01/2034	1,935,000	1,989,057
Colorado Educational & Cultural Facilities Authority, Revenue Bonds
4.00%, 07/01/2019 - 08/01/2026	585,000	612,648
5.00%, 06/15/2029 - 08/01/2036	2,240,000	2,447,221
Series A,
5.00%, 06/01/2036	540,000	577,546

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Colorado Health Facilities Authority, Revenue Bonds
4.00%, 05/15/2029	$ 1,950,000	$ 2,029,813
5.00%, 06/01/2028 - 06/01/2030	2,500,000	2,750,750
Series A,
4.25%, 11/01/2024 05/11/2017	2,995,000	2,946,751
5.00%, 12/01/2033 - 01/01/2040	215,000	225,728
Series B,
3.13%, 05/15/2027	1,250,000	1,223,800
5.00%, 05/15/2021 - 05/15/2026	2,815,000	3,030,240
Colorado Housing & Finance Authority, Revenue Bonds GNMA,
3.38%, 11/01/2033	2,075,000	1,977,184
3.60%, 11/01/2038	2,710,000	2,551,031
Series C, GNMA,
2.75%, 05/01/2028	495,000	471,879
2.80%, 11/01/2028	1,175,000	1,115,615
Heather Gardens Metropolitan District, General Obligation Unlimited AGM, 4.00%, 12/01/2024 - 12/01/2032	2,370,000	2,563,024
North Park Metropolitan District No. 1, Revenue Bonds, Series A-2, 5.50%, 12/01/2034	1,000,000	997,840
Park Creek Metropolitan District, Tax Allocation NATL-IBC,
5.00%, 12/01/2045	1,220,000	1,293,773
Series A,
5.00%, 12/01/2032 - 12/01/2037	1,455,000	1,575,725
Sand Creek Metropolitan District, General Obligation Limited MAC, 4.00%, 12/01/2032 - 12/01/2034	1,475,000	1,575,998
Silver Peaks Metropolitan District No. 2, General Obligation Limited BAM, 5.00%, 12/01/2037 - 12/01/2042	1,620,000	1,731,563

		37,572,884

Connecticut - 2.2%
City of Bridgeport, General Obligation Unlimited, Series C, AGM, 5.00%, 08/15/2024	1,275,000	1,413,044
City of Hartford, General Obligation Unlimited
Series A, AGM,
5.00%, 07/01/2025 - 07/01/2032	525,000	579,800
Series A, BAM,
4.00%, 12/01/2027	515,000	538,886
5.00%, 12/01/2022 - 12/01/2026	12,040,000	13,368,051
Series A, BAM-TCRS,
5.00%, 04/01/2025	765,000	822,000
Series C, AGM,
5.00%, 07/15/2019 - 07/15/2023	1,195,000	1,307,022

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Connecticut (continued)
City of Hartford, General Obligation Unlimited (continued)
Series C, BAM,
5.00%, 08/15/2021	$ 300,000	$ 319,467
City of New Haven, General Obligation Unlimited
Series A,
5.50%, 08/01/2034 - 08/01/2038	2,120,000	2,290,236
Series B, BAM,
5.00%, 08/15/2025	40,000	45,244
Connecticut Housing Finance Authority, Revenue Bonds
Series 24,
3.80%, 06/15/2031	370,000	354,664
3.90%, 06/15/2033	405,000	390,096
Series A-1,
3.10%, 05/15/2028	2,015,000	1,988,745
Series A-4,
1.40%, 11/15/2019	200,000	198,754
Series B-1,
2.40%, 11/15/2026	90,000	86,543
Series B3,
2.40%, 05/15/2026	55,000	53,296
Connecticut State Health & Educational Facilities Authority, Revenue Bonds
Fixed until 03/01/2019, 1.65% (E), 11/15/2029	1,635,000	1,632,825
Series B, AGC,
5.50%, 07/01/2032	250,000	250,418
Series J,
5.00%, 07/01/2034	135,000	142,710
State of Connecticut, General Obligation Unlimited, Series B, 4.00%, 03/01/2029	25,000	25,457
State of Connecticut Special Tax Revenue, Revenue Bonds, Series A, 5.00%, 08/01/2022	60,000	64,996
Town of Hamden, General Obligation Unlimited BAM, 6.00%, 08/15/2033 - 08/15/2038	2,250,000	2,642,625
Town of Plymouth, General Obligation Unlimited, 4.00%, 07/15/2019	400,000	403,808
Town of Wilton, General Obligation Unlimited
3.13%, 03/01/2034	550,000	532,669
3.25%, 03/01/2035 - 03/01/2038	1,000,000	966,947
University of Connecticut, Revenue Bonds, Series A, 5.00%, 11/15/2023	25,000	25,708

		30,444,011

Delaware - 0.0% (F)
Delaware State Economic Development Authority, Revenue Bonds, 5.38%, 10/01/2045	55,000	57,057

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
District of Columbia - 0.4%
District of Columbia, Revenue Bonds
Series A,
4.13%, 07/01/2027	$ 1,000,000	$ 985,270
5.00%, 07/01/2032	1,500,000	1,531,635
Series B,
3.88%, 07/01/2024	1,500,000	1,489,020
Series C,
4.00%, 12/01/2021	25,000	26,318
District of Columbia Housing Finance Agency, Revenue Bonds, Series A, 3.70%, 09/01/2033	2,010,000	1,964,976
District of Columbia Water & Sewer Authority, Revenue Bonds, Series A, 5.00%, 10/01/2023	25,000	27,483
Metropolitan Washington Airports Authority, Revenue Bonds, Series A, 5.00%, 10/01/2020	25,000	26,280

		6,050,982

Florida - 3.5%
Cape Coral Health Facilities Authority, Revenue Bonds
4.00%, 07/01/2020 (A)	360,000	361,483
4.25%, 07/01/2021 (A)	435,000	439,128
Capital Trust Agency, Inc., Revenue Bonds
3.00%, 07/01/2019 (A)	180,000	180,385
3.50%, 07/01/2020 - 07/01/2022 (A)	1,885,000	1,895,248
Series A,
4.50%, 07/01/2034	2,170,000	2,148,235
City of Cape Coral Water & Sewer Revenue, Special Assessment AGM,
2.13%, 09/01/2022	100,000	96,090
2.75%, 09/01/2025 - 09/01/2026	775,000	743,251
City of Fernandina Beach Utility System Revenue, Revenue Bonds, Series A, 5.00%, 09/01/2019	45,000	46,075
City of Fort Myers, Revenue Bonds 4.00%, 12/01/2032 - 12/01/2034	935,000	952,630
City of Jacksonville, Revenue Bonds, Series C, 5.00%, 10/01/2031	175,000	190,461
City of Miami Gardens, General Obligation Unlimited, BAM-TCRS, 5.00%, 07/01/2031	2,230,000	2,454,539
City of North Port, Special Assessment, BAM, 5.00%, 07/01/2020	90,000	94,063
City of Orlando, Revenue Bonds
Series A, AGM,
5.00%, 11/01/2027 - 11/01/2029	4,105,000	4,666,029
Series B, AGM,
5.00%, 11/01/2025 - 11/01/2038	9,050,000	9,963,138

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
City of Pompano Beach, Revenue Bonds, 4.00%, 09/01/2020	$ 315,000	$ 323,508
City of Tallahassee, Revenue Bonds, 5.00%, 10/01/2023	55,000	60,419
City of Tampa, Revenue Bonds
5.00%, 07/01/2024	420,000	468,304
Series A,
5.00%, 11/15/2025	25,000	27,076
Columbia County School Board, Certificate of Participation, Series A, BAM, 5.00%, 07/01/2026	440,000	496,461
Escambia County School Board, Revenue Bonds, 4.00%, 09/01/2019	120,000	121,994
Florida Department of Environmental Protection, Revenue Bonds, Series A, 5.00%, 07/01/2022	55,000	60,167
Florida Department of Management Services, Certificate of Participation, Series A, 5.00%, 08/01/2019	35,000	35,435
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, 5.00%, 04/01/2035	1,050,000	1,130,713
Florida Housing Finance Corp., Revenue Bonds
Series 1, GNMA, FNMA, FHLMC,
2.20%, 01/01/2023	145,000	144,255
2.25%, 07/01/2023	120,000	119,314
2.30%, 01/01/2024	315,000	311,207
2.35%, 07/01/2024	500,000	492,410
2.45%, 01/01/2025	420,000	413,364
2.50%, 07/01/2025	490,000	480,523
2.65%, 01/01/2026	500,000	491,000
2.70%, 07/01/2026	245,000	239,666
2.75%, 01/01/2027	490,000	476,667
2.80%, 07/01/2027	495,000	479,744
2.85%, 01/01/2028	175,000	168,543
2.90%, 07/01/2028	495,000	475,141
3.75%, 07/01/2035	2,500,000	2,528,750
Series A, GNMA, FNMA, FHLMC,
2.25%, 07/01/2022	135,000	133,730
Manatee County School District, Revenue Bonds, AGM, 5.00%, 10/01/2021	50,000	53,945
Northern Palm Beach County Improvement District, Special Assessment, AGM, 5.00%, 08/01/2024	595,000	661,682
Orange County Health Facilities Authority, Revenue Bonds Series A, 5.00%, 10/01/2033 - 10/01/2034	8,190,000	8,940,477

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
Orange County Housing Finance Authority, Revenue Bonds
Series A, GNMA, FNMA, FHLMC,
1.55%, 03/01/2019	$ 70,000	$ 69,889
1.65%, 09/01/2019	75,000	74,797
3.15%, 09/01/2032	495,000	466,745
Peace River Manasota Regional Water Supply Authority, Revenue Bonds, 5.00%, 10/01/2019	100,000	102,711
St. Johns County Industrial Development Authority, Revenue Bonds, Series A, Fixed until 08/01/2024, 4.13% (E), 08/01/2047	1,000,000	982,130
Tradition Community Development District No. 1, Special Assessment, AGM, 4.00%, 05/01/2023	275,000	290,642
Village Community Development District No. 12, Special Assessment
3.25%, 05/01/2023 (A)	300,000	299,502
3.25%, 05/01/2026	2,510,000	2,454,328
Volusia County School Board, Certificate of Participation Series A, BAM, 5.00%, 08/01/2027 - 08/01/2028	655,000	734,047
Walton County District School Board, Certificate of Participation, AGM, 5.00%, 07/01/2026	445,000	497,381

		49,537,422

Georgia - 0.4%
City of East Point, Tax Allocation, 3.00%, 08/01/2022	1,000,000	1,019,920
Cobb County Kennestone Hospital Authority, Revenue Bonds, 5.00%, 04/01/2019	150,000	151,954
Georgia Housing & Finance Authority, Revenue Bonds
Series A-1,
3.20%, 12/01/2036	690,000	641,341
3.25%, 12/01/2037	1,320,000	1,218,690
Series B,
3.40%, 12/01/2037	2,345,000	2,161,363
Series C,
2.85%, 06/01/2028 - 12/01/2028	825,000	790,046
Valdosta Housing Authority, Revenue Bonds, XLCA, 4.50%, 08/01/2029	200,000	200,416

		6,183,730

Guam - 0.1%
Guam Government Waterworks Authority, Revenue Bonds 5.00%, 07/01/2019 - 07/01/2031	665,000	711,428
Guam Power Authority, Revenue Bonds
Series A,
5.00%, 10/01/2034	50,000	51,702

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Guam (continued)
Guam Power Authority, Revenue Bonds (continued)
Series A, AGM,
5.00%, 10/01/2026	$ 175,000	$ 188,501

		951,631

Idaho - 0.4%
County of Nez Perce, Revenue Bonds, 2.75%, 10/01/2024	4,500,000	4,381,200
Idaho Housing & Finance Association, Revenue Bonds
Series A,
4.00%, 07/01/202608/04/2016	370,000	374,374
4.63%, 07/01/2029 (A)	185,000	179,979
Series A-1, Class I,
2.75%, 07/01/2031	540,000	498,841

		5,434,394

Illinois - 15.1%
Adams County School District No. 172, General Obligation Unlimited AGM,
3.00%, 02/01/2033	300,000	262,131
4.00%, 02/01/2032 - 02/01/2035	3,250,000	3,259,459
5.00%, 02/01/2029	1,345,000	1,470,381
Boone & Winnebago Counties Community Unit School District No. 200, General Obligation Unlimited AGM, Zero Coupon, 01/01/2023	2,955,000	2,632,394
Carol Stream Park District, General Obligation Unlimited, BAM, 5.00%, 01/01/2037	1,375,000	1,488,314
Central Lake County Joint Action Water Agency, Revenue Bonds, 4.00%, 05/01/2019	60,000	60,585
Champaign & Piatt Counties Community Unit School District No. 3, General Obligation Unlimited Series A, AGM, 5.00%, 10/01/2022 - 10/01/2024	5,000,000	5,506,829
Chicago Board of Education, General Obligation Unlimited
Series A,
4.00%, 12/01/2020	3,245,000	3,270,733
Series A, AGM-CR, AMBAC,
5.50%, 12/01/2021	410,000	438,187
Series A, AGM-CR, NATL,
5.25%, 12/01/2021	150,000	159,221
Series C, AGM,
5.00%, 12/01/2027	2,125,000	2,129,824
Chicago O’Hare International Airport, Revenue Bonds, Series B, 5.00%, 01/01/2021	150,000	158,498
Chicago Park District, General Obligation Limited, Series B, 4.00%, 01/01/2019	25,000	25,074

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
City of Burbank, General Obligation Unlimited, BAM-TCRS, 3.70%, 12/01/2018	$ 300,000	$ 300,381
City of Calumet City, General Obligation Unlimited BAM,
4.00%, 03/01/2020 - 03/01/2024	2,335,000	2,438,085
Series A, BAM,
4.00%, 03/01/2022	1,345,000	1,395,505
City of Chicago, General Obligation Unlimited
Series A,
4.00%, 01/01/2019	50,000	50,166
Series A, AGM,
4.75%, 01/01/2030 - 01/01/2038	120,000	120,394
5.00%, 01/01/2026	125,000	128,370
Series A, AMBAC,
5.00%, 01/01/2024	40,000	40,078
Series C,
5.00%, 01/01/2026 - 01/01/2034	2,965,000	3,158,204
Series D,
5.00%, 01/01/2020	90,000	90,316
Series D, AMBAC,
5.00%, 12/01/2022	10,000	10,033
Series H, AMBAC,
5.00%, 12/01/2023	145,000	145,476
City of Chicago Wastewater Transmission Revenue, Revenue Bonds AGM-CR,
3.00%, 01/01/2021	750,000	754,837
5.00%, 01/01/2022 - 01/01/2024	700,000	752,070
BAM-TCRS,
3.00%, 01/01/2021	475,000	478,064
Series A, AGM,
5.25%, 01/01/2042	675,000	729,331
City of Chicago Waterworks Revenue, Revenue Bonds
3.00%, 11/01/2019	125,000	125,821
4.00%, 11/01/2023	500,000	521,770
5.00%, 11/01/2021 - 11/01/2028	3,485,000	3,721,639
AGM-CR,
5.00%, 11/01/2027	140,000	150,528
Series A-1,
5.00%, 11/01/2024	5,000,000	5,530,700
City of Country Club Hills, General Obligation Unlimited
BAM,
4.00%, 12/01/2028 - 12/01/2031	1,240,000	1,245,694
4.50%, 12/01/2030 - 12/01/2031	1,345,000	1,390,959
City of East Peoria, General Obligation Unlimited, Series A, AGM, 4.20%, 01/01/2028	200,000	204,310
City of Evanston, General Obligation Unlimited, Series C, 4.00%, 12/01/2018	50,000	50,082

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
City of Flora, General Obligation Unlimited BAM, 3.50%, 11/01/2022 - 11/01/2024	$ 585,000	$ 592,007
City of Kankakee, General Obligation Unlimited Series A, AGM, 4.00%, 01/01/2026 - 01/01/2027	800,000	818,988
City of Monmouth, General Obligation Unlimited, Series B, BAM, 3.00%, 12/01/2023	130,000	131,838
City of North Chicago, General Obligation Unlimited
Series A, AGM,
4.00%, 11/01/2020	160,000	164,678
Series B, AGM,
4.00%, 11/01/2023	40,000	42,014
City of Princeton, General Obligation Unlimited, Series E, 2.50%, 12/01/2019	40,000	40,102
City of Rochelle Electric System Revenue, Revenue Bonds, AGM, 3.00%, 05/01/2019	310,000	311,218
City of Sterling, General Obligation Unlimited
3.00%, 11/01/2018	25,000	25,000
AGM,
3.00%, 12/01/2024 - 12/01/2026	345,000	333,938
City of Waukegan, General Obligation Unlimited Series A, AGM, 5.00%, 12/30/2030 - 12/30/2036	4,340,000	4,751,335
Clinton Bond Fayette Etc. Counties Community College District No. 501, General Obligation Unlimited BAM-TCRS, 4.00%, 12/01/2026 - 12/01/2027	3,955,000	4,038,296
Cook & Will Counties Community College District No. 515, General Obligation Limited, 5.00%, 12/01/2024	70,000	76,224
Cook & Will Counties School District No. 194, General Obligation Limited, Series B, BAM, 5.00%, 12/01/2033	775,000	838,596
Cook & Will Counties School District No. 194, General Obligation Unlimited, BAM, 4.13%, 12/01/2035	930,000	950,813
Cook County Community College District No. 508, General Obligation Unlimited
5.00%, 12/01/2018 - 12/01/2024	2,320,000	2,415,065
BAM-TCRS,
5.25%, 12/01/2027	1,825,000	2,032,594
Cook County Community High School District No. 229, General Obligation Limited, 4.00%, 12/01/2023	1,505,000	1,597,272

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Cook County High School District No. 201, General Obligation Limited
Series B, AMBAC,
Zero Coupon, 12/01/2019	$ 100,000	$ 97,123
Series C, AGM,
Zero Coupon, 12/01/2024	100,000	81,319
Cook County High School District No. 205, General Obligation Limited, AGC, 5.50%, 12/01/2019	100,000	100,291
Cook County High School District No. 220, General Obligation Limited
AGM-CR,
5.00%, 12/01/2025	700,000	768,964
BAM-TCRS,
5.00%, 12/01/2026	1,545,000	1,694,911
Cook County School District No. 100, General Obligation Unlimited, BAM, 4.00%, 12/01/2021	430,000	447,187
Cook County School District No. 109, General Obligation Limited, 4.00%, 12/01/2018	180,000	180,283
Cook County School District No. 149, General Obligation Limited, Series A-1, AGM, 4.00%, 12/01/2028	980,000	994,249
Cook County School District No. 157, General Obligation Unlimited Series A, AGM, Zero Coupon, 11/01/2021 - 11/01/2025	1,400,000	1,184,498
Cook County School District No. 158, General Obligation Limited, AGM, 3.00%, 12/01/2021	325,000	326,709
Cook County School District No. 162, General Obligation Limited, AGM, 4.00%, 12/01/2027	250,000	253,638
Cook County School District No. 163, General Obligation Limited, Series A, AGM, 5.00%, 12/15/2028	70,000	75,810
Cook County School District No. 31, General Obligation Limited Series A, 3.00%, 12/01/2021	100,000	100,803
Cook County School District No. 81, General Obligation Unlimited, AGM, 4.00%, 12/01/2019	500,000	500,855
Cook County School District No. 99, General Obligation Unlimited, Series A, AGC, 5.00%, 12/01/2018	100,000	100,248
County of Cook, General Obligation Unlimited
Series C,
5.00%, 11/15/2020	100,000	102,800

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
County of Cook, General Obligation Unlimited (continued)
Series C, AGM-CR,
5.00%, 11/15/2024	$ 1,500,000	$ 1,625,100
Series D,
5.00%, 11/15/2019	25,000	25,700
County of Cook Sales Tax Revenue, Revenue Bonds, 4.00%, 11/15/2019	300,000	305,964
County of Winnebago, General Obligation Unlimited, Series C, 3.00%, 12/30/2018	50,000	50,090
DeKalb & Kane Counties Community Unit School District No. 427, General Obligation Unlimited, Series A, BAM-TCRS, 4.00%, 02/01/2030	2,185,000	2,214,803
DuPage & Will Counties Community School District No. 204, General Obligation Unlimited, Series A, 2.50%, 12/30/2019	30,000	30,095
DuPage County Community High School District No. 99, General Obligation Unlimited, 5.00%, 12/01/2018	100,000	100,237
Governors State University, Certificate of Participation, AGC, 4.50%, 01/01/2019	185,000	185,498
Grundy County School District No. 54, General Obligation Unlimited, AGM-CR, 6.00%, 12/01/2024	2,050,000	2,246,718
Henry & Whiteside Counties Community Unit School District No. 228, General Obligation Unlimited
Series A, AGM,
5.00%, 08/15/2028	150,000	163,007
Series B, AGM,
5.00%, 02/15/2023	165,000	178,518
Illinois Development Finance Authority, Revenue Bonds, AGM, Zero Coupon, 01/01/2021	30,000	28,509
Illinois Finance Authority, Revenue Bonds
4.00%, 08/01/2032	675,000	643,977
5.00%, 08/01/2025 - 08/01/2031	3,975,000	4,360,111
AGM,
4.00%, 12/01/2023	140,000	148,175
5.00%, 12/01/2036	1,900,000	2,055,021
Series A,
5.00%, 07/01/2020 - 11/15/2037	2,570,000	2,676,096
Series A-1,
3.50%, 12/01/2027	2,250,000	2,174,985
Fixed until 01/15/2020, 5.00% (E), 11/01/2030	110,000	113,566
Series A-2,

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Illinois Finance Authority, Revenue Bonds (continued)
Fixed until 02/12/2020, 5.00% (E), 11/01/2030	$ 150,000	$ 155,162
Series B,
5.00%, 11/01/2019	40,000	41,155
5.50%, 11/01/2020	80,000	82,702
Series C,
5.00%, 05/15/2020 - 08/15/2021	170,000	178,034
Series L,
4.00%, 12/01/2018	95,000	95,152
Illinois Housing Development Authority, Revenue Bonds
FNMA,
2.63%, 09/01/2032	1,518,732	1,331,290
Series A-1,
3.00%, 02/01/2022	340,000	345,794
Illinois State Toll Highway Authority, Revenue Bonds
Series B,
5.00%, 01/01/2037	140,000	151,081
Series D,
5.00%, 01/01/2024	45,000	50,278
Iroquois & Kankakee Counties Community Unit School District No. 4, General Obligation Unlimited, Series A, AMBAC, BAM-TCRS, Zero Coupon, 11/01/2022	1,400,000	1,236,550
Jersey & Greene County Community Unit School District No. 100, General Obligation Unlimited Series A, BAM, 5.00%, 12/01/2026 - 12/01/2027	4,040,000	4,448,011
Joliet Regional Port District, General Obligation Unlimited, Series A, AGM, 4.00%, 12/30/2024	250,000	266,137
Kane Cook & DuPage Counties School District No. U-46, General Obligation Limited, Series A, 5.00%, 01/01/2033	260,000	283,395
Kane Cook & DuPage Counties School District No. U-46, General Obligation Unlimited Series D, 5.00%, 01/01/2025 - 01/01/2026	130,000	143,556
Kane County School District No. 129, General Obligation Unlimited
Series C, BAM-TCRS,
4.00%, 02/01/2022	1,200,000	1,254,240
5.00%, 02/01/2024 - 02/01/2025	5,200,000	5,792,001
Kane Kendall Etc. Counties Community College District No. 516, General Obligation Unlimited, Series A, 5.00%, 12/15/2022	100,000	108,206
Knox & Warren Counties Community Unit School District No. 205, General Obligation Unlimited, Series B, 3.50%, 01/01/2027	230,000	232,199

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Lake & McHenry Counties Community Unit School District No. 118, General Obligation Unlimited 5.00%, 01/01/2021 - 01/01/2022	$ 105,000	$ 111,399
Lake County Community Unit School District No. 116, General Obligation Limited, Series B, 3.00%, 01/15/2023	105,000	106,492
Lake County School District No. 38, General Obligation Unlimited, BAM-TCRS, 3.00%, 02/01/2022	2,500,000	2,509,175
Lake County Special Education District No. 825, Revenue Bonds, Series B, 4.00%, 10/01/2019	150,000	152,414
Lee & Ogle Counties Community Unit School District No. 275, General Obligation Unlimited Series B, AGM, 4.50%, 12/01/2025 - 12/01/2027	1,085,000	1,136,617
Lincolnshire-Prairie View School District No. 103, Revenue Bonds, Series B, 3.00%, 12/01/2018	70,000	70,055
Macon & De Witt Counties Community Unit School District No. 2, General Obligation Unlimited
Series C, BAM,
3.25%, 12/01/2023	1,195,000	1,217,442
3.50%, 12/01/2024	1,270,000	1,306,462
4.00%, 12/01/2025	1,360,000	1,449,733
Madison & Jersey Counties Unit School District No. 11, General Obligation Unlimited, Series B, BAM, 3.50%, 03/01/2029	2,070,000	2,015,538
Madison Bond Etc Counties Community Unit School District No. 5, General Obligation Unlimited, Series A, AGM, 4.00%, 02/01/2025	410,000	432,226
Madison-Macoupin Etc Counties Community College District No. 536, General Obligation Unlimited
5.00%, 11/01/2018 - 11/01/2021	510,000	532,168
Series A, AGM,
5.00%, 11/01/2031 - 11/01/2033	3,450,000	3,747,953
Series A, BAM-TCRS,
5.00%, 11/01/2022 - 11/01/2026	5,150,000	5,574,074
McHenry & Kane Counties Community Consolidated School District No. 158, General Obligation Unlimited, AGM-CR, FGIC, Zero Coupon, 01/01/2024	510,000	431,348
McHenry County Community Unit School District No. 12, General Obligation Unlimited, Series A, AGM, 5.00%, 01/01/2023	70,000	75,354

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
McHenry County Community Unit School District No. 200, General Obligation Unlimited, 5.00%, 01/15/2019	$ 65,000	$ 65,374
McHenry County Conservation District, General Obligation Unlimited, 5.00%, 02/01/2026	110,000	123,042
McLean & Woodford Counties Community Unit School District No. 5, General Obligation Unlimited, AGC, 4.00%, 12/01/2018	70,000	70,110
McLean County Public Building Commission, Revenue Bonds, 4.00%, 12/01/2034	1,245,000	1,263,787
Metropolitan Pier & Exposition Authority, Revenue Bonds
NATL,
Zero Coupon, 06/15/2019	80,000	78,528
5.70% (G), 06/15/2023	165,000	181,535
Series A, NATL,
Zero Coupon, 06/15/2026	20,000	14,495
Series B,
5.00%, 12/15/2028	20,000	20,701
Metropolitan Water Reclamation District of Greater Chicago, General Obligation Limited, Series B, 5.00%, 12/01/2019	60,000	61,894
Montgomery Christian & Fayette Counties Community Unit School District No. 22, General Obligation Unlimited
Series A, AGM,
4.00%, 12/01/2032	270,000	283,060
Series B, AGM,
3.30%, 12/01/2035	255,000	232,032
Northeastern Illinois University, Certificate of Participation
AGM,
3.00%, 07/01/2019 - 07/01/2023	2,815,000	2,838,812
4.00%, 07/01/2025	565,000	590,770
Northeastern Illinois University, Revenue Bonds
Series 1, BAM,
3.00%, 07/01/2020	125,000	126,520
4.00%, 07/01/2021 - 07/01/2022	1,015,000	1,061,534
Northern Illinois University, Certificate of Participation, AGM, 5.00%, 09/01/2024	105,000	115,093
Northlake Public Library District, General Obligation Unlimited, AGM, 3.00%, 12/01/2021	610,000	621,529
Ogle & Stephenson Counties Community Unit School District No. 221, General Obligation Unlimited, BAM, 5.00%, 02/01/2024	500,000	544,365

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Peoria Metropolitan Airport Authority, Revenue Bonds, 5.60%, 12/01/2022	$ 35,000	$ 35,106
Peoria Public Building Commission, Revenue Bonds, BAM, 5.00%, 12/01/2022	1,075,000	1,158,259
Pulaski Massac Alexander & Johnson Counties Community Unit School District No. 10, General Obligation Unlimited Series C, MAC, 4.00%, 12/01/2026 - 12/01/2029	625,000	654,259
Railsplitter Tobacco Settlement Authority, Revenue Bonds
5.00%, 06/01/2019	205,000	208,087
5.25%, 06/01/2020 - 06/01/2021	185,000	193,984
5.38%, 06/01/2021	85,000	90,892
6.00%, 06/01/2028	75,000	81,913
Regional Transportation Authority, Revenue Bonds, Series A, NATL, 5.50%, 07/01/2025	65,000	74,874
Rock Island Country Public Building Commission, Revenue Bonds
AGM,
3.00%, 12/01/2021	175,000	175,305
4.00%, 12/01/2023	285,000	297,922
5.00%, 12/01/2024 - 12/01/2031	1,950,000	2,140,146
Saline County Community Unit School District No. 3, General Obligation Unlimited Series C, AGM, 2.00%, 12/01/2020 - 12/01/2021	240,000	233,148
Sangamon County Community Unit School District No. 5, General Obligation Unlimited, Series B, 5.00%, 01/01/2023	150,000	163,373
Southern Illinois University, Certificate of Participation, Series A-1, BAM, 4.00%, 02/15/2026	375,000	387,255
Southern Illinois University, Revenue Bonds
Series A, AGM,
5.50%, 04/01/2023	370,000	413,153
Series B, BAM-TCRS,
5.00%, 04/01/2021	435,000	460,104
Southwestern Illinois Development Authority, Revenue Bonds
AGC,
3.80%, 02/01/2019	130,000	130,508
Series B, BAM-TCRS,
5.00%, 10/15/2026	1,000,000	1,106,140
St. Clair County Community Consolidated School District No. 90, General Obligation Unlimited AMBAC, BAM-TCRS, Zero Coupon, 12/01/2020 - 12/01/2023	2,145,000	1,901,979

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
St. Clair County High School District No. 201, General Obligation Unlimited, Series B, BAM, 5.00%, 02/01/2025	$ 4,040,000	$ 4,553,403
State of Illinois, General Obligation Unlimited
5.00%, 02/01/2022 - 04/01/2024	190,000	196,965
5.25%, 02/01/2028	250,000	250,595
5.50%, 07/01/2025	100,000	107,198
AGM,
5.00%, 01/01/2020	150,000	153,905
Series B,
5.25%, 01/01/2019	375,000	376,567
Tazewell County School District No. 51, General Obligation Unlimited NATL, 9.00%, 12/01/2021 - 12/01/2022	1,355,000	1,631,025
Town of Cicero, General Obligation Unlimited, Series B, AGM, 4.20%, 12/01/2027	490,000	494,655
University of Illinois, Revenue Bonds
Series A, AMBAC,
5.50%, 04/01/2022	75,000	82,265
Series A, BAM-TCRS,
4.00%, 04/01/2031	1,495,000	1,517,799
Village of Bedford Park Water System Revenue, Revenue Bonds, Series A, AGM, 4.00%, 12/01/2026	95,000	98,954
Village of Bellwood, General Obligation Unlimited
AGM,
5.00%, 12/01/2019 - 12/01/2027	385,000	412,754
Series B, AGM,
3.00%, 12/01/2029	280,000	251,373
Village of Broadview, General Obligation Unlimited Series A, BAM, 3.00%, 12/01/2020 - 12/01/2022	510,000	512,191
Village of Calumet Park, General Obligation Unlimited BAM, 4.00%, 12/01/2021 - 12/01/2032	2,540,000	2,600,119
Village of Crestwood, General Obligation Unlimited
BAM,
4.50%, 12/15/2027 - 12/15/2029	2,395,000	2,519,116
Series B, BAM,
5.00%, 12/15/2028 - 12/15/2035	6,820,000	7,322,313
Village of Dolton, General Obligation Unlimited, Series A, AGC, 4.50%, 12/01/2024	300,000	302,925
Village of Franklin Park, Revenue Bonds, BAM, 5.00%, 04/01/2026	230,000	249,522

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Glenview, General Obligation Unlimited, Series A, 3.00%, 12/01/2019	$ 25,000	$ 25,250
Village of Hazel Crest, General Obligation Unlimited BAM, 4.00%, 12/01/2024 - 12/01/2025	640,000	674,704
Village of Lansing, General Obligation Unlimited, AGM, 5.00%, 03/01/2023	415,000	448,105
Village of Lombard, General Obligation Unlimited
4.00%, 01/01/2021	910,000	912,020
5.00%, 01/01/2022 - 01/01/2024	2,190,000	2,248,528
Village of Lyons, General Obligation Unlimited
Series B, BAM,
5.00%, 12/01/2032	125,000	132,655
Series C, BAM,
3.00%, 12/01/2019 - 12/01/2024	515,000	515,607
4.00%, 12/01/2022 - 12/01/2023	550,000	571,428
Village of Machesney Park, Revenue Bonds, Series B, AGM, 4.38%, 12/01/2019	150,000	150,303
Village of Matteson, Revenue Bonds BAM, 5.00%, 12/01/2024 - 12/01/2035 (D)	3,760,000	4,069,754
Village of McCook, General Obligation Unlimited, 5.00%, 12/01/2026	40,000	40,059
Village of Melrose Park, General Obligation Unlimited, AGM, 3.00%, 12/15/2020	350,000	350,563
Village of Montgomery, Special Assessment
BAM,
2.10%, 03/01/2020	195,000	194,793
2.85%, 03/01/2024	300,000	289,029
3.00%, 03/01/2025	140,000	134,358
3.10%, 03/01/2026	276,000	263,343
3.30%, 03/01/2028	213,000	200,606
3.40%, 03/01/2029	770,000	719,003
3.45%, 03/01/2030	145,000	134,026
Village of Mount Prospect, General Obligation Unlimited, 3.00%, 12/01/2021	100,000	100,821
Village of Oak Park, General Obligation Unlimited, Series A, 3.00%, 11/01/2029	795,000	726,916
Village of Pingree Grove Special Service Area No. 2, Special Tax
AGM,
2.00%, 03/01/2020	210,000	209,504
3.00%, 03/01/2019	340,000	341,115

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Richton Park, General Obligation Unlimited, BAM, 4.00%, 12/01/2035	$ 570,000	$ 551,458
Village of River Grove, General Obligation Unlimited, AGC, 3.80%, 12/15/2019	160,000	161,554
Village of South Holland, General Obligation Unlimited, Series B, 4.00%, 12/15/2022	105,000	109,660
Warren County Community Unit School District No. 238, General Obligation Unlimited, AGM, 4.00%, 12/01/2021	75,000	77,998
Wauconda Special Service Area No.1, Special Tax
Series A, BAM,
3.00%, 03/01/2019	115,000	115,377
5.00%, 03/01/2033	305,000	328,070
Western Illinois Economic Development Authority, Revenue Bonds 4.00%, 06/01/2019 - 06/01/2033	6,310,000	6,153,070
Western Illinois University, Certificate of Participation
AGM,
3.00%, 10/01/2022	3,010,000	3,000,037
5.00%, 10/01/2024	3,330,000	3,617,745
Western Illinois University, Revenue Bonds BAM, 5.00%, 04/01/2020 - 04/01/2024	2,140,000	2,275,367
Will County Community High School District No. 210, General Obligation Unlimited
AGM,
5.00%, 01/01/2020	370,000	378,343
Series A, AGM-CR,
5.00%, 01/01/2027	3,475,000	3,691,805
Will County Community Unit School District No. 201, General Obligation Limited, Series C, AGM, 5.00%, 01/01/2027	1,075,000	1,202,334
Will County Community Unit School District No. 201, General Obligation Unlimited
AGM,
Zero Coupon, 11/01/2024	750,000	614,512
Series B, AGM,
5.00%, 01/01/2026	515,000	580,935
Will County School District No. 86, General Obligation Unlimited, Series C, AGM-CR, 5.00%, 03/01/2024	8,195,000	9,081,699

		214,179,358

Indiana - 1.8%
Aurora School Building Corp., Revenue Bonds, 5.00%, 07/15/2020	115,000	120,310

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Indiana (continued)
City of Evansville, Revenue Bonds Series A, AGM, 5.00%, 02/01/2022 - 02/01/2025	$ 375,000	$ 415,927
City of Lebanon Electric Utility Revenue, Revenue Bonds, BAM, 3.00%, 01/01/2019	100,000	100,182
City of Rockport, Revenue Bonds
Series A,
2.75%, 06/01/2025	7,050,000	6,899,905
Series D,
Fixed until 06/01/2021, 2.05% (E), 04/01/2025	535,000	531,528
Evansville Redevelopment Authority, Revenue Bonds, BAM, 5.00%, 02/01/2026	700,000	791,035
Frankfort High School Elementary School Building Corp., Revenue Bonds, 5.00%, 01/15/2026	270,000	305,856
Greater Clark County School Building Corp., Revenue Bonds, Series A, 4.00%, 07/15/2024	135,000	144,141
Indiana Finance Authority, Revenue Bonds
3.50%, 10/01/2025	960,000	959,981
4.00%, 02/01/2021	405,000	419,985
5.00%, 02/01/2022 - 10/01/2035	3,030,000	3,310,315
Series A,
5.00%, 09/15/2021 - 09/15/2028	2,395,000	2,559,871
Indiana Health Facility Financing Authority, Revenue Bonds
Fixed until 05/01/2020, 1.25% (E), 11/01/2027	3,435,000	3,377,258
5.00%, 11/15/2034	1,725,000	1,899,811
Indiana Housing & Community Development Authority, Revenue Bonds
Series A-1, GNMA, FNMA, FHLMC,
2.85%, 07/01/2031	235,000	218,331
Series C-1, GNMA, FNMA, FHLMC,
3.25%, 01/01/2032	1,595,000	1,536,830
Indiana University, Revenue Bonds, Series A, 5.00%, 06/01/2024	50,000	56,751
Jeffersonville Redevelopment Authority, Revenue Bonds, AGM, 3.00%, 08/01/2026	760,000	777,427
Jennings County School Building Corp., Revenue Bonds, 3.00%, 01/15/2020 (C)	345,000	346,818
Lake County Public Library District, General Obligation Unlimited, 4.00%, 08/01/2019	40,000	40,580
South Gibson School Building Corp., Revenue Bonds, 4.00%, 01/10/2019	100,000	100,381

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Indiana (continued)
Town of Milford Sewer Revenue, Revenue Bonds, 3.63%, 07/01/2034	$ 100,000	$ 95,197
Westfield High School Building Corp., Revenue Bonds Series B, 5.00%, 07/15/2036 - 07/15/2038	1,065,000	1,141,031

		26,149,451

Iowa - 0.0% (F)
City of Ames, General Obligation Unlimited, Series A, 2.25%, 06/01/2028	270,000	248,114
Waukee Community School District, Revenue Bonds, Series A, 3.00%, 06/01/2019	115,000	115,666

		363,780

Kansas - 0.7%
City of Dodge City, Revenue Bonds, 3.00%, 07/15/2021	80,000	81,142
City of Wichita, Revenue Bonds
4.00%, 11/15/2018	200,000	200,152
Series I,
5.00%, 05/15/2028	300,000	316,281
County of Atchison, Revenue Bonds, Series A, 2.50%, 04/01/2020	220,000	218,915
Douglas County Unified School District No. 491, General Obligation Unlimited, AGM, 3.00%, 09/01/2033	745,000	669,219
Johnson County Unified School District No. 231, General Obligation Unlimited Series A, 5.00%, 10/01/2029 - 10/01/2030	1,735,000	1,949,676
Kansas Development Finance Authority, Revenue Bonds
5.00%, 01/01/2020	90,000	92,952
Series C, BAM,
4.00%, 05/01/2022	90,000	94,401
Kansas Independent College Finance Authority, Revenue Bonds, Series C, 6.30%, 05/01/2019	1,500,000	1,513,800
Marais Des Cygnes Public Utility Authority, Revenue Bonds AGM, 3.00%, 12/01/2026 - 12/01/2027	1,040,000	1,023,168
Montgomery County Unified School District No. 446, General Obligation Unlimited BAM, 5.00%, 09/01/2027 - 09/01/2030	2,375,000	2,676,210
Sedgwick County Unified School District No. 262, General Obligation Unlimited, 5.00%, 09/01/2034	150,000	170,310

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kansas (continued)
Unified Government of Greeley County, General Obligation Unlimited, Series B, 5.00%, 12/01/2037	$ 275,000	$ 303,749

		9,309,975

Kentucky - 3.0%
Bullitt County School District Finance Corp., Revenue Bonds
3.10%, 09/01/2026	65,000	65,413
3.25%, 09/01/2028	545,000	549,316
City of Winchester Combined Utilities Revenue, Revenue Bonds, Series A, BAM, 4.00%, 07/01/2029	685,000	736,663
County of Carroll, Revenue Bonds, Series A, Fixed until 09/01/2019, 1.05% (E), 09/01/2042	2,750,000	2,722,087
County of Pike, General Obligation Unlimited, AGM, 2.25%, 03/01/2024	180,000	171,889
Eastern Kentucky University, Revenue Bonds, Series A, 4.00%, 04/01/2025	425,000	447,589
Fayette County School District Finance Corp., Revenue Bonds, Series B, 4.00%, 05/01/2024	140,000	149,093
Kentucky Asset Liability Commission, Revenue Bonds, NATL, 5.25%, 09/01/2019	150,000	153,928
Kentucky Economic Development Finance Authority, Revenue Bonds, AGM, 5.00%, 12/01/2047	500,000	530,230
Kentucky Municipal Power Agency, Revenue Bonds
Series A,
Fixed until 03/01/2026, 3.45% (E), 09/01/2042	2,500,000	2,439,700
Series A, NATL,
5.00%, 09/01/2023	115,000	126,407
Kentucky State Property & Building Commission, Revenue Bonds, BAM-TCRS, 5.00%, 04/01/2029	3,450,000	3,872,349
Kentucky Turnpike Authority, Revenue Bonds, Series A, 5.00%, 07/01/2021	25,000	26,707
Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds AGM-CR, 4.00%, 06/01/2024 - 06/01/2029	18,290,000	19,374,834

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky (continued)
Morehead State University, Revenue Bonds
Series A,
3.00%, 04/01/2027	$ 655,000	$ 643,020
4.00%, 04/01/2030 - 04/01/2032	965,000	986,646
Nicholas County School District Finance Corp., Revenue Bonds
2.00%, 02/01/2023	55,000	53,067
2.38%, 02/01/2025	240,000	230,938
2.50%, 02/01/2027	305,000	287,835
3.00%, 02/01/2028 - 02/01/2032	365,000	359,088
Northern Kentucky University, Revenue Bonds, Series A, 4.00%, 09/01/2025	1,000,000	1,072,170
Paducah Electric Plant Board, Revenue Bonds Series A, AGM, 5.00%, 10/01/2029 - 10/01/2032	2,430,000	2,655,810
Warren County Justice Center Expansion Corp., Revenue Bonds, 5.00%, 09/01/2024	820,000	911,266
Warren County School District Finance Corp., Revenue Bonds, 4.00%, 04/01/2026	3,690,000	3,953,872

		42,519,917

Louisiana - 3.1%
City of New Orleans Water System Revenue, Revenue Bonds, 5.00%, 12/01/2044	375,000	402,585
City of Shreveport, Revenue Bonds BAM, 5.00%, 03/01/2019 - 03/01/2025	1,695,000	1,863,606
Evangeline Parish Road & Drain Sales Tax District No. 1, Revenue Bonds, AGM, 4.50%, 12/01/2024	50,000	53,999
Fremaux Economic Development District, Revenue Bonds, 5.00%, 11/01/2034	270,000	266,201
Jefferson Sales Tax District, Revenue Bonds, Series B, AGM, 5.00%, 12/01/2032	25,000	28,185
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds AGM, 5.00%, 08/01/2026 - 08/01/2047	14,245,000	16,300,137
Louisiana Public Facilities Authority, Revenue Bonds
5.00%, 07/01/2022 - 07/01/2027	3,160,000	3,520,764
AGM,
5.00%, 06/01/2021	65,000	69,287
Series B, AGC,
6.50%, 07/01/2030	185,000	186,399

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Louisiana (continued)
New Orleans Aviation Board, Revenue Bonds AGM, 5.00%, 10/01/2033 - 10/01/2048	$ 8,795,000	$ 9,576,215
St. Tammany Parish Hospital Service District No. 1, Revenue Bonds Series A, 5.00%, 07/01/2033 - 07/01/2048	11,285,000	12,223,503

		44,490,881

Maine - 0.6%
City of Portland General Airport Revenue, Revenue Bonds, 5.00%, 01/01/2028	715,000	786,207
Maine Educational Loan Authority, Revenue Bonds, Class A, Series A-3, AGC, 5.88%, 12/01/2039	260,000	264,293
Maine Governmental Facilities Authority, Revenue Bonds, Series A, 5.00%, 10/01/2028	350,000	397,131
Maine State Housing Authority, Revenue Bonds
Series B,
2.75%, 11/15/2028	410,000	390,865
2.90%, 11/15/2029	980,000	933,470
3.25%, 11/15/2032	500,000	478,180
Series C,
2.15%, 11/15/2026	265,000	249,021
2.35%, 11/15/2027	295,000	277,008
2.50%, 11/15/2028	550,000	514,910
2.75%, 11/15/2031	2,220,000	2,033,742
Series D-1,
2.50%, 11/15/2026	510,000	498,693
2.65%, 11/15/2027	755,000	739,492
2.80%, 11/15/2028	570,000	560,663
2.95%, 11/15/2029	350,000	339,059

		8,462,734

Maryland - 0.2%
City of Baltimore, Revenue Bonds, Series C, 5.00%, 07/01/2028	50,000	55,278
City of Baltimore, Tax Allocation, 5.00%, 06/15/2019	200,000	203,684
City of Rockville, Revenue Bonds
Series A-2,
2.25%, 11/01/2022	250,000	240,155
4.00%, 11/01/2020	150,000	152,741
5.00%, 11/01/2023	345,000	369,681
Series A1,
5.00%, 11/01/2021 - 11/01/2023	650,000	691,454
Series C,
3.00%, 11/01/2025	1,500,000	1,457,445
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, 5.00%, 07/01/2021	35,000	37,596

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Maryland (continued)
Montgomery County Revenue Authority, Revenue Bonds, Series A, 4.00%, 11/01/2020	$ 260,000	$ 268,785

		3,476,819

Massachusetts - 1.1%
Lynn Housing Authority & Neighborhood Development, Revenue Bonds
4.25%, 10/01/2028	315,000	306,536
4.38%, 10/01/2029	300,000	290,244
Massachusetts Development Finance Agency, Revenue Bonds
Series I,
5.00%, 07/01/2025 - 07/01/2026	1,180,000	1,327,577
Series K,
4.00%, 07/01/2038	6,495,000	6,279,756
Series S-2,
Fixed until 01/30/2025, 5.00% (E), 07/01/2038	75,000	84,573
Massachusetts Housing Finance Agency, Revenue Bonds
Series 178,
3.70%, 12/01/2033	1,015,000	1,016,746
Series 183,
2.80%, 06/01/2031	1,575,000	1,448,401
Series 187, FNMA,
2.65%, 12/01/2027	740,000	710,400
2.80%, 06/01/2028 - 12/01/2028	2,915,000	2,760,143
Series C,
2.40%, 12/01/2025	210,000	204,242
2.55%, 06/01/2026	280,000	275,058
2.60%, 12/01/2026	150,000	145,623
2.70%, 06/01/2027	150,000	147,061
2.85%, 06/01/2028	210,000	199,977
2.90%, 12/01/2028	125,000	118,556
Town of Nantucket, General Obligation Limited, 5.00%, 12/01/2018	50,000	50,127

		15,365,020

Michigan - 2.7%
Allendale Public School District, General Obligation Unlimited, 5.00%, 11/01/2026	100,000	114,712
Bellevue Community Schools, General Obligation Unlimited, Series A, AGM, 4.00%, 05/01/2024	290,000	309,906
Capac Community School District, General Obligation Unlimited BAM, 4.00%, 05/01/2027 - 05/01/2031	1,240,000	1,324,260
City of Detroit Sewage Disposal System Revenue, Revenue Bonds Series A, AGM, 5.25%, 07/01/2023 - 07/01/2024	80,000	89,286

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Decatur Public School District, General Obligation Unlimited, 3.00%, 05/01/2022	$ 220,000	$ 224,477
Detroit Wayne County Stadium Authority, Revenue Bonds, AGM, 5.00%, 10/01/2026	2,775,000	2,962,562
East Lansing Economic Development Corp., Revenue Bonds
Series B,
2.95%, 07/01/2020	50,000	49,470
3.25%, 07/01/2021	150,000	147,924
Fitzgerald Public School District, General Obligation Unlimited, BAM, 4.00%, 05/01/2025	630,000	674,623
Forest Hills Public Schools, General Obligation Unlimited, Series I, 3.00%, 05/01/2024	85,000	86,862
Grand Rapids Economic Development Corp., Revenue Bonds, 3.00%, 11/01/2022	1,950,000	1,921,081
Grand Rapids Public Schools, General Obligation Unlimited, AGM, 5.00%, 05/01/2030	730,000	818,009
Meridian Economic Development Corp., Revenue Bonds
Series A,
2.95%, 07/01/2020	450,000	445,230
3.25%, 07/01/2021	605,000	596,627
Michigan Finance Authority, Revenue Bonds
4.00%, 11/15/2018	350,000	350,249
Series A,
5.00%, 12/01/2026	50,000	57,748
Michigan Municipal Bond Authority, Revenue Bonds, 5.00%, 10/01/2019	25,000	25,680
Michigan State Hospital Finance Authority, Revenue Bonds
Series A,
5.00%, 06/01/2019	110,000	111,804
Series F,
Fixed until 04/01/2021, 1.90% (E), 11/15/2047	1,320,000	1,300,332
Fixed until 03/15/2023, 2.40% (E), 11/15/2047	840,000	828,299
Michigan State Housing Development Authority, Revenue Bonds
Series B,
3.25%, 12/01/2032	3,935,000	3,762,804
Series D,
3.65%, 10/01/2032	2,700,000	2,704,239
Saranac Community Schools, General Obligation Unlimited
4.00%, 05/01/2030 - 05/01/2031	825,000	857,467
Series A,
4.00%, 05/01/2025	130,000	138,176

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Southgate Community School District, General Obligation Unlimited 5.00%, 05/01/2032 - 05/01/2035	$ 2,070,000	$ 2,283,304
Stockbridge Community Schools, General Obligation Unlimited, Series A, 5.00%, 05/01/2031	375,000	417,300
Sturgis Public School District, General Obligation Unlimited, Series A, 5.00%, 05/01/2026	45,000	50,901
Warren Consolidated Schools, General Obligation Unlimited
AGM,
4.00%, 05/01/2025 - 05/01/2027	700,000	743,804
Series B, BAM,
5.00%, 05/01/2023 - 05/01/2025	7,210,000	8,077,559
Wayne County Airport Authority, Revenue Bonds, Series A, 5.00%, 12/01/2032	250,000	278,128
Wayne State University, Revenue Bonds, Series A, 5.00%, 11/15/2018	100,000	100,110
Zeeland Public Schools, General Obligation Unlimited Series B, BAM, 5.00%, 05/01/2026 - 05/01/2030	5,820,000	6,711,031

		38,563,964

Minnesota - 1.4%
City of Apple Valley, Revenue Bonds, 4.25%, 09/01/2038	1,000,000	961,030
City of Deephaven, Revenue Bonds
Series A,
4.38%, 10/01/2027	250,000	237,545
4.40%, 07/01/2025	165,000	169,500
City of Red Wing, Revenue Bonds, Class A, 5.00%, 08/01/2047	1,250,000	1,200,212
City of St. Cloud, Revenue Bonds, Series A, 3.00%, 04/01/2021	250,000	158,395
City of Stillwater, Tax Allocation
3.00%, 02/01/2021 - 02/01/2027	2,255,000	2,254,664
4.00%, 02/01/2030	750,000	766,193
County of Chippewa, Revenue Bonds 4.00%, 03/01/2023 - 03/01/2026	5,460,000	5,560,471
Dakota County Community Development Agency, Revenue Bonds, Series A, 5.00%, 09/01/2029	705,000	720,320
Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds
Series A,
4.00%, 07/01/2019	100,000	101,237
5.00%, 11/15/2025 - 12/01/2030	850,000	945,015
Series B,
4.25%, 04/01/2025	200,000	200,352

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Minnesota (continued)
Minnesota Housing Finance Agency, Revenue Bonds
Series A,
4.00%, 08/01/2031	$ 100,000	$ 102,554
Series B,
3.20%, 07/01/2025	170,000	171,481
Series C, GNMA, FNMA, FHLMC,
2.80%, 07/01/2024	135,000	134,156
2.95%, 07/01/2025	90,000	89,405
Series E, GNMA, FNMA, FHLMC,
3.30%, 01/01/2034	3,885,000	3,708,699
Series F,
2.90%, 01/01/2026	295,000	293,670
2.95%, 07/01/2026	910,000	903,184
Northern Municipal Power Agency, Revenue Bonds, 5.00%, 01/01/2029	615,000	681,192
Township of Baytown, Revenue Bonds, Series A, 4.00%, 08/01/2036	675,000	620,804

		19,980,079

Mississippi - 0.6%
Mississippi Development Bank, Revenue Bonds
AGM,
5.00%, 12/01/2019	360,000	370,933
Series A,
5.00%, 03/01/2022	650,000	670,683
Mississippi Home Corp., Revenue Bonds
Series A, GNMA, FNMA, FHLMC,
2.20%, 12/01/2024	695,000	660,855
2.35%, 06/01/2025	320,000	304,890
2.45%, 12/01/2025	520,000	495,409
2.70%, 12/01/2026	475,000	451,321
2.75%, 06/01/2027	300,000	284,385
2.80%, 12/01/2027	75,000	72,244
2.85%, 06/01/2028	420,000	396,854
2.95%, 12/01/2028	535,000	510,449
Series E, GNMA, FNMA, FHLMC,
3.00%, 12/01/2028	330,000	314,995
West Rankin Utility Authority, Revenue Bonds AGM, 5.00%, 01/01/2037 - 01/01/2038	3,230,000	3,521,115

		8,054,133

Missouri - 1.1%
Branson Industrial Development Authority, Revenue Bonds
Series A,
3.00%, 11/01/2019 - 11/01/2021	1,135,000	1,136,192
4.00%, 11/01/2022	350,000	358,313
City of Kansas City, Revenue Bonds, Series A, 5.00%, 09/01/2034	100,000	102,180
City of St. Louis Parking Revenue, Revenue Bonds, BAM, 3.00%, 12/15/2018	365,000	365,485

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Missouri (continued)
Industrial Development Authority of the City of St. Louis, Revenue Bonds, Series A, 3.88%, 11/15/2029	$ 1,000,000	$ 995,100
Industrial Development Authority of the City of St. Louis, Tax Allocation, 3.75%, 11/01/2027	635,000	636,213
Kansas City Planned Industrial Expansion Authority, Revenue Bonds, 1.50%, 12/01/2018	5,000,000	4,997,750
Missouri Housing Development Commission, Revenue Bonds
Series A, GNMA, FNMA, FHLMC,
1.45%, 05/01/2019	35,000	34,903
Series B, GNMA, FNMA, FHLMC,
2.50%, 05/01/2029	5,000	4,639
2.55%, 11/01/2029	490,000	467,254
Missouri Joint Municipal Electric Utility Commission, Revenue Bonds, 5.00%, 12/01/2043	750,000	811,928
Missouri State Board of Public Buildings, Revenue Bonds, Series A, 2.25%, 04/01/2029	780,000	716,765
St. Louis County Industrial Development Authority, Special Assessment, 2.38%, 03/01/2020 (A)	300,000	297,606
St. Louis Municipal Finance Corp., Revenue Bonds Series A, AGM, 5.00%, 02/15/2030 - 02/15/2033	4,260,000	4,728,392

		15,652,720

Montana - 0.2%
Missoula High School District No. 1, General Obligation Unlimited, 4.00%, 07/01/2034	445,000	461,825
Montana Board of Housing, Revenue Bonds, Series A, 3.75%, 12/01/2038	350,000	339,875
Montana Facility Finance Authority, Revenue Bonds
5.00%, 07/01/2030	575,000	657,426
Series C,
3.00%, 06/01/2022	300,000	304,176
5.00%, 06/01/2024 - 06/01/2025	1,460,000	1,627,189

		3,390,491

Nebraska - 0.8%
Central Plains Energy Project, Revenue Bonds, Series A, 5.00%, 09/01/2034	880,000	992,376
City of La Vista, Revenue Bonds
3.00%, 07/15/2034	860,000	767,421
3.25%, 07/15/2042	2,450,000	2,089,458

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Nebraska (continued)
Madison County Hospital Authority No. 1, Revenue Bonds, Series V, 5.00%, 07/01/2025	$ 1,765,000	$ 1,932,040
Omaha Public Power District, Revenue Bonds Series A, 5.00%, 02/01/2033 - 02/01/2034	4,325,000	4,774,585
Papio-Missouri River Natural Resource District, General Obligation Limited 4.00%, 12/15/2027 - 12/15/2029	425,000	441,295
Thurston County School District No. 16, General Obligation Limited, 3.88%, 06/15/2029	100,000	101,762

		11,098,937

Nevada - 0.4%
City of Carson City, Revenue Bonds, 5.00%, 09/01/2034	565,000	607,528
City of Las Vegas, Revenue Bonds, 2.75%, 06/15/2021 (A)	565,000	556,276
County of Clark, Revenue Bonds, 5.00%, 07/01/2024	25,000	25,510
County of Washoe, Revenue Bonds, Series B, Fixed until 06/01/2022, 3.00% (E), 03/01/2036	1,150,000	1,160,120
Henderson Local Improvement Districts, Special Assessment
2.00%, 09/01/2023	365,000	342,742
2.25%, 09/01/2024	565,000	529,258
2.38%, 03/01/2021 - 03/01/2022	1,315,000	1,292,101
2.50%, 03/01/2023 - 09/01/2025	1,460,000	1,403,750
Las Vegas Special Improvement District Nos. 808 & 810, Special Assessment, 4.00%, 06/01/2020	185,000	188,291
Nevada System of Higher Education, Revenue Bonds Series A, 5.00%, 07/01/2021 - 07/01/2024	50,000	54,509

		6,160,085

New Hampshire - 0.1%
New Hampshire Housing Finance Authority, Revenue Bonds, 3.55%, 07/01/2037	925,000	885,882
State of New Hampshire, General Obligation Unlimited, Series C, 5.00%, 05/01/2028	100,000	100,000

		985,882

New Jersey - 9.5%
Camden County Improvement Authority, Revenue Bonds
5.00%, 01/15/2026	255,000	284,460
Series A,
4.00%, 12/01/2018	40,000	40,063
5.00%, 01/15/2029	375,000	420,754

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
Casino Reinvestment Development Authority, Revenue Bonds, AGM, 5.00%, 11/01/2026	$ 575,000	$ 622,587
City of Atlantic City, General Obligation Unlimited, Series B, AGM, 5.00%, 03/01/2037	1,200,000	1,295,712
City of Bayonne, General Obligation Unlimited AGM, 5.00%, 08/01/2023 - 08/01/2024	170,000	188,872
City of New Brunswick, General Obligation Unlimited, AGM, 5.00%, 09/15/2027	185,000	215,342
City of Newark, General Obligation Unlimited, Series A, 5.00%, 10/01/2020	55,000	56,874
City of Paterson, General Obligation Unlimited, BAM, 5.00%, 01/15/2024	535,000	571,476
City of Trenton, General Obligation Unlimited
AGM,
5.00%, 07/15/2034	250,000	276,495
BAM,
5.00%, 07/15/2022 - 12/01/2023	5,855,000	6,354,837
Cumberland County Improvement Authority, Revenue Bonds
AGM,
4.00%, 01/01/2019	100,000	100,351
BAM,
4.00%, 12/15/2028	675,000	705,429
5.00%, 12/15/2023 - 12/15/2027	2,145,000	2,399,658
Essex County Improvement Authority, Revenue Bonds, Series A, 5.00%, 12/01/2035	535,000	363,019
Garden State Preservation Trust, Revenue Bonds
Series A, AGM,
5.75%, 11/01/2028	4,920,000	5,692,096
Series C, AGM,
5.13%, 11/01/2019	105,000	107,991
5.25%, 11/01/2021	45,000	48,444
Greater Egg Harbor Regional High School District, General Obligation Unlimited
AGM,
4.00%, 02/01/2028 - 02/01/2031	1,135,000	1,177,273
5.00%, 02/01/2023 - 02/01/2024	2,345,000	2,622,488
Little Egg Harbor Board of Education, General Obligation Unlimited, AGM, 4.00%, 01/15/2021	125,000	129,509
Matawan-Aberdeen Regional School District, General Obligation Unlimited, 5.00%, 09/15/2019	25,000	25,656

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
New Brunswick Parking Authority, Revenue Bonds
BAM,
5.00%, 09/01/2019	$ 220,000	$ 225,570
Series A, BAM,
5.00%, 09/01/2023	125,000	138,651
New Jersey Building Authority, Revenue Bonds
Series A,
5.00%, 12/15/2022	45,000	45,686
Series A, BAM,
5.00%, 06/15/2028	465,000	514,555
New Jersey Economic Development Authority, Revenue Bonds
Series A,
3.50%, 09/01/2022 (A)	120,000	117,758
4.25%, 09/01/2027 (A)	200,000	193,826
5.00%, 06/15/2022 - 06/15/2025	9,400,000	10,160,184
5.00%, 09/01/2037 (A)	750,000	725,077
5.38%, 09/01/2033 (A)	250,000	255,245
5.63%, 09/01/2038 (A)	335,000	341,174
Series A, BAM,
3.13%, 07/01/2031	2,500,000	2,336,325
5.00%, 06/15/2021 - 07/01/2028	12,930,000	14,168,851
Series A, BAM-TCRS,
5.00%, 06/15/2027 - 06/15/2030	16,025,000	17,867,534
Series B,
4.25%, 09/01/2022 (A) (C)	180,000	176,699
Series C,
4.00%, 06/15/2025	1,825,000	1,876,264
Series C, BAM-TCRS,
5.00%, 06/15/2026	2,805,000	3,139,889
Series DDD,
5.00%, 06/15/2024	2,000,000	2,171,960
Series DDD, BAM-TCRS,
5.00%, 06/15/2026 - 06/15/2035	7,975,000	8,864,644
Series K, AMBAC,
5.50%, 12/15/2019	100,000	103,277
Series PP, AGM-CR,
5.00%, 06/15/2025	14,450,000	15,839,801
Series UU, AGM-CR,
5.00%, 06/15/2025	1,230,000	1,348,301
New Jersey Educational Facilities Authority, Revenue Bonds
Series D, AGM,
5.00%, 07/01/2024	2,485,000	2,779,075
Series E, BAM,
5.00%, 07/01/2023	155,000	171,306
Series F, AGC,
4.00%, 07/01/2020	785,000	807,035
Series H, AGM,
5.00%, 07/01/2026	760,000	855,068
New Jersey Health Care Facilities Financing Authority, Revenue Bonds
4.00%, 11/15/2018	50,000	50,036
5.00%, 07/01/2023	50,000	54,587
5.50%, 07/01/2029	100,000	102,334
Series A, AGM,
5.00%, 07/01/2024	1,005,000	1,112,254

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds
Series A,
2.60%, 11/01/2024	$ 2,200,000	$ 2,160,334
2.85%, 11/01/2025	1,830,000	1,805,954
Series B,
2.00%, 05/01/2021	3,825,000	3,794,553
Series F, FHLMC,
3.35%, 12/01/2030	1,255,000	1,242,663
New Jersey Transportation Trust Fund Authority, Revenue Bonds
Series A, AGM-CR,
5.50%, 12/15/2022	3,030,000	3,348,604
Series A, AGM-CR, AMBAC,
5.00%, 12/15/2034	45,000	45,068
Series A, AMBAC,
4.75%, 12/15/2037	50,000	50,064
5.00%, 12/15/2024	110,000	110,154
Series A-1,
5.00%, 06/15/2023	200,000	216,948
Series B, AMBAC,
5.25%, 12/15/2023	30,000	33,031
New Jersey Turnpike Authority, Revenue Bonds, Series B, 5.00%, 01/01/2033	15,000	16,875
Newark Housing Authority, Revenue Bonds AGM, 4.00%, 12/01/2029 - 12/01/2030	415,000	420,625
Passaic County Improvement Authority, Revenue Bonds 5.00%, 05/01/2019 - 05/01/2020	250,000	257,661
Pitman School District, General Obligation Unlimited, AGM, 4.00%, 08/01/2024	720,000	769,493
River Edge School District, General Obligation Unlimited, 3.00%, 02/01/2020	25,000	25,291
South Jersey Transportation Authority LLC, Revenue Bonds, Series A, NATL, 4.50%, 11/01/2035	75,000	75,142
Tobacco Settlement Financing Corp., Revenue Bonds Series A, 5.00%, 06/01/2022 - 06/01/2023	6,550,000	7,096,242
Town of Kearny, General Obligation Unlimited, Series A, AGM, 5.00%, 02/01/2023	535,000	583,594
Township of Dennis, General Obligation Unlimited, 2.00%, 10/01/2019	100,000	99,876
Township of Lakewood, General Obligation Unlimited, BAM, 4.00%, 11/01/2019	45,000	45,817

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
Township of Little Falls, General Obligation Unlimited, 4.00%, 08/01/2019	$ 90,000	$ 91,273
Trenton Parking Authority, Revenue Bonds Series B, AGM, 4.00%, 04/01/2023 - 04/01/2028	2,060,000	2,155,208

		134,686,822

New Mexico - 0.4%
City of Farmington, Revenue Bonds
Fixed until 06/01/2022, 2.13% (E), 06/01/2040	1,500,000	1,459,215
Series A,
Fixed until 04/01/2020, 1.88% (E), 04/01/2029	1,900,000	1,879,423
City of Hobbs, Revenue Bonds, Series A, 4.50%, 12/01/2034	260,000	260,772
New Mexico Mortgage Finance Authority, Revenue Bonds
Series A-1,
1.65%, 09/01/2021	15,000	14,682
Series A-1, GNMA, FNMA, FHLMC,
3.45%, 07/01/2033	1,035,000	1,003,598
3.70%, 07/01/2038	1,505,000	1,441,895

		6,059,585

New York - 4.5%
Brooklyn Arena Local Development Corp., Revenue Bonds, Series A, AGM, 4.00%, 07/15/2035	2,500,000	2,524,300
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds
5.00%, 10/01/2037	400,000	436,564
Series A,
3.88%, 08/01/2027	2,545,000	2,519,728
5.00%, 08/01/2037	1,320,000	1,365,263
Build NYC Resource Corp., Revenue Bonds, 5.00%, 07/01/2041	100,000	103,274
City of Niagara Falls, General Obligation Limited BAM, 5.00%, 05/15/2024 - 05/15/2028	320,000	359,526
City of Yonkers, General Obligation Limited, Series E, AGM, 5.00%, 09/01/2024	405,000	456,326
County of Suffolk, General Obligation Limited
Series A, AGM,
3.00%, 06/15/2025	3,205,000	3,237,627
Series D, BAM,
4.00%, 10/15/2027 - 10/15/2029	11,585,000	12,276,454
5.00%, 10/15/2023	235,000	260,817
County of Suffolk, General Obligation Unlimited, Series B, 5.00%, 11/01/2018	200,000	200,000

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
Dutchess County Local Development Corp., Revenue Bonds 5.00%, 07/01/2032 - 07/01/2036	$ 605,000	$ 656,995
Hudson City School District, General Obligation Unlimited
AGM,
3.13%, 06/15/2024	55,000	56,124
3.25%, 06/15/2028 - 06/15/2035	3,490,000	3,399,242
Jefferson County Civic Facility Development Corp., Revenue Bonds, Series A, 4.00%, 11/01/2030	350,000	345,730
Lockport City School District, General Obligation Unlimited
2.25%, 08/01/2027	820,000	770,021
2.50%, 08/01/2028	1,195,000	1,119,894
Metropolitan Transportation Authority, Revenue Bonds
Series A,
5.00%, 11/15/2025	50,000	54,871
Series D,
5.00%, 11/15/2030	2,500,000	2,698,575
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds, Series A, 5.00%, 11/15/2051	2,000,000	2,101,580
New York City Housing Development Corp., Revenue Bonds
Series C-1,
2.25%, 05/01/2026	955,000	918,443
2.30%, 11/01/2026	925,000	888,203
2.40%, 05/01/2027	850,000	816,952
2.45%, 11/01/2027	190,000	182,541
2.55%, 05/01/2028	370,000	350,057
Series C1A,
2.25%, 11/01/2025	75,000	71,702
Series I, FNMA,
Fixed until 02/01/2026, 2.95% (E), 11/01/2045	4,950,000	4,832,734
New York City Industrial Development Agency, Revenue Bonds, FGIC, 4.50%, 03/01/2039	215,000	215,108
New York State Dormitory Authority, Revenue Bonds
4.00%, 02/15/2019	150,000	150,899
6.13%, 12/01/2029	100,000	100,352
Series A,
5.00%, 12/15/2029 - 08/01/2035	4,045,000	4,437,204
New York State Housing Finance Agency, Revenue Bonds
Series E, GNMA, FNMA, FHLMC,
1.00%, 11/01/2019	690,000	681,209
Series H, GNMA, FNMA, FHLMC,
1.60%, 05/01/2021	2,750,000	2,699,592
1.65%, 11/01/2021	4,970,000	4,861,405

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
New York State Thruway Authority, Revenue Bonds, Series A, 5.00%, 01/01/2051	$ 485,000	$ 519,920
Niagara Falls City School District, Certificate of Participation, AGM, 5.00%, 06/15/2024	340,000	378,821
Niagara Frontier Transportation Authority, Revenue Bonds
Series A1, AGM,
4.56% (E), 04/01/2024 07/27/2017	25,000	25,000
Series C, AGM,
4.40% (E), 04/01/2024 07/27/2017	75,000	75,000
Niagara Tobacco Asset Securitization Corp., Revenue Bonds, 4.00%, 05/15/2029	145,000	146,227
North East Joint Fire District, General Obligation Limited, Series A, BAM, 3.50%, 12/15/2019	60,000	61,057
Port Authority of New York & New Jersey, Revenue Bonds, 5.00%, 09/01/2048	2,160,000	2,398,939
State of New York Mortgage Agency, Revenue Bonds
Series 190,
3.45%, 10/01/2030	110,000	110,267
Series 197,
1.90%, 04/01/2025	925,000	880,100
Town of Oyster Bay, General Obligation Limited, AGM-CR, 4.00%, 02/15/2024	2,165,000	2,283,036
TSASC, Inc., Revenue Bonds, Series A, 5.00%, 06/01/2024	140,000	154,134
Westchester County Local Development Corp., Revenue Bonds, 5.00%, 11/01/2026	675,000	746,179
Windsor Central School District, General Obligation Unlimited
2.00%, 06/15/2020	115,000	114,999
3.00%, 06/15/2030 - 06/15/2031	285,000	274,101

		64,317,092

North Carolina - 0.7%
City of Charlotte, Certificate of Participation, Series A, 5.00%, 12/01/2021	25,000	27,050
North Carolina Housing Finance Agency, Revenue Bonds
Series 37-B, GNMA, FNMA,
1.95%, 07/01/2023	65,000	63,294
Series 38-B,
2.38%, 01/01/2025	2,050,000	1,992,641

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
North Carolina (continued)
North Carolina Housing Finance Agency, Revenue Bonds (continued)
2.45%, 07/01/2025	$ 1,705,000	$ 1,656,408
2.65%, 01/01/2026	1,155,000	1,136,416
2.80%, 01/01/2027	280,000	275,366
2.95%, 01/01/2028	170,000	166,377
University of North Carolina at Wilmington, Revenue Bonds, 4.00%, 06/01/2030	215,000	225,163
Winston-Salem State University, Revenue Bonds BAM, 5.00%, 06/01/2029 - 06/01/2036	4,000,000	4,383,837

		9,926,552

North Dakota - 0.9%
City of Mandan, Revenue Bonds, Series A, 4.00%, 09/01/2034	1,010,000	1,031,574
County of Burleigh Multi-County Sales Tax Revenue, Revenue Bonds Series A, AGM, 3.00%, 11/01/2024 - 11/01/2025	905,000	914,187
Fargo Public School District No. 1, General Obligation Limited, Series A, 3.00%, 08/01/2026	25,000	25,236
Grand Forks Park District, Revenue Bonds, 3.00%, 12/01/2020	245,000	249,163
Jamestown Park District, Revenue Bonds
Series A,
3.00%, 07/01/2035	4,050,000	3,548,731
4.00%, 07/01/2026 - 07/01/2033	4,435,000	4,583,083
North Dakota Housing Finance Agency, Revenue Bonds
2.80%, 07/01/2023	55,000	55,383
Series C,
2.55%, 01/01/2028	775,000	728,167
Series D,
2.80%, 01/01/2025	810,000	817,776
2.85%, 07/01/2025	745,000	750,848

		12,704,148

Ohio - 2.6%
Allen East Local School District, General Obligation Unlimited, Zero Coupon, 12/01/2021	130,000	120,059
American Municipal Power, Inc., Revenue Bonds, Series C, 5.25%, 02/15/2019	45,000	45,423
Brunswick City School District, General Obligation Unlimited Series A, 5.00%, 12/01/2024 - 12/01/2037	3,155,000	3,458,062
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series A-2,
5.13%, 06/01/2024	1,465,000	1,415,512
5.38%, 06/01/2024	365,000	356,149

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Butler County Port Authority, Revenue Bonds, Series A, 5.00%, 12/01/2024	$ 545,000	$ 596,644
Cardinal Local School District, Certificate of Participation, 5.25%, 04/01/2038	2,225,000	2,148,727
City of Marysville Wastewater Treatment System Revenue, Revenue Bonds, BAM, 5.00%, 12/01/2023	280,000	311,926
Cleveland Heights & University Heights City School District, General Obligation Unlimited 4.00%, 12/01/2029 - 12/01/2030	1,395,000	1,472,986
Cleveland-Cuyahoga County Port Authority, Revenue Bonds Series C, 3.00%, 11/15/2018 - 11/15/2023	745,000	749,552
Cleveland-Cuyahoga County Port Authority, Tax Allocation Series D, 3.00%, 05/15/2019 - 05/15/2023	1,870,000	1,885,001
County of Butler, Revenue Bonds, 5.00%, 11/15/2027	65,000	74,227
County of Cuyahoga, Revenue Bonds, 4.00%, 02/15/2029	2,100,000	2,030,994
County of Franklin, Revenue Bonds, Series A, 5.00%, 11/01/2040	350,000	350,000
County of Lucas, Revenue Bonds
5.00%, 11/15/2023	810,000	856,186
Series D,
5.00%, 11/15/2018	25,000	25,023
County of Montgomery, Revenue Bonds, Series A, 5.00%, 05/01/2032	40,000	40,431
County of Scioto, Revenue Bonds, AGM-CR, 3.50%, 02/15/2038	3,055,000	2,823,736
County of Warren, Revenue Bonds 5.00%, 07/01/2022 - 07/01/2023	425,000	461,923
Dayton-Montgomery County Port Authority, Revenue Bonds, Series 1, 6.13%, 01/15/2025	730,000	741,001
East Knox Local School District, General Obligation Unlimited, BAM, 4.00%, 12/01/2030	260,000	275,278
Lancaster City School District, General Obligation Limited, Series B, 4.00%, 10/01/2030	200,000	208,444
Ohio Air Quality Development Authority, Revenue Bonds, Series E, 5.63%, 10/01/2019	6,690,000	6,804,867

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Ohio Higher Educational Facility Commission, Revenue Bonds
5.00%, 01/01/2019	$ 35,000	$ 35,171
5.75%, 11/15/2035	25,000	26,044
Ohio Housing Finance Agency, Revenue Bonds
Series D, GNMA, FNMA, FHLMC,
3.05%, 09/01/2032	2,250,000	2,069,235
3.40%, 09/01/2037	4,355,000	4,003,203
Pinnacle Community Infrastructure Financing Authority, Revenue Bonds, Series A, AGM, 4.00%, 12/01/2031	1,445,000	1,458,280
State of Ohio, Revenue Bonds, Series A, 5.00%, 01/15/2019	200,000	201,118
Summit County Development Finance Authority, Revenue Bonds
4.00%, 12/01/2028 - 12/01/2034	1,300,000	1,335,027
Series C,
4.00%, 11/15/2024 - 11/15/2025	335,000	349,462
Willoughby-Eastlake City School District, Certificate of Participation BAM, 4.00%, 03/01/2025 - 03/01/2029	360,000	376,875

		37,106,566

Oklahoma - 0.6%
Caddo County Governmental Building Authority, Revenue Bonds, 5.00%, 09/01/2027	435,000	471,109
Cleveland County Educational Facilities Authority, Revenue Bonds, 5.00%, 06/01/2023	45,000	49,635
Garfield County Educational Facilities Authority, Revenue Bonds, Series A, 5.00%, 09/01/2027	1,315,000	1,486,502
Grady County School Finance Authority, Revenue Bonds
3.00%, 12/01/2028 - 12/01/2030	355,000	323,050
4.00%, 12/01/2023 - 09/01/2029	950,000	1,009,173
5.00%, 09/01/2022 - 12/01/2027	3,725,000	4,184,598
Grand River Dam Authority, Revenue Bonds, Series A, 4.00%, 06/01/2024	385,000	414,691
Jefferson County Educational Facilities Authority, Revenue Bonds
3.25%, 12/01/2023	135,000	132,883
3.38%, 12/01/2024	135,000	132,844
Oklahoma County Independent School District No. 52, General Obligation Unlimited, Series A, 3.00%, 01/01/2019	100,000	100,173
Oklahoma Development Finance Authority, Revenue Bonds
5.00%, 06/01/2020	25,000	26,113

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Oklahoma (continued)
Oklahoma Development Finance Authority, Revenue Bonds (continued)
Series B,
3.00%, 06/01/2019	$ 500,000	$ 502,980
Oklahoma Water Resources Board, Revenue Bonds, Series B, 4.75%, 04/01/2039	55,000	57,722

		8,891,473

Oregon - 0.4%
County of Jackson Airport Revenue, Revenue Bonds AGM, 5.00%, 12/01/2030 - 12/01/2032	415,000	464,841
Klamath Falls Intercommunity Hospital Authority, Revenue Bonds
3.00%, 09/01/2035	820,000	714,728
5.00%, 09/01/2030	125,000	138,824
Oregon State Facilities Authority, Revenue Bonds
Series A,
5.00%, 10/01/2021	440,000	470,589
5.50%, 06/15/2035 (A)	750,000	752,422
State of Oregon Housing & Community Services Department, Revenue Bonds
Series A,
5.00%, 07/01/2019	75,000	76,460
Series B,
5.00%, 07/01/2019	45,000	45,867
Series D,
2.30%, 01/01/2026	1,230,000	1,150,579
2.45%, 01/01/2027	1,255,000	1,183,628

		4,997,938

Pennsylvania - 5.0%
Allegheny County Sanitary Authority, Revenue Bonds
AGM,
4.00%, 12/01/2033 - 12/01/2035	640,000	651,326
5.00%, 12/01/2024	30,000	34,115
Allentown City School District, General Obligation Limited, AGM, 4.00%, 02/15/2023	5,580,000	5,832,383
Allentown City School District, General Obligation Unlimited, Series A, AGM, 4.00%, 03/15/2019	75,000	75,444
Altoona Area School District, General Obligation Limited BAM, 5.00%, 12/01/2036 - 12/01/2039	1,350,000	1,467,567
Berks County Municipal Authority, Revenue Bonds, Series A3, 4.75%, 11/01/2018	100,000	100,000
Bristol Township School District, General Obligation Limited, BAM-TCRS, 5.00%, 06/01/2027	80,000	87,443

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Bucks County Industrial Development Authority, Revenue Bonds 5.00%, 10/01/2033 - 10/01/2037	$ 1,950,000	$ 2,101,812
Carbon County Area Vocational Technical School Authority, Revenue Bonds, AGM, 4.00%, 03/01/2024	150,000	157,107
Central Bradford Progress Authority, Revenue Bonds, 5.25%, 12/01/2019	95,000	98,272
Centre County Hospital Authority, Revenue Bonds, 3.00%, 11/15/2019	300,000	302,412
Chambersburg Area School District, General Obligation Limited, Series A, 3.25%, 03/01/2029	1,345,000	1,332,142
Cheltenham Township School District, General Obligation Limited, Series A, 5.00%, 02/15/2033	90,000	98,940
City of Philadelphia, General Obligation Unlimited, Series A, AGM, 5.00%, 12/15/2018	200,000	200,730
City of Philadelphia Water & Wastewater Revenue, Revenue Bonds, Series C, AGM, 5.00%, 08/01/2020	110,000	115,190
City of Reading, General Obligation Unlimited, BAM, 5.00%, 11/01/2021	795,000	846,365
Columbia Borough School District, General Obligation Limited, BAM, 2.80%, 02/15/2021	530,000	530,106
Commonwealth Financing Authority, Revenue Bonds
5.00%, 06/01/2034	1,000,000	1,094,740
Series B-1, AGM,
5.00%, 06/01/2025	2,950,000	3,329,930
Commonwealth of Pennsylvania, General Obligation Unlimited Series A, AGM-CR, 4.00%, 09/15/2030 - 09/15/2031	22,130,000	23,010,125
Council Rock School District, General Obligation Limited, Series D, 2.25%, 11/15/2023	320,000	316,685
County of Bedford, General Obligation Unlimited, Series A, BAM, 3.00%, 09/01/2019	100,000	100,538
County of Northumberland, General Obligation Unlimited, BAM, 5.00%, 12/01/2024	305,000	344,818

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Dallas School District, General Obligation Limited, BAM, 4.50%, 04/01/2024	$ 150,000	$ 162,960
Erie County Conventional Center Authority, Revenue Bonds, 5.00%, 01/15/2026	1,725,000	1,936,502
Fairview School District, General Obligation Limited Series A, 4.00%, 02/01/2024 - 02/01/2027	1,590,000	1,676,089
Indiana County Hospital Authority, Revenue Bonds, Series A, 5.50%, 06/01/2029	250,000	260,760
Lancaster School District, General Obligation Limited, Series A, AGM, 5.00%, 06/01/2031	735,000	817,996
Montgomery County Industrial Development Authority, Revenue Bonds, Fixed until 04/01/2020, 2.50% (E), 10/01/2030	125,000	124,483
Penn Hills School District, General Obligation Limited
BAM,
5.00%, 11/15/2023 - 11/15/2024	430,000	472,550
Series A, BAM,
5.00%, 11/15/2025	220,000	242,438
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, 5.00%, 07/15/2020	50,000	52,001
Pennsylvania Housing Finance Agency, Revenue Bonds
Series 119,
1.85%, 04/01/2022	1,095,000	1,071,140
Series 121,
2.20%, 04/01/2026	1,955,000	1,849,195
2.25%, 10/01/2026	1,275,000	1,203,740
2.35%, 04/01/2027	3,505,000	3,306,582
Series 124B,
2.30%, 04/01/2026	1,415,000	1,366,069
2.40%, 10/01/2026	745,000	721,391
2.45%, 04/01/2027	1,600,000	1,537,280
2.55%, 10/01/2027	1,450,000	1,391,565
2.65%, 04/01/2028	1,700,000	1,627,172
2.75%, 10/01/2028	1,580,000	1,507,004
Pennsylvania Turnpike Commission, Revenue Bonds
5.00%, 12/01/2037	15,000	15,942
Series B,
5.00%, 12/01/2038	1,500,000	1,648,215
Series B-2, AGM,
5.00%, 06/01/2033	60,000	65,873
Perkasie Regional Authority, Revenue Bonds, BAM, 2.75%, 02/01/2025	50,000	50,017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Philadelphia Gas Works Co., Revenue Bonds
4.00%, 10/01/2036 - 10/01/2037	$ 425,000	$ 422,151
5.00%, 08/01/2024	200,000	222,750
Reading Area Water Authority, Revenue Bonds, AGM, 4.00%, 12/01/2025	245,000	257,444
Reading School District, General Obligation Unlimited Series A, AGM, 5.00%, 02/01/2026 - 02/01/2027	2,115,000	2,358,150
School District of Philadelphia, General Obligation Unlimited, Series A, NATL, 4.38%, 06/01/2034	50,000	50,073
Seneca Valley School District, General Obligation Unlimited, Series A, 4.00%, 03/01/2019	200,000	201,332
State Public School Building Authority, Revenue Bonds
5.00%, 03/01/2019 - 09/15/2022	220,000	234,318
5.25%, 03/01/2020	115,000	119,601
AGM,
5.00%, 10/01/2020 - 10/01/2023	260,000	280,241
BAM-TCRS,
5.00%, 10/01/2019	210,000	215,403
Series A, AGM,
5.00%, 10/01/2020 - 10/01/2023	1,075,000	1,145,823
Sto Rox School District, General Obligation Limited, BAM, 3.13%, 12/15/2027	705,000	685,570

		71,528,010

Puerto Rico - 1.9%
Children’s Trust Fund, Revenue Bonds, 5.63%, 05/15/2043	125,000	126,701
Commonwealth of Puerto Rico, General Obligation Unlimited
AGC-ICC,
5.00%, 07/01/2034	120,000	124,573
AGM,
5.13%, 07/01/2030	10,000	10,458
5.25%, 07/01/2020	60,000	62,232
5.50%, 07/01/2019	590,000	600,614
AGM-CR,
4.50%, 07/01/2023	100,000	100,245
Series A, AGC-ICC,
5.00%, 07/01/2020 - 07/01/2034	530,000	550,776
5.25%, 07/01/2020	275,000	284,218
5.50%, 07/01/2029	140,000	157,217
Series A, AGC-ICC, FGIC,
5.50%, 07/01/2020	175,000	182,215
Series A, AGM,
4.00%, 07/01/2022	470,000	481,252
5.00%, 07/01/2035	870,000	918,459

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, General Obligation Unlimited (continued)
5.25%, 07/01/2024	$ 285,000	$ 303,360
6.00%, 07/01/2034	440,000	476,529
Series A-4, AGM,
5.00%, 07/01/2031	100,000	103,000
Series B, AGC-ICC,
5.00%, 07/01/2035	645,000	668,446
Series C, AGM,
5.75%, 07/01/2037	305,000	319,567
Series D, AGM,
4.13%, 07/01/2020	75,000	75,043
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Series A, AGC, 5.13%, 07/01/2047	455,000	467,431
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, AGC,
4.50%, 07/01/2036	1,765,000	1,751,780
5.00%, 07/01/2027	535,000	560,626
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, AGM,
3.65%, 07/01/2024	620,000	605,982
5.00%, 07/01/2023	40,000	41,274
Series RR, AGC,
5.00%, 07/01/2028	320,000	335,040
Series RR, AGM,
5.00%, 07/01/2020	1,055,000	1,085,532
Series SS, AGC,
4.38%, 07/01/2030	135,000	135,000
Series SS, AGM,
5.00%, 07/01/2019 - 07/01/2030	2,285,000	2,379,494
Series TT, AGM-CR,
4.20%, 07/01/2019	145,000	145,283
Series UU, AGC,
4.25%, 07/01/2027	20,000	20,001
5.00%, 07/01/2026	575,000	603,577
Series UU, AGM,
4.00%, 07/01/2023	115,000	115,213
5.00%, 07/01/2020 - 07/01/2024	1,185,000	1,236,412
Series V, AGM,
5.25%, 07/01/2027	80,000	88,178
Puerto Rico Highway & Transportation Authority, Revenue Bonds
AGC-ICC,
5.00%, 07/01/2028	20,000	20,940
Series A, AGC-ICC,
4.75%, 07/01/2038	100,000	100,011
Series A, AGM-CR,
4.75%, 07/01/2038	235,000	235,026
Series CC, AGM,
5.25%, 07/01/2032 - 07/01/2036	495,000	549,304
Series CC, AGM-CR,
5.50%, 07/01/2029 - 07/01/2031	160,000	180,926
Series D, AGM,
5.00%, 07/01/2027 - 07/01/2032	3,520,000	3,672,108

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Series E, AGM,
5.50%, 07/01/2020 - 07/01/2023	$ 185,000	$ 197,952
Series L, AGC,
5.25%, 07/01/2019	100,000	101,636
Series M, AGC-ICC,
5.00%, 07/01/2032 - 07/01/2037	1,150,000	1,184,849
Series N, AGC,
5.25%, 07/01/2034 - 07/01/2036	240,000	265,825
Series N, AGM-CR, AGC,
5.25%, 07/01/2034	305,000	338,492
Series N, AGM-CR, AGC-ICC,
5.50%, 07/01/2025	95,000	105,304
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Series B, AGC-ICC, 5.00%, 07/01/2041	25,000	25,756
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, AGM,
4.20%, 08/01/2020	75,000	75,052
5.00%, 08/01/2019 - 08/01/2030	2,600,000	2,702,780
5.25%, 08/01/2020	105,000	108,612
Series C, AGC,
5.25%, 08/01/2020	110,000	114,291
Puerto Rico Public Buildings Authority, Revenue Bonds
AGC-ICC,
5.25%, 07/01/2033	275,000	287,257
Series I, AGC-ICC,
5.00%, 07/01/2036	290,000	300,034
Series L, AGM-CR,
5.50%, 07/01/2021	125,000	128,942
Series N, AGC-ICC,
5.00%, 07/01/2032	195,000	203,122
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds
Series A, AGM,
5.00%, 08/01/2040	310,000	316,231
Series C, AGM,
5.13%, 08/01/2042	80,000	82,404

		26,412,582

Rhode Island - 1.6%
Providence Public Building Authority, Revenue Bonds Series A, AGM, 5.00%, 09/15/2024 - 09/15/2037	14,560,000	16,230,793
Providence Redevelopment Agency, Revenue Bonds
Series A, AGM,
5.00%, 04/01/2025	565,000	623,534
Series A, AGM-CR,
5.00%, 04/01/2027	1,250,000	1,374,937
Rhode Island Health & Educational Building Corp., Revenue Bonds
5.00%, 05/15/2028 - 05/15/2029	2,425,000	2,664,015

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Rhode Island (continued)
Rhode Island Health & Educational Building Corp., Revenue Bonds (continued)
AGM,
4.00%, 05/15/2024	$ 650,000	$ 689,052
Series C,
5.00%, 09/15/2027	180,000	202,910
Rhode Island Turnpike & Bridge Authority, Revenue Bonds, Series A, 5.00%, 10/01/2024	130,000	145,484
Tobacco Settlement Financing Corp., Revenue Bonds Series A, 5.00%, 06/01/2023 - 06/01/2027	1,055,000	1,147,454
Town of West Warwick, General Obligation Unlimited, Series A, BAM, 5.00%, 10/01/2019	165,000	168,716

		23,246,895

South Carolina - 0.4%
City of Georgetown Combined Public Utility Revenue, Revenue Bonds, Series A, BAM, 4.00%, 06/01/2029	595,000	630,283
SCAGO Educational Facilities Corp. for Williamsburg School District, Revenue Bonds Series B, BAM, 5.00%, 12/01/2024 - 12/01/2025	885,000	986,907
South Carolina Jobs-Economic Development Authority, Revenue Bonds, 5.00%, 10/01/2026 (A)	3,050,000	3,187,646
South Carolina Public Service Authority, Revenue Bonds, Series A, AGM-CR, 5.00%, 12/01/2036	125,000	130,949
South Carolina State Housing Finance & Development Authority, Revenue Bonds, GNMA, FNMA, FHLMC, 2.00%, 07/01/2020	85,000	84,750
State of South Carolina, General Obligation Unlimited, 3.00%, 04/01/2026	200,000	200,060

		5,220,595

South Dakota - 0.9%
South Dakota Health & Educational Facilities Authority, Revenue Bonds, Series B, 3.00%, 08/01/2019	435,000	438,071
South Dakota Housing Development Authority, Revenue Bonds
Series B,
3.13%, 11/01/2036	130,000	118,001
Series B, GNMA, FNMA, FHLMC,
2.20%, 11/01/2024	665,000	630,227
2.30%, 05/01/2025	600,000	570,456
2.45%, 11/01/2025	290,000	283,234

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
South Dakota (continued)
South Dakota Housing Development Authority, Revenue Bonds (continued)
2.55%, 05/01/2026	$ 1,860,000	$ 1,815,658
2.65%, 11/01/2026	330,000	323,687
2.75%, 05/01/2027	970,000	944,605
2.80%, 11/01/2027	1,330,000	1,290,020
2.85%, 05/01/2028	1,710,000	1,647,106
2.95%, 11/01/2028	440,000	419,940
Series C,
2.00%, 05/01/2023	20,000	19,544
Series F, GNMA, FNMA, FHLMC,
2.60%, 05/01/2027	860,000	824,981
2.65%, 11/01/2027	1,285,000	1,227,214
2.70%, 05/01/2028	390,000	371,362
2.75%, 11/01/2028	1,425,000	1,357,541

		12,281,647

Tennessee - 2.1%
Chattanooga Health Educational & Housing Facility Board, Revenue Bonds, 5.00%, 10/01/2027	675,000	740,151
Greeneville Health & Educational Facilities Board, Revenue Bonds, Series A, 5.00%, 07/01/2034	3,000,000	3,203,940
Knox County Health Educational & Housing Facility Board, Revenue Bonds, Series A, 5.00%, 01/01/2026	100,000	112,734
Tennessee Housing Development Agency, Revenue Bonds
2.45%, 01/01/2024	260,000	259,371
2.75%, 01/01/2025	40,000	40,384
2.80%, 07/01/2025	280,000	281,350
2.95%, 01/01/2026	45,000	45,347
3.00%, 01/01/2031	450,000	426,564
Series 1C,
2.35%, 07/01/2021	1,275,000	1,268,778
Series 2B,
2.30%, 01/01/2022	285,000	282,159
2.55%, 01/01/2028	390,000	377,239
2.70%, 07/01/2024	195,000	191,570
Series B2,
2.05%, 01/01/2024	890,000	867,741
2.15%, 07/01/2024	265,000	258,616
2.25%, 01/01/2025	1,000,000	977,370
2.40%, 07/01/2025	2,000,000	1,964,800
2.55%, 01/01/2026	120,000	118,447
2.60%, 07/01/2026	800,000	789,560
2.80%, 07/01/2027	2,270,000	2,233,839
2.85%, 01/01/2028	3,205,000	3,136,413
2.95%, 07/01/2028	3,155,000	3,092,373
3.00%, 01/01/2029	3,000,000	2,922,750
3.05%, 07/01/2029	3,100,000	3,011,650
3.15%, 01/01/2030	2,820,000	2,736,979

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Tennessee (continued)
Tennessee State School Bond Authority, Revenue Bonds, Series C, 5.00%, 05/01/2019	$ 30,000	$ 30,171

		29,370,296

Texas - 4.8%
Arlington Higher Education Finance Corp., Revenue Bonds, Series A, 3.80%, 08/15/2026	350,000	340,994
Bexar County Health Facilities Development Corp., Revenue Bonds 5.00%, 07/15/2023 - 07/15/2026	650,000	698,880
Board of Managers Joint Guadalupe County-City of Seguin Hospital, Revenue Bonds 5.00%, 12/01/2018 - 12/01/2022	5,165,000	5,314,020
Camino Real Regional Mobility Authority, Revenue Bonds, AGM, 5.00%, 06/01/2024	470,000	526,160
Centerville Independent School District, General Obligation Unlimited, 4.00%, 08/15/2036	585,000	593,453
City of Bryan Rural Electric System Revenue, Revenue Bonds, 5.00%, 07/01/2025	30,000	33,869
City of College Station, General Obligation Limited, 5.00%, 02/15/2019	100,000	100,873
City of Corpus Christi Utility System Revenue, Revenue Bonds, 5.00%, 07/15/2019	60,000	61,219
City of Laredo International Toll Bridge System Revenue, Revenue Bonds, AGM, 5.00%, 10/01/2022	90,000	97,952
City of Pearland, General Obligation Limited, 5.00%, 03/01/2023	25,000	27,604
City of Pflugerville, General Obligation Limited, 4.00%, 08/01/2022	95,000	100,309
City of Westworth Village, General Obligation Limited, BAM, 3.00%, 08/15/2019	35,000	35,285
Clifton Higher Education Finance Corp., Revenue Bonds, Series A, 5.00%, 08/15/2034	775,000	853,593
Colorado River Municipal Water District, Revenue Bonds 5.00%, 01/01/2022 - 01/01/2027	4,475,000	5,023,329
County of Bexar, General Obligation Limited, Series A, 5.00%, 06/15/2023	135,000	137,570
County of Denton, General Obligation Limited, 4.00%, 07/15/2029	50,000	52,765

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Dallas County Flood Control District No. 1, General Obligation Unlimited 5.00%, 04/01/2019 - 04/01/2024 (A)	$ 6,835,000	$ 7,116,929
Dallas/Fort Worth International Airport, Revenue Bonds, Series C, 5.00%, 11/01/2034	40,000	43,205
Del Mar College District, General Obligation Limited, 3.50%, 08/15/2019	100,000	101,123
Denton County Fresh Water Supply District No. 10, General Obligation Unlimited
AGM,
2.75%, 09/01/2029 - 09/01/2030	1,025,000	919,419
3.00%, 09/01/2031 - 09/01/2034	355,000	313,446
El Paso County Hospital District, General Obligation Limited 5.00%, 08/15/2020 - 08/15/2026	445,000	471,638
Fort Bend County Levee Improvement District No. 15, General Obligation Unlimited BAM, 4.00%, 09/01/2029 - 09/01/2032	380,000	393,112
Fort Bend County Levee Improvement District No. 17, General Obligation Unlimited, AGM, 4.70%, 09/01/2035	50,000	51,205
Fort Bend County Municipal Utility District No. 23, General Obligation Unlimited, BAM, 3.00%, 09/01/2019	60,000	60,367
Fort Bend County Municipal Utility District No. 30, General Obligation Unlimited BAM, 4.00%, 09/01/2035 - 09/01/2036	350,000	353,533
Grant Road Public Utility District, General Obligation Unlimited, AGC, 3.50%, 10/01/2023	750,000	750,765
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds
Series A,
4.38%, 11/15/2021	20,000	20,499
Series B,
5.50%, 12/01/2018	200,000	200,540
Harris County Municipal Utility District No. 290, General Obligation Unlimited, AGM, 3.00%, 03/01/2031	150,000	136,032
Harris County Municipal Utility District No. 399, General Obligation Unlimited AGM, 4.00%, 09/01/2032 - 09/01/2034	805,000	828,258

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Harris County Municipal Utility District No. 412, General Obligation Unlimited
MAC,
2.00%, 09/01/2019	$ 125,000	$ 124,614
3.00%, 09/01/2021	100,000	101,247
Harris County Municipal Utility District No. 419, General Obligation Unlimited AGM, 4.00%, 09/01/2031 - 09/01/2035	390,000	391,342
Houston Higher Education Finance Corp., Revenue Bonds, 5.00%, 08/15/2024	490,000	550,255
Hunt Memorial Hospital District, General Obligation Limited, 5.00%, 02/15/2024	15,000	16,556
Kingsbridge Municipal Utility District, General Obligation Unlimited, AGM, 3.50%, 03/01/2027	695,000	697,912
Laredo Independent School District, General Obligation Unlimited, 5.00%, 08/01/2019	75,000	76,613
Lower Colorado River Authority, Revenue Bonds, 5.00%, 05/15/2020	35,000	36,472
Metropolitan Transit Authority of Harris County, Revenue Bonds, Series A, 5.00%, 11/01/2020	40,000	41,187
Montgomery County Municipal Utility District No. 113, General Obligation Unlimited
AGM,
3.00%, 09/01/2030 - 09/01/2033	575,000	530,751
3.13%, 09/01/2034	210,000	190,438
Montgomery County Municipal Utility District No. 119, General Obligation Unlimited, BAM, 4.00%, 04/01/2024	375,000	392,265
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds
3.00%, 07/01/2021	580,000	568,905
4.00%, 07/01/2023 - 07/01/2028	2,835,000	2,766,148
5.00%, 01/01/2022 - 01/01/2028	3,980,000	4,162,264
Series A, AGM,
4.00%, 04/01/2019	100,000	100,731
Series A1,
4.00%, 07/01/2021 - 07/01/2036	2,265,000	2,296,040
5.00%, 07/01/2031 - 07/01/2046	1,635,000	1,762,176
Series B,
3.00%, 07/01/2019	125,000	125,316
4.00%, 07/01/2021 - 07/01/2031	2,985,000	3,016,002
4.25%, 07/01/2036	885,000	868,769
Series B1, AGM,
5.00%, 07/01/2058	750,000	783,735
Series C,
5.00%, 07/01/2022 - 07/01/2026	635,000	679,364

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Newark Higher Education Finance Corp., Revenue Bonds, Series A, 4.00%, 08/15/2024	$ 215,000	$ 229,635
North Central Texas Health Facility Development Corp., Revenue Bonds, 5.00%, 08/15/2022	90,000	98,555
North East Independent School District, General Obligation Unlimited, Series B, Fixed until 08/01/2021, 1.42% (E), 08/01/2040	5,735,000	5,564,040
Northeast Higher Education Finance Corp., Revenue Bonds, Series A, 4.00%, 08/15/2025	95,000	101,249
Northwest Harris County Municipal Utility District No. 19, General Obligation Unlimited
BAM,
3.00%, 10/01/2028	110,000	104,271
3.13%, 10/01/2030	385,000	354,000
Northwoods Road District No. 1, General Obligation Unlimited BAM, 4.00%, 08/15/2024 - 08/15/2027	405,000	435,459
Orange Grove Independent School District, General Obligation Unlimited, 4.00%, 08/15/2025	240,000	243,398
Pottsboro Higher Education Finance Corp., Revenue Bonds, Series A, 3.88%, 08/15/2026	415,000	400,745
Royal Independent School District, General Obligation Unlimited, 4.00%, 02/15/2024	490,000	492,440
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Series B, AGC, 4.50%, 09/01/2019	65,000	66,260
Texas Public Finance Authority, Revenue Bonds
BAM,
4.00%, 05/01/2029	700,000	712,264
5.00%, 11/01/2018	90,000	90,000
Travis County Municipal Utility District No. 4, General Obligation Unlimited, AGM, 4.00%, 09/01/2035	450,000	458,955
Trophy Club Public Improvement District No. 1, Special Assessment, AGM, 3.00%, 06/01/2024	173,000	172,292
University of Houston, Revenue Bonds, Series A, 5.00%, 02/15/2024	40,000	42,510

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
University of Texas System, Revenue Bonds, Series B, Fixed until 08/15/2021, 2.50% (E), 08/15/2036	$ 9,675,000	$ 9,133,684
Viridian Municipal Management District, General Obligation Unlimited BAM, 6.00%, 12/01/2023 - 12/01/2031	1,845,000	2,166,116
Washington County Junior College District, Revenue Bonds, BAM, 5.00%, 10/01/2024	485,000	548,700
West Ranch Management District, General Obligation Unlimited, MAC, 4.00%, 09/01/2032	280,000	284,211

		67,735,832

U. S. Virgin Islands - 0.0% (F)
Virgin Islands Public Finance Authority, Revenue Bonds, Series A, AGM-CR, 5.00%, 10/01/2032	200,000	211,780

Utah - 0.5%
City of South Jordan, Special Assessment, 3.13%, 11/01/2036	2,455,000	2,173,092
Jordan Valley Water Conservancy District, Revenue Bonds Series A, 5.00%, 10/01/2034 - 10/01/2035	970,000	1,036,138
Utah Charter School Finance Authority, Revenue Bonds
4.00%, 04/15/2020 - 10/15/2031	1,045,000	1,079,662
4.25%, 04/15/2034	120,000	122,694
4.30%, 04/15/2025 (A)	600,000	600,240
Series A,
5.00%, 10/15/2024 - 10/15/2025	1,010,000	1,120,022
Series G,
4.00%, 10/15/2022 - 10/15/2028	1,160,000	1,211,077
Washington County-St. George Interlocal Agency, Revenue Bonds, Series A, 4.00%, 12/01/2018	100,000	100,159

		7,443,084

Vermont - 0.9%
City of Burlington, General Obligation Unlimited
Series A,
5.00%, 11/01/2034 - 11/01/2037	900,000	999,238
Series A, AGM,
5.00%, 11/01/2032 - 11/01/2035	1,105,000	1,186,113
City of Burlington Waterworks System Revenue, Revenue Bonds 5.00%, 11/01/2034 - 11/01/2037	445,000	504,349

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Vermont (continued)
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds Series A, 5.00%, 12/01/2026 - 12/01/2027	$ 1,175,000	$ 1,334,185
Vermont Housing Finance Agency, Revenue Bonds
Series D, GNMA, FNMA, FHLMC,
2.60%, 11/01/2026	355,000	349,444
2.70%, 05/01/2027	5,000	4,933
2.90%, 05/01/2029	350,000	333,168
3.15%, 05/01/2033	2,185,000	2,051,103
Vermont Public Power Supply Authority, Revenue Bonds
Series A,
3.00%, 07/01/2019 - 07/01/2029	690,000	680,815
4.00%, 07/01/2020 - 07/01/2021	415,000	428,620
5.00%, 07/01/2022 - 07/01/2028	3,705,000	4,134,042

		12,006,010

Virginia - 0.8%
Alexandria Industrial Development Authority, Revenue Bonds 4.00%, 10/01/2019 - 10/01/2020	990,000	1,009,592
Capital Region Airport Commission, Revenue Bonds Series A, 5.00%, 07/01/2030 - 07/01/2033	310,000	342,071
Henrico County Economic Development Authority, Revenue Bonds, Series C, 3.50%, 12/01/2027	445,000	423,938
Virginia Housing Development Authority, Revenue Bonds
Series B,
1.20%, 11/01/2019	6,150,000	6,095,080
Series E,
2.30%, 12/01/2026	905,000	862,972
2.45%, 12/01/2027	1,080,000	1,026,443
2.60%, 12/01/2028	1,000,000	947,810

		10,707,906

Washington - 0.9%
Central Puget Sound Regional Transit Authority, Revenue Bonds, NATL, 4.75%, 02/01/2028	50,000	54,027
County of Pierce Sewer Revenue, Revenue Bonds, 5.00%, 08/01/2019	100,000	102,226
King County School District No. 414, General Obligation Unlimited, 5.00%, 12/01/2018	85,000	85,213
Port of Vancouver, Revenue Bonds, Series B, AGM, 5.00%, 12/01/2048	930,000	1,031,500
Public Utility District No. 1 of Cowlitz County, Revenue Bonds, 5.00%, 09/01/2019	155,000	158,703

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Washington (continued)
Seattle Housing Authority, Revenue Bonds, Series A, 3.40%, 12/01/2032	$ 450,000	$ 432,882
University of Washington, Revenue Bonds, Series C, 5.00%, 12/01/2018	500,000	501,270
Washington Health Care Facilities Authority, Revenue Bonds
Series A,
5.00%, 10/01/2019 - 08/15/2020	60,000	62,351
Series B,
5.00%, 10/01/2026	75,000	86,236
Washington State Housing Finance Commission, Revenue Bonds
3.20%, 07/01/2021 (A)	390,000	386,646
3.70%, 07/01/2023 (A)	200,000	198,470
5.00%, 07/01/2033 (A)	375,000	386,948
Series 2N, GNMA, FNMA, FHLMC,
2.20%, 12/01/2025	90,000	84,900
2.35%, 06/01/2026	225,000	210,044
Series 3N, GNMA, FNMA, FHLMC,
2.15%, 12/01/2023	35,000	34,255
2.25%, 06/01/2024	780,000	762,715
2.30%, 12/01/2024	595,000	579,119
2.40%, 06/01/2025	810,000	790,163
2.45%, 12/01/2025	565,000	550,242
2.60%, 06/01/2026	845,000	827,280
2.65%, 12/01/2026	720,000	704,563
2.70%, 06/01/2027	785,000	766,710
2.75%, 12/01/2027	805,000	787,210
2.80%, 06/01/2028	925,000	902,892
2.85%, 12/01/2028	640,000	625,683
3.25%, 12/01/2032	1,500,000	1,434,360
Series 3N-R, GNMA, FNMA, FHLMC,
2.05%, 12/01/2022	645,000	633,558

		13,180,166

West Virginia - 0.3%
City of Buckhannon, Revenue Bonds Series C, 4.25%, 08/01/2022 - 08/01/2023	1,090,000	1,088,412
West Virginia Economic Development Authority, Revenue Bonds, Fixed until 06/01/2022, 2.63% (E), 12/01/2042	1,000,000	990,030
West Virginia Housing Development Fund, Revenue Bonds, Series B, 3.70%, 11/01/2032	1,500,000	1,509,780

		3,588,222

Wisconsin - 1.2%
Central Brown County Water Authority, Revenue Bonds, Series A, 5.00%, 11/01/2019	50,000	51,379

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin (continued)
Milwaukee Housing Authority, Revenue Bonds, Series A, 3.38%, 07/01/2029	$ 200,000	$ 200,054
Public Finance Authority, Revenue Bonds
Series A,
3.38%, 12/01/2027	420,000	405,451
4.50%, 09/01/2026	145,000	138,394
5.00%, 06/01/2027 - 07/01/2038	725,000	777,170
State of Wisconsin, Revenue Bonds Series A, 5.00%, 05/01/2019	25,000	25,388
Wisconsin Health & Educational Facilities Authority, Revenue Bonds
3.50%, 08/01/2022	1,000,000	991,640
5.00%, 12/15/2018 - 08/01/2032	3,125,000	3,329,840
Class B,
4.25%, 07/01/2033	1,250,000	1,180,663
5.00%, 07/01/2053	1,000,000	967,960
Series A1,
5.00%, 07/01/2038	5,000,000	5,310,000
Series B-4,
Fixed until 06/01/2021, 5.00% (E), 11/15/2043	105,000	111,383
Wisconsin Housing & Economic Development Authority, Revenue Bonds, Series B, FNMA, 3.15%, 09/01/2030	3,885,000	3,739,468

		17,228,790

Wyoming - 0.3%
Wyoming Community Development Authority, Revenue Bonds, Series 2, 2.95%, 06/01/2033	4,010,000	3,635,266
Wyoming Municipal Power Agency, Inc., Revenue Bonds, Series A, BAM, 5.00%, 01/01/2042	235,000	254,794

		3,890,060

Total Municipal Government Obligations (Cost $1,389,451,100)		1,352,554,969

	Shares	Value
INVESTMENT COMPANIES - 0.4%
U.S. Fixed Income Funds - 0.4%
Nuveen AMT-Free Quality Municipal Income Fund	455,247	5,522,146
Putnam Managed Municipal Income Trust	22,000	147,840

Total Investment Companies (Cost $6,059,494)		5,669,986

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

Principal	Value
REPURCHASE AGREEMENT - 3.6%

Fixed Income Clearing Corp., 1.25% (H), dated 10/31/2018, to be repurchased at $50,949,835 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $51,970,317.

$ 50,948,066	$ 50,948,066

Total Repurchase Agreement (Cost $50,948,066)	50,948,066

Total Investments (Cost $1,446,458,660)	1,409,173,021
Net Other Assets (Liabilities) - 0.7%	9,419,047

Net Assets - 100.0%	$ 1,418,592,068

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Municipal Government Obligations	$—	$1,352,554,969	$—	$1,352,554,969
Investment Companies	5,669,986	—	—	5,669,986
Repurchase Agreement	—	50,948,066	—	50,948,066

Total Investments	$5,669,986	$1,403,503,035	$—	$1,409,173,021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $40,536,773, representing 2.9% of the Fund’s net assets.
(B)	Restricted securities. At October 31, 2018, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	BluePath Trust Revenue Bonds 2.75%, 09/01/2026	06/27/2016	$5,184,747	$5,022,302	0.4%

Municipal Government Obligations	Centerra Metropolitan District No. 1 Tax Allocation 2.70%, 12/01/2019	04/20/2017	493,007	493,552	0.0	(F)

Total			$5,677,754	$5,515,854	0.4%

(C)	Illiquid security. At October 31, 2018, the value of such securities amounted to $6,807,161 or 0.5% of the Fund’s net assets.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2018. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2018; the maturity date disclosed is the ultimate maturity date.
(H)	Rate disclosed reflects the yield at October 31, 2018.
(I)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

MUNICIPAL INSURER ABBREVIATIONS:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MAC	Municipal Assurance Corp.
NATL	National Public Finance Guarantee Corp.
XLCA	Syncora (formerly XL Capital Assurance, Inc.)

PORTFOLIO ABBREVIATIONS:

AMT	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
CR	Custodial Receipts
IBC	Insured Bond Certificate
ICC	Insured Custody Certificate
TCRS	Temporary Custodian Receipts

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica International Equity

(unaudited)

MARKET ENVIRONMENT

During the 12-month period ended on October 31, 2018, international equities declined in U.S. dollar terms with the MSCI EAFE Index falling -6.39%. Concerns about trade disputes, interest rates and the outcome of Great Britain leaving the European Union began to weigh on investor sentiment in the latter part of the period. Japan was the top-performing region in the index though it generated a negative return of -3.54%. Europe, down -9.62%, was the worst-performing region. Sector performance was mixed. Energy and health care had gains of 10.02% and 2.45%, respectively, to lead the index, while the worst-performing sectors financials and communication services were down -12.55% and -10.05%, respectively.

PERFORMANCE

For the year ended October 31, 2018, Transamerica International Equity (Class I) returned -7.49%. By comparison, its benchmark, the MSCI EAFE Index, returned -6.39%.

STRATEGY REVIEW

The Fund underperformed its benchmark, MSCI EAFE Index. Holdings in the United Kingdom, led lower by Micro Focus International PLC, weighed the most on relative performance. Struggling to integrate software assets acquired from Hewlett Packard Enterprises in 2017, the firm’s management forecasted a decline in revenue for the 2018 fiscal year. We sold our position believing the risk-reward tradeoff had worsened. Inmarsat PLC was another notable detractor in the U.K. The company saw margin pressure due to costs associated with outfitting ships and aircraft with receiving equipment for its new satellite-based broadband service. We remain confident in the long-term prospects of the company as these upfront costs begin to dissipate and the service contracts become profitable.

Our holdings in Japan, led by Sony Corp., were the top regional contributors. The multinational consumer electronics conglomerate enjoyed good results from its media and game segments and set higher profit targets for its semiconductor business. JXTG Holdings, Inc. was also a strong performer. The Japanese oil refiner’s margins expanded, as management executed on merger synergies.

On a sector basis, our information technology holdings were the biggest drag on relative performance. Notable detractors included Flex, Ltd., a Singapore-based contract manufacturer that disappointed investors when it ended a relationship with Nike, Inc.. Micro Focus International PLC, was another key detractor in the sector. Our industrial holdings also weighed on performance due partly to AP Moller – Maersk A/S. The Danish shipping conglomerate, which is in the midst of restructuring its business, was the victim of a cyber-attack. We viewed this as an extraordinary event from which the company recovered, and we believed its restructuring should result in a more efficient business model and higher profitability.

Our financial holdings, led by German securities exchange operator Deutsche Boerse AG, were the top contributors on a sector basis. The company’s new management introduced initiatives for continued profit growth driven by its clearing business as well as a diverse set of other services. DBS Group Holdings, Ltd. was another positive contributor. The Singapore-based bank holding company expected to increase its dividend payout following strong earnings throughout the year, supported by positive economic data in its primary markets of Hong Kong and Singapore. Our consumer staples holdings, led by two Japanese companies, also aided performance. FamilyMart UNY, a convenience store operator, and Coca-Cola Bottlers Japan, the largest Coke bottler in Japan, both benefited from improved financial performance related to integrating acquisitions made in recent years.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.6%
Other Investment Company	1.9
Repurchase Agreement	0.1
Net Other Assets (Liabilities)	(1.6)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica International Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(12.88)%	0.38%	3.54%	03/01/2011
Class A (NAV)	(7.82)%	1.52%	4.30%	03/01/2011
Class C (POP)	(9.39)%	0.81%	3.60%	03/01/2011
Class C (NAV)	(8.49)%	0.81%	3.60%	03/01/2011
Class I (NAV)	(7.49)%	1.87%	8.42%	12/18/1992
MSCI EAFE Index (A)	(6.39)%	2.50%	7.39%
Class I2 (NAV)	(7.40)%	1.98%	4.78%	03/01/2011
Class I3 (NAV)	(7.41)%	N/A	3.10%	03/10/2017
Class R (NAV)	(7.89)%	N/A	2.59%	03/10/2017
Class R4 (NAV)	(7.59)%	N/A	2.85%	03/10/2017
Class R6 (NAV)	(7.43)%	N/A	0.53%	05/29/2015
Class T1 (POP)	(9.91)%	N/A	0.05%	03/17/2017
Class T1 (NAV)	(7.58)%	N/A	1.64%	03/17/2017
Advisor Class (NAV)	(7.58)%	N/A	5.29%	12/16/2016

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments and relatively small size and lesser liquidity of the markets.

Transamerica Funds	Annual Report 2018

Transamerica International Equity

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 99.6%
Australia - 2.9%
BHP Billiton PLC, ADR	857,269	$ 34,505,077
Challenger, Ltd.	2,736,739	19,931,289
Macquarie Group, Ltd.	612,400	51,069,357
Qantas Airways, Ltd.	12,947,970	50,260,832

		155,766,555

Belgium - 1.9%
Groupe Bruxelles Lambert SA	526,820	48,995,898
KBC Group NV	784,200	54,043,966

		103,039,864

Brazil - 1.3%
Embraer SA, ADR	3,231,275	71,960,494

China - 0.7%
Baidu, Inc., ADR (A)	193,800	36,833,628

Denmark - 1.0%
AP Moller - Maersk A/S, Class B	41,435	52,299,666

France - 9.8%
Airbus SE	121,100	13,383,272
Arkema SA	433,760	45,507,318
Engie SA (B)	6,020,200	79,991,584
Peugeot SA	896,500	21,310,506
Publicis Groupe SA	720,068	41,682,519
Rexel SA	1,583,617	20,186,864
Sanofi	938,301	83,847,115
TOTAL SA	978,900	57,437,373
Veolia Environnement SA	4,032,151	80,358,746
Vivendi SA	3,685,224	88,881,366

		532,586,663

Germany - 11.6%
Allianz SE	286,102	59,600,722
Bayer AG	700,152	53,668,351
Deutsche Boerse AG	447,100	56,501,146
Fresenius SE & Co. KGaA	452,300	28,746,284
HeidelbergCement AG	1,095,200	74,325,115
Infineon Technologies AG	2,872,727	57,560,519
LANXESS AG	655,385	40,566,833
Merck KGaA	658,500	70,461,623
SAP SE	569,447	60,972,649
Siemens AG	659,895	75,852,832
Talanx AG (A)	734,284	26,236,905
TUI AG	1,507,402	24,912,766

		629,405,745

Hong Kong - 4.3%
China Mobile, Ltd.	6,685,300	62,627,076
CK Asset Holdings, Ltd.	7,277,500	47,360,111
CK Hutchison Holdings, Ltd.	7,841,300	78,978,506
First Pacific Co., Ltd.	12,055,012	5,394,700
Guangdong Investment, Ltd.	20,364,300	36,457,575

		230,817,968

Ireland - 3.0%
AIB Group PLC	8,188,200	39,477,978
DCC PLC	563,731	48,317,794
Ryanair Holdings PLC, ADR (A)	217,072	17,973,562
Smurfit Kappa Group PLC	1,839,915	59,816,755

		165,586,089

	Shares	Value
COMMON STOCKS (continued)
Italy - 2.8%
Azimut Holding SpA (B)	1,575,136	$ 19,394,020
Eni SpA	3,740,115	66,423,512
Mediobanca Banca di Credito Finanziario SpA	4,304,192	37,695,144
Prysmian SpA	1,488,422	28,915,124

		152,427,800

Japan - 24.3%
Astellas Pharma, Inc.	4,099,000	63,330,343
Bridgestone Corp.	869,300	33,519,579
Daiwa Securities Group, Inc.	10,206,900	58,533,607
Denka Co., Ltd.	1,067,680	34,723,844
FANUC Corp.	272,400	47,388,585
Fujitsu, Ltd.	289,560	17,616,357
Hitachi, Ltd.	2,035,380	62,221,963
Japan Airlines Co., Ltd.	1,879,800	66,716,260
JXTG Holdings, Inc.	13,029,200	88,038,076
Kuraray Co., Ltd.	3,569,000	49,022,050
MS&AD Insurance Group Holdings, Inc.	2,291,200	68,821,270
Nippon Telegraph & Telephone Corp.	1,203,300	49,622,403
ORIX Corp.	6,145,300	100,113,046
Resona Holdings, Inc.	8,272,200	43,512,063
Sega Sammy Holdings, Inc.	3,288,400	42,224,056
Seven & i Holdings Co., Ltd.	1,918,800	83,084,005
SoftBank Group Corp.	509,500	40,321,212
Sony Corp.	1,673,100	90,542,693
Square Enix Holdings Co., Ltd.	940,400	33,705,272
Sumitomo Mitsui Financial Group, Inc.	2,562,600	99,775,063
Toshiba Corp. (A)	3,070,450	92,029,242
Toyota Industries Corp.	1,122,500	55,139,598

		1,320,000,587

Luxembourg - 1.1%
ArcelorMittal	2,485,435	62,019,005

Netherlands - 4.3%
ASML Holding NV	57,900	9,972,929
EXOR NV (B)	223,200	12,623,077
Heineken Holding NV	884,885	76,539,271
Koninklijke Philips NV	2,381,527	88,821,037
NXP Semiconductors NV	633,000	47,468,670

		235,424,984

Norway - 0.7%
Marine Harvest ASA	1,475,400	35,719,866

Republic of Korea - 0.6%
Samsung Electronics Co., Ltd.	853,000	31,932,729

Singapore - 1.4%
DBS Group Holdings, Ltd.	4,404,200	74,727,889

Spain - 1.2%
Mediaset Espana Comunicacion SA	3,550,957	24,145,929
Siemens Gamesa Renewable Energy SA (A) (B)	3,583,800	39,690,571

		63,836,500

Sweden - 0.7%
Investor AB, B Shares	870,472	37,714,361

Switzerland - 8.7%
ABB, Ltd.	3,513,900	70,705,076
Glencore PLC (A)	5,857,700	23,838,844

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Nestle SA	1,732,964	$ 146,302,164
Novartis AG	1,688,415	147,858,378
UBS Group AG (A)	5,829,774	81,483,419

		470,187,881

United Kingdom - 15.3%
Aviva PLC	13,987,401	76,439,542
Barratt Developments PLC	3,696,000	24,241,957
British Land Co. PLC, REIT	7,472,200	56,432,488
HSBC Holdings PLC (B)	8,798,800	72,302,612
Imperial Brands PLC	2,538,294	85,978,631
Inchcape PLC	4,641,196	32,055,267
Informa PLC	4,451,051	40,618,413
Inmarsat PLC	7,267,470	42,263,466
National Grid PLC	5,081,002	53,675,910
Persimmon PLC	1,096,900	32,103,095
Savills PLC	1,360,891	12,595,256
Standard Life Aberdeen PLC	10,143,438	35,033,762
TechnipFMC PLC	2,247,663	59,113,537
Tesco PLC	21,081,600	57,414,115
Unilever PLC	912,358	48,327,259
Vodafone Group PLC	34,539,120	64,952,132
Whitbread PLC	670,300	37,689,320

		831,236,762

United States - 2.0%
Allergan PLC	500,500	79,084,005
Flex, Ltd. (A)	3,620,297	28,455,534

		107,539,539

Total Common Stocks (Cost $5,559,894,461)		5,401,064,575

	Shares	Value
OTHER INVESTMENT COMPANY - 1.9%
Securities Lending Collateral - 1.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (C)	100,261,093	$ 100,261,093

Total Other Investment Company (Cost $100,261,093)		100,261,093

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp., 1.25% (C), dated 10/31/2018, to be repurchased at $6,208,222 on 11/01/2018. Collateralized by U.S. Government Obligations, 2.13% -2.75%, due 08/15/2021, and with a total value of $6,337,088.	$ 6,208,006	6,208,006

Total Repurchase Agreement (Cost $6,208,006)		6,208,006

Total Investments (Cost $5,666,363,560)		5,507,533,674
Net Other Assets (Liabilities) - (1.6)%		(85,632,149)

Net Assets - 100.0%		$ 5,421,901,525

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	9.0%	$498,249,815
Banks	7.7	421,534,715
Industrial Conglomerates	5.4	295,178,374
Capital Markets	4.8	266,981,549
Diversified Financial Services	4.7	259,806,133
Insurance	4.2	231,098,439
Multi-Utilities	3.9	214,026,240
Oil, Gas & Consumable Fuels	3.8	211,898,961
Food Products	3.3	182,022,030
Chemicals	3.1	169,820,045
Wireless Telecommunication Services	3.0	167,900,420
Household Durables	2.7	146,887,745
Food & Staples Retailing	2.6	140,498,120
Electrical Equipment	2.5	139,310,771
Airlines	2.5	134,950,654
Entertainment	2.2	122,586,638
Metals & Mining	2.2	120,362,926
Semiconductors & Semiconductor Equipment	2.1	115,002,118
Media	1.9	106,446,861
Diversified Telecommunication Services	1.7	91,885,869
Electronic Equipment, Instruments & Components	1.6	90,677,497
Health Care Equipment & Supplies	1.6	88,821,037

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Auto Components	1.6%	$88,659,177
Tobacco	1.6	85,978,631
Aerospace & Defense	1.5	85,343,766
Beverages	1.4	76,539,271
Construction Materials	1.3	74,325,115
Hotels, Restaurants & Leisure	1.1	62,602,086
Software	1.1	60,972,649
Real Estate Management & Development	1.1	59,955,367
Containers & Packaging	1.1	59,816,755
Energy Equipment & Services	1.1	59,113,537
Equity Real Estate Investment Trusts	1.0	56,432,488
Marine	0.9	52,299,666
Personal Products	0.9	48,327,259
Machinery	0.9	47,388,585
Leisure Products	0.8	42,224,056
Interactive Media & Services	0.7	36,833,628
Water Utilities	0.7	36,457,575
Distributors	0.6	32,055,267
Technology Hardware, Storage & Peripherals	0.6	31,932,729
Health Care Providers & Services	0.5	28,746,284
Automobiles	0.4	21,310,506
Trading Companies & Distributors	0.4	20,186,864
IT Services	0.3	17,616,357

Investments, at Value	98.1	5,401,064,575
Short-Term Investments	1.9	106,469,099

Total Investments	100.0%	$5,507,533,674

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$375,394,507	$5,025,670,068	$—	$5,401,064,575
Other Investment Company	100,261,093	—	—	100,261,093
Repurchase Agreement	—	6,208,006	—	6,208,006

Total Investments	$475,655,600	$5,031,878,074	$—	$5,507,533,674

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $95,245,738. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica International Growth

(unaudited)

MARKET ENVIRONMENT

From March 1, 2018, when Greystone Managed Investments Inc. began managing the Fund, through October 31, 2018, international markets traded lower with earnings being more than offset by compression in price-to-earnings ratios. Various regions also faced an uncertain growth outlook due to the U.S./China trade dispute, European politics and Brexit negotiations.

The outlook for company earnings in international markets, though moderating, still looked reasonably good to us and profit margins continued to remain healthy. We focus on companies with strong balance sheets, competitive positioning and skilled managements that may be benefitting from secular growth tailwinds, have sustainable growth drivers and are realizing improvements in their earnings generating capacity.

PERFORMANCE

For the year ended October 31, 2018, Transamerica International Growth (Class I2) returned -11.29%. By comparison, its benchmark, the MSCI EAFE Index, returned -6.39%.

STRATEGY REVIEW

For the eight months, the Fund underperformed its benchmark due primarily to stock selection in Japan and exposure to emerging markets. In Japan, Koito Manufacturing Co., Ltd., which makes LED headlights, and MinebeaMitsumi, Inc., a manufacturer of high-precision ball bearings, both detracted. General weakness in the auto sector weighed on related suppliers; our exposure was tilted to those that we viewed as better able to show faster growth than the overall industry by increasing content per vehicle or increasing market share. We believed the investment thesis for Koito Manufacturing Co., Ltd. remained intact. MinebeaMitsumi, Inc. which has a smaller exposure to autos, faced near-term negative sentiment over concerns there will be a slowdown in smartphone components and gaming console demand. We continued to believe in the longer-term investment thesis, particularly in the firm’s micro bearings/motors business segment, representing the bulk of its operating profits.

Emerging markets also detracted from performance on broad weakness in Chinese equities resulting from the U.S./China trade dispute. Chinese internet companies YY Inc., ADR and Tencent Holdings, Ltd. also sold off based on company-specific concerns. YY Inc., ADR faced issues over its user-base expansion, while Tencent Holdings, Ltd. was impacted by a slowdown in video gaming caused by what we believed were short-term regulatory frictions. We continued to monitor the issues closely, but we viewed these market worries as overstated.

The Pacific ex-Japan region contributed to performance, led by Northern Star Resources, a gold producer and exploration company based in Australia. The company, which has an excellent track record of acquiring assets in our view, benefited from a recent acquisition.

From a sector perspective, consumer staples and consumer discretionary holdings detracted from performance. British American Tobacco PLC, based in the U.K., is making investments and shifting into next-generation tobacco products. At period end, there were few details surrounding the impact on company earnings, causing temporary market uncertainty. In addition, Valeo SA, a French auto parts manufacturer, detracted. Valeo SA continued to experience negative sentiment from broad weakness in the auto sector. However, we continued to have longer-term conviction in the company.

Financials contributed to relative performance thanks to broad exposure tilted toward insurance companies and Nordic banks. Swiss Life Holdings AG benefitted from growth in its fee business and moves away from interest-rate sensitive earnings. AXA SA, a French insurance company, gained from prudent acquisitions and divestitures, which may lead to greater cash conversion of earnings going forward, in our view.

Alfred Li, CFA

Jeff Tiefenbach, CFA

Co-Portfolio Managers

Greystone Managed Investments Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	97.3%
Repurchase Agreement	2.1
Net Other Assets (Liabilities)	0.6
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica International Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	N/A	N/A	(16.58	)%(A)	03/01/2018
Class A (NAV)	N/A	N/A	(11.70	)%(A)	03/01/2018
Class I (NAV)	N/A	N/A	(11.59	)%(A)	03/01/2018
Class I2 (NAV)	(11.29)%	1.54%	7.20%		06/10/2008
MSCI EAFE Index (B)	(6.39)%	2.50%	7.39%
Class R6 (NAV)	N/A	N/A	(11.47	)%(A)	03/01/2018

(A) Not annualized.

(B) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets.

Transamerica Funds	Annual Report 2018

Transamerica International Growth

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 97.3%
Australia - 3.6%
Northern Star Resources, Ltd.	2,935,840	$ 18,340,843
Westpac Banking Corp.	1,325,755	25,183,682

		43,524,525

China - 7.2%
ANTA Sports Products, Ltd.	6,865,000	28,342,434
NetEase, Inc., ADR	69,635	14,473,635
Ping An Insurance Group Co. of China, Ltd., H Shares	1,807,400	17,087,210
Tencent Holdings, Ltd.	404,300	13,851,019
YY, Inc., ADR (A)	208,870	13,346,793

		87,101,091

Denmark - 1.2%
Topdanmark A/S	309,432	14,708,405

Finland - 2.0%
Neste OYJ	291,724	23,954,952

France - 10.4%
AXA SA	1,506,301	37,697,704
TOTAL SA	625,953	36,728,058
Valeo SA	530,480	17,110,237
Vinci SA	392,465	34,929,148

		126,465,147

Germany - 4.0%
Bayerische Motoren Werke AG	326,315	28,099,245
Henkel AG & Co. KGaA	211,881	20,755,407

		48,854,652

Ireland - 4.9%
Kingspan Group PLC	758,507	32,990,331
Smurfit Kappa Group PLC	816,444	26,543,091

		59,533,422

Israel - 1.2%
Nice, Ltd., ADR (A)	137,915	14,610,715

Japan - 21.8%
Asahi Group Holdings, Ltd.	637,300	28,006,187
Haseko Corp.	2,300,400	29,149,766
Isuzu Motors, Ltd.	1,105,300	14,491,082
Koito Manufacturing Co., Ltd.	394,800	18,794,888
Minebea Mitsumi, Inc.	1,606,300	24,573,209
Nidec Corp.	139,400	17,905,209
Nippon Telegraph & Telephone Corp.	682,800	28,157,713
Nitori Holdings Co., Ltd.	146,500	19,128,999
Open House Co., Ltd.	332,800	13,154,173
SoftBank Group Corp.	428,600	33,918,884
Sumitomo Mitsui Financial Group, Inc.	970,300	37,778,718

		265,058,828

Luxembourg - 1.8%
Aroundtown SA	2,659,394	22,037,383

Netherlands - 2.6%
Euronext NV (B)	514,691	31,670,195

Norway - 6.3%
DNB ASA	1,839,095	33,225,830
Equinor ASA	1,682,811	43,528,062

		76,753,892

	Shares	Value
COMMON STOCKS (continued)
Republic of Korea - 1.5%
Samsung Electronics Co., Ltd.	488,300	$ 18,279,896

Spain - 2.0%
Banco Santander SA	5,227,231	24,870,923

Sweden - 3.2%
Atlas Copco AB, B Shares	1,088,601	24,932,568
Epiroc AB, Class B (A)	1,743,958	14,349,932

		39,282,500

Switzerland - 5.4%
Roche Holding AG	161,909	39,402,564
Swiss Life Holding AG (A)	69,714	26,297,147

		65,699,711

Taiwan - 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	679,380	25,884,378

United Kingdom - 13.5%
Ashtead Group PLC	1,162,768	28,705,075
Barratt Developments PLC	2,448,957	16,062,638
Beazley PLC	3,326,158	22,333,007
British American Tobacco PLC	659,302	28,580,917
Compass Group PLC	1,766,083	34,736,720
GlaxoSmithKline PLC	1,763,560	34,156,200

		164,574,557

United States - 2.6%
Shire PLC	513,118	30,967,133

Total Common Stocks (Cost $1,355,688,950)		1,183,832,305

	Principal	Value
REPURCHASE AGREEMENT - 2.1%
Fixed Income Clearing Corp., 1.25% (C), dated 10/31/2018, to be repurchased at $25,824,320 on 11/01/2018. Collateralized by a U.S. Government Obligation, 2.88%, due 10/15/2021, and with a value of $26,342,769.	$ 25,823,423	25,823,423

Total Repurchase Agreement (Cost $25,823,423)		25,823,423

Total Investments (Cost $1,381,512,373)		1,209,655,728
Net Other Assets (Liabilities) - 0.6%		6,847,729

Net Assets - 100.0%		$ 1,216,503,457

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica International Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	10.0%	$121,059,153
Insurance	9.8	118,123,473
Oil, Gas & Consumable Fuels	8.6	104,211,072
Pharmaceuticals	6.1	73,558,764
Machinery	5.3	63,855,709
Household Durables	3.7	45,212,404
Automobiles	3.5	42,590,327
Auto Components	3.0	35,905,125
Real Estate Management & Development	2.9	35,191,556
Construction & Engineering	2.9	34,929,148
Hotels, Restaurants & Leisure	2.9	34,736,720
Wireless Telecommunication Services	2.8	33,918,884
Building Products	2.7	32,990,331
Capital Markets	2.6	31,670,195
Biotechnology	2.6	30,967,133
Trading Companies & Distributors	2.4	28,705,075
Tobacco	2.4	28,580,917
Textiles, Apparel & Luxury Goods	2.3	28,342,434
Diversified Telecommunication Services	2.3	28,157,713
Beverages	2.3	28,006,187
Interactive Media & Services	2.3	27,197,812
Containers & Packaging	2.2	26,543,091
Semiconductors & Semiconductor Equipment	2.1	25,884,378
Household Products	1.7	20,755,407
Specialty Retail	1.6	19,128,999
Metals & Mining	1.5	18,340,843
Technology Hardware, Storage & Peripherals	1.5	18,279,896
Electrical Equipment	1.5	17,905,209
Software	1.2	14,610,715
Entertainment	1.2	14,473,635

Investments, at Value	97.9	1,183,832,305
Short-Term Investments	2.1	25,823,423

Total Investments	100.0%	$1,209,655,728

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$68,315,521	$1,115,516,784	$—	$1,183,832,305
Repurchase Agreement	—	25,823,423	—	25,823,423

Total Investments	$68,315,521	$1,141,340,207	$—	$1,209,655,728

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica International Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the value of the 144A security is $31,670,195, representing 2.6% of the Fund’s net assets.
(C)	Rate disclosed reflects the yield at October 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica International Small Cap Value

(unaudited)

MARKET ENVIRONMENT

During the 12-month period ended on October 31, 2018, international equities declined in U.S. dollar terms with the MSCI EAFE Small Cap Index Gross falling -7.48%. Concerns about trade disputes, interest rates and the outcome of Great Britain leaving the European Union began to weigh on investor sentiment in the latter part of the period. Japan was the top-performing region, though it generated a negative return of -6.02%. Asia ex-Japan, down -9.02%, was the worst-performing region. Sector performance was led by energy, up 10.77%, and health care, up 2.63%. Financials and consumer discretionary were the worst-performing sectors, down -13.03% and -12.61%, respectively.

PERFORMANCE

For the year ended October 31, 2018, Transamerica International Small Cap Value (Class I) returned -6.20%. By comparison, its benchmark, the MSCI EAFE Small Cap Index Gross, returned -7.48%.

STRATEGY REVIEW

The Fund outperformed the MSCI EAFE Small Cap Index due largely to our holdings across diverse industries in Japan. Video-game developer Capcom Co., Ltd. successfully launched a blockbuster game, which surpassed its forecasted lifetime sales in the first three days. Office automation equipment and telecommunication reseller Hikari Tsushin, Inc. saw steady stock appreciation throughout the year thanks to several quarters of good earnings and a share buyback program. Advertising company D.A. Consortium was fully acquired at a significant premium by its parent company Hakuhodo DY Holdings, Inc.

A modest allocation in emerging markets weighed the most. Emerging markets stocks suffered late in the period due to a risk-off sentiment among investors and concern over the related strengthening in the U.S. dollar. The United Kingdom was another area where the Fund failed to keep pace with the benchmark. Thomas Cook Group PLC, the British travel services company, lowered full-year guidance on the back of soft demand, tougher competition and the departure of its CFO. Savills PLC also traded lower as investors became concerned about the fate of the U.K. real estate market related to an uncertain outcome for Brexit. We believed the concerns were overblown and investors were not attributing enough value to the company’s U.S. and Asian operations.

Holdings in communication services and financials sectors were top contributors on a sector basis. Capcom Co., Ltd. and D.A. Consortium were key contributors in communication services. In financials, Swissquote Group Holding SA and Rothschild’s & Co.’s were top performers. Swissquote Group Holding SA’s online trading business posted strong results throughout the year and Rothchild & Co.’s advisory business gained market share while margins improved in its wealth management division.

Our holdings in real estate and information technology were among top detractors. Savills PLC led our real estate holdings lower, and our sector underweight hurt as well. In information technology, French IT services company Sopra Steria weighed the most. During the second half of the period, the company’s earnings growth stalled and our outlook for the stock cooled. We were in the process of eliminating the position at period end. Semiconductor manufacturing company Dialog Semiconductor PLC was another laggard. Speculation emerged that Dialog Semiconductor PLC’s largest customer, representing 75% of revenues, could internally source its technology. As these concerns surfaced, we trimmed our position. We believed the valuation at period end reflected nearly a worst-case scenario and implied little value for the remainder of its business. We continued to monitor the position.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Brandon H. Harrell, CFA

Stedman D. Oakey, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.4%
Other Investment Company	0.9
Repurchase Agreement	0.1
Net Other Assets (Liabilities)	(0.4)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica International Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I (NAV)	(6.20)%	3.62%	6.74%	01/04/2013
MSCI EAFE Small Cap Index Gross (A)	(7.48)%	5.53%	8.69%
Class I2 (NAV)	(6.11)%	3.71%	6.84%	01/04/2013

(A) The MSCI EAFE Small Cap Index Gross is an equity index which captures small cap representation across developed markets countries around the world, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets. Investing in small-and medium-size companies involves greater risk than is customarily associated with more established companies. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Transamerica Funds	Annual Report 2018

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 99.4%
Australia - 4.5%
Charter Hall Group, REIT	1,979,032	$ 9,685,807
FlexiGroup, Ltd. (A)	3,437,326	3,745,644
IMF Bentham, Ltd. (A)	3,508,349	7,351,034
Pact Group Holdings, Ltd.	2,623,922	6,486,412
Senex Energy, Ltd. (A) (B)	13,902,100	3,978,362
WPP Aunz, Ltd. (A)	4,871,526	1,936,743

		33,184,002

Belgium - 3.2%
Barco NV	57,262	6,520,228
D’ieteren SA	195,608	7,736,526
Fagron	545,648	8,874,930

		23,131,684

Denmark - 3.4%
Nilfisk Holding A/S (B)	120,074	4,713,175
NKT A/S (A) (B)	151,874	2,856,741
Scandinavian Tobacco Group A/S (C)	548,700	8,326,005
Schouw & Co. A/S	107,967	8,816,318

		24,712,239

Finland - 1.8%
Raisio OYJ, V Shares	1,854,800	5,689,295
Ramirent OYJ	1,016,635	7,422,073

		13,111,368

France - 3.4%
ICADE, REIT	114,800	9,739,117
Rothschild & Co.	387,500	15,440,569

		25,179,686

Germany - 6.1%
Bertrandt AG	65,709	5,437,749
DIC Asset AG	702,078	7,571,118
Gerresheimer AG	163,100	11,494,573
Hamburger Hafen und Logistik AG	245,600	5,202,568
SAF-Holland SA	684,200	9,971,794
Takkt AG	308,113	5,233,932

		44,911,734

Greece - 0.7%
Motor Oil Hellas Corinth Refineries SA	226,551	5,363,004

Hong Kong - 6.4%
First Pacific Co., Ltd.	15,007,550	6,715,981
Great Eagle Holdings, Ltd.	1,554,193	7,097,529
Hopewell Holdings, Ltd.	1,776,200	5,488,108
Kerry Logistics Network, Ltd.	8,985,700	14,250,458
NewOcean Energy Holdings, Ltd. (B)	10,073,220	3,655,959
Pacific Textiles Holdings, Ltd.	9,145,000	9,234,955

		46,442,990

Ireland - 2.9%
Bank of Ireland Group PLC	968,200	6,840,918
Grafton Group PLC	426,500	3,940,016
Smurfit Kappa Group PLC	319,810	10,397,218

		21,178,152

Italy - 2.7%
ASTM SpA	153,800	3,047,340
Danieli & C Officine Meccaniche SpA	470,890	6,944,265
Prysmian SpA	513,852	9,982,448

		19,974,053

	Shares	Value
COMMON STOCKS (continued)
Japan - 33.4%
Aida Engineering, Ltd.	460,200	$ 3,786,831
Air Water, Inc.	470,200	7,616,785
Capcom Co., Ltd.	705,600	14,708,197
Chugoku Marine Paints, Ltd.	991,500	7,963,983
Coca-Cola Bottlers Japan Holdings, Inc.	139,600	3,653,498
Daiichikosho Co., Ltd.	89,000	4,107,860
Denka Co., Ltd.	583,160	18,965,942
Dynam Japan Holdings Co., Ltd.	4,250,700	5,015,873
GMO internet, Inc. (A)	274,400	3,921,295
Hakuhodo DY Holdings, Inc.	523,400	8,729,571
Hikari Tsushin, Inc.	73,900	12,906,956
Kaken Pharmaceutical Co., Ltd.	152,200	7,631,449
Kenedix, Inc.	735,800	3,829,921
Kintetsu World Express, Inc.	708,100	11,016,899
Kumiai Chemical Industry Co., Ltd.	1,190,400	7,409,997
Kyushu Railway Co.	405,700	12,459,045
Matsumotokiyoshi Holdings Co., Ltd.	177,800	6,428,152
Meitec Corp.	99,600	4,172,505
Nakanishi, Inc.	722,400	16,901,179
Nichiha Corp.	234,200	5,172,097
Rohto Pharmaceutical Co., Ltd.	298,300	9,447,909
Sanwa Holdings Corp.	1,370,100	16,077,755
Shinoken Group Co., Ltd. (A)	328,600	2,717,089
Sogo Medical Holdings Co., Ltd.	198,000	4,248,141
Square Enix Holdings Co., Ltd.	288,700	10,347,418
Takasago Thermal Engineering Co., Ltd.	113,400	1,937,736
Token Corp.	95,200	6,166,885
Trend Micro, Inc.	194,300	11,185,027
Wakita & Co., Ltd.	465,100	5,012,630
Welcia Holdings Co., Ltd.	203,800	10,397,193

		243,935,818

Netherlands - 3.2%
ASM International NV (B)	281,900	12,101,539
BinckBank NV	507,244	2,456,062
Intertrust NV (C)	566,700	9,141,833

		23,699,434

New Zealand - 1.6%
Air New Zealand, Ltd.	6,518,202	11,917,559

Norway - 0.6%
ABG Sundal Collier Holding ASA	6,867,760	4,113,039

Philippines - 0.3%
Alliance Global Group, Inc. (B)	10,822,900	2,304,894

Republic of Korea - 2.1%
Eugene Technology Co., Ltd.	236,209	2,681,647
Interpark Holdings Corp.	723,819	1,348,112
NongShim Co., Ltd.	26,900	5,155,942
Value Added Technology Co., Ltd.	309,200	6,160,046

		15,345,747

Spain - 1.7%
Cia de Distribucion Integral Logista Holdings SA	517,764	12,500,669

Sweden - 3.9%
Cloetta AB, B Shares	1,606,000	4,840,818
Dios Fastigheter AB	1,678,274	10,109,281
Nobina AB (C)	877,472	5,855,023
Scandic Hotels Group AB (C)	815,800	7,457,109

		28,262,231

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Switzerland - 2.8%
Pargesa Holding SA	207,135	$ 15,205,787
Swissquote Group Holding SA	94,676	4,922,241

		20,128,028

United Kingdom - 14.7%
Bellway PLC	275,100	10,090,010
Bovis Homes Group PLC	613,100	7,577,892
Dialog Semiconductor PLC (B)	106,687	2,813,464
IG Group Holdings PLC	1,136,735	8,783,234
Inchcape PLC	528,000	3,646,728
Informa PLC	1,718,627	15,683,465
Inmarsat PLC	864,000	5,024,532
Intermediate Capital Group PLC	886,135	10,762,654
International Personal Finance PLC	2,016,650	4,595,967
Lancashire Holdings, Ltd. (A)	1,177,800	8,879,228
Northgate PLC	1,066,006	5,134,161
Redrow PLC	537,900	3,631,900
Rentokil Initial PLC	1,873,800	7,556,344
Savills PLC	1,230,100	11,384,765
Thomas Cook Group PLC	3,217,800	1,850,797

		107,415,141

Total Common Stocks (Cost $733,121,064)		726,811,472

	Shares	Value
OTHER INVESTMENT COMPANY - 0.9%
Securities Lending Collateral - 0.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (D)	6,587,825	$ 6,587,825

Total Other Investment Company (Cost $6,587,825)		6,587,825

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp., 1.25% (D), dated 10/31/2018, to be repurchased at $689,496 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $706,041.	$ 689,472	689,472

Total Repurchase Agreement (Cost $689,472)		689,472

Total Investments (Cost $740,398,361)		734,088,769
Net Other Assets (Liabilities) - (0.4)%		(2,712,249)

Net Assets - 100.0%		$ 731,376,520

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Capital Markets	6.3%	$46,477,799
Real Estate Management & Development	5.8	42,709,703
Chemicals	5.7	41,956,707
Air Freight & Logistics	5.1	37,768,026
Diversified Financial Services	4.0	29,272,802
Entertainment	4.0	29,163,475
Household Durables	3.7	27,466,687
Media	3.6	26,349,779
Food Products	3.3	24,502,373
Road & Rail	3.2	23,448,229
Building Products	3.2	23,187,588
Health Care Equipment & Supplies	3.1	23,061,225
Food & Staples Retailing	2.9	21,073,486
Equity Real Estate Investment Trusts	2.6	19,424,924
Professional Services	2.6	18,752,087
Semiconductors & Semiconductor Equipment	2.4	17,596,650
Pharmaceuticals	2.3	17,079,358
Containers & Packaging	2.3	16,883,630
Trading Companies & Distributors	2.2	16,374,719
Machinery	2.1	15,444,271
Hotels, Restaurants & Leisure	2.0	14,323,779
Oil, Gas & Consumable Fuels	1.8	12,997,325
Specialty Retail	1.8	12,906,956
Electrical Equipment	1.8	12,839,189
Airlines	1.6	11,917,559
Life Sciences Tools & Services	1.6	11,494,573
Distributors	1.6	11,383,254
Software	1.5	11,185,027

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Auto Components	1.4%	$9,971,794
Textiles, Apparel & Luxury Goods	1.3	9,234,955
Insurance	1.2	8,879,228
Health Care Providers & Services	1.2	8,874,930
Consumer Finance	1.1	8,341,611
Tobacco	1.1	8,326,005
Transportation Infrastructure	1.1	8,249,908
Industrial Conglomerates	1.1	7,793,002
Commercial Services & Supplies	1.0	7,556,344
Banks	0.9	6,840,918
Internet & Direct Marketing Retail	0.9	6,582,044
Electronic Equipment, Instruments & Components	0.9	6,520,228
Diversified Telecommunication Services	0.7	5,024,532
IT Services	0.5	3,921,295
Beverages	0.5	3,653,498

Investments, at Value	99.0	726,811,472
Short-Term Investments	1.0	7,277,297

Total Investments	100.0%	$734,088,769

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$—	$726,811,472	$—	$726,811,472
Other Investment Company	6,587,825	—	—	6,587,825
Repurchase Agreement	—	689,472	—	689,472

Total Investments	$6,587,825	$727,500,944	$—	$734,088,769

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,208,937. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $30,779,970, representing 4.2% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2018.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica International Stock

(unaudited)

MARKET ENVIRONMENT

Since the Fund’s inception on September 28, 2018 through October 31, 2018, widespread risk-off sentiment sent global stocks sharply lower. Despite strong economic data and solid third quarter 2018 earnings results, markets instead focused on rising interest rates, trade tensions and their potential implications on future earnings growth. The swift change in market sentiment was especially notable in shares of some widely followed technology giants, many of which saw large pullbacks amid heavy selling pressure.

Investors have a variety of issues to fret over, including ongoing political turmoil, tariff announcements, numerous contentious elections, etc. Sticking with a long-term investment approach is certainly more difficult to do when markets aren’t going straight up; however, sell-offs and volatility indicate a healthier investing environment, which could help extend the current growth cycle.

PERFORMANCE

For the period from inception, September 28, 2018, through October 31, 2018, Transamerica International Stock (Class A) returned -8.10%. By comparison, its benchmark, the MSCI EAFE Index, returned -8.52%.

STRATEGY REVIEW

ClariVest employs a strategy of identifying and investing in the securities of firms entering or extending a fundamental growth cycle. We manage this strategy by marrying it with a disciplined approach to portfolio construction. We maintain a balanced profile of growth and value, as demonstrated by a positive exposure to recent earnings growth relative to benchmark, as well as a positive exposure to valuation (via such measures as earnings to price) relative to benchmark.

The Fund outperformed its benchmark since its inception on September 28, 2018 largely due to holdings in financials and health care. On a country basis, our positions in Switzerland and Norway were among contributors. Top stock-level contributors included Novartis AG, a swiss manufacturer of pharmaceutical and consumer health-care products, and Leroy Seafood Group ASA, a Norwegian holding company, which distributes and markets seafood products. Novartis AG’s purchase of biotech company, Endocyte, won approval from analysts who were also impressed with the company’s third quarter earnings. Leroy Seafood Group ASA was helped by higher salmon prices due to strong demand.

Detractors included holding in materials and communication services. On a country basis, holdings in Germany weighed the most. Individual detractors included Covestro AG, a Germany-based producer of polymers and high-performance plastics, and Ashtead Group, Inc., a U.K.-based equipment rental company. Covestro AG shares fell on concerns of weaker pricing for some of its products, and expectations of lower demand from a slowing auto industry. Ashtead Group, Inc. stock was hit in part by a rotation from cyclical to defensive sectors.

David Vaughn, CFA

Alex Turner, CFA

Priyanshu Mutreja, CFA

Stacey Nutt, PhD

Co-Portfolio Managers

ClariVest Asset Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	94.6%
Exchange-Traded Fund	1.5
Preferred Stock	1.1
Net Other Assets (Liabilities)	2.8
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica International Stock

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	(8.10	)%(A)	09/28/2018
Class A (NAV)	(8.10	)%(A)	09/28/2018
MSCI EAFE Index (B)	(8.52	)%(A)
Class I (NAV)	(8.10	)%(A)	09/28/2018
Class I2 (NAV)	(8.10	)%(A)	09/28/2018
Class R6 (NAV)	(8.10	)%(A)	09/28/2018

(A) Not annualized.

(B) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets.

Transamerica Funds	Annual Report 2018

Transamerica International Stock

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 94.6%
Australia - 3.1%
CSL, Ltd.	138	$ 18,422
Qantas Airways, Ltd.	3,216	12,484
Santos, Ltd.	4,429	20,788
St Barbara, Ltd.	2,091	6,173

		57,867

Belgium - 0.2%
Anheuser-Busch InBev SA	41	3,032

Denmark - 1.2%
Dfds A/S	180	7,704
GN Store Nord A/S	134	5,684
Royal Unibrew A/S	129	9,154

		22,542

Finland - 1.2%
Neste OYJ	176	14,452
Stora Enso OYJ, Class R	530	7,964

		22,416

France - 7.8%
Air France-KLM (A)	1,017	9,833
BNP Paribas SA	224	11,673
Cie Generale des Etablissements Michelin SCA	74	7,576
Credit Agricole SA	995	12,743
Eiffage SA	287	28,029
Engie SA	442	5,873
Peugeot SA	1,266	30,094
Renault SA	192	14,337
Vinci SA	253	22,517

		142,675

Germany - 7.0%
Allianz SE	186	38,747
BASF SE	205	15,731
Cancom SE	177	7,217
Covestro AG (B)	401	25,860
Deutsche Lufthansa AG	296	5,942
ProSiebenSat.1 Media SE	259	5,981
Siltronic AG	66	6,045
TAG Immobilien AG	423	9,649
Wirecard AG	70	13,094

		128,266

Hong Kong - 0.4%
CK Asset Holdings, Ltd.	1,000	6,508

Israel - 2.7%
Bank Leumi Le-Israel BM	1,355	8,449
Israel Discount Bank, Ltd., A Shares	4,919	16,075
Teva Pharmaceutical Industries, Ltd., ADR	1,000	19,980
Tower Semiconductor, Ltd. (A)	280	4,340

		48,844

Italy - 2.8%
Enel SpA	5,930	29,075
Eni SpA	861	15,291
Intesa Sanpaolo SpA	3,167	7,015

		51,381

Japan - 28.5%
ANA Holdings, Inc.	200	6,725
Asahi Group Holdings, Ltd.	300	13,184
Cosmo Energy Holdings Co., Ltd.	200	7,356

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Fuji Soft, Inc.	400	$ 18,327
Haseko Corp.	900	11,404
Hiroshima Bank, Ltd.	900	5,551
Hitachi, Ltd.	800	24,456
Honda Motor Co., Ltd.	600	17,127
ITOCHU Corp.	2,400	44,510
JXTG Holdings, Inc.	3,100	20,947
Kansai Electric Power Co., Inc.	1,300	19,897
KDDI Corp.	400	9,680
Kyocera Corp.	200	10,825
Marubeni Corp.	5,800	47,030
Meiko Electronics Co., Ltd.	300	7,502
Mitsubishi Chemical Holdings Corp.	900	7,016
Mitsubishi Corp.	400	11,258
Mitsubishi UFJ Financial Group, Inc.	3,400	20,578
Mitsui Chemicals, Inc.	400	8,970
Nihon Unisys, Ltd.	200	4,383
Nippon Carbon Co., Ltd.	200	11,310
Nippon Light Metal Holdings Co., Ltd.	1,400	2,952
Nippon Suisan Kaisha, Ltd.	1,100	7,026
Nippon Telegraph & Telephone Corp.	800	32,991
Nipro Corp.	600	7,641
NS Solutions Corp.	400	11,937
Penta-Ocean Construction Co., Ltd.	1,200	7,179
Ricoh Co., Ltd.	1,100	10,980
SCREEN Holdings Co., Ltd.	200	10,873
Showa Denko KK	200	8,709
SoftBank Group Corp.	200	15,828
Sony Corp.	400	21,647
Sumitomo Corp.	1,300	19,717
Sumitomo Mitsui Financial Group, Inc.	400	15,574
Toyota Motor Corp.	400	23,432

		524,522

Netherlands - 5.8%
ASR Nederland NV	125	5,675
Koninklijke Ahold Delhaize NV	284	6,501
NN Group NV	793	34,050
NXP Semiconductors NV	152	11,398
Royal Dutch Shell PLC, Class B	1,528	49,833

		107,457

Norway - 0.8%
Leroy Seafood Group ASA	1,601	14,759

Singapore - 0.2%
Yanlord Land Group, Ltd.	4,100	3,739

Spain - 2.1%
Almirall SA	266	4,819
Banco Bilbao Vizcaya Argentaria SA	1,296	7,153
Banco Santander SA	1,860	8,850
Iberdrola SA	1,562	11,052
Repsol SA	382	6,826

		38,700

Sweden - 3.2%
Ahlsell AB (B)	2,413	12,213
Boliden AB	263	6,006
SSAB AB, B Shares	1,389	4,505
Svenska Cellulosa AB SCA, Class B	1,729	16,345

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Volvo AB, Class B	1,359	$ 20,296

		59,365

Switzerland - 14.1%
Lonza Group AG (A)	129	40,563
Nestle SA	568	47,952
Novartis AG	544	47,639
Roche Holding AG	173	42,102
Straumann Holding AG	28	19,113
Swiss Life Holding AG (A)	59	22,256
UBS Group AG (A)	1,108	15,487
Zurich Insurance Group AG	80	24,838

		259,950

United Kingdom - 12.9%
3i Group PLC	1,970	22,059
Ashtead Group PLC	575	14,195
Aviva PLC	2,062	11,268
Barclays PLC	6,780	14,938
Bellway PLC	304	11,150
BP PLC	5,128	37,043
Electrocomponents PLC	825	6,532
GlaxoSmithKline PLC	1,639	31,744
HSBC Holdings PLC	1,616	13,299
Imperial Brands PLC	340	11,517
Lloyds Banking Group PLC	15,172	11,072
Persimmon PLC	273	7,990

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Redrow PLC	766	$ 5,172
Standard Chartered PLC	1,327	9,300
Tesco PLC	10,671	29,062

		236,341

United States - 0.6%
Shire PLC	169	10,199

Total Common Stocks (Cost $1,896,548)		1,738,563

PREFERRED STOCK - 1.1%
Germany - 1.1%
Volkswagen AG, 2.62% (C)	120	20,160

Total Preferred Stock (Cost $21,141)		20,160

EXCHANGE-TRADED FUND - 1.5%
United States - 1.5%
iShares MSCI EAFE ETF	440	27,483

Total Exchange-Traded Fund (Cost $29,411)		27,483

Total Investments (Cost $1,947,100)		1,786,206
Net Other Assets (Liabilities) - 2.8%		51,198

Net Assets - 100.0%		$ 1,837,404

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Oil, Gas & Consumable Fuels	9.7%	$172,536
Banks	9.1	162,270
Trading Companies & Distributors	8.3	148,923
Pharmaceuticals	8.2	146,284
Insurance	7.7	136,834
Automobiles	5.9	105,150
Food Products	3.9	69,737
Chemicals	3.7	66,286
Electric Utilities	3.4	60,024
Construction & Engineering	3.2	57,725
Household Durables	3.2	57,363
Electronic Equipment, Instruments & Components	2.8	49,315
Life Sciences Tools & Services	2.3	40,563
Capital Markets	2.1	37,546
IT Services	2.1	36,631
Food & Staples Retailing	2.0	35,563
Airlines	2.0	34,984
Diversified Telecommunication Services	1.9	32,991
Semiconductors & Semiconductor Equipment	1.8	32,656
Health Care Equipment & Supplies	1.8	32,438
Biotechnology	1.6	28,621
International Equity Funds	1.5	27,483
Wireless Telecommunication Services	1.4	25,508
Beverages	1.4	25,370
Paper & Forest Products	1.4	24,309

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Machinery	1.1%	$20,296
Real Estate Management & Development	1.1	19,896
Metals & Mining	1.1	19,636
Software	1.0	18,327
Tobacco	0.7	11,517
Electrical Equipment	0.6	11,310
Technology Hardware, Storage & Peripherals	0.6	10,980
Marine	0.4	7,704
Auto Components	0.4	7,576
Media	0.3	5,981
Multi-Utilities	0.3	5,873

Investments, at Value	100.0	1,786,206

Total Investments	100.0%	$1,786,206

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$31,378	$1,707,185	$—	$1,738,563
Preferred Stock	—	20,160	—	20,160
Exchange-Traded Fund	27,483	—	—	27,483

Total Investments	$58,861	$1,727,345	$—	$1,786,206

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $38,073, representing 2.1% of the Fund’s net assets.
(C)	Rate disclosed reflects the yield at October 31, 2018.
(E)	There were no transfers in or out of Level 3 during the period ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Percentage rounds to less than 0.1% or (0.1)%.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Large Cap Value

(unaudited)

MARKET ENVIRONMENT

For the year ended October 31, 2018, U.S. equity markets achieved their 10th consecutive fiscal year gain with the Russell 1000® Value Index advancing 3.03%. However, the 12-month period ended October 31, 2018 was characterized by heightened volatility, with two corrections of roughly 10% each, the first in late January/early February, and the second in October 2018. Also of note, growth stocks significantly outperformed value for the second straight year, with the Russell 1000® Growth Index up 10.71%.

The macroeconomic environment was generally favorable, but deteriorated somewhat as the year progressed. The Trump administration began pursuing significant trade tariffs, affecting prices of certain commodities such as steel, aluminum and soybeans and subsequently earnings for impacted companies. A developing trade war with China had increasingly visible economic effects, notably China’s growth showed signs of slowing. Other concerns that contributed to the market decline in October were rising interest rates in the U.S., deceleration of overall growth worldwide, disappointing earnings at former market leaders such as Amazon.com, Inc. and Alphabet Inc. (Google), and numerous ongoing geopolitical issues.

In contrast to overseas, the U.S. economy remained strong despite softness in the housing and auto industries. Unemployment rates were near 50-year lows, corporate cash flows were robust, and surveys of consumer confidence and small business optimism were at multidecade highs. Furthermore, inflationary pressures remained manageable according to the U.S. Federal Reserve as it continued with its plans to steadily increase short-term interest rates. Concerns about how long this prosperity can continue contributed to the recent market selloff, but our discussions with company managements indicated that the U.S. economy was in good shape.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Large Cap Value (Class A) returned 0.56%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned 3.03%.

STRATEGY REVIEW

Our approach to stock selection is to use bottom-up fundamental research to identify quality businesses selling below their intrinsic worth. We emphasize companies that we believe possess leading competitive positions, strong balance sheets, and healthy free cash flows that investor-oriented managements will use to enhance shareholder value. In addition, our contra-momentum strategy seeks to buy companies that are down in price or have significantly underperformed the market averages.

The Fund underperformed the Russell 1000® Value Index during the 12-month period primarily from stock selection and to a lesser extent sector allocation.

The top two individual detractors from performance were multiline insurance company American International Group, Inc. (“AIG”) and chemical manufacturer DowDuPont, Inc. AIG experienced unexpectedly large losses from recent hurricanes and typhoons. We view AIG as an attractively-valued stock with an underperforming and under-earning franchise that, with a new management team in place, should be able to reach and then exceed peer returns over time. DowDuPont, Inc. sold off in part due to a large price increase for ethane, a key raw material in its commodity chemical business. However, we believe investors overreacted to this news and that earnings prospects are good and that the company has the potential to split into three or more pieces of significantly greater value than the current combined entity.

Two notable individual contributors were pharmaceuticals Pfizer, Inc. and Merck & Co., Inc., each of which outperformed a strong health-care sector. Pfizer, Inc. countered investor fears that they might pursue a very large, dilutive acquisition by stating they had no intentions to do so. The company also saw significant positive clinical data on a number of products in its research and development pipeline. Merck & Co., Inc. released favorable lung cancer data on its Keytruda product; whereas, a competitor’s data for lung cancer was unfavorable. Another significant contributor, Nokia OYJ, ADR benefitted from favorable earnings results and the initial roll out of 5G wireless technology.

John Levin

Jack Murphy

Co-Portfolio Managers

Levin Capital Strategies, L.P.

Asset Allocation	Percentage of Net Assets
Common Stocks	97.0%
Repurchase Agreement	4.3
Net Other Assets (Liabilities)	(1.3)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Large Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(4.98)%	8.21%	11.20%	11/15/2010
Class A (NAV)	0.56%	9.44%	11.99%	11/15/2010
Russell 1000® Value Index (A)	3.03%	8.61%	11.45%
Class C (POP)	(1.05)%	8.64%	11.22%	11/15/2010
Class C (NAV)	(0.16)%	8.64%	11.22%	11/15/2010
Class I (NAV)	0.78%	9.73%	12.35%	11/15/2010
Class I2 (NAV)	0.96%	9.86%	12.47%	11/15/2010
Class R6 (NAV)	0.96%	N/A	8.50%	05/29/2015
Class T1 (POP)	(1.82)%	N/A	2.36%	03/17/2017
Class T1 (NAV)	0.71%	N/A	3.96%	03/17/2017
Advisor Class (NAV)	0.74%	N/A	4.92%	12/16/2016

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 97.0%
Aerospace & Defense - 1.1%
General Dynamics Corp.	140,000	$ 24,161,200

Auto Components - 2.3%
Goodyear Tire & Rubber Co.	2,425,000	51,070,500

Automobiles - 3.7%
General Motors Co.	2,250,000	82,327,500

Banks - 11.9%
Bank of America Corp.	2,800,000	77,000,000
Cadence BanCorp	1,220,000	26,913,200
Citigroup, Inc.	1,300,000	85,098,000
JPMorgan Chase & Co.	675,000	73,588,500

		262,599,700

Chemicals - 5.5%
DowDuPont, Inc.	2,250,000	121,320,000

Communications Equipment - 2.2%
Nokia OYJ, ADR	8,801,833	49,466,301

Containers & Packaging - 2.7%
International Paper Co.	1,315,000	59,648,400

Diversified Financial Services - 2.0%
Voya Financial, Inc.	1,000,000	43,760,000

Diversified Telecommunication Services - 4.8%
AT&T, Inc.	3,450,000	105,846,000

Electric Utilities - 5.6%
PG&E Corp. (A)	1,500,000	70,215,000
Xcel Energy, Inc.	1,120,000	54,891,200

		125,106,200

Electrical Equipment - 4.2%
Eaton Corp. PLC	1,298,011	93,028,448

Food Products - 10.5%
Kraft Heinz Co.	1,250,000	68,712,500
Post Holdings, Inc. (A)	525,000	46,420,500
TreeHouse Foods, Inc. (A)	1,737,885	79,178,040
Tyson Foods, Inc., Class A	650,000	38,948,000

		233,259,040

Health Care Providers & Services - 1.3%
Quest Diagnostics, Inc.	300,000	28,233,000

Hotels, Restaurants & Leisure - 1.4%
Royal Caribbean Cruises, Ltd.	300,000	31,419,000

Industrial Conglomerates - 1.0%
General Electric Co.	2,100,000	21,210,000

Insurance - 8.3%
American International Group, Inc.	2,430,000	100,334,700
Athene Holding, Ltd., Class A (A)	664,105	30,362,881
Lincoln National Corp.	900,000	54,171,000

		184,868,581

IT Services - 1.3%
First Data Corp., Class A (A)	1,551,109	29,067,783

Life Sciences Tools & Services - 2.2%
Bio-Rad Laboratories, Inc., Class A (A)	141,660	38,651,931
Fluidigm Corp. (A) (B) (C)	1,305,269	9,397,937

		48,049,868

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 10.0%
EOG Resources, Inc.	450,000	$ 47,403,000
Hess Corp.	950,000	54,530,000
Occidental Petroleum Corp.	1,800,000	120,726,000

		222,659,000

Pharmaceuticals - 7.8%
Merck & Co., Inc.	890,000	65,512,900
Pfizer, Inc.	2,480,000	106,788,800

		172,301,700

Semiconductors & Semiconductor Equipment - 3.7%
Intel Corp.	1,750,000	82,040,000

Specialty Retail - 1.3%
Lowe’s Cos., Inc.	300,000	28,566,000

Technology Hardware, Storage & Peripherals - 2.2%
Apple, Inc.	220,000	48,149,200

Total Common Stocks (Cost $2,111,383,933)		2,148,157,421

	Principal	Value
REPURCHASE AGREEMENT - 4.3%
Fixed Income Clearing Corp., 1.25% (D), dated 10/31/2018, to be repurchased at $95,218,822 on 11/01/2018. Collateralized by a U.S. Government Obligation, 2.75%, due 08/15/2021, and with a value of $97,123,604.	$ 95,215,516	95,215,516

Total Repurchase Agreement (Cost $95,215,516)		95,215,516

Total Investments (Cost $2,206,599,449)		2,243,372,937
Net Other Assets (Liabilities) - (1.3)%		(29,574,751)

Net Assets - 100.0%		$ 2,213,798,186

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,148,157,421	$—	$—	$2,148,157,421
Repurchase Agreement	—	95,215,516	—	95,215,516

Total Investments	$2,148,157,421	$95,215,516	$—	$2,243,372,937

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Restricted security. At October 31, 2018, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Fluidigm Corp.	08/10/2017	$10,780,537	$9,397,937	0.4%

(C)	Illiquid security. At October 31, 2018, the value of such securities amounted to $9,397,937 or 0.4% of the Fund’s net assets.
(D)	Rate disclosed reflects the yield at October 31, 2018.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Large Core

(unaudited)

MARKET ENVIRONMENT

In September, U.S. equity markets were mostly flat as the U.S. Federal Reserve (“Fed”) proceeded with what was a telegraphed raise of interest rates accompanied by some fairly hawkish language given the strength of the U.S. economy. There were positive and negative pieces of news on the trade front throughout the month, lending to an unclear picture of exactly how the U.S. trade situation would play out with the rest of the world. While there was progress made on Canada/U.S. trade relations, the primary focus of most investors was trade with China. The Trump administration pushed ahead with tariffs, leading to China cancelling the latest round of trade negotiations.

Equities pulled back significantly in October as continued trade concerns prevailed in the markets along with a pullback in technology stocks that had been some of the top market performers over recent years. While there was some relief with some positive earnings, the general negative sentiment persisted. A hawkish Fed did little to support markets as the central bank continued to trend toward restrictive policy.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Large Core (Class R4) returned 6.00%. By comparison, its benchmark, the S&P 500®, returned 7.35%.

STRATEGY REVIEW

Our philosophy is that the most effective way to invest in equities is to categorize stocks according to where they reside in their respective company life cycles, then to let the categorization drive how they are analyzed for investment attractiveness. Through our quantitative framework, we rank companies within fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). Our alpha model then quantitatively assesses the attractiveness of each company based on numerous factors that are relevant to each life-cycle category.

Since we began managing the Fund on September 4, 2018 through October 31, 2018, it outperformed the benchmark.

Over the 12-month period, the top-performing sectors were consumer discretionary and industrials. Within consumer discretionary, among the top-performing holdings were Amazon.com, Inc. and Netflix, Inc. due primarily to underweights. Health care was the largest detracting sector from relative performance with Merck & Co., Inc. and AbbVie, Inc. weighing the most. Based on our proprietary life-cycle categorization approach, our underweight in high-cyclical growth companies was the top contributor while our mature-cyclical holdings weighed the most on performance. In relation to our model factor clusters or groupings, valuation was the most volatile and sentiment deteriorated. There was a bounce back toward the end of the 12-month period in all three of our clusters – sentiment, valuation and quality.

Sheedsa Ali, CFA

Kate Faraday

Co-Portfolio Managers

PineBridge Investments, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.9%
Exchange-Traded Fund	1.9
Net Other Assets (Liabilities)	0.2
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Large Core

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I3 (NAV)	6.20%	N/A	10.56%	03/10/2017
Class R (NAV)	5.67%	N/A	9.98%	03/10/2017
Class R4 (NAV)	6.00%	9.96%	12.62%	09/11/2000
S&P 500® (A)	7.35%	11.34%	13.24%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Large Core

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 97.9%
Aerospace & Defense - 2.3%
Boeing Co.	13,403	$ 4,756,188
Huntington Ingalls Industries, Inc.	4,168	910,625
Lockheed Martin Corp.	1,546	454,292

		6,121,105

Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	7,625	678,854
Expeditors International of Washington, Inc.	13,129	882,006

		1,560,860

Airlines - 0.3%
American Airlines Group, Inc.	1,653	57,987
Delta Air Lines, Inc.	15,393	842,459

		900,446

Auto Components - 0.3%
BorgWarner, Inc.	17,666	696,217

Automobiles - 0.1%
Harley-Davidson, Inc.	5,698	217,778

Banks - 6.0%
Bank of America Corp.	143,459	3,945,122
Citigroup, Inc.	7,003	458,416
Citizens Financial Group, Inc.	4,492	167,776
Comerica, Inc.	21,881	1,784,614
Fifth Third Bancorp	68,533	1,849,706
JPMorgan Chase & Co.	51,909	5,659,119
M&T Bank Corp.	3,050	504,501
Regions Financial Corp.	78,174	1,326,613
SunTrust Banks, Inc.	4,452	278,962
Wells Fargo & Co.	2,859	152,185

		16,127,014

Beverages - 1.2%
Molson Coors Brewing Co., Class B	3,578	228,992
PepsiCo, Inc.	27,328	3,071,121

		3,300,113

Biotechnology - 3.2%
AbbVie, Inc.	34,906	2,717,432
Amgen, Inc.	19,087	3,679,783
Biogen, Inc. (A)	6,346	1,930,897
Celgene Corp. (A)	1,016	72,746
Regeneron Pharmaceuticals, Inc. (A)	814	276,141

		8,676,999

Building Products - 0.4%
Johnson Controls International PLC	30,219	966,101
Resideo Technologies, Inc. (A)	1,918	40,378

		1,006,479

Capital Markets - 2.5%
Affiliated Managers Group, Inc.	3,532	401,447
Ameriprise Financial, Inc.	7,152	910,021
BlackRock, Inc.	7,720	3,176,163
Cboe Global Markets, Inc.	8,353	942,636
Charles Schwab Corp.	4,914	227,223
E*TRADE Financial Corp.	20,129	994,775

		6,652,265

Chemicals - 1.6%
CF Industries Holdings, Inc.	19,916	956,565
Eastman Chemical Co.	16,529	1,295,047

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
LyondellBasell Industries NV, Class A	15,340	$ 1,369,402
Sherwin-Williams Co.	1,563	614,994

		4,236,008

Commercial Services & Supplies - 0.1%
Cintas Corp.	521	94,754
Copart, Inc. (A)	4,958	242,496

		337,250

Communications Equipment - 1.5%
Cisco Systems, Inc.	68,533	3,135,384
F5 Networks, Inc. (A)	3,410	597,705
Juniper Networks, Inc.	13,214	386,774

		4,119,863

Consumer Finance - 0.8%
Capital One Financial Corp.	14,824	1,323,783
Discover Financial Services	7,180	500,231
Synchrony Financial	12,993	375,238

		2,199,252

Containers & Packaging - 0.8%
Avery Dennison Corp.	9,106	826,096
Packaging Corp. of America	14,234	1,306,824

		2,132,920

Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc., Class B (A)	11,272	2,313,916

Diversified Telecommunication Services - 1.4%
AT&T, Inc.	47,939	1,470,769
CenturyLink, Inc.	26,227	541,325
Verizon Communications, Inc.	32,964	1,881,915

		3,894,009

Electric Utilities - 1.1%
American Electric Power Co., Inc.	5,465	400,912
Entergy Corp.	16,103	1,351,847
Southern Co.	25,954	1,168,709

		2,921,468

Electrical Equipment - 0.9%
AMETEK, Inc.	18,795	1,260,768
Eaton Corp. PLC	17,904	1,283,180

		2,543,948

Electronic Equipment, Instruments & Components - 0.2%
TE Connectivity, Ltd.	6,441	485,780

Energy Equipment & Services - 0.6%
Halliburton Co.	2,037	70,643
National Oilwell Varco, Inc.	30,738	1,131,159
TechnipFMC PLC	14,718	387,083

		1,588,885

Entertainment - 1.8%
Activision Blizzard, Inc.	16,169	1,116,469
Netflix, Inc. (A)	873	263,454
Twenty-First Century Fox, Inc., Class B	19,286	871,342
Walt Disney Co.	22,260	2,556,116

		4,807,381

Equity Real Estate Investment Trusts - 2.1%
Extra Space Storage, Inc.	7,539	678,962
Host Hotels & Resorts, Inc.	113,526	2,169,482

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Large Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Simon Property Group, Inc.	13,640	$ 2,503,213
Weyerhaeuser Co.	7,415	197,461

		5,549,118

Food & Staples Retailing - 1.4%
Kroger Co.	8,323	247,692
Sysco Corp.	13,712	978,077
Walgreens Boots Alliance, Inc.	8,052	642,308
Walmart, Inc.	19,845	1,990,057

		3,858,134

Food Products - 0.8%
Archer-Daniels-Midland Co.	3,813	180,164
Conagra Brands, Inc.	33,580	1,195,448
General Mills, Inc.	3,694	161,797
Hershey Co.	189	20,252
Kellogg Co.	5,973	391,112
Kraft Heinz Co.	3,992	219,440
Mondelez International, Inc., Class A	710	29,806

		2,198,019

Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	29,364	2,024,354
ABIOMED, Inc. (A)	1,588	541,826
Align Technology, Inc. (A)	1,145	253,274
Edwards Lifesciences Corp. (A)	4,831	713,056
Intuitive Surgical, Inc. (A)	3,931	2,048,758
Medtronic PLC	8,288	744,428

		6,325,696

Health Care Providers & Services - 4.3%
Aetna, Inc.	1,089	216,058
Cardinal Health, Inc.	19,608	992,165
Centene Corp. (A)	5,683	740,608
Cigna Corp.	10,562	2,258,261
Express Scripts Holding Co. (A)	12,422	1,204,561
Humana, Inc.	399	127,844
Quest Diagnostics, Inc.	6,441	606,162
UnitedHealth Group, Inc.	19,560	5,112,006
WellCare Health Plans, Inc. (A)	537	148,207

		11,405,872

Health Care Technology - 0.6%
Cerner Corp. (A)	27,943	1,600,575

Hotels, Restaurants & Leisure - 1.5%
Carnival Corp.	19,466	1,090,875
McDonald’s Corp.	16,435	2,907,351
Wynn Resorts, Ltd.	382	38,429

		4,036,655

Household Durables - 0.2%
PulteGroup, Inc.	17,904	439,901

Household Products - 2.4%
Colgate-Palmolive Co.	44,283	2,637,053
Kimberly-Clark Corp.	10,325	1,076,897
Procter & Gamble Co.	29,506	2,616,592

		6,330,542

Independent Power & Renewable Electricity Producers - 0.7%
AES Corp.	124,704	1,818,184

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates - 1.2%
3M Co.	3,173	$ 603,695
General Electric Co.	85,062	859,126
Honeywell International, Inc.	11,509	1,666,734

		3,129,555

Insurance - 2.7%
Aflac, Inc.	11,817	508,958
Allstate Corp.	20,697	1,981,117
American International Group, Inc.	3,706	153,021
Hartford Financial Services Group, Inc.	21,958	997,332
Loews Corp.	43,810	2,039,794
Progressive Corp.	13,261	924,292
Prudential Financial, Inc.	5,210	488,594
Unum Group	3,056	110,810

		7,203,918

Interactive Media & Services - 4.5%
Alphabet, Inc., Class A (A)	1,184	1,291,246
Alphabet, Inc., Class C (A)	5,927	6,382,016
Facebook, Inc., Class A (A)	28,796	4,370,945

		12,044,207

Internet & Direct Marketing Retail - 3.0%
Amazon.com, Inc. (A)	3,600	5,752,836
Booking Holdings, Inc. (A)	1,184	2,219,503
eBay, Inc. (A)	5,873	170,493

		8,142,832

IT Services - 4.4%
Accenture PLC, Class A	6,299	992,848
Broadridge Financial Solutions, Inc.	3,490	408,121
Cognizant Technology Solutions Corp., Class A	14,403	994,239
DXC Technology Co.	9,141	665,739
International Business Machines Corp.	17,334	2,000,864
Mastercard, Inc., Class A	8,525	1,685,137
Visa, Inc., Class A	35,711	4,922,761

		11,669,709

Life Sciences Tools & Services - 0.4%
Illumina, Inc. (A)	3,457	1,075,646

Machinery - 1.9%
Caterpillar, Inc.	6,357	771,231
Dover Corp.	11,946	989,607
Ingersoll-Rand PLC	8,676	832,375
PACCAR, Inc.	8,676	496,354
Parker-Hannifin Corp.	435	65,959
Snap-on, Inc.	12,409	1,910,242

		5,065,768

Media - 1.8%
Charter Communications, Inc., Class A (A)	1,516	485,681
Comcast Corp., Class A	56,361	2,149,608
DISH Network Corp., Class A (A)	6,394	196,552
Omnicom Group, Inc.	27,423	2,038,077

		4,869,918

Metals & Mining - 0.4%
Nucor Corp.	17,477	1,033,240

Multi-Utilities - 0.8%
CenterPoint Energy, Inc.	75,684	2,044,225

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Large Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Multiline Retail - 1.0%
Dollar General Corp.	7,720	$ 859,854
Kohl’s Corp.	7,053	534,124
Macy’s, Inc.	6,127	210,095
Target Corp.	12,693	1,061,515

		2,665,588

Oil, Gas & Consumable Fuels - 5.0%
Chevron Corp.	44,899	5,012,973
ConocoPhillips	22,686	1,585,752
Exxon Mobil Corp.	41,300	3,290,784
HollyFrontier Corp.	5,019	338,481
Marathon Petroleum Corp.	18,442	1,299,239
ONEOK, Inc.	3,457	226,779
Phillips 66	11,870	1,220,473
Valero Energy Corp.	3,139	285,932
Williams Cos., Inc.	8,739	212,620

		13,473,033

Pharmaceuticals - 3.8%
Allergan PLC	4,831	763,346
Bristol-Myers Squibb Co.	29,080	1,469,703
Johnson & Johnson	26,475	3,706,235
Pfizer, Inc.	69,338	2,985,694
Zoetis, Inc.	13,190	1,189,079

		10,114,057

Professional Services - 0.3%
Robert Half International, Inc.	12,868	778,900

Real Estate Management & Development - 0.2%
CBRE Group, Inc., Class A (A)	16,624	669,781

Road & Rail - 0.9%
CSX Corp.	20,555	1,415,417
Kansas City Southern	5,115	521,526
Union Pacific Corp.	3,173	463,956

		2,400,899

Semiconductors & Semiconductor Equipment - 3.6%
Analog Devices, Inc.	14,540	1,217,143
Broadcom, Inc.	2,842	635,159
Intel Corp.	63,654	2,984,100
KLA-Tencor Corp.	5,399	494,225
Lam Research Corp.	4,026	570,605
Micron Technology, Inc. (A)	13,924	525,213
Qorvo, Inc. (A)	2,733	200,903
QUALCOMM, Inc.	13,896	873,919
Texas Instruments, Inc.	22,923	2,127,942

		9,629,209

Software - 5.9%
Adobe, Inc. (A)	12,646	3,107,881
Citrix Systems, Inc.	1,847	189,262
Intuit, Inc.	12,409	2,618,299
Microsoft Corp.	70,380	7,517,288
Oracle Corp.	28,228	1,378,655
Red Hat, Inc. (A)	5,447	934,923
salesforce.com, Inc. (A)	474	65,052

		15,811,360

Specialty Retail - 3.1%
AutoZone, Inc. (A)	1,421	1,042,261
Best Buy Co., Inc.	6,978	489,576

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Foot Locker, Inc.	1,206	$ 56,851
Gap, Inc.	8,829	241,032
Home Depot, Inc.	25,528	4,489,865
Lowe’s Cos., Inc.	4,422	421,063
O’Reilly Automotive, Inc. (A)	547	175,450
Ross Stores, Inc.	5,336	528,264
Tractor Supply Co.	6,495	596,825
Ulta Beauty, Inc. (A)	998	273,971

		8,315,158

Technology Hardware, Storage & Peripherals - 5.3%
Apple, Inc.	58,445	12,791,273
Hewlett Packard Enterprise Co.	5,726	87,321
HP, Inc.	31,985	772,118
NetApp, Inc.	4,073	319,690
Western Digital Corp.	2,463	106,081

		14,076,483

Textiles, Apparel & Luxury Goods - 0.6%
Michael Kors Holdings, Ltd. (A)	8,260	457,686
NIKE, Inc., Class B	5,605	420,599
PVH Corp.	1,797	217,060
Ralph Lauren Corp.	4,688	607,612

		1,702,957

Tobacco - 1.8%
Altria Group, Inc.	44,378	2,886,345
Philip Morris International, Inc.	22,450	1,977,172

		4,863,517

Trading Companies & Distributors - 0.3%
WW Grainger, Inc.	3,378	959,251

Total Common Stocks (Cost $262,123,953)		262,141,863

EXCHANGE-TRADED FUND - 1.9%
U.S. Equity Fund - 1.9%
SPDR S&P 500 ETF Trust	18,343	4,964,166

Total Exchange-Traded Fund (Cost $5,225,261)		4,964,166

Total Investments (Cost $267,349,214)		267,106,029
Net Other Assets (Liabilities) - 0.2%		526,486

Net Assets - 100.0%		$ 267,632,515

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Large Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$262,141,863	$—	$—	$262,141,863
Exchange-Traded Fund	4,964,166	—	—	4,964,166

Total Investments	$267,106,029	$—	$—	$267,106,029

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	There were no transfers in or out of Level 3 during the period ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Large Growth

(unaudited)

MARKET ENVIRONMENT

Jennison Associates LLC Wellington Management Company LLP

U.S. equity markets advanced over the 12-month period, extending gains that stretched back to the aftermath of the credit crisis of 2008. The backdrop was solid. Domestic gross domestic product grew at a healthy pace; employment gains were robust; corporate profit growth showed continued strength; and business and consumer confidence rose. Corporations used lower tax rates to increase capital spending and repurchase shares. Wage growth and low unemployment spurred increased consumer spending. The U.S. Federal Reserve (“Fed”) raised the federal funds rate incrementally to a still-low range of 2.00% - 2.25%.

Global growth, however, was mixed. In Europe, Brexit negotiations remained contentious, compounding uncertainty about the final outcome. In China, a slowdown in the rate of economic expansion was amplified toward the end of the 12 months by trade discord.

A decline in markets early in the 12-month period in February reflected uncertainty about the Trump administration’s policy initiatives and concerns that as U.S. economic growth gained traction, inflation expectations would rise and monetary tightening would ensue. A deeper decline in October was linked to the administration’s continuing moves to reset global trade practices with new tariffs and penalties for intellectual property infringement. Initially, the Chinese stock market suffered the brunt of the pain, while the U.S. economy, dominated by the services sector, felt little impact. In October, the tone of the rhetoric, aggressiveness of the brinkmanship, and unpredictability of the outcomes unsettled domestic markets as well.

The economic slowdown in China constricted prices of many commodities and fueled concerns that moderating expansion in the world’s second-largest economy will have global growth ramifications. Tremors rippled widely across other emerging markets, where weaker sentiment and the effect of higher U.S. interest rates on local U.S.-dollar-denominated debt added to the toll.

Wellington Management Company LLP

U.S. equities, measured by the S&P 500®, rose for the 12-month period ended on October 31, 2018. The Fed raised its benchmark interest rate several times during the period, in line with expectations. Despite continued political turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December, tax reform was a key area of focus, culminating with a tax reform bill signed into law by President Trump.

Entering 2018, bullish sentiment was exceptionally strong, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February, leading to heightened levels of volatility. By the summer, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in October, as U.S. equities saw their worst performance in recent years. Concerns surrounding slowing global growth, rich valuations and volatile U.S. and China trade relations weighed heavily on sentiment.

Returns varied by market cap, as large-cap stocks, as measured by the S&P 500®, outperformed small and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400® Index, respectively.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Large Growth (Class R4) returned 10.68%. By comparison, its primary and secondary benchmarks, the Russell 1000® Growth Index and the S&P 500®, returned 10.71% and 7.35%, respectively.

STRATEGY REVIEW

Jennison Associates LLC

Chinese internet companies Alibaba Group Holding, Ltd., ADR and Tencent Holdings, Ltd., weighed on relative performance. While the various business segments of Alibaba Group Holding, Ltd., ADR provided significant revenue growth, the company’s stock declined on high business investment spending and Chinese government efforts to tighten control of internet and non-traditional financial companies. Tencent Holdings, Ltd. was negatively affected by new restrictions on video-game approvals implemented by Chinese authorities. We believe these restrictions may be lessened in the coming year.

Ongoing concern about data breaches, user-data usage, and increased government scrutiny, coupled with maturation of user engagement, continued to loom over Facebook, Inc., another top individual detractor. However, the company has significant scale benefits and untapped monetization opportunities that we believe should drive better-than-average growth even with higher costs and restriction in data usage.

Transamerica Funds	Annual Report 2018

Transamerica Large Growth

(unaudited)

STRATEGY REVIEW (continued)

Information technology positions contributed to Fund performance, led by Amazon.com, Inc., Netflix, Inc., and Apple, Inc. As penetration of Apple, Inc.’s hardware products matured, growth in unit sales slowed. However, the company continued to drive revenue growth across its huge and loyal installed base with product updates and rapid growth in high-margin and recurring-revenue services businesses, such as apps and music.

The Fund’s long-term holdings in U.S. internet companies continued to contribute meaningfully to performance. Amazon.com, Inc. benefited from its market position, scale and execution. Netflix, Inc. continued to raise its competitive barriers with investments in content, resulting in strong subscriber growth and increased pricing and operating leverage.

Digital transformation of the enterprise has become a strategic imperative across many industries and companies. Cloudware, therefore, is no longer primarily a tool to reduce infrastructure costs. Portfolio holdings salesforce.com, Inc., Microsoft Corp., Adobe, Inc., and Red Hat, Inc., which were all contributors, offer mission-critical applications and services that are creating fundamental changes in the way businesses operate.

Payments companies continued to benefit from the long-term shift from cash to electronic credit and debit transactions. Both Fund contributors Mastercard, Inc. and Visa, Inc. have strong market positions with high barriers to entry, pricing power, and solid operating leverage potential. Square, Inc., another contributor, offers innovative low-cost, high-security, easy-to-use digital payment options, in particular for mobile and online transactions.

Boeing Co. was a top performer in industrials. Its gain reflected 787 Dreamliner commercial jet cash generation, solid cost controls and ramped-up 737 jet production. The company’s extensive order backlog reflects strong global demand.

In health care, some biopharmaceutical positions experienced setbacks. Bristol-Myers Squibb Co. fell on signs that its non-small cell lung cancer program had been eclipsed by a competing franchise. However, the potentially broad adoption of immuno-oncology therapy in multiple settings points to avenues of future growth for Bristol-Myers Squibb Co., in our view. Advances in systems for analyzing genetic variation and function continue to broaden the understanding of the clinical significance of the genome. Fund contributor Illumina, Inc. is at the forefront of this technology.

Wellington Management Company LLP

We adhere to a disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance largely via stock selection.

The Fund outperformed its benchmark due largely to stock selection within the information technology, consumer discretionary, and communication services sectors. This was partially offset by weaker holdings in health care. Sector allocation, a result of our bottom-up stock selection process, also contributed to relative performance. The Fund’s underweight in materials and lack of allocation in real estate contributed the most.

The Fund’s largest individual contributors included NetApp, Inc., a cloud and data services company; GoDaddy, Inc., a web-hosting company; and Mastercard, Inc., a global financial services corporation. The Fund’s largest individual detractors included Mohawk Industries, Inc. a flooring manufacturer, and underweight positions in Apple, Inc., a global technology company, and Microsoft Corp., a multinational technology and software firm. We eliminated our position in Mohawk Industries, Inc.

Blair A. Boyer

Michael A. Del Balso

Spiros Segalas

Co-Portfolio Managers

Jennison Associates LLC

Mammen Chally, CFA

Douglas McLane, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	99.6%
Other Investment Company	1.6
Net Other Assets (Liabilities)	(1.2)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Large Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I3 (NAV)	10.94%	N/A	17.46%	03/10/2017
Class R (NAV)	10.39%	N/A	16.87%	03/10/2017
Class R4 (NAV)	10.68%	12.96%	14.32%	09/11/2000
Russell 1000® Growth Index (A)	10.71%	13.43%	15.45%
S&P 500® (B)	7.35%	11.34%	13.24%

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Large Growth

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 99.6%
Aerospace & Defense - 3.6%
Boeing Co.	68,260	$ 24,222,744
Safran SA	32,845	4,244,489

		28,467,233

Automobiles - 1.1%
Tesla, Inc. (A) (B)	25,554	8,619,875

Banks - 1.3%
JPMorgan Chase & Co.	70,767	7,715,018
SVB Financial Group (A)	11,007	2,611,191

		10,326,209

Beverages - 0.9%
Constellation Brands, Inc., Class A	15,538	3,095,636
Monster Beverage Corp. (A)	79,120	4,181,492

		7,277,128

Biotechnology - 3.4%
Alexion Pharmaceuticals, Inc. (A)	45,531	5,102,659
Biogen, Inc. (A)	9,532	2,900,302
BioMarin Pharmaceutical, Inc. (A)	48,097	4,433,100
Celgene Corp. (A)	31,517	2,256,617
Incyte Corp. (A)	19,769	1,281,427
Seattle Genetics, Inc. (A)	39,483	2,216,181
Vertex Pharmaceuticals, Inc. (A)	52,867	8,958,842

		27,149,128

Building Products - 0.3%
Fortune Brands Home & Security, Inc.	56,324	2,525,005

Capital Markets - 2.2%
BlackRock, Inc.	5,968	2,455,354
Goldman Sachs Group, Inc.	21,040	4,741,785
Intercontinental Exchange, Inc.	50,544	3,893,910
MarketAxess Holdings, Inc.	14,825	3,108,358
S&P Global, Inc.	17,808	3,246,754

		17,446,161

Chemicals - 1.4%
Albemarle Corp.	44,983	4,463,213
PPG Industries, Inc.	44,285	4,653,911
Sherwin-Williams Co.	5,553	2,184,939

		11,302,063

Commercial Services & Supplies - 0.4%
Copart, Inc. (A)	59,525	2,911,368

Consumer Finance - 0.4%
Capital One Financial Corp.	38,068	3,399,472

Diversified Telecommunication Services - 0.7%
Verizon Communications, Inc.	99,173	5,661,787

Electrical Equipment - 0.8%
AMETEK, Inc.	50,772	3,405,786
Eaton Corp. PLC	37,304	2,673,577

		6,079,363

Electronic Equipment, Instruments & Components - 0.4%
CDW Corp.	38,489	3,464,395

Entertainment - 3.0%
Activision Blizzard, Inc.	77,642	5,361,180
Netflix, Inc. (A)	62,670	18,912,553

		24,273,733

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 0.8%
American Tower Corp.	26,472	$ 4,124,602
Crown Castle International Corp.	23,382	2,542,559

		6,667,161

Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	64,541	14,756,009

Health Care Equipment & Supplies - 2.8%
Baxter International, Inc.	83,987	5,250,027
Boston Scientific Corp. (A)	125,265	4,527,077
Edwards Lifesciences Corp. (A)	29,871	4,408,960
Intuitive Surgical, Inc. (A)	7,931	4,133,478
Teleflex, Inc.	15,751	3,791,896

		22,111,438

Health Care Providers & Services - 2.3%
UnitedHealth Group, Inc.	71,407	18,662,219

Hotels, Restaurants & Leisure - 2.3%
Chipotle Mexican Grill, Inc. (A)	6,422	2,956,239
Hilton Worldwide Holdings, Inc.	55,324	3,937,409
Marriott International, Inc., Class A	59,153	6,914,394
McDonald’s Corp.	27,291	4,827,778

		18,635,820

Household Products - 0.5%
Colgate-Palmolive Co.	63,943	3,807,806

Insurance - 0.4%
Allstate Corp.	36,958	3,537,620

Interactive Media & Services - 10.0%
Alphabet, Inc., Class A (A)	26,395	28,785,859
Alphabet, Inc., Class C (A)	17,358	18,690,573
Facebook, Inc., Class A (A)	140,929	21,391,613
Tencent Holdings, Ltd.	315,169	10,797,457

		79,665,502

Internet & Direct Marketing Retail - 8.7%
Alibaba Group Holding, Ltd., ADR (A)	77,330	11,002,513
Amazon.com, Inc. (A)	27,696	44,258,485
Booking Holdings, Inc. (A)	5,921	11,099,388
Farfetch, Ltd., Class A (A)	30,245	621,232
Wayfair, Inc., Class A (A) (B)	23,913	2,637,365

		69,618,983

IT Services - 10.2%
Adyen NV (A) (C)	5,143	3,326,783
EPAM Systems, Inc. (A)	24,958	2,981,732
FleetCor Technologies, Inc. (A)	52,568	10,515,177
Global Payments, Inc.	44,638	5,098,999
GoDaddy, Inc., Class A (A)	80,734	5,907,307
Mastercard, Inc., Class A	149,176	29,487,620
PayPal Holdings, Inc. (A)	94,958	7,994,514
Square, Inc., Class A (A)	29,824	2,190,573
Visa, Inc., Class A	99,945	13,777,418

		81,280,123

Life Sciences Tools & Services - 1.7%
Illumina, Inc. (A)	24,375	7,584,281
Thermo Fisher Scientific, Inc.	25,643	5,991,487

		13,575,768

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Large Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Machinery - 2.1%
Caterpillar, Inc.	17,467	$ 2,119,097
Gardner Denver Holdings, Inc. (A)	66,850	1,808,961
Illinois Tool Works, Inc.	25,160	3,209,661
Middleby Corp. (A)	23,492	2,638,152
Nordson Corp.	28,369	3,480,025
Snap-on, Inc.	22,060	3,395,916

		16,651,812

Media - 0.5%
Comcast Corp., Class A	112,085	4,274,922

Multiline Retail - 0.6%
Dollar Tree, Inc. (A)	52,336	4,411,925

Oil, Gas & Consumable Fuels - 0.9%
Concho Resources, Inc. (A)	30,794	4,283,138
Continental Resources, Inc. (A)	58,080	3,059,654

		7,342,792

Personal Products - 1.1%
Estee Lauder Cos., Inc., Class A	66,733	9,171,783

Pharmaceuticals - 2.6%
Allergan PLC	22,009	3,477,642
AstraZeneca PLC, ADR	212,677	8,247,614
Bristol-Myers Squibb Co.	105,234	5,318,526
Merck & Co., Inc.	54,060	3,979,357

		21,023,139

Professional Services - 0.6%
Equifax, Inc.	20,038	2,032,655
IHS Markit, Ltd. (A)	53,304	2,800,059

		4,832,714

Road & Rail - 1.1%
JB Hunt Transport Services, Inc.	21,108	2,334,756
Norfolk Southern Corp.	20,367	3,418,194
Union Pacific Corp.	18,851	2,756,393

		8,509,343

Semiconductors & Semiconductor Equipment - 3.3%
Advanced Micro Devices, Inc. (A)	180,106	3,279,730
Broadcom, Inc.	21,199	4,737,764
Micron Technology, Inc. (A)	89,608	3,380,014
NVIDIA Corp.	48,290	10,180,981
ON Semiconductor Corp. (A)	131,209	2,230,553
Texas Instruments, Inc.	25,578	2,374,406

		26,183,448

	Shares	Value
COMMON STOCKS (continued)
Software - 14.1%
Adobe, Inc. (A)	75,527	$ 18,561,516
Guidewire Software, Inc. (A)	38,278	3,405,594
Microsoft Corp.	381,387	40,735,946
Red Hat, Inc. (A)	27,556	4,729,712
salesforce.com, Inc. (A)	157,259	21,582,225
ServiceNow, Inc. (A)	32,836	5,944,629
Splunk, Inc. (A)	40,866	4,080,061
SS&C Technologies Holdings, Inc.	71,636	3,664,898
Workday, Inc., Class A (A)	78,016	10,377,688

		113,082,269

Specialty Retail - 1.7%
Home Depot, Inc.	35,551	6,252,710
Tiffany & Co.	14,601	1,625,091
TJX Cos., Inc.	54,382	5,975,494

		13,853,295

Technology Hardware, Storage & Peripherals - 6.2%
Apple, Inc.	205,080	44,883,809
NetApp, Inc.	57,528	4,515,372

		49,399,181

Textiles, Apparel & Luxury Goods - 3.4%
Kering SA	9,317	4,141,299
NIKE, Inc., Class B	197,166	14,795,337
Under Armour, Inc., Class C (A) (B)	184,017	3,649,057
VF Corp.	53,016	4,393,966

		26,979,659

Total Common Stocks (Cost $631,551,844)		796,937,651

OTHER INVESTMENT COMPANY - 1.6%
Securities Lending Collateral - 1.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (D)	12,463,342	12,463,342

Total Other Investment Company (Cost $12,463,342)		12,463,342

Total Investments (Cost $644,015,186)		809,400,993
Net Other Assets (Liabilities) - (1.2)%		(9,398,580)

Net Assets - 100.0%		$ 800,002,413

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$774,427,623	$22,510,028	$—	$796,937,651
Other Investment Company	12,463,342	—	—	12,463,342

Total Investments	$786,890,965	$22,510,028	$—	$809,400,993

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Large Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $12,213,075. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the value of the 144A security is $3,326,783, representing 0.4% of the Fund’s net assets.
(D)	Rate disclosed reflects the yield at October 31, 2018.
(E)	There were no transfers in or out of Level 3 during the period ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Large Value Opportunities

(unaudited)

MARKET ENVIRONMENT

In September, U.S. equity markets were mostly flat as the U.S. Federal Reserve (“Fed”) proceeded with what was a telegraphed raise of interest rates accompanied by some fairly hawkish language given the strength of the U.S. economy. There were positive and negative pieces of news on the trade front throughout the month, lending to an unclear picture of exactly how the U.S. trade situation would play out with the rest of the world. While there was progress made on Canada/U.S. trade relations, the primary focus of most investors was trade with China. The Trump administration pushed ahead with tariffs, leading to China cancelling the latest round of trade negotiations.

Equities pulled back significantly in October as continued trade concerns prevailed in the markets along with a pullback in technology stocks that had been some of the top market performers over recent years. While there was some relief with some positive earnings, the general negative sentiment persisted. A hawkish Fed did little to support markets as the central bank continued to trend toward restrictive policy.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Large Value Opportunities (Class R4) returned 3.32%. By comparison, its benchmark, the MSCI USA Value Index Gross, returned 3.56%.

STRATEGY REVIEW

Our philosophy is that the most effective way to invest in equities is to categorize stocks according to where they reside in their respective company life cycles, then to let the categorization drive how they are analyzed for investment attractiveness. Through our quantitative framework, we rank companies within fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). Our alpha model then quantitatively assesses the attractiveness of each company based on numerous factors that are relevant to each life-cycle category.

Since we began managing the Fund on September 4, 2018 through the period ended on October 31, 2018, it underperformed the benchmark.

Over the period, health care was the largest detracting sector from relative performance; AbbVie, Inc. and Bristol-Myers Squibb Co. were among individual detractors. The top-performing sectors were industrials and consumer discretionary. In industrials, the top-performing holdings included General Electric, due to a portfolio underweight, and Caterpillar Inc. Based on our proprietary life-cycle categorization approach, high-stable growth holdings underperformed, while mature-turnaround companies were the best performing. In relation to our model factor clusters or groupings, valuation was the most volatile and sentiment deteriorated. There was a bounce back toward the end of the period in all three of our clusters – sentiment, valuation and quality.

Sheedsa Ali, CFA

Kate Faraday

Co-Portfolio Managers

PineBridge Investments, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Exchange-Traded Fund	0.6
Net Other Assets (Liabilities)	0.2
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Large Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I3 (NAV)	3.60%	N/A	7.77%	05/05/2017
Class R (NAV)	3.08%	N/A	7.24%	05/05/2017
Class R4 (NAV)	3.32%	7.42%	10.66%	09/11/2000
MSCI USA Value Index Gross (A)	3.56%	9.14%	11.37%

(A) The MSCI USA Value Index Gross captures large and mid-cap U.S. securities exhibiting overall value style characteristics.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense - 1.0%
Boeing Co.	16,230	$ 5,759,378

Airlines - 1.1%
Delta Air Lines, Inc.	116,954	6,400,892

Auto Components - 1.0%
BorgWarner, Inc.	27,876	1,098,593
Lear Corp.	33,484	4,450,024
Visteon Corp. (A)	1,725	136,344

		5,684,961

Banks - 12.1%
Bank of America Corp.	681,906	18,752,415
BB&T Corp.	98,734	4,853,764
Citigroup, Inc.	41,752	2,733,086
Citizens Financial Group, Inc.	21,974	820,729
Comerica, Inc.	8,263	673,930
Fifth Third Bancorp	222,372	6,001,820
JPMorgan Chase & Co.	225,906	24,628,272
SunTrust Banks, Inc.	117,403	7,356,472
Wells Fargo & Co.	129,165	6,875,453

		72,695,941

Beverages - 1.9%
Coca-Cola Co.	66,751	3,196,038
PepsiCo, Inc.	69,892	7,854,463

		11,050,501

Biotechnology - 3.7%
AbbVie, Inc.	66,489	5,176,169
Amgen, Inc.	64,002	12,338,946
Biogen, Inc. (A)	15,968	4,858,583

		22,373,698

Capital Markets - 2.0%
Affiliated Managers Group, Inc.	15,890	1,806,057
Ameriprise Financial, Inc.	38,158	4,855,224
BlackRock, Inc.	2,194	902,656
E*TRADE Financial Corp.	91,293	4,511,700

		12,075,637

Chemicals - 2.3%
CF Industries Holdings, Inc.	3,450	165,703
DowDuPont, Inc.	17,538	945,649
Eastman Chemical Co.	76,044	5,958,047
LyondellBasell Industries NV, Class A	77,365	6,906,374

		13,975,773

Communications Equipment - 2.3%
Cisco Systems, Inc.	273,024	12,490,848
Palo Alto Networks, Inc. (A)	5,448	997,202

		13,488,050

Consumer Finance - 1.3%
Capital One Financial Corp.	89,786	8,017,890

Containers & Packaging - 0.8%
Avery Dennison Corp.	54,852	4,976,173

Diversified Telecommunication Services - 2.0%
AT&T, Inc.	181,013	5,553,479
CenturyLink, Inc.	48,842	1,008,099
Verizon Communications, Inc.	93,392	5,331,749

		11,893,327

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities - 1.8%
Entergy Corp.	79,560	$ 6,679,062
Hawaiian Electric Industries, Inc.	60,928	2,272,614
Southern Co.	44,454	2,001,764

		10,953,440

Electrical Equipment - 0.9%
Eaton Corp. PLC	78,269	5,609,539

Energy Equipment & Services - 0.8%
National Oilwell Varco, Inc.	130,753	4,811,710

Entertainment - 0.8%
Viacom, Inc., Class B	71,440	2,284,651
Walt Disney Co.	23,821	2,735,366

		5,020,017

Equity Real Estate Investment Trusts - 2.2%
Extra Space Storage, Inc.	19,250	1,733,655
Host Hotels & Resorts, Inc.	110,597	2,113,509
Simon Property Group, Inc.	52,223	9,583,965

		13,431,129

Food & Staples Retailing - 1.9%
Sysco Corp.	97,685	6,967,871
Walmart, Inc.	42,546	4,266,513

		11,234,384

Food Products - 1.2%
Conagra Brands, Inc.	183,826	6,544,206
Ingredion, Inc.	5,811	587,957

		7,132,163

Health Care Equipment & Supplies - 1.6%
Abbott Laboratories	654	45,087
ABIOMED, Inc. (A)	8,967	3,059,540
Edwards Lifesciences Corp. (A)	40,574	5,988,723
Medtronic PLC	3,665	329,190

		9,422,540

Health Care Providers & Services - 3.4%
Cardinal Health, Inc.	70,115	3,547,819
Cigna Corp.	29,056	6,212,463
Encompass Health Corp.	47,118	3,171,042
Express Scripts Holding Co. (A)	4,293	416,292
UnitedHealth Group, Inc.	23,297	6,088,671
WellCare Health Plans, Inc. (A)	3,269	902,211

		20,338,498

Hotels, Restaurants & Leisure - 0.9%
Carnival Corp.	97,378	5,457,063
International Game Technology PLC	1,998	37,063

		5,494,126

Household Products - 3.1%
Colgate-Palmolive Co.	123,947	7,381,044
Kimberly-Clark Corp.	64,487	6,725,994
Procter & Gamble Co.	52,181	4,627,411

		18,734,449

Independent Power & Renewable Electricity Producers - 1.1%
AES Corp.	460,973	6,720,986

Insurance - 6.0%
Aflac, Inc.	170,567	7,346,321
Allstate Corp.	80,625	7,717,425

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
American National Insurance Co.	21,465	$ 2,645,347
Athene Holding, Ltd., Class A (A)	8,263	377,784
CNA Financial Corp., Class A	11,714	508,036
Hartford Financial Services Group, Inc.	112,037	5,088,720
Loews Corp.	129,260	6,018,346
Progressive Corp.	88,739	6,185,108

		35,887,087

Internet & Direct Marketing Retail - 0.9%
Booking Holdings, Inc. (A)	2,879	5,396,916

IT Services - 3.0%
Amdocs, Ltd.	24,789	1,568,400
Cognizant Technology Solutions Corp., Class A	7,537	520,279
DXC Technology Co.	654	47,631
International Business Machines Corp.	87,382	10,086,504
Mastercard, Inc., Class A	182	35,976
Visa, Inc., Class A	43,192	5,954,017

		18,212,807

Machinery - 2.2%
Allison Transmission Holdings, Inc., Class A	120,961	5,331,961
Dover Corp.	58,859	4,875,880
Ingersoll-Rand PLC	22,791	2,186,568
Snap-on, Inc.	4,843	745,531

		13,139,940

Media - 1.9%
Comcast Corp., Class A	133,649	5,097,373
Omnicom Group, Inc.	80,609	5,990,861

		11,088,234

Metals & Mining - 1.3%
Nucor Corp.	113,607	6,716,446
Southern Copper Corp.	29,842	1,144,142

		7,860,588

Multi-Utilities - 1.1%
CenterPoint Energy, Inc.	241,874	6,533,017

Multiline Retail - 2.7%
Dollar General Corp.	60,468	6,734,926
Macy’s, Inc.	22,156	759,729
Target Corp.	99,734	8,340,754

		15,835,409

Oil, Gas & Consumable Fuels - 7.2%
Chevron Corp.	145,412	16,235,250
Exxon Mobil Corp.	139,653	11,127,551
HollyFrontier Corp.	77,365	5,217,496
Marathon Petroleum Corp.	86,383	6,085,682
Phillips 66	29,477	3,030,825
WPX Energy, Inc. (A)	79,941	1,282,254

		42,979,058

Paper & Forest Products - 0.1%
Domtar Corp.	16,435	761,105

Pharmaceuticals - 6.3%
Bristol-Myers Squibb Co.	100,519	5,080,230
Jazz Pharmaceuticals PLC (A)	38,611	6,132,199
Johnson & Johnson	89,917	12,587,481
Merck & Co., Inc.	47,118	3,468,356

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Pfizer, Inc.	154,836	$ 6,667,238
Zoetis, Inc.	43,715	3,940,907

		37,876,411

Road & Rail - 0.0% (B)
Union Pacific Corp.	785	114,783

Semiconductors & Semiconductor Equipment - 2.2%
Intel Corp.	133,553	6,260,965
KLA-Tencor Corp.	18,251	1,670,696
Texas Instruments, Inc.	54,948	5,100,823

		13,032,484

Software - 4.4%
Adobe, Inc. (A)	15,549	3,821,322
Intuit, Inc.	27,760	5,857,360
Microsoft Corp.	72,551	7,749,172
Oracle Corp.	174,992	8,546,609
Red Hat, Inc. (A)	999	171,469

		26,145,932

Specialty Retail - 1.2%
Home Depot, Inc.	31,936	5,616,904
Tractor Supply Co.	15,527	1,426,776

		7,043,680

Technology Hardware, Storage & Peripherals - 2.1%
Apple, Inc.	28,237	6,179,950
HP, Inc.	275,024	6,639,079

		12,819,029

Tobacco - 4.4%
Altria Group, Inc.	195,560	12,719,222
Philip Morris International, Inc.	152,742	13,451,988

		26,171,210

Trading Companies & Distributors - 0.9%
WW Grainger, Inc.	17,839	5,065,741

Wireless Telecommunication Services - 0.1%
Sprint Corp. (A)	132,481	810,784

Total Common Stocks (Cost $606,563,149)		594,069,417

EXCHANGE-TRADED FUND - 0.6%
U.S. Equity Fund - 0.6%
iShares Russell 1000 Value ETF	29,858	3,585,647

Total Exchange-Traded Fund (Cost $3,786,720)		3,585,647

Total Investments (Cost $610,349,869)		597,655,064
Net Other Assets (Liabilities) - 0.2%		1,276,603

Net Assets - 100.0%		$ 598,931,667

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$594,069,417	$—	$—	$594,069,417
Exchange-Traded Fund	3,585,647	—	—	3,585,647

Total Investments	$597,655,064	$—	$—	$597,655,064

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Mid Cap Growth

(unaudited)

MARKET ENVIRONMENT

The momentum of the global economy remained strong during the fiscal year, however, overall growth projections started to be revised down later in the 12-month period. In breaking out the constituents of global gross domestic product (“GDP”), it was the U.S. that was the major contributor toward the uptrend. The U.S. economy registered its strongest quarterly growth in over four years during the second quarter of 2018 at an annual rate of 4.2%, up from 2.2% for the first quarter 2018. Pressure on global growth projections increased due to headwinds facing the world economies.

Despite an increase in global trade tensions, rising interest rates and U.S. dollar strength, major U.S. indexes registered positive returns for the 12 months ended October 31, 2018. However, there was a divergence in performance between the U.S. and international markets. Emerging markets overall underperformed in part due to the increased concern over a rising interest rate environment, the strength of the U.S. dollar and the escalation of trade tensions between the U.S. and China.

In keeping with its current mandate, the U.S. Federal Reserve increased the benchmark interest rates four times throughout the year. Monetary policy was expected to be less accommodative going forward as world central banks continue to normalize interest rates. The declining effect of the recent fiscal policy initiatives along with the current trade tensions are anticipated to be a drag on global growth. While economic momentum is slowing, equities remain an attractive asset class in our view despite the future uncertainties facing the economy and markets.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Mid Cap Growth (Class R4) returned -6.64%, excluding any sales charges. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 6.14%.

STRATEGY REVIEW

The Fund underperformed its benchmark due to stock selection in the consumer discretionary, consumer staples, energy, information technology, financial services, materials and industrials sectors, while holdings in health care contributed.

The largest detractors to performance included Olin Corp., Goodyear Tire & Rubber Co., Caesars Entertainment Corp., Stars Group, Inc., and EQT Corp. Top individual contributors included Bio-Techne Corp., Workday, Inc., Delphi Technologies PLC, Universal Health Services, Inc. and Ulta Beauty, Inc.

Our philosophy is built on fundamental research, constant discovery, flexibility and the belief that no single measure of value can be universally applied across all sectors or industries. We seek companies that exhibit what we consider under-recognized growth characteristics, which are attractively valued at purchase and that include an identifiable catalyst, resulting in a favorable upside/downside return profile.

Howard Aschwald, CFA

Timothy D. Chatard, CFA

Co-Portfolio Managers

Quantum Capital Management

Asset Allocation	Percentage of Net Assets
Common Stocks	99.6%
Other Investment Company	5.2
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(5.2)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Mid Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(11.98)%	N/A	(2.77)%	03/10/2017
Class A (NAV)	(6.88)%	N/A	0.64%	03/10/2017
Class C (POP)	(8.49)%	N/A	(0.11)%	03/10/2017
Class C (NAV)	(7.58)%	N/A	(0.11)%	03/10/2017
Class I (NAV)	(6.64)%	N/A	0.94%	03/10/2017
Class I2 (NAV)	(6.60)%	N/A	0.99%	03/10/2017
Class I3 (NAV)	(6.49)%	N/A	0.69%	03/10/2017
Class R (NAV)	(6.89)%	N/A	0.17%	03/10/2017
Class R4 (NAV)	(6.64)%	6.39%	9.80%	11/07/2001
Russell Midcap® Growth Index (A)	6.14%	10.10%	15.10%
Class T1 (POP)	(9.06)%	N/A	(1.35)%	03/17/2017
Class T1 (NAV)	(6.75)%	N/A	0.21%	03/17/2017
Advisor Class (NAV)	(6.72)%	N/A	0.84%	03/10/2017

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% or T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. The securities of small and mid-capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 99.6%
Aerospace & Defense - 3.6%
Spirit Aerosystems Holdings, Inc., Class A	31,263	$ 2,626,405

Airlines - 4.2%
JetBlue Airways Corp. (A)	179,737	3,007,000

Auto Components - 6.3%
Delphi Technologies PLC	77,403	1,659,520
Goodyear Tire & Rubber Co.	135,918	2,862,433

		4,521,953

Banks - 2.0%
SVB Financial Group (A)	6,202	1,471,300

Biotechnology - 4.7%
BioMarin Pharmaceutical, Inc. (A)	36,578	3,371,394

Chemicals - 4.4%
Olin Corp.	157,289	3,177,238

Communications Equipment - 3.0%
Palo Alto Networks, Inc. (A)	11,766	2,153,649

Construction & Engineering - 4.7%
MasTec, Inc. (A)	78,451	3,413,403

Construction Materials - 3.5%
Eagle Materials, Inc.	34,219	2,526,731

Consumer Finance - 6.1%
Ally Financial, Inc.	73,002	1,854,981
Discover Financial Services	36,360	2,533,201

		4,388,182

Entertainment - 2.3%
Zynga, Inc., Class A (A)	457,466	1,665,176

Health Care Providers & Services - 3.4%
Universal Health Services, Inc., Class B	20,042	2,436,306

Hotels, Restaurants & Leisure - 8.8%
Caesars Entertainment Corp. (A) (B)	404,510	3,474,741
Stars Group, Inc. (A)	137,827	2,862,667

		6,337,408

Internet & Direct Marketing Retail - 3.0%
Expedia Group, Inc.	17,624	2,210,578

Life Sciences Tools & Services - 2.0%
Bio-Techne Corp.	8,545	1,433,167

Machinery - 5.9%
Ingersoll-Rand PLC	17,032	1,634,050
ITT, Inc.	52,023	2,627,162

		4,261,212

Oil, Gas & Consumable Fuels - 4.3%
EQT Corp.	92,423	3,139,609

Semiconductors & Semiconductor Equipment - 12.8%
Marvell Technology Group, Ltd.	182,809	2,999,896
Micron Technology, Inc. (A)	75,410	2,844,465
Skyworks Solutions, Inc.	38,935	3,378,000

		9,222,361

Software - 5.7%
Dropbox, Inc., Class A (A) (B)	109,292	2,565,083
Workday, Inc., Class A (A)	11,525	1,533,056

		4,098,139

Specialty Retail - 4.1%
Ulta Beauty, Inc. (A)	10,840	2,975,797

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 1.7%
Tapestry, Inc.	28,707	$ 1,214,593

Trading Companies & Distributors - 3.1%
Air Lease Corp.	59,209	2,255,863

Total Common Stocks (Cost $73,675,151)		71,907,464

OTHER INVESTMENT COMPANY - 5.2%
Securities Lending Collateral - 5.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (C)	3,739,239	3,739,239

Total Other Investment Company (Cost $3,739,239)		3,739,239

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 1.25% (C), dated 10/31/2018, to be repurchased at $264,240 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $271,921.	$ 264,231	264,231

Total Repurchase Agreement (Cost $264,231)		264,231

Total Investments (Cost $77,678,621)		75,910,934
Net Other Assets (Liabilities) - (5.2)%		(3,735,380)

Net Assets - 100.0%		$ 72,175,554

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$71,907,464	$—	$—	$71,907,464
Other Investment Company	3,739,239	—	—	3,739,239
Repurchase Agreement	—	264,231	—	264,231

Total Investments	$75,646,703	$264,231	$—	$75,910,934

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,571,252. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Mid Cap Value Opportunities

(unaudited)

MARKET ENVIRONMENT

The market witnessed significantly more moderate returns in the Fund’s 2018 fiscal year relative to its 2017 fiscal year, when both domestic and international equity markets posted returns north of 20% in many asset classes. For the 12-month period ended on October 31, 2018, the market appeared to reset, with domestic indexes returning modest returns in the low-to-mid single digit range, with international equities and fixed income (as represented by the Bloomberg Barclays U.S. Aggregate Index) posting negative returns. There were two notable sell-offs due to concerns over higher inflation that could lead to expedited tightening by the U.S. Federal Reserve, and more recent worries of the market reaching peak profit margins while potential growth challenges arose driven from a global trade war and wage inflation. After a period of investor complacency, measured by record low volatility in 2017, the market reset with an increase in volatility, although close to in-line with the long-term history.

Despite the late period noise and volatility, the U.S. economy appeared to be in good health, as gross domestic product growth remained strong and earnings were generally positive and relatively broad based. The environment, however, was certainly not without its risks. Namely, political uncertainty and trade tensions between the U.S. and other global participants continued to present noise and short-termism in the market. This may cause volatility and create opportunities as stock prices dislocate from intrinsic value.

The market continued to trade at an expensive multiple, which was further pronounced when comparing growth against value, as the historic premium growth garnered over value was well above long-term levels, indicating the relative attractiveness of the value style, in our view. We believe the market ultimately rewards fundamentals and valuation, providing a strong backdrop for active value managers going forward.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Mid Cap Value Opportunities (Class A) returned 4.75%, excluding any sales charges. By comparison, its benchmark, the Russell Midcap® Value Index, returned 0.16%.

STRATEGY REVIEW

We seek to invest in companies that we believe present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. Our process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.

The fund outperformed its benchmark, the Russell MidCap® Value Index, led by the consumer discretionary and financial services sectors. Within consumer discretionary, Discovery, Inc. had the largest impact, driven by heightened expectations around future synergies from its acquisition of Scripps Networks Interactive, as well as the potential for further media merger-and-acquisition activity following AT&T, Inc.’s successful acquisition of Time Warner Cable LLC. The fund benefitted from auto parts retailer, Advance Auto Parts, Inc.. New management improved the business in a number of areas, such as supply chain management, which have helped propel the stock price higher. In financials, the fund benefited from positive stock selection across several industries including insurance and real estate investment trusts (“REITs”). At the stock level, Progressive Corp. and Uniti Group, Inc. were two of our top performers. Shares in insurance company Progressive Corp. moved higher on strength in personal lines as industry pricing improved, and top-line growth and underwriting margins continued to surprise to the upside. The company also added market share. Uniti Group, Inc. a telecom infrastructure REIT, had been pressured by financial difficulties facing the company’s largest tenant, Windstream Holdings, Inc. Shares lifted on positive news flow surrounding Windstream Holdings, Inc.‘s ongoing dispute with a creditor attempting to force the company into bankruptcy. We believed the market was pricing in a worst-case scenario on the impact from Windstream Holdings Inc., and at the same time, ignored the continued build in infrastructure in fiber assets and towers.

Energy and health care weighed on relative performance. In energy, our underweight in oil-sensitive stocks, which rallied along with the improving price of oil, was the main detractor. Additionally, we were negatively impacted by natural gas producers Range Resources Corp. and Antero Resources Corp., which were pressured by the weakening of forward-looking natural gas prices. In health care, DENTSPLY SIRONA was the largest detractor. An American dental consumables and equipment manufacturer, the company has been challenged from weakness in the dental industry, and merger synergies not meeting investor expectations. We continued to like the stock and believed these headwinds were not secular, and that the valuation gap will narrow as new management reduces meaningful costs.

Brett P. Hawkins, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	94.1%
Repurchase Agreement	3.0
Other Investment Company	1.1
Net Other Assets (Liabilities)	1.8
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Mid Cap Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(1.01)%	6.75%	04/30/2014
Class A (NAV)	4.75%	8.09%	04/30/2014
Russell Midcap® Value Index (A)	0.16%	6.96%
Class C (POP)	3.03%	7.30%	04/30/2014
Class C (NAV)	4.00%	7.30%	04/30/2014
Class I (NAV)	5.16%	8.39%	04/30/2014
Class I2 (NAV)	5.26%	8.49%	04/30/2014
Class I3 (NAV)	5.19%	3.36%	03/24/2017
Class R (NAV)	4.70%	2.84%	03/24/2017
Class R4 (NAV)	5.07%	3.17%	03/24/2017
Class R6 (NAV)	5.22%	6.26%	07/25/2016
Class T1 (POP)	2.36%	0.73%	03/17/2017
Class T1 (NAV)	4.95%	2.33%	03/17/2017
Advisor Class (NAV)	5.00%	4.11%	12/16/2016

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in mid-sized companies involves greater risk than is customarily associated with more established companies. The securities of mid-sized companies are subject to higher volatility than larger, more established companies. The prices of securities the sub-adviser believes are undervalued many not appreciate as anticipated or may go down. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 94.1%
Airlines - 3.2%
Alaska Air Group, Inc.	431,616	$ 26,509,855
United Continental Holdings, Inc. (A)	282,200	24,130,922

		50,640,777

Banks - 2.4%
CIT Group, Inc.	802,760	38,034,769

Beverages - 2.2%
Molson Coors Brewing Co., Class B	555,900	35,577,600

Biotechnology - 0.9%
United Therapeutics Corp. (A)	131,900	14,622,434

Capital Markets - 0.8%
E*TRADE Financial Corp.	257,400	12,720,708

Chemicals - 1.5%
PPG Industries, Inc.	228,500	24,013,065

Commercial Services & Supplies - 1.2%
Stericycle, Inc. (A)	401,407	20,058,308

Communications Equipment - 1.6%
ARRIS International PLC (A)	1,021,200	25,397,244

Consumer Finance - 1.0%
Ally Financial, Inc.	643,239	16,344,703

Containers & Packaging - 1.0%
Ball Corp.	361,500	16,195,200

Distributors - 1.9%
LKQ Corp. (A)	1,117,500	30,474,225

Diversified Financial Services - 2.5%
Jefferies Financial Group, Inc.	1,346,900	28,917,943
Voya Financial, Inc.	267,361	11,699,717

		40,617,660

Electric Utilities - 7.4%
Alliant Energy Corp.	811,600	34,882,568
FirstEnergy Corp.	781,200	29,123,136
PG&E Corp. (A)	353,300	16,537,973
PPL Corp.	1,245,850	37,873,840

		118,417,517

Entertainment - 1.4%
Viacom, Inc., Class B	717,400	22,942,452

Equity Real Estate Investment Trusts - 8.5%
Colony Capital, Inc.	4,523,005	26,550,039
Gaming and Leisure Properties, Inc.	468,700	15,790,503
Iron Mountain, Inc.	657,100	20,113,831
JBG SMITH Properties	739,100	27,701,468
Uniti Group, Inc.	820,640	15,707,050
VEREIT, Inc.	4,194,700	30,747,151

		136,610,042

Food & Staples Retailing - 3.5%
Casey’s General Stores, Inc.	229,600	28,954,856
US Foods Holding Corp. (A)	950,500	27,726,085

		56,680,941

Food Products - 3.6%
J.M. Smucker, Co.	217,600	23,570,432
Kellogg Co.	328,500	21,510,180
Post Holdings, Inc. (A)	139,400	12,325,748

		57,406,360

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 1.4%
Zimmer Biomet Holdings, Inc.	195,300	$ 22,184,127

Health Care Providers & Services - 4.9%
AmerisourceBergen Corp.	259,656	22,849,728
Cardinal Health, Inc.	538,768	27,261,661
Laboratory Corp. of America Holdings (A)	177,403	28,482,051

		78,593,440

Hotels, Restaurants & Leisure - 1.8%
Caesars Entertainment Corp. (A) (B)	2,006,500	17,235,835
Stars Group, Inc. (A)	587,100	12,194,067

		29,429,902

Independent Power & Renewable Electricity Producers - 1.7%
AES Corp.	1,896,500	27,650,970

Insurance - 13.9%
Alleghany Corp.	59,025	35,455,137
Allstate Corp.	169,700	16,243,684
Arch Capital Group, Ltd. (A)	904,800	25,669,176
Fidelity National Financial, Inc.	848,403	28,379,080
Loews Corp.	693,820	32,304,259
Markel Corp. (A)	18,100	19,787,644
Progressive Corp.	243,905	17,000,178
Unum Group	217,700	7,893,802
Willis Towers Watson PLC	277,766	39,764,981

		222,497,941

Internet & Direct Marketing Retail - 1.7%
Expedia Group, Inc.	48,985	6,144,189
Liberty Expedia Holdings, Inc., Class A (A)	489,405	21,249,965

		27,394,154

IT Services - 3.3%
Leidos Holdings, Inc.	511,800	33,154,404
MAXIMUS, Inc.	297,800	19,348,066

		52,502,470

Machinery - 0.8%
Trinity Industries, Inc.	430,300	12,285,065

Media - 6.8%
AMC Networks, Inc., Class A (A)	247,075	14,473,653
Discovery, Inc., Class C (A)	953,180	27,937,706
DISH Network Corp., Class A (A)	452,193	13,900,413
GCI Liberty, Inc., Class A (A)	264,600	12,523,518
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	405,300	16,726,731
News Corp., Class A	1,745,700	23,025,783

		108,587,804

Mortgage Real Estate Investment Trusts - 2.3%
Annaly Capital Management, Inc.	3,777,945	37,288,317

Oil, Gas & Consumable Fuels - 3.5%
EQT Corp.	722,100	24,529,737
Williams Cos., Inc.	1,289,500	31,373,535

		55,903,272

Professional Services - 2.6%
ManpowerGroup, Inc.	274,900	20,972,121
Nielsen Holdings PLC	796,200	20,685,276

		41,657,397

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Software - 2.0%
CDK Global, Inc.	417,400	$ 23,891,976
Dell Technologies, Inc., Class V (A)	86,500	7,818,735

		31,710,711

Specialty Retail - 1.2%
Foot Locker, Inc.	419,200	19,761,088

Trading Companies & Distributors - 1.6%
AerCap Holdings NV (A)	519,600	26,021,568

Total Common Stocks (Cost $1,464,762,881)		1,510,222,231

OTHER INVESTMENT COMPANY - 1.1%
Securities Lending Collateral - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (C)	18,058,500	18,058,500

Total Other Investment Company (Cost $18,058,500)		18,058,500

Principal	Value
REPURCHASE AGREEMENT - 3.0%

Fixed Income Clearing Corp., 1.25% (C), dated 10/31/2018, to be repurchased at $47,518,074 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $48,468,737.

$ 47,516,424	$ 47,516,424

Total Repurchase Agreement (Cost $47,516,424)	47,516,424

Total Investments (Cost $1,530,337,805)	1,575,797,155
Net Other Assets (Liabilities) - 1.8%	28,807,934

Net Assets - 100.0%	$ 1,604,605,089

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,510,222,231	$—	$—	$1,510,222,231
Other Investment Company	18,058,500	—	—	18,058,500
Repurchase Agreement	—	47,516,424	—	47,516,424

Total Investments	$1,528,280,731	$47,516,424	$—	$1,575,797,155

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $17,235,835. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2018.
(D)	There were no transfers in or out of Level 3 during the period ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica MLP & Energy Income

(unaudited)

MARKET ENVIRONMENT

After a difficult 2017, the key theme for the midstream energy sector is growth. Energy sentiment markedly improved over the year, supported by strengthening oil prices, rising production, and constraints on infrastructure takeaway capacity, resulting in widening differentials for oil, natural gas and natural gas liquids (“NGL”). While the midstream sector had its challenges during the year ended October 31, 2018, including tax reform and changes in the Federal Energy Regulatory Commission regulations, these issues have now been resolved with no material impact. Growing domestic energy production has overwhelmed existing infrastructure and boosted profits.

Capital spending has returned to record levels with the sector on track to spend approximately $50 billion in 2018, which will eclipse the total amount spent in 2013. Importantly, unlike 2013, most of this growth is being funded without additional equity issuance. In 2013, the sector issued more than $30 billion of equity and this year the total is closer to $5 billion. This self-funding model speaks to the improved financial and operating condition of many bellwether companies. Higher, more stable commodity prices and growing volumes are driving strong operating leverage and improved cash flows. Midstream companies continue to exercise financial discipline with a focus on return on invested capital, self-funding projects, lower leverage and overall improved corporate governance. Nonetheless, despite all the positive developments this year, valuations have not kept pace with the stronger fundamentals in a meaningful way.

PERFORMANCE

For the year ended October 31, 2018, Transamerica MLP & Energy Income (Class A) returned -1.85%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Alerian MLP Total Return Index, returned 7.35% and 0.68%, respectively.

STRATEGY REVIEW

Performance among master limited partnership (“MLP”) sub-sectors was widely dispersed for the fiscal year. Fund-specific underperformance compared to the Alerian MLP Total Return Index for the fiscal year was primarily driven by an overweight allocation to non-index constituents and an underweight allocation to diversified MLPs. Underperformance was modestly offset by reduced exposure to both liquids and gas transportation & storage MLPs.

The largest individual contributors to performance during the fiscal year were investments in ONEOK, Inc. and Targa Resources Corp. ONEOK, Inc. continued to post strong operating results throughout its expansive footprint in the Bakken and Mid-Continent regions, while Targa Resources Corp. benefited from investors interest in adding exposure to robust NGL prices.

TransCanada Corp. and Enbridge Energy Management LLC were the primary detractors to performance. TransCanada Corp. was pressured due to the underperformance of the Keystone pipeline, which has been running at less than full operating pressure after a line-break in North Dakota in November 2017. Enbridge Energy Management LLC, the corporate tracking stock of Enbridge Energy Partners underperformed when the company first lowered its guidance for 2017 and announced expectations of a distribution cut.

John C. Frey

Portfolio Manager

Kayne Anderson Capital Advisors, L.P.

Asset Allocation	Percentage of Net Assets
Common Stocks	62.3%
Master Limited Partnerships	36.0
Other Investment Company	5.9
Corporate Debt Securities	1.0
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	(5.5)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica MLP & Energy Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(7.26)%	(4.97)%	(3.94)%	04/30/2013
Class A (NAV)	(1.85)%	(3.88)%	(2.95)%	04/30/2013
S&P 500® (A)	7.35%	11.34%	12.43%
Alerian MLP Total Return Index (B)	0.68%	(4.84)%	(3.88)%
Class C (POP)	(3.60)%	(4.61)%	(3.69)%	04/30/2013
Class C (NAV)	(2.66)%	(4.61)%	(3.69)%	04/30/2013
Class I (NAV)	(1.42)%	(3.58)%	(2.67)%	04/30/2013
Class I2 (NAV)	(1.44)%	(3.48)%	(2.58)%	04/30/2013
Class T1 (POP)	(4.11)%	N/A	(5.76)%	03/17/2017
Class T1 (NAV)	(1.67)%	N/A	(4.27)%	03/17/2017
Advisor Class (NAV)	(1.58)%	N/A	(2.25)%	12/16/2016

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Alerian MLP Total Return Index is a composite of the 50 most prominent energy Master Limited Partnerships (“MLPs”) that provides investors with an unbiased, comprehensive benchmark for this asset class.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in MLPs involve risks related to limited control, cash flow changes, dilution risks and risk linked to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.

The Fund is subject to certain MLP tax risks. As the Fund is registered as a Regulated Investment Company, the Fund does not pay taxes. Changes to government regulations may impact future returns.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Transamerica Funds	Annual Report 2018

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 62.3%
Independent Power & Renewable Electricity Producers - 3.1%
Atlantica Yield PLC	512,800	$ 10,056,008

Oil, Gas & Consumable Fuels - 59.2%
Cheniere Energy, Inc. (A)	357,591	21,602,072
Enbridge Energy Management LLC (A) (B)	697,205	7,397,345
Enbridge, Inc.	257,949	8,024,793
EnLink Midstream LLC	145,000	1,885,000
GasLog, Ltd.	260,947	5,338,976
Kinder Morgan, Inc.	1,049,900	17,869,298
ONEOK, Inc.	359,575	23,588,120
Pembina Pipeline Corp. (B)	572,700	18,509,664
Phillips 66	110,000	11,310,200
Plains GP Holdings, LP, Class A	933,213	19,942,762
SemGroup Corp., Class A	257,731	4,765,446
Targa Resources Corp.	386,250	19,957,538
TransCanada Corp.	287,425	10,841,671
Williams Cos., Inc.	733,060	17,835,350

		188,868,235

Total Common Stocks (Cost $198,194,290)		198,924,243

MASTER LIMITED PARTNERSHIPS - 36.0% (C)
Independent Power & Renewable Electricity Producers - 2.1%
NextEra Energy Partners, LP	146,122	6,652,935

Multi-Utilities - 0.7%
Brookfield Infrastructure Partners, LP	60,000	2,239,200

Oil, Gas & Consumable Fuels - 33.2%
Antero Midstream GP, LP	365,500	5,888,205
BP Midstream Partners, LP	148,255	2,705,654
Buckeye Partners, LP	121,400	3,983,134
DCP Midstream, LP	40,600	1,461,194
Energy Transfer, LP	874,837	13,594,967
Enterprise Products Partners, LP	372,311	9,985,381
EQGP Holdings, LP	39,948	627,184
EQM Midstream Partners, LP	80,120	3,678,309
GasLog Partners, LP	322,148	8,005,378
Hoegh LNG Partners, LP	248,800	4,431,128
KNOT Offshore Partners, LP	119,302	2,442,112
Magellan Midstream Partners, LP	107,000	6,599,760
MPLX, LP	234,081	7,867,462
Phillips 66 Partners, LP	87,000	4,255,170
Shell Midstream Partners, LP	265,305	5,422,834
Tallgrass Energy LP	481,249	10,471,978
Viper Energy Partners, LP	189,300	6,807,228
Western Gas Partners, LP	196,900	7,789,364

		106,016,442

Total Master Limited Partnerships (Cost $115,429,911)		114,908,577

	Principal	Value
CORPORATE DEBT SECURITIES - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Canbriam Energy, Inc. 9.75%, 11/15/2019 (D)	$ 1,330,000	$ 1,306,725
MEG Energy Corp. 7.00%, 03/31/2024 (D)	750,000	736,875
Targa Resources Partners, LP / Targa Resources Partners Finance Corp. 5.38%, 02/01/2027	1,000,000	972,500

Total Corporate Debt Securities (Cost $2,891,149)		3,016,100

	Shares	Value
OTHER INVESTMENT COMPANY - 5.9%
Securities Lending Collateral - 5.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (E)	18,867,926	18,867,926

Total Other Investment Company (Cost $18,867,926)		18,867,926

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 1.25% (E), dated 10/31/2018, to be repurchased at $949,995 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $973,191.	$ 949,962	949,962

Total Repurchase Agreement (Cost $949,962)		949,962

Total Investments (Cost $336,333,238)		336,666,808
Net Other Assets (Liabilities) - (5.5)%		(17,575,499)

Net Assets - 100.0%		$ 319,091,309

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$198,924,243	$—	$—	$198,924,243
Master Limited Partnerships	114,908,577	—	—	114,908,577
Corporate Debt Securities	—	3,016,100	—	3,016,100
Other Investment Company	18,867,926	—	—	18,867,926
Repurchase Agreement	—	949,962	—	949,962

Total Investments	$332,700,746	$3,966,062	$—	$336,666,808

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $18,473,813. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	The Fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of master limited partnerships and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to master limited partnerships, which are not treated as publicly traded partnerships for federal income tax purposes.
(D)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $2,043,600, representing 0.6% of the Fund’s net assets.
(E)	Rates disclosed reflect the yields at October 31, 2018.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Cap Growth

(unaudited)

MARKET ENVIRONMENT

Equities posted a stronger-than-average gain during the fiscal year, reflected in the Russell 3000 Growth returning over 10% even after accounting for heavy losses in October 2018. For most of 2018, the market was dominated by a handful of extremely large, highly-priced companies. The market rotation from high-flying technology and e-commerce companies into more reasonably-valued companies was spurred by a renewed focus on market fundamentals, valuation and risk factors that drive long-term performance, in our view. Solid economic growth, full employment and high levels of business and consumer confidence supported strong market performance for most of the year. Late in the 12-month period, though, increased attention was given to the sustainability of those gains in the face of rising interest rates, a stronger dollar and a softening global outlook. Market moves were exacerbated by the tone of trade rhetoric on any given day and potential adverse effects on business investment.

In this environment, we advocate more than ever the need to be selective. It is all the more important to focus on those businesses that are worth owning, that have sustainable competitive positions and that trade at valuations that are more likely to generate a return over the long term greater than the market as a whole.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Multi-Cap Growth (Class A) returned 7.67%, excluding any sales charges. By comparison, its benchmark, the Russell 3000® Growth Index, returned 10.20%.

STRATEGY REVIEW

The Fund underperformed its benchmark, driven by unfavorable stock selection and sector allocation decisions.

The single largest company detractor was Facebook, Inc. due to concerns surrounding increased regulatory scrutiny and the need for higher spending to monitor its sites. We continued to have a high degree of conviction in the company based on its dominance in attracting digital advertisers. Its users also continued to be highly engaged.

At the sector level, the largest detractor was health care. Celgene Corp., Cerner Corp. and Novo Nordisk A/S, ADR were among the bottom 10 performers. While the sector was up over the period, these stocks were all down. Despite solid cash flows, strong product pipelines, and attractive valuations, negative sentiment, particularly in big pharmaceuticals/biotechnology companies, continued to overshadow fundamental factors.

The Fund’s biggest relative gains were in industrials and materials. Union Pacific Corp., in addition to posting steady quarterly results, announced it was implementing precision scheduling to improve productivity on its network. Ecolab, Inc. drove the outperformance in materials; this is an unusual materials company in that it is very stable, enjoys pricing power and healthy margins.

TJX Cos., Inc. and Lowe’s Cos., Inc. within consumer discretionary sector also helped performance, driven primarily by strong consumer confidence, a healthy economy and successful execution by respective managements. TJX Cos., Inc. was the single best performer.

The Fund’s holdings in the information technology sector delivered strong absolute performance. Apple, Inc., Intuit Inc., Broadridge Financial Solutions, Inc. and Mastercard, Inc. performed well. However, Littelfuse, Inc. and Cognizant Technology Solutions Corp. detracted due primarily to exposure China trade and Brexit worries, respectively.

Melanie H. Peche, CFA

Michael O. Tempest

Co-Portfolio Managers

Alta Capital Management, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.6%
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	1.77%	1.28%	8.56%	03/01/2000
Class A (NAV)	7.67%	2.42%	9.17%	03/01/2000
Russell 3000® Growth Index (A)	10.20%	13.06%	15.33%
Class B (POP)	1.77%	1.46%	8.52%	03/01/2000
Class B (NAV)	6.77%	1.57%	8.52%	03/01/2000
Class C (POP)	5.67%	1.63%	8.37%	11/11/2002
Class C (NAV)	6.67%	1.63%	8.37%	11/11/2002
Class I (NAV)	8.05%	2.78%	8.74%	11/30/2009
Class I2 (NAV)	8.20%	2.94%	9.86%	11/15/2005
Class T1 (POP)	5.28%	N/A	8.04%	03/17/2017
Class T1 (NAV)	7.96%	N/A	9.75%	03/17/2017
Advisor Class (NAV)	7.88%	N/A	12.60%	12/16/2016

(A) The Russell 3000® Growth Index measures the performance of the growth sector of the broad U.S. equity market and is comprised of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 99.6%
Banks - 5.2%
Wells Fargo & Co.	157,500	$ 8,383,725
Western Alliance Bancorp (A)	132,500	6,391,800

		14,775,525

Biotechnology - 1.8%
Celgene Corp. (A)	70,200	5,026,320

Building Products - 1.2%
Fortune Brands Home & Security, Inc.	79,000	3,541,570

Capital Markets - 2.6%
S&P Global, Inc.	40,500	7,383,960

Chemicals - 6.4%
Ecolab, Inc.	63,800	9,770,970
Sherwin-Williams Co.	21,000	8,262,870

		18,033,840

Diversified Financial Services - 2.8%
Berkshire Hathaway, Inc., Class B (A)	38,300	7,862,224

Electronic Equipment, Instruments & Components - 5.6%
Amphenol Corp., Class A	104,600	9,361,700
Littelfuse, Inc.	36,300	6,576,108

		15,937,808

Entertainment - 2.8%
Walt Disney Co.	68,800	7,900,304

Health Care Providers & Services - 3.7%
CVS Health Corp.	146,000	10,568,940

Health Care Technology - 3.0%
Cerner Corp. (A)	146,500	8,391,520

Insurance - 2.7%
Markel Corp. (A)	6,900	7,543,356

Interactive Media & Services - 9.9%
Alphabet, Inc., Class A (A)	13,300	14,504,714
Facebook, Inc., Class A (A)	90,400	13,721,816

		28,226,530

Internet & Direct Marketing Retail - 5.0%
Booking Holdings, Inc. (A)	7,550	14,153,079

IT Services - 11.0%
Broadridge Financial Solutions, Inc.	47,500	5,554,650
Cognizant Technology Solutions Corp., Class A	125,500	8,663,265
FleetCor Technologies, Inc. (A)	43,250	8,651,297
Mastercard, Inc., Class A	42,200	8,341,674

		31,210,886

	Shares	Value
COMMON STOCKS (continued)
Machinery - 1.9%
Middleby Corp. (A)	49,000	$ 5,502,700

Multiline Retail - 4.4%
Dollar Tree, Inc. (A)	148,500	12,518,550

Oil, Gas & Consumable Fuels - 2.8%
Phillips 66	78,750	8,097,075

Pharmaceuticals - 2.3%
Novo Nordisk A/S, ADR	148,500	6,412,230

Road & Rail - 2.6%
Union Pacific Corp.	51,000	7,457,220

Software - 6.1%
Check Point Software Technologies, Ltd. (A)	71,900	7,980,900
Intuit, Inc.	43,900	9,262,900

		17,243,800

Specialty Retail - 6.3%
Lowe’s Cos., Inc.	84,500	8,046,090
TJX Cos., Inc.	88,595	9,734,819

		17,780,909

Technology Hardware, Storage & Peripherals - 6.9%
Apple, Inc.	89,900	19,675,514

Trading Companies & Distributors - 2.6%
Fastenal Co.	141,700	7,284,797

Total Common Stocks (Cost $237,225,309)		282,528,657

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 1.25% (B), dated 10/31/2018, to be repurchased at $1,083,362 on 11/01/2018. Collateralized by a U.S. Government Obligation, 2.88%, due 10/15/2021, and with a value of $1,105,746.	$ 1,083,324	1,083,324

Total Repurchase Agreement (Cost $1,083,324)		1,083,324

Total Investments (Cost $238,308,633)		283,611,981
Net Other Assets (Liabilities) - (0.0)% (C)		(83,941)

Net Assets - 100.0%		$ 283,528,040

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$282,528,657	$—	$—	$282,528,657
Repurchase Agreement	—	1,083,324	—	1,083,324

Total Investments	$282,528,657	$1,083,324	$—	$283,611,981

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2018.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

In the fourth quarter of 2017, buoyed by consumption, business equipment spending, and a general pick-up in global economic activity, gross domestic product (“GDP”) growth accelerated to 2.3% year-over-year. Market participants turned their focus to the eventuality of a near-term fiscal push, notably via tax policy. Equity prices rallied in response, and 2018 and 2019 GDP consensus estimates inched higher.

In late 2017, Congress passed and President Trump signed broad tax relief for individuals, small businesses, and corporations into law. Proponents saw the legislation as providing incentives for business investment, while detractors saw it as a costly debt-fueled sugar high.

Volatility increased early in 2018, as the combination of trade tensions and rising interest rates caused investors to reassess growth prospects, sending equity markets lower. A positive string of earnings reports in Q1 and Q2, however, tamped down market volatility and allowed stocks to resume their uptrend.

The U.S. Federal Reserve (“Fed”) raised the Fed Funds Rate target by 25 basis points at the June meeting to a range between 1.75% and 2.00%. Along with raising interest rates, the Federal Open Market Committee also communicated a better outlook for GDP and unemployment, along with slightly higher inflation expectations for the remainder of 2018.

The front end of the yield curve continued to reprice in the first half of the year as the Fed maintained its outlook for steady economic growth and signaled the likelihood of more rate hikes in the future amid increasing Treasury supply. The 10-year Treasury yield settled roughly 11 basis points higher, and the 2-year yield about 25 basis points higher in the second quarter, pushing the spread between the 2- and 10-year Treasuries to its then narrowest level in more than a decade. Additionally, the LIBOR-Option Implied Spread (“OIS”), which had been widening throughout the first quarter of 2018, peaked early in the second quarter before declining materially.

Policy and politics remained center-stage in the third quarter as Washington’s trade spat with China continued to escalate. These risks surrounding trade policy were noted as a concern by the Fed in its September meeting minutes. Even so, the Fed stayed the course on normalizing rates given continued economic strength, hiking again in September to bring the policy rate above 2% for the first time since 2008.

J.P. Morgan Investment Management, Inc.

At the beginning of the fiscal year, in November of 2017, U.S. equity markets marched higher, propelled by a stream of positive economic data, the Fed chair nomination of Jerome Powell and progress on tax reform. The signing of the tax reform act in December resulted in increased earnings estimates for many companies, giving investors hope that 2018 would see an increase in investment spending.

U.S. equity markets in 2018 experienced a significant increase in volatility compared to the unusually mild 2017. Economic growth remained stable as the Fed raised interest rates on two occasions during the first six months of the year in March and in June, bringing the target federal funds rate to a range of between 1.75% - 2.00%. In June, the U.S. administration announced plans to impose a 25% tariff on $50 billion of annual Chinese imports. Though the impact was modest, the market has continued to grapple with the potential implications for the growth and profitability of global companies.

The Fed continued to raise rates in September, reaching a range of 2.00 - 2.25% and it remained on target to meet its long-term objective of normalizing monetary policy, with economic projections becoming marginally more constructive. Moving into October, the S&P 500® Index sold off sharply as market volatility increased. Corporate fundamentals remained robust and recent economic projections looked solid, with healthy consumer spending, strong growth in inventories and credit spreads that remained relatively tight. We have continued to monitor potential U.S. market risks, which include more interest rate increases, the overhang of midterm elections and U.S./China trade uncertainties.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Multi-Managed Balanced (Class A) returned 2.05%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg Barclays US Aggregate Bond Index, returned 7.35% and -2.05%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC J.P. Morgan Investment Management, Inc.

For the 12-month period ended on October 31, 2018, the most significant contributor to relative performance in fixed income came from our shorter duration positioning, particularly on the front end of the curve as rates rose and the curve flattened. Carry also contributed to relative returns. This was somewhat offset by spread widening.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

(unaudited)

STRATEGY REVIEW (continued)

At the asset class level, an overweight to non-agency mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities contributed to outperformance. Underweights to agency residential mortgage-backed securities, government-related and agency securities detracted from relative returns.

From a ratings perspective, excluding cash, security selection within single A rated credits made the most significant contribution to relative returns while selection within AAA detracted for the period.

J.P. Morgan Investment Management, Inc.

Positioning within financials, basic materials and insurance sectors detracted from returns while the pharmaceutical/medical technology, technology and industrial cyclical sectors contributed to returns.

Within the industrial cyclical space, an underweight in Boeing detracted from performance. Boeing Co. started the year strong with solid earnings that drove shares higher. Strong global air traffic propelled increases in production rates while operating improvements in the company’s production line helped operating margins rise above Wall Street expectations. In our analysis, the company has been benefitting from unsustainable tailwinds and squeezing suppliers on costs, all of which could vanish in an economic downturn. Also within the industrial cyclical sector, an overweight position in Stanley Black & Decker, Inc. detracted from returns. The company had been fending off investor worry on rising inflation and management’s ability to offset it with stronger pricing. Margin erosion due to weak pricing and increased spending on product launches caused Stanley Black & Decker, Inc. to continue to edge lower. The fiscal year ended with investor sentiment down given concerns on price increases destroying volume and demand.

On the positive side, in the industrial cyclical space, our underweight position in General Electric Co. contributed to performance. The conglomerate’s stock was driven lower by new incremental liabilities in its finance subsidiary while the power division continued to demonstrate weakness. Challenges including insurance and settlement issues, the remaining parts of GE Capital, a weak power segment and a potential dividend cut persisted throughout the year. All weakened investor confidence on the stock. We have continued to remain negative on the name due to our concerns regarding earnings power and lingering risks that are difficult to fully quantify. Also within the industrial cyclical sector, our overweight position in Union Pacific Corp. contributed to performance. The stock rose on news of a large buyback and positive volume growth. The company continued to see productivity improvement, and the potential for margin growth drove investor confidence higher. We have continued to like the name as we believe pricing growth will accelerate in the coming years and volumes should remain favorable to the company.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Sivakumar N. Rajan

Doug Weih, CFA

Brian Westhoff, CFA

Co-Portfolio Managers

Aegon USA Investment Management

Steven G. Lee

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management, Inc

Asset Allocation	Percentage of Net Assets
Common Stocks	58.6%
Corporate Debt Securities	15.8
U.S. Government Obligations	8.9
U.S. Government Agency Obligations	6.8
Commercial Paper	4.3
Asset-Backed Securities	4.1
Mortgage-Backed Securities	4.0
Short-Term U.S. Government Obligations	1.1
Repurchase Agreement	0.6
Other Investment Company	0.5
Foreign Government Obligations	0.5
Municipal Government Obligations	0.3
Preferred Stocks	0.1
Net Other Assets (Liabilities)^	(5.6)
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(3.55)%	5.52%	10.36%	12/02/1994
Class A (NAV)	2.05%	6.72%	10.99%	12/02/1994
S&P 500® (A)	7.35%	11.34%	13.24%
Bloomberg Barclays US Aggregate Bond Index (B)	(2.05)%	1.83%	3.94%
Class B (POP)	(4.06)%	5.46%	10.22%	10/01/1995
Class B (NAV)	0.87%	5.62%	10.22%	10/01/1995
Class C (POP)	0.26%	5.95%	10.28%	11/11/2002
Class C (NAV)	1.25%	5.95%	10.28%	11/11/2002
Class I (NAV)	2.26%	7.00%	10.24%	11/30/2009
Class R6 (NAV)	2.37%	N/A	5.55%	05/29/2015
Class T1 (POP)	(0.47)%	N/A	3.49%	03/17/2017
Class T1 (NAV)	2.09%	N/A	5.12%	03/17/2017
Advisor Class (NAV)	2.20%	N/A	5.05%	03/03/2017

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 58.6%
Aerospace & Defense - 1.2%
Boeing Co.	6,900	$ 2,448,534
General Dynamics Corp.	24,150	4,167,807
Northrop Grumman Corp.	7,480	1,959,386
United Technologies Corp.	23,360	2,901,546

		11,477,273

Airlines - 0.3%
Delta Air Lines, Inc.	41,020	2,245,025
United Continental Holdings, Inc. (A)	6,030	515,625

		2,760,650

Auto Components - 0.3%
Aptiv PLC	9,580	735,744
BorgWarner, Inc.	18,100	713,321
Magna International, Inc.	28,800	1,418,112

		2,867,177

Automobiles - 0.1%
Ford Motor Co.	94,040	898,082

Banks - 3.1%
Bank of America Corp.	331,020	9,103,050
Citigroup, Inc.	89,440	5,854,743
Citizens Financial Group, Inc.	14,540	543,069
Huntington Bancshares, Inc.	62,700	898,491
KeyCorp	176,740	3,209,598
Regions Financial Corp.	32,500	551,525
SunTrust Banks, Inc.	47,200	2,957,552
Wells Fargo & Co.	117,660	6,263,042

		29,381,070

Beverages - 1.6%
Coca-Cola Co.	137,160	6,567,221
Constellation Brands, Inc., Class A	1,840	366,583
Molson Coors Brewing Co., Class B	38,280	2,449,920
PepsiCo, Inc.	53,200	5,978,616

		15,362,340

Biotechnology - 1.4%
AbbVie, Inc.	14,330	1,115,591
Alexion Pharmaceuticals, Inc. (A)	13,660	1,530,876
Amgen, Inc.	8,500	1,638,715
Biogen, Inc. (A)	7,360	2,239,427
Celgene Corp. (A)	24,570	1,759,212
Gilead Sciences, Inc.	38,330	2,613,339
Vertex Pharmaceuticals, Inc. (A)	13,860	2,348,716

		13,245,876

Building Products - 0.2%
Masco Corp.	57,130	1,713,900
Resideo Technologies, Inc. (A)	2,101	44,233

		1,758,133

Capital Markets - 2.0%
Bank of New York Mellon Corp.	16,630	787,098
Charles Schwab Corp.	52,030	2,405,867
Goldman Sachs Group, Inc.	9,780	2,204,119
Intercontinental Exchange, Inc.	34,580	2,664,043
Morgan Stanley	114,540	5,229,896
State Street Corp.	22,570	1,551,688
T. Rowe Price Group, Inc.	25,400	2,463,546
TD Ameritrade Holding Corp.	38,600	1,996,392

		19,302,649

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 1.0%
Celanese Corp.	12,100	$ 1,172,974
DowDuPont, Inc.	102,880	5,547,290
Eastman Chemical Co.	31,660	2,480,561

		9,200,825

Commercial Services & Supplies - 0.0% (B)
Cintas Corp.	1,600	290,992

Communications Equipment - 0.2%
Cisco Systems, Inc.	35,130	1,607,198
Motorola Solutions, Inc.	2,500	306,400

		1,913,598

Consumer Finance - 0.5%
American Express Co.	8,206	843,002
Capital One Financial Corp.	44,010	3,930,093

		4,773,095

Containers & Packaging - 0.3%
Avery Dennison Corp.	7,300	662,256
Packaging Corp. of America	3,200	293,792
WestRock Co.	34,380	1,477,309

		2,433,357

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	10,040	266,462

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc., Class B (A)	44,560	9,147,277
Voya Financial, Inc.	5,920	259,059

		9,406,336

Diversified Telecommunication Services - 0.8%
AT&T, Inc.	41,470	1,272,300
Verizon Communications, Inc.	119,060	6,797,135

		8,069,435

Electric Utilities - 1.3%
Evergy, Inc.	7,200	403,128
Exelon Corp.	84,970	3,722,536
NextEra Energy, Inc.	31,550	5,442,375
Xcel Energy, Inc.	62,640	3,069,986

		12,638,025

Electrical Equipment - 0.4%
Eaton Corp. PLC	50,480	3,617,902

Electronic Equipment, Instruments & Components - 0.2%
TE Connectivity, Ltd.	27,800	2,096,676

Entertainment - 1.2%
Electronic Arts, Inc. (A)	24,540	2,232,649
Netflix, Inc. (A)	9,470	2,857,856
Walt Disney Co.	58,090	6,670,475

		11,760,980

Equity Real Estate Investment Trusts - 1.3%
AvalonBay Communities, Inc.	13,810	2,421,998
Digital Realty Trust, Inc.	3,860	398,584
Equinix, Inc.	2,280	863,527
Equity Residential	7,190	467,062
Federal Realty Investment Trust	9,310	1,154,906
Host Hotels & Resorts, Inc.	30,100	575,211
Prologis, Inc.	49,778	3,209,188
Ventas, Inc.	19,760	1,146,870
Vornado Realty Trust	30,030	2,044,442

		12,281,788

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Food Products - 0.5%
Mondelez International, Inc., Class A	118,950	$ 4,993,521

Health Care Equipment & Supplies - 1.9%
Becton Dickinson and Co.	8,410	1,938,505
Boston Scientific Corp. (A)	142,180	5,138,385
Danaher Corp.	14,880	1,479,072
Intuitive Surgical, Inc. (A)	2,090	1,089,266
Medtronic PLC	55,480	4,983,214
Zimmer Biomet Holdings, Inc.	32,648	3,708,486

		18,336,928

Health Care Providers & Services - 2.3%
Anthem, Inc.	9,900	2,728,143
Cigna Corp.	25,494	5,450,872
CVS Health Corp.	53,100	3,843,909
UnitedHealth Group, Inc.	37,000	9,669,950

		21,692,874

Hotels, Restaurants & Leisure - 0.5%
Hilton Worldwide Holdings, Inc.	22,970	1,634,775
Royal Caribbean Cruises, Ltd.	5,300	555,069
Yum! Brands, Inc.	28,270	2,555,891

		4,745,735

Household Durables - 0.1%
Lennar Corp., Class A	30,530	1,312,179
Toll Brothers, Inc.	60	2,020

		1,314,199

Household Products - 0.3%
Energizer Holdings, Inc.	4,700	276,219
Procter & Gamble Co.	30,030	2,663,060

		2,939,279

Industrial Conglomerates - 0.7%
Honeywell International, Inc.	43,210	6,257,672

Insurance - 1.3%
American International Group, Inc.	72,290	2,984,854
Everest Re Group, Ltd.	3,330	725,474
Hartford Financial Services Group, Inc.	44,946	2,041,447
Lincoln National Corp.	29,490	1,775,003
Marsh & McLennan Cos., Inc.	9,260	784,785
MetLife, Inc.	59,440	2,448,334
Principal Financial Group, Inc.	12,000	564,840
Prudential Financial, Inc.	11,640	1,091,599

		12,416,336

Interactive Media & Services - 2.6%
Alphabet, Inc., Class A (A)	9,111	9,936,274
Alphabet, Inc., Class C (A)	8,750	9,421,738
Facebook, Inc., Class A (A)	34,880	5,294,435

		24,652,447

Internet & Direct Marketing Retail - 2.3%
Amazon.com, Inc. (A)	11,570	18,488,976
Booking Holdings, Inc. (A)	480	899,798
Expedia Group, Inc.	17,569	2,203,680

		21,592,454

IT Services - 2.5%
Accenture PLC, Class A	7,850	1,237,317
Alliance Data Systems Corp.	5,200	1,072,136
Automatic Data Processing, Inc.	34,700	4,999,576

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
Fidelity National Information Services, Inc.	31,700	$ 3,299,970
First Data Corp., Class A (A)	24,200	453,508
Mastercard, Inc., Class A	8,290	1,638,684
PayPal Holdings, Inc. (A)	40,350	3,397,067
Visa, Inc., Class A	56,530	7,792,660

		23,890,918

Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	8,034	520,523
Illumina, Inc. (A)	3,710	1,154,366
Thermo Fisher Scientific, Inc.	9,620	2,247,713

		3,922,602

Machinery - 1.5%
Caterpillar, Inc.	25,010	3,034,213
Cummins, Inc.	9,380	1,282,152
Deere & Co.	9,420	1,275,845
Ingersoll-Rand PLC	21,850	2,096,289
PACCAR, Inc.	36,790	2,104,756
Snap-on, Inc.	11,540	1,776,468
Stanley Black & Decker, Inc.	21,250	2,476,050

		14,045,773

Media - 1.2%
Charter Communications, Inc., Class A (A)	12,500	4,004,625
Comcast Corp., Class A	141,120	5,382,317
Discovery, Inc., Class A (A)	30,860	999,556
DISH Network Corp., Class A (A)	32,110	987,061
Sirius XM Holdings, Inc. (C)	38,150	229,663

		11,603,222

Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	48,530	565,374
Newmont Mining Corp.	11,780	364,238

		929,612

Multi-Utilities - 0.5%
Ameren Corp.	24,200	1,562,836
Public Service Enterprise Group, Inc.	11,950	638,488
Sempra Energy	24,200	2,664,904

		4,866,228

Multiline Retail - 0.5%
Dollar General Corp.	28,480	3,172,103
Dollar Tree, Inc. (A)	11,270	950,061
Macy’s, Inc.	24,677	846,174

		4,968,338

Oil, Gas & Consumable Fuels - 3.3%
Chevron Corp.	65,780	7,344,337
Concho Resources, Inc. (A)	5,800	806,722
Diamondback Energy, Inc.	23,210	2,607,876
EOG Resources, Inc.	45,880	4,832,999
Exxon Mobil Corp.	33,710	2,686,013
Marathon Petroleum Corp.	58,360	4,111,462
Occidental Petroleum Corp.	64,210	4,306,565
ONEOK, Inc.	27,600	1,810,560
Pioneer Natural Resources Co.	23,380	3,443,172

		31,949,706

Personal Products - 0.3%
Estee Lauder Cos., Inc., Class A	19,010	2,612,734

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 3.0%
Allergan PLC	10,360	$ 1,636,984
Bristol-Myers Squibb Co.	34,260	1,731,500
Eli Lilly & Co.	35,680	3,869,139
Johnson & Johnson	51,170	7,163,288
Merck & Co., Inc.	73,920	5,441,251
Mylan NV (A)	12,970	405,312
Nektar Therapeutics (A)	4,700	181,796
Pfizer, Inc.	191,580	8,249,435
Zoetis, Inc.	3,290	296,594

		28,975,299

Road & Rail - 1.2%
Norfolk Southern Corp.	30,580	5,132,241
Union Pacific Corp.	43,100	6,302,082

		11,434,323

Semiconductors & Semiconductor Equipment - 2.3%
Analog Devices, Inc.	65,890	5,515,652
Broadcom, Inc.	14,101	3,151,433
Intel Corp.	23,440	1,098,867
Microchip Technology, Inc. (C)	40,480	2,662,774
Micron Technology, Inc. (A)	11,470	432,648
NVIDIA Corp.	24,200	5,102,086
Texas Instruments, Inc.	48,970	4,545,885

		22,509,345

Software - 4.2%
Adobe, Inc. (A)	10,960	2,693,530
Citrix Systems, Inc. (A)	5,600	573,832
Microsoft Corp.	236,860	25,299,016
Oracle Corp.	90,300	4,410,252
salesforce.com, Inc. (A)	42,622	5,849,443
Workday, Inc., Class A (A)	10,650	1,416,663

		40,242,736

Specialty Retail - 2.3%
Advance Auto Parts, Inc.	5,466	873,248
AutoZone, Inc. (A)	5,080	3,726,028
Best Buy Co., Inc.	32,540	2,283,007
Home Depot, Inc.	33,890	5,960,573
Lowe’s Cos., Inc.	23,570	2,244,335
O’Reilly Automotive, Inc. (A)	8,680	2,784,110
Ross Stores, Inc.	46,840	4,637,160

		22,508,461

Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	109,370	23,936,718
Hewlett Packard Enterprise Co.	149,780	2,284,145
HP, Inc.	103,140	2,489,800

		28,710,663

Textiles, Apparel & Luxury Goods - 0.2%
PVH Corp.	18,740	2,263,605

Tobacco - 0.8%
Altria Group, Inc.	40,210	2,615,258
Philip Morris International, Inc.	62,880	5,537,842

		8,153,100

Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (A)	14,600	548,522
United Rentals, Inc. (A)	1,600	192,112

		740,634

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc. (A)	37,480	$ 2,569,254

Total Common Stocks (Cost $411,898,651)		561,640,719

PREFERRED STOCKS - 0.1%
Banks - 0.1%
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 8.89% (D)	12,963	343,130

Capital Markets - 0.0% (B)
State Street Corp., Series D, Fixed until 03/15/2024, 5.90%(D)	3,072	79,995

Electric Utilities - 0.0% (B)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (D)	960	24,125

Total Preferred Stocks (Cost $456,527)		447,250

	Principal	Value
ASSET-BACKED SECURITIES - 4.1%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (E)	$ 355,387	374,013
BlueMountain CLO, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 3.37% (D), 07/18/2027 (E)	795,000	793,210
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (E)	510,448	497,881
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	589,831	576,382
CIFC Funding, Ltd. Series 2013-2A, Class A1LR, 3-Month LIBOR + 1.21%, 3.65% (D), 10/18/2030 (E)	1,975,000	1,977,613
Hertz Vehicle Financing II, LP Series 2016-3A, Class A, 2.27%, 07/25/2020 (E)	540,000	536,333
ICG US CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.22%, 3.69% (D), 01/20/2030 (E)	670,000	670,318
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (E)	688,877	689,422
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	972,799	924,237
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (E)	595,000	591,254
Longfellow Place CLO, Ltd. Series 2013-1A, Class ARR, 3-Month LIBOR + 1.34%, 3.78% (D), 04/15/2029 (E)	1,175,000	1,177,127

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (E)	$ 181,247	$ 177,216
Series 2016-1A, Class A,
2.25%, 12/20/2033 (E)	183,564	177,406
New Residential Advanced Receivables Trust
Series 2016-T2, Class AT2,
2.58%, 10/15/2049 (E)	190,000	188,455
Series 2017-T1, Class AT1,
3.21%, 02/15/2051 (E)	1,000,000	989,646
New Residential Mortgage Trust Series 2018-1A, Class A1A, 4.00% (D), 12/25/2057 (E)	496,502	497,358
NRZ Advance Receivables Trust
Series 2016-T3, Class AT3,
2.83%, 10/16/2051 (E)	100,000	97,361
Series 2016-T4, Class AT4,
3.11%, 12/15/2050 (E)	1,100,000	1,088,037
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 3.66% (D), 01/20/2031 (E)	800,000	800,379
Ocwen Master Advance Receivables Trust
Series 2016-T2, Class AT2,
2.72%, 08/16/2049 (E)	500,000	497,207
Series 2018-T1, Class AT1,
3.30%, 08/15/2049 (E)	1,910,000	1,907,861
Series 2018-T2, Class AT2,
3.60%, 08/15/2050 (E)	1,890,000	1,884,519
Orange Lake Timeshare Trust
Series 2016-A, Class A,
2.61%, 03/08/2029 (E)	652,499	634,857
Series 2018-A, Class A,
3.10%, 11/08/2030 (E)	173,801	170,913
Series 2018-A, Class B,
3.35%, 11/08/2030 (E)	142,200	140,056
Palmer Square CLO, Ltd. Series 2015-2A, Class A1AR, 3-Month LIBOR + 1.27%, 3.74% (D), 07/20/2030 (E)	800,000	801,261
SBA Tower Trust Series 2014-1A, Class C, 2.90% (D), 10/15/2044 (E)	2,735,000	2,719,743
Sierra Timeshare Receivables Funding LLC
Series 2014-2A, Class A,
2.05% (D), 06/20/2031 (E)	68,737	68,663
Series 2015-1A, Class A,
2.40%, 03/22/2032 (E)	58,260	57,837
Series 2015-1A, Class B,
3.05%, 03/22/2032 (E)	60,559	60,232
Series 2016-2A, Class A,
2.33%, 07/20/2033 (E)	281,151	275,507
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (E)	417,687	408,539
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (E)	543,294	538,924

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SPS Servicer Advance Receivables Trust Series 2016-T2, Class AT2, 2.75%, 11/15/2049 (E)	$ 400,000	$ 398,838
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (E)	544,078	538,342
Series 2015-4, Class A1B,
2.75% (D), 04/25/2055 (E)	667,486	656,812
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (E)	510,307	501,382
Series 2015-6, Class A1B,
2.75% (D), 04/25/2055 (E)	581,819	569,057
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (E)	517,844	508,902
Series 2016-2, Class A1A,
2.75% (D), 08/25/2055 (E)	982,043	957,916
Series 2016-3, Class A1,
2.25% (D), 04/25/2056 (E)	474,936	462,356
Series 2016-4, Class A1,
2.25% (D), 07/25/2056 (E)	959,520	929,197
Series 2017-1, Class A1,
2.75% (D), 10/25/2056 (E)	1,192,371	1,162,792
Series 2017-2, Class A1,
2.75% (D), 04/25/2057 (E)	712,880	697,260
Series 2017-3, Class A1,
2.75% (D), 07/25/2057 (E)	519,902	507,481
Series 2017-6, Class A1,
2.75% (D), 10/25/2057 (E)	826,144	802,937
Series 2018-1, Class A1,
3.00% (D), 01/25/2058 (E)	1,799,906	1,756,497
Series 2018-4, Class A1,
3.00% (D), 06/25/2058 (E)	1,082,457	1,045,856
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (E)	1,755,000	1,726,624
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	223,869	218,242
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	870,357	846,560
Wellfleet CLO, Ltd.
Series 2016-2A, Class A1,
3-Month LIBOR + 1.65%, 4.12% (D), 10/20/2028 (E)	815,000	814,998
Series 2016-2A, Class A1R,
3-Month LIBOR + 1.14%, Zero Coupon (D), 10/20/2028 (E) (F)	815,000	815,000

Total Asset-Backed Securities (Cost $39,484,300)		38,906,816

CORPORATE DEBT SECURITIES - 15.8%
Aerospace & Defense - 0.1%
Northrop Grumman Corp. 2.55%, 10/15/2022	1,114,000	1,070,643

Air Freight & Logistics - 0.1%
FedEx Corp.
4.90%, 01/15/2034	780,000	794,294
5.10%, 01/15/2044	160,000	157,954

		952,248

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Airlines - 0.6%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	$ 708,615	$ 668,755
3.70%, 04/01/2028	1,214,839	1,185,228
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	475,242	482,057
6.82%, 02/10/2024	1,164,341	1,265,056
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	465,491	481,625
United Airlines Pass-Through Trust 3.75%, 03/03/2028	1,372,559	1,360,522
US Airways Pass-Through Trust 5.38%, 05/15/2023	692,871	706,542

		6,149,785

Auto Components - 0.0% (B)
BorgWarner, Inc. 3.38%, 03/15/2025	345,000	330,422

Automobiles - 0.1%
Ford Motor Co. 4.35%, 12/08/2026	855,000	775,384
General Motors Co.
4.88%, 10/02/2023	453,000	458,502
6.25%, 10/02/2043	120,000	114,845

		1,348,731

Banks - 2.9%
Banco Santander SA 4.38%, 04/12/2028	600,000	557,262
Bank of America Corp.
Fixed until 10/01/2024, 3.09% (D), 10/01/2025, MTN	1,038,000	983,705
Fixed until 12/20/2027, 3.42% (D), 12/20/2028	244,000	224,847
4.45%, 03/03/2026, MTN	1,926,000	1,905,015
Bank One Corp. 8.00%, 04/29/2027	300,000	369,227
Barclays Bank PLC 10.18%, 06/12/2021 (E)	2,555,000	2,902,857
CIT Group, Inc. 4.13%, 03/09/2021	70,000	69,825
Citigroup, Inc.
3-Month LIBOR + 0.95%, 3.44% (D), 07/24/2023	1,298,000	1,303,205
Fixed until 01/10/2027, 3.89% (D), 01/10/2028	747,000	714,349
4.50%, 01/14/2022	394,000	402,431
Commerzbank AG 8.13%, 09/19/2023 (E)	1,655,000	1,863,908
Cooperatieve Rabobank UA
2.25%, 01/14/2019	250,000	249,816
Fixed until 06/30/2019 (G), 11.00% (D) (E)	1,309,000	1,369,214
Discover Bank 3.45%, 07/27/2026	370,000	340,493
Fifth Third Bancorp 3.95%, 03/14/2028 (C)	794,000	772,067
First Horizon National Corp. 3.50%, 12/15/2020	410,000	409,760

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
HSBC Holdings PLC
3-Month LIBOR + 1.00%, 3.32% (D), 05/18/2024	$ 754,000	$ 751,919
Fixed until 09/12/2025, 4.29% (D), 09/12/2026	1,151,000	1,134,544
5.25%, 03/14/2044	200,000	200,093
Huntington National Bank 3.55%, 10/06/2023	718,000	707,898
Intesa Sanpaolo SpA
3.38%, 01/12/2023 (E)	272,000	246,308
3.88%, 07/14/2027 (E)	415,000	342,797
5.02%, 06/26/2024 (E)	420,000	370,274
JPMorgan Chase & Co.
2.70%, 05/18/2023	788,000	753,053
3.38%, 05/01/2023	923,000	899,953
4.85%, 02/01/2044	552,000	556,452
6.40%, 05/15/2038	410,000	492,992
Fixed until 02/01/2024 (G), 6.75% (D)	48,000	51,192
8.75%, 09/01/2030	130,000	176,173
Nordea Bank Abp 4.25%, 09/21/2022 (E)	1,970,000	1,967,626
PNC Bank NA 4.05%, 07/26/2028	598,000	586,600
Royal Bank of Scotland Group PLC
Fixed until 01/27/2029, 5.08% (D), 01/27/2030	478,000	468,177
6.00%, 12/19/2023	215,000	220,921
6.10%, 06/10/2023	270,000	278,092
6.40%, 10/21/2019	140,000	143,870
Toronto-Dominion Bank Fixed until 09/15/2026, 3.63% (D), 09/15/2031	1,160,000	1,079,934
Wells Fargo & Co.
4.10%, 06/03/2026, MTN	405,000	394,485
5.38%, 11/02/2043	506,000	520,933
Fixed until 06/15/2024 (G), 5.90% (D)	139,000	140,043
Wells Fargo Bank NA
2.60%, 01/15/2021	365,000	357,992
5.95%, 08/26/2036	320,000	363,954

		27,644,256

Beverages - 0.3%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	398,000	378,584
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048	857,000	753,773
Constellation Brands, Inc.
3.70%, 12/06/2026	304,000	285,146
4.40%, 11/15/2025	422,000	422,734
Pernod Ricard SA
4.45%, 01/15/2022 (E)	385,000	392,182
5.75%, 04/07/2021 (E)	1,095,000	1,146,714

		3,379,133

Biotechnology - 0.3%
AbbVie, Inc. 3.20%, 05/14/2026	1,146,000	1,048,850

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Biogen, Inc. 4.05%, 09/15/2025	$ 754,000	$ 747,571
Celgene Corp. 3.88%, 08/15/2025	678,000	652,639
Gilead Sciences, Inc.
2.95%, 03/01/2027 (C)	211,000	192,898
4.15%, 03/01/2047	190,000	168,531

		2,810,489

Building Products - 0.1%
Owens Corning
4.20%, 12/15/2022	844,000	841,503
4.40%, 01/30/2048	427,000	333,923

		1,175,426

Capital Markets - 1.4%
Ameriprise Financial, Inc.
2.88%, 09/15/2026	637,000	581,585
3.70%, 10/15/2024	604,000	597,782
7.30%, 06/28/2019	845,000	868,189
Charles Schwab Corp.
3.20%, 03/02/2027	187,000	176,290
3.85%, 05/21/2025	1,207,000	1,207,154
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025	877,000	839,428
3.80%, 06/09/2023	1,155,000	1,134,763
Goldman Sachs Group, Inc.
5.25%, 07/27/2021	1,867,000	1,941,713
6.75%, 10/01/2037	952,000	1,111,242
Lazard Group LLC 4.50%, 09/19/2028	840,000	816,998
Morgan Stanley
4.35%, 09/08/2026, MTN	373,000	363,246
5.00%, 11/24/2025	561,000	573,610
5.75%, 01/25/2021	1,440,000	1,505,390
UBS AG 7.63%, 08/17/2022	730,000	799,350
UBS Group Funding Switzerland AG 4.25%, 03/23/2028 (E)	1,189,000	1,165,578

		13,682,318

Chemicals - 0.1%
LyondellBasell Industries NV 5.00%, 04/15/2019	204,000	204,770
Syngenta Finance NV 3.93%, 04/23/2021 (E)	485,000	482,576

		687,346

Commercial Services & Supplies - 0.1%
CK Hutchison International 17 II, Ltd. 2.25%, 09/29/2020 (E)	360,000	351,063
ERAC USA Finance LLC
2.70%, 11/01/2023 (E)	200,000	187,858
3.85%, 11/15/2024 (E)	560,000	552,361

		1,091,282

Communications Equipment - 0.1%
Cisco Systems, Inc. 2.13%, 03/01/2019	175,000	174,699
Nokia OYJ 3.38%, 06/12/2022	654,000	626,205

		800,904

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 0.3%
SBA Tower Trust
2.88%, 07/10/2046 (E)	$ 607,000	$ 592,780
3.17%, 04/09/2047 (E)	800,000	782,005
3.45%, 03/15/2048 (E)	1,615,000	1,580,546

		2,955,331

Construction Materials - 0.2%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (E)	780,000	682,112
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	1,063,000	1,062,622

		1,744,734

Consumer Finance - 0.4%
Ally Financial, Inc.
3.50%, 01/27/2019	710,000	709,112
4.13%, 03/30/2020	915,000	916,144
American Express Co.
3.00%, 10/30/2024	315,000	297,743
4.05%, 12/03/2042	225,000	210,458
BMW US Capital LLC 2.80%, 04/11/2026 (E)	1,104,000	1,012,446
Capital One Financial Corp. 3.30%, 10/30/2024	656,000	618,814

		3,764,717

Containers & Packaging - 0.2%
International Paper Co. 4.75%, 02/15/2022	520,000	536,810
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (E)	405,000	395,887
5.75%, 10/15/2020	872,197	872,197

		1,804,894

Diversified Consumer Services - 0.0% (B)
President & Fellows of Harvard College 3.62%, 10/01/2037	70,000	66,372

Diversified Financial Services - 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.50%, 05/15/2021	1,381,000	1,395,907
Aviation Capital Group LLC 7.13%, 10/15/2020 (E)	1,312,000	1,395,224
AXA Equitable Holdings, Inc. 4.35%, 04/20/2028 (E)	974,000	930,689
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.15%, 01/23/2030	744,000	649,897

		4,371,717

Diversified Telecommunication Services - 0.6%
AT&T, Inc.
3.00%, 06/30/2022	1,219,000	1,182,479
3.40%, 05/15/2025	1,240,000	1,164,268
4.35%, 06/15/2045	345,000	282,891
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (E)	165,000	161,324
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	410,000	434,805
Sprint Capital Corp. 6.88%, 11/15/2028	135,000	132,806

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.
5.15%, 09/15/2023	$ 1,398,000	$ 1,483,374
5.50%, 03/16/2047	1,052,000	1,096,156

		5,938,103

Electric Utilities - 0.6%
Appalachian Power Co. 3.40%, 06/01/2025	868,000	840,490
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	125,000	140,723
8.88%, 11/15/2018	28,000	28,058
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	1,596,000	1,450,786
Duke Energy Progress LLC 3.60%, 09/15/2047	230,000	197,226
Entergy Arkansas, Inc. 3.70%, 06/01/2024	206,000	206,185
Jersey Central Power & Light Co. 7.35%, 02/01/2019	116,000	117,236
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (E)	410,000	415,359
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	895,000	912,123
5.30%, 06/01/2042	75,000	83,619
PacifiCorp
3.60%, 04/01/2024	1,077,000	1,075,232
5.75%, 04/01/2037	125,000	145,194
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	455,000	433,483

		6,045,714

Electronic Equipment, Instruments & Components - 0.2%
Arrow Electronics, Inc.
3.25%, 09/08/2024	250,000	233,757
3.88%, 01/12/2028	870,000	794,041
Keysight Technologies, Inc. 4.55%, 10/30/2024	1,000,000	1,009,837

		2,037,635

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (E)	854,000	844,894
Schlumberger Investment SA 3.65%, 12/01/2023	105,000	105,088
Weatherford International, Ltd. 5.95%, 04/15/2042	120,000	77,400

		1,027,382

Equity Real Estate Investment Trusts - 0.9%
American Tower Trust #1 3.65%, 03/23/2048 (E)	755,000	727,165
CBL & Associates, LP 5.25%, 12/01/2023 (C)	754,000	633,360
EPR Properties 4.75%, 12/15/2026	1,565,000	1,510,459
HCP, Inc. 3.40%, 02/01/2025	1,090,000	1,023,092
Hospitality Properties Trust 5.00%, 08/15/2022	909,000	927,879

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Kilroy Realty, LP
4.25%, 08/15/2029	$ 865,000	$ 827,087
6.63%, 06/01/2020	605,000	631,646
Realty Income Corp. 3.88%, 07/15/2024	750,000	745,088
VEREIT Operating Partnership, LP
3.00%, 02/06/2019	278,000	277,908
4.13%, 06/01/2021	275,000	276,804
4.63%, 11/01/2025	660,000	654,800

		8,235,288

Food & Staples Retailing - 0.3%
Sysco Corp. 3.25%, 07/15/2027	641,000	592,805
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	1,027,000	1,014,935
Walmart, Inc. 3.63%, 12/15/2047	955,000	845,704

		2,453,444

Food Products - 0.1%
Danone SA 2.95%, 11/02/2026 (E)	751,000	682,374
Kraft Heinz Foods Co.
2.80%, 07/02/2020	182,000	180,124
4.88%, 02/15/2025 (E)	390,000	395,598

		1,258,096

Health Care Equipment & Supplies - 0.2%
Abbott Laboratories 3.75%, 11/30/2026	558,000	549,360
Becton Dickinson and Co. 3.70%, 06/06/2027	1,036,000	972,806

		1,522,166

Health Care Providers & Services - 0.4%
AmerisourceBergen Corp. 4.30%, 12/15/2047	815,000	708,364
Coventry Health Care, Inc. 5.45%, 06/15/2021	177,000	184,310
CVS Health Corp.
2.13%, 06/01/2021	1,125,000	1,084,279
5.05%, 03/25/2048	599,000	584,062
5.30%, 12/05/2043	162,000	162,509
Halfmoon Parent, Inc. 4.13%, 11/15/2025 (E)	470,000	464,546
HCA Healthcare, Inc. 6.25%, 02/15/2021	255,000	264,881

		3,452,951

Household Durables - 0.1%
D.R. Horton, Inc. 4.38%, 09/15/2022	561,000	564,546

Industrial Conglomerates - 0.2%
General Electric Co.
Fixed until 01/21/2021 (G), 5.00% (D)	1,209,000	1,119,836
6.88%, 01/10/2039, MTN	818,000	938,098

		2,057,934

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance - 0.4%
Allstate Corp. 3.28%, 12/15/2026	$ 606,000	$ 578,756
American International Group, Inc. Fixed until 05/15/2038, 8.18% (D), 05/15/2068	36,000	44,190
Athene Global Funding 3.00%, 07/01/2022 (E)	612,000	592,224
Athene Holding, Ltd. 4.13%, 01/12/2028	637,000	584,176
Berkshire Hathaway Finance Corp. 3.00%, 05/15/2022	755,000	746,664
CNA Financial Corp. 5.88%, 08/15/2020	775,000	806,914
Fidelity National Financial, Inc. 5.50%, 09/01/2022	195,000	205,454

		3,558,378

Interactive Media & Services - 0.1%
Baidu, Inc. 3.88%, 09/29/2023	575,000	567,473

Internet & Direct Marketing Retail - 0.0% (B)
Booking Holdings, Inc. 3.60%, 06/01/2026	369,000	352,410

IT Services - 0.1%
DXC Technology Co. 4.75%, 04/15/2027	600,000	595,982
First Data Corp. 7.00%, 12/01/2023 (E)	440,000	456,280
Mastercard, Inc. 2.00%, 04/01/2019	173,000	172,429

		1,224,691

Machinery - 0.0% (B)
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (E)	490,000	478,550

Media - 0.3%
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	690,000	700,488
CSC Holdings LLC 10.13%, 01/15/2023 (E)	200,000	217,580
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (E) (G)	550,000	556,875
NBCUniversal Media LLC
4.38%, 04/01/2021	909,000	928,251
4.45%, 01/15/2043	274,000	254,834

		2,658,028

Metals & Mining - 0.1%
Anglo American Capital PLC
4.00%, 09/11/2027 (E)	650,000	592,024
4.75%, 04/10/2027 (E)	230,000	221,449
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	140,000	129,500

		942,973

Multi-Utilities - 0.2%
CMS Energy Corp.
3.88%, 03/01/2024	70,000	69,572
4.88%, 03/01/2044	152,000	155,728

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
Dominion Energy, Inc. 2.58%, 07/01/2020	$ 516,000	$ 508,157
DTE Electric Co. 4.30%, 07/01/2044	848,000	845,041
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	170,000	162,691

		1,741,189

Oil, Gas & Consumable Fuels - 1.4%
Anadarko Petroleum Corp. 5.55%, 03/15/2026	1,087,000	1,130,953
Apache Corp.
4.25%, 01/15/2044	47,000	39,416
4.75%, 04/15/2043	65,000	57,724
BP Capital Markets PLC 3.12%, 05/04/2026	1,426,000	1,341,880
Continental Resources, Inc. 3.80%, 06/01/2024	210,000	202,837
Energy Transfer Operating, LP
4.90%, 02/01/2024	382,000	388,202
5.15%, 02/01/2043	600,000	526,942
5.95%, 10/01/2043	535,000	517,430
Enterprise Products Operating LLC 4.25%, 02/15/2048	1,082,000	957,425
EOG Resources, Inc. 2.45%, 04/01/2020	290,000	286,806
Exxon Mobil Corp.
1.82%, 03/15/2019	500,000	498,277
3.04%, 03/01/2026	975,000	930,771
Husky Energy, Inc. 4.00%, 04/15/2024	140,000	138,173
Kerr-McGee Corp. 6.95%, 07/01/2024	150,000	167,910
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	858,000	851,934
Nexen Energy ULC 5.88%, 03/10/2035	10,000	11,119
Noble Energy, Inc. 6.00%, 03/01/2041	75,000	77,854
Petrobras Global Finance BV 6.25%, 03/17/2024	350,000	354,025
Petroleos Mexicanos
3.50%, 01/30/2023	910,000	836,290
6.50%, 01/23/2029 (E)	385,000	368,445
6.88%, 08/04/2026	450,000	448,200
Petronas Capital, Ltd. 5.25%, 08/12/2019 (E)	945,000	959,641
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	790,000	751,709
Shell International Finance BV
2.50%, 09/12/2026	873,000	792,534
3.75%, 09/12/2046	195,000	173,291
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	120,000	118,900
4.63%, 03/01/2034	110,000	105,166
Western Gas Partners, LP 5.38%, 06/01/2021	225,000	232,036

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.
3.70%, 01/15/2023	$ 64,000	$ 62,808
5.40%, 03/04/2044	104,000	100,061
7.88%, 09/01/2021	100,000	110,107

		13,538,866

Pharmaceuticals - 0.3%
Bayer US Finance II LLC 4.40%, 07/15/2044 (E)	1,021,000	869,592
Bayer US Finance LLC 3.00%, 10/08/2021 (E)	575,000	561,960
Perrigo Finance Unlimited Co. 4.38%, 03/15/2026	596,000	575,804
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	692,000	627,109

		2,634,465

Road & Rail - 0.0% (B)
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	40,000	39,102
3.75%, 04/01/2024	37,000	37,088

		76,190

Semiconductors & Semiconductor Equipment - 0.2%
Intel Corp. 2.88%, 05/11/2024	955,000	918,304
KLA-Tencor Corp.
4.13%, 11/01/2021	193,000	194,793
4.65%, 11/01/2024	300,000	305,955
QUALCOMM, Inc. 3.25%, 05/20/2027	1,048,000	969,186

		2,388,238

Software - 0.1%
Microsoft Corp. 3.30%, 02/06/2027	1,157,000	1,122,564

Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc. 2.85%, 02/23/2023	1,417,000	1,380,617
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (E)	859,000	890,138
Seagate HDD Cayman 4.88%, 06/01/2027	408,000	360,606
Western Digital Corp. 4.75%, 02/15/2026	855,000	789,806

		3,421,167

Tobacco - 0.2%
BAT Capital Corp.
2.30%, 08/14/2020 (E)	282,000	275,966
3.56%, 08/15/2027 (E)	1,071,000	979,752
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	340,000	350,507

		1,606,225

Trading Companies & Distributors - 0.2%
Air Lease Corp. 3.50%, 01/15/2022	1,082,000	1,069,828
International Lease Finance Corp. 8.25%, 12/15/2020	741,000	803,635

		1,873,463

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services - 0.3%
America Movil SAB de CV
3.13%, 07/16/2022	$ 407,000	$ 396,836
4.38%, 07/16/2042 (C)	300,000	277,196
Crown Castle Towers LLC
3.22%, 05/15/2042 (E)	905,000	891,244
3.72%, 07/15/2043 (E)	160,000	159,502
Sprint Communications, Inc. 9.00%, 11/15/2018 (E)	588,000	589,176
Sprint Corp.
7.25%, 09/15/2021	200,000	209,000
7.88%, 09/15/2023	155,000	165,463

		2,688,417

Total Corporate Debt Securities (Cost $157,034,036)		151,297,294

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Brazil - 0.0% (B)
Brazil Government International Bond 4.25%, 01/07/2025 (C)	330,000	318,569

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	235,000	232,062
4.50%, 01/28/2026	650,000	650,000

		882,062

Indonesia - 0.1%
Indonesia Government International Bond
4.75%, 01/08/2026 (E)	610,000	602,861
5.38%, 10/17/2023 (E)	315,000	325,446

		928,307

Mexico - 0.1%
Mexico Government International Bond 3.75%, 01/11/2028 (C)	1,126,000	1,037,057

Panama - 0.0% (B)
Panama Government International Bond 3.88%, 03/17/2028	315,000	302,560

Peru - 0.0% (B)
Peru Government International Bond 7.35%, 07/21/2025	125,000	150,625

Poland - 0.0% (B)
Republic of Poland Government International Bond 3.00%, 03/17/2023	275,000	267,842

Qatar - 0.0% (B)
Qatar Government International Bond 3.88%, 04/23/2023 (E)	200,000	200,440

Republic of Korea - 0.1%
Korea Development Bank 3.00%, 03/17/2019	416,000	416,031

Saudi Arabia - 0.1%
Saudi Government International Bond 2.38%, 10/26/2021 (E)	455,000	434,607

Total Foreign Government Obligations (Cost $5,115,700)		4,938,100

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MORTGAGE-BACKED SECURITIES - 4.0%
Aventura Mall Trust Series 2013-AVM, Class A, 3.74% (D), 12/05/2032 (E)	$ 700,000	$ 707,845
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	1,145,000	1,121,904
Series 2012-TFT, Class C,
3.47% (D), 06/05/2030 (E)	1,070,000	1,036,050
BB-UBS Trust, Interest Only STRIPS Series 2012-SHOW, Class XA, 0.60% (D), 11/05/2036 (E)	3,045,000	102,009
BBCMS Trust Series 2015-MSQ, Class B, 3.89%, 09/15/2032 (E)	600,000	596,355
BCAP LLC Trust
Series 2009-RR6, Class 2A1,
4.14% (D), 08/26/2035 (E)	7,718	7,697
Series 2010-RR1, Class 12A1,
5.25% (D), 08/26/2036 (E)	29,948	29,980
Caesars Palace Las Vegas Trust Series 2017-VICI, Class A, 3.53%, 10/15/2034 (E)	700,000	698,450
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class B, 3.58% (D), 03/13/2035 (E)	1,550,000	1,530,779
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	113,286	113,634
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	220,000	223,316
Citigroup Mortgage Loan Trust Series 2015-A, Class A1, 3.50% (D), 06/25/2058 (E)	412,540	407,815
Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1, 3.00% (D), 09/25/2064 (E)	628,115	613,304
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (D), 08/10/2050	410,000	425,464
Series 2013-GAM, Class A1,
1.71%, 02/10/2028 (E)	148,760	145,933
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	110,000	108,515
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (E)	1,150,000	1,166,016
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	2,415,000	2,439,973
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	3,250,000	3,130,343
Series 2016-GCT, Class C,
3.46% (D), 08/10/2029 (E)	520,000	511,413
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	830,000	796,335
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (E)	1,040,000	1,025,584

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 3.79% (D), 08/26/2036 (E)	$ 119,872	$ 120,213
CSMC Trust Series 2014-4R, Class 21A1, 1-Month LIBOR + 0.33%, 2.88% (D), 12/27/2035 (E)	513,994	509,093
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (D), 12/10/2027 (E)	320,000	315,385
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	675,000	662,008
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (E)	700,000	665,376
Jefferies Resecuritization Trust Series 2009-R7, Class 1A1, 4.04% (D), 02/26/2036 (E)	62,033	61,947
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2010-C1, Class B,
5.95%, 06/15/2043 (E)	370,000	372,795
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (E)	2,159,768	2,156,336
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (D), 04/25/2057 (E)	273,053	266,533
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class AS, 3.48%, 11/15/2045	320,000	316,523
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (E)	1,950,000	1,881,088
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (D), 07/26/2048 (E)	535,842	515,731
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 3.68% (D), 08/15/2034 (E)	2,682,576	2,680,869
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	259,918	259,777
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	119,713	119,150
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	287,742	286,620
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	220,736	219,589
Series 2015-2A, Class A1,
3.75% (D), 08/25/2055 (E)	541,397	538,048
Series 2016-2A, Class A1,
3.75% (D), 11/26/2035 (E)	369,814	368,055
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	379,034	371,565

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2016-4A, Class A1,
3.75% (D), 11/25/2056 (E)	$ 439,656	$ 436,349
Series 2017-1A, Class A1,
4.00% (D), 02/25/2057 (E)	1,079,014	1,081,260
Series 2017-2A, Class A3,
4.00% (D), 03/25/2057 (E)	887,518	890,886
Series 2017-3A, Class A1,
4.00% (D), 04/25/2057 (E)	1,524,886	1,527,971
Series 2017-4A, Class A1,
4.00% (D), 05/25/2057 (E)	606,252	606,692
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	1,373,000	1,363,985
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (E)	950,000	925,185
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1, 1-Month LIBOR + 0.58%, 2.86% (D), 05/25/2035	192,555	191,606
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (D), 01/11/2037 (E)	410,000	384,215
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	560,000	554,743
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class C, 1-Month LIBOR + 2.50%, 4.78% (D), 06/15/2029 (E)	695,000	695,420

Total Mortgage-Backed Securities (Cost $39,294,484)		38,283,727

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.3%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	45,000	59,537
State of California, General Obligation Unlimited
7.30%, 10/01/2039	290,000	394,063
7.60%, 11/01/2040	480,000	692,942
7.70%, 11/01/2030	340,000	369,570
7.95%, 03/01/2036	905,000	958,766
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	40,000	39,026

		2,513,904

Georgia - 0.0% (B)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	35,000	37,878

New Jersey - 0.0% (B)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	54,000	75,275

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York - 0.0% (B)
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	$ 45,000	$ 57,798
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	45,000	56,076
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	40,000	46,030
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	70,000	76,263

		236,167

Total Municipal Government Obligations (Cost $3,026,517)		2,863,224

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.8%
Federal Home Loan Mortgage Corp.
5.00%, 08/01/2035	320,816	339,557
5.50%, 11/01/2018 - 06/01/2041	115,747	124,222
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.89%, 06/25/2027	3,403,962	3,310,839
3.06% (D), 08/25/2024	3,410,000	3,348,848
3.49%, 01/25/2024	1,298,000	1,304,908
3.53% (D), 07/25/2023	1,100,000	1,106,355
Federal National Mortgage Association
2.50%, TBA (F)	3,421,000	3,274,266
3.00%, TBA (F)	24,676,000	23,620,054
3.33% (D), 10/25/2023	185,795	186,070
12-Month LIBOR + 1.53%, 3.36% (D), 02/01/2043	61,924	64,093
3.50%, 07/01/2028 - 11/01/2028	389,996	391,179
3.50%, TBA (F)	16,166,000	15,796,257
4.00%, 04/01/2026 - 06/01/2042	108,313	109,271
4.00%, TBA (F)	4,977,000	4,976,805
4.50%, 02/01/2025 - 06/01/2026	231,431	237,395
5.00%, 04/01/2039 - 11/01/2039	1,367,985	1,447,610
5.00%, TBA (F)	2,961,000	3,089,364
5.50%, 07/01/2019 - 12/01/2041	1,041,947	1,134,226
6.00%, 08/01/2036 - 06/01/2041	1,403,044	1,532,162
6.50%, 05/01/2040	132,906	146,923
Government National Mortgage Association, Interest Only STRIPS
0.78% (D), 02/16/2053	586,557	28,074

Total U.S. Government Agency Obligations (Cost $66,008,621)		65,568,478

U.S. GOVERNMENT OBLIGATIONS - 8.9%
U.S. Treasury - 8.0%
U.S. Treasury Bond
2.25%, 08/15/2046	3,005,000	2,380,876
2.50%, 02/15/2045 - 05/15/2046	7,240,000	6,084,789

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
2.75%, 08/15/2042 - 11/15/2047	$ 5,430,400	$ 4,815,362
2.88%, 08/15/2045	1,070,000	970,398
3.00%, 05/15/2042	476,000	446,139
3.13%, 02/15/2042 - 05/15/2048	1,301,000	1,246,559
3.50%, 02/15/2039	3,780,000	3,882,178
3.63%, 02/15/2044	8,170,000	8,480,205
4.50%, 02/15/2036	3,825,500	4,454,466
4.75%, 02/15/2037	4,556,000	5,485,353
5.25%, 02/15/2029	3,602,000	4,253,737
U.S. Treasury Note
1.00%, 11/30/2019	7,324,900	7,190,419
1.13%, 06/30/2021 - 09/30/2021	2,888,000	2,754,242
1.50%, 08/15/2026	3,597,000	3,198,660
1.63%, 03/31/2019 - 05/15/2026	4,603,900	4,390,466
2.25%, 11/15/2027	1,870,500	1,739,346
2.38%, 01/31/2023	3,631,000	3,544,197
2.50%, 05/15/2024	4,458,000	4,339,236
2.88%, 05/15/2028 - 08/15/2028	6,995,300	6,832,327

		76,488,955

U.S. Treasury Inflation-Protected Securities - 0.9%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	1,219,206	1,284,691
2.50%, 01/15/2029	2,711,197	3,062,311
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	4,850,903	4,748,924

		9,095,926

Total U.S. Government Obligations (Cost $89,205,017)		85,584,881

COMMERCIAL PAPER - 4.3%
Banks - 0.4%
Sumitomo Mitsui Banking Corp. 2.28% (H), 12/17/2018	3,500,000	3,489,982

Capital Markets - 0.4%
Cedar Springs Capital Co. LLC 2.35% (H), 12/07/2018	3,700,000	3,691,490

Commercial Services & Supplies - 0.1%
Charta LLC 2.30% (H), 11/16/2018	1,000,000	999,063

Diversified Financial Services - 2.7%
Atlantic Asset Securitization LLC 2.40% (H), 12/17/2018	200,000	199,399
Barton Capital Corp. 2.32% (H), 12/11/2018	2,020,000	2,014,905
Cafco LLC 2.33% (H), 12/17/2018	3,700,000	3,689,221
Crown Point Capital Co. 2.35% (H), 12/07/2018	1,800,000	1,795,860
Fairway Finance Corp.
2.30% (H), 12/17/2018	1,400,000	1,395,957
2.42% (H), 01/03/2019	2,500,000	2,489,631
Gotham Funding Corp. 2.29% (H), 11/05/2018	4,000,000	3,999,000

	Principal	Value
COMMERCIAL PAPER (continued)
Diversified Financial Services (continued)
Le Fayette Asset Securitization LLC 2.45% (H), 12/17/2018 - 01/03/2019	$ 3,400,000	$ 3,387,307
Liberty Funding LLC 2.30% (H), 12/04/2018	980,000	977,970
LMA SA 2.65% (H), 02/04/2019	3,600,000	3,575,300
Nieuw Amsterdam Receivables Corp. 2.44% (H), 01/09/2019	2,400,000	2,389,006

		25,913,556

Energy Equipment & Services - 0.3%
Schlumberger Investment SA 2.43% (H), 01/03/2019	3,500,000	3,485,422

Software - 0.4%
Manhattan Asset Funding 2.25% (H), 11/16/2018	3,700,000	3,696,593

Total Commercial Paper (Cost $41,276,106)		41,276,106

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.1%
U.S. Treasury Bill
2.21% (H), 01/03/2019	2,817,000	2,806,330
2.22% (H), 01/03/2019	7,340,000	7,312,062

Total Short-Term U.S. Government Obligations (Cost $10,118,392)		10,118,392

	Shares	Value
OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (H)	5,012,863	5,012,863

Total Other Investment Company (Cost $5,012,863)		5,012,863

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 1.25% (H), dated 10/31/2018, to be repurchased at $5,860,311 on 11/01/2018. Collateralized by U.S. Government Obligations, 1.13% - 2.13%, due 08/15/2021 - 08/31/2021, and with a total value of $5,983,201.	$ 5,860,107	5,860,107

Total Repurchase Agreement (Cost $5,860,107)		5,860,107

Total Investments (Cost $873,791,321)		1,011,797,957
Net Other Assets (Liabilities) - (5.6)%		(53,711,836)

Net Assets - 100.0%		$ 958,086,121

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	Long	23	12/21/2018	$3,328,132	$3,117,765	$—	$(210,367)

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$561,640,719	$—	$—	$561,640,719
Preferred Stocks	447,250	—	—	447,250
Asset-Backed Securities	—	38,906,816	—	38,906,816
Corporate Debt Securities	—	151,297,294	—	151,297,294
Foreign Government Obligations	—	4,938,100	—	4,938,100
Mortgage-Backed Securities	—	38,283,727	—	38,283,727
Municipal Government Obligations	—	2,863,224	—	2,863,224
U.S. Government Agency Obligations	—	65,568,478	—	65,568,478
U.S. Government Obligations	—	85,584,881	—	85,584,881
Commercial Paper	—	41,276,106	—	41,276,106
Short-Term U.S. Government Obligations	—	10,118,392	—	10,118,392
Other Investment Company	5,012,863	—	—	5,012,863
Repurchase Agreement	—	5,860,107	—	5,860,107

Total Investments	$567,100,832	$444,697,125	$—	$1,011,797,957

LIABILITIES
Other Financial Instruments
Futures Contracts (J)	$(210,367)	$—	$—	$(210,367)

Total Other Financial Instruments	$(210,367)	$—	$—	$(210,367)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,901,895. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $109,108,044, representing 11.4% of the Fund’s net assets.
(F)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2018. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Rates disclosed reflect the yields at October 31, 2018.
(I)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Short-Term Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended on October 31, 2018, began with solid U.S. gross domestic product (“GDP”) growth of 2.5% year-over-year, buoyed by consumption, business equipment spending and a global pick-up in activity. The GOP-led congress signed broad tax relief for individuals, small businesses, and corporations into law early in 2018, providing at worst a costly debt-fueled sugar high near term, and at best incentives for business investment and more equity-friendly capital structures. Amid a positive string of earnings reports and signs of an economic rebound in the second quarter, investors generally contended less with market volatility and concerns over a more aggressive U.S. Federal Reserve (“Fed”).

The front end of the yield curve continued to reprice throughout the year as the Fed remained confident in its outlook for steady economic growth and signaled further rate hikes amid increasing Treasury supply. During the twelve-month period, the Fed raised the federal funds rate four times and the 10-year US Treasury increased by 77 basis points to end at 3.14%.

Policy and politics remained center-stage as President Trump’s trade spat with China escalated throughout the year. Protectionist and retaliatory trade rhetoric intensified globally. Risks around trade policy were still a concern for the Fed, even as they stayed the course on normalizing rates given continued economic strength.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Short-Term Bond (Class I2) returned 0.81.%. By comparison, its benchmark, ICE BofAML U.S. Corporate & Government 1-3 Years Index, returned 0.41%.

STRATEGY REVIEW

During the past year, we continued to prefer defensive interest rate positioning by focusing on spread products rather than taking on duration risk. Returns were driven more by carry than by spread tightening. Our emphasis remained on seeking carry from spread products, especially in investment grade corporate credit, structured products, and high yield. We were positive on the fundamentals in the U.S. consumer and property markets, with continued positions in private label structured products, including asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), and non-agency residential mortgage-backed securities. Within corporate credit, we maintained exposure to financials and utilities.

Yield curve positioning also contributed positively. Credit spread widening, however, mainly within BBB-rated corporate credit, detracted from excess returns. The largest contributions to excess returns by asset class came from allocations to investment grade corporate credit, CMBS and ABS, as well as an underweight to U.S. Treasuries. Security selection within high yield credit also contributed favorably, but was somewhat offset by the allocation to the asset class.

Fixed and floating-rate exposure contributed to performance, with allocation decisions among floating-rate securities contributing the most. At the ratings level, the strategy produced excess performance due to security selection, with the largest contributions coming from A-rated paper. An overweight allocation to BBB-rated paper also contributed to excess returns.

Norbert King

Glen Kneeland

Tyler A. Knight, CFA

Doug Weih, CFA

Brian W. Westhoff, CFA

Co-Portfolio Managers

Aegon USA Investment Management

Fund Characteristics	Years
Average Maturity §	2.47
Duration †	1.62

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	0.0	%*
AAA	14.5
AA	7.1
A	29.2
BBB	39.5
BB	2.8
B	3.5
CCC and Below	0.5
Not Rated	2.8
Net Other Assets (Liabilities)	0.1
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2018

Transamerica Short-Term Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(1.96)%	0.99%	3.58%	11/01/2007
Class A (NAV)	0.53%	1.50%	3.84%	11/01/2007
Class C (POP)	(1.22)%	0.73%	3.06%	11/01/2007
Class C (NAV)	(0.24)%	0.73%	3.06%	11/01/2007
Class I (NAV)	0.71%	1.72%	2.89%	11/30/2009
Class I2 (NAV)	0.81%	1.80%	4.15%	11/08/2004
ICE BofAML U.S. Corporate & Government 1-3 Years Index (A)	0.41%	0.84%	1.70%
Class R6 (NAV)	0.92%	N/A	1.71%	05/29/2015
Class T1 (POP)	(1.81)%	N/A	(0.18)%	03/17/2017
Class T1 (NAV)	0.69%	N/A	1.38%	03/17/2017
Advisor Class (NAV)	0.82%	N/A	1.79%	12/16/2016

(A) The ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 2.5% for A and T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Fund is subject to a variety of risks, including credit risk, inflation risk, interest rate risk, prepayment risk, and liquidity risk. Additional risks include investing in foreign markets and non-investment grade securities. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significant affect the value of the Fund.

Transamerica Funds	Annual Report 2018

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES - 17.8%
Access Point Funding I LLC Series 2017-A, Class A, 3.06%, 04/15/2029 (A)	$ 4,059,536	$ 4,031,068
Benefit Street Partners CLO VII, Ltd. Series 2015-VIIA, Class A2R, 3-Month LIBOR + 1.20%, 3.64% (B), 07/18/2027 (A)	8,000,000	7,917,944
BXG Receivables Note Trust
Series 2012-A, Class A,
2.66%, 12/02/2027 (A)	3,183,371	3,133,103
Series 2013-A, Class A,
3.01%, 12/04/2028 (A)	7,616,032	7,457,081
Series 2017-A, Class A,
2.95%, 10/04/2032 (A)	7,256,316	7,037,479
CIFC Funding, Ltd. Series 2015-2A, Class BR, 3-Month LIBOR + 1.25%, 3.69% (B), 04/15/2027 (A)	16,270,000	16,155,280
Citigroup Mortgage Loan Trust, Inc. Series 2003-HE3, Class A, 1-Month LIBOR + 0.76%, 3.04% (B), 12/25/2033	811,366	808,851
CWABS Asset-Backed Certificates Trust Series 2006-17, Class 2A2, 1-Month LIBOR + 0.15%, 2.43% (B), 03/25/2047	8,401,518	8,203,698
Diamond Resorts Owner Trust
Series 2014-1, Class B,
2.98%, 05/20/2027 (A)	746,143	745,400
Series 2017-1A, Class A,
3.27%, 10/22/2029 (A)	8,658,802	8,559,896
Golub Capital Partners CLO, Ltd. Series 2017-34A, Class A1, 3-Month LIBOR + 1.85%, 4.19% (B), 03/08/2029 (A)	9,000,000	9,018,351
Halcyon Loan Advisors Funding, Ltd.
Series 2014-3A, Class B1R,
3-Month LIBOR + 1.70%,
4.17% (B), 10/22/2025 (A)	10,000,000	10,001,040
Series 2015-1A, Class B1R,
3-Month LIBOR + 1.55%, 4.02% (B), 04/20/2027 (A)	8,000,000	7,969,880
Hertz Vehicle Financing II, LP Series 2016-1A, Class B, 3.72%, 03/25/2020 (A)	15,000,000	15,014,730
Hilton Grand Vacations Trust
Series 2013-A, Class A,
2.28%, 01/25/2026 (A)	1,083,207	1,077,297
Series 2014-AA, Class B,
2.07% (B), 11/25/2026 (A)	3,612,389	3,547,597
ICG US CLO, Ltd. Series 2016-1A, Class A2R, 3-Month LIBOR + 1.70%, 4.21% (B), 07/29/2028 (A)	6,000,000	5,999,982
Jamestown CLO IV, Ltd. Series 2014-4A, Class A2R, 3-Month LIBOR + 1.35%, 3.79% (B), 07/15/2026 (A)	12,000,000	11,945,952

	Principal	Value
ASSET-BACKED SECURITIES (continued)
KVK CLO, Ltd. Series 2014-1A, Class BR, 3-Month LIBOR + 1.80%, 4.11% (B), 05/15/2026 (A)	$ 9,135,000	$ 9,135,238
Marathon CLO VII, Ltd. Series 2014-7A, Class A1R, 3-Month LIBOR + 1.32%, 3.83% (B), 10/28/2025 (A)	10,000,000	10,009,050
Marriott Vacation Club Owner Trust Series 2012-1A, Class A, 2.51%, 05/20/2030 (A)	2,508,440	2,486,377
Mountain View CLO, Ltd. Series 2014-1A, Class BRR, 3-Month LIBOR + 1.45%, 3.89% (B), 10/15/2026 (A)	10,000,000	9,999,850
MVW Owner Trust
Series 2014-1A, Class B,
2.70%, 09/22/2031 (A)	2,890,708	2,811,080
Series 2015-1A, Class A,
2.52%, 12/20/2032 (A)	2,972,542	2,907,724
New Residential Advanced Receivables Trust Series 2016-T2, Class AT2, 2.58%, 10/15/2049 (A)	7,550,000	7,488,621
New Residential Mortgage Loan Trust Series 2018-RPL1, Class A1, 3.50% (B), 12/25/2057 (A)	6,676,023	6,545,358
New Residential Mortgage Trust Series 2018-1A, Class A1A, 4.00% (B), 12/25/2057 (A)	6,044,366	6,054,788
NRZ Advance Receivables Trust
Series 2016-T3, Class AT3,
2.83%, 10/16/2051 (A)	10,000,000	9,736,079
Series 2016-T5, Class AT5,
3.33%, 12/15/2051 (A)	10,000,000	9,857,720
Ocwen Master Advance Receivables Trust Series 2018-T2, Class AT2, 3.60%, 08/15/2050 (A)	9,960,000	9,931,116
Orange Lake Timeshare Trust
Series 2014-AA, Class A,
2.29%, 07/09/2029 (A)	3,418,603	3,352,294
Series 2015-AA, Class A,
2.88%, 09/08/2027 (A)	5,451,171	5,344,379
Series 2016-A, Class A,
2.61%, 03/08/2029 (A)	10,706,009	10,416,540
Series 2018-A, Class C,
3.74%, 11/08/2030 (A)	7,109,889	7,006,231
Sierra Timeshare Receivables Funding LLC
Series 2014-2A, Class B,
2.40%, 06/20/2031 (A)	1,784,015	1,782,484
Series 2014-3A, Class B,
2.80%, 10/20/2031 (A)	2,042,485	2,031,621
Series 2015-1A, Class A,
2.40%, 03/22/2032 (A)	689,916	684,909
Series 2015-1A, Class B,
3.05%, 03/22/2032 (A)	843,231	838,677
Series 2018-2A, Class B,
3.65%, 06/20/2035 (A)	6,260,788	6,224,865

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2018-3A, Class A,
3.69%, 09/20/2035 (A)	$ 8,000,000	$ 8,006,283
Series 2018-3A, Class D,
5.20%, 09/20/2035 (A)	4,320,000	4,324,035
SLM Student Loan Trust Series 2006-1, Class B, 3-Month LIBOR + 0.20%, 2.69% (B), 01/25/2027	9,160,000	8,622,292
SoFi Consumer Loan Program LLC Series 2017-1, Class A, 3.28%, 01/26/2026 (A)	4,079,995	4,070,346
Spirit Master Funding LLC Series 2014-2A, Class A, 5.76%, 03/20/2041 (A)	6,372,640	6,527,197
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (A)	7,545,756	7,485,053
SPS Servicer Advance Receivables Trust Series 2018-T1, Class AT1, 3.62%, 10/17/2050 (A)	17,680,000	17,679,132
TICP CLO I, Ltd. Series 2015-1A, Class BR, 3-Month LIBOR + 1.30%, 3.77% (B), 07/20/2027 (A)	10,000,000	9,895,340
TICP CLO III, Ltd. Series 2018-3R, Class B, 3-Month LIBOR + 1.35%, 3.82% (B), 04/20/2028 (A)	10,000,000	9,962,980
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (B), 03/25/2054 (A)	2,230,383	2,206,866
Series 2015-4, Class A1B,
2.75% (B), 04/25/2055 (A)	7,913,878	7,787,332
Series 2016-3, Class A1,
2.25% (B), 04/25/2056 (A)	7,862,826	7,654,560
Series 2016-5, Class A1,
2.50% (B), 10/25/2056 (A)	10,714,853	10,402,466
Series 2017-1, Class A1,
2.75% (B), 10/25/2056 (A)	15,494,085	15,109,722
Series 2017-2, Class A1,
2.75% (B), 04/25/2057 (A)	6,954,928	6,802,538
Series 2017-3, Class A1,
2.75% (B), 07/25/2057 (A)	12,208,065	11,916,414
Series 2017-4, Class A1,
2.75% (B), 06/25/2057 (A)	11,935,159	11,556,899
Series 2017-6, Class A1,
2.75% (B), 10/25/2057 (A)	12,908,500	12,545,891
Series 2018-1, Class A1,
3.00% (B), 01/25/2058 (A)	12,546,140	12,243,563
Series 2018-2, Class A1,
3.25% (B), 03/25/2058 (A)	5,662,644	5,569,133
Series 2018-3, Class A1,
3.75% (B), 05/25/2058 (A)	9,463,292	9,415,870
Trafigura Securitisation Finance PLC
Series 2017-1A, Class A2,
2.47%, 12/15/2020 (A)	10,000,000	9,791,750
Series 2018-1A, Class A2,
3.73%, 03/15/2022 (A)	11,000,000	10,990,474

	Principal	Value
ASSET-BACKED SECURITIES (continued)
VSE VOI Mortgage LLC Series 2017-A, Class A, 2.33%, 03/20/2035 (A)	$ 10,797,508	$ 10,402,831
Welk Resorts LLC
Series 2013-AA, Class A,
3.10%, 03/15/2029 (A)	3,354,556	3,323,475
Series 2015-AA, Class A,
2.79%, 06/16/2031 (A)	4,194,410	4,104,288
Series 2017-AA, Class A,
2.82%, 06/15/2033 (A)	7,000,698	6,809,285
Wellfleet CLO, Ltd. Series 2016-1A, Class BR, 3-Month LIBOR + 1.50%, 3.97% (B), 04/20/2028 (A)	15,000,000	14,928,915

Total Asset-Backed Securities (Cost $508,524,298)		503,404,560

CORPORATE DEBT SECURITIES - 57.2%
Aerospace & Defense - 0.2%
Lockheed Martin Corp. 2.50%, 11/23/2020	7,102,000	6,973,095

Airlines - 1.0%
America West Airlines Pass-Through Trust
7.93%, 07/02/2020	286,368	287,800
8.06%, 01/02/2022	6,170,524	6,577,161
Delta Air Lines, Inc. 3.40%, 04/19/2021	4,995,000	4,945,405
Northwest Airlines Pass-Through Trust 6.26%, 05/20/2023	530,764	538,884
Southwest Airlines Co. 2.65%, 11/05/2020	9,964,000	9,843,871
Virgin Australia Pass-Through Trust 5.00%, 04/23/2025 (A)	6,448,884	6,535,493

		28,728,614

Banks - 15.4%
ABN AMRO Bank NV 3.40%, 08/27/2021 (A)	15,000,000	14,896,290
Banco Santander SA
3-Month LIBOR + 1.09%, 3.40% (B), 02/23/2023	10,000,000	10,007,000
3.85%, 04/12/2023	4,600,000	4,451,487
Bank of America Corp.
Fixed until 12/20/2022, 3.00% (B), 12/20/2023	7,542,000	7,256,906
Fixed until 01/20/2022, 3.12% (B), 01/20/2023, MTN	8,000,000	7,817,314
Fixed until 05/17/2021, 3.50% (B), 05/17/2022, MTN	15,000,000	14,929,099
Barclays PLC 3-Month LIBOR + 1.38%, 3.70% (B), 05/16/2024	10,000,000	9,915,200
BNP Paribas SA 5.00%, 01/15/2021	17,935,000	18,505,333
CIT Group, Inc. 4.13%, 03/09/2021	600,000	598,500
Citigroup, Inc.
2.90%, 12/08/2021	4,757,000	4,648,368

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. (continued)
Fixed until 01/24/2022, 3.14% (B), 01/24/2023 (C)	$ 13,000,000	$ 12,690,785
3-Month LIBOR + 0.69%, 3.20% (B), 10/27/2022	3,000,000	2,998,751
3-Month LIBOR + 1.07%, 3.40% (B), 12/08/2021	5,000,000	5,078,600
Citizens Bank NA
2.25%, 10/30/2020	6,000,000	5,845,755
3-Month LIBOR + 0.95%, 3.34% (B), 03/29/2023	10,000,000	10,011,965
Commerzbank AG 8.13%, 09/19/2023 (A)	8,000,000	9,009,829
Cooperatieve Rabobank UA
3-Month LIBOR + 0.83%, 3.24% (B), 01/10/2022 (C)	2,900,000	2,936,382
Fixed until 06/30/2019 (D), 11.00% (A) (B)	9,781,000	10,230,926
Danske Bank A/S
2.00%, 09/08/2021 (A)	8,000,000	7,529,379
3-Month LIBOR + 1.06%, 3.39% (B), 09/12/2023 (A)	14,743,000	14,298,831
Discover Bank 7.00%, 04/15/2020	16,576,000	17,316,017
Fifth Third Bank 3.35%, 07/26/2021	14,960,000	14,888,680
First Horizon National Corp. 3.50%, 12/15/2020	8,160,000	8,155,216
First Niagara Financial Group, Inc.
6.75%, 03/19/2020	13,396,000	13,971,232
7.25%, 12/15/2021 (C)	6,340,000	6,909,876
First Tennessee Bank NA 2.95%, 12/01/2019	14,548,000	14,505,292
HSBC Holdings PLC
3-Month LIBOR + 0.60%, 2.92% (B), 05/18/2021	10,280,000	10,291,390
3-Month LIBOR + 1.00%, 3.32% (B), 05/18/2024	11,930,000	11,897,076
Huntington Bancshares, Inc. 2.30%, 01/14/2022	13,724,000	13,126,220
ING Bank NV 5.80%, 09/25/2023 (A)	12,067,000	12,635,060
Intesa Sanpaolo SpA 3.38%, 01/12/2023 (A)	4,864,000	4,404,574
JPMorgan Chase & Co.
4.25%, 10/15/2020	6,865,000	6,971,671
4.50%, 01/24/2022	10,904,000	11,205,908
JPMorgan Chase Bank NA Fixed until 04/26/2020, 3.09% (B), 04/26/2021	10,000,000	9,961,300
National City Corp. 6.88%, 05/15/2019	3,000,000	3,062,032
Nordea Bank Abp 4.25%, 09/21/2022 (A)	5,179,000	5,172,758
PNC Financial Services Group, Inc. 3.90%, 04/29/2024	7,811,000	7,747,936
Regions Financial Corp. 2.75%, 08/14/2022	12,360,000	11,883,729

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Royal Bank of Scotland Group PLC
3-Month LIBOR + 1.55%, 3.92% (B), 06/25/2024	$ 9,014,000	$ 9,027,218
6.40%, 10/21/2019	14,228,000	14,621,295
Santander Holdings USA, Inc. 3.40%, 01/18/2023	6,907,000	6,592,981
Standard Chartered PLC Fixed until 01/20/2022, 4.25% (B), 01/20/2023 (A)	10,323,000	10,309,632
US Bank NA 2.13%, 10/28/2019	8,770,000	8,718,432
Wells Fargo Bank NA 2.60%, 01/15/2021	19,494,000	19,119,709
Zions Bancorp NA 3.50%, 08/27/2021	8,390,000	8,346,151

		434,498,085

Beverages - 1.5%
Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	11,291,000	11,009,176
Constellation Brands, Inc. 3.75%, 05/01/2021	12,965,000	12,965,956
Diageo Capital PLC 3.50%, 09/18/2023	9,800,000	9,760,398
Pernod Ricard SA 5.75%, 04/07/2021 (A)	9,466,000	9,913,052

		43,648,582

Biotechnology - 0.5%
AbbVie, Inc. 2.50%, 05/14/2020	6,351,000	6,268,055
Amgen, Inc. 4.50%, 03/15/2020	3,695,000	3,769,474
Biogen, Inc. 2.90%, 09/15/2020	4,981,000	4,935,156

		14,972,685

Capital Markets - 5.2%
Ameriprise Financial, Inc. 7.30%, 06/28/2019	18,320,000	18,822,743
Bank of New York Mellon Corp. 2.20%, 08/16/2023, MTN	10,000,000	9,333,779
Charles Schwab Corp. 2.65%, 01/25/2023	9,964,000	9,610,003
Credit Suisse Group AG 3-Month LIBOR + 1.24%, 3.57% (B), 06/12/2024 (A)	19,750,000	19,789,840
Credit Suisse Group Funding Guernsey, Ltd. 3.13%, 12/10/2020	10,000,000	9,887,107
Deutsche Bank AG 4.25%, 02/04/2021	5,560,000	5,538,388
Goldman Sachs Group, Inc.
2.35%, 11/15/2021	8,791,000	8,459,140
5.75%, 01/24/2022	14,970,000	15,818,500
Lazard Group LLC 4.25%, 11/14/2020(C)	4,176,000	4,230,193
Morgan Stanley
3-Month LIBOR + 1.18%, 3.65% (B), 01/20/2022	14,940,000	15,108,180
5.75%, 01/25/2021	8,748,000	9,145,247

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
UBS AG 2.20%, 06/08/2020 (A)	$ 11,838,000	$ 11,616,440
UBS Group Funding Switzerland AG 3-Month LIBOR + 1.44%, 3.81% (B), 09/24/2020 (A) (C)	8,831,000	8,994,272

		146,353,832

Chemicals - 1.7%
Dow Chemical Co. 8.55%, 05/15/2019	24,461,000	25,158,452
E.I. du Pont de Nemours & Co. 2.20%, 05/01/2020	6,000,000	5,926,435
Huntsman International LLC 5.13%, 11/15/2022	6,972,000	7,033,005
Syngenta Finance NV 3.93%, 04/23/2021 (A)	9,575,000	9,527,150

		47,645,042

Commercial Services & Supplies - 0.2%
CK Hutchison International 17 II, Ltd. 2.25%, 09/29/2020 (A)	5,000,000	4,875,878

Construction Materials - 0.2%
Martin Marietta Materials, Inc. 3-Month LIBOR + 0.65%, 2.96% (B), 05/22/2020	5,975,000	5,985,815

Consumer Finance - 2.6%
Ally Financial, Inc.
3.50%, 01/27/2019	12,000,000	11,985,000
8.00%, 03/15/2020	5,717,000	6,017,143
American Express Co. 3.38%, 05/17/2021	17,933,000	17,888,789
Capital One Financial Corp. 2.40%, 10/30/2020	9,963,000	9,735,308
Ford Motor Credit Co. LLC 3.34%, 03/18/2021	8,000,000	7,813,737
General Motors Financial Co., Inc.
3.55%, 04/09/2021	9,963,000	9,873,251
3-Month LIBOR + 1.56%, 4.00% (B), 01/15/2020	3,150,000	3,187,479
Springleaf Finance Corp. 8.25%, 12/15/2020	6,825,000	7,302,750

		73,803,457

Containers & Packaging - 0.4%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.25%, 09/15/2022 (A) (C)	3,035,000	2,943,950
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, 10/15/2020	7,063,826	7,063,826

		10,007,776

Diversified Consumer Services - 0.1%
Princeton University 4.95%, 03/01/2019	1,902,000	1,913,880

Diversified Financial Services - 3.1%
Aviation Capital Group LLC 7.13%, 10/15/2020 (A)	18,266,000	19,424,674

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
AXA Equitable Holdings, Inc. 3.90%, 04/20/2023 (A)	$ 12,251,000	$ 12,110,391
GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/2020	5,800,000	5,627,255
Jefferies Group LLC 8.50%, 07/15/2019 (C)	7,475,000	7,738,220
National Rural Utilities Cooperative Finance Corp. 10.38%, 11/01/2018	13,587,000	13,587,000
OMX Timber Finance Investments I LLC 5.42%, 01/29/2020 (A)	20,014,000	20,445,030
Protective Life Global Funding 2.70%, 11/25/2020 (A)	8,378,000	8,265,225

		87,197,795

Diversified Telecommunication Services - 1.1%
AT&T, Inc. 3.20%, 03/01/2022	9,960,000	9,785,751
Sprint Capital Corp. 6.90%, 05/01/2019	9,000,000	9,117,810
Verizon Communications, Inc.
3-Month LIBOR + 0.55%, 2.86% (B), 05/22/2020	9,000,000	9,041,256
2.95%, 03/15/2022	4,736,000	4,640,106

		32,584,923

Electric Utilities - 2.4%
Appalachian Power Co. 4.60%, 03/30/2021	4,528,000	4,634,215
Duke Energy Corp. 3.05%, 08/15/2022	18,483,000	18,063,131
Entergy Corp. 4.00%, 07/15/2022	7,365,000	7,407,026
Entergy Texas, Inc. 7.13%, 02/01/2019	14,282,000	14,424,761
Southern California Edison Co. 1.85%, 02/01/2022	13,250,000	12,913,208
Southern Co. 2.35%, 07/01/2021	11,954,000	11,550,629

		68,992,970

Equity Real Estate Investment Trusts - 1.8%
American Tower Corp. 3.00%, 06/15/2023	9,963,000	9,543,813
Crown Castle International Corp. 5.25%, 01/15/2023	9,538,000	9,946,516
HCP, Inc. 3.15%, 08/01/2022	14,125,000	13,707,606
iStar, Inc. 5.00%, 07/01/2019	4,647,000	4,649,904
WEA Finance LLC / Westfield UK & Europe Finance PLC 2.70%, 09/17/2019 (A)	12,570,000	12,526,496

		50,374,335

Food & Staples Retailing - 0.9%
Kroger Co. 2.80%, 08/01/2022	10,433,000	10,098,788

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing (continued)
Sysco Corp. 2.50%, 07/15/2021	$ 9,646,000	$ 9,393,663
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	4,979,000	4,920,508

		24,412,959

Food Products - 1.4%
General Mills, Inc. 3-Month LIBOR + 1.01%, 3.46% (B), 10/17/2023	15,084,000	15,103,975
Kraft Heinz Foods Co. 3-Month LIBOR + 0.57%, 2.91% (B), 02/10/2021	14,866,000	14,893,304
Mondelez International Holdings Netherlands BV 2.00%, 10/28/2021 (A)	11,000,000	10,468,878

		40,466,157

Gas Utilities - 0.9%
DTE Gas Co. 5.00%, 10/01/2019	14,397,000	14,633,766
South Jersey Industries, Inc. 0.10%, 06/27/2019 (E)	10,000,000	10,000,000

		24,633,766

Health Care Equipment & Supplies - 1.1%
Abbott Laboratories 2.90%, 11/30/2021	13,000,000	12,774,450
Becton Dickinson and Co.
2.89%, 06/06/2022	9,959,000	9,631,440
3-Month LIBOR + 1.03%, 3.35% (B), 06/06/2022	8,124,000	8,171,163

		30,577,053

Health Care Providers & Services - 1.5%
CVS Health Corp. 2.13%, 06/01/2021	15,000,000	14,457,058
Express Scripts Holding Co. 3.90%, 02/15/2022	9,465,000	9,502,573
Halfmoon Parent, Inc. 3-Month LIBOR + 0.89%, 3.33% (B), 07/15/2023 (A) (C)	12,689,000	12,678,864
HCA, Inc. 6.50%, 02/15/2020	6,200,000	6,401,500

		43,039,995

Household Durables - 0.4%
Beazer Homes USA, Inc. 8.75%, 03/15/2022	7,100,000	7,153,250
DR Horton, Inc. 2.55%, 12/01/2020	4,029,000	3,935,097

		11,088,347

Independent Power & Renewable Electricity Producers - 0.3%
Exelon Generation Co. LLC 4.00%, 10/01/2020	9,554,000	9,631,267

Industrial Conglomerates - 0.2%
General Electric Co. 3-Month LIBOR + 0.80%, 3.24% (B), 04/15/2020, MTN	5,100,000	5,110,585

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance - 1.0%
Athene Global Funding 3.00%, 07/01/2022 (A)	$ 14,168,000	$ 13,710,185
CNA Financial Corp. 5.88%, 08/15/2020	6,145,000	6,398,045
Five Corners Funding Trust 4.42%, 11/15/2023 (A)	8,785,000	8,971,992

		29,080,222

IT Services - 0.9%
DXC Technology Co. 2.88%, 03/27/2020	8,090,000	8,010,828
First Data Corp. 7.00%, 12/01/2023 (A)	7,596,000	7,877,052
Fiserv, Inc. 3.80%, 10/01/2023	8,477,000	8,460,447

		24,348,327

Leisure Products - 0.2%
Mattel, Inc. 4.35%, 10/01/2020 (C)	7,005,000	6,932,778

Media - 1.5%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.25%, 09/30/2022	7,500,000	7,537,500
Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020	17,240,000	17,211,615
Comcast Corp. 3.45%, 10/01/2021	9,959,000	9,954,255
CSC Holdings LLC 6.75%, 11/15/2021	8,655,000	9,063,083

		43,766,453

Metals & Mining - 0.5%
ArcelorMittal 5.50%, 03/01/2021	1,992,000	2,061,987
First Quantum Minerals, Ltd. 7.00%, 02/15/2021 (A) (C)	6,430,000	6,286,611
Glencore Funding LLC 3.00%, 10/27/2022 (A)	6,974,000	6,668,846

		15,017,444

Multi-Utilities - 0.8%
Consumers Energy Co. 6.70%, 09/15/2019	10,000,000	10,311,836
Dominion Energy, Inc. 2.58%, 07/01/2020	4,498,000	4,429,630
NiSource, Inc. 3.85%, 02/15/2023	7,266,000	7,215,615

		21,957,081

Oil, Gas & Consumable Fuels - 2.7%
Anadarko Petroleum Corp. 8.70%, 03/15/2019	2,857,000	2,913,743
Devon Energy Corp. 3.25%, 05/15/2022	10,260,000	9,969,522
El Paso Natural Gas Co. LLC 8.63%, 01/15/2022	8,935,000	10,154,036

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer Operating, LP
4.15%, 10/01/2020 (C)	$ 8,000,000	$ 8,068,164
4.20%, 09/15/2023	4,980,000	4,955,759
Kinder Morgan Energy Partners, LP 4.15%, 03/01/2022	4,980,000	5,032,781
MPLX, LP
3.38%, 03/15/2023	4,499,000	4,384,459
4.88%, 12/01/2024	5,661,000	5,796,806
Sabine Pass Liquefaction LLC 5.63%, 04/15/2023	14,900,000	15,685,677
Williams Cos., Inc. 4.55%, 06/24/2024	7,966,000	8,022,490
YPF SA 8.50%, 03/23/2021 (A)	1,743,000	1,759,559

		76,742,996

Pharmaceuticals - 1.2%
AstraZeneca PLC 3.50%, 08/17/2023	9,961,000	9,809,345
Bayer US Finance LLC 3.00%, 10/08/2021 (A)	7,474,000	7,304,508
Perrigo Finance Unlimited Co. 3.50%, 12/15/2021	7,400,000	7,234,618
Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	9,963,000	9,571,983

		33,920,454

Road & Rail - 0.3%
Canadian Pacific Railway Co. 9.45%, 08/01/2021	7,000,000	8,016,009

Software - 0.4%
CDK Global, Inc. 3.80%, 10/15/2019	11,925,000	11,903,416

Technology Hardware, Storage & Peripherals - 0.4%
Hewlett Packard Enterprise Co. 3.50%, 10/05/2021	7,170,000	7,148,022
Xerox Corp. 2.75%, 09/01/2020 (C)	5,626,000	5,462,212

		12,610,234

Tobacco - 1.2%
Altria Group, Inc. 9.70%, 11/10/2018	12,724,000	12,740,464
BAT Capital Corp. 2.30%, 08/14/2020 (A)	8,717,000	8,530,495
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	11,299,000	11,648,169

		32,919,128

Trading Companies & Distributors - 1.3%
Air Lease Corp. 3.50%, 01/15/2022	13,789,000	13,633,874
International Lease Finance Corp. 8.25%, 12/15/2020	21,682,000	23,514,731

		37,148,605

Wireless Telecommunication Services - 0.7%
Sprint Communications, Inc. 9.00%, 11/15/2018 (A)	3,597,000	3,604,194

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
Vodafone Group PLC 3-Month LIBOR + 0.99%, 3.43% (B), 01/16/2024	$ 14,944,000	$ 14,896,203

		18,500,397

Total Corporate Debt Securities (Cost $1,639,415,186)		1,620,380,437

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Lebanon - 0.3%
Lebanon Government International Bond 5.15%, 11/12/2018, MTN (F)	10,100,000	10,084,042

Qatar - 0.1%
Qatar Government International Bond 3.88%, 04/23/2023 (A)	2,175,000	2,179,785

Total Foreign Government Obligations (Cost $12,261,667)		12,263,827

LOAN ASSIGNMENT - 0.5%
Commercial Services & Supplies - 0.5%
Spin Holdco, Inc. Term Loan B, 3-Month LIBOR + 3.25%, 5.69% (B), 11/14/2022	13,197,280	13,190,681

Total Loan Assignment (Cost $13,156,311)		13,190,681

MORTGAGE-BACKED SECURITIES - 21.5%
20 Times Square Trust
Series 2018-20TS, Class C,
3.10% (B), 05/15/2035 (A)	10,900,000	10,403,129
280 Park Avenue Mortgage Trust
Series 2017-280P, Class C,
1-Month LIBOR + 1.25%, 3.53% (B), 09/15/2034 (A)	15,640,000	15,639,876
Arroyo Mortgage Trust Series 2018-1, Class A1, 3.76% (B), 04/25/2048 (A)	11,311,512	11,289,513
Ashford Hospitality Trust
Series 2018-ASHF, Class C,
1-Month LIBOR + 1.40%, 3.68% (B), 04/15/2035 (A)	17,440,000	17,434,428
Series 2018-ASHF, Class D,
1-Month LIBOR + 2.10%, 4.38% (B), 04/15/2035 (A)	10,520,000	10,529,797
BAMLL Commercial Mortgage Securities Trust Series 2014-FL1, Class B, 1-Month LIBOR + 2.20%, 4.36% (B), 12/15/2031 (A)	10,000,000	10,014,239
BBCMS Mortgage Trust
Series 2017-DELC, Class C,
1-Month LIBOR + 1.20%, 3.48% (B), 08/15/2036 (A)	14,890,000	14,890,094
Series 2017-DELC, Class D,
1-Month LIBOR + 1.70%, 3.98% (B), 08/15/2036 (A)	15,000,000	14,971,890

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BBCMS Mortgage Trust (continued)
Series 2017-GLKS, Class D,
1-Month LIBOR + 1.75%, 4.03% (B), 11/15/2034 (A)	$ 10,000,000	$ 9,981,254
Series 2018-TALL, Class C,
1-Month LIBOR + 1.12%, 3.40% (B), 03/15/2037 (A)	16,120,000	16,094,622
Series 2018-TALL, Class E,
1-Month LIBOR + 2.44%, 4.72% (B), 03/15/2037 (A)	15,000,000	15,014,930
BCAP LLC Trust
Series 2009-RR6, Class 2A1,
4.14% (B), 08/26/2035 (A)	53,148	53,006
Series 2010-RR1, Class 12A1,
5.25% (B), 08/26/2036 (A)	402,544	402,972
BHMS Series 2018-ATLS, Class C, 1-Month LIBOR + 1.90%, 4.18% (B), 07/15/2035 (A)	14,900,000	14,899,811
BX Trust
Series 2017-APPL, Class C,
1-Month LIBOR + 1.40%, 3.68% (B), 07/15/2034 (A)	16,278,720	16,273,454
Series 2017-SLCT, Class C,
1-Month LIBOR + 1.40%, 3.68% (B), 07/15/2034 (A)	13,219,676	13,216,207
Series 2018-GW, Class C,
1-Month LIBOR + 1.22%, 3.50% (B), 05/15/2035 (A)	5,480,000	5,476,499
Series 2018-GW, Class D,
1-Month LIBOR + 1.77%, 4.05% (B), 05/15/2035 (A)	4,250,000	4,257,905
BXP Trust Series 2017-CQHP, Class D, 1-Month LIBOR + 2.00%, 4.28% (B), 11/15/2034 (A)	11,825,000	11,776,898
Caesars Palace Las Vegas Trust Series 2017-VICI, Class A, 3.53%, 10/15/2034 (A)	15,000,000	14,966,775
CCRESG Commercial Mortgage Trust
Series 2016-HEAT, Class B,
4.11%, 04/10/2029 (A)	4,319,000	4,332,369
Series 2016-HEAT, Class C,
4.92%, 04/10/2029 (A)	3,619,000	3,671,301
Series 2016-HEAT, Class D,
5.49% (B), 04/10/2029 (A)	7,290,000	7,425,867
CGMS Commercial Mortgage Trust Series 2017-MDRB, Class B, 1-Month LIBOR + 1.75%, 4.03% (B), 07/15/2030 (A)	10,000,000	9,986,222
CHT Mortgage Trust Series 2017-CSMO, Class D, 1-Month LIBOR + 2.25%, 4.53% (B), 11/15/2036 (A)	17,400,000	17,443,276
Citigroup Commercial Mortgage Trust
Series 2017-1500, Class B,
1-Month LIBOR + 1.10%, 3.38% (B), 07/15/2029 (A)	5,000,000	4,993,032

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust (continued)
Series 2017-1500, Class C,
1-Month LIBOR + 1.25%, 3.53% (B), 07/15/2032 (A)	$ 3,500,000	$ 3,492,710
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	4,560,915	4,584,587
Series 2018-RP1, Class A1,
3.00% (B), 09/25/2064 (A)	10,076,960	9,839,341
CLNS Trust Series 2017-IKPR, Class C, 1-Month LIBOR + 1.10%, 3.39% (B), 06/11/2032 (A)	14,800,000	14,781,296
COMM Mortgage Trust
Series 2014-PAT, Class D,
1-Month LIBOR + 2.15%, 4.43% (B), 08/13/2027 (A)	15,000,000	15,052,541
Series 2014-PAT, Class E,
1-Month LIBOR + 3.15%, 5.43% (B), 08/13/2027 (A)	5,000,000	5,052,964
Series 2014-TWC, Class C,
1-Month LIBOR + 1.85%, 4.13% (B), 02/13/2032 (A)	10,000,000	10,009,395
DBCG Mortgage Trust
Series 2017-BBG, Class B,
1-Month LIBOR + 0.85%, 3.13% (B), 06/15/2034 (A)	12,500,000	12,484,331
Series 2017-BBG, Class C,
1-Month LIBOR + 1.00%, 3.28% (B), 06/15/2034 (A)	2,500,000	2,496,866
GPT Mortgage Trust
Series 2018-GPP, Class C,
1-Month LIBOR + 1.40%, 3.68% (B), 06/15/2035 (A)	10,000,000	10,000,926
Series 2018-GPP, Class D,
1-Month LIBOR + 1.85%, 4.13% (B), 06/15/2035 (A)	10,000,000	9,996,710
GS Mortgage Securities Trust Series 2013-G1, Class A1, 2.06%, 04/10/2031 (A)	6,298,214	6,121,796
Hilton Orlando Trust Series 2018-ORL, Class C, 1-Month LIBOR + 1.30%, 3.58% (B), 12/15/2034 (A)	10,000,000	9,990,407
Hospitality Mortgage Trust Series 2017-HIT, Class C, 1-Month LIBOR + 1.35%, 3.63% (B), 05/08/2030 (A)	7,900,000	7,897,585
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY, Class C, 3.80% (B), 06/10/2027(A)	10,000,000	9,701,093
JPMorgan Resecuritization Trust Series 2010-5, Class 2A2, 3.31% (B), 07/26/2035 (A)	237,001	237,323
Lehman Brothers Small Balance Commercial Mortgage Trust Series 2005-1A, Class A, 1-Month LIBOR + 0.25%, 2.53% (B), 02/25/2030 (A)	2,207,176	2,172,103

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Metlife Securitization Trust Series 2017-1A, Class A, 3.00% (B), 04/25/2055 (A)	$ 13,791,056	$ 13,364,631
Mill City Mortgage Loan Trust Series 2017-3, Class A1, 2.75% (B), 01/25/2061 (A)	15,892,296	15,475,223
Monarch Beach Resort Trust Series 2018-MBR, Class D, 1-Month LIBOR + 1.70%, 3.98% (B), 07/15/2035 (A)	12,000,000	12,000,005
Morgan Stanley Capital I Trust
Series 2017-ASHF, Class D,
1-Month LIBOR + 2.20%, 4.48% (B), 11/15/2034 (A)	10,800,000	10,815,172
Series 2018-SUN, Class C,
1-Month LIBOR + 1.40%, 3.68% (B), 07/15/2035 (A)	10,850,000	10,837,950
Mortgage Equity Conversion Asset Trust Series 2010-1A, Class A, 4.00%, 07/25/2060 (A)	5,309,825	4,938,137
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 3.68% (B), 08/15/2034 (A)	19,237,211	19,224,970
MSCG Trust
Series 2018-SELF, Class C,
1-Month LIBOR + 1.18%, 3.48% (B), 10/15/2028 (A)	9,810,000	9,810,000
Series 2018-SELF, Class D,
1-Month LIBOR + 1.65%, 3.95% (B), 10/15/2028 (A)	5,320,000	5,320,000
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (B), 01/25/2054 (A)	2,762,598	2,749,616
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (A)	3,393,753	3,376,117
Series 2016-4A, Class A1,
3.75% (B), 11/25/2056 (A)	5,536,407	5,494,768
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	10,239,044	10,259,758
Series 2017-4A, Class A1,
4.00% (B), 05/25/2057 (A)	6,984,464	6,989,544
Series 2017-5A, Class A1,
1-Month LIBOR + 1.50%, 3.78% (B), 06/25/2057 (A)	8,461,326	8,653,260
Series 2018-2A, Class A1,
4.50% (B), 02/25/2058 (A)	10,080,178	10,239,735
RBSSP Resecuritization Trust Series 2013-2, Class 2A1, 1-Month LIBOR + 0.19%, 2.36% (B), 12/20/2036 (A)	7,545,954	7,390,575
RETL Trust Series 2018-RVP, Class B, 1-Month LIBOR + 1.75%, 4.03% (B), 03/15/2033 (A)	8,091,424	8,093,747
Stonemont Portfolio Trust Series 2017-MONT, Class C, 1-Month LIBOR + 1.25%, 3.53% (B), 08/20/2030 (A)	14,812,114	14,812,907

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Tharaldson Hotel Portfolio Trust Series 2018-THL, Class C, 1-Month LIBOR + 1.35%, 3.63% (B), 11/11/2034 (A)	$ 12,983,728	$ 13,000,919
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class AJ, 5.48% (B), 08/15/2039	285,551	286,030
TRU Trust Series 2016-TOYS, Class A, 1-Month LIBOR + 2.25%, 4.53% (B), 11/15/2030 (A)	5,760,972	5,759,807
VSD LLC 3.60%, 12/25/2043 (A)	1,649,901	1,649,901

Total Mortgage-Backed Securities (Cost $613,270,256)		609,894,112

U.S. GOVERNMENT AGENCY OBLIGATION - 0.0% (G)
Federal Home Loan Mortgage Corp. 12-Month LIBOR + 1.77%, 4.52% (B), 08/01/2037	338,405	355,638

Total U.S. Government Agency Obligation (Cost $343,150)		355,638

	Shares	Value
OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (H)	19,045,930	19,045,930

Total Other Investment Company (Cost $19,045,930)		19,045,930

	Principal	Value
REPURCHASE AGREEMENT - 1.8%
Fixed Income Clearing Corp., 1.25% (H), dated 10/31/2018, to be repurchased at $49,902,035 on 11/01/2018. Collateralized by U.S. Government Obligations, 1.13%-2.75%, due 08/31/2021 - 09/15/2021, and with a total value of $50,902,386.	$ 49,900,302	49,900,302

Total Repurchase Agreement (Cost $49,900,302)		49,900,302

Total Investments (Cost $2,855,917,100)		2,828,435,487
Net Other Assets (Liabilities) - 0.1%		1,908,345

Net Assets - 100.0%		$ 2,830,343,832

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$503,404,560	$—	$503,404,560
Corporate Debt Securities	—	1,620,380,437	—	1,620,380,437
Foreign Government Obligations	—	12,263,827	—	12,263,827
Loan Assignment	—	13,190,681	—	13,190,681
Mortgage-Backed Securities	—	609,894,112	—	609,894,112
U.S. Government Agency Obligation	—	355,638	—	355,638
Other Investment Company	19,045,930	—	—	19,045,930
Repurchase Agreement	—	49,900,302	—	49,900,302

Total Investments	$19,045,930	$2,809,389,557	$—	$2,828,435,487

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $1,420,873,940, representing 50.2% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $18,650,606. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Illiquid security. At October 31, 2018, the value of such securities amounted to $10,000,000 or 0.4% of the Fund’s net assets.
(F)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the value of the Regulation S security is $10,084,042, representing 0.4% of the Fund’s net assets.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Rates disclosed reflect the yields at October 31, 2018.
(I)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Small Cap Core

(unaudited)

MARKET ENVIRONMENT

Volatility intensified as the period closed and a steep market pullback erased most of the earlier gains, leaving the Russell 2000® Index up just under two percent for the 12-month period ended on October 31, 2018. Small-cap stocks were in favor for much of the 12-month period in light of their largely domestic exposure, a positive characteristic following the U.S. corporate tax cut at the end of 2017 and, thereafter, amid worries about the effects of heightened protectionism on global trade. The perception that small caps provided safe haven from the broadened tariff activity dissipated along with the unfavorable market sentiment late in the fiscal year. This dynamic worsened as investors weighed potential impacts of rising interest rates and elevated cost pressures due to a tightening labor market and increasing commodity prices.

The market headwinds largely reflected future risks more so than current reality, as the economy remained in good shape throughout the 12-month period. The fiscal stimulus had the desired effect, and most companies reported double-digit, year-over-year earnings growth in the third quarter of 2018, even adjusting for the lower corporate tax rates. During the October sell-off, investors pondered how long the nearly decade-long expansion could last. This risk aversion pushed many economically-sensitive sectors of the Index into the red, including materials, energy and industrials.

For the full 12-month period, investors once again favored “growth” stocks, with the Russell 2000® Growth Index outperforming the Russell 2000® Value Index. However, amid the volatility and pullback late in the 12-month period, investors became more focused on fundamentals and valuation, which served as a tailwind for the Fund.

The outperformance of companies that are growing the fastest, losing money and trading at high valuations that has prevailed over the recent past is at odds with the historical record in our view, suggesting that the opposite characteristics are the recipe for long-term success. It is the long-term record that we find most credible and upon which our discipline is built.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Small Cap Core (Class R4) returned 2.27%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Russell 2000® Index and the S&P 500®, returned 1.85% and 7.35%, respectively.

STRATEGY REVIEW

Substantial academic and empirical research has shown the existence of a number of market anomalies that can be profitably exploited by a disciplined approach to security selection and portfolio construction. We continue to believe that the ultimate strength of the Fund’s strategy lies in our ability to produce a portfolio that, in aggregate, maintains objective and economically-meaningful exposures to the factors that our research has shown to be indicative of prospective outperformance.

The Fund outperformed the Russell 2000® Index despite the headwind from investors’ preference for growth stocks. For much of the period, companies trading at higher valuations with the fastest sales growth and those that were losing money substantially outperformed. This was a headwind, since our strategy generally favors companies that are profitable and trade at lower valuation levels. Late in the period, as investor preferences shifted, the Fund benefited and finished ahead of the Index. While earnings-based valuation metrics proved largely ineffective, our exposure to companies with higher free-cash-flow yields was beneficial to relative results. In addition, our stock selection in the consumer discretionary and health-care sectors added significant value, primarily as a result of our specialty retail and pharmaceutical holdings.

Eoin E. Middaugh, CFA

D. Kevin McCreesh, CFA

Co-Portfolio Managers

Systematic Financial Management L.P.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.5%
Other Investment Company	3.1
Repurchase Agreement	1.5
Net Other Assets (Liabilities)	(3.1)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Small Cap Core

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(3.37)%	N/A	0.11%	03/10/2017
Class A (NAV)	2.24%	N/A	3.62%	03/10/2017
Class C (POP)	0.42%	N/A	2.81%	03/10/2017
Class C (NAV)	1.40%	N/A	2.81%	03/10/2017
Class I (NAV)	2.38%	N/A	3.81%	03/10/2017
Class I2 (NAV)	2.63%	N/A	4.02%	03/10/2017
Class I3 (NAV)	2.57%	N/A	3.70%	03/10/2017
Class R (NAV)	2.12%	N/A	3.16%	03/10/2017
Class R4 (NAV)	2.27%	4.87%	10.74%	09/11/2000
Russell 2000® Index (A)	1.85%	8.01%	12.44%
S&P 500® (B)	7.35%	11.34%	13.24%
Class T1 (POP)	(0.19)%	N/A	0.61%	03/17/2017
Class T1 (NAV)	2.37%	N/A	2.20%	03/17/2017
Advisor Class (NAV)	2.46%	N/A	3.80%	03/10/2017

(A) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, I3, R, R4 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 98.5%
Air Freight & Logistics - 0.3%
Echo Global Logistics, Inc. (A)	23,025	$ 591,973

Auto Components - 0.2%
Modine Manufacturing Co. (A)	41,435	539,069

Banks - 8.6%
1st Source Corp.	11,170	520,410
Bancorp, Inc. (A)	64,250	674,625
Bank of Marin Bancorp	7,310	621,277
Bank of NT Butterfield & Son, Ltd.	14,495	584,004
Bank OZK	18,715	512,042
BankUnited, Inc.	17,935	593,649
Cadence BanCorp	25,980	573,119
Cathay General Bancorp	18,490	696,518
Central Pacific Financial Corp.	25,675	694,252
Community Trust Bancorp, Inc.	12,120	551,581
Customers Bancorp, Inc. (A)	29,965	613,983
Eagle Bancorp, Inc. (A)	12,470	613,150
Financial Institutions, Inc.	18,500	528,175
First Financial Corp.	11,760	539,314
First Internet Bancorp	19,785	509,859
First Merchants Corp.	15,995	665,552
First of Long Island Corp.	24,705	499,288
Franklin Financial Network, Inc. (A)	19,645	665,965
Great Southern Bancorp, Inc.	10,390	562,619
Hanmi Financial Corp.	29,045	609,364
Hilltop Holdings, Inc.	32,105	638,890
Hope Bancorp, Inc.	41,495	600,848
Independent Bank Corp.	25,695	568,630
Pacific City Financial Corp.	30,745	503,296
Peapack Gladstone Financial Corp.	18,685	504,308
Peoples Bancorp, Inc.	16,500	564,795
Preferred Bank	11,780	605,610
Prosperity Bancshares, Inc.	10,110	657,453
QCR Holdings, Inc.	14,715	536,067
RBB Bancorp	24,195	522,128
TCF Financial Corp.	30,025	626,922
Veritex Holdings, Inc. (A)	24,515	577,573

		18,735,266

Biotechnology - 2.1%
Acorda Therapeutics, Inc. (A)	37,355	713,854
AMAG Pharmaceuticals, Inc. (A)	30,615	658,222
Concert Pharmaceuticals, Inc. (A)	38,100	568,452
Emergent BioSolutions, Inc. (A)	11,015	674,008
Myriad Genetics, Inc. (A)	15,435	695,038
PDL BioPharma, Inc. (A)	268,820	669,362
United Therapeutics Corp. (A)	5,960	660,726

		4,639,662

Building Products - 0.5%
NCI Building Systems, Inc. (A)	49,790	609,928
Quanex Building Products Corp.	36,470	540,485

		1,150,413

Capital Markets - 1.8%
Artisan Partners Asset Management, Inc., Class A	23,875	654,414
Cowen, Inc. (A)	40,845	604,506
Legg Mason, Inc.	24,065	679,114
Stifel Financial Corp.	14,125	645,795

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
Virtus Investment Partners, Inc.	6,270	$ 622,862
Waddell & Reed Financial, Inc., Class A	37,610	717,223

		3,923,914

Chemicals - 1.3%
Kraton Corp. (A)	15,665	431,414
Methanex Corp.	8,800	569,624
Stepan Co.	8,410	694,582
Tredegar Corp.	35,530	660,858
Trinseo SA	8,885	478,724

		2,835,202

Commercial Services & Supplies - 2.5%
ACCO Brands Corp.	65,035	524,833
Brady Corp., Class A	16,770	675,663
Ennis, Inc.	29,315	567,538
Herman Miller, Inc.	19,140	630,663
Interface, Inc.	31,465	512,565
Pitney Bowes, Inc.	96,170	636,645
Quad/Graphics, Inc.	32,090	495,149
R.R. Donnelley & Sons Co.	148,366	870,909
SP Plus Corp. (A)	18,450	589,662

		5,503,627

Communications Equipment - 1.3%
ARRIS International PLC (A)	27,885	693,500
Ciena Corp. (A)	23,980	749,615
Comtech Telecommunications Corp.	21,410	597,767
Plantronics, Inc.	11,400	672,258

		2,713,140

Construction & Engineering - 1.1%
AECOM (A)	21,600	629,424
Aegion Corp. (A)	24,535	474,997
EMCOR Group, Inc.	9,855	699,508
Tutor Perini Corp. (A)	34,090	528,395

		2,332,324

Consumer Finance - 0.3%
Navient Corp.	53,465	619,125

Containers & Packaging - 0.8%
Greif, Inc., Class A	13,320	630,036
Myers Industries, Inc.	33,290	527,979
Owens-Illinois, Inc. (A)	37,310	584,648

		1,742,663

Diversified Consumer Services - 0.7%
American Public Education, Inc. (A)	21,420	701,076
K12, Inc. (A)	41,097	879,887

		1,580,963

Diversified Telecommunication Services - 0.3%
Vonage Holdings Corp. (A)	49,865	661,210

Electric Utilities - 0.7%
ALLETE, Inc.	9,515	704,110
Portland General Electric Co.	17,135	772,446

		1,476,556

Electrical Equipment - 0.3%
Regal Beloit Corp.	8,975	643,507

Electronic Equipment, Instruments & Components - 4.5%
Anixter International, Inc. (A)	10,580	695,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Avnet, Inc.	15,645	$ 626,895
Belden, Inc.	10,520	568,606
CTS Corp.	19,755	527,261
Electro Scientific Industries, Inc. (A) (B)	42,460	1,231,340
Fabrinet (A)	15,785	683,806
Hollysys Automation Technologies, Ltd.	35,095	674,526
Insight Enterprises, Inc. (A)	13,770	711,771
Jabil, Inc.	26,080	644,958
Plexus Corp. (A)	11,855	692,332
Sanmina Corp. (A)	23,995	607,074
Tech Data Corp. (A)	10,000	706,600
Vishay Intertechnology, Inc.	35,675	652,853
Vishay Precision Group, Inc. (A)	19,795	642,348

		9,665,370

Energy Equipment & Services - 1.6%
Helix Energy Solutions Group, Inc. (A)	71,935	612,886
Matrix Service Co. (A)	29,625	602,276
Noble Corp. PLC (A)	101,585	509,957
Precision Drilling Corp. (A) (B)	190,055	458,033
SEACOR Holdings, Inc. (A)	13,745	659,622
Unit Corp. (A)	27,646	639,452

		3,482,226

Entertainment - 0.4%
Cinemark Holdings, Inc.	18,490	768,629

Equity Real Estate Investment Trusts - 6.4%
Apple Hospitality REIT, Inc.	42,215	682,617
Braemar Hotels & Resorts, Inc.	57,210	608,714
CBL & Associates Properties, Inc. (B)	169,480	559,284
Chatham Lodging Trust	34,160	666,120
CoreCivic, Inc.	30,165	677,506
Franklin Street Properties Corp.	84,120	585,475
Government Properties Income Trust (B)	75,215	664,148
Hersha Hospitality Trust	33,405	586,592
Hospitality Properties Trust	25,735	659,331
Kite Realty Group Trust	44,155	699,415
MedEquities Realty Trust, Inc.	55,425	458,365
Medical Properties Trust, Inc.	52,275	776,807
Piedmont Office Realty Trust, Inc., Class A	38,165	687,733
Ramco-Gershenson Properties Trust	58,005	770,306
Retail Properties of America, Inc., Class A	59,235	726,814
RLJ Lodging Trust	34,815	676,804
Sabra Health Care REIT, Inc.	32,985	714,125
Select Income REIT	38,180	721,984
Senior Housing Properties Trust	40,235	646,576
Spirit Realty Capital, Inc.	90,530	707,945
Xenia Hotels & Resorts, Inc.	30,375	624,206

		13,900,867

Food & Staples Retailing - 1.2%
Natural Grocers by Vitamin Cottage, Inc. (A)	45,865	831,074
SpartanNash Co.	38,320	684,012
United Natural Foods, Inc. (A)	21,680	471,106
Weis Markets, Inc.	15,625	721,094

		2,707,286

Food Products - 1.4%
Cal-Maine Foods, Inc.	15,885	773,123
Dean Foods Co.	97,970	782,780

	Shares	Value
COMMON STOCKS (continued)
Food Products (continued)
Flowers Foods, Inc.	39,285	$ 758,593
TreeHouse Foods, Inc. (A)	14,160	645,130

		2,959,626

Gas Utilities - 0.3%
National Fuel Gas Co.	13,460	730,743

Health Care Equipment & Supplies - 3.7%
Accuray, Inc. (A)	154,325	692,919
AngioDynamics, Inc. (A)	33,535	685,120
Anika Therapeutics, Inc. (A)	17,280	617,933
CONMED Corp.	9,755	657,780
Haemonetics Corp. (A)	6,475	676,443
Hill-Rom Holdings, Inc.	7,830	658,346
Integer Holdings Corp. (A)	9,105	678,049
Masimo Corp. (A)	5,955	688,398
Meridian Bioscience, Inc.	46,455	753,036
Natus Medical, Inc. (A)	20,890	624,193
OraSure Technologies, Inc. (A)	41,760	580,464
Orthofix Medical, Inc. (A)	12,925	786,099

		8,098,780

Health Care Providers & Services - 6.9%
Acadia Healthcare Co., Inc. (A)	19,195	796,592
Addus HomeCare Corp. (A)	11,100	727,050
Amedisys, Inc. (A)	6,105	671,550
AMN Healthcare Services, Inc. (A)	12,350	625,157
Brookdale Senior Living, Inc. (A)	78,120	697,612
Chemed Corp.	2,267	689,916
Community Health Systems, Inc. (A) (B)	269,320	851,051
Cross Country Healthcare, Inc. (A)	73,635	650,197
Encompass Health Corp.	9,280	624,544
Ensign Group, Inc.	19,725	730,614
Magellan Health, Inc. (A)	10,065	654,829
MEDNAX, Inc. (A)	16,965	700,485
Molina Healthcare, Inc. (A)	5,445	690,263
National HealthCare Corp.	8,630	686,344
Owens & Minor, Inc.	42,475	335,552
Patterson Cos., Inc.	32,405	731,705
Premier, Inc., Class A (A)	15,750	708,750
Providence Service Corp. (A)	9,975	659,248
Tenet Healthcare Corp. (A)	25,700	661,261
Tivity Health, Inc. (A)	21,095	725,879
Triple-S Management Corp., Class B (A)	33,252	570,604
US Physical Therapy, Inc.	6,515	700,493

		14,889,696

Health Care Technology - 1.1%
Allscripts Healthcare Solutions, Inc. (A)	51,425	612,472
Computer Programs & Systems, Inc. (B)	27,215	680,375
HealthStream, Inc.	23,150	609,076
NextGen Healthcare, Inc. (A)	33,650	497,011

		2,398,934

Hotels, Restaurants & Leisure - 0.6%
Brinker International, Inc.	15,315	663,905
Red Robin Gourmet Burgers, Inc. (A)	18,520	559,304

		1,223,209

Household Durables - 0.6%
Ethan Allen Interiors, Inc.	31,035	594,010
ZAGG, Inc. (A)	53,845	652,063

		1,246,073

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Insurance - 1.6%
Ambac Financial Group, Inc. (A)	35,170	$ 723,799
Assured Guaranty, Ltd.	18,315	732,234
CNO Financial Group, Inc.	34,075	644,017
Genworth Financial, Inc., Class A (A)	159,015	680,584
Third Point Reinsurance, Ltd. (A)	53,188	588,259

		3,368,893

Interactive Media & Services - 0.6%
DHI Group, Inc. (A)	308,240	514,761
QuinStreet, Inc. (A)	52,070	827,913

		1,342,674

Internet & Direct Marketing Retail - 0.2%
Points International, Ltd. (A)	42,625	531,107

IT Services - 3.5%
CACI International, Inc., Class A (A)	4,090	729,901
Cardtronics PLC, Class A (A)	20,025	543,879
Conduent, Inc. (A)	35,565	679,291
CSG Systems International, Inc.	18,788	659,459
EVERTEC, Inc.	30,645	799,222
MAXIMUS, Inc.	11,560	751,053
NIC, Inc.	46,115	613,791
Perficient, Inc. (A)	27,145	679,168
Sykes Enterprises, Inc. (A)	24,543	752,734
Teradata Corp. (A)	17,085	621,894
Unisys Corp. (A) (B)	36,145	665,429

		7,495,821

Life Sciences Tools & Services - 1.8%
Bruker Corp.	22,835	715,421
Cambrex Corp. (A)	11,845	631,220
Charles River Laboratories International, Inc. (A)	5,420	660,264
ICON PLC (A)	4,735	653,809
Luminex Corp.	25,265	726,874
Medpace Holdings, Inc. (A)	11,765	612,956

		4,000,544

Machinery - 3.4%
AGCO Corp.	11,690	655,108
Colfax Corp. (A)	19,835	555,975
Commercial Vehicle Group, Inc. (A)	66,234	443,105
EnPro Industries, Inc.	10,165	632,263
Global Brass & Copper Holdings, Inc.	20,310	642,202
Hyster-Yale Materials Handling, Inc.	11,370	687,317
Meritor, Inc. (A)	35,515	603,400
Rexnord Corp. (A)	23,015	617,032
Terex Corp.	17,955	599,517
Timken Co.	14,510	573,871
Titan International, Inc.	94,080	664,205
TriMas Corp. (A)	25,020	736,839

		7,410,834

Marine - 0.5%
Costamare, Inc.	119,970	635,841
Genco Shipping & Trading, Ltd. (A)	49,450	544,939

		1,180,780

Media - 0.9%
Gannett Co., Inc.	70,805	686,808
John Wiley & Sons, Inc., Class A	12,045	653,321
MSG Networks, Inc., Class A (A)	27,265	696,621

		2,036,750

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining - 1.8%
Hudbay Minerals, Inc. (B)	142,315	$ 556,452
Kaiser Aluminum Corp.	6,530	622,766
Materion Corp.	12,115	688,495
Schnitzer Steel Industries, Inc., Class A	25,970	698,593
SunCoke Energy, Inc. (A)	61,615	690,088
U.S. Steel Corp.	24,975	662,587

		3,918,981

Mortgage Real Estate Investment Trusts - 0.3%
Dynex Capital, Inc.	118,015	683,307

Multi-Utilities - 1.0%
Black Hills Corp.	12,555	747,023
MDU Resources Group, Inc.	25,250	630,240
NorthWestern Corp.	12,665	744,195

		2,121,458

Oil, Gas & Consumable Fuels - 4.9%
Arch Coal, Inc., Class A	8,530	818,027
Cloud Peak Energy, Inc. (A)	251,955	430,843
Cosan, Ltd., Class A	100,250	837,088
Green Plains, Inc.	42,005	715,765
Gulfport Energy Corp. (A)	61,030	555,983
Halcon Resources Corp. (A) (B)	159,520	529,606
Laredo Petroleum, Inc. (A)	90,230	472,805
Murphy Oil Corp.	21,105	672,405
Overseas Shipholding Group, Inc., Class A (A)	162,055	508,853
Pacific Ethanol, Inc. (A)	275,265	451,435
PBF Energy, Inc., Class A	13,620	569,997
Peabody Energy Corp.	20,140	713,963
Renewable Energy Group, Inc. (A)	25,615	796,114
SM Energy Co.	21,795	530,490
Southwestern Energy Co. (A)	138,820	741,299
VAALCO Energy, Inc. (A)	212,125	420,008
World Fuel Services Corp.	25,380	812,160

		10,576,841

Paper & Forest Products - 2.0%
Boise Cascade Co.	20,840	641,664
Domtar Corp.	15,335	710,164
Louisiana-Pacific Corp.	25,555	556,332
Mercer International, Inc.	40,685	618,819
Resolute Forest Products, Inc. (A)	52,750	594,493
Schweitzer-Mauduit International, Inc.	18,920	603,926
Verso Corp., Class A (A)	21,920	616,171

		4,341,569

Personal Products - 1.3%
Edgewell Personal Care Co. (A)	14,220	682,275
Inter Parfums, Inc.	11,440	674,846
Medifast, Inc.	3,375	714,420
USANA Health Sciences, Inc. (A)	5,815	680,471

		2,752,012

Pharmaceuticals - 2.4%
Assertio Therapeutics, Inc. (A)	128,235	622,581
Bausch Health Cos., Inc. (A)	25,785	589,961
Endo International PLC (A)	41,620	705,043
Horizon Pharma PLC (A)	37,460	682,146
Innoviva, Inc. (A)	46,125	643,905
Mallinckrodt PLC (A)	21,250	532,525

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Prestige Consumer Healthcare, Inc. (A)	19,180	$ 693,549
Taro Pharmaceutical Industries, Ltd. (A)	6,545	651,293

		5,121,003

Professional Services - 1.9%
Heidrick & Struggles International, Inc.	22,990	793,385
Kelly Services, Inc., Class A	32,075	753,442
Kforce, Inc.	19,785	609,774
ManpowerGroup, Inc.	7,865	600,021
Navigant Consulting, Inc.	32,145	694,332
TrueBlue, Inc. (A)	26,905	627,693

		4,078,647

Road & Rail - 0.8%
ArcBest Corp.	15,786	585,976
USA Truck, Inc. (A)	29,580	581,839
YRC Worldwide, Inc. (A)	66,760	551,438

		1,719,253

Semiconductors & Semiconductor Equipment - 2.6%
Amkor Technology, Inc. (A)	89,150	637,422
Cirrus Logic, Inc. (A)	18,200	681,408
Cohu, Inc.	28,990	602,992
Diodes, Inc. (A)	20,105	606,970
Kulicke & Soffa Industries, Inc.	30,805	626,266
Mellanox Technologies, Ltd. (A)	9,395	795,663
MKS Instruments, Inc.	8,895	655,473
Nanometrics, Inc. (A)	17,720	568,103
Synaptics, Inc. (A)	15,025	564,038

		5,738,335

Software - 0.3%
Progress Software Corp.	18,585	597,322

Specialty Retail - 6.5%
Aaron’s, Inc.	10,855	511,596
Abercrombie & Fitch Co., Class A	29,125	573,763
American Eagle Outfitters, Inc.	22,300	514,238
Ascena Retail Group, Inc. (A)	130,485	502,367
Bed Bath & Beyond, Inc. (B)	42,200	579,828
Caleres, Inc.	17,710	605,682
Cato Corp., Class A	32,840	633,155
Chico’s FAS, Inc.	64,270	492,951
Dick’s Sporting Goods, Inc.	16,690	590,325
DSW, Inc., Class A	17,785	472,192
Express, Inc. (A)	61,455	541,419
Foot Locker, Inc.	11,600	546,824
Genesco, Inc. (A)	13,805	590,716
Guess?, Inc.	26,600	564,984
Haverty Furniture Cos., Inc.	29,795	604,243
Hibbett Sports, Inc. (A) (B)	32,660	570,570
Sally Beauty Holdings, Inc. (A)	34,410	612,842
Shoe Carnival, Inc. (B)	15,980	650,865
Signet Jewelers, Ltd.	10,350	580,118
Tailored Brands, Inc.	29,220	613,912
Tilly’s, Inc., A Shares	33,210	589,145
Urban Outfitters, Inc. (A)	14,030	553,624
Vitamin Shoppe, Inc. (A)	63,195	491,025
Williams-Sonoma, Inc. (B)	8,920	529,670
Zumiez, Inc. (A)	21,455	499,043

		14,015,097

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 1.2%
Electronics For Imaging, Inc. (A)	22,170	$ 675,076
Immersion Corp. (A)	65,005	650,700
NCR Corp. (A)	23,310	625,874
Stratasys, Ltd. (A)	30,275	577,042

		2,528,692

Textiles, Apparel & Luxury Goods - 2.0%
Crocs, Inc. (A)	36,733	754,496
Deckers Outdoor Corp. (A)	6,485	824,697
Fossil Group, Inc. (A)	34,560	750,298
Movado Group, Inc.	18,630	717,441
Ralph Lauren Corp.	5,480	710,263
Vera Bradley, Inc. (A)	43,950	579,700

		4,336,895

Thrifts & Mortgage Finance - 3.6%
Axos Financial, Inc. (A)	20,205	613,424
Dime Community Bancshares, Inc.	36,555	589,267
First Defiance Financial Corp.	18,645	507,517
Flagstar Bancorp, Inc. (A)	21,075	648,899
MGIC Investment Corp. (A)	55,235	674,419
Ocwen Financial Corp. (A)	167,435	586,022
Oritani Financial Corp.	44,895	655,916
PennyMac Financial Services, Inc.	28,945	578,611
Radian Group, Inc.	37,275	715,307
United Community Financial Corp.	59,410	543,602
United Financial Bancorp, Inc.	34,640	535,188
Walker & Dunlop, Inc.	12,795	536,878
Washington Federal, Inc.	21,700	611,072

		7,796,122

Trading Companies & Distributors - 1.2%
BMC Stock Holdings, Inc. (A)	39,170	655,706
Rush Enterprises, Inc., Class A	16,505	584,112
Veritiv Corp. (A)	19,880	662,799
WESCO International, Inc. (A)	12,425	623,486

		2,526,103

Wireless Telecommunication Services - 0.7%
Telephone & Data Systems, Inc.	24,980	770,134
U.S. Cellular Corp. (A)	17,355	829,048

		1,599,182

Total Common Stocks (Cost $219,981,180)		213,578,275

OTHER INVESTMENT COMPANY - 3.1%
Securities Lending Collateral - 3.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (C)	6,782,725	6,782,725

Total Other Investment Company (Cost $6,782,725)		6,782,725

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

Principal	Value
REPURCHASE AGREEMENT - 1.5%

Fixed Income Clearing Corp., 1.25% (C), dated 10/31/2018, to be repurchased at $3,277,591 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $3,344,152.

$ 3,277,477	$ 3,277,477

Total Repurchase Agreement (Cost $3,277,477)	3,277,477

Total Investments (Cost $230,041,382)	223,638,477
Net Other Assets (Liabilities) - (3.1)%	(6,749,384)

Net Assets - 100.0%	$ 216,889,093

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$213,578,275	$—	$—	$213,578,275
Other Investment Company	6,782,725	—	—	6,782,725
Repurchase Agreement	—	3,277,477	—	3,277,477

Total Investments	$220,361,000	$3,277,477	$—	$223,638,477

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,547,706. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Small Cap Growth

(unaudited)

MARKET ENVIRONMENT

Over much of the 12-month period ended on October 31, 2018, small-cap growth stocks outperformed the overall market due to a number of factors. First, small-cap companies were disproportionately benefiting from the tax cut passed in 2017. Second, economic growth in the U.S. was stronger than overseas and the rising dollar (since mid-April) hurt U.S. companies that export. Finally, small-cap companies were relatively insulated from developing global trade disputes. After 10 months of almost uninterrupted advances, volatility returned to the equity market in September and October, and small caps led the market lower.

The U.S. economy showed a mix of mid-cycle dynamics and late-cycle trends. As typical during a late-cycle phase, tighter employment markets pushed up wages and the U.S. Federal Reserve’s tightening of monetary policy flattened the yield curve. However, credit conditions were not yet restrictive. Moreover, the U.S. corporate backdrop remained strong, and pro-business policies helped boost earnings expectations. Lower tax burdens and access to offshore cash provided companies with additional spending capacity, which was being used on a variety of activities, including investor-friendly actions (buybacks, dividends and mergers/acquisitions) as well as direct boosts to the real economy (raising wages and capital expenditures). We continued to believe a maturing business cycle suggested caution rather than portending disaster.

The aggressive U.S. trade posture was becoming a major risk to the global economy. China and the U.S. are the most central economies in the highly-integrated global trade network. Plans by the U.S. to confront China’s trade and investment policies could ratchet up bilateral commercial tensions, thus complicating future global growth.

At period end, we believed global growth and inflation were firm enough to keep policy makers moving toward tighter monetary policy. We also expected a return to more normalized market volatility due to declining global economic momentum as risks to the monetary, political, and economic outlooks continued. With increased market volatility, we believed that higher-quality companies may outperform the overall market.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Small Cap Growth (Class A) returned 4.50%, excluding any sales charges. By comparison, its benchmark, the Russell 2000® Growth Index, returned 4.13%.

STRATEGY REVIEW

Performance in the benchmark was led by non-earning companies, particularly in technology and biotechnology. As a group, non-earning companies in the Russell 2000® Growth Index outperformed companies with earnings. Companies without earnings weren’t represented in the Fund, given our focus on high-quality, profitable businesses.

Despite our quality emphasis, the Fund outperformed its benchmark. From a sector perspective, materials/processing, energy and health care provided the strongest relative outperformance. Technology, financial services and producer durables were the three biggest relative detractors

Tabula Rasa HealthCare, Inc., a provider of medication management software, was the largest individual contributor. The company’s novel solution addresses a large unmet need for Medicare and Medicaid patients, in our view. We also think there is significant potential for broad application of Tabula Rasa HealthCare, Inc.’s technology, especially considering the shift in health care toward population health and precision medicine.

WageWorks, Inc., a provider of programs for employee spending-account benefits, was the largest detractor. Weakness was related to the company delaying the filing of its 2017 financials. The company announced it was making small changes to its 2016 financials and didn’t expect significant changes to its 2017 results. While this announcement helped alleviate some of our concerns, we believed it was prudent to hold the investment at a minimal position until the revised financials were filed.

W. Conrad Doenges

Andrew Hill

Joseph LaBate

Co-Portfolio Managers

Ranger Investment Management, L.P.

Asset Allocation	Percentage of Net Assets
Common Stocks	95.2%
Other Investment Company	7.2
Repurchase Agreement	4.5
Net Other Assets (Liabilities)	(6.9)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Small Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(1.23)%	7.76%	9.98%	08/31/2012
Class A (NAV)	4.50%	8.99%	10.99%	08/31/2012
Russell 2000® Growth Index (A)	4.13%	8.75%	13.06%
Class C (POP)	2.94%	8.21%	10.21%	08/31/2012
Class C (NAV)	3.87%	8.21%	10.21%	08/31/2012
Class I (NAV)	4.82%	9.25%	11.27%	08/31/2012
Class I2 (NAV)	5.06%	9.42%	11.42%	08/31/2012
Class I3 (NAV)	4.90%	N/A	10.07%	03/10/2017
Class R (NAV)	4.48%	N/A	9.52%	03/10/2017
Class R4 (NAV)	4.60%	N/A	9.79%	03/10/2017
Class R6 (NAV)	5.06%	N/A	12.24%	07/25/2016
Class T1 (POP)	2.00%	N/A	6.89%	03/17/2017
Class T1 (NAV)	4.66%	N/A	8.55%	03/17/2017
Advisor Class (NAV)	4.81%	N/A	9.18%	12/16/2016

(A) The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, I3, R, R4, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 95.2%
Aerospace & Defense - 1.9%
Mercury Systems, Inc. (A)	59,353	$ 2,781,282

Banks - 4.7%
Banc of California, Inc.	256,284	4,087,730
CenterState Bank Corp.	37,235	915,236
LegacyTexas Financial Group, Inc.	46,665	1,798,002

		6,800,968

Biotechnology - 2.7%
Repligen Corp. (A)	71,645	3,884,592

Building Products - 1.1%
Insteel Industries, Inc.	59,855	1,563,413

Chemicals - 1.7%
Quaker Chemical Corp.	13,700	2,464,630

Commercial Services & Supplies - 2.8%
Knoll, Inc.	205,295	4,075,106

Diversified Telecommunication Services - 2.5%
Cogent Communications Holdings, Inc.	69,640	3,619,887

Electronic Equipment, Instruments & Components - 1.5%
Mesa Laboratories, Inc.	11,900	2,174,011

Food Products - 4.9%
Calavo Growers, Inc. (B)	49,475	4,799,075
J&J Snack Foods Corp.	14,295	2,232,307

		7,031,382

Health Care Equipment & Supplies - 7.4%
Cantel Medical Corp.	40,730	3,223,779
Heska Corp. (A)	20,457	2,050,201
LeMaitre Vascular, Inc.	66,930	1,787,031
Neogen Corp. (A)	23,608	1,433,478
Tactile Systems Technology, Inc. (A)	32,930	2,156,256

		10,650,745

Health Care Providers & Services - 2.3%
BioTelemetry, Inc. (A)	56,160	3,262,896

Health Care Technology - 3.8%
Medidata Solutions, Inc. (A)	39,295	2,762,438
Tabula Rasa HealthCare, Inc. (A)	36,283	2,680,588

		5,443,026

Hotels, Restaurants & Leisure - 2.4%
Sonic Corp.	80,763	3,495,423

Household Durables - 2.6%
Cavco Industries, Inc. (A)	11,320	2,270,905
TopBuild Corp. (A)	32,330	1,474,895

		3,745,800

IT Services - 6.6%
Evo Payments, Inc., Class A (A) (B)	83,587	1,984,355
MAXIMUS, Inc.	42,580	2,766,423
WNS Holdings, Ltd., ADR (A)	93,131	4,674,245

		9,425,023

Leisure Products - 1.1%
Malibu Boats, Inc., Class A (A)	39,361	1,582,312

Life Sciences Tools & Services - 7.8%
Cambrex Corp. (A)	76,150	4,058,033
NeoGenomics, Inc. (A)	116,380	2,146,047
PRA Health Sciences, Inc. (A)	52,295	5,065,817

		11,269,897

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 4.1%
Callon Petroleum Co. (A)	144,090	$ 1,436,577
WildHorse Resource Development Corp. (A) (B)	211,710	4,490,369

		5,926,946

Personal Products - 3.3%
Inter Parfums, Inc.	81,070	4,782,319

Pharmaceuticals - 1.6%
Supernus Pharmaceuticals, Inc. (A)	48,505	2,306,898

Professional Services - 1.1%
WageWorks, Inc. (A)	38,625	1,537,661

Road & Rail - 4.5%
Marten Transport, Ltd.	128,081	2,466,840
Saia, Inc. (A)	63,445	3,988,153

		6,454,993

Semiconductors & Semiconductor Equipment - 4.7%
Cabot Microelectronics Corp.	22,772	2,223,003
CEVA, Inc. (A)	35,166	866,490
Integrated Device Technology, Inc. (A)	30,810	1,442,216
Silicon Laboratories, Inc. (A)	26,500	2,160,545

		6,692,254

Software - 12.1%
Box, Inc., Class A (A)	84,051	1,512,918
Mimecast, Ltd. (A)	61,580	2,146,679
MINDBODY, Inc., Class A (A) (B)	109,900	3,499,216
Pegasystems, Inc.	116,152	6,216,455
Qualys, Inc. (A)	55,505	3,954,176

		17,329,444

Textiles, Apparel & Luxury Goods - 3.7%
Oxford Industries, Inc.	23,562	2,096,547
Steven Madden, Ltd.	104,444	3,265,964

		5,362,511

Thrifts & Mortgage Finance - 0.5%
LendingTree, Inc. (A) (B)	3,665	739,194

Trading Companies & Distributors - 1.8%
Beacon Roofing Supply, Inc. (A)	16,109	449,602
SiteOne Landscape Supply, Inc. (A)	31,768	2,161,495

		2,611,097

Total Common Stocks (Cost $110,833,160)		137,013,710

OTHER INVESTMENT COMPANY - 7.2%
Securities Lending Collateral - 7.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (C)	10,397,096	10,397,096

Total Other Investment Company (Cost $10,397,096)		10,397,096

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

Principal	Value
REPURCHASE AGREEMENT - 4.5%

Fixed Income Clearing Corp., 1.25% (C), dated 10/31/2018, to be repurchased at $6,537,031 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $6,669,222.

$ 6,536,804	$ 6,536,804

Total Repurchase Agreement (Cost $6,536,804)	6,536,804

Total Investments (Cost $127,767,060)	153,947,610
Net Other Assets (Liabilities) - (6.9)%	(9,974,381)

Net Assets - 100.0%	$ 143,973,229

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$137,013,710	$—	$—	$137,013,710
Other Investment Company	10,397,096	—	—	10,397,096
Repurchase Agreement	—	6,536,804	—	6,536,804

Total Investments	$147,410,806	$6,536,804	$—	$153,947,610

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,166,185. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Small Cap Value

(unaudited)

MARKET ENVIRONMENT

U.S. stock markets were generally strong over the 12-month period ended on October 31, 2018. Economic growth was not only solid, but rose above recent levels thanks, in part, to changes in tax policy. Wages finally began to rise and corporate profits were strong. Yet, interest rates, while rising, remained low and generally accommodative. Politics around trade were concerning to investors but did not overly affect markets.

In the small-universe, growth indexes led their value counterparts. From a sector standpoint, health care was the cap equity runaway winner, advancing more than twice the next closest sector. Energy and materials were among the weakest.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Small Cap Value (Class R4) returned -6.99%, excluding any sales charges. By comparison, its benchmark, the Russell 2000® Value Index, returned -0.59%.

STRATEGY REVIEW

The Fund underperformed its benchmark, driven by unfavorable stock selection and sector allocation decisions.

Our weakest sector for stock selection was financials, which was driven by regional banks. This group underwent a transition as a very long credit cycle shifted due to rising interest rates. Hanmi Financial Corp., a Los Angeles-based bank, detracted from performance due to a series of negative earnings announcements tied to rising deposit costs. Customers Bancorp, Inc. also detracted, partly due to rising deposit costs and a delay in the spinoff of its mobile banking division. Our stock selection within industrials was also weak, led lower by Builders FirstSource, Inc., a supplier to contractors in housing, and Rush Enterprises, Inc., a truck retailer.

Our strongest sector for stock selection was energy; most of our holdings either were flat or positive. Our stock selection in health care was also strong, especially in biotechnology, driven by Emergent Biosolutions, Inc., which manufactures countermeasures to biological and chemical threats, and Repligen Corp., a processor of biological compounds.

James W. Gaul, CFA

David Hanna

Douglas A. Riley, CFA

Michael J. Vogelzang, CFA

Co-Portfolio Managers

Boston Advisors, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	88.7%
Investment Companies	6.9
Repurchase Agreement	2.3
Master Limited Partnership	2.0
Net Other Assets (Liabilities)	0.1
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(12.19)%	N/A	(3.54)%	04/21/2017
Class A (NAV)	(7.12)%	N/A	0.06%	04/21/2017
Class C (POP)	(8.76)%	N/A	(0.73)%	04/21/2017
Class C (NAV)	(7.88)%	N/A	(0.73)%	04/21/2017
Class I (NAV)	(6.86)%	N/A	0.32%	04/21/2017
Class I2 (NAV)	(6.81)%	N/A	0.35%	04/21/2017
Class I3 (NAV)	(6.78)%	N/A	0.49%	04/21/2017
Class R (NAV)	(7.25)%	N/A	(0.06)%	04/21/2017
Class R4 (NAV)	(6.99)%	4.36%	10.08%	01/23/2003
Russell 2000® Value Index (A)	(0.59)%	7.18%	10.95%
Class R6 (NAV)	(6.85)%	N/A	0.35%	04/21/2017
Class T1 (POP)	(9.41)%	N/A	(1.52)%	04/21/2017
Class T1 (NAV)	(7.06)%	N/A	0.10%	04/21/2017
Advisor Class (NAV)	(6.96)%	N/A	0.27%	04/21/2017

(A) The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, I3, R, R4, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 88.7%
Auto Components - 1.5%
American Axle & Manufacturing Holdings, Inc. (A)	244,340	$ 3,706,638

Banks - 15.9%
Associated Banc-Corp.	169,405	3,926,808
Brookline Bancorp, Inc.	234,070	3,628,085
Cathay General Bancorp	127,395	4,798,970
Eagle Bancorp, Inc. (A)	56,270	2,766,796
Hancock Whitney Corp.	98,300	4,124,668
Hanmi Financial Corp.	114,065	2,393,084
OFG Bancorp	268,150	4,582,683
TCF Financial Corp.	194,560	4,062,413
TriState Capital Holdings, Inc. (A)	153,119	3,861,661
United Community Banks, Inc.	156,405	3,889,792
Veritex Holdings, Inc. (A)	93,080	2,192,965

		40,227,925

Biotechnology - 3.1%
Emergent BioSolutions, Inc. (A)	77,890	4,766,089
Repligen Corp. (A)	58,930	3,195,185

		7,961,274

Capital Markets - 2.6%
Evercore, Inc., Class A	38,865	3,174,882
Moelis & Co., Class A	81,920	3,306,291

		6,481,173

Chemicals - 1.1%
Ferro Corp. (A)	165,520	2,803,909

Commercial Services & Supplies - 1.4%
McGrath RentCorp	64,890	3,464,477

Diversified Consumer Services - 1.3%
Weight Watchers International, Inc. (A)	48,585	3,211,468

Diversified Financial Services - 1.2%
On Deck Capital, Inc. (A)	440,170	3,037,173

Electric Utilities - 2.1%
Portland General Electric Co.	120,605	5,436,873

Electronic Equipment, Instruments & Components - 3.6%
Electro Scientific Industries, Inc. (A)	197,300	5,721,700
Vishay Intertechnology, Inc.	181,065	3,313,489

		9,035,189

Energy Equipment & Services - 4.1%
McDermott International, Inc. (A)	181,119	1,400,050
ProPetro Holding Corp. (A)	258,320	4,559,348
Unit Corp. (A)	188,970	4,370,876

		10,330,274

Equity Real Estate Investment Trusts - 9.4%
National Storage Affiliates Trust	188,890	5,030,141
Senior Housing Properties Trust	307,440	4,940,561
Spirit Realty Capital, Inc.	548,810	4,291,694
STAG Industrial, Inc.	204,600	5,413,716
Xenia Hotels & Resorts, Inc.	206,110	4,235,560

		23,911,672

Food Products - 1.6%
Darling Ingredients, Inc. (A)	201,590	4,164,849

Gas Utilities - 2.1%
Southwest Gas Holdings, Inc.	67,125	5,186,749

	Shares	Value
COMMON STOCKS (continued)
Health Care Technology - 1.5%
Allscripts Healthcare Solutions, Inc. (A)	326,420	$ 3,887,662

Hotels, Restaurants & Leisure - 1.3%
Boyd Gaming Corp.	124,030	3,294,237

Household Products - 1.1%
Central Garden & Pet Co., Class A (A)	95,164	2,821,613

Insurance - 3.7%
Assured Guaranty, Ltd.	113,790	4,549,324
CNO Financial Group, Inc.	248,485	4,696,367

		9,245,691

IT Services - 1.7%
CACI International, Inc., Class A (A)	24,480	4,368,701

Leisure Products - 3.9%
Callaway Golf Co.	186,585	3,992,919
Johnson Outdoors, Inc., Class A	36,670	2,761,618
Malibu Boats, Inc., Class A (A)	76,830	3,088,566

		9,843,103

Machinery - 3.0%
Briggs & Stratton Corp.	215,610	3,132,813
Harsco Corp. (A)	163,715	4,497,251

		7,630,064

Metals & Mining - 1.6%
Allegheny Technologies, Inc. (A)	157,980	4,090,102

Oil, Gas & Consumable Fuels - 3.1%
Delek US Holdings, Inc.	71,850	2,638,332
Enerplus Corp.	342,740	3,184,055
Gulfport Energy Corp. (A)	220,995	2,013,264

		7,835,651

Paper & Forest Products - 1.1%
Louisiana-Pacific Corp.	131,380	2,860,143

Pharmaceuticals - 1.4%
Supernus Pharmaceuticals, Inc. (A)	76,430	3,635,011

Road & Rail - 1.4%
Ryder System, Inc.	62,840	3,475,680

Semiconductors & Semiconductor Equipment - 1.0%
Cohu, Inc.	118,495	2,464,696

Software - 2.9%
Hortonworks, Inc. (A)	167,250	2,987,085
Upland Software, Inc. (A)	136,035	4,290,544

		7,277,629

Specialty Retail - 3.0%
Children’s Place, Inc.	31,150	4,653,810
Sleep Number Corp. (A)	80,030	2,910,691

		7,564,501

Thrifts & Mortgage Finance - 3.3%
Essent Group, Ltd. (A)	95,230	3,753,967
Washington Federal, Inc.	165,550	4,661,888

		8,415,855

Trading Companies & Distributors - 2.7%
H&E Equipment Services, Inc.	97,780	2,355,520
Triton International, Ltd.	139,250	4,479,673

		6,835,193

Total Common Stocks (Cost $217,730,081)		224,505,175

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
INVESTMENT COMPANIES - 6.9%
U.S. Equity Funds - 6.9%
First Trust NASDAQ ABA Community Bank Index Fund	51,790	$ 2,511,815
Invesco KBW Premium Yield Equity REIT ETF	155,835	4,877,635
iShares Russell 2000 Value ETF	83,625	10,131,169

Total Investment Companies (Cost $18,110,417)		17,520,619

MASTER LIMITED PARTNERSHIP - 2.0%
Independent Power & Renewable Electricity Producers - 2.0%
NextEra Energy Partners, LP	112,860	5,138,516

Total Master Limited Partnership (Cost $4,480,784)		5,138,516

Principal	Value
REPURCHASE AGREEMENT - 2.3%

Fixed Income Clearing Corp., 1.25% (B), dated 10/31/2018, to be repurchased at $5,885,035 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $6,006,116.

$ 5,884,831	$ 5,884,831

Total Repurchase Agreement (Cost $5,884,831)	5,884,831

Total Investments (Cost $246,206,113)	253,049,141
Net Other Assets (Liabilities) - 0.1%	226,841

Net Assets - 100.0%	$ 253,275,982

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$224,505,175	$—	$—	$224,505,175
Investment Companies	17,520,619	—	—	17,520,619
Master Limited Partnership	5,138,516	—	—	5,138,516
Repurchase Agreement	—	5,884,831	—	5,884,831

Total Investments	$247,164,310	$5,884,831	$—	$253,049,141

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Small/Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

Systematic Financial Management, L.P.

Volatility intensified as the 12-month period closed and a steep market pullback erased most of the earlier gains, leaving the Russell 2000® Index up just under two percent for the 12-month period ended October 31, 2018. Small-cap stocks were in favor for much of the 12-month period in light of their largely domestic exposure, a positive characteristic following the U.S. corporate tax cut at the end of 2017 and, thereafter, amid worries about the effects of heightened protectionism on global trade. The perception that small caps provided safe haven from the broadened tariff activity dissipated along with the unfavorable market sentiment late in the fiscal year. This dynamic worsened as investors weighed potential impacts of rising interest rates and elevated cost pressures due to a tightening labor market and increasing commodity prices.

The market headwinds largely reflected future risks more than current reality, as the economy remained in good shape throughout the 12-month period. The fiscal stimulus had the desired effect, and most companies reported double-digit, year-over-year earnings growth in the third quarter of 2018, even adjusting for the lower corporate tax rates. During the October sell-off, investors pondered how long the nearly decade-long expansion could last. This risk aversion pushed many economically-sensitive sectors of the Index into the red, including materials, energy and industrials.

As the favorable effect of 2017’s fiscal stimulus waned and the specter of sustained and potentially heightened tariff activity loomed, the economy may well soften as cost pressures rise. As such, another low-return market environment could be ahead.

Thompson, Siegel & Walmsley

The market witnessed significantly more moderate returns in the Fund’s 2018 fiscal year relative to its 2017 fiscal year, when both domestic and international equity markets posted returns north of 20% in many asset classes. For the 12-month period ended on October 31, 2018, the market appeared to reset, with domestic indexes returning modest returns in the low-to-mid single digit range, with international equities and fixed income (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index) posting negative returns. There were two notable sell-offs due to concerns over higher inflation that could lead to expedited tightening by U.S. Federal Reserve, and more recent worries of the market reaching peak profit margins while potential growth challenges arose driven from a global trade war and wage inflation. After a period of investor complacency, measured by record low volatility in 2017, the market reset with an increase in volatility, although close to in-line with the long-term history.

Despite the late period noise and volatility, the U.S. economy appeared to be in good health, as gross domestic product growth remained strong and earnings were generally positive and relatively broad based. The environment, however, was certainly not without its risks. Namely, political uncertainty and trade tensions between the U.S. and other global participants continued to present noise and short-termism in the market. This may cause volatility and create opportunities as stock prices dislocate from intrinsic value.

The market continued to trade at an expensive multiple, which was further pronounced when comparing growth against value, as the historic premium growth garnered over value was well above long-term levels, indicating the relative attractiveness of the value style, in our view. We believe the market ultimately rewards fundamentals and valuation, providing a strong backdrop for active value managers going forward.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Small/Mid Cap Value (Class A) returned 2.25%, excluding any sales charges. By comparison, its benchmark, the Russell 2500™ Value Index, returned 0.27%.

STRATEGY REVIEW

Systematic Financial Management, L.P.

In the small-cap sleeve, Systematic generally invests in stocks of companies with small capitalizations that are attractively valued. Our security selection process generally favors companies with strong operating cash flow, healthy free cash flow, limited financial leverage and sturdy debt coverage.

The small-cap sleeve outperformed (gross of management fees) its Russell 2000 Value benchmark. On a relative basis, our strong stock selection offset an unfavorable sector allocation impact. Holdings in the consumer discretionary and health-care sectors were especially robust, and were moderately offset by underperformance in materials and financials. Negative sector allocation was widespread but minimal in most. One exception was information technology, where an overweight represented almost half of the negative contribution from sector allocation.

Transamerica Funds	Annual Report 2018

Transamerica Small/Mid Cap Value

(unaudited)

STRATEGY REVIEW (continued)

From a factor attribution standpoint, our focus on balance sheet quality and recurring cash flows positioned the sleeve well despite the volatile year. Avoidance of companies with poor interest coverage minimized our exposure to some of the worst areas of the small-cap universe. Additionally, high exposure to companies with healthy debt-to-equity ratios added materially compared to the Index, as companies with strong leverage ratios outperformed those without. The increase in both short- and long-term interest rates played no small role in this dynamic.

Thompson, Siegel & Walmsley

In the mid-cap sleeve, we seek to invest in companies we believe present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. Our process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.

The mid-cap sleeve outperformed its benchmark, the Russell MidCap Value Index, led by the consumer discretionary and financial services sectors. Within consumer discretionary, Discovery, Inc. had the largest impact, driven by heightened expectations around future synergies from its acquisition of Scripps Networks Interactive, as well as the potential for further media merger-and-acquisition activity following AT&T, Inc.’s successful acquisition of Time Warner Cable LLC. The Fund’s sleeve also benefitted from auto parts retailer, Advance Auto Parts, Inc. New management improved the business in a number of areas, such as supply chain management, which have helped propel the stock price higher. In financials, we benefited from positive stock selection across several industries including insurance and real estate investment trusts (REITs). At the stock level, Progressive Corp. and Uniti Group, Inc. were our top performers. Shares in insurance company Progressive Corp. moved higher on strength in personal lines as industry pricing improved, and top-line growth and underwriting margins continued to surprise to the upside. The company also added market share. Uniti Group, Inc., a telecom infrastructure REIT, had been pressured by financial difficulties facing the company’s largest tenant, Windstream Holdings, Inc. Shares lifted on positive news flow surrounding Windstream Holdings, Inc.‘s ongoing dispute with a creditor attempting to force the company into bankruptcy. We believed the market was pricing in a worst-case scenario on the impact from Windstream Holdings, Inc., and at the same time, ignored the continued build in infrastructure in fiber assets and towers.

Energy and health care weighed on relative performance. In energy, our underweight in oil-sensitive stocks, which rallied along with the improving price of oil, was the main detractor. Additionally, we were negatively impacted by natural gas producers Range Resources Corp. and Antero Resources Corp., which were pressured by the weakening of forward-looking natural gas prices. In health care, DENTSPLY SIRONA, Inc. was the largest detractor. An American dental consumables and equipment manufacturer, the company has been challenged from weakness in the dental industry, and merger synergies not meeting investor expectations. We continued to like the stock and believed these headwinds were not secular, and that the valuation gap will narrow as new management reduces meaningful costs.

Kenneth Burgess, CFA

Portfolio Manager

Systematic Financial Management, L.P.

Brett P. Hawkins, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	96.2%
Other Investment Company	2.3
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	0.4
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Small/Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(3.36)%	6.36%	13.05%	04/02/2001
Class A (NAV)	2.25%	7.57%	13.69%	04/02/2001
Russell 2500™ Value Index (A)	0.27%	7.17%	12.11%
Class B (POP)	(3.07)%	6.62%	13.06%	04/02/2001
Class B (NAV)	1.35%	6.75%	13.06%	04/02/2001
Class C (POP)	0.71%	6.86%	12.96%	11/11/2002
Class C (NAV)	1.60%	6.86%	12.96%	11/11/2002
Class I (NAV)	2.60%	7.95%	13.18%	11/30/2009
Class I2 (NAV)	2.72%	8.05%	14.26%	11/15/2005
Class R6 (NAV)	2.75%	N/A	7.51%	05/29/2015
Class T1 (POP)	(0.13)%	N/A	2.87%	03/17/2017
Class T1 (NAV)	2.44%	N/A	4.48%	03/17/2017
Advisor Class (NAV)	2.51%	N/A	6.09%	12/16/2016

(A) The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 96.2%
Aerospace & Defense - 1.0%
Aerojet Rocketdyne Holdings, Inc. (A)	86,000	$ 3,037,520
Cubic Corp.	27,000	1,771,470
Curtiss-Wright Corp.	16,350	1,789,671
Elbit Systems, Ltd. (B)	15,850	1,893,916

		8,492,577

Airlines - 1.8%
Alaska Air Group, Inc.	137,300	8,432,966
United Continental Holdings, Inc. (A)	73,300	6,267,883

		14,700,849

Auto Components - 0.8%
Dana, Inc.	84,000	1,307,880
Gentex Corp.	26,500	557,825
Stoneridge, Inc. (A)	89,700	2,279,277
Visteon Corp. (A)	27,800	2,197,312

		6,342,294

Banks - 6.6%
Bank of Princeton (A)	40,100	1,132,825
Berkshire Hills Bancorp, Inc.	113,131	3,775,182
CIT Group, Inc.	249,700	11,830,786
Evans Bancorp, Inc.	11,000	484,000
First Citizens BancShares, Inc., Class A	17,813	7,599,560
First Community Bankshares, Inc.	122,980	4,246,499
First Republic Bank	8,350	759,767
Hanmi Financial Corp.	84,900	1,781,202
Hilltop Holdings, Inc.	15,100	300,490
Hope Bancorp, Inc.	125,382	1,815,531
Lakeland Bancorp, Inc.	216,000	3,557,520
Sandy Spring Bancorp, Inc.	108,900	3,871,395
Sterling Bancorp	169,500	3,047,610
Umpqua Holdings Corp.	150,500	2,889,600
Union Bankshares Corp.	49,000	1,672,860
United Community Banks, Inc.	95,000	2,362,650
Washington Trust Bancorp, Inc.	34,871	1,790,626
Webster Financial Corp.	25,000	1,471,000

		54,389,103

Beverages - 1.3%
Molson Coors Brewing Co., Class B	171,800	10,995,200

Biotechnology - 0.6%
United Therapeutics Corp. (A)	40,900	4,534,174

Building Products - 1.3%
American Woodmark Corp. (A)	17,100	1,033,524
Continental Building Products, Inc. (A)	167,900	4,669,299
Gibraltar Industries, Inc. (A)	26,500	944,460
Insteel Industries, Inc.	22,000	574,640
JELD-WEN Holding, Inc. (A)	77,200	1,255,272
Masonite International Corp. (A)	16,700	925,013
PGT Innovations, Inc. (A)	68,500	1,387,810

		10,790,018

Capital Markets - 1.5%
E*TRADE Financial Corp.	99,600	4,922,232
Legg Mason, Inc.	72,200	2,037,484
Piper Jaffray Cos.	38,800	2,691,944
Stifel Financial Corp.	48,000	2,194,560
Waddell & Reed Financial, Inc., Class A	27,500	524,425

		12,370,645

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 1.6%
Chase Corp.	8,000	$ 862,720
Methanex Corp.	28,500	1,844,805
PPG Industries, Inc.	71,800	7,545,462
Trinseo SA	40,500	2,182,140
Venator Materials PLC (A)	98,600	666,536

		13,101,663

Commercial Services & Supplies - 1.4%
HNI Corp.	17,900	678,231
Knoll, Inc.	74,700	1,482,795
Stericycle, Inc. (A)	128,300	6,411,151
Tetra Tech, Inc.	44,200	2,918,968

		11,491,145

Communications Equipment - 1.7%
ARRIS International PLC (A)	299,006	7,436,279
KVH Industries, Inc. (A)	318,500	3,933,475
NETGEAR, Inc. (A)	42,650	2,366,222

		13,735,976

Construction & Engineering - 1.5%
Comfort Systems USA, Inc.	62,800	3,358,544
EMCOR Group, Inc.	50,300	3,570,294
Granite Construction, Inc.	50,500	2,308,860
KBR, Inc.	160,400	3,172,712

		12,410,410

Construction Materials - 0.2%
US Concrete, Inc. (A) (B)	49,400	1,612,416

Consumer Finance - 0.6%
Ally Financial, Inc.	191,300	4,860,933

Containers & Packaging - 0.6%
Ball Corp.	112,200	5,026,560

Distributors - 1.2%
LKQ Corp. (A)	347,800	9,484,506

Diversified Consumer Services - 0.1%
K12, Inc. (A)	26,300	563,083

Diversified Financial Services - 1.4%
Jefferies Financial Group, Inc.	378,100	8,117,807
Voya Financial, Inc.	75,776	3,315,958

		11,433,765

Electric Utilities - 4.4%
Alliant Energy Corp.	225,200	9,679,096
FirstEnergy Corp.	230,300	8,585,584
PG&E Corp. (A)	115,800	5,420,598
PPL Corp.	402,100	12,223,840

		35,909,118

Electrical Equipment - 0.5%
LSI Industries, Inc.	174,000	751,680
Regal Beloit Corp.	45,000	3,226,500

		3,978,180

Electronic Equipment, Instruments & Components - 2.2%
Belden, Inc.	29,300	1,583,665
Benchmark Electronics, Inc.	32,200	702,926
Coherent, Inc. (A)	7,800	960,492
Control4 Corp. (A)	149,100	4,162,872
Daktronics, Inc.	32,400	236,844
Electro Scientific Industries, Inc. (A) (B)	45,900	1,331,100

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Methode Electronics, Inc.	52,100	$ 1,542,160
Orbotech, Ltd. (A)	101,100	5,655,534
Vishay Intertechnology, Inc.	122,500	2,241,750

		18,417,343

Energy Equipment & Services - 0.2%
Helmerich & Payne, Inc.	31,250	1,946,563

Entertainment - 1.1%
Lions Gate Entertainment Corp., Class B	94,219	1,676,156
Viacom, Inc., Class B	232,309	7,429,242

		9,105,398

Equity Real Estate Investment Trusts - 8.1%
Apple Hospitality REIT, Inc.	62,800	1,015,476
Brandywine Realty Trust	152,000	2,137,120
Chatham Lodging Trust	13,500	263,250
Colony Capital, Inc.	1,561,600	9,166,592
Community Healthcare Trust, Inc.	128,500	3,819,020
DiamondRock Hospitality Co.	310,000	3,239,500
Gaming and Leisure Properties, Inc.	116,300	3,918,147
Iron Mountain, Inc.	195,400	5,981,194
JBG SMITH Properties	256,500	9,613,620
Lexington Realty Trust	328,500	2,552,445
Outfront Media, Inc.	73,000	1,293,560
Physicians Realty Trust	173,700	2,879,946
Piedmont Office Realty Trust, Inc., Class A	62,000	1,117,240
Sabra Health Care REIT, Inc.	126,500	2,738,725
Summit Hotel Properties, Inc.	275,500	3,173,760
Uniti Group, Inc. (A)	248,278	4,752,041
VEREIT, Inc.	1,308,100	9,588,373

		67,250,009

Food & Staples Retailing - 2.0%
Casey’s General Stores, Inc.	67,400	8,499,814
US Foods Holding Corp. (A)	266,900	7,785,473

		16,285,287

Food Products - 2.3%
General Mills, Inc.	55,400	2,426,520
J.M. Smucker, Co.	57,000	6,174,240
Kellogg Co.	101,500	6,646,220
Post Holdings, Inc. (A)	43,500	3,846,270

		19,093,250

Health Care Equipment & Supplies - 2.3%
DENTSPLY SIRONA, Inc.	206,500	7,151,095
Meridian Bioscience, Inc.	181,500	2,942,115
OraSure Technologies, Inc. (A)	89,600	1,245,440
Zimmer Biomet Holdings, Inc.	64,900	7,371,991

		18,710,641

Health Care Providers & Services - 3.5%
AmerisourceBergen Corp.	76,900	6,767,200
AMN Healthcare Services, Inc. (A)	34,500	1,746,390
Cardinal Health, Inc.	192,200	9,725,320
Cross Country Healthcare, Inc. (A)	124,900	1,102,867
Encompass Health Corp.	50,500	3,398,650
Laboratory Corp. of America Holdings (A)	40,400	6,486,220

		29,226,647

Health Care Technology - 0.2%
Omnicell, Inc. (A)	28,100	1,986,670

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 1.8%
Bloomin’ Brands, Inc.	48,900	$ 975,555
Caesars Entertainment Corp. (A) (B)	762,300	6,548,157
Churchill Downs, Inc.	10,200	2,546,022
Stars Group, Inc. (A)	231,400	4,806,178

		14,875,912

Household Durables - 1.2%
Helen of Troy, Ltd. (A)	25,000	3,103,000
La-Z-Boy, Inc.	66,000	1,834,800
Mohawk Industries, Inc. (A)	39,000	4,864,470

		9,802,270

Household Products - 0.3%
Spectrum Brands Holdings, Inc.	37,600	2,442,120

Independent Power & Renewable Electricity Producers - 0.7%
AES Corp.	409,300	5,967,594

Insurance - 8.6%
Alleghany Corp.	18,200	10,932,376
Allstate Corp.	40,300	3,857,516
Arch Capital Group, Ltd. (A)	282,400	8,011,688
Aspen Insurance Holdings, Ltd.	30,500	1,277,340
Fidelity National Financial, Inc.	235,800	7,887,510
Loews Corp.	205,200	9,554,112
Markel Corp. (A)	5,800	6,340,792
Selective Insurance Group, Inc.	81,450	5,282,032
United Fire Group, Inc.	90,318	4,861,818
Unum Group	67,200	2,436,672
Willis Towers Watson PLC	75,400	10,794,264

		71,236,120

Interactive Media & Services - 0.3%
IAC/InterActiveCorp (A)	13,100	2,575,329

Internet & Direct Marketing Retail - 0.9%
Liberty Expedia Holdings, Inc., Class A (A)	152,725	6,631,320
Nutrisystem, Inc.	17,500	622,300

		7,253,620

IT Services - 2.2%
Leidos Holdings, Inc.	181,000	11,725,180
MAXIMUS, Inc.	104,800	6,808,856

		18,534,036

Machinery - 2.2%
Altra Industrial Motion Corp.	52,700	1,700,629
Columbus McKinnon Corp.	69,592	2,556,114
Douglas Dynamics, Inc.	59,500	2,581,705
Gencor Industries, Inc. (A)	127,700	1,453,226
Mueller Industries, Inc.	81,300	1,979,655
Oshkosh Corp.	26,350	1,479,289
Terex Corp.	13,400	447,426
Trinity Industries, Inc.	133,600	3,814,280
Watts Water Technologies, Inc., Class A	34,500	2,416,725

		18,429,049

Media - 4.9%
AMC Networks, Inc., Class A (A) (B)	60,087	3,519,896
Discovery, Inc., Class C (A)	295,959	8,674,558
DISH Network Corp., Class A (A)	293,400	9,019,116
GCI Liberty, Inc., Class A (A)	79,800	3,776,934
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	95,273	3,931,917

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Media (continued)
MSG Networks, Inc., Class A (A)	185,300	$ 4,734,415
News Corp., Class A	540,500	7,129,195

		40,786,031

Metals & Mining - 0.7%
Commercial Metals Co.	126,000	2,401,560
Kaiser Aluminum Corp.	25,000	2,384,250
Schnitzer Steel Industries, Inc., Class A	27,500	739,750
TimkenSteel Corp. (A) (B)	52,300	608,249

		6,133,809

Mortgage Real Estate Investment Trusts - 1.4%
Annaly Capital Management, Inc.	1,169,942	11,547,328

Multi-Utilities - 0.5%
NorthWestern Corp.	75,000	4,407,000

Oil, Gas & Consumable Fuels - 3.8%
Antero Resources Corp. (A)	550,704	8,750,687
Callon Petroleum Co. (A)	204,000	2,033,880
Delek US Holdings, Inc.	38,596	1,417,245
Energen Corp. (A)	43,900	3,159,483
EQT Corp.	79,600	2,704,012
Gulfport Energy Corp. (A)	173,300	1,578,763
Magnolia Oil & Gas Corp. (A)	75,000	933,750
REX American Resources Corp. (A)	29,600	2,195,432
Williams Cos., Inc.	361,700	8,800,161

		31,573,413

Paper & Forest Products - 0.4%
Domtar Corp.	57,500	2,662,825
P.H. Glatfelter Co.	53,100	950,490

		3,613,315

Personal Products - 0.7%
Coty, Inc., Class A	575,200	6,068,360

Professional Services - 2.5%
ASGN, Inc. (A)	34,250	2,297,490
FTI Consulting, Inc. (A)	19,500	1,347,645
Heidrick & Struggles International, Inc.	82,800	2,857,428
ICF International, Inc.	46,050	3,391,122
ManpowerGroup, Inc.	68,500	5,225,865
Nielsen Holdings PLC	204,300	5,307,714

		20,427,264

Real Estate Management & Development - 0.2%
Newmark Group, Inc., Class A	198,500	1,933,390

Road & Rail - 0.2%
AMERCO	5,600	1,828,288

Semiconductors & Semiconductor Equipment - 2.5%
AXT, Inc. (A)	195,400	1,287,686
Brooks Automation, Inc.	52,000	1,613,560
Cohu, Inc.	185,749	3,863,579
Entegris, Inc.	82,000	2,176,280
MKS Instruments, Inc.	34,100	2,512,829
Qorvo, Inc. (A)	32,374	2,379,813
Silicon Motion Technology Corp., ADR	62,450	2,347,495
Universal Display Corp. (B)	32,700	4,022,427

		20,203,669

	Shares	Value
COMMON STOCKS (continued)
Software - 1.0%
CDK Global, Inc.	110,200	$ 6,307,848
TiVo Corp.	148,398	1,632,378

		7,940,226

Specialty Retail - 2.4%
Abercrombie & Fitch Co., Class A	109,200	2,151,240
American Eagle Outfitters, Inc.	207,500	4,784,950
Foot Locker, Inc.	154,700	7,292,558
Urban Outfitters, Inc. (A)	75,800	2,991,068
Williams-Sonoma, Inc. (B)	43,950	2,609,751

		19,829,567

Technology Hardware, Storage & Peripherals - 1.0%
NCR Corp. (A)	298,700	8,020,095

Textiles, Apparel & Luxury Goods - 1.0%
Deckers Outdoor Corp. (A)	19,900	2,530,683
Michael Kors Holdings, Ltd. (A)	57,500	3,186,075
Steven Madden, Ltd.	78,750	2,462,513

		8,179,271

Thrifts & Mortgage Finance - 1.7%
Dime Community Bancshares, Inc.	130,600	2,105,272
Oritani Financial Corp.	43,500	635,535
Provident Financial Services, Inc.	92,500	2,257,000
TrustCo Bank Corp.	167,500	1,254,575
United Financial Bancorp, Inc.	251,658	3,888,116
Washington Federal, Inc.	136,000	3,829,760

		13,970,258

Trading Companies & Distributors - 1.1%
AerCap Holdings NV (A)	176,500	8,839,120

Total Common Stocks (Cost $709,830,026)		794,660,877

OTHER INVESTMENT COMPANY - 2.3%
Securities Lending Collateral - 2.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (C)	18,641,814	18,641,814

Total Other Investment Company (Cost $18,641,814)		18,641,814

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 1.25% (C), dated 10/31/2018, to be repurchased at $8,811,866 on 11/01/2018. Collateralized by a U.S. Government Obligation, 2.88%, due 10/15/2021, and with a value of $8,991,065.	$ 8,811,560	8,811,560

Total Repurchase Agreement (Cost $8,811,560)		8,811,560

Total Investments (Cost $737,283,400)		822,114,251
Net Other Assets (Liabilities) - 0.4%		3,680,948

Net Assets - 100.0%		$ 825,795,199

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$794,660,877	$—	$—	$794,660,877
Other Investment Company	18,641,814	—	—	18,641,814
Repurchase Agreement	—	8,811,560	—	8,811,560

Total Investments	$813,302,691	$8,811,560	$—	$822,114,251

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $18,065,654. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Strategic High Income

(unaudited)

MARKET ENVIRONMENT

Interest rates generally moved higher throughout the fiscal year ended on October 31, 2018. A significant catalyst was the signing of President Trump’s Tax Cuts and Jobs Act in December, which cut corporate tax rates from 35% to 21% and bolstered prospects for an improving economy and expectations of higher inflation. The 10-year Treasury rate ended the fiscal year at 3.14%, approximately 76 basis points higher than the beginning of the fiscal year. Concurrent with steadily rising inflation expectations, the U.S Federal Reserve raised their Federal Funds target rate four times throughout the year while continuing to pare back the size of their balance sheet. On the geopolitical front, trade wars and tariffs took center stage during the second half of the year. Although volatile throughout the year, both equities and high yield credit were favorably impacted by a strengthening economy. Equity returns were solid with the S&P 500® returning 7.35%. The ICE BofAML US High Yield index and the ICE BofAML Fixed Rate Preferred index posted returns of 0.86% and -1.23%, respectively.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Strategic High Income (Class A) returned 3.11%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Strategic High Income Blended Benchmark, returned 7.35% and 4.61%, respectively.

STRATEGY REVIEW

The fund invests in a mix of common equities, high yield credit and preferred stocks to generate current income consistent with its primary objective as well as total return. The fund’s focus on higher quality high yield was a drag on performance as lower rated credit outperformed higher rated credit. The ICE BofAML US High Yield (CCC & Lower) returned 4.57% for the year compared to the ICE BofA Merrill Lynch High Yield (BB-B) index return of 0.34%. The portfolio’s preferred equity allocation detracted from total performance as the ICE BofAML Fixed Rate Preferred Securities index returned -1.23% for the year.

Within equity, consumer staples and technology sectors aided relative performance. In consumer staples, Marine Harvest ASA was the standout, benefitting from increasing salmon prices. In technology, Cisco Systems, Inc. increased on better than expected earnings and outlook.

The most notable detractors to relative performance among equites were within the producer durables and health care sectors. In producer durables, Macquarie Infrastructure Corp. declined after several customers failed to renew oil storage contracts causing management to cut its dividend by 30%. In health care, both the weighting and performance of AbbVie, Inc. detracted from relative performance after concerns grew regarding biosimilars competition on its top selling drug Humira.

William M. Bellamy, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	48.8%
Common Stocks	43.1
Preferred Stocks	4.3
Other Investment Company	3.4
Repurchase Agreement	1.6
Master Limited Partnerships	1.6
Net Other Assets (Liabilities)	(2.8)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Strategic High Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(2.58)%	4.51%	03/01/2014
Class A (NAV)	3.11%	5.77%	03/01/2014
S&P 500® (A)	7.35%	10.65%
Transamerica Strategic High Income Blended Benchmark (A) (B) (C)	4.61%	8.06%
Class C (POP)	1.25%	4.97%	03/01/2014
Class C (NAV)	2.24%	4.97%	03/01/2014
Class I (NAV)	3.27%	6.02%	03/01/2014
Class I2 (NAV)	3.45%	4.90%	03/01/2014
Class T1 (POP)	0.56%	4.39%	03/17/2017
Class T1 (NAV)	3.11%	6.01%	03/17/2017
Advisor Class (NAV)	3.38%	7.53%	12/16/2016

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Strategic High Income Blended Benchmark is composed of the following benchmarks: 60% S&P 500® and 40% ICE BofAML U.S. High Yield BB-B Rated Constrained.

(C) The ICE BofAML U.S. High Yield BB-B Rated Constrained tracks the performance of BB and B rated high yield bonds.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Investing in high-yield securities may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. Preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Transamerica Funds	Annual Report 2018

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 43.1%
Airlines - 1.5%
Delta Air Lines, Inc.	30,491	$ 1,668,772
Japan Airlines Co., Ltd.	21,066	747,657

		2,416,429

Auto Components - 0.4%
Lear Corp.	5,025	667,823

Banks - 3.8%
Citigroup, Inc.	22,500	1,472,850
JPMorgan Chase & Co.	27,250	2,970,795
PNC Financial Services Group, Inc.	12,000	1,541,880

		5,985,525

Beverages - 0.0% (A)
Thai Beverage PCL (B)	3	1

Biotechnology - 1.7%
AbbVie, Inc.	35,000	2,724,750

Chemicals - 0.9%
DowDuPont, Inc.	25,000	1,348,000

Communications Equipment - 1.0%
Cisco Systems, Inc.	34,000	1,555,500

Containers & Packaging - 1.4%
International Paper Co.	27,000	1,224,720
Packaging Corp. of America	10,000	918,100

		2,142,820

Diversified Telecommunication Services - 1.1%
HKT Trust & HKT, Ltd.	939,540	1,295,784
Verizon Communications, Inc.	8,000	456,720

		1,752,504

Electronic Equipment, Instruments & Components - 0.3%
Corning, Inc.	15,000	479,250

Equity Real Estate Investment Trusts - 1.0%
STORE Capital Corp.	54,008	1,567,852

Food & Staples Retailing - 0.4%
Wal-Mart de Mexico SAB de CV	275,930	705,540

Food Products - 1.5%
Marine Harvest ASA	100,000	2,421,029

Health Care Providers & Services - 1.0%
CVS Health Corp.	22,000	1,592,580

Hotels, Restaurants & Leisure - 1.5%
Carnival Corp.	25,000	1,401,000
Las Vegas Sands Corp.	18,500	944,055

		2,345,055

Household Durables - 0.4%
Whirlpool Corp.	6,000	658,560

Household Products - 0.8%
Procter & Gamble Co.	14,825	1,314,681

Insurance - 2.8%
Allstate Corp.	11,000	1,052,920
Fidelity National Financial, Inc.	25,000	836,250
MetLife, Inc.	23,000	947,370
Prudential Financial, Inc.	16,300	1,528,614

		4,365,154

Interactive Media & Services - 1.9%
Alphabet, Inc., Class C (C)	2,800	3,014,956

	Shares	Value
COMMON STOCKS (continued)
Media - 0.7%
Comcast Corp., Class A	27,500	$ 1,048,850

Mortgage Real Estate Investment Trusts - 1.0%
Starwood Property Trust, Inc.	70,000	1,520,400

Multi-Utilities - 0.8%
Dominion Energy, Inc.	17,500	1,249,850

Multiline Retail - 1.1%
Target Corp.	20,000	1,672,600

Oil, Gas & Consumable Fuels - 3.5%
BP PLC, ADR	40,000	1,734,800
Chevron Corp.	8,500	949,025
Exxon Mobil Corp.	20,000	1,593,600
Royal Dutch Shell PLC, Class B, ADR	18,575	1,220,563

		5,497,988

Pharmaceuticals - 2.9%
Johnson & Johnson	14,000	1,959,860
Merck & Co., Inc.	25,000	1,840,250
Pfizer, Inc.	20,000	861,200

		4,661,310

Road & Rail - 0.5%
Ryder System, Inc.	15,655	865,878

Semiconductors & Semiconductor Equipment - 1.6%
Intel Corp.	26,500	1,242,320
QUALCOMM, Inc.	20,000	1,257,800

		2,500,120

Software - 2.6%
Microsoft Corp.	38,750	4,138,888

Specialty Retail - 2.0%
Foot Locker, Inc.	23,050	1,086,577
Home Depot, Inc.	10,000	1,758,800
Lowe’s Cos., Inc.	4,000	380,880

		3,226,257

Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	21,500	4,705,490

Total Common Stocks (Cost $58,761,726)		68,145,640

PREFERRED STOCKS - 4.3%
Banks - 1.6%
Bank of America Corp., Series W, 6.63%	33,000	851,730
Citigroup, Inc., Series J, Fixed until 09/30/2023, 7.13% (D)	12,000	327,120
Wells Fargo & Co., Series R, Fixed until 03/15/2024, 6.63% (D)	50,000	1,375,500

		2,554,350

Equity Real Estate Investment Trusts - 0.4%
Colony Capital, Inc.
Series E, 8.75%	10,350	267,237
Series G, 7.50%	8,250	186,450
Digital Realty Trust, Inc., Series C, 6.63%	10,000	262,400

		716,087

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
PREFERRED STOCKS (continued)
Insurance - 1.0%
Kemper Corp., 7.38%	39,484	$ 1,010,790
Torchmark Corp., 6.13%	20,000	506,000

		1,516,790

Mortgage Real Estate Investment Trusts - 1.3%
AGNC Investment Corp., Series B, 7.75%	15,000	381,150
Annaly Capital Management, Inc., Series F, Fixed until 09/30/2022, 6.95% (D)	25,000	628,250
Two Harbors Investment Corp., Series B, Fixed until 07/27/2027, 7.63% (D)	39,800	982,264

		1,991,664

Total Preferred Stocks (Cost $6,851,472)		6,778,891

MASTER LIMITED PARTNERSHIPS - 1.6%
Capital Markets - 0.7%
AllianceBernstein Holding, LP	40,000	1,156,400

Oil, Gas & Consumable Fuels - 0.9%
Enterprise Products Partners, LP	20,260	543,373
Spectra Energy Partners, LP	25,000	862,500

		1,405,873

Total Master Limited Partnerships (Cost $2,410,825)		2,562,273

	Principal	Value
CORPORATE DEBT SECURITIES - 48.8%
Air Freight & Logistics - 0.3%
XPO Logistics, Inc. 6.13%, 09/01/2023 (E)	$ 500,000	512,100

Auto Components - 1.8%
American Axle & Manufacturing, Inc.
6.25%, 03/15/2026	500,000	472,500
6.63%, 10/15/2022	818,000	830,270
Cooper Tire & Rubber Co.
7.63%, 03/15/2027	79,000	84,727
8.00%, 12/15/2019	300,000	312,000
Dana, Inc. 6.00%, 09/15/2023	1,130,000	1,146,950

		2,846,447

Building Products - 1.2%
BMC East LLC 5.50%, 10/01/2024 (E)	2,000,000	1,875,000

Capital Markets - 1.1%
BCD Acquisition, Inc. 9.63%, 09/15/2023 (E)	1,565,000	1,651,075
MSCI, Inc. 5.75%, 08/15/2025 (E)	100,000	102,750

		1,753,825

Chemicals - 0.9%
Blue Cube Spinco LLC 9.75%, 10/15/2023	1,250,000	1,390,625

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 3.4%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, 04/01/2023 (B)	$ 1,000,000	$ 972,500
Cimpress NV 7.00%, 06/15/2026 (E)	1,500,000	1,498,125
FXI Holdings, Inc. 7.88%, 11/01/2024 (E)	1,250,000	1,165,625
Prime Security Services Borrower LLC / Prime Finance, Inc. 9.25%, 05/15/2023 (E)	1,216,000	1,284,947
Waste Pro USA, Inc. 5.50%, 02/15/2026 (E)	500,000	473,750

		5,394,947

Communications Equipment - 0.6%
CommScope Technologies LLC 6.00%, 06/15/2025 (E)	1,000,000	972,500

Construction & Engineering - 0.3%
New Enterprise Stone & Lime Co., Inc. 6.25%, 03/15/2026 (E)	200,000	195,000
Tutor Perini Corp. 6.88%, 05/01/2025 (B) (E)	250,000	250,313

		445,313

Construction Materials - 0.2%
US Concrete, Inc. 6.38%, 06/01/2024	305,000	284,031

Consumer Finance - 1.3%
Ally Financial, Inc. 8.00%, 03/15/2020	1,000,000	1,052,500
Navient Corp.
6.50%, 06/15/2022	500,000	508,750
7.25%, 01/25/2022, MTN	400,000	416,000

		1,977,250

Distributors - 0.9%
American Builders & Contractors Supply Co., Inc. 5.88%, 05/15/2026 (E)	1,500,000	1,455,000

Diversified Consumer Services - 1.8%
Carriage Services, Inc. 6.63%, 06/01/2026 (E)	805,000	807,012
Service Corp. International 5.38%, 05/15/2024	2,000,000	2,022,500

		2,829,512

Diversified Financial Services - 3.3%
Cornerstone Chemical Co. 6.75%, 08/15/2024 (E)	1,000,000	971,250
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
6.00%, 08/01/2020	1,965,000	1,982,194
6.25%, 02/01/2022	500,000	504,780
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.25%, 08/15/2024 (E)	1,250,000	1,221,875
Quicken Loans, Inc. 5.75%, 05/01/2025 (E)	550,000	530,062

		5,210,161

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 0.9%
Drax Finco PLC 6.63%, 11/01/2025 (E)	$ 1,000,000	$ 997,500
Vistra Operations Co. LLC 5.50%, 09/01/2026 (E)	500,000	492,500

		1,490,000

Energy Equipment & Services - 4.0%
Bristow Group, Inc. 8.75%, 03/01/2023 (B) (E)	1,500,000	1,413,750
Enviva Partners, LP / Enviva Partners Finance Corp. 8.50%, 11/01/2021	2,000,000	2,055,000
McDermott Technology Americas, Inc. / McDermott Technology US, Inc. 10.63%, 05/01/2024 (E)	500,000	453,750
Precision Drilling Corp. 7.13%, 01/15/2026 (E)	1,000,000	992,500
Rowan Cos., Inc. 7.38%, 06/15/2025 (B)	450,000	427,500
USA Compression Partners, LP / USA Compression Finance Corp. 6.88%, 04/01/2026 (E)	1,000,000	1,010,000

		6,352,500

Entertainment - 0.9%
Netflix, Inc. 5.88%, 02/15/2025	1,460,000	1,483,871

Equity Real Estate Investment Trusts - 1.2%
Equinix, Inc. 5.38%, 04/01/2023	1,000,000	1,015,000
Uniti Group, LP / Uniti Group Finance, Inc. 6.00%, 04/15/2023 (E)	1,000,000	960,000

		1,975,000

Food Products - 0.6%
Pilgrim’s Pride Corp. 5.75%, 03/15/2025 (E)	1,000,000	932,500

Health Care Providers & Services - 1.2%
HCA, Inc. 7.50%, 02/15/2022	1,200,000	1,302,000
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 05/01/2023 (E)	500,000	528,125

		1,830,125

Hotels, Restaurants & Leisure - 1.2%
Nathan’s Famous, Inc. 6.63%, 11/01/2025 (E)	2,000,000	1,975,000

Household Durables - 1.2%
Meritage Homes Corp. 7.15%, 04/15/2020	1,225,000	1,255,625
PulteGroup, Inc. 5.50%, 03/01/2026	625,000	612,500

		1,868,125

Household Products - 1.1%
Central Garden & Pet Co. 6.13%, 11/15/2023	1,700,000	1,729,750

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
IT Services - 1.0%
First Data Corp. 5.75%, 01/15/2024 (E)	$ 1,500,000	$ 1,509,375

Machinery - 2.1%
JB Poindexter & Co., Inc. 7.13%, 04/15/2026 (E)	250,000	257,500
Meritor, Inc. 6.25%, 02/15/2024 (B)	1,250,000	1,231,250
Mueller Industries, Inc. 6.00%, 03/01/2027	1,400,000	1,340,500
Wabash National Corp. 5.50%, 10/01/2025 (E)	500,000	450,000

		3,279,250

Marine - 0.5%
Tidewater, Inc. 8.00%, 08/01/2022	700,000	738,500

Media - 1.4%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%, 02/15/2023	1,000,000	995,000
Sirius XM Radio, Inc. 5.38%, 04/15/2025 (E)	1,250,000	1,238,281

		2,233,281

Metals & Mining - 0.6%
U.S. Steel Corp. 6.88%, 08/15/2025	1,000,000	980,000

Multiline Retail - 0.2%
Dillard’s, Inc. 7.88%, 01/01/2023	350,000	382,763

Oil, Gas & Consumable Fuels - 4.0%
Andeavor Logistics, LP / Tesoro Logistics Finance Corp.
6.25%, 10/15/2022	559,000	576,469
6.38%, 05/01/2024	450,000	475,650
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.63%, 07/15/2026 (E)	1,000,000	1,015,000
Cheniere Energy Partners, LP 5.63%, 10/01/2026 (E)	1,500,000	1,477,500
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.00%, 08/01/2024 (E)	300,000	300,750
HollyFrontier Corp. 5.88%, 04/01/2026	1,000,000	1,044,537
PBF Holding Co. LLC / PBF Finance Corp. 7.00%, 11/15/2023	1,000,000	1,033,900
Valero Energy Corp. 8.75%, 06/15/2030	300,000	392,537

		6,316,343

Paper & Forest Products - 0.4%
Louisiana-Pacific Corp. 4.88%, 09/15/2024	500,000	486,250
P.H. Glatfelter Co. 5.38%, 10/15/2020	175,000	174,125

		660,375

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals - 0.6%
Elanco Animal Health, Inc. 4.90%, 08/28/2028 (E)	$ 1,000,000	$ 987,884

Professional Services - 0.2%
AMN Healthcare, Inc. 5.13%, 10/01/2024 (E)	380,000	366,225

Real Estate Management & Development - 1.2%
Hunt Cos., Inc. 6.25%, 02/15/2026 (E)	1,000,000	922,500
WeWork Cos., Inc. 7.88%, 05/01/2025 (B) (E)	1,000,000	917,500

		1,840,000

Road & Rail - 0.9%
Fortress Transportation & Infrastructure Investors LLC 6.75%, 03/15/2022 (E)	1,415,000	1,446,838

Software - 0.8%
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. 6.00%, 07/15/2025 (E)	1,250,000	1,237,500

Specialty Retail - 2.7%
Foot Locker, Inc. 8.50%, 01/15/2022	1,438,000	1,617,750
L Brands, Inc.
6.88%, 11/01/2035	1,000,000	850,000
6.95%, 03/01/2033	400,000	315,200
Lithia Motors, Inc. 5.25%, 08/01/2025 (E)	1,000,000	942,500
Rent-A-Center, Inc. 6.63%, 11/15/2020 (B)	542,000	535,225

		4,260,675

Technology Hardware, Storage & Peripherals - 1.1%
Dell International LLC / EMC Corp. 8.10%, 07/15/2036 (E)	1,500,000	1,693,002

Textiles, Apparel & Luxury Goods - 0.1%
PVH Corp. 7.75%, 11/15/2023	100,000	113,300

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc. 7.00%, 03/15/2021	$ 262,000	$ 276,738

Trading Companies & Distributors - 0.6%
H&E Equipment Services, Inc. 5.63%, 09/01/2025	1,000,000	952,500

Wireless Telecommunication Services - 0.8%
Sprint Corp. 7.25%, 09/15/2021	1,250,000	1,306,250

Total Corporate Debt Securities (Cost $78,834,226)		77,164,381

	Shares	Value
OTHER INVESTMENT COMPANY - 3.4%
Securities Lending Collateral - 3.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (F)	5,466,956	5,466,956

Total Other Investment Company (Cost $5,466,956)		5,466,956

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp., 1.25% (F), dated 10/31/2018, to be repurchased at $2,586,460 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $2,638,111.	$ 2,586,370	2,586,370

Total Repurchase Agreement (Cost $2,586,370)		2,586,370

Total Investments (Cost $154,911,575)		162,704,511
Net Other Assets (Liabilities) - (2.8)%		(4,457,585)

Net Assets - 100.0%		$ 158,246,926

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$63,681,169	$4,464,471	$—	$68,145,640
Preferred Stocks	6,592,441	186,450	—	6,778,891
Master Limited Partnerships	2,562,273	—	—	2,562,273
Corporate Debt Securities	—	77,164,381	—	77,164,381
Other Investment Company	5,466,956	—	—	5,466,956
Repurchase Agreement	—	2,586,370	—	2,586,370

Total Investments	$78,302,839	$84,401,672	$—	$162,704,511

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,351,877. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Non-income producing security.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $39,484,364, representing 25.0% of the Fund’s net assets.
(F)	Rates disclosed reflect the yields at October 31, 2018.
(G)	There were no transfers in or out of Level 3 during the period ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

(unaudited)

MARKET ENVIRONMENT

Credit spreads generally performed well during the last two months of 2017 as the optimism around corporate earnings and a pro-reflationary rise in equities more than offset the impact of treasury rate concerns. In December, investors saw positive performance from credit-related asset classes as the market was able to easily absorb the passage of the GOP tax bill, a U.S. Federal Reserve (“Fed”) rate hike and multi-year highs in oil prices.

The first quarter of 2018 was a tale of two halves for credit markets. Spreads were continuing along their 2017 path tighter throughout most of January amid solid gains for equity markets and higher oil prices. However, enthusiasm began to wane towards the end of January and beginning of February as U.S. Treasury yields surged to reach the highest levels investors had seen since 2014. This continued as evidence of stronger global growth and wage gains led to concerns around inflation and the potential for a more accelerated pace of central bank policy tightening. In March, investors had to contend with a Fed rate hike, softer global growth data, negative headlines related to several large technology companies and the threat of an escalating trade war between the United States and China.

Continuing from March and throughout the second quarter of 2018, most topical were concerns related to U.S. trade policy and the potential impact on global growth expectations. On the central bank front, we saw a Federal Open Market Committee meeting that leaned slightly hawkish and the European Central Bank announced it would end its bond purchase program by the end of 2018. A lack of clarity on trade policy, a stronger dollar and concerns related to China’s growth prospects weighed most on emerging markets fixed income, leaving these assets as the clear underperformer.

Investors experienced a bit of reprieve in the third quarter amid a backdrop of optimism related to U.S. trade policy, easing pressure in select emerging markets, higher oil and other commodity prices and fresh record highs in U.S. equity markets. However, credit spreads came under pressure again in October amid a backdrop of sharply lower equity markets. Investors had to contend with data suggesting softening growth in Europe and emerging markets, Saudi Arabian-driven geopolitical concerns, Italy’s budget woes, and rising U.S. Treasury rates.

Overall for the fiscal year, treasury rates traded significantly higher amid a backdrop of stronger U.S. growth and a relatively hawkish Fed tone. Specifically, 5- and 10-year treasury rates traded approximately 96 and 76 basis points higher, respectively. In this environment, floating-rate securities generally outperformed. Longer duration assets, non-dollar bonds and securities tied to emerging economies generally underperformed.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Unconstrained Bond (Class I) returned -0.14%. By comparison, its benchmark, the ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index, returned 1.85%.

STRATEGY REVIEW

The Fund has both top-down and bottom-up elements to it. The global multi-asset team sets top-down targets across all fixed income asset classes with a forward-looking intermediate-term investment horizon of 9-18 months. These targets are expected to be reset 2-6 times per year depending upon the magnitude and frequency of changes in market conditions.

Once given these targets, the fixed income team has flexibility to make tactical adjustments depending on their bottom-up views of market sentiment, valuations and technicals given the backdrop of a shorter investment horizon. Finally, portfolio managers work with analysts in implementing bottom-up credit research and selecting individual issues for the portfolio.

The Fund underperformed the benchmark for the trailing one-year period. The Fund benefitted from a hedged duration profile, however, asset allocation detracted during the period. From an asset allocation standpoint, the Fund benefitted most from exposures to bank loans, investment grade corporate floating-rate bonds and collateralized loan obligation debt tranches. Meanwhile, the Fund was most negatively impacted by holdings in local and hard currency emerging markets sovereign debt.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

(unaudited)

STRATEGY REVIEW (continued)

Top holdings that had the greatest positive impact on the portfolio were short positions in the March and December 2018 10-year treasury futures contracts. Securities that had the largest negative impact were Argentinean and Indonesian sovereign bonds, both with maturities in 2028.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Roberto Coronado

Peter Hu, CFA

Michael J. Kelly, CFA

Steven Oh, CFA

Robert A. Vanden Assem, CFA

Co-Portfolio Managers

PineBridge Investments LLC

Fund Characteristics	Years
Average Maturity §	8.39
Duration †	2.27

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	1.0%
AAA	7.1
AA	3.6
A	13.2
BBB	26.1
BB	21.2
B	24.6
CCC and Below	1.6
Not Rated	5.0
Net Other Assets (Liabilities) ^	(3.4)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	10 Years or Since Inception Date of Class	Inception Date
Class I (NAV)	(0.14)%	2.98%	12/08/2014
ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index (A)	1.85%	0.94%
Class I2 (NAV)	(0.10)%	3.06%	12/08/2014
Advisor Class (NAV)	(0.13)%	3.33%	12/16/2016

(A) The ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in the Fund entails interest rate risk, pre-payment risk, and credit risk as well as additional risks in that it may invest in high-yield/non-investment grade bonds. The Fund may also invest in foreign securities, including emerging markets, which carry currency risk if denominated in non-dollar or non-USD and are difficult to trade during periods of stress. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Derivatives involve risks in addition to the risks of underlying securities, particularly counterparty and liquidity risk.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES - 17.2%
AIMCO CLO Trust
Series 2018-AA, Class B,
3-Month LIBOR + 1.40%, 3.85% (A), 04/17/2031 (B)	$ 500,000	$ 494,950
Series 2018-AA, Class D,
3-Month LIBOR + 2.55%, 5.00% (A), 04/17/2031 (B)	1,500,000	1,483,932
Ally Auto Receivables Trust Series 2018-2, Class A3, 2.92%, 11/15/2022	1,050,000	1,046,078
American Express Credit Account Master Trust
Series 2017-1, Class A,
1.93%, 09/15/2022	2,000,000	1,969,968
Series 2017-3, Class A,
1.77%, 11/15/2022	1,375,000	1,348,981
Series 2017-6, Class A,
2.04%, 05/15/2023	700,000	684,725
Series 2018-4, Class A,
2.99%, 12/15/2023	575,000	572,042
Series 2018-8, Class A,
3.18%, 04/15/2024	744,000	743,106
AmeriCredit Automobile Receivables Trust Series 2018-2, Class D, 4.01%, 07/18/2024	960,000	957,187
Ares XXXVII CLO, Ltd. Series 2015-4A, Class ER, 3-Month LIBOR + 7.27%, 9.71% (A), 10/15/2030 (B)	4,000,000	3,786,108
Avery Point VI CLO, Ltd. Series 2015-6A, Class F, 3-Month LIBOR + 6.80%, 9.14% (A), 08/05/2027 (B)	2,000,000	1,945,306
Avis Budget Rental Car Funding AESOP LLC Series 2015-1A, Class A, 2.50%, 07/20/2021 (B)	2,000,000	1,972,440
BA Credit Card Trust
Series 2017-A2, Class A2,
1.84%, 01/17/2023	2,000,000	1,954,214
Series 2018-A1, Class A1,
2.70%, 07/17/2023	2,000,000	1,979,238
Series 2018-A2, Class A2,
3.00%, 09/15/2023	910,000	905,344
BMW Vehicle Lease Trust Series 2017-2, Class A3, 2.07%, 10/20/2020	985,000	975,546
Capital One Multi-Asset Execution Trust Series 2017-A1, Class A1, 2.00%, 01/17/2023	1,788,000	1,761,464
Carlyle Global Market Strategies CLO, Ltd. Series 2013-3A, Class DR, 3-Month LIBOR + 5.50%, 7.94% (A), 10/15/2030 (B)	4,000,000	3,973,376
CarMax Auto Owner Trust
Series 2014-4, Class C,
2.44%, 11/16/2020	1,320,000	1,318,586
Series 2016-4, Class A4,
1.60%, 06/15/2022	1,724,000	1,674,537

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Carmax Auto Owner Trust (continued) Series 2018-4, Class A3, 3.36%, 09/15/2023	$ 570,000	$ 569,934
CBAM, Ltd. Series 2018-5A, Class B1, 3-Month LIBOR + 1.40%, 3.85% (A), 04/17/2031 (B)	1,250,000	1,235,995
Cedar Funding VII CLO, Ltd.
Series 2018-7A, Class C,
3-Month LIBOR + 1.75%, 4.22% (A), 01/20/2031 (B)	750,000	742,162
Series 2018-7A, Class D,
3-Month LIBOR + 2.55%, 5.02% (A), 01/20/2031 (B)	3,000,000	2,968,389
Chase Issuance Trust Series 2016-A4, Class A4, 1.49%, 07/15/2022	1,000,000	972,883
Citibank Credit Card Issuance Trust
Series 2017-A3, Class A3,
1.92%, 04/07/2022	1,862,000	1,830,456
Series 2018-A1, Class A1,
2.49%, 01/20/2023	1,200,000	1,181,629
Series 2018-A6, Class A6,
3.21%, 12/07/2024	1,600,000	1,591,414
Denali Capital CLO X LLC Series 2013-1A, Class B1LR, 3-Month LIBOR + 3.15%, 5.66% (A), 10/26/2027 (B)	4,000,000	4,002,844
Discover Card Execution Note Trust Series 2015-A4, Class A4, 2.19%, 04/17/2023	2,000,000	1,962,407
Elevation CLO, Ltd.
Series 2017-7A, Class D,
3-Month LIBOR + 2.90%, 5.34% (A), 07/15/2030 (B)	658,000	647,061
Series 2017-8A, Class D,
3-Month LIBOR + 2.87%, 5.36% (A), 10/25/2030 (B)	1,000,000	984,760
Series 2018-9A, Class E,
3-Month LIBOR + 6.30%, 8.52% (A), 07/15/2031 (B)	3,040,000	3,001,933
Elm CLO,Ltd. Series 2014-1A, Class CR, 3-Month LIBOR + 2.95%, 5.40% (A), 01/17/2029 (B)	740,000	742,754
Ford Credit Auto Owner Trust
Series 2016-A, Class A4,
1.60%, 06/15/2021	1,000,000	988,019
Series 2016-C, Class B,
1.73%, 03/15/2022	1,635,000	1,593,103
Ford Credit Auto Owner Trust / Ford Credit Series 2018-2, Class A, 3.47%, 01/15/2030 (B)	1,000,000	991,050
Ford Credit Floorplan Master Owner Trust Series 2017-3, Class A, 2.48%, 09/15/2024	1,750,000	1,687,670
GM Financial Consumer Automobile Receivables Trust Series 2017-3A, Class A4, 2.13%, 03/16/2023 (B)	300,000	291,521

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Greenwood Park CLO, Ltd. Series 2018-1A, Class E, 3-Month LIBOR + 4.95%, 7.39% (A), 04/15/2031 (B)	$ 1,500,000	$ 1,443,513
Hayfin Kingsland VIII, Ltd.
Series 2018-8A, Class A,
3-Month LIBOR + 1.12%, 3.59% (A), 04/20/2031 (B)	650,000	646,180
Series 2018-8A, Class B,
3-Month LIBOR + 1.48%, 3.95% (A), 04/20/2031 (B)	725,000	714,845
Honda Auto Receivables Owner Trust Series 2015-3, Class A4, 1.56%, 10/18/2021	1,244,521	1,242,430
Madison Park Funding XIII, Ltd. Series 2014-13A, Class ER, 3-Month LIBOR + 5.75%, 8.20% (A), 04/19/2030 (B)	1,500,000	1,501,647
Madison Park Funding XVII, Ltd. Series 2015-17A, Class FR, 3-Month LIBOR + 7.48%, 9.95% (A), 07/21/2030 (B)	2,400,000	2,383,783
Madison Park Funding XXX, Ltd.
Series 2018-30A, Class C,
3-Month LIBOR + 1.70%, 4.14% (A), 04/15/2029 (B)	475,000	471,054
Series 2018-30A, Class D,
3-Month LIBOR + 2.50%, 4.94% (A), 04/15/2029 (B)	2,700,000	2,674,525
Series 2018-30A, Class E,
3-Month LIBOR + 4.95%, 7.39% (A), 04/15/2029 (B)	2,000,000	1,948,200
Series 2018-30A, Class F,
3-Month LIBOR + 6.85%, 9.29% (A), 04/15/2029 (B)	2,000,000	1,927,616
Magnetite VII, Ltd. Series 2012-7A, Class ER2, 3-Month LIBOR + 6.50%, 8.94% (A), 01/15/2028 (B)	2,000,000	1,934,298
Magnetite VIII, Ltd. Series 2014-8A, Class FR2, 3-Month LIBOR + 7.44%, 9.88% (A), 04/15/2031 (B)	2,000,000	1,963,812
Mariner CLO 5, Ltd. Series 2018-5A, Class E, 3-Month LIBOR + 5.65%, 8.14% (A), 04/25/2031 (B)	4,000,000	3,921,256
Mariner CLO LLC Series 2015-1A, Class CR, 3-Month LIBOR + 2.50%, 4.97% (A), 04/20/2029 (B)	3,000,000	3,007,317
Mercedes-Benz Auto Receivables Trust Series 2016-1, Class A4, 1.46%, 12/15/2022	2,000,000	1,951,697
Nissan Auto Receivables Owner Trust
Series 2017-A, Class A3,
1.74%, 08/16/2021	2,040,000	2,016,797
Series 2017-C, Class A3,
2.12%, 04/18/2022	500,000	491,878

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Nissan Auto Receivables Owner Trust (continued)
Series 2018-A, Class A3,
2.65%, 05/16/2022	$ 2,000,000	$ 1,984,213
Octagon Investment Partners 18-R, Ltd. Series 2018-18A, Class E, 3-Month LIBOR + 8.25%, 10.69% (A), 04/16/2031 (B)	1,625,000	1,569,024
OHA Credit Partners, Ltd. Series 2015-12A, Class FR, 3-Month LIBOR + 7.68%, 10.16% (A), 07/23/2030 (B)	2,000,000	1,911,592
Post CLO, Ltd. Series 2018-1A, Class C, 3-Month LIBOR + 2.00%, 4.44% (A), 04/16/2031 (B)	3,075,000	3,030,391
Stewart Park CLO, Ltd. Series 2015-1A, Class ER, 3-Month LIBOR + 5.28%, 7.72% (A), 01/15/2030 (B)	3,500,000	3,449,026
Synchrony Credit Card Master Note Trust
Series 2016-2, Class A,
2.21%, 05/15/2024	2,000,000	1,945,118
Series 2016-3, Class B,
1.91%, 09/15/2022	1,900,000	1,879,579
TCW CLO, Ltd.
Series 2018-1A, Class D, 3-Month LIBOR + 2.91%, 5.40% (A), 04/25/2031 (B)	500,000	491,661
Series 2018-1A, Class E, 3-Month LIBOR + 6.05%, 8.54% (A), 04/25/2031 (B)	3,000,000	2,942,226
TICP CLO III, Ltd. Series 2018-3R, Class E, 3-Month LIBOR + 5.90%, 8.37% (A), 04/20/2028 (B)	3,000,000	2,986,398
TICP CLO, Ltd. Series 2016-5A, Class ER, 3-Month LIBOR + 5.75%, 8.20% (A), 07/17/2031 (B)	3,000,000	2,941,419
Toyota Auto Receivables Owner Trust Series 2018-C, Class A4, 3.13%, 02/15/2024	900,000	895,838
Verizon Owner Trust
Series 2017-3A, Class A1A,
2.06%, 04/20/2022 (B)	1,250,000	1,230,070
Series 2018-1A, Class C,
3.20%, 09/20/2022 (B)	1,200,000	1,187,854
Voya CLO, Ltd. Series 2018-1A, Class B, 3-Month LIBOR + 1.80%, 4.14% (A), 04/19/2031 (B)	750,000	742,081
World Financial Network Credit Card Master Trust Series 2017-C, Class A, 2.31%, 08/15/2024	1,850,000	1,812,242
York CLO-2, Ltd. Series 2015-1A, Class DR, 3-Month LIBOR + 2.60%, 5.07% (A), 01/22/2031 (B)	1,475,000	1,459,474

Total Asset-Backed Securities (Cost $123,477,316)		122,232,166

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES - 51.3%
Aerospace & Defense - 0.4%
General Dynamics Corp. 2.88%, 05/11/2020	$ 207,000	$ 206,236
Harris Corp.
2.70%, 04/27/2020	363,000	358,997
4.40%, 06/15/2028	302,000	301,943
L3 Technologies, Inc. 4.40%, 06/15/2028	116,000	115,825
Lockheed Martin Corp. 3.10%, 01/15/2023	1,191,000	1,165,991
Triumph Group, Inc. 4.88%, 04/01/2021	551,000	518,987
United Technologies Corp.
1.90%, 05/04/2020	397,000	388,606
3.95%, 08/16/2025	116,000	114,872

		3,171,457

Air Freight & Logistics - 0.0% (C)
FedEx Corp. 4.95%, 10/17/2048	106,000	103,040

Auto Components - 0.1%
Delphi Technologies PLC 5.00%, 10/01/2025 (B)	625,000	564,063
Toyota Industries Corp. 3.24%, 03/16/2023 (B)	484,000	474,223

		1,038,286

Banks - 13.7%
ADCB Finance Cayman, Ltd. 4.00%, 03/29/2023, MTN (D)	1,600,000	1,572,832
AIB Group PLC 4.75%, 10/12/2023 (B)	330,000	328,945
Associated Bank NA 3.50%, 08/13/2021	204,000	202,229
Australia & New Zealand Banking Group, Ltd. Fixed until 06/15/2026 (E), 6.75% (A) (B)	563,000	577,779
Banco Bilbao Vizcaya Argentaria SA Fixed until 11/16/2027 (E), 6.13% (A) (F)	1,200,000	1,033,500
Banco de Credito e Inversiones SA 3.50%, 10/12/2027 (D)	1,500,000	1,338,750
Bangkok Bank PCL 4.45%, 09/19/2028 (B)	1,400,000	1,396,836
Bank of America Corp.
2.63%, 04/19/2021, MTN	893,000	876,088
3-Month LIBOR + 0.38%, 2.86% (A), 01/23/2022	1,000,000	993,471
Fixed until 03/05/2023, 3.55% (A), 03/05/2024	143,000	140,331
3-Month LIBOR + 1.16%, 3.63% (A), 01/20/2023, MTN	2,000,000	2,031,272
Fixed until 07/23/2023, 3.86% (A), 07/23/2024, MTN	215,000	213,251
Bank of China, Ltd. 5.00%, 11/13/2024 (D)	1,300,000	1,323,525
BankUnited, Inc. 4.88%, 11/17/2025	193,000	194,957
Barclays PLC Fixed until 09/15/2023 (E), 7.75% (A)	3,150,000	3,142,755
BNP Paribas SA
3.80%, 01/10/2024 (B)	1,200,000	1,167,127

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
BNP Paribas SA (continued)
Fixed until 03/14/2022 (E), 6.75% (A) (B)	$ 3,305,000	$ 3,342,181
Fixed until 08/16/2028 (E), 7.00% (A) (B) (F)	1,410,000	1,388,850
Fixed until 03/30/2021 (E), 7.63% (A) (B)	400,000	415,500
Canadian Imperial Bank of Commerce 3-Month LIBOR + 0.32%, 2.87% (A), 02/02/2021	2,500,000	2,501,763
China Construction Bank Corp. Fixed until 05/13/2020, 3.88% (A), 05/13/2025 (D)	1,500,000	1,485,385
Citibank NA
2.13%, 10/20/2020	250,000	244,149
3-Month LIBOR + 0.26%, 2.60% (A), 09/18/2019	1,000,000	1,000,719
Citigroup, Inc.
3-Month LIBOR + 1.07%, 3.40% (A), 12/08/2021	1,000,000	1,015,720
3-Month LIBOR + 1.10%, 3.41% (A), 05/17/2024	505,000	508,018
3-Month LIBOR + 1.19%, 3.75% (A), 08/02/2021	1,000,000	1,016,600
Fixed until 06/01/2023, 4.04% (A), 06/01/2024	325,000	324,171
4.45%, 09/29/2027	98,000	95,368
Citizens Bank NA 2.25%, 03/02/2020	300,000	295,726
Credit Agricole SA
Fixed until 01/23/2024 (E), 7.88% (A) (B)	4,000,000	4,135,000
Fixed until 12/23/2025 (E), 8.13% (A) (B)	1,553,000	1,665,695
Danske Bank A/S 3.88%, 09/12/2023 (B)	200,000	194,451
Discover Bank 3.45%, 07/27/2026	825,000	759,206
Fifth Third Bancorp 2.88%, 07/27/2020	591,000	585,675
First Abu Dhabi Bank PJSC 3.00%, 03/30/2022, MTN (D)	1,300,000	1,259,700
First Horizon National Corp. 3.50%, 12/15/2020	323,000	322,811
HSBC Holdings PLC
Fixed until 09/12/2025, 4.29% (A), 09/12/2026	250,000	246,426
Fixed until 05/22/2027 (E), 6.00% (A)	1,770,000	1,628,400
Fixed until 03/23/2023 (E), 6.25% (A)	409,000	397,241
Fixed until 03/30/2025 (E), 6.38% (A)	3,000,000	2,913,750
Fixed until 03/23/2028 (E), 6.50% (A)	2,000,000	1,877,500
Huntington Bancshares, Inc. Fixed until 04/15/2023 (E), 5.70% (A)	126,000	123,480
ING Groep NV Fixed until 04/16/2025 (E), 6.50% (A) (F)	1,500,000	1,422,000
Intesa Sanpaolo SpA Fixed until 09/17/2025 (E), 7.70% (A) (B) (F)	1,626,000	1,473,563
JPMorgan Chase & Co.
2.30%, 08/15/2021, MTN	250,000	242,030
2.55%, 10/29/2020	592,000	582,239
3-Month LIBOR + 0.55%, 2.88% (A), 03/09/2021	3,000,000	3,003,855

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co. (continued)
Fixed until 07/24/2037, 3.88% (A), 07/24/2038	$ 244,000	$ 220,781
Fixed until 11/01/2022 (E), 4.63% (A)	432,000	399,859
3-Month LIBOR + 3.47%, 5.99% (A), 01/30/2019 (E)	3,368,000	3,386,052
Lloyds Banking Group PLC
Fixed until 06/27/2024 (E), 7.50% (A)	3,300,000	3,328,875
Fixed until 09/27/2025 (E), 7.50% (A)	3,320,000	3,336,600
Macquarie Bank, Ltd. Fixed until 03/08/2027 (E), 6.13%(A) (B)	1,290,000	1,157,775
Malayan Banking BHD Fixed until 10/29/2021, 3.91% (A), 10/29/2026 (D)	1,200,000	1,182,564
Mitsubishi UFJ Financial Group, Inc. 3.78%, 03/02/2025	65,000	63,933
Mizuho Financial Group, Inc. 3.55%, 03/05/2023	541,000	534,947
National Australia Bank, Ltd. 3.63%, 06/20/2023	250,000	247,750
PNC Bank NA 3-Month LIBOR + 0.50%, 3.01% (A), 07/27/2022	1,700,000	1,702,995
Powszechna Kasa Oszczednosci Bank Polski SA Via PKO Finance AB 4.63%, 09/26/2022 (D)	1,250,000	1,273,438
QNB Finance, Ltd. 2.13%, 09/07/2021, MTN (D)	1,250,000	1,185,704
Regions Bank Fixed until 08/13/2020, 3.37% (A), 08/13/2021	533,000	530,386
Regions Financial Corp. 7.38%, 12/10/2037	309,000	387,813
Royal Bank of Canada 3.70%, 10/05/2023, MTN	141,000	140,279
Royal Bank of Scotland Group PLC
Fixed until 06/25/2023, 4.52% (A), 06/25/2024	200,000	197,967
Fixed until 01/27/2029, 5.08% (A), 01/27/2030	209,000	204,705
Fixed until 08/15/2021 (E), 8.63% (A)	557,000	585,546
Shinhan Bank Co., Ltd. 3.88%, 03/24/2026, MTN (D)	1,700,000	1,609,519
Societe Generale SA
Fixed until 04/06/2028 (E), 6.75% (A) (B)	4,100,000	3,618,250
Fixed until 12/18/2023 (E), 7.88% (A) (B) (F)	2,000,000	2,012,500
Standard Chartered PLC Fixed until 04/02/2022 (E), 7.50% (A) (B) (F)	3,488,000	3,527,240
SunTrust Bank Fixed until 08/02/2021, 3.50% (A), 08/02/2022	153,000	151,967
Svenska Handelsbanken AB 3-Month LIBOR + 0.49%, 2.82% (A), 06/17/2019	1,250,000	1,252,686
Toronto-Dominion Bank 3-Month LIBOR + 0.90%, 3.34% (A), 07/13/2021	1,500,000	1,523,220

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
UniCredit SpA Fixed until 06/19/2027, 5.86% (A), 06/19/2032 (B)	$ 200,000	$ 171,110
Union Bank of the Philippines 3.37%, 11/29/2022, MTN (D)	1,000,000	950,439
US Bank NA 3-Month LIBOR + 0.14%, 2.62% (A), 10/23/2020, MTN	3,000,000	2,995,615
Wells Fargo & Co.
3-Month LIBOR + 1.11%, 3.60% (A), 01/24/2023	2,000,000	2,022,754
4.30%, 07/22/2027, MTN	397,000	389,805
Wells Fargo Bank NA
3-Month LIBOR + 0.60%, 2.91% (A), 05/24/2019	1,250,000	1,252,992
3.55%, 08/14/2023	322,000	319,133
Westpac Banking Corp.
3.05%, 05/15/2020	135,000	134,547
3-Month LIBOR + 0.71%, 3.10% (A), 06/28/2022	505,000	507,606
Fixed until 09/21/2027 (E), 5.00% (A)	900,000	787,417
Woori Bank 5.13%, 08/06/2028, MTN (D)	1,300,000	1,294,504

		97,590,093

Beverages - 0.7%
Anheuser-Busch InBev Finance, Inc.
2.65%, 02/01/2021	794,000	778,406
3.65%, 02/01/2026	204,000	194,048
3-Month LIBOR + 1.26%, 3.82% (A), 02/01/2021	3,000,000	3,063,866
Heineken NV 3.50%, 01/29/2028 (B)	422,000	399,751
Keurig Dr. Pepper, Inc.
4.06%, 05/25/2023 (B)	97,000	96,479
4.42%, 05/25/2025 (B)	249,000	246,070

		4,778,620

Biotechnology - 0.1%
Celgene Corp. 3.25%, 02/20/2023	598,000	579,750

Building Products - 0.1%
Standard Industries, Inc. 6.00%, 10/15/2025 (B)	575,000	565,656

Capital Markets - 3.1%
Charles Schwab Corp. 3.85%, 05/21/2025	449,000	449,057
Credit Suisse Group AG
Fixed until 07/17/2023 (E), 7.50% (A) (B)	1,745,000	1,775,538
Fixed until 12/11/2023 (E), 7.50% (A) (B)	1,700,000	1,769,972
Credit Suisse Group Funding Guernsey, Ltd. 3-Month LIBOR + 2.29%, 4.73% (A), 04/16/2021	500,000	519,839
Deutsche Bank AG
3-Month LIBOR + 1.23%, 3.54% (A), 02/27/2023 (F)	2,500,000	2,437,553
4.25%, 02/04/2021	151,000	150,413
Donnelley Financial Solutions, Inc. 8.25%, 10/15/2024	710,000	733,075

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
FS Energy & Power Fund 7.50%, 08/15/2023 (B)	$ 582,000	$ 590,148
Goldman Sachs Group, Inc.
3-Month LIBOR + 1.04%, 3.53% (A), 04/25/2019	437,000	438,943
3-Month LIBOR + 1.16%, 3.64% (A), 04/23/2020	2,000,000	2,022,110
3-Month LIBOR + 1.36%, 3.85% (A), 04/23/2021	1,000,000	1,019,800
Fixed until 11/10/2022 (E),	333,000	306,360
5.00% (A), 5.25%, 07/27/2021	530,000	551,209
LPL Holdings, Inc. 5.75%, 09/15/2025 (B) (F)	500,000	485,625
Morgan Stanley
3-Month LIBOR + 0.55%, 2.89% (A), 02/10/2021, MTN	3,000,000	3,001,500
3-Month LIBOR + 1.18%, 3.65% (A), 01/20/2022	881,000	890,917
5.00%, 11/24/2025	688,000	703,464
SURA Asset Management SA 4.88%, 04/17/2024 (D)	1,550,000	1,530,238
UBS AG 3-Month LIBOR + 0.85%, 3.17% (A), 06/01/2020	1,700,000	1,715,242
UBS Group Funding Switzerland AG 2.65%, 02/01/2022 (B)	800,000	772,168

		21,863,171

Chemicals - 1.3%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., LP 3.30%, 05/01/2023 (B)	132,000	129,769
CNAC HK Finbridge Co., Ltd. 4.88%, 03/14/2025 (D)	1,300,000	1,289,730
Ecolab, Inc. 2.38%, 08/10/2022	400,000	382,505
Equate Petrochemical BV 3.00%, 03/03/2022 (D)	1,700,000	1,626,560
GCP Applied Technologies, Inc. 5.50%, 04/15/2026 (B)	253,000	244,778
Israel Chemicals, Ltd. 6.38%, 05/31/2038 (D)	1,500,000	1,488,150
Kraton Polymers LLC / Kraton Polymers Capital Corp. 7.00%, 04/15/2025 (B)	725,000	679,688
NOVA Chemicals Corp. 5.00%, 05/01/2025 (B)	575,000	526,125
Praxair, Inc. 2.25%, 09/24/2020	385,000	378,704
SASOL Financing USA LLC 6.50%, 09/27/2028	1,400,000	1,416,916
Starfruit Finco BV / Starfruit US Holdco LLC 8.00%, 10/01/2026 (B) (F)	502,000	486,940
Syngenta Finance NV 4.44%, 04/24/2023 (B)	206,000	202,700
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.38%, 09/01/2025 (B)	600,000	554,580

		9,407,145

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.5%
ADT Security Corp. 4.13%, 06/15/2023	$ 804,000	$ 745,710
Ahern Rentals, Inc. 7.38%, 05/15/2023 (B)	615,000	568,875
Cimpress NV 7.00%, 06/15/2026 (B)	900,000	898,875
Jurassic Holdings III, Inc. 6.88%, 02/15/2021 (B) (F)	599,000	560,065
Multi-Color Corp. 4.88%, 11/01/2025 (B)	655,000	599,325

		3,372,850

Communications Equipment - 0.0% (C)
Anixter, Inc. 6.00%, 12/01/2025 (B) (G)	331,000	331,828

Construction & Engineering - 0.4%
ABB Finance USA, Inc. 3.38%, 04/03/2023	230,000	228,132
Great Lakes Dredge & Dock Corp. 8.00%, 05/15/2022	590,000	601,800
Mattamy Group Corp. 6.50%, 10/01/2025 (B)	510,000	479,400
Tutor Perini Corp. 6.88%, 05/01/2025 (B) (F)	460,000	460,575
Weekley Homes LLC / Weekley Finance Corp. 6.00%, 02/01/2023	520,000	499,200
William Lyon Homes, Inc. 6.00%, 09/01/2023	592,000	540,200

		2,809,307

Consumer Finance - 3.9%
Altice Financing SA 7.50%, 05/15/2026 (B)	900,000	846,000
American Express Co.
2.50%, 08/01/2022	755,000	722,987
3-Month LIBOR + 0.65%, 2.96% (A), 02/27/2023	1,500,000	1,494,389
BMW US Capital LLC
3-Month LIBOR + 0.38%, 2.79% (A), 04/06/2020 (B)	1,000,000	1,003,053
3-Month LIBOR + 0.41%, 2.84% (A), 04/12/2021 (B)	1,000,000	999,107
3.10%, 04/12/2021 (B)	329,000	325,562
Capital One Financial Corp. 3.75%, 07/28/2026	138,000	126,580
Capital One NA
2.65%, 08/08/2022	750,000	718,673
3-Month LIBOR + 1.15%, 3.67% (A), 01/30/2023	1,454,000	1,463,391
Credit Acceptance Corp. 7.38%, 03/15/2023	286,000	295,295
Daimler Finance North America LLC
2.00%, 07/06/2021 (B)	525,000	505,072
3-Month LIBOR + 0.45%, 2.76% (A), 02/22/2021 (B)	1,500,000	1,498,680
3-Month LIBOR + 0.62%, 3.14% (A), 10/30/2019 (B)	2,500,000	2,509,803
3.75%, 11/05/2021 (B)	186,000	175,978

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Enova International, Inc. 8.50%, 09/01/2024 - 09/15/2025 (B)	$ 1,260,000	$ 1,187,400
FirstCash, Inc. 5.38%, 06/01/2024 (B)	475,000	467,875
Ford Motor Credit Co. LLC 3-Month LIBOR + 0.93%, 3.27% (A), 11/04/2019	1,000,000	999,119
General Motors Financial Co., Inc.
3.20%, 07/06/2021	993,000	972,133
3-Month LIBOR + 0.93%, 3.37% (A), 04/13/2020	1,000,000	1,004,628
Fixed until 09/30/2027 (E), 5.75% (A),	700,000	630,336
Fixed until 09/30/2028 (E), 6.50% (A) (F)	2,400,000	2,256,000
Harley-Davidson Financial Services, Inc. 3-Month LIBOR + 0.35%, 2.68% (A), 03/08/2019 (B)	1,200,000	1,200,032
John Deere Capital Corp.
2.35%, 01/08/2021, MTN	161,000	158,276
3.65%, 10/12/2023	106,000	106,379
Navient Corp. 5.63%, 08/01/2033, MTN	1,065,000	866,037
Nissan Motor Acceptance Corp. 2.15%, 09/28/2020 (B)	199,000	194,106
Springleaf Finance Corp.
6.88%, 03/15/2025	850,000	813,875
7.13%, 03/15/2026	256,000	242,560
Synchrony Financial 2.60%, 01/15/2019	437,000	436,410
Toyota Motor Credit Corp.
3-Month LIBOR + 0.28%, 2.72% (A), 04/13/2021, MTN	3,000,000	3,000,510
2.95%, 04/13/2021, MTN	230,000	228,496

		27,448,742

Containers & Packaging - 0.2%
Crown Americas LLC / Crown Americas Capital Corp. VI 4.75%, 02/01/2026 (B) (F)	171,000	161,381
Crown Cork & Seal Co., Inc. 7.38%, 12/15/2026	168,000	179,760
Intertape Polymer Group, Inc. 7.00%, 10/15/2026 (B)	600,000	600,000
Owens-Brockway Glass Container, Inc. 5.38%, 01/15/2025 (B)	375,000	363,750

		1,304,891

Distributors - 0.1%
Ingram Micro, Inc. 5.45%, 12/15/2024	886,000	863,675

Diversified Consumer Services - 0.2%
frontdoor, Inc. 6.75%, 08/15/2026 (B)	591,000	602,820
Graham Holdings Co. 5.75%, 06/01/2026 (B)	574,000	578,305

		1,181,125

Diversified Financial Services - 0.3%
Aircastle, Ltd. 4.40%, 09/25/2023	85,000	84,338

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/2020	$ 317,000	$ 307,559
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.15%, 01/23/2030	117,000	102,202
National Rural Utilities Cooperative Finance Corp.
2.30%, 11/01/2020	153,000	149,805
2.40%, 04/25/2022	362,000	349,548
Fixed until 04/30/2023, 4.75% (A), 04/30/2043	507,000	503,372
Quicken Loans, Inc. 5.75%, 05/01/2025 (B)	530,000	510,787
Travelport Corporate Finance PLC 6.00%, 03/15/2026 (B)	273,000	273,682

		2,281,293

Diversified Telecommunication Services - 1.9%
AT&T, Inc. 3.40%, 05/15/2025	940,000	882,590
Bharti Airtel International Netherlands BV 5.13%, 03/11/2023 (D)	1,500,000	1,454,976
CenturyLink, Inc. 6.75%, 12/01/2023 (F)	500,000	510,000
Cogent Communications Group, Inc. 5.38%, 03/01/2022 (B)	455,000	457,844
Frontier Communications Corp. 9.00%, 08/15/2031 (F)	1,065,000	654,975
Hughes Satellite Systems Corp. 6.63%, 08/01/2026	743,000	707,707
Inmarsat Finance PLC 6.50%, 10/01/2024 (B)	600,000	591,750
Intelsat Jackson Holdings SA
5.50%, 08/01/2023	1,315,000	1,176,925
8.50%, 10/15/2024 (B)	408,000	400,860
Ooredoo International Finance, Ltd. 3.25%, 02/21/2023, MTN (D)	1,650,000	1,579,413
Telesat Canada / Telesat LLC 8.88%, 11/15/2024 (B)	600,000	639,000
Verizon Communications, Inc.
3-Month LIBOR + 0.55%, 2.86% (A), 05/22/2020	1,000,000	1,004,584
3-Month LIBOR + 0.77%, 3.10% (A), 06/17/2019	3,000,000	3,011,477
3.38%, 02/15/2025	400,000	386,153
5.25%, 03/16/2037	203,000	208,705

		13,666,959

Electric Utilities - 1.4%
Abu Dhabi National Energy Co. PJSC
3.63%, 01/12/2023 (D)	1,300,000	1,267,713
4.88%, 04/23/2030 (D)	1,200,000	1,190,784
Adani Transmission, Ltd. 4.00%, 08/03/2026 (D)	1,200,000	1,050,709
Atlantic City Electric Co. 4.00%, 10/15/2028	133,000	133,481
ENEL Chile SA 4.88%, 06/12/2028	1,400,000	1,376,900

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
ENEL Finance International NV
2.75%, 04/06/2023 (B)	$ 200,000	$ 184,189
4.25%, 09/14/2023 (B)	200,000	195,055
Exelon Corp. 2.85%, 06/15/2020	1,179,000	1,165,968
Georgia Power Co. 2.00%, 09/08/2020	194,000	188,987
Israel Electric Corp., Ltd. 5.00%, 11/12/2024 (D)	1,200,000	1,212,000
Kallpa Generacion SA 4.13%, 08/16/2027 (D)	1,650,000	1,505,642
Nevada Power Co. 2.75%, 04/15/2020	139,000	138,353
Pacific Gas & Electric Co. 3.30%, 12/01/2027	277,000	246,634

		9,856,415

Electrical Equipment - 0.3%
Hubbell, Inc. 3.35%, 03/01/2026	225,000	210,944
Siemens Financieringsmaatschappij NV 3-Month LIBOR + 0.61%, 2.94% (A), 03/16/2022 (B)	2,000,000	2,021,069

		2,232,013

Electronic Equipment, Instruments & Components - 0.1%
Allegion US Holding Co., Inc. 3.20%, 10/01/2024	64,000	59,218
Trimble, Inc.
4.75%, 12/01/2024	21,000	21,122
4.90%, 06/15/2028	388,000	385,051
TTM Technologies, Inc. 5.63%, 10/01/2025 (B)	525,000	511,875

		977,266

Energy Equipment & Services - 1.1%
Apergy Corp. 6.38%, 05/01/2026 (B)	390,000	394,875
Calfrac Holdings, LP 8.50%, 06/15/2026 (B)	605,000	544,500
Forum Energy Technologies, Inc. 6.25%, 10/01/2021	480,000	470,400
Genesis Energy, LP / Genesis Energy Finance Corp.
5.63%, 06/15/2024	280,000	253,400
6.00%, 05/15/2023	650,000	612,625
Hi-Crush Partners, LP 9.50%, 08/01/2026 (B) (F)	900,000	715,500
KCA Deutag UK Finance PLC 9.88%, 04/01/2022 (B)	950,000	916,750
Nine Energy Service, Inc. 8.75%, 11/01/2023 (B)	288,000	292,680
Noble Holding International, Ltd.
7.75%, 01/15/2024	385,000	359,494
7.88%, 02/01/2026 (B)	652,000	647,110
Pattern Energy Group, Inc. 5.88%, 02/01/2024 (B)	832,000	823,680
Pioneer Energy Services Corp. 6.13%, 03/15/2022	625,000	532,812

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Trinidad Drilling, Ltd. 6.63%, 02/15/2025 (B)	$ 555,000	$ 555,000
USA Compression Partners, LP / USA Compression Finance Corp. 6.88%, 04/01/2026 (B)	511,000	516,110

		7,634,936

Entertainment - 0.5%
Netflix, Inc. 5.88%, 02/15/2025	480,000	487,848
Walt Disney Co.
3-Month LIBOR + 0.13%, 2.45% (A), 03/04/2020, MTN (F)	1,000,000	1,001,001
3-Month LIBOR + 0.19%, 2.51% (A), 06/05/2020, MTN	2,000,000	2,004,098

		3,492,947

Equity Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc. 4.00%, 01/15/2024	123,000	122,790
American Tower Corp.
2.25%, 01/15/2022	993,000	946,368
3.60%, 01/15/2028	24,000	22,079
CTR Partnership, LP / CareTrust Capital Corp. 5.25%, 06/01/2025	351,000	342,225
Duke Realty, LP 4.00%, 09/15/2028	142,000	138,776
EPR Properties 4.95%, 04/15/2028	60,000	57,977
ESH Hospitality, Inc. 5.25%, 05/01/2025 (B)	1,015,000	960,444
Geo Group, Inc. 5.13%, 04/01/2023	610,000	572,638
GEO Group, Inc. 5.88%, 10/15/2024	190,000	176,187
Iron Mountain, Inc. 4.88%, 09/15/2027 (B)	550,000	489,500
iStar, Inc.
5.25%, 09/15/2022 (F)	705,000	682,087
6.00%, 04/01/2022	250,000	250,000
MPT Operating Partnership, LP / MPT Finance Corp. 5.00%, 10/15/2027	493,000	463,272
Sabra Health Care, LP 5.13%, 08/15/2026	750,000	718,055
Simon Property Group, LP
3.38%, 12/01/2027	18,000	16,974
4.13%, 12/01/2021	218,000	221,676
Trust F/1401 5.25%, 12/15/2024 (D)	1,300,000	1,295,788
UDR, Inc.
3.50%, 01/15/2028, MTN	72,000	67,017
4.40%, 01/26/2029, MTN	186,000	186,268
Welltower, Inc. 3.95%, 09/01/2023	117,000	116,712

		7,846,833

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing - 0.3%
Albertsons Cos. LLC / Safeway, Inc. 5.75%, 03/15/2025	$ 930,000	$ 818,400
Costco Wholesale Corp. 2.15%, 05/18/2021	843,000	822,411
Walmart, Inc. 1.90%, 12/15/2020	291,000	283,850

		1,924,661

Food Products - 1.5%
ConAgra Brands, Inc. 4.60%, 11/01/2025	212,000	212,360
General Mills, Inc. 3-Month LIBOR + 0.54%, 2.98% (A), 04/16/2021	270,000	269,771
Gruma SAB de CV 4.88%, 12/01/2024 (D)	1,200,000	1,212,000
JBS USA LUX SA / JBS USA Finance, Inc.
5.75%, 06/15/2025 (B)	87,000	83,520
5.88%, 07/15/2024 (B)	455,000	446,583
Kraft Heinz Foods Co. 2.80%, 07/02/2020	397,000	392,909
Land O’ Lakes, Inc. 7.00%, 09/18/2028 (B) (E)	3,952,000	3,947,060
Nestle Holdings, Inc. 3.50%, 09/24/2025 (B)	225,000	221,560
Pilgrim’s Pride Corp. 5.88%, 09/30/2027 (B)	925,000	837,125
Sigma Finance Netherlands BV 4.88%, 03/27/2028 (D)	1,350,000	1,270,687
Tyson Foods, Inc. 3-Month LIBOR + 0.45%, 2.76% (A), 08/21/2020	1,500,000	1,502,687

		10,396,262

Gas Utilities - 0.5%
China Resources Gas Group, Ltd. 4.50%, 04/05/2022, MTN (D)	1,000,000	1,008,626
ENN Energy Holdings, Ltd. 3.25%, 07/24/2022 (D)	1,500,000	1,437,622
Transportadora de Gas del Peru SA 4.25%, 04/30/2028 (D)	1,300,000	1,261,000

		3,707,248

Health Care Equipment & Supplies - 0.1%
Medtronic, Inc. 2.50%, 03/15/2020	236,000	233,853
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA 6.63%, 05/15/2022 (B)	292,000	280,612

		514,465

Health Care Providers & Services - 0.6%
CHS / Community Health Systems, Inc. 5.13%, 08/01/2021 (F)	228,000	216,030
CVS Health Corp. 4.10%, 03/25/2025	1,160,000	1,145,973
HCA, Inc.
5.25%, 06/15/2026	480,000	488,400
5.38%, 02/01/2025	884,000	889,525
Laboratory Corp. of America Holdings 3.25%, 09/01/2024	253,000	241,557

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
MEDNAX, Inc. 5.25%, 12/01/2023 (B)	$ 219,000	$ 218,726
Roche Holdings, Inc. 2.88%, 09/29/2021 (B)	306,000	302,165
UnitedHealth Group, Inc.
2.38%, 10/15/2022	642,000	614,456
3.75%, 07/15/2025	482,000	477,235

		4,594,067

Hotels, Restaurants & Leisure - 0.6%
Eldorado Resorts, Inc. 6.00%, 09/15/2026 (B)	785,000	768,829
Gohl Capital, Ltd. 4.25%, 01/24/2027 (D)	1,250,000	1,168,847
International Game Technology PLC 6.50%, 02/15/2025 (B)	560,000	567,000
Scientific Games International, Inc. 5.00%, 10/15/2025 (B)	625,000	581,250
Wyndham Destinations, Inc.
4.15%, 04/01/2024	610,000	587,125
4.50%, 04/01/2027	655,000	606,694

		4,279,745

Household Durables - 0.0% (C)
Toll Brothers Finance Corp. 4.35%, 02/15/2028	72,000	63,540

Household Products - 0.2%
Central Garden & Pet Co. 5.13%, 02/01/2028	640,000	590,400
Energizer Gamma Acquisition, Inc. 6.38%, 07/15/2026 (B) (F)	500,000	500,000
Procter & Gamble Co. 1.90%, 10/23/2020	20,000	19,592

		1,109,992

Independent Power & Renewable Electricity Producers - 0.2%
Clearway Energy Operating LLC 5.38%, 08/15/2024	600,000	593,625
Empresa Electrica Angamos SA 4.88%, 05/25/2029 (D)	1,147,800	1,117,900

		1,711,525

Industrial Conglomerates - 0.1%
Roper Technologies, Inc.
2.80%, 12/15/2021	457,000	444,594
4.20%, 09/15/2028	357,000	350,389

		794,983

Insurance - 0.9%
American International Group, Inc. Fixed until 04/01/2028, 5.75% (A), 04/01/2048	713,000	673,343
Amwins Group, Inc. 7.75%, 07/01/2026 (B)	605,000	621,638
Assurant, Inc. Fixed until 03/27/2028, 7.00% (A), 03/27/2048	2,332,000	2,332,000
Athene Global Funding 3-Month LIBOR + 1.23%, 3.63% (A), 07/01/2022 (B)	1,000,000	1,017,433

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Athene Holding, Ltd. 4.13%, 01/12/2028	$ 100,000	$ 91,707
Chubb INA Holdings, Inc. 2.88%, 11/03/2022	203,000	198,241
Hanwha Life Insurance Co., Ltd. Fixed until 04/23/2023, 4.70% (A), 04/23/2048 (B)	304,000	289,199
Jackson National Life Global Funding 3-Month LIBOR + 0.73%, 3.11% (A), 06/27/2022 (B)	873,000	880,867
Prudential Financial, Inc. 3.50%, 05/15/2024, MTN	400,000	397,442

		6,501,870

Internet & Direct Marketing Retail - 0.0% (C)
Amazon.com, Inc. 2.80%, 08/22/2024	247,000	235,563

IT Services - 0.6%
Fiserv, Inc. 4.20%, 10/01/2028	149,000	147,475
Harland Clarke Holdings Corp. 8.38%, 08/15/2022 (B)	1,130,000	1,019,825
IBM Credit LLC
3-Month LIBOR + 0.16%, 2.50% (A), 02/05/2021	1,500,000	1,502,694
2.65%, 02/05/2021	530,000	521,787
3-Month LIBOR + 0.26%, 2.73% (A), 01/20/2021	500,000	501,162
Rackspace Hosting, Inc. 8.63%, 11/15/2024 (B) (F)	585,000	549,900
Total System Services, Inc. 3.80%, 04/01/2021	318,000	318,568

		4,561,411

Machinery - 0.8%
Caterpillar Financial Services Corp.
2.55%, 11/29/2022, MTN	135,000	130,191
3-Month LIBOR + 0.23%, 2.56% (A), 03/15/2021, MTN	2,000,000	2,001,439
3.15%, 09/07/2021, MTN	101,000	100,543
3.45%, 05/15/2023, MTN	191,000	190,482
Cleaver-Brooks, Inc. 7.88%, 03/01/2023 (B)	455,000	457,275
CNH Industrial Capital LLC 4.20%, 01/15/2024	170,000	168,228
CNH Industrial NV
3.85%, 11/15/2027, MTN	171,000	157,974
4.50%, 08/15/2023	121,000	121,907
JB Poindexter & Co., Inc. 7.13%, 04/15/2026 (B)	590,000	607,700
Novelis Corp. 6.25%, 08/15/2024 (B)	790,000	782,100
Nvent Finance Sarl 4.55%, 04/15/2028	115,000	111,126
Terex Corp. 5.63%, 02/01/2025 (B)	595,000	565,994

		5,394,959

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Marine - 0.2%
Kirby Corp. 4.20%, 03/01/2028	$ 104,000	$ 99,659
Pelabuhan Indonesia II PT 4.25%, 05/05/2025 (D)	1,300,000	1,222,000

		1,321,659

Media - 1.7%
Altice France SA
7.38%, 05/01/2026 (B)	980,000	938,046
8.13%, 02/01/2027 (B)	214,000	211,860
Altice Luxembourg SA 7.63%, 02/15/2025 (B) (F)	1,100,000	937,750
Belo Corp. 7.75%, 06/01/2027	225,000	239,625
Block Communications, Inc. 6.88%, 02/15/2025 (B) (F)	515,000	522,081
CBS Corp. 3.70%, 08/15/2024	385,000	372,772
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, 02/01/2028 (B)	418,000	389,524
5.38%, 05/01/2025 (B)	290,000	283,838
Comcast Corp.
3.60%, 03/01/2024	283,000	280,079
3.90%, 03/01/2038	91,000	81,289
4.15%, 10/15/2028	875,000	867,811
CSC Holdings LLC 5.50%, 04/15/2027 (B)	1,575,000	1,512,000
Discovery Communications LLC
3.50%, 06/15/2022 (B)	179,000	175,385
3.90%, 11/15/2024 (B)	201,000	194,658
DISH DBS Corp. 5.00%, 03/15/2023 (F)	555,000	485,625
EW Scripps Co. 5.13%, 05/15/2025 (B)	598,000	562,120
Gray Television, Inc.
5.13%, 10/15/2024 (B)	527,000	499,991
5.88%, 07/15/2026 (B)	113,000	108,445
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 7.88%, 05/15/2024 (B) (F)	665,000	566,913
Myriad International Holdings BV 5.50%, 07/21/2025 (D)	1,300,000	1,325,410
Sirius XM Radio, Inc. 5.38%, 07/15/2026 (B)	487,000	476,043
Univision Communications, Inc. 5.13%, 05/15/2023 (B)	935,000	880,770

		11,912,035

Metals & Mining - 1.4%
AK Steel Corp. 6.38%, 10/15/2025 (F)	315,000	280,350
Anglo American Capital PLC 4.00%, 09/11/2027 (B)	800,000	728,645
Cleveland-Cliffs, Inc. 5.75%, 03/01/2025 (F)	850,000	803,250
Commercial Metals Co. 5.75%, 04/15/2026 (B)	490,000	470,400

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
First Quantum Minerals, Ltd.
6.50%, 03/01/2024 (B)	$ 945,000	$ 826,875
7.25%, 04/01/2023 (B)	231,000	213,386
GTL Trade Finance, Inc. / Gerdau Holdings, Inc. 5.89%, 04/29/2024 (D)	1,400,000	1,428,000
Hudbay Minerals, Inc. 7.25%, 01/15/2023 (B)	486,000	483,570
Novolipetsk Steel Via Steel Funding DAC 4.50%, 06/15/2023 (D)	1,600,000	1,544,800
Severstal OAO Via Steel Capital SA 5.90%, 10/17/2022 (D)	1,500,000	1,533,270
Southern Copper Corp. 6.75%, 04/16/2040	1,200,000	1,365,310
U.S. Steel Corp. 6.88%, 08/15/2025	360,000	352,800

		10,030,656

Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc. 4.75%, 03/15/2025 (F)	545,000	519,113

Multi-Utilities - 0.0% (C)
Public Service Co. of Colorado 3.70%, 06/15/2028	188,000	186,809

Multiline Retail - 0.4%
Conn’s, Inc. 7.25%, 07/15/2022	856,000	846,370
El Puerto de Liverpool SAB de CV 3.88%, 10/06/2026 (D)	1,900,000	1,695,750

		2,542,120

Oil, Gas & Consumable Fuels - 5.0%
Anadarko Petroleum Corp. 6.45%, 09/15/2036	206,000	223,096
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. 3.50%, 12/01/2022	72,000	70,295
BP Capital Markets PLC 2.75%, 05/10/2023 (F)	597,000	574,876
Callon Petroleum Co. 6.38%, 07/01/2026	600,000	595,500
Canadian Natural Resources, Ltd. 2.95%, 01/15/2023	675,000	649,752
Cenovus Energy, Inc. 4.25%, 04/15/2027 (F)	299,000	281,871
Chaparral Energy, Inc. 8.75%, 07/15/2023 (B)	600,000	575,460
Cheniere Corpus Christi Holdings LLC 7.00%, 06/30/2024	400,000	432,500
Chevron Corp. 3-Month LIBOR + 0.41%, 2.72% (A), 11/15/2019	1,000,000	1,004,788
CNOOC Finance, Ltd. 3.00%, 05/09/2023	1,650,000	1,575,275
ConocoPhillips Co. 3-Month LIBOR + 0.90%, 3.21% (A), 05/15/2022	1,700,000	1,729,351
Continental Resources, Inc. 4.50%, 04/15/2023	199,000	199,352

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Ecopetrol SA 5.88%, 05/28/2045	$ 1,500,000	$ 1,429,500
Enable Midstream Partners, LP 4.95%, 05/15/2028	152,000	148,699
Enbridge, Inc.
Fixed until 01/15/2027, 6.00% (A), 01/15/2077	1,000,000	934,956
Fixed until 03/01/2028, 6.25% (A), 03/01/2078	2,667,000	2,495,553
Endeavor Energy Resources, LP / EER Finance, Inc. 5.50%, 01/30/2026 (B)	725,000	744,937
Energy Transfer Operating, LP Fixed until 02/15/2023 (E), 6.25% (A)	2,118,000	1,980,330
EnLink Midstream Partners, LP
4.85%, 07/15/2026	507,000	479,530
Fixed until 12/15/2022 (E), 6.00% (A)	1,400,000	1,219,886
Enterprise Products Operating LLC 4.05%, 02/15/2022	402,000	405,862
Extraction Oil & Gas, Inc. 5.63%, 02/01/2026 (B)	600,000	507,000
Hilcorp Energy I, LP / Hilcorp Finance Co. 5.00%, 12/01/2024 (B)	640,000	604,000
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.00%, 08/01/2024 (B)	414,000	415,035
Kinder Morgan Energy Partners, LP 4.30%, 05/01/2024	187,000	187,395
Lonestar Resources America, Inc. 11.25%, 01/01/2023 (B)	537,000	586,672
Marathon Oil Corp. 2.80%, 11/01/2022	476,000	453,649
MEG Energy Corp. 6.38%, 01/30/2023 (B)	130,000	125,450
MPLX, LP 4.00%, 03/15/2028	125,000	117,393
Noble Energy, Inc. 3.90%, 11/15/2024	400,000	388,786
Oil India International Pte, Ltd. 4.00%, 04/21/2027 (D)	1,500,000	1,341,609
ONGC Videsh, Ltd. 4.63%, 07/15/2024 (D)	1,300,000	1,276,834
PBF Holding Co. LLC / PBF Finance Corp. 7.25%, 06/15/2025	108,000	111,240
Petroleos Mexicanos
5.35%, 02/12/2028 (D)	500,000	445,450
6.50%, 01/23/2029 (B)	74,000	70,818
6.75%, 09/21/2047	1,200,000	1,029,960
QEP Resources, Inc. 5.63%, 03/01/2026 (F)	675,000	635,344
Sanchez Energy Corp. 6.13%, 01/15/2023	470,000	173,900
SemGroup Corp. / Rose Rock Finance Corp. 5.63%, 11/15/2023	1,051,000	993,195
Shelf Drilling Holdings, Ltd. 8.25%, 02/15/2025 (B)	755,000	756,887

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co. 7.50%, 04/01/2026 (F)	$ 575,000	$ 585,063
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.50%, 08/15/2022	880,000	871,200
SunCoke Energy Partners, LP / SunCoke Energy Partners Finance Corp. 7.50%, 06/15/2025 (B)	520,000	529,100
Tengizchevroil Finance Co. International, Ltd. 4.00%, 08/15/2026 (D)	2,000,000	1,861,980
Total Capital International SA 2.88%, 02/17/2022	597,000	586,252
Transportadora de Gas Internacional SA ESP 5.55%, 11/01/2028 (B) (G)	1,300,000	1,306,630
Western Gas Partners, LP 4.65%, 07/01/2026	345,000	336,020
WildHorse Resource Development Corp. 6.88%, 02/01/2025	674,000	670,630
Williams Cos., Inc.
3.70%, 01/15/2023	285,000	279,691
3.75%, 06/15/2027	252,000	234,647

		35,233,199

Paper & Forest Products - 0.7%
Cascades, Inc. 5.50%, 07/15/2022 (B)	561,000	556,792
Celulosa Arauco y Constitucion SA 4.50%, 08/01/2024	1,400,000	1,384,614
Fibria Overseas Finance, Ltd. 4.00%, 01/14/2025	1,300,000	1,204,450
Inversiones CMPC SA 4.38%, 05/15/2023 (D)	1,500,000	1,484,826

		4,630,682

Personal Products - 0.2%
Coty, Inc. 6.50%, 04/15/2026 (B) (F)	575,000	536,188
First Quality Finance Co., Inc. 5.00%, 07/01/2025 (B)	755,000	694,600
HLF Financing Sarl LLC / Herbalife International, Inc. 7.25%, 08/15/2026 (B)	92,000	93,150

		1,323,938

Pharmaceuticals - 0.5%
Bausch Health Cos., Inc. 5.88%, 05/15/2023 (B)	905,000	863,144
Endo Finance LLC / Endo Finco, Inc. 5.38%, 01/15/2023 (B)	519,000	442,447
GlaxoSmithKline Capital PLC 3-Month LIBOR + 0.35%, 2.67% (A), 05/14/2021	2,000,000	2,003,902
GlaxoSmithKline Capital, Inc. 3.38%, 05/15/2023	143,000	141,580
Pfizer, Inc. 3.00%, 09/15/2021	109,000	108,659
Shire Acquisitions Investments Ireland DAC 2.88%, 09/23/2023	132,000	124,523

		3,684,255

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Professional Services - 0.2%
Everi Payments, Inc. 7.50%, 12/15/2025 (B)	$ 775,000	$ 771,125
Refinitiv US Holdings, Inc.
6.25%, 05/15/2026 (B) (F)	189,000	188,055
8.25%, 11/15/2026 (B)	640,000	622,400

		1,581,580

Real Estate Management & Development - 0.5%
Greystar Real Estate Partners LLC 5.75%, 12/01/2025 (B)	475,000	460,750
Kennedy-Wilson, Inc. 5.88%, 04/01/2024	1,000,000	960,000
Longfor Group Holdings, Ltd. 4.50%, 01/16/2028 (D)	1,500,000	1,266,190
Realogy Group LLC / Realogy Co-Issuer Corp. 4.88%, 06/01/2023 (B) (F)	1,040,000	941,200

		3,628,140

Road & Rail - 0.1%
Avolon Holdings Funding, Ltd. 5.13%, 10/01/2023 (B)	600,000	588,750
Canadian National Railway Co. 2.85%, 12/15/2021	152,000	148,999
Kansas City Southern 4.70%, 05/01/2048	219,000	211,434

		949,183

Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp. 2.45%, 07/29/2020	420,000	415,704
QUALCOMM, Inc. 3.45%, 05/20/2025	196,000	187,983

		603,687

Software - 0.3%
Microsoft Corp.
2.40%, 02/06/2022	993,000	966,985
2.88%, 02/06/2024	950,000	920,987

		1,887,972

Specialty Retail - 0.5%
Advance Auto Parts, Inc. 5.75%, 05/01/2020	272,000	280,023
AutoNation, Inc. 3.50%, 11/15/2024	168,000	158,141
Lithia Motors, Inc. 5.25%, 08/01/2025 (B)	625,000	589,062
O’Reilly Automotive, Inc. 3.55%, 03/15/2026	337,000	319,863
Party City Holdings, Inc. 6.63%, 08/01/2026 (B)	587,000	570,858
QVC, Inc. 4.85%, 04/01/2024	434,000	427,927
Staples, Inc. 8.50%, 09/15/2025 (B) (F)	1,047,000	947,535

		3,293,409

Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc. 3-Month LIBOR + 0.30%, 2.64% (A), 05/06/2019	1,500,000	1,502,348

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
Dell International LLC / EMC Corp.
3.48%, 06/01/2019 (B)	$ 402,000	$ 402,503
6.02%, 06/15/2026 (B)	560,000	580,299
Diebold Nixdorf, Inc. 8.50%, 04/15/2024 (F)	970,000	601,400
Seagate HDD Cayman 4.75%, 01/01/2025 (F)	770,000	700,338

		3,786,888

Trading Companies & Distributors - 0.2%
H&E Equipment Services, Inc. 5.63%, 09/01/2025	765,000	728,662
United Rentals North America, Inc. 6.50%, 12/15/2026	512,000	517,627

		1,246,289

Transportation Infrastructure - 0.2%
DP World, Ltd. 5.63%, 09/25/2048 (B)	1,500,000	1,416,900
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.95%, 03/10/2025 (B)	221,000	215,198

		1,632,098

Wireless Telecommunication Services - 0.6%
C&W Senior Financing DAC 6.88%, 09/15/2027 (B)	900,000	857,250
Sprint Corp. 7.88%, 09/15/2023	2,790,000	2,978,325
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 4.74%, 09/20/2029 (B)	382,000	381,522
Vodafone Group PLC 4.13%, 05/30/2025	81,000	79,207

		4,296,304

Total Corporate Debt Securities (Cost $373,657,127)		364,478,605

FOREIGN GOVERNMENT OBLIGATIONS - 8.1%
Argentina - 0.8%
Argentina Republic Government International Bond 5.25%, 01/15/2028	EUR 6,900,000	5,998,233

Colombia - 1.0%
Colombia Government International Bond
3.88%, 04/25/2027	$ 7,400,000	7,044,800
4.50%, 03/15/2029	203,000	200,160

		7,244,960

Egypt - 0.5%
Egypt Government International Bond 6.59%, 02/21/2028 (D)	3,700,000	3,388,719

Indonesia - 1.4%
Indonesia Treasury Bond
8.38%, 09/15/2026	IDR 35,000,000,000	2,268,287
10.00%, 02/15/2028	57,800,000,000	4,067,816
10.50%, 08/15/2030	50,200,000,000	3,696,424

		10,032,527

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico - 1.1%
Mexico Bonos
Series M,
7.25%, 12/09/2021	MXN 82,000,000	$ 3,880,672
7.50%, 06/03/2027	90,000,000	4,076,600

		7,957,272

Peru - 1.0%
Peru Government Bond 5.70%, 08/12/2024	PEN 9,300,000	2,865,443
Peru Government International Bond 6.35%, 08/12/2028 (B)	12,660,000	3,900,508

		6,765,951

Qatar - 1.0%
Qatar Government International Bond 4.50%, 04/23/2028 (D)	$ 7,000,000	7,140,000

Supranational - 0.3%
European Investment Bank
1.38%, 06/15/2020	993,000	968,344
2.38%, 06/15/2022	400,000	389,684
Inter-American Development Bank 2.63%, 04/19/2021, MTN	650,000	643,818

		2,001,846

Uruguay - 1.0%
Uruguay Government International Bond 9.88%, 06/20/2022 (B)	UYU 229,500,000	6,881,853

Total Foreign Government Obligations (Cost $64,977,220)		57,411,361

LOAN ASSIGNMENTS - 18.0%
Aerospace & Defense - 0.5%
Accudyne Industries LLC Term Loan, 1-Month LIBOR + 3.00%, 5.30% (A), 08/18/2024	$ 401,654	399,746
Alion Science and Technology Corp. Term Loan B, 1-Month LIBOR + 4.50%, 6.80% (A), 08/19/2021 (G)	907,909	909,800
Doncasters Finance US LLC Term Loan, 3-Month LIBOR + 3.50%, 5.89% (A), 04/09/2020	879,043	812,566
TransDigm, Inc.
Term Loan E,
1-Month LIBOR + 2.50%, 4.80% (A), 05/30/2025	649,031	644,975
Term Loan F,
TBD, 1-Month LIBOR + 2.50%, 06/09/2023 (G) (H)	660,000	656,462

		3,423,549

Auto Components - 0.3%
DexKo Global, Inc. Term Loan, 1-Month LIBOR + 3.50%, 5.80% (A), 07/24/2024	164,977	165,045

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Auto Components (continued)
Mavis Tire Express Services Corp.
1st Lien Term Loan,
1-Month LIBOR + 3.25%, 5.53% (A), 03/20/2025 (G)	$ 846,130	$ 838,726
Delayed Draw Term Loan,
1-Month LIBOR + 3.25%, 1.25% (A), 03/20/2025 (G)	99,026	98,160
USI, Inc. Repriced Term Loan, 3-Month LIBOR + 3.00%, 5.39% (A), 05/16/2024	989,909	983,227

		2,085,158

Automobiles - 0.2%
CWGS Group LLC Term Loan, 1-Month LIBOR + 2.75%, 5.03% (A), 11/08/2023	1,131,364	1,087,995
I-Logic Technologies Bidco, Ltd. Term Loan, 2-Month LIBOR + 3.25%, 5.64% (A), 12/21/2024	504,110	502,850

		1,590,845

Biotechnology - 0.1%
Grifols Worldwide Operations USA, Inc. Term Loan, 1-Week LIBOR + 2.25%, 4.47% (A), 01/31/2025	369,375	369,467

Building Products - 0.3%
C.H.I. Overhead Doors, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 5.55% (A), 07/29/2022	691,217	690,641
CD&R Hydra Buyer, Inc. Term Loan, 1-Month LIBOR + 4.25%, 6.55% (A), 12/11/2024	1,251,151	1,248,811
NCI Building Systems, Inc. Term Loan, 1-Month LIBOR + 2.00%, 4.30% (A), 02/07/2025	23,816	23,767
Quikrete Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 5.05% (A), 11/15/2023	465,000	463,090

		2,426,309

Capital Markets - 0.3%
Advisor Group, Inc. Term Loan, 1-Month LIBOR + 3.75%, 6.04% (A), 08/15/2025	173,795	174,338
Crown Finance US, Inc. Term Loan, 1-Month LIBOR + 2.50%, 4.80% (A), 02/28/2025	1,188,190	1,182,249
Donnelley Financial Solutions, Inc. Term Loan B, 1-Week LIBOR + 3.00%, 5.22% (A), 10/02/2023	252,941	252,941

	Principal	Value
LOAN ASSIGNMENTS (continued)
Capital Markets (continued)
Duff & Phelps Corp. Term Loan B, 1-Month LIBOR + 3.25%, 5.55% (A), 02/13/2025	$ 633,711	$ 632,579
LPL Holdings, Inc. 1st Lien Term Loan B, 1-Month LIBOR + 2.25%, 4.53% (A), 09/23/2024	140,807	140,895

		2,383,002

Chemicals - 0.4%
Charter NEX US Holdings, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 5.05% (A), 05/16/2024	1,169,550	1,167,357
Ferro Corp.
Term Loan B1,
3-Month LIBOR + 2.25%, 4.64% (A), 02/14/2024	392,035	391,545
Term Loan B2,
3-Month LIBOR + 2.25%, 4.64% (A), 02/14/2024	15,222	15,202
Term Loan B3,
3-Month LIBOR + 2.25%, 4.64% (A), 02/14/2024	14,898	14,879
Gruden Acquisition, Inc. Term Loan, 3-Month LIBOR + 5.50%, 7.89% (A), 08/18/2022	447,993	451,726
MacDermid, Inc. Term Loan B6, 1-Month LIBOR + 3.00%, 5.30% (A), 06/07/2023	276,676	276,158
Natgasoline LLC Term Loan B, TBD, 10/31/2025 (G) (H)	155,850	156,045
PQ Corp. Term Loan B, 3-Month LIBOR + 2.50%, 5.03% (A), 02/08/2025	169,958	169,675
Schenectady International Group, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.75%, 7.19% (A), 10/15/2025	333,412	330,912
Trinseo Materials Operating SCA Term Loan, 1-Month LIBOR + 2.00%, 4.30% (A), 09/06/2024	67,843	67,291
Venator Materials Corp. Term Loan B, 1-Month LIBOR + 3.00%, 5.30% (A), 08/08/2024	27,012	26,979

		3,067,769

Commercial Services & Supplies - 0.6%
Asurion LLC
2nd Lien Term Loan,
1-Month LIBOR + 6.50%, 8.80% (A), 08/04/2025	63,905	65,556

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
Asurion LLC (continued)
Term Loan B6,
1-Month LIBOR + 3.00%, 5.30% (A), 11/03/2023	$ 703,054	$ 703,493
Term Loan B7,
1-Month LIBOR + 3.00%, 5.30% (A), 11/03/2024	334,223	334,473
BrightView Landscapes LLC 1st Lien Term Loan B, 1-month LIBOR + 2.50%, 4.81% (A), 08/15/2025	343,697	344,557
Garda World Security Corp. Term Loan, 3-Month LIBOR + 2.50%, 5.82% (A), 05/24/2024	223,179	223,667
GFL Environmental, Inc.
Delayed Draw Term Loan,
3-Month LIBOR + 2.75%, 7.00% (A), 05/30/2025	39,939	39,365
Term Loan B,
3-Month LIBOR + 2.75%, 5.14% (A), 05/30/2025 (G)	945,649	932,055
IBC Capital, Ltd.
1st Lien Term Loan,
3-month LIBOR + 3.75%, 6.09% (A), 09/11/2023	811,969	809,939
2nd Lien Term Loan,
3-month LIBOR + 7.00%, 9.34% (A), 09/11/2024	160,958	161,897
West Corp.
Term Loan,
1-Month LIBOR + 4.00%, 6.53% (A), 10/10/2024	408,797	406,856
Term Loan B1,
TBD, 10/10/2024 (G) (H)	260,000	256,750
Wrangler Buyer Corp. Term Loan B, 3-Month LIBOR + 2.75%, 5.01% (A), 09/27/2024	106,499	106,455

		4,385,063

Construction Materials - 0.1%
Forterra Finance LLC Term Loan B, 1-Month LIBOR + 3.00%, 5.30% (A), 10/25/2023 (G)	683,316	627,906

Consumer Finance - 0.3%
Altice Financing SA
1st Lien Term Loan,
1-Month LIBOR + 2.75%, 5.04% (A), 01/31/2026	1,141,127	1,120,207
Term Loan B,
1-Month LIBOR + 2.75%, 5.04% (A), 07/15/2025	376,238	367,709
Altice US Finance I Corp. Term Loan B, 1-Month LIBOR + 2.25%, 4.55% (A), 07/28/2025	784,517	782,066

		2,269,982

	Principal	Value
LOAN ASSIGNMENTS (continued)
Containers & Packaging - 0.3%
Flex Acquisition Co., Inc. Term Loan, 1-Month LIBOR + 3.25%, 5.51% (A), 06/29/2025	$ 510,037	$ 510,583
FPC Holdings, Inc. 1st Lien Term Loan, 1-month LIBOR + 4.50%, 6.74% (A), 11/19/2022	666,574	666,574
Trident TPI Holdings, Inc. Term Loan B1, 1-Month LIBOR + 3.25%, 5.55% (A), 10/17/2024	690,743	684,699

		1,861,856

Distributors - 0.0% (C)
TMK Hawk Parent Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.81% (A), 08/28/2024	83,624	80,593

Diversified Consumer Services - 0.1%
FrontDoor, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 4.81% (A), 08/14/2025	107,277	107,813
William Morris Endeavor Entertainment LLC 1st Lien Term Loan, 3-Month LIBOR + 2.75%, 5.28% (A), 05/18/2025	405,322	403,928

		511,741

Diversified Financial Services - 0.5%
AI Ladder Subco SARL Term Loan, 3-Month LIBOR + 4.50%, 7.02% (A), 07/09/2025	660,976	663,455
AI Mistral Holdco, Ltd. Term Loan B, 1-Month LIBOR + 3.00%, 5.30% (A), 03/09/2024	772,245	765,810
AlixPartners LLP Term Loan B, 1-Month LIBOR + 2.75%, 5.05% (A), 04/04/2024	550,683	550,683
Camelot UK Holdco, Ltd. Repriced Term Loan, 1-Month LIBOR + 3.25%, 5.55% (A), 10/03/2023	784,584	783,603
Stars Group Holdings BV Term Loan, 3-Month LIBOR + 3.50%, 5.89% (A), 07/10/2025	554,625	555,912

		3,319,463

Diversified Telecommunication Services - 0.7%
CenturyLink, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 5.05% (A), 01/31/2025	1,621,150	1,601,291

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Diversified Telecommunication Services (continued)
Coral-US Co-Borrower LLC Term Loan B4, 1-Month LIBOR + 3.25%, 5.55% (A), 01/30/2026	$ 1,605,000	$ 1,603,440
Intelsat Jackson Holdings SA
Term Loan B3, 1-Month LIBOR + 3.75%, 6.04% (A), 11/27/2023	1,175,000	1,173,237
Term Loan B4,
1-Month LIBOR + 4.50%, 6.79% (A), 01/02/2024	347,634	364,726
Virgin Media Bristol LLC Term Loan K, 1-Month LIBOR + 2.50%, 4.78% (A), 01/15/2026	400,000	399,572

		5,142,266

Electrical Equipment - 0.1%
EXC Holdings III Corp. 1st Lien Term Loan,
3-Month LIBOR + 3.50%, 5.89% (A), 12/02/2024	35,749	35,972
2nd Lien Term Loan,
6-Month LIBOR + 7.50%, 9.97% (A), 12/01/2025	320,000	324,400
Penn Engineering & Manufacturing Corp. Term Loan B, 1-Month LIBOR + 2.75%, 5.04% (A), 06/27/2024	509,482	509,800

		870,172

Electronic Equipment, Instruments & Components - 0.3%
TTM Technologies, Inc. Term Loan, 1-Month LIBOR + 2.50%, 4.76% (A), 09/28/2024	456,567	455,426
Verifone Systems, Inc. 1st Lien Term Loan, 3-month LIBOR + 4.00%, 6.32% (A), 08/20/2025	828,767	828,560
Verra Mobility Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 6.04% (A), 02/28/2025	795,682	799,262

		2,083,248

Energy Equipment & Services - 0.0% (C)
TerraForm Power Operating LLC Term Loan B, 1-month LIBOR + 2.00%, 4.30% (A), 11/08/2022	39,323	39,249

Equity Real Estate Investment Trusts - 0.1%
ESH Hospitality, Inc. Term Loan B, 1-Month LIBOR + 2.00%, 4.30% (A), 08/30/2023	255,595	255,315
Geo Group, Inc. Term Loan B, 1-Month LIBOR + 2.00%, 4.31% (A), 03/22/2024	237,020	235,983

	Principal	Value
LOAN ASSIGNMENTS (continued)
Equity Real Estate Investment Trusts (continued)
VICI Properties 1 LLC Term Loan B, 1-Month LIBOR + 2.00%, 4.28% (A), 12/20/2024	$ 127,343	$ 126,926

		618,224

Food & Staples Retailing - 0.4%
Albertsons LLC Term Loan B6, 3-Month LIBOR + 3.00%, 5.31% (A), 06/22/2023	1,933,331	1,920,644
Smart & Final Stores LLC 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.80% (A), 11/15/2022	935,000	900,522

		2,821,166

Food Products - 0.2%
Dole Food Co., Inc. Term Loan B, 3-Month LIBOR + 2.75%, 5.05% (A), 04/06/2024	721,044	718,678
JBS USA LLC Term Loan B, 3-Month LIBOR + 2.50%, 4.84% (A), 10/30/2022	642,324	641,722
Post Holdings, Inc. Series A, Term Loan, 1-Month LIBOR + 2.00%, 4.29% (A), 05/24/2024	81,631	81,453

		1,441,853

Health Care Equipment & Supplies - 0.2%
Immucor, Inc. Term Loan B, 3-Month LIBOR + 5.00%, 7.39% (A), 06/15/2021	595,658	604,097
Ortho-Clinical Diagnostics SA Term Loan B, 1-Month LIBOR + 3.25%, 5.54% (A), 06/30/2025	463,520	461,589

		1,065,686

Health Care Providers & Services - 0.9%
Community Health Systems, Inc. Term Loan H, 3-Month LIBOR + 3.25%, 5.56% (A), 01/27/2021	704,587	689,320
Global Medical Response, Inc.
Term Loan B1,
3-Month LIBOR + 3.25%, 5.53% (A), 04/28/2022	246,231	238,844
Term Loan B2,
1-Month LIBOR + 4.25%, 6.53% (A), 03/14/2025	563,108	552,127
HC Group Holdings III, Inc. Term Loan B, 1-month LIBOR + 3.75%, 6.05% (A), 04/07/2022	246,193	246,347

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Providers & Services (continued)
Kindred Healthcare, Inc. 1st Lien Term Loan, 1-Month LIBOR + 5.00%, 7.31% (A), 06/19/2025	$ 768,495	$ 769,455
MPH Acquisition Holdings LLC Term Loan B, 3-Month LIBOR + 2.75%, 5.14% (A), 06/07/2023	896,809	894,146
Sotera Health Holdings LLC Term Loan, 1-Month LIBOR + 3.00%, 5.30% (A), 05/15/2022	1,347,424	1,347,424
Sound Inpatient Physicians
1st Lien Term Loan,
1-Month LIBOR + 3.00%, 5.30% (A), 06/27/2025	346,454	346,887
2nd Lien Term Loan,
1-month LIBOR + 6.75%, 9.05% (A), 06/26/2026	89,080	89,525
Team Health Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 5.05% (A), 02/06/2024	940,774	887,856
U.S. Renal Care, Inc. Term Loan B, 3-Month LIBOR + 4.25%, 6.64% (A), 12/30/2022 (G)	356,260	344,978
Universal Hospital Services, Inc. Term Loan, TBD, 10/18/2025 (G) (H)	161,149	161,955

		6,568,864

Hotels, Restaurants & Leisure - 1.1%
Belmond Interfin Ltd. Term Loan, 1-Month LIBOR + 2.75%, 5.05% (A), 07/03/2024	1,033,588	1,034,235
Boyd Gaming Corp. Term Loan B3, 1-Week LIBOR + 2.25%, 4.47% (A), 09/15/2023	286,085	286,289
Caesars Entertainment Operating Co. Term Loan, 1-Month LIBOR + 2.00%, 4.30% (A), 10/06/2024	535,950	532,888
ClubCorp Holdings, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 5.14% (A), 09/18/2024	155,175	152,525
Eldorado Resorts LLC Term Loan B, 3-Month LIBOR + 2.25%, 4.56% (A), 04/17/2024	205,363	205,363
Fogo de Chao Churrascaria Holdings LLC Term Loan, 1-Month LIBOR + 4.25%, 6.55% (A), 04/05/2025	350,341	351,217

	Principal	Value
LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
Golden Nugget, Inc. Term Loan B, 3-Month LIBOR + 1.75%, 5.23% (A), 10/04/2023	$ 646,644	$ 647,553
IRB Holding Corp. 1st Lien Term Loan, TBD,2-Month LIBOR + 3.25%, 02/05/2025 (G) (H)	326,074	325,491
Las Vegas Sands LLC Term Loan B, 1-Month LIBOR + 1.75%, 4.05% (A), 03/27/2025	474,668	472,780
Marriott Ownership Resorts, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 4.55% (A), 08/29/2025	120,938	121,240
Mohegan Tribal Gaming Authority Term Loan B, 1-Month LIBOR + 4.00%, 6.30% (A), 10/13/2023	705,107	662,139
Scientific Games International, Inc. Term Loan B5, 2-Month LIBOR + 2.75%, 5.05% (A), 08/14/2024	1,148,126	1,136,645
SeaWorld Parks & Entertainment, Inc. Term Loan B5, 1-Month LIBOR + 3.00%, 5.30% (A), 03/31/2024	1,126,423	1,124,170
Station Casinos LLC Term Loan B, 1-Month LIBOR + 2.50%, 4.81% (A), 06/08/2023	234,105	233,812
Travelport Finance SARL Term Loan B, 3-Month LIBOR + 2.50%, 4.81% (A), 03/17/2025	861,897	859,850

		8,146,197

Household Durables - 0.2%
API Heat Transfer ThermaSys Corp. Term Loan, 3-Month LIBOR + 3.00%, 8.25% (A), 05/03/2019	972,410	838,704
LTI Holdings, Inc. 1st Lien Term Loan,
1-Month LIBOR + 3.50%, 5.80% (A), 09/06/2025	360,661	360,210
2nd Lien Term Loan,
1-month LIBOR + 6.75%, 9.05% (A), 09/06/2026	64,009	63,769
Serta Simmons Bedding LLC 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.77% (A), 11/08/2023	295,489	266,679

		1,529,362

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Household Products - 0.2%
Diamond BV Term Loan, 3-Month LIBOR + 3.00%, 5.53% (A), 09/06/2024	$ 1,169,405	$ 1,153,325

Industrial Conglomerates - 0.1%
Auris Luxembourg III SARL Term Loan B, TBD, 07/20/2025 (G) (H)	145,915	146,736
One Call Corp. Term Loan B, 1-month LIBOR + 5.25%, 7.53% (A), 11/25/2022	351,270	328,437

		475,173

Insurance - 0.7%
Alliant Holdings I, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 5.28% (A), 05/09/2025	1,100,795	1,098,903
Hub International, Ltd. Term Loan B, 3-Month LIBOR + 3.00%, 5.49% (A), 04/25/2025	328,532	327,594
Hyperion Insurance Group, Ltd. Repriced Term Loan, 1-Month LIBOR + 3.50%, 5.81% (A), 12/20/2024	958,966	962,761
NFP Corp. Term Loan B, 1-Month LIBOR + 3.00%, 5.30% (A), 01/08/2024	632,313	629,626
Sedgwick Claims Management Services, Inc. 1st Lien Term Loan,
1-Month LIBOR + 2.75%, 5.05% (A), 03/01/2021	822,612	822,318
2nd Lien Term Loan,
1-Month LIBOR + 5.75%, 8.05% (A), 02/28/2022	644,912	645,315
York Risk Services Holding Corp. Term Loan B, 1-Month LIBOR + 3.75%, 6.05% (A), 10/01/2021	823,566	797,623

		5,284,140

IT Services - 0.8%
Allied Universal Holdco LLC Term Loan,
3-Month LIBOR + 3.75%, 6.14% (A), 07/28/2022	394,937	392,962
3-Month LIBOR + 3.25%, 6.64% (A), 07/28/2022	445,000	442,219
First Data Corp. Term Loan, 1-Month LIBOR + 2.00%, 4.29% (A), 04/26/2024	519,394	518,190
GTT Communications, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 5.05% (A), 05/31/2025	705,138	695,332

	Principal	Value
LOAN ASSIGNMENTS (continued)
IT Services (continued)
Harland Clarke Holdings Corp. Term Loan B7, 3-Month LIBOR + 4.75%, 7.14% (A), 11/03/2023	$ 523,465	$ 488,567
MoneyGram International, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 5.55% (A), 03/27/2020	1,160,581	1,102,552
PI US MergerCo, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.80% (A), 12/20/2024	822,649	818,364
Tempo Acquisition LLC Term Loan, 1-Month LIBOR + 3.00%, 5.30% (A), 05/01/2024	1,030,349	1,029,382
Verscend Holding Corp. Term Loan B, 1-Month LIBOR + 4.50%, 6.80% (A), 08/27/2025	221,371	222,686

		5,710,254

Leisure Products - 0.0% (C)
Zodiac Pool Solutions LLC Term Loan B, 1-month LIBOR + 2.25%, 4.55% (A), 07/02/2025	52,001	51,936

Life Sciences Tools & Services - 0.1%
Avantor, Inc. 1st Lien Term Loan, 1-Month LIBOR + 4.00%, 6.30% (A), 11/21/2024	102,452	103,028
Parexel International Corp. Term Loan B, 1-Month LIBOR + 2.75%, 5.05% (A), 09/27/2024	942,898	929,148

		1,032,176

Machinery - 1.1%
Circor International, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.78% (A), 12/11/2024	1,181,653	1,179,437
Clark Equipment Co. Term Loan B, 1-Month LIBOR + 2.00%, 4.38% (A), 05/18/2024	25,502	25,400
Crosby US Acquisition Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.00%, 5.28% (A), 11/23/2020	1,225,352	1,207,354
Engineered Machinery Holdings, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 5.64% (A), 07/19/2024	1,011,950	1,000,565
Gardner Denver, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 5.05% (A), 07/30/2024	784,339	785,880

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Machinery (continued)
Hayward Industries, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.79% (A), 08/05/2024	$ 1,047,897	$ 1,052,810
MW Industries, Inc. Term Loan B, 3-Month LIBOR + 3.50%, 5.89% (A), 09/29/2024	1,271,273	1,272,862
Rexnord LLC Term Loan B, 1-Month LIBOR + 2.00%, 4.29% (A), 08/21/2024	149,779	149,896
Shape Technologies Group, Inc. Term Loan, 3-Month LIBOR + 3.00%, 5.30% (A), 04/20/2025	319,484	318,685
Tecomet, Inc. Repriced Term Loan, 1-Month LIBOR + 3.50%, 5.78% (A), 05/01/2024	631,074	631,468
Wastequip LLC 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.79% (A), 03/20/2025	110,623	110,969

		7,735,326

Media - 1.4%
Checkout Holding Corp. 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 5.81% (A), 04/04/2021	995,000	369,809
Cogeco Communications II L.P. 1st Lien Term Loan, 1-Month LIBOR + 2.38%, 4.68% (A), 01/03/2025	1,137,150	1,131,180
CSC Holdings LLC 1st Lien Term Loan,
1-Month LIBOR + 2.25%, 4.53% (A), 07/17/2025	479,853	477,148
Term Loan B,
1-Month LIBOR + 2.50%, 4.78% (A), 01/25/2026	406,347	406,652
Delta 2 SARL Term Loan, 1-Month LIBOR + 2.50%, 4.80% (A), 02/01/2024	830,000	820,662
Entravision Communications Corp. Term Loan B, 1-Month LIBOR + 2.75%, 5.05% (A), 11/29/2024	1,168,064	1,151,516
ION Media Networks, Inc. Term Loan B3, 2-Month LIBOR + 2.75%, 5.05% (A), 12/18/2020	225,436	225,577
McGraw-Hill Global Education Holdings LLC Term Loan B, 1-Month LIBOR + 4.00%, 6.30% (A), 05/04/2022	1,154,348	1,101,990

	Principal	Value
LOAN ASSIGNMENTS (continued)
Media (continued)
NAI Entertainment Holdings LLC Term Loan B, 1-Month LIBOR + 2.50%, 4.81% (A), 05/08/2025	$ 92,646	$ 92,415
Numericable Group SA
Term Loan B11,
3-Month LIBOR + 2.75%, 5.05% (A), 07/31/2025	310,023	300,820
Term Loan B12,
1-Month LIBOR + 3.69%, 5.97% (A), 01/31/2026	376,992	368,588
Rentpath, Inc.
2nd Lien Term Loan,
1-Month LIBOR + 9.00%, 11.31% (A), 12/17/2022	765,000	445,613
Term Loan,
1-Month LIBOR + 4.75%, 7.06% (A), 12/17/2021	368,618	301,713
Telenet Financing LLC Term Loan AN, 1-Month LIBOR + 2.25%, 4.53% (A), 08/15/2026	441,974	440,040
Unitymedia Finance LLC Term Loan B, 1-Month LIBOR + 2.25%, 4.53% (A), 09/30/2025	764,378	762,944
Univision Communications, Inc. Term Loan C5, 1-Month LIBOR + 2.75%, 5.05% (A), 03/15/2024	815,924	781,078
UPC Financing Partnership Term Loan AR, 1-Month LIBOR + 2.50%, 4.78% (A), 01/15/2026	151,527	150,840
Ziggo Secured Finance Partnership Term Loan E, 1-Month LIBOR + 2.50%, 4.78% (A), 04/15/2025	850,000	832,601

		10,161,186

Metals & Mining - 0.2%
Covia Holdings Corp. Term Loan, 3-Month LIBOR + 3.75%, 6.14% (A), 06/01/2025	696,615	584,112
U.S. Silica Co. Term Loan B, 1-Month LIBOR + 4.00%, 6.31% (A), 05/01/2025	715,774	646,702

		1,230,814

Multiline Retail - 0.1%
Hudson’s Bay Co. Term Loan B, 1-Month LIBOR + 3.25%, 5.54% (A), 09/30/2022	400,021	391,021

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Oil, Gas & Consumable Fuels - 0.8%
Delek US Holdings, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 4.55% (A), 03/31/2025	$ 277,918	$ 277,744
EG Finco Ltd.
2nd Lien Term Loan,
3-Month LIBOR + 8.00%, 10.39% (A), 04/20/2026	270,270	267,568
Term Loan,
3-Month LIBOR + 4.00%, 6.39% (A), 02/07/2025	549,323	547,950
Energy Transfer Equity, LP Term Loan B, 1-Month LIBOR + 2.00%, 4.30% (A), 02/02/2024	256,262	256,101
Lucid Energy Group II LLC 1st Lien Term Loan, 1-Month LIBOR + 3.00%, 5.28% (A), 02/17/2025	828,137	810,884
Medallion Midland Acquisition LLC 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 5.55% (A), 10/30/2024	1,166,609	1,154,213
MEG Energy Corp. Term Loan B, 1-Month LIBOR + 3.50%, 5.81% (A), 12/31/2023	241,618	241,920
Osum Productions Corp. Term Loan, 3-Month LIBOR + 5.50%, 7.89% (A), 07/28/2020	912,868	839,839
TEX Operations Co. LLC Term Loan B, 1-Month LIBOR + 2.00%, 4.30% (A), 08/04/2023	240,011	239,111
Traverse Midstream Partners LLC Term Loan, 6-Month LIBOR + 4.00%, 6.60% (A), 09/27/2024	1,043,711	1,048,929

		5,684,259

Personal Products - 0.2%
Coty, Inc. Term Loan B, 3-Month LIBOR + 2.25%, 4.53% (A), 04/07/2025	832,913	814,172
HLF Financing SARL Term Loan B, 1-month LIBOR + 3.25%, 5.55% (A), 08/18/2025	381,677	382,870

		1,197,042

Pharmaceuticals - 0.7%
Akorn, Inc. Term Loan B, 1-Month LIBOR + 4.75%, 7.81% (A), 04/16/2021	1,010,000	932,356

	Principal	Value
LOAN ASSIGNMENTS (continued)
Pharmaceuticals (continued)
Alphabet Holding Co., Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 5.80% (A), 09/26/2024	$ 1,273,450	$ 1,214,156
Alvogen Pharma US, Inc. Term Loan B, 1-month LIBOR + 4.75%, 7.05% (A), 04/02/2022	882,384	884,590
Amneal Pharmaceuticals LLC Term Loan B, 1-Month LIBOR + 3.50%, 5.81% (A), 05/04/2025	657,152	658,795
Endo Luxembourg Finance Co. I SARL Term Loan B, 1-Month LIBOR + 4.25%, 6.56% (A), 04/29/2024	637,900	639,229
Valeant Pharmaceuticals International, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 5.27% (A), 06/02/2025	388,968	389,185

		4,718,311

Professional Services - 0.2%
Cast and Crew Payroll LLC 1st Lien Term Loan B, 1-Month LIBOR + 2.75%, 5.06% (A), 09/27/2024	751,404	750,778
Everi Payments, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 5.30% (A), 05/09/2024	671,001	673,797
Stiphout Finance LLC 1st Lien Term Loan, 1-Month LIBOR + 3.00%, 5.30% (A), 10/26/2022	111,533	112,508

		1,537,083

Real Estate Management & Development - 0.3%
Brookfield WEC Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 6.05% (A), 08/01/2025	679,958	683,924
CityCenter Holdings LLC Term Loan B, 1-Month LIBOR + 2.25%, 4.55% (A), 04/18/2024	722,251	720,106
DTZ U.S. Borrower LLC Term Loan B, 1-Month LIBOR + 3.25%, 5.55% (A), 08/21/2025 (G)	776,821	775,989

		2,180,019

Road & Rail - 0.1%
Navistar Financial Corp. Term Loan B, 1-Month LIBOR + 3.75%, 6.06% (A), 08/03/2025	661,533	662,773

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Software - 1.9%
Almonde, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 5.89% (A), 06/13/2024	$ 962,637	$ 956,448
Applied Systems, Inc. 2nd Lien Term Loan, 3-Month LIBOR + 7.00%, 9.39% (A), 09/19/2025	234,232	238,682
Barracuda Networks, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 5.54% (A), 02/12/2025	1,036,968	1,036,645
BMC Software Finance, Inc. Term Loan B, 3-Month LIBOR + 4.25%, 6.65% (A), 10/02/2025	1,202,050	1,204,454
Cypress Intermediate Holdings III, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.00%, 5.31% (A), 04/26/2024	1,028,993	1,029,207
Epicor Software Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 5.56% (A), 06/01/2022	1,122,279	1,123,282
Greeneden U.S. Holdings II LLC Term Loan B, 1-Month LIBOR + 3.50%, 5.80% (A), 12/01/2023	647,644	648,615
Infor, Inc. Term Loan B6, 3-Month LIBOR + 2.75%, 5.14% (A), 02/01/2022	653,363	650,640
Informatica LLC Term Loan, 1-Month LIBOR + 3.25%, 5.55% (A), 08/05/2022	1,183,030	1,185,248
ION Trading Technologies SARL Term Loan B, 3-Month LIBOR + 4.00%, 6.39% (A), 11/21/2024	1,005,460	996,662
Kronos, Inc. Term Loan B, 3-Month LIBOR + 3.00%, 5.34% (A), 11/01/2023	497,500	497,759
MA FinanceCo. LLC Term Loan B2,
1-Month LIBOR + 2.25%, 4.55% (A), 11/19/2021	456,964	452,508
Term Loan B3, 1-Month LIBOR + 2.50%, 4.80% (A), 06/21/2024	11,271	11,145
McAfee LLC Term Loan B, 1-Month LIBOR + 4.50%, 6.79% (A), 09/30/2024	631,395	632,184
Seattle Spinco, Inc. Term Loan B3, 1-Month LIBOR + 2.50%, 4.80% (A), 06/21/2024	76,119	75,310

	Principal	Value
LOAN ASSIGNMENTS (continued)
Software (continued)
Sophia, LP Term Loan B, 3-Month LIBOR + 3.25%, 5.64% (A), 09/30/2022	$ 1,504,378	$ 1,505,005
SS&C Technologies Holdings Europe SARL Term Loan B4, 1-Month LIBOR + 2.25%, 4.55% (A), 04/16/2025	119,402	118,749
SS&C Technologies, Inc. Term Loan B3, 1-Month LIBOR + 2.25%, 4.55% (A), 04/16/2025	308,055	306,370
Vertafore, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 5.55% (A), 07/02/2025	510,597	508,409
2nd Lien Term Loan, 1-month LIBOR + 7.25%, 9.55% (A), 07/02/2026	202,041	202,041

		13,379,363

Specialty Retail - 0.4%
Bass Pro Group LLC Term Loan B, 1-Month LIBOR + 5.00%, 7.30% (A), 09/25/2024	1,139,490	1,139,253
Party City Holdings, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 5.06% (A), 08/19/2022	794,607	796,736
Staples, Inc. Term Loan B, 3-Month LIBOR + 4.00%, 6.34% (A), 09/12/2024	817,319	813,616
Titan Acquisition Ltd. Term Loan B, 1-Month LIBOR + 3.00%, 5.30% (A), 03/28/2025	220,221	207,008

		2,956,613

Technology Hardware, Storage & Peripherals - 0.1%
Oberthur Technologies SA Term Loan B1, 3-Month LIBOR + 3.75%, 5.99% (A), 01/10/2024	992,443	993,684

Textiles, Apparel & Luxury Goods - 0.0% (C)
Varsity Brands, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 5.80% (A), 12/15/2024	76,924	76,956

Transportation Infrastructure - 0.2%
Drew Marine Partners LP 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 5.55% (A), 11/19/2020	1,193,734	1,187,765

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
LOAN ASSIGNMENTS (continued)
Wireless Telecommunication Services - 0.2%
Sprint Communications, Inc. 1st Lien Term Loan B, 1-Month LIBOR + 2.50%, 4.81% (A), 02/02/2024	$ 1,585,676	$ 1,582,373

Total Loan Assignments (Cost $130,240,325)		128,110,582

U.S. GOVERNMENT AGENCY OBLIGATION - 0.2%
Federal National Mortgage Association 4.00%, 07/01/2047	1,540,200	1,541,096

Total U.S. Government Agency Obligation (Cost $1,597,476)		1,541,096

U.S. GOVERNMENT OBLIGATIONS - 0.6%
U.S. Treasury - 0.6%
U.S. Treasury Note 1.63%, 02/15/2026	395,000	357,336
2.38%, 01/31/2023	125,000	122,012
2.50%, 01/31/2025	500,000	484,336
2.75%, 06/30/2025 - 02/15/2028	2,817,000	2,730,219
2.88%, 08/15/2028	881,000	860,110

Total U.S. Government Obligations (Cost $4,618,614)		4,554,013

	Shares	Value
COMMON STOCK - 0.0% (C)
Machinery - 0.0% (C)
Ameriforge Group, Inc. (I)	2,679	128,592

Total Common Stock (Cost $91,086)		128,592

PREFERRED STOCKS - 2.6%
Banks - 1.5%
Banco Santander SA, 3-Month LIBOR + 0.52%, 4.00% (A)	49,970	1,107,835
Bank of America Corp., Series K*, Fixed until 12/15/2066, 6.45% (A)	6,800	172,652
Deutsche Bank Contingent Capital Trust II, 6.55% (F)	39,850	1,001,829
GMAC Capital Trust I, Series 2, 3-Month LIBOR + 5.79%, 8.10% (A)	259,000	6,801,340
ING Groep NV, 6.13%	13,745	347,199
Royal Bank of Scotland Group PLC, Series S, 6.60%	43,000	1,086,610

		10,517,465

	Shares	Value
PREFERRED STOCKS (continued)
Banks (continued)
Capital Markets - 0.5%
Apollo Global Management LLC, Series B, 6.38%	90,000	$ 2,222,100
Oaktree Capital Group LLC, Series A, 6.63% (F)	44,000	1,104,840

		3,326,940

Insurance - 0.0% (C)
WR Berkley Corp., 5.70%	14,170	331,578

Oil, Gas & Consumable Fuels - 0.6%
Enbridge, Inc., Series B, Fixed until 04/15/2023, 6.38% (A)(F)	60,000	1,480,800
Energy Transfer Operating, LP, Series C, Fixed until 05/15/2023, 7.38% (A)	110,000	2,721,400

		4,202,200

Total Preferred Stocks (Cost $18,442,658)		18,378,183

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.2%
U.S. Treasury Bill
2.04% (J) (K), 11/08/2018	$ 1,300,000	1,299,472
2.09% (J) (K), 12/06/2018	325,000	324,326

Total Short-Term U.S. Government Obligations (Cost $1,623,845)		1,623,798

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 1.3%
Money Market Fund - 1.3%
State Street Institutional U.S. Government Money Market Fund	9,357,456	9,357,456

Total Short-Term Investment Companies (Cost $9,357,456)		9,357,456

OTHER INVESTMENT COMPANY - 3.7%
Securities Lending Collateral - 3.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (J)	26,196,178	26,196,178

Total Other Investment Company (Cost $26,196,178)		26,196,178

Total Investments (Cost $754,279,301)		734,012,030
Net Other Assets (Liabilities) - (3.2)%		(23,052,828)

Net Assets - 100.0%		$ 710,959,202

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	Short	(926)	12/19/2018	$(111,259,539)	$(109,673,125)	$1,586,414	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
GSC	12/19/2018	USD	7,182,613	EUR	6,100,000	$241,906	$—

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$122,232,166	$—	$122,232,166
Corporate Debt Securities	—	364,478,605	—	364,478,605
Foreign Government Obligations	—	57,411,361	—	57,411,361
Loan Assignments	—	128,110,582	—	128,110,582
U.S. Government Agency Obligation	—	1,541,096	—	1,541,096
U.S. Government Obligations	—	4,554,013	—	4,554,013
Common Stock	128,592	—	—	128,592
Preferred Stocks	18,378,183	—	—	18,378,183
Short-Term U.S. Government Obligations	—	1,623,798	—	1,623,798
Short-Term Investment Companies	9,357,456	—	—	9,357,456
Other Investment Company	26,196,178	—	—	26,196,178

Total Investments	$54,060,409	$679,951,621	$—	$734,012,030

Other Financial Instruments
Futures Contracts (M)	$1,586,414	$—	$—	$1,586,414
Forward Foreign Currency Contracts (M)	—	241,906	—	241,906

Total Other Financial Instruments	$1,586,414	$241,906	$—	$1,828,320

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $200,893,784, representing 28.3% of the Fund’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the total value of Regulation S securities is $66,399,583, representing 9.3% of the Fund’s net assets.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $25,646,274. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2018. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	All or a portion of the security represents unsettled loan commitments at October 31, 2018 where the rate will be determined at time of settlement.
(I)	Non-income producing security.
(J)	Rates disclosed reflect the yields at October 31, 2018.
(K)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $1,623,798.
(L)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

CURRENCY ABBREVIATIONS:

EUR	Euro

IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Sol
UYU	Uruguayan Peso

COUNTERPARTY ABBREVIATION:

GSC	Goldman Sachs & Co.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica US Growth

(unaudited)

MARKET ENVIRONMENT

U.S. equities, measured by the S&P 500®, rose for the 12-month period ended October 31, 2018. The U.S. Federal Reserve (“Fed”) raised its benchmark interest rate several times during the period, in line with expectations. Despite continued political turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December, tax reform was a key area of focus, culminating with a tax reform bill signed into law by President Trump.

Entering 2018, bullish sentiment was exceptionally strong, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February, leading to heightened levels of volatility. By the summer, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in October, as U.S. equities saw their worst performance in recent years. Concerns surrounding slowing global growth, rich valuations and volatile U.S. and China trade relations weighed heavily on sentiment.

Returns varied by market cap, as large-cap stocks, as measured by the S&P 500®, outperformed small and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400® Index, respectively.

PERFORMANCE

For the year ended October 31, 2018, Transamerica US Growth (Class A) returned 11.74%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned 10.71%.

STRATEGY REVIEW

We adhere to a disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance largely via stock selection.

The Fund outperformed its benchmark due largely to stock selection within the information technology, consumer discretionary, and communication services sectors. This was partially offset by weaker holdings in health care. Sector allocation, a result of our bottom-up stock selection process, also contributed to relative performance. The Fund’s underweight in materials and lack of allocation in real estate contributed the most.

The Fund’s largest individual contributors included NetApp, Inc., a cloud and data services company; GoDaddy, Inc., a web-hosting company; and Mastercard, Inc., a global financial services corporation. The Fund’s largest individual detractors included Mohawk Industries, Inc., a flooring manufacturer, and underweight positions in Apple, Inc., a global technology company, and Microsoft Corp., a multinational technology and software firm. We eliminated our position in Mohawk Industries, Inc.

Mammen Chally, CFA

Douglas McLane, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Repurchase Agreement	1.0
Other Investment Company	0.0 *
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2018

Transamerica US Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	5.58%	10.89%	11.33%	11/13/2009
Class A (NAV)	11.74%	12.15%	12.04%	11/13/2009
Russell 1000® Growth Index (A)	10.71%	13.43%	14.62%
Class B (POP)	5.64%	10.96%	11.21%	11/13/2009
Class B (NAV)	10.60%	11.09%	11.21%	11/13/2009
Class C (POP)	9.78%	11.26%	11.19%	11/13/2009
Class C (NAV)	10.78%	11.26%	11.19%	11/13/2009
Class I (NAV)	12.01%	12.51%	12.78%	11/30/2009
Class I2 (NAV)	12.18%	12.66%	12.65%	11/13/2009
Class T (POP)	2.57%	10.59%	11.68%	02/10/2012
Class T (NAV)	12.10%	12.57%	13.17%	02/10/2012
Class T1 (POP)	9.10%	N/A	13.76%	03/17/2017
Class T1 (NAV)	11.88%	N/A	15.54%	03/17/2017
Advisor Class (NAV)	11.96%	N/A	18.55%	12/16/2016

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares, 8.5% for T shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares or 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica US Growth

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense - 2.7%
Boeing Co.	80,291	$ 28,492,064

Banks - 0.7%
SVB Financial Group (A)	29,634	7,030,074

Beverages - 1.8%
Constellation Brands, Inc., Class A	41,126	8,193,533
Monster Beverage Corp. (A)	212,678	11,240,032

		19,433,565

Biotechnology - 2.5%
Biogen, Inc. (A)	25,209	7,670,342
Incyte Corp. (A)	51,385	3,330,776
Seattle Genetics, Inc. (A)	104,420	5,861,095
Vertex Pharmaceuticals, Inc. (A)	54,160	9,177,953

		26,040,166

Building Products - 0.6%
Fortune Brands Home & Security, Inc.	151,403	6,787,396

Capital Markets - 2.4%
BlackRock, Inc.	16,019	6,590,537
Intercontinental Exchange, Inc.	135,864	10,466,963
MarketAxess Holdings, Inc.	39,208	8,220,741

		25,278,241

Chemicals - 1.7%
PPG Industries, Inc.	119,042	12,510,124
Sherwin-Williams Co.	14,928	5,873,720

		18,383,844

Commercial Services & Supplies - 0.7%
Copart, Inc. (A)	159,422	7,797,330

Consumer Finance - 0.9%
Capital One Financial Corp.	102,329	9,137,980

Diversified Telecommunication Services - 1.4%
Verizon Communications, Inc.	266,581	15,219,109

Electrical Equipment - 1.5%
AMETEK, Inc.	134,275	9,007,167
Eaton Corp. PLC	98,403	7,052,543

		16,059,710

Electronic Equipment, Instruments & Components - 0.9%
CDW Corp.	101,791	9,162,208

Entertainment - 1.0%
Netflix, Inc. (A)	36,444	10,998,070

Equity Real Estate Investment Trusts - 1.0%
American Tower Corp.	70,826	11,035,399

Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	75,420	17,243,275

Health Care Equipment & Supplies - 4.3%
Baxter International, Inc.	224,053	14,005,553
Boston Scientific Corp. (A)	336,720	12,169,061
Edwards Lifesciences Corp. (A)	59,693	8,810,687
Teleflex, Inc.	42,187	10,156,098

		45,141,399

Health Care Providers & Services - 2.8%
UnitedHealth Group, Inc.	113,895	29,766,458

Hotels, Restaurants & Leisure - 1.0%
Hilton Worldwide Holdings, Inc.	148,713	10,583,904

	Shares	Value
COMMON STOCKS (continued)
Household Products - 1.0%
Colgate-Palmolive Co.	171,881	$ 10,235,514

Insurance - 0.9%
Allstate Corp.	99,346	9,509,399

Interactive Media & Services - 8.9%
Alphabet, Inc., Class A (A)	43,993	47,977,886
Alphabet, Inc., Class C (A)	19,414	20,904,413
Facebook, Inc., Class A (A)	165,467	25,116,236

		93,998,535

Internet & Direct Marketing Retail - 7.7%
Amazon.com, Inc. (A)	35,247	56,325,058
Booking Holdings, Inc. (A)	9,475	17,761,646
Wayfair, Inc., Class A (A)	63,185	6,968,674

		81,055,378

IT Services - 9.5%
EPAM Systems, Inc. (A)	66,833	7,984,538
FleetCor Technologies, Inc. (A)	61,052	12,212,232
Global Payments, Inc.	119,189	13,614,959
GoDaddy, Inc., Class A (A)	216,315	15,827,769
Mastercard, Inc., Class A	185,640	36,695,459
PayPal Holdings, Inc. (A)	163,629	13,775,925

		100,110,882

Life Sciences Tools & Services - 1.5%
Thermo Fisher Scientific, Inc.	68,929	16,105,261

Machinery - 3.7%
Gardner Denver Holdings, Inc. (A)	182,507	4,938,639
Illinois Tool Works, Inc.	67,633	8,627,942
Middleby Corp. (A)	62,260	6,991,798
Nordson Corp.	75,187	9,223,189
Snap-on, Inc.	58,341	8,981,014

		38,762,582

Media - 1.1%
Comcast Corp., Class A	302,149	11,523,963

Multiline Retail - 1.1%
Dollar Tree, Inc. (A)	140,189	11,817,933

Oil, Gas & Consumable Fuels - 0.8%
Continental Resources, Inc. (A)	153,947	8,109,928

Personal Products - 0.9%
Estee Lauder Cos., Inc., Class A	71,586	9,838,780

Pharmaceuticals - 1.7%
Allergan PLC	58,207	9,197,288
Bristol-Myers Squibb Co.	172,089	8,697,378

		17,894,666

Professional Services - 1.2%
Equifax, Inc.	53,096	5,386,058
IHS Markit, Ltd. (A)	143,285	7,526,761

		12,912,819

Road & Rail - 1.4%
JB Hunt Transport Services, Inc.	55,941	6,187,634
Norfolk Southern Corp.	54,747	9,188,189

		15,375,823

Semiconductors & Semiconductor Equipment - 2.3%
Advanced Micro Devices, Inc. (A)	480,037	8,741,474
Micron Technology, Inc. (A)	241,831	9,121,865

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica US Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
ON Semiconductor Corp. (A)	352,975	$ 6,000,575

		23,863,914

Software - 12.7%
Adobe, Inc. (A)	70,554	17,339,351
Guidewire Software, Inc. (A)	102,510	9,120,315
Microsoft Corp.	505,568	53,999,718
salesforce.com, Inc. (A)	142,051	19,495,079
ServiceNow, Inc. (A)	52,753	9,550,403
SS&C Technologies Holdings, Inc.	189,560	9,697,889
Workday, Inc., Class A (A)	112,881	15,015,431

		134,218,186

Specialty Retail - 1.5%
TJX Cos., Inc.	146,293	16,074,675

Technology Hardware, Storage & Peripherals - 7.5%
Apple, Inc.	309,229	67,677,859
NetApp, Inc.	153,165	12,021,921

		79,699,780

Textiles, Apparel & Luxury Goods - 4.3%
NIKE, Inc., Class B	310,631	23,309,750
Under Armour, Inc., Class C (A) (B)	509,557	10,104,515
VF Corp.	141,928	11,762,993

		45,177,258

Total Common Stocks (Cost $683,102,647)		1,049,875,468

	Shares	Value
OTHER INVESTMENT COMPANY - 0.0% (C)
Securities Lending Collateral - 0.0% (C)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (D)	104,328	$ 104,328

Total Other Investment Company (Cost $104,328)		104,328

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 1.25% (D), dated 10/31/2018, to be repurchased at $10,244,583 on 11/01/2018. Collateralized by a U.S. Government Obligation, 2.00%, due 10/31/2021, and with a value of $10,452,951.	$ 10,244,228	10,244,228

Total Repurchase Agreement (Cost $10,244,228)		10,244,228

Total Investments (Cost $693,451,203)		1,060,224,024
Net Other Assets (Liabilities) - (0.2)%		(1,706,945)

Net Assets - 100.0%		$ 1,058,517,079

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,049,875,468	$—	$—	$1,049,875,468
Other Investment Company	104,328	—	—	104,328
Repurchase Agreement	—	10,244,228	—	10,244,228

Total Investments	$1,049,979,796	$10,244,228	$—	$1,060,224,024

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $102,164. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rates disclosed reflect the yields at October 31, 2018.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2018

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth	Transamerica Concentrated Growth	Transamerica Dividend Focused
Assets:
Investments, at value (A) (B)	$138,279,105	$646,608,495	$1,327,797,744	$187,912,639	$593,343,296
Repurchase agreements, at value (C)	—	12,375,516	124,734,473	498,409	4,609,154
Cash	1,019,975	19,183	—	—	—
Foreign currency, at value (D)	—	—	566	—	—
Receivables and other assets:
Investments sold	87,882	934	8,744,936	998,752	—
When-issued, delayed-delivery, forward and TBA commitments sold	15,287	—	—	—	—
Net income from securities lending	286	3,100	5,659	238	795
Shares of beneficial interest sold	—	4,151,457	10,173,971	45	31,032
Dividends and/or distributions	53,384	—	—	52,026	778,045
Interest	363,485	5,116,921	4,331	17	160
Tax reclaims	294	933	—	90,449	206,662
Due from investment manager	36,239	—	—	—	—
Variation margin receivable on futures contracts	9,047	—	—	—	—
Total assets	139,864,984	668,276,539	1,471,461,680	189,552,575	598,969,144

Liabilities:
Cash collateral received upon return of:
Securities on loan	840,352	12,201,208	17,317,496	—	3,206,531
Cash collateral at broker for:
OTC derivatives (E)	—	—	3,550,000	—	—
Payables and other liabilities:
Investments purchased	75,857	—	22,324,832	711,454	—
When-issued, delayed-delivery, forward and TBA commitments purchased	6,598,853	15,310,114	—	—	—
Shares of beneficial interest redeemed	34,763	951,598	6,668,510	129,304	351,479
Dividends and/or distributions	—	319,616	—	—	—
Investment management fees	—	150,422	978,323	121,018	393,048
Distribution and service fees	38,485	60,690	225,763	1,297	25,299
Transfer agent fees	1,512	64,250	141,095	6,162	9,726
Trustees, CCO and deferred compensation fees	306	1,586	2,680	497	1,592
Audit and tax fees	24,396	27,455	23,843	22,210	22,115
Custody fees	5,598	21,754	35,356	7,810	17,760
Legal fees	1,213	4,272	9,135	1,782	5,826
Printing and shareholder reports fees	6,975	32,633	57,082	9,732	27,500
Registration fees	1,964	4,017	7,211	6,318	8,659
Other accrued expenses	997	6,133	7,329	1,464	4,895
Total liabilities	7,631,271	29,155,748	51,348,655	1,019,048	4,074,430
Net assets	$132,233,713	$639,120,791	$1,420,113,025	$188,533,527	$594,894,714

Net assets consist of:
Paid-in capital	$126,593,379	$652,082,836	$1,057,523,668	$118,271,811	$442,480,631
Total distributable earnings	5,640,334	(12,962,045)	362,589,357	70,261,716	152,414,083
Net assets	$132,233,713	$639,120,791	$1,420,113,025	$188,533,527	$594,894,714

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth	Transamerica Concentrated Growth		Transamerica Dividend Focused
Net assets by class:
Class A	$—	$87,523,348	$384,192,831	$1,298,136		$83,566,912
Class B	—	115,497	786,377	—		—
Class C	—	44,957,485	149,726,545	1,065,059		5,816,202
Class I	—	396,082,687	719,431,207	30,742,773		16,823,105
Class I2	—	101,250,894	165,523,448	155,403,061		484,565,318
Class I3	49,963,617	—	—	—		—
Class R	82,270,096	—	—	—		—
Class R6	—	9,180,560	—	—		4,081,313
Class T1	—	10,320	59,717	11,789		30,858
Advisor Class	—	—	392,900	12,709		11,006
Shares outstanding (unlimited shares, no par value):
Class A	—	9,784,126	14,332,038	72,064		7,891,451
Class B	—	12,898	37,541	—		—
Class C	—	5,057,797	6,994,557	61,063		552,222
Class I	—	44,202,496	25,573,762	1,718,142		1,589,192
Class I2	—	11,297,504	11,844,645	8,569,623		45,754,138
Class I3	4,895,003	—	—	—		—
Class R	8,063,240	—	—	—		—
Class R6	—	1,024,695	—	—		385,509
Class T1	—	1,154	2,223	653		2,904
Advisor Class	—	—	13,990	705		1,031
Net asset value per share: (F)
Class A	$—	$8.95	$26.81	$18.01		$10.59
Class B	—	8.95	20.95	—		—
Class C	—	8.89	21.41	17.44		10.53
Class I	—	8.96	28.13	17.89		10.59
Class I2	—	8.96	13.97	18.13		10.59
Class I3	10.21	—	—	—		—
Class R	10.20	—	—	—		—
Class R6	—	8.96	—	—		10.59
Class T1	—	8.94	26.86	18.06	(G)	10.63
Advisor Class	—	—	28.08	18.02	(G)	10.67
Maximum offering price per share: (H)
Class A	$—	$9.40	$28.37	$19.06		$11.21
Class T1	—	9.17	27.55	18.52		10.90

(A) Investments, at cost	$136,286,644	$654,259,950	$1,025,771,697	$137,532,336		$519,589,916
(B) Securities on loan, at value	$822,305	$11,948,034	$16,879,557	$—		$3,121,366
(C) Repurchase agreements, at cost	$—	$12,375,516	$124,734,473	$498,409		$4,609,154
(D) Foreign currency, at cost	$—	$—	$585	$—		$—

(E)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(F)	Net asset value per share for Class B, C, I, I2, I3, R, R6, and Advisor Class Shares represents offering price. The redemption price for Class A, B, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(G)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(H)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica Dynamic Allocation	Transamerica Dynamic Income	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Equity	Transamerica Event Driven
Assets:
Investments, at value (A) (B)	$24,071,620	$242,771,799	$701,573,871	$841,119,956	$85,897,326
Repurchase agreements, at value (C)	1,869,742	850,088	16,849,729	21,123,797	34,699,160
Cash	272	—	5,195,743	251,799	—
Cash collateral pledged at custodian for:
OTC derivatives (G)	—	—	1,600,000	—	3,500,000
Futures contracts	—	—	—	—	66,514
Cash collateral pledged at broker for:
Securities sold short	—	—	—	—	19,299,316
OTC derivatives (G)	—	—	—	—	135,266
Foreign currency, at value (D)	—	—	792,231	180,858	—
OTC swap agreements, at value	—	—	—	—	57,394
Receivables and other assets:
Investments sold	—	—	18,466,654	—	2,866,852
When-issued, delayed-delivery, forward and TBA commitments sold	—	—	1,330,794	—	—
Net income from securities lending	858	56,851	42,767	10,270	1,408
Shares of beneficial interest sold	—	131,217	1,609,557	4,741	95,000
Dividends and/or distributions	—	—	8,965	882,688	25,016
Interest	65	30	9,646,729	734	324,668
Tax reclaims	—	—	415	6,648	—
Due from investment manager	3,322	—	—	—	—
Variation margin receivable on futures contracts	—	—	—	—	239,286
Unrealized appreciation on forward foreign currency contracts	—	—	832,279	—	34,681
Total assets	25,945,879	243,809,985	757,949,734	863,581,491	147,241,887

Liabilities:
Securities sold short, at value (E)	—	—	—	—	24,008,961
Foreign currency overdraft, at value (D)	—	—	—	—	1,096
Cash collateral received upon return of:
Securities on loan	5,502,628	22,251,612	47,549,493	2,100,000	2,340,767
Securities sold short	—	—	—	—	295,564
Written options and swaptions, at value (F)	—	—	—	—	8,330
OTC swap agreements, at value	—	—	—	—	18,303
Payables and other liabilities:
Investments purchased	898,949	—	24,511,148	—	3,476,409
When-issued, delayed-delivery, forward and TBA commitments purchased	—	—	8,150,000	—	—
Shares of beneficial interest redeemed	2,529	623,953	1,054,255	328,469	62,405
Dividends, interest and fees for borrowings from securities sold short	—	—	—	—	34,867
Investment management fees	—	97,418	385,886	728,415	125,404
Distribution and service fees	7,598	117,817	12,796	2,563	—
Transfer agent fees	2,263	23,825	58,601	8,707	863
Trustees, CCO and deferred compensation fees	43	744	1,658	1,436	237
Audit and tax fees	18,804	20,300	35,975	36,679	25,600
Custody fees	3,653	4,185	126,385	232,538	61,427
Legal fees	151	2,380	7,603	4,197	1,043
Printing and shareholder reports fees	2,375	30,097	70,322	9,075	4,173
Registration fees	4,449	6,347	11,366	7,910	2,416
Other accrued expenses	2,742	1,968	9,180	5,773	38,350
Unrealized depreciation on forward foreign currency contracts	—	—	1,235,306	—	1,554
Total liabilities	6,446,184	23,180,646	83,219,974	3,465,762	30,507,769
Net assets	$19,499,695	$220,629,339	$674,729,760	$860,115,729	$116,734,118

Net assets consist of:
Paid-in capital	$18,816,035	$296,120,415	$788,569,363	$1,036,682,168	$117,202,623
Total distributable earnings	683,660	(75,491,076)	(113,839,603)	(176,566,439)	(468,505)
Net assets	$19,499,695	$220,629,339	$674,729,760	$860,115,729	$116,734,118

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica Dynamic Allocation		Transamerica Dynamic Income		Transamerica Emerging Markets Debt	Transamerica Emerging Markets Equity	Transamerica Event Driven
Net assets by class:
Class A	$10,935,371		$68,423,946		$15,293,582	$4,331,022	$—
Class C	5,944,130		108,855,626		10,088,613	1,624,935	—
Class I	2,609,430		43,329,677		481,999,442	6,653,012	705,748
Class I2	—		—		161,793,662	847,485,488	116,012,409
Class R6	—		—		5,512,543	—	—
Class T1	10,764		10,047		9,960	9,838	—
Advisor Class	—		10,043		31,958	11,434	15,961
Shares outstanding (unlimited shares, no par value):
Class A	926,038		7,745,445		1,553,159	468,348	—
Class C	510,941		12,379,922		1,033,189	177,556	—
Class I	221,486		4,904,019		48,768,895	713,629	68,115
Class I2	—		—		16,366,946	90,848,499	11,356,704
Class R6	—		—		558,004	—	—
Class T1	910		1,134		1,001	1,059	—
Advisor Class	—		1,137		3,197	1,204	1,539
Net asset value per share: (H)
Class A	$11.81		$8.83		$9.85	$9.25	$—
Class C	11.63		8.79		9.76	9.15	—
Class I	11.78		8.84		9.88	9.32	10.36
Class I2	—		—		9.89	9.33	10.22
Class R6	—		—		9.88	—	—
Class T1	11.82	(I)	8.86		9.95	9.29	—
Advisor Class	—		8.84	(I)	10.00	9.50	10.37
Maximum offering price per share: (J)
Class A	$12.50		$9.27		$10.34	$9.79	$—
Class T1	$12.12		$9.09		$10.21	$9.53	$—

(A) Investments, at cost	$21,343,040		$258,417,504		$747,823,596	$917,090,947	$88,268,349
(B) Securities on loan, at value	$5,387,020		$21,584,365		$46,549,840	$1,809,960	$2,282,067
(C) Repurchase agreements, at cost	$1,869,742		$850,088		$16,849,729	$21,123,797	$34,699,160
(D) Foreign currency, at cost	$—		$—		$793,683	$180,991	$(1,110)
(E) Proceeds received from securities sold short	$—		$—		$—	$—	$25,691,506
(F) Premium received on written options and swaptions	$—		$—		$—	$—	$(39,622)

(G)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(H)	Net asset value per share for Class C, I, I2, R6 and Advisor Class Shares represents offering price. The redemption price for Class A, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(I)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(J)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica Floating Rate	Transamerica Global Equity	Transamerica Government Money Market	Transamerica Growth	Transamerica High Quality Bond
Assets:
Investments, at value (A) (B)	$684,705,880	$105,543,420	$862,168,890	$201,782,797	$282,707,650
Repurchase agreements, at value (C)	31,348,871	409,945	362,279,094	480,965	—
Cash	—	—	—	—	4,614,885
Receivables and other assets:
Investments sold	5,087,574	11,627	—	742,535	3,076
When-issued, delayed-delivery, forward and TBA commitments sold	15,020,862	—	—	—	—
Net income from securities lending	1,609	101	—	318	1,092
Shares of beneficial interest sold	678,595	13,974	2,622,710	14,942	872
Dividends and/or distributions	2,758	150,806	—	54,548	—
Interest	3,095,378	15	523,779	—	1,474,216
Tax reclaims	—	46,493	—	29,096	8,380
Total assets	739,941,527	106,176,381	1,227,594,473	203,105,201	288,810,171

Liabilities:
Foreign currency overdraft, at value (D)	—	33	—	—	—
Cash collateral received upon return of:
Securities on loan	3,443,420	265,926	—	2,232,765	2,976,678
Payables and other liabilities:
Investments purchased	3,498,927	—	—	1,298,259	—
When-issued, delayed-delivery, forward and TBA commitments purchased	11,784,652	—	—	—	2,400,000
Shares of beneficial interest redeemed	625,487	62,294	2,366,649	124,277	640,390
Dividends and/or distributions	5,306	—	7,525	—	—
Due to custodian	313				—
Money market waiver due to investment manager	—	—	511,742	—	—
Investment management fees	399,682	102,906	141,921	156,310	76,333
Distribution and service fees	29,146	31,670	4,426,346	—	14,519
Transfer agent fees	27,321	16,971	212,628	1,412	1,823
Trustees, CCO and deferred compensation fees	1,461	305	2,568	602	725
Audit and tax fees	37,282	19,075	23,325	16,941	23,094
Custody fees	107,807	15,014	49,160	15,249	8,591
Legal fees	6,137	1,025	9,465	2,139	2,505
Printing and shareholder reports fees	29,238	15,122	46,546	12,164	10,755
Registration fees	7,231	2,581	7,804	2,004	3,802
Other accrued expenses	7,580	855	14,946	1,642	2,031
Unrealized depreciation on unfunded commitments	2,538	—	—	—	—
Total liabilities	20,013,528	533,777	7,820,625	3,863,764	6,161,246
Net assets	$719,927,999	$105,642,604	$1,219,773,848	$199,241,437	$282,648,925

Net assets consist of:
Paid-in capital	$727,682,023	$93,433,381	$1,219,773,848	$56,034,414	$293,463,332
Total distributable earnings	(7,754,024)	12,209,223	—	143,207,023	(10,814,407)
Net assets	$719,927,999	$105,642,604	$1,219,773,848	$199,241,437	$282,648,925

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica Floating Rate		Transamerica Global Equity		Transamerica Government Money Market	Transamerica Growth	Transamerica High Quality Bond
Net assets by class:
Class A	$37,011,081		$51,911,659		$171,707,322	$—	$—
Class B	—		187,188		449,468	—	—
Class C	22,412,088		20,289,078		13,477,230	—	—
Class I	187,447,067		32,282,846		21,281,375	—	—
Class I2	473,047,199		—		4,017,293	185,889,658	—
Class I3	—		—		106,430,313	—	231,290,818
Class R	—		—		—	—	13,519,988
Class R2	—		—		728,261,092	—	—
Class R4	—		—		174,149,755	—	37,838,119
Class R6	—		948,556		—	13,351,779	—
Class T1	10,564		11,225		—	—	—
Advisor Class	—		12,052		—	—	—
Shares outstanding (unlimited shares, no par value):
Class A	3,750,343		3,941,315		171,706,869	—	—
Class B	—		14,418		449,139	—	—
Class C	2,269,803		1,576,283		13,473,702	—	—
Class I	19,050,629		2,444,977		21,282,142	—	—
Class I2	47,916,386		—		4,016,906	16,871,212	—
Class I3	—		—		106,430,310	—	23,623,652
Class R	—		—		—	—	1,377,446
Class R2	—		—		728,261,090	—	—
Class R4	—		—		174,149,755	—	3,865,602
Class R6	—		71,758		—	1,212,115	—
Class T1	1,071		848		—	—	—
Advisor Class	—		887		—	—	—
Net asset value per share: (E)
Class A	$9.87		$13.17		$1.00	$—	$—
Class B	—		12.98		1.00	—	—
Class C	9.87		12.87		1.00	—	—
Class I	9.84		13.20		1.00	—	—
Class I2	9.87		—		1.00	11.02	—
Class I3	—		—		1.00	—	9.79
Class R	—		—		—	—	9.82
Class R2	—		—		1.00	—	—
Class R4	—		—		1.00	—	9.79
Class R6	—		13.22		—	11.02	—
Class T1	9.87	(F)	13.23	(F)	—	—	—
Advisor Class	—		13.59		—	—	—
Maximum offering price per share: (G)
Class A	$10.36		$13.94		$—	$—	$—
Class T1	10.12		13.57		—	—	—

(A) Investments, at cost	$691,681,371		$92,856,708		$862,168,890	$118,387,987	$285,433,427
(B) Securities on loan, at value	$3,373,189		$260,087		$—	$2,187,999	$2,916,014
(C) Repurchase agreements, at cost	$31,348,871		$409,945		$362,279,094	$480,965	$—
(D) Foreign currency, at cost	$—		$(34)		$—	$—	$—

(E)	Net asset value per share for Class B, C, I, I2, I3, R, R2, R4, R6, and Advisor shares represents offering price. The redemption price for Class A, B, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(F)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(G)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica High Yield Bond	Transamerica High Yield Muni	Transamerica Inflation Opportunities	Transamerica Inflation-Protected Securities	Transamerica Intermediate Bond
Assets:
Investments, at value (A) (B)	$1,485,383,645	$97,945,930	$151,055,179	$137,341,397	$3,341,110,605
Repurchase agreements, at value (C)	6,133,874	4,208,165	—	—	9,309,013
Cash	664,138	—	—	74,336	1,076,184
Cash collateral pledged at broker for:
OTC derivatives (E)	—	—	80,000	—	—
Foreign currency, at value (D)	—	—	321	18,204	—
Receivables and other assets:
Investments sold	7,421,023	—	—	106,765	37,829
When-issued, delayed-delivery, forward and TBA commitments sold	7,946,675	—	—	—	—
Net income from securities lending	84,846	20	48	113	9,791
Shares of beneficial interest sold	1,387,699	319,480	—	6,661	79,703
Dividends and/or distributions	—	144	—	—	—
Interest	22,267,444	1,566,888	585,812	359,475	20,297,587
Tax reclaims	—	—	513	—	—
Due from investment manager	—	—	—	15,900	—
Due from distributor	—	5,393	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	609,167	305,035	—
Total assets	1,531,289,344	104,046,020	152,331,040	138,227,886	3,371,920,712

Liabilities:
Cash collateral received upon return of:
Securities on loan	121,929,013	—	177,210	215,820	37,846,743
Cash collateral at broker for:
TBA commitments	—	—	—	—	680,952
Payables and other liabilities:
Investments purchased	1,022,268	8,966	—	—	—
When-issued, delayed-delivery, forward and TBA commitments purchased	2,690,278	—	—	—	382,441,241
Shares of beneficial interest redeemed	1,425,192	446,805	68,885	73,181	4,353,660
Dividends and/or distributions	237,054	2,269	—	—	—
Due to custodian	—	—	78,219	—	—
Investment management fees	321,647	58,796	83,917	—	643,788
Distribution and service fees	151,554	17,354	580	8,273	84,667
Transfer agent fees	50,334	9,593	1,432	875	21,004
Trustees, CCO and deferred compensation fees	3,806	201	373	485	6,640
Audit and tax fees	37,612	24,566	29,361	25,668	50,985
Custody fees	44,692	6,029	13,151	58,513	72,965
Legal fees	14,235	890	1,489	1,404	26,358
Printing and shareholder reports fees	107,813	8,036	6,680	7,324	99,897
Registration fees	4,403	5,043	6,063	3,076	12,219
Other accrued expenses	14,418	3,385	3,845	1,146	24,340
Unrealized depreciation on forward foreign currency contracts	—	—	18,067	29,499	—
Total liabilities	128,054,319	591,933	489,272	425,264	426,365,459
Net assets	$1,403,235,025	$103,454,087	$151,841,768	$137,802,622	$2,945,555,253

Net assets consist of:
Paid-in capital	$1,496,415,531	$106,500,497	$161,124,484	$148,964,533	$3,091,121,119
Total distributable earnings	(93,180,506)	(3,046,410)	(9,282,716)	(11,161,911)	(145,565,866)
Net assets	$1,403,235,025	$103,454,087	$151,841,768	$137,802,622	$2,945,555,253

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica High Yield Bond	Transamerica High Yield Muni	Transamerica Inflation Opportunities	Transamerica Inflation-Protected Securities	Transamerica Intermediate Bond
Net assets by class:
Class A	$87,027,895	$30,520,855	$719,083	$—	$—
Class B	113,416	—	—	—	—
Class C	31,361,325	11,388,997	456,044	—	—
Class I	80,140,555	61,523,219	2,156,103	—	—
Class I2	472,588,760	10,232	148,449,883	—	1,971,570,751
Class I3	298,603,879	—	—	111,873,424	697,789,766
Class R	42,801,834	—	—	10,508,311	94,747,685
Class R4	361,071,830	—	—	15,420,887	181,447,051
Class R6	29,499,054	—	50,620	—	—
Class T1	10,526	10,784	10,035	—	—
Advisor Class	15,951	—	—	—	—
Shares outstanding (unlimited shares, no par value):
Class A	9,825,872	2,692,313	75,058	—	—
Class B	12,809	—	—	—	—
Class C	3,560,333	1,003,332	48,458	—	—
Class I	8,995,050	5,414,671	223,868	—	—
Class I2	52,867,103	901	15,377,198	—	203,165,651
Class I3	33,422,292	—	—	11,621,585	71,776,120
Class R	4,791,344	—	—	1,088,839	9,740,233
Class R4	40,413,554	—	—	1,601,711	18,662,113
Class R6	3,300,987	—	5,243	—	—
Class T1	1,190	950	1,046	—	—
Advisor Class	1,788	—	—	—	—
Net asset value per share: (F)
Class A	$8.86	$11.34	$9.58	$—	$—
Class B	8.85	—	—	—	—
Class C	8.81	11.35	9.41	—	—
Class I	8.91	11.36	9.63	—	—
Class I2	8.94	11.36	9.65	—	9.70
Class I3	8.93	—	—	9.63	9.72
Class R	8.93	—	—	9.65	9.73
Class R4	8.93	—	—	9.63	9.72
Class R6	8.94	—	9.66	—	—
Class T1	8.85	11.35	9.59	—	—
Advisor Class	8.92	—	—	—	—
Maximum offering price per share: (G)
Class A	$9.30	$11.72	$10.06	$—	$—
Class T1	$9.08	$11.64	$9.84	$—	$—

(A) Investments, at cost	$1,556,551,853	$99,200,018	$158,528,477	$142,860,397	$3,435,902,580
(B) Securities on loan, at value	$119,412,872	$—	$173,636	$211,309	$37,061,855
(C) Repurchase agreements, at cost	$6,133,874	$4,208,165	$—	$—	$9,309,013
(D) Foreign currency, at cost	$—	$—	$326	$18,346	$—

(E)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(F)	Net asset value per share for Class B, C, I, I2, I3, R, R4, R6 and Advisor Class Shares represents offering price. The redemption price for Class A, B, C, and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(G)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica Intermediate Muni	Transamerica International Equity	Transamerica International Growth	Transamerica International Small Cap Value	Transamerica International Stock
Assets:
Investments, at value (A) (B)	$1,358,224,955	$5,501,325,668	$1,183,832,305	$733,399,297	$1,786,206
Repurchase agreements, at value (C)	50,948,066	6,208,006	25,823,423	689,472	—
Cash	—	—	1,395	—	44,155
Foreign currency, at value (D)	—	—	2,106,998	15	—
Receivables and other assets:
Investments sold	219,705	736,323	—	1,831,444	70
Net income from securities lending	—	279,100	2,740	12,859	—
Shares of beneficial interest sold	4,122,238	13,443,152	—	96,157	—
Dividends and/or distributions	24,992	23,070,027	3,659,364	2,339,185	389
Interest	16,154,552	216	897	24	—
Tax reclaims	—	7,497,154	2,444,052	660,325	34
Due from investment manager	—	—	—	—	23,183
Due from distributor	58,786	—	—	—	—
Total assets	1,429,753,294	5,552,559,646	1,217,871,174	739,028,778	1,854,037

Liabilities:
Foreign currency overdraft, at value (D)	—	30	—	—	70
Cash collateral received upon return of:
Securities on loan	—	100,261,093	—	6,587,825	—
Payables and other liabilities:
Investments purchased	98,730	5,598,604	—	—	—
When-issued, delayed-delivery, forward and TBA commitments purchased	4,560,708	—	—	—	—
Shares of beneficial interest redeemed	4,845,930	19,485,673	234,925	156,391	—
Dividends and/or distributions	585,365	—	—	—	—
Investment management fees	545,053	3,656,292	862,067	654,282	—
Distribution and service fees	198,272	130,583	11	—	114
Transfer agent fees	128,779	351,416	8,604	36,555	55
Trustees, CCO and deferred compensation fees	2,690	11,278	2,646	1,777	4
Audit and tax fees	35,420	66,103	35,582	27,011	15,353
Custody fees	38,779	589,354	180,484	134,251	64
Legal fees	12,202	48,733	11,734	7,484	941
Printing and shareholder reports fees	84,829	381,883	10,926	33,638	20
Registration fees	11,732	34,156	8,541	4,234	8
Other accrued expenses	12,737	42,923	12,197	8,810	4
Total liabilities	11,161,226	130,658,121	1,367,717	7,652,258	16,633
Net assets	$1,418,592,068	$5,421,901,525	$1,216,503,457	$731,376,520	$1,837,404

Net assets consist of:
Paid-in capital	$1,474,339,664	$5,358,580,727	$1,199,871,419	$701,018,857	$1,999,970
Total distributable earnings	(55,747,596)	63,320,798	16,632,038	30,357,663	(162,566)
Net assets	$1,418,592,068	$5,421,901,525	$1,216,503,457	$731,376,520	$1,837,404

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica Intermediate Muni	Transamerica International Equity		Transamerica International Growth	Transamerica International Small Cap Value	Transamerica International Stock
Net assets by class:
Class A	$269,452,318	$202,461,951		$48,141	$—	$459,268
Class C	148,671,846	64,846,972		—	—	—
Class I	999,825,264	2,495,943,097		13,125	291,455,111	459,379
Class I2	9,965	2,186,243,385		1,216,433,335	439,921,409	459,379
Class I3	—	218,377,984		—	—	—
Class R	—	37,376,400		—	—	—
Class R4	—	15,775,042		—	—	—
Class R6	—	198,632,080		8,856	—	459,378
Class T1	10,339	24,579		—	—	—
Advisor Class	622,336	2,220,035		—	—	—
Shares outstanding (unlimited shares, no par value):
Class A	24,369,272	11,702,084		6,129	—	50,000
Class C	13,475,003	3,820,578		—	—	—
Class I	90,016,361	142,300,513		1,669	23,431,831	50,000
Class I2	897	124,455,116		154,488,917	35,288,284	50,000
Class I3	—	12,352,220		—	—	—
Class R	—	2,117,495		—	—	—
Class R4	—	893,970		—	—	—
Class R6	—	11,202,456		1,125	—	50,000
Class T1	934	1,410		—	—	—
Advisor Class	56,034	124,764		—	—	—
Net asset value per share: (E)
Class A	$11.06	$17.30		$7.85	$—	$9.19
Class C	11.03	16.97		—	—	—
Class I	11.11	17.54		7.86	12.44	9.19
Class I2	11.11	17.57		7.87	12.47	9.19
Class I3	—	17.68		—	—	—
Class R	—	17.65		—	—	—
Class R4	—	17.65		—	—	—
Class R6	—	17.73		7.87	—	9.19
Class T1	11.07	17.44	(F)	—	—	—
Advisor Class	11.11	17.79		—	—	—
Maximum offering price per share: (G)
Class A	$11.43	$18.31		$8.31	$—	$9.19
Class T1	$11.35	$17.89		$—	$—	$—

(A) Investments, at cost	$1,395,510,594	$5,660,155,554		$1,355,688,950	$739,708,889	$1,947,100
(B) Securities on loan, at value	$—	$95,245,738		$—	$6,208,937	$—
(C) Repurchase agreements, at cost	$50,948,066	$6,208,006		$25,823,423	$689,472	$—
(D) Foreign currency, at cost	$—	$(31)		$2,144,999	$15	$(70)

(E)	Net asset value per share for Class C, I, I2, I3, R, R4, R6 and Advisor Class Shares represents offering price. The redemption price for Class A, C and T1 shares equal net asset value less any applicable contingent deferred sales charge.
(F)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(G)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica Large Cap Value	Transamerica Large Core	Transamerica Large Growth	Transamerica Large Value Opportunities	Transamerica Mid Cap Growth
Assets:
Investments, at value (A) (B)	$2,148,157,421	$267,106,029	$809,400,993	$597,655,064	$75,646,703
Repurchase agreements, at value (C)	95,215,516	—	—	—	264,231
Cash	—	565,635	5,042,025	1,277,350	—
Foreign currency, at value (D)	—	—	190	—	—
Receivables and other assets:
Investments sold	12,577,429	—	1,436,398	—	—
Net income from securities lending	2,986	65	1,786	—	1,292
Shares of beneficial interest sold	2,018,608	58,884	305,850	131,462	78,273
Dividends and/or distributions	2,922,281	209,921	239,488	540,011	36,148
Interest	3,306	—	—	—	9
Tax reclaims	740,324	—	14,920	—	—
Due from investment manager	—	—	—	—	23,473
Total assets	2,261,637,871	267,940,534	816,441,650	599,603,887	76,050,129

Liabilities:
Cash collateral received upon return of:
Securities on loan	—	—	12,463,342	—	3,739,239
Payables and other liabilities:
Investments purchased	44,224,056	—	3,044,057	—	—
Shares of beneficial interest redeemed	1,897,801	68,264	407,839	261,565	62,775
Investment management fees	1,339,820	155,490	334,903	270,463	—
Distribution and service fees	69,475	35,141	75,035	56,682	14,111
Transfer agent fees	72,805	2,382	6,637	4,916	2,608
Trustees, CCO and deferred compensation fees	4,766	689	2,111	1,682	389
Audit and tax fees	32,828	19,492	23,581	21,245	21,945
Custody fees	49,452	9,149	36,542	18,099	10,686
Legal fees	19,076	2,459	7,334	5,605	1,564
Printing and shareholder reports fees	107,547	9,448	26,259	22,572	12,422
Registration fees	6,496	3,481	5,557	4,819	7,301
Other accrued expenses	15,563	2,024	6,040	4,572	1,535
Total liabilities	47,839,685	308,019	16,439,237	672,220	3,874,575
Net assets	$2,213,798,186	$267,632,515	$800,002,413	$598,931,667	$72,175,554

Net assets consist of:
Paid-in capital	$1,996,477,635	$224,946,140	$570,947,007	$517,064,224	$51,284,636
Total distributable earnings	217,320,551	42,686,375	229,055,406	81,867,443	20,890,918
Net assets	$2,213,798,186	$267,632,515	$800,002,413	$598,931,667	$72,175,554

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica Large Cap Value		Transamerica Large Core	Transamerica Large Growth	Transamerica Large Value Opportunities	Transamerica Mid Cap Growth
Net assets by class:
Class A	$95,523,217		$—	$—	$—	$8,997,363
Class C	49,838,537		—	—	—	1,268,054
Class I	375,160,927		—	—	—	664,255
Class I2	1,664,183,912		—	—	—	9,118
Class I3	—		189,482,607	622,541,555	458,785,709	36,796,583
Class R	—		72,763,779	140,192,030	103,700,510	19,710,789
Class R4	—		5,386,129	37,268,828	36,445,448	4,708,690
Class R6	27,069,513		—	—	—	—
Class T1	10,654		—	—	—	10,051
Advisor Class	2,011,426		—	—	—	10,651
Shares outstanding (unlimited shares, no par value):
Class A	7,903,378		—	—	—	693,128
Class C	4,150,632		—	—	—	101,011
Class I	30,843,140		—	—	—	50,744
Class I2	136,902,773		—	—	—	696
Class I3	—		17,042,104	50,002,368	42,677,561	2,799,846
Class R	—		6,547,123	11,293,896	9,647,188	1,506,827
Class R4	—		484,542	2,996,713	3,390,395	358,634
Class R6	2,226,705		—	—	—	—
Class T1	880		—	—	—	774
Advisor Class	164,513		—	—	—	815
Net asset value per share: (E)
Class A	$12.09		$—	$—	$—	$12.98
Class C	12.01		—	—	—	12.55
Class I	12.16		—	—	—	13.09
Class I2	12.16		—	—	—	13.10
Class I3	—		11.12	12.45	10.75	13.14
Class R	—		11.11	12.41	10.75	13.08
Class R4	—		11.12	12.44	10.75	13.13
Class R6	12.16		—	—	—	—
Class T1	12.10	(F)	—	—	—	12.99
Advisor Class	12.23		—	—	—	13.07
Maximum offering price per share: (G)
Class A	$12.79		$—	$—	$—	$13.74
Class T1	$12.41		$—	$—	$—	$13.32

(A) Investments, at cost	$2,111,383,933		$267,349,214	$644,015,186	$610,349,869	$77,414,390
(B) Securities on loan, at value	$—		$—	$12,213,075	$—	$3,571,252
(C) Repurchase agreements, at cost	$95,215,516		$—	$—	$—	$264,231
(D) Foreign currency, at cost	$—		$—	$194	$—	$—

(E)	Net asset value per share for Class C, I, I2, I3, R, R4, R6, and Advisor Class Shares represents offering price. The redemption price for Class A, C and T1 shares equal net asset value less any applicable contingent deferred sales charge.
(F)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(G)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica Mid Cap Value Opportunities	Transamerica MLP & Energy Income	Transamerica Multi-Cap Growth	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond
Assets:
Investments, at value (A) (B)	$1,528,280,731	$335,716,846	$282,528,657	$1,005,937,850	$2,778,535,185
Repurchase agreements, at value (C)	47,516,424	949,962	1,083,324	5,860,107	49,900,302
Cash	295,662	128,142	—	—	626,457
Cash collateral pledged at broker for:
Futures contracts	—	—	—	345,000	—
Receivables and other assets:
Investments sold	51,401,684	622,684	—	626,145	—
When-issued, delayed-delivery, forward and TBA commitments sold	—	—	—	126,654	—
Net income from securities lending	5,629	4,598	—	2,283	3,534
Shares of beneficial interest sold	1,514,548	13,355	82,888	1,738,023	17,803,512
Dividends and/or distributions	931,045	1,556,781	183,615	378,479	—
Interest	1,650	77,786	37	2,677,108	18,972,244
Tax reclaims	—	—	66,428	—	3,647
Variation margin receivable on futures contracts	—	—	—	30,061	—
Total assets	1,629,947,373	339,070,154	283,944,949	1,017,721,710	2,865,844,881

Liabilities:
Cash collateral received upon return of:
Securities on loan	18,058,500	18,867,926	—	5,012,863	19,045,930
Payables and other liabilities:
Investments purchased	5,228,832	405,199	—	815,407	5,145,975
When-issued, delayed-delivery, forward and TBA commitments purchased	—	—	—	51,630,068	—
Shares of beneficial interest redeemed	1,466,266	250,212	139,360	1,050,362	7,976,516
Dividends and/or distributions	—	—	—	—	864,231
Due to custodian	—	—	—	7,079	—
Investment management fees	135,022	352,517	177,889	577,103	1,293,510
Distribution and service fees	158,041	21,246	15,936	296,309	528,854
Transfer agent fees	76,101	11,270	33,727	87,037	239,665
Trustees, CCO and deferred compensation fees	3,786	791	757	2,046	6,709
Audit and tax fees	33,612	25,008	19,062	29,872	46,622
Custody fees	42,791	11,144	10,306	43,826	70,555
Legal fees	13,829	2,639	2,552	8,719	26,404
Printing and shareholder reports fees	98,420	20,677	13,994	62,213	216,788
Registration fees	15,759	5,489	1,148	2,860	14,842
Other accrued expenses	11,325	4,727	2,178	9,825	24,448
Total liabilities	25,342,284	19,978,845	416,909	59,635,589	35,501,049
Net assets	$1,604,605,089	$319,091,309	$283,528,040	$958,086,121	$2,830,343,832

Net assets consist of:
Paid-in capital	$1,449,017,813	$492,973,839	$223,519,687	$766,785,126	$2,899,405,439
Total distributable earnings	155,587,276	(173,882,530)	60,008,353	191,300,995	(69,061,607)
Net assets	$1,604,605,089	$319,091,309	$283,528,040	$958,086,121	$2,830,343,832

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica Mid Cap Value Opportunities		Transamerica MLP & Energy Income	Transamerica Multi-Cap Growth	Transamerica Multi-Managed Balanced		Transamerica Short-Term Bond
Net assets by class:
Class A	$108,568,254		$23,095,762	$54,793,832	$532,860,769		$732,814,896
Class B	—		—	373,988	942,447		—
Class C	17,476,091		15,954,880	2,958,812	184,726,966		393,543,458
Class I	368,787,195		21,257,442	56,246,462	232,307,574		1,451,633,793
Class I2	280,298,880		258,764,323	169,130,824	—		220,648,009
Class I3	231,306,762		—	—	—		—
Class R	69,545,966		—	—	—		—
Class R4	362,081,950		—	—	—		—
Class R6	166,518,817		—	—	7,149,265		26,239,506
Class T1	10,385		9,313	11,629	10,849		10,221
Advisor Class	10,789		9,589	12,493	88,251		5,453,949
Shares outstanding (unlimited shares, no par value):
Class A	9,416,269		3,355,692	7,548,781	19,349,221		72,889,445
Class B	—		—	68,325	34,426		—
Class C	1,539,168		2,327,487	532,828	6,830,520		39,217,974
Class I	31,780,251		3,087,012	6,954,465	8,395,644		146,911,063
Class I2	24,117,993		37,574,361	20,553,716	—		22,349,533
Class I3	19,818,215		—	—	—		—
Class R	5,981,097		—	—	—		—
Class R4	31,060,929		—	—	—		—
Class R6	14,232,289		—	—	258,330		2,657,284
Class T1	897		1,336	1,598	393		1,016
Advisor Class	921		1,373	1,545	3,184		550,970
Net asset value per share: (D)
Class A	$11.53		$6.88	$7.26	$27.54		$10.05
Class B	—		—	5.47	27.38		—
Class C	11.35		6.85	5.55	27.04		10.03
Class I	11.60		6.89	8.09	27.67		9.88
Class I2	11.62		6.89	8.23	—		9.87
Class I3	11.67		—	—	—		—
Class R	11.63		—	—	—		—
Class R4	11.66		—	—	—		—
Class R6	11.70		—	—	27.67		9.87
Class T1	11.57	(E)	6.97	7.28	27.61	(E)	10.06
Advisor Class	11.72	(E)	6.98	8.09	27.72		9.90
Maximum offering price per share: (F)
Class A	$12.20		$7.28	$7.68	$29.14		$10.31
Class T1	$11.87		$7.15	$7.47	$28.32		$10.06

(A) Investments, at cost	$1,482,821,381		$335,383,276	$237,225,309	$867,931,214		$2,806,016,798
(B) Securities on loan, at value	$17,235,835		$18,473,813	$—	$4,901,895		$18,650,606
(C) Repurchase agreements, at cost	$47,516,424		$949,962	$1,083,324	$5,860,107		$49,900,302

(D)	Net asset value per share for Class B, C, I, I2, I3, R, R4, R6, and Advisor shares represents offering price. The redemption price for Class A, B, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(E)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(F)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica Small Cap Core	Transamerica Small Cap Growth	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Strategic High Income
Assets:
Investments, at value (A) (B)	$220,361,000	$147,410,806	$247,164,310	$813,302,691	$160,118,141
Repurchase agreements, at value (C)	3,277,477	6,536,804	5,884,831	8,811,560	2,586,370
Cash	—	—	—	23,318,655	—
Receivables and other assets:
Investments sold	—	605,354	—	2,460,179	—
Net income from securities lending	2,626	1,303	360	8,116	4,094
Shares of beneficial interest sold	9,040	168,390	42,060	2,057,734	174,725
Dividends and/or distributions	172,271	13,007	184,828	375,702	128,652
Interest	114	227	204	306	1,365,387
Tax reclaims	—	—	—	—	111,106
Due from investment manager	—	115,451	172,177	—	—
Total assets	223,822,528	154,851,342	253,448,770	850,334,943	164,488,475

Liabilities:
Cash collateral received upon return of:
Securities on loan	6,782,725	10,397,096	—	18,641,814	5,466,956
Payables and other liabilities:
Investments purchased	—	311,910	—	4,047,249	476,854
Shares of beneficial interest redeemed	32,104	90,032	106,730	745,743	58,629
Investment management fees	32,517	—	—	595,186	121,545
Distribution and service fees	24,617	18,362	5,931	239,417	41,715
Transfer agent fees	2,724	7,853	2,738	117,074	16,429
Trustees, CCO and deferred compensation fees	653	481	756	1,923	493
Audit and tax fees	22,316	17,543	18,705	23,147	26,964
Custody fees	13,629	10,740	10,383	32,616	10,642
Legal fees	2,076	1,305	2,493	7,419	1,245
Printing and shareholder reports fees	11,354	13,465	14,885	79,515	11,128
Registration fees	7,059	8,280	8,145	2,527	5,301
Other accrued expenses	1,661	1,046	2,022	6,114	3,648
Total liabilities	6,933,435	10,878,113	172,788	24,539,744	6,241,549
Net assets	$216,889,093	$143,973,229	$253,275,982	$825,795,199	$158,246,926

Net assets consist of:
Paid-in capital	$211,700,276	$105,758,680	$223,647,761	$669,544,132	$213,042,427
Total distributable earnings	5,188,817	38,214,549	29,628,221	156,251,067	(54,795,501)
Net assets	$216,889,093	$143,973,229	$253,275,982	$825,795,199	$158,246,926

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica Small Cap Core	Transamerica Small Cap Growth	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value		Transamerica Strategic High Income
Net assets by class:
Class A	$3,356,223	$18,536,976	$3,049,956	$357,947,973		$27,643,908
Class B	—	—	—	438,122		—
Class C	667,788	4,603,908	785,893	165,646,544		38,321,980
Class I	2,046,529	31,592,470	756,015	270,188,342		92,147,842
Class I2	21,106,327	35,994,736	212,024,809	19,429,337		11,428
Class I3	137,326,013	29,618,805	27,065,450	—		—
Class R	46,717,648	16,846,257	9,264,339	—		—
Class R4	5,647,828	6,608,869	252,546	—		—
Class R6	—	65,050	56,921	11,821,889		—
Class T1	10,368	91,797	10,010	10,741		11,002
Advisor Class	10,369	14,361	10,043	312,251		110,766
Shares outstanding (unlimited shares, no par value):
Class A	292,422	2,847,012	286,238	13,449,293		2,534,347
Class B	—	—	—	18,737		—
Class C	59,122	779,421	74,813	7,187,366		3,527,243
Class I	177,429	4,686,364	70,314	9,802,526		8,444,298
Class I2	1,826,335	5,255,745	19,713,257	703,376		1,092
Class I3	11,770,019	4,327,318	2,512,624	—		—
Class R	4,019,250	2,482,747	863,673	—		—
Class R4	485,151	969,837	23,509	—		—
Class R6	—	9,503	5,265	426,207		—
Class T1	894	14,097	938	403		1,000
Advisor Class	898	2,132	929	11,211		10,099
Net asset value per share: (D)
Class A	$11.48	$6.51	$10.66	$26.61		$10.91
Class B	—	—	—	23.38		—
Class C	11.30	5.91	10.50	23.05		10.86
Class I	11.53	6.74	10.75	27.56		10.91
Class I2	11.56	6.85	10.76	27.62		10.47
Class I3	11.67	6.84	10.77	—		—
Class R	11.62	6.79	10.73	—		—
Class R4	11.64	6.81	10.74	—		—
Class R6	—	6.85	10.81	27.74		—
Class T1	11.60	6.51	10.67	26.67	(E)	11.00
Advisor Class	11.55	6.74	10.81	27.85		10.97
Maximum offering price per share: (F)
Class A	$12.15	$6.89	$11.28	$28.16		$11.54
Class T1	$11.90	$6.68	$10.94	$27.35		$11.28

(A) Investments, at cost	$226,763,905	$121,230,256	$240,321,282	$728,471,840		$152,325,205
(B) Securities on loan, at value	$6,547,706	$10,166,185	$—	$18,065,654		$5,351,877
(C) Repurchase agreements, at cost	$3,277,477	$6,536,804	$5,884,831	$8,811,560		$2,586,370

(D)	Net asset value per share for Class B, C, I, I2, I3, R, R4, R6, and Advisor shares represents offering price. The redemption price for Class A, B, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(E)	Actual net asset value and offering price per share presented differs from calculated net asset value and offering price per share due to rounding.
(F)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica Unconstrained Bond	Transamerica US Growth
Assets:
Investments, at value (A) (B)	$734,012,030	$1,049,979,796
Repurchase agreements, at value (C)	—	10,244,228
Cash	488,906	—
Cash collateral pledged at broker for:
TBA commitments	830,000	—
Foreign currency, at value (D)	2,000	—
Receivables and other assets:
Investments sold	1,391,542	—
When-issued, delayed-delivery, forward and TBA commitments sold	1,337,233	—
Net income from securities lending	18,941	—
Shares of beneficial interest sold	—	66,486
Dividends and/or distributions	51,025	355,897
Interest	5,593,576	356
Tax reclaims	1,222	234,547
Variation margin receivable on futures contracts	318,293	—
Unrealized appreciation on forward foreign currency contracts	241,906	—
Total assets	744,286,674	1,060,881,310

Liabilities:
Cash collateral received upon return of:
Securities on loan	26,196,178	104,328
Payables and other liabilities:
Investments purchased	1,823,201	809,309
When-issued, delayed-delivery, forward and TBA commitments purchased	4,694,939	—
Shares of beneficial interest redeemed	1,712	338,814
Investment management fees	437,149	696,200
Distribution and service fees	—	146,407
Transfer agent fees	5,139	131,717
Trustees, CCO and deferred compensation fees	1,206	2,457
Audit and tax fees	35,938	26,700
Custody fees	108,023	27,855
Legal fees	4,817	9,387
Printing and shareholder reports fees	10,630	59,697
Registration fees	1,879	3,456
Other accrued expenses	6,429	7,904
Unrealized depreciation on unfunded commitments	232	—
Total liabilities	33,327,472	2,364,231
Net assets	$710,959,202	$1,058,517,079

Net assets consist of:
Paid-in capital	$732,841,157	$593,874,843
Total distributable earnings	(21,881,955)	464,642,236
Net assets	$710,959,202	$1,058,517,079

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	Transamerica Unconstrained Bond		Transamerica US Growth
Net assets by class:
Class A	$—		$550,529,386
Class B	—		3,279,353
Class C	—		13,929,717
Class I	1,816,675		186,752,420
Class I2	709,131,897		190,514,211
Class T	—		113,485,581
Class T1	—		12,649
Advisor Class	10,630		13,762
Shares outstanding (unlimited shares, no par value):
Class A	—		26,322,101
Class B	—		168,032
Class C	—		709,566
Class I	184,476		8,764,045
Class I2	72,269,662		8,957,285
Class T	—		2,019,850
Class T1	—		604
Advisor Class	1,080		644
Net asset value per share: (E)
Class A	$—		$20.92
Class B	—		19.52
Class C	—		19.63
Class I	9.85		21.31
Class I2	9.81		21.27
Class T	—		56.19
Class T1	—		20.95	(F)
Advisor Class	9.85	(F)	21.38	(F)
Maximum offering price per share: (G)
Class A	$—		$22.14
Class T	$—		$61.41
Class T1	$—		$21.49

(A) Investments, at cost	$754,279,301		$683,206,975
(B) Securities on loan, at value	$25,646,274		$102,164
(C) Repurchase agreements, at cost	$—		$10,244,228
(D) Foreign currency, at cost	$2,355		$—

(E)	Net asset value per share for Class B, C, I, I2, and Advisor shares represents offering price. The redemption price for Class A, B, C, T and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(F)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(G)	Maximum offering price per share for Class A, T and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS

For the year ended October 31, 2018

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth	Transamerica Concentrated Growth	Transamerica Dividend Focused
Investment Income:
Dividend income	$1,473,832	$547,472	$3,915,277	$1,907,599	$19,678,685
Interest income	1,702,910	22,789,286	571,026	35,381	71,167
Net income from securities lending	4,351	100,700	199,713	16,588	9,650
Withholding taxes on foreign income	(33)	—	(107,039)	(94,383)	(71,086)
Total investment income	3,181,060	23,437,458	4,578,977	1,865,185	19,688,416

Expenses:
Investment management fees	685,647	2,315,738	8,547,049	1,420,487	4,752,415
Distribution and service fees:
Class A	—	207,012	776,739	2,932	231,232
Class B	—	2,933	11,899	—	—
Class C	—	481,652	1,209,473	10,768	69,133
Class R	444,634	—	—	—	—
Class T1	—	34	172	30	67
Transfer agent fees
Class A	—	175,928	365,346	39	30,802
Class B	—	1,735	7,659	—	—
Class C	—	49,310	135,581	1,056	7,906
Class I	—	305,597	594,537	35,689	22,701
Class I2	—	8,318	14,349	13,003	41,871
Class I3	4,044	—	—	—	—
Class R	3,303	—	—	—	—
Class R6	—	590	—	—	294
Advisor Class	—	71	334	26	22
Trustees, CCO and deferred compensation fees	3,371	12,253	27,384	4,953	15,970
Audit and tax fees	18,601	30,828	33,269	28,359	29,710
Custody fees	20,931	80,019	132,739	35,224	68,824
Legal fees	5,415	24,138	51,257	9,971	32,997
Printing and shareholder reports fees	30,349	86,663	159,158	18,866	56,900
Registration fees	69,531	129,165	222,274	70,921	99,742
Other	4,055	19,461	23,893	7,165	18,683
Total expenses before waiver and/or reimbursement and recapture	1,289,881	3,931,445	12,313,112	1,659,489	5,479,269
Expenses waived and/or reimbursed:
Class A	—	(12,503)	—	(13,654)	—
Class B	—	(882)	(3,504)	—	—
Class C	—	(6,816)	—	—	—
Class I	—	(122,836)	—	—	—
Class I2	—	(15,305)	—	(13,118)	—
Class I3	(50,758)	—	—	—	—
Class R	(100,672)	—	—	—	—
Class R6	—	(1,559)	—	—	—
Class T1	—	(2)	—	—	—
Advisor Class	—	—	—	(6)	(5)
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	—	15,793	—
Class B	—	106	387	—	—
Class I2	—	—	—	13,118	—
Class I3	59	—	—	—	—
Class R	29,430	—	—	—	—
Class R6	—	8	—	—	—
Advisor Class	—	—	—	4	1
Net expenses	1,167,940	3,771,656	12,309,995	1,661,626	5,479,265
Net investment income (loss)	2,013,120	19,665,802	(7,731,018)	203,559	14,209,151

Net realized gain (loss) on:
Investments	1,468,373	(569,696)	67,955,017	19,899,525	78,058,559
Futures contracts	68,133	—	—	—	—
Foreign currency transactions	4	(12,800)	(17,769)	(3,187)	—
Net realized gain (loss)	1,536,510	(582,496)	67,937,248	19,896,338	78,058,559

Net change in unrealized appreciation (depreciation) on:
Investments	(240,543)	(21,519,403)	56,015,528	(5,173,508)	(88,893,899)
Futures contracts	4,881	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	39	(3,587)	—	—
Net change in unrealized appreciation (depreciation)	(235,662)	(21,519,364)	56,011,941	(5,173,508)	(88,893,899)
Net realized and change in unrealized gain (loss)	1,300,848	(22,101,860)	123,949,189	14,722,830	(10,835,340)
Net increase (decrease) in net assets resulting from operations	$3,313,968	$(2,436,058)	$116,218,171	$14,926,389	$3,373,811

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2018

	Transamerica Dynamic Allocation	Transamerica Dynamic Income	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Equity	Transamerica Event Driven
Investment Income:
Dividend income	$350,034	$11,631,866	$—		$17,517,977	$509,846
Interest income	1,109	7,713	52,873,925		169,073	952,606
Net income from securities lending	18,409	470,771	428,063		41,928	27,396
Withholding taxes on foreign income	—	—	(354,889)		(1,959,040)	(4,013)
Total investment income	369,552	12,110,350	52,947,099		15,769,938	1,485,835

Expenses:
Investment management fees	104,060	1,367,837	5,515,529		5,036,202	1,466,334
Distribution and service fees:
Class A	20,115	206,687	53,339		22,394	—
Class C	69,174	1,359,526	128,039		25,014	—
Class T1	28	26	26		29	—
Transfer agent fees
Class A	12,487	79,381	31,273		16,918	—
Class C	9,235	148,484	20,896		3,495	—
Class I	3,158	57,333	677,785		10,375	196
Class I2	—	—	15,101		39,119	9,321
Class R6	—	—	604		—	—
Advisor Class	—	22	44		28	27
Trustees, CCO and deferred compensation fees	423	6,413	20,705		14,150	2,880
Audit and tax fees	23,578	26,361	49,497		41,078	32,019
Custody fees	13,794	15,709	465,617		671,985	207,545
Legal fees	857	13,282	46,093		22,096	6,150
Printing and shareholder reports fees	5,902	75,769	167,256		35,193	13,759
Registration fees	53,629	69,873	112,103		91,408	32,163
Dividends, interest and fees for borrowings from securities sold short	—	—	1,905		—	306,375
Other	5,073	10,067	37,589		32,473	8,503
Total expenses before waiver and/or reimbursement and recapture	321,513	3,436,770	7,343,401		6,061,957	2,085,272
Expenses waived and/or reimbursed:
Class A	(37,854)	(7,651)	—		(137)	—
Class C	(30,408)	(31,752)	—		(38)	—
Class I	(12,255)	(8,916)	—		(147)	(329)
Class I2	—	—	—		(8,006)	(100,411)
Class T1	(34)	—	—		—	—
Advisor Class	—	(13)	—		—	(36)
Recapture of previously waived and/or reimbursed fees:
Class A	799	3,061	—		—	—
Class C	29	6,295	—		—	—
Class I	29	1,359	—		—	23
Class I2	—	—	—		—	4,459
Net expenses	241,819	3,399,153	7,343,401		6,053,629	1,988,978
Net investment income (loss)	127,733	8,711,197	45,603,698		9,716,309	(503,143)

Net realized gain (loss) on:
Investments	372,170	4,538,702	(52,005,641	)(A)	(37,533,487)	8,976,368
Distributions	—	57,411	—		—	—
Securities sold short	—	—	—		—	(2,782,403)
Written options and swaptions	—	—	—		—	(1,714,412)
Swap agreements	—	—	—		—	(416,478)
Futures contracts	—	—	—		—	(158,918)
Forward foreign currency contracts	—	—	1,398,666		—	(591,228)
Foreign currency transactions	—	—	(1,232,199)		(382,639)	(57,791)
Net realized gain (loss)	372,170	4,596,113	(51,839,174)		(37,916,126)	3,255,138

Net change in unrealized appreciation (depreciation) on:
Investments	(325,121)	(19,499,727)	(52,067,809	)(B)	(128,350,219)	(4,409,525)
Securities sold short	—	—	—		—	1,644,970
Written options and swaptions	—	—	—		—	31,292
Swap agreements	—	—	—		—	375,816
Futures contracts	—	—	—		—	(23,168)
Forward foreign currency contracts	—	—	(70,184)		—	111,826
Translation of assets and liabilities denominated in foreign currencies	—	—	(23,600)		(7,924)	(295,318)
Net change in unrealized appreciation (depreciation)	(325,121)	(19,499,727)	(52,161,593)		(128,358,143)	(2,564,107)
Net realized and change in unrealized gain (loss)	47,049	(14,903,614)	(104,000,767)		(166,274,269)	691,031
Net increase (decrease) in net assets resulting from operations	$174,782	$(6,192,417)	$(58,397,069)		$(156,557,960)	$187,888

(A)	Includes net of realized foreign capital gains tax of $56,477.
(B)	Includes net change in foreign capital gains tax of $(3,314).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2018

	Transamerica Floating Rate	Transamerica Global Equity	Transamerica Government Money Market	Transamerica Growth	Transamerica High Quality Bond
Investment Income:
Dividend income	$556,367	$2,238,855	$—	$2,141,705	$—
Interest income	37,859,200	4,645	19,799,940	11,459	7,324,298
Net income from securities lending	29,598	14,803	—	8,255	8,496
Withholding taxes on foreign income	—	(216,358)	—	(48,512)	—
Total investment income	38,445,165	2,041,945	19,799,940	2,112,907	7,332,794

Expenses:
Investment management fees	4,645,807	1,012,725	2,885,075	2,022,666	1,091,812
Distribution and service fees:
Class A	100,331	110,930	442,199	—	—
Class B	—	4,760	5,596	—	—
Class C	200,350	397,952	172,268	—	—
Class R	—	—	—	—	83,377
Class R2	—	—	1,713,591	—	—
Class R4	—	—	459,006	—	94,824
Class T1	26	29	—	—	—
Transfer agent fees
Class A	33,981	83,793	205,495	—	—
Class B	—	2,944	2,953	—	—
Class C	17,580	66,859	26,048	—	—
Class I	124,011	36,554	42,969	—	—
Class I2	41,059	—	419	17,488	—
Class I3	—	—	5,278	—	17,454
Class R2	—	—	2,164,956	—	—
Class R4	—	—	13,770	—	2,845
Class R6	—	84	—	858	—
Advisor Class	—	26	—	—	—
Trustees, CCO and deferred compensation fees	17,233	2,827	25,979	5,928	6,614
Audit and tax fees	66,132	21,172	12,003	20,575	18,841
Custody fees	423,091	54,218	175,345	59,095	30,920
Legal fees	35,794	5,873	55,755	11,637	12,573
Printing and shareholder reports fees	78,663	30,063	301,335	23,363	25,699
Registration fees	75,349	88,308	142,070	24,457	39,082
Other	22,657	7,327	31,282	6,660	5,637
Total expenses before waiver and/or reimbursement and recapture	5,882,064	1,926,444	8,883,392	2,192,727	1,429,678
Expenses waived and/or reimbursed:
Class A	(10,038)	(55,928)	(33,728)	—	—
Class B	—	(3,004)	(2,414)	—	—
Class C	(5,664)	(43,510)	(11,010)	—	—
Class I	(56,823)	(16,955)	(8,755)	—	—
Class I2	—	—	(1,207)	—	—
Class I3	—	—	(24,051)	—	(90,825)
Class R	—	—	—	—	(4,755)
Class R2	—	—	(573,624)	—	—
Class R4	—	—	(129,444)	—	(14,866)
Advisor Class	—	(18)	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	662	10,096	1,050,069	—	—
Class B	—	473	1,384	—	—
Class C	154	11,125	49,196	—	—
Class I	1,232	10,283	58,277	—	—
Class I2	—	—	74,661	—	—
Class I3	—	—	9,579	—	7,018
Class R2	—	—	36,070	—	—
Class R4	—	—	156	—	1,182
Advisor Class	—	3	—	—	—
Net expenses	5,811,587	1,839,009	9,378,551	2,192,727	1,327,432
Net investment income (loss)	32,633,578	202,936	10,421,389	(79,820)	6,005,362

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2018

	Transamerica Floating Rate	Transamerica Global Equity	Transamerica Government Money Market	Transamerica Growth	Transamerica High Quality Bond
Net realized gain (loss) on:
Investments	$318,096	$11,432,187	$—	$107,816,974	$(2,869,403)
Foreign currency transactions	—	(28,064)	—	(1,285)	—
Net realized gain (loss)	318,096	11,404,123	—	107,815,689	(2,869,403)

Net change in unrealized appreciation (depreciation) on:
Investments	(7,290,500)	(12,390,015)	—	(80,754,962)	(1,897,277)
Unfunded commitment	(10,867)	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	4	—	(310)	—
Net change in unrealized appreciation (depreciation)	(7,301,367)	(12,390,011)	—	(80,755,272)	(1,897,277)
Net realized and change in unrealized gain (loss)	(6,983,271)	(985,888)	—	27,060,417	(4,766,680)
Net increase (decrease) in net assets resulting from operations	$25,650,307	$(782,952)	$10,421,389	$26,980,597	$1,238,682

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2018

	Transamerica High Yield Bond	Transamerica High Yield Muni	Transamerica Inflation Opportunities	Transamerica Inflation-Protected Securities	Transamerica Intermediate Bond
Investment Income:
Dividend income	$2,553,291	$7,976	$13,583	$—	$210,730
Interest income	102,822,347	4,555,913	5,342,699	4,828,848	95,034,604
Net income from securities lending	1,219,998	853	5,133	90	136,922
Withholding taxes on foreign income	—	—	(771)	(8,212)	—
Total investment income	106,595,636	4,564,742	5,360,644	4,820,726	95,382,256

Expenses:
Investment management fees	9,492,366	566,028	1,011,100	613,249	11,588,603
Distribution and service fees:
Class A	241,550	80,885	1,531	—	—
Class B	5,414	—	—	—	—
Class C	401,511	118,407	6,434	—	—
Class R	236,615	—	—	54,957	515,151
Class R4	922,142	—	—	48,130	634,779
Class T1	26	26	26	—	—
Transfer agent fees
Class A	201,635	20,501	20	—	—
Class B	2,384	—	—	—	—
Class C	49,392	9,232	727	—	—
Class I	141,865	63,428	978	—	—
Class I2	45,805	—	12,919	—	154,403
Class I3	25,083	—	—	9,835	50,784
Class R	51,770	—	—	—	2,448
Class R4	27,664	—	—	1,444	19,043
Class R6	2,330	—	4	—	—
Advisor Class	33	—	—	—	—
Trustees, CCO and deferred compensation fees	38,528	2,490	4,094	3,788	72,520
Audit and tax fees	45,660	27,370	36,062	20,578	69,601
Custody fees	176,869	23,528	48,115	188,274	272,590
Legal fees	81,917	5,050	8,567	6,268	154,256
Printing and shareholder reports fees	244,057	18,355	17,272	20,735	276,157
Registration fees	174,276	62,060	69,026	34,844	76,362
Other	48,234	11,060	12,530	5,852	72,098
Total expenses before waiver and/or reimbursement and recapture	12,657,126	1,008,420	1,229,405	1,007,954	13,958,795
Expenses waived and/or reimbursed:
Class A	(79,284)	(33,417)	(3,586)	—	—
Class B	(2,058)	—	—	—	—
Class C	(9,249)	(31,274)	(419)	—	—
Class I	(28,630)	(22,998)	(783)	—	—
Class I2	(140,681)	—	—	—	(145,032)
Class I3	(109,498)	—	—	(213,383)	(103,194)
Class R	(63,766)	—	—	(14,994)	(7,258)
Class R4	(124,439)	—	—	(30,894)	(37,880)
Class R6	(7,156)	—	—	—	—
Class T1	(2)	(11)	—	—	—
Advisor Class	(4)	—	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	5,464	3,919	—	—
Class B	376	—	—	—	—
Class C	—	1,554	65	—	—
Class I	—	6,229	225	—	—
Class I3	7,377	—	—	3,917	4,708
Class R	1,034	—	—	401	—
Class R4	10,244	—	—	538	2,899
Net expenses	12,111,390	933,967	1,228,826	753,539	13,673,038
Net investment income (loss)	94,484,246	3,630,775	4,131,818	4,067,187	81,709,218

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2018

	Transamerica High Yield Bond	Transamerica High Yield Muni	Transamerica Inflation Opportunities	Transamerica Inflation-Protected Securities	Transamerica Intermediate Bond

Net realized gain (loss) on:
Investments	$6,553,769	$(100,506)	$917,940	$(597,019)	$(36,084,758)
Written options and swaptions	—	—	—	(118,883)	—
Swap agreements	—	—	—	305,991	—
Futures contracts	—	—	—	507,953	—
Forward foreign currency contracts	—	—	866,439	202,001	—
Foreign currency transactions	—	—	(73,528)	28,755	—
Net realized gain (loss)	6,553,769	(100,506)	1,710,851	328,798	(36,084,758)

Net change in unrealized appreciation (depreciation) on:
Investments	(100,287,376)	(2,439,155)	(8,555,032)	(5,331,163)	(115,255,145)
Written options and swaptions	—	—	—	14,353	—
Swap agreements	—	—	—	(173,641)	—
Futures contracts	—	—	—	(16,541)	—
Forward foreign currency contracts	—	—	150,516	37,375	—
Translation of assets and liabilities denominated in foreign currencies	—	—	(3,680)	(10,046)	(105,537)
Net change in unrealized appreciation (depreciation)	(100,287,376)	(2,439,155)	(8,408,196)	(5,479,663)	(115,360,682)
Net realized and change in unrealized gain (loss)	(93,733,607)	(2,539,661)	(6,697,345)	(5,150,865)	(151,445,440)
Net increase (decrease) in net assets resulting from operations	$750,639	$1,091,114	$(2,565,527)	$(1,083,678)	$(69,736,222)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2018

	Transamerica Intermediate Muni	Transamerica International Equity	Transamerica International Growth (A)	Transamerica International Small Cap Value	Transamerica International Stock (B)
Investment Income:
Dividend income	$166,417	$187,810,952	$40,506,517	$28,542,785	$981
Interest income	42,500,635	1,113,213	183,359	79,504	—
Net income from securities lending	—	2,278,519	321,404	254,425	—
Withholding taxes on foreign income	—	(15,646,572)	(4,225,947)	(2,458,211)	(76)
Total investment income	42,667,052	175,556,112	36,785,333	26,418,503	905

Expenses:
Investment management fees	6,121,835	40,997,126	10,918,133	8,208,168	1,280
Distribution and service fees:
Class A	727,762	618,316	59	—	114
Class C	1,696,716	763,228	—	—	—
Class R	—	220,152	—	—	—
Class R4	—	49,286	—	—	—
Class T1	26	59	—	—	—
Transfer agent fees
Class A	135,455	483,752	83	—	4
Class C	99,941	118,932	—	—	—
Class I	1,033,630	2,680,106	42	376,067	46
Class I2	—	179,125	103,409	38,963	3
Class I3	—	19,115	—	—	—
Class R	—	593	—	—	—
Class R4	—	1,478	—	—	—
Class R6	—	15,305	—	—	3
Advisor Class	1,403	2,486	—	—	—
Trustees, CCO and deferred compensation fees	33,825	135,457	32,104	20,704	4
Audit and tax fees	51,592	92,948	43,685	36,597	23,509
Custody fees	147,445	2,265,364	646,331	474,631	64
Legal fees	70,743	285,779	68,424	43,966	942
Printing and shareholder reports fees	198,537	1,048,440	65,766	81,377	20
Registration fees	136,708	339,203	77,832	29,542	395
Other	39,220	149,611	62,835	26,867	3
Total expenses before waiver and/or reimbursement and recapture	10,494,838	50,465,861	12,018,703	9,336,882	26,387
Expenses waived and/or reimbursed:
Class A	(291,104)	(38,568)	(33)	—	(6,105)
Class C	(424,179)	—	—	—	—
Class I	—	—	(34)	—	(6,148)
Class I2	—	—	—	—	(6,106)
Class R6	—	—	—	—	(6,104)
Class T1	(10)	—	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	22,968	2	—	—
Class I	—	—	9	—	—
Net expenses	9,779,545	50,450,261	12,018,647	9,336,882	1,924
Net investment income (loss)	32,887,507	125,105,851	24,766,686	17,081,621	(1,019)

Net realized gain (loss) on:
Investments	(5,366,562)	168,498,714	174,455,593	51,712,705	(108)
Foreign currency transactions	—	(2,481,462)	(447,505)	(214,700)	(566)
Net realized gain (loss)	(5,366,562)	166,017,252	174,008,088	51,498,005	(674)

Net change in unrealized appreciation (depreciation) on:
Investments	(39,608,905)	(746,523,817)	(354,664,185)	(114,653,303)	(160,894)
Translation of assets and liabilities denominated in foreign currencies	—	(444,980)	(148,384)	(19,486)	(9)
Net change in unrealized appreciation (depreciation)	(39,608,905)	(746,968,797)	(354,812,569)	(114,672,789)	(160,903)
Net realized and change in unrealized gain (loss)	(44,975,467)	(580,951,545)	(180,804,481)	(63,174,784)	(161,577)
Net increase (decrease) in net assets resulting from operations	$(12,087,960)	$(455,845,694)	$(156,037,795)	$(46,093,163)	$(162,596)

(A)	Class A, I and R6 commenced operations on March 1, 2018.
(B)	Commenced operations on September 28, 2018.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2018

	Transamerica Large Cap Value	Transamerica Large Core	Transamerica Large Growth	Transamerica Large Value Opportunities	Transamerica Mid Cap Growth
Investment Income:
Dividend income	$48,189,926	$5,455,832	$6,818,485	$14,012,944	$1,925,310
Interest income	518,474	53	371	176	7,302
Non-cash dividend income	—	—	577,989	—	—
Net income from securities lending	81,108	3,486	111,930	—	11,563
Withholding taxes on foreign income	(334,931)	(9,064)	(102,125)	(17,993)	—
Total investment income	48,454,577	5,450,307	7,406,650	13,995,127	1,944,175

Expenses:
Investment management fees	14,624,113	1,742,080	5,639,824	3,115,208	1,291,490
Distribution and service fees:
Class A	252,070	—	—	—	26,224
Class C	505,710	—	—	—	14,927
Class R	—	388,504	730,528	560,282	125,012
Class R4	—	19,399	100,337	102,613	19,946
Class T1	28	—	—	—	29
Transfer agent fees
Class A	140,642	—	—	—	16,964
Class C	59,304	—	—	—	2,780
Class I	349,661	—	—	—	928
Class I2	132,309	—	—	—	6,027
Class I3	—	15,348	51,107	37,785	3,459
Class R	—	2,549	3,776	4,538	598
Class R4	—	582	3,010	3,078	598
Class R6	1,792	—	—	—	—
Advisor Class	5,672	—	—	—	25
Trustees, CCO and deferred compensation fees	53,266	6,807	20,583	15,377	3,863
Audit and tax fees	48,699	14,000	20,260	14,376	16,195
Custody fees	192,329	35,638	118,971	58,284	44,380
Legal fees	108,387	13,482	40,069	27,499	9,102
Printing and shareholder reports fees	270,085	32,699	71,168	53,786	11,893
Registration fees	161,089	35,523	46,245	39,596	89,360
Other	52,028	8,367	18,088	9,824	9,832
Total expenses	16,957,184	2,314,978	6,863,966	4,042,246	1,693,632
Expenses waived and/or reimbursed:
Class A	—	—	—	—	(19,180)
Class C	—	—	—	—	(3,202)
Class I	—	—	—	—	(1,038)
Class I2	—	—	—	—	(92,399)
Class I3	—	(91,476)	(320,429)	(150,123)	(60,654)
Class R	—	(31,888)	(56,443)	(30,449)	(30,713)
Class R4	—	(3,734)	(18,921)	(12,336)	(14,856)
Class T1	—	—	—	—	(13)
Advisor Class	—	—	—	—	(17)
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	—	—	645
Class C	—	—	—	—	198
Class I3	—	56,780	6,078	31,304	4,175
Class R	—	21,998	—	8,297	5,414
Class R4	—	2,342	439	2,663	1,095
Advisor Class	—	—	—	—	4
Net expenses	16,957,184	2,269,000	6,474,690	3,891,602	1,483,091
Net investment income (loss)	31,497,393	3,181,307	931,960	10,103,525	461,084

Net realized gain (loss) on:
Investments	196,906,396	39,299,339	50,891,920	77,317,101	37,031,309
Foreign currency transactions	—	178	(8,977)	37	—
Net realized gain (loss)	196,906,396	39,299,517	50,882,943	77,317,138	37,031,309

Net change in unrealized appreciation (depreciation) on:
Investments	(207,866,272)	(24,410,390)	39,919,496	(62,205,395)	(36,990,443)
Translation of assets and liabilities denominated in foreign currencies	—	—	(558)	—	—
Net change in unrealized appreciation (depreciation)	(207,866,272)	(24,410,390)	39,918,938	(62,205,395)	(36,990,443)
Net realized and change in unrealized gain (loss)	(10,959,876)	14,889,127	90,801,881	15,111,743	40,866
Net increase (decrease) in net assets resulting from operations	$20,537,517	$18,070,434	$91,733,841	$25,215,268	$501,950

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2018

	Transamerica Mid Cap Value Opportunities	Transamerica MLP & Energy Income	Transamerica Multi-Cap Growth	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond
Investment Income:
Dividend income	$29,308,160	$6,549,107	$3,062,839	$10,696,026	$—
Interest income	769,586	467,358	30,724	12,373,326	93,544,885
Net income from securities lending	64,544	50,470	1,754	41,132	35,975
Withholding taxes on foreign income	(32,607)	(314,913)	(30,097)	(238)	—
Total investment income	30,109,683	6,752,022	3,065,220	23,110,246	93,580,860

Expenses:
Investment management fees	11,402,359	3,524,576	2,126,886	6,647,134	15,361,656
Distribution and service fees:
Class A	278,105	72,059	131,598	1,376,885	2,080,008
Class B	—	—	5,231	14,610	—
Class C	184,470	195,077	75,594	2,161,989	4,591,766
Class R	401,642	—	—	—	—
Class R4	1,000,493	—	—	—	—
Class T1	26	24	29	27	26
Transfer agent fees
Class A	287,645	46,859	227,384	409,202	530,986
Class B	—	—	6,803	10,004	—
Class C	26,246	38,384	29,800	195,716	373,356
Class I	435,757	34,080	98,557	288,301	1,515,999
Class I2	22,287	17,577	13,600	—	28,844
Class I3	19,539	—	—	—	—
Class R	17,587	—	—	—	—
Class R4	30,015	—	—	—	—
Class R6	3,707	—	—	612	1,048
Advisor Class	22	20	26	93	5,997
Trustees, CCO and deferred compensation fees	38,883	7,608	7,148	24,108	72,726
Audit and tax fees	36,500	31,438	12,124	41,508	70,675
Custody fees	135,173	41,055	37,880	159,729	278,747
Legal fees	79,930	14,228	14,708	50,326	153,624
Printing and shareholder reports fees	256,099	54,330	37,897	146,204	490,155
Registration fees	164,568	69,997	77,257	112,364	206,943
Other	41,197	14,769	10,568	28,216	74,031
Total expenses before waiver and/or reimbursement and recapture	14,862,250	4,162,081	2,913,090	11,667,028	25,836,587
Expenses waived and/or reimbursed:
Class A	(230,052)	(8,648)	(106,592)	—	—
Class B	—	—	(5,850)	(3,907)	—
Class C	(15,616)	(10,813)	(12,793)	—	—
Class I	(193,454)	—	—	—	—
Class I2	(125,752)	(10,994)	—	—	—
Class I3	(133,669)	—	—	—	—
Class R	(35,081)	—	—	—	—
Class R4	(404,967)	—	—	—	—
Class R6	(20,919)	—	—	—	—
Class T1	(4)	—	—	—	—
Advisor Class	(7)	(6)	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	6,489	6,922	2,898	—	—
Class B	—	—	276	434	—
Class C	—	2,953	756	—	—
Class I2	—	10,994	—	—	—
Class I3	3,886	—	—	—	—
Class R	14,989	—	—	—	—
Class R4	5,437	—	—	—	—
Advisor Class	3	1	—	—	—
Net expenses	13,733,533	4,152,490	2,791,785	11,663,555	25,836,587
Net investment income (loss)	16,376,150	2,599,532	273,435	11,446,691	67,744,273

Net realized gain (loss) on:
Investments	88,071,117	(1,924,106)	14,929,869	58,088,507	(9,452,655)
Futures contracts	—	—	—	101,217	—
Foreign currency transactions	—	23	—	26	—
Net realized gain (loss)	88,071,117	(1,924,083)	14,929,869	58,189,750	(9,452,655)

Net change in unrealized appreciation (depreciation) on:
Investments	(23,334,476)	(7,314,992)	6,625,651	(47,489,297)	(41,360,373)
Futures contracts	—	—	—	(255,441)	—
Translation of assets and liabilities denominated in foreign currencies	—	287	—	—	—
Net change in unrealized appreciation (depreciation)	(23,334,476)	(7,314,705)	6,625,651	(47,744,738)	(41,360,373)
Net realized and change in unrealized gain (loss)	64,736,641	(9,238,788)	21,555,520	10,445,012	(50,813,028)
Net increase (decrease) in net assets resulting from operations	$81,112,791	$(6,639,256)	$21,828,955	$21,891,703	$16,931,245

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2018

	Transamerica Small Cap Core	Transamerica Small Cap Growth	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Strategic High Income
Investment Income:
Dividend income	$3,729,053	$914,283	$4,110,036	$15,592,971	$2,987,072
Interest income	26,122	44,408	33,061	35,576	3,973,590
Net income from securities lending	32,503	111,054	53,827	95,641	66,866
Withholding taxes on foreign income	(6,622)	—	(7,285)	(27,063)	(40,972)
Total investment income	3,781,056	1,069,745	4,189,639	15,697,125	6,986,556

Expenses:
Investment management fees	2,012,003	1,333,533	2,454,763	6,810,257	1,024,945
Distribution and service fees:
Class A	8,561	47,297	7,212	897,930	64,592
Class B	—	—	—	24,868	—
Class C	7,118	43,530	8,759	2,272,265	405,271
Class R	256,975	87,703	55,755	—	—
Class R4	19,414	16,596	840	—	—
Class T1	27	160	27	28	28
Transfer agent fees
Class A	5,276	30,294	7,156	718,805	32,321
Class B	—	—	—	9,085	—
Class C	1,059	6,284	951	270,571	41,917
Class I	2,082	31,977	1,967	279,430	85,842
Class I2	1,893	3,142	18,107	1,554	—
Class I3	11,398	2,526	2,422	—	—
Class R	1,541	376	266	—	—
Class R4	582	498	25	—	—
Class R6	—	4	4	432	—
Advisor Class	22	32	22	566	228
Trustees, CCO and deferred compensation fees	5,761	3,693	6,938	20,738	3,505
Audit and tax fees	17,196	10,081	17,025	32,110	33,927
Custody fees	48,956	35,838	41,317	120,898	38,993
Legal fees	11,813	7,255	84,330	42,407	7,062
Printing and shareholder reports fees	18,163	30,398	40,012	178,451	23,080
Registration fees	89,973	106,937	101,728	109,065	75,943
Other	10,786	8,763	12,269	21,980	11,895
Total expenses before waiver and/or reimbursement and recapture	2,530,599	1,806,917	2,861,895	11,811,440	1,849,549
Expenses waived and/or reimbursed:
Class A	(4,732)	(35,407)	(7,466)	—	(7,146)
Class B	—	—	—	(2,754)	—
Class C	(906)	(7,658)	(1,095)	—	(9,050)
Class I	(1,997)	(37,077)	(2,552)	—	(15,523)
Class I2	(16,049)	(42,856)	(238,495)	—	(11)
Class I3	(108,519)	(42,160)	(37,587)	—	—
Class R	(32,690)	(19,357)	(11,015)	—	—
Class R4	(5,846)	(8,392)	(390)	—	—
Class R6	—	(68)	(61)	—	—
Class T1	(7)	(65)	(11)	—	—
Advisor Class	(7)	(11)	(12)	—	(106)
Recapture of previously waived and/or reimbursed fees:
Class A	697	4,641	339	—	7,146
Class B	—	—	—	1,486	—
Class C	106	1,259	154	—	9,050
Class I	597	4,306	613	—	35,839
Class I2	—	—	—	—	11
Class I3	460	5,177	3,271	—	—
Class R	—	5,009	—	—	—
Class R4	345	1,089	34	—	—
Advisor Class	1	2	1	—	21
Net expenses	2,362,052	1,635,349	2,567,623	11,810,172	1,869,780
Net investment income (loss)	1,419,004	(565,604)	1,622,016	3,886,953	5,116,776

Net realized gain (loss) on:
Investments	18,354,781	11,294,709	20,943,085	77,145,651	3,882,079
Foreign currency transactions	23	—	(11)	—	(1,558)
Net realized gain (loss)	18,354,804	11,294,709	20,943,074	77,145,651	3,880,521

Net change in unrealized appreciation (depreciation) on:
Investments	(12,056,862)	(3,461,073)	(40,264,856)	(59,923,934)	(5,320,952)
Translation of assets and liabilities denominated in foreign currencies	1	—	(3)	—	(3,745)
Net change in unrealized appreciation (depreciation)	(12,056,861)	(3,461,073)	(40,264,859)	(59,923,934)	(5,324,697)
Net realized and change in unrealized gain (loss)	6,297,943	7,833,636	(19,321,785)	17,221,717	(1,444,176)
Net increase (decrease) in net assets resulting from operations	$7,716,947	$7,268,032	$(17,699,769)	$21,108,670	$3,672,600

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2018

	Transamerica Unconstrained Bond		Transamerica US Growth
Investment Income:
Dividend income	$688,576		$8,983,130
Interest income	27,126,490		86,661
Net income from securities lending	193,071		64,268
Withholding taxes on foreign income	(122,520)		—
Total investment income	27,885,617		9,134,059

Expenses:
Investment management fees	3,933,967		7,766,008
Distribution and service fees:
Class A	—		1,346,311
Class B	—		43,600
Class C	—		470,770
Class T1	—		32
Transfer agent fees
Class A	—		918,608
Class B	—		25,484
Class C	—		105,436
Class I	2,740		256,844
Class I2	43,843		16,105
Class T	—		85,546
Advisor Class	22		28
Trustees, CCO and deferred compensation fees	13,807		26,554
Audit and tax fees	46,540		37,179
Custody fees	386,721		105,748
Legal fees	28,483		53,584
Printing and shareholder reports fees	43,807		136,143
Registration fees	46,390		117,422
Other	22,560		28,013
Total expenses before waiver and/or reimbursement and recapture	4,568,880		11,539,415
Expenses waived and/or reimbursed:
Class B	—		(7,536)
Class I	(14)		—
Class I2	(4,079)		—
Advisor Class	(5)		—
Recapture of previously waived and/or reimbursed fees:
Class B	—		776
Advisor Class	2		—
Net expenses	4,564,784		11,532,655
Net investment income (loss)	23,320,833		(2,398,596)

Net realized gain (loss) on:
Investments	(7,989,760)		101,172,920
Futures contracts	3,959,047		—
Forward foreign currency contracts	(805,115)		—
Foreign currency transactions	(272,095)		—
Net realized gain (loss)	(5,107,923)		101,172,920

Net change in unrealized appreciation (depreciation) on:
Investments	(22,762,189	)(A)	26,345,930
Unfunded commitment	(659)		—
Futures contracts	965,707		—
Forward foreign currency contracts	241,906		—
Translation of assets and liabilities denominated in foreign currencies	(45,896)		(2,332)
Net change in unrealized appreciation (depreciation)	(21,601,131)		26,343,598
Net realized and change in unrealized gain (loss)	(26,709,054)		127,516,518
Net increase (decrease) in net assets resulting from operations	$(3,388,221)		$125,117,922

(A)	Net change in foreign capital gains tax of $2,827.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS

For the period and years ended:

	Transamerica Balanced II			Transamerica Bond
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (D) (E) (F)
From operations:
Net investment income (loss)	$2,013,120	$818,046	$1,007,112	$19,665,802	$16,440,085
Net realized gain (loss)	1,536,510	88,798	—	(582,496)	(3,677,055)
Net realized gain (loss) allocated from Series Portfolios	—	8,798,847	2,665,661	—	—
Net change in unrealized appreciation (depreciation)	(235,662)	2,205,835	—	(21,519,364)	5,899,867
Net change in unrealized appreciation (depreciation) allocated from Series Portfolios	—	(1,512,266)	2,787,190	—	—
Net increase (decrease) in net assets resulting from operations	3,313,968	10,399,260	6,459,963	(2,436,058)	18,662,897

Distributions (G):
Dividends and/or distributions to shareholders:
Class A	—	—	—	(2,976,214)	—
Class B	—	—	—	(8,013)	—
Class C	—	—	—	(1,421,858)	—
Class I	—	—	—	(10,582,642)	—
Class I2	—	—	—	(4,492,263)	—
Class I3	(1,119,238)	—	—	—	—
Class R	(1,383,991)	—	—	—	—
Class R6	—	—	—	(321,402)	—
Class T1	—	—	—	(514)	—
Advisor Class	—	—	—	(1,268)	—
Net investment income:
Class A	—	—	—	—	(3,287,346)
Class B	—	—	—	—	(23,561)
Class C	—	—	—	—	(1,620,395)
Class I	—	—	—	—	(6,717,471)
Class I2	—	—	—	—	(5,174,332)
Class R	—	(808,533)	(1,097,995)	—	—
Class R6	—	—	—	—	(203,865)
Class T1	—	—	—	—	(382)
Advisor Class	—	—	—	—	(354)
Total dividends and/or distributions from net investment income	—	(808,533)	(1,097,995)	—	(17,027,706)
Net realized gains:
Class R	—	(7,555,327)	(1,641,858)	—	—
Total dividends and/or distributions from net realized gains	—	(7,555,327)	(1,641,858)	—	—
Total dividends and/or distributions to shareholders	(2,503,229)	(8,363,860)	(2,739,853)	(19,804,174)	(17,027,706)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	—	34,165,272	40,198,896
Class B	—	—	—	79,777	12,312
Class C	—	—	—	15,182,942	6,201,229
Class I	—	—	—	306,757,666	70,536,792
Class I2	—	—	—	6,223,598	1,584,985
Class I3	1,090,664	143,037	—	—	—
Class R	4,334,814	4,444,753	8,426,436	—	—
Class R6	—	—	—	5,495,156	3,851,220
Class T1	—	—	—	—	19,749
Advisor Class	—	—	—	186,181	10,000
	5,425,478	4,587,790	8,426,436	368,090,592	122,415,183
Issued from fund acquisition:
Class I3	—	56,191,666	—	—	—
	—	56,191,666	—	—	—
Dividends and/or distributions reinvested:
Class A	—	—	—	2,599,757	2,902,072
Class B	—	—	—	7,829	21,922
Class C	—	—	—	1,153,551	1,246,211
Class I	—	—	—	8,614,351	5,327,554
Class I2	—	—	—	4,492,263	5,223,019
Class I3	1,119,238	—	—	—	—
Class R	1,383,991	8,363,860	2,739,853	—	—
Class R6	—	—	—	321,402	204,448
Class T1	—	—	—	393	246
Advisor Class	—	—	—	652	354
	2,503,229	8,363,860	2,739,853	17,190,198	14,925,826

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Balanced II			Transamerica Bond
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (D) (E) (F)
Cost of shares redeemed:
Class A	—	—	—	(32,073,539)	(46,935,294)
Class B	—	—	—	(111,196)	(446,514)
Class C	—	—	—	(15,901,194)	(18,314,327)
Class I	—	—	—	(89,887,771)	(57,485,644)
Class I2	—	—	—	(23,364,274)	(25,682,096)
Class I3	(8,691,683)	(1,127,147)	—	—	—
Class R	(15,153,991)	(13,166,410)	(14,972,910)	—	—
Class R6	—	—	—	(2,580,180)	(842,558)
Class T1	—	—	—	(9,551)	—
Advisor Class	—	—	—	(197,200)	—
	(23,845,674)	(14,293,557)	(14,972,910)	(164,124,905)	(149,706,433)
Automatic conversions:
Class A	—	—	—	378,629	411,016
Class B	—	—	—	(378,629)	(411,016)
	—	—	—	—	—
Automatic conversions:
Class A	—	—	—	2,793,123	—
Class C	—	—	—	(2,793,123)	—
	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(15,916,967)	54,849,759	(3,806,621)	221,155,885	(12,365,424)
Net increase (decrease) in net assets	(15,106,228)	56,885,159	(86,511)	198,915,653	(10,730,233)

Net assets:
Beginning of period/year	147,339,941	90,454,782	90,541,293	440,205,138	450,935,371
End of period/year	$132,233,713	$147,339,941	$90,454,782	$639,120,791	$440,205,138
Undistributed (distributions in excess of) net investment income (loss) (G)	—	$61,560	$72,977	—	$(455,911)

Capital share transactions - shares:
Shares issued:
Class A	—	—	—	3,751,474	4,340,989
Class B	—	—	—	8,737	1,329
Class C	—	—	—	1,676,024	671,862
Class I	—	—	—	33,657,653	7,593,840
Class I2	—	—	—	681,527	171,019
Class I3	104,576	14,171	—	—	—
Class R	414,862	423,788	853,260	—	—
Class R6	—	—	—	601,410	415,230
Class T1	—	—	—	—	2,129
Advisor Class	—	—	—	20,514	1,093
	519,438	437,959	853,260	40,397,339	13,197,491
Shares issued on fund acquisition:
Class I3	—	5,619,167	—	—	—
	—	5,619,167	—	—	—
Shares reinvested:
Class A	—	—	—	285,260	312,453
Class B	—	—	—	854	2,361
Class C	—	—	—	127,365	135,072
Class I	—	—	—	946,024	572,687
Class I2	—	—	—	491,573	561,411
Class I3	107,753	—	—	—	—
Class R	133,356	834,377	272,613	—	—
Class R6	—	—	—	35,250	21,947
Class T1	—	—	—	43	26
Advisor Class	—	—	—	71	38
	241,109	834,377	272,613	1,886,440	1,605,995
Shares redeemed:
Class A	—	—	—	(3,514,073)	(5,057,768)
Class B	—	—	—	(12,222)	(48,149)
Class C	—	—	—	(1,755,671)	(1,988,549)
Class I	—	—	—	(9,849,780)	(6,193,409)
Class I2	—	—	—	(2,560,259)	(2,767,636)
Class I3	(838,918)	(111,746)	—	—	—
Class R	(1,453,957)	(1,252,751)	(1,528,548)	—	—
Class R6	—	—	—	(283,314)	(90,719)
Class T1	—	—	—	(1,044)	—
Advisor Class	—	—	—	(21,716)	—
	(2,292,875)	(1,364,497)	(1,528,548)	(17,998,079)	(16,146,230)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Balanced II			Transamerica Bond
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (D) (E) (F)
Automatic conversions:
Class A	—	—	—	41,310	44,274
Class B	—	—	—	(41,254)	(44,236)
	—	—	—	56	38
Automatic conversions:
Class A	—	—	—	309,018	—
Class C	—	—	—	(310,890)	—
	—	—	—	(1,872)	—
Net increase (decrease) in shares outstanding:
Class A	—	—	—	872,989	(360,052)
Class B	—	—	—	(43,885)	(88,695)
Class C	—	—	—	(263,172)	(1,181,615)
Class I	—	—	—	24,753,897	1,973,118
Class I2	—	—	—	(1,387,159)	(2,035,206)
Class I3	(626,589)	5,521,592	—	—	—
Class R	(905,739)	5,414	(402,675)	—	—
Class R6	—	—	—	353,346	346,458
Class T1	—	—	—	(1,001)	2,155
Advisor Class	—	—	—	(1,131)	1,131
	(1,532,328)	5,527,006	(402,675)	24,283,884	(1,342,706)

(A)	Transamerica Partners Balanced reorganized into the Fund on September 15, 2017. Prior to September 15, 2017, information provided reflects Transamerica Partners Balanced, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 2.01-for-1 share split. The Capital share transactions – shares has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on September 15, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Class T1 commenced operations on March 17, 2017.
(E)	Advisor Class commenced operations on December 16, 2016.
(F)	Formerly, Transamerica Flexible Income.
(G)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Capital Growth		Transamerica Concentrated Growth		Transamerica Dividend Focused
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (B)
From operations:
Net investment income (loss)	$(7,731,018)	$(5,891,539)	$203,559	$577,613	$14,209,151	$15,527,281
Net realized gain (loss)	67,937,248	195,874,058	19,896,338	12,300,896	78,058,559	45,319,607
Net change in unrealized appreciation (depreciation)	56,011,941	24,211,473	(5,173,508)	32,328,280	(88,893,899)	85,078,091
Net increase (decrease) in net assets resulting from operations	116,218,171	214,193,992	14,926,389	45,206,789	3,373,811	145,924,979

Distributions (C):
Dividends and/or distributions to shareholders:
Class A	(43,513,097)	—	(58,658)	—	(7,676,436)	—
Class B	(359,311)	—	—	—	—	—
Class C	(20,055,109)	—	(61,314)	—	(516,821)	—
Class I	(55,327,406)	—	(1,896,304)	—	(2,399,153)	—
Class I2	(65,956,671)	—	(10,746,561)	—	(47,996,255)	—
Class R6	—	—	—	—	(313,512)	—
Class T1	(11,709)	—	(635)	—	(1,191)	—
Advisor Class	(5,364)	—	(692)	—	(931)	—
Net investment income:
Class A	—	—	—	(2,217)	—	(1,950,815)
Class C	—	—	—	—	—	(94,324)
Class I	—	—	—	(161,220)	—	(316,789)
Class I2	—	—	—	(1,597,015)	—	(15,048,195)
Class R6	—	—	—	—	—	(51,142)
Class T1	—	—	—	—	—	(114)
Advisor Class	—	—	—	(3)	—	(159)
Total dividends and/or distributions from net investment income	—	—	—	(1,760,455)	—	(17,461,538)
Net realized gains:
Class A	—	(30,968,652)	—	(98,367)	—	(11,783,484)
Class B	—	(475,627)	—	—	—	—
Class C	—	(13,402,952)	—	(105,338)	—	(988,062)
Class I	—	(27,681,430)	—	(3,547,712)	—	(1,399,900)
Class I2	—	(61,546,757)	—	(31,167,503)	—	(88,890,353)
Class R6	—	—	—	—	—	(92,323)
Advisor Class	—	(1,765)	—	(1,418)	—	(1,229)
Total dividends and/or distributions from net realized gains	—	(134,077,183)	—	(34,920,338)	—	(103,155,351)
Total dividends and/or distributions to shareholders	(185,228,667)	(134,077,183)	(12,764,164)	(36,680,793)	(58,904,299)	(120,616,889)

Capital share transactions:
Proceeds from shares sold:
Class A	210,615,143	86,551,909	418,165	326,652	10,375,813	14,292,306
Class B	72,154	84,527	—	—	—	—
Class C	93,876,218	20,534,662	62,569	189,910	851,701	1,943,068
Class I	635,496,801	154,609,137	5,250,468	7,782,093	22,514,565	7,812,544
Class I2	18,539,341	2,266,207	17,954,090	1,817,712	66,167,413	10,412,578
Class R6	—	—	—	—	1,074,179	3,171,661
Class T1	71,600	10,033	—	10,000	24,379	10,000
Advisor Class	382,462	65,400	—	10,000	—	10,000
	959,053,719	264,121,875	23,685,292	10,136,367	101,008,050	37,652,157
Dividends and/or distributions reinvested:
Class A	42,819,001	30,368,051	58,658	100,584	7,670,992	13,722,660
Class B	357,982	472,403	—	—	—	—
Class C	19,328,218	12,505,792	61,314	105,338	516,570	1,078,282
Class I	54,098,365	26,612,251	1,878,811	3,665,935	2,396,839	1,716,450
Class I2	65,956,671	61,546,757	10,746,561	32,764,518	47,996,255	103,938,548
Class R6	—	—	—	—	313,512	143,465
Class T1	11,709	—	635	—	1,191	114
Advisor Class	5,364	1,765	692	1,421	931	1,388
	182,577,310	131,507,019	12,746,671	36,637,796	58,896,290	120,600,907

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Capital Growth		Transamerica Concentrated Growth		Transamerica Dividend Focused
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (B)
Cost of shares redeemed:
Class A	(99,359,362)	(92,900,340)	(217,167)	(226,124)	(21,692,704)	(24,283,007)
Class B	(209,205)	(285,378)	—	—	—	—
Class C	(24,538,488)	(24,734,673)	(68,665)	(32,460)	(1,571,911)	(4,012,194)
Class I	(246,590,786)	(88,460,334)	(9,968,519)	(4,300,932)	(22,984,684)	(3,445,217)
Class I2	(115,092,349)	(84,375,674)	(65,745,645)	(73,467,287)	(161,668,665)	(230,550,048)
Class R6	—	—	—	—	(499,445)	(437,919)
Class T1	(30,000)	—	—	—	(3,500)	—
Advisor Class	(6,333)	(42,830)	—	—	—	—
	(485,826,523)	(290,799,229)	(75,999,996)	(78,026,803)	(208,420,909)	(262,728,385)
Automatic conversions:
Class A	991,771	1,220,208	—	—	—	—
Class B	(991,771)	(1,220,208)	—	—	—	—
	—	—	—	—	—	—
Automatic conversions:
Class A	15,746,478	—	18,910	—	533,498	—
Class C	(15,746,478)	—	(18,910)	—	(533,498)	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	655,804,506	104,829,665	(39,568,033)	(31,252,640)	(48,516,569)	(104,475,321)
Net increase (decrease) in net assets	586,794,010	184,946,474	(37,405,808)	(22,726,644)	(104,047,057)	(79,167,231)

Net assets:
Beginning of year	833,319,015	648,372,541	225,939,335	248,665,979	698,941,771	778,109,002
End of year	$1,420,113,025	$833,319,015	$188,533,527	$225,939,335	$594,894,714	$698,941,771
Undistributed (distributions in excess of) net investment income (loss) (C)	—	$—	—	$434,339	—	$447,755

Capital share transactions - shares:
Shares issued:
Class A	7,713,880	3,467,747	23,071	19,611	937,102	1,284,218
Class B	3,393	3,850	—	—	—	—
Class C	4,229,922	970,174	3,458	11,675	76,229	174,383
Class I	22,078,737	5,901,067	302,012	470,308	1,912,576	701,195
Class I2	1,332,671	153,189	978,081	110,884	5,800,798	933,667
Class R6	—	—	—	—	96,383	289,192
Class T1	2,448	434	—	616	2,190	902
Advisor Class	12,993	2,448	—	571	—	821
	35,374,044	10,498,909	1,306,622	613,665	8,825,278	3,384,378
Shares reinvested:
Class A	1,815,926	1,482,815	3,377	6,652	686,110	1,279,159
Class B	19,257	27,578	—	—	—	—
Class C	1,019,959	721,211	3,624	7,098	46,353	101,094
Class I	2,191,075	1,254,690	109,170	245,049	214,277	159,690
Class I2	5,384,218	4,947,489	616,555	2,165,533	4,295,038	9,690,652
Class R6	—	—	—	—	28,062	13,229
Class T1	496	—	37	—	107	10
Advisor Class	218	83	40	94	82	128
	10,431,149	8,433,866	732,803	2,424,426	5,270,029	11,243,962
Shares redeemed:
Class A	(3,661,460)	(3,740,617)	(12,135)	(13,679)	(1,940,771)	(2,199,874)
Class B	(9,832)	(13,687)	—	—	—	—
Class C	(1,139,370)	(1,204,359)	(4,054)	(1,968)	(140,520)	(357,215)
Class I	(8,645,444)	(3,432,146)	(552,820)	(270,330)	(2,037,868)	(308,146)
Class I2	(8,254,667)	(5,593,965)	(3,618,649)	(4,449,272)	(14,378,117)	(20,888,012)
Class R6	—	—	—	—	(44,719)	(39,148)
Class T1	(1,155)	—	—	—	(305)	—
Advisor Class	(204)	(1,548)	—	—	—	—
	(21,712,132)	(13,986,322)	(4,187,658)	(4,735,249)	(18,542,300)	(23,792,395)
Automatic conversions:
Class A	37,489	51,618	—	—	—	—
Class B	(47,394)	(61,581)	—	—	—	—
	(9,905)	(9,963)	—	—	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Capital Growth		Transamerica Concentrated Growth		Transamerica Dividend Focused
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (B)
Automatic conversions:
Class A	541,233	—	985	—	46,878	—
Class C	(677,285)	—	(1,017)	—	(47,209)	—
	(136,052)	—	(32)	—	(331)	—
Net increase (decrease) in shares outstanding:
Class A	6,447,068	1,261,563	15,298	12,584	(270,681)	363,503
Class B	(34,576)	(43,840)	—	—	—	—
Class C	3,433,226	487,026	2,011	16,805	(65,147)	(81,738)
Class I	15,624,368	3,723,611	(141,638)	445,027	88,985	552,739
Class I2	(1,537,778)	(493,287)	(2,024,013)	(2,172,855)	(4,282,281)	(10,263,693)
Class R6	—	—	—	—	79,726	263,273
Class T1	1,789	434	37	616	1,992	912
Advisor Class	13,007	983	40	665	82	949
	23,947,104	4,936,490	(2,148,265)	(1,697,158)	(4,447,324)	(9,164,055)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)

The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Dynamic Allocation		Transamerica Dynamic Income		Transamerica Emerging Markets Debt
	October 31, 2018	October 31, 2017 (A)	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (C)
From operations:
Net investment income (loss)	$127,733	$138,526	$8,711,197	$11,427,095	$45,603,698	$43,605,804
Net realized gain (loss)	372,170	282,931	4,596,113	399,875	(51,839,174)	24,041,399
Net change in unrealized appreciation (depreciation)	(325,121)	2,073,466	(19,499,727)	1,903,163	(52,161,593)	(4,838,227)
Net increase (decrease) in net assets resulting from operations	174,782	2,494,923	(6,192,417)	13,730,133	(58,397,069)	62,808,976

Distributions (D):
Dividends and/or distributions to shareholders:
Class A	(68,070)	—	(2,838,673)	—	(694,026)	—
Class C	(4,153)	—	(3,951,560)	—	(325,271)	—
Class I	(36,886)	—	(1,976,216)	—	(21,985,652)	—
Class I2	—	—	—	—	(6,633,509)	—
Class R6	—	—	—	—	(260,275)	—
Class T1	(74)	—	(365)	—	(319)	—
Advisor Class	—	—	(373)	—	(638)	—
Net investment income:
Class A	—	(117,617)	—	(3,635,838)	—	(1,502,424)
Class C	—	(39,222)	—	(5,048,783)	—	(540,689)
Class I	—	(43,796)	—	(2,612,863)	—	(26,546,429)
Class I2	—	—	—	—	—	(10,149,753)
Class R6	—	—	—	—	—	(112,695)
Class T1	—	—	—	(214)	—	(285)
Advisor Class	—	—	—	(237)	—	(2,127)
Total dividends and/or distributions from net investment income	—	(200,635)	—	(11,297,935)	—	(38,854,402)
Return of capital:
Class A	—	—	(728,928)	(862,845)	(75,977)	—
Class C	—	—	(1,014,700)	(1,198,163)	(35,609)	—
Class I	—	—	(507,463)	(620,077)	(2,406,799)	—
Class I2	—	—	—	—	(726,180)	—
Class R6	—	—	—	—	(28,493)	—
Class T1	—	—	(92)	(51)	(34)	—
Advisor Class	—	—	(97)	(56)	(67)	—
Total dividends and/or distributions from return of capital	—	—	(2,251,280)	(2,681,192)	(3,273,159)	—
Total dividends and/or distributions to shareholders	(109,183)	(200,635)	(11,018,467)	(13,979,127)	(33,172,849)	(38,854,402)

Capital share transactions:
Proceeds from shares sold:
Class A	3,913,662	579,997	3,774,057	9,563,861	14,063,676	18,132,695
Class C	684,440	638,684	2,543,481	7,611,351	2,020,456	2,974,285
Class I	1,003,272	1,141,832	10,300,333	16,187,249	276,722,017	396,190,604
Class I2	—	—	—	—	34,115,378	65,064,423
Class R6	—	—	—	—	3,625,398	6,940,484
Class T1	—	10,000	—	10,000	—	10,000
Advisor Class	—	—	—	10,000	22,552	150,000
	5,601,374	2,370,513	16,617,871	33,382,461	330,569,477	489,462,491
Dividends and/or distributions reinvested:
Class A	67,754	116,674	3,320,002	4,197,380	756,316	1,440,058
Class C	4,117	39,119	4,611,066	5,714,768	333,535	482,010
Class I	36,886	42,953	2,271,029	2,776,691	19,397,127	23,550,247
Class I2	—	—	—	—	7,359,689	10,149,753
Class R6	—	—	—	—	74,060	42,440
Class T1	74	—	457	265	353	285
Advisor Class	—	—	470	293	705	2,127
	108,831	198,746	10,203,024	12,689,397	27,921,785	35,666,920
Cost of shares redeemed:
Class A	(2,067,226)	(2,524,671)	(33,378,047)	(37,945,594)	(19,118,138)	(34,458,493)
Class C	(1,558,934)	(3,088,049)	(49,751,701)	(61,858,475)	(4,868,153)	(4,311,807)
Class I	(1,463,812)	(818,836)	(32,069,016)	(35,937,418)	(429,968,194)	(369,817,125)
Class I2	—	—	—	—	(73,725,067)	(38,056,012)
Class R6	—	—	—	—	(4,278,305)	(127,367)
Advisor Class	—	—	—	—	(239)	(142,011)
	(5,089,972)	(6,431,556)	(115,198,764)	(135,741,487)	(531,958,096)	(446,912,815)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Dynamic Allocation		Transamerica Dynamic Income		Transamerica Emerging Markets Debt
	October 31, 2018	October 31, 2017 (A)	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (C)
Automatic conversions:
Class A	486,064	—	1,965,282	—	85,621	—
Class C	(486,064)	—	(1,965,282)	—	(85,621)	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	620,233	(3,862,297)	(88,377,869)	(89,669,629)	(173,466,834)	78,216,596
Net increase (decrease) in net assets	685,832	(1,568,009)	(105,588,753)	(89,918,623)	(265,036,752)	102,171,170

Net assets:
Beginning of year	18,813,863	20,381,872	326,218,092	416,136,715	939,766,512	837,595,342
End of year	$19,499,695	$18,813,863	$220,629,339	$326,218,092	$674,729,760	$939,766,512
Undistributed (distributions in excess of) net investment income (loss) (D)	—	$62,709	—	$38,184	—	$1,834,487

Capital share transactions - shares:
Shares issued:
Class A	325,704	51,640	402,454	1,010,414	1,348,306	1,694,018
Class C	57,032	58,106	273,393	808,500	188,373	278,533
Class I	83,680	104,523	1,110,186	1,709,901	25,892,393	36,551,354
Class I2	—	—	—	—	3,292,154	6,150,869
Class R6	—	—	—	—	343,733	633,202
Class T1	—	904	—	1,057	—	942
Advisor Class	—	—	—	1,055	2,135	14,038
	466,416	215,173	1,786,033	3,530,927	31,067,094	45,322,956
Shares reinvested:
Class A	5,679	10,833	360,155	443,492	72,321	136,141
Class C	348	3,663	502,037	606,114	31,901	45,648
Class I	3,105	4,007	246,421	293,365	1,828,138	2,211,709
Class I2	—	—	—	—	697,745	952,460
Class R6	—	—	—	—	7,049	3,919
Class T1	6	—	49	28	33	26
Advisor Class	—	—	51	31	67	198
	9,138	18,503	1,108,713	1,343,030	2,637,254	3,350,101
Shares redeemed:
Class A	(171,845)	(226,713)	(3,598,352)	(4,013,929)	(1,873,721)	(3,240,365)
Class C	(130,564)	(281,777)	(5,387,132)	(6,561,878)	(471,054)	(408,551)
Class I	(121,747)	(74,048)	(3,460,924)	(3,802,272)	(41,290,406)	(35,173,629)
Class I2	—	—	—	—	(7,215,697)	(3,585,100)
Class R6	—	—	—	—	(426,395)	(11,769)
Advisor Class	—	—	—	—	(23)	(13,218)
	(424,156)	(582,538)	(12,446,408)	(14,378,079)	(51,277,296)	(42,432,632)
Automatic conversions:
Class A	39,153	—	215,660	—	8,712	—
Class C	(39,713)	—	(216,781)	—	(8,775)	—
	(560)	—	(1,121)	—	(63)	—
Net increase (decrease) in shares outstanding:
Class A	198,691	(164,240)	(2,620,083)	(2,560,023)	(444,382)	(1,410,206)
Class C	(112,897)	(220,008)	(4,828,483)	(5,147,264)	(259,555)	(84,370)
Class I	(34,962)	34,482	(2,104,317)	(1,799,006)	(13,569,875)	3,589,434
Class I2	—	—	—	—	(3,225,798)	3,518,229
Class R6	—	—	—	—	(75,613)	625,352
Class T1	6	904	49	1,085	33	968
Advisor Class	—	—	51	1,086	2,179	1,018
	50,838	(348,862)	(9,552,783)	(9,504,122)	(17,573,011)	6,240,425

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on March 3, 2017.
(C)	Advisor Class commenced operations on December 16, 2016.
(D)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Emerging Markets Equity		Transamerica Event Driven		Transamerica Floating Rate
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (C)	October 31, 2018	October 31, 2017 (A) (B)
From operations:
Net investment income (loss)	$9,716,309	$2,569,365	$(503,143)	$1,476,913	$32,633,578	$22,316,072
Net realized gain (loss)	(37,916,126)	9,797,667	3,255,138	4,674,785	318,096	289,049
Net change in unrealized appreciation (depreciation)	(128,358,143)	34,742,625	(2,564,107)	31,554	(7,301,367)	386,958
Net increase (decrease) in net assets resulting from operations	(156,557,960)	47,109,657	187,888	6,183,252	25,650,307	22,992,079

Distributions (D):
Dividends and/or distributions to shareholders:
Class A	(71,692)	—	—	—	(1,714,526)	—
Class C	(1,032)	—	—	—	(711,254)	—
Class I	(72,864)	—	(915)	—	(5,449,204)	—
Class I2	(2,365,604)	—	(1,548,315)	—	(25,131,093)	—
Class T1	(71)	—	—	—	(451)	—
Advisor Class	(110)	—	(160)	—	—	—
Net investment income:
Class A	—	(38,010)	—	—	—	(1,037,595)
Class C	—	(19,789)	—	—	—	(426,594)
Class I	—	(9,003)	—	(23)	—	(2,098,647)
Class I2	—	(2,910,992)	—	(1,538,826)	—	(18,899,972)
Class T1	—	—	—	—	—	(240)
Advisor Class	—	(9)	—	(7)	—	—
Total dividends and/or distributions from net investment income	—	(2,977,803)	—	(1,538,856)	—	(22,463,048)
Total dividends and/or distributions to shareholders	(2,511,373)	(2,977,803)	(1,549,390)	(1,538,856)	(33,006,528)	(22,463,048)

Capital share transactions:
Proceeds from shares sold:
Class A	4,710,603	9,170,440	—	—	30,977,953	40,831,647
Class C	654,698	809,112	—	—	9,398,709	13,841,884
Class I	17,741,544	8,973,883	658,461	57,145	158,554,811	89,627,788
Class I2	898,106,042	45,502,563	55,373,167	6,817,658	168,091,938	150,996,705
Class T1	—	9,989	—	—	—	10,000
Advisor Class	—	10,000	9,884	10,000	—	—
	921,212,887	64,475,987	56,041,512	6,884,803	367,023,411	295,308,024
Dividends and/or distributions reinvested:
Class A	71,570	36,183	—	—	1,700,265	1,036,577
Class C	1,032	18,967	—	—	701,724	422,179
Class I	71,978	9,003	912	23	5,413,873	2,097,097
Class I2	2,365,604	2,910,992	1,548,315	1,538,826	25,131,093	19,048,239
Class T1	71	—	—	—	451	240
Advisor Class	110	9	160	7	—	—
	2,510,365	2,975,154	1,549,387	1,538,856	32,947,406	22,604,332
Cost of shares redeemed:
Class A	(10,071,471)	(2,649,201)	—	—	(33,712,226)	(9,877,972)
Class C	(1,104,470)	(621,743)	—	—	(4,872,939)	(3,388,071)
Class I	(17,844,573)	(2,240,898)	(175)	—	(47,531,167)	(32,451,925)
Class I2	(114,204,858)	(18,532,261)	(29,736,125)	(20,221,985)	(226,818,641)	(33,440,263)
Advisor Class	—	—	(4,237)	—	—	—
	(143,225,372)	(24,044,103)	(29,740,537)	(20,221,985)	(312,934,973)	(79,158,231)
Automatic conversions:
Class A	133,511	—	—	—	158,465	—
Class C	(133,511)	—	—	—	(158,465)	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	780,497,880	43,407,038	27,850,362	(11,798,326)	87,035,844	238,754,125
Net increase (decrease) in net assets	621,428,547	87,538,892	26,488,860	(7,153,930)	79,679,623	239,283,156

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Emerging Markets Equity		Transamerica Event Driven		Transamerica Floating Rate
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (C)	October 31, 2018	October 31, 2017 (A) (B)

Net assets:
Beginning of year	$238,687,182	$151,148,290	$90,245,258	$97,399,188	$640,248,376	$400,965,220
End of year	$860,115,729	$238,687,182	$116,734,118	$90,245,258	$719,927,999	$640,248,376
Undistributed (distributions in excess of) net investment income (loss) (D)	—	$2,312,443	—	$1,863,150	—	$26,521

Capital share transactions - shares:
Shares issued:
Class A	412,256	938,973	—	—	3,118,850	4,094,398
Class C	57,760	85,065	—	—	946,167	1,386,980
Class I	1,692,558	889,138	62,348	5,695	16,033,189	9,015,911
Class I2	81,382,284	4,682,241	5,310,123	682,866	16,874,398	15,110,130
Class T1	—	1,053	—	—	—	1,001
Advisor Class	—	1,193	928	993	—	—
	83,544,858	6,597,663	5,373,399	689,554	36,972,604	29,608,420
Shares reinvested:
Class A	6,520	4,445	—	—	171,389	103,915
Class C	94	2,341	—	—	70,725	42,315
Class I	6,512	1,102	87	2	548,089	210,916
Class I2	214,082	356,303	150,614	155,124	2,532,602	1,909,734
Class T1	6	—	—	—	46	24
Advisor Class	10	1	15	1	—	—
	227,224	364,192	150,716	155,127	3,322,851	2,266,904
Shares redeemed:
Class A	(910,691)	(264,637)	—	—	(3,399,213)	(991,046)
Class C	(101,200)	(64,235)	—	—	(490,691)	(339,808)
Class I	(1,714,681)	(214,636)	(17)	—	(4,809,523)	(3,265,212)
Class I2	(10,383,039)	(1,871,886)	(2,846,460)	(2,007,022)	(22,841,767)	(3,355,771)
Advisor Class	—	—	(398)	—	—	—
	(13,109,611)	(2,415,394)	(2,846,875)	(2,007,022)	(31,541,194)	(7,951,837)
Automatic conversions:
Class A	13,376	—	—	—	16,008	—
Class C	(13,511)	—	—	—	(16,008)	—
	(135)	—	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	(478,539)	678,781	—	—	(92,966)	3,207,267
Class C	(56,857)	23,171	—	—	510,193	1,089,487
Class I	(15,611)	675,604	62,418	5,697	11,771,755	5,961,615
Class I2	71,213,327	3,166,658	2,614,277	(1,169,032)	(3,434,767)	13,664,093
Class T1	6	1,053	—	—	46	1,025
Advisor Class	10	1,194	545	994	—	—
	70,662,336	4,546,461	2,677,240	(1,162,341)	8,754,261	23,923,487

(A)	Advisor Class commenced operations on December 16, 2016.
(B)	Class T1 commenced operations on March 17, 2017.
(C)	Class I commenced operations on November 11, 2016.
(D)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Global Equity		Transamerica Government Money Market		Transamerica Growth
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (C) (D)	October 31, 2018	October 31, 2017
From operations:
Net investment income (loss)	$202,936	$541,670	$10,421,389	$205,016	$(79,820)	$(67,160)
Net realized gain (loss)	11,404,123	5,033,809	—	199	107,815,689	86,602,623
Net change in unrealized appreciation (depreciation)	(12,390,011)	20,747,076	—	—	(80,755,272)	14,287,823
Net increase (decrease) in net assets resulting from operations	(782,952)	26,322,555	10,421,389	205,215	26,980,597	100,823,286

Distributions (E):
Dividends and/or distributions to shareholders:
Class A	(807,300)	—	(772,195)	—	—	—
Class B	(5,993)	—	(31)	—	—	—
Class C	(510,170)	—	(867)	—	—	—
Class I	(746,307)	—	(194,793)	—	—	—
Class I2	—	—	(280)	—	(83,895,864)	—
Class I3	—	—	(990,000)	—	—	—
Class R2	—	—	(6,272,459)	—	—	—
Class R4	—	—	(2,190,764)	—	—	—
Class R6	(24,294)	—	—	—	(2,445,164)	—
Class T1	(179)	—	—	—	—	—
Advisor Class	(255)	—	—	—	—	—
Net investment income:
Class A	—	(967,374)	—	(10,399)	—	—
Class B	—	(20,351)	—	(57)	—	—
Class C	—	(786,606)	—	(1,093)	—	—
Class I	—	(815,513)	—	(1,147)	—	—
Class I2	—	—	—	(460)	—	(269,162)
Class I3	—	—	—	(40,253)	—	—
Class R2	—	—	—	(95,066)	—	—
Class R4	—	—	—	(56,540)	—	—
Class R6	—	(14,519)	—	—	—	(2,307)
Advisor Class	—	(12)	—	—	—	—
Total dividends and/or distributions from net investment income	—	(2,604,375)	—	(205,015)	—	(271,469)
Net realized gains:
Class I2	—	—	—	—	—	(71,424,962)
Class R6	—	—	—	—	—	(576,608)
Total dividends and/or distributions from net realized gains	—	—	—	—	—	(72,001,570)
Total dividends and/or distributions to shareholders	(2,094,498)	(2,604,375)	(10,421,389)	(205,015)	(86,341,028)	(72,273,039)

Capital share transactions:
Proceeds from shares sold:
Class A	4,587,452	7,190,126	65,365,822	107,129,499	—	—
Class B	10,966	27,787	90,724	244,495	—	—
Class C	1,050,539	1,362,306	12,163,868	15,402,606	—	—
Class I	5,094,686	9,274,080	7,238,529	12,372,709	—	—
Class I2	—	—	2,658,935	8,645,454	22,203,603	3,468,715
Class I3	—	—	522,618,214	77,378,722	—	—
Class R2	—	—	166,105,237	4,363,672	—	—
Class R4	—	—	79,350,513	3,706,200	—	—
Class R6	242,886	933,164	—	—	8,424,302	5,458,217
Class T1	—	10,000	—	—	—	—
Advisor Class	—	10,000	—	—	—	—
	10,986,529	18,807,463	855,591,842	229,243,357	30,627,905	8,926,932
Issued from fund acquisition:
Class I3	—	—	—	66,989,654	—	—
Class R2	—	—	—	632,075,520	—	—
Class R4	—	—	—	187,617,564	—	—
	—	—	—	886,682,738	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Global Equity		Transamerica Government Money Market		Transamerica Growth
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (C) (D)	October 31, 2018	October 31, 2017
Dividends and/or distributions reinvested:
Class A	736,670	924,346	765,363	9,449	—	—
Class B	5,963	19,753	19	35	—	—
Class C	467,509	657,493	747	948	—	—
Class I	627,897	678,324	181,342	1,007	—	—
Class I2	—	—	280	468	83,895,864	71,694,124
Class I3	—	—	990,183	40,272	—	—
Class R2	—	—	6,272,459	95,066	—	—
Class R4	—	—	2,190,764	56,540	—	—
Class R6	24,294	14,519	—	—	2,445,164	578,915
Class T1	179	—	—	—	—	—
Advisor Class	255	12	—	—	—	—
	1,862,767	2,294,447	10,401,157	203,785	86,341,028	72,273,039
Cost of shares redeemed:
Class A	(11,366,028)	(14,030,048)	(91,066,511)	(108,648,516)	—	—
Class B	(129,584)	(420,172)	(129,481)	(484,105)	—	—
Class C	(8,772,107)	(15,470,948)	(13,504,066)	(17,886,249)	—	—
Class I	(6,988,774)	(10,255,116)	(7,716,977)	(11,979,994)	—	—
Class I2	—	—	(6,491,761)	(12,750,078)	(206,716,424)	(127,698,429)
Class I3	—	—	(539,727,067)	(21,859,667)	—	—
Class R2	—	—	(79,035,174)	(1,615,690)	—	—
Class R4	—	—	(97,691,667)	(1,080,158)	—	—
Class R6	(406,037)	(116,308)	—	—	(4,454,630)	(926,203)
	(27,662,530)	(40,292,592)	(835,362,704)	(176,304,457)	(211,171,054)	(128,624,632)
Automatic conversions:
Class A	623,334	610,687	275,445	379,513	—	—
Class B	(623,334)	(610,687)	(275,445)	(379,513)	—	—
	—	—	—	—	—	—
Automatic conversions:
Class A	17,269,985	—	4,889,826	—	—	—
Class C	(17,269,985)	—	(4,889,826)	—	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(14,813,234)	(19,190,682)	30,630,295	939,825,423	(94,202,121)	(47,424,661)
Net increase (decrease) in net assets	(17,690,684)	4,527,498	30,630,295	939,825,623	(153,562,552)	(18,874,414)

Net assets:
Beginning of year	123,333,288	118,805,790	1,189,143,553	249,317,930	352,803,989	371,678,403
End of year	$105,642,604	$123,333,288	$1,219,773,848	$1,189,143,553	$199,241,437	$352,803,989
Undistributed (distributions in excess of) net investment income (loss) (E)	—	$646,424	—	$—	—	$(89,625)

Capital share transactions - shares:
Shares issued:
Class A	329,924	572,983	65,365,822	107,129,499	—	—
Class B	798	2,200	90,724	244,495	—	—
Class C	76,657	113,149	12,163,868	15,402,606	—	—
Class I	361,573	765,863	7,238,529	12,372,709	—	—
Class I2	—	—	2,658,935	8,645,454	1,945,742	292,258
Class I3	—	—	522,618,214	77,378,722	—	—
Class R2	—	—	166,105,237	4,363,672	—	—
Class R4	—	—	79,350,513	3,706,200	—	—
Class R6	17,382	77,051	—	—	749,888	464,849
Class T1	—	835	—	—	—	—
Advisor Class	—	868	—	—	—	—
	786,334	1,532,949	855,591,842	229,243,357	2,695,630	757,107
Shares issued on fund acquisition:
Class I3	—	—	—	66,989,654	—	—
Class R2	—	—	—	632,075,520	—	—
Class R4	—	—	—	187,617,564	—	—
	—	—	—	886,682,738	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Global Equity		Transamerica Government Money Market		Transamerica Growth
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (C) (D)	October 31, 2018	October 31, 2017
Shares reinvested:
Class A	53,537	82,457	765,363	9,449	—	—
Class B	437	1,783	19	35	—	—
Class C	34,554	59,610	747	949	—	—
Class I	45,632	59,912	181,342	1,006	—	—
Class I2	—	—	280	468	8,066,910	6,782,793
Class I3	—	—	990,183	40,272	—	—
Class R2	—	—	6,272,459	95,066	—	—
Class R4	—	—	2,190,764	56,540	—	—
Class R6	1,764	1,268	—	—	235,112	54,770
Class T1	13	—	—	—	—	—
Advisor Class	18	1	—	—	—	—
	135,955	205,031	10,401,157	203,785	8,302,022	6,837,563
Shares redeemed:
Class A	(816,151)	(1,156,020)	(91,066,511)	(108,648,516)	—	—
Class B	(9,468)	(34,587)	(129,481)	(484,105)	—	—
Class C	(641,388)	(1,297,571)	(13,504,066)	(17,886,249)	—	—
Class I	(502,507)	(841,504)	(7,716,977)	(11,979,994)	—	—
Class I2	—	—	(6,491,761)	(12,750,078)	(17,999,785)	(10,593,001)
Class I3	—	—	(539,727,067)	(21,859,667)	—	—
Class R2	—	—	(79,035,174)	(1,615,690)	—	—
Class R4	—	—	(97,691,667)	(1,080,158)	—	—
Class R6	(29,176)	(9,021)	—	—	(393,013)	(75,219)
	(1,998,690)	(3,338,703)	(835,362,704)	(176,304,457)	(18,392,798)	(10,668,220)
Automatic conversions:
Class A	45,115	50,822	275,445	379,513	—	—
Class B	(45,637)	(51,666)	(275,445)	(379,513)	—	—
	(522)	(844)	—	—	—	—
Automatic conversions:
Class A	1,216,143	—	4,889,826	—	—	—
Class C	(1,242,651)	—	(4,889,826)	—	—	—
	(26,508)	—	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	828,568	(449,758)	(19,770,055)	(1,130,055)	—	—
Class B	(53,870)	(82,270)	(314,183)	(619,088)	—	—
Class C	(1,772,828)	(1,124,812)	(6,229,277)	(2,482,694)	—	—
Class I	(95,302)	(15,729)	(297,106)	393,721	—	—
Class I2	—	—	(3,832,546)	(4,104,156)	(7,987,133)	(3,517,950)
Class I3	—	—	(16,118,670)	122,548,981	—	—
Class R2	—	—	93,342,522	634,918,568	—	—
Class R4	—	—	(16,150,390)	190,300,146	—	—
Class R6	(10,030)	69,298	—	—	591,987	444,400
Class T1	13	835	—	—	—	—
Advisor Class	18	869	—	—	—	—
	(1,103,431)	(1,601,567)	30,630,295	939,825,423	(7,395,146)	(3,073,550)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Class I3 commenced operations on May 19, 2017.
(D)	Class R2 and R4 commenced operations on October 13, 2017.
(E)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica High Quality Bond			Transamerica High Yield Bond
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (D) (E) (F)
From operations:
Net investment income (loss)	$6,005,362	$2,708,942	$755,102	$94,484,246	$97,141,878
Net realized gain (loss)	(2,869,403)	(74,190)	—	6,553,769	8,403,193
Net realized gain (loss) allocated from Series Portfolios	—	1,511,352	(271,995)	—	—
Net change in unrealized appreciation (depreciation)	(1,897,277)	(828,500)	—	(100,287,376)	47,175,073
Net change in unrealized appreciation (depreciation) allocated from Series Portfolios	—	(1,308,687)	202,411	—	—
Net increase (decrease) in net assets resulting from operations	1,238,682	2,008,917	685,518	750,639	152,720,144

Distributions (G):
Dividends and/or distributions to shareholders:
Class A	—	—	—	(5,154,162)	—
Class B	—	—	—	(24,048)	—
Class C	—	—	—	(1,878,383)	—
Class I	—	—	—	(6,999,933)	—
Class I2	—	—	—	(35,336,286)	—
Class I3	(5,292,699)	—	—	(19,478,851)	—
Class R	(298,452)	—	—	(2,519,293)	—
Class R4	(801,249)	—	—	(20,574,821)	—
Class R6	—	—	—	(1,801,266)	—
Class T1	—	—	—	(583)	—
Advisor Class	—	—	—	(890)	—
Net investment income:
Class A	—	—	—	—	(5,827,127)
Class B	—	—	—	—	(92,593)
Class C	—	—	—	—	(2,246,104)
Class I	—	—	—	—	(9,681,538)
Class I2	—	—	—	—	(50,961,039)
Class I3	—	(1,924,637)	—	—	(13,116,261)
Class R	—	(82,945)	—	—	(2,340,483)
Class R4	—	(587,025)	(1,008,704)	—	(12,084,000)
Class R6	—	—	—	—	(1,069,920)
Class T1	—	—	—	—	(349)
Advisor Class	—	—	—	—	(588)
Total dividends and/or distributions from net investment income	—	(2,594,607)	(1,008,704)	—	(97,420,002)
Total dividends and/or distributions to shareholders	(6,392,400)	(2,594,607)	(1,008,704)	(93,768,516)	(97,420,002)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	—	38,203,122	70,224,290
Class B	—	—	—	11,353	8,860
Class C	—	—	—	4,030,047	7,294,651
Class I	—	—	—	147,245,529	158,685,177
Class I2	—	—	—	88,697,016	58,935,984
Class I3	140,068,270	153,882,615	—	9,605,033	77,078,681
Class R	1,662,754	1,269,754	—	10,086,780	9,239,323
Class R4	8,465,097	6,586,975	13,158,060	45,360,966	28,031,069
Class R6	—	—	—	15,184,677	32,126,975
Class T1	—	—	—	1	10,000
Advisor Class	—	—	—	2	15,000
	150,196,121	161,739,344	13,158,060	358,424,526	441,650,010
Issued from fund acquisition:
Class I3	—	180,891,191	—	—	346,225,252
Class R	—	101,647,214	—	—	122,337,520
Class R4	—	—	—	—	352,098,584
	—	282,538,405	—	—	820,661,356

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica High Quality Bond			Transamerica High Yield Bond
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (D) (E) (F)
Dividends and/or distributions reinvested:
Class A	—	—	—	4,703,129	5,328,805
Class B	—	—	—	22,647	85,841
Class C	—	—	—	1,740,441	2,069,004
Class I	—	—	—	6,655,453	9,047,484
Class I2	—	—	—	35,336,278	51,381,833
Class I3	5,292,699	1,924,637	—	19,478,851	13,127,977
Class R	298,452	82,945	—	2,314,432	2,255,774
Class R4	801,249	587,025	1,008,704	20,574,821	12,084,000
Class R6	—	—	—	1,801,244	1,065,430
Class T1	—	—	—	583	349
Advisor Class	—	—	—	890	588
	6,392,400	2,594,607	1,008,704	92,628,769	96,447,085
Cost of shares redeemed:
Class A	—	—	—	(60,670,907)	(89,668,464)
Class B	—	—	—	(193,666)	(483,086)
Class C	—	—	—	(14,199,088)	(16,532,355)
Class I	—	—	—	(230,621,466)	(164,267,366)
Class I2	—	—	—	(474,861,063)	(238,843,844)
Class I3	(152,551,826)	(93,504,035)	—	(92,903,355)	(62,278,765)
Class R	(7,558,553)	(83,577,629)	—	(22,751,620)	(80,311,956)
Class R4	(10,911,336)	(23,281,037)	(14,759,138)	(54,088,385)	(30,083,253)
Class R6	—	—	—	(20,083,678)	(3,288,105)
	(171,021,715)	(200,362,701)	(14,759,138)	(970,373,228)	(685,757,194)
Automatic conversions:
Class A	—	—	—	1,002,202	1,099,262
Class B	—	—	—	(1,002,202)	(1,099,262)
	—	—	—	—	—
Automatic conversions:
Class A	—	—	—	4,219,166	—
Class C	—	—	—	(4,219,166)	—
	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(14,433,194)	246,509,655	(592,374)	(519,319,933)	673,001,257
Net increase (decrease) in net assets	(19,586,912)	245,923,965	(915,560)	(612,337,810)	728,301,399

Net assets:
Beginning of period/year	302,235,837	56,311,872	57,227,432	2,015,572,835	1,287,271,436
End of period/year	$282,648,925	$302,235,837	$56,311,872	$1,403,235,025	$2,015,572,835
Undistributed (distributions in excess of) net investment income (loss) (G)	—	$497,616	$18,954	—	$(69,333)

Capital share transactions - shares:
Shares issued:
Class A	—	—	—	4,192,701	7,618,203
Class B	—	—	—	1,257	978
Class C	—	—	—	442,594	795,710
Class I	—	—	—	16,024,804	17,234,944
Class I2	—	—	—	9,668,351	6,363,591
Class I3	14,232,135	15,387,079	—	1,040,594	8,184,824
Class R	166,877	124,806	—	1,099,763	980,153
Class R4	858,785	658,874	1,306,444	4,939,205	2,989,897
Class R6	—	—	—	1,650,554	3,430,588
Class T1	—	—	—	—	1,089
Advisor Class	—	—	—	—	1,628
	15,257,797	16,170,759	1,306,444	39,059,823	47,601,605
Shares issued on fund acquisition:
Class I3	—	18,089,119	—	—	37,423,688
Class R	—	10,164,721	—	—	13,223,534
Class R4	—	—	—	—	38,058,540
	—	28,253,840	—	—	88,705,762

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica High Quality Bond			Transamerica High Yield Bond
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (D) (E) (F)
Shares reinvested:
Class A	—	—	—	518,144	575,392
Class B	—	—	—	2,474	9,279
Class C	—	—	—	192,548	224,497
Class I	—	—	—	728,522	969,541
Class I2	—	—	—	3,843,781	5,496,562
Class I3	538,744	192,876	—	2,123,331	1,392,459
Class R	30,326	8,300	—	252,341	239,501
Class R4	81,558	58,827	100,380	2,245,041	1,281,835
Class R6	—	—	—	196,275	113,280
Class T1	—	—	—	64	37
Advisor Class	—	—	—	97	63
	650,628	260,003	100,380	10,102,618	10,302,446
Shares redeemed:
Class A	—	—	—	(6,693,769)	(9,740,126)
Class B	—	—	—	(21,180)	(52,217)
Class C	—	—	—	(1,567,720)	(1,800,372)
Class I	—	—	—	(25,266,623)	(17,753,679)
Class I2	—	—	—	(51,651,838)	(25,548,022)
Class I3	(15,466,620)	(9,349,681)	—	(10,121,460)	(6,621,144)
Class R	(766,564)	(8,351,020)	—	(2,469,136)	(8,534,812)
Class R4	(1,107,350)	(2,327,257)	(1,466,640)	(5,908,619)	(3,192,345)
Class R6	—	—	—	(2,185,438)	(350,654)
	(17,340,534)	(20,027,958)	(1,466,640)	(105,885,783)	(73,593,371)
Automatic conversions:
Class A	—	—	—	109,646	118,528
Class B	—	—	—	(109,518)	(118,400)
	—	—	—	128	128
Automatic conversions:
Class A	—	—	—	467,228	—
Class C	—	—	—	(469,554)	—
	—	—	—	(2,326)	—
Net increase (decrease) in shares outstanding:
Class A	—	—	—	(1,406,050)	(1,428,003)
Class B	—	—	—	(126,967)	(160,360)
Class C	—	—	—	(1,402,132)	(780,165)
Class I	—	—	—	(8,513,297)	450,806
Class I2	—	—	—	(38,139,706)	(13,687,869)
Class I3	(695,741)	24,319,393	—	(6,957,535)	40,379,827
Class R	(569,361)	1,946,807	—	(1,117,032)	5,908,376
Class R4	(167,007)	(1,609,556)	(59,816)	1,275,627	39,137,927
Class R6	—	—	—	(338,609)	3,193,214
Class T1	—	—	—	64	1,126
Advisor Class	—	—	—	97	1,691
	(1,432,109)	24,656,644	(59,816)	(56,725,540)	73,016,570

(A)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 1.01-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	Class I3, R, and R4 commenced operations on April 21, 2017.
(D)	Class I3, R, and R4 commenced operations on March 24, 2017.
(E)	Class T1 commenced operations on March 17, 2017.
(F)	Advisor Class commenced operations on December 16, 2016.
(G)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica High Yield Muni		Transamerica Inflation Opportunities
	October 31, 2018	October 31, 2017 (A)	October 31, 2018	October 31, 2017 (A)
From operations:
Net investment income (loss)	$3,630,775	$3,052,788	$4,131,818	$2,861,864
Net realized gain (loss)	(100,506)	(1,691,804)	1,710,851	(1,877,583)
Net change in unrealized appreciation (depreciation)	(2,439,155)	(457,090)	(8,408,196)	1,501,989
Net increase (decrease) in net assets resulting from operations	1,091,114	903,894	(2,565,527)	2,486,270

Distributions (B):
Dividends and/or distributions to shareholders:
Class A	(1,114,939)	—	(13,213)	—
Class C	(336,838)	—	(10,155)	—
Class I	(2,178,524)	—	(17,402)	—
Class I2	(375)	—	(4,136,050)	—
Class R6	—	—	(1,243)	—
Class T1	(370)	—	(226)	—
Net investment income:
Class A	—	(1,178,305)	—	(8,352)
Class C	—	(308,289)	—	(5,089)
Class I	—	(1,565,656)	—	(5,546)
Class I2	—	(311)	—	(2,557,524)
Class R6	—	—	—	(766)
Class T1	—	(196)	—	(91)
Total dividends and/or distributions from net investment income	—	(3,052,757)	—	(2,577,368)
Net realized gains:
Class A	—	(604,129)	—	—
Class C	—	(178,015)	—	—
Class I	—	(616,425)	—	—
Class I2	—	(136)	—	—
Total dividends and/or distributions from net realized gains	—	(1,398,705)	—	—
Total dividends and/or distributions to shareholders	(3,631,046)	(4,451,462)	(4,178,289)	(2,577,368)

Capital share transactions:
Proceeds from shares sold:
Class A	13,238,105	12,021,066	171,506	107,026
Class C	2,041,923	4,710,986	22,175	280,258
Class I	31,116,577	42,919,531	2,075,115	345
Class I2	—	—	26,457,996	20,887,256
Class T1	—	10,000	—	10,000
	46,396,605	59,661,583	28,726,792	21,284,885
Dividends and/or distributions reinvested:
Class A	1,110,296	1,749,501	13,213	8,352
Class C	335,430	480,775	10,155	5,089
Class I	2,156,673	2,164,413	17,402	5,546
Class I2	375	450	4,136,050	2,557,524
Class R6	—	—	1,243	766
Class T1	370	196	226	91
	3,603,144	4,395,335	4,178,289	2,577,368
Cost of shares redeemed:
Class A	(17,450,672)	(36,645,665)	(208,620)	(126,065)
Class C	(2,652,436)	(6,431,286)	(125,378)	(94,689)
Class I	(27,374,270)	(42,283,798)	(149,821)	(1,050,645)
Class I2	—	—	(47,474,764)	(30,262,957)
	(47,477,378)	(85,360,749)	(47,958,583)	(31,534,356)
Automatic conversions:
Class A	169,090	—	136,219	—
Class C	(169,090)	—	(136,219)	—
	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	2,522,371	(21,303,831)	(15,053,502)	(7,672,103)
Net increase (decrease) in net assets	(17,561)	(24,851,399)	(21,797,318)	(7,763,201)

Net assets:
Beginning of year	103,471,648	128,323,047	173,639,086	181,402,287
End of year	$103,454,087	$103,471,648	$151,841,768	$173,639,086
Undistributed (distributions in excess of) net investment income (loss) (B)	—	$—	—	$129,877

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica High Yield Muni		Transamerica Inflation Opportunities
	October 31, 2018	October 31, 2017 (A)	October 31, 2018	October 31, 2017 (A)

Capital share transactions - shares:
Shares issued:
Class A	1,141,289	1,065,647	17,343	10,823
Class C	176,016	419,479	2,276	28,812
Class I	2,681,393	3,797,704	210,283	34
Class I2	—	—	2,639,987	2,102,026
Class T1	—	901	—	1,014
	3,998,698	5,283,731	2,869,889	2,142,709
Shares reinvested:
Class A	96,160	156,291	1,342	845
Class C	29,019	42,883	1,047	523
Class I	186,431	192,099	1,767	560
Class I2	32	41	416,744	257,004
Class R6	—	—	126	77
Class T1	32	17	23	9
	311,674	391,331	421,049	259,018
Shares redeemed:
Class A	(1,507,408)	(3,229,878)	(21,100)	(12,714)
Class C	(229,802)	(570,388)	(12,905)	(9,679)
Class I	(2,369,628)	(3,765,771)	(15,133)	(106,800)
Class I2	—	—	(4,798,718)	(3,035,681)
	(4,106,838)	(7,566,037)	(4,847,856)	(3,164,874)
Automatic conversions:
Class A	14,575	—	13,953	—
Class C	(14,563)	—	(14,200)	—
	12	—	(247)	—
Net increase (decrease) in shares outstanding:
Class A	(255,384)	(2,007,940)	11,538	(1,046)
Class C	(39,330)	(108,026)	(23,782)	19,656
Class I	498,196	224,032	196,917	(106,206)
Class I2	32	41	(1,741,987)	(676,651)
Class R6	—	—	126	77
Class T1	32	918	23	1,023
	203,546	(1,890,975)	(1,557,165)	(763,147)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Inflation-Protected Securities			Transamerica Intermediate Bond
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (D) (E) (F)	December 31, 2016
From operations:
Net investment income (loss)	$4,067,187	$1,797,750	$895,162	$81,709,218	$43,933,188	$7,558,985
Net realized gain (loss)	328,798	(1,745,267)	—	(36,084,758)	12,477,427	—
Net realized gain (loss) allocated from Series Portfolios	—	425,860	(242,185)	—	2,063,488	3,195,662
Net change in unrealized appreciation (depreciation)	(5,479,663)	219,794	—	(115,360,682)	32,404,587	—
Net change in unrealized appreciation (depreciation) allocated from Series Portfolios	—	57,860	2,279,047	—	(33,975)	745,508
Net increase (decrease) in net assets resulting from operations	(1,083,678)	755,997	2,932,024	(69,736,222)	90,844,715	11,500,155

Distributions (G):
Dividends and/or distributions to shareholders:
Class I2	—	—	—	(56,958,858)	—	—
Class I3	(3,170,576)	—	—	(18,678,249)	—	—
Class R	(221,753)	—	—	(2,316,866)	—	—
Class R4	(419,738)	—	—	(6,318,383)	—	—
Net investment income:
Class I2	—	—	—	—	(32,710,168)	—
Class I3	—	(747,945)	—	—	(9,025,255)	—
Class R	—	(640)	—	—	(1,786,781)	—
Class R4	—	(500,748)	(963,275)	—	(5,678,068)	(8,450,944)
Total dividends and/or distributions from net investment income	—	(1,249,333)	(963,275)	—	(49,200,272)	(8,450,944)
Net realized gains:
Class R4	—	—	—	—	—	(2,733,553)
Total dividends and/or distributions from net realized gains	—	—	—	—	—	(2,733,553)
Total dividends and/or distributions to shareholders	(3,812,067)	(1,249,333)	(963,275)	(84,272,356)	(49,200,272)	(11,184,497)

Capital share transactions:
Proceeds from shares sold:
Class I2	—	—	—	170,041,312	96,286,499	—
Class I3	5,308,071	117,226,159	—	327,773,739	279,773,243	—
Class R	1,154,166	1,733,248	—	11,712,541	5,371,127	—
Class R4	3,154,125	5,685,936	9,978,849	29,943,124	33,305,979	49,265,943
	9,616,362	124,645,343	9,978,849	539,470,716	414,736,848	49,265,943
Issued from fund acquisition:
Class I2	—	—	—	—	1,965,902,863	—
Class I3	—	64,350,738	—	—	447,822,600	—
Class R	—	114,858,579	—	—	365,849,559	—
	—	179,209,317	—	—	2,779,575,022	—
Dividends and/or distributions reinvested:
Class I2	—	—	—	56,958,858	32,710,168	—
Class I3	3,170,576	747,945	—	18,678,249	9,025,255	—
Class R	221,753	640	—	2,316,866	1,786,781	—
Class R4	419,738	500,748	963,275	6,318,383	5,678,068	11,184,497
	3,812,067	1,249,333	963,275	84,272,356	49,200,272	11,184,497

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Inflation-Protected Securities			Transamerica Intermediate Bond
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (D) (E) (F)	December 31, 2016
Cost of shares redeemed:
Class I2	—	—	—	(210,656,380)	(61,273,519)	—
Class I3	(36,960,643)	(37,521,717)	—	(243,489,920)	(115,505,985)	—
Class R	(3,185,784)	(103,703,045)	—	(26,653,038)	(265,031,197)	—
Class R4	(10,803,958)	(46,803,450)	(25,694,006)	(133,539,468)	(70,336,140)	(117,221,441)
	(50,950,385)	(188,028,212)	(25,694,006)	(614,338,806)	(512,146,841)	(117,221,441)
Net increase (decrease) in net assets resulting from capital share transactions	(37,521,956)	117,075,781	(14,751,882)	9,404,266	2,731,365,301	(56,771,001)
Net increase (decrease) in net assets	(42,417,701)	116,582,445	(12,783,133)	(144,604,312)	2,773,009,744	(56,455,343)

Net assets:
Beginning of period/year	180,220,323	63,637,878	76,421,011	3,090,159,565	317,149,821	373,605,164
End of period/year	$137,802,622	$180,220,323	$63,637,878	$2,945,555,253	$3,090,159,565	$317,149,821
Undistributed (distributions in excess of) net investment income (loss) (G)	—	$256,608	$12,483	—	$116,401	$—

Capital share transactions - shares:
Shares issued:
Class I2	—	—	—	16,901,618	9,479,538	—
Class I3	535,774	11,729,019	—	33,140,821	27,440,507	—
Class R	114,762	166,354	—	1,173,956	518,373	—
Class R4	317,869	570,654	998,930	2,986,752	3,273,804	4,819,538
	968,405	12,466,027	998,930	54,203,147	40,712,222	4,819,538
Shares issued on fund acquisition:
Class I2	—	—	—	—	195,080,630	—
Class I3	—	6,435,074	—	—	44,438,308	—
Class R	—	11,485,858	—	—	36,303,963	—
	—	17,920,932	—	—	275,822,901	—
Shares reinvested:
Class I2	—	—	—	5,746,230	3,211,417	—
Class I3	321,631	75,159	—	1,882,526	883,049	—
Class R	22,492	64	—	233,150	175,171	—
Class R4	42,564	50,137	96,143	635,395	558,412	1,100,156
	386,687	125,360	96,143	8,497,301	4,828,049	1,100,156
Shares redeemed:
Class I2	—	—	—	(21,260,163)	(5,993,619)	—
Class I3	(3,717,133)	(3,757,939)	—	(24,719,482)	(11,289,609)	—
Class R	(319,623)	(10,381,068)	—	(2,668,167)	(25,996,213)	—
Class R4	(1,086,797)	(4,702,027)	(2,571,487)	(13,497,368)	(6,911,750)	(11,527,736)
	(5,123,553)	(18,841,034)	(2,571,487)	(62,145,180)	(50,191,191)	(11,527,736)
Net increase (decrease) in shares outstanding:
Class I2	—	—	—	1,387,685	201,777,966	—
Class I3	(2,859,728)	14,481,313	—	10,303,865	61,472,255	—
Class R	(182,369)	1,271,208	—	(1,261,061)	11,001,294	—
Class R4	(726,364)	(4,081,236)	(1,476,414)	(9,875,221)	(3,079,534)	(5,608,042)
	(3,768,461)	11,671,285	(1,476,414)	555,268	271,171,981	(5,608,042)

(A)	Transamerica Partners Institutional Inflation-Protected Securities reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Inflation-Protected Securities, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017 the Fund underwent a 0.97-for-1 share split. The Capital share transactions – shares have been retroactively adjusted to reflect the share split.See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Transamerica Partners Institutional Core Bond reorganized into the Fund on March 24, 2017. Prior to March 24, 2017, information provided reflects Transamerica Partners Institutional Core Bond, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(E)	Effective March 24, 2017, the Fund underwent a 1.06-for-1 share split. The Capital share transactions – shares has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(F)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 24, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(G)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Intermediate Muni		Transamerica International Equity		Transamerica International Growth
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (B) (C)	October 31, 2018	October 31, 2017 (D)
From operations:
Net investment income (loss)	$32,887,507	$25,280,545	$125,105,851	$127,719,112	$24,766,686	$17,040,088
Net realized gain (loss)	(5,366,562)	(13,096,372)	166,017,252	7,287,796	174,008,088	20,855,566
Net change in unrealized appreciation (depreciation)	(39,608,905)	(4,660,695)	(746,968,797)	651,118,939	(354,812,569)	246,629,606
Net increase (decrease) in net assets resulting from operations	(12,087,960)	7,523,478	(455,845,694)	786,125,847	(156,037,795)	284,525,260

Distributions (E):
Dividends and/or distributions to shareholders:
Class A	(6,652,422)	—	(7,233,243)	—	—	—
Class C	(2,839,371)	—	(1,696,387)	—	—	—
Class I	(23,377,634)	—	(71,524,342)	—	—	—
Class I2	(249)	—	(73,435,227)	—	(22,882,446)	—
Class I3	—	—	(6,742,243)	—	—	—
Class R	—	—	(842,448)	—	—	—
Class R4	—	—	(495,072)	—	—	—
Class R6	—	—	(6,002,484)	—	—	—
Class T1	(233)	—	(257)	—	—	—
Advisor Class	(15,541)	—	(12,723)	—	—	—
Net investment income:
Class A	—	(7,077,061)	—	(3,475,006)	—	—
Class C	—	(2,590,948)	—	(296,476)	—	—
Class I	—	(15,613,065)	—	(25,478,447)	—	—
Class I2	—	(215)	—	(28,776,503)	—	(12,679,466)
Class I3	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Class R4	—	—	—	—	—	—
Class R6	—	—	—	(1,696,461)	—	—
Class T1	—	(121)	—	—	—	—
Advisor Class	—	(999)	—	(7)	—	—
Total dividends and/or distributions from net investment income	—	(25,282,409)	—	(59,722,900)	—	(12,679,466)
Net realized gains:
Class A	—	(2,348,489)	—	(754,292)	—	—
Class C	—	(1,227,296)	—	(153,044)	—	—
Class I	—	(4,235,485)	—	(4,062,192)	—	—
Class I2	—	(61)	—	(4,352,408)	—	—
Class R6	—	—	—	(256,047)	—	—
Advisor Class	—	(65)	—	(26)	—	—
Total dividends and/or distributions from net realized gains	—	(7,811,396)	—	(9,578,009)	—	—
Total dividends and/or distributions to shareholders	(32,885,450)	(33,093,805)	(167,984,426)	(69,300,909)	(22,882,446)	(12,679,466)

Capital share transactions:
Proceeds from shares sold:
Class A	83,072,555	127,063,834	64,373,383	97,978,419	54,621	—
Class C	25,376,273	44,612,182	18,947,231	26,852,093	—	—
Class I	470,615,460	561,748,181	1,402,209,858	817,811,367	14,760	—
Class I2	—	—	472,898,109	426,556,746	204,015,943	64,868,372
Class I3	—	—	7,325,000	142,118,819	—	—
Class R	—	—	6,693,917	3,034,009	—	—
Class R4	—	—	3,190,561	2,018,635	—	—
Class R6	—	—	116,826,370	128,349,753	10,000	—
Class T1	—	10,000	19,501	10,000	—	—
Advisor Class	920,032	297,993	3,217,928	243,000	—	—
	579,984,320	733,732,190	2,095,701,858	1,644,972,841	204,095,324	64,868,372
Issued from fund acquisition:
Class I3	—	—	—	189,770,376	—	—
Class R	—	—	—	141,711,875	—	—
Class R4	—	—	—	40,890,816	—	—
	—	—	—	372,373,067	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Intermediate Muni		Transamerica International Equity		Transamerica International Growth
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (B) (C)	October 31, 2018	October 31, 2017 (D)
Dividends and/or distributions reinvested:
Class A	6,315,321	8,781,198	6,766,872	4,066,061	—	—
Class C	2,420,139	3,293,954	1,457,576	331,067	—	—
Class I	17,091,456	14,264,507	66,820,752	27,551,001	—	—
Class I2	249	276	73,383,042	33,128,911	22,882,446	12,679,466
Class I3	—	—	6,742,243	—	—	—
Class R	—	—	842,448	—	—	—
Class R4	—	—	495,072	—	—	—
Class R6	—	—	5,818,711	1,952,508	—	—
Class T1	233	121	257	—	—	—
Advisor Class	15,549	1,064	12,723	33	—	—
	25,842,947	26,341,120	162,339,696	67,029,581	22,882,446	12,679,466
Cost of shares redeemed:
Class A	(123,909,894)	(242,114,748)	(121,294,978)	(186,662,747)	—	—
Class C	(54,059,017)	(63,778,002)	(19,063,281)	(24,663,772)	—	—
Class I	(371,398,458)	(480,603,723)	(921,944,493)	(444,064,244)	—	—
Class I2	—	—	(410,622,817)	(167,240,592)	(199,968,352)	(144,995,285)
Class I3	—	—	(42,708,376)	(92,278,290)	—	—
Class R	—	—	(11,926,655)	(112,621,640)	—	—
Class R4	—	—	(7,622,080)	(25,727,316)	—	—
Class R6	—	—	(82,327,404)	(29,882,324)	—	—
Class T1	—	—	(3,000)	—	—	—
Advisor Class	(593,806)	(364)	(1,039,455)	—	—	—
	(549,961,175)	(786,496,837)	(1,618,552,539)	(1,083,140,925)	(199,968,352)	(144,995,285)
Automatic conversions:
Class A	626,308	—	1,070,593	—	—	—
Class C	(626,308)	—	(1,070,593)	—	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	55,866,092	(26,423,527)	639,489,015	1,001,234,564	27,009,418	(67,447,447)
Net increase (decrease) in net assets	10,892,682	(51,993,854)	15,658,895	1,718,059,502	(151,910,823)	204,398,347

Net assets:
Beginning of year	1,407,699,386	1,459,693,240	5,406,242,630	3,688,183,128	1,368,414,280	1,164,015,933
End of year	$1,418,592,068	$1,407,699,386	$5,421,901,525	$5,406,242,630	$1,216,503,457	$1,368,414,280
Undistributed (distributions in excess of) net investment income (loss) (E)	—	$—	—	$124,339,695	—	$17,130,762

Capital share transactions - shares:
Shares issued:
Class A	7,367,657	11,307,705	3,345,096	5,549,640	6,129	—
Class C	2,251,056	3,973,189	990,908	1,495,354	—	—
Class I	41,611,382	49,660,381	72,686,607	45,394,285	1,669	—
Class I2	—	—	24,147,942	22,941,097	22,568,356	7,899,403
Class I3	—	—	382,352	7,622,880	—	—
Class R	—	—	347,591	162,589	—	—
Class R4	—	—	163,495	106,585	—	—
Class R6	—	—	5,988,101	7,264,628	1,125	—
Class T1	—	902	981	575	—	—
Advisor Class	81,533	25,967	163,897	12,488	—	—
	51,311,628	64,968,144	108,216,970	90,550,121	22,577,279	7,899,403
Shares issued on fund acquisition:
Class I3	—	—	—	11,005,711	—	—
Class R	—	—	—	8,218,564	—	—
Class R4	—	—	—	2,371,458	—	—
	—	—	—	21,595,733	—	—
Shares reinvested:
Class A	562,468	786,355	354,101	250,837	—	—
Class C	215,990	296,062	77,243	20,640	—	—
Class I	1,515,988	1,268,871	3,458,631	1,680,964	—	—
Class I2	22	25	3,796,329	2,020,055	2,556,698	1,765,942
Class I3	—	—	346,467	—	—	—
Class R	—	—	43,180	—	—	—
Class R4	—	—	25,440	—	—	—
Class R6	—	—	298,090	117,976	—	—
Class T1	21	11	13	—	—	—
Advisor Class	1,380	93	649	2	—	—
	2,295,869	2,351,417	8,400,143	4,090,474	2,556,698	1,765,942

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Intermediate Muni		Transamerica International Equity		Transamerica International Growth
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (B) (C)	October 31, 2018	October 31, 2017 (D)
Shares redeemed:
Class A	(11,005,031)	(21,586,049)	(6,293,427)	(10,569,316)	—	—
Class C	(4,818,479)	(5,693,151)	(1,013,783)	(1,428,808)	—	—
Class I	(32,923,381)	(42,799,733)	(48,536,128)	(25,188,905)	—	—
Class I2	—	—	(20,919,149)	(9,295,411)	(22,294,920)	(18,038,551)
Class I3	—	—	(2,175,713)	(4,829,477)	—	—
Class R	—	—	(615,778)	(6,038,651)	—	—
Class R4	—	—	(386,909)	(1,386,099)	—	—
Class R6	—	—	(4,229,345)	(1,604,693)	—	—
Class T1	—	—	(159)	—	—	—
Advisor Class	(52,907)	(32)	(52,272)	—	—	—
	(48,799,798)	(70,078,965)	(84,222,663)	(60,341,360)	(22,294,920)	(18,038,551)
Automatic conversions:
Class A	55,888	—	57,628	—	—	—
Class C	(55,998)	—	(58,687)	—	—	—
	(110)	—	(1,059)	—	—	—
Net increase (decrease) in shares outstanding:
Class A	(3,019,018)	(9,491,989)	(2,536,602)	(4,768,839)	6,129	—
Class C	(2,407,431)	(1,423,900)	(4,319)	87,186	—	—
Class I	10,203,989	8,129,519	27,609,110	21,886,344	1,669	—
Class I2	22	25	7,025,122	15,665,741	2,830,134	(8,373,206)
Class I3	—	—	(1,446,894)	13,799,114	—	—
Class R	—	—	(225,007)	2,342,502	—	—
Class R4	—	—	(197,974)	1,091,944	—	—
Class R6	—	—	2,056,846	5,777,911	1,125	—
Class T1	21	913	835	575	—	—
Advisor Class	30,006	26,028	112,274	12,490	—	—
	4,807,589	(2,759,404)	32,393,391	55,894,968	2,839,057	(8,373,206)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Class I3, R, and R4 commenced operations on March 10, 2017.
(D)	Class A, I and R6 commenced operations on March 1, 2018.
(E)

The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica International Small Cap Value		Transamerica International Stock	Transamerica Large Cap Value
	October 31, 2018	October 31, 2017	October 31, 2018 (A)	October 31, 2018	October 31, 2017 (B) (C)
From operations:
Net investment income (loss)	$17,081,621	$11,768,227	$(1,019)	$31,497,393	$30,856,386
Net realized gain (loss)	51,498,005	(11,061,004)	(674)	196,906,396	236,962,877
Net change in unrealized appreciation (depreciation)	(114,672,789)	161,945,205	(160,903)	(207,866,272)	142,147,449
Net increase (decrease) in net assets resulting from operations	(46,093,163)	162,652,428	(162,596)	20,537,517	409,966,712

Distributions (D):
Dividends and/or distributions to shareholders:
Class A	—	—	—	(11,859,895)	—
Class C	—	—	—	(5,416,437)	—
Class I	(10,430,076)	—	—	(31,656,405)	—
Class I2	(16,845,554)	—	—	(218,906,146)	—
Class R6	—	—	—	(2,153,741)	—
Class T1	—	—	—	(1,252)	—
Advisor Class	—	—	—	(266,827)	—
Net investment income:
Class A	—	—	—	—	(1,517,664)
Class C	—	—	—	—	(261,945)
Class I	—	(5,411,353)	—	—	(2,156,247)
Class I2	—	(9,647,157)	—	—	(30,774,782)
Class R6	—	—	—	—	(155,446)
Class T1	—	—	—	—	(88)
Advisor Class	—	—	—	—	(5,549)
Total dividends and/or distributions from net investment income	—	(15,058,510)	—	—	(34,871,721)
Net realized gains:
Class A	—	—	—	—	(7,349,150)
Class C	—	—	—	—	(2,326,510)
Class I	—	(1,747,486)	—	—	(6,704,664)
Class I2	—	(2,967,180)	—	—	(153,964,634)
Class R6	—	—	—	—	(356,571)
Class T1	—	—	—	—	—
Advisor Class	—	—	—	—	(760)
Total dividends and/or distributions from net realized gains	—	(4,714,666)	—	—	(170,702,289)
Total dividends and/or distributions to shareholders	(27,275,630)	(19,773,176)	—	(270,260,703)	(205,574,010)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	500,000	34,593,548	94,657,916
Class C	—	—	—	17,855,992	33,693,765
Class I	94,653,501	44,630,443	500,000	250,391,490	232,983,500
Class I2	33,676,992	33,951,499	500,000	108,243,725	13,973,464
Class R6	—	—	500,000	14,820,432	12,977,158
Class T1	—	—	—	—	10,000
Advisor Class	—	—	—	3,807,018	1,955,932
	128,330,493	78,581,942	2,000,000	429,712,205	390,251,735
Dividends and/or distributions reinvested:
Class A	—	—	—	11,013,056	8,551,096
Class C	—	—	—	4,516,691	1,746,557
Class I	10,395,926	7,143,991	—	23,645,791	5,508,390
Class I2	16,845,554	12,614,337	—	218,906,146	184,739,416
Class R6	—	—	—	2,153,741	512,017
Class T1	—	—	—	1,252	88
Advisor Class	—	—	—	266,827	6,309
	27,241,480	19,758,328	—	260,503,504	201,063,873
Cost of shares redeemed:
Class A	—	—	—	(43,942,788)	(81,255,547)
Class C	—	—	—	(14,620,812)	(12,234,617)
Class I	(106,602,952)	(50,999,085)	—	(109,385,787)	(60,586,338)
Class I2	(96,240,090)	(52,181,750)	—	(366,829,095)	(376,660,043)
Class R6	—	—	—	(4,042,101)	(1,407,636)
Advisor Class	—	—	—	(3,808,195)	(28,719)
	(202,843,042)	(103,180,835)	—	(542,628,778)	(532,172,900)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica International Small Cap Value		Transamerica International Stock	Transamerica Large Cap Value
	October 31, 2018	October 31, 2017	October 31, 2018 (A)	October 31, 2018	October 31, 2017 (B) (C)
Automatic conversions:
Class A	—	—	—	1,226,810	—
Class C	—	—	—	(1,226,810)	—
	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(47,271,069)	(4,840,565)	2,000,000	147,586,931	59,142,708
Net increase (decrease) in net assets	(120,639,862)	138,038,687	1,837,404	(102,136,255)	263,535,410

Net assets:
Beginning of period/year	852,016,382	713,977,695	—	2,315,934,441	2,052,399,031
End of period/year	$731,376,520	$852,016,382	$1,837,404	$2,213,798,186	$2,315,934,441
Undistributed (distributions in excess of) net investment income (loss) (D)	—	$8,700,560	—	—	$—

Capital share transactions - shares:
Shares issued:
Class A	—	—	50,000	2,698,430	7,320,426
Class C	—	—	—	1,400,182	2,616,690
Class I	6,666,008	3,595,476	50,000	19,553,345	17,717,019
Class I2	2,377,703	2,714,906	50,000	8,395,702	1,071,513
Class R6	—	—	50,000	1,169,860	993,893
Class T1	—	—	—	—	772
Advisor Class	—	—	—	294,246	146,939
	9,043,711	6,310,382	200,000	33,511,765	29,867,252
Shares reinvested:
Class A	—	—	—	888,955	671,032
Class C	—	—	—	366,611	137,803
Class I	756,067	653,016	—	1,894,844	428,366
Class I2	1,223,352	1,150,943	—	17,566,281	14,433,951
Class R6	—	—	—	172,714	39,777
Class T1	—	—	—	101	7
Advisor Class	—	—	—	21,309	469
	1,979,419	1,803,959	—	20,910,815	15,711,405
Shares redeemed:
Class A	—	—	—	(3,439,031)	(6,128,935)
Class C	—	—	—	(1,158,223)	(943,819)
Class I	(7,875,057)	(4,375,350)	—	(8,610,289)	(4,658,563)
Class I2	(6,688,786)	(4,072,330)	—	(28,422,613)	(29,007,137)
Class R6	—	—	—	(316,095)	(106,421)
Advisor Class	—	—	—	(296,278)	(2,172)
	(14,563,843)	(8,447,680)	—	(42,242,529)	(40,847,047)
Automatic conversions:
Class A	—	—	—	93,591	—
Class C	—	—	—	(94,309)	—
	—	—	—	(718)	—
Net increase (decrease) in shares outstanding:
Class A	—	—	50,000	241,945	1,862,523
Class C	—	—	—	514,261	1,810,674
Class I	(452,982)	(126,858)	50,000	12,837,900	13,486,822
Class I2	(3,087,731)	(206,481)	50,000	(2,460,630)	(13,501,673)
Class R6	—	—	50,000	1,026,479	927,249
Class T1	—	—	—	101	779
Advisor Class	—	—	—	19,277	145,236
	(3,540,713)	(333,339)	200,000	12,179,333	4,731,610

(A)	Commenced operations on September 28, 2018.
(B)	Class T1 commenced operations on March 17, 2017.
(C)	Advisor Class commenced operations on December 16, 2016.
(D)

The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Large Core			Transamerica Large Growth
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (C) (D) (E)	December 31, 2016
From operations:
Net investment income (loss)	$3,181,307	$2,226,229	$177,737	$931,960	$1,589,700	$155,715
Net realized gain (loss)	39,299,517	3,897,015	—	50,882,943	11,903,358	—
Net realized gain (loss) allocated from Series Portfolios	—	(19,816,427)	53,941	—	(18,964,494)	8,322,753
Net change in unrealized appreciation (depreciation)	(24,410,390)	24,167,359	—	39,918,938	125,466,931	—
Net change in unrealized appreciation (depreciation) allocated from Series Portfolios	—	20,356,926	517,564	—	26,621,833	(7,744,083)
Net increase (decrease) in net assets resulting from operations	18,070,434	30,831,102	749,242	91,733,841	146,617,328	734,385

Distributions (F):
Dividends and/or distributions to shareholders:
Class I3	(10,516,433)	—	—	(28,859,138)	—	—
Class R	(3,613,975)	—	—	(5,525,002)	—	—
Class R4	(415,139)	—	—	(1,583,244)	—	—
Net investment income:
Class I3	—	(1,635,730)	—	—	(1,664,195)	—
Class R	—	(410,548)	—	—	—	—
Class R4	—	(110,146)	(181,583)	—	(72,614)	(186,262)
Total dividends and/or distributions from net investment income	—	(2,156,424)	(181,583)	—	(1,736,809)	(186,262)
Total dividends and/or distributions to shareholders	(14,545,547)	(2,156,424)	(181,583)	(35,967,384)	(1,736,809)	(186,262)

Capital share transactions:
Proceeds from shares sold:
Class I3	4,729,131	3,285,480	—	6,841,505	151,283,465	—
Class R	7,465,152	1,752,760	—	21,627,998	6,415,777	—
Class R4	247,225	507,092	717,967	4,763,363	2,739,917	6,537,096
	12,441,508	5,545,332	717,967	33,232,866	160,439,159	6,537,096
Issued from fund acquisition:
Class I3	—	202,902,469	—	—	523,865,143	—
Class R	—	80,657,396	—	—	249,085,885	—
	—	283,559,865	—	—	772,951,028	—
Dividends and/or distributions reinvested:
Class I3	10,516,433	1,635,730	—	28,859,138	1,664,195	—
Class R	3,613,975	410,548	—	5,525,002	—	—
Class R4	415,139	110,146	181,583	1,583,244	72,614	186,262
	14,545,547	2,156,424	181,583	35,967,384	1,736,809	186,262
Cost of shares redeemed:
Class I3	(29,006,226)	(26,623,832)	—	(124,042,641)	(110,808,783)	—
Class R	(15,975,810)	(13,446,133)	—	(41,908,897)	(137,271,406)	—
Class R4	(7,151,105)	(1,245,212)	(2,829,799)	(9,679,726)	(63,806,341)	(32,094,032)
	(52,133,141)	(41,315,177)	(2,829,799)	(175,631,264)	(311,886,530)	(32,094,032)
Net increase (decrease) in net assets resulting from capital share transactions	(25,146,086)	249,946,444	(1,930,249)	(106,431,014)	623,240,466	(25,370,674)
Net increase (decrease) in net assets	(21,621,199)	278,621,122	(1,362,590)	(50,664,557)	768,120,985	(24,822,551)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Large Core			Transamerica Large Growth
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (C) (D) (E)	December 31, 2016

Net assets:
Beginning of period/year	$289,253,714	$10,632,592	$11,995,182	$850,666,970	$82,545,985	$107,368,536
End of period/year	$267,632,515	$289,253,714	$10,632,592	$800,002,413	$850,666,970	$82,545,985
Undistributed (distributions in excess of) net investment income (loss) (F)	—	$74,641	$239	—	$—	$—

Capital share transactions - shares:
Shares issued:
Class I3	415,662	321,661	—	544,684	14,366,914	—
Class R	649,806	174,357	—	1,685,024	608,139	—
Class R4	21,702	50,512	82,789	379,499	264,867	754,059
	1,087,170	546,530	82,789	2,609,207	15,239,920	754,059
Shares issued on fund acquisition:
Class I3	—	20,290,247	—	—	52,386,514	—
Class R	—	8,065,740	—	—	24,908,589	—
	—	28,355,987	—	—	77,295,103	—
Shares reinvested:
Class I3	936,284	157,778	—	2,466,584	152,755	—
Class R	322,061	39,592	—	473,842	—	—
Class R4	37,013	10,752	20,235	135,546	6,902	20,696
	1,295,358	208,122	20,235	3,075,972	159,657	20,696
Shares redeemed:
Class I3	(2,538,402)	(2,541,126)	—	(9,830,830)	(10,084,253)	—
Class R	(1,402,664)	(1,301,769)	—	(3,366,115)	(13,015,583)	—
Class R4	(630,684)	(121,104)	(322,872)	(763,105)	(6,055,730)	(3,564,316)
	(4,571,750)	(3,963,999)	(322,872)	(13,960,050)	(29,155,566)	(3,564,316)
Net increase (decrease) in shares outstanding:
Class I3	(1,186,456)	18,228,560	—	(6,819,562)	56,821,930	—
Class R	(430,797)	6,977,920	—	(1,207,249)	12,501,145	—
Class R4	(571,969)	(59,840)	(219,848)	(248,060)	(5,783,961)	(2,789,561)
	(2,189,222)	25,146,640	(219,848)	(8,274,871)	63,539,114	(2,789,561)

(A)	Transamerica Partners Institutional Large Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Core, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 0.81-for-1 share split. The Capital share transactions – shares has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Transamerica Partners Institutional Large Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Growth, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(E)	Effective March 10, 2017, the Fund underwent a 1.35-for-1 share split. The Capital share transactions – shares has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(F)

The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Large Value Opportunities			Transamerica Mid Cap Growth
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (D) (E) (F) (G)	December 31, 2016
From operations:
Net investment income (loss)	$10,103,525	$6,092,901	$1,694,515	$461,084	$498,390	$(14,277)
Net realized gain (loss)	77,317,138	(659,438)	—	37,031,309	10,843,576	—
Net realized gain (loss) allocated from Series Portfolios	—	(99,187,677)	(1,133,458)	—	(93,487)	660,335
Net change in unrealized appreciation (depreciation)	(62,205,395)	49,510,590	7,646,532	(36,990,443)	9,945,942	—
Net change in unrealized appreciation (depreciation) allocated from Series Portfolios	—	100,830,830	—	—	1,228,606	1,163,662
Net increase (decrease) in net assets resulting from operations	25,215,268	56,587,206	8,207,589	501,950	22,423,027	1,809,720

Distributions (H):
Dividends and/or distributions to shareholders:
Class A	—	—	—	(175,096)	—	—
Class C	—	—	—	(24,769)	—	—
Class I	—	—	—	(13,939)	—	—
Class I2	—	—	—	(3,238,011)	—	—
Class I3	(16,314,502)	—	—	(931,099)	—	—
Class R	(3,039,969)	—	—	(417,313)	—	—
Class R4	(1,213,363)	—	—	(179,887)	—	—
Class T1	—	—	—	(193)	—	—
Advisor Class	—	—	—	(217)	—	—
Net investment income:
Class I3	—	(4,251,676)	—	—	—	—
Class R	—	(636,201)	—	—	—	—
Class R4	—	(857,573)	(1,735,308)	—	—	—
Total dividends and/or distributions from net investment income	—	(5,745,450)	(1,735,308)	—	—	—
Net realized gains:
Class R4	—	—	—	—	(428,539)	(1,611,795)
Total dividends and/or distributions from net realized gains	—	—	—	—	(428,539)	(1,611,795)
Total dividends and/or distributions to shareholders	(20,567,834)	(5,745,450)	(1,735,308)	(4,980,524)	(428,539)	(1,611,795)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	—	2,994,683	2,751,634	—
Class C	—	—	—	283,781	269,670	—
Class I	—	—	—	239,069	195,964	—
Class I2	—	—	—	10,000	—	—
Class I3	4,874,180	137,858,532	—	929,592	34,898,658	—
Class R	5,317,383	1,138,409	—	6,970,413	2,380,532	—
Class R4	4,045,018	2,805,938	9,184,835	2,683,100	1,532,756	1,991,283
Class T1	—	—	—	7	10,000	—
Advisor Class	—	—	—	7	—	—
	14,236,581	141,802,879	9,184,835	14,110,652	42,039,214	1,991,283
Issued from fund acquisition:
Class A	—	—	—	—	7,872,924	—
Class C	—	—	—	—	1,181,785	—
Class I	—	—	—	—	471,916	—
Class I2	—	—	—	—	159,214,123	—
Class I3	—	423,874,680	—	—	35,433,677	—
Class R	—	229,097,355	—	—	53,042,698	—
Advisor Class	—	—	—	—	10,563	—
	—	652,972,035	—	—	257,227,686	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Large Value Opportunities			Transamerica Mid Cap Growth
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (D) (E) (F) (G)	December 31, 2016
Dividends and/or distributions reinvested:
Class A	—	—	—	174,864	—	—
Class C	—	—	—	24,769	—	—
Class I	—	—	—	13,939	—	—
Class I2	—	—	—	3,238,011	—	—
Class I3	16,314,502	4,251,676	—	931,099	—	—
Class R	3,039,969	636,201	—	417,313	—	—
Class R4	1,213,363	857,573	1,735,308	179,887	428,539	1,611,795
Class T1	—	—	—	193	—	—
Advisor Class	—	—	—	217	—	—
	20,567,834	5,745,450	1,735,308	4,980,292	428,539	1,611,795
Cost of shares redeemed:
Class A	—	—	—	(3,391,002)	(1,434,367)	—
Class C	—	—	—	(256,183)	(94,913)	—
Class I	—	—	—	(191,629)	(50,573)	—
Class I2	—	—	—	(159,904,186)	(16,215,111)	—
Class I3	(86,641,189)	(84,132,643)	—	(10,472,053)	(26,918,711)	—
Class R	(19,194,740)	(123,829,312)	—	(12,235,911)	(31,318,210)	—
Class R4	(22,703,298)	(54,673,477)	(17,518,104)	(8,366,810)	(10,043,950)	(4,109,017)
	(128,539,227)	(262,635,432)	(17,518,104)	(194,817,774)	(86,075,835)	(4,109,017)
Automatic conversions:
Class A	—	—	—	112,171	—	—
Class C	—	—	—	(112,171)	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(93,734,812)	537,884,932	(6,597,961)	(175,726,830)	213,619,604	(505,939)
Net increase (decrease) in net assets	(89,087,378)	588,726,688	(125,680)	(180,205,404)	235,614,092	(308,014)

Net assets:
Beginning of period/year	688,019,045	99,292,357	99,418,037	252,380,958	16,766,866	17,074,880
End of period/year	$598,931,667	$688,019,045	$99,292,357	$72,175,554	$252,380,958	$16,766,866
Undistributed (distributions in excess of) net investment income (loss) (H)	—	$392,497	$7,142	—	$507,592	$—

Capital share transactions - shares:
Shares issued:
Class A	—	—	—	201,861	207,218	—
Class C	—	—	—	19,610	20,405	—
Class I	—	—	—	15,967	14,478	—
Class I2	—	—	—	695	—	—
Class I3	440,353	13,947,453	—	61,776	2,618,465	—
Class R	480,715	111,438	—	470,142	172,128	—
Class R4	368,137	279,076	1,039,429	179,281	113,827	163,448
Class T1	—	—	—	—	760	—
	1,289,205	14,337,967	1,039,429	949,332	3,147,281	163,448
Shares issued on fund acquisition:
Class A	—	—	—	—	600,232	—
Class C	—	—	—	—	92,065	—
Class I	—	—	—	—	35,727	—
Class I2	—	—	—	—	12,026,921	—
Class I3	—	42,387,468	—	—	2,676,644	—
Class R	—	22,909,736	—	—	4,006,821	—
Advisor Class	—	—	—	—	800	—
	—	65,297,204	—	—	19,439,210	—
Shares reinvested:
Class A	—	—	—	11,993	—	—
Class C	—	—	—	1,744	—	—
Class I	—	—	—	949	—	—
Class I2	—	—	—	219,974	—	—
Class I3	1,484,294	414,615	—	63,125	—	—
Class R	276,508	62,039	—	28,331	—	—
Class R4	110,399	85,164	191,499	12,187	32,568	128,997
Class T1	—	—	—	14	—	—
Advisor Class	—	—	—	15	—	—
	1,871,201	561,818	191,499	338,332	32,568	128,997

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Large Value Opportunities			Transamerica Mid Cap Growth
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (D) (E) (F) (G)	December 31, 2016
Shares redeemed:
Class A	—	—	—	(228,648)	(107,035)	—
Class C	—	—	—	(17,757)	(7,301)	—
Class I	—	—	—	(12,693)	(3,684)	—
Class I2	—	—	—	(11,096,731)	(1,150,163)	—
Class I3	(7,843,770)	(8,152,852)	—	(700,091)	(1,920,073)	—
Class R	(1,737,549)	(12,455,699)	—	(825,320)	(2,345,275)	—
Class R4	(2,076,810)	(5,454,390)	(1,968,045)	(548,376)	(750,445)	(338,006)
	(11,658,129)	(26,062,941)	(1,968,045)	(13,429,616)	(6,283,976)	(338,006)
Automatic conversions:
Class A	—	—	—	7,507	—	—
Class C	—	—	—	(7,755)	—	—
	—	—	—	(248)	—	—
Net increase (decrease) in shares outstanding:
Class A	—	—	—	(7,287)	700,415	—
Class C	—	—	—	(4,158)	105,169	—
Class I	—	—	—	4,223	46,521	—
Class I2	—	—	—	(10,876,062)	10,876,758	—
Class I3	(5,919,123)	48,596,684	—	(575,190)	3,375,036	—
Class R	(980,326)	10,627,514	—	(326,847)	1,833,674	—
Class R4	(1,598,274)	(5,090,150)	(737,117)	(356,908)	(604,050)	(45,561)
Class T1	—	—	—	14	760	—
Advisor Class	—	—	—	15	800	—
	(8,497,723)	54,134,048	(737,117)	(12,142,200)	16,335,083	(45,561)

(A)	Transamerica Partners Institutional Large Value reorganized into the Fund on May 5, 2017. Prior to May 5, 2017, information provided reflects Transamerica Partners Institutional Large Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective May 5, 2017, the Fund underwent a 1.56-for-1 share split. The Capital share transactions – shares has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on May 5, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Transamerica Partners Institutional Mid Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Mid Growth, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(E)	Effective March 10, 2017, the Fund underwent a 0.84-for-1 share split. The Capital share transactions – shares has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(F)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(G)	Class T1 commenced operations on March 17, 2017.
(H)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Mid Cap Value Opportunities		Transamerica MLP & Energy Income
	October 31, 2018	October 31, 2017 (A) (B) (C)	October 31, 2018	October 31, 2017 (A) (B)
From operations:
Net investment income (loss)	$16,376,150	$9,940,826	$2,599,532	$7,690,180
Net realized gain (loss)	88,071,117	45,269,180	(1,924,083)	16,075,000
Net change in unrealized appreciation (depreciation)	(23,334,476)	15,028,559	(7,314,705)	(11,004,717)
Net increase (decrease) in net assets resulting from operations	81,112,791	70,238,565	(6,639,256)	12,760,463

Distributions (D):
Dividends and/or distributions to shareholders:
Class A	(8,172,969)	—	(282,971)	—
Class C	(1,292,636)	—	(160,718)	—
Class I	(30,090,327)	—	(316,956)	—
Class I2	(23,409,015)	—	(2,627,809)	—
Class I3	(20,225,453)	—	—	—
Class R	(6,113,362)	—	—	—
Class R4	(30,226,839)	—	—	—
Class R6	(1,475,600)	—	—	—
Class T1	(740)	—	(98)	—
Advisor Class	(796)	—	(106)	—
Net investment income:
Class A	—	(900,992)	—	(1,455,657)
Class C	—	(49,168)	—	(926,627)
Class I	—	(3,648,391)	—	(1,970,470)
Class I2	—	(3,775,673)	—	(10,351,944)
Class R6	—	(259)	—	—
Class T1	—	—	—	(197)
Advisor Class	—	(4)	—	(298)
Total dividends and/or distributions from net investment income	—	(8,374,487)	—	(14,705,193)
Net realized gains:
Class A	—	(6,370,108)	—	—
Class C	—	(587,982)	—	—
Class I	—	(23,154,423)	—	—
Class I2	—	(22,656,746)	—	—
Class R6	—	(3,526)	—	—
Advisor Class	—	(666)	—	—
Total dividends and/or distributions from net realized gains	—	(52,773,451)	—	—
Return of capital:
Class A	—	—	(1,111,923)	(543,510)
Class C	—	—	(631,550)	(345,976)
Class I	—	—	(1,245,522)	(735,723)
Class I2	—	—	(10,326,185)	(3,865,159)
Class T1	—	—	(386)	(77)
Advisor Class	—	—	(399)	(110)
Total dividends and/or distributions from return of capital	—	—	(13,315,965)	(5,490,555)
Total dividends and/or distributions to shareholders	(121,007,737)	(61,147,938)	(16,704,623)	(20,195,748)

Capital share transactions:
Proceeds from shares sold:
Class A	44,765,561	82,092,377	5,635,060	7,849,028
Class C	5,071,156	13,111,964	1,360,328	2,395,568
Class I	185,045,880	244,496,929	25,864,814	29,089,625
Class I2	8,824,715	1,471,503	97,728,579	5,251,286
Class I3	3,386,198	38,123,383	—	—
Class R	9,920,268	6,253,869	—	—
Class R4	21,810,715	17,889,964	—	—
Class R6	168,510,517	21,110,275	—	—
Class T1	3	10,000	—	10,000
Advisor Class	3	20,000	—	10,000
	447,335,016	424,580,264	130,588,781	44,605,507
Issued from fund acquisition:
Class I3	—	291,240,513	—	—
Class R	—	132,969,517	—	—
Class R4	—	465,442,058	—	—
	—	889,652,088	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Mid Cap Value Opportunities		Transamerica MLP & Energy Income
	October 31, 2018	October 31, 2017 (A) (B) (C)	October 31, 2018	October 31, 2017 (A) (B)
Dividends and/or distributions reinvested:
Class A	8,066,660	7,220,302	1,277,238	1,692,339
Class C	1,212,653	598,740	641,039	924,288
Class I	27,039,120	26,017,180	1,308,067	1,550,070
Class I2	23,409,015	26,432,419	12,953,994	14,217,103
Class I3	20,225,453	—	—	—
Class R	5,895,337	—	—	—
Class R4	30,226,839	—	—	—
Class R6	1,475,600	3,785	—	—
Class T1	740	—	484	274
Advisor Class	796	670	505	408
	117,552,213	60,273,096	16,181,327	18,384,482
Cost of shares redeemed:
Class A	(57,698,324)	(48,726,575)	(14,280,863)	(20,445,016)
Class C	(5,874,543)	(2,914,305)	(8,269,989)	(10,205,393)
Class I	(231,019,544)	(177,722,775)	(51,699,906)	(20,540,482)
Class I2	(43,247,424)	(55,798,588)	(43,159,307)	(73,809,028)
Class I3	(62,073,657)	(55,941,759)	—	—
Class R	(33,430,531)	(50,380,405)	—	—
Class R4	(106,310,216)	(60,490,724)	—	—
Class R6	(12,079,445)	(4,838,114)	—	—
Advisor Class	—	(10,033)	—	—
	(551,733,684)	(456,823,278)	(117,410,065)	(124,999,919)
Automatic conversions:
Class A	189,811	—	278,203	—
Class C	(189,811)	—	(278,203)	—
	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	13,153,545	917,682,170	29,360,043	(62,009,930)
Net increase (decrease) in net assets	(26,741,401)	926,772,797	6,016,164	(69,445,215)

Net assets:
Beginning of year	1,631,346,490	704,573,693	313,075,145	382,520,360
End of year	$1,604,605,089	$1,631,346,490	$319,091,309	$313,075,145
Undistributed (distributions in excess of) net investment income (loss) (D)	—	$8,127,824	—	$(1,528,065)

Capital share transactions - shares:
Shares issued:
Class A	3,792,820	6,858,224	763,587	1,003,454
Class C	434,104	1,107,514	186,369	304,506
Class I	15,675,022	20,419,935	3,418,089	3,723,548
Class I2	732,396	124,535	13,238,834	685,313
Class I3	286,586	3,181,906	—	—
Class R	827,297	512,308	—	—
Class R4	1,851,424	1,484,698	—	—
Class R6	13,745,333	1,754,629	—	—
Class T1	—	833	—	1,235
Advisor Class	—	1,621	—	1,251
	37,344,982	35,446,203	17,606,879	5,719,307
Shares issued on fund acquisition:
Class I3	—	24,417,361	—	—
Class R	—	11,148,053	—	—
Class R4	—	39,022,272	—	—
	—	74,587,686	—	—
Shares reinvested:
Class A	698,412	621,368	178,008	216,771
Class C	106,001	51,839	89,570	118,908
Class I	2,332,970	2,229,407	182,231	199,301
Class I2	2,018,019	2,263,049	1,796,995	1,818,061
Class I3	1,734,601	—	—	—
Class R	505,604	—	—	—
Class R4	2,592,353	—	—	—
Class R6	126,228	322	—	—
Class T1	64	—	66	35
Advisor Class	68	57	70	52
	10,114,320	5,166,042	2,246,940	2,353,128

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Mid Cap Value Opportunities		Transamerica MLP & Energy Income
	October 31, 2018	October 31, 2017 (A) (B) (C)	October 31, 2018	October 31, 2017 (A) (B)
Shares redeemed:
Class A	(4,874,055)	(4,096,947)	(1,975,741)	(2,562,351)
Class C	(506,316)	(245,294)	(1,137,821)	(1,309,167)
Class I	(19,281,697)	(14,783,811)	(7,025,681)	(2,641,581)
Class I2	(3,621,304)	(4,632,890)	(5,833,306)	(9,482,816)
Class I3	(5,203,773)	(4,598,466)	—	—
Class R	(2,812,602)	(4,199,563)	—	—
Class R4	(8,897,529)	(4,992,289)	—	—
Class R6	(1,001,676)	(396,759)	—	—
Advisor Class	—	(825)	—	—
	(46,198,952)	(37,946,844)	(15,972,549)	(15,995,915)
Automatic conversions:
Class A	15,516	—	37,031	—
Class C	(15,730)	—	(37,219)	—
	(214)	—	(188)	—
Net increase (decrease) in shares outstanding:
Class A	(367,307)	3,382,645	(997,115)	(1,342,126)
Class C	18,059	914,059	(899,101)	(885,753)
Class I	(1,273,705)	7,865,531	(3,425,361)	1,281,268
Class I2	(870,889)	(2,245,306)	9,202,523	(6,979,442)
Class I3	(3,182,586)	23,000,801	—	—
Class R	(1,479,701)	7,460,798	—	—
Class R4	(4,453,752)	35,514,681	—	—
Class R6	12,869,885	1,358,192	—	—
Class T1	64	833	66	1,270
Advisor Class	68	853	70	1,303
	1,260,136	77,253,087	3,881,082	(7,923,480)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Class I3, R, and R4 commenced operations on March 24, 2017.
(D)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Multi-Cap Growth		Transamerica Multi-Managed Balanced		Transamerica Short-Term Bond
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (C)	October 31, 2018	October 31, 2017 (A) (B)
From operations:
Net investment income (loss)	$273,435	$464,546	$11,446,691	$9,576,374	$67,744,273	$52,271,428
Net realized gain (loss)	14,929,869	12,103,202	58,189,750	22,528,824	(9,452,655)	(2,199,067)
Net change in unrealized appreciation (depreciation)	6,625,651	40,261,380	(47,744,738)	94,310,995	(41,360,373)	4,706,987
Net increase (decrease) in net assets resulting from operations	21,828,955	52,829,128	21,891,703	126,416,193	16,931,245	54,779,348

Distributions (D):
Dividends and/or distributions to shareholders:
Class A	(2,492,435)	—	(18,631,456)	—	(18,213,891)	—
Class B	(39,519)	—	(39,885)	—	—	—
Class C	(507,414)	—	(5,735,192)	—	(6,540,709)	—
Class I	(2,716,513)	—	(8,731,540)	—	(33,893,076)	—
Class I2	(6,851,441)	—	—	—	(9,547,261)	—
Class R6	—	—	(317,627)	—	(373,863)	—
Class T1	(542)	—	(368)	—	(230)	—
Advisor Class	(532)	—	(899)	—	(70,294)	—
Net investment income:
Class A	—	—	—	(6,499,930)	—	(19,196,837)
Class B	—	—	—	(3,434)	—	—
Class C	—	(19)	—	(1,011,781)	—	(6,870,311)
Class I	—	(24,737)	—	(3,301,226)	—	(22,553,104)
Class I2	—	(430,759)	—	—	—	(7,636,970)
Class R6	—	—	—	(128,030)	—	(19,654)
Class T1	—	—	—	(67)	—	(125)
Advisor Class	—	—	—	(74)	—	(336)
Total dividends and/or distributions from net investment income	—	(455,515)	—	(10,944,542)	—	(56,277,337)
Net realized gains:
Class A	—	(9,176,019)	—	(1,538,902)	—	—
Class B	—	(264,885)	—	(11,291)	—	—
Class C	—	(1,794,873)	—	(723,850)	—	—
Class I	—	(7,032,558)	—	(715,081)	—	—
Class I2	—	(29,460,257)	—	—	—	—
Class R6	—	—	—	(22,299)	—	—
Advisor Class	—	(1,766)	—	—	—	—
Total dividends and/or distributions from net realized gains	—	(47,730,358)	—	(3,011,423)	—	—
Total dividends and/or distributions to shareholders	(12,608,396)	(48,185,873)	(33,456,967)	(13,955,965)	(68,639,324)	(56,277,337)

Capital share transactions:
Proceeds from shares sold:
Class A	2,845,093	3,868,799	36,633,991	194,851,948	213,003,959	429,018,787
Class B	1,374	—	13,908	104,609	—	—
Class C	667,603	822,734	25,585,598	45,022,538	36,853,985	63,615,527
Class I	5,244,696	25,526,401	55,084,342	74,657,629	928,696,994	894,410,421
Class I2	60,834,413	1,460,963	—	—	117,327,477	226,064,769
Class R6	—	—	660,956	3,349,901	29,103,138	1,380,048
Class T1	—	10,140	—	10,000	—	10,098
Advisor Class	—	10,000	78,689	10,000	5,788,823	40,843
	69,593,179	31,699,037	118,057,484	318,006,625	1,330,774,376	1,614,540,493
Dividends and/or distributions reinvested:
Class A	2,461,301	9,029,367	18,275,344	7,879,486	17,028,111	17,774,062
Class B	39,329	263,164	39,296	14,616	—	—
Class C	499,621	1,740,513	5,461,657	1,619,346	5,872,168	6,131,759
Class I	2,681,959	6,994,746	7,931,626	3,683,954	27,768,981	18,654,392
Class I2	6,851,441	29,891,016	—	—	9,547,261	7,690,380
Class R6	—	—	317,627	150,329	373,694	19,754
Class T1	542	—	368	67	230	125
Advisor Class	532	1,766	899	74	70,294	336
	12,534,725	47,920,572	32,026,817	13,347,872	60,660,739	50,270,808

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Multi-Cap Growth		Transamerica Multi-Managed Balanced		Transamerica Short-Term Bond
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (C)	October 31, 2018	October 31, 2017 (A) (B)
Cost of shares redeemed:
Class A	(7,421,570)	(9,684,516)	(114,314,282)	(96,998,922)	(430,846,080)	(440,706,214)
Class B	(85,035)	(88,515)	(204,202)	(378,996)	—	—
Class C	(1,281,280)	(1,999,107)	(42,300,880)	(56,909,943)	(151,834,719)	(172,869,720)
Class I	(13,126,602)	(15,268,843)	(94,861,437)	(47,047,417)	(794,307,491)	(579,954,021)
Class I2	(43,410,187)	(58,452,194)	—	—	(326,983,740)	(88,195,875)
Class R6	—	—	(3,509,962)	(1,036,001)	(4,514,560)	(360,132)
Class T1	—	—	—	—	—	(98)
Advisor Class	—	—	—	—	(410,066)	(8)
	(65,324,674)	(85,493,175)	(255,190,763)	(202,371,279)	(1,708,896,656)	(1,282,086,068)
Automatic conversions:
Class A	246,789	561,428	1,145,242	1,310,454	—	—
Class B	(246,789)	(561,428)	(1,145,242)	(1,310,454)	—	—
	—	—	—	—	—	—
Automatic conversions:
Class A	5,288,683	—	25,323,116	—	7,411,824	—
Class C	(5,288,683)	—	(25,323,116)	—	(7,411,824)	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	16,803,230	(5,873,566)	(105,106,462)	128,983,218	(317,461,541)	382,725,233
Net increase (decrease) in net assets	26,023,789	(1,230,311)	(116,671,726)	241,443,446	(369,169,620)	381,227,244

Net assets:
Beginning of year	257,504,251	258,734,562	1,074,757,847	833,314,401	3,199,513,452	2,818,286,208
End of year	$283,528,040	$257,504,251	$958,086,121	$1,074,757,847	$2,830,343,832	$3,199,513,452
Undistributed (distributions in excess of) net investment income (loss) (D)	—	$9,031	—	$173,021	—	$(541,126)

Capital share transactions - shares:
Shares issued:
Class A	382,041	568,857	1,298,925	7,473,049	21,028,863	42,029,320
Class B	236	—	508	4,059	—	—
Class C	115,472	162,126	923,557	1,737,413	3,645,273	6,244,662
Class I	641,026	3,618,805	1,945,171	2,799,028	93,387,841	89,102,548
Class I2	7,341,659	195,998	—	—	11,808,140	22,524,741
Class R6	—	—	23,582	128,418	2,933,332	137,623
Class T1	—	1,522	—	378	—	991
Advisor Class	—	1,218	2,774	375	581,072	4,065
	8,480,434	4,548,526	4,194,517	12,142,720	133,384,521	160,043,950
Shares reinvested:
Class A	345,688	1,463,431	653,585	299,319	1,684,437	1,740,678
Class B	7,270	54,948	1,416	576	—	—
Class C	91,006	358,868	199,112	63,373	582,165	601,792
Class I	338,632	1,028,639	282,422	139,272	2,795,907	1,858,739
Class I2	852,169	4,325,762	—	—	961,750	766,945
Class R6	—	—	11,311	5,667	37,733	1,969
Class T1	76	—	13	2	22	12
Advisor Class	68	259	32	3	7,078	33
	1,634,909	7,231,907	1,147,891	508,212	6,069,092	4,970,168
Shares redeemed:
Class A	(1,011,315)	(1,442,562)	(4,067,002)	(3,619,896)	(42,567,492)	(43,162,772)
Class B	(15,054)	(17,267)	(7,347)	(14,386)	—	—
Class C	(226,693)	(376,047)	(1,530,412)	(2,193,976)	(15,037,337)	(16,970,642)
Class I	(1,584,611)	(2,073,088)	(3,345,104)	(1,770,029)	(79,905,360)	(57,845,195)
Class I2	(5,118,950)	(7,827,370)	—	—	(33,008,014)	(8,795,787)
Class R6	—	—	(124,352)	(39,052)	(454,569)	(35,879)
Class T1	—	—	—	—	—	(9)
Advisor Class	—	—	—	—	(41,278)	—
	(7,956,623)	(11,736,334)	(9,074,217)	(7,637,339)	(171,014,050)	(126,810,284)
Automatic conversions:
Class A	33,649	86,199	40,742	49,435	—	—
Class B	(44,349)	(110,724)	(41,025)	(49,771)	—	—
	(10,700)	(24,525)	(283)	(336)	—	—
Automatic conversions:
Class A	675,305	—	876,784	—	734,583	—
Class C	(881,210)	—	(893,954)	—	(736,042)	—
	(205,905)	—	(17,170)	—	(1,459)	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Multi-Cap Growth		Transamerica Multi-Managed Balanced		Transamerica Short-Term Bond
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (A) (C)	October 31, 2018	October 31, 2017 (A) (B)
Net increase (decrease) in shares outstanding:
Class A	425,368	675,925	(1,196,966)	4,201,907	(19,119,609)	607,226
Class B	(51,897)	(73,043)	(46,448)	(59,522)	—	—
Class C	(901,425)	144,947	(1,301,697)	(393,190)	(11,545,941)	(10,124,188)
Class I	(604,953)	2,574,356	(1,117,511)	1,168,271	16,278,388	33,116,092
Class I2	3,074,878	(3,305,610)	—	—	(20,238,124)	14,495,899
Class R6	—	—	(89,459)	95,033	2,516,496	103,713
Class T1	76	1,522	13	380	22	994
Advisor Class	68	1,477	2,806	378	546,872	4,098
	1,942,115	19,574	(3,749,262)	5,013,257	(31,561,896)	38,203,834

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Advisor Class commenced operations on March 3, 2017.
(D)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Small Cap Core			Transamerica Small Cap Growth
	October 31, 2018	October 31, 2017 (A) (B) (C) (D)	December 31, 2016	October 31, 2018	October 31, 2017 (A) (E) (F)
From operations:
Net investment income (loss)	$1,419,004	$933,032	$100,266	$(565,604)	$(875,287)
Net realized gain (loss)	18,354,804	5,468,338	—	11,294,709	10,735,168
Net realized gain (loss) allocated from Series Portfolios	—	(47,991,746)	243,734	—	—
Net change in unrealized appreciation (depreciation)	(12,056,861)	2,267,684	—	(3,461,073)	15,784,843
Net change in unrealized appreciation (depreciation) allocated from Series Portfolios	—	47,847,340	2,263,938	—	—
Net increase (decrease) in net assets resulting from operations	7,716,947	8,524,648	2,607,938	7,268,032	25,644,724

Distributions (G):
Dividends and/or distributions to shareholders:
Class A	(153,549)	—	—	(1,803,881)	—
Class C	(25,343)	—	—	(390,836)	—
Class I	(84,391)	—	—	(2,668,855)	—
Class I2	(1,300,776)	—	—	(4,230,808)	—
Class I3	(5,641,764)	—	—	(3,224,876)	—
Class R	(1,731,562)	—	—	(1,622,178)	—
Class R4	(310,768)	—	—	(568,604)	—
Class R6	—	—	—	(5,894)	—
Class T1	(359)	—	—	(1,084)	—
Advisor Class	(471)	—	—	(1,548)	—
Net investment income:
Class R4	—	(13,209)	(106,674)	—	—
Total dividends and/or distributions from net investment income	—	(13,209)	(106,674)	—	—
Net realized gains:
Class A	—	—	—	—	(6,093,796)
Class C	—	—	—	—	(1,028,759)
Class I	—	—	—	—	(2,491,220)
Class I2	—	—	—	—	(32,431,383)
Class R6	—	—	—	—	(30,128)
Advisor Class	—	—	—	—	(5,508)
Total dividends and/or distributions from net realized gains	—	—	—	—	(42,080,794)
Total dividends and/or distributions to shareholders	(9,248,983)	(13,209)	(106,674)	(14,518,564)	(42,080,794)

Capital share transactions:
Proceeds from shares sold:
Class A	1,000,871	837,158	—	12,387,704	10,899,962
Class C	144,309	12,670	—	2,021,512	2,142,285
Class I	517,371	214,113	—	10,959,812	26,832,249
Class I2	2,614,929	180,882	—	4,159,437	758,685
Class I3	3,623,967	10,922,377	—	789,527	33,968,740
Class R	1,433,778	1,333,867	—	7,066,340	1,250,562
Class R4	910,722	1,087,037	1,271,274	1,125,023	539,552
Class R6	—	—	—	63	—
Class T1	—	—	—	79,383	10,000
Advisor Class	—	10,000	—	—	14,550
	10,245,947	14,598,104	1,271,274	38,588,801	76,416,585
Issued from fund acquisition:
Class A	—	2,987,994	—	—	—
Class C	—	770,505	—	—	—
Class I	—	1,643,572	—	—	—
Class I2	—	39,744,526	—	—	—
Class I3	—	164,067,863	—	—	17,586,938
Class R	—	67,963,093	—	—	40,910,118
Class R4	—	—	—	—	11,132,383
Advisor Class	—	9,800	—	—	—
	—	277,187,353	—	—	69,629,439

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Small Cap Core			Transamerica Small Cap Growth
	October 31, 2018	October 31, 2017 (A) (B) (C) (D)	December 31, 2016	October 31, 2018	October 31, 2017 (A) (E) (F)
Dividends and/or distributions reinvested:
Class A	153,549	—	—	1,798,719	6,067,726
Class C	25,106	—	—	389,283	1,027,285
Class I	84,391	—	—	2,658,470	1,538,133
Class I2	1,300,776	—	—	4,230,808	32,431,383
Class I3	5,641,764	—	—	3,224,876	—
Class R	1,731,562	—	—	1,622,178	—
Class R4	310,768	13,209	106,674	568,604	—
Class R6	—	—	—	5,894	30,128
Class T1	359	—	—	1,084	—
Advisor Class	471	—	—	1,548	5,508
	9,248,746	13,209	106,674	14,501,464	41,100,163
Cost of shares redeemed:
Class A	(1,219,124)	(435,979)	—	(10,203,758)	(6,930,735)
Class C	(89,602)	(163,862)	—	(880,271)	(440,072)
Class I	(172,921)	(224,352)	—	(7,958,712)	(2,601,404)
Class I2	(12,199,516)	(11,361,954)	—	(18,453,485)	(19,599,510)
Class I3	(24,604,114)	(27,112,967)	—	(7,688,540)	(20,916,482)
Class R	(9,069,694)	(17,737,657)	—	(8,397,749)	(27,317,128)
Class R4	(4,693,244)	(6,838,672)	(2,057,728)	(741,682)	(6,529,406)
Advisor Class	—	—	—	(2,465)	—
	(52,048,215)	(63,875,443)	(2,057,728)	(54,326,662)	(84,334,737)
Automatic conversions:
Class A	36,600	—	—	233,833	—
Class C	(36,600)	—	—	(233,833)	—
	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(32,553,522)	227,923,223	(679,780)	(1,236,397)	102,811,450
Net increase (decrease) in net assets	(34,085,558)	236,434,662	1,821,484	(8,486,929)	86,375,380

Net assets:
Beginning of period/year	250,974,651	14,539,989	12,718,505	152,460,158	66,084,778
End of period/year	$216,889,093	$250,974,651	$14,539,989	$143,973,229	$152,460,158
Undistributed (distributions in excess of) net investment income (loss) (G)	—	$1,089,419	$5,199	—	$(732,251)

Capital share transactions - shares:
Shares issued:
Class A	81,560	72,977	—	1,797,590	1,589,648
Class C	12,157	1,119	—	320,311	343,854
Class I	41,258	18,574	—	1,550,025	3,855,586
Class I2	212,994	15,802	—	587,212	104,057
Class I3	292,360	967,173	—	106,934	5,090,756
Class R	111,877	115,859	—	975,150	184,955
Class R4	73,631	93,465	115,106	159,986	80,310
Class T1	—	864	—	12,342	1,585
Advisor Class	—	—	—	—	1,402
	825,837	1,285,833	115,106	5,509,550	11,252,153
Shares issued on fund acquisition:
Class A	—	262,942	—	—	—
Class C	—	68,530	—	—	—
Class I	—	144,152	—	—	—
Class I2	—	3,485,319	—	—	—
Class I3	—	14,387,627	—	—	2,729,704
Class R	—	5,959,897	—	—	6,349,742
Class R4	—	—	—	—	1,727,879
Advisor Class	—	858	—	—	—
	—	24,309,325	—	—	10,807,325
Shares reinvested:
Class A	13,124	—	—	283,263	977,090
Class C	2,166	—	—	67,118	178,039
Class I	7,194	—	—	405,255	240,709
Class I2	110,799	—	—	636,212	5,020,338
Class I3	475,296	—	—	484,216	—
Class R	146,000	—	—	245,042	—
Class R4	26,181	1,156	10,653	85,504	—
Class R6	—	—	—	887	4,663
Class T1	30	—	—	170	—
Advisor Class	40	—	—	235	862
	780,830	1,156	10,653	2,207,902	6,421,701

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Small Cap Core			Transamerica Small Cap Growth
	October 31, 2018	October 31, 2017 (A) (B) (C) (D)	December 31, 2016	October 31, 2018	October 31, 2017 (A) (E) (F)
Shares redeemed:
Class A	(102,925)	(38,160)	—	(1,519,276)	(1,040,338)
Class C	(7,564)	(14,338)	—	(137,629)	(73,599)
Class I	(14,402)	(19,347)	—	(1,154,309)	(376,935)
Class I2	(1,005,243)	(993,336)	—	(2,608,822)	(2,835,117)
Class I3	(2,018,291)	(2,334,146)	—	(1,075,653)	(3,008,639)
Class R	(751,562)	(1,562,821)	—	(1,179,783)	(4,092,359)
Class R4	(376,326)	(592,530)	(210,127)	(103,894)	(979,948)
Advisor Class	—	—	—	(367)	—
	(4,276,313)	(5,554,678)	(210,127)	(7,779,733)	(12,406,935)
Automatic conversions:
Class A	2,904	—	—	31,813	—
Class C	(2,948)	—	—	(35,003)	—
	(44)	—	—	(3,190)	—
Net increase (decrease) in shares outstanding:
Class A	(5,337)	297,759	—	593,390	1,526,400
Class C	3,811	55,311	—	214,797	448,294
Class I	34,050	143,379	—	800,971	3,719,360
Class I2	(681,450)	2,507,785	—	(1,385,398)	2,289,278
Class I3	(1,250,635)	13,020,654	—	(484,503)	4,811,821
Class R	(493,685)	4,512,935	—	40,409	2,442,338
Class R4	(276,514)	(497,909)	(84,368)	141,596	828,241
Class R6	—	—	—	887	4,663
Class T1	30	864	—	12,512	1,585
Advisor Class	40	858	—	(132)	2,264
	(2,669,690)	20,041,636	(84,368)	(65,471)	16,074,244

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Transamerica Partners Institutional Small Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Small Core, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(C)	Effective March 10, 2017, the Fund underwent a 1.44-for-1 share split. The Capital share transactions – shares has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(D)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feederstructure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Changes in Net Assets represents activity for the ten months ofJanuary 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(E)	Class I3, R, and R4 commenced operations on March 10, 2017.
(F)	Advisor Class commenced operations on December 16, 2016.
(G)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Small Cap Value			Transamerica Small/Mid Cap Value
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (D)
From operations:
Net investment income (loss)	$1,622,016	$902,986	$44,412	$3,886,953	$(402,299)
Net realized gain (loss)	20,943,074	14,690,324	—	77,145,651	107,344,174
Net realized gain (loss) allocated from Series Portfolios	—	4,987,862	34,016	—	—
Net change in unrealized appreciation (depreciation)	(40,264,859)	8,637,238	—	(59,923,934)	72,322,791
Net change in unrealized appreciation (depreciation) allocated from Series Portfolios	—	(5,039,261)	1,123,681	—	—
Net increase (decrease) in net assets resulting from operations	(17,699,769)	24,179,149	1,202,109	21,108,670	179,264,666

Distributions (E):
Dividends and/or distributions to shareholders:
Class A	(108,556)	—	—	(43,122,222)	—
Class B	—	—	—	(639,012)	—
Class C	(35,407)	—	—	(32,267,610)	—
Class I	(104,035)	—	—	(30,473,301)	—
Class I2	(10,810,508)	—	—	(2,520,225)	—
Class I3	(1,436,337)	—	—	—	—
Class R	(455,240)	—	—	—	—
Class R4	(13,409)	—	—	—	—
Class R6	(2,639)	—	—	(494,961)	—
Class T1	(439)	—	—	(1,292)	—
Advisor Class	(453)	—	—	(17,021)	—
Net investment income:
Class A	—	—	—	—	(2,976,859)
Class C	—	—	—	—	(745,005)
Class I	—	—	—	—	(1,892,802)
Class I2	—	—	—	—	(234,153)
Class R4	—	(6,110)	(57,375)	—	—
Class R6	—	—	—	—	(13,648)
Advisor Class	—	—	—	—	(4)
Total dividends and/or distributions from net investment income	—	(6,110)	(57,375)	—	(5,862,471)
Net realized gains:
Class A	—	—	—	—	(18,330,193)
Class B	—	—	—	—	(499,496)
Class C	—	—	—	—	(14,159,982)
Class I	—	—	—	—	(8,156,693)
Class I2	—	—	—	—	(932,170)
Class R6	—	—	—	—	(54,160)
Advisor Class	—	—	—	—	(462)
Total dividends and/or distributions from net realized gains	—	—	—	—	(42,133,156)
Total dividends and/or distributions to shareholders	(12,967,023)	(6,110)	(57,375)	(109,535,644)	(47,995,627)

Capital share transactions:
Proceeds from shares sold:
Class A	1,710,750	706,527	—	35,241,213	63,364,690
Class B	—	—	—	17,146	67,532
Class C	50,657	25,426	—	16,161,565	22,623,383
Class I	43,451	1,970,178	—	93,438,856	103,309,527
Class I2	7,908,511	273,374	—	820,884	516,914
Class I3	803,587	34,058,827	—	—	—
Class R	2,439,583	404,165	—	—	—
Class R4	28,958	146,453	396,114	—	—
Class R6	—	—	—	10,097,334	3,044,908
Class T1	—	—	—	—	10,000
Advisor Class	—	—	—	166,800	134,507
	12,985,497	37,584,950	396,114	155,943,798	193,071,461
Issued from fund acquisition:
Class A	—	2,495,036	—	—	—
Class C	—	824,598	—	—	—
Class I	—	639,862	—	—	—
Class I2	—	262,835,266	—	—	—
Class I3	—	17,165,386	—	—	—
Class R	—	35,584,048	—	—	—
Class R6	—	56,472	—	—	—
Class T1	—	9,968	—	—	—
Advisor Class	—	9,995	—	—	—
	—	319,620,631	—	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Small Cap Value			Transamerica Small/Mid Cap Value
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (D)
Dividends and/or distributions reinvested:
Class A	108,556	—	—	41,347,231	20,401,389
Class B	—	—	—	616,613	463,513
Class C	34,117	—	—	29,995,369	13,256,501
Class I	104,035	—	—	25,040,503	8,092,037
Class I2	10,810,508	—	—	2,520,225	1,166,323
Class I3	1,436,337	—	—	—	—
Class R	455,240	—	—	—	—
Class R4	13,409	6,110	57,375	—	—
Class R6	2,639	—	—	494,961	67,808
Class T1	439	—	—	1,292	—
Advisor Class	453	—	—	17,021	466
	12,965,733	6,110	57,375	100,033,215	43,448,037
Cost of shares redeemed:
Class A	(1,168,433)	(640,919)	—	(92,835,823)	(121,154,535)
Class B	—	—	—	(533,712)	(1,891,522)
Class C	(74,348)	(20,194)	—	(55,805,642)	(69,587,487)
Class I	(1,760,708)	(211,610)	—	(65,498,780)	(57,688,794)
Class I2	(36,295,986)	(27,229,294)	—	(2,661,806)	(2,360,345)
Class I3	(6,884,739)	(19,980,994)	—	—	—
Class R	(4,288,362)	(25,014,729)	—	—	—
Class R4	(104,869)	(6,783,482)	(1,241,683)	—	—
Class R6	—	—	—	(1,861,419)	(379,530)
	(50,577,445)	(79,881,222)	(1,241,683)	(219,197,182)	(253,062,213)
Automatic conversions:
Class A	—	—	—	4,877,540	3,516,440
Class B	—	—	—	(4,877,540)	(3,516,440)
	—	—	—	—	—
Automatic conversions:
Class A	14,772	—	—	42,926,528	—
Class C	(14,772)	—	—	(42,926,528)	—
	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(24,626,215)	277,330,469	(788,194)	36,779,831	(16,542,715)
Net increase (decrease) in net assets	(55,293,007)	301,503,508	356,540	(51,647,143)	114,726,324

Net assets:
Beginning of period/year	308,568,989	7,065,481	6,708,941	877,442,342	762,716,018
End of period/year	$253,275,982	$308,568,989	$7,065,481	$825,795,199	$877,442,342
Undistributed (distributions in excess of) net investment income (loss) (E)	—	$637,513	$—	—	$822,486

Capital share transactions - shares:
Shares issued:
Class A	144,318	62,428	—	1,254,521	2,265,562
Class B	—	—	—	745	2,630
Class C	4,302	2,232	—	660,996	912,026
Class I	3,580	169,873	—	3,206,944	3,567,317
Class I2	649,754	24,123	—	28,361	18,001
Class I3	66,437	3,072,379	—	—	—
Class R	206,866	35,280	—	—	—
Class R4	2,453	13,003	39,617	—	—
Class R6	—	—	—	344,513	103,831
Class T1 (A)	—	—	—	—	355
Advisor Class	—	—	—	6,083	4,515
	1,077,710	3,379,318	39,617	5,502,163	6,874,237
Shares issued on fund acquisition:
Class A	—	225,399	—	—	—
Class C	—	74,769	—	—	—
Class I	—	57,440	—	—	—
Class I2	—	23,579,640	—	—	—
Class I3	—	1,539,952	—	—	—
Class R	—	3,192,339	—	—	—
Class R6	—	5,040	—	—	—
Class T1	—	900	—	—	—
Advisor Class	—	891	—	—	—
	—	28,676,370	—	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Small Cap Value			Transamerica Small/Mid Cap Value
	October 31, 2018	October 31, 2017 (A) (B) (C)	December 31, 2016	October 31, 2018	October 31, 2017 (D)
Shares reinvested:
Class A	9,326	—	—	1,515,105	747,030
Class B	—	—	—	25,512	18,781
Class C	2,954	—	—	1,261,900	545,535
Class I	8,892	—	—	888,591	288,075
Class I2	923,186	—	—	89,306	41,477
Class I3	122,345	—	—	—	—
Class R	38,843	—	—	—	—
Class R4	1,143	559	5,829	—	—
Class R6	225	—	—	17,465	2,403
Class T1	38	—	—	48	—
Advisor Class	38	—	—	597	16
	1,106,990	559	5,829	3,798,524	1,643,317
Shares redeemed:
Class A	(99,636)	(56,826)	—	(3,302,754)	(4,316,782)
Class B	—	—	—	(21,574)	(74,384)
Class C	(6,460)	(1,738)	—	(2,291,705)	(2,796,491)
Class I	(151,703)	(17,768)	—	(2,269,591)	(2,014,153)
Class I2	(3,046,861)	(2,416,585)	—	(91,680)	(80,676)
Class I3	(581,031)	(1,707,458)	—	—	—
Class R	(365,190)	(2,244,465)	—	—	—
Class R4	(8,799)	(613,048)	(122,618)	—	—
Class R6	—	—	—	(65,370)	(12,854)
	(4,259,680)	(7,057,888)	(122,618)	(8,042,674)	(9,295,340)
Automatic conversions:
Class A	—	—	—	175,520	126,093
Class B	—	—	—	(198,264)	(139,953)
	—	—	—	(22,744)	(13,860)
Automatic conversions:
Class A	1,229	—	—	1,488,416	—
Class C	(1,246)	—	—	(1,717,127)	—
	(17)	—	—	(228,711)	—
Net increase (decrease) in shares outstanding:
Class A	55,237	231,001	—	1,130,808	(1,178,097)
Class B	—	—	—	(193,581)	(192,926)
Class C	(450)	75,263	—	(2,085,936)	(1,338,930)
Class I	(139,231)	209,545	—	1,825,944	1,841,239
Class I2	(1,473,921)	21,187,178	—	25,987	(21,198)
Class I3	(392,249)	2,904,873	—	—	—
Class R	(119,481)	983,154	—	—	—
Class R4	(5,203)	(599,486)	(77,172)	—	—
Class R6	225	5,040	—	296,608	93,380
Class T1	38	900	—	48	355
Advisor Class	38	891	—	6,680	4,531
	(2,074,997)	24,998,359	(77,172)	1,006,558	(791,646)

(A)	Transamerica Partners Institutional Small Value reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Small Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 2.16-for-1 share split. The Capital share transactions – shares has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Class T1 commenced operations on March 17, 2017.
(E)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Strategic High Income		Transamerica Unconstrained Bond		Transamerica US Growth
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (B)	October 31, 2018	October 31, 2017 (A) (B)
From operations:
Net investment income (loss)	$5,116,776	$4,802,189	$23,320,833	$6,660,303	$(2,398,596)	$2,219,323
Net realized gain (loss)	3,880,521	9,030,193	(5,107,923)	6,573,151	101,172,920	100,647,830
Net change in unrealized appreciation (depreciation)	(5,324,697)	3,139,383	(21,601,131)	1,148,745	26,343,598	137,501,273
Net increase (decrease) in net assets resulting from operations	3,672,600	16,971,765	(3,388,221)	14,382,199	125,117,922	240,368,426

Distributions (C):
Dividends and/or distributions to shareholders:
Class A	(892,273)	—	—	—	(50,554,272)	—
Class B	—	—	—	—	(546,263)	—
Class C	(1,116,453)	—	—	—	(5,140,014)	—
Class I	(3,068,436)	—	(83,485)	—	(18,709,124)	—
Class I2	(441)	—	(20,859,820)	—	(22,693,124)	—
Class T	—	—	—	—	(4,498,847)	—
Class T1	(396)	—	—	—	(1,169)	—
Advisor Class	(4,389)	—	(345)	—	(1,259)	—
Net investment income:
Class A	—	(890,762)	—	—	—	(300,861)
Class C	—	(1,351,056)	—	—	—	(18)
Class I	—	(2,400,293)	—	(29,338)	—	(612,803)
Class I2	—	(407)	—	(7,789,343)	—	(1,330,410)
Class T	—	—	—	—	—	(118,454)
Class T1	—	(217)	—	—	—	—
Advisor Class	—	(486)	—	(251)	—	—
Total dividends and/or distributions from net investment income	—	(4,643,221)	—	(7,818,932)	—	(2,362,546)
Net realized gains:
Class A	—	—	—	—	—	(9,431,729)
Class B	—	—	—	—	—	(160,941)
Class C	—	—	—	—	—	(1,012,745)
Class I	—	—	—	—	—	(3,408,145)
Class I2	—	—	—	—	—	(5,475,375)
Class T	—	—	—	—	—	(833,124)
Advisor Class	—	—	—	—	—	(211)
Total dividends and/or distributions from net realized gains	—	—	—	—	—	(20,322,270)
Return of capital:
Class I	—	—	(10,079)	—	—	—
Class I2	—	—	(2,519,473)	—	—	—
Advisor Class	—	—	(43)	—	—	—
Total dividends and/or distributions from return of capital	—	—	(2,529,595)	—	—	—
Total dividends and/or distributions to shareholders	(5,082,388)	(4,643,221)	(23,473,245)	(7,818,932)	(102,144,072)	(22,684,816)

Capital share transactions:
Proceeds from shares sold:
Class A	13,479,563	2,604,986	—	—	19,735,361	18,566,843
Class B	—	—	—	—	21,100	30,524
Class C	7,806,763	2,480,440	—	—	2,900,954	1,598,793
Class I	30,253,939	15,390,430	1,404,290	2,036,489	9,344,791	9,805,089
Class I2	—	—	481,390,903	38,959,786	21,977,924	2,952,866
Class T	—	—	—	—	606,724	626,800
Class T1	—	10,000	—	—	—	10,000
Advisor Class	107,000	15,201	—	10,000	—	10,000
	51,647,265	20,501,057	482,795,193	41,006,275	54,586,854	33,600,915
Issued from fund acquisition:
Class A	—	28,861,366	—	—	—	—
Class C	—	53,942,865	—	—	—	—
Class I	—	22,194,649	—	—	—	—
Class I2	—	9,808	—	—	—	—
	—	105,008,688	—	—	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Strategic High Income		Transamerica Unconstrained Bond		Transamerica US Growth
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (B)	October 31, 2018	October 31, 2017 (A) (B)
Dividends and/or distributions reinvested:
Class A	859,497	839,426	—	—	49,576,762	9,537,986
Class B	—	—	—	—	543,134	159,875
Class C	1,071,787	1,273,462	—	—	5,084,390	974,829
Class I	2,992,295	2,313,769	93,465	29,421	18,392,313	3,966,146
Class I2	441	407	23,379,293	7,863,241	22,693,124	6,804,498
Class T	—	—	—	—	4,398,658	926,321
Class T1	396	217	—	—	1,169	—
Advisor Class	4,389	486	388	251	1,259	211
	4,928,805	4,427,767	23,473,146	7,892,913	100,690,809	22,369,866
Cost of shares redeemed:
Class A	(7,592,489)	(15,969,213)	—	—	(65,737,546)	(59,971,042)
Class B	—	—	—	—	(375,423)	(784,678)
Class C	(12,945,203)	(22,923,946)	—	—	(5,726,054)	(8,670,918)
Class I	(12,039,725)	(15,715,712)	(1,686,071)	(265,705)	(27,869,439)	(25,861,694)
Class I2	—	—	(35,769,369)	(5,485,322)	(88,711,712)	(89,116,391)
Class T	—	—	—	—	(9,372,231)	(9,945,457)
Advisor Class	(15,831)	—	—	—	—	—
	(32,593,248)	(54,608,871)	(37,455,440)	(5,751,027)	(197,792,405)	(194,350,180)
Automatic conversions:
Class A	—	—	—	—	2,351,872	2,717,208
Class B	—	—	—	—	(2,351,872)	(2,717,208)
	—	—	—	—	—	—
Automatic conversions:
Class A	582,350	—	—	—	39,772,817	—
Class C	(582,350)	—	—	—	(39,772,817)	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	23,982,822	75,328,641	468,812,899	43,148,161	(42,514,742)	(138,379,399)
Net increase (decrease) in net assets	22,573,034	87,657,185	441,951,433	49,711,428	(19,540,892)	79,304,211

Net assets:
Beginning of year	135,673,892	48,016,707	269,007,769	219,296,341	1,078,057,971	998,753,760
End of year	$158,246,926	$135,673,892	$710,959,202	$269,007,769	$1,058,517,079	$1,078,057,971
Undistributed (distributions in excess of) net investment income (loss) (C)	—	$(416,364)	—	$(7,174)	—	$1,339,868

Capital share transactions - shares:
Shares issued:
Class A	1,195,062	246,530	—	—	924,713	1,013,965
Class B	—	—	—	—	1,054	1,589
Class C	701,212	234,012	—	—	145,833	90,039
Class I	2,705,748	1,449,619	137,448	200,492	433,222	512,782
Class I2	—	—	47,346,225	3,849,972	1,016,540	160,321
Class T	—	—	—	—	10,843	13,819
Class T1	—	944	—	—	—	544
Advisor Class	9,630	1,465	—	1,016	—	569
	4,611,652	1,932,570	47,483,673	4,051,480	2,532,205	1,793,628
Shares issued on fund acquisition:
Class A	—	2,855,808	—	—	—	—
Class C	—	5,357,800	—	—	—	—
Class I	—	2,195,729	—	—	—	—
Class I2	—	1,009	—	—	—	—
	—	10,410,346	—	—	—	—
Shares reinvested:
Class A	77,461	79,620	—	—	2,533,308	560,399
Class B	—	—	—	—	29,486	9,820
Class C	96,929	121,233	—	—	274,832	59,769
Class I	269,390	218,645	9,298	2,897	924,698	229,788
Class I2	42	40	2,343,459	781,386	1,144,383	395,151
Class T	—	—	—	—	83,928	21,709
Class T1	36	20	—	—	60	—
Advisor Class	394	45	39	25	63	12
	444,252	419,603	2,352,796	784,308	4,990,758	1,276,648

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Strategic High Income		Transamerica Unconstrained Bond		Transamerica US Growth
	October 31, 2018	October 31, 2017 (A) (B)	October 31, 2018	October 31, 2017 (B)	October 31, 2018	October 31, 2017 (A) (B)
Shares redeemed:
Class A	(681,019)	(1,506,401)	—	—	(3,117,096)	(3,219,928)
Class B	—	—	—	—	(18,983)	(44,994)
Class C	(1,165,635)	(2,186,787)	—	—	(288,060)	(487,937)
Class I	(1,080,662)	(1,497,533)	(168,551)	(26,015)	(1,301,306)	(1,400,518)
Class I2	—	—	(3,596,561)	(548,489)	(4,162,695)	(4,702,781)
Class T	—	—	—	—	(166,565)	(216,035)
Advisor Class	(1,435)	—	—	—	—	—
	(2,928,751)	(5,190,721)	(3,765,112)	(574,504)	(9,054,705)	(10,072,193)
Automatic conversions:
Class A	—	—	—	—	112,570	148,318
Class B	—	—	—	—	(119,823)	(155,494)
	—	—	—	—	(7,253)	(7,176)
Automatic conversions:
Class A	51,290	—	—	—	1,745,914	—
Class C	(51,562)	—	—	—	(1,857,940)	—
	(272)	—	—	—	(112,026)	—
Net increase (decrease) in shares outstanding:
Class A	642,794	1,675,557	—	—	2,199,409	(1,497,246)
Class B	—	—	—	—	(108,266)	(189,079)
Class C	(419,056)	3,526,258	—	—	(1,725,335)	(338,129)
Class I	1,894,476	2,366,460	(21,805)	177,374	56,614	(657,948)
Class I2	42	1,049	46,093,123	4,082,869	(2,001,772)	(4,147,309)
Class T	—	—	—	—	(71,794)	(180,507)
Class T1	36	964	—	—	60	544
Advisor Class	8,589	1,510	39	1,041	63	581
	2,126,881	7,571,798	46,071,357	4,261,284	(1,651,021)	(7,009,093)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENT OF CASH FLOWS

For the year ended October 31, 2018

Transamerica Event Driven
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$187,888

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(596,295,950)
Proceeds of long-term investments	602,250,320
Purchases to cover securities sold short	(186,168,530)
Proceeds from securities sold short	199,107,304
Net purchases/proceeds of short-term investments	(22,750,959)
Net change in unrealized appreciation (depreciation)	2,564,107
Net realized gain (loss)	(3,255,138)
Net amortization (accretion) of discount and premium	(176,551)
(Increase) decrease in receivables for investments sold	132,311
(Increase) decrease in receivables for interest	(68,039)
(Increase) decrease in receivables for dividends	86,083
(Increase) decrease in receivables for net income from securities lending	861
Increase (decrease) in payables for investments purchased	(3,946,125)
Increase (decrease) in dividends, interest and fees for borrowings from securities sold short	34,867
Increase (decrease) in accrued liabilities	86,492
Increase (decrease) in collateral for securities on loan	379,012
Net cash provided by (used for) swap agreement transactions	78,277
Net cash provided by (used for) written options and swaptions transactions	(1,674,790)
Net cash provided by (used for) in futures contracts transactions	(363,914)
Net cash provided by (used for) in forward foreign currency contracts	(944,337)
Net cash provided by (used for) operating activities	(10,736,811)

Cash flows from financing activities:
Increase (decrease) in foreign cash overdraft	1,066
Proceeds from shares sold, net of receivable for shares sold	55,946,512
Payment of shares redeemed, net of payable for shares redeemed	(29,707,306)
Cash distributions paid	(3)
Net cash provided by (used for) financing activities	26,240,269
Net increase (decrease) in cash and foreign currencies	15,503,458
Cash and foreign currencies, at beginning of year (A) (B)	$7,202,074
Cash and foreign currencies, at end of year (B)	$22,705,532

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$271,508
Non-cash financing activities included herein consist of reinvestment of distributions	$1,549,387

(A)	Beginning balance is reflective of Accounting Standards Update No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force.
(B)	For the year ended October 31, 2018, the beginning and ending cash balances consist of the following:

	Beginning of Year	End of Year
Assets:
Cash	$17	$—
Cash collateral pledged at custodian:
OTC derivatives	—	3,500,000
Futures contracts	—	66,514
Cash collateral pledged at broker:
Securities sold short	—	19,299,316
OTC derivatives	7,152,671	135,266
Futures contracts	49,386	—
Total assets	7,202,074	23,001,096

Liabilities:
Cash collateral received at custodian for:
Securities sold short	—	295,564
Total liabilities	—	295,564
Net cash per statement of assets and liabilities	$7,202,074	$22,705,532
Total cash and foreign currencies per statement of cash flows	$7,202,074	$22,705,532

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:	Transamerica Balanced II
	Class I3
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.17	$10.00
Investment operations:
Net investment income (loss) (B)	0.18	0.02
Net realized and unrealized gain (loss)	0.07	0.15
Total investment operations	0.25	0.17
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	—
Net realized gains	(0.04)	—
Total dividends and/or distributions to shareholders	(0.21)	—
Net asset value, end of period/year	$10.21	$10.17
Total return	2.49%	1.70	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$49,964	$56,169
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.59%	0.66	%(D)
Including waiver and/or reimbursement and recapture	0.50%	0.50	%(D)
Net investment income (loss) to average net assets	1.73%	1.23	%(D)
Portfolio turnover rate	60%	40	%(C)

(A)	Commenced operations on September 15, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Balanced II
	Class R
	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of period/year	$10.17		$10.11		$9.68		$9.85	$9.04	$7.80
Investment operations:
Net investment income (loss) (D)	0.13		0.14		0.11		0.10	0.10	0.07
Net realized and unrealized gain (loss)	0.06		0.91		0.63		(0.11)	0.82	1.30
Total investment operations	0.19		1.05		0.74		(0.01)	0.92	1.37
Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.09)		(0.12)		(0.10)	(0.11)	(0.13)
Net realized gains	(0.04)		(0.90)		(0.19)		(0.06)	—	—
Total dividends and/or distributions to shareholders	(0.16)		(0.99)		(0.31)		(0.16)	(0.11)	(0.13)
Net asset value, end of period/year	$10.20		$10.17		$10.11		$9.68	$9.85	$9.04
Total return	1.85%		10.68	%(E)	7.69%		(0.08)%	10.35%	17.65%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$82,270		$91,171		$90,455		$90,541	$77,447	$52,672
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%		1.20	%(F)	1.18%		1.16%	1.21%	1.28%
Including waiver and/or reimbursement and recapture	1.01	%(G)	1.13	%(F)(H)	1.09	%(H)(I)	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	1.22%		0.95	%(F)	1.13%		1.00%	1.09%	0.85%
Portfolio turnover rate	60%		40	%(E)	37%		50%	92%	123%

(A)	Transamerica Partners Balanced reorganized into the Fund on September 15, 2017. Prior to September 15, 2017, information provided reflects Transamerica Partners Balanced, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 2.01-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on September 15, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	TAM has voluntarily agreed to waive a portion of its management fee.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Bond (A)
	Class A
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.34		$9.31	$9.22		$9.46	$9.38
Investment operations:
Net investment income (loss) (B)	0.33		0.33	0.36	(C)	0.28	0.29
Net realized and unrealized gain (loss)	(0.39)		0.05	0.07		(0.23)	0.08
Total investment operations	(0.06)		0.38	0.43		0.05	0.37
Dividends and/or distributions to shareholders:
Net investment income	(0.33)		(0.35)	(0.34)		(0.29)	(0.29)
Net asset value, end of year	$8.95		$9.34	$9.31		$9.22	$9.46
Total return (D)	(0.67)%		4.12%	4.78%		0.56%	3.98%
Ratio and supplemental data:
Net assets end of year (000’s)	$87,523		$83,251	$86,305		$68,304	$73,829
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99%		0.97%	0.93%		0.88%	0.91%
Including waiver and/or reimbursement and recapture	0.97	%(E)	0.97%	0.91	%(C)	0.88%	0.89%
Net investment income (loss) to average net assets	3.58%		3.59%	3.92	%(C)	3.03%	3.04%
Portfolio turnover rate	38%		34%	47%		27%	26%

(A)	Formerly, Transamerica Flexible Income.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the years indicated:	Transamerica Bond (A)
	Class B
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.35	$9.32	$9.22		$9.46	$9.39
Investment operations:
Net investment income (loss) (B)	0.25	0.25	0.28	(C)	0.21	0.21
Net realized and unrealized gain (loss)	(0.40)	0.05	0.08		(0.24)	0.07
Total investment operations	(0.15)	0.30	0.36		(0.03)	0.28
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.27)	(0.26)		(0.21)	(0.21)
Net asset value, end of year	$8.95	$9.35	$9.32		$9.22	$9.46
Total return (D)	(1.64)%	3.20%	3.95%		(0.28)%	2.98%
Ratio and supplemental data:
Net assets end of year (000’s)	$115	$531	$1,355		$2,164	$3,644
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.11%	1.87%	1.80%		1.71%	1.72%
Including waiver and/or reimbursement and recapture	1.85%	1.85%	1.79	%(C)	1.71%	1.72%
Net investment income (loss) to average net assets	2.70%	2.69%	3.03	%(C)	2.18%	2.24%
Portfolio turnover rate	38%	34%	47%		27%	26%

(A)	Formerly, Transamerica Flexible Income.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Bond (A)
	Class C
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.28		$9.25	$9.16		$9.40	$9.32
Investment operations:
Net investment income (loss) (B)	0.27		0.27	0.29	(C)	0.22	0.22
Net realized and unrealized gain (loss)	(0.39)		0.05	0.07		(0.23)	0.08
Total investment operations	(0.12)		0.32	0.36		(0.01)	0.30
Dividends and/or distributions to shareholders:
Net investment income	(0.27)		(0.29)	(0.27)		(0.23)	(0.22)
Net asset value, end of year	$8.89		$9.28	$9.25		$9.16	$9.40
Total return (D)	(1.33)%		3.41%	4.18%		(0.15)%	3.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$44,958		$49,394	$60,126		$64,995	$68,629
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.63%		1.65%	1.64%		1.59%	1.60%
Including waiver and/or reimbursement and recapture	1.61	%(E)	1.65%	1.62	%(C)	1.59%	1.60%
Net investment income (loss) to average net assets	2.93%		2.90%	3.20	%(C)	2.32%	2.33%
Portfolio turnover rate	38%		34%	47%		27%	26%

(A)	Formerly, Transamerica Flexible Income.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the years indicated:	Transamerica Bond (A)
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.36	$9.32	$9.23		$9.47	$9.39
Investment operations:
Net investment income (loss) (B)	0.36	0.36	0.38	(C)	0.31	0.31
Net realized and unrealized gain (loss)	(0.40)	0.06	0.07		(0.23)	0.08
Total investment operations	(0.04)	0.42	0.45		0.08	0.39
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.38)	(0.36)		(0.32)	(0.31)
Net asset value, end of year	$8.96	$9.36	$9.32		$9.23	$9.47
Total return	(0.39)%	4.54%	5.05%		0.84%	4.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$396,083	$181,977	$162,875		$55,370	$42,545
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.64%	0.67%	0.67%		0.61%	0.62%
Including waiver and/or reimbursement and recapture	0.59%	0.67%	0.65	%(C)	0.61%	0.62%
Net investment income (loss) to average net assets	3.94%	3.88%	4.20	%(C)	3.33%	3.29%
Portfolio turnover rate	38%	34%	47%		27%	26%

(A)	Formerly, Transamerica Flexible Income.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Bond (A)
	Class I2
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.36		$9.32	$9.23		$9.48	$9.40
Investment operations:
Net investment income (loss) (B)	0.37		0.37	0.39	(C)	0.32	0.31
Net realized and unrealized gain (loss)	(0.40)		0.06	0.07		(0.24)	0.09
Total investment operations	(0.03)		0.43	0.46		0.08	0.40
Dividends and/or distributions to shareholders:
Net investment income	(0.37)		(0.39)	(0.37)		(0.33)	(0.32)
Net asset value, end of year	$8.96		$9.36	$9.32		$9.23	$9.48
Total return	(0.32)%		4.65%	5.17%		0.83%	4.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$101,251		$118,738	$137,246		$355,272	$540,719
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.53%		0.56%	0.55%		0.51%	0.52%
Including waiver and/or reimbursement and recapture	0.52	%(D)	0.56%	0.53	%(C)	0.51%	0.52%
Net investment income (loss) to average net assets	4.03%		3.99%	4.23	%(C)	3.40%	3.26%
Portfolio turnover rate	38%		34%	47%		27%	26%

(A)	Formerly, Transamerica Flexible Income.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and years indicated:	Transamerica Bond (A)
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (B)
Net asset value, beginning of period/year	$9.36	$9.32	$9.23		$9.45
Investment operations:
Net investment income (loss) (C)	0.37	0.37	0.40	(D)	0.14
Net realized and unrealized gain (loss)	(0.40)	0.06	0.06		(0.21)
Total investment operations	(0.03)	0.43	0.46		(0.07)
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.39)	(0.37)		(0.15)
Net asset value, end of period/year	$8.96	$9.36	$9.32		$9.23
Total return	(0.30)%	4.65%	5.16%		(0.79	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$9,181	$6,283	$3,028		$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.53%	0.56%	0.55%		0.52	%(F)
Including waiver and/or reimbursement and recapture	0.51%	0.56%	0.52	%(D)	0.52	%(F)
Net investment income (loss) to average net assets	4.05%	4.01%	4.38	%(D)	3.55	%(F)
Portfolio turnover rate	38%	34%	47%		27	%(E)

(A)	Formerly, Transamerica Flexible Income.
(B)	Commenced operations on May 29, 2015.
(C)	Calculated based on average number of shares outstanding.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Bond (A)
	Class T1
	October 31, 2018		October 31, 2017 (B)
Net asset value, beginning of period/year	$9.34		$9.22
Investment operations:
Net investment income (loss) (C)	0.35		0.22
Net realized and unrealized gain (loss)	(0.40)		0.12
Total investment operations	(0.05)		0.34
Dividends and/or distributions to shareholders:
Net investment income	(0.35)		(0.22)
Net asset value, end of period/year	$8.94		$9.34
Total return (D)	(0.56)%		3.77	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10		$20
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%		0.81	%(F)
Including waiver and/or reimbursement and recapture	0.76	%(G)	0.81	%(F)
Net investment income (loss) to average net assets	3.78%		3.71	%(F)
Portfolio turnover rate	38%		34%

(A)	Formerly, Transamerica Flexible Income.
(B)	Commenced operations on March 17, 2017.
(C)	Calculated based on average number of shares outstanding.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.
(G)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$28.32	$25.70	$25.35		$24.40	$21.40
Investment operations:
Net investment income (loss) (A)	(0.21)	(0.24)	(0.14	)(B)	(0.19)	(0.15)
Net realized and unrealized gain (loss)	4.14	7.40	1.33		1.80	3.64
Total investment operations	3.93	7.16	1.19		1.61	3.49
Dividends and/or distributions to shareholders:
Net realized gains	(5.44)	(4.54)	(0.84)		(0.66)	(0.49)
Net asset value, end of year	$26.81	$28.32	$25.70		$25.35	$24.40
Total return (C)	16.52%	34.66%	4.77%		6.77%	16.52%
Ratio and supplemental data:
Net assets end of year (000’s)	$384,193	$223,299	$170,198		$160,269	$124,413
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%	1.23%	1.23%		1.21%	1.26%
Including waiver and/or reimbursement and recapture	1.19%	1.23%	1.22	%(B)	1.21%	1.26%
Net investment income (loss) to average net assets	(0.78)%	(0.95)%	(0.57	)%(B)	(0.75)%	(0.63)%
Portfolio turnover rate	40%	66%	32%		24%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class B
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$23.48	$22.28	$22.30		$21.76	$19.31
Investment operations:
Net investment income (loss) (A)	(0.37)	(0.39)	(0.33	)(B)	(0.38)	(0.32)
Net realized and unrealized gain (loss)	3.28	6.13	1.15		1.58	3.26
Total investment operations	2.91	5.74	0.82		1.20	2.94
Dividends and/or distributions to shareholders:
Net realized gains	(5.44)	(4.54)	(0.84)		(0.66)	(0.49)
Net asset value, end of year	$20.95	$23.48	$22.28		$22.30	$21.76
Total return (C)	15.30%	33.36%	3.78%		5.72%	15.44%
Ratio and supplemental data:
Net assets end of year (000’s)	$786	$1,694	$2,584		$3,870	$4,932
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.46%	2.32%	2.20%		2.13%	2.16%
Including waiver and/or reimbursement and recapture	2.20%	2.20%	2.19	%(B)	2.20%	2.20%
Net investment income (loss) to average net assets	(1.74)%	(1.89)%	(1.54	)%(B)	(1.73)%	(1.54)%
Portfolio turnover rate	40%	66%	32%		24%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$23.83	$22.50	$22.46		$21.84	$19.33
Investment operations:
Net investment income (loss) (A)	(0.34)	(0.35)	(0.28	)(B)	(0.33)	(0.28)
Net realized and unrealized gain (loss)	3.36	6.22	1.16		1.61	3.28
Total investment operations	3.02	5.87	0.88		1.28	3.00
Dividends and/or distributions to shareholders:
Net realized gains	(5.44)	(4.54)	(0.84)		(0.66)	(0.49)
Net asset value, end of year	$21.41	$23.83	$22.50		$22.46	$21.84
Total return (C)	15.65%	33.68%	4.03%		5.98%	15.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$149,727	$84,852	$69,159		$68,922	$50,879
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.93%	1.97%	1.96%		1.92%	1.95%
Including waiver and/or reimbursement and recapture	1.93%	1.97%	1.95	%(B)	1.92%	1.95%
Net investment income (loss) to average net assets	(1.52)%	(1.69)%	(1.30	)%(B)	(1.47)%	(1.34)%
Portfolio turnover rate	40%	66%	32%		24%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$29.39	$26.43	$25.98		$24.92	$21.78
Investment operations:
Net investment income (loss) (A)	(0.16)	(0.18)	(0.07	)(B)	(0.12)	(0.07)
Net realized and unrealized gain (loss)	4.34	7.68	1.36		1.84	3.70
Total investment operations	4.18	7.50	1.29		1.72	3.63
Dividends and/or distributions to shareholders:
Net realized gains	(5.44)	(4.54)	(0.84)		(0.66)	(0.49)
Net asset value, end of year	$28.13	$29.39	$26.43		$25.98	$24.92
Total return	16.77%	35.03%	5.09%		7.07%	16.88%
Ratio and supplemental data:
Net assets end of year (000’s)	$719,431	$292,452	$164,575		$153,719	$161,858
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.96%	0.94%		0.92%	0.95%
Including waiver and/or reimbursement and recapture	0.94%	0.96%	0.93	%(B)	0.92%	0.95%
Net investment income (loss) to average net assets	(0.55)%	(0.69)%	(0.28	)%(B)	(0.46)%	(0.31)%
Portfolio turnover rate	40%	66%	32%		24%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$17.26	$17.43	$17.40		$16.88	$14.88
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.08)	(0.03	)(B)	(0.06)	(0.03)
Net realized and unrealized gain (loss)	2.20	4.45	0.90		1.24	2.52
Total investment operations	2.15	4.37	0.87		1.18	2.49
Dividends and/or distributions to shareholders:
Net realized gains	(5.44)	(4.54)	(0.84)		(0.66)	(0.49)
Net asset value, end of year	$13.97	$17.26	$17.43		$17.40	$16.88
Total return	16.90%	35.14%	5.25%		7.19%	17.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$165,523	$230,981	$241,857		$1,039,343	$836,984
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.85%	0.81%		0.79%	0.81%
Including waiver and/or reimbursement and recapture	0.83%	0.85%	0.81	%(B)	0.79%	0.81%
Net investment income (loss) to average net assets	(0.38)%	(0.56)%	(0.18	)%(B)	(0.34)%	(0.20)%
Portfolio turnover rate	40%	66%	32%		24%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Capital Growth
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$28.34	$23.02
Investment operations:
Net investment income (loss) (B)	(0.19)	(0.14)
Net realized and unrealized gain (loss)	4.15	5.46
Total investment operations	3.96	5.32
Dividends and/or distributions to shareholders:
Net realized gains	(5.44)	—
Net asset value, end of period/year	$26.86	$28.34
Total return (C)	16.64%	23.11	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$60	$12
Expenses to average net assets	1.07%	1.09	%(E)
Net investment income (loss) to average net assets	(0.69)%	(0.88	)%(E)
Portfolio turnover rate	40%	66%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Capital Growth
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$29.37	$25.71
Investment operations:
Net investment income (loss) (B)	(0.21)	(0.19)
Net realized and unrealized gain (loss)	4.36	8.39
Total investment operations	4.15	8.20
Dividends and/or distributions to shareholders:
Net realized gains	(5.44)	(4.54)
Net asset value, end of period/year	$28.08	$29.37
Total return	16.71%	38.67	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$393	$29
Expenses to average net assets	1.03%	1.04	%(D)
Net investment income (loss) to average net assets	(0.71)%	(0.81	)%(D)
Portfolio turnover rate	40%	66%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$17.93	$17.38	$16.80		$16.22	$15.57
Investment operations:
Net investment income (loss) (B)	(0.06)	(0.04)	(0.02	)(C)	0.01	0.00	(D)
Net realized and unrealized gain (loss)	1.17	3.13	0.62		0.61	0.65
Total investment operations	1.11	3.09	0.60		0.62	0.65
Dividends and/or distributions to shareholders:
Net investment income	—	(0.06)	(0.02)		—	—
Net realized gains	(1.03)	(2.48)	—		(0.04)	—
Total dividends and/or distributions to shareholders	(1.03)	(2.54)	(0.02)		(0.04)	—
Net asset value, end of period/year	$18.01	$17.93	$17.38		$16.80	$16.22
Total return (E)	6.39%	20.50%	3.59%		3.81%	4.17	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,298	$1,018	$768		$681	$444
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	2.79%	1.12%		1.06%	1.18	%(G)
Including waiver and/or reimbursement and recapture	1.20%	1.20%	1.11	%(C)	1.06%	1.18	%(G)
Net investment income (loss) to average net assets	(0.32)%	(0.21)%	(0.10	)%(C)	0.07%	0.03	%(G)
Portfolio turnover rate	23%	15%	83%		34%	18	%(F)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$17.50	$17.06	$16.59		$16.14	$15.57
Investment operations:
Net investment income (loss) (B)	(0.17)	(0.14)	(0.13	)(C)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	1.14	3.06	0.60		0.60	0.64
Total investment operations	0.97	2.92	0.47		0.49	0.57
Dividends and/or distributions to shareholders:
Net realized gains	(1.03)	(2.48)	—		(0.04)	—
Net asset value, end of period/year	$17.44	$17.50	$17.06		$16.59	$16.14
Total return (D)	5.71%	19.75%	2.83%		3.02%	3.66	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,065	$1,033	$721		$421	$274
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.86%	1.85%	1.81%		1.80%	1.93	%(F)
Including waiver and/or reimbursement and recapture	1.86%	1.85%	1.81	%(C)	1.80%	1.93	%(F)
Net investment income (loss) to average net assets	(0.98)%	(0.86)%	(0.81	)%(C)	(0.67)%	(0.67	)%(F)
Portfolio turnover rate	23%	15%	83%		34%	18	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
Class I (A)
October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014 (B)	December 31, 2013
Net asset value, beginning of period/year	$17.79	$17.26	$16.67	$16.09	$15.76	$12.24
Investment operations:
Net investment income (loss) (C)	0.00	(D)	0.02	0.03	(E)	0.04	0.02	(0.00	)(E)
Net realized and unrealized gain (loss)	1.16	3.10	0.61	0.60	0.76	3.87
Total investment operations	1.16	3.12	0.64	0.64	0.78	3.87
Dividends and/or distributions to shareholders:
Net investment income	(0.03)	(0.11)	(0.05)	(0.02)	—	(0.00	)(E)
Net realized gains	(1.03)	(2.48)	—	(0.04)	(0.45)	(0.34)
Total dividends and/or distributions to shareholders	(1.06)	(2.59)	(0.05)	(0.06)	(0.45)	(0.35)
Net asset value, end of period/year	$17.89	$17.79	$17.26	$16.67	$16.09	$15.76
Total return	6.74%	20.97%	3.87%	3.95%	6.13	%(F)	31.84%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$30,743	$33,077	$24,424	$23,460	$19,643	$13,761
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.87%	0.83%	0.83%	1.08	%(G)	2.18%
Including waiver and/or reimbursement and recapture	0.87%	0.87%	0.82	%(E)	0.88%	1.00	%(G)	1.25%
Net investment income (loss) to average net assets	0.02%	0.13%	0.19	%(E)	0.27%	0.16	%(G)	(0.02)%
Portfolio turnover rate	23%	15%	83%	34%	18	%(F)	15%

(A)	Prior to February 28, 2014, information provided in previous periods reflects The Torray Resolute Fund, which is the accounting survivor pursuant to a Plan of Reorganization. Prior to January 1, 2014, the financial highlights were audited by another independent registered public accounting firm.
(B)	Effective at the close of business on February 28, 2014, the fiscal year end of the Fund changed to October 31. The Financial Highlights represent activity for the ten months of January 1, 2014 - October 31, 2014. Refer to the notes to the financial statements for details.
(C)	Calculated based on average number of shares outstanding.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$18.01	$17.45	$16.85		$16.26	$15.57
Investment operations:
Net investment income (loss) (B)	0.02	0.04	0.06	(C)	0.07	0.04
Net realized and unrealized gain (loss)	1.17	3.13	0.61		0.60	0.65
Total investment operations	1.19	3.17	0.67		0.67	0.69
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.13)	(0.07)		(0.04)	—
Net realized gains	(1.03)	(2.48)	—		(0.04)	—
Total dividends and/or distributions to shareholders	(1.07)	(2.61)	(0.07)		(0.08)	—
Net asset value, end of period/year	$18.13	$18.01	$17.45		$16.85	$16.26
Total return	6.86%	21.02%	4.02%		4.11%	4.43	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$155,403	$190,788	$222,753		$390,712	$353,480
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.77%	0.72%		0.73%	0.77	%(E)
Including waiver and/or reimbursement and recapture	0.77%	0.77%	0.72	%(C)	0.73%	0.77	%(E)
Net investment income (loss) to average net assets	0.12%	0.27%	0.36	%(C)	0.41%	0.42	%(E)
Portfolio turnover rate	23%	15%	83%		34%	18	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Concentrated Growth
	Class T1
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$17.94		$16.23
Investment operations:
Net investment income (loss) (B)	(0.02)		(0.02)
Net realized and unrealized gain (loss)	1.17		1.73
Total investment operations	1.15		1.71
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	—
Net realized gains	(1.03)		—
Total dividends and/or distributions to shareholders	(1.03)		—
Net asset value, end of period/year	$18.06		$17.94
Total return (D)	6.57%		10.60	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$12		$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%		1.01	%(F)
Including waiver and/or reimbursement and recapture	1.02%		1.01	%(F)(G)
Net investment income (loss) to average net assets	(0.14)%		(0.17	)%(F)
Portfolio turnover rate	23%		15	%(E)

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and year indicated:	Transamerica Concentrated Growth
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$17.90	$17.51
Investment operations:
Net investment income (loss) (B)	(0.01)	0.00	(C)
Net realized and unrealized gain (loss)	1.17	2.87
Total investment operations	1.16	2.87
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.00	)(C)
Net realized gains	(1.03)	(2.48)
Total dividends and/or distributions to shareholders	(1.04)	(2.48)
Net asset value, end of period/year	$18.02	$17.90
Total return	6.71%	19.12	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$13	$12
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.96	%(E)
Including waiver and/or reimbursement and recapture	0.95%	0.95	%(E)
Net investment income (loss) to average net assets	(0.07)%	0.00	%(E)(F)
Portfolio turnover rate	23%	15	%(D)

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.
(F)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dividend Focused
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.53	$11.15	$12.75		$13.35	$11.98
Investment operations:
Net investment income (loss) (A)	0.21	0.20	0.23	(B)	0.23	0.20
Net realized and unrealized gain (loss)	(0.19)	1.92	0.23		(0.18)	1.47
Total investment operations	0.02	2.12	0.46		0.05	1.67
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.24)	(0.23)		(0.22)	(0.20)
Net realized gains	(0.75)	(1.50)	(1.83)		(0.43)	(0.10)
Total dividends and/or distributions to shareholders	(0.96)	(1.74)	(2.06)		(0.65)	(0.30)
Net asset value, end of year	$10.59	$11.53	$11.15		$12.75	$13.35
Total return (C)	(0.20)%	20.35%	4.30%		0.32%	14.14%
Ratio and supplemental data:
Net assets end of year (000’s)	$83,567	$94,083	$86,943		$51,809	$63,639
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.01%	0.97%		0.97%	0.96%
Including waiver and/or reimbursement and recapture	1.03%	1.01%	0.97	%(B)	0.97%	0.96%
Net investment income (loss) to average net assets	1.85%	1.77%	2.09	%(B)	1.74%	1.55%
Portfolio turnover rate	22%	14%	54%		15%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Dividend Focused
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.47	$11.09	$12.70		$13.32	$11.96
Investment operations:
Net investment income (loss) (A)	0.11	0.11	0.14	(B)	0.12	0.09
Net realized and unrealized gain (loss)	(0.19)	1.91	0.22		(0.19)	1.49
Total investment operations	(0.08)	2.02	0.36		(0.07)	1.58
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.14)	(0.14)		(0.12)	(0.12)
Net realized gains	(0.75)	(1.50)	(1.83)		(0.43)	(0.10)
Total dividends and/or distributions to shareholders	(0.86)	(1.64)	(1.97)		(0.55)	(0.22)
Net asset value, end of year	$10.53	$11.47	$11.09		$12.70	$13.32
Total return (C)	(1.06)%	19.42%	3.41%		(0.62)%	13.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,816	$7,080	$7,755		$4,749	$4,419
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.86%	1.84%	1.80%		1.81%	1.81%
Including waiver and/or reimbursement and recapture	1.86%	1.84%	1.80	%(B)	1.81%	1.81%
Net investment income (loss) to average net assets	1.02%	0.96%	1.23	%(B)	0.89%	0.74%
Portfolio turnover rate	22%	14%	54%		15%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dividend Focused
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.52	$11.14	$12.75		$13.35	$11.98
Investment operations:
Net investment income (loss) (A)	0.22	0.21	0.25	(B)	0.25	0.23
Net realized and unrealized gain (loss)	(0.17)	1.93	0.22		(0.18)	1.47
Total investment operations	0.05	2.14	0.47		0.07	1.70
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.26)	(0.25)		(0.24)	(0.23)
Net realized gains	(0.75)	(1.50)	(1.83)		(0.43)	(0.10)
Total dividends and/or distributions to shareholders	(0.98)	(1.76)	(2.08)		(0.67)	(0.33)
Net asset value, end of year	$10.59	$11.52	$11.14		$12.75	$13.35
Total return	0.06%	20.56%	4.38%		0.49%	14.37%
Ratio and supplemental data:
Net assets end of year (000’s)	$16,823	$17,286	$10,559		$6,318	$6,311
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.84%	0.81%		0.81%	0.80%
Including waiver and/or reimbursement and recapture	0.85%	0.84%	0.80	%(B)	0.81%	0.80%
Net investment income (loss) to average net assets	1.98%	1.91%	2.26	%(B)	1.88%	1.80%
Portfolio turnover rate	22%	14%	54%		15%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Dividend Focused
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.53	$11.15	$12.75		$13.36	$11.98
Investment operations:
Net investment income (loss) (A)	0.24	0.23	0.26	(B)	0.26	0.24
Net realized and unrealized gain (loss)	(0.19)	1.92	0.23		(0.18)	1.48
Total investment operations	0.05	2.15	0.49		0.08	1.72
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.27)	(0.26)		(0.26)	(0.24)
Net realized gains	(0.75)	(1.50)	(1.83)		(0.43)	(0.10)
Total dividends and/or distributions to shareholders	(0.99)	(1.77)	(2.09)		(0.69)	(0.34)
Net asset value, end of year	$10.59	$11.53	$11.15		$12.75	$13.36
Total return	0.08%	20.67%	4.57%		0.52%	14.56%
Ratio and supplemental data:
Net assets end of year (000’s)	$484,565	$576,947	$672,378		$852,448	$1,402,739
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.74%	0.70%		0.71%	0.70%
Including waiver and/or reimbursement and recapture	0.75%	0.74%	0.70	%(B)	0.71%	0.70%
Net investment income (loss) to average net assets	2.14%	2.07%	2.31	%(B)	1.98%	1.88%
Portfolio turnover rate	22%	14%	54%		15%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.52	$11.15	$12.75		$13.25
Investment operations:
Net investment income (loss) (B)	0.24	0.21	0.27	(C)	0.11
Net realized and unrealized gain (loss)	(0.18)	1.93	0.22		(0.48)
Total investment operations	0.06	2.14	0.49		(0.37)
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.27)	(0.26)		(0.13)
Net realized gains	(0.75)	(1.50)	(1.83)		—
Total dividends and/or distributions to shareholders	(0.99)	(1.77)	(2.09)		(0.13)
Net asset value, end of period/year	$10.59	$11.52	$11.15		$12.75
Total return	0.17%	20.67%	4.57%		(2.79	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,082	$3,524	$474		$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.74%	0.71%		0.72	%(E)
Including waiver and/or reimbursement and recapture	0.75%	0.74%	0.70	%(C)	0.72	%(E)
Net investment income (loss) to average net assets	2.11%	1.90%	2.39	%(C)	1.99	%(E)
Portfolio turnover rate	22%	14%	54%		15%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Dividend Focused
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.56	$11.09
Investment operations:
Net investment income (loss) (B)	0.21	0.12
Net realized and unrealized gain (loss)	(0.18)	0.48
Total investment operations	0.03	0.60
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.13)
Net realized gains	(0.75)	—
Total dividends and/or distributions to shareholders	(0.96)	(0.13)
Net asset value, end of period/year	$10.63	$11.56
Total return (C)	(0.06)%	5.50	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$31	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99%	0.98	%(E)
Including waiver and/or reimbursement and recapture	0.99%	0.98	%(E)
Net investment income (loss) to average net assets	1.91%	1.67	%(E)
Portfolio turnover rate	22%	14%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Dividend Focused
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.61	$12.19
Investment operations:
Net investment income (loss) (B)	0.22	0.17
Net realized and unrealized gain (loss)	(0.19)	0.92
Total investment operations	0.03	1.09
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.17)
Net realized gains	(0.75)	(1.50)
Total dividends and/or distributions to shareholders	(0.97)	(1.67)
Net asset value, end of period/year	$10.67	$11.61
Total return	(0.09)%	10.16	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.94	%(D)
Including waiver and/or reimbursement and recapture	0.90%	0.90	%(D)
Net investment income (loss) to average net assets	1.97%	1.78	%(D)
Portfolio turnover rate	22%	14%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
Class A
October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.77	$10.48	$11.10	$11.73	$11.12
Investment operations:
Net investment income (loss) (A) (B)	0.11	0.11	0.12	(C)	0.07	0.08
Net realized and unrealized gain (loss)	0.03	1.32	(0.23)	0.04	(D)	0.61
Total investment operations	0.14	1.43	(0.11)	0.11	0.69
Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.14)	(0.05)	(0.11)	(0.05)
Net realized gains	—	—	(0.46)	(0.63)	(0.03)
Total dividends and/or distributions to shareholders	(0.10)	(0.14)	(0.51)	(0.74)	(0.08)
Net asset value, end of year	$11.81	$11.77	$10.48	$11.10	$11.73
Total return (E)	1.17%	13.73%	(0.99)%	0.91%	6.31%
Ratio and supplemental data:
Net assets end of year (000’s)	$10,935	$8,560	$9,348	$14,100	$12,115
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.56%	1.59%	1.33%	1.36%	1.32%
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.09	%(C)	1.10%	1.11%
Net investment income (loss) to average net assets (B)	0.95%	0.96%	1.14	%(C)	0.63%	0.70%
Portfolio turnover rate (G)	25%	3%	142%	308%	194%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
Class C
October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.59	$10.32	$10.96	$11.60	$11.05
Investment operations:
Net investment income (loss) (A) (B)	0.03	0.02	0.04	(C)	(0.01)	(0.00	)(D)
Net realized and unrealized gain (loss)	0.02	1.30	(0.22)	0.04	(E)	0.60
Total investment operations	0.05	1.32	(0.18)	0.03	0.60
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.05)	—	(0.04)	(0.02)
Net realized gains	—	—	(0.46)	(0.63)	(0.03)
Total dividends and/or distributions to shareholders	(0.01)	(0.05)	(0.46)	(0.67)	(0.05)
Net asset value, end of year	$11.63	$11.59	$10.32	$10.96	$11.60
Total return (F)	0.40%	12.82%	(1.64)%	0.15%	5.46%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,944	$7,231	$8,710	$11,492	$7,266
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	2.29%	2.32%	2.06%	2.12%	2.09%
Including waiver and/or reimbursement and recapture	1.85%	1.85%	1.83	%(C)	1.85%	1.85%
Net investment income (loss) to average net assets (B)	0.22%	0.21%	0.37	%(C)	(0.13)%	(0.03)%
Portfolio turnover rate (H)	25%	3%	142%	308%	194%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Total return has been calculated without deduction of the contingent deferred sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
Class I
October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.74	$10.47	$11.08	$11.71	$11.09
Investment operations:
Net investment income (loss) (A) (B)	0.15	0.13	0.15	(C)	0.10	0.11
Net realized and unrealized gain (loss)	0.02	1.31	(0.23)	0.04	(D)	0.61
Total investment operations	0.17	1.44	(0.08)	0.14	0.72
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.17)	(0.07)	(0.14)	(0.07)
Net realized gains	—	—	(0.46)	(0.63)	(0.03)
Total dividends and/or distributions to shareholders	(0.13)	(0.17)	(0.53)	(0.77)	(0.10)
Net asset value, end of year	$11.78	$11.74	$10.47	$11.08	$11.71
Total return	1.45%	13.89%	(0.65)%	1.15%	6.57%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,610	$3,012	$2,324	$3,889	$3,521
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.26%	1.29%	1.03%	1.08%	1.03%
Including waiver and/or reimbursement and recapture	0.85%	0.85%	0.83	%(C)	0.85%	0.85%
Net investment income (loss) to average net assets (B)	1.22%	1.21%	1.39	%(C)	0.91%	0.98%
Portfolio turnover rate (F)	25%	3%	142%	308%	194%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Dynamic Allocation
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.77	$11.06
Investment operations:
Net investment income (loss) (B) (C)	0.12	0.07
Net realized and unrealized gain (loss)	0.01	0.64
Total investment operations	0.13	0.71
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	—
Net asset value, end of period/year	$11.82	$11.77
Total return (E)	1.11%	6.42	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.41%	1.43	%(G)
Including waiver and/or reimbursement and recapture	1.10%	1.10	%(G)
Net investment income (loss) to average net assets (C)	0.96%	0.97	%(G)
Portfolio turnover rate (H)	25%	3%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.45	$9.46	$9.38		$10.48	$10.16
Investment operations:
Net investment income (loss) (A) (B)	0.32	0.32	0.36	(C)	0.39	0.38
Net realized and unrealized gain (loss)	(0.54)	0.06	0.32		(0.87)	0.26
Total investment operations	(0.22)	0.38	0.68		(0.48)	0.64
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.32)	(0.33)		(0.45)	(0.32)
Net realized gains	—	—	(0.20)		(0.17)	—
Return of capital	(0.08)	(0.07)	(0.07)		—	—
Total dividends and/or distributions to shareholders	(0.40)	(0.39)	(0.60)		(0.62)	(0.32)
Net asset value, end of year	$8.83	$9.45	$9.46		$9.38	$10.48
Total return (D)	(2.38)%	4.12%	7.79%		(4.78)%	6.39%
Ratio and supplemental data:
Net assets end of year (000’s)	$68,424	$97,964	$122,240		$175,092	$259,348
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.93%	0.89%	0.89%		0.89%	0.89%
Including waiver and/or reimbursement and recapture	0.92%	0.89%	0.88	%(C)	0.89%	0.87%
Net investment income (loss) to average net assets (B)	3.48%	3.41%	3.89	%(C)	3.84%	3.63%
Portfolio turnover rate (F)	23%	9%	27%		159%	102%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.41	$9.42	$9.34		$10.44	$10.12
Investment operations:
Net investment income (loss) (A) (B)	0.26	0.25	0.28	(C)	0.31	0.29
Net realized and unrealized gain (loss)	(0.54)	0.06	0.33		(0.87)	0.27
Total investment operations	(0.28)	0.31	0.61		(0.56)	0.56
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.26)	(0.28)		(0.37)	(0.24)
Net realized gains	—	—	(0.20)		(0.17)	—
Return of capital	(0.07)	(0.06)	(0.05)		—	—
Total dividends and/or distributions to shareholders	(0.34)	(0.32)	(0.53)		(0.54)	(0.24)
Net asset value, end of year	$8.79	$9.41	$9.42		$9.34	$10.44
Total return (D)	(3.07)%	3.34%	7.00%		(5.53)%	5.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$108,855	$161,999	$210,600		$289,060	$400,142
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.69%	1.65%	1.65%		1.65%	1.63%
Including waiver and/or reimbursement and recapture	1.67%	1.65%	1.64	%(C)	1.65%	1.63%
Net investment income (loss) to average net assets (B)	2.77%	2.68%	3.11	%(C)	3.09%	2.86%
Portfolio turnover rate (F)	23%	9%	27%		159%	102%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.45	$9.46	$9.38		$10.48	$10.16
Investment operations:
Net investment income (loss) (A) (B)	0.35	0.35	0.39	(C)	0.41	0.40
Net realized and unrealized gain (loss)	(0.53)	0.06	0.31		(0.87)	0.26
Total investment operations	(0.18)	0.41	0.70		(0.46)	0.66
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.34)	(0.35)		(0.47)	(0.34)
Net realized gains	—	—	(0.20)		(0.17)	—
Return of capital	(0.09)	(0.08)	(0.07)		—	—
Total dividends and/or distributions to shareholders	(0.43)	(0.42)	(0.62)		(0.64)	(0.34)
Net asset value, end of year	$8.84	$9.45	$9.46		$9.38	$10.48
Total return	(2.04)%	4.37%	8.06%		(4.56)%	6.64%
Ratio and supplemental data:
Net assets end of year (000’s)	$43,330	$66,235	$83,297		$144,733	$242,703
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.68%	0.66%	0.65%		0.66%	0.64%
Including waiver and/or reimbursement and recapture	0.67%	0.66%	0.64	%(C)	0.66%	0.64%
Net investment income (loss) to average net assets (B)	3.78%	3.66%	4.25	%(C)	4.05%	3.83%
Portfolio turnover rate (E)	23%	9%	27%		159%	102%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Dynamic Income
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.47	$9.46
Investment operations:
Net investment income (loss) (B) (C)	0.31	0.15
Net realized and unrealized gain (loss)	(0.51)	0.11
Total investment operations	(0.20)	0.26
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.20)
Return of capital	(0.08)	(0.05)
Total dividends and/or distributions to shareholders	(0.41)	(0.25)
Net asset value, end of period/year	$8.86	$9.47
Total return (D)	(2.28)%	2.84	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$10
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.83%	0.80	%(G)
Including waiver and/or reimbursement and recapture	0.83%	0.80	%(G)
Net investment income (loss) to average net assets (C)	3.36%	2.52	%(G)
Portfolio turnover rate (H)	23%	9%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Dynamic Income
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.45	$9.48
Investment operations:
Net investment income (loss) (B) (C)	0.32	0.16
Net realized and unrealized gain (loss)	(0.51)	0.08
Total investment operations	(0.19)	0.24
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.22)
Return of capital	(0.09)	(0.05)
Total dividends and/or distributions to shareholders	(0.42)	(0.27)
Net asset value, end of period/year	$8.84	$9.45
Total return	(2.05)%	2.59	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$10
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.79%	0.77	%(F)
Including waiver and/or reimbursement and recapture	0.67%	0.67	%(F)
Net investment income (loss) to average net assets (C)	3.52%	2.50	%(F)
Portfolio turnover rate (G)	23%	9%

(A)	Commenced operations on March 3, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$10.92	$10.50	$9.70		$10.75	$10.83
Investment operations:
Net investment income (loss) (A)	0.51	0.55	0.63	(B)	0.60	0.61
Net realized and unrealized gain (loss)	(1.23)	0.38	0.49		(1.26)	(0.11)
Total investment operations	(0.72)	0.93	1.12		(0.66)	0.50
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.51)	(0.30)		(0.39)	(0.58)
Return of capital	(0.03)	—	(0.02)		—	—
Total dividends and/or distributions to shareholders	(0.35)	(0.51)	(0.32)		(0.39)	(0.58)
Net asset value, end of year	$9.85	$10.92	$10.50		$9.70	$10.75
Total return (C)	(6.65)%	8.96%	11.86%		(6.30)%	4.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$15,294	$21,804	$35,765		$59,093	$81,684
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.12%	1.15%		1.11%	1.18%
Including waiver and/or reimbursement and recapture	1.12%	1.12%	1.15	%(B)	1.11%	1.18%
Net investment income (loss) to average net assets	4.81%	5.20%	6.39	%(B)	5.94%	5.68%
Portfolio turnover rate	221%	247%	257%		237%	321%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$10.85	$10.43	$9.66		$10.72	$10.80
Investment operations:
Net investment income (loss) (A)	0.42	0.48	0.55	(B)	0.53	0.54
Net realized and unrealized gain (loss)	(1.22)	0.36	0.49		(1.26)	(0.11)
Total investment operations	(0.80)	0.84	1.04		(0.73)	0.43
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.42)	(0.25)		(0.33)	(0.51)
Return of capital	(0.03)	—	(0.02)		—	—
Total dividends and/or distributions to shareholders	(0.29)	(0.42)	(0.27)		(0.33)	(0.51)
Net asset value, end of year	$9.76	$10.85	$10.43		$9.66	$10.72
Total return (C)	(7.36)%	8.26%	11.01%		(7.02)%	4.12%
Ratio and supplemental data:
Net assets end of year (000’s)	$10,089	$14,023	$14,363		$17,462	$27,202
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.88%	1.87%	1.89%		1.84%	1.84%
Including waiver and/or reimbursement and recapture	1.88%	1.87%	1.88	%(B)	1.84%	1.84%
Net investment income (loss) to average net assets	4.03%	4.53%	5.56	%(B)	5.23%	5.02%
Portfolio turnover rate	221%	247%	257%		237%	321%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$10.95	$10.52	$9.72		$10.78	$10.85
Investment operations:
Net investment income (loss) (A)	0.54	0.60	0.66	(B)	0.64	0.65
Net realized and unrealized gain (loss)	(1.24)	0.37	0.49		(1.27)	(0.10)
Total investment operations	(0.70)	0.97	1.15		(0.63)	0.55
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.54)	(0.33)		(0.43)	(0.62)
Return of capital	(0.04)	—	(0.02)		—	—
Total dividends and/or distributions to shareholders	(0.37)	(0.54)	(0.35)		(0.43)	(0.62)
Net asset value, end of year	$9.88	$10.95	$10.52		$9.72	$10.78
Total return	(6.36)%	9.33%	12.27%		(6.03)%	5.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$481,999	$682,535	$618,258		$581,888	$340,068
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.82%	0.82%		0.81%	0.81%
Including waiver and/or reimbursement and recapture	0.82%	0.82%	0.82	%(B)	0.81%	0.81%
Net investment income (loss) to average net assets	5.12%	5.62%	6.60	%(B)	6.39%	6.00%
Portfolio turnover rate	221%	247%	257%		237%	321%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$10.95	$10.52	$9.72		$10.78	$10.85
Investment operations:
Net investment income (loss) (A)	0.55	0.62	0.65	(B)	0.64	0.66
Net realized and unrealized gain (loss)	(1.23)	0.36	0.51		(1.26)	(0.10)
Total investment operations	(0.68)	0.98	1.16		(0.62)	0.56
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.55)	(0.33)		(0.44)	(0.63)
Return of capital	(0.04)	—	(0.03)		—	—
Total dividends and/or distributions to shareholders	(0.38)	(0.55)	(0.36)		(0.44)	(0.63)
Net asset value, end of year	$9.89	$10.95	$10.52		$9.72	$10.78
Total return	(6.21)%	9.44%	12.25%		(5.86)%	5.39%
Ratio and supplemental data:
Net assets end of year (000’s)	$161,794	$214,450	$169,122		$60,406	$143,512
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.72%	0.72%		0.70%	0.71%
Including waiver and/or reimbursement and recapture	0.73%	0.72%	0.72	%(B)	0.70%	0.71%
Net investment income (loss) to average net assets	5.21%	5.83%	6.48	%(B)	6.29%	6.16%
Portfolio turnover rate	221%	247%	257%		237%	321%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Debt
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.94	$10.52	$9.71		$10.37
Investment operations:
Net investment income (loss) (B)	0.58	0.64	0.66	(C)	0.28
Net realized and unrealized gain (loss)	(1.26)	0.33	0.51		(0.66)
Total investment operations	(0.68)	0.97	1.17		(0.38)
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.55)	(0.33)		(0.28)
Return of capital	(0.04)	—	(0.03)		—
Total dividends and/or distributions to shareholders	(0.38)	(0.55)	(0.36)		(0.28)
Net asset value, end of period/year	$9.88	$10.94	$10.52		$9.71
Total return	(6.30)%	9.45%	12.36%		(3.71	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,512	$6,933	$87		$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.72%	0.72%		0.71	%(E)
Including waiver and/or reimbursement and recapture	0.73%	0.72%	0.72	%(C)	0.71	%(E)
Net investment income (loss) to average net assets	5.50%	5.87%	6.62	%(C)	6.66	%(E)
Portfolio turnover rate	221%	247%	257%		237%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Emerging Markets Debt
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.02	$10.62
Investment operations:
Net investment income (loss) (B)	0.55	0.38
Net realized and unrealized gain (loss)	(1.26)	0.32
Total investment operations	(0.71)	0.70
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.30)
Return of capital	(0.03)	—
Total dividends and/or distributions to shareholders	(0.36)	(0.30)
Net asset value, end of period/year	$9.95	$11.02
Total return (C)	(6.51)%	6.64	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$11
Expenses to average net assets	0.96%	0.96	%(E)
Net investment income (loss) to average net assets	5.24%	5.58	%(E)
Portfolio turnover rate	221%	247%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Emerging Markets Debt
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.07	$10.20
Investment operations:
Net investment income (loss) (B)	0.55	0.57
Net realized and unrealized gain (loss)	(1.25)	0.72
Total investment operations	(0.70)	1.29
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.42)
Return of capital	(0.04)	—
Total dividends and/or distributions to shareholders	(0.37)	(0.42)
Net asset value, end of period/year	$10.00	$11.07
Total return	(6.43)%	12.71	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$32	$11
Expenses to average net assets	0.93%	0.92	%(D)
Net investment income (loss) to average net assets	5.28%	6.01	%(D)
Portfolio turnover rate	221%	247%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class A
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.01		$8.83	$8.50		$10.25	$10.40
Investment operations:
Net investment income (loss) (A)	0.07	(B)	0.12	0.07	(C)	0.06	0.11
Net realized and unrealized gain (loss)	(1.75)		2.20	0.34		(1.70)	(0.16)
Total investment operations	(1.68)		2.32	0.41		(1.64)	(0.05)
Dividends and/or distributions to shareholders:
Net investment income	(0.08)		(0.14)	(0.08)		(0.11)	(0.10)
Net asset value, end of year	$9.25		$11.01	$8.83		$8.50	$10.25
Total return (D)	(15.32)%		26.75%	4.88%		(16.17)%	(0.40)%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,331		$10,421	$2,368		$1,669	$1,495
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.53	%(E)	1.59%	1.73%		1.60%	1.62%
Including waiver and/or reimbursement and recapture	1.53	%(E)	1.59%	1.72	%(C)	1.60%	1.62%
Net investment income (loss) to average net assets	0.61	%(B)	1.16%	0.87	%(C)	0.63%	1.05%
Portfolio turnover rate	75	%(F)	49%	61%		89%	69%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class C
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$10.89		$8.74	$8.41		$10.14	$10.32
Investment operations:
Net investment income (loss) (A)	0.01	(B)	0.02	0.02	(C)	0.01	0.04
Net realized and unrealized gain (loss)	(1.75)		2.22	0.34		(1.70)	(0.15)
Total investment operations	(1.74)		2.24	0.36		(1.69)	(0.11)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(D)	(0.09)	(0.03)		(0.04)	(0.07)
Net asset value, end of year	$9.15		$10.89	$8.74		$8.41	$10.14
Total return (E)	(15.95)%		25.97%	4.28%		(16.73)%	(1.05)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,625		$2,552	$1,846		$1,882	$1,424
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.23	%(F)	2.28%	2.33%		2.28%	2.29%
Including waiver and/or reimbursement and recapture	2.23	%(F)	2.28%	2.32	%(C)	2.28%	2.29%
Net investment income (loss) to average net assets	0.09	%(B)	0.23%	0.23	%(C)	0.08%	0.36%
Portfolio turnover rate	75	%(G)	49%	61%		89%	69%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class I
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.07		$8.88	$8.55		$10.30	$10.43
Investment operations:
Net investment income (loss) (A)	0.13	(B)	0.17	0.08	(C)	0.10	0.12
Net realized and unrealized gain (loss)	(1.77)		2.19	0.36		(1.72)	(0.13)
Total investment operations	(1.64)		2.36	0.44		(1.62)	(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.17)	(0.11)		(0.13)	(0.12)
Net asset value, end of year	$9.32		$11.07	$8.88		$8.55	$10.30
Total return	(15.01)%		27.20%	5.30%		(15.89)%	(0.04)%
Ratio and supplemental data:
Net assets end of year (000’s)	$6,653		$8,072	$476		$1,281	$1,147
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20	%(D)	1.27%	1.31%		1.25%	1.29%
Including waiver and/or reimbursement and recapture	1.20	%(D)	1.27%	1.31	%(C)	1.25%	1.29%
Net investment income (loss) to average net assets	1.20	%(B)	1.64%	1.04	%(C)	1.01%	1.22%
Portfolio turnover rate	75	%(E)	49%	61%		89%	69%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class I2
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.08		$8.89	$8.56		$10.30	$10.44
Investment operations:
Net investment income (loss) (A)	0.19	(B)	0.13	0.12	(C)	0.12	0.15
Net realized and unrealized gain (loss)	(1.83)		2.24	0.33		(1.72)	(0.16)
Total investment operations	(1.64)		2.37	0.45		(1.60)	(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.18)	(0.12)		(0.14)	(0.13)
Net asset value, end of year	$9.33		$11.08	$8.89		$8.56	$10.30
Total return	(14.94)%		27.35%	5.41%		(15.74)%	(0.02)%
Ratio and supplemental data:
Net assets end of year (000’s)	$847,486		$217,617	$146,458		$270,402	$241,658
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.10	%(D)	1.17%	1.19%		1.14%	1.17%
Including waiver and/or reimbursement and recapture	1.10	%(D)	1.17%	1.18	%(C)	1.14%	1.17%
Net investment income (loss) to average net assets	1.83	%(B)	1.37%	1.46	%(C)	1.26%	1.44%
Portfolio turnover rate	75	%(E)	49%	61%		89%	69%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Emerging Markets Equity
	Class T1
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.02		$9.50
Investment operations:
Net investment income (loss) (B)	0.11	(C)	0.10
Net realized and unrealized gain (loss)	(1.77)		1.42
Total investment operations	(1.66)		1.52
Dividends and/or distributions to shareholders:
Net investment income	(0.07)		—
Net asset value, end of period/year	$9.29		$11.02
Total return (D)	(15.18)%		16.00	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10		$12
Expenses to average net assets	1.34	%(F)	1.41	%(G)
Net investment income (loss) to average net assets	1.03	%(C)	1.59	%(G)
Portfolio turnover rate	75	%(H)	49%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Emerging Markets Equity
	Advisor Class
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.28		$8.38
Investment operations:
Net investment income (loss) (B)	0.12	(C)	0.12
Net realized and unrealized gain (loss)	(1.81)		2.79
Total investment operations	(1.69)		2.91
Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.01)
Net asset value, end of period/year	$9.50		$11.28
Total return	(15.09)%		34.72	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11		$13
Expenses to average net assets	1.30	%(E)	1.36	%(F)
Net investment income (loss) to average net assets	1.07	%(C)	1.34	%(F)
Portfolio turnover rate	75	%(G)	49%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Event Driven
	Class I
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.46	$9.78
Investment operations:
Net investment income (loss) (B) (C)	(0.02)	0.10
Net realized and unrealized gain (loss)	0.08	0.60
Total investment operations	0.06	0.70
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.02)
Net asset value, end of period/year	$10.36	$10.46
Total return	0.57%	7.19	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$706	$60
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.69%	1.81	%(F)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.49%	1.44	%(F)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees from borrowings from securities sold short	1.35%	1.38	%(F)
Net investment income (loss) to average net assets (C)	(0.15)%	1.03	%(F)
Portfolio turnover rate (G)	514%	633%

(A)	Commenced operations on November 11, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report. Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Event Driven
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.31	$9.83	$9.66		$10.00
Investment operations:
Net investment income (loss) (B) (C)	(0.04)	0.16	0.15	(D)	(0.03	)(E)
Net realized and unrealized gain (loss)	0.11	0.48	0.04	(F)	(0.31	)(E)
Total investment operations	0.07	0.64	0.19		(0.34)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.16)	(0.02)		—
Net asset value, end of period/year	$10.22	$10.31	$9.83		$9.66
Total return	0.68%	6.55%	1.98%		(3.30	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$116,012	$90,175	$97,399		$125,039
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.68%	1.76%	2.57%		2.96	%(E)(I)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.60%	1.62%	2.53	%(D)	2.77	%(E)(I)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees from borrowings from securities sold short	1.35%	1.45%	1.73	%(D)	1.66	%(I)
Net investment income (loss) to average net assets (C)	(0.40)%	1.55%	1.62	%(D)	(0.44	)%(E)(I)
Portfolio turnover rate (J)	514%	633%	579%		305	%(G)

(A)	Commenced operations on March 31, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Reclassified fees for borrowings from securities sold short from net realized gain (loss) to expenses. Please reference the Reclassification section of the Notes to Financial Statements for additional information.
(F)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Event Driven
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.47	$10.07
Investment operations:
Net investment income (loss) (B) (C)	(0.03)	0.11
Net realized and unrealized gain (loss)	0.09	0.30
Total investment operations	0.06	0.41
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.01)
Net asset value, end of period/year	$10.37	$10.47
Total return	0.57%	4.04	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$16	$10
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.82%	1.91	%(F)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.55%	1.58	%(F)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees from borrowings from securities sold short	1.35%	1.42	%(F)
Net investment income (loss) to average net assets (C)	(0.29)%	1.22	%(F)
Portfolio turnover rate (G)	514%	633%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.97	$9.95	$9.82		$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.42	0.38	0.40	(D)	0.34	0.31
Net realized and unrealized gain (loss)	(0.10)	0.03	0.12		(0.08)	(0.10)
Total investment operations	0.32	0.41	0.52		0.26	0.21
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.39)	(0.39)		(0.35)	(0.29)
Net realized gains	—	—	—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.42)	(0.39)	(0.39)		(0.36)	(0.29)
Net asset value, end of year	$9.87	$9.97	$9.95		$9.82	$9.92
Total return (E)	3.32%	4.14%	5.50%		2.73%	2.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$37,011	$38,312	$6,327		$3,360	$633
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.07%	1.08%	1.11%		1.11%	1.21%
Including waiver and/or reimbursement and recapture	1.05%	1.05%	1.05	%(D)	1.05%	1.06%
Net investment income (loss) to average net assets (C)	4.22%	3.79%	4.05	%(D)	3.46%	3.08%
Portfolio turnover rate (G)	54%	55%	50%		41%	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.97	$9.95	$9.82		$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.35	0.30	0.32	(D)	0.27	0.24
Net realized and unrealized gain (loss)	(0.10)	0.04	0.13		(0.08)	(0.10)
Total investment operations	0.25	0.34	0.45		0.19	0.14
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.32)	(0.32)		(0.28)	(0.22)
Net realized gains	—	—	—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.35)	(0.32)	(0.32)		(0.29)	(0.22)
Net asset value, end of year	$9.87	$9.97	$9.95		$9.82	$9.92
Total return (E)	2.55%	3.36%	4.70%		1.98%	1.43%
Ratio and supplemental data:
Net assets end of year (000’s)	$22,412	$17,549	$6,669		$2,904	$1,672
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.83%	1.83%	1.84%		1.86%	1.97%
Including waiver and/or reimbursement and recapture	1.80%	1.80%	1.80	%(D)	1.80%	1.80%
Net investment income (loss) to average net assets (C)	3.50%	3.05%	3.30	%(D)	2.78%	2.45%
Portfolio turnover rate (G)	54%	55%	50%		41%	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.94	$9.92	$9.79		$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.45	0.40	0.41	(D)	0.35	0.33
Net realized and unrealized gain (loss)	(0.10)	0.04	0.14		(0.09)	(0.09)
Total investment operations	0.35	0.44	0.55		0.26	0.24
Dividends and/or distributions to shareholders:
Net investment income	(0.45)	(0.42)	(0.42)		(0.38)	(0.32)
Net realized gains	—	—	—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.45)	(0.42)	(0.42)		(0.39)	(0.32)
Net asset value, end of year	$9.84	$9.94	$9.92		$9.79	$9.92
Total return	3.57%	4.40%	5.75%		2.66%	2.45%
Ratio and supplemental data:
Net assets end of year (000’s)	$187,447	$72,316	$13,061		$787	$412
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.85%	0.85%	0.85%		0.87%	0.97%
Including waiver and/or reimbursement and recapture	0.80%	0.80%	0.80	%(D)	0.80%	0.80%
Net investment income (loss) to average net assets (C)	4.56%	4.02%	4.21	%(D)	3.57%	3.27%
Portfolio turnover rate (F)	54%	55%	50%		41%	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.97	$9.95	$9.82		$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.45	0.41	0.42	(D)	0.38	0.34
Net realized and unrealized gain (loss)	(0.09)	0.03	0.13		(0.09)	(0.10)
Total investment operations	0.36	0.44	0.55		0.29	0.24
Dividends and/or distributions to shareholders:
Net investment income	(0.46)	(0.42)	(0.42)		(0.38)	(0.32)
Net realized gains	—	—	—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.46)	(0.42)	(0.42)		(0.39)	(0.32)
Net asset value, end of year	$9.87	$9.97	$9.95		$9.82	$9.92
Total return	3.64%	4.45%	5.81%		2.99%	2.47%
Ratio and supplemental data:
Net assets end of year (000’s)	$473,047	$512,061	$374,908		$336,546	$213,481
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.75%		0.77%	0.87%
Including waiver and/or reimbursement and recapture	0.75%	0.75%	0.75	%(D)(F)	0.80%	0.80%
Net investment income (loss) to average net assets (C)	4.54%	4.12%	4.32	%(D)	3.79%	3.37%
Portfolio turnover rate (G)	54%	55%	50%		41%	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Floating Rate
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.97	$9.99
Investment operations:
Net investment income (loss) (B) (C)	0.42	0.24
Net realized and unrealized gain (loss)	(0.09)	(0.02	)(D)
Total investment operations	0.33	0.22
Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.24)
Net asset value, end of period/year	$9.87	$9.97
Total return (F)	3.39%	2.20	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$10
Expenses to average net assets (G)
Expenses to average net assets	0.99%	1.00	%(H)
Net investment income (loss) to average net assets (C)	4.24%	3.73	%(H)
Portfolio turnover rate (I)	54%	55%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class A
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014
Net asset value, beginning of year	$13.58		$11.14	$11.15		$11.08		$10.96
Investment operations:
Net investment income (loss) (A)	0.05	(B)	0.08	0.08	(C)	0.05	(B)	0.18	(B)
Net realized and unrealized gain (loss)	(0.20)		2.64	(0.09)		0.02		0.10
Total investment operations	(0.15)		2.72	(0.01)		0.07		0.28
Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.28)	—		—		(0.16)
Net asset value, end of year	$13.17		$13.58	$11.14		$11.15		$11.08
Total return (D)	(1.18)%		24.92%	(0.09)%		0.63%		2.54%
Ratio and supplemental data:
Net assets end of year (000’s)	$51,912		$42,264	$39,699		$48,311		$56,663
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.45	%(E)	1.49%	1.39%		1.36	%(E)	0.75	%(E)
Including waiver and/or reimbursement and recapture	1.35	%(E)	1.35%	1.34	%(C)	1.35	%(E)	0.74	%(E)
Net investment income (loss) to average net assets	0.35	%(B)	0.68%	0.74	%(C)	0.46	%(B)	1.64	%(B)
Portfolio turnover rate	36	%(F)	38%	63%		51	%(F)	150	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class B
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014
Net asset value, beginning of year	$13.33		$10.90	$10.99		$11.00		$10.89
Investment operations:
Net investment income (loss) (A)	(0.07	)(B)	(0.01)	0.00	(C)(D)	(0.03	)(B)	0.10	(B)
Net realized and unrealized gain (loss)	(0.18)		2.59	(0.09)		0.02		0.08
Total investment operations	(0.25)		2.58	(0.09)		(0.01)		0.18
Dividends and/or distributions to shareholders:
Net investment income	(0.10)		(0.15)	—		—		(0.07)
Net asset value, end of year	$12.98		$13.33	$10.90		$10.99		$11.00
Total return (E)	(1.91)%		23.96%	(0.82)%		(0.09)%		1.64%
Ratio and supplemental data:
Net assets end of year (000’s)	$187		$910	$1,642		$3,380		$6,460
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.63	%(F)	2.44%	2.31%		2.27	%(F)	1.63	%(F)
Including waiver and/or reimbursement and recapture	2.10	%(F)	2.10%	2.09	%(D)	2.10	%(F)	1.53	%(F)
Net investment income (loss) to average net assets	(0.52	)%(B)	(0.08)%	0.03	%(D)	(0.28	)%(B)	0.95	%(B)
Portfolio turnover rate	36	%(G)	38%	63%		51	%(G)	150	%(G)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the initial sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class C
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014
Net asset value, beginning of year	$13.27		$10.89	$10.98		$10.99		$10.88
Investment operations:
Net investment income (loss) (A)	(0.06	)(B)	(0.01)	0.00	(C)(D)	(0.03	)(B)	0.09	(B)
Net realized and unrealized gain (loss)	(0.19)		2.58	(0.09)		0.02		0.10
Total investment operations	(0.25)		2.57	(0.09)		(0.01)		0.19
Dividends and/or distributions to shareholders:
Net investment income	(0.15)		(0.19)	—		—		(0.08)
Net asset value, end of year	$12.87		$13.27	$10.89		$10.98		$10.99
Total return (E)	(1.91)%		23.90%	(0.82)%		(0.09)%		1.73%
Ratio and supplemental data:
Net assets end of year (000’s)	$20,289		$44,450	$48,720		$61,427		$74,772
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.18	%(F)	2.21%	2.13%		2.10	%(F)	1.49	%(F)
Including waiver and/or reimbursement and recapture	2.10	%(F)	2.10%	2.09	%(D)	2.10	%(F)(G)	1.47	%(F)
Net investment income (loss) to average net assets	(0.41	)%(B)	(0.07)%	(0.01	)%(D)	(0.29	)%(B)	0.87	%(B)
Portfolio turnover rate	36	%(H)	38%	63%		51	%(H)	150	%(H)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class I
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014
Net asset value, beginning of year	$13.61		$11.19	$11.17		$11.06		$10.96
Investment operations:
Net investment income (loss) (A)	0.08	(B)	0.11	0.11	(C)	0.09	(B)	0.21	(B)
Net realized and unrealized gain (loss)	(0.20)		2.64	(0.08)		0.02		0.09
Total investment operations	(0.12)		2.75	0.03		0.11		0.30
Dividends and/or distributions to shareholders:
Net investment income	(0.29)		(0.33)	(0.01)		—		(0.20)
Net asset value, end of year	$13.20		$13.61	$11.19		$11.17		$11.06
Total return	(0.94)%		25.20%	0.24%		0.99%		2.75%
Ratio and supplemental data:
Net assets end of year (000’s)	$32,283		$34,572	$28,605		$37,576		$33,329
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12	%(D)	1.14%	1.04%		1.03	%(D)	0.46	%(D)
Including waiver and/or reimbursement and recapture	1.10	%(D)	1.10%	1.02	%(C)	1.04	%(D)	0.44	%(D)
Net investment income (loss) to average net assets	0.59	%(B)	0.93%	1.04	%(C)	0.78	%(B)	1.88	%(B)
Portfolio turnover rate	36	%(E)	38%	63%		51	%(E)	150	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Global Equity
	Class R6
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$13.62		$11.22	$11.18		$11.63
Investment operations:
Net investment income (loss) (B)	0.10	(C)	0.13	0.09	(D)	0.03	(C)
Net realized and unrealized gain (loss)	(0.20)		2.63	(0.05)		(0.48	)(E)
Total investment operations	(0.10)		2.76	0.04		(0.45)
Dividends and/or distributions to shareholders:
Net investment income	(0.30)		(0.36)	(0.00	)(F)	—
Net asset value, end of period/year	$13.22		$13.62	$11.22		$11.18
Total return	(0.80)%		25.19%	0.36%		(3.87	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$949		$1,114	$140		$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02	%(I)	1.04%	0.95%		0.93	%(H)(I)
Including waiver and/or reimbursement and recapture	1.02	%(I)	1.04%	0.94	%(D)	0.93	%(H)(I)
Net investment income (loss) to average net assets	0.70	%(C)	1.01%	0.82	%(D)	0.61	%(C)(H)
Portfolio turnover rate	36	%(J)	38%	63%		51	%(J)

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Annualized.
(I)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Global Equity
	Class T1
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$13.58		$11.97
Investment operations:
Net investment income (loss) (B)	0.06	(C)	0.08
Net realized and unrealized gain (loss)	(0.20)		1.53
Total investment operations	(0.14)		1.61
Dividends and/or distributions to shareholders:
Net investment income	(0.21)		—
Net asset value, end of period/year	$13.23		$13.58
Total return (D)	(1.07)%		13.45	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11		$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.26	%(G)	1.28	%(F)
Including waiver and/or reimbursement and recapture	1.26	%(G)	1.28	%(F)
Net investment income (loss) to average net assets	0.44	%(C)	0.96	%(F)
Portfolio turnover rate	36	%(H)	38%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Global Equity
	Advisor Class
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$13.99		$11.52
Investment operations:
Net investment income (loss) (B)	0.09	(C)	0.12
Net realized and unrealized gain (loss)	(0.20)		2.36
Total investment operations	(0.11)		2.48
Dividends and/or distributions to shareholders:
Net investment income	(0.29)		(0.01)
Net asset value, end of period/year	$13.59		$13.99
Total return	(0.85)%		21.59	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$12		$12
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.22	%(F)	1.23	%(E)
Including waiver and/or reimbursement and recapture	1.10	%(F)	1.10	%(E)
Net investment income (loss) to average net assets	0.60	%(C)	1.06	%(E)
Portfolio turnover rate	36	%(G)	38%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class A
	October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)	0.00	(B)(C)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (D)	0.46%		0.01%		0.01%		0.01%		0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$171,707		$191,477		$192,607		$105,532		$100,310
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68%		0.78%		0.87%		1.07%		1.09%
Including waiver and/or reimbursement and recapture (E)	1.25%		0.82%		0.43	%(C)	0.27%		0.22%
Net investment income (loss) to average net assets	0.44%		0.01%		0.01	%(C)	0.00	%(F)	0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Transamerica Asset Management, Inc. and/or its affiliates have voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. is entitled to recapture such amounts in certain circumstances, and amounts have been so recaptured. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(F)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class B
	October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)	0.00	(B)(C)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (D)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$449		$764		$1,383		$2,418		$3,820
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.84%		1.80%		1.79%		1.83%		1.86%
Including waiver and/or reimbursement and recapture (E)	1.66%		0.79%		0.43	%(C)	0.26%		0.22%
Net investment income (loss) to average net assets	0.01%		0.01%		0.01	%(C)	0.01%		0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Transamerica Asset Management, Inc. and/or its affiliates have voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. is entitled to recapture such amounts in certain circumstances, and amounts have been so recaptured. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class C
	October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)	0.00	(B)(C)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (D)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,477		$19,707		$22,189		$21,500		$24,180
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.46%		1.56%		1.61%		1.68%		1.67%
Including waiver and/or reimbursement and recapture (E)	1.69%		0.81%		0.43	%(C)	0.27%		0.22%
Net investment income (loss) to average net assets	0.01%		0.01%		0.01	%(C)	0.00	%(F)	0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Transamerica Asset Management, Inc. and/or its affiliates have voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. is entitled to recapture such amounts in certain circumstances, and amounts have been so recaptured. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(F)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I
	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.01	0.00	(B)	0.00	(B)(C)	0.00	(B)	0.00	(B)
Total investment operations	0.01	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00
Total return	0.95%	0.01%		0.01%		0.02%		0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$21,281	$21,578		$21,185		$18,529		$19,325
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52%	0.62%		0.69%		0.78%		0.77%
Including waiver and/or reimbursement and recapture (D)	0.76%	0.82%		0.43	%(C)	0.26%		0.21%
Net investment income (loss) to average net assets	0.94%	0.01%		0.01	%(C)	0.01%		0.02%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Transamerica Asset Management, Inc. and/or its affiliates have voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. is entitled to recapture such amounts in certain circumstances, and amounts have been so recaptured. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I2
	October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)	0.00	(B)(C)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.01%		0.01%		0.01%		0.02%		0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,017		$7,850		$11,954		$35,245		$31,522
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.32%		0.43%		0.48%		0.54%		0.53%
Including waiver and/or reimbursement and recapture (D)	1.64%		0.79%		0.43	%(C)	0.26%		0.21%
Net investment income (loss) to average net assets	0.00	%(B)	0.01%		0.01	%(C)	0.01%		0.02%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Transamerica Asset Management, Inc. and/or its affiliates have voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. is entitled to recapture such amounts in certain circumstances, and amounts have been so recaptured. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the period and year indicated:	Transamerica Government Money Market
	Class I3
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$1.00	$1.00
Investment operations:
Net investment income (loss) (B)	0.01	0.00	(C)
Total investment operations	0.01	0.00	(C)
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.00	)(C)
Net asset value, end of period/year	$1.00	$1.00
Total return	1.41%	0.34	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$106,431	$122,549
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.32%	0.40	%(E)
Including waiver and/or reimbursement and recapture (F)	0.30%	0.30	%(E)
Net investment income (loss) to average net assets	1.41%	0.86	%(E)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.
(F)	Transamerica Asset Management, Inc. and/or its affiliates have voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. is entitled to recapture such amounts in certain circumstances, and amounts have been so recaptured. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Government Money Market
	Class R2
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$1.00	$1.00
Investment operations:
Net investment income (loss) (B)	0.01	0.00	(C)
Total investment operations	0.01	0.00	(C)
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.00	)(C)
Net asset value, end of period/year	$1.00	$1.00
Total return	0.91%	0.02	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$728,262	$634,919
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	0.91	%(E)
Including waiver and/or reimbursement and recapture (F)	0.80%	0.80	%(E)
Net investment income (loss) to average net assets	0.92%	0.30	%(E)

(A)	Commenced operations on October 13, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.
(F)	Transamerica Asset Management, Inc. and/or its affiliates have voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. is entitled to recapture such amounts in certain circumstances, and amounts have been so recaptured. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the period and year indicated:	Transamerica Government Money Market
	Class R4
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$1.00	$1.00
Investment operations:
Net investment income (loss) (B)	0.01	0.00	(C)
Total investment operations	0.01	0.00	(C)
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.00	)(C)
Net asset value, end of period/year	$1.00	$1.00
Total return	1.21%	0.03	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$174,150	$190,300
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.57%	0.65	%(E)
Including waiver and/or reimbursement and recapture (F)	0.50%	0.50	%(E)
Net investment income (loss) to average net assets	1.19%	0.61	%(E)

(A)	Commenced operations on October 13, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.
(F)	Transamerica Asset Management, Inc. and/or its affiliates have voluntarily waived fees and/or reimbursed expenses in order to avoid a negative yield. Transamerica Asset Management, Inc. is entitled to recapture such amounts in certain circumstances, and amounts have been so recaptured. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Growth
	Class I2
	October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$13.85		$13.02		$15.06		$16.18	$15.89
Investment operations:
Net investment income (loss) (A)	(0.00	)(B)	(0.00	)(B)	0.00	(B)(C)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.04		3.41		(0.15)		1.69	2.50
Total investment operations	1.04		3.41		(0.15)		1.68	2.49
Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.01)		—		—	(0.00	)(B)
Net realized gains	(3.86)		(2.57)		(1.89)		(2.80)	(2.20)
Total dividends and/or distributions to shareholders	(3.87)		(2.58)		(1.89)		(2.80)	(2.20)
Net asset value, end of year	$11.02		$13.85		$13.02		$15.06	$16.18
Total return	9.17%		32.38%		(1.13)%		12.30%	17.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$185,890		$344,218		$369,391		$516,868	$529,426
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%		0.87%		0.85%		0.84%	0.84%
Including waiver and/or reimbursement and recapture	0.90%		0.87%		0.84	%(C)	0.84%	0.84%
Net investment income (loss) to average net assets	(0.03)%		(0.02)%		0.01	%(C)	(0.07)%	(0.06)%
Portfolio turnover rate	42%		50%		36%		33%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Growth
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$13.85	$13.02	$15.06		$14.59
Investment operations:
Net investment income (loss) (B)	(0.01)	(0.01)	(0.00	)(C)(D)	(0.02)
Net realized and unrealized gain (loss)	1.05	3.42	(0.15)		0.49
Total investment operations	1.04	3.41	(0.15)		0.47
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.01)	—		—
Net realized gains	(3.86)	(2.57)	(1.89)		—
Total dividends and/or distributions to shareholders	(3.87)	(2.58)	(1.89)		—
Net asset value, end of period/year	$11.02	$13.85	$13.02		$15.06
Total return	9.25%	32.29%	(1.13)%		3.22	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$13,351	$8,586	$2,287		$52
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%	0.87%	0.85%		0.84	%(F)
Including waiver and/or reimbursement and recapture	0.90%	0.87%	0.83	%(C)	0.84	%(F)
Net investment income (loss) to average net assets	(0.04)%	(0.05)%	(0.03	)%(C)	(0.31	)%(F)
Portfolio turnover rate	42%	50%	36%		33%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica High Quality Bond
	Class I3
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.97	$10.00
Investment operations:
Net investment income (loss) (B)	0.21	0.09
Net realized and unrealized gain (loss)	(0.15)	(0.04)
Total investment operations	0.06	0.05
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.08)
Net asset value, end of period/year	$9.79	$9.97
Total return	0.57%	0.51	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$231,291	$242,577
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.44%	0.48	%(D)
Including waiver and/or reimbursement and recapture	0.40%	0.40	%(D)
Net investment income (loss) to average net assets	2.16%	1.63	%(D)
Portfolio turnover rate	120%	31	%(C)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica High Quality Bond
	Class R
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$9.99		$10.00
Investment operations:
Net investment income (loss) (B)	0.16		0.06
Net realized and unrealized gain (loss)	(0.15)		(0.03)
Total investment operations	0.01		0.03
Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.04)
Net asset value, end of period/year	$9.82		$9.99
Total return	0.14%		0.32	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$13,520		$19,443
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%		0.97	%(D)
Including waiver and/or reimbursement and recapture	0.90	%(E)	0.97	%(D)
Net investment income (loss) to average net assets	1.60%		1.03	%(D)
Portfolio turnover rate	120%		31	%(C)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Quality Bond
	Class R4
	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of period/years	$9.97	$9.98		$10.03		$10.17	$10.29	$10.49
Investment operations:
Net investment income (loss) (D)	0.19	0.11		0.14		0.10	0.13	0.16
Net realized and unrealized gain (loss)	(0.16)	0.01	(E)	(0.01)		(0.06)	(0.07)	(0.14)
Total investment operations	0.03	0.12		0.13		0.04	0.06	0.02
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.13)		(0.18)		(0.18)	(0.18)	(0.22)
Net asset value, end of period/years	$9.79	$9.97		$9.98		$10.03	$10.17	$10.29
Total return	0.31%	1.13	%(F)	1.31%		0.38%	0.55%	0.19%
Ratio and supplemental data:
Net assets end of period/years (000’s)	$37,838	$40,216		$56,312		$57,227	$58,080	$64,958
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.75	%(G)	0.78%		0.76%	0.77%	0.75%
Including waiver and/or reimbursement and recapture	0.65%	0.66	%(G)(H)	0.64	%(I)	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets	1.89%	1.33	%(G)	1.34%		1.01%	1.21%	1.56%
Portfolio turnover rate	120%	31	%(F)	92%		70%	92%	77%

(A)	Transamerica Partners Institutional High Quality Bond reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional High Quality Bond, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 1.01-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Annualized.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.34	$9.06	$8.97		$9.68	$9.75
Investment operations:
Net investment income (loss) (A)	0.50	0.48	0.49	(B)	0.48	0.50
Net realized and unrealized gain (loss)	(0.49)	0.30	0.10		(0.58)	0.05
Total investment operations	0.01	0.78	0.59		(0.10)	0.55
Dividends and/or distributions to shareholders:
Net investment income	(0.49)	(0.50)	(0.50)		(0.49)	(0.49)
Net realized gains	—	—	—		(0.12)	(0.13)
Total dividends and/or distributions to shareholders	(0.49)	(0.50)	(0.50)		(0.61)	(0.62)
Net asset value, end of year	$8.86	$9.34	$9.06		$8.97	$9.68
Total return (C)	(0.20)%	8.63%	6.95%		(1.11)%	5.85%
Ratio and supplemental data:
Net assets end of year (000’s)	$87,028	$104,904	$114,761		$127,509	$135,250
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.04%	1.02%		1.00%	0.97%
Including waiver and/or reimbursement and recapture	1.00%	1.04%	1.01	%(B)	1.00%	0.97%
Net investment income (loss) to average net assets	5.45%	5.24%	5.64	%(B)	5.14%	5.10%
Portfolio turnover rate	35%	39%	49%		61%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class B
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.35	$9.07	$8.97		$9.69	$9.76
Investment operations:
Net investment income (loss) (A)	0.43	0.41	0.42	(B)	0.40	0.42
Net realized and unrealized gain (loss)	(0.53)	0.29	0.10		(0.59)	0.05
Total investment operations	(0.10)	0.70	0.52		(0.19)	0.47
Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.42)	(0.42)		(0.41)	(0.41)
Net realized gains	—	—	—		(0.12)	(0.13)
Total dividends and/or distributions to shareholders	(0.40)	(0.42)	(0.42)		(0.53)	(0.54)
Net asset value, end of year	$8.85	$9.35	$9.07		$8.97	$9.69
Total return (C)	(1.08)%	7.75%	6.18%		(2.03)%	4.99%
Ratio and supplemental data:
Net assets end of year (000’s)	$113	$1,307	$2,723		$3,977	$6,435
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.06%	1.85%	1.83%		1.80%	1.80%
Including waiver and/or reimbursement and recapture	1.75%	1.85%	1.82	%(B)	1.80%	1.80%
Net investment income (loss) to average net assets	4.63%	4.43%	4.86	%(B)	4.32%	4.28%
Portfolio turnover rate	35%	39%	49%		61%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.30	$9.02	$8.92		$9.64	$9.72
Investment operations:
Net investment income (loss) (A)	0.43	0.42	0.43	(B)	0.41	0.42
Net realized and unrealized gain (loss)	(0.50)	0.29	0.10		(0.59)	0.05
Total investment operations	(0.07)	0.71	0.53		(0.18)	0.47
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.43)	(0.43)		(0.42)	(0.42)
Net realized gains	—	—	—		(0.12)	(0.13)
Total dividends and/or distributions to shareholders	(0.42)	(0.43)	(0.43)		(0.54)	(0.55)
Net asset value, end of year	$8.81	$9.30	$9.02		$8.92	$9.64
Total return (C)	(0.88)%	7.91%	6.34%		(1.95)%	4.98%
Ratio and supplemental data:
Net assets end of year (000’s)	$31,361	$46,129	$51,787		$58,147	$69,198
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.75%	1.73%	1.74%		1.74%	1.74%
Including waiver and/or reimbursement and recapture	1.72%	1.73%	1.73	%(B)	1.74%	1.74%
Net investment income (loss) to average net assets	4.74%	4.56%	4.93	%(B)	4.41%	4.33%
Portfolio turnover rate	35%	39%	49%		61%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.40	$9.13	$9.03		$9.74	$9.82
Investment operations:
Net investment income (loss) (A)	0.52	0.52	0.52	(B)	0.51	0.52
Net realized and unrealized gain (loss)	(0.49)	0.28	0.10		(0.59)	0.05
Total investment operations	0.03	0.80	0.62		(0.08)	0.57
Dividends and/or distributions to shareholders:
Net investment income	(0.52)	(0.53)	(0.52)		(0.51)	(0.52)
Net realized gains	—	—	—		(0.12)	(0.13)
Total dividends and/or distributions to shareholders	(0.52)	(0.53)	(0.52)		(0.63)	(0.65)
Net asset value, end of year	$8.91	$9.40	$9.13		$9.03	$9.74
Total return	0.17%	8.83%	7.33%		(0.85)%	5.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$80,141	$164,626	$155,777		$127,675	$305,992
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.73%	0.73%		0.74%	0.75%
Including waiver and/or reimbursement and recapture	0.71%	0.73%	0.72	%(B)	0.74%	0.75%
Net investment income (loss) to average net assets	5.67%	5.54%	5.86	%(B)	5.32%	5.32%
Portfolio turnover rate	35%	39%	49%		61%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.43	$9.15	$9.05		$9.77	$9.84
Investment operations:
Net investment income (loss) (A)	0.54	0.53	0.53	(B)	0.52	0.53
Net realized and unrealized gain (loss)	(0.50)	0.29	0.10		(0.60)	0.06
Total investment operations	0.04	0.82	0.63		(0.08)	0.59
Dividends and/or distributions to shareholders:
Net investment income	(0.53)	(0.54)	(0.53)		(0.52)	(0.53)
Net realized gains	—	—	—		(0.12)	(0.13)
Total dividends and/or distributions to shareholders	(0.53)	(0.54)	(0.53)		(0.64)	(0.66)
Net asset value, end of year	$8.94	$9.43	$9.15		$9.05	$9.77
Total return	0.30%	9.05%	7.43%		(0.84)%	6.16%
Ratio and supplemental data:
Net assets end of year (000’s)	$472,589	$858,441	$958,137		$788,225	$806,431
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%	0.63%	0.63%		0.64%	0.65%
Including waiver and/or reimbursement and recapture	0.61%	0.63%	0.62	%(B)	0.64%	0.65%
Net investment income (loss) to average net assets	5.83%	5.65%	6.01	%(B)	5.51%	5.43%
Portfolio turnover rate	35%	39%	49%		61%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica High Yield Bond
	Class I3
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.43	$9.25
Investment operations:
Net investment income (loss) (B)	0.54	0.32
Net realized and unrealized gain (loss)	(0.50)	0.18
Total investment operations	0.04	0.50
Dividends and/or distributions to shareholders:
Net investment income	(0.54)	(0.32)
Net asset value, end of period/year	$8.93	$9.43
Total return	0.33%	5.51	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$298,604	$380,900
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%	0.63	%(D)
Including waiver and/or reimbursement and recapture	0.60%	0.60	%(D)
Net investment income (loss) to average net assets	5.85%	5.69	%(D)
Portfolio turnover rate	35%	39%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica High Yield Bond
	Class R
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.43	$9.25
Investment operations:
Net investment income (loss) (B)	0.49	0.29
Net realized and unrealized gain (loss)	(0.50)	0.19
Total investment operations	(0.01)	0.48
Dividends and/or distributions to shareholders:
Net investment income	(0.49)	(0.30)
Net asset value, end of period/year	$8.93	$9.43
Total return	(0.17)%	5.19	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$42,802	$55,724
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23%	1.14	%(D)
Including waiver and/or reimbursement and recapture	1.10%	1.10	%(D)
Net investment income (loss) to average net assets	5.35%	5.12	%(D)
Portfolio turnover rate	35%	39%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica High Yield Bond
	Class R4
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.43	$9.25
Investment operations:
Net investment income (loss) (B)	0.52	0.31
Net realized and unrealized gain (loss)	(0.51)	0.18
Total investment operations	0.01	0.49
Dividends and/or distributions to shareholders:
Net investment income	(0.51)	(0.31)
Net asset value, end of period/year	$8.93	$9.43
Total return	0.08%	5.35	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$361,071	$369,181
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	0.88	%(D)
Including waiver and/or reimbursement and recapture	0.85%	0.85	%(D)
Net investment income (loss) to average net assets	5.61%	5.43	%(D)
Portfolio turnover rate	35%	39%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.43	$9.15	$9.05		$9.56
Investment operations:
Net investment income (loss) (B)	0.54	0.54	0.52	(C)	0.22
Net realized and unrealized gain (loss)	(0.50)	0.28	0.11		(0.51)
Total investment operations	0.04	0.82	0.63		(0.29)
Dividends and/or distributions to shareholders:
Net investment income	(0.53)	(0.54)	(0.53)		(0.22)
Net asset value, end of period/year	$8.94	$9.43	$9.15		$9.05
Total return	0.29%	9.06%	7.43%		(3.04	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$29,499	$34,335	$4,086		$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%	0.63%	0.63%		0.63	%(E)
Including waiver and/or reimbursement and recapture	0.61%	0.63%	0.61	%(C)	0.63	%(E)
Net investment income (loss) to average net assets	5.85%	5.73%	5.81	%(C)	5.64	%(E)
Portfolio turnover rate	35%	39%	49%		61%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica High Yield Bond
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.34	$9.19
Investment operations:
Net investment income (loss) (B)	0.51	0.31
Net realized and unrealized gain (loss)	(0.49)	0.16
Total investment operations	0.02	0.47
Dividends and/or distributions to shareholders:
Net investment income	(0.51)	(0.32)
Net asset value, end of period/year	$8.85	$9.34
Total return (C)	0.01%	5.12	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.87	%(E)
Including waiver and/or reimbursement and recapture	0.84%	0.87	%(E)
Net investment income (loss) to average net assets	5.60%	5.43	%(E)
Portfolio turnover rate	35%	39%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica High Yield Bond
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.41	$9.13
Investment operations:
Net investment income (loss) (B)	0.52	0.45
Net realized and unrealized gain (loss)	(0.50)	0.28
Total investment operations	0.02	0.73
Dividends and/or distributions to shareholders:
Net investment income	(0.51)	(0.45)
Net asset value, end of period/year	$8.92	$9.41
Total return	0.09%	8.09	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$16	$16
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.83	%(D)
Including waiver and/or reimbursement and recapture	0.81%	0.83	%(D)
Net investment income (loss) to average net assets	5.64%	5.46	%(D)
Portfolio turnover rate	35%	39%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.60	$11.88	$11.47		$11.46	$10.21
Investment operations:
Net investment income (loss) (A) (B)	0.40	0.34	0.31	(C)	0.33	0.34
Net realized and unrealized gain (loss)	(0.26)	(0.11)	0.47		0.36	1.31
Total investment operations	0.14	0.23	0.78		0.69	1.65
Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.35)	(0.30)		(0.32)	(0.38)
Net realized gains	—	(0.16)	(0.07)		(0.36)	(0.02)
Total dividends and/or distributions to shareholders	(0.40)	(0.51)	(0.37)		(0.68)	(0.40)
Net asset value, end of year	$11.34	$11.60	$11.88		$11.47	$11.46
Total return (D)	1.19%	2.26%	6.72%		6.24%	16.49%
Ratio and supplemental data:
Net assets end of year (000’s)	$30,521	$34,191	$58,848		$24,700	$4,492
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.00%	1.04%	0.98%		1.29%	2.27%
Including waiver and/or reimbursement and recapture	0.91%	0.91%	0.91	%(C)	0.91%	0.91%
Net investment income (loss) to average net assets (B)	3.45%	3.02%	2.59	%(C)	2.88%	3.11%
Portfolio turnover rate (F)	119%	115%	61%		78%	266%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.61	$11.88	$11.48		$11.47	$10.21
Investment operations:
Net investment income (loss) (A) (B)	0.33	0.28	0.24	(C)	0.26	0.34
Net realized and unrealized gain (loss)	(0.26)	(0.11)	0.46		0.37	1.26
Total investment operations	0.07	0.17	0.70		0.63	1.60
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.28)	(0.23)		(0.26)	(0.32)
Net realized gains	—	(0.16)	(0.07)		(0.36)	(0.02)
Total dividends and/or distributions to shareholders	(0.33)	(0.44)	(0.30)		(0.62)	(0.34)
Net asset value, end of year	$11.35	$11.61	$11.88		$11.48	$11.47
Total return (D)	0.59%	1.64%	6.12%		5.62%	15.94%
Ratio and supplemental data:
Net assets end of year (000’s)	$11,389	$12,109	$13,670		$3,708	$1,398
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.76%	1.80%	1.73%		2.04%	2.98%
Including waiver and/or reimbursement and recapture	1.51%	1.51%	1.51	%(C)	1.51%	1.51%
Net investment income (loss) to average net assets (B)	2.84%	2.42%	2.02	%(C)	2.31%	3.08%
Portfolio turnover rate (F)	119%	115%	61%		78%	266%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.62	$11.89	$11.48		$11.47	$10.21
Investment operations:
Net investment income (loss) (A) (B)	0.42	0.36	0.33	(C)	0.34	0.43
Net realized and unrealized gain (loss)	(0.26)	(0.10)	0.46		0.37	1.25
Total investment operations	0.16	0.26	0.79		0.71	1.68
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.37)	(0.31)		(0.34)	(0.40)
Net realized gains	—	(0.16)	(0.07)		(0.36)	(0.02)
Total dividends and/or distributions to shareholders	(0.42)	(0.53)	(0.38)		(0.70)	(0.42)
Net asset value, end of year	$11.36	$11.62	$11.89		$11.48	$11.47
Total return	1.35%	2.41%	6.96%		6.38%	16.76%
Ratio and supplemental data:
Net assets end of year (000’s)	$61,523	$57,151	$55,795		$19,085	$5,042
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.79%	0.83%	0.77%		1.07%	2.04%
Including waiver and/or reimbursement and recapture	0.76%	0.76%	0.76	%(C)	0.76%	0.76%
Net investment income (loss) to average net assets (B)	3.59%	3.17%	2.76	%(C)	3.04%	3.91%
Portfolio turnover rate (E)	119%	115%	61%		78%	266%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$11.62	$11.89	$12.10
Investment operations:
Net investment income (loss) (B) (C)	0.42	0.37	0.03
Net realized and unrealized gain (loss)	(0.26)	(0.11)	(0.21	)(D)
Total investment operations	0.16	0.26	(0.18)
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.37)	(0.03)
Net realized gains	—	(0.16)	—
Total dividends and/or distributions to shareholders	(0.42)	(0.53)	(0.03)
Net asset value, end of period/year	$11.36	$11.62	$11.89
Total return	1.42%	2.44%	(1.47	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$10	$10
Expenses to average net assets (F)	0.68%	0.72%	0.66	%(G)
Net investment income (loss) to average net assets (C)	3.67%	3.21%	3.22	%(G)
Portfolio turnover rate (H)	119%	115%	61%

(A)	Commenced operations on September 30, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica High Yield Muni
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.60	$11.10
Investment operations:
Net investment income (loss) (B) (C)	0.41	0.21
Net realized and unrealized gain (loss)	(0.26)	0.51	(D)
Total investment operations	0.15	0.72
Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.22)
Net asset value, end of period/year	$11.35	$11.60
Total return (E)	1.26%	6.48	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.92%	0.97	%(H)
Including waiver and/or reimbursement and recapture	0.82%	0.97	%(H)
Net investment income (loss) to average net assets (C)	3.54%	2.99	%(H)
Portfolio turnover rate (I)	119%	115%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
Class A
October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.97	$9.99	$9.57	$9.95	$10.00
Investment operations:
Net investment income (loss) (B)	0.20	(C)	0.14	0.08	(D)	0.00	(E)	0.16
Net realized and unrealized gain (loss)	(0.38)	(0.03)	0.34	(0.34)	(0.06)
Total investment operations	(0.18)	0.11	0.42	(0.34)	0.10
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.13)	—	(0.02)	(0.15)
Net realized gains	—	—	—	(0.01)	—
Return of capital	—	—	—	(0.01)	—
Total dividends and/or distributions to shareholders	(0.21)	(0.13)	—	(0.04)	(0.15)
Net asset value, end of period/year	$9.58	$9.97	$9.99	$9.57	$9.95
Total return (F)	(1.81)%	1.11%	4.39%	(3.48)%	1.01	%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$719	$634	$645	$516	$299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95	%(H)	1.55%	1.00%	0.99%	1.01	%(I)
Including waiver and/or reimbursement and recapture	1.00	%(H)	1.00%	0.99	%(D)	1.00%	1.00	%(I)
Net investment income (loss) to average net assets	2.02	%(C)	1.39%	0.81	%(D)	0.01%	2.30	%(I)
Portfolio turnover rate	36	%(J)	41%	39%	35%	57	%(G)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class C
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of period/year	$9.81		$9.84	$9.50		$9.94		$10.00
Investment operations:
Net investment income (loss) (B)	0.13	(C)	0.07	0.01	(D)	(0.08)		0.09
Net realized and unrealized gain (loss)	(0.38)		(0.03)	0.33		(0.34)		(0.04)
Total investment operations	(0.25)		0.04	0.34		(0.42)		0.05
Dividends and/or distributions to shareholders:
Net investment income	(0.15)		(0.07)	—		(0.01)		(0.11)
Net realized gains	—		—	—		(0.01)		—
Return of capital	—		—	—		(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.15)		(0.07)	—		(0.02)		(0.11)
Net asset value, end of period/year	$9.41		$9.81	$9.84		$9.50		$9.94
Total return (F)	(2.59)%		0.46%	3.58%		(4.22)%		0.52	%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$456		$709	$517		$371		$380
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.81	%(H)	1.80%	1.77%		1.77%		1.77	%(I)
Including waiver and/or reimbursement and recapture	1.75	%(H)	1.75%	1.74	%(D)	1.75%		1.75	%(I)
Net investment income (loss) to average net assets	1.35	%(C)	0.70%	0.12	%(D)	(0.85)%		1.39	%(I)
Portfolio turnover rate	36	%(J)	41%	39%		35%		57	%(G)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Total return has been calculated without deduction of the contingent deferred sales charge.
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class I
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$10.03		$10.03	$9.59		$9.95	$10.00
Investment operations:
Net investment income (loss) (B)	0.18	(C)	0.17	0.10	(D)	0.01	0.18
Net realized and unrealized gain (loss)	(0.34)		(0.03)	0.34		(0.33)	(0.06)
Total investment operations	(0.16)		0.14	0.44		(0.32)	0.12
Dividends and/or distributions to shareholders:
Net investment income	(0.24)		(0.14)	—		(0.02)	(0.17)
Net realized gains	—		—	—		(0.01)	—
Return of capital	—		—	—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.24)		(0.14)	—		(0.04)	(0.17)
Net asset value, end of period/year	$9.63		$10.03	$10.03		$9.59	$9.95
Total return	(1.67)%		1.47%	4.59%		(3.22)%	1.16	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,156		$270	$1,336		$259	$277
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82	%(F)	0.81%	0.79%		0.78%	0.84	%(G)
Including waiver and/or reimbursement and recapture	0.75	%(F)	0.75%	0.74	%(D)	0.75%	0.75	%(G)
Net investment income (loss) to average net assets	1.81	%(C)	1.76%	0.98	%(D)	0.05%	2.67	%(G)
Portfolio turnover rate	36	%(H)	41%	39%		35%	57	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class I2
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$10.05		$10.05	$9.60		$9.96	$10.00
Investment operations:
Net investment income (loss) (B)	0.24	(C)	0.17	0.10	(D)	0.02	0.14
Net realized and unrealized gain (loss)	(0.40)		(0.02)	0.35		(0.34)	(0.01)
Total investment operations	(0.16)		0.15	0.45		(0.32)	0.13
Dividends and/or distributions to shareholders:
Net investment income	(0.24)		(0.15)	—		(0.02)	(0.17)
Net realized gains	—		—	—		(0.01)	—
Return of capital	—		—	—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.24)		(0.15)	—		(0.04)	(0.17)
Net asset value, end of period/year	$9.65		$10.05	$10.05		$9.60	$9.96
Total return	(1.63)%		1.53%	4.69%		(3.19)%	1.26	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$148,450		$171,965	$178,853		$234,802	$245,715
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70	%(F)	0.70%	0.68%		0.66%	0.72	%(G)
Including waiver and/or reimbursement and recapture	0.70	%(F)	0.70%	0.67	%(D)	0.66%	0.72	%(G)
Net investment income (loss) to average net assets	2.38	%(C)	1.67%	0.99	%(D)	0.21%	2.11	%(G)
Portfolio turnover rate	36	%(H)	41%	39%		35%	57	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class R6
	October 31, 2018		October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$10.05		$10.05	$9.92
Investment operations:
Net investment income (loss) (B)	0.24	(C)	0.17	0.03	(D)
Net realized and unrealized gain (loss)	(0.39)		(0.02)	0.10
Total investment operations	(0.15)		0.15	0.13
Dividends and/or distributions to shareholders:
Net investment income	(0.24)		(0.15)	—
Net asset value, end of period/year	$9.66		$10.05	$10.05
Total return	(1.53)%		1.53%	1.31	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$51		$51	$51
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70	%(F)	0.70%	0.66	%(G)
Including waiver and/or reimbursement and recapture	0.70	%(F)	0.70%	0.64	%(D)(G)
Net investment income (loss) to average net assets	2.37	%(C)	1.69%	1.15	%(D)(G)
Portfolio turnover rate	36	%(H)	41%	39%

(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Inflation Opportunities
	Class T1
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$9.99		$9.86
Investment operations:
Net investment income (loss) (B)	0.21	(C)	0.10
Net realized and unrealized gain (loss)	(0.39)		0.12	(D)
Total investment operations	(0.18)		0.22
Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.09)
Net asset value, end of period/year	$9.59		$9.99
Total return (E)	(1.86)%		2.23	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10		$10
Expenses to average net assets	0.94	%(G)	0.95	%(H)
Net investment income (loss) to average net assets	2.11	%(C)	1.66	%(H)
Portfolio turnover rate	36	%(I)	41%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Inflation-Protected Securities
	Class I3
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.97	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.26	0.08
Net realized and unrealized gain (loss)	(0.34)	(0.06)
Total investment operations	(0.08)	0.02
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.05)
Net asset value, end of period/year	$9.63	$9.97
Total return	(0.88)%	0.16	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$111,874	$144,334
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.56%	0.52	%(F)
Including waiver and/or reimbursement and recapture	0.40%	0.40	%(F)
Net investment income (loss) to average net assets (C)	2.59%	1.45	%(F)
Portfolio turnover rate (G)	134%	51	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Inflation-Protected Securities
	Class R
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$9.98		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.21		0.05
Net realized and unrealized gain (loss)	(0.34)		(0.07)
Total investment operations	(0.13)		(0.02)
Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.00	)(D)
Net asset value, end of period/year	$9.65		$9.98
Total return	(1.29)%		(0.20	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10,508		$12,683
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.05%		1.01	%(G)
Including waiver and/or reimbursement and recapture	0.92	%(H)	1.00	%(G)
Net investment income (loss) to average net assets (C)	2.07%		0.85	%(G)
Portfolio turnover rate (I)	134%		51	%(E)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	TAM has voluntarily agreed to waive a portion of its management fee.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Inflation-Protected Securities
	Class R4
	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of period/year	$9.97		$9.93		$9.69		$9.93	$9.85	$11.09
Investment operations:
Net investment income (loss) (D)	0.23	(E)	0.12	(E)	0.11		(0.01)	0.09	0.02
Net realized and unrealized gain (loss)	(0.34)		0.01	(F)	0.26		(0.21)	0.19	(0.97)
Total investment operations	(0.11)		0.13		0.37		(0.22)	0.28	(0.95)
Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.09)		(0.13)		—	(0.14)	(0.03)
Net realized gains	—		—		—		—	(0.03)	(0.26)
Return of capital	—		—		—		(0.02)	(0.03)	—
Total dividends and/or distributions to shareholders	(0.23)		(0.09)		(0.13)		(0.02)	(0.20)	(0.29)
Net asset value, end of period/year	$9.63		$9.97		$9.93		$9.69	$9.93	$9.85
Total return	(1.15)%		1.37	%(G)	3.76%		(2.18)%	2.74%	(8.55)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$15,421		$23,203		$63,638		$76,421	$85,490	$86,788
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%		0.81	%(H)(I)	0.82%		0.80%	0.78%	0.76%
Including waiver and/or reimbursement and recapture	0.65	%(I)(K)	0.66	%(H)(I)(K)	0.64	%(J)	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets	2.33	%(E)	1.41	%(E)(H)	1.13%		(0.13)%	0.93%	0.23%
Portfolio turnover rate	134	%(L)	51	%(G)(L)	52%		54%	81%	99%

(A)	Transamerica Partners Institutional Inflation-Protected Securities reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Inflation-Protected Securities, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 0.97-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(F)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(G)	Not annualized.
(H)	Annualized.
(I)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(J)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(K)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(L)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Intermediate Bond
	Class I2
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.20		$10.08
Investment operations:
Net investment income (loss) (B)	0.27		0.14
Net realized and unrealized gain (loss)	(0.49)		0.14
Total investment operations	(0.22)		0.28
Dividends and/or distributions to shareholders:
Net investment income	(0.28)		(0.16)
Net asset value, end of period/year	$9.70		$10.20
Total return	(2.22)%		2.92	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,971,571		$2,058,090
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.41%		0.43	%(D)
Including waiver and/or reimbursement and recapture	0.41	%(E)	0.43	%(D)
Net investment income (loss) to average net assets	2.68%		2.29	%(D)
Portfolio turnover rate	49%		22	%(C)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and year indicated:	Transamerica Intermediate Bond
	Class I3
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.22	$10.08
Investment operations:
Net investment income (loss) (B)	0.27	0.14
Net realized and unrealized gain (loss)	(0.49)	0.15
Total investment operations	(0.22)	0.29
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.15)
Net asset value, end of period/year	$9.72	$10.22
Total return	(2.21)%	2.87	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$697,789	$628,055
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.41%	0.42	%(D)
Including waiver and/or reimbursement and recapture	0.40%	0.40	%(D)
Net investment income (loss) to average net assets	2.70%	2.33	%(D)
Portfolio turnover rate	49%	22	%(C)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Intermediate Bond
	Class R
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.22		$10.08
Investment operations:
Net investment income (loss) (B)	0.22		0.11
Net realized and unrealized gain (loss)	(0.48)		0.14
Total investment operations	(0.26)		0.25
Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.11)
Net asset value, end of period/year	$9.73		$10.22
Total return	(2.61)%		2.50	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$94,748		$112,450
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%		0.91	%(D)
Including waiver and/or reimbursement and recapture	0.90	%(E)	0.91	%(D)
Net investment income (loss) to average net assets	2.18%		1.75	%(D)
Portfolio turnover rate	49%		22	%(C)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class R4
	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of period/year	$10.22		$10.03		$10.04		$10.32	$10.10	$10.62
Investment operations:
Net investment income (loss) (D)	0.24		0.17		0.22		0.21	0.24	0.25
Net realized and unrealized gain (loss)	(0.49)		0.21		0.10		(0.18)	0.37	(0.38)
Total investment operations	(0.25)		0.38		0.32		0.03	0.61	(0.13)
Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.19)		(0.24)		(0.23)	(0.27)	(0.36)
Net realized gains	—		—		(0.09)		(0.08)	(0.12)	(0.03)
Return of capital	—		—		—		—	—	(0.00	)(E)
Total dividends and/or distributions to shareholders	(0.25)		(0.19)		(0.33)		(0.31)	(0.39)	(0.39)
Net asset value, end of period/year	$9.72		$10.22		$10.03		$10.04	$10.32	$10.10
Total return	(2.46)%		3.75	%(F)	3.21%		0.21%	5.99%	(1.22)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$181,447		$291,565		$317,150		$373,605	$410,662	$400,409
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66%		0.68	%(G)	0.71%		0.71%	0.72%	0.72%
Including waiver and/or reimbursement and recapture	0.65	%(H)	0.65	%(G)	0.63	%(I)	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets	2.41%		1.99	%(G)	2.08%		1.99%	2.32%	2.39%
Portfolio turnover rate	49%		22	%(F)	50%		46%	184%	200%

(A)	Transamerica Partners Institutional Core Bond reorganized into the Fund on March 24, 2017. Prior to March 24, 2017, information provided reflects Transamerica Partners Institutional Core Bond, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 24, 2017, the Fund underwent a 1.06-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 24, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Annualized.
(H)	TAM has voluntarily agreed to waive a portion of its management fee.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.40	$11.57	$11.31		$11.16	$10.37
Investment operations:
Net investment income (loss) (A) (B)	0.26	0.23	0.21	(C)	0.19	0.25
Net realized and unrealized gain (loss)	(0.34)	(0.10)	0.30		0.29	0.78
Total investment operations	(0.08)	0.13	0.51		0.48	1.03
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.23)	(0.20)		(0.18)	(0.24)
Net realized gains	—	(0.07)	(0.05)		(0.15)	—
Total dividends and/or distributions to shareholders	(0.26)	(0.30)	(0.25)		(0.33)	(0.24)
Net asset value, end of year	$11.06	$11.40	$11.57		$11.31	$11.16
Total return (D)	(0.73)%	1.20%	4.58%		4.37%	10.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$269,452	$312,347	$426,748		$117,387	$35,974
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.77%	0.78%	0.78%		0.89%	1.12%
Including waiver and/or reimbursement and recapture	0.67%	0.68%	0.68	%(C)	0.86%	0.86%
Net investment income (loss) to average net assets (B)	2.29%	2.00%	1.79	%(C)	1.69%	2.27%
Portfolio turnover rate (F)	34%	55%	34%		55%	107%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.38	$11.54	$11.28		$11.14	$10.36
Investment operations:
Net investment income (loss) (A) (B)	0.19	0.16	0.14	(C)	0.12	0.18
Net realized and unrealized gain (loss)	(0.35)	(0.09)	0.31		0.29	0.78
Total investment operations	(0.16)	0.07	0.45		0.41	0.96
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.16)	(0.14)		(0.12)	(0.18)
Net realized gains	—	(0.07)	(0.05)		(0.15)	—
Total dividends and/or distributions to shareholders	(0.19)	(0.23)	(0.19)		(0.27)	(0.18)
Net asset value, end of year	$11.03	$11.38	$11.54		$11.28	$11.14
Total return (D)	(1.43)%	0.67%	4.00%		3.70%	9.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$148,672	$180,744	$199,784		$47,543	$9,960
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.53%	1.54%	1.53%		1.65%	1.87%
Including waiver and/or reimbursement and recapture	1.28%	1.29%	1.29	%(C)	1.46%	1.46%
Net investment income (loss) to average net assets (B)	1.67%	1.39%	1.18	%(C)	1.09%	1.69%
Portfolio turnover rate (F)	34%	55%	34%		55%	107%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$11.46	$11.62	$11.36		$11.20	$10.41
Investment operations:
Net investment income (loss) (A) (B)	0.27	0.24	0.22	(C)	0.20	0.26
Net realized and unrealized gain (loss)	(0.35)	(0.09)	0.30		0.31	0.78
Total investment operations	(0.08)	0.15	0.52		0.51	1.04
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.24)	(0.21)		(0.20)	(0.25)
Net realized gains	—	(0.07)	(0.05)		(0.15)	—
Total dividends and/or distributions to shareholders	(0.27)	(0.31)	(0.26)		(0.35)	(0.25)
Net asset value, end of year	$11.11	$11.46	$11.62		$11.36	$11.20
Total return	(0.71)%	1.39%	4.62%		4.59%	10.16%
Ratio and supplemental data:
Net assets end of year (000’s)	$999,826	$914,290	$833,151		$215,560	$22,007
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.58%	0.59%	0.59%		0.70%	0.92%
Including waiver and/or reimbursement and recapture	0.58%	0.59%	0.61	%(C)	0.71%	0.71%
Net investment income (loss) to average net assets (B)	2.38%	2.09%	1.86	%(C)	1.82%	2.44%
Portfolio turnover rate (E)	34%	55%	34%		55%	107%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Muni
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$11.46	$11.62	$11.78
Investment operations:
Net investment income (loss) (B) (C)	0.28	0.25	0.02
Net realized and unrealized gain (loss)	(0.35)	(0.09)	(0.16	)(D)
Total investment operations	(0.07)	0.16	(0.14)
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.25)	(0.02)
Net realized gains	—	(0.07)	—
Total dividends and/or distributions to shareholders	(0.28)	(0.32)	(0.02)
Net asset value, end of period/year	$11.11	$11.46	$11.62
Total return	(0.60)%	1.49%	(1.18	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$10	$10
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.47%	0.48%	0.48	%(G)
Including waiver and/or reimbursement and recapture	0.47%	0.48%	0.48	%(G)
Net investment income (loss) to average net assets (C)	2.49%	2.20%	2.02	%(G)
Portfolio turnover rate (H)	34%	55%	34%

(A)	Commenced operations on September 30, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Intermediate Muni
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.41	$11.08
Investment operations:
Net investment income (loss) (B) (C)	0.26	0.13
Net realized and unrealized gain (loss)	(0.35)	0.33	(D)
Total investment operations	(0.09)	0.46
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.13)
Net asset value, end of period/year	$11.07	$11.41
Total return (F)	(0.77)%	4.20	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$10
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.72%	0.73	%(H)
Including waiver and/or reimbursement and recapture	0.62%	0.73	%(H)
Net investment income (loss) to average net assets (C)	2.35%	1.89	%(H)
Portfolio turnover rate (I)	34%	55%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Intermediate Muni
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.45	$11.06
Investment operations:
Net investment income (loss) (B) (C)	0.26	0.20
Net realized and unrealized gain (loss)	(0.34)	0.46	(D)
Total investment operations	(0.08)	0.66
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.20)
Net realized gains	—	(0.07)
Total dividends and/or distributions to shareholders	(0.26)	(0.27)
Net asset value, end of period/year	$11.11	$11.45
Total return (F)	(0.73)%	6.02	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$622	$298
Expenses to average net assets (G)	0.68%	0.69	%(H)
Net investment income (loss) to average net assets (C)	2.30%	2.01	%(H)
Portfolio turnover rate (I)	34%	55%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014
Net asset value, beginning of year	$19.29	$16.49	$17.37		$17.61		$18.44
Investment operations:
Net investment income (loss) (A)	0.33	0.43	0.29	(B)	0.33		0.48
Net realized and unrealized gain (loss)	(1.79)	2.61	(0.78)		(0.00	)(C)	(0.58)
Total investment operations	(1.46)	3.04	(0.49)		0.33		(0.10)
Dividends and/or distributions to shareholders:
Net investment income	(0.53)	(0.20)	(0.30)		(0.29)		(0.34)
Net realized gains	—	(0.04)	(0.09)		(0.28)		(0.39)
Total dividends and/or distributions to shareholders	(0.53)	(0.24)	(0.39)		(0.57)		(0.73)
Net asset value, end of year	$17.30	$19.29	$16.49		$17.37		$17.61
Total return (D)	(7.82)%	18.72%	(2.83)%		1.94%		(0.51)%
Ratio and supplemental data:
Net assets end of year (000’s)	$202,462	$274,610	$313,394		$249,773		$61,566
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23%	1.20%	1.24%		1.42%		1.29%
Including waiver and/or reimbursement and recapture	1.22%	1.20%	1.30	%(B)	1.32%		1.29%
Net investment income (loss) to average net assets	1.74%	2.43%	1.78	%(B)	1.87%		2.62%
Portfolio turnover rate	21%	22%	19%		21%		19%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014
Net asset value, beginning of year	$18.97	$16.22	$17.11		$17.34		$18.21
Investment operations:
Net investment income (loss) (A)	0.21	0.29	0.17	(B)	0.20		0.33
Net realized and unrealized gain (loss)	(1.78)	2.58	(0.76)		(0.00	)(C)	(0.54)
Total investment operations	(1.57)	2.87	(0.59)		0.20		(0.21)
Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.08)	(0.21)		(0.15)		(0.27)
Net realized gains	—	(0.04)	(0.09)		(0.28)		(0.39)
Total dividends and/or distributions to shareholders	(0.43)	(0.12)	(0.30)		(0.43)		(0.66)
Net asset value, end of year	$16.97	$18.97	$16.22		$17.11		$17.34
Total return (D)	(8.49)%	17.88%	(3.47)%		1.21%		(1.19)%
Ratio and supplemental data:
Net assets end of year (000’s)	$64,847	$72,542	$60,630		$62,013		$36,867
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.94%	1.94%	1.96%		1.96%		1.98%
Including waiver and/or reimbursement and recapture	1.94%	1.94%	1.96	%(B)	1.96%		1.98%
Net investment income (loss) to average net assets	1.12%	1.64%	1.07	%(B)	1.13%		1.82%
Portfolio turnover rate	21%	22%	19%		21%		19%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014
Net asset value, beginning of year	$19.55	$16.73	$17.60		$17.80		$18.60
Investment operations:
Net investment income (loss) (A)	0.42	0.50	0.36	(B)	0.39		0.48
Net realized and unrealized gain (loss)	(1.83)	2.63	(0.79)		(0.00	)(C)	(0.52)
Total investment operations	(1.41)	3.13	(0.43)		0.39		(0.04)
Dividends and/or distributions to shareholders:
Net investment income	(0.60)	(0.27)	(0.35)		(0.31)		(0.37)
Net realized gains	—	(0.04)	(0.09)		(0.28)		(0.39)
Total dividends and/or distributions to shareholders	(0.60)	(0.31)	(0.44)		(0.59)		(0.76)
Net asset value, end of year	$17.54	$19.55	$16.73		$17.60		$17.80
Total return	(7.49)%	19.09%	(2.46)%		2.29%		(0.20)%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,495,943	$2,242,175	$1,552,632		$1,043,345		$567,267
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	0.89%	0.90%		0.93%		0.95%
Including waiver and/or reimbursement and recapture	0.89%	0.89%	0.90	%(B)	0.93%		0.95%
Net investment income (loss) to average net assets	2.17%	2.77%	2.20	%(B)	2.20%		2.63%
Portfolio turnover rate	21%	22%	19%		21%		19%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014
Net asset value, beginning of year	$19.58	$16.75	$17.62		$17.81		$18.60
Investment operations:
Net investment income (loss) (A)	0.43	0.52	0.37	(B)	0.41		0.52
Net realized and unrealized gain (loss)	(1.82)	2.63	(0.79)		(0.00	)(C)	(0.54)
Total investment operations	(1.39)	3.15	(0.42)		0.41		(0.02)
Dividends and/or distributions to shareholders:
Net investment income	(0.62)	(0.28)	(0.36)		(0.32)		(0.38)
Net realized gains	—	(0.04)	(0.09)		(0.28)		(0.39)
Total dividends and/or distributions to shareholders	(0.62)	(0.32)	(0.45)		(0.60)		(0.77)
Net asset value, end of year	$17.57	$19.58	$16.75		$17.62		$17.81
Total return	(7.40)%	19.23%	(2.38)%		2.40%		(0.07)%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,186,243	$2,298,782	$1,704,610		$573,806		$595,742
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.79%	0.81%		0.83%		0.85%
Including waiver and/or reimbursement and recapture	0.79%	0.79%	0.80	%(B)	0.83%		0.85%
Net investment income (loss) to average net assets	2.21%	2.87%	2.27	%(B)	2.28%		2.83%
Portfolio turnover rate	21%	22%	19%		21%		19%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica International Equity
	Class I3
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$19.58	$17.24
Investment operations:
Net investment income (loss) (B)	0.43	0.45
Net realized and unrealized gain (loss)	(1.84)	1.89
Total investment operations	(1.41)	2.34
Dividends and/or distributions to shareholders:
Net investment income	(0.49)	—
Net asset value, end of period/year	$17.68	$19.58
Total return	(7.41)%	13.57	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$218,378	$270,144
Expenses to average net assets	0.79%	0.79	%(D)
Net investment income (loss) to average net assets	2.21%	3.70	%(D)
Portfolio turnover rate	21%	22%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica International Equity
	Class R
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$19.51	$17.24
Investment operations:
Net investment income (loss) (B)	0.34	0.48
Net realized and unrealized gain (loss)	(1.83)	1.79
Total investment operations	(1.49)	2.27
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	—
Net asset value, end of period/year	$17.65	$19.51
Total return	(7.89)%	13.22	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$37,376	$45,713
Expenses to average net assets	1.28%	1.29	%(D)
Net investment income (loss) to average net assets	1.72%	4.08	%(D)
Portfolio turnover rate	21%	22%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica International Equity
	Class R4
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$19.54	$17.24
Investment operations:
Net investment income (loss) (B)	0.38	0.48
Net realized and unrealized gain (loss)	(1.82)	1.82
Total investment operations	(1.44)	2.30
Dividends and/or distributions to shareholders:
Net investment income	(0.45)	—
Net asset value, end of period/year	$17.65	$19.54
Total return	(7.59)%	13.34	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$15,775	$21,339
Expenses to average net assets	1.04%	1.04	%(D)
Net investment income (loss) to average net assets	1.95%	4.04	%(D)
Portfolio turnover rate	21%	22%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$19.76	$16.90	$17.62		$18.65
Investment operations:
Net investment income (loss) (B)	0.46	0.56	0.42	(C)	0.10
Net realized and unrealized gain (loss)	(1.87)	2.62	(0.84)		(1.13)
Total investment operations	(1.41)	3.18	(0.42)		(1.03)
Dividends and/or distributions to shareholders:
Net investment income	(0.62)	(0.28)	(0.21)		—
Net realized gains	—	(0.04)	(0.09)		—
Total dividends and/or distributions to shareholders	(0.62)	(0.32)	(0.30)		—
Net asset value, end of period/year	$17.73	$19.76	$16.90		$17.62
Total return	(7.43)%	19.24%	(2.37)%		(5.52	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$198,633	$180,679	$56,917		$47
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.79%	0.81%		0.83	%(E)
Including waiver and/or reimbursement and recapture	0.79%	0.79%	0.80	%(C)	0.83	%(E)
Net investment income (loss) to average net assets	2.35%	3.06%	2.53	%(C)	1.35	%(E)
Portfolio turnover rate	21%	22%	19%		21%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica International Equity
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$19.31	$17.38
Investment operations:
Net investment income (loss) (B)	0.46	0.43
Net realized and unrealized gain (loss)	(1.88)	1.50
Total investment operations	(1.42)	1.93
Dividends and/or distributions to shareholders:
Net investment income	(0.45)	—
Net asset value, end of period/year	$17.44	$19.31
Total return (C)	(7.58)%	11.10	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$25	$11
Expenses to average net assets	1.03%	1.03	%(E)
Net investment income (loss) to average net assets	2.38%	3.72	%(E)
Portfolio turnover rate	21%	22%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica International Equity
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$19.85	$16.71
Investment operations:
Net investment income (loss) (B)	0.43	0.33
Net realized and unrealized gain (loss)	(1.88)	2.86
Total investment operations	(1.45)	3.19
Dividends and/or distributions to shareholders:
Net investment income	(0.61)	(0.01)
Net realized gains	—	(0.04)
Total dividends and/or distributions to shareholders	(0.61)	(0.05)
Net asset value, end of period/year	$17.79	$19.85
Total return	(7.58)%	19.18	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,220	$248
Expenses to average net assets	0.99%	0.99	%(D)
Net investment income (loss) to average net assets	2.20%	1.99	%(D)
Portfolio turnover rate	21%	22%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica International Growth
	Class A		Class I		Class R6
	October 31, 2018 (A)		October 31, 2018 (A)		October 31, 2018 (A)
Net asset value, beginning of period	$8.89		$8.89		$8.89
Investment operations:
Net investment income (loss) (B)	0.09		0.13		0.16
Net realized and unrealized gain (loss)	(1.13)		(1.16)		(1.18)
Total investment operations	(1.04)		(1.03)		(1.02)
Net asset value, end of period	$7.85		$7.86		$7.87
Total return	(11.70	)%(C)(D)	(11.59	)%(D)	(11.47	)%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$48		$13		$9
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.43	%(E)	1.36	%(E)	0.83	%(E)
Including waiver and/or reimbursement and recapture	1.30	%(E)	1.05	%(E)	0.83	%(E)
Net investment income (loss) to average net assets	1.49	%(E)	2.27	%(E)	2.72	%(E)
Portfolio turnover rate	119	%(D)	119	%(D)	119	%(D)

(A)	Commenced operations on March 1, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica International Growth
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.02	$7.27	$7.80		$8.51	$8.65
Investment operations:
Net investment income (loss) (A)	0.16	0.11	0.11	(B)	0.13	0.13
Net realized and unrealized gain (loss)	(1.16)	1.72	(0.40)		(0.08)	(0.13)
Total investment operations	(1.00)	1.83	(0.29)		0.05	—
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.08)	(0.08)		(0.15)	(0.06)
Net realized gains	—	—	(0.16)		(0.61)	(0.08)
Total dividends and/or distributions to shareholders	(0.15)	(0.08)	(0.24)		(0.76)	(0.14)
Net asset value, end of year	$7.87	$9.02	$7.27		$7.80	$8.51
Total return	(11.29)%	25.45%	(3.75)%		0.74%	0.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,216,433	$1,368,414	$1,164,016		$675,208	$564,135
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.95%	0.97%		1.00%	1.00%
Including waiver and/or reimbursement and recapture	0.87%	0.95%	0.96	%(B)	1.00%	1.00%
Net investment income (loss) to average net assets	1.80%	1.36%	1.52	%(B)	1.58%	1.53%
Portfolio turnover rate	119%	15%	15%		39%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Small Cap Value
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$13.67	$11.39	$12.40		$11.81	$12.24
Investment operations:
Net investment income (loss) (A)	0.27	0.18	0.25	(B)	0.22	0.25
Net realized and unrealized gain (loss)	(1.08)	2.42	(0.55)		0.64	(0.44)
Total investment operations	(0.81)	2.60	(0.30)		0.86	(0.19)
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.24)	(0.29)		(0.18)	(0.15)
Net realized gains	—	(0.08)	(0.42)		(0.09)	(0.09)
Total dividends and/or distributions to shareholders	(0.42)	(0.32)	(0.71)		(0.27)	(0.24)
Net asset value, end of year	$12.44	$13.67	$11.39		$12.40	$11.81
Total return	(6.20)%	23.51%	(2.48)%		7.52%	(1.67)%
Ratio and supplemental data:
Net assets end of year (000’s)	$291,455	$326,445	$273,540		$367,502	$214,170
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.12%	1.12%		1.12%	1.15%
Including waiver and/or reimbursement and recapture	1.12%	1.12%	1.11	%(B)	1.12%	1.15%
Net investment income (loss) to average net assets	1.92%	1.48%	2.18	%(B)	1.78%	2.03%
Portfolio turnover rate	20%	25%	20%		26%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica International Small Cap Value
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$13.70	$11.42	$12.43		$11.82	$12.25
Investment operations:
Net investment income (loss) (A)	0.27	0.19	0.27	(B)	0.22	0.24
Net realized and unrealized gain (loss)	(1.07)	2.42	(0.56)		0.66	(0.43)
Total investment operations	(0.80)	2.61	(0.29)		0.88	(0.19)
Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.25)	(0.30)		(0.18)	(0.15)
Net realized gains	—	(0.08)	(0.42)		(0.09)	(0.09)
Total dividends and/or distributions to shareholders	(0.43)	(0.33)	(0.72)		(0.27)	(0.24)
Net asset value, end of year	$12.47	$13.70	$11.42		$12.43	$11.82
Total return	(6.11)%	23.58%	(2.38)%		7.73%	(1.66)%
Ratio and supplemental data:
Net assets end of year (000’s)	$439,922	$525,571	$440,438		$598,764	$533,058
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.02%	1.02%		1.02%	1.05%
Including waiver and/or reimbursement and recapture	1.02%	1.02%	1.01	%(B)	1.02%	1.05%
Net investment income (loss) to average net assets	1.95%	1.56%	2.36	%(B)	1.84%	1.91%
Portfolio turnover rate	20%	25%	20%		26%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica International Stock
	Class A		Class I		Class I2		Class R6
	October 31, 2018 (A)		October 31, 2018 (A)		October 31, 2018 (A)		October 31, 2018 (A)
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00
Investment operations:
Net investment income (loss) (B) (C)	(0.01)		(0.00	)(D)	(0.00	)(D)	(0.00	)(D)
Net realized and unrealized gain (loss)	(0.80)		(0.81)		(0.81)		(0.81)
Total investment operations	(0.81)		(0.81)		(0.81)		(0.81)
Net asset value, end of period	$9.19		$9.19		$9.19		$9.19
Total return	(8.10	)%(E)(F)	(8.10	)%(E)	(8.10	)%(E)	(8.10	)%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$459		$459		$459		$460
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	14.60	%(H)	14.44	%(H)	14.35	%(H)	14.35	%(H)
Including waiver and/or reimbursement and recapture	1.25	%(H)	1.00	%(H)	1.00	%(H)	1.00	%(H)
Net investment income (loss) to average net assets (C)	(0.74	)%(H)	(0.49	)%(H)	(0.49	)%(H)	(0.50	)%(H)
Portfolio turnover rate (I)	2	%(E)	2	%(E)	2	%(E)	2	%(E)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$13.56	$12.36	$12.71		$13.30	$14.24
Investment operations:
Net investment income (loss) (A)	0.14	0.14	0.14	(B)	0.16	0.15
Net realized and unrealized gain (loss)	(0.04)	2.28	0.98		0.54	1.40
Total investment operations	0.10	2.42	1.12		0.70	1.55
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.17)	(0.15)		(0.15)	(0.17)
Net realized gains	(1.45)	(1.05)	(1.32)		(1.14)	(2.32)
Total dividends and/or distributions to shareholders	(1.57)	(1.22)	(1.47)		(1.29)	(2.49)
Net asset value, end of year	$12.09	$13.56	$12.36		$12.71	$13.30
Total return (C)	0.56%	20.29%	9.83%		5.44%	12.09%
Ratio and supplemental data:
Net assets end of year (000’s)	$95,523	$103,851	$71,700		$31,566	$31,677
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.06%	1.05%		1.05%	1.07%
Including waiver and/or reimbursement and recapture	1.08%	1.06%	1.04	%(B)	1.05%	1.07%
Net investment income (loss) to average net assets	1.06%	1.11%	1.16	%(B)	1.23%	1.13%
Portfolio turnover rate	139%	128%	127%		129%	87%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$13.48	$12.31	$12.67		$13.26	$14.20
Investment operations:
Net investment income (loss) (A)	0.04	0.04	0.05	(B)	0.06	0.06
Net realized and unrealized gain (loss)	(0.02)	2.27	0.98		0.55	1.39
Total investment operations	0.02	2.31	1.03		0.61	1.45
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.09)	(0.07)		(0.06)	(0.07)
Net realized gains	(1.45)	(1.05)	(1.32)		(1.14)	(2.32)
Total dividends and/or distributions to shareholders	(1.49)	(1.14)	(1.39)		(1.20)	(2.39)
Net asset value, end of year	$12.01	$13.48	$12.31		$12.67	$13.26
Total return (C)	(0.16)%	19.37%	9.00%		4.68%	11.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$49,839	$49,014	$22,482		$11,128	$9,402
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80%	1.79%	1.80%		1.81%	1.79%
Including waiver and/or reimbursement and recapture	1.80%	1.79%	1.80	%(B)	1.81%	1.79%
Net investment income (loss) to average net assets	0.33%	0.30%	0.43	%(B)	0.45%	0.49%
Portfolio turnover rate	139%	128%	127%		129%	87%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$13.64	$12.43	$12.77		$13.35	$14.28
Investment operations:
Net investment income (loss) (A)	0.17	0.15	0.17	(B)	0.19	0.20
Net realized and unrealized gain (loss)	(0.04)	2.31	0.99		0.56	1.39
Total investment operations	0.13	2.46	1.16		0.75	1.59
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.20)	(0.18)		(0.19)	(0.20)
Net realized gains	(1.45)	(1.05)	(1.32)		(1.14)	(2.32)
Total dividends and/or distributions to shareholders	(1.61)	(1.25)	(1.50)		(1.33)	(2.52)
Net asset value, end of year	$12.16	$13.64	$12.43		$12.77	$13.35
Total return	0.78%	20.55%	10.14%		5.78%	12.40%
Ratio and supplemental data:
Net assets end of year (000’s)	$375,161	$245,508	$56,161		$15,090	$13,348
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80%	0.79%	0.79%		0.78%	0.79%
Including waiver and/or reimbursement and recapture	0.80%	0.79%	0.78	%(B)	0.78%	0.79%
Net investment income (loss) to average net assets	1.31%	1.17%	1.37	%(B)	1.49%	1.55%
Portfolio turnover rate	139%	128%	127%		129%	87%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$13.63	$12.42	$12.76		$13.34	$14.27
Investment operations:
Net investment income (loss) (A)	0.19	0.19	0.19	(B)	0.20	0.21
Net realized and unrealized gain (loss)	(0.03)	2.28	0.98		0.56	1.39
Total investment operations	0.16	2.47	1.17		0.76	1.60
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.21)	(0.19)		(0.20)	(0.21)
Net realized gains	(1.45)	(1.05)	(1.32)		(1.14)	(2.32)
Total dividends and/or distributions to shareholders	(1.63)	(1.26)	(1.51)		(1.34)	(2.53)
Net asset value, end of year	$12.16	$13.63	$12.42		$12.76	$13.34
Total return	0.96%	20.66%	10.25%		5.90%	12.53%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,664,184	$1,899,205	$1,898,665		$1,818,476	$1,739,472
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.69%	0.69%		0.68%	0.69%
Including waiver and/or reimbursement and recapture	0.69%	0.69%	0.68	%(B)	0.68%	0.69%
Net investment income (loss) to average net assets	1.46%	1.44%	1.60	%(B)	1.58%	1.59%
Portfolio turnover rate	139%	128%	127%		129%	87%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Large Cap Value
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$13.63	$12.42	$12.76		$13.07
Investment operations:
Net investment income (loss) (B)	0.18	0.17	0.15	(C)	0.08
Net realized and unrealized gain (loss)	(0.02)	2.30	1.02		(0.28	)(D)
Total investment operations	0.16	2.47	1.17		(0.20)
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.21)	(0.19)		(0.11)
Net realized gains	(1.45)	(1.05)	(1.32)		—
Total dividends and/or distributions to shareholders	(1.63)	(1.26)	(1.51)		(0.11)
Net asset value, end of period/year	$12.16	$13.63	$12.42		$12.76
Total return	0.96%	20.66%	10.25%		(1.53	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$27,069	$16,356	$3,391		$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.69%	0.69%		0.69	%(F)
Including waiver and/or reimbursement and recapture	0.69%	0.69%	0.68	%(C)	0.69	%(F)
Net investment income (loss) to average net assets	1.42%	1.29%	1.25	%(C)	1.48	%(F)
Portfolio turnover rate	139%	128%	127%		129	%(E)

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Large Cap Value
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$13.57	$12.94
Investment operations:
Net investment income (loss) (B)	0.15	0.09
Net realized and unrealized gain (loss)	(0.02)	0.65
Total investment operations	0.13	0.74
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.11)
Net realized gains	(1.45)	—
Total dividends and/or distributions to shareholders	(1.60)	(0.11)
Net asset value, end of period/year	$12.10	$13.57
Total return (C)	0.71%	5.77	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets	0.94%	0.93	%(E)
Net investment income (loss) to average net assets	1.20%	1.13	%(E)
Portfolio turnover rate	139%	128%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Large Cap Value
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$13.70	$13.78
Investment operations:
Net investment income (loss) (B)	0.17	(0.02)
Net realized and unrealized gain (loss)	(0.04)	1.12
Total investment operations	0.13	1.10
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.13)
Net realized gains	(1.45)	(1.05)
Total dividends and/or distributions to shareholders	(1.60)	(1.18)
Net asset value, end of period/year	$12.23	$13.70
Total return	0.74%	8.62	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,011	$1,989
Expenses to average net assets	0.89%	0.88	%(D)
Net investment income (loss) to average net assets	1.30%	(0.17	)%(D)
Portfolio turnover rate	139%	128%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Large Core
	Class I3
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.02		$10.00
Investment operations:
Net investment income (loss) (B)	0.14	(C)	0.09
Net realized and unrealized gain (loss)	0.55		1.01
Total investment operations	0.69		1.10
Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.08)
Net realized gains	(0.45)		—
Total dividends and/or distributions to shareholders	(0.59)		(0.08)
Net asset value, end of period/year	$11.12		$11.02
Total return	6.20%		11.09	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$189,483		$200,790
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66	%(E)	0.72	%(F)
Including waiver and/or reimbursement and recapture	0.64	%(E)	0.64	%(F)
Net investment income (loss) to average net assets	1.24	%(C)	1.32	%(F)
Portfolio turnover rate	130	%(G)	41	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Large Core
	Class R
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.01		$10.00
Investment operations:
Net investment income (loss) (B)	0.08	(C)	0.05
Net realized and unrealized gain (loss)	0.55		1.01
Total investment operations	0.63		1.06
Dividends and/or distributions to shareholders:
Net investment income	(0.08)		(0.05)
Net realized gains	(0.45)		—
Total dividends and/or distributions to shareholders	(0.53)		(0.05)
Net asset value, end of period/year	$11.11		$11.01
Total return	5.67%		10.68	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$72,764		$76,828
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.15	%(E)	1.22	%(F)
Including waiver and/or reimbursement and recapture	1.14	%(E)	1.14	%(F)
Net investment income (loss) to average net assets	0.74	%(C)	0.82	%(F)
Portfolio turnover rate	130	%(G)	41	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Core
	Class R4
	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of period/year	$11.01		$9.52		$8.98		$9.17	$8.05	$5.94
Investment operations:
Net investment income (loss) (D)	0.12	(E)	0.09		0.15		0.10	0.06	0.09
Net realized and unrealized gain (loss)	0.55		1.50		0.54		(0.20)	1.12	2.11
Total investment operations	0.67		1.59		0.69		(0.10)	1.18	2.20
Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.10)		(0.15)		(0.09)	(0.06)	(0.09)
Net realized gains	(0.45)		—		—		—	—	—
Total dividends and/or distributions to shareholders	(0.56)		(0.10)		(0.15)		(0.09)	(0.06)	(0.09)
Net asset value, end of period/year	$11.12		$11.01		$9.52		$8.98	$9.17	$8.05
Total return	6.00%		16.72	%(F)	7.79%		(1.02)%	14.80%	37.13%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,386		$11,636		$10,633		$11,995	$7,872	$7,478
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91	%(G)	1.05	%(H)	1.34%		1.28%	1.43%	1.46%
Including waiver and/or reimbursement and recapture	0.89	%(G)	0.90	%(H)	0.90	%(I)	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	1.01	%(E)	1.10	%(H)	1.65%		1.04%	0.75%	1.16%
Portfolio turnover rate	130	%(J)	41	%(F)	47%		64%	70%	116%

(A)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Transamerica Partners Institutional Large Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Core, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(C)	Effective March 10, 2017, the Fund underwent a 0.81-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(D)	Calculated based on average number of shares outstanding.
(E)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Large Growth
	Class I3
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.72	$10.00
Investment operations:
Net investment income (loss) (B)	0.03	0.03
Net realized and unrealized gain (loss)	1.22	1.72
Total investment operations	1.25	1.75
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.03)
Net realized gains	(0.45)	—
Total dividends and/or distributions to shareholders	(0.52)	(0.03)
Net asset value, end of period/year	$12.45	$11.72
Total return	10.94%	17.49	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$622,541	$666,225
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.72	%(D)
Including waiver and/or reimbursement and recapture	0.65%	0.65	%(D)
Net investment income (loss) to average net assets	0.20%	0.40	%(D)
Portfolio turnover rate	34%	21	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Large Growth
	Class R
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.71		$10.00
Investment operations:
Net investment income (loss) (B)	(0.04)		(0.01)
Net realized and unrealized gain (loss)	1.23		1.72
Total investment operations	1.19		1.71
Dividends and/or distributions to shareholders:
Net investment income	(0.04)		—
Net realized gains	(0.45)		—
Total dividends and/or distributions to shareholders	(0.49)		—
Net asset value, end of period/year	$12.41		$11.71
Total return	10.39%		17.10	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$140,192		$146,404
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%		1.22	%(D)
Including waiver and/or reimbursement and recapture	1.15	%(E)	1.22	%(D)
Net investment income (loss) to average net assets	(0.30)%		(0.10	)%(D)
Portfolio turnover rate	34%		21	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and years indicated:	Transamerica Large Growth
	Class R4
	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of period/year	$11.72	$9.14		$9.08		$8.35	$7.57	$5.63
Investment operations:
Net investment income (loss) (D)	(0.01)	0.01		0.01		0.01	0.01	0.02
Net realized and unrealized gain (loss)	1.23	2.58		0.06		0.73	0.78	1.94
Total investment operations	1.22	2.59		0.07		0.74	0.79	1.96
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.01)		(0.01)		(0.01)	(0.01)	(0.02)
Net realized gains	(0.45)	—		—		—	—	—
Total dividends and/or distributions to shareholders	(0.50)	(0.01)		(0.01)		(0.01)	(0.01)	(0.02)
Net asset value, end of period/year	$12.44	$11.72		$9.14		$9.08	$8.35	$7.57
Total return	10.68%	28.42	%(E)	0.84%		8.89%	10.46%	35.00%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$37,269	$38,038		$82,546		$107,369	$110,430	$130,443
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.99	%(F)	1.01%		0.99%	1.01%	1.00%
Including waiver and/or reimbursement and recapture	0.90%	0.90	%(F)	0.88	%(G)	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	(0.04)%	0.14	%(F)	0.15%		0.07%	0.17%	0.32%
Portfolio turnover rate	34%	21	%(E)	36%		33%	73%	49%

(A)	Transamerica Partners Institutional Large Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Growth, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 1.35-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Large Value Opportunities
	Class I3
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.71		$10.00
Investment operations:
Net investment income (loss) (B)	0.18	(C)	0.08
Net realized and unrealized gain (loss)	0.21		0.71
Total investment operations	0.39		0.79
Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.08)
Net realized gains	(0.18)		—
Total dividends and/or distributions to shareholders	(0.35)		(0.08)
Net asset value, end of period/year	$10.75		$10.71
Total return	3.60%		7.94	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$458,786		$520,709
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52	%(E)	0.57	%(F)
Including waiver and/or reimbursement and recapture	0.49	%(E)	0.49	%(F)
Net investment income (loss) to average net assets	1.64	%(C)	1.69	%(F)
Portfolio turnover rate	137	%(G)	33	%(D)

(A)	Commenced operations on May 5, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Large Value Opportunities
	Class R
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.71		$10.00
Investment operations:
Net investment income (loss) (B)	0.13	(C)	0.08
Net realized and unrealized gain (loss)	0.21		0.69
Total investment operations	0.34		0.77
Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.06)
Net realized gains	(0.18)		—
Total dividends and/or distributions to shareholders	(0.30)		(0.06)
Net asset value, end of period/year	$10.75		$10.71
Total return	3.08%		7.69	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$103,701		$113,861
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01	%(E)	1.06	%(F)
Including waiver and/or reimbursement and recapture	0.99	%(E)	0.99	%(F)
Net investment income (loss) to average net assets	1.14	%(C)	1.36	%(F)
Portfolio turnover rate	137	%(G)	33	%(D)

(A)	Commenced operations on May 5, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Value Opportunities
	Class R4
	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of period/years	$10.71		$9.84		$9.18		$9.36	$8.63	$6.36
Investment operations:
Net investment income (loss) (D)	0.15	(E)	0.14		0.16		0.12	0.08	0.11
Net realized and unrealized gain (loss)	0.21		0.85		0.67		(0.18)	0.74	2.28
Total investment operations	0.36		0.99		0.83		(0.06)	0.82	2.39
Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.12)		(0.17)		(0.12)	(0.09)	(0.12)
Net realized gains	(0.18)		—		—		—	—	—
Total dividends and/or distributions to shareholders	(0.32)		(0.12)		(0.17)		(0.12)	(0.09)	(0.12)
Net asset value, end of period/years	$10.75		$10.71		$9.84		$9.18	$9.36	$8.63
Total return	3.32%		9.99	%(F)	9.14%		(0.69)%	9.54%	37.73%
Ratio and supplemental data:
Net assets end of period/years (000’s)	$36,445		$53,449		$99,292		$99,418	$102,791	$120,005
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77	%(G)	0.83	%(H)	0.84%		0.83%	0.83%	0.83%
Including waiver and/or reimbursement and recapture	0.74	%(G)	0.74	%(H)	0.74	%(I)	0.75%	0.75%	0.75%
Net investment income (loss) to average net assets	1.39	%(E)	1.35	%(H)	1.80%		1.21%	0.96%	1.43%
Portfolio turnover rate	137	%(J)	33	%(F)	48%		65%	69%	99%

(A)	Effective May 5, 2017, the Fund underwent a 1.56-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(B)	Transamerica Partners Institutional Large Value reorganized into the Fund on May 5, 2017. Prior to May 5, 2017, information provided reflects Transamerica Partners Institutional Large Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on May 5, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 –October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Growth
	Class A
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$14.14		$13.12
Investment operations:
Net investment income (loss) (B)	(0.01)		(0.01)
Net realized and unrealized gain (loss)	(0.91	)(C)	1.03
Total investment operations	(0.92)		1.02
Dividends and/or distributions to shareholders:
Net investment income	(0.01)		—
Net realized gains	(0.23)		—
Total dividends and/or distributions to shareholders	(0.24)		—
Net asset value, end of period/year	$12.98		$14.14
Total return (D)	(6.88)%		7.77	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,997		$9,903
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.28%		1.30	%(F)
Including waiver and/or reimbursement and recapture	1.10	%(G)	1.30	%(F)
Net investment income (loss) to average net assets	(0.04)%		(0.10	)%(F)
Portfolio turnover rate	61%		30	%(E)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.
(G)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Growth
	Class C
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$13.77		$12.84
Investment operations:
Net investment income (loss) (B)	(0.11)		(0.07)
Net realized and unrealized gain (loss)	(0.88	)(C)	1.00
Total investment operations	(0.99)		0.93
Dividends and/or distributions to shareholders:
Net realized gains	(0.23)		—
Net asset value, end of period/year	$12.55		$13.77
Total return (D)	(7.58)%		7.24	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,268		$1,448
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.05%		2.05	%(F)
Including waiver and/or reimbursement and recapture	1.85	%(G)	2.05	%(F)
Net investment income (loss) to average net assets	(0.79)%		(0.85	)%(F)
Portfolio turnover rate	61%		30	%(E)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.
(G)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Growth
	Class I
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$14.27		$13.21
Investment operations:
Net investment income (loss) (B)	0.03		0.02
Net realized and unrealized gain (loss)	(0.93	)(C)	1.04
Total investment operations	(0.90)		1.06
Dividends and/or distributions to shareholders:
Net investment income	(0.05)		—
Net realized gains	(0.23)		—
Total dividends and/or distributions to shareholders	(0.28)		—
Net asset value, end of period/year	$13.09		$14.27
Total return	(6.64)%		8.02	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$664		$664
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99%		0.98	%(E)
Including waiver and/or reimbursement and recapture	0.85	%(F)	0.98	%(E)
Net investment income (loss) to average net assets	0.20%		0.22	%(E)
Portfolio turnover rate	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Growth
	Class I2
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$14.31		$13.24
Investment operations:
Net investment income (loss) (B)	0.07		0.03
Net realized and unrealized gain (loss)	(0.99	)(C)	1.04
Total investment operations	(0.92)		1.07
Dividends and/or distributions to shareholders:
Net investment income	(0.06)		—
Net realized gains	(0.23)		—
Total dividends and/or distributions to shareholders	(0.29)		—
Net asset value, end of period/year	$13.10		$14.31
Total return	(6.60)%		8.08	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$9		$155,629
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%		0.87	%(E)
Including waiver and/or reimbursement and recapture	0.74	%(F)	0.87	%(E)
Net investment income (loss) to average net assets	0.45%		0.35	%(E)
Portfolio turnover rate	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Growth
	Class I3
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$14.32		$13.24
Investment operations:
Net investment income (loss) (B)	0.05		0.04
Net realized and unrealized gain (loss)	(0.95	)(C)	1.04
Total investment operations	(0.90)		1.08
Dividends and/or distributions to shareholders:
Net investment income	(0.05)		—
Net realized gains	(0.23)		—
Total dividends and/or distributions to shareholders	(0.28)		—
Net asset value, end of period/year	$13.14		$14.32
Total return	(6.49)%		8.16	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$36,797		$48,330
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%		0.87	%(E)
Including waiver and/or reimbursement and recapture	0.75	%(F)	0.75	%(E)
Net investment income (loss) to average net assets	0.32%		0.50	%(E)
Portfolio turnover rate	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Growth
	Class R
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$14.26		$13.24
Investment operations:
Net investment income (loss) (B)	(0.03)		(0.01)
Net realized and unrealized gain (loss)	(0.92	)(C)	1.03
Total investment operations	(0.95)		1.02
Dividends and/or distributions to shareholders:
Net realized gains	(0.23)		—
Net asset value, end of period/year	$13.08		$14.26
Total return	(6.89)%		7.70	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$19,711		$26,153
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.37%		1.37	%(E)
Including waiver and/or reimbursement and recapture	1.27	%(F)	1.35	%(E)
Net investment income (loss) to average net assets	(0.19)%		(0.16	)%(E)
Portfolio turnover rate	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class R4
	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of period/year	$14.30		$12.70		$12.50		$15.44	$16.72	$16.25
Investment operations:
Net investment income (loss) (D)	0.02		0.01		(0.01)		(0.05)	0.06	(0.04)
Net realized and unrealized gain (loss)	(0.95	)(E)	1.92		1.48		(0.24)	1.16	4.73
Total investment operations	(0.93)		1.93		1.47		(0.29)	1.22	4.69
Dividends and/or distributions to shareholders:
Net investment income	(0.01)		—		—		—	(0.07)	—
Net realized gains	(0.23)		(0.33)		(1.27)		(2.65)	(2.34)	(4.22)
Return of capital	—		—		—		—	(0.09)	—
Total dividends and/or distributions to shareholders	(0.24)		(0.33)		(1.27)		(2.65)	(2.50)	(4.22)
Net asset value, end of period/year	$13.13		$14.30		$12.70		$12.50	$15.44	$16.72
Total return	(6.64)%		15.34	%(F)	12.13%		(1.60)%	7.83%	30.10%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,709		$10,232		$16,767		$17,075	$22,686	$33,879
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%		1.20	%(G)	1.36%		1.22%	1.24%	1.18%
Including waiver and/or reimbursement and recapture	0.95	%(H)	0.98	%(G)(I)	0.95	%(J)	0.95%	0.95%	0.95%
Net investment income (loss) to average net assets	0.17%		0.13	%(G)	(0.09)%		(0.31)%	0.34%	(0.21)%
Portfolio turnover rate	61%		30	%(F)	79%		70%	60%	234%

(A)	Transamerica Partners Institutional Mid Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Mid Growth, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 0.84-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Annualized.
(H)	TAM has voluntarily agreed to waive a portion of its management fee.
(I)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information regarding the reorganization.
(J)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Growth
	Class T1
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$14.15		$13.15
Investment operations:
Net investment income (loss) (B)	0.01		0.00	(C)
Net realized and unrealized gain (loss)	(0.92	)(D)	1.00
Total investment operations	(0.91)		1.00
Dividends and/or distributions to shareholders:
Net investment income	(0.02)		—
Net realized gains	(0.23)		—
Total dividends and/or distributions to shareholders	(0.25)		—
Net asset value, end of period/year	$12.99		$14.15
Total return (E)	(6.75)%		7.60	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10		$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%		1.11	%(G)
Including waiver and/or reimbursement and recapture	1.00	%(H)	1.11	%(G)
Net investment income (loss) to average net assets	0.05%		0.03	%(G)
Portfolio turnover rate	61%		30	%(F)

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.
(H)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Growth
	Advisor Class
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$14.26		$13.20
Investment operations:
Net investment income (loss) (B)	0.01		0.01
Net realized and unrealized gain (loss)	(0.93	)(C)	1.05
Total investment operations	(0.92)		1.06
Dividends and/or distributions to shareholders:
Net investment income	(0.04)		—
Net realized gains	(0.23)		—
Total dividends and/or distributions to shareholders	(0.27)		—
Net asset value, end of period/year	$13.07		$14.26
Total return	(6.72)%		8.03	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11		$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%		1.06	%(E)
Including waiver and/or reimbursement and recapture	0.96	%(F)	1.04	%(E)
Net investment income (loss) to average net assets	0.09%		0.16	%(E)
Portfolio turnover rate	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class A
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$11.86		$11.80	$11.37		$10.68	$10.00
Investment operations:
Net investment income (loss) (B)	0.09		0.07	0.06	(C)	0.11	0.07
Net realized and unrealized gain (loss)	0.50		0.95	0.78		0.68	0.69
Total investment operations	0.59		1.02	0.84		0.79	0.76
Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.12)	(0.14)		(0.03)	(0.08)
Net realized gains	(0.83)		(0.84)	(0.27)		(0.07)	—
Total dividends and/or distributions to shareholders	(0.92)		(0.96)	(0.41)		(0.10)	(0.08)
Net asset value, end of period/year	$11.53		$11.86	$11.80		$11.37	$10.68
Total return (D)	4.75%		8.77%	7.72%		7.50%	7.62	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$108,568		$116,047	$75,556		$18,794	$703
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25%		1.09%	1.08%		1.05%	1.18	%(F)
Including waiver and/or reimbursement and recapture	1.05	%(G)	1.09%	1.08	%(C)	1.05%	1.18	%(F)
Net investment income (loss) to average net assets	0.78%		0.57%	0.55	%(C)	1.02%	1.38	%(F)
Portfolio turnover rate	85%		76%	95%		31%	23	%(E)

(A)	Commenced operations on April 30, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.
(G)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class C
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$11.71		$11.70	$11.31		$10.68	$10.00
Investment operations:
Net investment income (loss) (B)	0.01		(0.03)	(0.04	)(C)	0.03	0.04
Net realized and unrealized gain (loss)	0.48		0.95	0.79		0.68	0.69
Total investment operations	0.49		0.92	0.75		0.71	0.73
Dividends and/or distributions to shareholders:
Net investment income	(0.02)		(0.07)	(0.09)		(0.01)	(0.05)
Net realized gains	(0.83)		(0.84)	(0.27)		(0.07)	—
Total dividends and/or distributions to shareholders	(0.85)		(0.91)	(0.36)		(0.08)	(0.05)
Net asset value, end of period/year	$11.35		$11.71	$11.70		$11.31	$10.68
Total return (D)	4.00%		7.95%	6.87%		6.72%	7.29	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$17,476		$17,808	$7,104		$1,241	$278
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.88%		1.89%	1.90%		1.80%	1.93	%(F)
Including waiver and/or reimbursement and recapture	1.80	%(G)	1.89%	1.90	%(C)	1.80%	1.93	%(F)
Net investment income (loss) to average net assets	0.06%		(0.29)%	(0.37	)%(C)	0.30%	0.71	%(F)
Portfolio turnover rate	85%		76%	95%		31%	23	%(E)

(A)	Commenced operations on April 30, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.
(G)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class I
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$11.93		$11.85	$11.41		$10.69	$10.00
Investment operations:
Net investment income (loss) (B)	0.13		0.10	0.11	(C)	0.13	0.06
Net realized and unrealized gain (loss)	0.49		0.95	0.75		0.69	0.72
Total investment operations	0.62		1.05	0.86		0.82	0.78
Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.13)	(0.15)		(0.03)	(0.09)
Net realized gains	(0.83)		(0.84)	(0.27)		(0.07)	—
Total dividends and/or distributions to shareholders	(0.95)		(0.97)	(0.42)		(0.10)	(0.09)
Net asset value, end of period/year	$11.60		$11.93	$11.85		$11.41	$10.69
Total return	5.16%		8.94%	8.00%		7.78%	7.83	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$368,787		$394,378	$298,589		$147,712	$5,979
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%		0.86%	0.86%		0.84%	0.96	%(E)
Including waiver and/or reimbursement and recapture	0.80	%(F)	0.86%	0.86	%(C)	0.84%	0.95	%(E)
Net investment income (loss) to average net assets	1.09%		0.79%	0.97	%(C)	1.19%	1.13	%(E)
Portfolio turnover rate	85%		76%	95%		31%	23	%(D)

(A)	Commenced operations on April 30, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.
(F)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class I2
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$11.95		$11.87	$11.41		$10.69	$10.00
Investment operations:
Net investment income (loss) (B)	0.14		0.11	0.15	(C)	0.16	0.09
Net realized and unrealized gain (loss)	0.49		0.95	0.74		0.67	0.69
Total investment operations	0.63		1.06	0.89		0.83	0.78
Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.14)	(0.16)		(0.04)	(0.09)
Net realized gains	(0.83)		(0.84)	(0.27)		(0.07)	—
Total dividends and/or distributions to shareholders	(0.96)		(0.98)	(0.43)		(0.11)	(0.09)
Net asset value, end of period/year	$11.62		$11.95	$11.87		$11.41	$10.69
Total return	5.26%		9.09%	8.12%		7.80%	7.86	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$280,299		$298,655	$323,275		$465,775	$166,170
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%		0.76%	0.74%		0.74%	0.86	%(E)
Including waiver and/or reimbursement and recapture	0.71	%(F)	0.76%	0.74	%(C)	0.74%	0.86	%(E)
Net investment income (loss) to average net assets	1.15%		0.92%	1.37	%(C)	1.42%	1.71	%(E)
Portfolio turnover rate	85%		76%	95%		31%	23	%(D)

(A)	Commenced operations on April 30, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.
(F)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Value Opportunities
	Class I3
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.96		$11.93
Investment operations:
Net investment income (loss) (B)	0.14		0.06
Net realized and unrealized gain (loss)	0.48		(0.03	)(C)
Total investment operations	0.62		0.03
Dividends and/or distributions to shareholders:
Net investment income	(0.08)		—
Net realized gains	(0.83)		—
Total dividends and/or distributions to shareholders	(0.91)		—
Net asset value, end of period/year	$11.67		$11.96
Total return	5.19%		0.25	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$231,307		$275,016
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%		0.76	%(E)
Including waiver and/or reimbursement and recapture	0.70	%(F)	0.70	%(E)
Net investment income (loss) to average net assets	1.16%		0.79	%(E)
Portfolio turnover rate	85%		76	%(D)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Value Opportunities
	Class R
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.92		$11.93
Investment operations:
Net investment income (loss) (B)	0.07		0.02
Net realized and unrealized gain (loss)	0.50		(0.03	)(C)
Total investment operations	0.57		(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.03)		—
Net realized gains	(0.83)		—
Total dividends and/or distributions to shareholders	(0.86)		—
Net asset value, end of period/year	$11.63		$11.92
Total return	4.70%		(0.08	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$69,546		$88,909
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.26%		1.27	%(E)
Including waiver and/or reimbursement and recapture	1.24	%(F)	1.25	%(E)
Net investment income (loss) to average net assets	0.63%		0.26	%(E)
Portfolio turnover rate	85%		76	%(D)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Value Opportunities
	Class R4
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.94		$11.93
Investment operations:
Net investment income (loss) (B)	0.11		0.04
Net realized and unrealized gain (loss)	0.50		(0.03	)(C)
Total investment operations	0.61		0.01
Dividends and/or distributions to shareholders:
Net investment income	(0.06)		—
Net realized gains	(0.83)		—
Total dividends and/or distributions to shareholders	(0.89)		—
Net asset value, end of period/year	$11.66		$11.94
Total return	5.07%		0.08	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$362,082		$424,122
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%		1.01	%(E)
Including waiver and/or reimbursement and recapture	0.90	%(F)	0.90	%(E)
Net investment income (loss) to average net assets	0.96%		0.58	%(E)
Portfolio turnover rate	85%		76	%(D)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class R6
	October 31, 2018		October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$12.03		$11.87	$11.87
Investment operations:
Net investment income (loss) (B)	0.04		0.08	0.01	(C)
Net realized and unrealized gain (loss)	0.59		0.98	(0.01	)(D)
Total investment operations	0.63		1.06	—
Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.06)	—
Net realized gains	(0.83)		(0.84)	—
Total dividends and/or distributions to shareholders	(0.96)		(0.90)	—
Net asset value, end of period/year	$11.70		$12.03	$11.87
Total return	5.22%		9.09%	0.00	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$166,519		$16,391	$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%		0.76%	0.79	%(F)
Including waiver and/or reimbursement and recapture	0.71	%(G)	0.76%	0.78	%(C)(F)
Net investment income (loss) to average net assets	0.30%		0.68%	0.18	%(C)(F)
Portfolio turnover rate	85%		76%	95	%(E)

(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.
(G)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Value Opportunities
	Class T1
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.87		$12.00
Investment operations:
Net investment income (loss) (B)	0.11		0.03
Net realized and unrealized gain (loss)	0.48		(0.16	)(C)
Total investment operations	0.59		(0.13)
Dividends and/or distributions to shareholders:
Net investment income	(0.06)		—
Net realized gains	(0.83)		—
Total dividends and/or distributions to shareholders	(0.89)		—
Net asset value, end of period/year	$11.57		$11.87
Total return (D)	4.95%		(1.08	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10		$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99%		1.00	%(F)
Including waiver and/or reimbursement and recapture	0.95	%(G)	1.00	%(F)
Net investment income (loss) to average net assets	0.90%		0.42	%(F)
Portfolio turnover rate	85%		76	%(E)

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.
(G)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Value Opportunities
	Advisor Class
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$12.04		$12.56
Investment operations:
Net investment income (loss) (B)	0.11		0.08
Net realized and unrealized gain (loss)	0.51		0.25
Total investment operations	0.62		0.33
Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.01)
Net realized gains	(0.83)		(0.84)
Total dividends and/or distributions to shareholders	(0.94)		(0.85)
Net asset value, end of period/year	$11.72		$12.04
Total return	5.00%		2.71	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11		$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%		0.96	%(D)
Including waiver and/or reimbursement and recapture	0.91	%(E)	0.95	%(D)
Net investment income (loss) to average net assets	0.93%		0.79	%(D)
Portfolio turnover rate	85%		76	%(C)

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica MLP & Energy Income
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$7.37	$7.59	$7.94		$11.62	$10.28
Investment operations:
Net investment income (loss) (A)	0.03	0.15	0.24	(B)	0.29	0.26
Net realized and unrealized gain (loss)	(0.16)	0.04	(0.33	)(C)	(3.62)	1.40
Total investment operations	(0.13)	0.19	(0.09)		(3.33)	1.66
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.30)	(0.26)		(0.09)	(0.27)
Net realized gains	—	—	—		(0.07)	(0.05)
Return of capital	(0.29)	(0.11)	—		(0.19)	—
Total dividends and/or distributions to shareholders	(0.36)	(0.41)	(0.26)		(0.35)	(0.32)
Net asset value, end of year	$6.88	$7.37	$7.59		$7.94	$11.62
Total return (D)	(1.85)%	2.30%	(0.87)%		(29.17)%	16.36%
Ratio and supplemental data:
Net assets end of year (000’s)	$23,096	$32,083	$43,221		$46,624	$64,300
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.61%	1.58%	1.57%		1.52%	1.54%
Including waiver and/or reimbursement and recapture	1.60%	1.58%	1.56	%(B)	1.52%	1.54%
Net investment income (loss) to average net assets	0.40%	1.97%	3.50	%(B)	2.84%	2.24%
Portfolio turnover rate	33%	41%	79%		67%	46%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica MLP & Energy Income
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$7.34	$7.55	$7.91		$11.57	$10.25
Investment operations:
Net investment income (loss) (A)	(0.02)	0.09	0.19	(B)	0.21	0.17
Net realized and unrealized gain (loss)	(0.17)	0.05	(0.35	)(C)	(3.60)	1.41
Total investment operations	(0.19)	0.14	(0.16)		(3.39)	1.58
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.25)	(0.20)		(0.06)	(0.21)
Net realized gains	—	—	—		(0.07)	(0.05)
Return of capital	(0.24)	(0.10)	—		(0.14)	—
Total dividends and/or distributions to shareholders	(0.30)	(0.35)	(0.20)		(0.27)	(0.26)
Net asset value, end of year	$6.85	$7.34	$7.55		$7.91	$11.57
Total return (D)	(2.66)%	1.64%	(1.79)%		(29.61)%	15.59%
Ratio and supplemental data:
Net assets end of year (000’s)	$15,955	$23,673	$31,067		$37,877	$53,064
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.39%	2.36%	2.36%		2.27%	2.26%
Including waiver and/or reimbursement and recapture	2.35%	2.35%	2.35	%(B)	2.27%	2.26%
Net investment income (loss) to average net assets	(0.29)%	1.10%	2.73	%(B)	2.11%	1.47%
Portfolio turnover rate	33%	41%	79%		67%	46%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica MLP & Energy Income
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$7.37	$7.59	$7.95		$11.63	$10.28
Investment operations:
Net investment income (loss) (A)	0.07	0.16	0.26	(B)	0.31	0.29
Net realized and unrealized gain (loss)	(0.17)	0.05	(0.34	)(C)	(3.61)	1.41
Total investment operations	(0.10)	0.21	(0.08)		(3.30)	1.70
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.31)	(0.28)		(0.10)	(0.30)
Net realized gains	—	—	—		(0.07)	(0.05)
Return of capital	(0.30)	(0.12)	—		(0.21)	—
Total dividends and/or distributions to shareholders	(0.38)	(0.43)	(0.28)		(0.38)	(0.35)
Net asset value, end of year	$6.89	$7.37	$7.59		$7.95	$11.63
Total return	(1.42)%	2.61%	(0.68)%		(28.92)%	16.69%
Ratio and supplemental data:
Net assets end of year (000’s)	$21,257	$48,023	$39,716		$63,695	$112,833
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.30%	1.29%	1.26%		1.23%	1.27%
Including waiver and/or reimbursement and recapture	1.30%	1.29%	1.25	%(B)	1.23%	1.27%
Net investment income (loss) to average net assets	1.02%	2.05%	3.79	%(B)	3.08%	2.52%
Portfolio turnover rate	33%	41%	79%		67%	46%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the years indicated:	Transamerica MLP & Energy Income
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$7.38	$7.60	$7.95		$11.63	$10.28
Investment operations:
Net investment income (loss) (A)	0.07	0.17	0.25	(B)	0.33	0.31
Net realized and unrealized gain (loss)	(0.17)	0.05	(0.31	)(C)	(3.62)	1.40
Total investment operations	(0.10)	0.22	(0.06)		(3.29)	1.71
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.32)	(0.29)		(0.10)	(0.31)
Net realized gains	—	—	—		(0.07)	(0.05)
Return of capital	(0.31)	(0.12)	—		(0.22)	—
Total dividends and/or distributions to shareholders	(0.39)	(0.44)	(0.29)		(0.39)	(0.36)
Net asset value, end of year	$6.89	$7.38	$7.60		$7.95	$11.63
Total return	(1.44)%	2.70%	(0.45)%		(28.84)%	16.79%
Ratio and supplemental data:
Net assets end of year (000’s)	$258,764	$209,277	$268,516		$346,050	$463,787
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20%	1.19%	1.16%		1.14%	1.17%
Including waiver and/or reimbursement and recapture	1.20%	1.19%	1.15	%(B)	1.14%	1.17%
Net investment income (loss) to average net assets	0.95%	2.18%	3.69	%(B)	3.26%	2.73%
Portfolio turnover rate	33%	41%	79%		67%	46%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica MLP & Energy Income
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$7.46	$8.10
Investment operations:
Net investment income (loss) (B)	0.04	0.03
Net realized and unrealized gain (loss)	(0.16)	(0.45	)(C)
Total investment operations	(0.12)	(0.42)
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.16)
Return of capital	(0.30)	(0.06)
Total dividends and/or distributions to shareholders	(0.37)	(0.22)
Net asset value, end of period/year	$6.97	$7.46
Total return (D)	(1.67)%	(5.27	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$9	$9
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.45%	1.44	%(F)
Including waiver and/or reimbursement and recapture	1.45%	1.44	%(F)
Net investment income (loss) to average net assets	0.50%	0.57	%(F)
Portfolio turnover rate	33%	41%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica MLP & Energy Income
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$7.47	$7.99
Investment operations:
Net investment income (loss) (B)	0.04	0.12
Net realized and unrealized gain (loss)	(0.15)	(0.32	)(C)
Total investment operations	(0.11)	(0.20)
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.23)
Return of capital	(0.30)	(0.09)
Total dividends and/or distributions to shareholders	(0.38)	(0.32)
Net asset value, end of period/year	$6.98	$7.47
Total return	(1.58)%	(2.63	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.40%	1.38	%(E)
Including waiver and/or reimbursement and recapture	1.35%	1.35	%(E)
Net investment income (loss) to average net assets	0.60%	1.66	%(E)
Portfolio turnover rate	33%	41%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$7.08	$7.20	$8.99		$11.29	$10.73
Investment operations:
Net investment income (loss) (A)	(0.02)	(0.01)	(0.03	)(B)	(0.09)	(0.04)
Net realized and unrealized gain (loss)	0.56	1.34	(0.93)		(0.99)	1.05
Total investment operations	0.54	1.33	(0.96)		(1.08)	1.01
Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.00	)(C)	—	—
Net realized gains	(0.36)	(1.45)	(0.83)		(1.22)	(0.45)
Total dividends and/or distributions to shareholders	(0.36)	(1.45)	(0.83)		(1.22)	(0.45)
Net asset value, end of year	$7.26	$7.08	$7.20		$8.99	$11.29
Total return (D)	7.67%	21.44%	(12.04)%		(10.56)%	9.57%
Ratio and supplemental data:
Net assets end of year (000’s)	$54,794	$50,449	$46,433		$71,255	$104,933
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.45%	1.48%	1.44%		1.35%	1.37%
Including waiver and/or reimbursement and recapture	1.25%	1.25%	1.32	%(B)	1.35%	1.37%
Net investment income (loss) to average net assets	(0.25)%	(0.14)%	(0.38	)%(B)	(0.94)%	(0.39)%
Portfolio turnover rate	32%	16%	101%		27%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth
	Class B
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$5.46	$5.90	$7.57		$9.78	$9.43
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.05)	(0.08	)(B)	(0.16)	(0.12)
Net realized and unrealized gain (loss)	0.42	1.06	(0.76)		(0.83)	0.92
Total investment operations	0.37	1.01	(0.84)		(0.99)	0.80
Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.00	)(C)	—	—
Net realized gains	(0.36)	(1.45)	(0.83)		(1.22)	(0.45)
Total dividends and/or distributions to shareholders	(0.36)	(1.45)	(0.83)		(1.22)	(0.45)
Net asset value, end of year	$5.47	$5.46	$5.90		$7.57	$9.78
Total return (D)	6.77%	20.55%	(12.78)%		(11.37)%	8.63%
Ratio and supplemental data:
Net assets end of year (000’s)	$374	$657	$1,141		$2,257	$4,079
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	3.07%	2.78%	2.52%		2.30%	2.23%
Including waiver and/or reimbursement and recapture	2.00%	2.00%	2.14	%(B)	2.30%	2.23%
Net investment income (loss) to average net assets	(0.99)%	(0.88)%	(1.22	)%(B)	(1.90)%	(1.27)%
Portfolio turnover rate	32%	16%	101%		27%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$5.54	$5.97	$7.64		$9.85	$9.48
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.05)	(0.07	)(B)	(0.15)	(0.11)
Net realized and unrealized gain (loss)	0.42	1.07	(0.77)		(0.84)	0.93
Total investment operations	0.37	1.02	(0.84)		(0.99)	0.82
Dividends and/or distributions to shareholders:
Net realized gains	(0.36)	(1.45)	(0.83)		(1.22)	(0.45)
Net asset value, end of year	$5.55	$5.54	$5.97		$7.64	$9.85
Total return (C)	6.67%	20.54%	(12.64)%		(11.27)%	8.80%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,959	$7,943	$7,695		$10,378	$13,296
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.16%	2.16%	2.19%		2.15%	2.14%
Including waiver and/or reimbursement and recapture	2.00%	2.00%	2.07	%(B)	2.15%	2.14%
Net investment income (loss) to average net assets	(0.96)%	(0.89)%	(1.14	)%(B)	(1.74)%	(1.16)%
Portfolio turnover rate	32%	16%	101%		27%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth
Class I
October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014
Net asset value, beginning of year	$7.83	$7.81	$9.65	$11.98	$11.32
Investment operations:
Net investment income (loss) (A)	0.01	0.01	(0.00	)(B)(C)	(0.06)	0.00	(B)
Net realized and unrealized gain (loss)	0.62	1.47	(1.01)	(1.05)	1.11
Total investment operations	0.63	1.48	(1.01)	(1.11)	1.11
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.01)	(0.00	)(B)	—	—
Net realized gains	(0.36)	(1.45)	(0.83)	(1.22)	(0.45)
Total dividends and/or distributions to shareholders	(0.37)	(1.46)	(0.83)	(1.22)	(0.45)
Net asset value, end of year	$8.09	$7.83	$7.81	$9.65	$11.98
Total return	8.05%	21.71%	(11.71)%	(10.17)%	9.97%
Ratio and supplemental data:
Net assets end of year (000’s)	$56,246	$59,218	$38,914	$51,011	$65,747
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.94%	0.99%	1.00%	0.99%
Including waiver and/or reimbursement and recapture	0.92%	0.94%	0.96	%(C)	1.00%	0.99%
Net investment income (loss) to average net assets	0.08%	0.17%	(0.03	)%(C)	(0.58)%	(0.02)%
Portfolio turnover rate	32%	16%	101%	27%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$7.96	$7.92	$9.76		$12.10	$11.41
Investment operations:
Net investment income (loss) (A)	0.02	0.03	0.01	(B)	(0.05)	0.02
Net realized and unrealized gain (loss)	0.63	1.48	(1.02)		(1.06)	1.12
Total investment operations	0.65	1.51	(1.01)		(1.11)	1.14
Dividends and/or distributions to shareholders:
Net investment income	(0.02)	(0.02)	—		(0.01)	—
Net realized gains	(0.36)	(1.45)	(0.83)		(1.22)	(0.45)
Total dividends and/or distributions to shareholders	(0.38)	(1.47)	(0.83)		(1.23)	(0.45)
Net asset value, end of year	$8.23	$7.96	$7.92		$9.76	$12.10
Total return	8.20%	21.90%	(11.56)%		(10.05)%	10.16%
Ratio and supplemental data:
Net assets end of year (000’s)	$169,131	$139,215	$164,552		$312,108	$593,507
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.78%	0.81%		0.83%	0.83%
Including waiver and/or reimbursement and recapture	0.77%	0.78%	0.78	%(B)	0.83%	0.83%
Net investment income (loss) to average net assets	0.24%	0.33%	0.15	%(B)	(0.43)%	0.14%
Portfolio turnover rate	32%	16%	101%		27%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and year indicated:	Transamerica Multi-Cap Growth
	Class T1
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$7.08		$6.57
Investment operations:
Net investment income (loss) (B)	(0.00	)(C)	(0.00	)(C)
Net realized and unrealized gain (loss)	0.56		0.51
Total investment operations	0.56		0.51
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	—
Net realized gains	(0.36)		—
Total dividends and/or distributions to shareholders	(0.36)		—
Net asset value, end of period/year	$7.28		$7.08
Total return (E)	7.96%		7.76	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$12		$11
Expenses to average net assets	1.02%		1.02	%(F)
Net investment income (loss) to average net assets	(0.01)%		(0.02	)%(F)
Portfolio turnover rate	32%		16%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Multi-Cap Growth
	Advisor Class
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$7.84		$8.21
Investment operations:
Net investment income (loss) (B)	0.00	(C)	0.00	(C)
Net realized and unrealized gain (loss)	0.61		1.08
Total investment operations	0.61		1.08
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	—
Net realized gains	(0.36)		(1.45)
Total dividends and/or distributions to shareholders	(0.36)		(1.45)
Net asset value, end of period/year	$8.09		$7.84
Total return	7.88%		15.82	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$12		$11
Expenses to average net assets	0.97%		0.98	%(E)
Net investment income (loss) to average net assets	0.04%		0.06	%(E)
Portfolio turnover rate	32%		16%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$27.90	$24.88	$24.86		$25.61	$24.23
Investment operations:
Net investment income (loss) (A)	0.34	0.28	0.25	(B)	0.24	0.24	(C)
Net realized and unrealized gain (loss)	0.24	3.15	0.61		0.41	2.57
Total investment operations	0.58	3.43	0.86		0.65	2.81
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.32)	(0.26)		(0.25)	(0.31)
Net realized gains	(0.59)	(0.09)	(0.58)		(1.15)	(1.12)
Total dividends and/or distributions to shareholders	(0.94)	(0.41)	(0.84)		(1.40)	(1.43)
Net asset value, end of year	$27.54	$27.90	$24.88		$24.86	$25.61
Total return (D)	2.05%	13.89%	3.57%		2.58%	12.11%
Ratio and supplemental data:
Net assets end of year (000’s)	$532,861	$573,224	$406,606		$210,457	$174,817
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.03%	1.10%		1.14%	1.23	%(E)
Including waiver and/or reimbursement and recapture	1.03%	1.03%	1.08	%(B)	1.14%	1.23	%(E)
Net investment income (loss) to average net assets	1.22%	1.07%	1.04	%(B)	0.97%	1.00	%(C)
Portfolio turnover rate	48%	39%	35%		39%	102	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class B
	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$27.72	$24.72		$24.70		$25.45	$24.09
Investment operations:
Net investment income (loss) (A)	0.03	(0.00	)(B)	0.01	(C)	0.01	0.02	(D)
Net realized and unrealized gain (loss)	0.23	3.12		0.59		0.40	2.55
Total investment operations	0.26	3.12		0.60		0.41	2.57
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.03)		(0.00	)(B)	(0.01)	(0.09)
Net realized gains	(0.59)	(0.09)		(0.58)		(1.15)	(1.12)
Total dividends and/or distributions to shareholders	(0.60)	(0.12)		(0.58)		(1.16)	(1.21)
Net asset value, end of year	$27.38	$27.72		$24.72		$24.70	$25.45
Total return (E)	0.87%	12.63%		2.52%		1.62%	11.07%
Ratio and supplemental data:
Net assets end of year (000’s)	$942	$2,242		$3,470		$5,344	$6,579
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.39%	2.14%		2.12%		2.08%	2.15	%(F)
Including waiver and/or reimbursement and recapture	2.15%	2.14%		2.11	%(C)	2.08%	2.15	%(F)
Net investment income (loss) to average net assets	0.11%	(0.01)%		0.06	%(C)	0.05%	0.10	%(D)
Portfolio turnover rate	48%	39%		35%		39%	102	%(G)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$27.41	$24.45	$24.44		$25.21	$23.88
Investment operations:
Net investment income (loss) (A)	0.13	0.08	0.08	(B)	0.07	0.08	(C)
Net realized and unrealized gain (loss)	0.22	3.09	0.59		0.40	2.53
Total investment operations	0.35	3.17	0.67		0.47	2.61
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.12)	(0.08)		(0.09)	(0.16)
Net realized gains	(0.59)	(0.09)	(0.58)		(1.15)	(1.12)
Total dividends and/or distributions to shareholders	(0.72)	(0.21)	(0.66)		(1.24)	(1.28)
Net asset value, end of year	$27.04	$27.41	$24.45		$24.44	$25.21
Total return (D)	1.25%	13.02%	2.84%		1.87%	11.38%
Ratio and supplemental data:
Net assets end of year (000’s)	$184,727	$222,884	$208,410		$184,907	$132,473
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.79%	1.79%	1.83%		1.84%	1.90	%(E)
Including waiver and/or reimbursement and recapture	1.79%	1.79%	1.82	%(B)	1.84%	1.90	%(E)
Net investment income (loss) to average net assets	0.47%	0.32%	0.33	%(B)	0.27%	0.32	%(C)
Portfolio turnover rate	48%	39%	35%		39%	102	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$28.03	$24.99	$24.96		$25.70	$24.31
Investment operations:
Net investment income (loss) (A)	0.41	0.34	0.32	(B)	0.31	0.33	(C)
Net realized and unrealized gain (loss)	0.23	3.16	0.60		0.42	2.57
Total investment operations	0.64	3.50	0.92		0.73	2.90
Dividends and/or distributions to shareholders:
Net investment income	(0.41)	(0.37)	(0.31)		(0.32)	(0.39)
Net realized gains	(0.59)	(0.09)	(0.58)		(1.15)	(1.12)
Total dividends and/or distributions to shareholders	(1.00)	(0.46)	(0.89)		(1.47)	(1.51)
Net asset value, end of year	$27.67	$28.03	$24.99		$24.96	$25.70
Total return	2.26%	14.13%	3.83%		2.90%	12.46%
Ratio and supplemental data:
Net assets end of year (000’s)	$232,308	$266,637	$208,512		$199,378	$176,667
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.82%	0.84%		0.86%	0.92	%(D)
Including waiver and/or reimbursement and recapture	0.82%	0.82%	0.84	%(B)	0.86%	0.92	%(D)
Net investment income (loss) to average net assets	1.44%	1.28%	1.32	%(B)	1.26%	1.32	%(C)
Portfolio turnover rate	48%	39%	35%		39%	102	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Multi-Managed Balanced
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$28.03	$24.99	$24.95		$25.40
Investment operations:
Net investment income (loss) (B)	0.44	0.37	0.25	(C)	0.13
Net realized and unrealized gain (loss)	0.23	3.16	0.71		(0.40	)(D)
Total investment operations	0.67	3.53	0.96		(0.27)
Dividends and/or distributions to shareholders:
Net investment income	(0.44)	(0.40)	(0.34)		(0.18)
Net realized gains	(0.59)	(0.09)	(0.58)		—
Total dividends and/or distributions to shareholders	(1.03)	(0.49)	(0.92)		(0.18)
Net asset value, end of period/year	$27.67	$28.03	$24.99		$24.95
Total return	2.37%	14.25%	3.99%		(1.07	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$7,149	$9,749	$6,316		$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.71%	0.73%		0.75	%(F)
Including waiver and/or reimbursement and recapture	0.71%	0.71%	0.73	%(C)	0.75	%(F)
Net investment income (loss) to average net assets	1.54%	1.39%	1.02	%(C)	1.19	%(F)
Portfolio turnover rate	48%	39%	35%		39%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Multi-Managed Balanced
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$27.97	$26.50
Investment operations:
Net investment income (loss) (B)	0.37	0.17
Net realized and unrealized gain (loss)	0.23	1.48
Total investment operations	0.60	1.65
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.18)
Net realized gains	(0.59)	—
Total dividends and/or distributions to shareholders	(0.96)	(0.18)
Net asset value, end of period/year	$27.61	$27.97
Total return (C)	2.09%	6.24	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.95	%(E)
Including waiver and/or reimbursement and recapture	0.95%	0.95	%(E)
Net investment income (loss) to average net assets	1.30%	1.03	%(E)
Portfolio turnover rate	48%	39%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Multi-Managed Balanced
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$28.08	$26.63
Investment operations:
Net investment income (loss) (B)	0.37	0.20
Net realized and unrealized gain (loss)	0.25	1.45
Total investment operations	0.62	1.65
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.20)
Net realized gains	(0.59)	—
Total dividends and/or distributions to shareholders	(0.98)	(0.20)
Net asset value, end of period/year	$27.72	$28.08
Total return	2.20%	6.20	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$88	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%	0.90	%(D)
Including waiver and/or reimbursement and recapture	0.91%	0.90	%(D)
Net investment income (loss) to average net assets	1.32%	1.11	%(D)
Portfolio turnover rate	48%	39%

(A)	Commenced operations on March 3, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
Class A
October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014
Net asset value, beginning of year	$10.22	$10.23	$10.19	$10.37	$10.45
Investment operations:
Net investment income (loss) (A)	0.22	0.19	0.20	(B)	0.20	0.21
Net realized and unrealized gain (loss)	(0.17)	0.01	0.06	(0.15)	0.00	(C)
Total investment operations	0.05	0.20	0.26	0.05	0.21
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.21)	(0.20)	(0.21)	(0.23)
Net realized gains	—	—	—	(0.02)	(0.06)
Return of capital	—	—	(0.02)	—	—
Total dividends and/or distributions to shareholders	(0.22)	(0.21)	(0.22)	(0.23)	(0.29)
Net asset value, end of year	$10.05	$10.22	$10.23	$10.19	$10.37
Total return (D)	0.53%	1.90%	2.60%	0.53%	1.97%
Ratio and supplemental data:
Net assets end of year (000’s)	$732,815	$940,515	$934,615	$976,715	$1,012,764
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.84%	0.85%	0.84%	0.86%
Including waiver and/or reimbursement and recapture	0.85%	0.84%	0.84	%(B)	0.84%	0.84%
Net investment income (loss) to average net assets	2.16%	1.84%	1.95	%(B)	1.94%	2.05%
Portfolio turnover rate	60%	52%	45%	66%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$10.20	$10.21	$10.17		$10.35	$10.43
Investment operations:
Net investment income (loss) (A)	0.14	0.11	0.12	(B)	0.12	0.14
Net realized and unrealized gain (loss)	(0.16)	0.01	0.06		(0.14)	(0.01)
Total investment operations	(0.02)	0.12	0.18		(0.02)	0.13
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.13)	(0.12)		(0.14)	(0.15)
Net realized gains	—	—	—		(0.02)	(0.06)
Return of capital	—	—	(0.02)		—	—
Total dividends and/or distributions to shareholders	(0.15)	(0.13)	(0.14)		(0.16)	(0.21)
Net asset value, end of year	$10.03	$10.20	$10.21		$10.17	$10.35
Total return (C)	(0.24)%	1.12%	1.82%		(0.23)%	1.20%
Ratio and supplemental data:
Net assets end of year (000’s)	$393,543	$517,918	$621,425		$721,293	$847,407
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.62%	1.61%	1.61%		1.60%	1.59%
Including waiver and/or reimbursement and recapture	1.62%	1.61%	1.60	% (B)	1.60%	1.59%
Net investment income (loss) to average net assets	1.40%	1.07%	1.18	% (B)	1.19%	1.30%
Portfolio turnover rate	60%	52%	45%		66%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$10.05	$10.05	$10.01		$10.19	$10.27
Investment operations:
Net investment income (loss) (A)	0.24	0.20	0.21	(B)	0.22	0.23
Net realized and unrealized gain (loss)	(0.17)	0.02	0.07		(0.15)	(0.01)
Total investment operations	0.07	0.22	0.28		0.07	0.22
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.22)	(0.21)		(0.23)	(0.24)
Net realized gains	—	—	—		(0.02)	(0.06)
Return of capital	—	—	(0.03)		—	—
Total dividends and/or distributions to shareholders	(0.24)	(0.22)	(0.24)		(0.25)	(0.30)
Net asset value, end of year	$9.88	$10.05	$10.05		$10.01	$10.19
Total return	0.71%	2.21%	2.82%		0.71%	2.18%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,451,634	$1,312,220	$979,858		$822,063	$804,004
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.65%	0.64%	0.64%		0.63%	0.63%
Including waiver and/or reimbursement and recapture	0.65%	0.64%	0.63	%(B)	0.63%	0.63%
Net investment income (loss) to average net assets	2.39%	2.04%	2.15	%(B)	2.15%	2.25%
Portfolio turnover rate	60%	52%	45%		66%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$10.04	$10.04	$10.01		$10.18	$10.27
Investment operations:
Net investment income (loss) (A)	0.24	0.22	0.22	(B)	0.23	0.24
Net realized and unrealized gain (loss)	(0.16)	0.01	0.06		(0.14)	(0.02)
Total investment operations	0.08	0.23	0.28		0.09	0.22
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.23)	(0.22)		(0.24)	(0.25)
Net realized gains	—	—	—		(0.02)	(0.06)
Return of capital	—	—	(0.03)		—	—
Total dividends and/or distributions to shareholders	(0.25)	(0.23)	(0.25)		(0.26)	(0.31)
Net asset value, end of year	$9.87	$10.04	$10.04		$10.01	$10.18
Total return	0.81%	2.31%	2.81%		0.91%	2.18%
Ratio and supplemental data:
Net assets end of year (000’s)	$220,648	$427,397	$282,016		$1,223,002	$1,400,475
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.55%	0.54%	0.54%		0.53%	0.53%
Including waiver and/or reimbursement and recapture	0.55%	0.54%	0.54	%(B)	0.53%	0.53%
Net investment income (loss) to average net assets	2.45%	2.15%	2.21	%(B)	2.25%	2.37%
Portfolio turnover rate	60%	52%	45%		66%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Short-Term Bond
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.03	$10.04	$10.01		$10.12
Investment operations:
Net investment income (loss) (B)	0.26	0.21	0.23	(C)	0.09
Net realized and unrealized gain (loss)	(0.17)	0.01	0.05		(0.10)
Total investment operations	0.09	0.22	0.28		(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.23)	(0.22)		(0.10)
Return of capital	—	—	(0.03)		—
Total dividends and/or distributions to shareholders	(0.25)	(0.23)	(0.25)		(0.10)
Net asset value, end of period/year	$9.87	$10.03	$10.04		$10.01
Total return	0.92%	2.21%	2.82%		(0.09	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$26,240	$1,412	$372		$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.55%	0.54%	0.54%		0.53	%(E)
Including waiver and/or reimbursement and recapture	0.55%	0.54%	0.52	%(C)	0.53	%(E)
Net investment income (loss) to average net assets	2.65%	2.14%	2.26	%(C)	2.22	%(E)
Portfolio turnover rate	60%	52%	45%		66	%(D)

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Short-Term Bond
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.22	$10.19
Investment operations:
Net investment income (loss) (B)	0.23	0.12
Net realized and unrealized gain (loss)	(0.16)	0.04
Total investment operations	0.07	0.16
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.13)
Net asset value, end of period/year	$10.06	$10.22
Total return (C)	0.69%	1.55	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$10
Expenses to average net assets	0.79%	0.79	%(E)
Net investment income (loss) to average net assets	2.24%	1.83	%(E)
Portfolio turnover rate	60%	52%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Short-Term Bond
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.05	$9.98
Investment operations:
Net investment income (loss) (B)	0.24	0.17
Net realized and unrealized gain (loss)	(0.16)	0.08
Total investment operations	0.08	0.25
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.18)
Net asset value, end of period/year	$9.90	$10.05
Total return	0.82%	2.55	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,454	$41
Expenses to average net assets	0.75%	0.74	%(D)
Net investment income (loss) to average net assets	2.40%	1.94	%(D)
Portfolio turnover rate	60%	52%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Small Cap Core
	Class A
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.72		$11.36
Investment operations:
Net investment income (loss) (B)	0.04		0.02
Net realized and unrealized gain (loss)	0.24		0.34
Total investment operations	0.28		0.36
Dividends and/or distributions to shareholders:
Net investment income	(0.15)		—
Net realized gains	(0.37)		—
Total dividends and/or distributions to shareholders	(0.52)		—
Net asset value, end of period/year	$11.48		$11.72
Total return (C)	2.24%		3.17	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,356		$3,490
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.32%		1.35	%(E)
Including waiver and/or reimbursement and recapture	1.20	%(F)	1.30	%(E)
Net investment income (loss) to average net assets	0.34%		0.22	%(E)
Portfolio turnover rate	86%		53	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.
(F)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Small Cap Core
	Class C
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.54		$11.24
Investment operations:
Net investment income (loss) (B)	(0.05)		(0.04)
Net realized and unrealized gain (loss)	0.24		0.34
Total investment operations	0.19		0.30
Dividends and/or distributions to shareholders:
Net investment income	(0.06)		—
Net realized gains	(0.37)		—
Total dividends and/or distributions to shareholders	(0.43)		—
Net asset value, end of period/year	$11.30		$11.54
Total return (C)	1.58%		2.67	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$668		$638
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.06%		2.07	%(E)
Including waiver and/or reimbursement and recapture	1.95	%(F)	2.05	%(E)
Net investment income (loss) to average net assets	(0.40)%		(0.49	)%(E)
Portfolio turnover rate	86%		53	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.
(F)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and year indicated:	Transamerica Small Cap Core
	Class I
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.78		$11.40
Investment operations:
Net investment income (loss) (B)	0.07		0.04
Net realized and unrealized gain (loss)	0.23		0.34
Total investment operations	0.30		0.38
Dividends and/or distributions to shareholders:
Net investment income	(0.18)		—
Net realized gains	(0.37)		—
Total dividends and/or distributions to shareholders	(0.55)		—
Net asset value, end of period/year	$11.53		$11.78
Total return	2.38%		3.33	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,047		$1,689
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%		0.99	%(D)
Including waiver and/or reimbursement and recapture	0.95	%(E)	1.05	%(D)
Net investment income (loss) to average net assets	0.57%		0.48	%(D)
Portfolio turnover rate	86%		53	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Small Cap Core
	Class I2
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.79		$11.40
Investment operations:
Net investment income (loss) (B)	0.09		0.05
Net realized and unrealized gain (loss)	0.24		0.34
Total investment operations	0.33		0.39
Dividends and/or distributions to shareholders:
Net investment income	(0.19)		—
Net realized gains	(0.37)		—
Total dividends and/or distributions to shareholders	(0.56)		—
Net asset value, end of period/year	$11.56		$11.79
Total return	2.63%		3.42	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$21,106		$29,564
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%		0.85	%(D)
Including waiver and/or reimbursement and recapture	0.86	%(E)	0.93	%(D)
Net investment income (loss) to average net assets	0.72%		0.63	%(D)
Portfolio turnover rate	86%		53	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and year indicated:	Transamerica Small Cap Core
	Class I3
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.80		$11.40
Investment operations:
Net investment income (loss) (B)	0.09		0.05
Net realized and unrealized gain (loss)	0.22		0.35
Total investment operations	0.31		0.40
Dividends and/or distributions to shareholders:
Net investment income	(0.07)		—
Net realized gains	(0.37)		—
Total dividends and/or distributions to shareholders	(0.44)		—
Net asset value, end of period/year	$11.67		$11.80
Total return	2.57%		3.51	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$137,326		$153,587
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%		0.98	%(D)
Including waiver and/or reimbursement and recapture	0.85	%(E)	0.85	%(D)
Net investment income (loss) to average net assets	0.71%		0.70	%(D)
Portfolio turnover rate	86%		53	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Small Cap Core
	Class R
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.75		$11.40
Investment operations:
Net investment income (loss) (B)	0.02		0.01
Net realized and unrealized gain (loss)	0.24		0.34
Total investment operations	0.26		0.35
Dividends and/or distributions to shareholders:
Net investment income	(0.02)		—
Net realized gains	(0.37)		—
Total dividends and/or distributions to shareholders	(0.39)		—
Net asset value, end of period/year	$11.62		$11.75
Total return	2.12%		3.07	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$46,718		$53,017
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.42%		1.48	%(D)
Including waiver and/or reimbursement and recapture	1.35	%(E)	1.48	%(D)
Net investment income (loss) to average net assets	0.20%		0.08	%(D)
Portfolio turnover rate	86%		53	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Core
	Class R4
	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of period/year	$11.78		$11.53		$9.45		$10.57	$10.25	$7.73
Investment operations:
Net investment income (loss) (D)	0.06		0.04		0.08		0.08	0.08	0.04
Net realized and unrealized gain (loss)	0.22		0.22		2.08		(1.11)	0.32	2.52
Total investment operations	0.28		0.26		2.16		(1.03)	0.40	2.56
Dividends and/or distributions to shareholders:
Net investment income	(0.05)		(0.01)		(0.08)		(0.09)	(0.08)	(0.04)
Net realized gains	(0.37)		—		—		—	—	—
Total dividends and/or distributions to shareholders	(0.42)		(0.01)		(0.08)		(0.09)	(0.08)	(0.04)
Net asset value, end of period/year	$11.64		$11.78		$11.53		$9.45	$10.57	$10.25
Total return	2.27%		2.27	%(E)	23.08%		(9.72)%	3.94%	33.23%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,648		$8,970		$14,540		$12,719	$27,550	$30,567
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.17%		1.30	%(F)	1.50%		1.32%	1.28%	1.27%
Including waiver and/or reimbursement and recapture	1.10	%(G)	1.11	%(F)(H)	1.07	%(I)	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.50%		0.34	%(F)	0.80%		0.82%	0.78%	0.46%
Portfolio turnover rate	86%		53	%(E)	122%		132%	148%	195%

(A)	Transamerica Partners Institutional Small Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Small Core, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 1.44-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	TAM has voluntarily agreed to waive a portion of its management fee.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
((I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Small Cap Core
	Class T1
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.72		$11.58
Investment operations:
Net investment income (loss) (B)	0.05		0.02
Net realized and unrealized gain (loss)	0.25		0.12
Total investment operations	0.30		0.14
Dividends and/or distributions to shareholders:
Net investment income	(0.05)		—
Net realized gains	(0.37)		—
Total dividends and/or distributions to shareholders	(0.42)		—
Net asset value, end of period/year	$11.60		$11.72
Total return (C)	2.37%		1.21	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10		$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.17%		1.23	%(E)
Including waiver and/or reimbursement and recapture	1.10	%(F)	1.23	%(E)
Net investment income (loss) to average net assets	0.44%		0.25	%(E)
Portfolio turnover rate	86%		53	%(D)

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.
(F)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and year indicated:	Transamerica Small Cap Core
	Advisor Class
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.80		$11.43
Investment operations:
Net investment income (loss) (B)	0.06		0.03
Net realized and unrealized gain (loss)	0.24		0.34
Total investment operations	0.30		0.37
Dividends and/or distributions to shareholders:
Net investment income	(0.18)		—
Net realized gains	(0.37)		—
Total dividends and/or distributions to shareholders	(0.55)		—
Net asset value, end of period/year	$11.55		$11.80
Total return	2.46%		3.24	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10		$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%		1.09	%(D)
Including waiver and/or reimbursement and recapture	1.05	%(E)	1.05	%(D)
Net investment income (loss) to average net assets	0.48%		0.49	%(D)
Portfolio turnover rate	86%		53	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class A
	October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$6.89		$12.15		$12.82		$12.87	$12.37
Investment operations:
Net investment income (loss) (A)	(0.04)		(0.06)		(0.10	)(B)	(0.03)	(0.11)
Net realized and unrealized gain (loss)	0.34		2.42		0.49		1.03	0.61
Total investment operations	0.30		2.36		0.39		1.00	0.50
Dividends and/or distributions to shareholders:
Net realized gains	(0.68)		(7.62)		(1.06)		(1.05)	—
Net asset value, end of year	$6.51		$6.89		$12.15		$12.82	$12.87
Total return (C)	4.50%		26.31%		3.42%		8.27%	4.04%
Ratio and supplemental data:
Net assets end of year (000’s)	$18,537		$15,520		$8,835		$2,882	$862
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.41%		1.51%		1.36%		1.30%	1.35%
Including waiver and/or reimbursement and recapture	1.25	%(D)	1.41	%(E)	1.35	%(B)	1.30%	1.35%
Net investment income (loss) to average net assets	(0.55)%		(0.92)%		(0.82	)%(B)	(0.26)%	(0.87)%
Portfolio turnover rate	55%		80%		43%		60%	73%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	TAM has voluntarily agreed to waive a portion of its management fee.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class C
	October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$6.35		$11.77		$12.55		$12.70	$12.28
Investment operations:
Net investment income (loss) (A)	(0.08)		(0.10)		(0.18	)(B)	(0.15)	(0.19)
Net realized and unrealized gain (loss)	0.32		2.30		0.46		1.05	0.61
Total investment operations	0.24		2.20		0.28		0.90	0.42
Dividends and/or distributions to shareholders:
Net realized gains	(0.68)		(7.62)		(1.06)		(1.05)	—
Net asset value, end of year	$5.91		$6.35		$11.77		$12.55	$12.70
Total return (C)	3.87%		25.22%		2.56%		7.54%	3.42%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,604		$3,588		$1,369		$1,380	$628
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.15%		2.23%		2.10%		2.02%	1.99%
Including waiver and/or reimbursement and recapture	2.00	%(D)	2.16	%(E)	2.09	%(B)	2.02%	1.99%
Net investment income (loss) to average net assets	(1.32)%		(1.69)%		(1.54	)%(B)	(1.20)%	(1.51)%
Portfolio turnover rate	55%		80%		43%		60%	73%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	TAM has voluntarily agreed to waive a portion of its management fee.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I
	October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$7.09		$12.30		$12.94		$12.94	$12.39
Investment operations:
Net investment income (loss) (A)	(0.02)		(0.05)		(0.06	)(B)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	0.35		2.46		0.48		1.11	0.62
Total investment operations	0.33		2.41		0.42		1.05	0.55
Dividends and/or distributions to shareholders:
Net realized gains	(0.68)		(7.62)		(1.06)		(1.05)	—
Net asset value, end of year	$6.74		$7.09		$12.30		$12.94	$12.94
Total return	4.82%		26.40%		3.64%		8.63%	4.44%
Ratio and supplemental data:
Net assets end of year (000’s)	$31,592		$27,564		$2,042		$2,540	$510
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.11%		1.18%		1.03%		1.00%	1.03%
Including waiver and/or reimbursement and recapture	1.00	%(C)	1.16	%(D)	1.03	%(B)	1.00%	1.03%
Net investment income (loss) to average net assets	(0.31)%		(0.69)%		(0.48	)%(B)	(0.44)%	(0.54)%
Portfolio turnover rate	55%		80%		43%		60%	73%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	TAM has voluntarily agreed to waive a portion of its management fee.
(D)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I2
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$7.18		$12.36	$12.99		$12.97	$12.41
Investment operations:
Net investment income (loss) (A)	(0.01)		(0.04)	(0.04	)(B)	0.01	(0.05)
Net realized and unrealized gain (loss)	0.36		2.48	0.47		1.06	0.61
Total investment operations	0.35		2.44	0.43		1.07	0.56
Dividends and/or distributions to shareholders:
Net investment income	—		—	—		—	(0.00	)(C)
Net realized gains	(0.68)		(7.62)	(1.06)		(1.05)	—
Total dividends and/or distributions to shareholders	(0.68)		(7.62)	(1.06)		(1.05)	(0.00	)(C)
Net asset value, end of year	$6.85		$7.18	$12.36		$12.99	$12.97
Total return	5.06%		26.63%	3.71%		8.78%	4.51%
Ratio and supplemental data:
Net assets end of year (000’s)	$35,995		$47,690	$53,790		$539,006	$528,891
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%		1.09%	0.92%		0.89%	0.89%
Including waiver and/or reimbursement and recapture	0.91	%(D)	1.09%	0.91	%(B)	0.89%	0.89%
Net investment income (loss) to average net assets	(0.20)%		(0.57)%	(0.32	)%(B)	0.07%	(0.41)%
Portfolio turnover rate	55%		80%	43%		60%	73%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Small Cap Growth
	Class I3
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$7.19		$6.44
Investment operations:
Net investment income (loss) (B)	(0.01)		(0.02)
Net realized and unrealized gain (loss)	0.34		0.77
Total investment operations	0.33		0.75
Dividends and/or distributions to shareholders:
Net realized gains	(0.68)		—
Net asset value, end of period/year	$6.84		$7.19
Total return	4.90%		11.65	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$29,619		$34,587
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%		1.07	%(D)
Including waiver and/or reimbursement and recapture	0.90	%(E)	0.90	%(D)
Net investment income (loss) to average net assets	(0.20)%		(0.47	)%(D)
Portfolio turnover rate	55%		80	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and year indicated:	Transamerica Small Cap Growth
	Class R
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$7.16		$6.44
Investment operations:
Net investment income (loss) (B)	(0.05)		(0.05)
Net realized and unrealized gain (loss)	0.36		0.77
Total investment operations	0.31		0.72
Dividends and/or distributions to shareholders:
Net realized gains	(0.68)		—
Net asset value, end of period/year	$6.79		$7.16
Total return	4.48%		11.18	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$16,846		$17,479
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.50%		1.57	%(D)
Including waiver and/or reimbursement and recapture	1.42	%(E)	1.55	%(D)
Net investment income (loss) to average net assets	(0.73)%		(1.17	)%(D)
Portfolio turnover rate	55%		80	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Small Cap Growth
	Class R4
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$7.18		$6.44
Investment operations:
Net investment income (loss) (B)	(0.03)		(0.03)
Net realized and unrealized gain (loss)	0.34		0.77
Total investment operations	0.31		0.74
Dividends and/or distributions to shareholders:
Net realized gains	(0.68)		—
Net asset value, end of period/year	$6.81		$7.18
Total return	4.60%		11.49	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,609		$5,943
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.26%		1.32	%(D)
Including waiver and/or reimbursement and recapture	1.15	%(E)	1.15	%(D)
Net investment income (loss) to average net assets	(0.46)%		(0.77	)%(D)
Portfolio turnover rate	55%		80	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class R6
	October 31, 2018		October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$7.18		$12.36	$12.65
Investment operations:
Net investment income (loss) (B)	(0.02)		(0.04)	(0.01	)(C)
Net realized and unrealized gain (loss)	0.37		2.48	(0.28	)(D)
Total investment operations	0.35		2.44	(0.29)
Dividends and/or distributions to shareholders:
Net realized gains	(0.68)		(7.62)	—
Net asset value, end of period/year	$6.85		$7.18	$12.36
Total return	5.06%		26.63%	(2.29	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$65		$62	$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%		1.09%	0.97	%(F)
Including waiver and/or reimbursement and recapture	0.91	%(G)	1.09%	0.95	%(C)(F)
Net investment income (loss) to average net assets	(0.22)%		(0.58)%	(0.37	)%(C)(F)
Portfolio turnover rate	55%		80%	43%

(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.
(G)	TAM has voluntarily agreed to waive a portion of its management fee.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Small Cap Growth
	Class T1
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$6.89		$6.31
Investment operations:
Net investment income (loss) (B)	(0.04)		(0.04)
Net realized and unrealized gain (loss)	0.34		0.62
Total investment operations	0.30		0.58
Dividends and/or distributions to shareholders:
Net realized gains	(0.68)		—
Net asset value, end of period/year	$6.51		$6.89
Total return (C)	4.66%		9.19	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$92		$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25%		1.32	%(E)
Including waiver and/or reimbursement and recapture	1.15	%(F)	1.32	%(E)
Net investment income (loss) to average net assets	(0.55)%		(0.96	)%(E)
Portfolio turnover rate	55%		80	%(D)

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.
(F)	TAM has voluntarily agreed to waive a portion of its management fee.

For a share outstanding during the period and year indicated:	Transamerica Small Cap Growth
	Advisor Class
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$7.10		$13.84
Investment operations:
Net investment income (loss) (B)	(0.03)		(0.04)
Net realized and unrealized gain (loss)	0.35		0.92
Total investment operations	0.32		0.88
Dividends and/or distributions to shareholders:
Net realized gains	(0.68)		(7.62)
Net asset value, end of period/year	$6.74		$7.10
Total return	4.81%		12.50	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$14		$16
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.21%		1.28	%(D)
Including waiver and/or reimbursement and recapture	1.15	%(E)	1.16	%(D)(F)
Net investment income (loss) to average net assets	(0.45)%		(0.71	)%(D)
Portfolio turnover rate	55%		80	%(C)

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has voluntarily agreed to waive a portion of its management fee.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Small Cap Value
	Class A
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.94		$11.07
Investment operations:
Net investment income (loss) (B)	0.02	(C)	0.01
Net realized and unrealized gain (loss)	(0.82)		0.86
Total investment operations	(0.80)		0.87
Dividends and/or distributions to shareholders:
Net investment income	(0.01)		—
Net realized gains	(0.47)		—
Total dividends and/or distributions to shareholders	(0.48)		—
Net asset value, end of period/year	$10.66		$11.94
Total return (D)	(7.12)%		7.76	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,050		$2,757
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.45	%(F)	1.49	%(G)
Including waiver and/or reimbursement and recapture	1.20	%(H)	1.30	%(G)
Net investment income (loss) to average net assets	0.20	%(C)	0.19	%(G)
Portfolio turnover rate	84	%(I)	35	%(E)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	TAM has voluntarily agreed to waive a portion of its management fee.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Small Cap Value
	Class C
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.85		$11.03
Investment operations:
Net investment income (loss) (B)	(0.06	)(C)	(0.03)
Net realized and unrealized gain (loss)	(0.82)		0.85
Total investment operations	(0.88)		0.82
Dividends and/or distributions to shareholders:
Net realized gains	(0.47)		—
Net asset value, end of period/year	$10.50		$11.85
Total return (D)	(7.88)%		7.34	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$786		$891
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.06	%(F)	2.05	%(G)
Including waiver and/or reimbursement and recapture	1.95	%(H)	2.05	%(G)
Net investment income (loss) to average net assets	(0.52	)%(C)	(0.56	)%(G)
Portfolio turnover rate	84	%(I)	35	%(E)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	TAM has voluntarily agreed to waive a portion of its management fee.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Small Cap Value
	Class I
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$12.03		$11.14
Investment operations:
Net investment income (loss) (B)	0.07	(C)	0.00	(D)
Net realized and unrealized gain (loss)	(0.83)		0.89
Total investment operations	(0.76)		0.89
Dividends and/or distributions to shareholders:
Net investment income	(0.05)		—
Net realized gains	(0.47)		—
Total dividends and/or distributions to shareholders	(0.52)		—
Net asset value, end of period/year	$10.75		$12.03
Total return	(6.86)%		7.89	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$756		$2,521
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07	%(F)	1.05	%(G)
Including waiver and/or reimbursement and recapture	0.95	%(H)	1.05	%(G)
Net investment income (loss) to average net assets	0.57	%(C)	0.01	%(G)
Portfolio turnover rate	84	%(I)	35	%(E)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	TAM has voluntarily agreed to waive a portion of its management fee.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Small Cap Value
	Class I2
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$12.04		$11.15
Investment operations:
Net investment income (loss) (B)	0.07	(C)	0.03
Net realized and unrealized gain (loss)	(0.83)		0.86
Total investment operations	(0.76)		0.89
Dividends and/or distributions to shareholders:
Net investment income	(0.05)		—
Net realized gains	(0.47)		—
Total dividends and/or distributions to shareholders	(0.52)		—
Net asset value, end of period/year	$10.76		$12.04
Total return	(6.81)%		7.89	%(D)(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$212,025		$255,161
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96	%(E)	0.93	%(F)
Including waiver and/or reimbursement and recapture	0.86	%(G)	0.93	%(F)
Net investment income (loss) to average net assets	0.58	%(C)	0.55	%(F)
Portfolio turnover rate	84	%(H)	35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	TAM has voluntarily agreed to waive a portion of its management fee.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Small Cap Value
	Class I3
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$12.05		$11.15
Investment operations:
Net investment income (loss) (B)	0.07	(C)	0.05
Net realized and unrealized gain (loss)	(0.84)		0.85
Total investment operations	(0.77)		0.90
Dividends and/or distributions to shareholders:
Net investment income	(0.04)		—
Net realized gains	(0.47)		—
Total dividends and/or distributions to shareholders	(0.51)		—
Net asset value, end of period/year	$10.77		$12.05
Total return	(6.78)%		8.07	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$27,065		$35,000
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96	%(E)	0.94	%(F)
Including waiver and/or reimbursement and recapture	0.85	%(G)	0.85	%(F)
Net investment income (loss) to average net assets	0.60	%(C)	0.82	%(F)
Portfolio turnover rate	84	%(H)	35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	TAM has voluntarily agreed to waive a portion of its management fee.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Small Cap Value
	Class R
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$12.01		$11.15
Investment operations:
Net investment income (loss) (B)	0.01	(C)	0.00	(D)
Net realized and unrealized gain (loss)	(0.82)		0.86
Total investment operations	(0.81)		0.86
Dividends and/or distributions to shareholders:
Net realized gains	(0.47)		—
Net asset value, end of period/year	$10.73		$12.01
Total return	(7.25)%		7.71	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$9,264		$11,811
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.45	%(F)	1.43	%(G)
Including waiver and/or reimbursement and recapture	1.35	%(H)	1.43	%(G)
Net investment income (loss) to average net assets	0.10	%(C)	0.01	%(G)
Portfolio turnover rate	84	%(I)	35	%(E)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	TAM has voluntarily agreed to waive a portion of its management fee.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class R4
	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of period/year	$12.01		$11.25		$9.52		$10.23	$9.62	$7.24
Investment operations:
Net investment income (loss) (D)	0.04	(E)	0.01		0.06		0.07	0.07	0.03
Net realized and unrealized gain (loss)	(0.84)		0.76		1.75		(0.72)	0.61	2.42
Total investment operations	(0.80)		0.77		1.81		(0.65)	0.68	2.45
Dividends and/or distributions to shareholders:
Net investment income	—		(0.01)		(0.08)		(0.06)	(0.07)	(0.07)
Net realized gains	(0.47)		—		—		—	—	—
Total dividends and/or distributions to shareholders	(0.47)		(0.01)		(0.08)		(0.06)	(0.07)	(0.07)
Net asset value, end of period/year	$10.74		$12.01		$11.25		$9.52	$10.23	$9.62
Total return	(6.99)%		6.85	%(F)	19.24%		(6.33)%	7.08%	33.88%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$253		$345		$7,065		$6,709	$8,537	$11,948
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.21	%(G)	2.06	%(H)	1.72%		1.73%	1.67%	1.41%
Including waiver and/or reimbursement and recapture	1.10	%(I)	1.17	%(H)(J)	1.11	%(J)(K)	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.36	%(E)	0.06	%(H)	0.67%		0.73%	0.73%	0.31%
Portfolio turnover rate	84	%(L)	35	%(F)	89%		133%	18%	16%

(A)	Transamerica Partners Institutional Small Value reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Small Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 2.16-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 –October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	TAM has voluntarily agreed to waive a portion of its management fee.
(J)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(K)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(L)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Small Cap Value
	Class R6
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$12.10		$11.20
Investment operations:
Net investment income (loss) (B)	0.07	(C)	0.00	(D)
Net realized and unrealized gain (loss)	(0.84)		0.90
Total investment operations	(0.77)		0.90
Dividends and/or distributions to shareholders:
Net investment income	(0.05)		—
Net realized gains	(0.47)		—
Total dividends and/or distributions to shareholders	(0.52)		—
Net asset value, end of period/year	$10.81		$12.10
Total return	(6.85)%		7.93	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$57		$61
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95	%(F)	0.93	%(G)
Including waiver and/or reimbursement and recapture	0.86	%(H)	0.93	%(G)
Net investment income (loss) to average net assets	0.57	%(C)	0.55	%(G)
Portfolio turnover rate	84	%(I)	35	%(E)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	TAM has voluntarily agreed to waive a portion of its management fee.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Small Cap Value
	Class T1
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$11.95		$11.07
Investment operations:
Net investment income (loss) (B)	0.04	(C)	0.02
Net realized and unrealized gain (loss)	(0.83)		0.86
Total investment operations	(0.79)		0.88
Dividends and/or distributions to shareholders:
Net investment income	(0.02)		—
Net realized gains	(0.47)		—
Total dividends and/or distributions to shareholders	(0.49)		—
Net asset value, end of period/year	$10.67		$11.95
Total return (D)	(7.06)%		7.75	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10		$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20	%(F)	1.16	%(G)
Including waiver and/or reimbursement and recapture	1.10	%(F)(H)	1.16	%(G)
Net investment income (loss) to average net assets	0.32	%(C)	0.31	%(G)
Portfolio turnover rate	84	%(I)	35	%(E)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	TAM has voluntarily agreed to waive a portion of its management fee.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Small Cap Value
	Advisor Class
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$12.12		$11.22
Investment operations:
Net investment income (loss) (B)	0.04	(C)	0.03
Net realized and unrealized gain (loss)	(0.84)		0.87
Total investment operations	(0.80)		0.90
Dividends and/or distributions to shareholders:
Net investment income	(0.04)		—
Net realized gains	(0.47)		—
Total dividends and/or distributions to shareholders	(0.51)		—
Net asset value, end of period/year	$10.81		$12.12
Total return	(6.96)%		7.93	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10		$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.15	%(E)	1.12	%(F)
Including waiver and/or reimbursement and recapture	1.05	%(E)(G)	1.05	%(F)
Net investment income (loss) to average net assets	0.37	%(C)	0.43	%(F)
Portfolio turnover rate	84	%(H)	35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	TAM has voluntarily agreed to waive a portion of its management fee.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class A
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$29.46	$25.09	$26.18		$28.88	$29.05
Investment operations:
Net investment income (loss) (A)	0.14	0.03	0.24	(B)	0.05	0.07
Net realized and unrealized gain (loss)	0.61	5.92	0.87		0.04	2.18
Total investment operations	0.75	5.95	1.11		0.09	2.25
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.22)	(0.03)		(0.03)	(0.10)
Net realized gains	(3.54)	(1.36)	(2.17)		(2.76)	(2.32)
Total dividends and/or distributions to shareholders	(3.60)	(1.58)	(2.20)		(2.79)	(2.42)
Net asset value, end of year	$26.61	$29.46	$25.09		$26.18	$28.88
Total return (C)	2.25%	24.23%	4.69%		0.17%	8.13%
Ratio and supplemental data:
Net assets end of year (000’s)	$357,948	$362,890	$338,577		$400,506	$473,644
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.29%	1.28%	1.34%		1.31%	1.30%
Including waiver and/or reimbursement and recapture	1.29%	1.28%	1.33	%(B)	1.31%	1.30%
Net investment income (loss) to average net assets	0.49%	0.09%	0.99	%(B)	0.20%	0.24%
Portfolio turnover rate	61%	104%	74%		68%	96%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class B
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$26.45	$22.64	$23.98		$26.83	$27.23
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.16)	0.03	(B)	(0.12)	(0.12)
Net realized and unrealized gain (loss)	0.52	5.33	0.80		0.03	2.04
Total investment operations	0.47	5.17	0.83		(0.09)	1.92
Dividends and/or distributions to shareholders:
Net realized gains	(3.54)	(1.36)	(2.17)		(2.76)	(2.32)
Net asset value, end of year	$23.38	$26.45	$22.64		$23.98	$26.83
Total return (C)	1.35%	23.29%	3.90%		(0.56)%	7.38%
Ratio and supplemental data:
Net assets end of year (000’s)	$438	$5,617	$9,174		$18,644	$27,010
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.20%	2.04%	2.09%		2.02%	2.01%
Including waiver and/or reimbursement and recapture	2.15%	2.04%	2.08	%(B)	2.02%	2.01%
Net investment income (loss) to average net assets	(0.18)%	(0.64)%	0.16	%(B)	(0.49)%	(0.47)%
Portfolio turnover rate	61%	104%	74%		68%	96%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$26.07	$22.37	$23.70		$26.54	$26.95
Investment operations:
Net investment income (loss) (A)	(0.03)	(0.15)	0.07	(B)	(0.12)	(0.12)
Net realized and unrealized gain (loss)	0.55	5.28	0.77		0.04	2.03
Total investment operations	0.52	5.13	0.84		(0.08)	1.91
Dividends and/or distributions to shareholders:
Net investment income	—	(0.07)	—		—	(0.00	)(C)
Net realized gains	(3.54)	(1.36)	(2.17)		(2.76)	(2.32)
Total dividends and/or distributions to shareholders	(3.54)	(1.43)	(2.17)		(2.76)	(2.32)
Net asset value, end of year	$23.05	$26.07	$22.37		$23.70	$26.54
Total return (D)	1.60%	23.43%	3.99%		(0.53)%	7.42%
Ratio and supplemental data:
Net assets end of year (000’s)	$165,647	$241,737	$237,404		$278,388	$314,999
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.96%	1.95%	2.02%		1.98%	1.97%
Including waiver and/or reimbursement and recapture	1.96%	1.95%	2.01	%(B)	1.98%	1.97%
Net investment income (loss) to average net assets	(0.11)%	(0.59)%	0.31	%(B)	(0.47)%	(0.44)%
Portfolio turnover rate	61%	104%	74%		68%	96%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$30.40	$25.84	$26.91		$29.63	$29.74
Investment operations:
Net investment income (loss) (A)	0.24	0.10	0.34	(B)	0.16	0.17
Net realized and unrealized gain (loss)	0.63	6.14	0.89		0.03	2.24
Total investment operations	0.87	6.24	1.23		0.19	2.41
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.32)	(0.13)		(0.15)	(0.20)
Net realized gains	(3.54)	(1.36)	(2.17)		(2.76)	(2.32)
Total dividends and/or distributions to shareholders	(3.71)	(1.68)	(2.30)		(2.91)	(2.52)
Net asset value, end of year	$27.56	$30.40	$25.84		$26.91	$29.63
Total return	2.60%	24.68%	5.06%		0.51%	8.51%
Ratio and supplemental data:
Net assets end of year (000’s)	$270,188	$242,460	$158,538		$188,583	$235,418
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.94%	0.98%		0.95%	0.96%
Including waiver and/or reimbursement and recapture	0.94%	0.94%	0.97	%(B)	0.95%	0.96%
Net investment income (loss) to average net assets	0.82%	0.35%	1.35	%(B)	0.57%	0.57%
Portfolio turnover rate	61%	104%	74%		68%	96%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$30.45	$25.88	$26.95		$29.68	$29.78
Investment operations:
Net investment income (loss) (A)	0.27	0.15	0.36	(B)	0.18	0.20
Net realized and unrealized gain (loss)	0.63	6.12	0.90		0.03	2.25
Total investment operations	0.90	6.27	1.26		0.21	2.45
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.34)	(0.16)		(0.18)	(0.23)
Net realized gains	(3.54)	(1.36)	(2.17)		(2.76)	(2.32)
Total dividends and/or distributions to shareholders	(3.73)	(1.70)	(2.33)		(2.94)	(2.55)
Net asset value, end of year	$27.62	$30.45	$25.88		$26.95	$29.68
Total return	2.72%	24.80%	5.18%		0.57%	8.63%
Ratio and supplemental data:
Net assets end of year (000’s)	$19,429	$20,628	$18,082		$19,012	$22,282
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.84%	0.88%		0.86%	0.85%
Including waiver and/or reimbursement and recapture	0.84%	0.84%	0.87	%(B)	0.86%	0.85%
Net investment income (loss) to average net assets	0.95%	0.51%	1.46	%(B)	0.66%	0.68%
Portfolio turnover rate	61%	104%	74%		68%	96%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Small/Mid Cap Value
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$30.56	$25.97	$26.95		$28.36
Investment operations:
Net investment income (loss) (B)	0.18	0.10	0.44	(C)	0.05
Net realized and unrealized gain (loss)	0.74	6.19	0.82		(1.46	)(D)
Total investment operations	0.92	6.29	1.26		(1.41)
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.34)	(0.07)		—
Net realized gains	(3.54)	(1.36)	(2.17)		—
Total dividends and/or distributions to shareholders	(3.74)	(1.70)	(2.24)		—
Net asset value, end of period/year	$27.74	$30.56	$25.97		$26.95
Total return	2.75%	24.79%	5.18%		(4.97	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11,822	$3,961	$941		$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.84%	0.88%		0.86	%(F)
Including waiver and/or reimbursement and recapture	0.84%	0.84%	0.86	%(C)	0.86	%(F)
Net investment income (loss) to average net assets	0.62%	0.33%	1.72	%(C)	0.43	%(F)
Portfolio turnover rate	61%	104%	74%		68%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Small/Mid Cap Value
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$29.50	$28.14
Investment operations:
Net investment income (loss) (B)	0.19	(0.05)
Net realized and unrealized gain (loss)	0.61	1.41
Total investment operations	0.80	1.36
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	—
Net realized gains	(3.54)	—
Total dividends and/or distributions to shareholders	(3.63)	—
Net asset value, end of period/year	$26.67	$29.50
Total return (C)	2.44%	4.83	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	1.09	%(E)
Including waiver and/or reimbursement and recapture	1.09%	1.09	%(E)
Net investment income (loss) to average net assets	0.69%	(0.27	)%(E)
Portfolio turnover rate	61%	104%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Small/Mid Cap Value
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$30.70	$29.53
Investment operations:
Net investment income (loss) (B)	0.21	0.05
Net realized and unrealized gain (loss)	0.64	2.49
Total investment operations	0.85	2.54
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.01)
Net realized gains	(3.54)	(1.36)
Total dividends and/or distributions to shareholders	(3.70)	(1.37)
Net asset value, end of period/year	$27.85	$30.70
Total return	2.51%	9.00	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$312	$139
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.04	%(D)
Including waiver and/or reimbursement and recapture	1.04%	1.04	%(D)
Net investment income (loss) to average net assets	0.72%	0.18	%(D)
Portfolio turnover rate	61%	104%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
	Class A
	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of period/year	$10.96	$9.97		$9.97		$10.30		$10.00
Investment operations:
Net investment income (loss) (B)	0.39	0.39		0.35	(C)(D)	0.37	(C)	0.24	(C)
Net realized and unrealized gain (loss)	(0.05)	0.96		0.03		(0.20)		0.26
Total investment operations	0.34	1.35		0.38		0.17		0.50
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.36)		(0.34)		(0.39)		(0.20)
Net realized gains	(0.04)	—		(0.04)		(0.11)		—
Total dividends and/or distributions to shareholders	(0.39)	(0.36)		(0.38)		(0.50)		(0.20)
Net asset value, end of period/year	$10.91	$10.96		$9.97		$9.97		$10.30
Total return (E)	3.11%	13.77%		3.88%		1.60%		4.99	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$27,644	$20,733		$2,153		$1,600		$1,200
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20%	1.19%		1.21	%(G)	1.31	%(G)	1.40	%(G)(H)
Including waiver and/or reimbursement and recapture	1.20%	1.21	%(I)	1.20	%(D)(G)	1.20	%(G)	1.20	%(G)(H)
Net investment income (loss) to average net assets	3.50%	3.74%		3.60	%(C)(D)	3.67	%(C)	3.43	%(C)(H)
Portfolio turnover rate	38%	79%		51	%(J)	77	%(J)	61	%(F)(J)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
	Class C
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of period/year	$10.92	$9.94	$9.94		$10.29		$10.00
Investment operations:
Net investment income (loss) (B)	0.31	0.31	0.28	(C)(D)	0.28	(D)	0.18	(D)
Net realized and unrealized gain (loss)	(0.07)	0.97	0.03		(0.20)		0.26
Total investment operations	0.24	1.28	0.31		0.08		0.44
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.30)	(0.27)		(0.32)		(0.15)
Net realized gains	(0.04)	—	(0.04)		(0.11)		—
Total dividends and/or distributions to shareholders	(0.30)	(0.30)	(0.31)		(0.43)		(0.15)
Net asset value, end of period/year	$10.86	$10.92	$9.94		$9.94		$10.29
Total return (E)	2.24%	12.97%	3.17%		0.78%		4.46	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$38,322	$43,076	$4,173		$3,024		$1,073
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.92%	1.94%	1.94	%(G)	2.01	%(G)	2.14	%(G)(H)
Including waiver and/or reimbursement and recapture	1.92%	1.94%	1.95	%(C)(G)	1.95	%(G)	1.95	%(G)(H)
Net investment income (loss) to average net assets	2.80%	2.99%	2.86	%(C)(D)	2.78	%(D)	2.66	%(D)(H)
Portfolio turnover rate	38%	79%	51	% (I)	77	%(I)	61	%(F)(I)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
	Class I
	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of period/year	$10.97	$9.97		$9.97		$10.31		$10.00
Investment operations:
Net investment income (loss) (B)	0.42	0.42		0.38	(C)(D)	0.40	(C)	0.26	(C)
Net realized and unrealized gain (loss)	(0.06)	0.97		0.02		(0.22)		0.26
Total investment operations	0.36	1.39		0.40		0.18		0.52
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.39)		(0.36)		(0.41)		(0.21)
Net realized gains	(0.04)	—		(0.04)		(0.11)		—
Total dividends and/or distributions to shareholders	(0.42)	(0.39)		(0.40)		(0.52)		(0.21)
Net asset value, end of period/year	$10.91	$10.97		$9.97		$9.97		$10.31
Total return	3.27%	14.10%		4.13%		1.77%		5.24	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$92,148	$71,827		$41,691		$30,300		$13,897
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%	0.94%		1.01	%(F)	1.09	%(F)	1.23	%(F)(G)
Including waiver and/or reimbursement and recapture	0.95%	0.96	%(H)	0.95	%(D)(F)	0.95	%(F)	0.95	%(F)(G)
Net investment income (loss) to average net assets	3.75%	4.02%		3.83	%(C)(D)	3.90	%(C)	3.80	%(C)(G)
Portfolio turnover rate	38%	79%		51	%(I)	77	%(I)	61	%(E)(I)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information regarding the reorganization.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
	Class I2
	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of period/year	$10.52	$9.62		$9.89		$10.30		$10.00
Investment operations:
Net investment income (loss) (B)	0.42	0.40		0.09	(C)(D)	0.42	(C)	0.26	(C)
Net realized and unrealized gain (loss)	(0.06)	0.90		0.04		(0.44)		0.25
Total investment operations	0.36	1.30		0.13		(0.02)		0.51
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.40)		(0.36)		(0.28)		(0.21)
Net realized gains	(0.04)	—		(0.04)		(0.11)		—
Total dividends and/or distributions to shareholders	(0.41)	(0.40)		(0.40)		(0.39)		(0.21)
Net asset value, end of period/year	$10.47	$10.52		$9.62		$9.89		$10.30
Total return	3.45%	13.70%		1.38%		(0.28)%		5.14	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11		$0	(F)	$0	(F)	$22,618
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.84%		0.00	%(G)(H)	1.00	%(G)	1.13	%(G)(I)
Including waiver and/or reimbursement and recapture	0.82%	0.96	%(J)	0.00	%(D)(G)(H)	0.95	%(G)	0.95	%(G)(I)
Net investment income (loss) to average net assets	3.88%	3.94%		0.96	%(C)(D)	4.02	%(C)	3.82	%(C)(I)
Portfolio turnover rate	38%	79%		51	%(K)	77	%(K)	61	%(E)(K)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Rounds to less than $1,000.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Rounds to less than 0.01% or (0.01)%.
(I)	Annualized.
(J)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information regarding the reorganization.
(K)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated	Transamerica Strategic High Income
	Class T1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.06	$10.59
Investment operations:
Net investment income (loss) (B)	0.41	0.26
Net realized and unrealized gain (loss)	(0.07)	0.44
Total investment operations	0.34	0.70
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.23)
Net realized gains	(0.04)	—
Total dividends and/or distributions to shareholders	(0.40)	(0.23)
Net asset value, end of period/year	$11.00	$11.06
Total return (C)	3.11%	6.66	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%	1.09	%(E)
Including waiver and/or reimbursement and recapture	1.07%	1.09	%(E)
Net investment income (loss) to average net assets	3.63%	3.89	%(E)
Portfolio turnover rate	38%	79%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Strategic High Income
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.02	$10.25
Investment operations:
Net investment income (loss) (B)	0.41	0.38
Net realized and unrealized gain (loss)	(0.04)	0.72
Total investment operations	0.37	1.10
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.33)
Net realized gains	(0.04)	—
Total dividends and/or distributions to shareholders	(0.42)	(0.33)
Net asset value, end of period/year	$10.97	$11.02
Total return	3.38%	10.85	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$111	$16
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.04	%(D)
Including waiver and/or reimbursement and recapture	0.95%	0.96	%(D)(E)
Net investment income (loss) to average net assets	3.67%	4.04	%(D)
Portfolio turnover rate	38%	79%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Unconstrained Bond
	Class I
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.23		$9.92	$9.83		$10.00
Investment operations:
Net investment income (loss) (B)	0.37	(C)	0.22	0.42	(D)	0.27
Net realized and unrealized gain (loss)	(0.38)		0.38	0.04		(0.18)
Total investment operations	(0.01)		0.60	0.46		0.09
Dividends and/or distributions to shareholders:
Net investment income	(0.33)		(0.29)	(0.37)		(0.26)
Net realized gains	(0.00	)(E)	—	—		—
Return of capital	(0.04)		—	—		—
Total dividends and/or distributions to shareholders	(0.37)		(0.29)	(0.37)		(0.26)
Net asset value, end of period/year	$9.85		$10.23	$9.92		$9.83
Total return	(0.14)%		6.07%	4.86%		0.95	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,817		$2,110	$287		$288
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87	%(G)	0.91%	0.95%		1.05	%(H)
Including waiver and/or reimbursement and recapture	0.87	%(G)(I)	0.93%	0.95	%(D)(I)	0.95	%(H)
Net investment income (loss) to average net assets	3.62	%(G)	2.18%	4.33	%(D)	3.03	%(H)
Portfolio turnover rate	72	%(J)	87%	141%		95	%(F)

(A)	Commenced operations on December 8, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Waiver and/or reimbursement rounds to less than 0.01%.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Unconstrained Bond
	Class I2
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.20		$9.91	$9.83		$10.00
Investment operations:
Net investment income (loss) (B)	0.40	(C)	0.27	0.43	(D)	0.27
Net realized and unrealized gain (loss)	(0.41)		0.35	0.03		(0.17)
Total investment operations	(0.01)		0.62	0.46		0.10
Dividends and/or distributions to shareholders:
Net investment income	(0.34)		(0.33)	(0.38)		(0.27)
Net realized gains	(0.00	)(E)	—	—		—
Return of capital	(0.04)		—	—		—
Total dividends and/or distributions to shareholders	(0.38)		(0.33)	(0.38)		(0.27)
Net asset value, end of period/year	$9.81		$10.20	$9.91		$9.83
Total return	(0.10)%		6.32%	4.87%		0.99	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$709,125		$266,887	$219,009		$202,883
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78	%(G)	0.81%	0.84%		0.94	%(H)
Including waiver and/or reimbursement and recapture	0.78	%(G)(I)	0.81%	0.84	%(D)	0.94	%(H)
Net investment income (loss) to average net assets	3.97	%(G)	2.70%	4.40	%(D)	3.04	%(H)
Portfolio turnover rate	72	%(J)	87%	141%		95	%(F)

(A)	Commenced operations on December 8, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Waiver and/or reimbursement rounds to less than 0.01%.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Unconstrained Bond
	Advisor Class
	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.23		$9.84
Investment operations:
Net investment income (loss) (B)	0.36	(C)	0.25
Net realized and unrealized gain (loss)	(0.37)		0.39
Total investment operations	(0.01)		0.64
Dividends and/or distributions to shareholders:
Net investment income	(0.33)		(0.25)
Net realized gains	(0.00	)(D)	—
Return of capital	(0.04)		—
Total dividends and/or distributions to shareholders	(0.37)		(0.25)
Net asset value, end of period/year	$9.85		$10.23
Total return	(0.13)%		6.49	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11		$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.98	%(F)	1.01	%(G)
Including waiver and/or reimbursement and recapture	0.96	%(F)	0.95	%(G)
Net investment income (loss) to average net assets	3.56	%(F)	2.83	%(G)
Portfolio turnover rate	72	%(H)	87%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica US Growth
Class A
October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014
Net asset value, beginning of year	$20.75	$16.87	$17.45	$19.22	$16.95
Investment operations:
Net investment income (loss) (A)	(0.07)	0.01	0.00	(B)(C)	0.00	(C)	0.02
Net realized and unrealized gain (loss)	2.36	4.25	(0.17)	1.95	2.38
Total investment operations	2.29	4.26	(0.17)	1.95	2.40
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	(0.01)	(0.00	)(C)	(0.02)	(0.13)
Net realized gains	(2.12)	(0.37)	(0.41)	(3.70)	—
Total dividends and/or distributions to shareholders	(2.12)	(0.38)	(0.41)	(3.72)	(0.13)
Net asset value, end of year	$20.92	$20.75	$16.87	$17.45	$19.22
Total return (D)	11.74%	25.76%	(0.95)%	11.59%	14.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$550,529	$500,587	$432,130	$470,702	$459,677
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.16%	1.18%	1.20%	1.19%	1.27%
Including waiver and/or reimbursement and recapture	1.16%	1.18%	1.18	%(B)	1.19%	1.27%
Net investment income (loss) to average net assets	(0.35)%	0.07%	0.03	%(B)	0.01%	0.13%
Portfolio turnover rate	27%	35%	34%	38%	111%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
	Class B
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$19.68	$16.16	$16.89		$18.85	$16.64
Investment operations:
Net investment income (loss) (A)	(0.26)	(0.16)	(0.15	)(B)	(0.15)	(0.13)
Net realized and unrealized gain (loss)	2.22	4.05	(0.17)		1.89	2.34
Total investment operations	1.96	3.89	(0.32)		1.74	2.21
Dividends and/or distributions to shareholders:
Net realized gains	(2.12)	(0.37)	(0.41)		(3.70)	—
Net asset value, end of year	$19.52	$19.68	$16.16		$16.89	$18.85
Total return (C)	10.60%	24.55%	(1.89)%		10.52%	13.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,279	$5,437	$7,520		$11,324	$16,421
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.33%	2.21%	2.17%		2.09%	2.11%
Including waiver and/or reimbursement and recapture	2.17%	2.17%	2.15	%(B)	2.12%	2.17%
Net investment income (loss) to average net assets	(1.33)%	(0.91)%	(0.94	)%(B)	(0.90)%	(0.76)%
Portfolio turnover rate	27%	35%	34%		38%	111%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class C
	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$19.75	$16.18		$16.89		$18.82	$16.61
Investment operations:
Net investment income (loss) (A)	(0.22)	(0.13)		(0.12	)(B)	(0.13)	(0.12)
Net realized and unrealized gain (loss)	2.22	4.07		(0.18)		1.90	2.34
Total investment operations	2.00	3.94		(0.30)		1.77	2.22
Dividends and/or distributions to shareholders:
Net investment income	—	(0.00	)(C)	—		—	(0.01)
Net realized gains	(2.12)	(0.37)		(0.41)		(3.70)	—
Total dividends and/or distributions to shareholders	(2.12)	(0.37)		(0.41)		(3.70)	(0.01)
Net asset value, end of year	$19.63	$19.75		$16.18		$16.89	$18.82
Total return (D)	10.78%	24.84%		(1.77)%		10.72%	13.37%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,930	$48,087		$44,877		$53,482	$49,041
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.96%	1.97%		1.99%		1.98%	2.05%
Including waiver and/or reimbursement and recapture	1.96%	1.97%		1.97	%(B)	1.98%	2.05%
Net investment income (loss) to average net assets	(1.09)%	(0.72)%		(0.76	)%(B)	(0.78)%	(0.65)%
Portfolio turnover rate	27%	35%		34%		38%	111%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$21.11	$17.15	$17.74		$19.49	$17.19
Investment operations:
Net investment income (loss) (A)	(0.01)	0.07	0.06	(B)	0.06	0.09
Net realized and unrealized gain (loss)	2.39	4.33	(0.18)		1.98	2.41
Total investment operations	2.38	4.40	(0.12)		2.04	2.50
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.07)	(0.06)		(0.09)	(0.20)
Net realized gains	(2.12)	(0.37)	(0.41)		(3.70)	—
Total dividends and/or distributions to shareholders	(2.18)	(0.44)	(0.47)		(3.79)	(0.20)
Net asset value, end of year	$21.31	$21.11	$17.15		$17.74	$19.49
Total return	12.01%	26.21%	(0.67)%		11.96%	14.67%
Ratio and supplemental data:
Net assets end of year (000’s)	$186,752	$183,788	$160,628		$182,714	$212,866
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.88%	0.87%		0.86%	0.90%
Including waiver and/or reimbursement and recapture	0.87%	0.88%	0.85	%(B)	0.86%	0.90%
Net investment income (loss) to average net assets	(0.06)%	0.37%	0.35	%(B)	0.34%	0.51%
Portfolio turnover rate	27%	35%	34%		38%	111%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I2
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$21.07	$17.13	$17.72		$19.48	$17.17
Investment operations:
Net investment income (loss) (A)	0.02	0.09	0.08	(B)	0.08	0.12
Net realized and unrealized gain (loss)	2.39	4.31	(0.18)		1.98	2.42
Total investment operations	2.41	4.40	(0.10)		2.06	2.54
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.09)	(0.08)		(0.12)	(0.23)
Net realized gains	(2.12)	(0.37)	(0.41)		(3.70)	—
Total dividends and/or distributions to shareholders	(2.21)	(0.46)	(0.49)		(3.82)	(0.23)
Net asset value, end of year	$21.27	$21.07	$17.13		$17.72	$19.48
Total return	12.18%	26.29%	(0.53)%		12.10%	14.91%
Ratio and supplemental data:
Net assets end of year (000’s)	$190,514	$230,952	$258,722		$361,470	$370,161
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.74%		0.73%	0.77%
Including waiver and/or reimbursement and recapture	0.75%	0.75%	0.72	%(B)	0.73%	0.77%
Net investment income (loss) to average net assets	0.08%	0.50%	0.48	%(B)	0.47%	0.66%
Portfolio turnover rate	27%	35%	34%		38%	111%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
Class T
October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014
Net asset value, beginning of year	$52.20	$41.76	$42.47	$41.55	$36.39
Investment operations:
Net investment income (loss) (A)	0.00	(C)	0.20	0.17	(B)	0.16	0.21
Net realized and unrealized gain (loss)	6.16	10.66	(0.43)	4.54	5.14
Total investment operations	6.16	10.86	(0.26)	4.70	5.35
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.05)	(0.04)	(0.08)	(0.19)
Net realized gains	(2.12)	(0.37)	(0.41)	(3.70)	—
Total dividends and/or distributions to shareholders	(2.17)	(0.42)	(0.45)	(3.78)	(0.19)
Net asset value, end of year	$56.19	$52.20	$41.76	$42.47	$41.55
Total return (D)	12.10%	26.24%	(0.59)%	12.01%	14.74%
Ratios and supplemental data:
Net assets end of year (000’s)	$113,486	$109,183	$94,877	$105,379	$101,029
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.82%	0.82%	0.82%	0.87%
Including waiver and/or reimbursement and recapture	0.81%	0.82%	0.80	%(B)	0.82%	0.87%
Net investment income (loss) to average net assets	0.02%	0.43%	0.40	%(B)	0.38%	0.53%
Portfolio turnover rate	27%	35%	34%	38%	111%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the initial sales charge.

For a share outstanding during the period and year indicated:	Transamerica US Growth
	Class T1
	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$20.78	$18.38
Investment operations:
Net investment income (loss) (B)	(0.04)	0.03
Net realized and unrealized gain (loss)	2.36	2.37
Total investment operations	2.32	2.40
Dividends and/or distributions to shareholders:
Net investment income	(0.03)	—
Net realized gains	(2.12)	—
Total dividends and/or distributions to shareholders	(2.15)	—
Net asset value, end of period/year	$20.95	$20.78
Total return (C)	11.88%	13.06	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$13	$12
Expenses to average net assets	0.99%	0.98	%(E)
Net investment income (loss) to average net assets	(0.18)%	0.23	%(E)
Portfolio turnover rate	27%	35%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica US Growth
	Advisor Class
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$21.17	$17.59
Investment operations:
Net investment income (loss) (B)	(0.03)	0.04
Net realized and unrealized gain (loss)	2.41	3.91
Total investment operations	2.38	3.95
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	—
Net realized gains	(2.12)	(0.37)
Total dividends and/or distributions to shareholders	(2.17)	(0.37)
Net asset value, end of period/year	$21.38	$21.17
Total return	11.96%	22.92	%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$14	$12
Expenses to average net assets	0.94%	0.93	%(D)
Net investment income (loss) to average net assets	(0.13)%	0.26	%(D)
Portfolio turnover rate	27%	35%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS

At October 31, 2018

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Class
Transamerica Balanced II (“Balanced II”)	I3,R
Transamerica Bond (“Bond”) (A)	A,B,C,I,I2,R6,T1
Transamerica Capital Growth (“Capital Growth”)	A,B,C,I,I2,T1,Advisor
Transamerica Concentrated Growth (“Concentrated Growth”)	A,C,I,I2,T1,Advisor
Transamerica Dividend Focused (“Dividend Focused”)	A,C,I,I2,R6,T1,Advisor
Transamerica Dynamic Allocation (“Dynamic Allocation”)	A,C,I,T1
Transamerica Dynamic Income (“Dynamic Income”)	A,C,I,T1,Advisor
Transamerica Emerging Markets Debt (“Emerging Markets Debt”)	A,C,I,I2,R6,T1,Advisor
Transamerica Emerging Markets Equity (“Emerging Markets Equity”)	A,C,I,I2,T1,Advisor
Transamerica Event Driven (“Event Driven”)	I,I2,Advisor
Transamerica Floating Rate (“Floating Rate”)	A,C,I,I2,T1
Transamerica Global Equity (“Global Equity”)	A,B,C,I,R6,T1,Advisor
Transamerica Government Money Market (“Government Money Market”)	A,B,C,I,I2,I3,R2,R4
Transamerica Growth (“Growth”)	I2,R6
Transamerica High Quality Bond (“‘High Quality Bond”)	I3,R,R4
Transamerica High Yield Bond (“High Yield Bond”)	A,B,C,I,I2,I3,R,R4,R6,T1,Advisor
Transamerica High Yield Muni (“High Yield Muni”)	A,C,I,I2,T1
Transamerica Inflation Opportunities (“Inflation Opportunities”)	A,C,I,I2,R6,T1
Transamerica Inflation-Protected Securities (“Inflation-Protected Securities”)	I3,R,R4
Transamerica Intermediate Bond (“Intermediate Bond”)	I2,I3,R,R4
Transamerica Intermediate Muni (“Intermediate Muni”)	A,C,I,I2,T1,Advisor
Transamerica International Equity (“International Equity”)	A,C,I,I2,I3,R,R4,R6,T1,Advisor
Transamerica International Growth (“International Growth”) (B) (C)	A,I,I2,R6
Transamerica International Small Cap Value (“International Small Cap Value”)	I,I2
Transamerica International Stock (“International Stock”) (D)	A,I,I2,R6
Transamerica Large Cap Value (“Large Cap Value”)	A,C,I,I2,R6,T1,Advisor
Transamerica Large Core (“Large Core”)	I3,R,R4
Transamerica Large Growth (“Large Growth”)	I3,R,R4
Transamerica Large Value Opportunities (“Large Value Opportunities”)	I3,R,R4
Transamerica Mid Cap Growth (“Mid Cap Growth”)	A,C,I,I2,I3,R,R4,T1,Advisor
Transamerica Mid Cap Value Opportunities (“Mid Cap Value Opportunities”)	A,C,I,I2,I3,R,R4,R6,T1,Advisor
Transamerica MLP & Energy Income (“MLP & Energy Income”)	A,C,I,I2,T1,Advisor
Transamerica Multi-Cap Growth (“Multi-Cap Growth”)	A,B,C,I,I2,T1,Advisor
Transamerica Multi-Managed Balanced (“Multi-Managed Balanced”)	A,B,C,I,R6,T1,Advisor
Transamerica Short-Term Bond (“Short-Term Bond”)	A,C,I,I2,R6,T1,Advisor
Transamerica Small Cap Core (“Small Cap Core”)	A,C,I,I2,I3,R,R4,T1,Advisor
Transamerica Small Cap Growth (“Small Cap Growth”)	A,C,I,I2,I3,R,R4,R6,T1,Advisor
Transamerica Small Cap Value (“Small Cap Value”)	A,C,I,I2,I3,R,R4,R6,T1,Advisor
Transamerica Small/Mid Cap Value (“Small/Mid Cap Value”)	A,B,C,I,I2,R6,T1,Advisor
Transamerica Strategic High Income (“Strategic High Income”)	A,C,I,I2,T1,Advisor
Transamerica Unconstrained Bond (“Unconstrained Bond”)	I,I2,Advisor
Transamerica US Growth (“US Growth”)	A,B,C,I,I2,T,T1,Advisor

(A)	Formerly, Transamerica Flexible Income. The Funds’ Board approved the liquidation of the former Transamerica Bond fund. Effective July 2, 2018, the name of the Transamerica Flexible Income fund changed to Transamerica Bond.
(B)	Formerly, Transamerica International Equity Opportunities.
(C)	Class A, Class I and Class R6 commenced operations on March 1, 2018.
(D)	Fund commenced operations on September 28, 2018.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years from the date of purchase. Class B shares are no longer available to existing investors except for exchanges, and dividend and capital gains reinvestment. Effective September 16, 2018, Class C shares will convert to Class A shares ten years from the date of purchase.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

1. ORGANIZATION (continued)

Emerging Markets Debt, Event Driven, High Yield Muni and MLP & Energy Income are “non-diversified” Funds, as defined under the 1940 Act.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

For the Funds impacted by the Transamerica Partners reorganizations where the Accounting Survivor is not the new or existing Fund within the Trust (“Destination Fund”), security transactions and investment income prior to the reorganization date (“Reorganization Date”) are allocated proportionally on a daily basis from its investment in the corresponding series of the Transamerica Partners Portfolios (“Series Portfolio”). All of the net investment income, as well as the realized and unrealized gains and losses from the security transactions of the Series Portfolio were allocated pro rata among the investors and recorded on a daily basis. Please reference the section of the Notes to Financial Statements for more information.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subject to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions, paid by the Funds, be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statements of Operations. For the year ended October 31, 2018, commissions recaptured are as follows. Funds not listed in the subsequent table do not have any commissions recaptured during the year.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund	Commissions Recaptured
Capital Growth	$4,593
Concentrated Growth	1,286
Dividend Focused	18,997
Emerging Markets Equity	259,222
Global Equity	3,305
Growth	6,445
International Equity	96,690
International Small Cap Value	10,138
Large Cap Value	53,226
Large Growth	10,938
Mid Cap Value Opportunities	193,313
Multi-Cap Growth	3,490
Multi-Managed Balanced	13,936
Small Cap Growth	11,849
Small Cap Value	2,184
Small/Mid Cap Value	63,524
Strategic High Income	2,606
US Growth	928

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the year, little or no illiquid investments and little or no investments classified as Level 3 of the fair value hierarchy, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared for Event Driven using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2018, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

3. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Certain investment companies are valued at the NAV of the underlying funds as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying funds and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

3. SECURITY VALUATION (continued)

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Funds, with the exception of Government Money Market, normally value short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Government Money Market values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Funds’ Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

3. SECURITY VALUATION (continued)

pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Each Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Funds that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Funds have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

Unfunded commitments represent the remaining obligation of the Funds to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked-to-market and any unrealized appreciation (depreciation) are recorded within the Statements of Assets and Liabilities. Funds not listed in the subsequent table do not have any unfunded commitments during the year.

Fund	Principal Commitment	Unrealized Appreciation (Depreciation)
Floating Rate
DentalCorp Perfect Smile ULC, 1st Lien Delayed Draw Term Loan	$266,762	$1,162
Heartland Dental, LLC, 2018 Delayed Draw Term Loan	389,348	(2,692)
Mavis Tire Express Services Corp., 2018 Delayed Draw Term Loan	226,187	(2,167)
VT Topco, Inc., 2018 Delayed Draw Term Loan	153,480	573
YI, LLC, 2017 1st Lien Delayed Draw Term Loan	322,595	586
Total	$1,358,372	$(2,538)

Unconstrained Bond
Mavis Tire Express Services Corp., Delayed Draw Term Loan	$36,986	$(232)
Total	$36,986	$(232)

Open secured loan participations and assignments at October 31, 2018, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statements of Assets and Liabilities.

PIKs held at October 31, 2018, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

4. SECURITIES AND OTHER INVESTMENTS (continued)

be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2018, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Funds may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at October 31, 2018, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): Certain Funds may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at October 31, 2018, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statements of Operations, with a corresponding adjustment to Investments, at cost within the Statements of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Funds may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed-delivery basis, the Funds do not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2018, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statements of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of October 31, 2018, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2018.

Repurchase agreements at October 31, 2018, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statements of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at October 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statements of Assets and Liabilities.

Short sales: A short sale is a transaction in which the Funds sell securities they do not own, but have borrowed, in anticipation of a decline in the fair market value of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.

The Funds investing in short sales are liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends, interest and fees for borrowings from securities sold short within the Statements of Assets

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

and Liabilities. The Funds also bear other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations.

Open short sale transactions at October 31, 2018, if any, are included within the Schedule of Investments and are reflected in Securities sold short, at value within the Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018. Funds not listed in the subsequent table have not entered into secured borrowing transactions.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Balanced II
Securities Lending Transactions
Common Stocks	$189,772	$—	$—	$—	$189,772
Corporate Debt Securities	334,003	—	—	—	334,003
Foreign Government Obligations	316,577	—	—	—	316,577
Total Securities Lending Transactions	$840,352	$—	$—	$—	$840,352
Total Borrowings	$840,352	$—	$—	$—	$840,352

Bond
Securities Lending Transactions
Corporate Debt Securities	$12,201,208	$—	$—	$—	$12,201,208
Total Borrowings	$12,201,208	$—	$—	$—	$12,201,208

Capital Growth
Securities Lending Transactions
Common Stocks	$17,317,496	$—	$—	$—	$17,317,496
Total Borrowings	$17,317,496	$—	$—	$—	$17,317,496

Dividend Focused
Securities Lending Transactions
Common Stocks	$3,206,531	$—	$—	$—	$3,206,531
Total Borrowings	$3,206,531	$—	$—	$—	$3,206,531

Dynamic Allocation
Securities Lending Transactions
Exchange-Traded Funds	$5,502,628	$—	$—	$—	$5,502,628
Total Borrowings	$5,502,628	$—	$—	$—	$5,502,628

Dynamic Income
Securities Lending Transactions
Exchange-Traded Funds	$15,250,521	$—	$—	$—	$15,250,521
Investment Companies	7,001,091	—	—	—	7,001,091
Total Securities Lending Transactions	$22,251,612	$—	$—	$—	$22,251,612
Total Borrowings	$22,251,612	$—	$—	$—	$22,251,612

Emerging Markets Debt
Securities Lending Transactions
Corporate Debt Securities	$32,480,400	$—	$—	$—	$32,480,400
Foreign Government Obligations	13,810,548	—	—	—	13,810,548
Common Stocks	1,258,545	—	—	—	1,258,545
Total Securities Lending Transactions	$47,549,493	$—	$—	$—	$47,549,493
Total Borrowings	$47,549,493	$—	$—	$—	$47,549,493

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Emerging Markets Equity
Securities Lending Transactions
Common Stocks	$2,100,000	$—	$—	$—	$2,100,000
Total Borrowings	$2,100,000	$—	$—	$—	$2,100,000

Event Driven
Securities Lending Transactions
Common Stocks	$657,287	$—	$—	$—	$657,287
Convertible Bonds	471,728	—	—	—	471,728
Corporate Debt Securities	1,211,752	—	—	—	1,211,752
Total Securities Lending Transactions	$2,340,767	$—	$—	$—	$2,340,767
Total Borrowings	$2,340,767	$—	$—	$—	$2,340,767

Floating Rate
Securities Lending Transactions
Corporate Debt Securities	$3,443,420	$—	$—	$—	$3,443,420
Total Borrowings	$3,443,420	$—	$—	$—	$3,443,420

Global Equity
Securities Lending Transactions
Common Stocks	$265,926	$—	$—	$—	$265,926
Total Borrowings	$265,926	$—	$—	$—	$265,926

Growth
Securities Lending Transactions
Common Stocks	$2,232,765	$—	$—	$—	$2,232,765
Total Borrowings	$2,232,765	$—	$—	$—	$2,232,765

High Quality Bond
Securities Lending Transactions
Corporate Debt Securities	$2,976,678	$—	$—	$—	$2,976,678
Total Borrowings	$2,976,678	$—	$—	$—	$2,976,678

High Yield Bond
Securities Lending Transactions
Corporate Debt Securities	$121,929,013	$—	$—	$—	$121,929,013
Total Borrowings	$121,929,013	$—	$—	$—	$121,929,013

Inflation Opportunities
Securities Lending Transactions
Corporate Debt Securities	$177,210	$—	$—	$—	$177,210
Total Borrowings	$177,210	$—	$—	$—	$177,210

Inflation-Protected Securities
Securities Lending Transactions
Corporate Debt Securities	$215,820	$—	$—	$—	$215,820
Total Borrowings	$215,820	$—	$—	$—	$215,820

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Intermediate Bond
Securities Lending Transactions
Corporate Debt Securities	$19,793,678	$—	$—	$—	$19,793,678
Foreign Government Obligations	7,738,876	—	—	—	7,738,876
U.S. Government Obligations	10,314,189	—	—	—	10,314,189
Total Securities Lending Transactions	$37,846,743	$—	$—	$—	$37,846,743
Total Borrowings	$37,846,743	$—	$—	$—	$37,846,743

International Equity
Securities Lending Transactions
Common Stocks	$100,261,093	$—	$—	$—	$100,261,093
Total Borrowings	$100,261,093	$—	$—	$—	$100,261,093

International Small Cap Value
Securities Lending Transactions
Common Stocks	$6,587,825	$—	$—	$—	$6,587,825
Total Borrowings	$6,587,825	$—	$—	$—	$6,587,825

Large Growth
Securities Lending Transactions
Common Stocks	$12,463,342	$—	$—	$—	$12,463,342
Total Borrowings	$12,463,342	$—	$—	$—	$12,463,342

Mid Cap Growth
Securities Lending Transactions
Common Stocks	$3,739,239	$—	$—	$—	$3,739,239
Total Borrowings	$3,739,239	$—	$—	$—	$3,739,239

Mid Cap Value Opportunities
Securities Lending Transactions
Common Stocks	$18,058,500	$—	$—	$—	$18,058,500
Total Borrowings	$18,058,500	$—	$—	$—	$18,058,500

MLP & Energy Income
Securities Lending Transactions
Common Stocks	$18,867,926	$—	$—	$—	$18,867,926
Total Borrowings	$18,867,926	$—	$—	$—	$18,867,926

Multi-Managed Balanced
Securities Lending Transactions
Common Stocks	$2,431,075	$—	$—	$—	$2,431,075
Corporate Debt Securities	1,184,486	—	—	—	1,184,486
Foreign Government Obligations	1,397,302	—	—	—	1,397,302
Total Securities Lending Transactions	$5,012,863	$—	$—	$—	$5,012,863
Total Borrowings	$5,012,863	$—	$—	$—	$5,012,863

Short-Term Bond
Securities Lending Transactions
Corporate Debt Securities	$19,045,930	$—	$—	$—	$19,045,930
Total Borrowings	$19,045,930	$—	$—	$—	$19,045,930

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Small Cap Core
Securities Lending Transactions
Common Stocks	$6,782,725	$—	$—	$—	$6,782,725
Total Borrowings	$6,782,725	$—	$—	$—	$6,782,725

Small Cap Growth
Securities Lending Transactions
Common Stocks	$10,397,096	$—	$—	$—	$10,397,096
Total Borrowings	$10,397,096	$—	$—	$—	$10,397,096

Small/Mid Cap Value
Securities Lending Transactions
Common Stocks	$18,641,814	$—	$—	$—	$18,641,814
Total Borrowings	$18,641,814	$—	$—	$—	$18,641,814

Strategic High Income
Securities Lending Transactions
Common Stocks	$1	$—	$—	$—	$1
Corporate Debt Securities	5,466,955	—	—	—	5,466,955
Total Securities Lending Transactions	$5,466,956	$—	$—	$—	$5,466,956
Total Borrowings	$5,466,956	$—	$—	$—	$5,466,956

Unconstrained Bond
Securities Lending Transactions
Corporate Debt Securities	$25,155,965	$—	$—	$—	$25,155,965
Preferred Stocks	1,040,213	—	—	—	1,040,213
Total Securities Lending Transactions	$26,196,178	$—	$—	$—	$26,196,178
Total Borrowings	$26,196,178	$—	$—	$—	$26,196,178

US Growth
Securities Lending Transactions
Common Stocks	$104,328	$—	$—	$—	$104,328
Total Borrowings	$104,328	$—	$—	$—	$104,328

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Funds’ investment objectives allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment objectives, the Funds may seek to use derivatives to increase or decrease exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Funds are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds, with the exception of High Yield Bond and Government Money Market, may enter into option contracts to manage exposure to various market fluctuations. The Funds may purchase or write call and put options on securities and derivative instruments in which each Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Funds may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Funds the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on foreign currency: The Funds may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Funds the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on indices: The Funds may purchase or write options on indices. Purchasing or writing an option on indices gives the Funds the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Funds may purchase or write options on futures. Purchasing or writing options on futures gives the Funds the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate swaptions: The Funds may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included within the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Funds write a covered call or put option, the premium received is recorded as a liability within the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security or currency at a price different from the current market value.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open option contracts at October 31, 2018, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Funds, with the exception of Government Money Market, may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments, as well as any periodic payments received or paid by the Fund, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statements of Operations.

Interest rate swap agreements: The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Funds enter into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. Funds with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Total return swap agreements: The Funds are subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing their investment objectives. The value of the commodity-linked investments held by the Funds can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting a Fund’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at October 31, 2018, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable on centrally cleared swap agreements within the Statements of Assets and Liabilities.

Open OTC swap agreements at October 31, 2018, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statements of Assets and Liabilities.

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds, with the exception of Government Money Market, use futures contracts to

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

Forward foreign currency contracts: The Funds are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds, with the exception of Government Money Market, may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Additionally, Bond utilizes forward foreign currency contracts for speculative purposes. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statements of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statements of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2018, if any, are listed within the Schedule of Investments.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2018. Funds not listed in the subsequent tables do not have derivative investments during the year.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts:
Total distributable earnings (A) (B)	$—	$—	$9,071	$—	$—	$9,071
Total	$—	$—	$9,071	$—	$—	$9,071

Capital Growth
Options and swaptions:
Purchased options and swaptions (A) (C)	$—	$3,431,148	$—	$—	$—	$3,431,148
Total	$—	$3,431,148	$—	$—	$—	$3,431,148

Dynamic Allocation
Options and swaptions:
Purchased options and swaptions (A) (C)	$—	$—	$182,723	$—	$—	$182,723
Total	$—	$—	$182,723	$—	$—	$182,723

Emerging Markets Debt
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$832,279	$—	$—	$—	$832,279
Total	$—	$832,279	$—	$—	$—	$832,279

Event Driven
Options and swaptions:
Purchased options and swaptions (A) (C)	$—	$—	$218,491	$—	$—	$218,491
OTC Swaps:
OTC swap agreements, at value	57,394	—	—	—	—	57,394
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	34,681	—	—	—	34,681
Total	$57,394	$34,681	$218,491	$—	$—	$310,566

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation Opportunities
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$609,167	$—	$—	$—	$609,167
Total	$—	$609,167	$—	$—	$—	$609,167

Inflation-Protected Securities
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$305,035	$—	$—	$—	$305,035
Total	$—	$305,035	$—	$—	$—	$305,035

Unconstrained Bond
Futures contracts:
Total distributable earnings (A) (B)	$1,586,414	$—	$—	$—	$—	$1,586,414
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	241,906	—	—	—	241,906
Total	$1,586,414	$241,906	$—	$—	$—	$1,828,320

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Emerging Markets Debt
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(1,235,306)	$—	$—	$—	$(1,235,306)
Total	$—	$(1,235,306)	$—	$—	$—	$(1,235,306)

Event Driven
Options and swaptions:
Written options and swaptions, at value (A)	$—	$—	$(8,330)	$—	$—	$(8,330)
OTC Swaps:
OTC swap agreements, at value	(18,303)	—	—	—	—	(18,303)
Futures contracts:
Total distributable earnings (A) (B)	(10,073)	—	—	—	—	(10,073)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(1,554)	—	—	—	(1,554)
Total	$(28,376)	$(1,554)	$(8,330)	$—	$—	$(38,260)

Inflation Opportunities
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(18,067)	$—	$—	$—	$(18,067)
Total	$—	$(18,067)	$—	$—	$—	$(18,067)

Inflation-Protected Securities
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(29,499)	$—	$—	$—	$(29,499)
Total	$—	$(29,499)	$—	$—	$—	$(29,499)

Multi-Managed Balanced
Futures contracts:
Total distributable earnings (A) (B)	$—	$—	$(210,367)	$—	$—	$(210,367)
Total	$—	$—	$(210,367)	$—	$—	$(210,367)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Investments, at value on the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of October 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts	$—	$—	$68,133	$—	$—	$68,133
Total	$—	$—	$68,133	$—	$—	$68,133

Capital Growth
Purchased options and swaptions (A)	$—	$(1,160,988)	$—	$—	$—	$(1,160,988)
Total	$—	$(1,160,988)	$—	$—	$—	$(1,160,988)

Dynamic Allocation
Purchased options and swaptions (A)	$—	$—	$(180,699)	$—	$—	$(180,699)
Total	$—	$—	$(180,699)	$—	$—	$(180,699)

Emerging Markets Debt
Forward foreign currency contracts	$—	$1,398,666	$—	$—	$—	$1,398,666
Total	$—	$1,398,666	$—	$—	$—	$1,398,666

Event Driven
Purchased options and swaptions (A)	$—	$—	$1,991,436	$—	$—	$1,991,436
Written options and swaptions	—	—	(1,714,412)	—	—	(1,714,412)
Swap agreements	(416,478)	—	—	—	—	(416,478)
Futures contracts	(20,868)	—	(138,050)	—	—	(158,918)
Forward foreign currency contracts	—	(591,228)	—	—	—	(591,228)
Total	$(437,346)	$(591,228)	$138,974	$—	$—	$(889,600)

Inflation Opportunities
Forward foreign currency contracts	$—	$866,439	$—	$—	$—	$866,439
Total	$—	$866,439	$—	$—	$—	$866,439

Inflation-Protected Securities
Purchased options and swaptions (A)	$22,069	$12,084	$—	$—	$—	$34,153
Written options and swaptions	(137,494)	18,611	—	—	—	(118,883)
Swap agreements	305,991	—	—	—	—	305,991
Futures contracts	507,953	—	—	—	—	507,953
Forward foreign currency contracts	—	202,001	—	—	—	202,001
Total	$698,519	$232,696	$—	$—	$—	$931,215

Multi-Managed Balanced
Futures contracts	$—	$—	$101,217	$—	$—	$101,217
Total	$—	$—	$101,217	$—	$—	$101,217

Unconstrained Bond
Futures contracts	$3,959,047	$—	$—	$—	$—	$3,959,047
Forward foreign currency contracts	—	(805,115)	—	—	—	(805,115)
Total	$3,959,047	$(805,115)	$—	$—	$—	$3,153,932

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts	$—	$—	$4,881	$—	$—	$4,881
Total	$—	$—	$4,881	$—	$—	$4,881

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Capital Growth
Purchased options and swaptions (B)	$—	$(7,127)	$—	$—	$—	$(7,127)
Total	$—	$(7,127)	$—	$—	$—	$(7,127)

Dynamic Allocation
Purchased options and swaptions (B)	$—	$—	$93,251	$—	$—	$93,251
Total	$—	$—	$93,251	$—	$—	$93,251

Emerging Markets Debt
Forward foreign currency contracts	$—	$(70,184)	$—	$—	$—	$(70,184)
Total	$—	$(70,184)	$—	$—	$—	$(70,184)

Event Driven
Purchased options and swaptions (B)	$—	$—	$(64,967)	$—	$—	$(64,967)
Written options and swaptions	—	—	31,292	—	—	31,292
Swap agreements	375,816	—	—	—	—	375,816
Futures contracts	(23,168)	—	—	—	—	(23,168)
Forward foreign currency contracts	—	111,826	—	—	—	111,826
Total	$352,648	$111,826	$(33,675)	$—	$—	$430,799

Inflation Opportunities
Forward foreign currency contracts	$—	$150,516	$—	$—	$—	$150,516
Total	$—	$150,516	$—	$—	$—	$150,516

Inflation-Protected Securities
Purchased options and swaptions (B)	$47,993	$—	$—	$—	$—	$47,993
Written options and swaptions	14,353	—	—	—	—	14,353
Swap agreements	(173,641)	—	—	—	—	(173,641)
Futures contracts	(16,541)	—	—	—	—	(16,541)
Forward foreign currency contracts	—	37,375	—	—	—	37,375
Total	$(127,836)	$37,375	$—	$—	$—	$(90,461)

Multi-Managed Balanced
Futures contracts	$—	$—	$(255,441)	$—	$—	$(255,441)
Total	$—	$—	$(255,441)	$—	$—	$(255,441)

Unconstrained Bond
Futures contracts	$965,707	$—	$—	$—	$—	$965,707
Forward foreign currency contracts	—	241,906	—	—	—	241,906
Total	$965,707	$241,906	$—	$—	$—	$1,207,613

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2018.

	Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Fund	Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
Balanced II	$—	$—	$—	$—	$—	231	—	$—	$—	$—
Capital Growth	979,228	—	—	—	—	—	—	—	—	—
Dynamic Allocation	—	113,134	—	—	—	—	—	—	—	—
Emerging Markets Debt	—	—	—	—	—	—	—	86,457,419	54,509,031	—
Event Driven	298,404	236,197	(26,814)	(42,331)	8,876,923	—	(577,141)	536,976	22,550,056	—

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Fund	Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
Inflation Opportunities	$—	$—	$—	$—	$—	—	—	$1,766,613	$28,541,591	$—
Inflation-Protected Securities	4,565	292,698	(37,267)	(140,382)	60,887,025	18,076,923	(24,255,769)	1,518,817	12,403,527	1,246,323
Multi-Managed Balanced	—	—	—	—	—	1,592	—	—	—	—
Unconstrained Bond	—	—	—	—	—	—	(91,976,923)	6,336,993	6,712,481	—

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Funds and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Funds exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Funds’ net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Funds may be required to post collateral on derivatives if the Funds are in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Funds fail to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of each Fund, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The following is a summary of the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Funds as of October 31, 2018. For financial reporting purposes, the Funds do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements. Funds not listed in the subsequent tables do not have master netting agreements for open derivative positions during the year.

	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Capital Growth
Royal Bank of Scotland PLC	$3,431,148	$—	$—	$3,431,148	$—	$—	$—	$—

Total	$3,431,148	$—	$—	$3,431,148	$—	$—	$—	$—

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Emerging Markets Debt
Other Derivatives (C)	$832,279	$—	$—	$832,279	$1,235,306	$—	$—	$1,235,306

Total	$832,279	$—	$—	$832,279	$1,235,306	$—	$—	$1,235,306

Event Driven
Citibank N.A.	$57,394	$(18,303)	$—	$39,091	$18,303	$(18,303)	$—	$—
Other Derivatives (C)	253,172	—	—	253,172	19,957	—	—	19,957

Total	$310,566	$(18,303)	$—	$292,263	$38,260	$(18,303)	$—	$19,957

Inflation Opportunities
J.P. Morgan Securities LLC	$609,167	$(18,067)	$—	$591,100	$18,067	$(18,067)	$—	$—

Total	$609,167	$(18,067)	$—	$591,100	$18,067	$(18,067)	$—	$—

Inflation-Protected Securities
J.P. Morgan Securities LLC	$305,035	$(29,499)	$—	$275,536	$29,499	$(29,499)	$—	$—

Total	$305,035	$(29,499)	$—	$275,536	$29,499	$(29,499)	$—	$—

Unconstrained Bond
Goldman Sachs & Co.	$241,906	$—	$—	$241,906	$—	$—	$—	$—
Other Derivatives (C)	1,586,414	—	—	1,586,414	—	—	—	—

Total	$1,828,320	$—	$—	$1,828,320	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectuses for a more complete discussion of the following risks, as well as other risks of investing in the Funds.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

7. RISK FACTORS (continued)

Government money market fund risk: Government Money Market operates as a “government” money market fund under new federal regulations. The Fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Fund will be able to maintain a $1.00 share price. The Fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on fund redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

Inflation-protected security risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

Master limited partnership (“MLP”) risk: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of the Fund’s investments in such securities may decline if interest rates rise. The value of a Fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.

Mortgage-related and asset-backed security risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a fund or portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

7. RISK FACTORS (continued)

Municipal security risk: The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent a fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, a fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.

A Fund may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than tax-exempt securities issued by other issuers. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

Real estate investment trusts (“REIT”) and real estate risk: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, a Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of Balanced II, Bond, Floating Rate, Government Money Market, High Yield Bond, Intermediate Bond, Multi-Managed Balanced, and Short-Term Bond.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of October 31, 2018, the investment manager and/or other affiliated investment accounts held balances of each Fund as follows.

Fund	Account Balance	Percentage of Net Assets
Balanced II	$132,233,713	100.00%
Bond	102,323,239	16.01
Capital Growth	154,224,275	10.86
Concentrated Growth	146,584,817	77.75
Dividend Focused	521,187,259	87.61
Dynamic Allocation	376,344	1.93
Dynamic Income	22,063	0.01
Emerging Markets Debt	155,660,156	23.07
Emerging Markets Equity	816,507,862	94.93
Event Driven	115,309,962	98.78
Floating Rate	486,959,299	67.64
Global Equity	971,912	0.92
Government Money Market	1,033,758,336	84.75
Growth	187,247,102	93.98
High Quality Bond	282,648,925	100.00
High Yield Bond	1,153,459,191	82.20
High Yield Muni	20,691	0.02
Inflation Opportunities	126,104,588	83.05
Inflation-Protected Securities	137,802,622	100.00
Intermediate Bond	2,901,057,215	98.49
Intermediate Muni	30,754	0.00	(A)
International Equity	2,100,986,841	38.75

Fund	Account Balance	Percentage of Net Assets
International Growth	$1,192,051,738	97.99%
International Small Cap Value	431,950,973	59.06
International Stock	1,837,404	100.00
Large Cap Value	1,679,165,924	75.85
Large Core	263,055,999	98.29
Large Growth	790,002,383	98.75
Large Value Opportunities	596,476,047	99.59
Mid Cap Growth	57,545,569	79.73
Mid Cap Value Opportunities	930,350,031	57.98
MLP & Energy Income	242,317,940	75.94
Multi-Cap Growth	159,966,520	56.42
Multi-Managed Balanced	7,281,455	0.76
Short-Term Bond	197,274,965	6.97
Small Cap Core	212,030,777	97.76
Small Cap Growth	79,674,785	55.34
Small Cap Value	243,474,201	96.13
Small/Mid Cap Value	45,336,156	5.49
Strategic High Income	31,649	0.02
Unconstrained Bond	706,622,351	99.39
US Growth	207,257,644	19.58

(A)	Rounds to less than 0.01%.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Fund	Rate
Balanced II	0.4800%
Bond
Effective July 2, 2018
First $500 million	0.4100
Over $500 million up to $1 billion	0.3900
Over $1 billion up to $1.5 billion	0.3800
Over $1.5 billion	0.3750
Prior to July 2, 2018
First $250 million	0.5050
Over $250 million up to $350 million	0.4550
Over $350 million	0.4300
Capital Growth
First $500 million	0.8300
Over $500 million	0.7050
Concentrated Growth
First $650 million	0.6800
Over $650 million up to $1.15 billion	0.6600
Over $1.15 billion	0.6050

Fund	Rate
Dividend Focused
Effective August 1, 2018
First $200 million	0.7800%
Over $200 million up to $500 million	0.6800
Over $500 million up to $1.5 billion	0.6300
Over $1.5 billion up to $2.5 billion	0.5900
Over $2.5 billion	0.5800
Prior to August 1, 2018
First $200 million	0.7800
Over $200 million up to $500 million	0.6800
Over $500 million	0.6300
Dynamic Allocation
First $250 million	0.5800
Over $250 million up to $500 million	0.5700
Over $500 million up to $1.5 billion	0.5600
Over $1.5 billion up to $2.5 billion	0.5500
Over $2.5 billion	0.5400
Dynamic Income
First $500 million	0.5000
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $1.5 billion	0.4800
Over $1.5 billion up to $2 billion	0.4700
Over $2 billion up to $2.5 billion	0.4600
Over $2.5 billion	0.4500

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Rate
Emerging Markets Debt
First $400 million	0.6300%
Over $400 million	0.6100
Emerging Markets Equity
Effective July 2, 2018
First $250 million	0.9500
Over $250 million up to $500 million	0.9100
Over $500 million up to $1 billion	0.8600
Over $1 billion	0.8400
Prior to July 2, 2018
First $250 million	0.9800
Over $250 million up to $500 million	0.9600
Over $500 million	0.9300
Event Driven
First $50 million	1.2500
Over $50 million up to $300 million	1.1300
Over $300 million up to $750 million	1.0800
Over $750 million	1.0550
Floating Rate
First $1 billion	0.6400
Over $1 billion up to $1.5 billion	0.6200
Over $1.5 billion up to $2 billion	0.6000
Over $2 billion	0.5900
Global Equity
First $250 million	0.8400
Over $250 million up to $500 million	0.8300
Over $500 million up to $1 billion	0.8200
Over $1 billion up to $2 billion	0.8100
Over $2 billion up to $2.5 billion	0.7950
Over $2.5 billion	0.7900
Government Money Market
First $1 billion	0.2500
Over $1 billion up to $3 billion	0.2400
Over $3 billion	0.2300
Growth
First $250 million	0.8300
Over $250 million up to $500 million	0.7800
Over $500 million up to $1 billion	0.7300
Over $1 billion	0.6300
High Quality Bond	0.3800
High Yield Bond
First $1.25 billion	0.5800
Over $1.25 billion up to $2 billion	0.5550
Over $2 billion	0.5300
High Yield Muni
First $500 million	0.5400
Over $500 million up to $1 billion	0.5300
Over $1 billion	0.5000
Inflation Opportunities
First $200 million	0.5800
Over $200 million up to $500 million	0.5700
Over $500 million	0.5400

Fund	Rate
Inflation-Protected Securities	0.3800%
Intermediate Bond
Effective August 1, 2018
First $2 billion	0.3800
Over $2 billion up to $3.5 billion	0.3650
Over $3.5 billion up to $5 billion	0.3600
Over $5 billion	0.3550
Prior to August 1, 2018
First $2 billion	0.3800
Over $2 billion	0.3650
Intermediate Muni
First $150 million	0.4700
Over $150 million up to $350 million	0.4500
Over $350 million up to $650 million	0.4400
Over $650 million up to $1 billion	0.4200
Over $1 billion	0.3900
International Equity
Effective August 1, 2018
First $500 million	0.7700
Over $500 million up to $1 billion	0.7500
Over $1 billion up to $2 billion	0.7200
Over $2 billion up to $6 billion	0.6900
Over $6 billion	0.6800
Prior to August 1, 2018
First $500 million	0.7700
Over $500 million up to $1 billion	0.7500
Over $1 billion up to $2 billion	0.7200
Over $2 billion	0.6900
International Growth
Effective March 1, 2018
First $500 million	0.7700
Over $500 million up to $1 billion	0.7600
Over $1 billion up to $2 billion	0.7100
Over $2 billion up to $3 billion	0.6950
Over $3 billion	0.6800
Prior to March 1, 2018
First $500 million	0.9050
Over $500 million up to $1 billion	0.8800
Over $1 billion up to $1.5 billion	0.8300
Over $1.5 billion up to $2 billion	0.8050
Over $2 billion	0.7800
International Small Cap Value
Effective August 1, 2018
First $300 million	0.9550
Over $300 million up to $750 million	0.9300
Over $750 million up to $1 billion	0.8800
Over $1 billion	0.8400
Prior to August 1, 2018
First $300 million	0.9550
Over $300 million up to $750 million	0.9300
Over $750 million	0.8800
International Stock
Effective September 28, 2018
First $500 million	0.7000
Over $500 million up to $1 billion	0.6800
Over $1 billion up to $2 billion	0.6700
Over $2 billion up to $3 billion	0.6400
Over $3 billion	0.6300

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Rate
Large Cap Value
Effective August 1, 2018
First $750 million	0.6800%
Over $750 million up to $1 billion	0.6500
Over $1 billion up to $2 billion	0.6300
Over $2 billion up to $3 billion	0.6000
Over $3 billion	0.5800
Prior to August 1, 2018
First $750 million	0.6800
Over $750 million up to $1 billion	0.6500
Over $1 billion	0.6300
Large Core
Effective September 1, 2018
First $250 million	0.4500
Over $250 million up to $750 million	0.4400
Over $750 million	0.4300
Prior to September 1, 2018	0.6300
Large Growth
First $2 billion	0.6500
Over $2 billion up to $3 billion	0.6400
Over $3 billion up to $4 billion	0.6300
Over $4 billion	0.6100
Large Value Opportunities
Effective September 1, 2018
First $250 million	0.4500
Over $250 million up to $750 million	0.4400
Over $750 million	0.4300
Prior to September 1, 2018	0.4800
Mid Cap Growth
First $1 billion	0.7500
Over $1 billion	0.7300
Mid Cap Value Opportunities
First $750 million	0.7000
Over $750 million up to $1.5 billion	0.6950
Over $1.5 billion up to $2 billion	0.6850
Over $2 billion	0.6775
MLP & Energy Income
First $250 million	1.1300
Over $250 million up to $500 million	1.0800
Over $500 million up to $1 billion	1.0100
Over $1 billion up to $2 billion	0.9100
Over $2 billion	0.8500
Multi-Cap Growth
First $700 million	0.7000
Over $700 million up to $1.5 billion	0.6900
Over $1.5 billion up to $3 billion	0.6700
Over $3 billion	0.6300

Fund	Rate
Multi-Managed Balanced
First $1 billion	0.6500%
Over $1 billion up to $5 billion	0.5900
Over $5 billion	0.5800
Short-Term Bond
First $250 million	0.5800
Over $250 million up to $500 million	0.5300
Over $500 million up to $1 billion	0.5050
Over $1 billion	0.4800
Small Cap Core
First $300 million	0.8300
Over $300 million	0.8000
Small Cap Growth
First $300 million	0.8700
Over $300 million	0.8300
Small Cap Value
First $250 million	0.8500
Over $250 million up to $500 million	0.8100
Over $500 million up to $750 million	0.7800
Over $750 million	0.7550
Small/Mid Cap Value
First $350 million	0.7900
Over $350 million up to $500 million	0.7800
Over $500 million up to $750 million	0.7650
Over $750 million up to $1 billion	0.7550
Over $1 billion up to $1.5 billion	0.7350
Over $1.5 billion up to $2 billion	0.7300
Over $2 billion	0.7250
Strategic High Income
First $600 million	0.6900
Over $600 million up to $1 billion	0.6600
Over $1 billion up to $2 billion	0.6300
Over $2 billion	0.6150
Unconstrained Bond
First $1 billion	0.6700
Over $1 billion up to $2 billion	0.6550
Over $2 billion	0.6500
US Growth
First $150 million	0.7300
Over $150 million up to $650 million	0.7000
Over $650 million up to $1.15 billion	0.6800
Over $1.15 billion up to $2 billion	0.6550
Over $2 billion up to $3 billion	0.6400
Over $3 billion up to $4 billion	0.6300
Over $4 billion	0.6100

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Balanced II
Class I3	0.50%
Class R	1.10
Bond
Class A, Class T1	1.10
Class B	1.85
Class C	1.75	1.85%
Class I (D)	0.50	0.75, 0.85
Class I2	0.75	0.85
Class R6 (D)	0.44	0.75, 0.85
Capital Growth
Class A, Class T1	1.45
Class B, Class C	2.20
Class I, Class I2, Advisor Class	1.20
Concentrated Growth
Class A, Class T1	1.20
Class C	1.95
Class I, Advisor Class	0.95
Class I2	0.85	0.95
Dividend Focused
Class A, Class T1	1.15
Class C	1.90
Class I, Advisor Class	0.90
Class I2, Class R6	0.85	0.90
Dynamic Allocation
Class A, Class T1	1.10
Class C	1.85
Class I	0.85
Dynamic Income
Class A, Class T1	0.92
Class C	1.67
Class I, Advisor Class	0.67
Emerging Markets Debt
Class A, Class T1	1.25
Class C	2.00
Class I, Class I2, Class R6	0.85	1.00
Advisor Class	1.00
Emerging Markets Equity
Class A	1.65	1.75
Class C	2.40	2.50
Class I, Class I2	1.40	1.50
Class T1	1.75
Advisor Class	1.50
Event Driven
Class I, Class I2, Advisor Class	1.35
Floating Rate
Class A, Class T1	1.05
Class C	1.80
Class I, Class I2	0.80

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Global Equity
Class A, Class T1	1.35%
Class B, Class C	2.10
Class I, Class R6, Advisor Class	1.10
Government Money Market
Class A	0.73
Class B, Class C	1.48
Class I, Class I2	0.48
Class I3	0.30
Class R2	0.80
Class R4	0.50
Growth
Class I2, Class R6	N/A	N/A
High Quality Bond
Class I3	0.40
Class R	1.00
Class R4	0.65
High Yield Bond
Class A (E)	1.00	1.20%
Class B (E), Class C (E)	1.75	1.95
Class I (E), Class I2 (E)	0.75	0.95
Class I3	0.60
Class R	1.10
Class R4	0.85
Class R6	0.85	0.95
Class T1	1.20
Advisor Class	0.95
High Yield Muni
Class A, Class T1	1.01
Class C	1.76
Class I, Class I2	0.76
Inflation Opportunities
Class A, Class T1	1.00
Class C	1.75
Class I, Class I2, Class R6	0.75
Inflation-Protected Securities
Class I3	0.40
Class R	1.00
Class R4	0.65
Intermediate Bond
Class I2 (E)	0.50	0.55
Class I3	0.40
Class R	1.00
Class R4	0.65
Intermediate Muni
Class A	0.85	0.96
Class C	1.60	1.71
Class I, Class I2, Advisor Class	0.71
Class T1	0.96

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
International Equity
Class A	1.25%	1.35%
Class C	2.00	2.10
Class I, Class I2, Class R6	1.00	1.10
Class I3	0.90
Class R	1.40
Class R4	1.15
Class T1	1.35
Advisor Class	1.10
International Growth
Class A (F)	1.30	N/A
Class I (F), Class I2, Class R6 (F)	1.05	N/A
International Small Cap Value
Class I, Class I2	1.22
International Stock (G)
Class A	1.25	N/A
Class I, Class I2, Class R6	1.00	N/A
Large Cap Value
Class A, Class T1	1.15
Class C	1.90
Class I, Class I2, Class R6, Advisor Class	0.90
Large Core
Class I3	0.65
Class R	1.15
Class R4	0.90
Large Growth
Class I3	0.65
Class R	1.25
Class R4	0.90
Large Value Opportunities
Class I3	0.50
Class R	1.00
Class R4	0.75
Mid Cap Growth
Class A (E)	1.10	1.30
Class C (E)	1.85	2.05
Class I (E), Class I2 (E)	0.85	1.05
Class I3	0.75
Class R	1.35
Class R4	0.95
Class T1	1.30
Advisor Class	1.05

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Mid Cap Value Opportunities
Class A (E)	1.05%	1.20%
Class C (E)	1.80	1.95
Class I (E), Class I2 (E)	0.80	0.95
Class I3	0.70
Class R	1.25
Class R4	0.90
Class R6, Advisor Class	0.95
Class T1	1.20
MLP & Energy Income
Class A, Class T1	1.60
Class C	2.35
Class I, Advisor Class	1.35
Class I2	1.25	1.35
Multi-Cap Growth
Class A, Class T1	1.25
Class B, Class C	2.00
Class I, Advisor Class	1.00
Class I2	0.90	1.00
Multi-Managed Balanced
Class A	1.15	1.40
Class B	2.15
Class C	1.90	2.15
Class I, Class R6	0.90	1.15
Class T1	1.40
Advisor Class	1.15
Short-Term Bond
Class A	0.90	1.00
Class C	1.75
Class I	0.75
Class I2, Class R6	0.65	0.75
Class T1	1.00
Advisor Class	0.75
Small Cap Core
Class A (E)	1.20	1.30
Class C (E)	1.95	2.05
Class I (E), Class I2 (E)	0.95	1.05
Class I3	0.85
Class R	1.50
Class R4	1.10
Class T1	1.30
Advisor Class	1.05
Small Cap Growth
Class A (E)	1.25	1.40
Class C (E)	2.00	2.15
Class I (E), Class I2 (E)	1.00	1.15
Class I3	0.90
Class R	1.55
Class R4, Class R6, Advisor Class	1.15
Class T1	1.40

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Small Cap Value
Class A (E)	1.20%	1.30%
Class C (E)	1.95	2.05
Class I (E), Class I2 (E)	0.95	1.05
Class I3	0.85
Class R	1.50
Class R4	1.10
Class R6, Advisor Class	1.05
Class T1	1.30
Small/Mid Cap Value
Class A, Class T1	1.40
Class B	2.15
Class C	2.05	2.15
Class I, Class I2, Class R6	1.00	1.15
Advisor Class	1.15
Strategic High Income
Class A, Class T1	1.20
Class C	1.95
Class I, Class I2, Advisor Class	0.95

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Unconstrained Bond
Class I, Class I2, Advisor Class	0.95%
US Growth
Class A	1.25	1.42%
Class B	2.17
Class C	2.00	2.17
Class I, Class I2, Class T	1.00	1.17
Class T1	1.42
Advisor Class	1.17

(A)	Current operating expense limit is effective through March 1, 2019.
(B)	Prior operating expense limit was effective through March 1, 2018, unless otherwise indicated.
(C)	No rate present indicates no change to the operating expense limit during the year.
(D)	Prior operating expense limit was effective through July 2, 2018 and March 1, 2018, respectively.
(E)	Current voluntary operating expense limit is effective through October 31, 2018.
(F)	Class commenced operations on March 1, 2018.
(G)	Fund commenced operations on September 28, 2018.

TAM is entitled to recapture expenses accrued by the Funds for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Funds’ operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

TAM, on a voluntary basis and in addition to the contractual waivers in effect from time to time, may waive and/or reimburse expenses of the Funds, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discounted by TAM at any time.

As of October 31, 2018, the balances available for recapture by TAM for each Fund are as follows. Funds not listed in the subsequent table do not have balances available for recapture during the year. Government Money Market is discussed in further detail in proceeding notes and tables.

	Amounts Available
Fund	2016	2017	2018	Total
Balanced II
Class I3	$—	$11,077	$50,758	$61,835
Bond
Class B	—	35	882	917
Class I	—	—	122,836	122,836
Class R6	—	—	1,551	1,551
Capital Growth
Class B	5	2,652	3,504	6,161
Concentrated Growth
Class A	—	—	10,718	10,718
Advisor Class	—	—	3	3
Dividend Focused
Advisor Class	—	3	5	8

	Amounts Available
Fund	2016	2017	2018	Total
Dynamic Allocation
Class A	$27,380	$44,299	$37,854	$109,533
Class C	21,410	37,597	30,408	89,415
Class I	4,549	13,169	12,255	29,973
Class T1	—	21	34	55
Dynamic Income
Class A	—	—	4,590	4,590
Class C	—	—	25,457	25,457
Class I	—	—	7,557	7,557
Advisor Class	—	6	13	19
Event Driven
Class I	—	108	329	437
Class I2	48,658	161,964	100,411	311,033
Advisor Class	—	31	36	67

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Amounts Available
Fund	2016	2017	2018	Total
Floating Rate
Class A	$—	$11,724	$10,038	$21,762
Class C	2,208	5,582	5,664	13,454
Class I	2,145	27,236	56,823	86,204
Global Equity
Class A	12,477	67,263	55,928	135,668
Class B	5,147	5,032	3,004	13,183
Class C	136	67,152	43,510	110,798
Class I	—	2,329	16,955	19,284
Class Advisor	—	10	18	28
High Quality Bond
Class I3	—	86,961	90,825	177,786
Class R4	—	15,843	14,866	30,709
High Yield Bond
Class B	—	—	599	599
Class I3	—	54,739	109,498	164,237
Class R	—	17,643	63,766	81,409
Class R4	—	49,732	124,439	174,171
High Yield Muni
Class A	10,234	21,232	1,063	32,529
Class C	1,409	10,480	1,672	13,561
Class I	10,617	44,555	22,998	78,170
Inflation Opportunities
Class A	—	—	3,210	3,210
Class C	—	436	419	855
Class I	—	252	783	1,035
Inflation-Protected Securities
Class I3	—	85,795	212,731	298,526
Class R	—	1,742	6,362	8,104
Class R4	—	24,596	30,803	55,399
Intermediate Bond
Class I3	—	73,499	103,194	176,693
Class R4	—	34,759	37,880	72,639
International Equity
Class A	—	—	15,600	15,600
International Growth
Class A	—	—	31	31
Class I	—	—	25	25
International Stock
Class A	—	—	6,100	6,100
Class I	—	—	6,143	6,143
Class I2	—	—	6,101	6,101
Class R6	—	—	6,100	6,100

	Amounts Available
Fund	2016	2017	2018	Total
Large Core
Class I3	$—	$37,199	$74,158	$111,357
Class R	—	12,381	25,316	37,697
Class R4	—	2,856	3,049	5,905
Large Growth
Class I3	—	286,340	320,429	600,769
Class R4	—	24,931	18,921	43,852
Large Value Opportunities
Class I3	—	143,058	107,301	250,359
Class R	—	16,458	8,830	25,288
Class R4	—	27,440	20,958	48,398
Mid Cap Growth
Class C	—	—	19	19
Class I3	—	36,650	60,653	97,303
Class R	—	—	7,792	7,792
Class R4	—	12,349	14,856	27,205
Advisor Class	—	—	4	4
Mid Cap Value Opportunities
Class A	—	—	56,699	56,699
Class I3	—	107,312	133,669	240,981
Class R	—	—	25,301	25,301
Class R4	—	300,751	404,966	705,717
MLP & Energy Income
Class A	—	—	1,726	1,726
Class C	—	505	10,813	11,318
Advisor Class	—	2	6	8
Multi-Cap Growth
Class A	53,059	118,223	106,592	277,874
Class B	5,108	6,858	5,850	17,816
Class C	6,757	13,994	12,793	33,544
Multi-Managed Balanced
Class B	—	—	3,473	3,473
Small Cap Core
Class A	—	3,676	1,307	4,983
Class C	—	625	194	819
Class I	—	461	597	1,058
Class I3	—	136,058	108,519	244,577
Class R4	—	7,523	5,846	13,369
Advisor Class	—	10	7	17

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Amounts Available
Fund	2016	2017	2018	Total
Small Cap Growth
Class A	$—	$8,210	$7,029	$15,239
Class C	—	731	1,259	1,990
Class I	—	—	2,106	2,106
Class I3	—	35,590	42,159	77,749
Class R4	—	7,282	8,393	15,675
Advisor Class	—	11	11	22
Small Cap Value
Class A	243	3,912	4,581	8,736
Class C	—	—	65	65
Class I	—	—	377	377
Class I3	—	16,150	37,587	53,737
Class R4	—	585	390	975
Advisor Class	—	7	12	19

	Amounts Available
Fund	2016	2017	2018	Total
Small Mid/Cap Value
Class B	$—	$—	$1,268	$1,268
Strategic High Income
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	21,504	15,523	37,027
Class I2	—	—	9	9
Advisor Class	—	—	95	95
Unconstrained Bond
Advisor Class	—	3	5	8
US Growth
Class B	—	2,004	7,536	9,540

Government Money Market: TAM, on a voluntary basis and in addition to the contractual waivers in effect from time to time, has agreed to waive fees and/or reimburse expenses of Government Money Market, or any share classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM at any time. TAM is entitled to recapture any amounts so waived or reimbursed upon Government Money Market attaining such yield as the Trust’s officers reasonably determine.

TAM is entitled to reimbursement by Government Money Market, or any share classes thereof, of the fees waived and/or expenses reimbursed by TAM or any of its affiliates to Government Money Market, or any share classes thereof, during any of the previous thirty-six months. Reimbursement is not permitted if it would result in a negative yield, but amounts recaptured in certain cases have exceeded the expense limit under the contractual expense arrangement.

Waived and/or reimbursed expenses related to the maintenance of yield are included in Expenses waived and/or reimbursed and amounts recaptured by TAM under the voluntary yield waiver are included in Recapture of previously waived and/or reimbursed fees, both within the Statements of Operations. The actual expense ratio of each class of Government Money Market, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the Ratio and supplemental data section within the Financial Highlights.

For the years ended October 31, 2016, October 31, 2017 and October 31, 2018, the amounts waived by TAM due to the maintenance of the yield are as follows:

	Amounts Waived
	2016	2017	2018	Total
Class A	$462,515	$143,302	$—	$605,817
Class B	21,043	8,274	282	29,599
Class C	250,500	147,590	7,148	405,238
Class I	15,152	2,272	—	17,424
Class I2	20,533	5,796	—	26,329
Class I3	—	47	—	47
Class R2	—	—	—	—
Class R4	—	—	—	—

As of October 31, 2018, the balances available for recapture by TAM due to the maintenance of the yield is as follows:

	Amounts Available
	2016	2017	2018	Total
Class A	$—	$—	$—	$—
Class B	21,043	8,274	282	29,599
Class C	250,500	147,590	7,148	405,238
Class I	—	—		—
Class I2	19,628	5,796	—	25,424
Class I3	—	26	—	26
Class R2	—	—	—	—
Class R4	—	—	—	—

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the years ended October 31, 2016, October 31, 2017 and October 31, 2018, the amounts waived by TAM due to the operating expense limitation is as follows:

	Amounts Waived
	2016	2017	2018	Total
Class A	$214,037	$98,896	$33,727	$346,660
Class B	5,827	3,788	2,132	11,747
Class C	30,691	18,048	3,861	52,600
Class I	43,216	31,889	8,755	83,860
Class I2	—	2,876	1,207	4,083
Class I3	—	6,004	24,051	30,055
Class R2	—	35,908	573,624	609,532
Class R4	—	14,414	129,445	143,859

As of October 31, 2018, the balances available for recapture by TAM due to the operating expense limitation is as follows:

	Amounts Available
	2016	2017	2018	Total
Class A	$214,037	$98,896	$33,727	$346,600
Class B	5,827	3,788	2,132	11,747
Class C	30,691	18,048	3,861	52,600
Class I	43,216	31,889	8,755	83,860
Class I2	—	2,876	1,207	4,083
Class I3	—	—	19,236	19,236
Class R2	—	—	570,539	570,539
Class R4	—	13,604	129,445	143,049

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class B	1.00
Class C	1.00
Class R	0.50
Class R2	0.25
Class R4	0.25
Class T1	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3, Class R6, Class T, and Advisor Class.

TAM has contractually agreed to waive a portion of the 12b-1 fees at the following annual rates. These amounts are not subject to recapture by TAM in future years. Funds not listed in the subsequent table do not have a 12b-1 waiver.

Fund	Class A Waiver	Class C Waiver	Class T1 Waiver	12b-1 Expense Waiver Effective Through
High Yield Muni	0.10%	0.25%	0.10%	March 1, 2019
Intermediate Muni	0.10	0.25	0.10	March 1, 2019

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Shareholder fees: Class A, Class T, and Class T1 shares are subject to an initial sales charge, and a contingent deferred sales charge on certain share redemptions. Class B and Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2018, underwriter commissions received by TCI from the various sales charges are as follows. Funds and/or classes not listed in the subsequent table do not have shareholder fees.

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Bond
Class A	$245,954	$3,482
Class B	—	11
Class C	—	5,079
Capital Growth
Class A	2,442,660	5,528
Class B	—	102
Class C	—	18,729
Concentrated Growth
Class A	8,282	—
Class C	—	10
Dividend Focused
Class A	80,846	1,631
Class C	—	294
Dynamic Income
Class A	28,979	224
Class C	—	2,531
Emerging Markets Debt
Class A	24,587	7
Class C	—	1,767
Emerging Markets Equity
Class A	26,246	12
Class C	—	440
Floating Rate
Class A	41,230	9,960
Class C	—	6,113
Global Equity
Class A	50,361	—
Class B	—	47
Class C	—	428
Government Money Market
Class A	1,078	—
Class B	—	92
Class C	—	3,201
High Yield Bond
Class A	110,263	1,963
Class C	—	1,409
High Yield Muni
Class A	16,427	3,127
Class C	—	551
Inflation Opportunities
Class A	1,193	—
Class C	—	19
Intermediate Muni
Class A	179,268	71,492
Class C	—	31,836

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
International Equity
Class A	$355,651	$648
Class C	—	12,450
International Growth
Class A	956	—
Large Cap Value
Class A	352,901	196
Class C	—	10,555
Mid Cap Growth
Class A	13,651	—
Class C	—	18
Mid Cap Value Opportunities
Class A	99,208	17
Class C	—	4,843
Multi-Cap Growth
Class A	30,583	—
Class B	—	65
Class C	—	525
MLP & Energy Income
Class A	42,862	2,745
Class C	—	1,896
Multi-Managed Balanced
Class A	569,987	143
Class B	—	244
Class C	—	18,642
Short-Term Bond
Class A	183,151	58,276
Class C	—	53,579
Small Cap Core
Class A	2,472	—
Class C	—	148
Small Cap Growth
Class A	17,917	5
Class C	—	410
Small Cap Value
Class A	4,204	2
Small/Mid Cap Value
Class A	273,514	2,472
Class B	—	154
Class C	—	6,198
Strategic High Income
Class A	120,232	73
Class C	—	1,564
US Growth
Class A	215,848	104
Class B	—	253
Class C	—	776

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended October 31, 2018, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Balanced II	$4,044	$353
Bond	528,719	58,379
Capital Growth	1,086,519	125,883
Concentrated Growth	47,280	4,379
Dividend Focused	99,634	8,188
Dynamic Allocation	24,313	2,037
Dynamic Income	276,584	20,536
Emerging Markets Debt	722,524	50,814
Emerging Markets Equity	69,140	8,480
Event Driven	9,514	858
Floating Rate	210,697	24,580
Global Equity	186,310	15,432
Government Money Market	290,117	24,906
Growth	18,346	1,412
High Quality Bond	20,298	1,823
High Yield Bond	537,431	46,236
High Yield Muni	89,751	8,183
Inflation Opportunities	14,297	1,411
Inflation-Protected Securities	11,279	875
Intermediate Bond	224,236	19,666
Intermediate Muni	1,220,778	109,776

Fund	Fees Paid to TFS	Fees Due to TFS
International Equity	$3,400,221	$310,496
International Growth	103,533	8,603
International Small Cap Value	402,327	31,280
International Stock	57	55
Large Cap Value	668,053	65,776
Large Core	15,977	1,371
Large Growth	54,138	4,673
Large Value Opportunities	40,866	3,457
Mid Cap Growth	30,355	2,127
Mid Cap Value Opportunities	822,613	67,505
MLP & Energy Income	134,338	10,342
Multi-Cap Growth	372,157	32,091
Multi-Managed Balanced	870,535	73,857
Short-Term Bond	2,361,590	204,123
Small Cap Core	22,115	1,960
Small Cap Growth	72,897	6,838
Small Cap Value	30,454	2,530
Small/Mid Cap Value	1,252,294	105,816
Strategic High Income	155,304	14,368
Unconstrained Bond	46,489	5,106
US Growth	1,378,612	119,589

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s).

For the year ended October 31, 2018, brokerage commissions are as follows. Funds not listed in the subsequent table do not have brokerage commissions during the year.

Fund	Commissions
Capital Growth	$3,919

Cross-trades: The Funds are authorized to purchase or sell securities from and to other funds within TAF or between the Fund and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Fund participating in the transaction.

For the year ended October 31, 2018, the Funds engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) are as follows. Funds not listed in the subsequent table did not have 17a-7 transactions during the year.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Purchases	Sales	Net Realized Gains (Losses)
International Growth	$—	$1,886,377	$540,848
Large Core	4,594,513	20,483,503	3,313,843
Large Growth	2,127,648	—	—
Large Value Opportunities	20,483,503	4,594,513	(41,568)
US Growth	5,596,534	—	—

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Balanced II	$68,187,309	$12,121,445	$82,831,823	$12,190,611
Bond	316,317,793	71,228,711	143,525,075	44,961,507
Capital Growth	812,273,211	—	421,482,075	—
Concentrated Growth	47,537,228	—	97,559,654	—
Dividend Focused	149,481,602	—	239,325,093	—
Dynamic Allocation	4,453,203	—	4,633,854	—
Dynamic Income	63,388,170	—	150,741,777	—
Emerging Markets Debt	1,827,782,425	—	1,964,202,149	—
Emerging Markets Equity	1,170,323,151	—	400,024,072	—
Event Driven	564,795,710	—	569,761,264	—
Floating Rate	418,085,382	—	370,606,688	—
Global Equity	42,849,722	—	59,107,723	—
Growth	102,501,654	—	282,738,850	—
High Quality Bond	218,095,816	115,858,955	188,115,262	165,909,182
High Yield Bond	558,200,018	—	1,042,179,141	—
High Yield Muni	115,132,748	4,782,041	110,489,291	9,681,220
Inflation Opportunities	34,556,578	27,104,225	37,118,425	35,744,594
Inflation-Protected Securities	31,596,299	179,495,006	17,196,226	239,014,575
Intermediate Bond	776,425,439	611,782,256	690,886,778	592,778,710
Intermediate Muni	531,671,825	9,591,807	449,191,740	24,283,954
International Equity	1,971,622,453	—	1,197,518,858	—
International Growth	1,620,337,019	—	1,606,983,160	—
International Small Cap Value	172,178,684	—	224,922,961	—
International Stock	1,990,426	—	43,293	—
Large Cap Value	3,040,967,034	—	3,081,049,907	—
Large Core	371,236,095	—	406,221,357	—
Large Growth	286,460,890	—	420,544,458	—
Large Value Opportunities	893,336,634	—	993,327,958	—
Mid Cap Growth	100,097,860	—	276,763,419	—
Mid Cap Value Opportunities	1,303,288,539	—	1,405,253,583	—
MLP & Energy Income	128,856,220	—	100,397,976	—
Multi-Cap Growth	99,613,184	—	95,544,951	—
Multi-Managed Balanced	401,651,770	60,616,793	520,560,947	53,888,267
Short-Term Bond	1,825,522,628	—	2,116,661,922	48,405
Small Cap Core	203,571,616	—	241,038,922	—
Small Cap Growth	81,035,352	—	97,185,554	—
Small Cap Value	240,186,701	—	274,796,610	—
Small/Mid Cap Value	512,761,572	—	580,239,169	—
Strategic High Income	77,763,645	—	55,913,680	—
Unconstrained Bond	828,895,472	48,531,227	324,001,735	68,953,064
US Growth	294,297,673	—	432,636,616	—

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for real estate investment trusts, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, Late Year Ordinary Loss Deferrals, paydown gain/loss, foreign capital gains tax, and return of capital distributions from underlying investments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gain and losses, paydown gain/loss, and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Total Distributable Earnings
Balanced II	$(2,133,535)	$2,133,535
Bond	—	—
Capital Growth	(1,724,121)	1,724,121
Concentrated Growth	—	—
Dividend Focused	—	—
Dynamic Allocation	(48)	48
Dynamic Income	—	—
Emerging Markets Debt	—	—
Emerging Markets Equity	2	(2)
Event Driven	—	—
Floating Rate	(13,938)	13,938
Global Equity	(2,348,161)	2,348,161
Government Money Market	—	—
Growth	46,166,837	(46,166,837)
High Quality Bond	206,225	(206,225)
High Yield Bond	(4,746,923)	4,746,923
High Yield Muni	(271)	271
Inflation Opportunities	—	—
Inflation-Protected Securities	110,077	(110,077)
Intermediate Bond	(1,458,611)	1,458,611
Intermediate Muni	—	—

Fund	Paid-in Capital	Total Distributable Earnings
International Equity	$(1,468,711)	$1,468,711
International Growth	—	—
International Small Cap Value	—	—
International Stock	(30)	30
Large Cap Value	(8,418)	8,418
Large Core	(3,718,958)	3,718,958
Large Growth	(17,158,721)	17,158,721
Large Value Opportunities	(16,385,312)	16,385,312
Mid Cap Growth	13,475,527	(13,475,527)
Mid Cap Value Opportunities	(12,196,027)	12,196,027
MLP & Energy Income	(5,493,670)	5,493,670
Multi-Cap Growth	—	—
Multi-Managed Balanced	—	—
Short-Term Bond	—	—
Small Cap Core	(1,322,575)	1,322,575
Small Cap Growth	(3,619,337)	3,619,337
Small Cap Value	(1,654,680)	1,654,680
Small/Mid Cap Value	—	—
Strategic High Income	(120,886)	120,886
Unconstrained Bond	—	—
US Growth	—	—

As of October 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) were as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Balanced II	$132,018,771	$10,734,414	$(4,474,080)	$6,260,334
Bond	666,858,897	6,833,361	(14,708,247)	(7,874,886)

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Capital Growth	$1,151,518,713	$330,589,613	$(29,576,109)	$301,013,504
Concentrated Growth	138,128,354	52,402,112	(2,119,418)	50,282,694
Dividend Focused	524,265,182	110,928,957	(37,241,689)	73,687,268
Dynamic Allocation	24,146,701	1,916,180	(121,519)	1,794,661
Dynamic Income	261,148,573	172,424	(17,699,110)	(17,526,686)
Emerging Markets Debt	770,108,525	3,288,706	(54,925,353)	(51,636,647)
Emerging Markets Equity	944,563,263	22,154,154	(104,473,664)	(82,319,510)
Event Driven	124,276,755	4,260,790	(6,228,776)	(1,967,986)
Floating Rate	723,051,900	1,666,104	(8,663,253)	(6,997,149)
Global Equity	93,833,225	17,700,023	(5,579,883)	12,120,140
Government Money Market	1,224,447,984	—	—	—
Growth	119,740,182	83,567,935	(1,044,355)	82,523,580
High Quality Bond	285,530,213	96,109	(2,918,672)	(2,822,563)
High Yield Bond	1,565,235,242	10,390,881	(84,108,604)	(73,717,723)
High Yield Muni	103,408,196	1,220,186	(2,474,287)	(1,254,101)
Inflation Opportunities	158,667,642	528,719	(8,141,182)	(7,612,463)
Inflation-Protected Securities	141,735,351	535,799	(4,929,753)	(4,393,954)
Intermediate Bond	3,448,683,913	1,865,278	(100,129,573)	(98,264,295)
Intermediate Muni	1,446,459,395	2,290,551	(39,576,925)	(37,286,374)
International Equity	5,689,944,276	359,911,031	(542,321,633)	(182,410,602)
International Growth	1,382,853,333	25,963,640	(199,161,245)	(173,197,605)
International Small Cap Value	754,558,092	112,532,470	(133,001,793)	(20,469,323)
International Stock	1,947,324	4,541	(165,659)	(161,118)
Large Cap Value	2,223,615,132	153,586,822	(133,829,017)	19,757,805
Large Core	264,209,706	18,858,206	(15,961,883)	2,896,323
Large Growth	623,335,619	197,250,475	(11,185,101)	186,065,374
Large Value Opportunities	604,002,725	26,664,839	(33,012,500)	(6,347,661)
Mid Cap Growth	77,336,827	8,168,474	(9,594,367)	(1,425,893)
Mid Cap Value Opportunities	1,514,874,686	113,585,069	(52,662,600)	60,922,469
MLP & Energy Income	324,123,559	34,248,394	(21,705,145)	12,543,249
Multi-Cap Growth	238,315,147	54,470,498	(9,173,664)	45,296,834
Multi-Managed Balanced	878,026,038	158,801,506	(25,029,587)	133,771,919
Short-Term Bond	2,856,039,870	3,860,028	(31,464,411)	(27,604,383)
Small Cap Core	229,029,236	20,560,793	(25,951,552)	(5,390,759)
Small Cap Growth	127,432,315	31,001,652	(4,486,357)	26,515,295
Small Cap Value	246,332,504	23,732,120	(17,015,483)	6,716,637
Small/Mid Cap Value	748,476,228	119,107,864	(45,469,841)	73,638,023
Strategic High Income	154,994,251	12,265,128	(4,554,868)	7,710,260
Unconstrained Bond	754,293,278	1,181,256	(21,462,504)	(20,281,248)
US Growth	694,594,869	379,897,234	(14,268,079)	365,629,155

As of October 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Unlimited
Fund	Short-Term	Long-Term
Bond	$1,583,042	$3,349,122
Dynamic Allocation	187,097	490,361
Dynamic Income	27,506,533	30,440,051
Emerging Markets Debt	46,421,742	12,671,827
Emerging Markets Equity	103,808,425	—
Floating Rate	—	749,031
High Quality Bond	2,648,583	6,217,873
High Yield Bond	7,614,311	15,126,768

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

	Unlimited
Fund	Short-Term	Long-Term
High Yield Muni	$1,435,802	$356,507
Inflation Opportunities	—	2,164,047
Inflation-Protected Securities	2,903,434	3,883,868
Intermediate Bond	32,732,913	14,899,844
Intermediate Muni	15,695,791	2,767,528
International Equity	676,357	7,975,249
International Stock	993	1,596
MLP & Energy Income	56,049,074	112,426,017
Short-Term Bond	14,849,901	26,021,481
Small Cap Core	5,993,621	—
Strategic High Income	47,058,775	15,248,447
Unconstrained Bond	1,552,803	—

During the year ended October 31, 2018, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Dynamic Allocation	$673,594
Event Driven	1,856,236
Global Equity	12,678,351
High Yield Bond	10,969,121

Fund	Capital Loss Carryforwards Utilized/Expired
Inflation Opportunities	$1,481,498
International Equity	9,705,118
International Growth	3,932,571
International Small Cap Value	12,588,536

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

	2018 Distributions Paid From				2017 Distributions Paid From
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Balanced II	$1,889,706	$—	$613,523	$—	$1,395,387	$—	$6,968,473	$—
Bond	19,804,174	—	—	—	17,027,706	—	—	—
Capital Growth	11,201,061	—	174,027,606	—	—	—	134,077,183	—
Concentrated Growth	1,711,498	—	11,052,666	—	4,525,239	—	32,155,554	—
Dividend Focused	21,351,351	—	37,552,948	—	19,651,498	—	100,965,391	—
Dynamic Allocation	109,183	—	—	—	200,635	—	—	—
Dynamic Income	8,767,187	—	—	2,251,280	12,696,112	—	—	2,681,192
Emerging Markets Debt	29,899,690	—	—	3,273,159	38,854,402	—	—	—
Emerging Markets Equity	2,511,373	—	—	—	2,977,803	—	—	—
Event Driven	1,549,390	—	—	—	1,538,856	—	—	—
Flexible Income	—	—	—	—	17,027,706	—	—	—
Floating Rate	33,006,528	—	—	—	22,463,048	—	—	—
Global Equity	2,094,498	—	—	—	2,604,375	—	—	—
Government Money Market	10,421,389	—	—	—	205,015	—	—	—
Growth	—	—	86,341,028	—	—	—	72,273,039	—
High Quality Bond	6,392,400	—	—	—	2,594,607	—	—
High Yield Bond	93,768,516	—	—	—	97,420,002	—	—	—
High Yield Muni	162,784	3,468,262	—	—	1,122,908	3,004,592	323,962	—
Inflation Opportunities	4,178,289	—	—	—	2,577,368	—	—	—
Inflation-Protected Securities	3,812,067	—	—	—	1,249,333	—	—	—
Intermediate Bond	84,272,356	—	—	—	67,061,329	—	—	—
Intermediate Muni	287,647	32,597,803	—	—	6,639,962	25,168,571	1,285,272	—
International Equity	167,984,426	—	—	—	64,674,493	—	4,626,416	—
International Growth	22,882,446	—	—	—	12,679,466	—	—	—
International Small Cap Value	27,275,630	—	—	—	15,061,211	—	4,711,965	—
International Stock	—	—	—	—	—	—	—	—
Large Cap Value	109,599,251	—	160,661,452	—	109,605,415	—	95,968,595	—

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

	2018 Distributions Paid From				2017 Distributions Paid From
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Large Core	$4,735,805	$—	$9,809,742	$—	$2,156,424	$—	$—	$—
Large Growth	4,362,825	—	31,604,559	—	1,665,293		71,516	—
Large Value Opportunities	9,440,216	—	11,127,618	—	5,745,450	—	—	—
Mid Cap Growth	875,874	—	4,104,650	—	98,557	—	—	—
Mid Cap Value Opportunities	13,190,577	—	107,817,160	—	37,008,702	—	24,139,236	—
MLP & Energy Income	3,388,658	—	—	13,315,965	14,705,193	—	—	5,490,555
Multi-Cap Growth	7,638,175	—	4,970,221	—	455,515	—	47,730,358	—
Multi-Managed Balanced	13,140,857	—	20,316,110	—	10,944,542	—	3,011,423	—
Short-Term Bond	68,639,324	—	—	—	56,277,337	—	—	—
Small Cap Core	2,327,900	—	6,921,083	—	100,206	—	—	—
Small Cap Growth	—	—	14,518,564	—	2,609,307	—	39,471,487	—
Small Cap Value	1,133,203	—	11,833,820	—	2,713,129	—	—	—
Small/Mid Cap Value	69,149,581	—	40,386,063	—	12,291,569	—	35,704,058	—
Strategic High Income	4,544,312	—	538,076	—	4,509,069	—	134,152	—
Unconstrained Bond	20,935,712	—	7,938	2,529,595	7,790,075	—	28,857	—
US Growth	13,999,694	—	88,144,378	—	2,336,255	—	20,348,561	—

As of October 31, 2018, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Balanced II	$267,625	$—	$3,687,513	$—	$—	$(4,575,140)	$6,260,336
Bond	183,901	—	—	(4,932,164)	—	(338,364)	(7,875,418)
Capital Growth	—	—	68,764,772	—	(7,185,332)	—	301,009,917
Concentrated Growth	143,601	—	19,835,421	—	—	—	50,282,694
Dividend Focused	1,269,164	—	77,457,651	—	—	—	73,687,268
Dynamic Allocation	81,307	—	—	(677,458)	—	(514,850)	1,794,661
Dynamic Income	—	—	—	(57,946,584)	—	(17,806)	(17,526,686)
Emerging Markets Debt	—	—	—	(59,093,569)	—	(2,943,016)	(51,803,018)
Emerging Markets Equity	9,568,940	—	—	(103,808,425)	—	—	(82,326,954)
Event Driven	1,254,356	—	868,747	—	—	(301,044)	(2,290,564)
Floating Rate	—	—	—	(749,031)	—	(5,306)	(6,999,687)
Global Equity	89,937	—	—	—	—	—	12,119,286
Government Money Market	7,525	—	—	—	—	(7,525)	—
Growth	1,370,613	—	59,312,520	—	—	—	82,523,890
High Quality Bond	810,761	—	—	(8,866,456)	—	63,851	(2,822,563)
High Yield Bond	1,325,511	—	—	(22,741,079)	—	1,952,785	(73,717,723)
High Yield Muni	—	—	—	(1,792,309)	—	—	(1,254,101)
Inflation Opportunities	500,229	—	—	(2,164,047)	—	—	(7,618,898)
Inflation-Protected Securities	1,329,773	—	—	(6,787,302)	—	(1,309,292)	(4,395,090)
Intermediate Bond	348,369	—	—	(47,632,757)	—	88,354	(98,369,832)
Intermediate Muni	—	2,097	—	(18,463,319)	—	—	(37,286,374)
International Equity	99,638,219	—	156,243,080	(8,651,606)	—	(1,055,810)	(182,853,085)
International Growth	23,591,595	—	166,373,934	—	—	—	(173,333,491)
International Small Cap Value	11,838,367	—	39,014,265	—	—	—	(20,494,969)
International Stock	1,150	—	—	(2,589)	—	—	(161,127)
Large Cap Value	2,618,851	—	194,943,895	—	—	—	19,757,805
Large Core	10,939,434	—	32,293,117	—	—	(3,442,499)	2,896,323
Large Growth	3,683,999	—	61,192,881	—	—	(21,886,910)	186,065,436
Large Value Opportunities	24,669,128	—	70,119,743	—	—	(6,573,768)	(6,347,660)
Mid Cap Growth	3,762,638	—	19,295,557	—	—	(741,384)	(1,425,893)
Mid Cap Value Opportunities	12,828,176	—	98,360,213	—	—	(16,523,582)	60,922,469
MLP & Energy Income	—	—	—	(168,475,091)	—	(17,949,859)	12,542,420
Multi-Cap Growth	109,287	—	14,602,232	—	—	—	45,296,834
Multi-Managed Balanced	537,633	—	57,057,636	—	—	(66,193)	133,771,919
Short-Term Bond	278,389	—	—	(40,871,382)	—	(864,231)	(27,604,383)
Small Cap Core	4,925,353	—	13,372,039	(5,993,621)	—	(1,724,195)	(5,390,759)
Small Cap Growth	—	—	13,387,868	—	—	(1,688,614)	26,515,295
Small Cap Value	1,453,675	—	21,689,963	—	—	(232,048)	6,716,631

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Small/Mid Cap Value	$8,314,966	$—	$74,298,078	$—	$—	$—	$73,638,023
Strategic High Income	321,158	—	2,107,006	(62,307,222)	—	(2,623,258)	7,706,815
Unconstrained Bond	—	—	—	(1,552,803)	—	—	(20,329,152)
US Growth	11,673,434	—	87,293,628	—	—	—	365,675,174

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Funds’ financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that a fund is no longer required to present the components of distributable earnings on the Statements of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Funds’ financial statements.

12. RECLASSIFICATION

Certain amounts prior to November 1, 2015, have been reclassified for consistency with the current period presentation. These reclassifications had no effect on the net increase (decrease) in net assets resulting from operations. The Trust concluded that it was appropriate to reclassify certain borrowing costs, which relate to charges from a broker for securities sold short positions, as an expense which is included in Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations. Previously, the borrowing costs had been included in Net realized gain/(loss) on securities sold short within the Statements of Operations. Corresponding reclassifications have been made to Net investment income (loss) per share, Net realized and unrealized gain (loss) per share and Expenses to average net asset ratios within the Financial Highlights. The impact of the reclassification is an increase to realized gain (loss) and total expenses, and a decrease in net investment income. All impacted amounts, as identified within the Financial Highlights, have been adjusted for purposes of comparability.

13. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the respective Fund’s classes underwent a stock split. Funds not listed in the table did not have a stock split. There was no impact to the aggregate market value of shares outstanding. The

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

13. STOCK SPLIT (continued)

historical capital share activity presented within the Statements of Changes in Net Assets and the per share data presented within the Financial Highlights have been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Fund	Class	Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
Balanced II	R	September 15, 2017	2.01-for-1	4,571,079	9,171,183	Decrease	Increase
High Quality Bond	R4	April 21, 2017	1.01-for-1	5,355,021	5,396,036	Decrease	Increase
Inflation-Protected Securities	R4	April 21, 2017	0.97-for-1	6,242,382	6,069,179	Increase	Decrease
Intermediate Bond	R4	March 24, 2017	1.06-for-1	29,646,707	31,285,459	Decrease	Increase
Large Core	R4	March 10, 2017	0.81-for-1	1,376,796	1,117,293	Increase	Decrease
Large Growth	R4	March 10, 2017	1.35-for-1	6,200,939	8,353,323	Decrease	Increase
Large Value Opportunities	R4	May 5, 2017	1.56-for-1	6,045,594	9,421,040	Decrease	Increase
Mid Cap Growth	R4	March 10, 2017	0.84-for-1	1,574,918	1,327,363	Increase	Decrease
Small Cap Core	R4	March 10, 2017	1.44-for-1	743,234	1,073,021	Decrease	Increase
Small Cap Value	R4	April 21, 2017	2.16-for-1	258,654	559,003	Decrease	Increase

14. REORGANIZATION

Strategic High Income: Following the close of business on December 2, 2016, Strategic High Income acquired all of the net assets of Transamerica Income & Growth (“Income & Growth”) pursuant to a Plan of Reorganization. Strategic High Income is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of Strategic High Income for shares of Income & Growth outstanding following the close of business on December 2, 2016. The cost basis of the investments received from Income & Growth was carried forward to align ongoing reporting of Strategic High Income’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shares issued to Income & Growth shareholders, along with the exchange ratio of the reorganization for Strategic High Income, were as follows:

Income & Growth Class	Income & Growth Shares	Strategic High Income Class	Strategic High Income Shares	Dollar Amount	Exchange Ratio (A)
Class A	3,262,639	Class A	2,855,808	$28,861,366	0.88
Class C	6,121,573	Class C	5,357,800	53,942,865	0.88
Class I	2,504,630	Class I	2,195,729	22,194,649	0.88
Class I2	1,094	Class I2	1,009	9,808	0.92

(A)	Calculated by dividing Strategic High Income shares issuable by Income & Growth shares outstanding on December 2, 2016.

The net assets of the Income & Growth, including unrealized appreciation (depreciation), were combined with those of Strategic High Income. These amounts were as follows:

Income & Growth Unrealized Appreciation (Depreciation)	Income & Growth Net Assets	Strategic High Income Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 9,762,493	$ 105,008,689	$48,773,640	$153,782,329

Transamerica Partners: Following the close of business on the date listed in the subsequent table, the certain series of Transamerica Partners Funds Group and Transamerica Partners Institutional Funds Group (the “Target Funds”) reorganized into corresponding new or existing Destination Funds within the Trust. The reorganizations into existing Destination Funds were as follows:

Target Fund	Destination Fund/Class	Reorganization Date
	High Yield Bond (A):	March 24, 2017
Transamerica Partners High Yield Bond	Class R
Transamerica Partners Institutional High Yield Bond	Class R4
Transamerica Partners High Yield Bond Portfolio	Class I3

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

14. REORGANIZATION (continued)

Target Fund	Destination Fund/Class	Reorganization Date
	Intermediate Bond:	March 24, 2017
Transamerica Partners Core Bond	Class R
Transamerica Partners Institutional Core Bond (A)	Class R4
Transamerica Partners Core Bond Portfolio	Class I3
	Government Money Market (A):	October 13, 2017
Transamerica Partners Government Money Market	Class R2
Transamerica Partners Institutional Government Money Market	Class R4
Transamerica Partners Government Money Market Portfolio	Class I3
	International Equity (A):	March 10, 2017
Transamerica Partners International Equity	Class R
Transamerica Partners Institutional International Equity	Class R4
Transamerica Partners International Equity Portfolio	Class I3
	Mid Cap Growth:	March 10, 2017
Transamerica Partners Mid Growth	Class R
Transamerica Partners Institutional Mid Growth (A)	Class R4
Transamerica Partners Mid Growth Portfolio	Class I3
	Mid Cap Value Opportunities (A):	March 24, 2017
Transamerica Partners Mid Value	Class R
Transamerica Partners Institutional Mid Value	Class R4
Transamerica Partners Mid Value Portfolio	Class I3
	Small Cap Core:	March 10, 2017
Transamerica Partners Small Core	Class R
Transamerica Partners Institutional Small Core (A)	Class R4
Transamerica Partners Small Core Portfolio	Class I3
	Small Cap Growth (A):	March 10, 2017
Transamerica Partners Small Growth	Class R
Transamerica Partners Institutional Small Growth	Class R4
Transamerica Partners Small Growth Portfolio	Class I3
	Small Cap Value:	April 21, 2017
Transamerica Partners Small Value	Class R
Transamerica Partners Institutional Small Value (A)	Class R4
Transamerica Partners Small Value Portfolio	Class I3

The reorganizations into newly organized Destination Funds were as follows:

Target Fund	Destination Fund/Class	Reorganization Date
	Balanced II:	September 15, 2017
Transamerica Partners Balanced (A)	Class R
Transamerica Partners Balanced Portfolio	Class I3
	High Quality Bond:	April 21, 2017
Transamerica Partners High Quality Bond	Class R
Transamerica Partners Institutional High Quality Bond (A)	Class R4
Transamerica Partners High Quality Bond Portfolio	Class I3
	Inflation-Protected Securities:	April 21, 2017
Transamerica Partners Inflation-Protected Securities	Class R
Transamerica Partners Institutional Inflation-Protected Securities (A)	Class R4
Transamerica Partners Inflation-Protected Securities Portfolio	Class I3
	Large Core:	March 10, 2017
Transamerica Partners Large Core	Class R
Transamerica Partners Institutional Large Core (A)	Class R4
Transamerica Partners Large Core Portfolio	Class I3
	Large Growth:	March 10, 2017
Transamerica Partners Large Growth	Class R
Transamerica Partners Institutional Large Growth (A)	Class R4
Transamerica Partners Large Growth Portfolio	Class I3

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

14. REORGANIZATION (continued)

Target Fund	Destination Fund/Class	Reorganization Date
	Large Value Opportunities:	May 5, 2017
Transamerica Partners Large Value	Class R
Transamerica Partners Institutional Large Value (A)	Class R4
Transamerica Partners Large Value Portfolio	Class I3

(A)	Accounting and performance survivor of the reorganizations. Where a Target Fund was the accounting and performance survivor for financial reporting purposes, the accounting and performance survivor’s financial and performance history prior to the reorganization became the financial and performance history of the Destination Fund and is reflected in the Destination Fund’s financial statements and financial highlights.

Pursuant to an Agreement and Plan of Reorganization, each Target Fund transferred all of its property and assets to the corresponding Destination Fund. The purpose of the transactions was to achieve a more cohesive, focused, and streamlined fund complex. In exchange, the applicable Destination Fund assumed all of the liabilities of the applicable Target Fund and issued shares to that Target Fund, as described below. With the exception of the reorganizations involving the Series Portfolios, the reorganizations were tax-free. For financial statement purposes, assets received and shares issued of the Destination Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Destination Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shares issued to Target Fund shareholders from the Destination Fund, along with the exchange ratio of the reorganization for the Destination Funds, were as follows (shares of those Destination Funds that were not the accounting and performance survivor of the applicable reorganization are also shown):

Fund	Fund Shares	Destination Fund – Class	Destination Fund Shares	Dollar Amount	Exchange Ratio (A)
Transamerica Partners Balanced	9,171,183	Balanced II – Class R	9,171,183	$91,711,829	1.00
Transamerica Partners Balanced Portfolio	N/A	Balanced II – Class I3	5,619,167	56,191,666	N/A
		Government Money Market (B)
Transamerica Partners Government Money Market	632,075,520	Government Money Market – Class R2	632,075,520	632,075,520	1.00
Transamerica Partners Institutional Government Money Market	187,617,564	Government Money Market – Class R4	187,617,564	187,617,564	1.00
Transamerica Partners Government Money Market Portfolio	N/A	Government Money Market – Class I3	66,989,654	66,989,654	N/A
Transamerica Partners High Quality Bond	9,155,698	High Quality Bond –Class R	10,164,721	101,647,214	1.11
Transamerica Partners Institutional High Quality Bond (B)	5,396,036	High Quality Bond –Class R4	5,396,036	53,960,356	1.00
Transamerica Partners High Quality Bond Portfolio	N/A	High Quality Bond –Class I3	18,089,119	180,891,191	N/A
		High Yield Bond (B)
Transamerica Partners High Yield Bond	14,174,481	High Yield Bond –Class R	13,223,534	122,337,520	0.93
Transamerica Partners Institutional High Yield Bond	40,826,152	High Yield Bond –Class R4	38,058,540	352,098,584	0.93
Transamerica Partners High Yield Bond Portfolio	N/A	High Yield Bond –Class I3	37,423,688	346,225,252	N/A
Transamerica Partners Inflation – Protected Securities	10,338,182	Inflation-Protected Securities – Class R	11,485,858	114,858,579	1.11
Transamerica Partners Institutional Inflation-Protected Securities (B)	6,069,179	Inflation-Protected Securities – Class R4	6,069,179	60,691,785	1.00
Transamerica Partners Inflation-Protected Securities Portfolio	N/A	Inflation-Protected Securities – Class I3	6,435,074	64,350,738	N/A
Transamerica Partners Core Bond	28,440,299	Intermediate Bond – Class R	36,303,963	365,849,559	1.28
Transamerica Partners Institutional Core Bond (B)	31,285,459	Intermediate Bond – Class R4	31,285,459	315,276,089	1.00
Transamerica Partners Core Bond Portfolio	N/A	Intermediate Bond –Class I3	44,438,308	447,822,600	N/A
Intermediate Bond – Class I2	195,080,630	Intermediate Bond –Class I2	195,080,630	1,965,902,863	1.00

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

14. REORGANIZATION (continued)

Fund	Fund Shares	Destination Fund – Class	Destination Fund Shares	Dollar Amount	Exchange Ratio (A)
		International Equity (B)
Transamerica Partners International Equity	13,385,727	International Equity –Class R	8,218,564	$141,711,875	0.61
Transamerica Partners Institutional International Equity	6,071,150	International Equity –Class R4	2,371,458	40,890,816	0.39
Transamerica Partners International Equity Portfolio	N/A	International Equity –Class I3	11,005,711	189,770,376	N/A
Transamerica Partners Large Core	2,304,086	Large Core –Class R	8,065,740	80,657,396	3.50
Transamerica Partners Institutional Large Core (B)	1,117,293	Large Core –Class R4	1,117,293	11,172,929	1.00
Transamerica Partners Large Core Portfolio	N/A	Large Core –Class I3	20,290,247	202,902,469	N/A
Transamerica Partners Large Growth	8,911,458	Large Growth –Class R	24,908,589	249,085,885	2.80
Transamerica Partners Institutional Large Growth (B)	8,353,323	Large Growth –Class R4	8,353,323	83,533,232	1.00
Transamerica Partners Large Growth Portfolio	N/A	Large Growth –Class I3	52,386,514	523,865,143	N/A
Transamerica Partners Large Value	7,855,088	Large Value Opportunities – Class R	22,909,736	229,097,355	2.92
Transamerica Partners Institutional Large Value (B)	9,421,040	Large Value Opportunities – Class R4	9,421,040	94,210,399	1.00
Transamerica Partners Large Value Portfolio	N/A	Large Value Opportunities – Class I3	42,387,468	423,874,680	N/A
Transamerica Partners Mid Growth	5,348,116	Mid Cap Growth –Class R	4,006,821	53,042,698	0.75
Transamerica Partners Institutional Mid Growth (B)	1,327,363	Mid Cap Growth – Class R4	1,327,363	17,571,765	1.00
Transamerica Partners Mid Growth Portfolio	N/A	Mid Cap Growth – Class I3	2,676,644	35,433,677	N/A
Mid Cap Growth – Class A	600,232	Mid Cap Growth – Class A	600,232	7,872,924	1.00
Mid Cap Growth – Class C	92,065	Mid Cap Growth – Class C	92,065	1,181,785	1.00
Mid Cap Growth – Class I	35,727	Mid Cap Growth – Class I	35,727	471,916	1.00
Mid Cap Growth – Class I2	12,026,921	Mid Cap Growth – Class I2	12,026,921	159,214,123	1.00
Mid Cap Growth – Advisor Class	800	Mid Cap Growth – Advisor Class	800	10,563	1.00
		Mid Cap Value Opportunities (B)
Transamerica Partners Mid Value	6,179,933	Mid Cap Value Opportunities – Class R	11,148,053	132,969,517	1.80
Transamerica Partners Institutional Mid Value	25,879,655	Mid Cap Value Opportunities – Class R4	39,022,272	$465,442,058	1.51
Transamerica Partners Mid Value Portfolio	N/A	Mid Cap Value Opportunities – Class I3	24,417,361	291,240,513	N/A
Transamerica Partners Small Core	2,186,015	Small Cap Core – Class R	5,959,897	67,963,093	2.73
Transamerica Partners Institutional Small Core (B)	1,073,021	Small Cap Core – Class R4	1,073,021	12,236,084	1.00
Transamerica Partners Small Core Portfolio	N/A	Small Cap Core – Class I3	14,387,627	164,067,863	N/A
Small Cap Core – Class A	262,942	Small Cap Core – Class A	262,942	2,987,994	1.00
Small Cap Core – Class C	68,530	Small Cap Core – Class C	68,530	770,505	1.00
Small Cap Core – Class I	144,152	Small Cap Core – Class I	144,152	1,643,572	1.00
Small Cap Core – Class I2	3,485,319	Small Cap Core – Class I2	3,485,319	39,744,526	1.00
Small Cap Core – Advisor Class	858	Small Cap Core – Advisor Class	858	9,800	1.00
		Small Cap Growth (B)
Transamerica Partners Small Growth	2,432,198	Small Cap Growth – Class R	6,349,742	40,910,118	2.61
Transamerica Partners Institutional Small Growth	598,843	Small Cap Growth – Class R4	1,727,879	11,132,383	2.89
Transamerica Partners Small Growth Portfolio	N/A	Small Cap Growth – Class I3	2,729,704	17,586,938	N/A

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

14. REORGANIZATION (continued)

Fund	Fund Shares	Destination Fund – Class	Destination Fund Shares	Dollar Amount	Exchange Ratio (A)
Transamerica Partners Small Value	2,090,157	Small Cap Value – Class R	3,192,339	$35,584,048	1.53
Transamerica Partners Institutional Small Value (B)	559,003	Small Cap Value – Class R4	559,003	6,231,042	1.00
Transamerica Partners Small Value Portfolio	N/A	Small Cap Value – Class I3	1,539,952	17,165,386	N/A
Small Cap Value – Class A	225,399	Small Cap Value – Class A	225,399	2,495,036	1.00
Small Cap Value – Class C	74,769	Small Cap Value – Class C	74,769	824,598	1.00
Small Cap Value – Class I	57,440	Small Cap Value – Class I	57,440	639,862	1.00
Small Cap Value – Class I2	23,579,640	Small Cap Value – Class I2	23,579,640	262,835,266	1.00
Small Cap Value – Class R6	5,040	Small Cap Value – Class R6	5,040	56,472	1.00
Small Cap Value – Class T1	900	Small Cap Value – Class T1	900	9,968	1.00
Small Cap Value – Advisor Class	891	Small Cap Value – Advisor Class	891	9,995	1.00

(A)	Calculated by dividing the Destination Fund shares issuable by the Fund shares outstanding on the relevant Reorganization Date.
(B)	Accounting and performance survivor.

The net assets of the Target Funds, including unrealized appreciation (depreciation), were combined with those of the Destination Funds. These amounts were as follows:

Target Fund	Target Fund Unrealized Appreciation (Depreciation)		Target Fund Net Assets		Destination Fund	Destination Fund Net Assets Prior to Reorganization	Net Assets After Reorganization
Transamerica Partners Balanced (A)	$1,007,424		$91,711,829		Balanced II	$—	$147,903,495
Transamerica Partners Balanced Portfolio	N/A	(B)	56,191,666	(C)
Transamerica Partners Government Money Market	—		632,075,520		Government Money Market	247,644,219	1,134,326,957
Transamerica Partners Institutional Government Money Market	—		187,617,564
Transamerica Partners Government Money Market Portfolio	N/A	(B)	66,989,654	(C)
Transamerica Partners High Quality Bond	(1,640,859)		101,647,214		High Quality Bond	—	336,498,761
Transamerica Partners Institutional High Quality Bond (A)	1,537,095		53,960,356
Transamerica Partners High Quality Bond Portfolio	N/A	(B)	180,891,191	(C)
Transamerica Partners High Yield Bond	722,132		122,337,520		High Yield Bond	1,229,016,797	2,049,678,153
Transamerica Partners Institutional High Yield Bond	2,520,307		352,098,584
Transamerica Partners High Yield Bond Portfolio	N/A	(B)	346,225,252	(C)
Transamerica Partners Inflation-Protected Securities	760,560		114,858,579		Inflation-Protected Securities	—	239,901,102
Transamerica Partners Institutional Inflation-Protected Securities (A)	590,545		60,691,785
Transamerica Partners Inflation-Protected Securities Portfolio	N/A	(B)	64,350,738	(C)
Transamerica Partners Core Bond	(3,594,976)		365,849,559		Intermediate Bond	1,965,902,863	3,094,851,111
Transamerica Partners Institutional Core Bond (A)	2,500,810		315,276,089
Transamerica Partners Core Bond Portfolio	N/A	(B)	447,822,600	(C)

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

14. REORGANIZATION (continued)

Target Fund	Target Fund Unrealized Appreciation (Depreciation)		Target Fund Net Assets		Destination Fund	Destination Fund Net Assets Prior to Reorganization	Net Assets After Reorganization
Transamerica Partners International Equity	$34,415,124		$141,711,875		International Equity	$3,907,371,528	$4,279,744,595
Transamerica Partners Institutional International Equity	(43,060,842)		40,890,816
Transamerica Partners International Equity Portfolio	N/A	(B)	189,770,376	(C)
Transamerica Partners Large Core	(21,959,948)		80,657,396		Large Core	—	294,732,794
Transamerica Partners Institutional Large Core (A)	(19,873,951)		11,172,929
Transamerica Partners Large Core Portfolio	N/A	(B)	202,902,469	(C)
Transamerica Partners Large Growth	54,147,046		249,085,885		Large Growth	—	856,484,260
Transamerica Partners Institutional Large Growth (A)	(20,958,650)		83,533,232
Transamerica Partners Large Growth Portfolio	N/A	(B)	523,865,143	(C)
Transamerica Partners Large Value	(27,696,716)		229,097,355		Large Value Opportunities	—	747,182,434
Transamerica Partners Institutional Large Value (A)	(102,375,846)		94,210,399
Transamerica Partners Large Value Portfolio	N/A	(B)	423,874,680	(C)
Transamerica Partners Mid Growth	1,814,612		53,042,698		Mid Cap Growth	168,751,311	274,799,451
Transamerica Partners Institutional Mid Growth (A)	(219,281)		17,571,765
Transamerica Partners Mid Growth Portfolio	N/A	(B)	35,433,677	(C)
Transamerica Partners Mid Value	37,947,317		132,969,517		Mid Cap Value Opportunities	894,568,475	1,784,220,563
Transamerica Partners Institutional Mid Value	61,036,958		465,442,058
Transamerica Partners Mid Value Portfolio	N/A	(B)	291,240,513	(C)
Transamerica Partners Small Core	(34,919,534)		67,963,093		Small Cap Core	45,156,397	289,423,437
Transamerica Partners Institutional Small Core (A)	(48,604,430)		12,236,084
Transamerica Partners Small Core Portfolio	N/A	(B)	164,067,863	(C)
Transamerica Partners Small Growth	1,384,718		40,910,118		Small Cap Growth	76,775,271	146,404,710
Transamerica Partners Institutional Small Growth	3,003,186		11,132,383
Transamerica Partners Small Growth Portfolio	N/A	(B)	17,586,938	(C)
Transamerica Partners Small Value	(4,139,367)		35,584,048		Small Cap Value	266,871,196	325,851,672
Transamerica Partners Institutional Small Value (A)	4,551,843		6,231,042
Transamerica Partners Small Value Portfolio	N/A	(B)	17,165,386	(C)

(A)	Accounting and performance survivor.
(B)	Taxable reorganization.
(C)	The net assets of the Series Portfolio exclude the feeder funds’ investments in the Series Portfolio.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

15. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

16. SUBSEQUENT EVENTS

The Board has approved a new sub-advisory agreement with BlackRock Investment Management, LLC and certain related changes with respect to Government Money Market. This will be effective on or about November 1, 2018.

The Board has approved a new sub-advisory agreement with Peregrine Capital Management, LLC and certain related changes with respect to Small Cap Value. This will be effective on or about November 1, 2018.

The Board has approved a new sub-advisory agreement with Wellington Management Company LLP and certain related changes with respect to Mid Cap Growth. This will be effective on or about December 1, 2018.

17. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP (formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

17. LEGAL PROCEEDINGS (continued)

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds. The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Transamerica Balanced II, Transamerica Bond, Transamerica Capital Growth, Transamerica Concentrated Growth, Transamerica Dividend Focused, Transamerica Dynamic Allocation, Transamerica Dynamic Income, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Equity, Transamerica Event Driven, Transamerica Floating Rate, Transamerica Global Equity, Transamerica Government Money Market, Transamerica Growth, Transamerica High Quality Bond, Transamerica High Yield Bond, Transamerica High Yield Muni, Transamerica Inflation Opportunities, Transamerica Inflation-Protected Securities, Transamerica Intermediate Bond, Transamerica Intermediate Muni, Transamerica International Equity, Transamerica International Growth, Transamerica International Small Cap Value, Transamerica International Stock, Transamerica Large Cap Value, Transamerica Large Core, Transamerica Large Growth, Transamerica Large Value Opportunities, Transamerica Mid Cap Growth, Transamerica Mid Cap Value Opportunities, Transamerica MLP & Energy Income, Transamerica Multi-Cap Growth, Transamerica Multi-Managed Balanced, Transamerica Short-Term Bond, Transamerica Small Cap Core, Transamerica Small Cap Growth, Transamerica Small Cap Value, Transamerica Small/Mid Cap Value, Transamerica Strategic High Income, Transamerica Unconstrained Bond and Transamerica US Growth and the Board of Trustees of Transamerica Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica Balanced II, Transamerica Bond, Transamerica Capital Growth, Transamerica Concentrated Growth, Transamerica Dividend Focused, Transamerica Dynamic Allocation, Transamerica Dynamic Income, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Equity, Transamerica Event Driven, Transamerica Floating Rate, Transamerica Global Equity, Transamerica Government Money Market, Transamerica Growth, Transamerica High Quality Bond, Transamerica High Yield Bond, Transamerica High Yield Muni, Transamerica Inflation Opportunities, Transamerica Inflation-Protected Securities, Transamerica Intermediate Bond, Transamerica Intermediate Muni, Transamerica International Equity, Transamerica International Growth, Transamerica International Small Cap Value, Transamerica International Stock, Transamerica Large Cap Value, Transamerica Large Core, Transamerica Large Growth, Transamerica Large Value Opportunities, Transamerica Mid Cap Growth, Transamerica Mid Cap Value Opportunities, Transamerica MLP & Energy Income, Transamerica Multi-Cap Growth, Transamerica Multi-Managed Balanced, Transamerica Short-Term Bond, Transamerica Small Cap Core, Transamerica Small Cap Growth, Transamerica Small Cap Value, Transamerica Small/Mid Cap Value, Transamerica Strategic High Income, Transamerica Unconstrained Bond and Transamerica US Growth (collectively referred to as the “Funds”), (forty-two of the funds constituting Transamerica Funds (the “Trust”), including the schedules of investments, as of October 31, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the statement of cash flow for Transamerica Event Driven for the year ended October 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (forty-two of the Funds constituting Transamerica Funds) at October 31, 2018, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, and the statement of cash flow for Transamerica Event Driven for the year ended October 31, 2018, in conformity with U.S. generally accepted accounting principles.

The Funds	Statement of operations	Statements of changes in net assets	Financial highlights

Transamerica Bond

Transamerica Capital Growth

Transamerica Dividend Focused

Transamerica Dynamic Allocation

Transamerica Dynamic Income

Transamerica Emerging Markets Debt

Transamerica Emerging Markets Equity

Transamerica Floating Rate

Transamerica Global Equity

Transamerica Government Money Market

Transamerica Growth

Transamerica High Yield Bond

Transamerica High Yield Muni

Transamerica Intermediate Muni

Transamerica International Equity

Transamerica International Growth

Transamerica International Small Cap Value

Transamerica Large Cap Value

Transamerica MLP & Energy Income

Transamerica Multi-Cap Growth

Transamerica Multi-Managed Balanced

Transamerica Short-Term Bond

Transamerica Small Cap Growth

Transamerica Small/Mid Cap Value

Transamerica US Growth

	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018

Transamerica Funds	Annual Report 2018

The Funds	Statement of operations	Statements of changes in net assets	Financial highlights

Transamerica Balanced II

Transamerica High Quality Bond

Transamerica Inflation-Protected Securities

Transamerica Intermediate Bond

Transamerica Large Core

Transamerica Large Growth

Transamerica Large Value Opportunities

Transamerica Mid Cap Growth

Transamerica Small Cap Core

Transamerica Small Cap Value

	For the year ended October 31, 2018	For the year ended October 31, 2018, the period from January 1, 2017 through October 31, 2017 and the year ended December 31, 2016.	For the year ended October 31, 2018, the period from January 1, 2017 through October 31, 2017, and for each of the 4 years in the period ended December 31, 2016.
Transamerica Concentrated Growth	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the four years ended October 31, 2018 and the period from January 1, 2014 through October 31, 2014.
Transamerica Event Driven	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the three years in the period ended October 31, 2018 and the period from March 31, 2015 (commencement of operations) through October 31, 2015
Transamerica Inflation Opportunities Transamerica Strategic High Income	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the four years in the period ended October 31, 2018 and the period from March 1, 2014 (commencement of operations) through October 31, 2014
Transamerica Mid Cap Value Opportunities	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the four years in the period ended October 31, 2018 and the period from April 30, 2014 (commencement of operations) through October 31, 2014
Transamerica Unconstrained Bond	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the 3 years in the period ended October 31, 2018 and the period from December 8, 2014 (commencement of operations) through October 31, 2015
Transamerica International Stock	For the period from September 28, 2018 (commencement of operations) through October 31, 2018

The financial highlights for Transamerica Concentrated Growth for the period ended prior to January 1, 2014 were audited by another independent registered public accounting firm whose report dated February 24, 2014 expressed an unqualified opinion on those financial highlights.

Transamerica Funds	Annual Report 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, brokers and others, or by other appropriate auditing procedures where replies from brokers or others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 24, 2018

Transamerica Funds	Annual Report 2018

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2018, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Balanced II	$1,419,495
Capital Growth	3,206,173
Concentrated Growth	1,711,498
Dividend Focused	18,371,418
Emerging Markets Equity	2,511,373
Event Driven	294,317
Global Equity	1,737,404
High Yield Bond	1,290,631
International Equity	123,748,486
International Growth	22,882,446
International Small Cap Value	20,147,675
Large Cap Value	46,149,670
Large Core	4,735,805
Large Growth	4,362,825
Large Value Opportunities	9,440,216
Mid Cap Growth	875,874
Mid Cap Value Opportunities	13,190,577
MLP & Energy Income	3,388,658
Multi-Cap Growth	2,995,377
Multi-Managed Balanced	10,120,253
Small Cap Core	2,327,900
Small Cap Value	1,219,626
Small/Mid Cap Value	10,867,979
Strategic High Income	1,944,115
US Growth	9,171,468

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Balanced II	62%
Concentrated Growth	80
Dividend Focused	92
Event Driven	8
Global Equity	31
High Yield Bond	1
Large Cap Value	52
Large Core	59
Large Growth	78
Large Value Opportunities	40
Mid Cap Growth	73
Mid Cap Value Opportunities	100
MLP & Energy Income	71
Multi-Cap Growth	38
Multi-Managed Balanced	83
Small Cap Core	87
Small Cap Value	100
Small/Mid Cap Value	17
Strategic High Income	34
US Growth	84

Transamerica Funds	Annual Report 2018

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION (continued)

For tax purposes, the long-term capital gain designations for the year ended October 31, 2018 are as follows:

Fund	Long-Term Capital Gain Designation
Balanced II	$613,523
Capital Growth	174,027,606
Concentrated Growth	11,052,666
Dividend Focused	37,552,948
Growth	132,507,864
Large Cap Value	160,661,452
Large Core	9,809,742
Large Growth	31,604,559
Large Value Opportunities	11,127,618
Mid Cap Growth	22,047,335
Mid Cap Value Opportunities	107,817,160
Multi-Cap Growth	4,970,221
Multi-Managed Balanced	20,316,110
Small Cap Core	6,921,083
Small Cap Growth	14,518,564
Small Cap Value	11,833,820
Small/Mid Cap Value	40,386,063
Strategic High Income	538,076
Unconstrained Bond	7,938
US Growth	88,144,378

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
Emerging Markets Equity	$16,604,755	$1,846,159
International Equity	142,398,065	9,301,381
International Growth	33,537,338	2,924,020
International Small Cap Value	25,918,666	2,190,812

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 21-22, 2018, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Balanced II	Transamerica International Equity
Transamerica Bond (formerly, Transamerica Flexible Income)	Transamerica International Growth
Transamerica Capital Growth	Transamerica International Small Cap Value
Transamerica Concentrated Growth	Transamerica Large Cap Value
Transamerica Dividend Focused	Transamerica Large Core
Transamerica Dynamic Allocation	Transamerica Large Growth
Transamerica Dynamic Income	Transamerica Large Value Opportunities
Transamerica Emerging Markets Debt	Transamerica Mid Cap Growth
Transamerica Emerging Markets Equity	Transamerica Mid Cap Value Opportunities
Transamerica Event Driven	Transamerica MLP & Energy Income
Transamerica Floating Rate	Transamerica Multi-Cap Growth
Transamerica Global Equity	Transamerica Multi-Managed Balanced
Transamerica Government Money Market	Transamerica Short-Term Bond
Transamerica Growth	Transamerica Small Cap Core
Transamerica High Quality Bond	Transamerica Small Cap Growth
Transamerica High Yield Bond	Transamerica Small Cap Value
Transamerica High Yield Muni	Transamerica Small/Mid Cap Value
Transamerica Inflation Opportunities	Transamerica Strategic High Income
Transamerica Inflation-Protected Securities	Transamerica Unconstrained Bond
Transamerica Intermediate Bond	Transamerica US Growth
Transamerica Intermediate Muni

For the Funds listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively the “Sub-Advisory Agreements” and, together with the Management Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser(s)
Transamerica Balanced II	Aegon USA Investment Management, LLC J.P. Morgan Investment Management Inc.
Transamerica Bond (formerly, Transamerica Flexible Income)	Aegon USA Investment Management, LLC
Transamerica Capital Growth	Morgan Stanley Investment Management Inc.
Transamerica Concentrated Growth	Torray LLC
Transamerica Dividend Focused	Barrow, Hanley, Mewhinney & Strauss, LLC
Transamerica Dynamic Allocation	QS Investors, LLC/Western Asset Management Company
Transamerica Dynamic Income	QS Investors, LLC
Transamerica Emerging Markets Debt	Logan Circle Partners, L.P.
Transamerica Emerging Markets Equity	ClariVest Asset Management LLC
Transamerica Event Driven	Advent Capital Management, LLC
Transamerica Floating Rate	Aegon USA Investment Management, LLC
Transamerica Global Equity	Rockefeller and Co., Inc.
Transamerica Government Money Market	Aegon USA Investment Management, LLC
Transamerica Growth	Jennison Associates LLC
Transamerica High Quality Bond	Merganser Capital Management, LLC
Transamerica High Yield Bond	Aegon USA Investment Management, LLC
Transamerica High Yield Muni	Belle Haven Investments, L.P.
Transamerica Inflation Opportunities	PineBridge Investments LLC
Transamerica Intermediate Bond	Aegon USA Investment Management, LLC
Transamerica Intermediate Muni	Belle Haven Investments, L.P.
Transamerica International Equity	Thompson, Siegel & Walmsley LLC
Transamerica International Small Cap Value	Thompson, Siegel & Walmsley LLC
Transamerica Large Cap Value	Levin Capital Strategies, L.P.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Fund	Sub-Adviser(s)
Transamerica Large Core	AJO, LP
Transamerica Large Growth	Jennison Associates LLC Wellington Management Company LLP
Transamerica Large Value Opportunities	AJO, LP
Transamerica Mid Cap Growth	Quantum Capital Management
Transamerica Mid Cap Value Opportunities	Thompson, Siegel & Walmsley LLC
Transamerica MLP & Energy Income	Kayne Anderson Capital Advisors, L.P.
Transamerica Multi-Cap Growth	Alta Capital Management, LLC
Transamerica Multi-Managed Balanced	Aegon USA Investment Management, LLC J.P. Morgan Investment Management Inc.
Transamerica Short-Term Bond	Aegon USA Investment Management, LLC
Transamerica Small Cap Core	Systematic Financial Management L.P.
Transamerica Small Cap Growth	Ranger Investment Management, L.P.
Transamerica Small Cap Value	Boston Advisors, LLC
Transamerica Small/Mid Cap Value	Systematic Financial Management L.P. Thompson, Siegel & Walmsley LLC
Transamerica Strategic High Income	Thompson, Siegel & Walmsley LLC
Transamerica Unconstrained Bond	PineBridge Investments LLC
Transamerica US Growth	Wellington Management Company, LLP

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2019.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2017. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Balanced II. The Board noted that the performance of Class R Shares of the Fund was above the median for its peer universe for the past 5- and 10-year period, in line with the median for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class R Shares of the Fund was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s equity sub-adviser, J.P. Morgan Investment Management Inc., had commenced subadvising that portion of the Fund on July 9, 2010 pursuant to its current equity investment strategies. The Board also noted that the Fund’s fixed income sub-adviser, Aegon USA Investment Management, LLC, had commenced subadvising that portion of the Fund on May 1, 2014 pursuant to its current fixed income investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of two Transamerica Partners funds on September 15, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Balanced, effective as of that date in place of its own historical performance record. The Trustees also noted recent changes in the portfolio management team at Aegon USA Investment Management, LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Bond (formerly, Transamerica Flexible Income). The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the portfolio management team at Aegon USA Investment Management, LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Capital Growth. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on March 22, 2011 pursuant to its current investment strategies.

Transamerica Concentrated Growth. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Dividend Focused. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe but above its benchmark, each for the past 1- and 3-year periods.

Transamerica Dynamic Allocation. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 5-year period and in line with the median for the past 1- and 3-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its composite benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on May 1, 2015 pursuant to its current investment objective and investment strategies.

Transamerica Dynamic Income. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe and below its composite benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on May 1, 2015 pursuant to its current investment strategies.

Transamerica Emerging Markets Debt. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3- and 5-year periods.

Transamerica Emerging Markets Equity. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Event Driven. The Board noted that the performance of Class I2 Shares of the Fund was in line with the median for its peer universe but above its benchmark, each for the past 1-year period.

Transamerica Floating Rate. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3-year period and in line with the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1- and 3-year periods.

Transamerica Global Equity. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period, in line with the median for the past 3-year period and below the median for the past 5- and 10-year periods. The Board also noted that the performance of Class A Shares of the Fund was above its primary benchmark for the past 1-year period and below its primary benchmark for the past 3-, 5- and 10-year periods. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on September 4, 2014 pursuant to its current investment strategies.

Transamerica Government Money Market. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund converted from a “prime” to a “government” money market fund as of May 1, 2016.

Transamerica Growth. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-, 3-, 5- and 10-year periods.

Transamerica High Quality Bond. The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above its benchmark for the past 1- and 10-year periods and below its benchmark for the past 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional High Quality Bond, effective as of that date in place of its own historical performance record.

Transamerica High Yield Bond. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 5- and 10-year periods and in line with the median for the past 1- and 3-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica High Yield Muni. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1-year period.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Inflation Opportunities. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period and in line with the median for the past 3-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1- and 3-year periods.

Transamerica Inflation-Protected Securities. The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 1- and 10-year periods and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Inflation-Protected Securities, effective as of that date in place of its own historical performance record. The Trustees also noted recent changes in the portfolio management team at BlackRock Financial Management, Inc. The Board also noted that, effective on or about June 30, 2018, PineBridge Investments LLC will replace BlackRock as sub-adviser to the Fund and will begin managing the Fund pursuant to different investment strategies.

Transamerica Intermediate Bond. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on May 1, 2014 pursuant to its current investment objective. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 24, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Core Bond, effective as of that date in place of its own historical performance record. The Trustees also noted recent changes in the portfolio management team at Aegon USA Investment Management, LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Intermediate Muni. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-, 3- and 5-year periods.

Transamerica International Equity. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5- and 10-year periods, in line with the median for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 5- and 10-year periods and below its benchmark for the past 1- and 3-year periods.

Transamerica International Growth. The Board noted that the performance of Class I2 Shares of the Fund was in line with the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1- and 3-year periods and below its benchmark for the past 5-year period. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on March 1, 2018 pursuant to its current investment objective and investment strategies.

Transamerica International Small Cap Value. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1- and 3-year periods.

Transamerica Large Cap Value. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on July 31, 2012 pursuant to its current investment objective and investment strategies.

Transamerica Large Core. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 1-, 5- and 10-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class R4 Shares of the Fund was above its primary benchmark for the past 1-year period and below its primary benchmark for the past 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Core, effective as of that date in place of its own historical performance record. The Board noted that, effective on or about September 1, 2018, PineBridge Investments, LLC will replace AJO as sub-adviser to the Fund and will begin managing the Fund pursuant to a different investment objective and different investment strategies.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Large Growth. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods and in line with the median for the past 10-year period. The Board also noted that the performance of Class R4 Shares of the Fund was above its primary benchmark for the past 1-year period and below its primary benchmark for the past 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Growth, effective as of that date in place of its own historical performance record.

Transamerica Large Value Opportunities. The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 1- and 5-year periods and below the median for the past 3- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above its primary benchmark for the past 1-year period and below its primary benchmark for the past 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on May 5, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Value, effective as of that date in place of its own historical performance record. The Board noted that, effective on or about September 1, 2018, PineBridge Investments, LLC will replace AJO as sub-adviser to the Fund and will begin managing the Fund pursuant to a different investment objective and different investment strategies.

Transamerica Mid Cap Growth. The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on June 28, 2013 pursuant to its current investment objective and investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Mid Growth, effective as of that date in place of its own historical performance record.

Transamerica Mid Cap Value Opportunities. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1- and 3-year periods.

Transamerica MLP & Energy Income. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe but below its composite benchmark, each for the past 1- and 3-year periods.

Transamerica Multi-Cap Growth. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on March 1, 2016 pursuant to its current investment objective and investment strategies.

Transamerica Multi-Managed Balanced. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 10-year period, in line with the median for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s equity sub-adviser, J.P. Morgan Investment Management Inc., had commenced subadvising that portion of the Fund on March 22, 2011 pursuant to its current equity investment objective and investment strategies. The Board also noted that the Fund’s fixed income sub-adviser, Aegon USA Investment Management, LLC, had commenced subadvising that portion of the Fund on May 1, 2014 pursuant to its current fixed income investment strategies. The Trustees also noted recent changes in the portfolio management team at Aegon USA Investment Management, LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Short Term Bond. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-, 3-, 5- and 10-year periods. Trustees also noted recent changes in the portfolio management team at Aegon USA Investment Management, LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Small Cap Core. The Board noted that the performance of Class R4 Shares of the Fund was below the median for its peer and below its primary benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Small Core, effective as of that date in place of its own historical performance record.

Transamerica Small Cap Growth. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1- and 5-year periods.

Transamerica Small Cap Value. The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 1- and 10-year periods and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on September 28, 2015 pursuant to its current investment objective and investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Small Value, effective as of that date in place of its own historical performance record.

Transamerica Small/Mid Cap Value. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3- and 10-year periods and in line with the median for the past 1- and 5-year periods. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that Systematic Financial Management, L.P. had previously served as the Fund’s sole Sub-Adviser, beginning on March 22, 2011, pursuant to different investment strategies. The Board also noted that Thompson, Siegel & Walmsley LLC had commenced subadvising the Fund’s mid-cap sleeve and Systematic Financial Management, L.P. had continued subadvising the Fund’s small-cap sleeve pursuant to the Fund’s current investment strategies on December 5, 2016.

Transamerica Strategic High Income. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3-year period and in line with the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its composite benchmark for the past 1- and 3-year periods.

Transamerica Unconstrained Bond. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1- and 3-year periods.

Transamerica US Growth. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe but below its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on March 22, 2011 and commenced using its current investment objective and investment strategies on July 1, 2014.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio). The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fee(s) and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Balanced II. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Bond (formerly, Transamerica Flexible Income). The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees and TAM agreed upon a reduction to the Fund’s management and sub-advisory fee schedules. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Capital Growth. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Concentrated Growth. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Dividend Focused. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees and TAM agreed upon additional breakpoints to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Dynamic Allocation. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Dynamic Income. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Debt. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees noted that even though the sub-advisory fee schedule increased, the management fee remained the same. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Equity. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees and TAM agreed upon a reduction to the Fund’s management and sub-advisory fee schedules. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Event Driven. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and in line with the medians for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Floating Rate. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Global Equity. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Government Money Market. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Growth. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were in line with the medians for its peer group and peer universe.

Transamerica High Quality Bond. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Yield Bond. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Yield Muni. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Inflation Opportunities. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Inflation-Protected Securities. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Intermediate Bond. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees and TAM agreed upon additional breakpoints to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Intermediate Muni. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Equity. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees and TAM agreed upon an additional breakpoint to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica International Growth. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Board further noted that the Fund’s management fee schedule had been reduced in connection with the recent sub-adviser change. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Small Cap Value. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees and TAM agreed upon an additional breakpoint to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Cap Value. The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees and TAM agreed upon additional breakpoints to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Core. The Board noted that the Fund’s contractual management fee was above the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees and TAM agreed upon a reduction to the Fund’s management and sub-advisory fee schedules. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Growth. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Value Opportunities. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees and TAM agreed upon a reduction to the Fund’s management and sub-advisory fee schedules. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Growth. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Value Opportunities. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica MLP & Energy Income. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Cap Growth. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Multi-Managed Balanced. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Short Term Bond. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Core. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Growth. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Value. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small/Mid Cap Value. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Strategic High Income. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Unconstrained Bond. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica US Growth. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM (with the exception of those fees paid to Aegon USA Investment Management, LLC (“AUIM”), which is affiliated with TAM), and are paid by TAM and not the applicable Fund. As a result, for those Funds not sub-advised by AUIM, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund. For each Fund sub-advised by AUIM, the Board noted that information about AUIM’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to each Fund. As a result, the Board focused on profitability information for TAM and its affiliates and AUIM in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Advisers from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds and that TAM believes the use of soft dollars by Advent Capital Management, LLC, Alta Capital Management, LLC, Barrow, Hanley, Mewhinney & Strauss, LLC, Boston Advisors, LLC, J.P. Morgan Investment Management Inc., Jennison Associates LLC, Levin Capital Strategies, L.P., Morgan Stanley Investment Management Inc., Quantum Capital Management, Ranger Investment Management, L.P., Rockefeller and Co., Inc., Systematic Financial Management L.P., Thompson, Siegel & Walmsley LLC and Wellington Management Company LLP is generally appropriate and in the best interests of the applicable Funds. The Board also noted that Advent Capital Management, LLC, Alta Capital Management, LLC, Barrow, Hanley, Mewhinney & Strauss, LLC, ClariVest Asset Management LLC, Jennison Associates LLC, Kayne Anderson Capital Advisors, L.P., Levin Capital Strategies, L.P., Morgan Stanley Investment Management Inc., Ranger Investment Management, L.P., Rockefeller and Co., Inc., Systematic Financial Management L.P., Thompson, Siegel & Walmsley LLC, Torray LLC and Wellington Management Company LLP participate in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2018

TRANSAMERICA GOVERNMENT MONEY MARKET

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on September 12-13, 2018, the Board considered the termination of Aegon USA Investment Management, LLC (“AUIM”) as sub-adviser for Transamerica Government Money Market (the “Fund”) and the approval of BlackRock Investment Management, LLC (“BlackRock”) as replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), on behalf of the Fund, and BlackRock (the “Sub-Advisory Agreement”) were reasonable, and that the termination of AUIM as sub-adviser to the Fund and approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved the Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with AUIM with respect to the Fund.

To assist the Board Members in their consideration of the Sub-Advisory Agreement, the Board Members had requested and received from TAM and BlackRock certain materials and information in advance of the meeting. They then reviewed such information as they deemed reasonably necessary to evaluate the Sub-Advisory Agreement. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that the appointment of BlackRock is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(b)        that BlackRock is an experienced and respected asset management firm and TAM believes that BlackRock will have the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on an assessment of BlackRock’s organization, investment personnel and experience managing the proposed investment strategy;

(c)        that the proposed management fee rate payable to TAM by the Fund is lower than the current management fee rate, which would result in immediate savings for current shareholders, as well as additional savings as the Fund’s assets grow in size;

(d)        that the proposed sub-advisory fee rate payable to BlackRock would be lower than the current AUIM sub-advisory fee rate and is fair and reasonable in light of the sub-advisory services to be provided;

(e)        the fact that the sub-advisory fees payable to BlackRock would be paid by TAM and not the Fund;

(f)        that TAM recommended to the Board Members that BlackRock be appointed to replace AUIM based on recent compliance issues related to the Fund;

(g)        the proposed responsibilities of BlackRock for the Fund and the sub-advisory services expected to be provided by the sub-adviser; and

(h)        that TAM recommended to the Board Members that BlackRock be appointed as sub-adviser to the Fund based on, among other things, TAM’s desire to engage an investment sub-adviser with a proven track record.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by BlackRock under the Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and BlackRock regarding the operations, facilities, organization and personnel of BlackRock, the anticipated ability of BlackRock to perform its duties under the Sub-Advisory Agreement, and the proposed changes to the Fund’s current investment program and other practices of the Fund. The Board Members also considered that TAM has advised the Board that the appointment of BlackRock is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services. The Board Members further considered that BlackRock is an experienced asset management firm and that TAM believes that BlackRock has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on its assessment of BlackRock’s organization, investment talent and strong back office. The Board Members also considered the proposed changes to the Fund’s principal investment strategies.

Transamerica Funds	Annual Report 2018

TRANSAMERICA GOVERNMENT MONEY MARKET

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

Based on their review of the materials provided and the information they received from TAM and BlackRock, the Board Members determined that BlackRock can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that BlackRock’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Fund.

Investment Performance. The Board Members considered BlackRock’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of the Fund as compared to its primary benchmark, its peer group and the composite performance of the strategy to be followed by BlackRock (the “BlackRock Strategy”). The Board noted that with fee differential and recapture adjustments, the performance of the BlackRock Strategy compared competitively to that of the Fund for the one- and two-year periods ending June 30, 2018 as well as the 30-day performance as of each quarter-end for the trailing two-year period. The Board Members further noted that, while past performance is not necessarily a predictor of future results, TAM believes the appointment of BlackRock will benefit shareholders by offering them the potential for improved performance based on the historical comparisons. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by BlackRock, the Board Members concluded that BlackRock is capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed new principal investment strategies.

Management and Sub-Advisory Fees, Cost of Services to be Provided and Profitability. The Board Members considered the proposed management and sub-advisory fee schedules. The Board Members noted that the proposed sub-advisory fee schedule payable by TAM to BlackRock was lower than the current sub-advisory fee schedule for AUIM. The Board Members also considered that, based on current asset levels, the proposed management fee for Transamerica Government Money Market would be above the applicable Morningstar peer group median and below the applicable Broadridge peer group median. The Board Members also considered that although the net management fee retained by TAM would increase, the proposed management fee rate payable by the Fund to TAM would decrease at all levels, and that TAM considered the proposed management fee to be reasonable compensation for its services. On the basis of these considerations, together with the other information they considered, the Board Members determined that the management fee to be received by TAM and the sub-advisory fee to be received by BlackRock under the Sub-Advisory Agreement are reasonable in light of the sub-advisory services to be provided.

With respect to BlackRock’s costs and profitability in providing sub-advisory services to the Fund, the Board Members noted that the proposed sub-advisory fee was the product of arm’s-length negotiation between TAM and BlackRock. As a result, the Board Members did not consider BlackRock’s anticipated profitability to be material to its decision to approve the Sub-Advisory Agreement. The Board also reviewed pro forma estimated profitability information provided by TAM, noting that TAM would experience a net annual increase in management fees retained for the Fund.

Economies of Scale. In evaluating the extent to which the proposed sub-advisory fees payable under the Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members considered that the appointment of BlackRock has the potential to attract additional assets due to BlackRock’s established asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to BlackRock, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered other benefits expected to be derived by BlackRock from its relationship with the Fund. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with BlackRock or the Fund, and that BlackRock may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the revised management fee schedule and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and unanimously approved the revised management fee schedule and the Sub-Advisory Agreement.

Transamerica Funds	Annual Report 2018

TRANSAMERICA INFLATION-PROTECTED SECURITIES

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on March 7-8, 2018, the Board considered the termination of BlackRock Financial Management, Inc. (“BlackRock”) as sub-adviser for Transamerica Inflation-Protected Securities (the “Fund”), the termination of BlackRock International, Ltd. (“BIL”) as sub-sub-adviser for the Fund, and the approval of PineBridge Investments LLC (“PineBridge”) as replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), on behalf of the Fund, and PineBridge (the “Sub-Advisory Agreement”) were reasonable, and that the termination of BlackRock as sub-adviser to the Fund, termination of BIL as sub-sub-adviser to the Fund, and approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved the Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with BlackRock and the sub-sub-advisory agreement with BIL with respect to the Fund.

To assist the Board Members in their consideration of the Sub-Advisory Agreement, the Board Members had requested and received from TAM and PineBridge certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the Sub-Advisory Agreement. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that PineBridge is an experienced and respected asset management firm and TAM believes that PineBridge has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on an assessment of PineBridge’s organization, investment personnel and experience managing the proposed strategy;

(b)        the proposed responsibilities of PineBridge for the Fund and the sub-advisory services expected to be provided by it;

(c)        that the proposed sub-advisory fee rate to be paid to PineBridge is the same as the current BlackRock sub-advisory fee and is fair and reasonable in light of the sub-advisory services to be provided by PineBridge;

(d)        the fact that the sub-advisory fees payable to PineBridge would be paid by TAM and not the Fund;

(e)        that TAM recommended to the Board Members that PineBridge be appointed as sub-adviser to the Fund based on TAM’s desire to engage an investment sub-adviser with a proven track record;

(f)        that TAM recommended to the Board Members that PineBridge be appointed to replace BlackRock based on BlackRock’s poor relative and risk-adjusted performance compared to their benchmark and their peer group, as well as the recent portfolio manager change; and

(g)        that the appointment of PineBridge is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by PineBridge under the Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and PineBridge regarding the operations, facilities, organization and personnel of PineBridge, the anticipated ability of PineBridge to perform its duties under the Sub-Advisory Agreement, and the anticipated changes to the Fund’s current investment program and other practices.

The Board Members considered the proposed changes to the Fund’s principal investment strategies. The Board Members considered that TAM has advised the Board Members that the appointment of PineBridge is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services.

Based on their review of the materials provided and the information they had received from TAM, the Board Members determined that PineBridge is capable of providing sub-advisory services to the Fund that are appropriate in scope and extent in light of the proposed investment program for the Fund and that PineBridge’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Fund.

Transamerica Funds	Annual Report 2018

TRANSAMERICA INFLATION-PROTECTED SECURITIES

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

Investment Performance. The Board Members considered PineBridge’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of the Fund as compared to its current benchmark, its current peer group, the composite performance of the strategy to be followed by PineBridge (the “PineBridge Strategy”), and a peer group of funds pursuing strategies similar to the PineBridge Strategy. The performance of the PineBridge Strategy compared favorably to that of the Fund and its current benchmark and peer group, as well as the PineBridge Strategy’s peer group, for the one-, three-, and five-year periods and the period of available performance history (since July 2008) ended September 30, 2017.

The Board Members further noted that TAM believes that the appointment of PineBridge will benefit shareholders by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the Sub-Advisory Agreement would actually have on the future performance of the Fund. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by PineBridge, the Board Members concluded that PineBridge is capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed new principal investment strategies.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedule under the Sub-Advisory Agreement. The Board Members noted that the proposed sub-advisory fee schedule payable by TAM to PineBridge is the same as the current sub-advisory fee schedule for BlackRock.

With respect to PineBridge’s costs and profitability in providing sub-advisory services to the Fund, the Board Members noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and PineBridge. As a result, the Board Members did not consider PineBridge’s anticipated profitability as material to its decision to approve the Sub-Advisory Agreement. The Board also reviewed pro forma estimated profitability information provided by TAM.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the sub-advisory fee schedule and the existence of breakpoints in the sub-advisory fee schedule. The Board Members considered that TAM believes that the appointment of PineBridge as sub-adviser has the potential to attract additional assets because of PineBridge’s asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM and sub-advisory fees payable by TAM to PineBridge in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered other benefits expected to be derived by PineBridge from its relationship with the Fund. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with PineBridge, and that PineBridge may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement.

Transamerica Funds	Annual Report 2018

TRANSAMERICA INTERNATIONAL GROWTH

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

On November 1, 2018, The Toronto-Dominion Bank (“TD”) acquired Greystone Capital Management Inc., the parent company of Greystone Managed Investments Inc. (“Greystone”). This transaction constituted an “assignment,” within the meaning of the Investment Company Act of 1940, of the sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Greystone, resulting in its automatic termination.

In anticipation of the closing of the transaction, the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”), at a meeting held on September 12-13, 2018, considered the continued retention of Greystone as the sub-adviser to Transamerica International Growth (the “Fund”). Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreement between TAM and Greystone, with respect to the Fund (the “New Sub-Advisory Agreement”), were reasonable and in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved the New Sub-Advisory Agreement to take effect upon the closing of the transaction.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members had requested and received from TAM and Greystone certain materials and information in advance of their meeting at which the New Sub-Advisory Agreement was approved. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that Greystone would remain the sub-adviser to the Fund and that the transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Fund and its shareholders, including compliance services;

(b)        that Greystone expects to retain the same investment processes, key personnel and support systems following the transaction;

(c)        that Greystone believes that its business, clients and employees will benefit from the transaction, and that the transaction will result in Greystone receiving the support and resources of a global organization;

(d)        that Greystone believes it will gain the strength of a broader and deeper investment management team through the combined resources of TD;

(e)        that Greystone is an experienced and respected asset management firm and TAM believes that Greystone will continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on an assessment of Greystone, its investment personnel, and the sub-advisory services Greystone provides to the Fund; and

(f)        that the New Sub-Advisory Agreement will not result in any change in the rate of sub-advisory fees payable by TAM to Greystone.

In approving the New Sub-Advisory Agreement, the Board Members also relied, as to Greystone’s services, fees, profitability and fallout benefits, on their prior deliberations in initially approving the sub-advisory agreement, in December of 2017, as supplemented by the new information concerning the transaction. With respect to other matters, such as TAM’s profitability in operating the Fund with Greystone as its sub-adviser, they relied in part upon their prior deliberations in approving the continuance of the management agreement with TAM in June of 2018.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and unanimously approved the New Sub-Advisory Agreement to take effect upon the closing of the transaction.

Transamerica Funds	Annual Report 2018

TRANSAMERICA INTERNATIONAL STOCK

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — INITIAL CONTRACT APPROVAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on September 12-13, 2018, the Board considered the proposed management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica International Stock (the “Fund”). The Board also considered the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Fund between TAM and ClariVest Asset Management LLC (“ClariVest”). Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the approval of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved the Agreements for an initial two-year period.

To assist the Board Members in their consideration, the Board Members had requested and received from TAM and ClariVest certain materials and information in advance of the meeting. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements. In addition, the Independent Board Members consulted counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations. In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant, in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. The Board Members considered the nature, extent and quality of the services expected to be provided by TAM and ClariVest. In particular, the Board Members considered the proposed investment strategies and approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; the continuous and regular management services to be provided by ClariVest; the experience of ClariVest with the proposed investment strategy; and the professional qualifications and experience of ClariVest’s portfolio management team. The Board Members also considered the management and other services to be provided by TAM for the portion of the management fee it will retain after payment of the sub-advisory fee for the Fund. The Board Members noted that these services would include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of ClariVest to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of the Fund’s investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for the Fund’s investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board, oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings; and ongoing cash management services. The Board noted that TAM, as part of the management services it provides to all Transamerica mutual funds, provides oversight of the services provided by the custodian, transfer agent, independent accountant and legal counsel and supervision of recordkeeping and shareholder relations functions of the Transamerica mutual funds.

Based on these and other considerations, the Board Members determined that TAM and ClariVest can provide investment and related services that are appropriate in scope and extent in light of the proposed investment program for the Fund.

Investment Performance. The Board Members considered ClariVest’s past performance, investment management experience, capabilities and resources. The Board Members recognized that the Fund is not yet in existence and therefore has no historical performance for the Board Members to review. However, the Board Members considered the historical performance of ClariVest’s existing ClariVest International strategy (the “ClariVest Strategy”). The historical performance covered the one-, three-, five-, and ten-year performance periods ended June 30, 2018, as compared to median performance figures of a peer group of funds pursuing similar strategies as the Fund, as well as the proposed benchmark for the Fund. The Board noted that the ClariVest Strategy outperformed the benchmark and the peer group median for each of the periods. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by TAM and ClariVest, the Board Members concluded that TAM and ClariVest are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objective, policies and strategies.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the proposed management fee and anticipated total expense ratio of the Fund, including information comparing the management fee and total expense ratio of the Fund to the investment advisory fees and total expense ratios of comparable investment companies in the Broadridge and Morningstar peer universes. The Board Members also considered the fee to be charged by ClariVest for sub-advisory services as well as the portion of the Fund’s management fee to be retained by TAM following payment of the sub-advisory fee. The Board also noted that, while the

Transamerica Funds	Annual Report 2018

TRANSAMERICA INTERNATIONAL STOCK

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — INITIAL CONTRACT APPROVAL (continued)

(unaudited)

estimated total expenses of the Fund were above its Morningstar and Broadridge peer group medians, the proposed management fee was comparable to the applicable Morningstar management fee median and below the applicable Broadridge median. The Board Members considered that the Fund was expected to gain assets which should cause the total expense ratio to decrease, and that sub-advisory fees would be discounted based on the combined assets of the Fund and Transamerica Emerging Markets Equity. The Board Members further noted that TAM proposed to enter into an expense limitation arrangement with the Fund, which could result in TAM waiving fees for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the management and sub-advisory fees to be received by TAM and ClariVest under the Agreements are reasonable in light of the services to be provided.

Cost of Services to be Provided and Profitability. The Board Members noted that the Fund was not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board Members reviewed projected profitability information provided by TAM regarding its costs of procuring management services as well as the costs of providing administration, transfer agency and other services to the Fund by TAM and its affiliates. Based on this information, the Board Members determined that the profitability of TAM and its affiliates from their relationships with the Fund was not anticipated to be excessive. The Board Members also noted that the proposed sub-advisory fees were the product of arm’s-length negotiation between TAM and ClariVest. As a result, the Board Members did not consider ClariVest’s anticipated profitability to be material to its decision to approve the ClariVest Sub-Advisory Agreement.

Economies of Scale. In evaluating the extent to which the proposed fees payable under the Agreements reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the management and sub-advisory fee schedules and the existence of breakpoints in those schedules, as detailed in the materials provided to the Board Members, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund. The Board Members concluded that the proposed fees and breakpoints may benefit shareholders by permitting the sharing of any economies of scale through lower management fees as the level of assets grows for the Fund. The Board Members also noted that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to ClariVest, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered other benefits expected to be derived by TAM, its affiliates, and/or ClariVest from their relationships with the Fund. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with ClariVest or the Fund, and that ClariVest may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements. The Board Members noted that they would have the opportunity in the future to review the benefits over time.

Other Considerations. The Board Members considered the investment objective of the Fund and its investment strategy and noted that TAM believes that the Fund would enhance TAM’s product line-up. The Board Members noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board Members favorably considered TAM’s procedures and policies to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of ClariVest. The Board Members also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the Agreements would be in the best interests of the Fund and its shareholders and unanimously approved the Agreements.

Transamerica Funds	Annual Report 2018

TRANSAMERICA INTERNATIONAL VALUE

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — INITIAL CONTRACT APPROVAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on July 18-19, 2018, the Board considered the proposed management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica International Value (the “Fund”). The Board also considered the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Fund between TAM and Thompson, Siegel & Walmsley, LLC (“TSW”). Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the approval of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved the Agreements for an initial two-year period.

To assist the Board Members in their consideration, the Board Members had requested and received from TAM and TSW certain materials and information in advance of the meeting. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements. In addition, the Independent Board Members consulted counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations. In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant, in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. The Board Members considered the nature, extent and quality of the services expected to be provided by TAM and TSW. In particular, the Board Members considered the proposed investment strategies and approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; the continuous and regular management services to be provided by TSW; the experience of TSW with the proposed investment strategy; and the professional qualifications and experience of TSW’s portfolio management team. The Board Members also considered the management and other services to be provided by TAM for the portion of the management fee it will retain after payment of the sub-advisory fee for the Fund. The Board Members noted that these services would include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of TSW to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of the Fund’s investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for the Fund’s investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board, oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings; and ongoing cash management services. The Board noted that TAM, as part of the management services it provides to all Transamerica mutual funds, provides oversight of the services provided by the custodian, transfer agent, independent accountant and legal counsel and supervision of recordkeeping and shareholder relations functions of the Transamerica mutual funds.

Based on these and other considerations, the Board Members determined that TAM and TSW can provide investment and related services that are appropriate in scope and extent in light of the proposed investment program for the Fund.

Investment Performance. The Board Members considered TSW’s past performance, investment management experience, capabilities and resources. The Board Members recognized that the Fund is not yet in existence and therefore has no historical performance for the Board Members to review. However, the Board Members considered the historical performance of TSW’s existing TSW ACWI ex-US strategy (the “TSW Strategy”). The historical performance covered one-, two- and three-year performance periods ended March 31, 2018, as compared to a peer group of funds pursuing similar strategies as the Fund, as well as the proposed benchmark for the Fund. The Board noted that the performance of the TSW Strategy generally compared favorably to the Fund’s proposed benchmark and peer group for the periods. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the management services to be provided by TAM and TSW, the Board Members concluded that TAM and TSW are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed principal investment objective, policies and strategies.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the proposed management fee and anticipated total expense ratio of the Fund, including information comparing the management fee and total expense ratio of the Fund to the investment advisory fees and total expense ratios of comparable investment companies in the Broadridge and Morningstar peer universes. The Board Members also considered the fee to be charged by TSW for sub-advisory services as well as the portion of the Fund’s management fee to be retained by TAM following payment of the sub-advisory fee. The Board Members noted that the proposed management fee was comparable to the applicable Morningstar management fee median and below the applicable

Transamerica Funds	Annual Report 2018

TRANSAMERICA INTERNATIONAL VALUE

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — INITIAL CONTRACT APPROVAL (continued)

(unaudited)

Broadridge median. The Board also noted that, while the estimated total expenses of the Fund were above its Morningstar and Broadridge peer group medians, the Fund was expected to gain additional assets, which should cause the total expense ratio to decrease, and that the Fund’s fees would be based on the combined assets of multiple funds. The Board Members further noted that TAM proposed to enter into an expense limitation arrangement with the Fund, which could result in TAM waiving fees for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the management and sub-advisory fees to be received by TAM and TSW under the Agreements are reasonable in light of the services to be provided.

Cost of Services to be Provided and Profitability. The Board Members noted that the Fund was not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board Members reviewed projected profitability information provided by TAM regarding its costs of procuring management services as well as the costs of providing administration, transfer agency and other services to the Fund by TAM and its affiliates. Based on this information, the Board Members determined that the profitability of TAM and its affiliates from their relationships with the Fund was not anticipated to be excessive. The Board Members also noted that the proposed sub-advisory fees were the product of arm’s-length negotiation between TAM and TSW. As a result, the Board Members did not consider TSW’s anticipated profitability to be material to its decision to approve the TSW Sub-Advisory Agreement.

Economies of Scale. In evaluating the extent to which the proposed fees payable under the Agreements reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the management and sub-advisory fee schedules and the existence of breakpoints in those schedules, as detailed in the materials provided to the Board Members, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund. The Board Members also considered that the appointment of TSW as sub-adviser had the potential to attract additional assets due to TSW’s known asset management capabilities. The Board Members concluded that the proposed fees and breakpoints may benefit shareholders by permitting the sharing of any economies of scale through lower management fees as the level of assets grows for the Fund. The Board Members also noted that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to TSW, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered other benefits expected to be derived by TAM, its affiliates, and/or TSW from their relationships with the Fund. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with TSW or the Fund, and that TSW may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements. The Board Members noted that they would have the opportunity in the future to review the benefits over time.

Other Considerations. The Board Members considered the investment objective of the Fund and its investment strategy and noted that TAM believes that the Fund would enhance TAM’s product line-up. The Board Members noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board Members favorably considered TAM’s procedures and policies to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of TSW. The Board Members also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the Agreements would be in the best interests of the Fund and its shareholders and unanimously approved the Agreements.

Transamerica Funds	Annual Report 2018

TRANSAMERICA LARGE CORE

TRANSAMERICA LARGE VALUE OPPORTUNITIES

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on June 21-22, 2018, the Board considered the termination of AJO, LP (“AJO”) as sub-adviser for Transamerica Large Core and Transamerica Large Value Opportunities (each a “Fund” and collectively, the “Funds”) and the approval of PineBridge Investments LLC (“PineBridge”) as replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), on behalf of the Funds, and PineBridge (the “Sub-Advisory Agreement”) were reasonable, and that the termination of AJO as sub-adviser to each Fund and approval of the Sub-Advisory Agreement was in the best interests of each Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved the Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with AJO with respect to the Funds.

To assist the Board Members in their consideration of the Sub-Advisory Agreement, the Board Members had requested and received from TAM and PineBridge certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the Sub-Advisory Agreement. In addition, the Independent Board Members consulted with independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that PineBridge is an experienced and respected asset management firm and TAM believes that PineBridge has the capabilities, resources and personnel necessary to provide sub-advisory services to each Fund based on an assessment of PineBridge’s organization, investment personnel and experience managing the proposed strategy;

(b)        the proposed responsibilities of PineBridge for the Funds and the sub-advisory services expected to be provided by it;

(c)        that the proposed sub-advisory fee schedule paid to PineBridge is lower than the current AJO sub-advisory fee schedule and is fair and reasonable in light of the sub-advisory services to be provided;

(d)        the fact that the sub-advisory fees payable to PineBridge would be paid by TAM and not the Funds; and

(e)        that TAM recommended to the Board Members that PineBridge be appointed to replace AJO based on AJO’s underperformance over several years compared to the Funds’ benchmarks and peer groups, and TAM’s desire to engage a sub-adviser with a proven track record.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by PineBridge under the Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and PineBridge regarding the operations, facilities, organization and personnel of PineBridge, the anticipated ability of PineBridge to perform its duties under the Sub-Advisory Agreement, and the proposed changes to the Funds’ current investment programs and other practices.

The Board Members considered the proposed changes to the Funds’ investment objectives and principal investment strategies. The Board Members also considered that TAM has advised the Board Members that the appointment of PineBridge is not expected to result in any diminution in the nature, extent and quality of services provided to the Funds and their shareholders, including compliance services.

Based on their review of the materials provided and the information they had received from TAM and PineBridge, the Board Members concluded that PineBridge is capable of providing sub-advisory services to each Fund that are appropriate in scope and extent in light of the proposed investment programs for such Funds.

Investment Performance. The Board Members considered PineBridge’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the historical performance of PineBridge’s U.S. Research Enhanced Equity Value and U.S. Research Enhanced Equity Core investment strategies (the “PineBridge Strategies”) proposed to be used in managing

Transamerica Funds	Annual Report 2018

TRANSAMERICA LARGE CORE

TRANSAMERICA LARGE VALUE OPPORTUNITIES

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

the Funds. The Board Members noted that the U.S. Research Enhanced Equity Value strategy outperformed Transamerica Large Value Opportunities across the three-, five-, and ten-year periods ended March 30, 2018. The Board Members noted that the U.S. Research Enhanced Equity Core strategy outperformed Transamerica Large Core across the three-, five-, and ten-year periods ended March 30, 2018. The Board Members also noted that the PineBridge Strategies outperformed the Funds’ current benchmarks and peer groups and proposed benchmarks across the one-, three-, five-, and ten-year periods ended March 30, 2018.

The Board Members further noted that TAM believes that the appointment of PineBridge will benefit shareholders by offering them the potential for improved performance. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by PineBridge, the Board Members concluded that PineBridge is capable of generating a level of investment performance that is appropriate in light of the Funds’ proposed new principal investment strategies.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedule under the Sub-Advisory Agreement. The Board Members noted that the proposed sub-advisory fee schedule payable by TAM to PineBridge is lower at all asset levels than the current sub-advisory fee schedule for AJO, noting that TAM has negotiated with PineBridge to have the assets of each Fund aggregated for purposes of computing breakpoints in the sub-advisory fee schedules. The Board Members further noted that shareholders are expected to benefit from a lower management fee schedule. The Board Members also considered that although the net management fee retained by TAM would increase with respect to Transamerica Large Value Opportunities, the proposed management fee rates payable by both Funds to TAM would decrease at all asset levels.

On the basis of these considerations, together with the other information they considered, the Board Members determined that the sub-advisory fee to be received by PineBridge under the Sub-Advisory Agreement is reasonable in light of the sub-advisory services to be provided.

With respect to PineBridge’s costs and profitability in providing sub-advisory services to the Funds, the Board Members noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and PineBridge. As a result, the Board Members did not consider PineBridge’s anticipated profitability as material to its decision to approve the Sub-Advisory Agreement. The Board reviewed pro forma estimated profitability information provided by TAM. The Board Members considered that the proposed fee schedule, and the aggregation of the average daily net assets of the Funds for purposes of calculating the sub advisory fees paid by TAM to PineBridge, would result in an increase in the net management fees retained by TAM for Transamerica Large Value Opportunities and a decrease in the net management fees retained for Transamerica Large Core.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedule. The Board Members concluded that, in the future, they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Funds to TAM and sub-advisory fees payable by TAM to PineBridge in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered other benefits expected to be derived by PineBridge from its relationship with each Fund. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with PineBridge, and that PineBridge may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the Sub-Advisory Agreement is in the best interests of each Fund and its shareholders and unanimously approved the Sub-Advisory Agreement.

Transamerica Funds	Annual Report 2018

TRANSAMERICA MID CAP GROWTH

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on September 12-13, 2018, the Board considered the termination of Quantum Capital Management, LLC (“Quantum”) as sub-adviser for Transamerica Mid Cap Growth (the “Fund”) and the approval of Wellington Management Company, LLP (“Wellington”) as replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), on behalf of the Fund, and Wellington (the “Sub-Advisory Agreement”) were reasonable, and that the termination of Quantum as sub-adviser to the Fund and approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved the Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with Quantum with respect to the Fund.

To assist the Board Members in their consideration of the Sub-Advisory Agreement, the Board Members had requested and received from TAM and Wellington certain materials and information in advance of the meeting. They then reviewed such information as they deemed reasonably necessary to evaluate the Sub-Advisory Agreement. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that the appointment of Wellington is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(b)        that Wellington is an experienced and respected asset management firm and TAM believes that Wellington has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on an assessment of Wellington’s organization, investment personnel and experience managing the proposed investment strategy;

(c)        that the proposed management fee rate payable to TAM by the Fund is lower than the current management fee rate, which would result in immediate savings for current shareholders;

(d)        that the proposed sub-advisory fee rate payable to Wellington by TAM would be lower than the current Quantum sub-advisory fee rate and is fair and reasonable in light of the sub-advisory services to be provided;

(e)        the fact that the sub-advisory fees payable to Wellington, as sub-adviser, would be paid by TAM and not the Fund;

(f)        the proposed responsibilities of Wellington for the Fund and the sub-advisory services expected to be provided by the sub-adviser;

(g)        that TAM recommended to the Board Members that Wellington be appointed to replace Quantum based on Quantum’s poor relative and risk-adjusted performance compared to the Fund’s benchmark and peer group; and

(h)        that TAM recommended to the Board Members that Wellington be appointed as sub-adviser based on, among other things, TAM’s desire to engage an investment sub-adviser with a proven track record.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant, in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Wellington under the Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and Wellington regarding the operations, facilities, organization and personnel of Wellington, the anticipated ability of Wellington to perform its duties under the Sub-Advisory Agreement, and the proposed changes to the Fund’s current investment program and other practices of the Fund. The Board Members considered that TAM has advised the Board that the appointment of Wellington is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services. The Board Members further considered that Wellington is an experienced asset management firm and that TAM believes that Wellington has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on its assessment of Wellington’s organization, investment talent and strong back office. The Board Members also considered the proposed changes to the Fund’s principal investment strategies.

Transamerica Funds	Annual Report 2018

TRANSAMERICA MID CAP GROWTH

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

Based on their review of the materials provided and the information they had received from TAM and Wellington, the Board Members determined that Wellington can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that Wellington’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Fund.

Investment Performance. The Board Members considered Wellington’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of the Fund as compared to its primary benchmark, its peer group and the composite performance of the strategy to be followed by Wellington (the “Wellington Strategy”). They noted that the performance of the Wellington Strategy compared favorably to that of the Fund and its benchmark and peer group median for the past one-, two- and three-year time periods, and for the period in which Quantum sub-advised the Fund, ending June 30, 2018. The Board Members further noted that, while past performance is not necessarily a predictor of future results, TAM believes that the appointment of Wellington will benefit shareholders by offering them the potential for improved performance based on the historical comparisons. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by Wellington, the Board Members concluded that Wellington is capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed new principal investment strategies.

Management and Sub-Advisory Fees, Cost of Services to be Provided and Profitability. The Board Members considered the proposed management and sub-advisory fee schedules. The Board Members noted that the proposed sub-advisory fee schedule payable by TAM to Wellington is lower at all asset levels than the current sub-advisory fee schedule for Quantum. The Board Members also considered that the proposed management fee would be lower at all asset levels and would continue to be lower than the applicable Morningstar and Broadridge peer group medians, and that TAM considered the proposed management fee to be reasonable compensation for its services. On the basis of these considerations, together with the other information they considered, the Board Members determined that the management fee to be received by TAM and the sub-advisory fee to be received by Wellington under the Sub-Advisory Agreement to be reasonable in light of the services provided.

With respect to Wellington’s costs and profitability in providing sub-advisory services to the Fund, the Board Members noted that the proposed sub-advisory fees were the product of arm’s-length negotiation between TAM and Wellington. As a result, the Board Members did not consider Wellington’s anticipated profitability to be material to its decision to approve the Sub-Advisory Agreement. The Board also reviewed pro forma estimated profitability information provided by TAM, noting that there was not expected to be any change in the net management fees retained by TAM.

Economies of Scale. In evaluating the extent to which the proposed sub-advisory fees payable under the Sub-Advisory Agreement reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members considered that the appointment of Wellington has the potential to attract additional assets due to Wellington’s established asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to Wellington, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered other benefits expected to be derived by Wellington from its relationship with the Fund. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with Wellington or the Fund, and that Wellington may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the revised management fee schedule and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and unanimously approved the revised management fee schedule and the Sub-Advisory Agreement.

Transamerica Funds	Annual Report 2018

TRANSAMERICA SMALL CAP VALUE

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on July 18-19, 2018, the Board considered the termination of Boston Advisors, LLC (“Boston Advisors”) as sub-adviser for Transamerica Small Cap Value (the “Fund”) and the approval of Peregrine Capital Management, LLC (“Peregrine”) as replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), on behalf of the Fund, and Peregrine (the “Sub-Advisory Agreement”) were reasonable, and that the termination of Boston Advisors as sub-adviser to the Fund and approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved the Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with Boston Advisors with respect to the Fund.

To assist the Board Members in their consideration of the Sub-Advisory Agreement, the Board Members had requested and received from TAM and Peregrine certain materials and information in advance of the meeting. They then reviewed such information as they deemed reasonably necessary to evaluate the Sub-Advisory Agreement. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that the appointment of Peregrine is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(b)        that Peregrine is an experienced and respected asset management firm and TAM believes that Peregrine will have the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on an assessment of Peregrine’s organization, investment personnel and experience managing the proposed investment strategy;

(c)        that the proposed management fee rate payable to TAM by the Fund is lower than the current management fee rate and would result in immediate savings for current shareholders, as well as additional savings as the Fund’s assets grow in size;

(d)        that the proposed sub-advisory fee rate payable to Peregrine by TAM would be lower than the current Boston Advisors sub-advisory fee rate and is fair and reasonable in light of the sub-advisory services to be provided;

(e)        that TAM recommended to the Board Members that Peregrine be appointed to replace Boston Advisors based on an extended period of underperformance of the Fund with Boston Advisors as sub-adviser;

(f)        the fact that the sub-advisory fees payable to Peregrine would be paid by TAM and not the Fund;

(g)        the proposed responsibilities of Peregrine for the Fund and the sub-advisory services expected to be provided by Peregrine; and

(h)        that TAM recommended to the Board Members that Peregrine be appointed as sub-adviser to the Fund based on, among other things, TAM’s desire to engage an investment sub-adviser with a proven track record.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Peregrine under the Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and Peregrine regarding the operations, facilities, organization and personnel of Peregrine, the anticipated ability of Peregrine to perform its duties under the Sub-Advisory Agreement, and the proposed changes to the current investment program for the Fund. The Board Members considered the proposed changes to the Fund’s principal investment strategies. The Board considered that TAM has advised the Board that the appointment of Peregrine is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services. The Board Members further considered that Peregrine is an experienced asset management firm and that TAM believes that it has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on its assessment of Peregrine’s organization, investment talent and strong back office. The Board Members also considered that Peregrine has extensive experience sub-advising funds, experienced back office personnel and a proven, research-driven investment process.

Transamerica Funds	Annual Report 2018

TRANSAMERICA SMALL CAP VALUE

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

Based on their review of the materials provided and the information they had received from TAM and Peregrine, the Board Members determined that Peregrine can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that Peregrine’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Fund.

Investment Performance. The Board Members considered Peregrine’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of the Fund as compared to its benchmark, its peer group, the composite performance of the strategy to be followed by Peregrine (the “Peregrine Strategy”) and the composite performance of Boston Advisors’ Small Cap Value strategy. They noted that the performance of the Peregrine Strategy compared favorably to that of the Fund, its benchmark, its peer group median and to the Boston Advisors composite strategy, for the one-, three-, five- and ten-year periods ended March 31, 2018. The Board Members further noted that, while past performance is not necessarily a predictor of future results, TAM believes that the appointment of Peregrine will benefit shareholders by offering them the potential for improved performance based on the historical comparisons. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by Peregrine, the Board Members concluded that Peregrine is capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed new principal investment strategies.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedule under the Peregrine Sub-Advisory Agreement. The Board Members noted that the proposed sub-advisory fee schedule payable by TAM to Peregrine was lower than the sub-advisory fee schedule for Boston Advisors. The Board Members also noted that the proposed lower management fee, based on current assets, would be equal to the applicable Morningstar and Broadridge management fee peer group medians, and that TAM considered the proposed management fee to be reasonable compensation for its services. The Board Members also considered that the proposed total net operating expenses for certain share classes of the Fund are higher than those of its respective Morningstar and Broadridge peer group medians, but that the data was based on actual expenses incurred by the Fund, rather than an increase in operating expenses expected to result from the proposed sub-adviser change.

With respect to Peregrine’s costs and profitability in providing sub-advisory services to the Fund, the Board Members noted that the proposed sub-advisory fee was the product of arm’s-length negotiation between TAM and Peregrine. As a result, the Board Members did not consider Peregrine’s anticipated profitability to be material to its decision to approve the Peregrine Sub-Advisory Agreement. The Board also reviewed pro forma estimated profitability information provided by TAM and noted that TAM’s retained portion of its management fee would decrease as a result of the sub-adviser change.

Economies of Scale. In evaluating the extent to which the proposed sub-advisory fees payable under the Peregrine Sub-Advisory Agreement reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to Peregrine, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered other benefits expected to be derived by Peregrine from its relationship with the Fund. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with Peregrine or the Fund, and that Peregrine may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement.

Transamerica Funds	Annual Report 2018

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the Funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 136 funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board Member oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (45)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

				136	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (2016 – present); Director – Akaan-Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017 – present)

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (70)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	131	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (66)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	131	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (62)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Board Member, TIS (2002 – 2015);

Board Member, TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				131	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
David W. Jennings (72)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	131	N/A

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Russell A. Kimball, Jr. (74)	Board Member	Since 1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2002 – 2015); Board Member, TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	131	N/A
Fredric A. Nelson III (61)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	131	N/A
John E. Pelletier (54)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present); Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – present); Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present); Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);	131	N/A

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (68)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	131	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (66)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004);	131	Operation PAR, Inc. (non-profit organization) (2008 – present);
Remember Honor Support, Inc. (non-profit organization)
(2013 – present)
Board Member, WRH Income Properties, Inc. (real estate) (2014 – present);
					Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)			Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2018

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (45)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Member Table
Christopher A. Staples (48)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – present);

Registered Representative (2007 – 2016), TCI; and Registered Representative, TFA (2005 – present).

Thomas R. Wald (58)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present); and

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014).

Vincent J. Toner (48)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present);

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); and Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014).

Transamerica Funds	Annual Report 2018

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Scott M. Lenhart (57)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST and TAAVF (2014 – present), TPP, TPFG and TPFG II (2014 – 2018), TIS (2014 – 2015);

Chief Compliance Officer (2014 – present), Anti-Money Laundering Officer (2014 – present), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present); and

Director of Compliance, Transamerica Investments & Retirement (2014 – present).

Rhonda A. Mills (52)	Assistant General Counsel, Assistant Secretary	Since 2016

Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – present);

Assistant Secretary, TPP, TPFG and TPFG II (2016 – 2018);

Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;

Assistant Secretary, High Level Specialist Attorney and Vice President (2014 – present), TFS;

Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014);

Managing Member, Mills Law, LLC (2010 – 2011);

Counsel, Old Mutual Capital (2006 – 2009);

Senior Counsel, Great-West Life and Annuity Insurance Company (2004 – 2006); and

Securities Counsel, J.D. Edwards (2000 – 2003).

Blake Boettcher (32)	Tax Manager	Since 2018	Tax Manager, Transamerica Funds, TST, TAAVF and TET (2018 – present); Senior Manager – Tax, Charles Schwab Investment Management (2015 – 2017); and Tax Manager, Deloitte Tax LLP (2012 – 2015).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2018

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2018

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2018

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

25333_ARMFP1018

© 2018 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2018

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2018

Dear Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments and performance of your Fund(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2018.

We believe it is important to understand market conditions over the Funds’ last fiscal year to provide a context for reading this report. The period began with both U.S. and international equity markets extending strong gains based on optimism surrounding upcoming corporate earnings and the global economy. During this time, credit spreads in the bond markets remained mostly stable and longer-term interest rates stayed range bound during the final months of 2017. The bell weather 10-year U.S. Treasury bond yield finished 2017 at 2.40%, almost precisely where it had started the year, and this benign rate environment further lifted stocks as the new year began. By late January 2018, stocks had hit record highs as points of enthusiasm included fiscal stimulus from the recently passed Tax Reform and Jobs Act, higher anticipated corporate profit margins, and lower levels of overall volatility in the market.

Throughout the first month of 2018, longer-term interest rates crept higher, and when January employment numbers displayed a multi-year high in wage growth, inflationary fears gripped the markets. As the stock market reacted negatively to this, a second negative catalyst emerged in proposed tariffs by the White House against China, Mexico and Canada. This further rattled the market as fears of an international trade war combined with domestic inflation took its toll on investor sentiment, and by the second week in February 2018 the Dow Jones Industrial Average (“Dow”) had declined more than 10%. In March, the U.S. Federal Reserve (“Fed”) increased short term rates, and while this was expected, more downside volatility plagued the markets. By late April 2018, tariffs and trade concerns were taking center stage in terms of news driving equities markets, and in the bond market the 10-year Treasury yield reached 3% for the first time in more than four years.

Despite these investor concerns, market fundamentals in the U.S. remained strong into the summer months. Second quarter gross domestic product (“GDP”) came in at its highest level of growth in four years and S&P 500® corporate earnings reached the best year-over-year growth rate in more than fourteen years. Corporate profit margins also soared to record levels. However, outside of the U.S. the news was not so bright, as economic growth rates in Europe, Japan and various emerging market regions slowed below expectations, and concerns of tariffs and trade relations heightened international risk perspectives. As a result, when U.S. equities recovered to reach new highs in September 2018, international developed and emerging markets continued to lag.

October 2018 was a particularly challenging month for U.S. and global stocks as the major indexes sold off fiercely with the Dow and S&P 500® again declining more than 10% off their highs. Following the Fed’s September 2018 meeting in which they increased the Fed Funds Rate for the third time since January 2018, the 10-year Treasury rate further jumped to more than 3.20%, which was its highest yield in seven years. Investor concerns also began to focus on how much longer the Fed’s rate tightening cycle would continue and whether or not more rate hikes were warranted. The White House also continued its tough talk with China on trade and this continued to hurt investor sentiment. In addition, investors also began to focus on the prospect of 2019 stock earnings growth, while potentially being strong once again, perhaps not being as high as the past year. Nonetheless, initial third quarter GDP growth reports came in strong, and the U.S. appears well positioned for its best calendar year of economic growth in more than a decade.

For the 12-month period ended October 31, 2018, the S&P 500® returned 7.35% while the MSCI EAFE Index, representing international developed market equities, returned -6.39%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned -2.05%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg Barclays U.S. Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500®: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and an investor cannot invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2018, and held for the entire six-month period until October 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)
Transamerica Core Bond	$1,000.00	$998.10	$2.32		$1,022.90	$2.35	0.46%
Transamerica Global Real Estate Securities	1,000.00	948.00	8.20		1,016.80	8.49	1.67
Transamerica International Value	1,000.00	915.00	1.60	(D)	1,020.20	5.09	1.00
Transamerica Long/Short Strategy	1,000.00	998.40	22.16		1,003.00	22.21	4.40
Transamerica Mid Cap Value	1,000.00	974.70	4.53		1,020.60	4.63	0.91
Transamerica Total Return	1,000.00	998.90	3.73		1,021.50	3.77	0.74

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Fund commenced operations on August 31, 2018. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (61 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Funds were in operation for the entire six-month period ended October 31, 2018.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

(unaudited)

MARKET ENVIRONMENT

U.S. tax reform was the major focus for markets in the fourth quarter of 2017, as both the House and Senate worked expeditiously to pass their respective versions of a tax bill. While expectations of passage had drifted lower as the year progressed, lawmakers passed a reconciled version of the bill which was signed into law in December 2017.

In the first quarter of 2018, markets gyrated wildly as volatility returned. Despite the generally positive economic backdrop, fears of runaway inflation, rising interest rates and continued political unrest in Washington D.C. led to a sharp sell-off in global equities. As the quarter progressed, growing fears of a trade war came into focus. Rhetoric from the U.S. and its decision to impose tariffs, first on steel and aluminum imports and then on a wide variety of categories, caused China to retaliate, announcing it would impose tariffs on a number of U.S. products, including soybeans, autos and chemical products.

After more than a year of synchronized global growth, the second half of 2018 reinforced the message of widening divergences in economic activity, with a rotation of growth toward the U.S. and away from the eurozone. U.S. growth rebounded in the second quarter while Europe and Japan struggled to regain momentum. By the end of the fiscal period, markets reacted nervously to further escalation in the China/U.S. trade dispute. Renewed angst over the impact of tariffs on corporate earnings, softer economic data in China and the ensuing implications for the business cycle weighed on sentiment, causing a sell-off in risk markets.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Core Bond (Class I2) returned -1.84%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned -2.05%.

STRATEGY REVIEW

U.S. Treasury yields rose across the curve and flattened during the period, as the spread between the two- and 10-year Treasuries finished the year at 0.28%. Within Treasuries, the 30-year bellwether was the worst performer, posting a loss of -7.11%. Our shorter-duration posture contributed to returns, as rates rose across the curve; however, this was partially offset by the Fund’s yield-curve positioning, which detracted.

Our underweight in Treasury debt hurt performance. Corporate bonds finished as the worst-performing investment-grade domestic broad-market sector. Overall, the Barclays Corporate Index trailed comparable-duration Treasuries. Within corporates, utilities were the worst-performing sub-sector. The Fund’s sector allocation in credit was a slight negative, while the security selection within the sector was positive for performance. In securitized sectors, both allocation and security selection were favorable within agency mortgage-backed securities (“MBS”), non-agency MBS, commercial MBS and asset-backed securities (“ABS”).

Sector allocations did not change dramatically throughout the period. The Fund remained underweight in Treasury debt, overweight in MBS and ABS, and near neutral in corporate bonds.

The Fund ended the fiscal year with duration lower than that of the benchmark.

Richard Figuly

Barbara Miller

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Fund Characteristics	Years
Average Maturity §	7.52
Duration †	5.66

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	55.3%
AAA	6.4
AA	4.6
A	11.7
BBB	13.2
BB	0.1
B	0.0 *
CCC and Below	0.1
Not Rated	8.7
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	(1.84)%	1.98%	3.10%	07/01/2009
Bloomberg Barclays US Aggregate Bond Index (A)	(2.05)%	1.83%	3.25%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in bond funds entails interest rate and credit risk as well as additional risks in that the Fund may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES - 14.6%
ABFC Trust
Series 2005-AQ1, Class A4, 4.78% (A), 01/25/2034	$ 191,112	$ 194,949
Academic Loan Funding Trust
Series 2013-1A, Class A,
1-Month LIBOR + 0.80%, 3.08% (A), 12/26/2044 (B)	541,598	539,747
Ally Auto Receivables Trust
Series 2016-1, Class A3, 1.47%, 04/15/2020	221,994	221,629
American Credit Acceptance Receivables Trust
Series 2016-2, Class C, 6.09%, 05/12/2022 (B)	800,000	816,201
Series 2016-3, Class C, 4.26%, 08/12/2022 (B)	722,000	727,607
Series 2016-4, Class C, 2.91%, 02/13/2023 (B)	515,527	514,527
Series 2018-2, Class B, 3.46%, 08/10/2022 (B)	1,156,000	1,154,406
American Homes 4 Rent Trust
Series 2014-SFR2, Class A, 3.79%, 10/17/2036 (B)	2,060,421	2,049,733
Series 2014-SFR2, Class E, 6.23%, 10/17/2036 (B)	200,000	214,755
Series 2014-SFR3, Class D, 5.04%, 12/17/2036 (B)	270,000	277,031
Series 2014-SFR3, Class E, 6.42%, 12/17/2036 (B)	725,000	786,860
Series 2015-SFR1, Class A, 3.47%, 04/17/2052 (B)	936,054	911,880
Series 2015-SFR1, Class D, 4.41%, 04/17/2052 (B)	1,800,000	1,780,598
Series 2015-SFR1, Class E, 5.64%, 04/17/2052 (B)	825,000	858,540
Series 2015-SFR2, Class E, 6.07%, 10/17/2045 (B)	1,155,000	1,230,337
American Tower Trust #1
Series 2013-2A, Class 2A, 3.07%, 03/15/2048 (B)	400,000	387,581
AmeriCredit Automobile Receivables Trust
Series 2016-1, Class A3, 1.81%, 10/08/2020	49,608	49,578
Series 2016-2, Class A3, 1.60%, 11/09/2020	99,600	99,454
Series 2016-4, Class B, 1.83%, 12/08/2021	700,000	690,854
Series 2017-1, Class B, 2.30%, 02/18/2022	406,000	401,971
Series 2017-1, Class C, 2.71%, 08/18/2022	218,000	214,859
Series 2017-1, Class D, 3.13%, 01/18/2023	489,000	481,428
Anchor Assets IX LLC
Series 2016-1, Class A, 5.13%, 02/15/2020 (B) (C)	3,000,000	3,000,000
ARIVO
Series 2018-1, Class A, 5.17%, 09/15/2019 (D)	1,062,113	1,062,113

	Principal	Value
ASSET-BACKED SECURITIES (continued)
B2R Mortgage Trust
Series 2015-1, Class A1, 2.52%, 05/15/2048 (B)	$ 126,334	$ 124,644
Series 2015-2, Class A, 3.34%, 11/15/2048 (B)	784,501	779,214
Series 2016-1, Class A, 2.57%, 06/15/2049 (B)	1,138,115	1,106,116
Banc of America Funding Corp.
Series 2012-R6, Class 1A1, 3.00%, 10/26/2039 (B) (C)	10,879	10,834
BCC Funding XIII LLC
Series 2016-1, Class A2, 2.20%, 12/20/2021 (B)	269,989	268,951
Business Jet Securities LLC
Series 2018-1, Class A, 4.34%, 02/15/2033 (B)	1,371,504	1,366,790
Series 2018-2, Class A, 4.45%, 06/15/2033 (B)	1,686,444	1,685,171
BXG Receivables Note Trust
Series 2012-A, Class A, 2.66%, 12/02/2027 (B)	162,797	160,227
Cabela’s Credit Card Master Note Trust
Series 2015-2, Class A1, 2.25%, 07/17/2023	185,000	181,985
California Republic Auto Receivables Trust
Series 2015-1, Class A4, 1.82%, 09/15/2020	295,365	294,661
Camillo Trust
Series 2016-SFR1, 5.00%, 12/05/2023 (C)	1,904,008	1,899,844
Capital Auto Receivables Asset Trust
Series 2018-1, Class A3, 2.79%, 01/20/2022 (B)	2,750,000	2,738,452
CarFinance Capital Auto Trust
Series 2015-1A, Class A, 1.75%, 06/15/2021 (B)	2,878	2,876
CarMax Auto Owner Trust
Series 2016-2, Class A3, 1.52%, 02/16/2021	296,712	294,853
CarNow Auto Receivables Trust
Series 2016-1A, Class B, 3.49%, 02/15/2021 (B)	90,893	90,755
Series 2017-1A, Class A, 2.92%, 09/15/2022 (B)	399,048	397,019
Chase Funding Trust
Series 2003-2, Class 2A2,
1-Month LIBOR + 0.56%, 2.84% (A), 02/25/2033	419,129	403,062
Series 2003-6, Class 1A5, 5.07% (A), 11/25/2034	244,518	252,301
Chrysler Capital Auto Receivables Trust
Series 2016-AA, Class A3, 1.77%, 10/15/2020 (B)	196,277	196,076
CIG Auto Receivables Trust
Series 2017-1A, Class A, 2.71%, 05/15/2023 (B)	434,370	431,312
Citi Held For Asset Issuance
Series 2016-MF1, Class B, 6.64%, 08/15/2022 (B)	621,295	623,225

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Citigroup Global Markets Mortgage Securities VII, Inc.
Series 2003-UP1, Class A, 3.95% (A), 04/25/2032 (B)	$ 5,473	$ 5,430
CLUB Credit Trust
Series 2017-P2, Class A, 2.61%, 01/15/2024 (B)	860,254	855,619
Colony American Finance, Ltd.
Series 2016-2, Class A, 2.55%, 11/15/2048 (B)	559,038	544,268
COOF Securitization Trust, Ltd., Interest Only STRIPS
Series 2014-1, Class A, 2.81% (A), 06/25/2040 (B)	390,423	34,464
CPS Auto Receivables Trust
Series 2014-D, Class C, 4.35%, 11/16/2020 (B)	125,000	125,768
Series 2015-A, Class C, 4.00%, 02/16/2021 (B)	100,000	100,531
Series 2015-C, Class D, 4.63%, 08/16/2021 (B)	482,000	488,054
Series 2016-A, Class B, 3.34%, 05/15/2020 (B)	382,738	382,804
Series 2016-B, Class B, 3.18%, 09/15/2020 (B)	266,193	266,325
Series 2016-C, Class C, 3.27%, 06/15/2022 (B)	840,000	839,597
Series 2017-C, Class C, 2.86%, 06/15/2023 (B)	1,150,000	1,137,545
Credit Acceptance Auto Loan Trust
Series 2017-1A, Class A, 2.56%, 10/15/2025 (B)	621,000	617,734
Series 2017-1A, Class B, 3.04%, 12/15/2025 (B)	272,000	268,785
Series 2017-1A, Class C, 3.48%, 02/17/2026 (B)	250,000	248,488
Series 2017-2A, Class C, 3.35%, 06/15/2026 (B)	272,000	268,463
Series 2018-1A, Class A, 3.01%, 02/16/2027 (B)	859,000	848,929
Diamond Resorts Owner Trust
Series 2017-1A, Class A, 3.27%, 10/22/2029 (B)	714,695	706,531
Series 2018-1, Class A, 3.70%, 01/21/2031 (B)	1,541,115	1,531,088
Drive Auto Receivables Trust
Series 2015-AA, Class D, 4.12%, 07/15/2022 (B)	294,000	295,649
Series 2015-BA, Class D, 3.84%, 07/15/2021 (B)	536,706	538,546
Series 2015-DA, Class D, 4.59%, 01/17/2023 (B)	396,000	401,019
Series 2016-AA, Class C, 3.91%, 05/17/2021 (B)	615,626	617,325
Series 2016-CA, Class D, 4.18%, 03/15/2024 (B)	1,126,000	1,135,319
Series 2017-1, Class C, 2.84%, 04/15/2022	1,173,000	1,170,480

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Drive Auto Receivables Trust (continued)
Series 2017-1, Class D, 3.84%, 03/15/2023	$ 1,983,000	$ 1,987,389
Series 2017-2, Class C, 2.75%, 09/15/2023	1,869,000	1,863,917
Series 2017-3, Class D, 3.53%, 12/15/2023 (B)	3,800,000	3,789,783
Series 2017-AA, Class B, 2.51%, 01/15/2021 (B)	44,782	44,769
Series 2017-AA, Class C, 2.98%, 01/18/2022 (B)	485,000	484,285
Series 2017-AA, Class D, 4.16%, 05/15/2024 (B)	648,000	653,119
Series 2018-3, Class C, 3.72%, 09/16/2024	1,625,000	1,627,393
DT Asset Trust
Series 2017, Class B, 5.84%, 12/16/2022 (C)	1,100,000	1,098,959
DT Auto Owner Trust
Series 2016-2A, Class C, 3.67%, 01/18/2022 (B)	49,823	49,877
Series 2016-4A, Class D, 3.77%, 10/17/2022 (B)	578,700	580,149
Series 2017-1A, Class D, 3.55%, 11/15/2022 (B)	588,000	587,111
Series 2017-2A, Class C, 3.03%, 01/17/2023 (B)	946,000	944,642
Series 2017-3A, Class D, 3.58%, 05/15/2023 (B)	534,000	532,622
Series 2018-1A, Class C, 3.47%, 12/15/2023 (B)	961,000	959,135
Series 2018-1A, Class D, 3.81%, 12/15/2023 (B)	681,000	676,124
Engs Commercial Finance Trust
Series 2016-1A, Class A2, 2.63%, 02/22/2022 (B)	192,388	190,994
Exeter Automobile Receivables Trust
Series 2015-2A, Class C, 3.90%, 03/15/2021 (B)	220,862	221,754
Series 2016-1A, Class C, 5.52%, 10/15/2021 (B)	890,000	904,433
Series 2016-2A, Class B, 3.64%, 02/15/2022 (B)	426,330	427,306
Series 2016-3A, Class A, 1.84%, 11/16/2020 (B)	100,473	100,384
Series 2016-3A, Class B, 2.84%, 08/16/2021 (B)	426,000	425,374
Series 2017-1A, Class C, 3.95%, 12/15/2022 (B)	315,000	316,516
Series 2017-3A, Class A, 2.05%, 12/15/2021 (B)	295,360	294,042
Series 2018-4A, Class B, 3.64%, 11/15/2022 (B)	744,000	744,360
First Investors Auto Owner Trust
Series 2016-2A, Class A1, 1.53%, 11/16/2020 (B)	7,636	7,631
Series 2017-2A, Class B, 2.65%, 11/15/2022 (B)	866,000	853,521

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
First Investors Auto Owner Trust (continued)
Series 2017-2A, Class C, 3.00%, 08/15/2023 (B)	$ 1,500,000	$ 1,465,389
Series 2017-3A, Class A2, 2.41%, 12/15/2022 (B)	1,089,000	1,074,869
Flagship Credit Auto Trust
Series 2015-3, Class A, 2.38%, 10/15/2020 (B)	92,731	92,639
Series 2015-3, Class B, 3.68%, 03/15/2022 (B)	252,000	252,778
Series 2015-3, Class C, 4.65%, 03/15/2022 (B)	189,000	191,166
Series 2016-1, Class A, 2.77%, 12/15/2020 (B)	98,468	98,435
Series 2016-1, Class C, 6.22%, 06/15/2022 (B)	1,050,000	1,083,919
Series 2016-4, Class C, 2.71%, 11/15/2022 (B)	747,000	737,738
Series 2018-3, Class C, 3.79%, 12/16/2024 (B)	2,029,000	2,015,831
Ford Credit Auto Owner Trust
Series 2016-B, Class A3, 1.33%, 10/15/2020	268,592	267,223
Freedom Financial Trust
Series 2018-1, Class A, 3.61%, 07/18/2024 (B)	1,068,759	1,067,236
Series 2018-2, Class A, 3.99%, 10/20/2025 (B)	2,203,000	2,203,000
GLS Auto Receivables Trust
Series 2016-1A, Class B, 4.39%, 01/15/2021 (B)	312,524	313,515
Series 2016-1A, Class C, 6.90%, 10/15/2021 (B)	700,000	723,301
Series 2017-1A, Class B, 2.98%, 12/15/2021 (B)	1,300,000	1,292,387
GM Financial Automobile Leasing Trust
Series 2017-2, Class A4, 2.18%, 06/21/2021	279,000	275,891
GMAT Trust
Series 2013-1A, Class A, 6.97% (A), 11/25/2043 (B)	20,204	20,215
Gold Key Resorts LLC
Series 2014-A, Class A, 3.22%, 03/17/2031 (B)	116,940	115,920
Golden Bear LLC
Series 2016-R, Class R, 5.65%, 09/20/2047 (B)	525,852	532,556
Goodgreen Trust
Series 2017, Class R1, 5.00%, 10/20/2051 (C)	1,857,387	1,819,868
Series 2017-1A, Class A, 3.74%, 10/15/2052 (B)	301,177	296,855
Series 2017-2A, Class A, 3.26%, 10/15/2053 (B)	1,494,302	1,434,212
Headlands Residential LLC
Series 2018, 4.25% (A), 06/25/2023	2,410,000	2,397,925

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Hero Funding Trust
Series 2016-3A, Class A1, 3.08%, 09/20/2042 (B)	$ 393,360	$ 379,630
Series 2017-1A, Class A2, 4.46%, 09/20/2047 (B)	998,483	1,009,338
Series 2017-3A, Class A2, 3.95%, 09/20/2048 (B)	1,373,336	1,360,718
Hilton Grand Vacations Trust
Series 2017-AA, Class A, 2.66%, 12/26/2028 (B)	342,166	335,130
Honda Auto Receivables Owner Trust
Series 2016-1, Class A3, 1.22%, 12/18/2019	218,451	217,790
Hyundai Auto Receivables Trust
Series 2016-A, Class A3, 1.56%, 09/15/2020	194,040	193,252
Kabbage Asset Securitization LLC
Series 2017-1, Class A, 4.57%, 03/15/2022 (B)	3,375,000	3,392,795
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A, 0.91% (A), 08/25/2038 (B)	2,135,428	52,051
Series 2014-2, Class A, 3.04% (A), 04/25/2040 (B)	359,612	28,995
LendingClub Issuance Trust
Series 2016-NP2, Class A, 3.00%, 01/17/2023 (B)	774	774
Lendmark Funding Trust
Series 2017-1A, Class A, 2.83%, 12/22/2025 (B)	830,000	819,076
Series 2017-1A, Class B, 3.77%, 12/22/2025 (B)	2,200,000	2,184,428
Series 2017-1A, Class C, 5.41%, 12/22/2025 (B)	1,850,000	1,879,737
LV Tower 52
Series 2013-1, Class A, 5.75%, 07/15/2019 (B) (C)	1,157,466	1,157,466
Mariner Finance Issuance Trust
Series 2017-AA, Class A, 3.62%, 02/20/2029 (B)	1,109,000	1,107,649
Marlette Funding Trust
Series 2017-1A, Class A, 2.83%, 03/15/2024 (B)	243,582	243,492
Series 2017-2A, Class A, 2.39%, 07/15/2024 (B)	849,897	848,664
Series 2018-1A, Class A, 2.61%, 03/15/2028 (B)	923,938	920,639
New Residential Advanced Receivables Trust
Series 2016-T2, Class AT2, 2.58%, 10/15/2049 (B)	465,000	461,220
Series 2016-T2, Class CT2, 3.51%, 10/15/2049 (B)	312,500	309,324
Nissan Auto Receivables Owner Trust
Series 2016-B, Class A3, 1.32%, 01/15/2021	300,696	298,196
Ocwen Master Advance Receivables Trust
Series 2018-T2, Class CT2, 4.19%, 08/15/2050 (B)	1,280,000	1,276,631
OnDeck Asset Securitization Trust LLC
Series 2018-1A, Class A, 3.50%, 04/18/2022 (B)	696,000	692,990

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
OneMain Financial Issuance Trust
Series 2015-1A, Class A, 3.19%, 03/18/2026 (B)	$ 275,376	$ 275,577
Series 2015-1A, Class B, 3.85%, 03/18/2026 (B)	500,000	501,879
Series 2015-2A, Class B, 3.10%, 07/18/2025 (B)	318,867	318,771
Series 2016-1A, Class A, 3.66%, 02/20/2029 (B)	960,000	962,199
Oportun Funding IV LLC
Series 2016-C, Class B, 4.85%, 11/08/2021 (B)	472,769	472,881
Oportun Funding IX LLC
Series 2018-B, Class A, 3.91%, 07/08/2024 (B)	2,329,000	2,317,498
Oportun Funding VI LLC
Series 2017-A, Class A, 3.23%, 06/08/2023 (B) (C)	616,000	607,011
Oportun Funding VII LLC
Series 2017-B, Class A, 3.22%, 10/10/2023 (B)	542,000	533,482
Oportun Funding VIII LLC
Series 2018-A, Class A, 3.61%, 03/08/2024 (B)	1,251,000	1,234,477
Oportun Funding X LLC
Series 2018-C, Class A, 4.10%, 10/08/2024 (B)	3,554,000	3,552,426
Progress Residential Trust
Series 2015-SFR2, Class A, 2.74%, 06/12/2032 (B)	2,724,733	2,680,629
Series 2015-SFR2, Class B, 3.14%, 06/12/2032 (B)	478,000	471,204
Series 2015-SFR3, Class A, 3.07%, 11/12/2032 (B)	2,477,622	2,449,242
Series 2015-SFR3, Class D, 4.67%, 11/12/2032 (B)	700,000	703,471
Series 2015-SFR3, Class E, 5.66%, 11/12/2032 (B)	275,000	279,429
Series 2017-SFR1, Class C, 3.32%, 08/17/2034 (B)	3,000,000	2,898,417
Series 2018-SFR2, Class E, 4.66%, 08/17/2035 (B)	1,284,000	1,271,351
Prosper Marketplace Issuance Trust
Series 2017-1A, Class A, 2.56%, 06/15/2023 (B)	17,368	17,361
Series 2017-2A, Class A, 2.41%, 09/15/2023 (B)	153,854	153,677
Series 2017-3A, Class A, 2.36%, 11/15/2023 (B)	534,970	533,404
Purchasing Power Funding LLC
Series 2018-A, Class A, 3.34%, 08/15/2022 (B)	3,220,000	3,200,577
Renew
Series 2017-1A, Class A, 3.67%, 09/20/2052 (B)	408,697	401,039
Rice Park Financing Trust
Series 2016-A, Class A, 4.63%, 10/31/2041 (B) (C)	1,658,362	1,653,104

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust
Series 2015-5, Class E, 4.67%, 02/15/2023 (B)	$ 2,400,000	$ 2,417,546
Santander Retail Auto Lease Trust
Series 2018-A, Class A3, 2.93%, 05/20/2021 (B)	1,298,000	1,290,837
Saxon Asset Securities Trust
Series 2003-1, Class AF6, 4.69% (A), 06/25/2033	21,089	21,316
Sierra Auto Receivables Securitization Trust
Series 2016-1A, Class A, 2.85%, 01/18/2022 (B)	12,850	12,847
SoFi Consumer Loan Program LLC
Series 2016-2A, Class A, 3.09%, 10/27/2025 (B)	240,571	239,768
SpringCastle America Funding LLC
Series 2016-AA, Class A, 3.05%, 04/25/2029 (B)	338,050	335,330
Springleaf Funding Trust
Series 2015-AA, Class A, 3.16%, 11/15/2024 (B)	426,533	426,458
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2002-AL1, Class A2, 3.45%, 02/25/2032	93,351	92,143
Series 2004-6XS, Class A5A, 6.03% (A), 03/25/2034	169,736	172,878
Series 2004-6XS, Class A5B, 6.05% (A), 03/25/2034	169,736	172,076
Synchrony Card Issuance Trust
Series 2018-A1, Class A1, 3.38%, 09/15/2024	1,580,000	1,576,817
Toyota Auto Receivables Owner Trust
Series 2016-B, Class A3, 1.30%, 04/15/2020	155,901	155,297
Tricolor Auto Securitization Trust
Series 2018-1A, Class A, 5.05%, 12/15/2020 (B) (C)	1,489,616	1,488,246
Tricon American Homes Trust
Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (B)	661,158	636,652
U.S. Residential Opportunity Fund IV Trust
Series 2017-1III, Class A, 3.35% (A), 11/27/2037 (B)	1,644,324	1,627,914
Series 2017-1IV, Class A, 3.35% (A), 11/27/2037 (B)	875,534	864,472
Upgrade Receivables Trust
Series 2018-1A, Class A, 3.76%, 11/15/2024 (B)	817,000	816,956
Upstart Securitization Trust
Series 2017-1, Class A, 2.64%, 06/20/2024 (B)	139,720	139,541
USASF Receivables LLC
Series 2018-1A, Class A, 5.50%, 07/15/2023 (B)	2,000,000	1,997,500
Vericrest Opportunity Loan Trust
Series 2018-NPL2, Class A1, 4.34% (A), 05/25/2048 (B)	1,267,386	1,262,287

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Verizon Owner Trust
Series 2016-1A, Class A, 1.42%, 01/20/2021 (B)	$ 111,893	$ 111,379
Series 2017-3A, Class A1A, 2.06%, 04/20/2022 (B)	1,801,000	1,772,285
Series 2018-1A, Class A1A, 2.82%, 09/20/2022 (B)	3,516,000	3,490,901
VM DEBT LLC
Series 2017-1, Class A, 6.50%, 10/02/2024 (B) (C)	1,450,000	1,450,000
VOLT FT1 3.26% (A), 01/27/2023	1,290,137	1,273,493
VOLT LX LLC
Series 2017-NPL7, Class A1, 3.25% (A), 06/25/2047 (B)	436,821	433,314
VOLT LXI LLC
Series 2017-NPL8, Class A1, 3.13% (A), 06/25/2047 (B)	567,910	562,375
VOLT LXIV LLC
Series 2017-NP11, Class A1, 3.38% (A), 10/25/2047 (B)	2,182,851	2,165,480
VOLT LXIX LLC
Series 2018-NPL5, Class A1A, 4.21% (A), 08/25/2048 (B)	943,000	941,396
VOLT LXVII LLC
Series 2018-NPL3, Class A1, 4.38% (A), 06/25/2048 (B)	1,500,426	1,496,067
VOLT LXVIII LLC
Series 2018-NPL4, Class A1A, 4.34% (A), 07/27/2048 (B)	1,225,826	1,224,716
VOLT LXX LLC
Series 2018-NPL6, Class A1A, 4.11% (A), 09/25/2048 (B)	984,727	982,903
VOLT LXXII LLC
Series 2018-NPL8, Class A1A, 4.21% (A), 10/26/2048 (B)	3,200,000	3,200,854
VSE Voi Mortgage LLC
Series 2018-A, Class A, 3.56%, 02/20/2036 (B)	924,635	919,986
Westgate Resorts LLC
Series 2017-1A, Class A, 3.05%, 12/20/2030 (B)	387,395	383,292
Westlake Automobile Receivables Trust
Series 2015-3A, Class D, 4.40%, 05/17/2021 (B)	369,307	370,274
Series 2016-2A, Class D, 4.10%, 06/15/2021 (B)	280,000	281,724
Series 2017-1A, Class C, 2.70%, 10/17/2022 (B)	374,000	372,794
World Omni Automobile Lease Securitization Trust
Series 2018-A, Class A3, 2.83%, 07/15/2021	1,301,000	1,292,699

Total Asset-Backed Securities (Cost $171,570,845)		170,674,128

	Principal	Value
CORPORATE DEBT SECURITIES - 25.0%
Aerospace & Defense - 0.3%
Airbus SE 3.15%, 04/10/2027 (B)	$ 327,000	$ 309,411
3.95%, 04/10/2047 (B)	150,000	138,992
Harris Corp. 3.83%, 04/27/2025	400,000	389,434
Lockheed Martin Corp. 4.50%, 05/15/2036	300,000	301,339
Northrop Grumman Corp. 3.20%, 02/01/2027	268,000	248,490
3.25%, 01/15/2028	130,000	120,098
3.85%, 04/15/2045	49,000	42,806
Precision Castparts Corp. 3.25%, 06/15/2025	150,000	144,124
4.20%, 06/15/2035	150,000	146,792
Rockwell Collins, Inc. 3.20%, 03/15/2024	140,000	134,067
United Technologies Corp. 3.95%, 08/16/2025	120,000	118,834
4.15%, 05/15/2045	148,000	132,099
4.45%, 11/16/2038	120,000	116,108
4.50%, 06/01/2042	257,000	243,372
6.70%, 08/01/2028	260,000	304,571
8.88%, 11/15/2019	250,000	264,794

		3,155,331

Air Freight & Logistics - 0.0% (E)
FedEx Corp. 3.90%, 02/01/2035	96,000	87,083
4.10%, 04/15/2043	130,000	112,516

		199,599

Airlines - 0.7%
Air Canada Pass-Through Trust 3.30%, 07/15/2031 (B)	685,000	648,558
3.55%, 07/15/2031 (B)	405,000	384,198
3.60%, 09/15/2028 (B)	518,247	497,517
4.13%, 11/15/2026 (B)	545,051	547,503
American Airlines Pass-Through Trust 3.00%, 04/15/2030	927,706	862,970
3.65%, 02/15/2029 - 12/15/2029	858,012	832,425
3.70%, 04/15/2027 - 04/01/2028	691,987	666,709
5.25%, 07/31/2022	47,147	48,316
British Airways Pass-Through Trust 4.13%, 03/20/2033 (B)	528,960	523,924
Continental Airlines Pass-Through Trust 4.00%, 04/29/2026	190,854	189,842
5.98%, 10/19/2023	205,162	214,784
Delta Air Lines Pass-Through Trust 4.75%, 11/07/2021	69,347	70,341
4.95%, 11/23/2020	87,749	88,098
5.30%, 10/15/2020	34,035	34,290
6.82%, 02/10/2024	97,657	106,105
Spirit Airlines Pass-Through Trust 3.38%, 08/15/2031	270,811	257,389
United Airlines Pass-Through Trust 2.88%, 04/07/2030	568,283	523,843
3.45%, 01/07/2030	294,591	279,638
3.50%, 09/01/2031	683,000	652,185
3.65%, 07/07/2027	220,150	212,404
3.70%, 09/01/2031	387,000	369,695

		8,010,734

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobiles - 0.1%
Ford Motor Co. 7.45%, 07/16/2031	$ 702,000	$ 738,809
General Motors Co. 6.60%, 04/01/2036	606,000	620,148
KIA Motors Corp. 2.63%, 04/21/2021 (B)	200,000	194,292

		1,553,249

Banks - 4.6%
ABN AMRO Bank NV 2.45%, 06/04/2020 (B)	279,000	274,688
4.75%, 07/28/2025 (B)	600,000	595,740
AIB Group PLC 4.75%, 10/12/2023 (B)	700,000	697,761
ANZ New Zealand International, Ltd. 2.60%, 09/23/2019 (B)	619,000	615,897
2.85%, 08/06/2020 (B)	250,000	247,356
3.45%, 07/17/2027 (B)	222,000	209,587
Australia & New Zealand Banking Group, Ltd. 4.40%, 05/19/2026 (B)	200,000	194,351
4.88%, 01/12/2021 (B)	137,000	140,833
Banco Santander SA 3.13%, 02/23/2023	200,000	188,708
Bank of America Corp. 2.50%, 10/21/2022, MTN	27,000	25,650
Fixed until 04/24/2022, 2.88% (A), 04/24/2023	50,000	48,372
Fixed until 12/20/2022, 3.00% (A), 12/20/2023	2,539,000	2,443,024
Fixed until 01/20/2022, 3.12% (A), 01/20/2023, MTN	1,037,000	1,013,319
3.25%, 10/21/2027, MTN	398,000	365,545
Fixed until 01/23/2025, 3.37% (A), 01/23/2026	200,000	190,636
Fixed until 12/20/2027, 3.42% (A), 12/20/2028	306,000	281,980
Fixed until 04/24/2027, 3.71% (A), 04/24/2028	1,300,000	1,233,656
Fixed until 03/05/2028, 3.97% (A), 03/05/2029, MTN	1,300,000	1,249,693
5.88%, 02/07/2042, MTN	400,000	456,345
Bank of Montreal 1.50%, 07/18/2019, MTN	261,000	258,357
2.35%, 09/11/2022, MTN	200,000	191,090
Bank of Nova Scotia 1.85%, 04/14/2020	400,000	392,734
1.88%, 09/20/2021 (B)	330,000	316,698
2.45%, 09/19/2022 (F)	200,000	191,870
2.70%, 03/07/2022	114,000	110,948
Banque Federative du Credit Mutuel SA 2.00%, 04/12/2019 (B)	200,000	198,991
Barclays PLC 3.65%, 03/16/2025	223,000	207,416
3.68%, 01/10/2023	629,000	608,902
4.38%, 01/12/2026	863,000	827,062
BB&T Corp. 2.63%, 06/29/2020, MTN	300,000	296,845
5.25%, 11/01/2019	90,000	91,739
6.85%, 04/30/2019, MTN	250,000	254,859

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
BNP Paribas SA 3.38%, 01/09/2025 (B)	$ 320,000	$ 299,121
3.50%, 03/01/2023 (B)	250,000	242,526
BNZ International Funding, Ltd. 2.65%, 11/03/2022 (B)	650,000	617,013
BPCE SA 4.63%, 07/11/2024 (B)	600,000	590,402
Canadian Imperial Bank of Commerce 2.25%, 07/21/2020 (B) (F)	234,000	230,259
2.55%, 06/16/2022	350,000	336,637
Citigroup, Inc. 2.35%, 08/02/2021	192,000	185,585
2.40%, 02/18/2020	800,000	791,195
2.65%, 10/26/2020	300,000	295,453
2.70%, 03/30/2021	474,000	464,198
2.75%, 04/25/2022	650,000	628,338
Fixed until 01/24/2022, 3.14% (A), 01/24/2023	370,000	361,199
3.40%, 05/01/2026	400,000	375,434
Fixed until 07/24/2027, 3.67% (A), 07/24/2028	900,000	843,575
3.70%, 01/12/2026	1,350,000	1,290,891
Fixed until 01/24/2038, 3.88% (A), 01/24/2039	100,000	88,716
4.45%, 09/29/2027	85,000	82,717
4.75%, 05/18/2046	400,000	373,022
8.13%, 07/15/2039	56,000	78,190
Citizens Bank NA 3.70%, 03/29/2023	475,000	469,884
Citizens Financial Group, Inc. 2.38%, 07/28/2021	78,000	75,189
4.30%, 12/03/2025	77,000	75,419
Comerica, Inc. 2.13%, 05/23/2019	250,000	248,826
Commonwealth Bank of Australia 2.50%, 09/18/2022 (B)	300,000	286,671
3.45%, 03/16/2023 (B)	410,000	405,213
3.90%, 03/16/2028 (B) (F)	410,000	402,011
4.50%, 12/09/2025 (B)	200,000	196,381
Cooperatieve Rabobank UA 4.38%, 08/04/2025	347,000	339,264
4.75%, 01/15/2020, MTN (B)	350,000	356,485
5.80%, 09/30/2110 (B)	300,000	328,886
Credit Agricole SA 4.13%, 01/10/2027 (B)	250,000	237,773
4.38%, 03/17/2025 (B)	200,000	192,824
Danske Bank A/S 2.00%, 09/08/2021 (B)	201,000	189,176
2.70%, 03/02/2022 (B)	213,000	203,574
Discover Bank 4.20%, 08/08/2023	550,000	548,615
Fifth Third Bancorp 3.95%, 03/14/2028	340,000	330,608
Fifth Third Bank 2.38%, 04/25/2019	270,000	269,269
3.85%, 03/15/2026	200,000	193,912
HSBC Holdings PLC 3.60%, 05/25/2023	1,007,000	991,851

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
HSBC Holdings PLC (continued)
4.00%, 03/30/2022	$ 911,000	$ 919,189
Fixed until 03/13/2027, 4.04% (A), 03/13/2028	695,000	665,146
4.25%, 03/14/2024	500,000	493,225
Industrial & Commercial Bank of China, Ltd. 2.45%, 10/20/2021	400,000	383,417
ING Bank NV 1.65%, 08/15/2019 (B)	260,000	257,138
ING Groep NV 3.95%, 03/29/2027	200,000	189,531
4.10%, 10/02/2023	775,000	769,813
Intesa Sanpaolo SpA 3.88%, 07/14/2027 - 01/12/2028 (B)	606,000	497,308
KeyBank NA 3.18%, 10/15/2027	250,000	244,995
KeyCorp 4.15%, 10/29/2025, MTN (F)	235,000	235,662
Lloyds Bank PLC 2.40%, 03/17/2020	400,000	395,045
Lloyds Banking Group PLC
Fixed until 11/07/2022, 2.91% (A), 11/07/2023	200,000	190,096
4.38%, 03/22/2028	339,000	323,935
4.58%, 12/10/2025	200,000	192,887
Macquarie Bank, Ltd. 2.60%, 06/24/2019 (B)	100,000	99,713
3.90%, 01/15/2026 (B)	570,000	556,157
Mitsubishi UFJ Financial Group, Inc. 2.53%, 09/13/2023	200,000	188,011
2.67%, 07/25/2022	270,000	260,378
2.95%, 03/01/2021	297,000	292,936
Mitsubishi UFJ Trust & Banking Corp. 2.45%, 10/16/2019 (B)	400,000	397,537
Mizuho Financial Group, Inc. 2.63%, 04/12/2021 (B)	263,000	256,768
MUFG Americas Holdings Corp. 2.25%, 02/10/2020	319,000	316,337
MUFG Union Bank NA 2.25%, 05/06/2019	300,000	298,986
National Australia Bank, Ltd. 2.50%, 07/12/2026	250,000	223,095
3.38%, 01/14/2026	1,000,000	952,018
Nordea Bank Abp 4.25%, 09/21/2022 (B)	384,000	383,537
4.88%, 01/27/2020 (B)	200,000	203,834
PNC Financial Services Group, Inc. 4.38%, 08/11/2020	75,000	76,230
5.13%, 02/08/2020	250,000	255,765
6.70%, 06/10/2019	75,000	76,670
Regions Financial Corp. 3.80%, 08/14/2023	200,000	197,936
Royal Bank of Canada 1.88%, 02/05/2020	500,000	492,580
2.75%, 02/01/2022, MTN	99,000	96,737
3.70%, 10/05/2023, MTN	600,000	596,933
Royal Bank of Scotland Group PLC 3.88%, 09/12/2023	350,000	336,705

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Santander UK Group Holdings PLC 3.57%, 01/10/2023	$ 360,000	$ 347,779
Santander UK PLC 2.50%, 03/14/2019	350,000	349,676
Societe Generale SA 2.50%, 04/08/2021 (B)	300,000	291,549
4.25%, 04/14/2025 (B)	270,000	257,337
Stadshypotek AB 1.88%, 10/02/2019 (B)	530,000	524,496
Standard Chartered PLC 3.05%, 01/15/2021 (B) (F)	1,000,000	983,548
Fixed until 03/15/2028, 4.87% (A), 03/15/2033 (B)	300,000	286,788
Sumitomo Mitsui Financial Group, Inc. 2.44%, 10/19/2021	239,000	231,131
2.63%, 07/14/2026	322,000	288,526
2.78%, 07/12/2022 - 10/18/2022	729,000	703,203
2.85%, 01/11/2022 (F)	400,000	389,824
2.93%, 03/09/2021	270,000	266,368
3.10%, 01/17/2023	241,000	234,554
Sumitomo Mitsui Trust Bank, Ltd. 2.05%, 10/18/2019 (B)	600,000	593,186
SunTrust Banks, Inc. 2.70%, 01/27/2022	91,000	88,095
2.90%, 03/03/2021	265,000	260,947
Swedbank AB 2.20%, 03/04/2020 (B)	400,000	393,871
Toronto-Dominion Bank 2.13%, 04/07/2021, MTN	115,000	111,757
2.25%, 03/15/2021 (B)	300,000	292,890
2.50%, 12/14/2020, MTN	150,000	147,702
Fixed until 09/15/2026, 3.63% (A), 09/15/2031	223,000	207,608
US Bancorp 2.38%, 07/22/2026, MTN	266,000	238,625
2.63%, 01/24/2022, MTN	133,000	129,532
3.00%, 03/15/2022, MTN	233,000	229,280
3.15%, 04/27/2027, MTN	85,000	80,120
Wells Fargo & Co. 2.50%, 03/04/2021	532,000	518,459
3.00%, 02/19/2025, MTN	509,000	476,381
3.30%, 09/09/2024, MTN	1,300,000	1,246,592
3.55%, 09/29/2025, MTN	400,000	383,554
4.10%, 06/03/2026, MTN	121,000	117,859
4.30%, 07/22/2027, MTN	246,000	241,542
4.65%, 11/04/2044, MTN	184,000	173,076
4.75%, 12/07/2046, MTN	239,000	227,139
4.90%, 11/17/2045, MTN	202,000	195,946
Westpac Banking Corp. 2.00%, 03/03/2020 (B)	236,000	232,368
2.10%, 02/25/2021 (B)	600,000	583,820
2.50%, 06/28/2022	200,000	192,086
2.60%, 11/23/2020	100,000	98,560
2.85%, 05/13/2026	300,000	275,641
Fixed until 11/23/2026, 4.32% (A), 11/23/2031, MTN	260,000	247,532

		54,392,151

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.5%
Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	$ 1,109,000	$ 1,081,319
3.65%, 02/01/2026	410,000	389,999
4.70%, 02/01/2036	2,939,000	2,798,967
Anheuser-Busch InBev Worldwide, Inc. 4.75%, 04/15/2058	100,000	89,215
Coca-Cola Femsa SAB de CV 3.88%, 11/26/2023	250,000	247,791
Constellation Brands, Inc. 4.40%, 11/15/2025	185,000	185,322
5.25%, 11/15/2048	110,000	110,104
Diageo Capital PLC 4.83%, 07/15/2020	90,000	92,296
Keurig Dr. Pepper, Inc. 3.13%, 12/15/2023	275,000	261,094
3.43%, 06/15/2027	120,000	109,278
4.42%, 05/25/2025 (B)	112,000	110,682
4.99%, 05/25/2038 (B)	162,000	156,144
PepsiCo, Inc. 4.60%, 07/17/2045	78,000	80,625

		5,712,836

Biotechnology - 0.3%
AbbVie, Inc. 3.20%, 11/06/2022	100,000	97,684
3.60%, 05/14/2025	508,000	485,222
4.50%, 05/14/2035	200,000	184,457
Amgen, Inc. 4.66%, 06/15/2051	200,000	185,178
4.95%, 10/01/2041	100,000	98,905
Celgene Corp. 3.63%, 05/15/2024	298,000	289,400
3.88%, 08/15/2025	150,000	144,389
4.35%, 11/15/2047	167,000	139,283
5.70%, 10/15/2040	160,000	166,291
Gilead Sciences, Inc. 3.50%, 02/01/2025	90,000	87,387
3.70%, 04/01/2024	381,000	377,161
4.00%, 09/01/2036	72,000	65,745
4.60%, 09/01/2035	583,000	579,058

		2,900,160

Building Products - 0.1%
Johnson Controls International PLC 4.25%, 03/01/2021	150,000	152,064
4.95% (G), 07/02/2064	200,000	183,408
5.25%, 12/01/2041	300,000	291,250
Masco Corp. 6.50%, 08/15/2032	410,000	442,123

		1,068,845

Capital Markets - 2.5%
Ameriprise Financial, Inc. 2.88%, 09/15/2026	349,000	318,639
Bank of New York Mellon Corp. 2.20%, 08/16/2023, MTN	300,000	280,013
2.50%, 04/15/2021, MTN	267,000	261,650
2.60%, 08/17/2020, MTN	100,000	98,919
2.80%, 05/04/2026, MTN	76,000	70,267
4.60%, 01/15/2020, MTN	40,000	40,679
5.45%, 05/15/2019	200,000	202,718

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Charles Schwab Corp. 3.20%, 03/02/2027	$ 500,000	$ 471,363
3.23%, 09/01/2022	100,000	98,626
CME Group, Inc. 3.00%, 03/15/2025	160,000	152,732
Credit Suisse AG 2.30%, 05/28/2019, MTN	500,000	498,385
Credit Suisse Group AG 3.57%, 01/09/2023 (B)	500,000	488,253
Fixed until 01/12/2028, 3.87% (A), 01/12/2029 (B)	250,000	232,000
4.28%, 01/09/2028 (B)	400,000	383,305
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	950,000	909,301
Daiwa Securities Group, Inc. 3.13%, 04/19/2022 (B)	244,000	238,237
Deutsche Bank AG 3.30%, 11/16/2022	200,000	188,853
4.10%, 01/13/2026 (F)	700,000	656,036
Goldman Sachs Group, Inc. 2.35%, 11/15/2021	1,141,000	1,097,927
Fixed until 10/31/2021, 2.88% (A), 10/31/2022	2,150,000	2,090,162
Fixed until 07/24/2022, 2.91% (A), 07/24/2023	300,000	288,512
Fixed until 06/05/2022, 2.91% (A), 06/05/2023	474,000	456,748
Fixed until 09/29/2024, 3.27% (A), 09/29/2025	725,000	687,316
3.50%, 01/23/2025 - 11/16/2026	362,000	342,269
Fixed until 06/05/2027, 3.69% (A), 06/05/2028	907,000	850,320
3.75%, 05/22/2025	101,000	97,836
3.85%, 01/26/2027	815,000	780,933
Fixed until 05/01/2028, 4.22% (A), 05/01/2029	800,000	775,659
4.25%, 10/21/2025	100,000	97,315
5.38%, 03/15/2020, MTN	1,021,000	1,048,302
6.75%, 10/01/2037	200,000	233,454
Invesco Finance PLC 4.00%, 01/30/2024	160,000	159,613
Macquarie Group, Ltd.
Fixed until 11/28/2027, 3.76% (A), 11/28/2028 (B)	495,000	452,627
Fixed until 01/15/2029, 5.03% (A), 01/15/2030 (B)	600,000	598,507
6.00%, 01/14/2020 (B)	850,000	876,011
6.25%, 01/14/2021 (B)	725,000	762,115
Morgan Stanley 2.45%, 02/01/2019, MTN	285,000	284,694
2.50%, 04/21/2021, MTN	213,000	207,528
2.65%, 01/27/2020	315,000	312,705
Fixed until 07/22/2027, 3.59% (A), 07/22/2028	1,067,000	999,260
Fixed until 01/24/2028, 3.77% (A), 01/24/2029, MTN	735,000	696,452
3.88%, 01/27/2026, MTN	1,279,000	1,236,601
4.00%, 07/23/2025, MTN	1,736,000	1,704,506
4.10%, 05/22/2023, MTN	150,000	149,735
5.00%, 11/24/2025	497,000	508,171
5.63%, 09/23/2019, MTN	1,000,000	1,021,443
7.30%, 05/13/2019, MTN	1,800,000	1,839,672

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Nomura Holdings, Inc. 6.70%, 03/04/2020	$ 257,000	$ 267,988
Northern Trust Corp.
Fixed until 05/08/2027, 3.38% (A), 05/08/2032	343,000	317,033
State Street Corp. 2.65%, 05/19/2026	150,000	137,250
3.70%, 11/20/2023	615,000	614,608
TD Ameritrade Holding Corp. 2.95%, 04/01/2022	138,000	134,857
UBS Group Funding Switzerland AG
Fixed until 08/15/2022, 2.86% (A), 08/15/2023 (B)	200,000	191,605
3.49%, 05/23/2023 (B)	400,000	391,011
4.13%, 09/24/2025 - 04/15/2026 (B)	521,000	511,845

		28,812,566

Chemicals - 0.3%
Air Liquide Finance SA 2.25%, 09/27/2023 (B)	228,000	212,628
Albemarle Corp. 5.45%, 12/01/2044	200,000	201,524
Chevron Phillips Chemical Co. 3.70%, 06/01/2028 (B)	400,000	390,022
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., LP 3.40%, 12/01/2026 (B)	181,000	173,409
E.I. du Pont de Nemours & Co. 4.90%, 01/15/2041	90,000	89,676
International Flavors & Fragrances, Inc. 4.45%, 09/26/2028 (F)	158,000	157,485
5.00%, 09/26/2048	187,000	183,454
Mosaic Co. 4.88%, 11/15/2041	253,000	227,426
5.45%, 11/15/2033	472,000	483,823
Nutrien, Ltd. 3.38%, 03/15/2025	120,000	112,513
4.13%, 03/15/2035	450,000	406,160
6.50%, 05/15/2019	260,000	264,757
Praxair, Inc. 2.65%, 02/05/2025	82,000	76,780
Sherwin-Williams Co. 3.13%, 06/01/2024	136,000	129,049
Union Carbide Corp. 7.50%, 06/01/2025	400,000	460,230
7.75%, 10/01/2096	210,000	250,301
Westlake Chemical Corp. 4.38%, 11/15/2047	160,000	136,385

		3,955,622

Commercial Services & Supplies - 0.1%
ERAC USA Finance LLC 4.50%, 08/16/2021 (B)	175,000	178,465
5.25%, 10/01/2020 (B)	65,000	67,062
5.63%, 03/15/2042 (B)	141,000	149,857
6.70%, 06/01/2034 (B)	331,000	387,878
Republic Services, Inc. 2.90%, 07/01/2026	96,000	88,653

		871,915

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Communications Equipment - 0.1%
Cisco Systems, Inc. 2.95%, 02/28/2026	$ 73,000	$ 69,276
3.00%, 06/15/2022	194,000	191,595
3.63%, 03/04/2024	200,000	200,966
5.90%, 02/15/2039	100,000	120,923

		582,760

Construction & Engineering - 0.1%
ABB Finance USA, Inc. 2.88%, 05/08/2022	352,000	344,235
4.38%, 05/08/2042	128,000	125,269

		469,504

Construction Materials - 0.0% (E)
CRH America, Inc. 5.13%, 05/18/2045 (B)	200,000	195,573
Martin Marietta Materials, Inc. 3.45%, 06/01/2027	276,000	251,823

		447,396

Consumer Finance - 0.8%
American Express Co. 3.40%, 02/27/2023	400,000	392,142
3.63%, 12/05/2024	63,000	61,486
American Express Credit Corp. 2.25%, 05/05/2021, MTN	145,000	141,004
2.38%, 05/26/2020, MTN	212,000	209,130
2.70%, 03/03/2022, MTN	90,000	87,266
American Honda Finance Corp. 2.30%, 09/09/2026, MTN	67,000	59,507
2.90%, 02/16/2024, MTN	150,000	144,345
BMW US Capital LLC 2.25%, 09/15/2023 (B)	330,000	307,540
Capital One Financial Corp. 3.20%, 02/05/2025	123,000	114,917
3.75%, 04/24/2024 - 07/28/2026	1,052,000	1,012,921
4.20%, 10/29/2025	150,000	144,752
Capital One NA 2.40%, 09/05/2019	350,000	347,552
2.95%, 07/23/2021	250,000	245,339
Daimler Finance North America LLC 2.88%, 03/10/2021 (B)	550,000	540,775
3.35%, 02/22/2023 (B)	300,000	292,784
Ford Motor Credit Co. LLC 2.02%, 05/03/2019	363,000	360,469
2.94%, 01/08/2019, MTN	400,000	399,903
3.81%, 01/09/2024	332,000	308,453
3.82%, 11/02/2027	400,000	343,923
General Motors Financial Co., Inc. 3.45%, 04/10/2022	377,000	366,992
3.50%, 11/07/2024	390,000	363,141
3.70%, 05/09/2023	376,000	363,528
3.95%, 04/13/2024	485,000	465,976
4.30%, 07/13/2025	200,000	191,103
4.35%, 04/09/2025	160,000	154,005
Hyundai Capital America 2.00%, 07/01/2019 (B)	86,000	85,161
3.00%, 03/18/2021 (B)	250,000	243,995
John Deere Capital Corp. 2.70%, 01/06/2023, MTN	482,000	466,584

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
John Deere Capital Corp. (continued)
2.75%, 03/15/2022, MTN	$ 153,000	$ 149,605
2.80%, 09/08/2027, MTN (F)	200,000	183,311
Nissan Motor Acceptance Corp. 1.55%, 09/13/2019 (B)	138,000	136,320
2.55%, 03/08/2021 (B)	500,000	487,636
PACCAR Financial Corp. 2.25%, 02/25/2021, MTN	156,000	152,094
Synchrony Financial 3.70%, 08/04/2026	300,000	266,190
Toyota Motor Credit Corp. 1.90%, 04/08/2021, MTN	194,000	187,518

		9,777,367

Containers & Packaging - 0.1%
International Paper Co. 3.00%, 02/15/2027 (F)	286,000	257,481
7.30%, 11/15/2039	200,000	240,425
8.70%, 06/15/2038	120,000	160,552
WestRock Co. 3.00%, 09/15/2024 (B)	350,000	328,441
3.75%, 03/15/2025 (B)	300,000	288,710

		1,275,609

Diversified Consumer Services - 0.3%
President & Fellows of Harvard College 3.30%, 07/15/2056	414,000	340,119
SART 4.75%, 07/15/2024	3,463,738	3,461,037

		3,801,156

Diversified Financial Services - 0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30%, 01/23/2023	157,000	150,824
Aircastle, Ltd. 4.40%, 09/25/2023	365,000	362,156
Aviation Capital Group LLC 2.88%, 01/20/2022 (B)	300,000	289,954
Blackstone Holdings Finance Co. LLC 5.88%, 03/15/2021 (B)	500,000	525,786
BOC Aviation, Ltd. 2.75%, 09/18/2022 (B)	270,000	256,302
Brookfield Finance, Inc. 3.90%, 01/25/2028	211,000	197,051
4.70%, 09/20/2047	242,000	223,074
Carlyle Investment Management LLC
3-Month LIBOR + 2.00%, 4.56% (A), 07/15/2019 (D) (H)	21,553	21,472
China Southern Power Grid International Finance BVI Co., Ltd. 3.50%, 05/08/2027 (B)	480,000	448,317
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	3,323,000	2,923,672
Jefferies Group LLC 6.25%, 01/15/2036	260,000	258,104
6.45%, 06/08/2027	133,000	141,051
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (B)	294,000	279,742

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
National Rural Utilities Cooperative Finance Corp. 2.95%, 02/07/2024	$ 118,000	$ 113,753
10.38%, 11/01/2018	175,000	175,000
ORIX Corp. 2.90%, 07/18/2022	201,000	193,554
Protective Life Global Funding 2.00%, 09/14/2021 (B)	400,000	383,530
Voya Financial, Inc. 3.13%, 07/15/2024	550,000	517,964

		7,461,306

Diversified Telecommunication Services - 0.8%
AT&T, Inc. 3.95%, 01/15/2025	282,000	273,628
4.13%, 02/17/2026	804,000	778,631
4.30%, 02/15/2030 (B)	1,966,000	1,847,076
4.90%, 08/15/2037 (B)	1,224,000	1,122,794
5.35%, 09/01/2040	943,000	899,215
6.00%, 08/15/2040	200,000	204,492
6.38%, 03/01/2041	240,000	253,173
British Telecommunications PLC 9.63%, 12/15/2030	180,000	250,652
Centel Capital Corp. 9.00%, 10/15/2019	450,000	468,000
Deutsche Telekom International Finance BV 2.82%, 01/19/2022 (B)	150,000	145,738
3.60%, 01/19/2027 (B)	180,000	168,494
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (B)	77,000	75,284
3.48%, 06/15/2050 (B)	81,000	78,183
Telefonica Emisiones SAU 5.13%, 04/27/2020	663,000	678,773
5.46%, 02/16/2021	91,000	94,506
Verizon Communications, Inc. 4.27%, 01/15/2036	400,000	366,219
4.33%, 09/21/2028	307,000	303,720
4.40%, 11/01/2034	1,531,000	1,443,248

		9,451,826

Electric Utilities - 1.6%
AEP Texas, Inc. 6.65%, 02/15/2033	100,000	122,613
Alabama Power Co. 5.60%, 03/15/2033	160,000	175,708
6.00%, 03/01/2039	248,000	292,127
6.13%, 05/15/2038	77,000	91,154
Appalachian Power Co. 6.38%, 04/01/2036	200,000	232,905
6.70%, 08/15/2037	200,000	240,734
Arizona Public Service Co. 5.05%, 09/01/2041	303,000	323,558
Baltimore Gas & Electric Co. 3.50%, 08/15/2046	188,000	159,928
Berkshire Hathaway Energy Co. 6.13%, 04/01/2036	302,000	355,957
CenterPoint Energy Houston Electric LLC 3.95%, 03/01/2048	154,000	143,698

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Cleveland Electric Illuminating Co. 8.88%, 11/15/2018	$ 337,000	$ 337,697
Comision Federal de Electricidad 4.88%, 05/26/2021 (B)	261,000	261,525
Commonwealth Edison Co. 3.65%, 06/15/2046	162,000	142,583
3.75%, 08/15/2047	300,000	267,240
Connecticut Light & Power Co. 4.00%, 04/01/2048	212,000	200,828
Duke Energy Carolinas LLC 4.30%, 06/15/2020	156,000	158,794
6.00%, 12/01/2028 - 01/15/2038	633,000	732,920
6.45%, 10/15/2032	100,000	122,119
Duke Energy Corp. 2.65%, 09/01/2026	85,000	76,046
Duke Energy Indiana LLC 3.75%, 05/15/2046	200,000	176,967
Duke Energy Progress LLC 3.60%, 09/15/2047	130,000	111,476
3.70%, 10/15/2046	215,000	187,973
5.30%, 01/15/2019	80,000	80,478
Edison International 2.95%, 03/15/2023	400,000	380,468
4.13%, 03/15/2028	135,000	131,705
EDP Finance BV 3.63%, 07/15/2024 (B)	300,000	283,990
Enel Finance International NV 3.50%, 04/06/2028 (B)	265,000	222,691
3.63%, 05/25/2027 (B)	270,000	234,429
4.63%, 09/14/2025 (B)	200,000	189,052
Entergy Corp. 2.95%, 09/01/2026	78,000	70,625
Entergy Louisiana LLC 2.40%, 10/01/2026	237,000	212,421
3.05%, 06/01/2031	189,000	169,717
3.25%, 04/01/2028	387,000	366,298
Entergy Mississippi, Inc. 2.85%, 06/01/2028	166,000	151,122
Evergy, Inc. 4.85%, 06/01/2021	326,000	332,718
Exelon Corp. 3.40%, 04/15/2026	127,000	119,509
FirstEnergy Corp. 4.85%, 07/15/2047	105,000	102,247
Florida Power & Light Co. 3.95%, 03/01/2048	265,000	245,683
4.95%, 06/01/2035	100,000	106,734
5.13%, 06/01/2041	112,000	120,834
5.40%, 09/01/2035	100,000	110,604
Fortis, Inc. 3.06%, 10/04/2026	1,000,000	903,995
Hydro-Quebec 8.40%, 01/15/2022	420,000	478,635
9.40%, 02/01/2021	100,000	112,959
ITC Holdings Corp. 2.70%, 11/15/2022	300,000	286,837

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	$ 455,756	$ 472,189
Kansas City Power & Light Co. 5.30%, 10/01/2041	500,000	539,283
Korea Southern Power Co., Ltd. 3.00%, 01/29/2021 (B)	200,000	196,700
Massachusetts Electric Co. 4.00%, 08/15/2046 (B)	201,000	185,416
5.90%, 11/15/2039 (B)	55,000	64,042
Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028 (B)	195,000	191,166
MidAmerican Energy Co. 5.75%, 11/01/2035, MTN	600,000	691,968
Nevada Power Co. 5.38%, 09/15/2040	52,000	56,815
5.45%, 05/15/2041	400,000	438,445
New England Power Co. 3.80%, 12/05/2047 (B) (F)	140,000	125,353
New York State Electric & Gas Corp. 3.25%, 12/01/2026 (B)	151,000	143,414
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (B)	50,000	50,653
Northern States Power Co. 6.20%, 07/01/2037	89,000	108,250
6.25%, 06/01/2036	150,000	183,207
Ohio Edison Co. 6.88%, 07/15/2036	150,000	189,914
Pacific Gas & Electric Co. 2.45%, 08/15/2022	181,000	170,580
2.95%, 03/01/2026	311,000	275,961
3.25%, 09/15/2021	159,000	156,279
4.50%, 12/15/2041	200,000	174,494
4.60%, 06/15/2043	100,000	89,811
6.05%, 03/01/2034	60,000	64,245
PacifiCorp 6.25%, 10/15/2037	360,000	441,194
Pennsylvania Electric Co. 3.25%, 03/15/2028 (B)	75,000	68,814
PPL Capital Funding, Inc. 4.20%, 06/15/2022	165,000	166,889
PPL Electric Utilities Corp. 2.50%, 09/01/2022	100,000	96,141
Progress Energy, Inc. 4.40%, 01/15/2021	113,000	114,937
4.88%, 12/01/2019	87,000	88,704
Public Service Electric & Gas Co. 2.25%, 09/15/2026, MTN	140,000	125,419
3.65%, 09/01/2042, MTN	138,000	124,854
Southern California Edison Co. 3.90%, 12/01/2041	100,000	88,817
5.50%, 03/15/2040	130,000	143,467
6.65%, 04/01/2029	300,000	350,740
Southern Power Co. 5.15%, 09/15/2041	260,000	255,708
Southwestern Electric Power Co. 2.75%, 10/01/2026	500,000	453,944
Southwestern Public Service Co. 4.50%, 08/15/2041	100,000	101,311

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Three Gorges Finance I Cayman Islands, Ltd. 3.15%, 06/02/2026 (B)	$ 200,000	$ 183,930
Toledo Edison Co. 6.15%, 05/15/2037	200,000	235,679
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	124,000	109,916
Union Electric Co. 2.95%, 06/15/2027	193,000	179,614
Virginia Electric & Power Co. 2.75%, 03/15/2023	127,000	122,494
2.95%, 01/15/2022	157,000	154,308
6.00%, 05/15/2037	140,000	165,505
Wisconsin Electric Power Co. 3.10%, 06/01/2025	82,000	77,887
3.65%, 12/15/2042	144,000	124,671
Xcel Energy, Inc. 2.40%, 03/15/2021	150,000	146,342
4.80%, 09/15/2041	116,000	116,718
6.50%, 07/01/2036	48,000	59,311

		19,193,800

Electrical Equipment - 0.1%
Eaton Corp. 7.63%, 04/01/2024	500,000	575,994
Siemens Financieringsmaatschappij NV 3.13%, 03/16/2024 (B)	500,000	484,259

		1,060,253

Electronic Equipment, Instruments & Components - 0.0% (E)
Arrow Electronics, Inc. 3.25%, 09/08/2024	175,000	163,629
3.50%, 04/01/2022	100,000	98,097
3.88%, 01/12/2028	133,000	121,388

		383,114

Energy Equipment & Services - 0.2%
ANR Pipeline Co. 9.63%, 11/01/2021	200,000	233,912
Baker Hughes a GE Co. LLC 5.13%, 09/15/2040	200,000	201,564
Halliburton Co. 3.50%, 08/01/2023	150,000	147,646
4.85%, 11/15/2035	130,000	130,589
7.60%, 08/15/2096 (B)	160,000	195,588
Schlumberger Holdings Corp. 3.63%, 12/21/2022 (B)	165,000	163,872
Schlumberger Investment SA 3.30%, 09/14/2021 (B)	344,000	341,174
Texas Eastern Transmission, LP 2.80%, 10/15/2022 (B)	462,000	442,438
3.50%, 01/15/2028 (B)	60,000	56,257

		1,913,040

Entertainment - 0.1%
Viacom, Inc. 3.88%, 04/01/2024 (F)	376,000	365,950
6.88%, 04/30/2036	250,000	276,062

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Entertainment (continued)
Walt Disney Co. 3.00%, 02/13/2026 (F)	$ 750,000	$ 713,557

		1,355,569

Equity Real Estate Investment Trusts - 1.1%
American Tower Corp. 2.25%, 01/15/2022	300,000	285,912
3.38%, 10/15/2026	281,000	258,128
3.50%, 01/31/2023	201,000	196,808
5.00%, 02/15/2024	139,000	144,115
5.90%, 11/01/2021	150,000	158,809
AvalonBay Communities, Inc. 2.85%, 03/15/2023, MTN	510,000	492,925
3.45%, 06/01/2025, MTN	120,000	116,324
Boston Properties, LP 3.20%, 01/15/2025	228,000	216,618
3.65%, 02/01/2026	408,000	391,959
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	400,000	381,810
Crown Castle International Corp. 4.88%, 04/15/2022	200,000	206,026
5.25%, 01/15/2023	200,000	208,566
Digital Realty Trust, LP 3.70%, 08/15/2027	154,000	143,975
Duke Realty, LP 3.25%, 06/30/2026	84,000	78,690
3.63%, 04/15/2023	168,000	165,478
EPR Properties 4.50%, 06/01/2027	248,000	235,304
4.95%, 04/15/2028	110,000	106,291
Equity Commonwealth 5.88%, 09/15/2020	855,000	876,889
ERP Operating, LP 2.85%, 11/01/2026	184,000	168,907
4.63%, 12/15/2021	587,000	604,350
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (B)	353,000	324,795
Government Properties Income Trust 3.75%, 08/15/2019	1,370,000	1,374,329
4.00%, 07/15/2022	416,000	410,133
HCP, Inc. 3.40%, 02/01/2025	114,000	107,002
3.88%, 08/15/2024	337,000	328,252
Liberty Property, LP 3.25%, 10/01/2026	107,000	98,558
National Retail Properties, Inc. 3.50%, 10/15/2027	150,000	139,949
3.60%, 12/15/2026	218,000	205,560
Realty Income Corp. 3.25%, 10/15/2022	250,000	246,111
3.88%, 04/15/2025	290,000	285,407
4.65%, 03/15/2047	113,000	110,554
Scentre Group Trust 1 / Scentre Group Trust 2 3.50%, 02/12/2025 (B)	500,000	477,349
Select Income REIT 3.60%, 02/01/2020	620,000	616,171
Senior Housing Properties Trust 3.25%, 05/01/2019	250,000	249,981
4.75%, 02/15/2028	300,000	287,497

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Simon Property Group, LP 3.75%, 02/01/2024	$ 242,000	$ 240,998
4.38%, 03/01/2021	457,000	466,030
SITE Centers Corp. 3.63%, 02/01/2025	121,000	113,747
4.70%, 06/01/2027	71,000	70,646
UDR, Inc. 2.95%, 09/01/2026, MTN	116,000	105,508
Ventas Realty, LP 3.75%, 05/01/2024	300,000	294,515
3.85%, 04/01/2027	203,000	192,962
4.13%, 01/15/2026	79,000	76,935
VEREIT Operating Partnership, LP 4.60%, 02/06/2024	530,000	530,250
Welltower, Inc. 4.25%, 04/01/2026	250,000	247,118

		13,038,241

Food & Staples Retailing - 0.2%
CK Hutchison International 16, Ltd. 1.88%, 10/03/2021 (B)	241,000	228,956
2.75%, 10/03/2026 (B)	350,000	313,905
CVS Pass-Through Trust 4.70%, 01/10/2036 (B)	517,143	509,386
5.77%, 01/10/2033 (B)	155,638	163,588
5.93%, 01/10/2034 (B)	544,443	579,071
Kroger Co. 5.40%, 07/15/2040	51,000	50,644
8.00%, 09/15/2029	175,000	214,233
Sysco Corp. 3.25%, 07/15/2027	500,000	462,406
3.75%, 10/01/2025	102,000	99,546
Walgreens Boots Alliance, Inc. 4.80%, 11/18/2044	100,000	92,276

		2,714,011

Food Products - 0.3%
Campbell Soup Co. 3.95%, 03/15/2025	450,000	427,541
Cargill, Inc. 3.25%, 03/01/2023 (B)	140,000	137,738
3.30%, 03/01/2022 (B)	250,000	247,915
ConAgra Brands, Inc. 4.60%, 11/01/2025	175,000	175,297
5.30%, 11/01/2038	390,000	377,728
General Mills, Inc. 4.00%, 04/17/2025	305,000	299,156
4.20%, 04/17/2028	200,000	193,061
4.55%, 04/17/2038	75,000	68,854
Kellogg Co. 3.40%, 11/15/2027	190,000	174,983
Kraft Heinz Foods Co. 2.80%, 07/02/2020	400,000	395,878
4.00%, 06/15/2023	138,000	137,266
6.88%, 01/26/2039	149,000	168,781
McCormick & Co., Inc. 3.15%, 08/15/2024	142,000	135,297
3.40%, 08/15/2027	198,000	186,146

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Mead Johnson Nutrition Co. 4.13%, 11/15/2025	$ 288,000	$ 288,413
4.60%, 06/01/2044	130,000	132,211
Tyson Foods, Inc. 4.88%, 08/15/2034	100,000	98,062

		3,644,327

Gas Utilities - 0.2%
Atmos Energy Corp. 8.50%, 03/15/2019	44,000	44,898
Boston Gas Co. 4.49%, 02/15/2042 (B)	330,000	323,568
Brooklyn Union Gas Co. 4.27%, 03/15/2048 (B)	280,000	267,399
CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	352,000	358,064
KeySpan Gas East Corp. 2.74%, 08/15/2026 (B)	172,000	157,581
Korea Gas Corp. 1.88%, 07/18/2021 (B)	200,000	190,602
Southern Co. Gas Capital Corp. 2.45%, 10/01/2023	77,000	71,950
3.25%, 06/15/2026	85,000	78,866
3.50%, 09/15/2021	601,000	599,304
3.95%, 10/01/2046	94,000	80,297
5.25%, 08/15/2019	100,000	101,746
5.88%, 03/15/2041	109,000	120,940
Southwest Gas Corp. 3.80%, 09/29/2046	177,000	155,528

		2,550,743

Health Care Equipment & Supplies - 0.1%
Abbott Laboratories 3.88%, 09/15/2025	258,000	257,647
Becton Dickinson and Co. 3.73%, 12/15/2024	23,000	22,295
Covidien International Finance SA 2.95%, 06/15/2023	49,000	47,604
Medtronic, Inc. 3.13%, 03/15/2022	51,000	50,347
4.38%, 03/15/2035	117,000	116,529
Zimmer Biomet Holdings, Inc. 3.70%, 03/19/2023	136,000	134,528

		628,950

Health Care Providers & Services - 0.6%
Aetna, Inc. 2.80%, 06/15/2023	90,000	85,843
4.50%, 05/15/2042	153,000	142,035
6.75%, 12/15/2037	305,000	363,340
Anthem, Inc. 3.13%, 05/15/2022	200,000	195,493
3.30%, 01/15/2023	105,000	102,714
4.10%, 03/01/2028	425,000	410,869
4.38%, 12/01/2047	110,000	99,459
4.65%, 01/15/2043	38,000	35,889
CVS Health Corp. 2.75%, 12/01/2022	100,000	95,575
4.10%, 03/25/2025	1,741,000	1,719,947
4.30%, 03/25/2028	467,000	455,430

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
CVS Health Corp. (continued)
4.78%, 03/25/2038	$ 688,000	$ 662,001
5.05%, 03/25/2048	385,000	375,399
Express Scripts Holding Co. 4.50%, 02/25/2026	367,000	368,528
4.80%, 07/15/2046	62,000	58,267
Laboratory Corp. of America Holdings 3.20%, 02/01/2022	170,000	167,452
Magellan Health, Inc. 4.40%, 09/22/2024	558,000	533,998
Mayo Clinic 4.13%, 11/15/2052	198,000	190,673
Providence St. Joseph Health Obligated Group 2.75%, 10/01/2026	168,000	153,846
Quest Diagnostics, Inc. 3.45%, 06/01/2026	75,000	70,175
Texas Health Resources 4.33%, 11/15/2055	175,000	169,923
UnitedHealth Group, Inc. 2.13%, 03/15/2021	300,000	292,229
2.75%, 02/15/2023	84,000	81,159
3.10%, 03/15/2026	281,000	266,166
4.63%, 07/15/2035	234,000	240,671

		7,337,081

Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp. 4.70%, 12/09/2035, MTN	465,000	467,610
6.30%, 10/15/2037, MTN	81,000	95,440

		563,050

Household Durables - 0.0% (E)
Newell Brands, Inc. 4.20%, 04/01/2026	200,000	183,740

Household Products - 0.0% (E)
Kimberly-Clark Corp. 2.40%, 03/01/2022 (F)	68,000	65,596
Procter & Gamble Co. 2.70%, 02/02/2026	400,000	374,493

		440,089

Independent Power & Renewable Electricity Producers - 0.0% (E)
Exelon Generation Co. LLC 5.75%, 10/01/2041	86,000	86,078

Industrial Conglomerates - 0.0% (E)
General Electric Co. 4.65%, 10/17/2021, MTN	258,000	263,114
Roper Technologies, Inc. 3.00%, 12/15/2020	52,000	51,517

		314,631

Insurance - 1.2%
AIA Group, Ltd. 3.90%, 04/06/2028 (B)	335,000	325,091
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (B)	800,000	986,085
American International Group, Inc. 4.20%, 04/01/2028	225,000	216,043

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Assurant, Inc. 4.20%, 09/27/2023	$ 425,000	$ 422,690
Athene Global Funding 2.75%, 04/20/2020 (B)	492,000	485,487
4.00%, 01/25/2022 (B)	368,000	369,273
Athene Holding, Ltd. 4.13%, 01/12/2028	445,000	408,098
Berkshire Hathaway Finance Corp. 4.40%, 05/15/2042	268,000	265,524
5.75%, 01/15/2040	100,000	115,426
Chubb INA Holdings, Inc. 2.88%, 11/03/2022	130,000	126,953
3.15%, 03/15/2025	275,000	264,191
3.35%, 05/15/2024	250,000	245,477
CNA Financial Corp. 3.95%, 05/15/2024	164,000	161,726
Dai-ichi Life Insurance Co., Ltd.
Fixed until 07/24/2026 (I), 4.00% (A) (B)	421,000	387,846
Great-West Lifeco Finance Delaware, LP 4.15%, 06/03/2047 (B)	350,000	315,074
Guardian Life Insurance Co. of America 4.85%, 01/24/2077 (B)	83,000	78,501
Hartford Financial Services Group, Inc. 4.30%, 04/15/2043	360,000	331,174
Jackson National Life Global Funding 2.50%, 06/27/2022 (B)	200,000	192,112
3.05%, 04/29/2026 (B)	303,000	282,033
3.25%, 01/30/2024 (B)	115,000	111,458
Liberty Mutual Group, Inc. 4.95%, 05/01/2022 (B)	200,000	205,899
6.50%, 03/15/2035 (B)	300,000	346,313
Liberty Mutual Insurance Co. 8.50%, 05/15/2025 (B)	200,000	241,496
Lincoln National Corp. 4.00%, 09/01/2023	300,000	302,161
4.20%, 03/15/2022	211,000	213,854
6.15%, 04/07/2036	14,000	15,763
Manulife Financial Corp.
Fixed until 02/24/2027, 4.06% (A), 02/24/2032	350,000	325,384
Marsh & McLennan Cos., Inc. 2.35%, 03/06/2020	176,000	173,535
Massachusetts Mutual Life Insurance Co. 5.38%, 12/01/2041 (B)	147,000	157,867
8.88%, 06/01/2039 (B)	52,000	77,418
MassMutual Global Funding II 2.75%, 06/22/2024 (B)	400,000	381,053
MetLife, Inc. 3.00%, 03/01/2025	200,000	188,634
Metropolitan Life Global Funding I 3.00%, 09/19/2027 (B)	350,000	324,102
3.88%, 04/11/2022 (B)	720,000	723,475
New York Life Global Funding 2.00%, 04/13/2021 (B)	96,000	92,970
2.35%, 07/14/2026 (B)	226,000	203,534
3.00%, 01/10/2028 (B)	202,000	187,698
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	500,000	501,762

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Pacific Life Insurance Co.
Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	$ 198,000	$ 173,478
Progressive Corp.
Fixed until 03/15/2023 (I), 5.38% (A)	245,000	240,712
Prudential Financial, Inc. 3.91%, 12/07/2047	164,000	142,609
Prudential Insurance Co. of America 8.30%, 07/01/2025 (B)	900,000	1,098,822
Reliance Standard Life Global Funding II 2.50%, 01/15/2020 (B)	130,000	128,692
3.05%, 01/20/2021 (B)	298,000	293,395
Sumitomo Life Insurance Co.
Fixed until 09/14/2027, 4.00% (A), 09/14/2077 (B)	250,000	229,375
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	260,000	243,500
4.90%, 09/15/2044 (B)	150,000	154,851
Torchmark Corp. 4.55%, 09/15/2028	285,000	283,839
Travelers Property Casualty Corp. 7.75%, 04/15/2026	450,000	548,812

		14,291,265

Interactive Media & Services - 0.1%
Tencent Holdings, Ltd. 3.60%, 01/19/2028 (B)	545,000	499,949

Internet & Direct Marketing Retail - 0.2%
Alibaba Group Holding, Ltd. 4.00%, 12/06/2037	200,000	176,007
Amazon.com, Inc. 2.80%, 08/22/2024	508,000	484,477
3.88%, 08/22/2037	500,000	471,717
4.25%, 08/22/2057	550,000	514,725
4.80%, 12/05/2034	215,000	226,255
Booking Holdings, Inc. 2.75%, 03/15/2023	286,000	273,274
3.55%, 03/15/2028	400,000	374,107

		2,520,562

IT Services - 0.2%
DXC Technology Co. 4.25%, 04/15/2024	172,000	170,697
7.45%, 10/15/2029	500,000	597,185
IBM Credit LLC 2.65%, 02/05/2021	400,000	393,801
3.00%, 02/06/2023	500,000	487,487
International Business Machines Corp. 7.00%, 10/30/2025	508,000	596,779
Western Union Co. 3.60%, 03/15/2022 (F)	400,000	394,450

		2,640,399

Life Sciences Tools & Services - 0.0% (E)
Thermo Fisher Scientific, Inc. 2.95%, 09/19/2026	161,000	147,021
4.15%, 02/01/2024	217,000	218,800

		365,821

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery - 0.2%
Caterpillar Financial Services Corp. 1.93%, 10/01/2021	$ 262,000	$ 251,520
2.40%, 08/09/2026	270,000	241,542
Caterpillar, Inc. 2.60%, 06/26/2022	123,000	119,390
Illinois Tool Works, Inc. 4.88%, 09/15/2041	449,000	477,585
Ingersoll-Rand Luxembourg Finance SA 2.63%, 05/01/2020	200,000	197,696
Nvent Finance Sarl 4.55%, 04/15/2028	337,000	325,648
Parker-Hannifin Corp. 4.10%, 03/01/2047	104,000	98,270
Xylem, Inc. 3.25%, 11/01/2026	74,000	68,820

		1,780,471

Media - 0.9%
21st Century Fox America, Inc. 7.30%, 04/30/2028	130,000	157,616
7.70%, 10/30/2025	300,000	359,780
8.88%, 04/26/2023	200,000	238,466
CBS Corp. 2.90%, 01/15/2027	250,000	219,247
3.70%, 08/15/2024	63,000	60,999
4.00%, 01/15/2026	208,000	201,289
4.85%, 07/01/2042	150,000	139,699
Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 07/23/2025	1,191,000	1,196,074
5.38%, 04/01/2038	191,000	175,312
6.38%, 10/23/2035	114,000	117,730
6.83%, 10/23/2055	150,000	156,292
Comcast Cable Holdings LLC 10.13%, 04/15/2022	414,000	493,603
Comcast Corp. 3.15%, 02/15/2028	400,000	367,487
3.95%, 10/15/2025	690,000	688,859
4.60%, 10/15/2038	415,000	406,061
4.95%, 10/15/2058	525,000	514,093
6.50%, 11/15/2035	511,000	603,184
7.05%, 03/15/2033	1,300,000	1,600,150
Cox Communications, Inc. 3.35%, 09/15/2026 (B)	134,000	123,265
4.60%, 08/15/2047 (B)	196,000	174,498
4.80%, 02/01/2035 (B)	450,000	405,030
Discovery Communications LLC 3.95%, 03/20/2028	263,000	244,847
4.38%, 06/15/2021	344,000	348,751
NBCUniversal Media LLC 5.95%, 04/01/2041	210,000	234,139
SES SA 3.60%, 04/04/2023 (B)	100,000	96,650
TCI Communications, Inc. 7.13%, 02/15/2028	100,000	119,164
Time Warner Cable LLC 5.50%, 09/01/2041	400,000	364,492
7.30%, 07/01/2038	90,000	99,264

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	$ 250,000	$ 303,667
Warner Media LLC 3.55%, 06/01/2024	230,000	222,474
3.60%, 07/15/2025	225,000	212,900
4.75%, 03/29/2021	140,000	143,670

		10,788,752

Metals & Mining - 0.2%
Anglo American Capital PLC 3.63%, 09/11/2024 (B)	200,000	188,854
4.00%, 09/11/2027 (B)	400,000	364,323
Barrick Gold Corp. 6.45%, 10/15/2035	399,000	448,759
BHP Billiton Finance USA, Ltd. 4.13%, 02/24/2042	300,000	285,701
Nucor Corp. 6.40%, 12/01/2037	390,000	463,383
Vale Canada, Ltd. 7.20%, 09/15/2032	400,000	437,600
Vale Overseas, Ltd. 6.25%, 08/10/2026	81,000	86,571

		2,275,191

Multi-Utilities - 0.4%
CMS Energy Corp. 3.00%, 05/15/2026	73,000	68,012
3.88%, 03/01/2024	350,000	347,861
Consolidated Edison Co. of New York, Inc. 5.70%, 06/15/2040	154,000	177,171
Consumers Energy Co. 2.85%, 05/15/2022	121,000	118,652
3.25%, 08/15/2046	95,000	78,937
6.70%, 09/15/2019	100,000	103,118
Delmarva Power & Light Co. 4.00%, 06/01/2042	294,000	268,189
4.15%, 05/15/2045	270,000	254,835
Dominion Energy, Inc. 2.75%, 09/15/2022	165,000	159,185
4.90%, 08/01/2041	103,000	102,570
5.25%, 08/01/2033	500,000	527,291
DTE Electric Co. 2.65%, 06/15/2022	68,000	65,860
3.70%, 03/15/2045	114,000	102,039
3.95%, 06/15/2042	101,000	93,692
DTE Energy Co. 3.85%, 12/01/2023	252,000	251,028
NiSource, Inc. 5.80%, 02/01/2042	600,000	639,894
Public Service Co. of New Hampshire 3.50%, 11/01/2023	60,000	59,747
Public Service Co. of Oklahoma 5.15%, 12/01/2019	133,000	135,885
San Diego Gas & Electric Co. 6.00%, 06/01/2026	320,000	353,915
6.13%, 09/15/2037	100,000	117,775
Sempra Energy 9.80%, 02/15/2019	400,000	407,648

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
WEC Energy Group, Inc. 3.55%, 06/15/2025	$ 115,000	$ 112,702

		4,546,006

Multiline Retail - 0.1%
Dollar General Corp. 4.13%, 05/01/2028	280,000	271,272
Macy’s Retail Holdings, Inc. 6.90%, 04/01/2029	200,000	209,797
Nordstrom, Inc. 4.00%, 10/15/2021	301,000	303,584
Target Corp. 2.50%, 04/15/2026 (F)	300,000	274,326

		1,058,979

Oil, Gas & Consumable Fuels - 2.3%
Anadarko Holding Co. 7.15%, 05/15/2028	552,000	606,612
Anadarko Petroleum Corp. 8.70%, 03/15/2019	150,000	152,979
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. 5.25%, 01/15/2025	214,000	218,280
Apache Corp. 3.25%, 04/15/2022	88,000	86,125
4.75%, 04/15/2043	268,000	238,001
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	386,000	370,486
BG Energy Capital PLC 5.13%, 10/15/2041 (B)	200,000	213,923
BP Capital Markets PLC 3.22%, 04/14/2024	600,000	584,569
3.25%, 05/06/2022	462,000	457,392
3.81%, 02/10/2024	224,000	224,515
Buckeye Partners, LP 3.95%, 12/01/2026	45,000	41,097
4.88%, 02/01/2021	200,000	202,451
5.85%, 11/15/2043	150,000	136,862
Canadian Natural Resources, Ltd. 3.80%, 04/15/2024	200,000	196,563
5.85%, 02/01/2035	150,000	162,560
6.45%, 06/30/2033	299,000	338,569
Cenovus Energy, Inc. 5.25%, 06/15/2037	101,000	94,909
6.75%, 11/15/2039	511,000	545,743
Chevron Corp. 2.36%, 12/05/2022	80,000	76,765
2.57%, 05/16/2023	600,000	576,241
2.90%, 03/03/2024	296,000	285,640
CNOOC Finance Pty, Ltd. 2.63%, 05/05/2020	328,000	323,422
CNOOC Finance, Ltd. 3.00%, 05/09/2023	254,000	242,497
Ecopetrol SA 5.38%, 06/26/2026	135,000	136,309
5.88%, 09/18/2023	113,000	118,142
Enable Midstream Partners, LP 4.95%, 05/15/2028	135,000	132,068

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc. 4.50%, 06/10/2044	$ 200,000	$ 180,811
Fixed until 03/01/2028, 6.25% (A), 03/01/2078	300,000	280,715
Encana Corp. 6.50%, 05/15/2019	150,000	152,554
7.20%, 11/01/2031	200,000	235,328
7.38%, 11/01/2031	250,000	298,494
Energy Transfer Operating, LP 3.60%, 02/01/2023	75,000	73,029
4.05%, 03/15/2025	136,000	130,297
4.75%, 01/15/2026	173,000	170,368
4.90%, 02/01/2024	159,000	161,581
6.05%, 06/01/2041	538,000	528,753
6.50%, 02/01/2042	45,000	46,612
Eni SpA 5.70%, 10/01/2040 (B)	900,000	920,409
Enterprise Products Operating LLC 3.70%, 02/15/2026	127,000	122,563
3.75%, 02/15/2025	74,000	72,516
3.90%, 02/15/2024	362,000	361,429
4.95%, 10/15/2054	33,000	29,309
5.10%, 02/15/2045	32,000	31,798
7.55%, 04/15/2038	320,000	406,024
EOG Resources, Inc. 4.10%, 02/01/2021	300,000	303,906
4.15%, 01/15/2026	80,000	80,677
EQT Corp. 3.90%, 10/01/2027	264,000	240,224
Equinor ASA 3.15%, 01/23/2022	313,000	310,078
Exxon Mobil Corp. 4.11%, 03/01/2046	294,000	283,725
Kerr-McGee Corp. 7.88%, 09/15/2031	100,000	121,358
Kinder Morgan, Inc. 4.30%, 03/01/2028	700,000	676,716
Magellan Midstream Partners, LP 3.20%, 03/15/2025	80,000	75,628
4.20%, 12/01/2042 - 10/03/2047	648,000	565,298
MPLX, LP 4.13%, 03/01/2027	155,000	147,878
4.88%, 12/01/2024	280,000	286,717
5.20%, 03/01/2047	108,000	102,146
ONEOK Partners, LP 3.38%, 10/01/2022	30,000	29,330
4.90%, 03/15/2025	800,000	819,214
5.00%, 09/15/2023	65,000	66,929
6.65%, 10/01/2036	220,000	249,558
8.63%, 03/01/2019	150,000	152,676
Petro-Canada 5.35%, 07/15/2033	100,000	108,624
7.88%, 06/15/2026	100,000	120,635
Petroleos Mexicanos 4.63%, 09/21/2023	450,000	429,070
4.88%, 01/18/2024	81,000	77,056
5.35%, 02/12/2028 (B)	189,000	168,380
6.35%, 02/12/2048 (B)	71,000	58,916

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos (continued)
6.38%, 02/04/2021 - 01/23/2045	$ 513,000	$ 481,418
6.50%, 03/13/2027	2,050,000	1,984,400
6.50%, 01/23/2029 (B)	239,000	228,723
6.75%, 09/21/2047	403,000	345,895
6.88%, 08/04/2026	466,000	464,136
Phillips 66 3.90%, 03/15/2028	285,000	273,016
4.30%, 04/01/2022	130,000	132,587
4.88%, 11/15/2044	40,000	38,813
Phillips 66 Partners, LP 3.55%, 10/01/2026	66,000	61,651
4.90%, 10/01/2046	144,000	132,984
Plains All American Pipeline, LP / PAA Finance Corp. 4.30%, 01/31/2043	150,000	120,022
4.65%, 10/15/2025	350,000	345,223
Shell International Finance BV 4.13%, 05/11/2035	258,000	251,143
Southern Natural Gas Co. LLC 4.80%, 03/15/2047 (B)	136,000	128,798
8.00%, 03/01/2032	105,000	131,667
Spectra Energy Partners, LP 3.50%, 03/15/2025	633,000	606,041
Suncor Energy, Inc. 5.95%, 12/01/2034	550,000	621,897
Sunoco Logistics Partners Operations, LP 3.90%, 07/15/2026	195,000	181,080
5.50%, 02/15/2020	250,000	255,925
5.95%, 12/01/2025	150,000	158,847
6.10%, 02/15/2042	500,000	493,458
TC PipeLines, LP 3.90%, 05/25/2027	141,000	131,114
Total Capital International SA 2.70%, 01/25/2023	688,000	664,479
3.70%, 01/15/2024	160,000	160,439
3.75%, 04/10/2024	82,000	82,332
TransCanada PipeLines, Ltd. 2.50%, 08/01/2022	115,000	109,901
3.13%, 01/15/2019	149,000	149,050
3.75%, 10/16/2023	135,000	133,763
4.88%, 01/15/2026	370,000	381,292
Valero Energy Corp. 7.50%, 04/15/2032	100,000	122,522
Western Gas Partners, LP 4.50%, 03/01/2028	68,000	64,726
5.30%, 03/01/2048	196,000	171,356
5.45%, 04/01/2044	97,000	87,544
Williams Cos., Inc. 3.90%, 01/15/2025	117,000	113,378
4.85%, 03/01/2048	249,000	227,367

		26,477,036

Personal Products - 0.0% (E)
Unilever Capital Corp. 3.38%, 03/22/2025	180,000	176,448

Pharmaceuticals - 0.3%
Allergan Funding SCS 3.85%, 06/15/2024	211,000	207,134

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Allergan, Inc. 2.80%, 03/15/2023	$ 162,000	$ 153,731
3.38%, 09/15/2020	125,000	124,911
Baxalta, Inc. 3.60%, 06/23/2022	20,000	19,813
5.25%, 06/23/2045	10,000	10,049
Bayer US Finance II LLC 4.70%, 07/15/2064 (B)	100,000	80,240
Bayer US Finance LLC 3.38%, 10/08/2024 (B)	200,000	189,855
Johnson & Johnson 2.63%, 01/15/2025	408,000	387,710
3.40%, 01/15/2038	432,000	388,273
4.38%, 12/05/2033	99,000	102,911
Merck & Co., Inc. 3.70%, 02/10/2045	20,000	18,162
Mylan NV 3.95%, 06/15/2026	185,000	169,757
Mylan, Inc. 3.13%, 01/15/2023 (B)	100,000	94,308
5.40%, 11/29/2043	100,000	89,379
Novartis Capital Corp. 3.00%, 11/20/2025	395,000	375,634
Pfizer, Inc. 3.00%, 12/15/2026	412,000	390,158
Shire Acquisitions Investments Ireland DAC 2.88%, 09/23/2023	334,000	315,082
3.20%, 09/23/2026	270,000	244,681

		3,361,788

Real Estate Management & Development - 0.1%
Ontario Teachers’ Cadillac Fairview Properties Trust 3.13%, 03/20/2022 (B)	314,000	307,434
3.88%, 03/20/2027 (B)	325,000	315,441

		622,875

Road & Rail - 0.2%
Burlington Northern Santa Fe LLC 3.45%, 09/15/2021	251,000	252,034
5.75%, 05/01/2040	300,000	345,247
7.29%, 06/01/2036	90,000	118,260
Canadian Pacific Railway Co. 6.13%, 09/15/2115	210,000	234,767
CSX Corp. 4.25%, 06/01/2021	65,000	66,210
6.00%, 10/01/2036, MTN	340,000	387,690
Norfolk Southern Corp. 3.25%, 12/01/2021	166,000	164,775
3.85%, 01/15/2024	266,000	266,391
4.05%, 08/15/2052	87,000	77,132
Ryder System, Inc. 2.50%, 05/11/2020, MTN	158,000	155,776
3.45%, 11/15/2021, MTN	42,000	41,692

		2,109,974

Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc. 4.50%, 12/05/2036	226,000	208,970

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.63%, 01/15/2024	$ 663,000	$ 634,874
3.88%, 01/15/2027	200,000	183,648
Intel Corp. 3.70%, 07/29/2025	97,000	96,737
3.73%, 12/08/2047	155,000	138,187
4.10%, 05/19/2046	224,000	213,199
QUALCOMM, Inc. 2.90%, 05/20/2024	400,000	379,541
3.25%, 05/20/2027	357,000	330,152

		2,185,308

Software - 0.5%
Microsoft Corp. 2.38%, 05/01/2023	24,000	22,999
2.88%, 02/06/2024	342,000	331,555
3.30%, 02/06/2027	279,000	270,696
3.50%, 02/12/2035	277,000	258,742
4.00%, 02/12/2055	81,000	75,948
4.10%, 02/06/2037	489,000	489,981
4.20%, 11/03/2035	103,000	104,442
4.50%, 10/01/2040 - 02/06/2057	451,000	465,458
4.75%, 11/03/2055	436,000	470,323
Oracle Corp. 2.40%, 09/15/2023	324,000	306,395
2.95%, 11/15/2024 - 05/15/2025	1,100,000	1,049,514
3.90%, 05/15/2035	60,000	55,937
4.30%, 07/08/2034	600,000	587,852
5.38%, 07/15/2040	123,000	135,750
6.13%, 07/08/2039	731,000	870,562
VMware, Inc. 2.95%, 08/21/2022	521,000	498,791

		5,994,945

Specialty Retail - 0.1%
Home Depot, Inc. 2.13%, 09/15/2026	315,000	280,342
4.20%, 04/01/2043	145,000	138,910
Lowe’s Cos., Inc. 3.38%, 09/15/2025	119,000	115,110
O’Reilly Automotive, Inc. 3.60%, 09/01/2027	247,000	230,886

		765,248

Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc. 2.45%, 08/04/2026	296,000	269,559
2.75%, 01/13/2025	500,000	474,123
2.85%, 05/11/2024	234,000	224,570
2.90%, 09/12/2027	597,000	552,955
3.00%, 02/09/2024 - 06/20/2027	988,000	936,926
3.20%, 05/13/2025 - 05/11/2027	446,000	426,870
3.25%, 02/23/2026	266,000	256,062
3.35%, 02/09/2027	603,000	580,783
3.45%, 05/06/2024 - 02/09/2045	549,000	526,768
3.75%, 09/12/2047	500,000	448,606
3.85%, 08/04/2046	207,000	189,186
4.50%, 02/23/2036	340,000	353,568
4.65%, 02/23/2046	119,000	122,755

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (B)	$ 800,000	$ 828,999

		6,191,730

Tobacco - 0.0% (E)
BAT Capital Corp. 4.39%, 08/15/2037 (B)	377,000	334,166

Trading Companies & Distributors - 0.1%
Air Lease Corp. 3.25%, 03/01/2025	258,000	239,464
International Lease Finance Corp. 5.88%, 08/15/2022	154,000	162,174
8.63%, 01/15/2022	700,000	793,056
WW Grainger, Inc. 4.60%, 06/15/2045	198,000	193,117

		1,387,811

Transportation Infrastructure - 0.1%
Mexico City Airport Trust 5.50%, 07/31/2047 (B)	200,000	160,000
Penske Truck Leasing Co., LP / PTL Finance Corp. 4.13%, 08/01/2023 (B)	233,000	232,452
4.88%, 07/11/2022 (B)	500,000	513,896

		906,348

Water Utilities - 0.0% (E)
American Water Capital Corp. 3.85%, 03/01/2024	300,000	302,217
4.00%, 12/01/2046	172,000	157,655

		459,872

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV 3.13%, 07/16/2022	236,000	230,106
Crown Castle Towers LLC 3.22%, 05/15/2042 (B)	200,000	196,960
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 3.36%, 03/20/2023 (B)	606,750	600,682
Vodafone Group PLC 2.95%, 02/19/2023	75,000	71,824
4.13%, 05/30/2025	313,000	306,070
5.00%, 05/30/2038	443,000	416,960
5.25%, 05/30/2048	260,000	245,478

		2,068,080

Total Corporate Debt Securities (Cost $302,932,629)		293,115,673

FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
Canada - 0.0% (E)
Province of Quebec 6.35%, 01/30/2026, MTN	285,000	329,053

Colombia - 0.1%
Colombia Government International Bond 4.00%, 02/26/2024	300,000	296,250
5.00%, 06/15/2045	200,000	189,302
7.38%, 09/18/2037	200,000	241,500

		727,052

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Israel - 0.3%
Israel Government AID Bond Series 2011-Z, Zero Coupon, 11/15/2026	$ 1,400,000	$ 1,054,802
Israel Government AID Bond, Principal Only STRIPS Series 2, 11/01/2024	2,250,000	1,848,548

		2,903,350

Mexico - 0.3%
Mexico Government International Bond 3.75%, 01/11/2028 (F)	1,042,000	959,692
4.13%, 01/21/2026	615,000	592,522
4.35%, 01/15/2047	183,000	152,437
4.60%, 02/10/2048	200,000	173,504
5.55%, 01/21/2045 (F)	190,000	187,722
4.75%, 03/08/2044, MTN	688,000	609,919
5.75%, 10/12/2110, MTN	550,000	504,625

		3,180,421

Panama - 0.0% (E)
Panama Government International Bond 4.50%, 04/16/2050	200,000	184,500

Supranational - 0.0% (E)
African Development Bank 8.80%, 09/01/2019	500,000	523,284

Total Foreign Government Obligations (Cost $8,352,886)		7,847,660

MORTGAGE-BACKED SECURITIES - 2.8%
American General Mortgage Loan Trust
Series 2006-1, Class A5,
5.75% (A), 12/25/2035 (B)	6,878	7,088
ASG Resecuritization Trust
Series 2011-1, Class 3A50,
4.16% (A), 11/28/2035 (B)	35,475	35,429
Banc of America Funding Trust
Series 2004-3, Class 1A1,
5.50%, 10/25/2034	86,638	90,422
Series 2004-C, Class 1A1,
3.88% (A), 12/20/2034	45,770	46,107
Series 2005-E, Class 4A1,
4.31% (A), 03/20/2035	287,133	290,266
Banc of America Mortgage Trust
Series 2003-C, Class 3A1,
4.19% (A), 04/25/2033	47,057	47,872
Series 2004-C, Class 2A2,
4.15% (A), 04/25/2034	174,985	176,285
BB-UBS Trust
Series 2012-SHOW, Class A,
3.43%, 11/05/2036 (B)	1,500,000	1,464,887
BCAP LLC Trust
Series 2009-RR5, Class 8A1,
5.50% (A), 11/26/2034 (B)	62,958	63,834
Series 2010-RR7, Class 2A1,
3.77% (A), 07/26/2045 (B)	277,081	274,611
Bear Stearns Alt-A Trust
Series 2005-2, Class 1A1,
1-Month LIBOR + 0.50%, 2.78% (A), 03/25/2035	23,775	23,778

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns ARM Trust
Series 2003-4, Class 3A1, 4.40% (A), 07/25/2033	$ 43,862	$ 44,328
Series 2004-2, Class 14A, 3.86% (A), 05/25/2034	31,943	31,742
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS
Series 2005-PWR8, Class X1, 0.34% (A), 06/11/2041 (B)	125,604	723
CD Commercial Mortgage Trust, Interest Only STRIPS
Series 2007-CD4, Class XC, 0.77% (A), 12/11/2049 (B)	123,806	1,391
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3, 4.16% (A), 02/25/2037	601,960	610,858
Series 2007-A1, Class 2A1, 4.47% (A), 02/25/2037	123,457	126,729
Series 2007-A1, Class 7A1, 4.26% (A), 02/25/2037	71,238	71,618
Series 2007-A1, Class 9A1, 4.02% (A), 02/25/2037	55,343	55,104
Series 2007-A2, Class 1A1, 4.26% (A), 07/25/2037	26,267	26,368
Series 2007-A2, Class 2A1, 4.24% (A), 07/25/2037	174,746	178,020
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26, 5.50%, 04/25/2034	113,481	115,070
Series 2004-3, Class A4, 5.75%, 04/25/2034	170,222	173,838
Series 2004-5, Class 1A4, 5.50%, 06/25/2034	201,122	203,005
Series 2004-8, Class 2A1, 4.50%, 06/25/2019	974	976
Series 2004-J4, Class 2A1, 5.00%, 05/25/2019	13,370	12,879
Citigroup Global Markets Mortgage Securities VII, Inc.
Series 2003-HYB1, Class A, 4.74% (A), 09/25/2033	64,701	65,509
Citigroup Mortgage Loan Trust
Series 2003-1, Class 3A4, 5.25%, 09/25/2033	62,171	62,180
Series 2005-2, Class 2A11, 5.50%, 05/25/2035	124,675	127,357
Series 2009-10, Class 1A1, 4.32% (A), 09/25/2033 (B)	191,322	194,330
COBALT CMBS Commercial Mortgage Trust, Interest Only STRIPS
Series 2006-C1, Class IO, 0.81% (A), 08/15/2048	930,593	7,858
COMM Mortgage Trust
Series 2015-CR25, Class A4, 3.76%, 08/10/2048	562,000	558,425
Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	2,410,000	2,357,496
COMM Mortgage Trust, Interest Only STRIPS
Series 2012-CR2, Class XA, 1.65% (A), 08/15/2045	1,799,515	90,682

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4, 5.25%, 09/25/2033	$ 52,548	$ 53,726
Series 2003-AR15, Class 3A1, 4.18% (A), 06/25/2033	98,300	98,741
Series 2004-5, Class 3A1, 5.25%, 08/25/2019	19,696	19,735
CSFB Mortgage-Backed Pass-Through Certificates
Series 2003-27, Class 5A4, 5.25%, 11/25/2033	97,972	98,592
Series 2003-29, Class 5A1, 7.00%, 12/25/2033	109,398	116,855
Series 2004-4, Class 2A4, 5.50%, 09/25/2034	132,293	138,032
Series 2004-8, Class 1A4, 5.50%, 12/25/2034	142,481	147,884
CSMC OA LLC
Series 2014-USA, Class D, 4.37%, 09/15/2037 (B)	500,000	475,625
CSMC Trust
Series 2010-17R, Class 1A1, 4.18% (A), 06/26/2036 (B)	32,402	32,507
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
Series 2005-1, Class 2A1, 5.40% (A), 02/25/2020	26,660	26,659
Federal Home Loan Mortgage Corp.
Series K070, Class A2, 3.30% (A), 11/25/2027	965,000	933,366
Series W5FX, Class AFX, 3.21% (A), 04/25/2028	970,000	930,730
GMACM Mortgage Loan Trust
Series 2003-AR2, Class 2A4, 4.39% (A), 12/19/2033	290,930	293,214
GS Mortgage Securities Trust, Interest Only STRIPS
Series 2006-GG8, Class X, 0.87% (A), 11/10/2039 (B)	1,076,157	7,738
GSMPS Mortgage Loan Trust
Series 2005-RP3, Class 1AF,
1-Month LIBOR + 0.35%, 2.63% (A), 09/25/2035 (B)	747,382	668,634
GSMPS Mortgage Loan Trust, Interest Only STRIPS
Series 2005-RP3, Class 1AS, 2.31% (A), 09/25/2035 (B)	560,536	30,819
GSR Mortgage Loan Trust
Series 2003-7F, Class 1A4, 5.25%, 06/25/2033	297,594	304,334
Series 2004-8F, Class 2A3, 6.00%, 09/25/2034	164,872	168,718
Series 2005-5F, Class 8A3,
1-Month LIBOR + 0.50%, 2.78% (A), 06/25/2035	14,221	13,613
Headlands Residential LLC
Series 2017-RPL1, Class A, 3.88% (A), 08/25/2022 (B)	1,980,000	1,959,804

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Impac CMB Trust
Series 2005-4, Class 2A1,
1-Month LIBOR + 0.60%, 2.88% (A), 05/25/2035	$ 122,823	$ 121,572
Impac Secured Assets CMN Owner Trust
Series 2003-2, Class A1, 5.50%, 08/25/2033	49,618	51,528
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1-Month LIBOR + 0.35%, 2.63% (A), 05/25/2036	396,081	391,933
Series 2006-2, Class 2A1,
1-Month LIBOR + 0.35%, 2.63% (A), 08/25/2036	164,231	160,580
Independence Plaza Trust
Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	1,590,000	1,559,313
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9, Class A3SF,
1-Month LIBOR + 0.16%, 2.43% (A), 05/15/2047	232,325	232,150
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS
Series 2006-CB15, Class X1, 0.19% (A), 06/12/2043	4,270,813	5,103
JPMorgan Mortgage Trust
Series 2004-A3, Class 4A1, 4.54% (A), 07/25/2034	23,548	24,103
Series 2004-A4, Class 1A1, 4.64% (A), 09/25/2034	29,856	30,641
Series 2004-S1, Class 1A7, 5.00%, 09/25/2034	3,394	3,418
Series 2005-A1, Class 3A4, 4.27% (A), 02/25/2035	107,392	110,105
Series 2006-A2, Class 5A3, 4.24% (A), 11/25/2033	193,248	197,597
Series 2006-A3, Class 6A1, 4.16% (A), 08/25/2034	21,246	21,159
LB-UBS Commercial Mortgage Trust, Interest Only STRIPS
Series 2006-C1, Class XCL, 0.38% (A), 02/15/2041 (B)	970,353	105
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1, 4.46% (A), 04/21/2034	226,671	232,794
Series 2004-13, Class 3A7, 4.45% (A), 11/21/2034	140,790	144,093
MASTR Alternative Loan Trust
Series 2003-9, Class 2A1, 6.00%, 12/25/2033	15,254	15,701
Series 2004-5, Class 5A1, 4.75%, 06/25/2019	3,022	3,017
MASTR Asset Securitization Trust
Series 2003-11, Class 9A6, 5.25%, 12/25/2033	271,759	273,329
Series 2004-P7, Class A6, 5.50%, 12/27/2033 (B)	37,620	37,615

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
MASTR Resecuritization Trust, Principal Only STRIPS
Series 2005, Class 3, 05/28/2035 (B)	$ 15,188	$ 12,231
Merrill Lynch Mortgage Investors Trust
Series 2003-A4, Class 2A, 4.46% (A), 07/25/2033	63,187	62,245
Series 2003-A5, Class 2A6, 4.40% (A), 08/25/2033	40,488	41,822
Series 2004-1, Class 2A1, 4.12% (A), 12/25/2034	152,378	152,703
Series 2004-A4, Class A2, 4.09% (A), 08/25/2034	75,748	77,642
Series 2004-D, Class A2,
6-Month LIBOR + 0.72%, 3.24% (A), 09/25/2029	119,139	114,785
ML-CFC Commercial Mortgage Trust, Interest Only STRIPS
Series 2006-4, Class XC, 0.61% (A), 12/12/2049 (B)	246,426	3
Morgan Stanley Capital I Trust
Series 2011-C3, Class A3, 4.05%, 07/15/2049	471,236	473,357
Morgan Stanley Capital I Trust, Interest Only STRIPS
Series 2006-IQ12, Class X1, 0.63% (A), 12/15/2043 (B)	1,429,828	14
Series 2006-T21, Class X, 0.03% (A), 10/12/2052 (B)	10,632,733	106
Series 2007-HQ11, Class X, 0.33% (A), 02/12/2044 (B)	789,157	1,342
Morgan Stanley Mortgage Loan Trust
Series 2004-3, Class 4A, 5.64% (A), 04/25/2034	167,638	176,144
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXA, 1.00%, 03/27/2051 (B)	33,508	33,341
Series 2012-XA, Class B, 0.25%, 07/27/2049 (B)	247,617	232,835
Prime Mortgage Trust
Series 2004-CL1, Class 1A1, 6.00%, 02/25/2034	58,450	61,299
Prime Mortgage Trust, Principal Only STRIPS
Series 2004-CL1, Class 1, 02/25/2034	3,585	2,994
Provident Funding Mortgage Loan Trust
Series 2005-1, Class 2A1, 3.85% (A), 05/25/2035	74,375	73,113
RALI Trust
Series 2003-QS18, Class A1, 5.00%, 09/25/2018	1,602	1,602
RAMP Trust
Series 2004-SL2, Class A3, 7.00%, 10/25/2031	105,432	109,003
RBSSP Resecuritization Trust
Series 2009-1, Class 1A1, 6.50% (A), 02/26/2036 (B)	196,660	204,532

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 2.88% (A), 12/20/2034	$ 233,023	$ 229,619
Series 2004-11, Class A3,
1-Month LIBOR + 0.60%, 2.88% (A), 12/20/2034	110,099	108,170
Series 2004-12, Class A3,
6-Month LIBOR + 0.32%, 2.82% (A), 01/20/2035	104,006	96,914
Structured Asset Mortgage Investments II Trust
Series 2004-AR5, Class 1A1,
1-Month LIBOR + 0.66%, 2.94% (A), 10/19/2034	242,545	239,483
Structured Asset Securities Corp.
Series 2003-37A, Class 2A, 4.36% (A), 12/25/2033	55,893	56,272
Series 2004-4XS, Class 1A5, 5.23% (A), 02/25/2034	278,056	279,116
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-33H, Class 1A1, 5.50%, 10/25/2033	53,446	54,356
Series 2004-5H, Class A4, 5.54%, 12/25/2033	215,824	220,561
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1,
1-Month LIBOR + 0.64%, 2.92% (A), 09/25/2043	117,380	116,875
Series 2004-1, Class II2A, 2.76% (A), 03/25/2044	55,180	54,139
UBS-BAMLL Trust
Series 2012-WRM, Class A, 3.66%, 06/10/2030 (B)	1,000,000	990,613
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4, 3.53%, 05/10/2063	650,000	649,311
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS
Series 2012-C2, Class XA, 1.33% (A), 05/10/2063 (B)	4,299,054	168,270
V.M. Jog Engineering, Ltd.
Series 2017, Class A,
1-Month LIBOR + 4.60%, 6.56% (A), 12/15/2020	2,090,000	2,090,000
VNDO Mortgage Trust
Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (B)	1,000,000	977,836
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS
Series 2006-C24, Class XC, 0.08% (A), 03/15/2045 (B)	5,868,346	59
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR6, Class A1, 4.23% (A), 06/25/2033	203,406	205,797
Series 2003-AR7, Class A7, 4.14% (A), 08/25/2033	76,346	78,165

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates Trust (continued)
Series 2003-AR8, Class A, 4.23% (A), 08/25/2033	$ 32,838	$ 33,305
Series 2003-AR9, Class 1A6, 4.32% (A), 09/25/2033	151,513	155,297
Series 2003-S3, Class 1A4, 5.50%, 06/25/2033	173,897	178,204
Series 2003-S4, Class 2A10,
(2.75) * 1-Month LIBOR + 17.46%, 11.19% (A), 06/25/2033	7,076	7,452
Series 2003-S9, Class A8, 5.25%, 10/25/2033	92,126	93,538
Series 2004-AR3, Class A1, 3.96% (A), 06/25/2034	22,015	22,436
Series 2004-AR3, Class A2, 3.96% (A), 06/25/2034	226,436	230,766
Series 2004-CB2, Class 7A, 5.50%, 08/25/2019	9,974	10,041
Series 2004-CB3, Class 4A, 6.00%, 10/25/2019	19,708	20,017
Series 2004-S2, Class 2A4, 5.50%, 06/25/2034	196,676	205,049
Washington Mutual MSC Mortgage Pass-Through Certificates Trust
Series 2003-MS2, Class 1A1, 5.75%, 02/25/2033	28,026	28,335
Series 2004-RA2, Class 2A, 7.00%, 07/25/2033	60,409	65,111
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class A2, 2.82%, 08/15/2050	979,821	978,251
Series 2016-C35, Class A4, 2.93%, 07/15/2048	1,915,000	1,786,306
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-K, Class 1A1, 4.69% (A), 11/25/2033	10,722	10,909
Series 2004-4, Class A9, 5.50%, 05/25/2034	132,576	134,263
Series 2004-EE, Class 2A1, 4.44% (A), 12/25/2034	73,019	74,527
Series 2004-EE, Class 2A2, 4.44% (A), 12/25/2034	18,255	18,817
Series 2004-EE, Class 3A1, 4.52% (A), 12/25/2034	25,018	25,888
Series 2004-EE, Class 3A2, 4.52% (A), 12/25/2034	37,527	38,833
Series 2004-I, Class 1A1, 4.35% (A), 07/25/2034	405,938	416,162
Series 2004-P, Class 2A1, 4.64% (A), 09/25/2034	502,911	517,231
Series 2004-R, Class 2A1, 4.73% (A), 09/25/2034	203,588	210,488
Series 2004-U, Class A1, 4.42% (A), 10/25/2034	418,973	422,510
Series 2004-V, Class 1A1, 4.46% (A), 10/25/2034	48,576	49,439
Series 2004-V, Class 1A2, 4.46% (A), 10/25/2034	21,686	22,423

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued)
Series 2004-W, Class A9, 4.69% (A), 11/25/2034	$ 73,319	$ 75,220
Series 2005-AR3, Class 1A1, 4.43% (A), 03/25/2035	357,131	367,948
Series 2005-AR8, Class 2A1, 4.21% (A), 06/25/2035	119,299	122,468
Series 2005-AR9, Class 2A1, 4.68% (A), 10/25/2033	54,292	55,027
WFRBS Commercial Mortgage Trust
Series 2011-C3, Class A4, 4.38%, 03/15/2044 (B)	550,000	560,181

Total Mortgage-Backed Securities (Cost $33,404,533)		33,155,358

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
California - 0.1%
State of California, General Obligation Unlimited, 7.30%, 10/01/2039	520,000	706,597

New York - 0.1%
New York State Dormitory Authority, Revenue Bonds, 5.60%, 03/15/2040	280,000	325,665
Port Authority of New York & New Jersey, Revenue Bonds 4.46%, 10/01/2062	800,000	789,368
5.65%, 11/01/2040	655,000	774,662

		1,889,695

Ohio - 0.2%
American Municipal Power, Inc., Revenue Bonds,
Series B, 7.50%, 02/15/2050	640,000	873,056
Ohio State University, Revenue Bonds,
Series A, 4.80%, 06/01/2111	1,370,000	1,395,646

		2,268,702

Total Municipal Government Obligations (Cost $4,426,956)		4,864,994

U.S. GOVERNMENT AGENCY OBLIGATIONS - 31.4%
Federal Home Loan Mortgage Corp.
12-Month LIBOR + 1.64%, 3.39% (A), 11/01/2036	63,323	66,129
3.50%, 06/01/2042 - 07/15/2042	2,634,020	2,581,876
12-Month LIBOR + 1.59%, 3.58% (A), 12/01/2036	199,452	207,669
12-Month LIBOR + 1.70%, 3.58% (A), 02/01/2037	23,772	24,703
12-Month LIBOR + 1.91%, 3.66% (A), 04/01/2037	1,702	1,744
1-Year CMT + 2.25%, 3.70% (A), 01/01/2035	277,958	293,189
1-Year CMT + 2.24%, 3.75% (A), 11/01/2036	179,159	189,054
12-Month LIBOR + 2.05%, 3.80% (A), 11/01/2036	16,291	17,250

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
12-Month LIBOR + 1.70%, 3.80% (A), 06/01/2037	$ 22,753	$ 23,703
6-Month LIBOR + 1.52%, 3.98% (A), 05/01/2037	83,508	86,156
12-Month LIBOR + 1.89%, 3.99% (A), 05/01/2038	23,360	24,546
4.00%, 04/01/2043 - 01/01/2046	3,339,175	3,371,015
1-Year CMT + 2.25%, 4.00% (A), 02/01/2036	353,009	371,978
12-Month LIBOR + 1.67%, 4.02% (A), 12/01/2036	111,547	116,220
12-Month LIBOR + 2.05%, 4.03% (A), 05/01/2037	58,488	61,854
12-Month LIBOR + 1.98%, 4.08% (A), 04/01/2037	29,837	31,226
12-Month LIBOR + 2.22%, 4.10% (A), 03/01/2037	61,968	64,761
1-Year CMT + 2.25%, 4.13% (A), 07/01/2036	227,177	239,538
6-Month LIBOR + 1.70%, 4.20% (A), 10/01/2036	23,388	24,206
6-Month LIBOR + 2.01%, 4.35% (A), 05/01/2037	49,095	51,569
1-Year CMT + 2.43%, 4.43% (A), 12/01/2031	388,252	408,862
4.50%, 05/01/2041 - 07/01/2047	13,117,564	13,622,359
12-Month LIBOR + 2.18%, 4.56% (A), 05/01/2037	164,373	173,821
12-Month LIBOR + 1.81%, 4.56% (A), 09/01/2037	29,108	30,525
1-Year CMT + 2.36%, 4.63% (A), 10/01/2037	27,616	28,884
12-Month LIBOR + 2.33%, 4.69% (A), 05/01/2036	29,952	32,088
12-Month LIBOR + 2.47%, 4.77% (A), 03/01/2036	112,583	120,924
1-Year CMT + 2.65%, 4.85% (A), 10/01/2037	96,323	94,629
5.00%, 08/01/2040	335,860	354,671
5.50%, 02/01/2021 - 12/01/2035	735,261	766,876
6.00%, 12/01/2036 - 06/01/2037	212,269	227,656
6.50%, 05/01/2035 - 03/01/2038	1,025,582	1,135,649
7.50%, 02/01/2038 - 09/01/2038	48,009	52,820
10.00%, 03/17/2026 - 10/01/2030	37,459	38,842
11.00%, 02/17/2021	2,623	2,636
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 2.27%, 01/25/2023	2,500,000	2,387,265
2.31%, 12/25/2022	3,000,000	2,887,040
2.33%, 06/25/2021	2,100,000	2,052,493
2.60%, 09/25/2020	81,014	80,346
2.72%, 07/25/2026	1,456,000	1,373,582
2.74%, 09/25/2025	1,000,000	946,711
2.81%, 09/25/2024	4,140,000	4,013,843
2.84%, 09/25/2022	1,001,000	982,389
2.93%, 01/25/2023	1,435,300	1,415,342

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (continued)
1-Month LIBOR + 0.70%, 2.96% (A), 09/25/2022	$ 420,785	$ 421,444
3.12%, 06/25/2027	654,000	626,384
3.24%, 04/25/2027	1,097,000	1,058,939
3.33%, 05/25/2027	590,000	572,806
3.35%, 01/25/2028	1,595,000	1,547,133
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.40%, 2.50% (A), 07/15/2037	690,022	691,075
1-Month LIBOR + 0.25%, 2.53% (A), 08/15/2023	167,782	168,534
1-Month LIBOR + 0.30%, 2.58% (A), 03/15/2036	35,220	35,248
1-Month LIBOR + 0.40%, 2.68% (A), 02/15/2033	77,608	77,563
1-Month LIBOR + 1.20%, 3.48% (A), 07/15/2039	28,577	29,259
4.00%, 11/15/2041 - 07/15/2042	3,494,290	3,511,434
4.50%, 06/15/2025	2,000,000	2,067,493
5.00%, 07/15/2033 - 07/15/2041	9,129,091	9,680,599
5.30%, 01/15/2033	399,256	425,970
5.50%, 02/15/2022 - 01/15/2039	3,019,982	3,203,626
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (A), 05/15/2041	585,005	578,927
(3.67) * 1-Month LIBOR + 27.50%, 5.50% (A), 05/15/2041	698,227	734,209
(1.50) * 1-Month LIBOR + 9.08%, 5.69% (A), 11/15/2033	80,918	81,393
5.72% (A), 10/15/2038	215,904	232,098
6.00%, 05/15/2034 - 06/15/2038	1,639,951	1,795,576
6.25%, 10/15/2023	152,436	159,204
6.50%, 08/15/2021 - 06/15/2032	1,115,766	1,193,685
6.96% (A), 11/15/2021	54,978	55,676
7.00%, 12/15/2036	456,018	508,720
7.34% (A), 11/15/2046	632,192	709,993
7.50%, 11/15/2036 - 12/15/2036	540,076	613,096
(7.27) * 1-Month LIBOR + 48.00%, 8.00% (A), 06/15/2035	16,942	18,621
(3.33) * 1-Month LIBOR + 17.50%, 9.90% (A), 02/15/2040	412,038	459,288
(1.83) * 1-Month LIBOR + 14.85%, 10.67% (A), 06/15/2033	31,801	36,355
(2.50) * 1-Month LIBOR + 17.45%, 11.75% (A), 02/15/2038	13,997	15,272
(4.00) * 1-Month LIBOR + 22.00%, 12.88% (A), 05/15/2035	49,103	57,540
(3.00) * 1-Month LIBOR + 20.22%, 13.38% (A), 07/15/2035	28,550	32,409
(4.50) * 1-Month LIBOR + 24.75%, 14.49% (A), 06/15/2035	66,581	85,232
(2.60) * 1-Month LIBOR + 20.93%, 15.00% (A), 08/15/2031	40,990	51,848
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 1.53% (A), 01/15/2040	598,585	24,321
(1.00) * 1-Month LIBOR + 6.00%, 3.72% (A), 11/15/2037 - 10/15/2040	937,833	112,696

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS (continued)
(1.00) * 1-Month LIBOR + 6.05%, 3.77% (A), 05/15/2038	$ 151,731	$ 14,767
(1.00) * 1-Month LIBOR + 6.10%, 3.82% (A), 05/15/2039	75,582	3,581
(1.00) * 1-Month LIBOR + 6.25%, 3.97% (A), 12/15/2039	205,298	24,212
4.00%, 11/15/2029 - 10/15/2037	598,900	29,677
(1.00) * 1-Month LIBOR + 6.34%, 4.06% (A), 12/15/2039	558,839	60,911
(1.00) * 1-Month LIBOR + 6.40%, 4.12% (A), 01/15/2037	55,554	4,945
(1.00) * 1-Month LIBOR + 6.45%, 4.17% (A), 11/15/2037	26,546	2,471
4.50%, 12/15/2024 - 07/15/2037	43,848	639
(1.00) * 1-Month LIBOR + 6.80%, 4.52% (A), 09/15/2039	210,301	21,452
5.00%, 04/15/2032 - 08/15/2040	1,348,837	185,766
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 03/15/2019 - 12/15/2043	5,215,891	4,200,588
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates 3.24% (A), 10/25/2037	399,390	407,329
3.90% (A), 08/25/2028	1,720,000	1,730,868
5.23%, 05/25/2043	856,441	882,644
6.50%, 02/25/2043	281,701	314,720
6.50% (A), 09/25/2043	126,271	139,953
7.00%, 02/25/2043 - 07/25/2043	323,478	364,046
7.50%, 02/25/2042 - 09/25/2043	406,523	462,222
Federal Home Loan Mortgage Corp., Interest Only STRIPS
(1.00) * 1-Month LIBOR + 7.70%, 5.42% (A), 08/15/2036	395,476	62,367
Federal National Mortgage Association
Zero Coupon, 10/09/2019	4,865,000	4,738,615
2.03%, 08/01/2019	108,732	108,314
2.15%, 01/25/2023	2,500,000	2,385,682
2.37%, 04/01/2023	1,664,300	1,598,429
2.38%, 10/01/2026	1,500,000	1,379,336
2.43%, 08/01/2026	1,940,985	1,797,947
2.49% (A), 12/25/2026	2,200,000	2,021,268
2.49%, 05/01/2026 - 05/25/2026	3,000,000	2,775,981
1-Month LIBOR + 0.22%, 2.50% (A), 03/25/2045 - 02/25/2046	150,436	150,203
2.61%, 06/01/2026	1,012,000	945,816
2.63%, 03/01/2026	2,970,149	2,798,444
2.64%, 06/01/2026	2,477,000	2,319,990
2.67%, 04/01/2025	1,164,592	1,112,033
1-Month LIBOR + 0.40%, 2.68% (A), 05/25/2042	243,450	240,819
2.70%, 07/01/2026	1,276,000	1,195,305
2.80%, 10/01/2025 - 01/01/2028	15,086,033	14,448,688
1-Month LIBOR + 0.55%, 2.83% (A), 08/25/2042	889,060	897,789
2.90%, 06/25/2027	2,040,732	1,898,740
2.92%, 01/01/2025	2,510,000	2,428,167
2.93%, 06/01/2030	1,000,000	916,469

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
2.94% (A), 01/25/2026	$ 3,486,000	$ 3,334,863
2.94%, 12/01/2028	5,000,000	4,639,847
2.98%, 06/01/2027	1,715,000	1,623,448
2.99%, 08/01/2029	3,000,000	2,778,509
3.00%, 06/01/2043	1,306,523	1,246,691
3.02%, 07/01/2024 - 05/01/2030	13,258,633	12,501,710
3.04%, 06/01/2024 - 07/01/2029	6,906,485	6,504,981
3.04% (A), 03/25/2028	1,138,000	1,072,435
3.06% (A), 05/25/2027	1,700,000	1,613,800
3.08% (A), 06/25/2027	1,771,000	1,684,179
3.08%, 12/01/2024	1,903,137	1,860,109
3.09%, 09/01/2029	3,797,000	3,529,184
3.09% (A), 02/25/2030	815,000	758,199
1-Month LIBOR + 0.93%, 3.09% (A), 11/25/2022	812,939	820,169
3.11%, 03/01/2027	1,981,273	1,917,086
3.15%, 04/01/2031	3,234,743	3,125,605
3.17%, 02/01/2030	988,910	937,696
3.18% (A), 04/25/2029	1,419,000	1,336,016
3.21%, 03/01/2029	5,000,000	4,759,200
3.24%, 06/01/2026	928,639	910,031
3.28%, 11/01/2030	2,000,000	1,893,225
3.29%, 08/01/2026	2,000,000	1,961,311
3.32%, 04/01/2029	5,000,000	4,798,572
3.37%, 05/01/2037	944,637	892,384
3.38%, 12/01/2029	799,520	771,797
3.39% (A), 07/25/2028	2,032,000	1,965,843
3.45%, 04/01/2029	3,867,000	3,755,709
3.50%, 04/01/2043 - 01/01/2044	2,796,177	2,738,632
3.52%, 10/01/2029	818,609	805,320
12-Month LIBOR + 1.79%, 3.54% (A), 12/01/2036	38,754	40,742
3.57%, 07/01/2028	2,501,360	2,463,907
3.59%, 01/01/2031	953,995	930,817
12-Month LIBOR + 1.88%, 3.63% (A), 11/01/2036	29,034	30,565
12-Month LIBOR + 1.94%, 3.69% (A), 12/01/2036	52,020	54,489
3.73%, 05/01/2029	862,839	858,383
12-Month LIBOR + 1.68%, 3.76% (A), 04/01/2036	42,972	44,944
3.76%, 12/01/2035	1,920,581	1,899,901
6-Month LIBOR + 1.28%, 3.78% (A), 09/01/2036	36,220	37,093
12-Month LIBOR + 1.71%, 3.80% (A), 04/01/2037	23,239	24,327
6-Month LIBOR + 1.31%, 3.81% (A), 07/01/2037	90,527	92,825
3.82%, 07/01/2030	2,502,000	2,491,465
3.89%, 07/01/2021	5,798,346	5,872,245
3.90%, 09/01/2021	883,980	896,063
12-Month LIBOR + 1.67%, 3.91% (A), 10/01/2036	48,183	50,073
3.95%, 07/01/2021	6,767,444	6,863,948
3.97%, 12/01/2025	416,249	426,913
6-Month LIBOR + 1.50%, 3.98% (A), 02/01/2037	73,740	76,160
4.00%, 04/01/2020 - 06/01/2047	5,241,216	5,261,367

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
4.02%, 11/01/2028	$ 646,901	$ 662,834
6-Month LIBOR + 1.52%, 4.02% (A), 02/01/2037	29,209	30,187
12-Month LIBOR + 1.41%, 4.02% (A), 11/01/2037	47,415	48,962
4.05%, 01/01/2021	6,065,000	6,155,336
12-Month LIBOR + 1.46%, 4.21% (A), 09/01/2037	37,117	38,765
12-Month LIBOR + 1.84%, 4.22% (A), 05/01/2036	94,452	99,521
4.23%, 02/01/2029	4,073,341	4,151,605
4.25%, 04/01/2021	2,500,000	2,550,945
4.26%, 07/01/2021	2,420,271	2,473,738
12-Month LIBOR + 2.20%, 4.27% (A), 11/01/2036	9,283	9,780
1-Year CMT + 2.09%, 4.33% (A), 11/01/2037	99,507	104,439
4.34%, 06/01/2021	7,000,000	7,167,743
12-Month LIBOR + 1.62%, 4.37% (A), 09/01/2036	130,607	135,669
12-Month LIBOR + 1.68%, 4.41% (A), 07/01/2037	39,494	41,370
4.45%, 07/01/2026	1,343,221	1,412,070
4.50%, 08/01/2021	3,000,000	3,087,351
12-Month LIBOR + 1.87%, 4.50% (A), 07/01/2037	50,212	52,767
12-Month LIBOR + 1.75%, 4.50% (A), 08/01/2036	9,362	9,455
12-Month LIBOR + 2.38%, 4.54% (A), 03/01/2036	102,033	109,408
12-Month LIBOR + 1.82%, 4.55% (A), 06/01/2036	89,463	94,327
4.55%, 06/25/2043	113,158	115,807
12-Month LIBOR + 1.82%, 4.70% (A), 09/01/2036	18,261	19,150
6-Month LIBOR + 2.50%, 4.95% (A), 03/01/2036	214,325	229,089
5.00%, 04/01/2022 - 08/01/2040	881,894	929,791
12-Month LIBOR + 2.37%, 5.11% (A), 08/01/2037	28,685	30,424
5.50%, 11/01/2032 - 07/01/2037	1,471,240	1,570,532
6.00%, 03/01/2019 - 11/01/2037	2,751,005	2,920,970
6.50%, 06/01/2023 - 07/25/2042	1,728,597	1,883,996
7.00%, 12/25/2033 - 02/25/2044	1,250,592	1,396,475
7.50%, 10/01/2037 - 12/25/2045	742,451	830,167
8.00%, 10/01/2031	63,112	68,774
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.25%, 2.47% (A), 06/27/2036	195,547	191,925
1-Month LIBOR + 0.24%, 2.52% (A), 10/25/2046	139,538	139,275
1-Month LIBOR + 0.29%, 2.57% (A), 07/25/2036	128,083	127,847
1-Month LIBOR + 0.40%, 2.68% (A), 06/25/2037	33,516	33,700
1-Month LIBOR + 0.55%, 2.83% (A), 08/25/2041	380,652	384,821

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
1-Month LIBOR + 0.60%, 2.88% (A), 04/25/2040	$ 304,161	$ 306,291
3.00%, 01/25/2046	900,834	873,047
3.50%, 02/25/2043	1,107,538	1,095,782
4.28% (A), 12/25/2039	203,586	217,544
4.50%, 02/25/2039 - 05/25/2041	1,275,007	1,324,524
5.50%, 08/25/2025 - 10/25/2040	7,607,103	8,149,426
5.61% (G), 01/25/2032	65,702	67,250
5.75% (A), 05/25/2051	244,958	261,914
5.75%, 08/25/2034	1,000,000	1,069,596
5.91% (A), 12/25/2042	119,195	128,168
5.98% (A), 06/25/2040	172,708	187,074
6.00%, 03/25/2029 - 12/25/2049	2,455,349	2,646,195
6.22% (A), 02/25/2040	214,418	234,961
6.25%, 09/25/2038	32,294	34,705
6.44% (A), 03/25/2040	265,848	295,500
6.50%, 04/18/2028 - 11/25/2041	822,662	899,775
6.75%, 04/25/2037	63,382	68,419
7.00%, 03/25/2038 - 11/25/2041	1,933,907	2,140,872
7.50%, 05/17/2024	91,683	97,974
8.00%, 02/25/2023	349,130	371,788
(2.00) * 1-Month LIBOR + 12.66%, 8.10% (A), 03/25/2040	274,105	289,062
(3.33) * 1-Month LIBOR + 17.67%, 10.06% (A), 04/25/2040	215,549	253,662
(2.50) * 1-Month LIBOR + 16.88%, 11.17% (A), 08/25/2035 - 10/25/2035	76,040	87,664
(2.75) * 1-Month LIBOR + 17.88%, 11.60% (A), 09/25/2024	102,589	110,790
(2.00) * 1-Month LIBOR + 16.20%, 11.64% (A), 01/25/2034	19,540	21,055
(2.75) * 1-Month LIBOR + 19.53%, 13.25% (A), 05/25/2034	124,298	156,385
(2.75) * 1-Month LIBOR + 20.13%, 13.86% (A), 05/25/2035	164,568	187,883
(3.33) * 1-Month LIBOR + 22.67%, 15.06% (A), 04/25/2037	70,703	88,814
(3.67) * 1-Month LIBOR + 24.57%, 16.20% (A), 11/25/2035	79,418	99,912
Federal National Mortgage Association REMIC, Interest Only STRIPS 1.35% (A), 04/25/2041	388,218	17,970
1.42% (A), 01/25/2038	80,972	2,855
(1.00) * 1-Month LIBOR + 4.44%, 2.16% (A), 11/25/2040	990,297	48,622
(1.00) * 1-Month LIBOR + 5.00%, 2.72% (A), 07/25/2040	1,019,099	97,605
3.00%, 01/25/2021	260,837	7,037
(1.00) * 1-Month LIBOR + 5.90%, 3.62% (A), 10/25/2039	42,576	3,984
(1.00) * 1-Month LIBOR + 6.00%, 3.72% (A), 02/25/2038 - 06/25/2039	738,257	59,639
(1.00) * 1-Month LIBOR + 6.18%, 3.90% (A), 12/25/2039	14,721	1,357
(1.00) * 1-Month LIBOR + 6.25%, 3.97% (A), 01/25/2040	286,539	32,604
(1.00) * 1-Month LIBOR + 6.35%, 4.07% (A), 12/25/2037	528,313	52,798

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC, Interest Only STRIPS (continued)
(1.00) * 1-Month LIBOR + 6.40%, 4.12% (A), 07/25/2037 - 05/25/2040	$ 723,063	$ 90,577
(1.00) * 1-Month LIBOR + 6.42%, 4.14% (A), 04/25/2040	117,160	12,958
(1.00) * 1-Month LIBOR + 6.45%, 4.17% (A), 10/25/2037 - 12/25/2037	321,955	38,029
(1.00) * 1-Month LIBOR + 6.62%, 4.34% (A), 07/25/2037	151,505	15,970
(1.00) * 1-Month LIBOR + 6.65%, 4.37% (A), 10/25/2026 - 03/25/2039	627,759	60,004
(1.00) * 1-Month LIBOR + 6.70%, 4.42% (A), 03/25/2036	1,180,242	184,587
(1.00) * 1-Month LIBOR + 6.99%, 4.71% (A), 03/25/2038	155,793	22,218
(1.00) * 1-Month LIBOR + 7.10%, 4.82% (A), 02/25/2040	128,176	11,185
5.00%, 07/25/2039	83,277	19,274
5.50%, 10/25/2039	118,773	23,020
Federal National Mortgage Association REMIC, Principal Only STRIPS 10/25/2023 - 12/25/2043	3,391,842	2,886,402
Federal National Mortgage Association, Principal Only STRIPS 09/25/2024 - 08/25/2032	459,833	414,966
FREMF Mortgage Trust 3.58% (A), 11/25/2049 (B)	920,000	870,473
3.68% (A), 01/25/2048 (B)	1,405,000	1,315,302
3.68% (A), 01/25/2048 (B)	4,355,000	4,222,313
3.83% (A), 11/25/2047 (B)	2,000,000	1,888,138
3.84% (A), 07/25/2049 (B)	750,000	745,489
4.07% (A), 11/25/2047 (B)	853,000	831,715
Government National Mortgage Association
1-Month LIBOR + 0.45%, 2.56% (A), 03/20/2060	9,790	9,779
1-Month LIBOR + 0.47%, 2.58% (A), 05/20/2063	1,653,192	1,654,660
1-Month LIBOR + 0.50%, 2.61% (A), 06/20/2067	2,276,459	2,283,307
1-Month LIBOR + 0.52%, 2.63% (A), 10/20/2062	1,365,571	1,368,339
1-Month LIBOR + 0.53%, 2.64% (A), 10/20/2062	1,210,688	1,219,258
1-Month LIBOR + 0.58%, 2.69% (A), 05/20/2066	1,464,489	1,467,275
1-Month LIBOR + 0.60%, 2.71% (A), 11/20/2065	2,861,476	2,882,487
1-Month LIBOR + 0.65%, 2.76% (A), 05/20/2061 - 01/20/2066	6,034,072	6,081,499
1-Month LIBOR + 0.70%, 2.81% (A), 05/20/2061 - 03/20/2066	5,090,006	5,136,675
1-Month LIBOR + 1.00%, 3.11% (A), 12/20/2066	795,383	813,064
4.50%, 11/20/2034	934,197	977,581
(1.15) * 1-Month LIBOR + 7.67%, 5.03% (A), 03/17/2033	10,612	10,612
5.50%, 01/16/2033 - 09/20/2039	3,912,965	4,200,540
5.75%, 02/20/2036 - 10/20/2037	639,010	674,625

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
5.82% (A), 10/20/2033	$ 238,520	$ 258,948
6.00%, 11/20/2033 - 08/20/2038	896,246	971,445
6.13%, 06/16/2031	1,584,000	1,700,502
6.50%, 12/20/2031 - 12/15/2035	1,003,271	1,105,939
7.00%, 09/15/2031 - 10/16/2040	924,211	1,013,959
(6.25) * 1-Month LIBOR + 44.50%, 7.00% (A), 09/20/2034	13,432	13,974
7.50%, 09/16/2035 - 10/15/2037	167,520	188,462
(1.83) * 1-Month LIBOR + 14.70%, 10.52% (A), 11/17/2032	21,579	22,659
(2.92) * 1-Month LIBOR + 17.50%, 10.85% (A), 02/20/2034	52,294	58,650
(3.50) * 1-Month LIBOR + 23.28%, 15.30% (A), 04/20/2037	140,564	171,761
Government National Mortgage Association, Interest Only STRIPS 1.61% (A), 06/20/2067	4,857,104	490,688
(1.00) * 1-Month LIBOR + 5.83%, 3.55% (A), 02/20/2038	71,201	6,974
(1.00) * 1-Month LIBOR + 5.90%, 3.62% (A), 09/20/2038	460,973	42,106
(1.00) * 1-Month LIBOR + 5.95%, 3.67% (A), 02/20/2039 - 06/20/2039	185,986	16,578
(1.00) * 1-Month LIBOR + 6.00%, 3.72% (A), 02/20/2038	761,897	79,071
(1.00) * 1-Month LIBOR + 6.04%, 3.76% (A), 02/20/2039	61,348	4,679
(1.00) * 1-Month LIBOR + 6.05%, 3.77% (A), 08/16/2039	284,196	26,359
(1.00) * 1-Month LIBOR + 6.09%, 3.81% (A), 09/20/2039	449,362	39,754
(1.00) * 1-Month LIBOR + 6.10%, 3.82% (A), 11/20/2034 - 07/16/2039	661,213	63,296
(1.00) * 1-Month LIBOR + 6.15%, 3.87% (A), 07/20/2038	546,579	67,064
(1.00) * 1-Month LIBOR + 6.20%, 3.92% (A), 03/20/2037 - 06/20/2038	193,897	19,581
4.00%, 09/16/2037	78,585	254
(1.00) * 1-Month LIBOR + 6.30%, 4.02% (A), 03/20/2039	15,661	263
(1.00) * 1-Month LIBOR + 6.40%, 4.12% (A), 12/20/2038 - 11/16/2039	486,724	39,963
(1.00) * 1-Month LIBOR + 6.55%, 4.27% (A), 11/16/2033 - 11/20/2037	126,627	12,889
(1.00) * 1-Month LIBOR + 6.60%, 4.32% (A), 05/20/2041	307,542	40,130
(1.00) * 1-Month LIBOR + 6.68%, 4.40% (A), 07/20/2037	289,749	32,496
(1.00) * 1-Month LIBOR + 6.70%, 4.42% (A), 06/20/2037	549,005	69,007
(1.00) * 1-Month LIBOR + 7.30%, 5.02% (A), 12/20/2038	303,486	37,079
(1.00) * 1-Month LIBOR + 7.60%, 5.32% (A), 09/20/2038	35,540	4,620
(1.00) * 1-Month LIBOR + 7.70%, 5.42% (A), 04/16/2038	28,176	3,964
6.50%, 03/20/2039	41,205	9,152

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Principal Only STRIPS 12/20/2032 - 12/20/2040	$ 1,165,371	$ 975,108
Government Trust Certificate
Series 2001-Z,
Zero Coupon, 04/01/2020	10,890,000	10,439,972
National Credit Union Administration Guaranteed Notes Trust
Series 2010-R3, Class 3A, 2.40%, 12/08/2020	54,401	54,174
Residual Funding Corp., Principal Only STRIPS 10/15/2019 - 01/15/2030	6,755,000	5,884,066
Resolution Funding Corp., Principal Only STRIPS 01/15/2026 - 10/15/2027	170,000	129,193
Tennessee Valley Authority 4.25%, 09/15/2065	365,000	384,540
4.63%, 09/15/2060 (F)	451,000	508,453
5.88%, 04/01/2036	2,565,000	3,210,313
Tennessee Valley Authority, Principal Only STRIPS 05/01/2019 - 05/01/2030	3,800,000	2,896,795
Vendee Mortgage Trust 6.75%, 06/15/2028	264,268	287,005
7.25%, 02/15/2023	269,724	287,536

Total U.S. Government Agency Obligations (Cost $384,438,616)		368,277,536

U.S. GOVERNMENT OBLIGATIONS - 23.9%
U.S. Treasury - 23.2%
U.S. Treasury Bond 2.50%, 02/15/2045	2,300,000	1,938,559
2.75%, 08/15/2042	48,000	42,932
2.88%, 08/15/2045	2,000,000	1,813,828
3.00%, 02/15/2048	430,000	397,632
3.13%, 02/15/2043 - 05/15/2048	5,609,000	5,344,285
3.38%, 05/15/2044	3,000,000	2,987,227
3.50%, 02/15/2039	2,700,000	2,772,984
3.63%, 08/15/2043 - 02/15/2044	10,190,000	10,574,159
3.75%, 11/15/2043	20,490,000	21,696,989
3.88%, 08/15/2040	5,000,000	5,397,852
4.25%, 05/15/2039	1,100,000	1,250,605
4.38%, 02/15/2038 - 05/15/2041	3,345,000	3,866,403
4.50%, 02/15/2036 - 08/15/2039	3,796,000	4,432,257
5.38%, 02/15/2031	29,000	35,388
U.S. Treasury Bond, Principal Only STRIPS 08/15/2020 - 11/15/2041	115,075,000	86,259,756
U.S. Treasury Note 1.50%, 02/28/2023 - 08/15/2026	5,142,000	4,826,861
1.63%, 11/30/2020 - 02/15/2026	11,088,400	10,535,401
1.75%, 02/28/2022 - 05/15/2023	21,090,000	20,184,878
1.88%, 08/31/2022 - 08/31/2024	4,398,000	4,215,107
2.00%, 10/31/2021 - 11/15/2026	15,715,800	15,224,297
2.13%, 01/31/2021 - 03/31/2024	10,279,000	9,867,980
2.25%, 11/15/2024 - 02/15/2027	4,155,000	3,958,010
2.38%, 08/15/2024	18,000,000	17,366,484
2.50%, 08/15/2023 - 05/15/2024	10,148,000	9,926,869

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
2.63%, 05/15/2021	$ 2,663,600	$ 2,644,455
2.75%, 05/31/2023 - 02/15/2024	16,609,000	16,410,945
2.88%, 05/31/2025 - 05/15/2028	7,961,300	7,805,058

		271,777,201

U.S. Treasury Inflation-Protected Securities - 0.7%
U.S. Treasury Inflation-Indexed Bond 2.50%, 01/15/2029	2,935,975	3,316,199
U.S. Treasury Inflation-Indexed Note 0.13%, 04/15/2019 - 01/15/2022	4,099,304	3,997,039
1.38%, 01/15/2020	1,414,346	1,417,955

		8,731,193

Total U.S. Government Obligations (Cost $290,067,741)		280,508,394

	Shares	Value
OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (J)	5,069,965	5,069,965

Total Other Investment Company (Cost $5,069,965)		5,069,965

	Principal	Value
REPURCHASE AGREEMENT - 0.9%

Fixed Income Clearing Corp., 1.25% (J), dated 10/31/2018, to be repurchased at $10,377,309 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $10,585,839.

	$ 10,376,948	$ 10,376,948

Total Repurchase Agreement (Cost $10,376,948)		10,376,948

Total Investments (Cost $1,210,641,119)		1,173,890,656
Net Other Assets (Liabilities) - (0.1)%		(1,609,484)

Net Assets - 100.0%		$ 1,172,281,172

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (L)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$170,674,128	$—	$170,674,128
Corporate Debt Securities	—	293,094,201	21,472	293,115,673
Foreign Government Obligations	—	7,847,660	—	7,847,660
Mortgage-Backed Securities	—	33,155,358	—	33,155,358
Municipal Government Obligations	—	4,864,994	—	4,864,994
U.S. Government Agency Obligations	—	368,277,536	—	368,277,536
U.S. Government Obligations	—	280,508,394	—	280,508,394
Other Investment Company	5,069,965	—	—	5,069,965
Repurchase Agreement	—	10,376,948	—	10,376,948

Total Investments	$5,069,965	$1,168,799,219	$21,472	$1,173,890,656

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $226,868,733, representing 19.4% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Illiquid security. At October 31, 2018, the value of such securities amounted to $14,185,332 or 1.2% of the Fund’s net assets.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2018, the total value of securities is $1,083,585, representing 0.1% of the Fund’s net assets.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,965,888. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2018; the maturity dates disclosed are the ultimate maturity dates.
(H)	Security is Level 3 of the fair value hierarchy.
(I)	Perpetual maturity. The date displayed is the next call date.
(J)	Rates disclosed reflect the yields at October 31, 2018.
(K)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Global Real Estate Securities

(unaudited)

MARKET ENVIRONMENT

Global real estate stocks were essentially flat over the past 12-month period ended October 31, 2018, down approximately a half of a percent, which was lower than the returns delivered by global stocks but ahead of the negative total return delivered by global bonds. Concern regarding higher interest rates in the U.S. was the primary overhang to investment returns despite continued improvement in both economic growth and property company fundamentals. The Americas region delivered the best performance, as both Canada and the U.S. generated positive total return. Europe and the Asia-Pacific region delivered a negative total return. In Europe, returns on the continent were flat, while returns were negative in the U.K. as uncertainty over Great Britain’s vote to leave the European Union weighed on investor sentiment. In the Asia-Pacific region, Australia and Japan were both flat for the period, while Hong Kong and Singapore were both down over -10% as the result of continued geopolitical tensions regarding trade and tariffs.

Economic growth continued with modest pressure on inflation in an economic expansion, which continued to have durability at this point of an extended cycle. Consistent with this growth, monetary policy tightened in certain markets, including the U.S., U.K. and Canada, but remained more accommodative elsewhere. We expect the U.S. Federal Reserve to tighten monetary policy further in response to continued favorable economic growth. We believe real estate stocks remain attractively priced relative to private real estate and competing asset classes.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Global Real Estate Securities (Class I2) returned -3.76%. By comparison, its benchmark, the S&P Developed Property Index, returned -0.46%.

STRATEGY REVIEW

Offering a global strategy for real estate securities’ investors in the U.S., the Fund seeks to own attractively-priced companies that own property in markets with favorable underlying real-estate fundamentals. The global universe of public real estate companies is approximately three times the size of the U.S. public company universe; thus, it offers additional choices and diversification opportunities.

The Fund trailed the benchmark during the period as the result of sub-par stock selection and sector allocation decisions. The value added by positive stock selection and sector allocation in Europe was more than offset by stock selection and sector allocation in the Americas and Asia-Pacific regions.

Stock selection in the U.S. accounted for three-quarters of the relative shortfall during the period, primarily due to stock selection in the office, residential, hotel and health-care sectors. This overshadowed the value added from positive sector allocation in the U.S., which was largely driven by an overweight in the outperforming mall sector.

In the Asia-Pacific region, stock selection in Hong Kong and Australia detracted from relative performance. Positioning in Europe, both on the continent and in the U.K., contributed to relative performance from both a stock selection and sector allocation perspective.

Steven D. Burton, CFA

T. Ritson Ferguson, CFA

Joseph P. Smith, CFA

Co-Portfolio Managers

CBRE Clarion Securities LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	100.3%
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Global Real Estate Securities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	(3.76)%	2.40%	7.39%	11/15/2005
S&P Developed Property Index (A)	(0.46)%	5.14%	10.47%

(A) The S&P Developed Property Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in real estate securities and real estate investment trusts (“REITs”) involve special risks, such as the possible decline in value of real estate, extended vacancies, and uninsured damages from natural disasters. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2018

Transamerica Global Real Estate Securities

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 100.3%
Australia - 4.8%
Dexus, REIT	30,517	$ 220,495
Goodman Group, REIT	15,323	112,615
LendLease Group	26,224	327,500
Mirvac Group, REIT	267,214	411,038

		1,071,648

Belgium - 0.7%
Warehouses de Pauw CVA, REIT	1,199	155,497

Canada - 0.6%
First Capital Realty, Inc.	9,300	138,746

Germany - 5.8%
ADO Properties SA (A)	1,984	117,020
Deutsche EuroShop AG	3,948	122,510
Grand City Properties SA	7,396	178,804
LEG Immobilien AG	4,518	493,858
Vonovia SE	8,121	371,101

		1,283,293

Hong Kong - 9.4%
China Overseas Land & Investment, Ltd.	38,000	119,466
China Resources Land, Ltd.	34,000	115,641
CK Asset Holdings, Ltd.	78,227	509,081
Henderson Land Development Co., Ltd.	81,000	377,790
Hongkong Land Holdings, Ltd.	22,748	134,713
Link REIT	31,000	275,500
Wharf Real Estate Investment Co., Ltd.	42,418	263,591
Wheelock & Co., Ltd.	54,000	288,685

		2,084,467

Ireland - 0.7%
Green REIT PLC	50,467	83,341
Hibernia REIT PLC	51,444	80,993

		164,334

Japan - 13.9%
AEON REIT Investment Corp.	111	122,259
Fukuoka REIT Corp.	86	129,820
Hulic Co., Ltd.	37,500	343,148
Invincible Investment Corp., REIT	192	79,526
Japan Hotel REIT Investment Corp.	412	293,098
LaSalle Logiport REIT	139	127,997
Mitsui Fudosan Co., Ltd.	46,212	1,040,797
Mori Hills REIT Investment Corp.	204	252,329
Nomura Real Estate Holdings, Inc.	9,885	185,689
Orix JREIT, Inc.	209	319,729
Tokyo Tatemono Co., Ltd.	17,900	192,517

		3,086,909

Norway - 0.5%
Entra ASA (A)	8,870	120,023

Singapore - 3.3%
CapitaLand Commercial Trust, REIT	77,100	96,340
CapitaLand, Ltd.	199,918	454,111
Mapletree Logistics Trust, REIT	213,600	186,669

		737,120

Spain - 1.5%
Merlin Properties Socimi SA, REIT	26,251	328,927

Sweden - 3.5%
Castellum AB	18,095	311,917
Fabege AB	20,127	257,009

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Kungsleden AB	12,947	$ 90,501
Wihlborgs Fastigheter AB	9,734	109,820

		769,247

United Kingdom - 4.2%
Big Yellow Group PLC, REIT	10,987	120,966
Hammerson PLC, REIT	25,124	140,267
Land Securities Group PLC, REIT	18,932	205,944
Safestore Holdings PLC, REIT	15,017	102,538
Tritax Big Box REIT PLC	74,550	136,103
UNITE Group PLC, REIT	18,618	202,716
Workspace Group PLC, REIT	1,293	15,848

		924,382

United States - 51.4%
Alexandria Real Estate Equities, Inc., REIT	3,372	412,160
AvalonBay Communities, Inc., REIT	2,930	513,863
Brixmor Property Group, Inc., REIT	19,701	319,156
Columbia Property Trust, Inc., REIT	9,146	205,328
CoreCivic, Inc., REIT	6,385	143,407
Cousins Properties, Inc., REIT	27,150	225,617
Crown Castle International Corp., REIT	1,479	160,827
CubeSmart, REIT	12,291	356,193
CyrusOne, Inc., REIT	6,909	367,766
DiamondRock Hospitality Co., REIT	9,466	98,920
Douglas Emmett, Inc., REIT	10,706	387,450
Duke Realty Corp., REIT	8,461	233,270
Equinix, Inc., REIT	1,092	413,584
Equity Residential, REIT	11,180	726,253
Essex Property Trust, Inc., REIT	757	189,841
Extra Space Storage, Inc., REIT	5,788	521,267
Healthcare Trust of America, Inc., Class A, REIT	13,013	341,721
Hilton Worldwide Holdings, Inc.	3,033	215,859
Hudson Pacific Properties, Inc., REIT	10,278	311,423
Invitation Homes, Inc., REIT	16,893	369,619
JBG SMITH Properties, REIT	2,833	106,181
Macerich Co., REIT	4,993	257,739
MGM Growth Properties LLC, Class A, REIT	4,756	134,547
Piedmont Office Realty Trust, Inc., Class A, REIT	10,011	180,398
Prologis, Inc., REIT	11,812	761,520
Regency Centers Corp., REIT	5,274	334,161
Simon Property Group, Inc., REIT	5,782	1,061,113
STORE Capital Corp., REIT	12,848	372,977
Sun Communities, Inc., REIT	3,452	346,822
Taubman Centers, Inc., REIT	4,729	260,142
VEREIT, Inc.	44,501	326,192
VICI Properties, Inc., REIT	5,526	119,306
Welltower, Inc., REIT	9,806	647,882

		11,422,504

Total Common Stocks (Cost $21,677,666)		22,287,097

Total Investments (Cost $21,677,666)		22,287,097
Net Other Assets (Liabilities) - (0.3)%		(72,700)

Net Assets - 100.0%		$ 22,214,397

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Global Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Equity Real Estate Investment Trusts	69.1%	$15,407,200
Real Estate Management & Development	29.9	6,664,038
Hotels, Restaurants & Leisure	1.0	215,859

Investments, at Value	100.0	22,287,097

Total Investments	100.0%	$22,287,097

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$11,561,250	$10,725,847	$—	$22,287,097

Total Investments	$11,561,250	$10,725,847	$—	$22,287,097

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $237,043, representing 1.1% of the Fund’s net assets.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica International Value

(unaudited)

MARKET ENVIRONMENT

From the Fund’s inception on August 31, 2018 until October 31, 2018, international equities declined in U.S. dollar terms with the MSCI ACWI ex-U.S. Index falling -8.24%. Concerns about trade disputes, interest rates and the outcome of Brexit weighed on investor sentiment. Japan was the top-performing region though it generated a negative return of -4.80%. Asia ex-Japan, down -9.06%, was the worst-performing region. Sector performance was mixed. Utilities and energy led the index but were down -3.41% and -3.36%, respectively. Information technology and consumer discretionary were the worst-performing sectors, down -12.50% and -10.18%, respectively.

PERFORMANCE

For the period from August 31, 2018 through year ended October 31, 2018, Transamerica International Value (Class I2) returned -8.50%. By comparison, its benchmark, the MSCI ACWI ex-U.S. Index, returned -8.24%.

STRATEGY REVIEW

The Fund modestly underperformed its benchmark over the two months due in part to its holdings in Europe, including ArcelorMittal. Shares of world’s largest steel company were impacted by rising negative sentiment about the future of the global economy. Our holdings in emerging markets were the top regional contributor. Banco do Brasil SA led the group. Shares of many Brazilian companies benefited as it became more likely a business-friendly candidate, Jair Bolsonaro, would win the country’s presidential election.

Basic materials stocks were the biggest drag on relative performance. Ireland-based packaging company Smurfit Kappa Group PLC joined ArcelorMittal among notable detractors. Both were held back by investor concerns about how more cyclical companies would perform in a slowing economy. Our information technology holdings, led lower by Flex, Ltd., also detracted from performance. The Singapore-based contract manufacturer disappointed investors when it ended a relationship with Nike, Inc.

Our holdings and underweight in consumer discretionary were the largest relative sector contributors. A recent purchase, Alibaba Group Holding, Ltd., ADR, was the top sector contributor. The Chinese internet company sold off with peers prior to our initial purchase, giving us an opportunity to acquire a company with good business fundamentals and strong growth potential at an attractive price. Our consumer staples holdings were also positive contributors. Nestle SA led this group thanks to its traditionally defensive nature during a period of market decline.

Brandon H. Harrell, CFA

Mark S. Tyler, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.2%
Preferred Stock	1.5
Other Investment Company	1.1
Net Other Assets (Liabilities)	0.2
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica International Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	10 Years or Since Inception Date of Class		Inception Date
Class I2 (NAV)	(8.50	)%(A)	08/31/2018
MSCI ACWI ex-U.S. Index (B)	(8.24	)%(A)

(A) Not annualized.

(B) The MSCI ACWI ex-U.S. Index captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Transamerica Funds	Annual Report 2018

Transamerica International Value

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 97.2%
Australia - 3.6%
Challenger, Ltd.	7,380	$ 53,747
Macquarie Group, Ltd.	973	81,141
Qantas Airways, Ltd.	16,230	63,001
Santos, Ltd.	28,808	135,212

		333,101

Belgium - 0.8%
KBC Group NV	1,074	74,016

Brazil - 2.1%
Banco do Brasil SA	6,400	73,519
BR Properties SA	17,900	37,565
Embraer SA	5,000	28,120
Localiza Rent a Car SA	2,900	22,404
Qualicorp Consultoria e Corretora de Seguros SA	7,400	28,634

		190,242

Canada - 5.8%
Canadian Imperial Bank of Commerce	800	69,083
Canadian National Railway Co.	1,200	102,585
Celestica, Inc. (A)	5,500	57,070
Entertainment One, Ltd.	5,115	26,737
Fairfax Financial Holdings, Ltd.	200	97,186
Fairfax India Holdings Corp. (A) (B)	2,500	31,725
Power Financial Corp.	2,800	60,299
Suncor Energy, Inc.	1,700	57,026
Transcontinental, Inc., Class A	1,500	24,691

		526,402

China - 5.4%
Agricultural Bank of China, Ltd., H Shares	123,000	54,142
Alibaba Group Holding, Ltd., ADR (A)	530	75,408
Baidu, Inc., ADR (A)	207	39,343
China Construction Bank Corp., Class H	101,000	80,148
China Petroleum & Chemical Corp., A Shares	49,500	44,775
JD.com, Inc., ADR (A)	1,995	46,922
Minth Group, Ltd.	8,000	25,993
Tencent Holdings, Ltd.	3,100	106,204
Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co., H Shares (B)	7,500	18,372

		491,307

Czech Republic - 0.4%
Komercni banka as	997	37,835

Denmark - 1.6%
AP Moller - Maersk A/S, Class B	113	142,630

Egypt - 0.1%
ElSewedy Electric Co.	13,030	10,943

France - 5.3%
Airbus SE	649	71,724
Arkema SA	892	93,583
Engie SA (C)	5,274	70,077
Peugeot SA	3,976	94,513
Veolia Environnement SA	3,965	79,020
Vivendi SA	3,164	76,310

		485,227

Germany - 7.3%
Allianz SE	334	69,579
Bayer AG	876	67,148
Deutsche Boerse AG	539	68,115

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Fresenius SE & Co. KGaA	510	$ 32,413
Infineon Technologies AG	3,976	79,667
LANXESS AG	660	40,852
Merck KGaA	740	79,182
SAP SE	649	69,491
Siemens AG	730	83,911
TUI AG	4,452	73,578

		663,936

Greece - 0.2%
OPAP SA	2,411	22,651

Hong Kong - 4.0%
China Mobile, Ltd.	7,500	70,259
CK Hutchison Holdings, Ltd.	5,500	55,397
Guangdong Investment, Ltd.	38,607	69,117
Haier Electronics Group Co., Ltd. (A)	16,000	33,600
SITC International Holdings Co., Ltd.	38,000	27,919
Swire Pacific, Ltd., Class A	3,500	36,360
Swire Pacific, Ltd., Class B	25,000	40,352
WH Group, Ltd. (B)	45,500	31,953

		364,957

India - 1.1%
Infosys, Ltd., ADR	5,200	49,244
Vedanta, Ltd., ADR	4,588	51,110

		100,354

Indonesia - 0.3%
AKR Corporindo Tbk PT	124,300	28,307

Ireland - 3.0%
AIB Group PLC	9,835	47,418
DCC PLC	1,136	97,367
Ryanair Holdings PLC, ADR (A)	568	47,030
Smurfit Kappa Group PLC	2,677	87,031

		278,846

Italy - 3.0%
Azimut Holding SpA (C)	4,968	61,169
Eni SpA	6,842	121,512
Mediobanca Banca di Credito Finanziario SpA	5,193	45,479
Prysmian SpA	2,207	42,875

		271,035

Japan - 16.7%
Aisin Seiki Co., Ltd.	1,500	58,667
Astellas Pharma, Inc.	5,100	78,796
Bridgestone Corp.	1,300	50,127
Daiwa Securities Group, Inc.	13,100	75,125
FANUC Corp.	200	34,793
Hitachi, Ltd.	1,600	48,912
JXTG Holdings, Inc.	32,200	217,575
Kuraray Co., Ltd.	4,800	65,930
MS&AD Insurance Group Holdings, Inc.	3,000	90,112
Nippon Telegraph & Telephone Corp.	1,600	65,982
ORIX Corp.	4,600	74,939
Seven & i Holdings Co., Ltd.	1,600	69,280
Shimadzu Corp.	2,700	68,237
SoftBank Group Corp.	700	55,397
Sony Corp.	2,300	124,469
Square Enix Holdings Co., Ltd.	1,500	53,762

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica International Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Sumitomo Mitsui Financial Group, Inc.	3,000	$ 116,805
Toshiba Corp. (A)	4,000	119,890
Trend Micro, Inc.	1,000	57,566

		1,526,364

Luxembourg - 1.6%
ArcelorMittal	6,005	149,843

Malaysia - 0.3%
Sime Darby Property Bhd.	117,300	27,400

Mexico - 0.9%
Alpek SAB de CV (A)	15,300	20,299
Arca Continental SAB de CV	5,100	25,609
Grupo Aeroportuario del Centro Norte SAB de CV	7,200	37,710

		83,618

Netherlands - 2.9%
ASML Holding NV	100	17,224
Heineken NV	1,300	116,957
Koninklijke Philips NV	2,109	78,657
NXP Semiconductors NV	745	55,868

		268,706

Norway - 0.5%
Marine Harvest ASA	1,866	45,176

Philippines - 0.4%
International Container Terminal Services, Inc.	24,360	41,203

Republic of Korea - 2.2%
Com2uSCorp	282	31,906
Hana Financial Group, Inc.	1,413	47,598
Korean Reinsurance Co.	2,020	17,202
NCSoft Corp.	99	37,418
POSCO	282	64,548

		198,672

Republic of South Africa - 0.7%
Naspers, Ltd., N Shares	349	61,215

Russian Federation - 1.5%
LUKOIL PJSC, ADR	831	62,026
PhosAgro PJSC, GDR (D)	2,958	38,750
Sberbank of Russia PJSC, ADR	3,204	37,454

		138,230

Singapore - 1.1%
DBS Group Holdings, Ltd.	6,000	101,805

Spain - 0.3%
Siemens Gamesa Renewable Energy SA (A) (C)	2,434	26,957

Sweden - 0.7%
Loomis AB, Class B	1,947	60,201

Switzerland - 5.9%
Nestle SA	2,464	208,018
Novartis AG	1,967	172,254
Pargesa Holding SA	892	65,482
UBS Group AG (A)	4,644	64,910
Wizz Air Holdings PLC (A) (B)	1,021	33,488

		544,152

Taiwan - 2.4%
Hon Hai Precision Industry Co., Ltd.	13,600	34,620
Realtek Semiconductor Corp.	10,000	40,267

	Shares	Value
COMMON STOCKS (continued)
Taiwan (continued)
Taiwan High Speed Rail Corp.	6,120	$ 6,081
Taiwan Semiconductor Manufacturing Co., Ltd.	13,000	97,596
Yuanta Financial Holding Co., Ltd.	91,000	44,253

		222,817

Thailand - 0.5%
Bangkok Bank PCL, NVDR	7,800	48,751

Turkey - 0.6%
Tofas Turk Otomobil Fabrikasi AS	5,237	19,767
Tupras Turkiye Petrol Rafinerileri AS	1,496	35,296

		55,063

United Kingdom - 10.8%
Aviva PLC	17,790	97,220
Barratt Developments PLC	11,117	72,916
British Land Co. PLC, REIT	12,659	95,605
Cineworld Group PLC	21,886	82,275
HSBC Holdings PLC	12,821	105,512
Imperial Brands PLC	2,272	76,959
Informa PLC	4,509	41,147
Inmarsat PLC	6,816	39,638
Persimmon PLC	1,379	40,359
Standard Life Aberdeen PLC	12,709	43,896
TechnipFMC PLC	3,083	81,083
Tesco PLC	33,817	92,098
Vodafone Group PLC	20,774	39,066
Whitbread PLC	540	30,363
William Hill PLC	17,690	47,554

		985,691

United States - 2.7%
Allergan PLC	788	124,512
Cott Corp.	6,400	96,356
Flex, Ltd. (A)	2,840	22,322

		243,190

Uruguay - 0.5%
Arcos Dorados Holdings, Inc., Class A	5,819	41,955

Total Common Stocks (Cost $9,745,424)		8,892,798

PREFERRED STOCK - 1.5%
Republic of Korea - 1.5%
Samsung Electronics Co., Ltd., 4.08% (E)	4,198	132,450

Total Preferred Stock (Cost $146,048)		132,450

OTHER INVESTMENT COMPANY - 1.1%
Securities Lending Collateral - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (E)	102,680	102,680

Total Other Investment Company (Cost $102,680)		102,680

Total Investments (Cost $9,994,152)		9,127,928
Net Other Assets (Liabilities) - 0.2%		17,825

Net Assets - 100.0%		$ 9,145,753

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica International Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	10.3%	$939,565
Oil, Gas & Consumable Fuels	7.4	673,422
Pharmaceuticals	5.7	521,892
Insurance	4.7	431,598
Capital Markets	4.7	426,438
Industrial Conglomerates	3.9	356,565
Entertainment	3.4	308,408
Semiconductors & Semiconductor Equipment	3.2	290,622
Food Products	3.1	285,147
Household Durables	3.0	271,344
Metals & Mining	2.9	265,501
Chemicals	2.8	259,414
Beverages	2.6	238,922
Diversified Financial Services	2.6	238,064
Electronic Equipment, Instruments & Components	2.5	231,161
Hotels, Restaurants & Leisure	2.4	216,101
Marine	1.9	170,549
Wireless Telecommunication Services	1.8	164,722
Food & Staples Retailing	1.8	161,378
Multi-Utilities	1.6	149,097
Interactive Media & Services	1.6	145,547
Airlines	1.6	143,519
Real Estate Management & Development	1.6	141,677
Auto Components	1.5	134,787
Technology Hardware, Storage & Peripherals	1.4	132,450
Software	1.4	127,057
Road & Rail	1.4	124,989
Internet & Direct Marketing Retail	1.3	122,330
Automobiles	1.2	114,280
Diversified Telecommunication Services	1.2	105,620
Media	1.1	102,362
Aerospace & Defense	1.1	99,844
Equity Real Estate Investment Trusts	1.0	95,605
Containers & Packaging	1.0	87,031
Transportation Infrastructure	0.9	84,994
Commercial Services & Supplies	0.9	84,892
Energy Equipment & Services	0.9	81,083
Electrical Equipment	0.9	80,775
Health Care Equipment & Supplies	0.9	78,657
Tobacco	0.8	76,959
Water Utilities	0.8	69,117
Health Care Providers & Services	0.7	61,047
IT Services	0.5	49,244
Machinery	0.4	34,793
Trading Companies & Distributors	0.3	28,307
Communications Equipment	0.2	18,372

Investments, at Value	98.9	9,025,248
Short-Term Investments	1.1	102,680

Total Investments	100.0%	$9,127,928

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica International Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,642,908	$7,249,890	$—	$8,892,798
Preferred Stock	—	132,450	—	132,450
Other Investment Company	102,680	—	—	102,680

Total Investments	$1,745,588	$7,382,340	$—	$9,127,928

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $115,538, representing 1.3% of the Fund’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $97,668. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the value of the Regulation S security is $38,750, representing 0.4% of the Fund’s net assets.
(E)	Rates disclosed reflect the yields at October 31, 2018.
(F)	There were no transfers in or out of Level 3 during the period ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depository Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Long/Short Strategy

(unaudited)

MARKET ENVIRONMENT

In the fourth quarter of 2017, U.S. equity markets marched higher, propelled by a stream of positive economic data, the well-received U.S. Federal Reserve (“Fed”) chair nomination of Jerome Powell, and progress on tax reform. The signing of the tax reform act in December 2017 resulted in increased earnings estimates for many companies, giving investors hope that 2018 would see an increase in investment spending.

U.S. equity markets in 2018 experienced a significant increase in volatility compared to the unusually mild 2017. Economic growth remained stable as the Fed raised interest rates on two occasions during the first six months of the year, bringing the federal funds rate to a range of 1.75%-2.00%. In June, the Trump administration announced plans to impose a 25% tariff on $50 billion of annual Chinese imports. Though the impact was modest, the market continued to grapple with the potential implications for the growth and profitability of global companies.

The Fed continued to raise rates in September, reaching a range of 2.00-2.25%, and it remained on target to meet its long-term objective of normalizing monetary policy with economic projections marginally more constructive. Moving into October, the S&P 500® sold off sharply as market volatility increased. Corporate fundamentals remained robust and recent economic projections looked solid, with healthy consumer spending, strong growth in inventories and credit spreads remained in check. We are monitoring potential U.S. market risks, which include more interest rate increases, the overhang of midterm elections, and U.S./China trade uncertainties.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Long/Short Strategy (Class I2) returned 0.36%. By comparison, its primary and secondary benchmarks, the ICE BofAML 3-Month Treasury Bill Index and the S&P 500®, returned 1.68% and 7.35%, respectively.

STRATEGY REVIEW

For the year ended October 31, 2018, the Fund underperformed its benchmark with retail, basic materials and communications sectors detracting from returns, while health care, media and financials added value.

Within consumer cyclicals, a short position in Chipotle Mexican Grill, Inc. detracted. The stock’s rise was primarily driven by improvements in operating margins. Additionally, the market seemed to have renewed confidence in the company based on CEO Brian Niccol’s turnaround strategy. We still believed that the company was trading at a lofty multiple with no guarantee of the turnaround plan succeeding; thus, we remained comfortable in our negative position. In technology, a short in Seagate Technology PLC hurt returns. Performance was due to a strong showing from the hard-disk drives (“HDDs”) segment. However, we still viewed HDDs, which account for much of Seagate Technology PLC’s revenue, in secular decline as NAND flash memory prices fall and become an increasingly competitive substitute for HDDs. While the company was still making money and could likely continue to do so in the near term, we believed solid state drives (“SSDs”) should replace much of the HDD market share, and Seagate Technology PLC’s heavy exposure to HDD could pose a larger challenge long term.

On the positive side, within industrial cyclicals, our long position in Union Pacific Corp. contributed. The stock rose on news of a large buyback, positive volume growth and continued productivity improvements. Potential for margin growth increased investor confidence. We believed pricing growth may accelerate in the coming years and that volumes remained favorable for the company. Also within industrial cyclicals, a long position in Norfolk Southern Corp. contributed. Strong earnings, coupled with positive forward guidance and an increase in the company’s stock buyback program led shares higher. Although the company’s services segment still needed improvement in our view, recent trends of higher volumes, favorable pricing and the potential for margin improvement led to our continued positive view on the stock.

Steven G. Lee

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Asset Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	105.0%
Repurchase Agreement	5.5
Common Stocks Sold Short	(73.7)
Net Other Assets (Liabilities)^	63.2
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2018

Transamerica Long/Short Strategy

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	0.36%	3.57%	1.11%	01/03/2007
ICE BofAML 3-Month Treasury Bill Index (A)	1.68%	0.55%	0.35%
S&P 500® (B)	7.35%	11.34%	13.24%

(A) The ICE BofAML 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Securities purchased for an arbitrage strategy are intended to take advantage of a perceived relationship between the value of two securities and may not perform as expected. The Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2018

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 105.0%
Aerospace & Defense - 2.1%
General Dynamics Corp. (A)	1,031	$ 177,930
Northrop Grumman Corp. (A)	138	36,149
United Technologies Corp.	359	44,591

		258,670

Airlines - 0.4%
Delta Air Lines, Inc.	869	47,560

Auto Components - 0.6%
Aptiv PLC	494	37,939
BorgWarner, Inc.	809	31,883

		69,822

Banks - 4.1%
Bank of America Corp. (A)	3,982	109,505
Citigroup, Inc.	436	28,541
Comerica, Inc.	261	21,287
KeyCorp (A)	5,194	94,323
Regions Financial Corp.	2,641	44,818
SunTrust Banks, Inc.	1,361	85,280
SVB Financial Group (B)	461	109,363

		493,117

Beverages - 1.1%
Coca-Cola Co.	1,762	84,365
PepsiCo, Inc.	404	45,401

		129,766

Biotechnology - 1.2%
Alexion Pharmaceuticals, Inc. (B)	259	29,026
Biogen, Inc. (B)	108	32,861
Vertex Pharmaceuticals, Inc. (B)	504	85,408

		147,295

Building Products - 0.0% (C)
Resideo Technologies, Inc. (B)	35	754

Capital Markets - 3.2%
Ameriprise Financial, Inc.	302	38,426
CME Group, Inc.	970	177,743
Morgan Stanley (A)	2,663	121,593
S&P Global, Inc.	243	44,304

		382,066

Chemicals - 2.4%
Celanese Corp.	1,171	113,517
DowDuPont, Inc.	989	53,327
Eastman Chemical Co.	1,563	122,461

		289,305

Consumer Finance - 0.5%
American Express Co.	545	55,988

Containers & Packaging - 1.6%
Avery Dennison Corp.	921	83,553
Crown Holdings, Inc. (B)	853	36,074
Packaging Corp. of America	600	55,086
WestRock Co.	494	21,227

		195,940

Diversified Telecommunication Services - 0.7%
Verizon Communications, Inc.	1,452	82,895

Electric Utilities - 4.7%
Evergy, Inc.	2,139	119,762
Exelon Corp.	3,044	133,358

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (continued)
NextEra Energy, Inc. (A)	1,274	$ 219,765
Xcel Energy, Inc.	1,765	86,503

		559,388

Electrical Equipment - 0.3%
Eaton Corp. PLC	476	34,115

Entertainment - 2.3%
Electronic Arts, Inc. (B)	1,221	111,086
Twenty-First Century Fox, Inc., Class A	2,550	116,076
Walt Disney Co.	442	50,755

		277,917

Equity Real Estate Investment Trusts - 3.0%
AvalonBay Communities, Inc.	506	88,742
Brixmor Property Group, Inc.	1,447	23,441
Federal Realty Investment Trust	248	30,764
Host Hotels & Resorts, Inc.	972	18,575
Prologis, Inc.	1,359	87,615
Ventas, Inc.	1,214	71,590
Vornado Realty Trust	593	40,372

		361,099

Food & Staples Retailing - 0.4%
Costco Wholesale Corp.	238	54,414

Food Products - 2.6%
Conagra Brands, Inc.	2,251	80,136
Mondelez International, Inc., Class A (A)	5,003	210,026
Post Holdings, Inc. (B)	249	22,016

		312,178

Health Care Equipment & Supplies - 2.8%
Boston Scientific Corp. (B)	4,453	160,931
Medtronic PLC	283	25,419
Zimmer Biomet Holdings, Inc.	1,281	145,509

		331,859

Health Care Providers & Services - 4.7%
Anthem, Inc.	222	61,176
Cigna Corp.	1,220	260,848
UnitedHealth Group, Inc. (A)	945	246,976

		569,000

Hotels, Restaurants & Leisure - 2.3%
Hilton Worldwide Holdings, Inc.	1,263	89,888
Royal Caribbean Cruises, Ltd.	587	61,476
Yum! Brands, Inc.	1,383	125,037

		276,401

Household Durables - 0.4%
MDC Holdings, Inc.	1,710	48,051

Household Products - 0.6%
Energizer Holdings, Inc.	1,275	74,932

Industrial Conglomerates - 1.0%
Honeywell International, Inc.	799	115,711

Insurance - 2.1%
Allstate Corp.	1,150	110,078
Arthur J. Gallagher & Co.	596	44,110
Axis Capital Holdings, Ltd.	655	36,542
Principal Financial Group, Inc.	600	28,242
Willis Towers Watson PLC	247	35,361

		254,333

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services - 4.8%
Alphabet, Inc., Class C (A) (B)	537	$ 578,226

Internet & Direct Marketing Retail - 3.2%
Amazon.com, Inc. (A) (B)	183	292,436
Booking Holdings, Inc. (B)	24	44,990
Expedia Group, Inc.	406	50,924

		388,350

IT Services - 5.7%
Automatic Data Processing, Inc.	1,147	165,260
Fidelity National Information Services, Inc.	597	62,148
First Data Corp., Class A (B)	1,026	19,227
Fiserv, Inc. (B)	436	34,575
Mastercard, Inc., Class A	585	115,637
PayPal Holdings, Inc. (B)	423	35,612
Visa, Inc., Class A	690	95,117
WEX, Inc. (B)	488	85,868
Worldpay, Inc., Class A (B)	785	72,094

		685,538

Machinery - 1.8%
Ingersoll-Rand PLC	1,332	127,792
Stanley Black & Decker, Inc.	747	87,041

		214,833

Media - 1.4%
Charter Communications, Inc., Class A (B)	311	99,635
Discovery, Inc., Class A (B)	2,177	70,513

		170,148

Multi-Utilities - 2.8%
Ameren Corp.	1,076	69,488
NiSource, Inc.	460	11,666
Public Service Enterprise Group, Inc.	1,664	88,907
Sempra Energy	993	109,349
WEC Energy Group, Inc.	837	57,251

		336,661

Multiline Retail - 1.4%
Dollar General Corp.	508	56,581
Dollar Tree, Inc. (B)	1,278	107,735

		164,316

Oil, Gas & Consumable Fuels - 8.1%
Chevron Corp.	318	35,505
Cimarex Energy Co.	212	16,848
Concho Resources, Inc. (B)	218	30,322
Diamondback Energy, Inc.	811	91,124
EOG Resources, Inc. (A)	1,820	191,719
Marathon Petroleum Corp.	2,504	176,407
Occidental Petroleum Corp.	2,117	141,987
ONEOK, Inc.	891	58,449
Parsley Energy, Inc., Class A (B)	2,517	58,948
Pioneer Natural Resources Co. (A)	1,168	172,011

		973,320

Pharmaceuticals - 1.9%
Eli Lilly & Co.	457	49,557
Merck & Co., Inc.	568	41,810
Pfizer, Inc.	3,132	134,864

		226,231

Professional Services - 0.3%
TransUnion	522	34,322

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 7.6%
Canadian Pacific Railway, Ltd.	492	$ 100,860
Norfolk Southern Corp. (A)	2,436	408,834
Union Pacific Corp. (A)	2,747	401,666

		911,360

Semiconductors & Semiconductor Equipment - 6.3%
Analog Devices, Inc. (A)	1,630	136,447
Broadcom, Inc.	444	99,230
NVIDIA Corp.	1,089	229,594
NXP Semiconductors NV	919	68,916
ON Semiconductor Corp. (B)	2,307	39,219
Texas Instruments, Inc. (A)	1,917	177,955

		751,361

Software - 5.0%
Adobe, Inc. (B)	194	47,677
Anaplan, Inc. (B)	2,997	68,931
Microsoft Corp. (A)	2,471	263,928
salesforce.com, Inc. (B)	1,325	181,843
ServiceNow, Inc. (B)	204	36,932

		599,311

Specialty Retail - 5.4%
Advance Auto Parts, Inc.	182	29,076
AutoZone, Inc. (B)	131	96,085
Best Buy Co., Inc.	437	30,660
Lowe’s Cos., Inc.	940	89,507
O’Reilly Automotive, Inc. (A) (B)	561	179,941
Ross Stores, Inc.	1,550	153,450
TJX Cos., Inc.	680	74,718

		653,437

Textiles, Apparel & Luxury Goods - 0.7%
PVH Corp.	707	85,399

Tobacco - 2.5%
Altria Group, Inc.	2,096	136,324
Philip Morris International, Inc.	1,800	158,526

		294,850

Wireless Telecommunication Services - 1.0%
T-Mobile US, Inc. (B)	1,764	120,922

Total Common Stocks (Cost $11,243,090)		12,611,161

	Principal	Value
REPURCHASE AGREEMENT - 5.5%
Fixed Income Clearing Corp., 1.25% (D), dated 10/31/2018, to be repurchased at $663,244 on 11/01/2018. Collateralized by U.S. Government Obligations, 1.88% - 2.00%, due 10/31/2021 - 02/28/2022, and with a total value of $680,032.	$ 663,221	663,221

Total Repurchase Agreement (Cost $663,221)		663,221

Total Investments (Cost $11,906,311)		13,274,382

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
SECURITIES SOLD SHORT - (73.7)%
COMMON STOCKS - (73.7)%
Aerospace & Defense - (1.5)%
Huntington Ingalls Industries, Inc.	(180)	$ (39,326)
Lockheed Martin Corp.	(226)	(66,410)
Raytheon Co.	(272)	(47,611)
Textron, Inc.	(600)	(32,070)

		(185,417)

Air Freight & Logistics - (1.2)%
CH Robinson Worldwide, Inc.	(167)	(14,868)
United Parcel Service, Inc., Class B	(1,193)	(127,102)

		(141,970)

Auto Components - (0.2)%
Autoliv, Inc.	(234)	(19,501)
Veoneer, Inc.	(234)	(7,858)

		(27,359)

Automobiles - (1.4)%
General Motors Co.	(2,360)	(86,352)
Harley-Davidson, Inc.	(463)	(17,696)
Tesla, Inc.	(191)	(64,428)

		(168,476)

Banks - (2.1)%
Associated Banc-Corp.	(3,607)	(83,610)
BancorpSouth Bank	(1,012)	(29,044)
Bank of Hawaii Corp.	(423)	(33,180)
First Hawaiian, Inc.	(1,451)	(35,956)
People’s United Financial, Inc.	(2,354)	(36,864)
PNC Financial Services Group, Inc.	(300)	(38,547)

		(257,201)

Beverages - (0.8)%
Brown-Forman Corp., Class B	(2,009)	(93,097)

Biotechnology - (1.5)%
AbbVie, Inc.	(1,341)	(104,397)
Amgen, Inc.	(396)	(76,345)

		(180,742)

Building Products - (0.6)%
Johnson Controls International PLC	(2,200)	(70,334)

Capital Markets - (2.7)%
FactSet Research Systems, Inc.	(229)	(51,241)
Federated Investors, Inc., Class B	(1,520)	(37,498)
Goldman Sachs Group, Inc.	(149)	(33,580)
Invesco, Ltd.	(2,324)	(50,454)
Legg Mason, Inc.	(1,293)	(36,488)
Nasdaq, Inc.	(322)	(27,921)
Northern Trust Corp.	(267)	(25,117)
State Street Corp.	(225)	(15,469)
Waddell & Reed Financial, Inc., Class A	(2,447)	(46,664)

		(324,432)

Chemicals - (2.1)%
Albemarle Corp.	(1,212)	(120,255)
LyondellBasell Industries NV, Class A	(662)	(59,097)
PPG Industries, Inc.	(712)	(74,824)

		(254,176)

Communications Equipment - (0.8)%
Cisco Systems, Inc.	(1,088)	(49,776)
Juniper Networks, Inc.	(1,534)	(44,900)

		(94,676)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Consumer Finance - (0.3)%
Synchrony Financial	(1,063)	$ (30,699)

Diversified Telecommunication Services - (0.2)%
AT&T, Inc.	(905)	(27,765)

Electric Utilities - (3.9)%
Duke Energy Corp.	(1,776)	(146,751)
Pinnacle West Capital Corp.	(1,106)	(90,968)
Southern Co.	(5,264)	(237,038)

		(474,757)

Electrical Equipment - (0.4)%
Rockwell Automation, Inc., Class B	(260)	(42,830)

Electronic Equipment, Instruments & Components - (0.5)%
Amphenol Corp., Class A	(707)	(63,277)

Energy Equipment & Services - (2.5)%
Halliburton Co.	(1,052)	(36,483)
Helmerich & Payne, Inc.	(1,116)	(69,516)
Schlumberger, Ltd.	(3,822)	(196,107)

		(302,106)

Entertainment - (0.3)%
Viacom, Inc., Class B	(1,312)	(41,958)

Equity Real Estate Investment Trusts - (3.4)%
Alexandria Real Estate Equities, Inc.	(235)	(28,724)
American Tower Corp.	(297)	(47,802)
Apple Hospitality REIT, Inc.	(1,953)	(31,580)
CBL & Associates Properties, Inc.	(2,204)	(7,273)
Crown Castle International Corp.	(285)	(30,991)
Macerich Co.	(690)	(35,618)
Pennsylvania Real Estate Investment Trust	(996)	(8,914)
Regency Centers Corp.	(191)	(12,102)
Simon Property Group, Inc.	(356)	(65,333)
SL Green Realty Corp.	(363)	(33,127)
Taubman Centers, Inc.	(250)	(13,753)
Washington Prime Group, Inc.	(2,128)	(13,619)
Welltower, Inc.	(1,087)	(71,818)

		(400,654)

Food & Staples Retailing - (1.0)%
Kroger Co.	(2,494)	(74,221)
Walgreens Boots Alliance, Inc.	(600)	(47,862)

		(122,083)

Food Products - (3.3)%
Campbell Soup Co.	(1,711)	(64,008)
General Mills, Inc.	(4,589)	(200,998)
Hershey Co.	(1,285)	(137,688)

		(402,694)

Gas Utilities - (0.6)%
National Fuel Gas Co.	(645)	(35,017)
UGI Corp.	(674)	(35,763)

		(70,780)

Health Care Equipment & Supplies - (1.7)%
Abbott Laboratories	(632)	(43,570)
Baxter International, Inc.	(48)	(3,000)
DENTSPLY SIRONA, Inc.	(746)	(25,834)
Edwards Lifesciences Corp.	(136)	(20,074)
Stryker Corp.	(326)	(52,884)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Varian Medical Systems, Inc.	(491)	$ (58,611)

		(203,973)

Health Care Providers & Services - (1.9)%
Cardinal Health, Inc.	(2,834)	(143,400)
Henry Schein, Inc.	(361)	(29,963)
Patterson Cos., Inc.	(2,238)	(50,534)

		(223,897)

Health Care Technology - (0.2)%
Cerner Corp.	(338)	(19,361)

Hotels, Restaurants & Leisure - (2.4)%
Aramark	(371)	(13,326)
Bloomin’ Brands, Inc.	(854)	(17,037)
Brinker International, Inc.	(497)	(21,545)
Carnival Corp.	(355)	(19,894)
Chipotle Mexican Grill, Inc.	(378)	(174,005)
McDonald’s Corp.	(224)	(39,626)

		(285,433)

Household Durables - (0.1)%
Whirlpool Corp.	(160)	(17,562)

Household Products - (0.8)%
Church & Dwight Co., Inc.	(660)	(39,184)
Clorox Co.	(402)	(59,677)

		(98,861)

Industrial Conglomerates - (1.7)%
3M Co.	(665)	(126,523)
General Electric Co.	(7,620)	(76,962)

		(203,485)

Insurance - (1.5)%
Aflac, Inc.	(666)	(28,685)
Chubb, Ltd.	(550)	(68,700)
RenaissanceRe Holdings, Ltd.	(60)	(7,330)
Torchmark Corp.	(272)	(23,027)
Travelers Cos., Inc.	(176)	(22,023)
WR Berkley Corp.	(444)	(33,700)

		(183,465)

Interactive Media & Services - (0.9)%
Facebook, Inc., Class A	(584)	(88,645)
Snap, Inc., Class A	(2,839)	(18,766)

		(107,411)

Internet & Direct Marketing Retail - (0.9)%
eBay, Inc.	(3,624)	(105,205)

IT Services - (1.1)%
Cognizant Technology Solutions Corp., Class A	(263)	(18,155)
International Business Machines Corp.	(375)	(43,286)
Paychex, Inc.	(1,076)	(70,467)

		(131,908)

Leisure Products - (0.5)%
Mattel, Inc.	(4,638)	(62,984)

Machinery - (0.4)%
Donaldson Co., Inc.	(851)	(43,639)

Media - (3.4)%
AMC Networks, Inc., Class A	(1,609)	(94,255)
Entercom Communications Corp., Class A	(3,757)	(24,383)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Media (continued)
Interpublic Group of Cos., Inc.	(2,798)	$ (64,802)
News Corp., Class A	(6,933)	(91,446)
Omnicom Group, Inc.	(1,842)	(136,898)

		(411,784)

Metals & Mining - (0.6)%
Compass Minerals International, Inc.	(1,446)	(70,146)

Multi-Utilities - (2.3)%
CenterPoint Energy, Inc.	(2,056)	(55,532)
Dominion Energy, Inc.	(2,323)	(165,909)
DTE Energy Co.	(454)	(51,030)

		(272,471)

Oil, Gas & Consumable Fuels - (4.3)%
Anadarko Petroleum Corp.	(297)	(15,800)
Apache Corp.	(2,255)	(85,307)
Continental Resources, Inc.	(299)	(15,751)
Enbridge, Inc.	(2,120)	(65,953)
Exxon Mobil Corp.	(982)	(78,246)
Hess Corp.	(2,409)	(138,277)
Murphy Oil Corp.	(1,180)	(37,595)
Range Resources Corp.	(5,287)	(83,799)

		(520,728)

Paper & Forest Products - (0.7)%
Domtar Corp.	(1,751)	(81,089)

Pharmaceuticals - (0.6)%
Johnson & Johnson	(496)	(69,435)

Professional Services - (0.9)%
Nielsen Holdings PLC	(1,119)	(29,072)
Robert Half International, Inc.	(1,308)	(79,173)

		(108,245)

Road & Rail - (3.5)%
Canadian National Railway Co.	(1,873)	(160,104)
Heartland Express, Inc.	(5,976)	(116,353)
Knight-Swift Transportation Holdings, Inc.	(529)	(16,928)
Ryder System, Inc.	(689)	(38,109)
Schneider National, Inc., Class B	(1,834)	(40,109)
Werner Enterprises, Inc.	(1,521)	(48,961)

		(420,564)

Semiconductors & Semiconductor Equipment - (4.4)%
Applied Materials, Inc.	(1,480)	(48,662)
Intel Corp.	(1,782)	(83,540)
KLA-Tencor Corp.	(310)	(28,377)
Lam Research Corp.	(501)	(71,007)
Maxim Integrated Products, Inc., Class A	(2,156)	(107,843)
Micron Technology, Inc.	(2,882)	(108,709)
QUALCOMM, Inc.	(674)	(42,388)
Xilinx, Inc.	(391)	(33,380)

		(523,906)

Software - (0.2)%
Citrix Systems, Inc.	(181)	(18,547)

Specialty Retail - (2.5)%
Abercrombie & Fitch Co., Class A	(1,629)	(32,091)
American Eagle Outfitters, Inc.	(605)	(13,951)
Ascena Retail Group, Inc.	(7,086)	(27,281)
AutoNation, Inc.	(396)	(16,030)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Specialty Retail (continued)
Bed Bath & Beyond, Inc.	(4,097)	$ (56,293)
Buckle, Inc.	(392)	(7,997)
CarMax, Inc.	(198)	(13,446)
DSW, Inc., Class A	(2,067)	(54,879)
Express, Inc.	(2,965)	(26,122)
L Brands, Inc.	(360)	(11,671)
Williams-Sonoma, Inc.	(683)	(40,557)

		(300,318)

Technology Hardware, Storage & Peripherals - (1.5)%
HP, Inc.	(1,533)	(37,007)
NetApp, Inc.	(454)	(35,634)
Seagate Technology PLC	(1,921)	(77,282)
Western Digital Corp.	(801)	(34,499)

		(184,422)

Textiles, Apparel & Luxury Goods - (2.2)%
Carter’s, Inc.	(320)	(30,714)
Hanesbrands, Inc.	(5,838)	(100,180)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
NIKE, Inc., Class B	(510)	$ (38,270)
Under Armour, Inc., Class A	(3,117)	(68,917)
Under Armour, Inc., Class C	(1,170)	(23,201)

		(261,282)

Trading Companies & Distributors - (0.6)%
Air Lease Corp.	(722)	(27,508)
GATX Corp.	(561)	(42,036)

		(69,544)

Wireless Telecommunication Services - (0.6)%
Sprint Corp.	(11,077)	(67,791)

Total Common Stocks (Proceeds $9,427,869)		(8,844,939)

Total Securities Sold Short (Proceeds $9,427,869)		(8,844,939)

Net Other Assets (Liabilities) - 63.2%		7,579,066

Net Assets - 100.0%		$ 12,008,509

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$12,611,161	$—	$—	$12,611,161
Repurchase Agreement	—	663,221	—	663,221

Total Investments	$12,611,161	$663,221	$—	$13,274,382

LIABILITIES
Securities Sold Short
Common Stocks	$(8,844,939)	$—	$—	$(8,844,939)

Total Securities Sold Short	$(8,844,939)	$—	$—	$(8,844,939)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of these securities have been segregated as collateral for open securities sold short transactions. The total value of such securities is $31,212.
(B)	Non-income producing securities.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rate disclosed reflects the yield at October 31, 2018.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

In the fourth quarter of 2017, U.S. equity markets marched higher, propelled by a stream of positive economic data, the well-received U.S. Federal Reserve (“Fed”) chair nomination of Jerome Powell, and progress on tax reform. The signing of the tax reform act in December 2017 resulted in increased earnings estimates for many companies, giving investors hope that 2018 would see an increase in investment spending.

U.S. equity markets in 2018 experienced a significant increase in volatility compared to the unusually mild 2017. Economic growth remained stable as the Fed raised interest rates on two occasions during the first six months of the year, bringing the federal funds rate to a range of 1.75%-2.00%. In June, the Trump administration announced plans to impose a 25% tariff on $50 billion of annual Chinese imports. Though the impact was modest, the market continued to grapple with the potential implications for the growth and profitability of global companies.

The Fed continued to raise rates in September, reaching a range of 2.00-2.25%, and it remained on target to meet its long-term objective of normalizing monetary policy with economic projections marginally more constructive. Moving into October 2018, the S&P 500® sold off sharply as market volatility increased. Corporate fundamentals remained robust and recent economic projections looked solid, with healthy consumer spending, strong growth in inventories and credit spreads remained in check. We were monitoring potential U.S. market risks, which include more interest rate increases, the overhang of midterm elections, and U.S./China trade uncertainties.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Mid Cap Value (Class I2) returned -0.17%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 0.16%.

STRATEGY REVIEW

Stock selection in health care and consumer staples contributed to relative performance while holdings in utilities and energy detracted.

Our position in Energen Corp., an oil and gas exploration and production company, was a top stock-specific contributor during the 12-month period. It was welcomed news to learn that in August, Diamondback Energy, Inc. announced the acquisition of Energen Corp. at an 18% premium to the stock’s prior-day closing price. Energen Corp. had been the subject of shareholder activism, as hedge fund Corvex first purchased the stock about a year ago and began publicly urging the company to sell itself. Four strong quarters of execution and positive well results later, Energen Corp. traded at a much higher price at period end. While the acquisition was not our best case scenario, we were pleased with the outcome.

Stock selection in consumer discretionary was a performance headwind amid a challenging phase for flooring manufacturer Mohawk Industries, Inc. The company’s shares declined following a series of earnings misses and continued downward revisions to its full-year guidance. Elevated input costs continued to act as a headwind and management faced the pressure of structural change within the flooring market, given consumer preferences for lower-priced, luxury vinyl tile. Despite the intermittent turmoil, we have a favorable view of Mohawk Industries, Inc. due to its leading market share position in flooring based on what we consider its best-in-class manufacturing and distribution. In addition, we consider management to be of high quality, with a track record of consistently creating significant value for shareholders through mergers and acquisitions, further consolidating its leadership position.

Gloria Fu, CFA

Lawrence Playford, CFA

Jonathan K.L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.0%
Repurchase Agreement	1.9
Other Investment Company	0.7
Net Other Assets (Liabilities)	(0.6)
Total	100.0%

Transamerica Funds	Annual Report 2018

Transamerica Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	(0.17)%	8.09%	13.46%	11/15/2005
Russell Midcap® Value Index (A)	0.16%	8.11%	13.35%

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
COMMON STOCKS - 98.0%
Auto Components - 0.7%
BorgWarner, Inc.	27,905	$ 1,099,736

Banks - 8.2%
Citizens Financial Group, Inc.	42,007	1,568,962
Comerica, Inc.	4,685	382,109
Fifth Third Bancorp	79,083	2,134,450
First Republic Bank	14,766	1,343,558
Huntington Bancshares, Inc.	86,191	1,235,117
M&T Bank Corp.	17,060	2,821,895
SunTrust Banks, Inc.	38,661	2,422,498
Zions BanCorp NA	12,589	592,312

		12,500,901

Beverages - 1.8%
Constellation Brands, Inc., Class A	6,761	1,346,994
Keurig Dr. Pepper, Inc.	22,125	575,250
Molson Coors Brewing Co., Class B	11,547	739,008

		2,661,252

Building Products - 0.7%
Fortune Brands Home & Security, Inc.	25,093	1,124,919

Capital Markets - 4.8%
Ameriprise Financial, Inc.	11,462	1,458,425
Invesco, Ltd.	37,800	820,638
Northern Trust Corp.	17,294	1,626,846
Raymond James Financial, Inc.	16,869	1,293,684
T. Rowe Price Group, Inc.	21,568	2,091,880

		7,291,473

Chemicals - 0.8%
Sherwin-Williams Co.	3,205	1,261,071

Communications Equipment - 0.7%
CommScope Holding Co., Inc. (A)	45,888	1,104,065

Construction Materials - 0.5%
Martin Marietta Materials, Inc.	4,009	686,661

Consumer Finance - 0.9%
Ally Financial, Inc.	52,582	1,336,109

Containers & Packaging - 3.5%
Ball Corp.	64,190	2,875,712
Silgan Holdings, Inc.	52,243	1,255,399
WestRock Co.	29,206	1,254,982

		5,386,093

Distributors - 0.8%
Genuine Parts Co.	12,865	1,259,741

Electric Utilities - 3.1%
Edison International	13,073	907,135
Evergy, Inc.	20,243	1,133,406
Xcel Energy, Inc.	55,769	2,733,239

		4,773,780

Electrical Equipment - 2.3%
Acuity Brands, Inc.	11,467	1,440,714
AMETEK, Inc.	21,240	1,424,779
Hubbell, Inc.	6,963	708,137

		3,573,630

Electronic Equipment, Instruments & Components - 4.2%
Amphenol Corp., Class A	17,174	1,537,073
Arrow Electronics, Inc. (A)	25,386	1,718,886

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
CDW Corp.	19,152	$ 1,723,872
Keysight Technologies, Inc. (A)	24,029	1,371,575

		6,351,406

Equity Real Estate Investment Trusts - 10.7%
American Campus Communities, Inc.	18,716	739,469
American Homes 4 Rent Trust, Class A	39,509	832,455
AvalonBay Communities, Inc.	10,107	1,772,566
Boston Properties, Inc.	13,785	1,664,677
Brixmor Property Group, Inc.	65,515	1,061,343
Essex Property Trust, Inc.	4,240	1,063,307
Federal Realty Investment Trust	11,756	1,458,332
JBG SMITH Properties	17,114	641,433
Kimco Realty Corp.	55,451	892,206
Outfront Media, Inc.	52,311	926,951
Rayonier, Inc.	37,606	1,135,701
Regency Centers Corp.	14,203	899,902
Vornado Realty Trust	22,213	1,512,261
Weyerhaeuser Co.	33,636	895,727
WP Carey, Inc.	12,852	848,360

		16,344,690

Food & Staples Retailing - 1.2%
Kroger Co.	59,743	1,777,952

Food Products - 1.7%
Conagra Brands, Inc.	38,885	1,384,313
Post Holdings, Inc. (A)	13,494	1,193,139

		2,577,452

Gas Utilities - 1.0%
National Fuel Gas Co.	28,442	1,544,116

Health Care Equipment & Supplies - 1.2%
Zimmer Biomet Holdings, Inc.	16,001	1,817,554

Health Care Providers & Services - 6.3%
AmerisourceBergen Corp.	20,549	1,808,312
Cigna Corp.	9,978	2,133,396
Henry Schein, Inc. (A)	15,904	1,320,032
Humana, Inc.	3,870	1,239,987
Laboratory Corp. of America Holdings (A)	10,165	1,631,991
Universal Health Services, Inc., Class B	12,060	1,466,013

		9,599,731

Hotels, Restaurants & Leisure - 1.7%
Hilton Worldwide Holdings, Inc.	30,637	2,180,435
Marriott International, Inc., Class A	3,292	384,802

		2,565,237

Household Durables - 1.5%
Mohawk Industries, Inc. (A)	12,501	1,559,250
Newell Brands, Inc.	45,280	719,046

		2,278,296

Household Products - 0.4%
Energizer Holdings, Inc.	11,139	654,639

Industrial Conglomerates - 0.7%
Carlisle Cos., Inc.	10,558	1,019,797

Insurance - 7.6%
Alleghany Corp.	1,524	915,436
Hartford Financial Services Group, Inc.	42,392	1,925,445
Lincoln National Corp.	11,961	719,933

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Loews Corp.	57,510	$ 2,677,666
Marsh & McLennan Cos., Inc.	16,549	1,402,528
Principal Financial Group, Inc.	15,457	727,561
Progressive Corp.	22,070	1,538,279
Unum Group	21,083	764,469
WR Berkley Corp.	11,707	888,561

		11,559,878

Interactive Media & Services - 0.7%
Match Group, Inc. (A) (B)	19,800	1,024,056

Internet & Direct Marketing Retail - 1.4%
Expedia Group, Inc.	16,973	2,128,923

IT Services - 1.1%
Jack Henry & Associates, Inc.	10,780	1,615,167

Machinery - 2.6%
IDEX Corp.	10,015	1,270,102
Middleby Corp. (A)	7,523	844,833
Snap-on, Inc.	11,544	1,777,084

		3,892,019

Media - 1.3%
CBS Corp., Class B	19,645	1,126,641
DISH Network Corp., Class A (A)	28,008	860,966

		1,987,607

Multi-Utilities - 4.7%
CMS Energy Corp.	58,240	2,884,045
Sempra Energy	13,801	1,519,766
WEC Energy Group, Inc.	40,071	2,740,856

		7,144,667

Multiline Retail - 2.2%
Kohl’s Corp.	28,855	2,185,189
Nordstrom, Inc.	17,515	1,151,962

		3,337,151

Oil, Gas & Consumable Fuels - 5.7%
Energen Corp. (A)	47,809	3,440,814
EQT Corp.	47,137	1,601,244
PBF Energy, Inc., Class A	25,525	1,068,221
Williams Cos., Inc.	104,644	2,545,988

		8,656,267

Personal Products - 1.0%
Coty, Inc., Class A	66,253	698,969
Edgewell Personal Care Co. (A)	18,281	877,122

		1,576,091

Real Estate Management & Development - 1.2%
CBRE Group, Inc., Class A (A)	33,633	1,355,074
Cushman & Wakefield PLC (A)	25,278	411,020

		1,766,094

Semiconductors & Semiconductor Equipment - 0.9%
Analog Devices, Inc.	16,743	1,401,557

Software - 1.0%
Synopsys, Inc. (A)	16,152	1,446,089

Specialty Retail - 4.3%
AutoZone, Inc. (A)	2,797	2,051,516
Best Buy Co., Inc.	21,046	1,476,587
Gap, Inc.	51,852	1,415,560
Tiffany & Co.	14,560	1,620,528

		6,564,191

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 2.0%
PVH Corp.	13,277	$ 1,603,729
Ralph Lauren Corp.	10,536	1,365,571

		2,969,300

Trading Companies & Distributors - 0.9%
MSC Industrial Direct Co., Inc., Class A	17,447	1,414,254

Total Common Stocks (Cost $91,378,231)		149,073,612

OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (C)	1,038,906	1,038,906

Total Other Investment Company (Cost $1,038,906)		1,038,906

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp., 1.25% (C), dated 10/31/2018, to be repurchased at $2,903,682 on 11/01/2018. Collateralized by a U.S. Government Obligation, 2.75%, due 09/15/2021, and with a value of $2,962,856.	$ 2,903,581	2,903,581

Total Repurchase Agreement (Cost $2,903,581)		2,903,581

Total Investments (Cost $95,320,718)		153,016,099
Net Other Assets (Liabilities) - (0.6)%		(900,127)

Net Assets - 100.0%		$ 152,115,972

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$149,073,612	$—	$—	$149,073,612
Other Investment Company	1,038,906	—	—	1,038,906
Repurchase Agreement	—	2,903,581	—	2,903,581

Total Investments	$150,112,518	$2,903,581	$—	$153,016,099

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $1,013,815. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2018.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

(unaudited)

MARKET ENVIRONMENT

At the end of 2017, geopolitics continued to capture headlines – from elections and policy votes in the U.S., Europe and Japan, to China’s 19th Party Congress, to turmoil in the Middle East – but markets were broadly resilient. Anticipation for – and passage of – fiscal stimulus in the U.S., as well as an uptick in growth momentum, contributed to tighter credit spreads and allowed U.S. equities to finish the calendar year strong.

After a year of low volatility and strong risk asset returns, the start to 2018 was highlighted by the return of volatility. Solid growth data kept central banks on track, but rising interest rates and geopolitical concerns contributed to more challenged performance across equities and credit. Fears of a global trade war exacerbated the extent of swings in risk markets. Tariff announcements from the Trump administration first on steel and aluminum imports, then on certain Chinese goods, resulted in retaliatory measures from China.

The second half of 2018 saw solid growth momentum in the U.S., contrasted with some softening in growth in other developed regions, while geopolitical developments weighed on risk sentiment and resulted in mixed market performance. Solid fundamental data and higher inflation kept the U.S. Federal Reserve (“Fed”) on track with policy normalization even as other central banks like the European Central Bank softened rhetoric. With divergence in both growth trends and central bank activity, the U.S. dollar strengthened against virtually all counterparts. The 12-month period ended with extreme bouts of volatility within emerging market currencies, largely driven by a strong dollar and increasing trade tensions.

Over the 12-month period ended October 31, 2018, U.S. Treasuries rose across the yield curve, as the front end rose relatively more than the long end, causing the curve to flatten. Globally, government yields in Japan and Europe, specifically in the U.K. and Italy, rose in tandem. Within the spread market, long-end break-evens, corporate credit, and agency mortgage backed securities (“MBS”) spreads all widened. Currency markets moved in tandem as the dollar appreciated against most developed market currencies. Emerging market currencies faced bouts of volatility, particularly within Turkey and Argentina amid the tough U.S. trade stance.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Total Return (Class I2) returned -2.34%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned -2.05%.

STRATEGY REVIEW

During the 12-month period ended October 31, 2018, overall interest-rate strategies were positive for returns. Specifically, non-U.S. interest rate exposure, including defensive positioning in the U.K., country selection in the eurozone, and local interest-rate exposure in Brazil, contributed to performance. Within the U.S., interest-rate strategies, including duration and yield curve positioning, modestly detracted, as rates broadly rose.

Within spread strategies, exposure to the securitized sector added to performance; select positions of non-agency MBS were positive and more than offset underperforming positions in agency MBS. Corporate credit exposure helped performance as both an allocation to high-yield credit and select exposure to investment-grade financial corporates were additive.

Finally, currency strategies detracted. Exposures within developed market currencies, specifically within Europe and Japan, weighed, as the currencies depreciated against the U.S. dollar. In addition, exposures within a basket of emerging-market currencies detracted.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Mark R. Kiesel

Scott A. Mather

Mihir P. Worah

Co-Portfolio Managers

Pacific Investment Management Company LLC

Fund Characteristics	Years
Average Maturity §	5.96
Duration †	4.65

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	84.3%
AAA	13.3
AA	2.2
A	13.6
BBB	32.0
BB	5.3
B	4.2
CCC and Below	3.2
Not Rated	16.1
Net Other Assets (Liabilities)^	(74.2)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.
†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.
‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	(2.34)%	1.88%	5.10%	11/15/2005
Bloomberg Barclays US Aggregate Bond Index (A)	(2.05)%	1.83%	3.94%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expenses reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

This Fund will normally invest its assets in a diversified portfolio of fixed-income securities. The Fund may invest in non-U.S. securities and may invest a portion of its assets in high-yield securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES - 15.4%
ABFC Trust
Series 2004-OPT4, Class A1,
1-Month LIBOR + 0.62%, 2.90% (A), 04/25/2034	$ 242,632	$ 243,014
Series 2004-OPT5, Class A1,
1-Month LIBOR + 0.70%, 2.98% (A), 06/25/2034	186,612	188,119
Ally Auto Receivables Trust
Series 2018-3, Class A2,
2.72%, 05/17/2021	2,200,000	2,196,910
AmeriCredit Automobile Receivables Trust
Series 2018-1, Class A1,
2.45%, 05/20/2019	2,646	2,646
Series 2018-1, Class A2B,
1-Month LIBOR + 0.23%, 2.52% (A), 07/19/2021	1,300,000	1,300,505
Aurium CLO
Series 2A, Class AR,
3-Month LIBOR + 0.68%, 0.68% (A), 10/13/2029 (B) (C) (D)	EUR 1,900,000	2,152,036
B&M CLO, Ltd.
Series 2014-1A, Class A1R,
3-Month LIBOR + 0.73%, 3.17% (A), 04/16/2026 (B)	$ 784,223	781,815
Barings Euro CLO
Series 2016-1A, Class A1R,
3-Month LIBOR + 0.68%, 0.68% (A), 07/27/2030 (B) (C) (D)	EUR 1,900,000	2,152,036
Bear Stearns Asset-Backed Securities I Trust
Series 2005-AQ1, Class M2,
1-Month LIBOR + 0.65%, 2.93% (A), 03/25/2035 (E)	$ 1,216,538	1,225,354
Series 2006-HE1, Class 1M2,
1-Month LIBOR + 0.43%, 2.71% (A), 12/25/2035	4,500,000	4,509,466
Series 2006-HE1, Class 2M2,
1-Month LIBOR + 0.43%, 2.86% (A), 02/25/2036	1,300,000	1,295,712
Series 2006-HE10, Class 21A3,
1-Month LIBOR + 0.24%, 2.52% (A), 12/25/2036	2,875,482	2,475,821
Series 2007-AQ1, Class A1,
1-Month LIBOR + 0.11%, 2.39% (A), 04/25/2031	161,158	222,569
Bear Stearns Asset-Backed Securities Trust
Series 2002-2, Class A1,
1-Month LIBOR + 0.66%, 2.94% (A), 10/25/2032	3,744	3,756
C-BASS Trust
Series 2007-CB1, Class AF1A,
1-Month LIBOR + 0.07%, 2.35% (A), 01/25/2037	340,506	156,348
Capital One Multi-Asset Execution Trust
Series 2014-A3, Class A3,
1-Month LIBOR + 0.38%, 2.66% (A), 01/18/2022	1,900,000	1,901,710
Series 2014-A4, Class A4,
1-Month LIBOR + 0.36%, 2.64% (A), 06/15/2022	1,600,000	1,602,860

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Capital One Multi-Asset Execution Trust (continued)
Series 2016-A1, Class A1,
1-Month LIBOR + 0.45%, 2.73% (A), 02/15/2022	$ 1,900,000	$ 1,902,816
Chase Issuance Trust
Series 2017-A1, Class A,
1-Month LIBOR + 0.30%, 2.58% (A), 01/15/2022	1,300,000	1,302,853
CIFC Funding, Ltd.
Series 2015-5A, Class A1R,
3-Month LIBOR + 0.86%, 3.35% (A), 10/25/2027 (B)	1,900,000	1,893,770
Citigroup Mortgage Loan Trust
Series 2007-FS1, Class 1A1,
4.57% (A), 10/25/2037 (B)	906,087	933,771
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificate
Series 2004-OPT1, Class M3,
1-Month LIBOR + 0.95%, 3.23% (A), 10/25/2034	1,600,000	1,613,549
Countrywide Asset-Backed Certificates
Series 2006-15, Class A6,
4.71% (A), 10/25/2046	873,503	837,682
Series 2006-2, Class M1,
1-Month LIBOR + 0.40%, 2.68% (A), 06/25/2036	400,000	393,252
Series 2006-26, Class 2A3,
1-Month LIBOR + 0.17%, 2.45% (A), 06/25/2037	1,074,910	1,071,147
Credit Acceptance Auto Loan Trust
Series 2018-2A, Class A,
3.47%, 05/17/2027 (B)	2,000,000	1,996,306
CVP Cascade CLO-1, Ltd.
Series 2013-CLO1, Class A1R,
3-Month LIBOR + 1.15%, 3.59% (A), 01/16/2026 (B)	931,742	932,186
CWABS Asset-Backed Certificates Trust
Series 2005-17, Class MV1,
1-Month LIBOR + 0.46%, 2.74% (A), 05/25/2036	1,500,000	1,476,281
Series 2006-14, Class 1A,
1-Month LIBOR + 0.14%, 2.42% (A), 02/25/2037	930,491	870,268
Denali Capital CLO X LLC
Series 2013-1, Class A1LR,
3-Month LIBOR + 1.05%, 3.56% (A), 10/26/2027 (B)	1,200,000	1,200,461
Dorchester Park CLO DAC
Series 2015-1A, Class AR,
3-Month LIBOR + 0.90%, 3.37% (A), 04/20/2028 (B)	1,800,000	1,796,801
Dryden XXV Senior Loan Fund
Series 2012-25A, Class ARR,
3-Month LIBOR + 0.90%, 3.34% (A), 10/15/2027 (B)	1,600,000	1,600,150
Figueroa CLO, Ltd.
Series 2013-2A, Class A1RR,
3-Month LIBOR + 0.85%, 3.19% (A), 06/20/2027 (B)	1,800,000	1,796,036

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
First Franklin Mortgage Loan Trust
Series 2004-FFH3, Class M2,
1-Month LIBOR + 0.93%, 3.21% (A), 10/25/2034	$ 1,383,804	$ 1,348,940
Flagship CLO, Ltd.
Series 2014-8A, Class ARR,
3-Month LIBOR + 0.85%, 3.29% (A), 01/16/2026 (B)	1,800,000	1,796,267
Ford Credit Auto Owner Trust
Series 2014-2, Class A,
2.31%, 04/15/2026 (B)	1,100,000	1,092,067
GM Financial Automobile Leasing Trust
Series 2017-1, Class A2A,
1.67%, 09/20/2019	84,749	84,694
Home Equity Asset Trust
Series 2002-1, Class A4,
1-Month LIBOR + 0.60%, 2.88% (A), 11/25/2032	1,026	990
Home Equity Mortgage Loan Asset-Backed Trust
Series 2007-A, Class 1A,
1-Month LIBOR + 0.22%, 2.50% (A), 04/25/2037	476,976	384,189
Hyundai Auto Lease Securitization Trust
Series 2017-B, Class A2A,
1.69%, 12/16/2019 (B)	702,761	701,050
Series 2017-B, Class A2B,
1-Month LIBOR + 0.28%, 2.56% (A), 12/16/2019 (B)	834,529	834,840
ICG US CLO, Ltd.
Series 2015-2A, Class AR,
3-Month LIBOR + 0.85%, 3.29% (A), 01/16/2028 (B)	1,900,000	1,894,916
JMP Credit Advisors CLO IIIR, Ltd.
Series 2014-1RA, Class A,
3-Month LIBOR + 0.85%, 3.29% (A), 01/17/2028 (B)	2,000,000	1,984,388
JPMorgan Mortgage Acquisition Trust
Series 2007-CH3, Class A5,
1-Month LIBOR + 0.26%, 2.54% (A), 03/25/2037	3,500,000	3,423,896
KVK CLO, Ltd.
Series 2013-1A, Class AR,
3-Month LIBOR + 0.90%, 3.34% (A), 01/15/2028 (B)	1,500,000	1,497,555
Series 2013-2A, Class AR,
3-Month LIBOR + 1.15%, 3.59% (A), 01/15/2026 (B)	710,545	710,909
LoanCore Issuer, Ltd.
Series 2018-CRE1, Class A,
1-Month LIBOR + 1.13%, 3.41% (A), 05/15/2028 (B)	1,600,000	1,601,519
LP Credit Card ABS Master Trust Series 2018-1, Class A,
1-Month LIBOR + 1.55%, 3.83% (A), 08/20/2024 (B)	1,718,104	1,718,194
Merrill Lynch Mortgage Investors Trust Series 2006-FM1, Class A2C,
1-Month LIBOR + 0.16%, 2.44% (A), 04/25/2037	1,806,321	1,136,465

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Morgan Stanley Mortgage Loan Trust
Series 2007-10XS, Class A1,
6.00% (A), 07/25/2047	$ 144,324	$ 113,228
Series 2007-8XS, Class A1,
5.75% (A), 04/25/2037	198,475	135,861
Mountain Hawk III CLO, Ltd.
Series 2014-3A, Class AR,
3-Month LIBOR + 1.20%, 3.64% (A), 04/18/2025 (B)	845,782	846,309
Mountain View CLO, Ltd.
Series 2014-1A, Class ARR,
3-Month LIBOR + 0.80%, 3.24% (A), 10/15/2026 (B)	2,200,000	2,196,352
Navient Private Education Loan Trust
Series 2015-CA, Class A,
1-Month LIBOR + 1.50%, 3.78% (A), 01/16/2035 (B)	221,447	221,785
Series 2018-CA, Class A1,
3.01%, 06/16/2042 (B)	1,680,149	1,672,550
Nelnet Student Loan Trust
Series 2010-1A, Class A,
3-Month LIBOR + 0.80%, 3.11% (A), 11/25/2048 (B)	541,742	548,017
Series 2010-3A, Class A,
3-Month LIBOR + 0.78%, 3.27% (A), 07/27/2048 (B)	782,470	789,811
New Century Home Equity Loan Trust
Series 2006-1, Class A2B,
1-Month LIBOR + 0.18%, 2.46% (A), 05/25/2036	70,884	66,218
Oak Hill Credit Partners X, Ltd.
Series 2014-10A, Class AR,
3-Month LIBOR + 1.13%, 3.60% (A), 07/20/2026 (B)	1,348,802	1,349,409
Oaktree CLO, Ltd.
Series 2014-2A, Class A1AR,
3-Month LIBOR + 1.22%, 3.69% (A), 10/20/2026 (B)	1,200,000	1,200,732
Octagon Investment Partners XIX, Ltd.
Series 2014-1A, Class AR,
3-Month LIBOR + 1.10%, 3.54% (A), 04/15/2026 (B)	832,491	832,831
Octagon Investment Partners XXIII, Ltd.
Series 2015-1A, Class A1R,
3-Month LIBOR + 0.85%, 3.29% (A), 07/15/2027 (B)	1,000,000	996,057
Option One Mortgage Loan Trust
Series 2007-4, Class 2A4,
1-Month LIBOR + 0.31%, 2.59% (A), 04/25/2037	4,481,529	3,108,720
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCW2, Class M2,
1-Month LIBOR + 0.80%, 3.08% (A), 07/25/2035	500,000	501,873
Popular ABS Mortgage Pass-Through Trust Series 2006-A, Class M1,
1-Month LIBOR + 0.39%, 2.67% (A), 02/25/2036	500,000	494,902

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Securitized Asset-Backed Receivables LLC Trust Series 2007-HE1, Class A2A,
1-Month LIBOR + 0.06%, 2.34% (A), 12/25/2036	$ 63,858	$ 22,707
SLM Student Loan Trust
Series 2005-4, Class A3,
3-Month LIBOR + 0.12%, 2.61% (A), 01/25/2027	1,136,893	1,132,915
Series 2007-2, Class A3,
3-Month LIBOR + 0.04%, 2.53% (A), 01/25/2019	58,004	57,948
Series 2007-3, Class A3,
3-Month LIBOR + 0.04%, 2.53% (A), 04/25/2019	335,791	334,832
SoFi Consumer Loan Program LLC Series 2016-3, Class A, 3.05%, 12/26/2025 (B)	586,540	584,067
SoFi Professional Loan Program LLC Series 2017-B, Class A1FX, 1.83%, 05/25/2040 (B)	499,992	496,769
SoFi Professional Loan Program Trust Series 2018-B, Class A1FX, 2.64%, 08/25/2047 (B)	1,064,471	1,056,630
Sound Point CLO, Ltd.
Series 2015-3A, Class AR,
3-Month LIBOR + 0.89%, 3.36% (A), 01/20/2028 (B)	1,800,000	1,796,305
Specialty Underwriting & Residential Finance Trust Series 2004-BC2, Class M1,
1-Month LIBOR + 0.83%, 3.11% (A), 05/25/2035	2,487,467	2,481,224
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (B)	704,271	698,605
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC1, Class A6,
1-Month LIBOR + 0.27%, 2.55% (A), 03/25/2036	1,000,000	906,133
Sudbury Mill CLO, Ltd.
Series 2013-1A, Class A1R,
3-Month LIBOR + 1.15%, 3.60% (A), 01/17/2026 (B)	894,963	895,435
Series 2013-1A, Class A2R,
3-Month LIBOR + 1.17%, 3.62% (A), 01/17/2026 (B)	894,963	895,474
Telos CLO, Ltd. Series 2014-5A, Class A1R,
3-Month LIBOR + 0.95%, 3.40% (A), 04/17/2028 (B)	1,900,000	1,897,994
Tralee CLO V, Ltd. Series 2018-5A, Class A1,
3-Month LIBOR + 1.11%, 3.87% (A), 10/20/2028 (B) (E)	2,300,000	2,299,900
Trillium Credit Card Trust II Series 2018-1A, Class A,
1-Month LIBOR + 0.25%, 2.54% (A), 02/27/2023 (B)	2,600,000	2,599,638

	Principal	Value
ASSET-BACKED SECURITIES (continued)
U.S. Small Business Administration
Series 2003-20I, Class 1, 5.13%, 09/01/2023	$ 5,068	$ 5,199
Series 2004-20C, Class 1, 4.34%, 03/01/2024	41,482	41,890
Venture XII CLO, Ltd. Series 2012-12A, Class ARR,
3-Month LIBOR + 0.80%, 3.11% (A), 02/28/2026 (B)	1,900,000	1,893,660
Wellfleet CLO, Ltd. Series 2015-1A, Class A1R,
3-Month LIBOR + 1.14%, 3.61% (A), 10/20/2027 (B)	2,300,000	2,299,982
Wells Fargo Home Equity Asset-Backed Securities Trust Series 2005-4, Class M2,
1-Month LIBOR + 0.48%, 2.76% (A), 12/25/2035	6,500,000	6,503,240
Westlake Automobile Receivables Trust
Series 2017-1A, Class A2, 1.78%, 04/15/2020 (B)	52,526	52,501
Series 2018-3A, Class A1, 2.53%, 09/16/2019 (B)	1,755,316	1,754,466
Series 2018-3A, Class A2A, 2.98%, 01/18/2022 (B)	2,500,000	2,496,293
WhiteHorse X, Ltd. Series 2015-10A, Class A1R,
3-Month LIBOR + 0.93%, 3.38% (A), 04/17/2027 (B)	1,700,000	1,699,983
World Omni Automobile Lease Securitization Trust Series 2017-A, Class A2, 1.68%, 12/16/2019	534,637	533,254

Total Asset-Backed Securities (Cost $108,043,905)		114,750,584

CERTIFICATES OF DEPOSIT - 0.8%
Banks - 0.8%
Barclays Bank PLC
3-Month LIBOR + 0.40%, 2.88% (A), 10/25/2019	3,800,000	3,800,000
Lloyds Bank Corporate Markets PLC
3-Month LIBOR + 0.50%, 2.91% (A), 10/26/2020	1,900,000	1,900,000

Total Certificates of Deposit (Cost $5,700,000)		5,700,000

CORPORATE DEBT SECURITIES - 51.4%
Aerospace & Defense - 0.5%
Textron, Inc.
3-Month LIBOR + 0.55%, 2.89% (A), 11/10/2020	1,500,000	1,498,115
United Technologies Corp. 3.65%, 08/16/2023	1,900,000	1,882,210

		3,380,325

Airlines - 0.5%
Delta Air Lines, Inc. 2.60%, 12/04/2020	2,200,000	2,150,871

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Airlines (continued)
Latam Airlines Pass-Through Trust 4.20%, 08/15/2029	$ 1,283,401	$ 1,236,852

		3,387,723

Banks - 16.4%
AIB Group PLC 4.75%, 10/12/2023 (B)	1,900,000	1,893,923
Australia & New Zealand Banking Group, Ltd.
3-Month LIBOR + 0.46%, 2.77% (A), 05/17/2021 (B) (F)	1,500,000	1,500,785
3.30%, 05/17/2021 (F)	1,600,000	1,590,051
Banco Bilbao Vizcaya Argentaria SA
Fixed until 02/19/2019 (G), 7.00% (A) (H)	EUR 1,400,000	1,600,616
Bank of America Corp.
Fixed until 12/20/2022, 3.00% (A), 12/20/2023	$ 4,319,000	4,155,738
3-Month LIBOR + 0.79%, 3.11% (A), 03/05/2024, MTN	1,000,000	992,865
Fixed until 05/17/2021, 3.50% (A), 05/17/2022, MTN	2,000,000	1,990,546
Fixed until 07/23/2023, 3.86% (A), 07/23/2024, MTN	1,900,000	1,884,542
Banque Federative du Credit Mutuel SA
3-Month LIBOR + 0.96%, 3.43% (A), 07/20/2023 (B)	2,200,000	2,213,923
Barclays Bank PLC 7.63%, 11/21/2022	3,900,000	4,163,250
10.18%, 06/12/2021 (B)	1,840,000	2,090,511
Barclays PLC
Fixed until 10/06/2022, 2.38% (A), 10/06/2023, MTN (H)	GBP 600,000	753,254
3.68%, 01/10/2023	$ 1,100,000	1,064,853
Fixed until 09/15/2019 (G), 6.50% (A)	EUR 800,000	932,035
Fixed until 12/15/2018 (G), 8.25% (A)	$ 1,500,000	1,508,133
CitiBank NA 3.40%, 07/23/2021	1,900,000	1,891,869
Citigroup, Inc. 2.05%, 06/07/2019	300,000	298,230
2.75%, 04/25/2022	1,700,000	1,643,345
3-Month LIBOR + 0.93%, 3.25% (A), 06/07/2019	900,000	903,913
3-Month LIBOR + 1.02%, 3.34% (A), 06/01/2024	1,600,000	1,604,660
3-Month LIBOR + 1.43%, 3.75% (A), 09/01/2023	500,000	510,525
3-Month LIBOR + 1.38%, 3.77% (A), 03/30/2021	300,000	306,140
Compass Bank
3-Month LIBOR + 0.73%, 3.06% (A), 06/11/2021	1,800,000	1,803,319
3.50%, 06/11/2021	1,800,000	1,785,149
Cooperatieve Rabobank UA 6.88%, 03/19/2020 (H)	EUR 3,300,000	4,060,915
Dexia Credit Local SA 2.38%, 09/20/2022 (B)	$ 1,500,000	1,443,916

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Discover Bank 2.60%, 11/13/2018	$ 1,400,000	$ 1,399,751
4.20%, 08/08/2023	1,800,000	1,795,468
HSBC Holdings PLC
3-Month LIBOR + 0.60%, 2.92% (A), 05/18/2021	1,600,000	1,601,773
ING Bank NV 2.63%, 12/05/2022 (B)	800,000	775,650
ING Groep NV 4.10%, 10/02/2023	2,100,000	2,085,945
JPMorgan Chase & Co. 2.40%, 06/07/2021	1,500,000	1,461,345
3-Month LIBOR + 0.61%, 2.95% (A), 06/18/2022	2,200,000	2,199,978
3-Month LIBOR + 0.90%, 3.39% (A), 04/25/2023	1,700,000	1,709,350
Fixed until 06/18/2021, 3.51% (A), 06/18/2022	2,200,000	2,196,251
Fixed until 07/23/2023, 3.80% (A), 07/23/2024	1,800,000	1,787,974
JPMorgan Chase Bank NA
3-Month LIBOR + 0.25%, 2.59% (A), 02/13/2020	1,900,000	1,900,601
3-Month LIBOR + 0.55%, 2.73% (A), 10/19/2020	1,900,000	1,900,308
KeyBank NA 3.35%, 06/15/2021	2,200,000	2,192,650
Lloyds Bank PLC 3.30%, 05/07/2021	1,400,000	1,388,661
Fixed until 12/16/2024 (G), 12.00% (A) (B)	2,200,000	2,640,959
Lloyds Banking Group PLC 2.25%, 10/16/2024, MTN (H)	GBP 400,000	495,474
4.00%, 03/07/2025, MTN	AUD 2,500,000	1,766,263
Fixed until 06/27/2019 (G), 7.00% (A) (H)	GBP 1,200,000	1,558,765
Fixed until 06/27/2023 (G), 7.63% (A) (H)	700,000	948,425
Mitsubishi UFJ Financial Group, Inc. 3.46%, 03/02/2023	$ 1,600,000	1,577,601
3-Month LIBOR + 1.88%, 4.20% (A), 03/01/2021	658,000	679,132
Mizuho Financial Group, Inc.
Fixed until 09/11/2023, 3.92% (A), 09/11/2024	2,100,000	2,089,731
National Australia Bank, Ltd. 2.25%, 03/16/2021 (B)	1,400,000	1,365,785
3.63%, 06/20/2023	1,900,000	1,882,900
Natwest Markets PLC 0.63%, 03/02/2022, MTN (H)	EUR 1,700,000	1,895,564
Royal Bank of Canada 2.30%, 03/22/2021	$ 1,400,000	1,368,947
Royal Bank of Scotland Group PLC
3-Month LIBOR + 1.55%, 3.92% (A), 06/25/2024	1,800,000	1,802,639
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	1,300,000	1,266,043
Santander UK PLC 2.13%, 11/03/2020	1,500,000	1,457,741

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Skandinaviska Enskilda Banken AB
3-Month LIBOR + 0.43%, 2.74% (A), 05/17/2021 (B)	$ 1,600,000	$ 1,598,834
3.25%, 05/17/2021 (B)	1,600,000	1,588,640
Societe Generale SA 4.25%, 09/14/2023 (B)	1,800,000	1,785,613
Fixed until 11/29/2018 (G), 8.25% (A), MTN (H)	1,300,000	1,304,069
Standard Chartered PLC
Fixed until 01/20/2022, 4.25% (A), 01/20/2023 (B) (E)	1,900,000	1,897,540
Sumitomo Mitsui Banking Corp.
3-Month LIBOR + 0.37%, 2.81% (A), 10/16/2020	2,300,000	2,300,168
Sumitomo Mitsui Trust Bank, Ltd.
3-Month LIBOR + 0.51%, 2.83% (A), 03/06/2019 (B)	1,400,000	1,401,458
Svenska Handelsbanken AB 3.35%, 05/24/2021, MTN	1,700,000	1,690,163
Synchrony Bank 3.65%, 05/24/2021	1,700,000	1,684,565
Toronto-Dominion Bank 2.25%, 03/15/2021 (B)	2,000,000	1,952,600
3.35%, 10/22/2021 (B) (E) (F)	2,300,000	2,298,465
Wells Fargo & Co. 2.63%, 07/22/2022, MTN	2,300,000	2,207,169
3.00%, 02/19/2025, MTN	1,900,000	1,778,238
3-Month LIBOR + 3.77%, 6.10% (A), 12/15/2018 (G)	3,400,000	3,425,500
Wells Fargo Bank NA
Fixed until 07/23/2020, 3.33% (A), 07/23/2021	1,800,000	1,793,787
Westpac Banking Corp. 3.05%, 05/15/2020	1,600,000	1,594,633

		122,080,122

Beverages - 0.7%
Bacardi, Ltd. 4.45%, 05/15/2025 (B)	1,200,000	1,179,663
Keurig Dr. Pepper, Inc. 4.06%, 05/25/2023 (B) (E)	1,700,000	1,690,875
Pernod Ricard SA 4.25%, 07/15/2022 (B)	700,000	709,160
Suntory Holdings, Ltd. 2.55%, 06/28/2022 (B)	1,600,000	1,525,182

		5,104,880

Biotechnology - 0.7%
AbbVie, Inc. 2.50%, 05/14/2020	1,253,000	1,236,635
2.90%, 11/06/2022	2,547,000	2,465,523
Celgene Corp. 2.88%, 08/15/2020	1,500,000	1,483,447

		5,185,605

Capital Markets - 5.6%
Blackstone CQP Holdco, LP 6.00%, 08/18/2021 (B) (E)	1,600,000	1,597,898
Credit Suisse Group AG
3-Month LIBOR + 1.24%, 3.57% (A), 06/12/2024 (B)	1,800,000	1,803,631

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Credit Suisse Group Funding Guernsey, Ltd. 2.75%, 03/26/2020	$ 1,200,000	$ 1,187,446
3.13%, 12/10/2020	1,400,000	1,384,195
3.75%, 03/26/2025	1,600,000	1,531,454
3.80%, 09/15/2022 - 06/09/2023	2,700,000	2,659,545
Deutsche Bank AG
3-Month LIBOR + 0.50%, 0.18% (A), 12/07/2020, MTN (H)	EUR 1,400,000	1,567,304
2.70%, 07/13/2020	$ 1,500,000	1,465,723
3-Month LIBOR + 1.45%, 3.89% (A), 01/18/2019 (F)	1,400,000	1,400,878
3.95%, 02/27/2023	1,900,000	1,827,766
4.25%, 02/04/2021 - 10/14/2021	4,600,000	4,570,462
Goldman Sachs Group, Inc. 3.20%, 02/23/2023	1,600,000	1,553,848
3-Month LIBOR + 1.10%, 3.41% (A), 11/15/2018, MTN	1,300,000	1,300,536
3-Month LIBOR + 1.17%, 3.48% (A), 05/15/2026	1,600,000	1,594,736
3-Month LIBOR + 1.20%, 3.53% (A), 09/15/2020	1,600,000	1,622,254
Morgan Stanley
3-Month LIBOR + 0.55%, 2.89% (A), 02/10/2021, MTN	1,800,000	1,800,900
3-Month LIBOR + 1.18%, 3.65% (A), 01/20/2022	1,600,000	1,618,011
Fixed until 04/24/2023, 3.74% (A), 04/24/2024	1,900,000	1,876,063
UBS AG
3-Month LIBOR + 0.58%, 2.91% (A), 06/08/2020 (B)	2,600,000	2,608,944
7.63%, 08/17/2022	600,000	657,000
UBS Group Funding Switzerland AG 3.00%, 04/15/2021 (B)	3,800,000	3,739,824
4.13%, 09/24/2025 (B)	2,200,000	2,164,362

		41,532,780

Chemicals - 0.6%
Syngenta Finance NV 3.70%, 04/24/2020 (B)	1,700,000	1,693,631
3.93%, 04/23/2021 (B)	1,200,000	1,194,003
5.18%, 04/24/2028 (B)	1,300,000	1,229,726

		4,117,360

Construction & Engineering - 0.1%
Odebrecht Offshore Drilling Finance, Ltd. 6.72%, 12/01/2022 (B)	503,635	480,972
PIK Rate 1.00%, Cash Rate 6.72%, 7.72%, 12/01/2026 (B) (I)	1,741,733	526,892
Odebrecht Oil & Gas Finance, Ltd. Zero Coupon, 12/03/2018 (B) (G)	266,175	4,820

		1,012,684

Consumer Finance - 3.4%
American Express Co. 3.38%, 05/17/2021	1,600,000	1,596,055
3.40%, 02/27/2023	1,900,000	1,862,676

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Capital One Financial Corp. 4.25%, 04/30/2025	$ 1,500,000	$ 1,477,992
Daimler Finance North America LLC 3.35%, 05/04/2021 (B)	1,600,000	1,588,257
Ford Motor Credit Co. LLC
3-Month LIBOR + 0.83%, 3.16% (A), 03/12/2019	600,000	600,390
3-Month LIBOR + 0.93%, 3.30% (A), 09/24/2020, MTN	2,600,000	2,599,026
3-Month LIBOR + 1.24%, 3.55% (A), 02/15/2023	1,200,000	1,167,561
General Motors Financial Co., Inc.
2.45%, 11/06/2020	1,900,000	1,848,612
3-Month LIBOR + 0.54%, 2.88% (A), 11/06/2020	1,300,000	1,295,953
3.20%, 07/13/2020	1,500,000	1,486,725
3-Month LIBOR + 0.93%, 3.37% (A), 04/13/2020	1,700,000	1,707,868
3.55%, 04/09/2021	1,600,000	1,585,587
Harley-Davidson Financial Services, Inc. 3.55%, 05/21/2021 (B)	1,700,000	1,687,559
John Deere Capital Corp. 3.45%, 06/07/2023, MTN	1,900,000	1,889,262
Navient Corp.
5.00%, 10/26/2020	900,000	904,950
5.88%, 03/25/2021	300,000	303,000
Springleaf Finance Corp. 8.25%, 12/15/2020	1,200,000	1,284,000
Volkswagen Group of America Finance LLC 2.45%, 11/20/2019 (B)	700,000	693,028

		25,578,501

Diversified Consumer Services - 0.2%
Nationwide Building Society
Fixed until 03/08/2023, 3.77% (A), 03/08/2024 (B)	1,900,000	1,847,837

Diversified Financial Services - 2.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.13%, 07/03/2023	1,800,000	1,780,337
5.00%, 10/01/2021	1,800,000	1,846,652
Aviation Capital Group LLC
2.88%, 01/20/2022 (B)	1,900,000	1,836,378
4.13%, 08/01/2025 (B)	1,400,000	1,368,624
LeasePlan Corp. NV 2.88%, 01/22/2019 (B)	1,500,000	1,498,819
SMBC Aviation Capital Finance DAC
3.00%, 07/15/2022 (B)	1,600,000	1,535,907
4.13%, 07/15/2023 (B)	1,800,000	1,790,043
Tayarra, Ltd. 3.63%, 02/15/2022	2,902,471	2,925,292
Washington Prime Group, LP 5.95%, 08/15/2024 (F)	3,800,000	3,506,944

		18,088,996

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 2.3%
AT&T, Inc.
3-Month LIBOR + 0.95%, 3.39% (A), 07/15/2021	$ 1,500,000	$ 1,516,274
3-Month LIBOR + 1.18%, 3.51% (A), 06/12/2024	1,800,000	1,804,993
5.00%, 03/01/2021	1,700,000	1,750,133
Deutsche Telekom International Finance BV 1.95%, 09/19/2021 (B)	1,600,000	1,523,942
Sprint Capital Corp. 6.90%, 05/01/2019	3,000,000	3,039,270
Telstra Corp., Ltd. 4.80%, 10/12/2021 (B)	1,800,000	1,848,065
United Group BV 4.38%, 07/01/2022 (B)	EUR 1,300,000	1,515,055
Verizon Communications, Inc. 3.38%, 02/15/2025	$ 4,590,000	4,431,105

		17,428,837

Electric Utilities - 2.1%
Duke Energy Corp.
3-Month LIBOR + 0.50%, 2.82% (A), 05/14/2021 (B) (E)	1,700,000	1,704,330
3.55%, 09/15/2021	1,100,000	1,099,285
Electricite de France SA 4.60%, 01/27/2020 (B)	1,500,000	1,525,545
FirstEnergy Corp. 2.85%, 07/15/2022	1,500,000	1,445,637
NextEra Energy Capital Holdings, Inc.
3-Month LIBOR + 0.32%, 2.64% (A), 09/03/2019	2,600,000	2,603,081
Oncor Electric Delivery Co. LLC 4.10%, 06/01/2022	1,500,000	1,528,697
PPL Capital Funding, Inc. 3.50%, 12/01/2022	2,000,000	1,974,324
Progress Energy, Inc. 4.88%, 12/01/2019	600,000	611,749
Southern Co.
3-Month LIBOR + 0.70%, 3.04% (A), 09/30/2020 (B)	2,000,000	2,004,681
Southern Power Co. 1.95%, 12/15/2019	900,000	885,862

		15,383,191

Entertainment - 0.2%
Activision Blizzard, Inc. 2.30%, 09/15/2021	1,600,000	1,548,709

Equity Real Estate Investment Trusts - 1.8%
AvalonBay Communities, Inc. 3.50%, 11/15/2024, MTN	1,595,000	1,573,305
Crown Castle International Corp.
3.40%, 02/15/2021	1,850,000	1,838,266
3.70%, 06/15/2026	1,700,000	1,605,678
4.88%, 04/15/2022	900,000	927,115
Digital Realty Trust, LP
2.75%, 02/01/2023	1,400,000	1,337,267
4.45%, 07/15/2028	1,900,000	1,867,135
National Retail Properties, Inc. 3.50%, 10/15/2027	1,600,000	1,492,785

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Simon Property Group, LP 2.50%, 09/01/2020	$ 2,500,000	$ 2,465,139

		13,106,690

Food Products - 1.4%
Campbell Soup Co. 3.30%, 03/15/2021	1,900,000	1,880,735
ConAgra Brands, Inc. 3.80%, 10/22/2021	1,900,000	1,901,754
Danone SA
2.59%, 11/02/2023 (B)	3,294,000	3,097,372
3.00%, 06/15/2022 (B)	1,100,000	1,071,964
Kraft Heinz Foods Co.
4.00%, 06/15/2023	2,200,000	2,188,295

		10,140,120

Health Care Equipment & Supplies - 0.6%
Becton Dickinson and Co.
2.13%, 06/06/2019	1,600,000	1,589,651
Boston Scientific Corp.
3.38%, 05/15/2022	1,600,000	1,578,508
Medtronic, Inc. 2.50%, 03/15/2020	1,300,000	1,288,175

		4,456,334

Health Care Providers & Services - 0.8%
Aetna, Inc. 2.75%, 11/15/2022	2,000,000	1,918,302
Centene Corp. 5.38%, 06/01/2026 (B)	1,200,000	1,218,000
CVS Health Corp. 3.13%, 03/09/2020	1,900,000	1,895,643
3.50%, 07/20/2022	1,300,000	1,285,482

		6,317,427

Hotels, Restaurants & Leisure - 1.2%
GLP Capital, LP / GLP Financing II, Inc. 5.30%, 01/15/2029	2,400,000	2,358,000
McDonald’s Corp.
3-Month LIBOR + 0.43%, 2.94% (A), 10/28/2021, MTN	1,600,000	1,604,609
Sands China, Ltd. 5.13%, 08/08/2025 (B)	1,900,000	1,863,014
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.25%, 05/30/2023 (B)	1,500,000	1,425,000
5.50%, 03/01/2025 (B)	1,800,000	1,712,250

		8,962,873

Household Durables - 0.2%
D.R. Horton, Inc. 4.38%, 09/15/2022	1,800,000	1,811,378

Household Products - 0.5%
Reckitt Benckiser Treasury Services PLC 2.38%, 06/24/2022 (B)	3,900,000	3,727,285

Independent Power & Renewable Electricity Producers - 0.1%
Exelon Generation Co. LLC 5.20%, 10/01/2019	500,000	508,882

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Industrial Conglomerates - 0.1%
General Electric Co.
Fixed until 01/21/2021 (G), 5.00% (A) (F)	$ 1,100,000	$ 1,018,875

Insurance - 0.8%
Allstate Corp.
3-Month LIBOR + 0.63%, 3.02% (A), 03/29/2023	1,300,000	1,302,656
Ambac LSNI LLC
3-Month LIBOR + 5.00%, 7.40% (A), 02/12/2023 (B)	2,193,082	2,217,754
Jackson National Life Global Funding
3-Month LIBOR + 0.48%, 2.81% (A), 06/11/2021 (B)	1,500,000	1,505,716
New York Life Global Funding 2.90%, 01/17/2024 (B)	1,000,000	962,850

		5,988,976

Internet & Direct Marketing Retail - 0.7%
Amazon.com, Inc. 4.25%, 08/22/2057	700,000	655,105
eBay, Inc. 2.15%, 06/05/2020	3,000,000	2,947,055
2.88%, 08/01/2021	600,000	589,078
3.80%, 03/09/2022	1,200,000	1,202,604

		5,393,842

IT Services - 0.1%
DXC Technology Co.
3-Month LIBOR + 0.95%, 3.27% (A), 03/01/2021	1,000,000	1,000,023

Machinery - 0.4%
CNH Industrial Capital LLC 4.38%, 11/06/2020 (F)	1,300,000	1,313,811
Wabtec Corp.
3-Month LIBOR + 1.05%, 3.38% (A), 09/15/2021	1,700,000	1,702,881

		3,016,692

Media - 1.2%
Altice France SA 5.88%, 02/01/2027 (B)	EUR 1,200,000	1,399,956
7.38%, 05/01/2026 (B)	$ 900,000	861,471
Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020	1,800,000	1,797,036
4.46%, 07/23/2022	600,000	607,032
Interpublic Group Cos., Inc. 3.50%, 10/01/2020 (F)	2,200,000	2,197,567
Virgin Media Receivables Financing Notes I DAC 5.50%, 09/15/2024 (H)	GBP 1,400,000	1,778,434

		8,641,496

Multi-Utilities - 0.2%
Sempra Energy 2.40%, 03/15/2020	$ 1,900,000	1,875,298

Oil, Gas & Consumable Fuels - 1.1%
Continental Resources, Inc. 5.00%, 09/15/2022	480,000	484,718

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc.
3-Month LIBOR + 0.70%, 3.03% (A), 06/15/2020	$ 1,500,000	$ 1,501,602
Energy Transfer Operating, LP 4.15%, 10/01/2020	800,000	806,816
Marathon Oil Corp. 2.80%, 11/01/2022	1,000,000	953,045
Petrobras Global Finance BV 6.13%, 01/17/2022 (F)	408,000	422,790
Plains All American Pipeline, LP / PAA Finance Corp. 3.65%, 06/01/2022	1,706,000	1,672,050
Sabine Pass Liquefaction LLC 5.63%, 02/01/2021	1,500,000	1,552,092
5.75%, 05/15/2024	1,000,000	1,059,037

		8,452,150

Pharmaceuticals - 1.1%
Bayer US Finance II LLC
3-Month LIBOR + 0.63%, 3.00% (A), 06/25/2021 (B)	1,900,000	1,900,713
3-Month LIBOR + 1.01%, 3.34% (A), 12/15/2023 (B)	2,200,000	2,191,292
Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/2019	1,500,000	1,481,452
Teva Pharmaceutical Finance Netherlands II BV 4.50%, 03/01/2025	EUR 1,100,000	1,308,453
Teva Pharmaceutical Finance Netherlands III BV 6.00%, 04/15/2024	$ 1,100,000	1,092,133

		7,974,043

Professional Services - 0.3%
Equifax, Inc.
3-Month LIBOR + 0.87%, 3.18% (A), 08/15/2021	2,100,000	2,112,512

Real Estate Management & Development - 0.1%
Tesco Property Finance 6 PLC 5.41%, 07/13/2044 (H)	GBP 772,876	1,124,343

Semiconductors & Semiconductor Equipment - 0.5%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.20%, 01/15/2021	$ 1,900,000	1,836,218
3.00%, 01/15/2022	2,300,000	2,226,525

		4,062,743

Software - 0.3%
VMware, Inc. 2.95%, 08/21/2022	2,400,000	2,297,691

Specialty Retail - 0.1%
QVC, Inc. 5.13%, 07/02/2022	800,000	809,699

Technology Hardware, Storage & Peripherals - 0.6%
Dell International LLC / EMC Corp. 4.42%, 06/15/2021 (B)	2,000,000	2,016,593
5.45%, 06/15/2023 (B)	1,200,000	1,243,754

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
Hewlett Packard Enterprise Co.
3-Month LIBOR + 0.72%, 3.06% (A), 10/05/2021	$ 1,500,000	$ 1,500,646

		4,760,993

Tobacco - 0.8%
BAT Capital Corp. 2.30%, 08/14/2020 (B)	2,600,000	2,544,372
2.76%, 08/15/2022 (B)	1,000,000	957,151
BAT International Finance PLC 2.75%, 06/15/2020 (B)	500,000	494,232
Imperial Brands Finance PLC 3.75%, 07/21/2022 (B)	297,000	293,563
Reynolds American, Inc. 4.00%, 06/12/2022	1,800,000	1,803,494

		6,092,812

Transportation Infrastructure - 0.3%
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.30%, 04/01/2021 (B)	1,900,000	1,877,551

Wireless Telecommunication Services - 0.4%
Sprint Communications, Inc. 7.00%, 03/01/2020 (B)	900,000	932,625
Vodafone Group PLC
3-Month LIBOR + 0.99%, 3.43% (A), 01/16/2024	1,700,000	1,694,563

		2,627,188

Total Corporate Debt Securities (Cost $388,882,178)		383,835,466

FOREIGN GOVERNMENT OBLIGATIONS - 2.8%
Argentina - 0.2%
Bonos de la Nacion Argentina CON Ajuste por CER 4.00%, 03/06/2020	ARS 43,200,000	1,456,044

Brazil - 1.4%
Brazil Letras do Tesouro Nacional
Zero Coupon, 01/01/2019	BRL 39,500,000	10,507,287

Germany - 0.1%
Bundesobligation
Zero Coupon, 04/17/2020 (H)	EUR 300,000	343,272

Greece - 0.1%
Hellenic Republic Government Bond 4.75%, 04/17/2019 (B) (H)	900,000	1,036,038

Japan - 0.8%
Japan Bank for International Cooperation 2.88%, 07/21/2027	$ 1,700,000	1,606,082
Japan Finance Organization for Municipalities 2.63%, 04/20/2022 (B)	1,400,000	1,360,178
3.38%, 09/27/2023 (B)	2,900,000	2,884,734

		5,850,994

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Kuwait - 0.2%
Kuwait International Government Bond 2.75%, 03/20/2022 (B)	$ 1,400,000	$ 1,360,744

Total Foreign Government Obligations (Cost $21,809,719)		20,554,379

MORTGAGE-BACKED SECURITIES - 5.5%
Alternative Loan Trust
Series 2005-J12, Class 2A1,
1-Month LIBOR + 0.27%, 2.55% (A), 08/25/2035	1,051,231	727,345
Series 2006-30T1, Class 1A3,
6.25%, 11/25/2036	141,380	122,253
Series 2006-J8, Class A2,
6.00%, 02/25/2037	160,781	113,611
Series 2006-OA12, Class A1B,
1-Month LIBOR + 0.19%, 2.47% (A), 09/20/2046	789,754	672,113
Series 2006-OC7, Class 2A2A,
1-Month LIBOR + 0.17%, 2.45% (A), 07/25/2046	852,807	814,559
Series 2006-OC8, Class 2A2B,
1-Month LIBOR + 0.17%, 2.45% (A), 11/25/2036	530,040	509,975
Series 2007-2CB, Class 1A13,
1-Month LIBOR + 1.00%, 5.75% (A), 03/25/2037	215,401	184,752
Series 2007-HY4, Class 1A1,
3.72% (A), 06/25/2037	388,153	332,877
Series 2007-J1, Class 2A8,
6.00%, 03/25/2037	1,467,388	974,972
Ashford Hospitality Trust
Series 2018-AHT1, Class A,
1-Month LIBOR + 1.00%, 3.28% (A), 05/15/2035 (B)	2,200,000	2,206,571
Banc of America Funding Trust
Series 2005-D, Class A1,
4.23% (A), 05/25/2035	155,208	162,301
Series 2006-J, Class 4A1,
4.03% (A), 01/20/2047	30,158	28,742
BBCMS Trust
Series 2015-STP, Class A,
3.32%, 09/10/2028 (B)	2,333,575	2,328,006
BCAP LLC Trust
Series 2011-RR8, Class 2A1,
3.79% (A), 08/26/2037 (B)	402,540	403,077
Bear Stearns Alt-A Trust
Series 2006-6, Class 31A1,
4.50% (A), 11/25/2036	959,661	886,901
Series 2006-6, Class 32A1,
3.92% (A), 11/25/2036	186,565	155,764
Bear Stearns ARM Trust
Series 2003-5, Class 2A1,
4.21% (A), 08/25/2033	138,610	138,969
Series 2003-8, Class 2A1,
3.85% (A), 01/25/2034	4,498	4,607
Series 2003-8, Class 4A1,
4.37% (A), 01/25/2034	48,703	49,064

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns ARM Trust (continued)
Series 2006-4, Class 1A1,
4.49% (A), 10/25/2036	$ 64,562	$ 62,028
Bear Stearns Structured Products, Inc. Trust
Series 2007-R6, Class 1A1,
3.55% (A), 01/26/2036	117,753	106,923
CGMS Commercial Mortgage Trust
Series 2017-MDRA, Class A,
3.66%, 07/10/2030 (B)	1,900,000	1,864,155
Chevy Chase Funding LLC Mortgage-Backed Certificates
Series 2004-3A, Class A1,
1-Month LIBOR + 0.25%, 2.53% (A), 08/25/2035 (B)	64,569	64,199
CHL Mortgage Pass-Through Trust
Series 2002-30, Class M,
3.88% (A), 10/19/2032	5,166	4,978
Series 2004-12, Class 12A1,
4.17% (A), 08/25/2034	55,842	54,629
Citigroup Commercial Mortgage Trust
Series 2015-SHP2, Class A,
1-Month LIBOR + 1.28%, 3.56% (A), 07/15/2027 (B)	1,800,000	1,798,868
Citigroup Mortgage Loan Trust
Series 2005-6, Class A2,
1-Year CMT + 2.15%, 4.24% (A), 09/25/2035	53,505	54,219
Series 2009-3, Class 5A3,
6.00% (A), 02/25/2037 (B)	751,682	668,003
CitiMortgage Alternative Loan Trust
Series 2006-A7, Class 1A9,
1-Month LIBOR + 0.65%, 2.93% (A), 12/25/2036	1,342,435	1,085,784
COMM Mortgage Trust
Series 2015-CR26, Class ASB,
3.37%, 10/10/2048	1,400,000	1,385,522
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-P1A, Class A,
2.67% (A), 03/25/2032 (B)	223	213
Series 2003-AR15, Class 2A1,
3.81% (A), 06/25/2033	229,808	230,171
Series 2003-AR28, Class 2A1,
3.83% (A), 12/25/2033	1,567,447	1,577,329
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
Series 2005-6, Class 2A3,
5.50%, 12/25/2035	249,512	223,014
First Horizon Alternative Mortgage Securities Trust
Series 2007-FA4, Class 1A8,
6.25%, 08/25/2037	139,369	107,491
First Horizon Mortgage Pass-Through Trust
Series 2005-AR3, Class 2A1,
4.28% (A), 08/25/2035	14,253	11,879
GS Mortgage Securities Corp. Trust
Series 2016-RENT, Class A,
3.20%, 02/10/2029 (B)	1,400,000	1,389,316

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1,
4.01% (A), 09/25/2035	$ 24,541	$ 25,023
HarborView Mortgage Loan Trust
Series 2005-14, Class 4A1A,
4.03% (A), 12/19/2035	180,834	146,713
Series 2006-6, Class 5A1A,
4.10% (A), 08/19/2036	83,728	78,538
Hilton USA Trust
Series 2016-SFP, Class A,
2.83%, 11/05/2035 (B)	1,700,000	1,632,591
IndyMac INDX Mortgage Loan Trust Series 2005-AR11, Class A3, 3.90% (A), 08/25/2035	995,023	896,632
JPMorgan Alternative Loan Trust Series 2006-A2, Class 1A1,
1-Month LIBOR + 0.18%, 2.46% (A), 05/25/2036	1,180,617	1,131,849
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2018-LAQ, Class A,
1-Month LIBOR + 1.00%, 3.28% (A), 06/15/2032 (B)	2,200,000	2,199,980
Series 2018-PHH, Class A,
1-Month LIBOR + 0.91%, 3.19% (A), 06/15/2035 (B)	1,800,000	1,797,157
Ludgate Funding PLC
Series 2007-1, Class A2A,
3-Month GBP LIBOR + 0.16%, 0.96% (A), 01/01/2061 (H)	GBP 1,557,977	1,883,018
MASTR Alternative Loan Trust Series 2006-2, Class 2A1,
1-Month LIBOR + 0.40%, 2.68% (A), 03/25/2036	$ 90,469	16,994
Merrill Lynch Mortgage Investors Trust Series 2005-3, Class 4A,
1-Month LIBOR + 0.25%, 2.53% (A), 11/25/2035	2,814	2,730
Morgan Stanley Capital I Trust Series 2014-CPT, Class AM, 3.40% (A), 07/13/2029 (B)	1,400,000	1,390,031
RALI Trust Series 2008-QR1, Class 1A1,
1-Month LIBOR + 1.40%, 3.68% (A), 08/25/2036	438,320	417,654
RBSSP Resecuritization Trust Series 2009-6, Class 2A1,
1-Month LIBOR + 0.15%, 3.69% (A), 01/26/2036 (B)	538,469	543,232
Reperforming Loan REMIC Trust
Series 2004-R1, Class 2A,
6.50%, 11/25/2034 (B)	121,612	120,106
Series 2005-R2, Class 1AF1,
1-Month LIBOR + 0.34%, 2.62% (A), 06/25/2035 (B)	354,563	342,080
RFMSI Trust Series 2003-S9, Class A1, 6.50%, 03/25/2032	641	654

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
RMAC Securities No. 1 PLC Series 2007-NS1X, Class A2B,
3-Month LIBOR + 0.15%, 2.48% (A), 06/12/2044 (H)	$ 1,956,352	$ 1,882,474
Sequoia Mortgage Trust
Series 2004-11, Class A2,
6-Month LIBOR + 0.64%, 3.14% (A), 12/20/2034	795,602	770,958
Series 2007-1, Class 1A1,
3.72% (A), 01/20/2047	219,283	177,414
Series 2007-3, Class 2AA1,
3.95% (A), 07/20/2037	1,178,479	1,124,044
Series 2010, Class 2A1,
1-Month LIBOR + 0.76%, 3.04% (A), 10/20/2027	6,134	5,873
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1,
4.33% (A), 09/25/2034	186,708	186,215
Series 2004-19, Class 2A1,
12-MTA + 1.40%, 3.35% (A), 01/25/2035	87,452	82,993
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1,
1-Month LIBOR + 0.25%, 2.53% (A), 07/19/2035	14,840	14,479
Series 2005-AR5, Class A2,
1-Month LIBOR + 0.25%, 2.53% (A), 07/19/2035	14,396	14,065
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.25%, 2.53% (A), 07/19/2035	36,842	35,836
Series 2005-AR8, Class A1A,
1-Month LIBOR + 0.28%, 2.56% (A), 02/25/2036	253,176	240,008
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1,
1-Month LIBOR + 0.66%, 2.94% (A), 09/19/2032	4,434	4,331
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-22A, Class 2A1, 4.25% (A), 06/25/2033	216,220	213,706
WaMu Mortgage Pass-Through Certificates Trust Series 2003-AR9, Class 2A, 4.41% (A), 09/25/2033	283,057	287,867
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-CC, Class A1,
3.84% (A), 01/25/2035	38,061	38,965
Series 2005-AR2, Class 1A1,
3.98% (A), 03/25/2035	726,738	737,395
Series 2006-AR1, Class 2A4,
3.97% (A), 03/25/2036	1,203,251	1,176,199
Series 2006-AR8, Class 2A4,
4.62% (A), 04/25/2036	65,552	65,755

Total Mortgage-Backed Securities (Cost $41,315,816)		41,188,739

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 0.6%
Illinois - 0.5%
City of Chicago, General Obligation Unlimited, Series B, 7.75%, 01/01/2042	$ 1,000,000	$ 1,060,660
State of Illinois, General Obligation Unlimited
6.63%, 02/01/2035	1,500,000	1,563,480
7.35%, 07/01/2035	1,015,000	1,104,858

		3,728,998

South Carolina - 0.0% (J)
South Carolina Student Loan Corp., Revenue Bonds, Series A-3,
3-Month LIBOR + 0.14%, 2.46% (A), 12/01/2023	155,348	155,345

West Virginia - 0.1%
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	955,000	935,060

Total Municipal Government Obligations (Cost $4,696,678)		4,819,403

U.S. GOVERNMENT AGENCY OBLIGATIONS - 58.7%
Federal Home Loan Mortgage Corp.
1-Year CMT + 2.22%, 3.47% (A), 11/01/2033	27,395	28,870
3.50%, TBA (K)	7,000,000	6,813,516
1-Year CMT + 2.23%, 3.92% (A), 03/01/2034	37,893	39,835
1-Year CMT + 2.26%, 3.94% (A), 01/01/2036	935,646	989,877
4.00%, TBA (K)	12,000,000	11,985,597
12-Month LIBOR + 1.35%, 4.09% (A), 09/01/2035	12,740	13,154
4.50%, 08/01/2025 - 05/01/2037	29,260	30,062
4.50%, TBA (K)	3,000,000	3,072,070
12-Month LIBOR + 1.87%, 4.62% (A), 09/01/2035	131,466	138,438
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.40%, 2.68% (A), 06/15/2041	1,141,795	1,147,871
6.50%, 04/15/2029	1,112	1,206
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 3.15% (A), 10/25/2044	160,699	160,852
12-MTA + 1.40%, 3.35% (A), 07/25/2044	157,694	159,138
6.50%, 07/25/2043	9,215	10,247
Federal National Mortgage Association
1-Month LIBOR + 0.35%, 2.57% (A), 09/25/2042	153,404	152,611
3.00%, TBA (K)	91,000,000	85,931,454
12-MTA + 1.20%, 3.04% (A), 03/01/2044 - 10/01/2044	492,119	488,897
3.31%, 07/01/2023	3,276,815	3,256,763
3.50%, 02/01/2027	129,500	129,604

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.50%, TBA (K)	$ 130,800,000	$ 127,436,972
1-Year CMT + 2.27%, 3.52% (A), 11/01/2033	20,252	21,449
12-Month LIBOR + 1.69%, 3.79% (A), 03/01/2034	81,931	85,658
1-Year CMT + 2.22%, 3.88% (A), 01/01/2028	11,787	12,340
4.00%, TBA (K)	152,000,000	151,772,111
12-Month LIBOR + 1.36%, 4.10% (A), 07/01/2035	63,711	65,839
1-Year CMT + 2.04%, 4.29% (A), 09/01/2035	159,225	167,498
1-Year CMT + 2.19%, 4.44% (A), 01/01/2026	1,623	1,629
4.50%, 12/01/2024	154,543	158,355
4.50%, TBA (K)	15,000,000	15,333,894
5.00%, 08/01/2020 - 10/01/2029	199,750	208,290
5.00%, TBA (K)	9,000,000	9,365,520
6.00%, 07/01/2035 - 06/01/2040	993,236	1,082,584
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.10%, 2.38% (A), 01/25/2021 (L)	0	0
1-Month LIBOR + 0.45%, 2.55% (A), 09/25/2046	708,265	709,095
6.30%, 10/17/2038	47,450	47,379
Federal National Mortgage Association REMIC, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 7.10%, 4.82% (A), 07/25/2034	364,412	48,007
Government National Mortgage Association
1-Month LIBOR + 0.60%, 2.71% (A), 08/20/2065 - 10/20/2065	3,405,379	3,420,795
3.00%, TBA (K)	1,000,000	956,680
1-Month LIBOR + 0.95%, 3.06% (A), 12/20/2066	1,243,335	1,266,962
1-Month LIBOR + 1.00%, 3.11% (A), 12/20/2065	4,964,026	5,064,638
3.50%, TBA (K)	1,000,000	981,016
1-Year CMT + 1.50%, 3.63% (A), 05/20/2024	13,158	13,412
4.00%, TBA (K)	5,000,000	5,032,813
Government National Mortgage Association, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 6.56%, 4.28% (A), 04/16/2033 - 10/16/2033	380,571	49,027
(1.00) * 1-Month LIBOR + 6.60%, 4.32% (A), 08/16/2033 - 09/20/2034	1,100,584	148,771

Total U.S. Government Agency Obligations (Cost $439,225,725)		438,000,796

U.S. GOVERNMENT OBLIGATIONS - 23.2%
U.S. Treasury - 23.2%
U.S. Treasury Bond
2.75%, 08/15/2042 - 11/15/2042 (M)	10,000,000	8,936,484
2.88%, 05/15/2043	3,600,000	3,284,297

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
2.88%, 08/15/2045 (M)	$ 7,200,000	$ 6,529,781
3.00%, 05/15/2042 - 02/15/2048 (M)	13,000,000	12,086,648
3.13%, 02/15/2043	1,000,000	954,297
3.13%, 08/15/2044 (M)	9,700,000	9,238,492
4.25%, 05/15/2039	900,000	1,023,223
4.38%, 11/15/2039 (M)	4,900,000	5,665,242
4.38%, 05/15/2040	1,400,000	1,619,844
4.63%, 02/15/2040	700,000	835,926
U.S. Treasury Note
1.88%, 07/31/2022 (N) (O)	900,000	865,266
1.88%, 08/31/2022 (M) (O) (P) (Q)	4,000,000	3,841,563
2.00%, 12/31/2021 (M) (N) (Q)	86,900,000	84,428,781
2.00%, 10/31/2022 (O)	400,000	385,406
2.13%, 09/30/2024 (M)	14,800,000	14,068,672
2.25%, 08/15/2027 (M) (O) (P) (Q)	8,800,000	8,199,469
2.38%, 05/15/2027 (M)	11,400,000	10,760,086

Total U.S. Government Obligations (Cost $182,255,602)		172,723,477

	Shares	Value
COMMON STOCK - 0.0% (J)
Household Durables - 0.0% (J)
Urbi Desarrollos Urbanos SAB de CV (E) (R)	7,629	1,348

Total Common Stock (Cost $417,591)		1,348

	Principal	Value
COMMERCIAL PAPER - 0.8%
Consumer Finance - 0.2%
Ford Motor Credit Co. 2.90% (S), 02/19/2019	$ 1,600,000	1,586,409

Food Products - 0.3%
Campbell Soup Co. 2.97% (S), 01/14/2019	2,200,000	2,186,885

Oil, Gas & Consumable Fuels - 0.3%
Enbridge Energy Partners 3.17% (S), 11/14/2018	2,300,000	2,297,409

Total Commercial Paper (Cost $6,070,703)		6,070,703

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 10.8%
Argentina - 0.6%
Argentina Treasury Bill
3.09% (S), 11/16/2018	900,000	898,507
3.10% (S), 01/11/2019	800,000	793,910
3.54% (S), 02/22/2019	2,000,000	1,975,870
3.80% (S), 12/28/2018	ARS 25,620,000	758,252
6.00% (S), 03/29/2019	8,845,000	251,306

		4,677,845

Greece - 0.3%
Hellenic Republic Treasury Bill 0.71% (S), 11/02/2018	EUR 300,000	339,795
1.22% (S), 03/15/2019	700,000	789,454

	Principal	Value

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS (continued)
Greece (continued)
1.27% (S), 03/15/2019	$ 1,000,000	$ 1,127,791

		2,257,040

Japan - 9.9%
Japan Treasury Discount Bill 0.00% (S), 11/05/2018 - 01/15/2019	JPY 8,280,000,000	73,395,268

Total Short-Term Foreign Government Obligations (Cost $81,233,308)		80,330,153

	Shares	Value
OTHER INVESTMENT COMPANY - 1.8%
Securities Lending Collateral - 1.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (S)	13,481,422	13,481,422

Total Other Investment Company (Cost $13,481,422)		13,481,422

	Principal	Value
REPURCHASE AGREEMENT - 0.0% (J)
Fixed Income Clearing Corp., 1.25% (S), dated 10/31/2018, to be repurchased at $134,031 on 11/01/2018. Collateralized by a U.S. Government Obligation, 2.88%, due 10/15/2021, and with a value of $140,095.	$ 134,026	134,026

Total Repurchase Agreement (Cost $134,026)		134,026

Total Investments Excluding Purchased Options/Swaptions (Cost $1,293,266,673)		1,281,590,496
Total Purchased Options/Swaptions - 0.0% (J) (Cost $47,942)		49,757

Total Investments (Cost $1,293,314,615)		1,281,640,253
Net Other Assets (Liabilities) - (71.8)%		(535,597,985)

Net Assets - 100.0%		$ 746,042,268

	Principal	Value
REVERSE REPURCHASE AGREEMENTS - (13.5)%

Bank of Nova Scotia, 2.38% (S), dated 10/10/2018, to be repurchased at $(8,304,328) on 01/10/2019. Collateralized by a U.S. Government Obligation, 2.38%, due 05/15/2027, and with a value of $(8,308,456).

	$ (8,254,125)	$ (8,254,125)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

	Principal	Value

REVERSE REPURCHASE AGREEMENTS (continued)

Credit Agricole Corporate and Investment Bank, 2.30% (S), dated 10/24/2018, to be repurchased at $(19,756,854) on 11/02/2018. Collateralized by U.S. Government Obligation, 2.00%, due 12/31/2021, and Cash with a total value of $(19,720,959).

	$ (19,745,500)	$ (19,745,500)
Credit Agricole Corporate and Investment Bank, 2.30% (S), dated 10/25/2018, to be repurchased at $(4,169,351) on 11/08/2018. Collateralized by U.S. Government Obligation, 3.13%, due 08/15/2044, and Cash with a total value of $(4,112,017).	(4,165,625)	(4,165,625)
Credit Agricole Corporate and Investment Bank, 2.30% (S), dated 10/12/2018, to be repurchased at $(56,933,911) on 11/13/2018. Collateralized by U.S. Government Obligation, 2.00%, due 12/31/2021, and Cash with a total value of $(56,747,132).	(56,817,750)	(56,817,750)
Deutsche Bank Securities, Inc., 2.48% (S), dated 10/29/2018, to be repurchased at $(4,758,926) on 01/25/2019. Collateralized by a U.S. Government Obligation, 2.88%, due 08/15/2045, and with a value of $(4,657,734).	(4,730,250)	(4,730,250)

	Principal	Value

REVERSE REPURCHASE AGREEMENTS (continued)

Deutsche Bank Securities, Inc.,
2.51% (S), dated 11/01/2018, to be repurchased at $(753,804) on 02/01/2019. Collateralized by a U.S. Government Obligation, 3.00%, due 02/15/2048, and with a value of $(739,969).

	$ (749,000)	$ (749,000)
Merrill Lynch Pierce Fenner & Smith, 2.32% (S), dated 10/24/2018, to be repurchased at $(1,435,115) on 11/01/2018. Collateralized by a U.S. Government Obligation, 2.38%, due 05/15/2027, and with a value of $(1,432,492).	(1,434,375)	(1,434,375)
RBS Securities, Inc., 2.44% (S), dated 10/18/2018, to be repurchased at $(3,899,163) on 01/18/2019. Collateralized by U.S. Government Obligations, 2.00% - 2.38%, due 12/31/2021 - 05/15/2027, and with a total value of $(3,884,865).	(3,875,000)	(3,875,000)
RBS Securities, Inc., 2.46% (S), dated 10/19/2018, to be repurchased at $(688,692) on 01/22/2019. Collateralized by a U.S. Government Obligation, 2.00%, due 12/31/2021, and with a value of $(685,595).	(684,250)	(684,250)

Total Reverse Repurchase Agreements ($100,455,875)		$ (100,455,875)

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - 10-Year Canada Government Bond Futures	CAD	158.00	11/16/2018	CAD	3,039,450	23	$211	$87
Call - 10-Year Canada Government Bond Futures	CAD	159.00	11/16/2018	CAD	4,625,250	35	321	133
Call - 30-Year U.S. Treasury Note Futures	USD	178.00	11/23/2018	USD	2,210,080	16	134	16
Call - 30-Year U.S. Treasury Note Futures	USD	180.00	11/23/2018	USD	4,282,030	31	265	31
Call - U.S. Treasury Note Futures	USD	160.00	11/23/2018	USD	2,486,340	18	154	18
Call - U.S. Treasury Note Futures	USD	175.00	11/23/2018	USD	138,130	1	8	1
Call - U.S. Treasury Note Futures	USD	182.00	11/23/2018	USD	5,248,940	38	325	38
Call - U.S. Treasury Note Futures	USD	184.00	11/23/2018	USD	3,038,860	22	188	22
Put - 05-Year U.S. Treasury Note Futures	USD	104.00	11/23/2018	USD	5,506,620	49	419	49
Put - 05-Year U.S. Treasury Note Futures	USD	104.25	11/23/2018	USD	12,698,940	113	966	113
Put - 05-Year U.S. Treasury Note Futures	USD	104.75	11/23/2018	USD	561,900	5	43	5
Put - 05-Year U.S. Treasury Note Futures	USD	105.25	11/23/2018	USD	19,441,740	173	1,479	173
Put - 05-Year U.S. Treasury Note Futures	USD	105.50	12/21/2018	USD	785,969	7	60	7
Put - 05-Year U.S. Treasury Note Futures	USD	105.75	11/23/2018	USD	12,811,320	114	975	114
Put - 05-Year U.S. Treasury Note Futures	USD	106.00	12/21/2018	USD	1,235,094	11	94	11
Put - 05-Year U.S. Treasury Note Futures	USD	106.50	11/23/2018	USD	7,417,080	66	564	66
Put - 05-Year U.S. Treasury Note Futures	USD	106.75	11/23/2018	USD	4,944,720	44	376	44
Put - 05-Year U.S. Treasury Note Futures	USD	107.00	11/23/2018	USD	39,445,380	351	3,001	351
Put - 05-Year U.S. Treasury Note Futures	USD	107.25	11/23/2018	USD	48,660,540	433	3,702	433
Put - 05-Year U.S. Treasury Note Futures	USD	107.50	11/23/2018	USD	7,079,940	63	539	63
Put - 05-Year U.S. Treasury Note Futures	USD	108.50	11/23/2018	USD	2,697,120	24	205	24
Put - 10-Year U.S. Treasury Note Futures	USD	105.50	12/21/2018	USD	8,745,875	74	633	74

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

EXCHANGE-TRADED OPTIONS PURCHASED (continued):

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - 10-Year U.S. Treasury Note Futures	USD	106.50	12/21/2018	USD	5,436,625	46	$393	$46
Put - 10-Year U.S. Treasury Note Futures	USD	109.50	11/23/2018	USD	9,119,880	77	658	77
Put - 10-Year U.S. Treasury Note Futures	USD	110.00	11/23/2018	USD	7,224,840	61	521	61
Put - 10-Year U.S. Treasury Note Futures	USD	110.50	11/23/2018	USD	2,605,680	22	188	22
Put - 10-Year U.S. Treasury Note Futures	USD	111.00	11/23/2018	USD	20,016,360	169	1,445	169

Total							$17,867	$2,248

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - Federal National Mortgage Association, 4.00%, TBA (T)	JPM	USD	72.00	11/06/2018	USD	9,000,000	9,000,000	$352	$—

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - USD vs. INR	HSBC	USD	68.50	12/05/2018	USD	3,500,000	$2,923	$28
Put - USD vs. INR	GSB	USD	68.50	12/07/2018	USD	2,800,000	2,800	28

Total							$5,723	$56

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - Receives Floating Rate Index 3-Month USD-LIBOR (E)	GSB	3-Month USD-LIBOR	Pay	2.94%	12/12/2019	USD	500,000	$24,000	$47,453

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Call - 10-Year U.S. Treasury Note Futures	USD	119.00	11/23/2018	USD	8,053,920	68	$(23,153)	$(18,062)
Call - 10-Year U.S. Treasury Note Futures	USD	119.50	11/23/2018	USD	12,909,960	109	(26,229)	(15,328)

Total							$(49,382)	$(33,390)

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - AUD vs. USD	GSB	AUD	0.73	11/09/2018	AUD	6,800,000	$(32,909)	$(737)
Call - USD vs. MXN	JPM	USD	19.50	11/26/2018	USD	3,800,000	(46,835)	(168,902)
Call - USD vs. MXN	HSBC	USD	20.65	12/07/2018	USD	1,900,000	(20,710)	(27,537)
Call - USD vs. MXN	GSB	USD	20.75	12/11/2018	USD	4,500,000	(45,360)	(63,158)
Call - USD vs. MXN	GSB	USD	20.89	12/04/2018	USD	3,400,000	(33,830)	(33,830)
Call - USD vs. MXN	GSB	USD	21.00	12/18/2018	USD	3,000,000	(35,550)	(35,550)
Put - AUD vs. USD	GSB	AUD	0.69	11/09/2018	AUD	6,800,000	(24,839)	(2,249)

Total							$(240,033)	$(331,963)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.75%	12/12/2019	USD	2,200,000	$(24,000)	$(57,659)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$(313,415)	$(423,012)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (U)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2018 (V)	Notional Amount (W)		Value (X)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Ford Motor Credit Co. LLC, 3.81%, 01/09/2024	5.00%	Quarterly	12/20/2023	1.97%	USD	2,400,000	$348,330	$323,101	$25,229
Ford Motor Credit Co. LLC, 5.00%, 05/15/2018	5.00	Quarterly	12/20/2022	1.49	USD	1,500,000	210,242	236,017	(25,775)
Goldman Sachs Group, Inc., 5.95%, 01/18/2018	1.00	Quarterly	06/20/2021	0.43	USD	1,000,000	15,916	9,110	6,806
Goldman Sachs Group, Inc., 5.95%, 01/18/2018	1.00	Quarterly	12/20/2021	0.48	USD	1,400,000	23,398	12,519	10,879
MetLife, Inc., 4.75%, 02/08/2021	1.00	Quarterly	12/20/2021	0.36	USD	1,500,000	30,734	(8,101)	38,835
Tesco PLC, 6.00%, 12/14/2029	1.00	Quarterly	06/20/2022	0.66	EUR	1,200,000	19,374	(39,301)	58,675

Total							$647,994	$533,345	$114,649

Credit Default Swap Agreements on Credit Indices - Sell Protection (U)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (W)		Value (X)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 28	1.00%	Quarterly	06/20/2022	USD	1,100,000	$19,896	$15,719	$4,177
North America Investment Grade Index - Series 30	1.00	Quarterly	06/20/2023	USD	24,100,000	(411,041)	(399,771)	(11,270)
North America Investment Grade Index - Series 31	1.00	Quarterly	12/20/2023	USD	1,200,000	19,083	21,075	(1,992)

Total						$(372,062)	$(362,977)	$(9,085)

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Pay	1.75%	Semi-Annually	12/16/2046	CAD	400,000	$75,931	$(4,944)	$80,875
3-Month USD-LIBOR	Receive	1.96	Quarterly/ Semi-Annually	12/05/2019	USD	14,800,000	(89,881)	—	(89,881)
3-Month USD-LIBOR	Pay	2.25	Semi-Annually/ Quarterly	06/20/2028	USD	16,500,000	1,243,183	853,208	389,975
3-Month USD-LIBOR	Pay	2.50	Semi-Annually/ Quarterly	12/20/2027	USD	7,900,000	410,868	(107,281)	518,149
3-Month USD-LIBOR	Receive	2.80	Semi-Annually/ Quarterly	08/22/2023	USD	17,100,000	(248,949)	(209)	(248,740)
3-Month USD-LIBOR	Pay	2.91	Semi-Annually/ Quarterly	08/22/2048	USD	3,900,000	320,850	31,398	289,452

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements (continued)
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Pay	2.94%	Semi-Annually/ Quarterly	08/22/2048	USD	900,000	$67,776	$—	$67,776
6-Month EUR-EURIBOR	Receive	1.00	Semi-Annually/ Annually	03/20/2029	EUR	40,200,000	(175,048)	(243,978)	68,930
6-Month EUR-EURIBOR	Receive	1.25	Semi-Annually/ Annually	12/19/2028	EUR	7,300,000	214,264	137,480	76,784
6-Month EUR-EURIBOR	Receive	1.50	Semi-Annually/ Annually	03/20/2049	EUR	2,500,000	(23,656)	(49,760)	26,104
6-Month EUR-EURIBOR	Receive	1.50	Semi-Annually/ Annually	07/04/2042	EUR	5,800,000	43,538	—	43,538
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	03/20/2024	GBP	8,500,000	(31,685)	(7,415)	(24,270)
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	12/19/2028	GBP	2,200,000	27,504	35,395	(7,891)
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	03/20/2029	GBP	7,100,000	110,325	112,615	(2,290)
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	12/19/2048	GBP	4,700,000	302,465	21,871	280,594
6-Month GBP-LIBOR	Pay	1.75	Semi-Annually	03/20/2049	GBP	1,000,000	(11,457)	(6,113)	(5,344)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/18/2026	JPY	3,050,000,000	(181,795)	(138,570)	(43,225)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/18/2026	JPY	2,960,000,000	(160,069)	(160,056)	(13)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	09/20/2027	JPY	840,000,000	(9,544)	(29,963)	20,419
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/20/2028	JPY	300,000,000	2,143	20,019	(17,876)
6-Month JPY-LIBOR	Receive	0.31	Semi-Annually	10/31/2028	JPY	510,000,000	(14,176)	(7,860)	(6,316)
6-Month JPY-LIBOR	Receive	0.37	Semi-Annually	10/22/2028	JPY	170,000,000	5,062	—	5,062
6-Month JPY-LIBOR	Receive	0.38	Semi-Annually	06/18/2028	JPY	170,000,000	10,263	10,169	94
6-Month JPY-LIBOR	Pay	0.40	Semi-Annually	06/18/2028	JPY	220,000,000	(16,969)	(175)	(16,794)
6-Month JPY-LIBOR	Pay	0.45	Semi-Annually	03/20/2029	JPY	440,000,000	(30,253)	(31,378)	1,125
6-Month JPY-LIBOR	Pay	0.71	Semi-Annually	10/31/2038	JPY	260,000,000	26,708	16,622	10,086
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	03/20/2038	JPY	750,000,000	(10,442)	21,569	(32,011)
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	12/20/2038	JPY	870,000,000	37,048	59,403	(22,355)
6-Month JPY-LIBOR	Pay	0.80	Semi-Annually	10/22/2038	JPY	90,000,000	(5,602)	—	(5,602)
6-Month JPY-LIBOR	Pay	1.00	Semi-Annually	03/21/2048	JPY	40,000,000	(4,742)	(1,240)	(3,502)

Total							$1,883,660	$530,807	$1,352,853

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (U)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2018 (V)	Notional Amount (W)		Value (X)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Petrobras Global Finance BV, 8.38%, 12/10/2018	GSI	1.00%	Quarterly	12/20/2019	1.03%	USD	400,000	$326	$(9,436)	$9,762
Republic of South Africa Government International Bond, 5.50%, 03/09/2020	JPM	1.00	Quarterly	12/20/2023	2.35	USD	1,900,000	(113,359)	(101,385)	(11,974)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	JPM	1.00	Quarterly	12/20/2023	1.47	USD	5,300,000	(107,508)	(135,460)	27,952

Total								$(220,541)	$(246,281)	$25,740

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Credit Default Swap Agreements on Credit Indices - Sell Protection (U)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (W)		Value (X)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA9	MLI	0.50%	Monthly	09/17/2058	USD	3,600,000	$ 9,204	$ (138,146)	$ 147,350

Value
OTC Swap Agreements, at value (Assets)	$9,530
OTC Swap Agreements, at value (Liabilities)	$(220,867)

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Long	30	03/18/2019	$7,291,531	$7,282,875	$—	$(8,656)
90-Day Eurodollar	Short	(15)	06/15/2020	(3,642,100)	(3,629,625)	12,475	—
90-Day Eurodollar	Short	(25)	12/14/2020	(6,057,787)	(6,049,688)	8,099	—
5-Year U.S. Treasury Note	Long	1,390	12/31/2018	157,352,753	156,212,110	—	(1,140,643)
10-Year Australia Treasury Bond	Short	(239)	12/17/2018	(21,971,595)	(21,902,821)	68,774	—
10-Year Canada Government Bond	Short	(50)	12/18/2018	(5,102,163)	(5,019,180)	82,983	—
10-Year Japan Government Bond	Short	(6)	12/13/2018	(7,983,143)	(8,009,749)	—	(26,606)
10-Year U.S. Treasury Note	Long	335	12/19/2018	39,873,366	39,676,562	—	(196,804)
Euro OAT Index	Short	(328)	12/06/2018	(56,519,182)	(56,454,555)	64,627	—
Euro-BTP Italy Government Bond	Short	(390)	12/06/2018	(54,341,140)	(53,732,479)	608,661	—
German Euro Bund Index	Long	149	12/06/2018	26,934,992	27,046,263	111,271	—
German Euro BUXL Index	Short	(37)	12/06/2018	(7,427,337)	(7,413,536)	13,801	—
German Euro Schatz Index	Short	(26)	12/06/2018	(3,296,104)	(3,297,542)	—	(1,438)
OTC Call Options Exercise Price EUR 157.00 on German Euro Bund Futures	Long	82	11/23/2018	1,009	929	—	(80)
OTC Call Options Exercise Price EUR 159.00 on German Euro Bund Futures	Long	290	11/23/2018	3,568	3,285	—	(283)
OTC Call Options Exercise Price EUR 160.00 on German Euro Bund Futures	Short	(95)	11/23/2018	(46,177)	(92,538)	—	(46,361)
OTC Call Options Exercise Price EUR 165.00 on German Euro Bund Futures	Long	60	11/23/2018	739	680	—	(59)
OTC Put Options Exercise Price EUR 145.00 on German Euro Bund Futures	Long	64	11/23/2018	787	725	—	(62)
U.K. Gilt	Short	(87)	12/27/2018	(13,561,363)	(13,612,411)	—	(51,048)
U.S. Treasury Bond	Short	(129)	12/19/2018	(18,520,070)	(17,818,125)	701,945	—

Total						$1,672,636	$(1,472,040)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	11/13/2018	ARS	6,565,686	USD	166,726	$13,123	$—
BCLY	11/15/2018	USD	1,844,026	RUB	121,618,686	1,337	—
BCLY	11/15/2018	USD	1,817,305	SEK	15,905,000	77,172	—
BCLY	11/19/2018	USD	14,249,410	JPY	1,570,000,000	316,253	—
BCLY	11/19/2018	RUB	25,081,165	USD	381,155	—	(1,343)
BCLY	11/26/2018	USD	9,121,286	JPY	1,010,000,000	153,291	—
BCLY	12/14/2018	USD	380,055	RUB	25,081,165	1,442	—
BCLY	12/14/2018	RUB	121,618,686	USD	1,838,065	—	(2,170)
BNP	11/02/2018	USD	19,726,999	EUR	16,708,000	799,766	—
BNP	11/02/2018	EUR	1,048,000	USD	1,218,589	—	(31,389)
BNP	11/05/2018	USD	2,431,731	JPY	270,000,000	38,031	—
BNP	11/14/2018	USD	878,473	MXN	16,787,000	54,057	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	11/26/2018	USD	3,343,126	JPY	370,000,000	$57,821	$—
BNP	12/19/2018	INR	288,149,760	USD	3,925,992	—	(52,425)
BNP	12/28/2018	USD	201,845	ARS	8,043,510	—	(6,400)
BNP	01/15/2019	USD	19,543,824	JPY	2,210,000,000	—	(178,779)
BOA	11/01/2018	USD	170,887	ARS	6,298,413	—	(4,329)
BOA	11/01/2018	ARS	6,298,413	USD	170,642	4,573	—
BOA	11/02/2018	USD	1,089,622	EUR	928,000	38,360	—
BOA	11/02/2018	EUR	1,220,000	USD	1,404,412	—	(22,366)
BOA	11/02/2018	USD	333	ZAR	5,000	—	(6)
BOA	11/15/2018	USD	4,045,310	JPY	454,400,000	13,870	—
BOA	11/15/2018	USD	4,857,016	SEK	43,600,000	86,831	—
BOA	11/15/2018	RUB	520,427,435	USD	8,204,518	4,915	(324,247)
BOA	12/10/2018	USD	3,185,287	JPY	350,000,000	73,004	—
BOA	01/16/2019	USD	154,714	ARS	6,298,413	—	(4,380)
CITI	11/01/2018	USD	148,233	ARS	6,298,413	—	(26,983)
CITI	11/01/2018	ARS	6,298,413	USD	170,887	4,329	—
CITI	11/02/2018	USD	1,930,227	AUD	2,674,000	36,588	—
CITI	11/02/2018	USD	4,888,743	CAD	6,286,000	113,625	—
CITI	11/02/2018	USD	3,496,272	EUR	3,051,000	40,024	—
CITI	11/02/2018	USD	648,085	ZAR	9,306,000	17,425	—
CITI	11/05/2018	USD	11,103,339	JPY	1,230,000,000	198,704	—
CITI	11/14/2018	MXN	129,346,000	USD	6,626,257	—	(274,029)
CITI	11/15/2018	USD	20,386,186	GBP	15,830,000	139,100	—
CITI	11/15/2018	USD	17,920,967	JPY	1,998,400,000	193,902	(2,753)
CITI	11/15/2018	USD	4,360,153	SEK	38,365,000	162,718	—
CITI	11/15/2018	SEK	105,325,000	USD	11,686,637	—	(163,247)
CITI	11/15/2018	RUB	237,463,200	USD	3,493,339	104,552	—
CITI	11/15/2018	JPY	345,000,000	USD	3,077,675	—	(16,832)
CITI	11/26/2018	ARS	32,252,181	USD	789,237	79,781	—
CITI	12/19/2018	INR	74,442,480	USD	1,013,864	—	(13,142)
CITI	12/28/2018	ARS	200,500	USD	5,000	191	—
DUB	11/05/2018	USD	763,480	BRL	2,842,134	1,048	(747)
DUB	11/05/2018	BRL	2,842,134	USD	739,958	23,221	—
DUB	12/04/2018	USD	520,574	BRL	1,947,884	—	(1,119)
GSB	11/02/2018	USD	1,549,636	EUR	1,353,000	16,924	—
GSB	11/02/2018	EUR	538,000	USD	618,011	—	(8,551)
GSB	11/05/2018	USD	204,000	BRL	822,283	—	(16,802)
GSB	11/05/2018	BRL	822,283	USD	221,181	—	(378)
GSB	11/13/2018	USD	219,000	INR	16,323,581	—	(1,394)
GSB	11/13/2018	INR	20,132,261	USD	271,566	251	—
GSB	11/14/2018	USD	2,241,302	MXN	42,939,000	132,552	—
GSB	11/15/2018	USD	1,172,000	INR	87,576,528	—	(10,126)
GSB	11/15/2018	USD	6,549,756	RUB	436,166,106	1,825	(60,580)
GSB	12/14/2018	RUB	141,844,962	USD	2,143,648	—	(2,428)
GSB	12/19/2018	USD	623,021	INR	46,670,801	—	(4,369)
GSB	01/03/2019	BRL	4,800,000	USD	1,274,359	8,354	—
HSBC	11/02/2018	USD	249,789	AUD	352,000	514	—
HSBC	11/02/2018	USD	525,877	EUR	454,000	11,575	—
HSBC	11/02/2018	ZAR	9,448,556	USD	700,780	—	(60,460)
HSBC	11/02/2018	AUD	2,674,000	USD	1,896,458	—	(2,819)
HSBC	11/05/2018	USD	351,597	BRL	1,454,733	—	(39,033)
HSBC	11/05/2018	BRL	1,454,733	USD	391,299	—	(669)
HSBC	11/13/2018	USD	51,000	INR	3,808,680	—	(423)
HSBC	11/14/2018	USD	11,634,067	MXN	220,806,000	790,206	—
HSBC	11/14/2018	MXN	68,492,000	USD	3,525,482	—	(161,815)
HSBC	11/15/2018	USD	5,041,359	JPY	568,200,000	285	—
HSBC	11/15/2018	JPY	481,700,000	USD	4,282,452	—	(8,806)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC	11/15/2018	INR	87,576,528	USD	1,189,252	$—	$(7,126)
HSBC	11/19/2018	USD	382,000	RUB	25,081,165	2,187	—
HSBC	12/04/2018	USD	1,897,050	AUD	2,674,000	2,752	—
HSBC	12/14/2018	RUB	242,720,417	USD	3,535,098	128,888	—
HSBC	12/19/2018	USD	1,622,027	INR	120,547,623	5,745	(4,227)
HSBC	12/28/2018	ARS	7,843,010	USD	188,000	15,054	—
HSBC	01/25/2019	MXN	26,540,411	USD	1,377,213	—	(89,251)
HSBC	01/30/2019	RUB	64,384,320	USD	972,380	—	(4,832)
HSBC	03/15/2019	USD	2,172,443	EUR	1,700,000	223,010	—
JPM	11/02/2018	USD	11,296,918	EUR	9,744,000	258,675	—
JPM	11/02/2018	GBP	5,743,000	USD	7,576,039	—	(234,728)
JPM	11/02/2018	EUR	9,462,000	USD	10,862,687	—	(143,901)
JPM	11/02/2018	CAD	4,761,000	USD	3,637,652	—	(20,990)
JPM	11/13/2018	USD	175,085	ARS	6,565,686	—	(4,764)
JPM	11/15/2018	USD	14,124,229	JPY	1,565,900,000	236,243	(4,690)
JPM	11/15/2018	USD	6,937,000	RUB	456,101,354	31,139	(4,696)
JPM	11/15/2018	USD	839,100	SEK	7,385,000	31,122	—
JPM	11/15/2018	JPY	3,585,800,000	USD	31,882,832	45,898	(115,486)
JPM	11/15/2018	RUB	43,842,161	USD	668,000	—	(3,731)
JPM	11/15/2018	GBP	2,700,000	USD	3,555,416	—	(102,028)
JPM	12/14/2018	USD	3,346,039	RUB	220,840,423	12,343	—
JPM	12/19/2018	USD	185,000	INR	13,838,000	—	(1,023)
JPM	01/03/2019	USD	11,997,292	BRL	44,300,000	158,924	—
NGFP	12/19/2018	USD	1,713,000	INR	128,843,824	—	(19,034)
SCB	11/02/2018	USD	7,332,973	GBP	5,743,000	—	(8,339)
SCB	11/02/2018	CAD	1,292,000	USD	1,008,894	—	(27,435)
SCB	11/02/2018	EUR	19,348,000	USD	22,023,751	—	(105,861)
SCB	11/15/2018	RUB	206,026,094	USD	3,027,178	94,398	—
SCB	12/04/2018	USD	22,079,106	EUR	19,348,000	102,148	—
SCB	12/04/2018	GBP	5,743,000	USD	7,343,149	9,290	—
SCB	12/14/2018	USD	4,843,803	RUB	323,917,515	6,646	(52,539)
SCB	12/19/2018	USD	731,000	INR	54,796,994	—	(5,630)
UBS	11/05/2018	USD	2,431,968	JPY	270,000,000	38,268	—
UBS	11/15/2018	RUB	6,127,257	USD	95,477	—	(2,641)
UBS	11/15/2018	JPY	1,502,200,000	USD	13,633,620	—	(306,091)
UBS	11/26/2018	USD	9,033,424	JPY	1,000,000,000	154,220	—

Total						$5,368,490	$(2,774,382)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (Y)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Z)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$110,446,512	$4,304,072	$114,750,584
Certificates of Deposit	—	5,700,000	—	5,700,000
Corporate Debt Securities	—	383,835,466	—	383,835,466
Foreign Government Obligations	—	20,554,379	—	20,554,379
Mortgage-Backed Securities	—	41,188,739	—	41,188,739
Municipal Government Obligations	—	4,819,403	—	4,819,403
U.S. Government Agency Obligations	—	438,000,796	—	438,000,796
U.S. Government Obligations	—	172,723,477	—	172,723,477
Common Stock	1,348	—	—	1,348
Commercial Paper	—	6,070,703	—	6,070,703
Short-Term Foreign Government Obligations	—	80,330,153	—	80,330,153
Other Investment Company	13,481,422	—	—	13,481,422
Repurchase Agreement	—	134,026	—	134,026
Exchange-Traded Options Purchased	2,248	—	—	2,248
Over-the-Counter Options Purchased	—	—	—	—
Over-the-Counter Foreign Exchange Options Purchased	—	56	—	56
Over-the-Counter Interest Rate Swaptions Purchased	—	47,453	—	47,453

Total Investments	$13,485,018	$1,263,851,163	$4,304,072	$1,281,640,253

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$686,973	$—	$686,973
Centrally Cleared Interest Rate Swap Agreements	—	2,897,928	—	2,897,928
Over-the-Counter Credit Default Swap Agreements	—	9,530	—	9,530
Futures Contracts (AA)	1,672,636	—	—	1,672,636
Forward Foreign Currency Contracts (AA)	—	5,368,490	—	5,368,490

Total Other Financial Instruments	$1,672,636	$8,962,921	$—	$10,635,557

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(100,455,875)	$—	$(100,455,875)
Exchange-Traded Options Written	(33,390)	—	—	(33,390)
Over-the-Counter Foreign Exchange Options Written	—	(331,963)	—	(331,963)
Over-the-Counter Interest Rate Swaptions Written	—	(57,659)	—	(57,659)
Centrally Cleared Credit Default Swap Agreements	—	(411,041)	—	(411,041)
Centrally Cleared Interest Rate Swap Agreements	—	(1,014,268)	—	(1,014,268)
Over-the-Counter Credit Default Swap Agreements	—	(220,867)	—	(220,867)
Futures Contracts (AA)	(1,472,040)	—	—	(1,472,040)
Forward Foreign Currency Contracts (AA)	—	(2,774,382)	—	(2,774,382)

Total Other Financial Instruments	$(1,505,430)	$(105,266,055)	$—	$(106,771,485)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the total value of 144A securities is $198,608,640, representing 26.6% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2018, the total value of securities is $4,304,072, representing 0.6% of the Fund’s net assets.
(D)	Securities are Level 3 of the fair value hierarchy.
(E)	Illiquid security. At October 31, 2018, the value of such securities amounted to $12,763,163 or 1.7% of the Fund’s net assets.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $13,196,568. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the total value of Regulation S securities is $22,231,965, representing 3.0% of the Fund’s net assets.
(I)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(J)	Percentage rounds to less than 0.1% or (0.1)%.
(K)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2018. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(L)	Rounds to less than $1 or $(1).
(M)	Securities are subject to sale-buyback transactions.
(N)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $1,845,190.
(O)	All or a portion of these securities have been segregated by the custodian as collateral for open TBA commitment transactions. The total value of such securities is $3,069,313.
(P)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options and/or swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $816,192.
(Q)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $3,564,571.
(R)	Non-income producing security.
(S)	Rates disclosed reflect the yields at October 31, 2018.
(T)	Security deemed worthless.
(U)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(V)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(W)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(X)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(Y)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Z)	Level 3 securities were not considered significant to the Fund.
(AA)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America N.A.
CITI	Citibank N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank N.A.
MLI	Merrill Lynch International
MSC	Morgan Stanley & Co.
NGFP	Nomura Global Financial Products, Inc.
SCB	Standard Chartered Bank
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

BRL-CDI	Brazil Interbank Deposit Rate
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
BUXL	Bundesanleihen (German Long-Term Debt)
CDI	CHESS Depositary Interests
CDOR	Canadian Dollar Offered Rate
CMBS	Commercial Mortgage-Backed Securities
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
OTC	Over-the-Counter
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2018

	Transamerica Core Bond	Transamerica Global Real Estate Securities	Transamerica International Value	Transamerica Long/Short Strategy	Transamerica Mid Cap Value
Assets:
Investments, at value (A) (B)	$1,163,513,708	$22,287,097	$9,127,928	$12,611,161	$150,112,518
Repurchase agreements, at value (C)	10,376,948	—	—	663,221	2,903,581
Cash	—	—	73,515	—	—
Cash collateral pledged at broker for:
Securities sold short	—	—	—	8,634,271	—
Foreign currency, at value (D)	—	5,531	1,099	—	—
Receivables and other assets:
Investments sold	84,000	—	16,827	1,002,229	350,182
Net income from securities lending	1,103	264	113	—	800
Dividends and/or distributions	—	28,745	31,167	6,297	45,187
Interest	6,155,091	—	—	23	101
Tax reclaims	1,852	7,737	1,640	—	—
Due from investment manager	—	—	11,805	—	—
Other	—	—	—	11,612	—
Total assets	1,180,132,702	22,329,374	9,264,094	22,928,814	153,412,369

Liabilities:
Securities sold short, at value (E)	—	—	—	8,844,939	—
Cash collateral received upon return of:
Securities on loan	5,069,965	—	102,680	—	1,038,906
Payables and other liabilities:
Investments purchased	—	—	—	1,810,114	2,802
Shares of beneficial interest redeemed	256,334	11,392	—	—	98,377
Dividends, interest and fees for borrowings from securities sold short	—	—	—	37,979	—
Due to custodian	1,937,544	4,845	—	186,119	—
Investment management fees	454,384	17,001	—	11,277	123,264
Transfer agent fees	8,014	154	64	84	1,073
Trustees, CCO and deferred compensation fees	2,590	69	14	66	408
Audit and tax fees	45,381	18,428	14,669	16,792	17,023
Custody fees	46,769	59,106	615	12,271	9,867
Legal fees	10,673	212	58	131	1,577
Printing and shareholder reports fees	4,760	427	191	353	1,310
Registration fees	3,537	546	19	69	516
Other accrued expenses	11,579	2,797	31	111	1,274
Total liabilities	7,851,530	114,977	118,341	10,920,305	1,296,397
Net assets	$1,172,281,172	$22,214,397	$9,145,753	$12,008,509	$152,115,972

Net assets consist of:
Paid-in capital	$1,215,486,220	$21,606,248	$9,999,686	$9,867,308	$63,642,515
Total distributable earnings	(43,205,048)	608,149	(853,933)	2,141,201	88,473,457
Net assets	$1,172,281,172	$22,214,397	$9,145,753	$12,008,509	$152,115,972
Shares outstanding (unlimited shares, no par value)	123,579,934	1,702,987	1,000,000	1,948,026	9,863,675
Net asset value and offering price per share	$9.49	$13.04	$9.15	$6.16	$15.42

(A) Investments, at cost	$1,200,264,171	$21,677,666	$9,994,152	$11,243,090	$92,417,137
(B) Securities on loan, at value	$4,965,888	$—	$97,668	$—	$1,013,815
(C) Repurchase agreements, at cost	$10,376,948	$—	$—	$663,221	$2,903,581
(D) Foreign currency, at cost	$—	$5,570	$1,097	$—	$—
(E) Proceeds received from securities sold short	$—	$—	$—	$9,427,869	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

Transamerica Total Return
Assets:
Investments, at value (A) (B)	$1,281,506,227
Repurchase agreements, at value (C)	134,026
Cash	143,319
Cash collateral pledged at broker for:
Centrally cleared swap agreements	3,009,000
Futures contracts	2,151,000
Foreign currency, at value (D)	2,636,027
OTC swap agreements, at value	9,530
Receivables and other assets:
Investments sold	25,502,668
When-issued, delayed-delivery, forward and TBA commitments sold	710,679,536
Net income from securities lending	2,032
Interest	5,389,112
Tax reclaims	2,547
Variation margin receivable on centrally cleared swap agreements	846,140
Variation margin receivable on futures contracts	693,738
Unrealized appreciation on forward foreign currency contracts	5,368,490
Total assets	2,038,073,392

Liabilities:
Cash collateral received upon return of:
Securities on loan	13,481,422
Cash collateral at broker for:
TBA commitments	696,000
Reverse repurchase agreements	253,000
OTC derivatives (G)	2,440,000
Written options and swaptions, at value (F)	423,012
Reverse repurchase agreements, at value (E)	100,455,875
OTC swap agreements, at value	220,867
Payables and other liabilities:
Investments purchased	144,658
When-issued, delayed-delivery, forward and TBA commitments purchased	1,157,628,785
Sale-buyback financing transactions	12,446,862
Shares of beneficial interest redeemed	387,777
Interest	102,632
Deferred income for sale-buyback financing transactions	208
Investment management fees	381,081
Transfer agent fees	5,092
Trustees, CCO and deferred compensation fees	1,551
Audit and tax fees	33,097
Custody fees	137,310
Legal fees	5,630
Printing and shareholder reports fees	2,766
Registration fees	1,951
Other accrued expenses	7,166
Unrealized depreciation on forward foreign currency contracts	2,774,382
Total liabilities	1,292,031,124
Net assets	$746,042,268

Net assets consist of:
Paid-in capital	$771,967,418
Total distributable earnings	(25,925,150)
Net assets	$746,042,268
Shares outstanding (unlimited shares, no par value)	75,802,373
Net asset value and offering price per share	$9.84

(A) Investments, at cost	$1,293,180,589
(B) Securities on loan, at value	$13,196,568
(C) Repurchase agreements, at cost	$134,026
(D) Foreign currency, at cost	$2,487,305
(E) Reverse repurchase agreements, at cost	$100,455,875
(F) Premium received on written options and swaptions	$(313,415)

(G)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS

For the period and year ended October 31, 2018

	Transamerica Core Bond	Transamerica Global Real Estate Securities	Transamerica International Value (A)	Transamerica Long/Short Strategy	Transamerica Mid Cap Value
Investment Income:
Dividend income	$—	$798,245	$52,535	$235,615	$3,882,312
Interest income	41,336,916	1,181	—	154,522	30,950
Net income (loss) from securities lending	38,910	3,356	113	—	18,731
Withholding taxes on foreign income	—	(38,248)	(3,800)	(119)	—
Total investment income	41,375,826	764,534	48,848	390,018	3,931,993

Expenses:
Investment management fees	5,290,129	204,629	11,512	187,363	1,560,858
Transfer agent fees	93,803	1,849	122	1,143	13,652
Trustees, CCO and deferred compensation fees	29,691	592	53	360	4,332
Audit and tax fees	63,400	17,749	20,825	20,969	21,663
Custody fees	167,812	167,631	619	36,665	34,225
Legal fees	61,624	1,152	7,933	727	8,667
Printing and shareholder reports fees	9,878	1,362	191	1,420	2,584
Registration fees	16,541	3,783	718	2,346	3,822
Dividends, interest and fees for borrowings from securities sold short	—	—	—	376,780	—
Other	32,046	5,897	40	486	4,116
Total expenses before waiver and/or reimbursement and recapture	5,764,924	404,644	42,013	628,259	1,653,919
Expense waived and/or reimbursed	(2,857)	—	(25,798)	(12,061)	—
Recapture of previously waived and/or reimbursed fees	—	—	—	2,786	—
Net expenses	5,762,067	404,644	16,215	618,984	1,653,919
Net investment income (loss)	35,613,759	359,890	32,633	(228,966)	2,278,074

Net realized gain (loss) on:
Investments	(1,412,140)	1,899,975	(9,162)	2,029,025	30,642,675
Securities sold short	—	—	—	(1,249,566)	—
Forward foreign currency contracts	—	—	1,486	—	—
Foreign currency transactions	—	(10,833)	(12,607)	26	—
Net realized gain (loss)	(1,412,140)	1,889,142	(20,283)	779,485	30,642,675

Net change in unrealized appreciation (depreciation) on:
Investments	(57,816,404)	(3,025,567)	(866,224)	(1,204,248)	(30,577,242)
Securities sold short	—	—	—	830,522	—
Forward foreign currency contracts	—	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	(251)	(373)	—	—
Net change in unrealized appreciation (depreciation)	(57,816,404)	(3,025,818)	(866,597)	(373,726)	(30,577,242)
Net realized and change in unrealized gain (loss)	(59,228,544)	(1,136,676)	(886,880)	405,759	65,433
Net increase (decrease) in net assets resulting from operations	$(23,614,785)	$(776,786)	$(854,247)	$176,793	$2,343,507

(A)	Commenced operations on August 31, 2018.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2018

Transamerica Total Return
Investment Income:
Interest income	$20,505,973
Net income (loss) from securities lending	12,247
Withholding taxes on foreign income	(8,445)
Total investment income	20,509,775

Expenses:
Investment management fees	4,498,860
Transfer agent fees	50,271
Trustees, CCO and deferred compensation fees	15,907
Audit and tax fees	44,415
Custody fees	459,090
Legal fees	32,367
Printing and shareholder reports fees	7,810
Registration fees	9,854
Interest	76,591
Other	21,072
Total expenses before waiver and/or reimbursement and recapture	5,216,237
Expense waived and/or reimbursed	(168,057)
Net expenses	5,048,180
Net investment income (loss)	15,461,595

Net realized gain (loss) on:
Investments	(10,102,451)
Written options and swaptions	1,323,453
Swap agreements	4,130,172
Futures contracts	(6,323,528)
Forward foreign currency contracts	(137,503)
Foreign currency transactions	(1,139,512)
Net realized gain (loss)	(12,249,369)

Net change in unrealized appreciation (depreciation) on:
Investments	(22,267,600)
Written options and swaptions	(427,653)
Swap agreements	362,568
Futures contracts	1,788,673
Forward foreign currency contracts	2,706,981
Translation of assets and liabilities denominated in foreign currencies	529,740
Net change in unrealized appreciation (depreciation)	(17,307,291)
Net realized and change in unrealized gain (loss)	(29,556,660)
Net increase (decrease) in net assets resulting from operations	$(14,095,065)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS

For the period and years ended:

	Transamerica Core Bond		Transamerica Global Real Estate Securities		Transamerica International Value
	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017	October 31, 2018 (A)
From operations:
Net investment income (loss)	$35,613,759	$32,219,861	$359,890	$462,462	$32,633
Net realized gain (loss)	(1,412,140)	2,137,239	1,889,142	5,040,348	(20,283)
Net change in unrealized appreciation (depreciation)	(57,816,404)	(23,157,928)	(3,025,818)	(3,938,897)	(866,597)
Net increase (decrease) in net assets resulting from operations	(23,614,785)	11,199,172	(776,786)	1,563,913	(854,247)

Distributions (B):
Dividends and/or distributions to shareholders	(38,247,090)	—	(959,199)	—	—
Dividends and/or distributions to shareholders from
Net investment income	—	(35,577,432)	—	(1,219,979)	—
Total dividends and/or distributions to shareholders	(38,247,090)	(35,577,432)	(959,199)	(1,219,979)	—

Capital share transactions:
Proceeds from shares sold	159,140,915	246,278,915	3,385,856	585,235	10,000,000
Dividends and/or distributions reinvested	38,247,090	35,577,432	959,199	1,219,979	—
Cost of shares redeemed	(273,074,148)	(214,926,665)	(7,727,398)	(13,248,057)	—
Net increase (decrease) in net assets resulting from capital share transactions	(75,686,143)	66,929,682	(3,382,343)	(11,442,843)	10,000,000
Net increase (decrease) in net assets	(137,548,018)	42,551,422	(5,118,328)	(11,098,909)	9,145,753

Net assets:
Beginning of year	1,309,829,190	1,267,277,768	27,332,725	38,431,634	—
End of year	$1,172,281,172	$1,309,829,190	$22,214,397	$27,332,725	$9,145,753
Undistributed (distributions in excess of) net investment income (loss) (B)	—	$279,664	—	$194,416	—

Capital share transactions - shares:
Shares issued	16,295,909	24,686,855	243,853	43,033	1,000,000
Shares reinvested	3,944,060	3,577,619	68,440	92,033	—
Shares redeemed	(28,100,628)	(21,646,515)	(552,529)	(968,759)	—
Net increase (decrease) in shares outstanding	(7,860,659)	6,617,959	(240,236)	(833,693)	1,000,000

(A)	Commenced operations on August 31, 2018.
(B)

The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Long/Short Strategy		Transamerica Mid Cap Value		Transamerica Total Return
	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017
From operations:
Net investment income (loss)	$(228,966)	$(355,456)	$2,278,074	$2,080,228	$15,461,595	$12,513,130
Net realized gain (loss)	779,485	2,006,832	30,642,675	17,388,652	(12,249,369)	(3,744,072)
Net change in unrealized appreciation (depreciation)	(373,726)	649,555	(30,577,242)	20,549,943	(17,307,291)	8,550,709
Net increase (decrease) in net assets resulting from operations	176,793	2,300,931	2,343,507	40,018,823	(14,095,065)	17,319,767

Distributions (A):
Dividends and/or distributions to shareholders	(1,591,832)	—	(19,237,424)	—	(13,383,223)	—
Dividends and/or distributions to shareholders from
Net investment income	—	—	—	(2,380,194)	—	(9,680,885)
Net realized gains	—	(115,862)	—	(16,569,432)	—	(13,851,003)
Total dividends and/or distributions to shareholders	(1,591,832)	(115,862)	(19,237,424)	(18,949,626)	(13,383,223)	(23,531,888)

Capital share transactions:
Proceeds from shares sold	187,000	7,022,744	19,479,665	1,432,278	264,505,402	161,517,209
Dividends and/or distributions reinvested	1,591,832	115,862	19,237,424	18,949,626	13,383,223	23,531,888
Cost of shares redeemed	(6,086,000)	(5,921,000)	(85,621,867)	(85,836,118)	(129,434,746)	(110,395,993)
Net increase (decrease) in net assets resulting from capital share transactions	(4,307,168)	1,217,606	(46,904,778)	(65,454,214)	148,453,879	74,653,104
Net increase (decrease) in net assets	(5,722,207)	3,402,675	(63,798,695)	(44,385,017)	120,975,591	68,440,983

Net assets:
Beginning of year	17,730,716	14,328,041	215,914,667	260,299,684	625,066,677	556,625,694
End of year	$12,008,509	$17,730,716	$152,115,972	$215,914,667	$746,042,268	$625,066,677
Undistributed (distributions in excess of) net investment income (loss) (A)	—	$(235,411)	—	$1,324,783	—	$(264,993)

Capital share transactions - shares:
Shares issued	29,772	1,121,162	1,182,250	88,275	26,593,339	15,998,102
Shares reinvested	258,414	18,839	1,202,339	1,200,863	1,339,269	2,355,082
Shares redeemed	(957,195)	(904,091)	(5,204,386)	(5,288,681)	(12,951,568)	(10,891,639)
Net increase (decrease) in shares outstanding	(669,009)	235,910	(2,819,797)	(3,999,543)	14,981,040	7,461,545

(A)

The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENT OF CASH FLOWS

For the year ended October 31, 2018

Transamerica Long/Short Strategy
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$176,793
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(18,187,534)
Proceeds from long-term investments	23,476,485
Purchases to cover securities sold short	(15,736,639)
Proceeds from securities sold short	12,482,608
Net purchases/proceeds of short-term investments	851,222
Net change in unrealized appreciation (depreciation)	373,726
Net realized gain (loss)	(779,485)
(Increase) decrease in receivables for investments sold	(559,132)
(Increase) decrease in receivables for interest	(18)
(Increase) decrease in receivables for dividends	5,319
(Increase) decrease in other assets	(6,600)
Increase (decrease) in payables for investments purchased	1,494,724
Increase (decrease) in dividends, interest and fees for borrowings from securities sold short	22,578
Increase (decrease) in accrued liabilities	(9,656)
Net cash provided by (used for) operating activities	3,604,391

Cash flows from financing activities:
Increase (decrease) in payable to custodian for cash overdraft	186,119
Proceeds from shares sold, net of receivable for shares sold	187,000
Payment of shares redeemed, net of payable for shares redeemed	(6,086,000)
Net cash provided by (used for) financing activities	(5,712,881)
Net increase (decrease) in cash and foreign currencies	(2,108,490)
Cash and foreign currencies, at beginning of year (A) (B)	$10,742,761
Cash and foreign currencies, at end of year (B)	$8,634,271

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$354,202
Non-cash financing activities included herein consist of reinvestment of distributions	$1,591,832

(A)	Beginning balance is reflective of Accounting Standards Update No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force.
(B)	For the year ended October 31, 2018, the beginning and ending cash balances consist of the following:

	Beginning of Year	End of Year
Assets:
Cash	$156	$—
Cash collateral pledged at broker:
Securities sold short	10,742,605	8,634,271
Total assets	10,742,761	8,634,271
Net cash per statement of assets and liabilities	$10,742,761	$8,634,271
Total cash and foreign currencies per statement of cash flows	$10,742,761	$8,634,271

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Core Bond
	October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$9.97		$10.15		$10.02		$10.16	$10.32
Investment operations:
Net investment income (loss) (A)	0.28		0.26		0.24	(B)	0.27	0.30
Net realized and unrealized gain (loss)	(0.46)		(0.15)		0.16		(0.03)	0.12
Total investment operations	(0.18)		0.11		0.40		0.24	0.42
Dividends and/or distributions to shareholders:
Net investment income	(0.30)		(0.29)		(0.27)		(0.30)	(0.39)
Net realized gains	—		—		—		(0.08)	(0.19)
Total dividends and/or distributions to shareholders	(0.30)		(0.29)		(0.27)		(0.38)	(0.58)
Net asset value, end of year	$9.49		$9.97		$10.15		$10.02	$10.16
Total return	(1.84)%		1.11%		4.03%		2.44%	4.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,172,281		$1,309,829		$1,267,278		$930,168	$824,328
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.46%		0.49%		0.49%		0.52%	0.51%
Including waiver and/or reimbursement and recapture	0.46	%(C)(D)	0.49	%(C)(D)	0.48	%(B)	0.52%	0.51%
Net investment income (loss) to average net assets	2.85%		2.60%		2.40	%(B)	2.65%	2.99%
Portfolio turnover rate	28%		29%		22%		17%	14%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.
(D)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.

For a share outstanding during the years indicated:	Transamerica Global Real Estate Securities
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$14.07	$13.84	$14.26		$14.42	$13.34
Investment operations:
Net investment income (loss) (A)	0.20	0.19	0.30	(B)	0.22	0.24
Net realized and unrealized gain (loss)	(0.70)	0.51	(0.39)		(0.06)	1.15
Total investment operations	(0.50)	0.70	(0.09)		0.16	1.39
Dividends and/or distributions to shareholders:
Net investment income	(0.53)	(0.47)	(0.33)		(0.32)	(0.31)
Net asset value, end of year	$13.04	$14.07	$13.84		$14.26	$14.42
Total return	(3.76)%	5.26%	(0.65)%		1.13%	10.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$22,214	$27,333	$38,432		$51,635	$56,478
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.64%	1.44%	1.22%		1.15%	1.11%
Including waiver and/or reimbursement and recapture	1.64%	1.44%	1.16	%(B)	1.15%	1.11%
Net investment income (loss) to average net assets	1.46%	1.39%	2.12	%(B)	1.52%	1.73%
Portfolio turnover rate	150%	109%	52%		49%	60%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.06% higher and 0.06% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica International Value
	October 31, 2018 (A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss) (B)	0.03
Net realized and unrealized gain (loss)	(0.88)
Total investment operations	(0.85)
Net asset value, end of period	$9.15
Total return	(8.50	)%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$9,146
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.59	%(D)
Including waiver and/or reimbursement and recapture	1.00	%(D)
Net investment income (loss) to average net assets	2.01	%(D)
Portfolio turnover rate	3	%(C)

(A)	Commenced operations on August 31, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica Long/Short Strategy
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014
Net asset value, beginning of year	$6.78	$6.02	$9.18		$9.56		$8.80
Investment operations:
Net investment income (loss) (A)	(0.10)	(0.12)	(0.15	)(B)	(0.14	)(C)	(0.15	)(C)
Net realized and unrealized gain (loss)	0.11	0.92	0.09	(D)	(0.12	)(C)	0.91	(C)
Total investment operations	0.01	0.80	(0.06)		(0.26)		0.76
Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.08)		—		—
Net realized gains	(0.63)	(0.04)	(3.02)		(0.12)		—
Total dividends and/or distributions to shareholders	(0.63)	(0.04)	(3.10)		(0.12)		—
Net asset value, end of year	$6.16	$6.78	$6.02		$9.18		$9.56
Total return	0.20%	13.32%	(0.73)%		(2.81)%		8.64%
Ratio and supplemental data:
Net assets end of year (000’s)	$12,009	$17,731	$14,328		$35,474		$160,910
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	4.12%	4.03%	3.67%		3.42	%(C)	3.46	%(C)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	4.06%	3.89%	3.55	%(B)	3.42	%(C)	3.46	%(C)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short	1.59%	1.59%	1.49	%(B)	1.42%		1.37%
Net investment income (loss) to average net assets	(1.50)%	(1.82)%	(2.24	)%(B)	(1.50	)%(C)	(1.65	)%(C)
Portfolio turnover rate	728%	915%	955%		1,158%		339%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was $0.01. The Expenses to average net assets including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short ratio, Expenses to average net assets including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short ratio and Net investment income (loss) to average net assets ratio would have been 0.10% higher, 0.10% higher and 0.10% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Reclassified fees for borrowings from securities sold short from net realized gain (loss) to expenses. Please reference the Reclassification section of the Notes to Financial Statements for additional information.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Value
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$17.02		$15.60	$15.95		$17.77	$16.58
Investment operations:
Net investment income (loss) (A)	0.20		0.14	0.13	(B)	0.17	0.12
Net realized and unrealized gain (loss)	(0.17	)(C)	2.44	0.64		0.57	2.29
Total investment operations	0.03		2.58	0.77		0.74	2.41
Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.15)	(0.13)		(0.17)	(0.15)
Net realized gains	(1.47)		(1.01)	(0.99)		(2.39)	(1.07)
Total dividends and/or distributions to shareholders	(1.63)		(1.16)	(1.12)		(2.56)	(1.22)
Net asset value, end of year	$15.42		$17.02	$15.60		$15.95	$17.77
Total return	(0.17)%		17.08%	5.24%		3.96%	15.36%
Ratio and supplemental data:
Net assets end of year (000’s)	$152,116		$215,915	$260,300		$271,303	$271,912
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%		0.89%	0.89%		0.88%	0.89%
Including waiver and/or reimbursement and recapture	0.91%		0.89%	0.88	%(B)	0.88%	0.89%
Net investment income (loss) to average net assets	1.25%		0.84%	0.84	%(B)	1.02%	0.73%
Portfolio turnover rate	19%		11%	23%		14%	44%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the years indicated:	Transamerica Total Return
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$10.28	$10.43	$10.46		$10.65	$10.51
Investment operations:
Net investment income (loss) (A)	0.23	0.22	0.24	(B)	0.19	0.14
Net realized and unrealized gain (loss)	(0.47)	0.06	0.23		(0.02)	0.14
Total investment operations	(0.24)	0.28	0.47		0.17	0.28
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.16)	(0.31)		(0.18)	(0.14)
Net realized gains	—	(0.27)	(0.19)		(0.18)	—
Total dividends and/or distributions to shareholders	(0.20)	(0.43)	(0.50)		(0.36)	(0.14)
Net asset value, end of year	$9.84	$10.28	$10.43		$10.46	$10.65
Total return	(2.34)%	2.87%	4.70%		1.62%	2.69%
Ratio and supplemental data:
Net assets end of year (000’s)	$746,042	$625,067	$556,626		$608,634	$1,075,042
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.76%	0.78%		0.79%	0.73%
Including waiver and/or reimbursement and recapture	0.75%	0.76%	0.76	%(B)	0.79%	0.73%
Net investment income (loss) to average net assets	2.31%	2.13%	2.35	%(B)	1.78%	1.30%
Portfolio turnover rate (C)	38%	84%	31%		62%	178%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Disclosure of Fund Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2018, and held for the entire six-month period until October 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)
Transamerica Global Multifactor Macro	$1,000.00	$1,029.50	$7.67	$1,017.60	$7.63	1.50%
Transamerica Managed Futures Strategy	1,000.00	976.30	7.22	1,017.90	7.38	1.45

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or exchange-traded funds (“ETFs”) in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Consolidated Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2018

Transamerica Global Multifactor Macro

(unaudited)

MARKET ENVIRONMENT

The fiscal year began with continued optimism around synchronized global growth and new optimism around tax reform in the U.S. In late 2017, the Trump administration signed into law the Tax Cuts and Jobs Act, which provided a meaningful cut to the corporate tax rate starting in 2018. This led to positive earnings revisions and aided a strong equity market rally in January 2018. However, increased trade tensions between the U.S. and China and higher interest rates in the U.S. led to increased volatility as 2018 progressed. Equities sold off sharply in early February 2018 after higher-than-expected wage data in the U.S. increased concerns around margins, but were able to partially recover over the second half of February 2018.

Better-than-expected earnings reports and associated strong technology and energy company performance drove most developed equity markets higher in the second and third quarters of 2018. Higher oil prices aided energy company performance. U.S. economic outperformance was a theme throughout most of 2018, as U.S. growth surprised to the upside, while European and Chinese growth surprised to the downside. Inflation in the U.S. breached the U.S. Federal Reserve’s (“Fed”) target and the unemployment rate continued to fall further below the Fed estimate of the natural rate of unemployment.

Accounting for the positive economic data, the Fed hiked its key policy rates three times in 2018 and suggested further interest rate hikes were likely in December and the coming year. The European Central Bank also took steps to remove accommodative monetary policy, announcing it would cease asset purchases at the end of 2018. However, Europe as a whole faced increased economic and political uncertainty as growth data slowed. The 12-month period ended with a sharp equity market sell-off. Equities were weighed down in October by weaker-than-expected gross domestic product growth data in China and Europe and broader cyclical concerns related to earnings and higher yields in the U.S.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Global Multifactor Macro (Class I2) returned 9.46%. By comparison, its benchmark, the ICE BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index, returned 1.85%.

STRATEGY REVIEW

The Fund is a long-term, market-neutral strategy that seeks to deliver positive returns with low correlation to traditional and alternative investments. We trade predominately on macroeconomic news and trends, using a systematic, bottom-up approach that integrates both quantitative and discretionary trading signals. While the strategy is long-term market neutral, we can take directional views over the short term. Exposure to global equity, fixed income, currency and commodity markets are made through the use of derivatives, including futures, currency forwards and swaps.

We use a multifactor approach, and one of the meaningful risk weights is placed on macroeconomic momentum signals. Our positioning in macroeconomic momentum signals and carry performed well and was only slightly offset by negative performance in positioning driven by price momentum and value. The fixed income asset class performed well, with a short U.S. two-year interest rate swap position contributing meaningfully. U.S. two-year interest rate swaps sold off and underperformed relative to other countries, as the Fed continued to hike its key policy rates as a result of growth data being better than expected and the signing of Tax Cuts and Jobs Act. A short Japanese government bond position during the third quarter of 2018 also added to returns. Japanese government bonds underperformed in August after the Bank of Japan adjusted its yield curve control policy to allow higher 10-year Japanese government bond yields.

The other two major contributors were commodities and currencies. In commodities, we held a long position in crude oil during the first and second quarters of 2018 and a short position in soybeans in the second quarter of 2018 that performed well. Oil rallied over the first and second quarters as inventories drew more than expected and supply disruptions increased in Venezuela, Libya and Angola. The U.S. decision to withdraw from the nuclear deal with Iran also boosted oil prices in the second quarter. Soybeans sold off meaningfully during June, weighed down by a stronger U.S. dollar and China’s announcement it would place tariffs on U.S. agricultural products, including soybeans. The U.S. exports a meaningful amount of soybeans to China. In currencies, we held a short position in the Swedish krona that performed well during the first quarter of 2018 and into April. The krona underperformed over this period, weighed down by lower-than-expected inflation data and a more dovish central bank.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Jordan Brooks

Michael Katz

David Kupersmith

John M. Liew

Co-Portfolio Managers

AQR Capital Management, LLC

Asset Allocation	Percentage of Net Assets
Short-Term Investment Companies	90.5%
Net Other Assets (Liabilities)^	9.5
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2018

Transamerica Global Multifactor Macro

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	9.46%	1.55%	03/03/2015
ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index (A)	1.85%	0.99%

(A) The ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Consolidated Financial Highlights.

Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2018

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 90.5%
Money Market Funds - 90.5%
BlackRock Liquidity Funds T-Fund Portfolio	8,279,151	$ 8,279,151
Dreyfus Treasury Cash Management	33,619,911	33,619,911
UBS Select Treasury Preferred	41,964,009	41,964,009

Total Short-Term Investment Companies (Cost $83,863,071)		83,863,071

Total Investments (Cost $83,863,071)		83,863,071
Net Other Assets (Liabilities) - 9.5%		8,842,923

Net Assets - 100.0%		$ 92,705,994

CENTRALLY CLEARED SWAP AGREEMENTS:

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month AUD-BBR-BBSW	Pay	2.00%	Quarterly	12/10/2020	AUD	10,600,000	$3,970	$5,041	$(1,071)
3-Month AUD-BBR-BBSW	Pay	2.00	Quarterly	03/11/2021	AUD	22,800,000	19,970	39,665	(19,695)
3-Month CAD-CDOR	Pay	2.50	Semi-Annually/ Quarterly	03/15/2021	CAD	164,400,000	713,817	351,592	362,225
3-Month CAD-CDOR	Receive	3.00	Semi-Annually/ Quarterly	03/19/2029	CAD	21,000,000	83,253	47,051	36,202
3-Month NZD-BKBM	Receive	2.50	Semi-Annually/ Quarterly	03/10/2021	NZD	188,500,000	1,034,753	1,036,156	(1,403)
3-Month NZD-BKBM	Pay	3.00	Semi-Annually/ Quarterly	03/14/2029	NZD	26,000,000	(156,057)	(109,381)	(46,676)
3-Month SEK-STIBOR-SIDE	Pay	0.50	Annually/ Quarterly	03/17/2021	SEK	279,000,000	(194,327)	(194,331)	4
3-Month SEK-STIBOR-SIDE	Receive	1.50	Annually/ Quarterly	03/21/2029	SEK	51,600,000	78,856	106,413	(27,557)
3-Month USD-LIBOR	Pay	2.75	Semi-Annually/ Quarterly	12/21/2020	USD	4,400,000	32,510	19,457	13,053
3-Month USD-LIBOR	Pay	2.75	Semi-Annually/ Quarterly	03/22/2021	USD	245,000,000	2,065,198	1,446,630	618,568
3-Month USD-LIBOR	Receive	2.75	Semi-Annually/ Quarterly	03/20/2024	USD	42,400,000	(828,691)	(372,375)	(456,316)
3-Month USD-LIBOR	Receive	3.00	Semi-Annually/ Quarterly	12/19/2028	USD	1,000,000	(20,511)	(4,894)	(15,617)
3-Month USD-LIBOR		3.00	Semi-Annually/ Quarterly	03/20/2029	USD	6,700,000	146,549	178,400	(31,851)
6-Month AUD-BBR-BBSW	Receive	3.00	Semi-Annually	12/07/2028	AUD	2,300,000	24,520	14,231	10,289
6-Month AUD-BBR-BBSW	Receive	3.00	Semi-Annually	03/08/2029	AUD	7,500,000	63,933	40,405	23,528
6-Month CHF-LIBOR	Pay	0.00	Semi-Annually/ Annually	03/17/2021	CHF	61,200,000	(205,096)	(187,317)	(17,779)
6-Month CHF-LIBOR	Receive	0.50	Semi-Annually/ Annually	03/21/2029	CHF	8,900,000	(59,943)	(22,575)	(37,368)
6-Month EUR-EURIBOR	Receive	0.00	Semi-Annually/ Annually	03/22/2021	EUR	1,800,000	1,011	916	95
6-Month EUR-EURIBOR	Pay	0.50	Semi-Annually/ Annually	03/20/2024	EUR	32,700,000	(80,138)	(127,110)	46,972
6-Month EUR-EURIBOR	Pay	1.00	Semi-Annually/ Annually	12/21/2020	EUR	1,600,000	(3,320)	—	(3,320)
6-Month EUR-EURIBOR	Receive	1.00	Semi-Annually/ Annually	03/20/2029	EUR	18,900,000	(84,799)	(23,688)	(61,111)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements (continued)

Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month EUR-EURIBOR	Receive	1.25%	Semi-Annually/ Annually	12/19/2028	EUR	300,000	$8,805	$—	$8,805
6-Month GBP-LIBOR	Pay	1.25	Semi-Annually	12/21/2020	GBP	1,500,000	(3,313)	(698)	(2,615)
6-Month GBP-LIBOR	Receive	1.25	Semi-Annually	03/22/2021	GBP	162,700,000	93,065	(32,745)	125,810
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	03/20/2029	GBP	15,300,000	248,111	268,593	(20,482)
6-Month GBP-LIBOR	Receive	1.75	Semi-Annually	12/19/2028	GBP	200,000	3,505	2,578	927
6-Month JPY-LIBOR	Receive	0.00	Semi-Annually	12/16/2020	JPY	76,500,000	(733)	(517)	(216)
6-Month JPY-LIBOR	Pay	0.25	Semi-Annually	03/17/2021	JPY	438,000,000	(14,266)	(12,754)	(1,512)
6-Month JPY-LIBOR	Pay	0.50	Semi-Annually	12/20/2028	JPY	15,300,000	(2,008)	(1,996)	(12)
6-Month NOK-NIBOR	Receive	2.00	Semi-Annually/ Annually	03/17/2021	NOK	662,800,000	480,602	524,164	(43,562)
6-Month NOK-NIBOR	Pay	2.50	Semi-Annually/ Annually	03/21/2029	NOK	123,300,000	(202,924)	(316,850)	113,926

Total							$3,246,302	$2,674,061	$572,241

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (A)
Reference Entity	Counterparty	Pay/Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Futures	MLI	Receive	Maturity	12/31/2018	USD	34,573,890	328,000	$26,265	$—	$26,265
10-Year Canada Government Bond Futures	MLI	Receive	Maturity	12/18/2018	CAD	22,045,783	164,000	288,460	—	288,460
10-Year Japan Government Bond Futures	MLI	Receive	Maturity	12/13/2018	JPY	1,202,476,000	8,000,000	(17,051)	—	(17,051)
10-Year U.K. Gilt Futures)	MLI	Pay	Maturity	12/27/2018	GBP	8,307,220	68,000	21,295	—	21,295
10-Year U.S. Treasury Note Futures	MLI	Receive	Maturity	12/19/2018	USD	37,656,900	314,000	442,994	—	442,994
BM&F Bovespa Index Futures	MLI	Receive	Maturity	12/12/2018	BRL	5,108,833	60	(44,156)	—	(44,156)
German Euro Bund Futures	MLI	Pay	Maturity	12/06/2018	EUR	16,982,247	106,000	4,817	—	4,817
Heating Oil Futures	CITI	Pay	Maturity	11/29/2018	USD	100,572	42,000	(6,320)	—	(6,320)
HSCEI China Index Futures	GSI	Pay	Maturity	11/29/2018	HKD	16,626,913	1,650	26,318	—	26,318
HSCEI China Index Futures	MLI	Pay	Maturity	11/29/2018	HKD	2,514,044	250	4,649	—	4,649
MSCI Brazil Index Futures	GSI	Pay	Maturity	12/19/2018	BRL	90,561	94	(351)	—	(351)
MSCI Brazil Index Futures	GSI	Pay	Maturity	12/19/2018	BRL	2,916,275	3,035	(13,416)	—	(13,416)
MSCI Brazil Index Futures	GSI	Pay	Maturity	12/19/2018	BRL	860,020	910	(7,962)	—	(7,962)
MSCI Hong Kong Index Futures	MLI	Receive	Monthly	12/19/2018	HKD	16,407,395	214	(57,715)	—	(57,715)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Total Return Swap Agreements (continued) (A)

Reference Entity	Counterparty	Pay/Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Italy Index Futures	MLI	Pay	Maturity/ Monthly	12/19/2018	EUR	1,138,441	12,269	$(19,052)	$—	$(19,052)
MSCI Japan Index Futures	MLI	Pay	Maturity/ Monthly	12/19/2018	JPY	460,187,154	232,345	(152,675)	—	(152,675)
MSCI Mexico Index Futures	GSI	Pay	Maturity	12/19/2018	MXN	3,374,090	3,392	13,132	—	13,132
MSCI Poland Index Futures	GSI	Pay	Maturity	12/19/2018	PLN	1,169,875	6,012	7,244	—	7,244
MSCI Singapore Index Futures	GSI	Receive	Monthly	12/19/2018	SGD	1,042,585	191	(14,879)	—	(14,879)
MSCI South Africa Index Futures	GSI	Pay	Maturity	12/19/2018	ZAR	26,589,456	29,902	25,914	—	25,914
MSCI Spain Index Futures	MLI	Receive	Monthly/ Maturity	12/19/2018	EUR	405,695	2,171	4,255	—	4,255
MSCI Switzerland Index Futures	MLI	Receive	Monthly/ Maturity	12/19/2018	CHF	276,567	107	(9,013)	—	(9,013)
MSCI Taiwan Index Futures	MLI	Pay	Maturity	11/29/2018	USD	640,932	1,800	16,968	—	16,968
Soybean Meal Futures	CITI	Receive	Maturity	12/21/2018	USD	404,214	1,300	3,554	—	3,554
Swiss Market Index Futures	MLI	Receive	Maturity	12/21/2018	CHF	263,219	30	(6,227)	—	(6,227)
TAIEX Futures	MLI	Pay	Maturity	11/21/2018	TWD	51,328,217	5,200	(22,823)	—	(22,823)
Tel Aviv 35 Index Futures	MLI	Receive	Maturity	11/30/2018	ILS	645,983	400	2,991	—	2,991
Wheat Futures	CITI	Receive	Maturity	11/23/2018	USD	149,321	30,000	(829)	—	(829)
WIG 20 Index Futures	GSI	Receive	Maturity	12/21/2018	PLN	719,270	320	8,900	—	8,900

Total								$525,287	$—	$525,287

Value
OTC Swap Agreements, at value (Assets)	$897,756
OTC Swap Agreements, at value (Liabilities)	$(372,469)

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
3-Month Aluminum	Long	2	11/08/2018	$103,149	$96,931	$—	$(6,218)
3-Month Aluminum	Short	(2)	11/08/2018	(102,494)	(96,931)	5,563	—
3-Month Aluminum	Long	2	11/16/2018	101,493	97,189	—	(4,304)
3-Month Aluminum	Short	(2)	11/16/2018	(101,945)	(97,189)	4,756	—
3-Month Aluminum	Long	3	12/05/2018	154,659	146,403	—	(8,256)
3-Month Aluminum	Short	(3)	12/05/2018	(154,944)	(146,403)	8,541	—
3-Month Aluminum	Long	2	12/11/2018	104,156	97,741	—	(6,415)
3-Month Aluminum	Short	(2)	12/11/2018	(103,529)	(97,740)	5,789	—
3-Month Aluminum	Long	3	12/24/2018	155,287	146,588	—	(8,699)
3-Month Aluminum	Short	(3)	12/24/2018	(155,653)	(146,587)	9,066	—
3-Month Aluminum	Long	2	01/03/2019	109,075	97,888	—	(11,187)
3-Month Aluminum	Short	(2)	01/03/2019	(108,995)	(97,887)	11,108	—
3-Month Aluminum	Long	2	01/10/2019	102,013	97,869	—	(4,144)
3-Month Aluminum	Short	(2)	01/10/2019	(102,220)	(97,869)	4,351	—
3-Month Aluminum	Long	4	01/24/2019	200,694	195,081	—	(5,613)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FUTURES CONTRACTS (continued):

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
3-Month Aluminum	Short	(4)	01/24/2019	$(200,233)	$(195,081)	$5,152	$—
3-Month Aluminum	Long	1	01/25/2019	49,678	48,780	—	(898)
3-Month Aluminum	Short	(1)	01/25/2019	(49,610)	(48,780)	830	—
3-Month Aluminum	Long	1	01/31/2019	49,253	49,142	—	(111)
3-Month Aluminum	Short	(1)	01/31/2019	(49,237)	(49,142)	95	—
3-Month Copper	Long	3	01/10/2019	470,634	450,150	—	(20,484)
3-Month Copper	Short	(3)	01/10/2019	(470,307)	(450,150)	20,157	—
3-Month Copper	Long	2	01/17/2019	311,789	299,700	—	(12,089)
3-Month Copper	Short	(2)	01/17/2019	(312,687)	(299,700)	12,987	—
3-Month Copper	Long	1	01/25/2019	153,103	149,813	—	(3,290)
3-Month Copper	Short	(1)	01/25/2019	(153,439)	(149,812)	3,627	—
3-Month Copper	Long	1	11/08/2018	153,998	150,663	—	(3,335)
3-Month Copper	Short	(1)	11/08/2018	(153,872)	(150,662)	3,210	—
3-Month Copper	Long	1	11/15/2018	147,545	150,413	2,868	—
3-Month Copper	Short	(1)	11/15/2018	(147,127)	(150,412)	—	(3,285)
3-Month Copper	Long	1	11/16/2018	146,882	150,350	3,468	—
3-Month Copper	Short	(1)	11/16/2018	(147,486)	(150,350)	—	(2,864)
3-Month Copper	Long	2	12/11/2018	295,056	300,138	5,082	—
3-Month Copper	Short	(2)	12/11/2018	(293,525)	(300,138)	—	(6,613)
3-Month Copper	Long	1	12/20/2018	152,315	150,000	—	(2,315)
3-Month Copper	Short	(1)	12/20/2018	(151,622)	(150,000)	1,622	—
3-Month Copper	Long	1	12/24/2018	158,689	149,950	—	(8,739)
3-Month Copper	Short	(1)	12/24/2018	(158,247)	(149,950)	8,297	—
3-Month Nickel	Long	1	11/16/2018	79,203	68,619	—	(10,584)
3-Month Nickel	Short	(1)	11/16/2018	(79,632)	(68,619)	11,013	—
3-Month Nickel	Long	1	12/05/2018	74,942	68,721	—	(6,221)
3-Month Nickel	Short	(1)	12/05/2018	(74,547)	(68,721)	5,826	—
3-Month Nickel	Long	1	12/11/2018	73,833	68,754	—	(5,079)
3-Month Nickel	Short	(1)	12/11/2018	(73,914)	(68,754)	5,160	—
3-Month Nickel	Long	1	12/24/2018	78,538	68,825	—	(9,713)
3-Month Nickel	Short	(1)	12/24/2018	(78,774)	(68,825)	9,949	—
3-Month Nickel	Long	3	01/10/2019	231,579	206,744	—	(24,835)
3-Month Nickel	Short	(3)	01/10/2019	(231,537)	(206,744)	24,793	—
3-Month Nickel	Long	2	01/17/2019	150,278	137,899	—	(12,379)
3-Month Nickel	Short	(2)	01/17/2019	(150,954)	(137,899)	13,055	—
3-Month Zinc	Long	1	11/08/2018	65,350	63,719	—	(1,631)
3-Month Zinc	Short	(1)	11/08/2018	(65,372)	(63,719)	1,653	—
3-Month Zinc	Long	1	12/11/2018	58,503	63,081	4,578	—
3-Month Zinc	Short	(1)	12/11/2018	(58,570)	(63,081)	—	(4,511)
3-Month Zinc	Long	1	12/24/2018	63,452	62,619	—	(833)
3-Month Zinc	Short	(1)	12/24/2018	(63,347)	(62,619)	728	—
3-Month Zinc	Long	4	01/10/2019	269,012	249,882	—	(19,130)
3-Month Zinc	Short	(4)	01/10/2019	(266,470)	(249,882)	16,588	—
3-Month Zinc	Long	3	01/17/2019	197,543	187,191	—	(10,352)
3-Month Zinc	Short	(3)	01/17/2019	(197,616)	(187,191)	10,425	—
10-Year Australia Treasury Bond	Short	(142)	12/17/2018	(13,011,464)	(13,013,392)	—	(1,928)
10-Year Canada Government Bond	Short	(41)	12/18/2018	(4,135,325)	(4,115,728)	19,597	—
10-Year Japan Government Bond	Short	(16)	12/13/2018	(21,306,529)	(21,359,330)	—	(52,801)
10-Year Japan Government Bond Mini	Short	(175)	12/12/2018	(23,307,980)	(23,346,258)	—	(38,278)
10-Year U.S. Treasury Note	Short	(18)	12/19/2018	(2,130,719)	(2,131,875)	—	(1,156)
Aluminum	Long	8	12/19/2018	420,022	391,700	—	(28,322)
Aluminum	Short	(17)	12/19/2018	(943,270)	(901,894)	41,376	—
Amsterdam Index	Long	14	11/16/2018	1,641,715	1,638,990	—	(2,725)
Brent Crude Oil	Short	(4)	11/30/2018	(305,794)	(300,160)	5,634	—
CAC 40 Index	Short	(24)	11/16/2018	(1,392,049)	(1,383,646)	8,403	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FUTURES CONTRACTS (continued):

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
Copper	Long	5	12/19/2018	$775,575	$750,125	$—	$(25,450)
Copper	Short	(6)	12/19/2018	(919,264)	(900,150)	19,114	—
Corn	Short	(23)	12/14/2018	(420,415)	(417,738)	2,677	—
DAX® Index	Short	(1)	12/21/2018	(319,645)	(324,434)	—	(4,789)
EURO STOXX 50® Index	Short	(265)	12/21/2018	(9,843,875)	(9,586,866)	257,009	—
FTSE 100 Index	Short	(48)	12/21/2018	(4,433,578)	(4,362,856)	70,722	—
FTSE Bursa Malaysia KLCI	Short	(11)	11/30/2018	(221,330)	(224,101)	—	(2,771)
FTSE MIB Index	Long	2	12/21/2018	224,937	215,034	—	(9,903)
German Euro Bund Index	Long	105	12/06/2018	19,022,477	19,059,447	36,970	—
Gold 100 oz	Short	(2)	12/27/2018	(240,012)	(243,000)	—	(2,988)
Hang Seng Index	Short	(10)	11/29/2018	(1,582,252)	(1,588,317)	—	(6,065)
HSCEI Index	Long	12	11/29/2018	771,948	775,292	3,344	—
IBEX 35 Index	Short	(3)	11/16/2018	(298,716)	(301,956)	—	(3,240)
KOSPI 200 Index	Short	(80)	12/13/2018	(5,133,439)	(4,635,163)	498,276	—
Lead	Long	1	12/19/2018	52,096	48,075	—	(4,021)
Mexican Bolsa Index	Short	(16)	12/21/2018	(395,988)	(347,344)	48,644	—
MSCI Singapore Index	Short	(16)	11/29/2018	(389,676)	(396,203)	—	(6,527)
MSCI Taiwan Index	Short	(5)	11/29/2018	(181,568)	(178,350)	3,218	—
Natural Gas	Short	(3)	11/28/2018	(96,156)	(97,830)	—	(1,674)
New York Harbor ULSD	Long	4	11/30/2018	398,631	378,235	—	(20,396)
Nickel	Long	5	12/19/2018	385,110	343,995	—	(41,115)
Nickel	Short	(5)	12/19/2018	(380,167)	(343,995)	36,172	—
OMX Stockholm 30 Index	Long	135	11/16/2018	2,250,999	2,260,044	9,045	—
RBOB Gasoline	Long	5	11/30/2018	424,958	367,794	—	(57,164)
S&P 500® E-Mini Index	Short	(85)	12/21/2018	(12,009,818)	(11,522,175)	487,643	—
S&P/ASX 200 Index	Long	84	12/20/2018	9,099,287	8,622,294	—	(476,993)
S&P/TSX 60 Index	Short	(33)	12/20/2018	(4,763,510)	(4,483,057)	280,453	—
SET 50 Index	Short	(50)	12/27/2018	(348,718)	(331,554)	17,164	—
Silver	Long	3	12/27/2018	220,979	214,230	—	(6,749)
Soybean	Short	(4)	01/14/2019	(169,975)	(170,350)	—	(375)
Soybean Meal	Short	(11)	01/14/2019	(344,482)	(339,020)	5,462	—
Soybean Oil	Short	(69)	01/14/2019	(1,208,312)	(1,169,136)	39,176	—
TOPIX Index	Long	12	12/13/2018	1,834,609	1,745,203	—	(89,406)
U.K. Gilt	Long	80	12/27/2018	12,479,440	12,517,160	37,720	—
Wheat	Short	(19)	12/14/2018	(561,229)	(475,475)	85,754	—
WTI Crude	Long	15	11/19/2018	1,095,187	979,650	—	(115,537)
Zinc	Long	7	12/19/2018	448,531	440,081	—	(8,450)

Total						$2,233,910	$(1,232,950)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	12/19/2018	USD	2,263,914	AUD	3,087,000	$76,656	$—
CITI	12/19/2018	USD	3,746,406	BRL	15,295,018	399	(345,757)
CITI	12/19/2018	USD	1,322,105	CAD	1,729,000	7,330	—
CITI	12/19/2018	USD	13,698,380	CHF	13,253,000	471,172	—
CITI	12/19/2018	USD	1,151,887	CLP	770,000,000	45,178	(456)
CITI	12/19/2018	USD	4,867,595	CNH	33,605,890	61,754	—
CITI	12/19/2018	USD	239,124	COP	730,000,000	12,857	—
CITI	12/19/2018	USD	1,093,027	CZK	24,300,000	26,565	—
CITI	12/19/2018	USD	25,991,396	EUR	22,207,000	723,808	—
CITI	12/19/2018	USD	7,215,321	GBP	5,523,000	137,415	—
CITI	12/19/2018	USD	1,480,983	HKD	11,596,000	589	(417)
CITI	12/19/2018	USD	679,612	HUF	188,821,000	17,979	—
CITI	12/19/2018	USD	1,661,429	IDR	25,000,000,000	31,424	(3,514)
CITI	12/19/2018	USD	1,104,623	INR	80,716,000	19,983	(418)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	12/19/2018	USD	5,753,654	JPY	643,815,000	$26,415	$(3,766)
CITI	12/19/2018	USD	6,377,177	KRW	7,149,546,000	93,978	(313)
CITI	12/19/2018	USD	1,929,897	MXN	38,406,000	54,906	—
CITI	12/19/2018	USD	509,901	NOK	4,190,000	11,678	—
CITI	12/19/2018	USD	5,081,071	NZD	7,633,000	97,451	—
CITI	12/19/2018	USD	1,401,497	PHP	76,000,000	—	(14,108)
CITI	12/19/2018	USD	786,548	PLN	2,899,000	29,933	—
CITI	12/19/2018	USD	761,771	RUB	52,000,000	—	(22,717)
CITI	12/19/2018	USD	12,173,375	SEK	109,425,000	157,108	—
CITI	12/19/2018	USD	156,510	SGD	215,000	1,132	—
CITI	12/19/2018	USD	310,145	THB	10,112,000	4,610	—
CITI	12/19/2018	USD	314,309	TWD	9,700,000	3	(362)
CITI	12/19/2018	EUR	1,834,000	USD	2,128,430	—	(41,666)
CITI	12/19/2018	COP	2,590,000,000	USD	867,608	—	(64,828)
CITI	12/19/2018	JPY	233,413,000	USD	2,100,113	—	(22,355)
CITI	12/19/2018	CLP	740,000,000	USD	1,107,185	—	(43,155)
CITI	12/19/2018	TWD	9,900,000	USD	324,474	—	(3,319)
CITI	12/19/2018	BRL	13,004,000	USD	3,272,691	210,425	(4,252)
CITI	12/19/2018	MXN	114,892,166	USD	5,925,741	—	(316,675)
CITI	12/19/2018	AUD	9,079,000	USD	6,524,438	—	(91,617)
CITI	12/19/2018	ZAR	25,233,000	USD	1,722,626	2,414	(25,192)
CITI	12/19/2018	ILS	3,260,000	USD	913,576	—	(33,751)
CITI	12/19/2018	NOK	23,252,000	USD	2,796,519	—	(31,679)
CITI	12/19/2018	CAD	24,305,000	USD	18,636,048	3,910	(157,819)
CITI	12/19/2018	INR	104,300,000	USD	1,440,992	345	(39,243)
CITI	12/19/2018	NZD	8,262,000	USD	5,465,481	16	(71,200)
CITI	12/19/2018	SEK	20,034,000	USD	2,217,017	—	(17,027)
CITI	12/19/2018	SGD	3,590,000	USD	2,637,867	—	(43,393)
CITI	12/19/2018	KRW	1,763,279,000	USD	1,576,860	5	(27,174)
CITI	12/19/2018	HKD	37,925,000	USD	4,842,843	893	(711)
CITI	12/19/2018	PHP	17,200,000	USD	319,372	1,078	(77)
CITI	12/19/2018	IDR	11,200,000,000	USD	734,216	948	(3,348)
CITI	12/19/2018	CNH	5,478,667	USD	797,475	—	(13,993)
CITI	12/19/2018	PLN	5,003,000	USD	1,345,153	—	(39,410)
CITI	12/19/2018	CHF	6,157,000	USD	6,400,896	—	(255,879)
CITI	12/19/2018	RUB	92,000,000	USD	1,382,577	7,506	(2,144)
CITI	12/19/2018	CZK	5,600,000	USD	255,808	—	(10,039)
CITI	12/19/2018	HUF	63,821,000	USD	228,447	—	(4,817)
CITI	12/19/2018	THB	10,112,000	USD	308,942	—	(3,408)
CITI	12/19/2018	GBP	143,000	USD	187,289	—	(4,030)
CITI	12/19/2018	USD	2,327,379	ZAR	33,944,000	47,426	(6,727)

Total						$2,385,289	$(1,770,756)

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term Investment Companies	$83,863,071	$—	$—	$83,863,071

Total Investments	$83,863,071	$—	$—	$83,863,071

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION (continued):

Valuation Inputs (continued) (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$5,102,428	$—	$5,102,428
Over-the-Counter Total Return Swap Agreements	—	897,756	—	897,756
Futures Contracts (C)	2,233,910	—	—	2,233,910
Forward Foreign Currency Contracts (C)	—	2,385,289	—	2,385,289

Total Other Financial Instruments	$2,233,910	$8,385,473	$—	$10,619,383

LIABILITIES
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$(1,856,126)	$—	$(1,856,126)
Over-the-Counter Total Return Swap Agreements	—	(372,469)	—	(372,469)
Futures Contracts (C)	(1,232,950)	—	—	(1,232,950)
Forward Foreign Currency Contracts (C)	—	(1,770,756)	—	(1,770,756)

Total Other Financial Instruments	$(1,232,950)	$(3,999,351)	$—	$(5,232,301)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(C)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (offshore)
COP	Columbian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

CURRENCY ABBREVIATIONS (continued):

THB	Thai Baht
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

CITI	Citibank N.A.
GSI	Goldman Sachs International
MLI	Merrill Lynch International

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate
BKBM	Bank Bill Reference Rate
BM&F Bovespa	Bolsa de Valores, Mercadorias & Futuros de Sao Paulo (Brazilian Stock Exchange Index)
CAC	Cotation Assistée en Continu (French Stock Market Index)
CDOR	Canadian Dollar Offered Rate
DAX	Deutscher Aktienindex (Frankfurt Stock Index)
EURIBOR	Euro Interbank Offer Rate
FTSE	Financial Times Stock Exchange
HSCEI	Hang Seng China Enterprises Index
IBEX	Índice Bursatil Español (Bolsa de Madrid Stock Market Index)
KLCI	Kuala Lumpur Composite Index
KOSPI	Korean Composite Stock Price Index
LIBOR	London Interbank Offered Rate
MIB	Milano Italia Borsa (FTSE MIB is the primary benchmark index for the Italian equity markets)
NIBOR	Norwegian Interbank Offered Rate
OMX	Norwegian Stockholm Stock Exchange
RBOB	Reformulated Blendstock for Oxygenate Blending
SET	Stock Exchange of Thailand
SIDE	Swedish Markets
STIBOR	Stockholm Interbank Offered Rate
STOXX	Deutsche Börse Group & SIX Group Index
TAIEX	Taiwan Capitalization Weighted Stock Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange
ULSD	Ultra-Low Sulfur Diesel
WIG	Warsaw Stock Exchange Index
WTI	West Texas Intermediate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Managed Futures Strategy

(unaudited)

MARKET ENVIRONMENT

The fiscal year began with continued optimism around synchronized global growth and new optimism around tax reform in the U.S. In late 2017, the Trump administration signed into law the Tax Cuts and Jobs Act, which provided a meaningful cut to the corporate tax rate starting in 2018. This led to positive earnings revisions and aided a strong equity market rally in January 2018. However, increased trade tensions between the U.S. and China and higher interest rates in the U.S. led to increased volatility as 2018 progressed. Equities sold off sharply in early February 2018 after higher-than-expected wage data in the U.S. increased concerns around margins, but were able to partially recover over the second half of February.

Better-than-expected earnings reports and associated strong technology and energy company performance drove most developed equity markets higher in the second and third quarters of 2018. Higher oil prices aided energy company performance. U.S. economic outperformance was a theme throughout most of 2018, as U.S. growth surprised to the upside, while European and Chinese growth surprised to the downside. Inflation in the U.S. breached the U.S. Federal Reserve’s (“Fed”) target and the unemployment rate continued to fall further below the Fed estimate of the natural rate of unemployment.

Accounting for the positive economic data, the Fed hiked its key policy rates three times in 2018 and suggested further interest rate hikes were likely in December and the coming year. The European Central Bank also took steps to remove accommodative monetary policy, announcing it would cease asset purchases at the end of 2018. However, Europe as a whole faced increased economic and political uncertainty as growth data slowed. The 12-month period ended with a sharp equity market sell-off. Equities were weighed down in October by weaker-than-expected gross domestic product growth data in China and Europe and broader cyclical concerns related to earnings and higher yields in the U.S.

PERFORMANCE

For the year ended October 31, 2018, Transamerica Managed Futures Strategy (Class I2) returned -4.62%. By comparison, its benchmark, the FTSE 3-Month Treasury Bill + 7% Wrap, returned 9.02%.

STRATEGY REVIEW

The strategy invests in swap, futures and forward contracts both long and short across global equity, fixed income, commodity and currency markets. We use both short and long-term trend-following signals to attempt to profit from different types of trends that occur in all of these markets. Trend following can be described as going long markets that are rising in price, and going short markets that are falling in price. In addition to trend-following signals, we incorporate signals that seek to identify over-extended trends, and help reduce risk when the chance of a reversal is perceived as higher than normal.

Overall, while the Fund generated losses over the period, it remained strongly diversifying to a traditional stock-and-bond portfolio. For the trailing one-year period, currencies detracted the most from returns, followed by equities. Trends in commodities and fixed income performed positively. By signal horizon, short-term and over-extended signals detracted equally.

Fixed income contributed to performance. Gains were driven by short positioning in short- to intermediate-term U.S. fixed income, which benefited from rising U.S. interest rates and contributed positively across signal types. Reversals in other geographies led to losses that partially offset these gains. Trend following in commodities also contributed, driven by sustained bullish trends in energy, and over-extended signals that viewed the sector as cheap. In contrast, reversals in agricultural commodities and base metals detracted. Agricultural markets whipsawed over the trailing 12-month period and caused losses for long-term signals on changing expectations for crop conditions and trade tensions between the U.S. and China. Rising concerns over trade tensions and softer economic growth data in China also led to reversals of bullish trends in base metals, particularly in the latter half of the period.

Trend following in equities detracted. Global equity markets reversed course several times, most notably in February and more recently in October. Short-term signals drove losses as they were whipsawed by changing equity markets in 2018 through October.

Trend following in currencies was the largest detractor. Ongoing trade negotiations caused shorter-term U.S. dollar reversals throughout the period, especially versus the Canadian dollar and Mexican peso. The longer-term U.S. dollar depreciation trend reversed sharply in April due to relative U.S. economic strength versus Europe. Reversals toward the end of the period due to rising eurozone crisis concerns and Brexit negotiations resulted in negative performance for the euro and Japanese yen and British pound, respectively. Over-extended signals were the largest detractor in currencies and significant losses were primarily due to the view that the U.S. dollar was expensive and the Turkish lira was cheap. This detracted from performance as the U.S. dollar appreciated and the Turkish lira declined.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Clifford S. Asness

Brian K. Hurst

Ari Levine

John M. Liew

Yao Hua Ooi

Co-Portfolio Managers

AQR Capital Management, LLC

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Obligations	79.1%
Short-Term Investment Companies	12.6
Net Other Assets (Liabilities)^	8.3
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2018

Transamerica Managed Futures Strategy

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	(4.62)%	(0.07)%	0.30%	09/30/2010
FTSE 3-Month Treasury Bill + 7% Wrap (A)	9.02%	7.80%	7.61%

(A) The FTSE 3-Month Treasury Bill + 7% Wrap represents monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or expense reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Consolidated Financial Highlights.

Securities purchased for an arbitrage strategy are intended to take advantage of a perceived relationship between the value of two securities and may not perform as expected. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2018

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS

At October 31, 2018

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 79.1%
U.S. Treasury Bill 2.08% (A), 11/15/2018	$ 79,096,000	$ 79,031,020
2.13% (A), 11/23/2018 - 12/27/2018	28,740,000	28,693,248
2.14% (A), 12/27/2018	2,093,000	2,085,837
2.15% (A), 01/10/2019	6,861,000	6,831,367
2.19% (A), 01/17/2019	8,892,000	8,851,299
2.23% (A), 02/07/2019	1,576,000	1,566,175
2.32% (A), 03/14/2019	1,985,000	1,968,051

Total Short-Term U.S. Government Obligations (Cost $129,034,045)		129,026,997

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 12.6%
Money Market Funds - 12.6%
BlackRock Liquidity Funds T-Fund Portfolio	1,345,516	$ 1,345,516
Dreyfus Treasury Cash Management	5,382,066	5,382,066
UBS Select Treasury Preferred	13,755,726	13,755,726

Total Short-Term Investment Companies (Cost $20,483,308)		20,483,308

Total Investments (Cost $149,517,353)		149,510,305
Net Other Assets (Liabilities) - 8.3%		13,472,145

Net Assets - 100.0%		$ 162,982,450

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (B)
Reference Entity	Counterparty	Pay/Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Futures	BOA	Receive	Maturity	12/31/2018	USD	32,433,180	308,000	$(7,883)	$—	$(7,883)
5-Year U.S. Treasury Note Futures	BOA	Receive	Maturity	12/31/2018	USD	80,146,927	708,000	552,239	—	552,239
10-Year Canada Government Bond Futures	BOA	Receive	Maturity	12/18/2018	CAD	2,784,884	21,000	8,032	—	8,032
10-Year Italy Government Bond Futures	BOA	Receive	Maturity	12/06/2018	EUR	1,095,187	9,000	483	—	483
10-Year Japan Government Bond Futures	BOA	Pay	Maturity	12/13/2018	JPY	452,223,100	3,000,000	(5,079)	—	(5,079)
10-Year U.K. Gilt Futures	BOA	Pay	Maturity	12/27/2018	GBP	8,709,377	71,000	(23,348)	—	(23,348)
10-Year U.S. Treasury Note Futures	BOA	Receive	Maturity	12/19/2018	USD	41,995,105	350,000	514,636	—	514,636
20-Year U.S. Treasury Note Futures	BOA	Receive	Maturity	12/19/2018	USD	18,214,129	129,000	371,817	—	371,817
Aluminum Futures	CITI	Receive	Maturity	12/17/2018	USD	248,950	125	4,138	—	4,138
BM&F Bovespa Index Futures	MLI	Pay	Maturity	12/12/2018	BRL	2,562,353	30	19,946	—	19,946
Cocoa Futures	CITI	Pay	Maturity	11/30/2018	GBP	16,970	10	(26)	—	(26)
Coffee Futures	MLI	Receive	Maturity	11/09/2018	USD	1,327,500	1,200,000	(24,900)	—	(24,900)
Copper Futures	CITI	Receive	Maturity	12/17/2018	USD	292,950	50	(7,100)	—	(7,100)
Cotton No. 2 Futures	CITI	Pay	Maturity	11/09/2018	USD	139,530	150,000	(24,240)	—	(24,240)
Cotton No. 2 Futures	MLI	Pay	Maturity	11/09/2018	USD	44,060	50,000	(5,630)	—	(5,630)
Euro OAT Futures	BOA	Pay	Maturity	12/06/2018	EUR	2,279,699	15,000	(339)	—	(339)
FTSE China A50 Index Futures	MLI	Receive	Maturity	11/29/2018	USD	210,204	19	(2,549)	—	(2,549)
Gasoil Bullet Futures	MLI	Pay	Maturity	12/11/2018	USD	1,174,500	1,600	(72,900)	—	(72,900)
Gasoil Bullet Futures	CITI	Pay	Maturity	12/11/2018	USD	1,761,360	2,400	(108,960)	—	(108,960)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Total Return Swap Agreements (continued) (B)

Reference Entity	Counterparty	Pay/Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
German Euro BOBL Futures	BOA	Pay	Maturity	12/06/2018	EUR	7,232,552	55,000	$(3,174)	$—	$(3,174)
German Euro Bond Futures	BOA	Pay	Maturity	12/06/2018	EUR	3,868,640	22,000	24,239	—	24,239
German Euro Bund Futures	BOA	Pay	Maturity	12/06/2018	EUR	16,488,971	103,000	19,005	—	19,005
German Euro Schatz Futures	BOA	Pay	Maturity	12/06/2018	EUR	6,831,642	61,000	(1,322)	—	(1,322)
Gold Futures	MLI	Receive	Maturity	11/30/2018	USD	120,220	100	(1,390)	—	(1,390)
Gold Futures	CITI	Receive	Maturity	11/30/2018	USD	2,089,787	1,700	22,417	—	22,417
Heating Oil Futures	MLI	Pay	Maturity	11/29/2018	USD	580,738	252,000	(15,225)	—	(15,225)
Heating Oil Futures	CITI	Pay	Maturity	11/29/2018	USD	2,413,715	1,008,000	(151,662)	—	(151,662)
HG Copper Futures	MLI	Receive	Maturity	11/30/2018	USD	68,238	25,000	1,900	—	1,900
HG Copper Futures	CITI	Receive	Maturity	11/30/2018	USD	204,467	75,000	5,454	—	5,454
HSCEI China Index Futures	GSI	Receive	Maturity	11/29/2018	HKD	14,108,524	1,400	(22,223)	—	(22,223)
KOSPI 200 Index Futures	MLI	Receive	Maturity	12/13/2018	KRW	1,120,698,834	4,250,000	(6,923)	—	(6,923)
Lean Hogs Futures	MLI	Receive	Maturity	12/14/2018	USD	179,920	320,000	(7,120)	—	(7,120)
MSCI Taiwan Index Futures	MLI	Receive	Maturity	11/29/2018	USD	498,061	1,400	(13,639)	—	(13,639)
Natural Gas Futures	MLI	Pay	Maturity	11/28/2018	USD	31,630	10,000	1,190	—	1,190
Nickel Futures	CITI	Receive	Maturity	12/17/2018	USD	140,760	12	3,162	—	3,162
Palladium Futures	MLI	Pay	Maturity	11/30/2018	USD	107,140	100	(490)	—	(490)
Palladium Futures	CITI	Pay	Maturity	11/30/2018	USD	218,050	200	(4,750)	—	(4,750)
Platinum Futures	MLI	Receive	Maturity	12/31/2018	USD	204,100	250	(5,875)	—	(5,875)
Platinum Futures	CITI	Receive	Maturity	12/31/2018	USD	286,160	350	(7,805)	—	(7,805)
RBOB Gasoline Futures	CITI	Pay	Maturity	11/29/2018	USD	874,860	420,000	(141,246)	—	(141,246)
Silver Futures	CITI	Receive	Maturity	11/30/2018	USD	219,000	15,000	5,325	—	5,325
Soybean Futures	CITI	Receive	Maturity	12/21/2018	USD	2,870,603	330,000	59,828	—	59,828
Soybean Meal Futures	CITI	Receive	Maturity	12/21/2018	USD	410,115	1,300	9,455	—	9,455
Soybean Oil Futures	CITI	Receive	Maturity	12/21/2018	USD	416,819	1,440,000	10,163	—	10,163
Swiss Market Index Futures	MLI	Receive	Maturity	12/21/2018	CHF	434,359	50	(14,686)	—	(14,686)
U.S. Treasury Note Futures	BOA	Receive	Maturity	12/19/2018	USD	11,773,608	78,000	115,045	—	115,045
Wheat Futures	MLI	Receive	Maturity	11/23/2018	USD	26,113	5,000	1,450	—	1,450
WTI Crude Oil Futures	MLI	Pay	Maturity	11/16/2018	USD	3,004,030	41,000	(342,720)	—	(342,720)
WTI Crude Oil Futures	CITI	Pay	Maturity	11/16/2018	USD	3,378,143	46,000	(392,283)	—	(392,283)
Zinc Futures	CITI	Receive	Maturity	12/17/2018	USD	60,775	25	(2,094)	—	(2,094)

Total								$332,343	$—	$332,343

Value
OTC Swap Agreements, at value (Assets)	$1,749,924
OTC Swap Agreements, at value (Liabilities)	$(1,417,581)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Short	(230)	03/18/2019	$(56,014,658)	$(55,835,375)	$179,283	$—
90-Day Eurodollar	Short	(217)	06/17/2019	(52,780,374)	(52,600,800)	179,574	—
90-Day Eurodollar	Short	(211)	09/16/2019	(51,254,623)	(51,096,288)	158,335	—
90-Day Eurodollar	Short	(210)	12/16/2019	(50,955,746)	(50,817,375)	138,371	—
90-Day Eurodollar	Short	(212)	03/16/2020	(51,414,849)	(51,296,050)	118,799	—
90-Day Eurodollar	Short	(215)	06/15/2020	(52,134,026)	(52,024,625)	109,401	—
90-Day Eurodollar	Short	(204)	09/14/2020	(49,465,107)	(49,368,000)	97,107	—
90-Day Sterling	Long	6	03/20/2019	949,939	949,639	—	(300)
90-Day Sterling	Short	(14)	06/19/2019	(2,214,079)	(2,214,258)	—	(179)
90-Day Sterling	Long	6	09/18/2019	948,802	948,297	—	(505)
90-Day Sterling	Short	(9)	12/18/2019	(1,421,257)	(1,421,582)	—	(325)
90-Day Sterling	Short	(4)	03/18/2020	(631,421)	(631,431)	—	(10)
90-Day Sterling	Short	(8)	06/17/2020	(1,261,892)	(1,262,223)	—	(331)
90-Day Sterling	Short	(26)	09/16/2020	(4,100,287)	(4,100,147)	140	—
3-Month Copper	Long	1	01/24/2019	154,883	149,816	—	(5,067)
3-Month Copper	Short	(1)	01/24/2019	(154,997)	(149,816)	5,181	—
3-Month Copper	Long	1	01/29/2019	154,972	149,806	—	(5,166)
3-Month Copper	Short	(1)	01/29/2019	(155,447)	(149,806)	5,641	—
3-Month Copper	Long	1	01/30/2019	151,981	149,803	—	(2,178)
3-Month Copper	Short	(1)	01/30/2019	(152,834)	(149,803)	3,031	—
3-Month Copper	Long	1	01/25/2019	153,456	149,812	—	(3,644)
3-Month Copper	Short	(1)	01/25/2019	(153,450)	(149,813)	3,637	—
3-Month Copper	Long	1	11/07/2018	153,828	150,725	—	(3,103)
3-Month Copper	Short	(1)	11/07/2018	(154,145)	(150,725)	3,420	—
3-Month Copper	Long	2	11/09/2018	308,138	301,200	—	(6,938)
3-Month Copper	Short	(2)	11/09/2018	(308,009)	(301,200)	6,809	—
3-Month Copper	Long	2	11/14/2018	305,643	300,950	—	(4,693)
3-Month Copper	Short	(2)	11/14/2018	(304,299)	(300,950)	3,349	—
3-Month Copper	Long	2	11/15/2018	295,805	300,825	5,020	—
3-Month Copper	Short	(2)	11/15/2018	(294,250)	(300,825)	—	(6,575)
3-Month Copper	Long	4	11/16/2018	590,537	601,400	10,863	—
3-Month Copper	Short	(4)	11/16/2018	(590,412)	(601,400)	—	(10,988)
3-Month Copper	Long	2	11/20/2018	301,288	300,450	—	(838)
3-Month Copper	Short	(2)	11/20/2018	(299,677)	(300,450)	—	(773)
3-Month Copper	Long	2	11/21/2018	301,468	300,325	—	(1,143)
3-Month Copper	Short	(2)	11/21/2018	(302,447)	(300,325)	2,122	—
3-Month Copper	Long	3	11/23/2018	449,334	450,150	816	—
3-Month Copper	Short	(3)	11/23/2018	(449,881)	(450,150)	—	(269)
3-Month EURIBOR	Short	(5)	03/18/2019	(1,419,919)	(1,419,990)	—	(71)
3-Month EURIBOR	Short	(3)	06/17/2019	(851,824)	(851,909)	—	(85)
3-Month EURIBOR	Long	10	09/16/2019	2,837,872	2,837,997	125	—
3-Month EURIBOR	Long	33	12/16/2019	9,357,689	9,357,915	226	—
3-Month EURIBOR	Long	39	03/16/2020	11,050,408	11,050,519	111	—
3-Month EURIBOR	Long	35	06/15/2020	9,908,628	9,908,213	—	(415)
3-Month EURIBOR	Long	8	09/14/2020	2,262,709	2,262,582	—	(127)
3-Month Euroswiss	Long	5	06/17/2019	1,249,810	1,249,938	128	—
3-Month Euroswiss	Long	6	09/16/2019	1,499,142	1,499,330	188	—
3-Month Nickel	Long	1	12/13/2018	76,173	68,766	—	(7,407)
3-Month Nickel	Short	(1)	12/13/2018	(76,198)	(68,766)	7,432	—
2-Year U.S. Treasury Note	Short	(179)	12/31/2018	(37,706,353)	(37,707,469)	—	(1,116)
3-Year Australia Treasury Bond	Long	231	12/17/2018	18,201,055	18,229,036	27,981	—
5-Year U.S. Treasury Note	Short	(43)	12/31/2018	(4,839,841)	(4,832,461)	7,380	—
10-Year Australia Treasury Bond	Long	20	12/17/2018	1,839,232	1,832,872	—	(6,360)
10-Year Canada Government Bond	Short	(26)	12/18/2018	(2,608,341)	(2,609,974)	—	(1,633)
10-Year U.S. Treasury Note	Short	(50)	12/19/2018	(5,987,468)	(5,921,875)	65,593	—
Amsterdam Index	Short	(6)	11/16/2018	(688,418)	(702,424)	—	(14,006)
Brent Crude Oil	Long	129	11/30/2018	10,398,538	9,680,160	—	(718,378)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FUTURES CONTRACTS (continued):

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
CAC 40 Index	Short	(38)	11/16/2018	$(2,136,967)	$(2,190,772)	$—	$(53,805)
Canada Bankers’ Acceptance	Short	(66)	03/18/2019	(12,226,277)	(12,214,099)	12,178	—
Canada Bankers’ Acceptance	Short	(60)	06/17/2019	(11,101,614)	(11,088,344)	13,270	—
Cocoa	Long	1	03/14/2019	22,492	22,530	38	—
Coffee	Long	3	12/18/2018	137,206	126,788	—	(10,418)
Copper	Long	4	12/17/2018	617,918	600,100	—	(17,818)
Copper	Short	(18)	12/17/2018	(2,701,639)	(2,700,450)	1,189	—
Copper	Short	(1)	12/27/2018	(68,205)	(66,475)	1,730	—
Corn	Short	(40)	12/14/2018	(731,862)	(726,500)	5,362	—
Cotton No. 2	Short	(4)	12/06/2018	(163,605)	(153,720)	9,885	—
DAX® Index	Short	(20)	12/21/2018	(6,762,814)	(6,488,671)	274,143	—
E-Mini DJIA Index	Long	9	12/21/2018	1,174,648	1,128,465	—	(46,183)
E-Mini Russell 2000® Index	Short	(55)	12/21/2018	(4,318,454)	(4,157,725)	160,729	—
EURO STOXX 50® Index	Short	(425)	12/21/2018	(15,590,861)	(15,375,162)	215,699	—
Euro-BTP Italy Government Bond	Short	(90)	12/06/2018	(12,313,176)	(12,399,803)	—	(86,627)
FTSE 100 Index	Short	(126)	12/21/2018	(11,355,692)	(11,452,496)	—	(96,804)
FTSE China A50 Index	Short	(42)	11/29/2018	(470,712)	(469,245)	1,467	—
FTSE MIB Index	Short	(13)	12/21/2018	(1,486,040)	(1,397,719)	88,321	—
German Euro BOBL	Long	19	12/06/2018	2,829,172	2,828,636	—	(536)
German Euro BUXL	Long	8	12/06/2018	1,576,314	1,602,927	26,613	—
German Euro Schatz	Long	7	12/06/2018	887,818	887,800	—	(18)
Gold 100 oz	Short	(72)	12/27/2018	(8,877,719)	(8,748,000)	129,719	—
Hang Seng Index	Short	(35)	11/29/2018	(5,533,399)	(5,559,108)	—	(25,709)
HSCEI Index	Short	(44)	11/29/2018	(2,834,747)	(2,842,737)	—	(7,990)
IBEX 35 Index	Short	(29)	11/16/2018	(2,901,892)	(2,918,903)	—	(17,011)
KOSPI 200 Index	Short	(102)	12/13/2018	(6,428,056)	(5,909,833)	518,223	—
Lean Hogs	Short	(4)	12/14/2018	(91,024)	(93,520)	—	(2,496)
Low Sulfur Gasoil	Long	40	12/12/2018	2,794,874	2,796,000	1,126	—
MSCI Emerging Markets Index	Short	(23)	12/21/2018	(1,169,881)	(1,100,205)	69,676	—
MSCI Singapore Index	Short	(8)	11/29/2018	(195,118)	(198,101)	—	(2,983)
MSCI Taiwan Index	Short	(54)	11/29/2018	(1,915,782)	(1,970,460)	—	(54,678)
NASDAQ-100 E-Mini Index	Short	(1)	12/21/2018	(134,988)	(139,510)	—	(4,522)
Natural Gas	Long	79	11/28/2018	2,603,401	2,576,190	—	(27,211)
New York Harbor ULSD	Long	1	11/30/2018	95,997	94,559	—	(1,438)
Nickel	Long	1	12/17/2018	75,482	68,799	—	(6,683)
Nickel	Short	(1)	12/17/2018	(76,197)	(68,799)	7,398	—
OMX Stockholm 30 Index	Short	(42)	11/16/2018	(685,337)	(703,125)	—	(17,788)
Platinum	Short	(12)	01/29/2019	(497,767)	(505,800)	—	(8,033)
RBOB Gasoline	Long	7	11/30/2018	585,926	514,912	—	(71,014)
S&P 500® E-Mini Index	Short	(2)	12/21/2018	(266,050)	(271,110)	—	(5,060)
S&P/ASX 200 Index	Short	(29)	12/20/2018	(2,947,184)	(2,976,744)	—	(29,560)
S&P/TSX 60 Index	Short	(12)	12/20/2018	(1,604,518)	(1,630,202)	—	(25,684)
Soybean	Short	(20)	01/14/2019	(853,960)	(851,750)	2,210	—
Soybean Meal	Short	(5)	01/14/2019	(154,636)	(154,100)	536	—
Soybean Oil	Short	(7)	01/14/2019	(120,105)	(118,608)	1,497	—
Sugar	Short	(2)	02/28/2019	(30,246)	(29,546)	700	—
TOPIX Index	Short	(27)	12/13/2018	(3,931,388)	(3,926,707)	4,681	—
U.S. Treasury Bond	Short	(118)	12/19/2018	(17,152,258)	(16,786,875)	365,383	—
Wheat	Short	(16)	12/14/2018	(400,745)	(398,225)	2,520	—
WTI Crude	Long	50	11/19/2018	3,662,837	3,265,500	—	(397,337)

Total						$3,054,356	$(1,820,029)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	12/19/2018	USD	41,676,216	AUD	57,673,000	$813,089	$(406)
CITI	12/19/2018	USD	3,701,873	BRL	15,365,000	1,693	(410,306)
CITI	12/19/2018	USD	32,792,373	CAD	42,851,002	208,122	(741)
CITI	12/19/2018	USD	640,135	CHF	626,000	15,354	—
CITI	12/19/2018	USD	1,936,206	CLP	1,290,187,008	81,110	(31)
CITI	12/19/2018	USD	1,010,127	COP	3,058,428,032	62,156	—
CITI	12/19/2018	USD	125,544,680	EUR	107,854,631	2,825,426	—
CITI	12/19/2018	USD	52,865,009	GBP	40,832,000	546,729	(9,277)
CITI	12/19/2018	USD	146,110	HKD	1,144,000	50	(30)
CITI	12/19/2018	USD	2,275,327	HUF	634,595,000	51,694	—
CITI	12/19/2018	USD	1,948,541	IDR	29,920,927,000	6,124	(12,638)
CITI	12/19/2018	USD	2,444,084	ILS	8,843,999	57,219	—
CITI	12/19/2018	USD	4,590,770	INR	328,966,000	168,984	(469)
CITI	12/19/2018	USD	62,735,865	JPY	6,994,865,000	580,672	(110,539)
CITI	12/19/2018	USD	13,070,518	KRW	14,608,998,831	235,597	(4,468)
CITI	12/19/2018	USD	9,600,026	MXN	188,589,000	393,065	—
CITI	12/19/2018	USD	11,631,338	NOK	96,776,000	123,933	—
CITI	12/19/2018	USD	25,216,821	NZD	37,903,000	472,704	(2,922)
CITI	12/19/2018	USD	40,564	PHP	2,206,000	—	(526)
CITI	12/19/2018	USD	2,671,480	PLN	10,096,000	36,505	—
CITI	12/19/2018	USD	13,583,973	SEK	122,728,000	109,136	(2,270)
CITI	12/19/2018	USD	11,644,862	SGD	15,922,000	138,116	—
CITI	12/19/2018	USD	5,106,401	TWD	155,784,000	52,787	(23)
CITI	12/19/2018	CHF	7,287,000	USD	7,516,852	—	(244,038)
CITI	12/19/2018	ZAR	111,374,000	USD	7,695,283	3,497	(195,937)
CITI	12/19/2018	SEK	9,003,000	USD	1,015,981	—	(27,336)
CITI	12/19/2018	NOK	95,219,000	USD	11,654,672	—	(332,407)
CITI	12/19/2018	COP	2,511,283,000	USD	825,934	—	(47,554)
CITI	12/19/2018	CAD	62,050,000	USD	47,998,857	1,353	(815,815)
CITI	12/19/2018	KRW	11,968,348,000	USD	10,686,485	—	(167,881)
CITI	12/19/2018	SGD	12,276,000	USD	8,990,134	—	(118,333)
CITI	12/19/2018	EUR	56,768,000	USD	66,532,351	—	(1,940,532)
CITI	12/19/2018	JPY	7,432,867,187	USD	66,936,219	13	(771,565)
CITI	12/19/2018	MXN	243,708,000	USD	12,533,195	—	(635,313)
CITI	12/19/2018	PHP	2,148,000	USD	39,631	379	—
CITI	12/19/2018	IDR	1,308,713,008	USD	85,685	264	(436)
CITI	12/19/2018	AUD	6,165,000	USD	4,375,778	3,897	(11,538)
CITI	12/19/2018	TWD	21,299,000	USD	692,702	612	(2,372)
CITI	12/19/2018	PLN	21,338,000	USD	5,805,630	—	(236,584)
CITI	12/19/2018	NZD	30,651,000	USD	20,083,068	15,373	(86,265)
CITI	12/19/2018	GBP	51,790,000	USD	67,943,653	—	(1,573,055)
CITI	12/19/2018	ILS	7,390,000	USD	2,062,229	—	(67,777)
CITI	12/19/2018	INR	24,566,000	USD	332,327	94	(2,183)
CITI	12/19/2018	HUF	41,165,000	USD	148,785	—	(4,540)
CITI	12/19/2018	BRL	14,782,000	USD	3,935,253	26,084	(6,817)
CITI	12/19/2018	CLP	693,497,000	USD	1,026,584	—	(29,424)
CITI	12/19/2018	USD	6,700,705	ZAR	97,583,000	137,702	(10,794)

Total						$7,169,533	$(7,883,142)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term U.S. Government Obligations	$—	$129,026,997	$—	$129,026,997
Short-Term Investment Companies	20,483,308	—	—	20,483,308

Total Investments	$20,483,308	$129,026,997	$—	$149,510,305

Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$1,749,924	$—	$1,749,924
Futures Contracts (D)	3,054,356	—	—	3,054,356
Forward Foreign Currency Contracts (D)	—	7,169,533	—	7,169,533

Total Other Financial Instruments	$3,054,356	$8,919,457	$—	$11,973,813

LIABILITIES
Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$(1,417,581)	$—	$(1,417,581)
Futures Contracts (D)	(1,820,029)	—	—	(1,820,029)
Forward Foreign Currency Contracts (D)	—	(7,883,142)	—	(7,883,142)

Total Other Financial Instruments	$(1,820,029)	$(9,300,723)	$—	$(11,120,752)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rates disclosed reflect the yields at October 31, 2018.
(B)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Columbian Peso
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2018

CURRENCY ABBREVIATIONS (continued):

PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America N.A.
CITI	Citibank N.A.
GSI	Goldman Sachs International
MLI	Merrill Lynch International

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
BM&F Bovespa	Bolsa de Valores, Mercadorias & Futuros de Sao Paulo (Brazilian Stock Exchange Index)
BOBL	Bundesobligationen (German Federal Government Securities)
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
BUXL	Bundesanleihen (German Long-Term Debt)
CAC	Cotation Assistée en Continu (French Stock Market Index)
DAX	Deutscher Aktienindex (Frankfurt Stock Index)
DJIA	Dow Jones Industrial Average
EURIBOR	Euro Interbank Offer Rate
FTSE	Financial Times Stock Exchange
HG	High Grade
HSCEI	Hang Seng China Enterprises Index
IBEX	Índice Bursatil Español (Bolsa de Madrid Stock Market Index)
KOSPI	Korean Composite Stock Price Index
MIB	Milano Italia Borsa (FTSE MIB is the primary benchmark index for the Italian equity markets)
NASDAQ	National Association of Securities Dealers Automated Quotations
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
OMX	Norwegian Stockholm Stock Exchange
RBOB	Reformulated Blendstock for Oxygenate Blending
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange
ULSD	Ultra-Low Sulfur Diesel
WTI	West Texas Intermediate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2018

	Transamerica Global Multifactor Macro	Transamerica Managed Futures Strategy
Assets:
Investments, at value (A)	$83,863,071	$149,510,305
Cash collateral pledged at custodian for:
Centrally cleared swap agreements	314,912	—
OTC derivatives (C)	740,000	10,540,949
Futures contracts	297,311	—
Cash collateral pledged at broker for:
Centrally cleared swap agreements	2,274,733	—
OTC derivatives (C)	760,000	—
Futures contracts	3,883,876	8,021,322
Foreign currency, at value (B)	143,052	422,952
OTC swap agreements, at value	897,756	1,749,924
Receivables and other assets:
Investments sold	—	27,185,218
Interest	125,014	27,213
Variation margin receivable on centrally cleared swap agreements	246,638	—
Unrealized appreciation on forward foreign currency contracts	2,385,289	7,169,533
Total assets	95,931,652	204,627,416

Liabilities:
Cash collateral received at broker for:
OTC derivatives (C)	150,000	3,880,929
OTC swap agreements, at value	372,469	1,417,581
Payables and other liabilities:
Investments purchased	117,940	26,978,860
Shares of beneficial interest redeemed	45,947	91,727
Due to custodian	10,682	162,451
Investment management fees	20,457	53,891
Transfer agent fees	636	1,141
Trustees, CCO and deferred compensation fees	209	441
Audit and tax fees	34,091	17,931
Custody fees	290,853	520,491
Legal fees	897	1,526
Printing and shareholder reports fees	1,087	1,211
Registration fees	306	536
Other accrued expenses	5,964	6,557
Variation margin payable on futures contracts	403,364	626,551
Unrealized depreciation on forward foreign currency contracts	1,770,756	7,883,142
Total liabilities	3,225,658	41,644,966
Net assets	$92,705,994	$162,982,450

Net assets consist of:
Paid-in capital	$97,654,480	$239,369,126
Total distributable earnings	(4,948,486)	(76,386,676)
Net assets	$92,705,994	$162,982,450
Shares outstanding (unlimited shares, no par value)	9,825,559	21,991,385
Net asset value and offering price per share	$9.44	$7.41

(A) Investments, at cost	$83,863,071	$149,517,353
(B) Foreign currency, at cost	$130,573	$424,024

(C)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended October 31, 2018

	Transamerica Global Multifactor Macro	Transamerica Managed Futures Strategy
Investment Income:
Interest income	$1,430,454	$2,859,252
Withholding taxes on foreign income	(86,561)	(13,427)
Total investment income	1,343,893	2,845,825

Expenses:
Investment management fees	1,586,865	2,500,259
Transfer agent fees	7,768	13,556
Trustees, CCO and deferred compensation fees	2,441	4,186
Audit and tax fees	69,542	22,280
Custody fees	882,890	1,678,954
Legal fees	9,888	12,889
Printing and shareholder reports fees	2,159	2,989
Registration fees	3,216	4,131
Other	18,107	19,241
Total expenses before waiver and/or reimbursement and recapture	2,582,876	4,258,485
Expense waived and/or reimbursed	(1,022,720)	(1,631,483)
Net expenses	1,560,156	2,627,002
Net investment income (loss)	(216,263)	218,823

Net realized gain (loss) on:
Investments	—	(1,153)
Swap agreements	5,567,673	(2,081,925)
Futures contracts	2,114,628	4,662,605
Forward foreign currency contracts	(1,993,048)	(8,634,094)
Foreign currency transactions	7,376	(342,854)
Net realized gain (loss)	5,696,629	(6,397,421)

Net change in unrealized appreciation (depreciation) on:
Investments	—	(10,988)
Swap agreements	(584,033)	(851,244)
Futures contracts	1,217,972	(3,799,687)
Forward foreign currency contracts	2,814,610	1,527,161
Translation of assets and liabilities denominated in foreign currencies	(3,306)	(71,852)
Net change in unrealized appreciation (depreciation)	3,445,243	(3,206,610)
Net realized and change in unrealized gain (loss)	9,141,872	(9,604,031)
Net increase (decrease) in net assets resulting from operations	$8,925,609	$(9,385,208)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Global Multifactor Macro		Transamerica Managed Futures Strategy
	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017
From operations:
Net investment income (loss)	$(216,263)	$(1,333,614)	$218,823	$(1,212,247)
Net realized gain (loss)	5,696,629	(606,152)	(6,397,421)	(17,742,547)
Net change in unrealized appreciation (depreciation)	3,445,243	(5,415,051)	(3,206,610)	5,159,074
Net increase (decrease) in net assets resulting from operations	8,925,609	(7,354,817)	(9,385,208)	(13,795,720)

Distributions (A):
Dividends and/or distributions to shareholders	(4,578,138)	—	(28,018)	—
Dividends and/or distributions to shareholders from
Net investment income	—	—	—	(234,782)
Net realized gains	—	(5,429,639)	—	—
Return of capital	—	—	—	(1,749,421)
Total dividends and/or distributions to shareholders	(4,578,138)	(5,429,639)	(28,018)	(1,984,203)

Capital share transactions:
Proceeds from shares sold	7,991,036	11,358,198	57,090,315	21,650,758
Dividends and/or distributions reinvested	4,578,138	5,429,639	28,018	1,984,203
Cost of shares redeemed	(48,567,389)	(46,331,974)	(45,603,176)	(49,158,191)
Net increase (decrease) in net assets resulting from capital share transactions	(35,998,215)	(29,544,137)	11,515,157	(25,523,230)
Net increase (decrease) in net assets	(31,650,744)	(42,328,593)	2,101,931	(41,303,153)

Net assets:
Beginning of year	124,356,738	166,685,331	160,880,519	202,183,672
End of year	$92,705,994	$124,356,738	$162,982,450	$160,880,519
Undistributed (distributions in excess of) net investment income (loss) (A)	—	$(6,117,362)	—	$(52,151,554)

Capital share transactions - shares:
Shares issued	882,905	1,276,509	7,231,376	2,788,284
Shares reinvested	534,829	581,955	3,565	246,791
Shares redeemed	(5,442,706)	(5,067,150)	(5,952,165)	(6,189,604)
Net increase (decrease) in shares outstanding	(4,024,972)	(3,208,686)	1,282,776	(3,154,529)

(A)

The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Transamerica Global Multifactor Macro
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015(A)
Net asset value, beginning of period/year	$8.98	$9.77	$10.06		$10.00
Investment operations:
Net investment income (loss) (B)	(0.02)	(0.09)	(0.13	)(C)	(0.10)
Net realized and unrealized gain (loss)	0.83	(0.37)	0.23		0.16
Total investment operations	0.81	(0.46)	0.10		0.06
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	—	(0.39)		—
Net realized gains	—	(0.33)	—		—
Total dividends and/or distributions to shareholders	(0.35)	(0.33)	(0.39)		—
Net asset value, end of period/year	$9.44	$8.98	$9.77		$10.06
Total return	9.46%	(5.09)%	1.01%		0.60	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$92,706	$124,357	$166,685		$222,239
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	2.48%	2.49%	2.22%		1.93	%(F)
Including waiver and/or reimbursement and recapture	1.50%	1.50%	1.50	%(D)	1.50	%(F)
Net investment income (loss) to average net assets	(0.21)%	(0.96)%	(1.36	)%(D)	(1.49	)%(F)
Portfolio turnover rate (G)	—%	—%	—%		—	%(D)

(A)	Commenced operations on March 3, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Managed Futures Strategy
	October 31, 2018		October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Net asset value, beginning of year	$7.77		$8.47	$11.06		$10.28	$10.10
Investment operations:
Net investment income (loss) (A)	0.01		(0.06)	(0.10	)(B)	(0.15)	(0.14)
Net realized and unrealized gain (loss)	(0.37)		(0.55)	(0.37)		1.46	0.64
Total investment operations	(0.36)		(0.61)	(0.47)		1.31	0.50
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	(0.01)	(1.11)		(0.08)	(0.04)
Net realized gains	—		—	(1.01)		(0.45)	(0.28)
Return of capital	—		(0.08)	—		—	—
Total dividends and/or distributions to shareholders	(0.00	)(C)	(0.09)	(2.12)		(0.53)	(0.32)
Net asset value, end of year	$7.41		$7.77	$8.47		$11.06	$10.28
Total return	(4.62)%		(7.22)%	(5.00)%		12.89%	4.97%
Ratio and supplemental data:
Net assets end of year (000’s)	$162,982		$160,881	$202,184		$325,631	$413,887
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	2.36%		2.29%	2.02%		1.68%	1.68%
Including waiver and/or reimbursement and recapture	1.45%		1.45%	1.44	%(B)	1.42%	1.42%
Net investment income (loss) to average net assets	0.12%		(0.72)%	(1.13	)%(B)	(1.37)%	(1.39)%
Portfolio turnover rate (E)	—%		—%	—%		—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS

At October 31, 2018

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Fund

Transamerica Core Bond (“Core Bond”)

Transamerica Global Real Estate Securities (“Global Real Estate Securities”)

Transamerica International Value (“International Value”) (A)

Transamerica Long/Short Strategy (“Long/Short Strategy”)

Transamerica Mid Cap Value (“Mid Cap Value”)

Transamerica Total Return (“Total Return”)

Transamerica Global Multifactor Macro (“Global Multifactor Macro”) (B)

Transamerica Managed Futures Strategy (“Managed Futures Strategy”) (B)

(A)	Fund commenced operations on August 31, 2018.
(B)	Transamerica Cayman Global Multifactor Macro, Ltd. and Transamerica Cayman Managed Futures Strategy, Ltd. are wholly-owned subsidiaries which act as investment vehicles for Global Multifactor Macro and Managed Futures Strategy, respectively. Please reference the Basis for Consolidation section of the Notes to Financial Statements for more information.

Global Real Estate Securities, Global Multifactor Macro and Managed Futures Strategy are “non-diversified” Funds, as defined under the 1940 Act.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including risks as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

1. ORGANIZATION (continued)

reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. BASIS FOR CONSOLIDATION

Transamerica Cayman Global Multifactor Macro, Ltd. and Transamerica Cayman Managed Futures Strategy, Ltd. (each, a “Subsidiary” and collectively, the “Subsidiaries”) are organized under the laws of the Cayman Islands and are wholly-owned subsidiaries which act as investment vehicles for Global Multifactor Macro and Managed Futures Strategy, respectively. The principal purpose of investment of the Subsidiaries is to allow the Funds noted above to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies.

As of October 31, 2018, each Subsidiary as a percentage of each Fund’s net assets is as follows:

Fund	Subsidiary	Value	Percentage of Net Assets
Global Multifactor Macro	Transamerica Cayman Global Multifactor Macro, Ltd.	$21,354,923	23.04%
Managed Futures Strategy	Transamerica Cayman Managed Futures Strategy, Ltd.	37,317,270	22.90

3. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subject to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations or Consolidated Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations or Consolidated Statements of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions, paid by the Funds, be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statements of Operations or Consolidated Statements of Operations. For the year ended October 31, 2018, commissions recaptured are as follows. Funds not listed in the subsequent table do not have any commissions recaptured during the year.

Fund	Commissions Recaptured
Global Real Estate Securities	$6,915
Mid Cap Value	2,709

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, little or no illiquid investments, and little or no investments classified as Level 3 of the fair value hierarchy, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared for Long/Short Strategy using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

4. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments and derivative instruments.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

4. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2018, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments or Consolidated Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Certain investment companies are valued at the NAV of the underlying funds as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying funds and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

4. SECURITY VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Funds normally value short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

5. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2018, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments.

Restricted and illiquid securities: The Funds may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

5. SECURITIES AND OTHER INVESTMENTS (continued)

Restricted and illiquid securities held at October 31, 2018, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): Certain Funds may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at October 31, 2018, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statements of Operations or Consolidated Statements of Operations, with a corresponding adjustment to Investments, at cost within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Funds may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed-delivery basis, the Funds do not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2018, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of October 31, 2018, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments or Consolidated Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments or Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2018.

Repurchase agreements at October 31, 2018, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments and Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Reverse repurchase agreements: The Funds may enter into reverse repurchase agreements in which the Funds sell portfolio securities and agree to repurchase them from the buyer at a specified date and price. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Funds’ custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. The Funds are subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Funds. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Funds exercising their rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended October 31, 2018, the Funds’ average borrowings are as follows. Funds not listed in the subsequent table do not have any reverse repurchase agreements during the period.

Fund	Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
Total Return	$88,997,242	365	1.87%

Open reverse repurchase agreements at October 31, 2018, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments and Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. The interest expense is included in Interest income on the Statements of Operations or Consolidated Statements of Operations.

Sale-buyback: The Funds may enter into sale-buyback financing transactions. The Funds account for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Funds of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Funds forgo principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Funds are compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Funds to risks such as, the buyer under the agreement may file

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

for bankruptcy, become insolvent, or otherwise default on its obligations to the Funds, the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. The Funds’ obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Funds’ forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Funds’ portfolio turnover rates. The Funds recognize price drop fee income on a straight line basis over the period of the roll. For the year ended October 31, 2018, Total Return earned price drop fee income of $33,251. The price drop fee income is included in Interest income within the Statements of Operations or Consolidated Statements of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. The interest expense is included within Interest income on the Statements of Operations or Consolidated Statements of Operations. In periods of increased demand of the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds, and is reflected in Interest income on the Statements of Operations or Consolidated Statements of Operations.

For the year ended October 31, 2018, the Funds’ average borrowings are as follows. Funds not listed in the subsequent table do not have any sale-buybacks during the year.

Fund	Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
Total Return	$4,579,843	260	1.65%

Open sale-buyback financing transactions at October 31, 2018, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected in Net income (loss) from securities lending within the Statements of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at October 31, 2018, if any, are shown on a gross basis within the Schedule of Investments or Consolidated Schedule of Investments and Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Short sales: A short sale is a transaction in which the Funds sell securities they do not own, but have borrowed, in anticipation of a decline in the fair market value of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.

The Funds investing in short sales are liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends, interest and fees for borrowings from securities sold short within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. The Funds also bear other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations or Consolidated Statements of Operations.

Open short sale transactions at October 31, 2018, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments and are reflected in Securities sold short, at value within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018. Funds not listed in the subsequent table have not entered into secured borrowing transactions.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Core Bond
Securities Lending Transactions
Corporate Debt Securities	$4,129,693	$—	$—	$—	$4,129,693
Foreign Government Obligations	425,447	—	—	—	425,447
U.S. Government Agency Obligations	514,825	—	—	—	514,825
Total Securities Lending Transactions	$5,069,965	$—	$—	$—	$5,069,965
Total Borrowings	$5,069,965	$—	$—	$—	$5,069,965

International Value
Securities Lending Transactions
Common Stocks	$102,680	$—	$—	$—	$102,680
Total Borrowings	$102,680	$—	$—	$—	$102,680

Mid Cap Value
Securities Lending Transactions
Common Stocks	$1,038,906	$—	$—	$—	$1,038,906
Total Borrowings	$1,038,906	$—	$—	$—	$1,038,906

Total Return
Securities Lending Transactions
Corporate Debt Securities	$13,481,422	$—	$—	$—	$13,481,422
Reverse Repurchase Agreements
U.S. Government Obligations	$1,434,375	$80,981,875	$17,543,625	$749,000	$100,708,875
Cash	(253,000)	—	—	—	(253,000)
Total Reverse Repurchase Agreements	$1,181,375	$80,981,875	$17,543,625	$749,000	$100,455,875
Sale Buy-back Transactions
U.S. Government Obligations	$1,036,048	$11,410,814	$—	$—	$12,446,862
Total Borrowings	$15,698,845	$92,392,689	$17,543,625	$749,000	$126,384,159

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Funds’ investment objectives allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment objectives, the Funds may seek to use derivatives to increase or decrease exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Funds are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into option contracts to manage exposure to various market fluctuations. The Funds may purchase or write call and put options on securities and derivative instruments in which each Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Funds may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Funds the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on foreign currency: The Funds may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Funds the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on indices: The Funds may purchase or write options on indices. Purchasing or writing an option on indices gives the Funds the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Funds may purchase or write options on futures. Purchasing or writing options on futures gives the Funds the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Credit default swaptions: The Funds may purchase or write credit default swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. Purchasing or writing credit default swaptions gives the Funds the right, but not the obligation to buy or sell credit protection on a specific reference with a specific maturity.

Interest rate swaptions: The Funds may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Funds write a covered call or put option, the premium received is recorded as a liability within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security or currency at a price different from the current market value.

Open option contracts at October 31, 2018, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Funds may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments, as well as any periodic payments received or paid by the Fund, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statements of Operations or Consolidated Statements of Operations.

Credit default swap agreements: The Funds are subject to credit risk in the normal course of pursuing their investment objectives. The Funds enter into credit default swap agreements to manage their exposure to the market or certain sectors of the market to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Certain Funds sell credit default swap agreements, which exposes them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Funds would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Funds enter into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. Funds with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

counterparty to fulfill its obligations under the agreement. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Total return swap agreements: The Funds are subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing their investment objectives. The value of the commodity-linked investments held by the Funds can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting a Fund’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at October 31, 2018, if any, are listed within the Schedule of Investments or Consolidated Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable on centrally cleared swap agreements within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Open OTC swap agreements at October 31, 2018, if any, are listed within the Schedule of Investments or Consolidated Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2018, if any, are listed within the Schedule of Investments or Consolidated Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Forward foreign currency contracts: The Funds are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Additionally, Managed Futures Strategy utilizes forward foreign currency contracts for speculative purposes. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statements of Operations or Consolidated Statements of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2018, if any, are listed within the Schedule of Investments or Consolidated Schedule of Investments.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2018. Funds not listed in the subsequent tables do not have derivative investments during the year.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Total Return
Options and swaptions:
Purchased options and swaptions (A) (B)	$49,701	$56	$—	$—	$—	$49,757
Centrally cleared swaps:
Centrally cleared swap agreements, at value (B) (C)	2,897,928	—	—	686,973	—	3,584,901
OTC Swaps:
OTC swap agreements, at value	—	—	—	9,530	—	9,530
Futures contracts:
Total distributable earnings (B) (D)	1,672,636	—	—	—	—	1,672,636
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	5,368,490	—	—	—	5,368,490
Total	$4,620,265	$5,368,546	$—	$696,503	$—	$10,685,314

Global Multifactor Macro
Centrally cleared swaps:
Centrally cleared swap agreements, at value (B) (C)	$5,102,428	$—	$—	$—	$—	$5,102,428
OTC Swaps:
OTC swap agreements, at value	783,831	—	110,371	—	3,554	897,756
Futures contracts:
Total distributable earnings (B) (D)	94,287	—	1,683,922	—	455,701	2,233,910
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	2,385,289	—	—	—	2,385,289
Total	$5,980,546	$2,385,289	$1,794,293	$—	$459,255	$10,619,383

Managed Futures Strategy
OTC Swaps:
OTC swap agreements, at value	$1,685,545	$—	$64,379	$—	$—	$1,749,924
Futures contracts:
Total distributable earnings (B) (D)	1,500,186	—	1,332,939	—	221,231	3,054,356
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	7,169,533	—	—	—	7,169,533
Total	$3,185,731	$7,169,533	$1,397,318	$—	$221,231	$11,973,813

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Total Return
Options and swaptions:
Written options and swaptions, at value (B)	$(91,049)	$(331,963)	$—	$—	$—	$(423,012)
Centrally cleared swaps:
Centrally cleared swap agreements, at value (B) (C)	(1,014,268)	—	—	(411,041)	—	(1,425,309)
OTC Swaps:
OTC swap agreements, at value	—	—	—	(220,867)	—	(220,867)
Futures contracts:
Total distributable earnings (B) (D)	(1,472,040)	—	—	—	—	(1,472,040)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(2,774,382)	—	—	—	(2,774,382)
Total	$(2,577,357)	$(3,106,345)	$—	$(631,908)	$—	$(6,315,610)

Global Multifactor Macro
Centrally cleared swaps:
Centrally cleared swap agreements, at value (B) (C)	$(1,856,126)	$—	$—	$—	$—	$(1,856,126)
OTC Swaps:
OTC swap agreements, at value	(17,051)	—	(348,269)	—	(7,149)	(372,469)
Futures contracts:
Total distributable earnings (B) (D)	(94,164)	—	(602,417)	—	(536,369)	(1,232,950)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(1,770,756)	—	—	—	(1,770,756)
Total	$(1,967,341)	$(1,770,756)	$(950,686)	$—	$(543,518)	$(5,232,301)

Managed Futures Strategy
OTC Swaps:
OTC swap agreements, at value	$(124,187)	$—	$(1,293,394)	$—	$—	$(1,417,581)
Futures contracts:
Total distributable earnings (B) (D)	(98,638)	—	(401,793)	—	(1,319,598)	(1,820,029)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(7,883,142)	—	—	—	(7,883,142)
Total	$(222,825)	$(7,883,142)	$(1,695,187)	$—	$(1,319,598)	$(11,120,752)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
(D)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations or Consolidated Statements of Operations, categorized by primary market risk exposure as of October 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Total Return
Purchased options and swaptions (A)	$6,331	$(1,986)	$—	$—	$(4,634)	$(289)
Written options and swaptions	184,102	1,134,719	—	4,632	—	1,323,453
Swap agreements	3,678,776	—	—	451,396	—	4,130,172
Futures contracts	(6,323,528)	—	—	—	—	(6,323,528)
Forward foreign currency contracts	—	(137,503)	—	—	—	(137,503)
Total	$(2,454,319)	$995,230	$—	$456,028	$(4,634)	$(1,007,695)

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Global Multifactor Macro
Swap agreements	$6,182,632	$—	$(1,238,148)	$—	$623,189	$5,567,673
Futures contracts	432,505	—	(419,997)	—	2,102,120	2,114,628
Forward foreign currency contracts	—	(1,993,048)	—	—	—	(1,993,048)
Total	$6,615,137	$(1,993,048)	$(1,658,145)	$—	$2,725,309	$5,689,253

Managed Futures Strategy
Swap agreements	$253,647	$—	$(2,335,572)	$—	$—	$(2,081,925)
Futures contracts	310,854	—	(603,604)	—	4,955,355	4,662,605
Forward foreign currency contracts	—	(8,634,094)	—	—	—	(8,634,094)
Total	$564,501	$(8,634,094)	$(2,939,176)	$—	$4,955,355	$(6,053,414)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Total Return
Purchased options and swaptions (B)	$308,391	$(5,667)	$—	$—	$—	$302,724
Written options and swaptions	(381,544)	(46,109)	—	—	—	(427,653)
Swap agreements	523,454	—	—	(160,886)	—	362,568
Futures contracts	1,788,673	—	—	—	—	1,788,673
Forward foreign currency contracts	—	2,706,981	—	—	—	2,706,981
Total	$2,238,974	$2,655,205	$—	$(160,886)	$—	$4,733,293

Global Multifactor Macro
Swap agreements	$163,816	$—	$(826,788)	$—	$78,939	$(584,033)
Futures contracts	(149,845)	—	1,577,384	—	(209,567)	1,217,972
Forward foreign currency contracts	—	2,814,610	—	—	—	2,814,610
Total	$13,971	$2,814,610	$750,596	$—	$(130,628)	$3,448,549

Managed Futures Strategy
Swap agreements	$1,428,564	$—	$(2,279,808)	$—	$—	$(851,244)
Futures contracts	773,869	—	(2,332,919)	—	(2,240,637)	(3,799,687)
Forward foreign currency contracts	—	1,527,161	—	—	—	1,527,161
Total	$2,202,433	$1,527,161	$(4,612,727)	$—	$(2,240,637)	$(3,123,770)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations or Consolidated Statements of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations or Consolidated Statements of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2018.

	Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Fund	Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
Total Return	$349	$115,895	$(194,432)	$(163,375)	$339,870,609	267,303,846	(721,115,385)	$181,444,230	$329,278,624	$146,795
Global Multifactor Macro	—	—	—	—	1,297,187,387	13,235,947	(4,563,210,631)	163,877,197	177,136,688	—
Managed Futures Strategy	—	—	—	—	201,342,434	700,000,105	(577,364,927)	373,263,587	376,201,190	—

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Funds and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Funds exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Funds’ net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Funds may be required to post collateral on derivatives if the Funds are in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Funds fail to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting proposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of each Fund, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments or Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The following is a summary of the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Funds as of October 31, 2018. For financial reporting purposes, the Funds do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements and reverse repurchase agreements that are subject to master netting agreements. Funds not listed in the subsequent tables do not have master netting agreements for open derivative positions during the year.

	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Total Return
Bank of America N.A.	$221,553	$(221,553)	$—	$—	$355,328	$(221,553)	$(133,775)	$—
Barclays Bank PLC	562,618	(3,513)	(550,000)	9,105	3,513	(3,513)	—	—
BNP Paribas	949,675	(268,993)	(630,000)	50,682	268,993	(268,993)	—	—
Citibank N.A.	1,090,939	(496,986)	(530,000)	63,953	496,986	(496,986)	—	—
Deutsche Bank AG	24,269	(1,866)	(10,000)	12,403	1,866	(1,866)	—	—
Goldman Sachs Bank	207,387	(207,387)	—	—	297,811	(207,387)	—	90,424
Goldman Sachs International	326	—	—	326	—	—	—	—
HSBC Bank USA	1,180,244	(406,998)	(720,000)	53,246	406,998	(406,998)	—	—
JPMorgan Chase Bank N.A.	774,344	(774,344)	—	—	1,025,806	(774,344)	(251,462)	—
Merrill Lynch International	9,204	—	—	9,204	—	—	—	—
Nomura Global Financial Products, Inc.	—	—	—	—	19,034	—	—	19,034
Standard Chartered Bank	212,482	(199,804)	—	12,678	199,804	(199,804)	—	—
UBS AG	192,488	(192,488)	—	—	308,732	(192,488)	(116,244)	—
Other Derivatives (C)	5,259,785	—	—	5,259,785	2,930,739	—	—	2,930,739

Total	$10,685,314	$(2,773,932)	$(2,440,000)	$5,471,382	$6,315,610	$(2,773,932)	$(501,481)	$3,040,197

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Global Multifactor Macro
Citibank N.A.	$2,388,843	$(1,777,905)	$(610,938)	$—	$1,777,905	$(1,777,905)	$—	$—
Goldman Sachs International	81,508	(36,608)	(44,900)	—	36,608	(36,608)	—	—
Merrill Lynch International	812,694	(328,712)	(140,000)	343,982	328,712	(328,712)	—	—
Other Derivatives (C)	7,336,338	—	—	7,336,338	3,089,076	—	—	3,089,076

Total	$10,619,383	$(2,143,225)	$(795,838)	$7,680,320	$5,232,301	$(2,143,225)	$—	$3,089,076

Managed Futures Strategy
Bank of America N.A.	$1,605,496	$(41,145)	$(1,564,351)	$—	$41,145	$(41,145)	$—	$—
Citibank N.A.	7,289,475	(7,289,475)	—	—	8,723,308	(7,289,475)	(1,433,833)	—
Goldman Sachs International	—	—	—	—	22,223	—	(22,223)	—
Merrill Lynch International	24,486	(24,486)	—	—	514,047	(24,486)	(489,561)	—
Other Derivatives (C)	3,054,356	—	—	3,054,356	1,820,029	—	—	1,820,029

Total	$11,973,813	$(7,355,106)	$(1,564,351)	$3,054,356	$11,120,752	$(7,355,106)	$(1,945,617)	$1,820,029

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments or Consolidated Schedule of Investments.

8. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectuses for a more complete discussion of the following risks, as well as other risks of investing in the Funds.

Arbitrage strategy risk: Securities purchased pursuant to an arbitrage strategy intend to take advantage of a perceived relationship between the values of two or more securities and may not perform as expected.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

8. RISK FACTORS (continued)

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

Real estate investment trusts (“REIT”) and real estate risk: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, a Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

9. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

As of October 31, 2018, the investment manager and/or other affiliated investment accounts held balances of each Fund as follows.

Fund	Account Balance	Percentage of Net Assets
Core Bond	$1,109,798,586	94.67%
Global Real Estate Securities	17,847,047	80.34
International Value	9,145,753	100.00
Long/Short Strategy	12,008,509	100.00
Mid Cap Value	145,027,368	95.34
Total Return	657,549,261	88.14
Global Multifactor Macro	91,816,016	99.04
Managed Futures Strategy	161,727,485	99.23

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Fund	Rate
Core Bond
First $750 million	0.450%
Over $750 million up to $1 billion	0.390
Over $1 billion up to $1.5 billion	0.375
Over $1.5 billion up to $3 billion	0.370
Over $3 billion	0.365
Global Real Estate Securities
First $250 million	0.830
Over $250 million up to $500 million	0.805
Over $500 million up to $1 billion	0.730
Over $1 billion	0.680
International Value
First $500 million	0.710
Over $500 million up to $1 billion	0.700
Over $1 billion up to $2 billion	0.680
Over $2 billion up to $6 billion	0.660
Over $6 billion	0.650
Long/Short Strategy
First $300 million	1.230
Over $300 million up to $1 billion	1.180
Over $1 billion	1.155

Fund	Rate
Mid Cap Value
Effective August 1, 2018
First $100 million	0.880%
Over $100 million up to $750 million	0.830
Over $750 million up to $1.5 billion	0.810
Over $1.5 billion	0.800
Prior to August 1, 2018
First $100 million	0.880
Over $100 million	0.830
Total Return
First $250 million	0.680
Over $250 million up to $500 million	0.670
Over $500 million up to $750 million	0.660
Over $750 million up to $1 billion	0.630
Over $1 billion up to $3 billion	0.600
Over $3 billion	0.570
Global Multifactor Macro
First $150 million	1.250
Over $150 million up to $300 million	1.190
Over $300 million up to $500 million	1.140
Over $500 million up to $600 million	1.130
Over $600 million	1.080
Managed Futures Strategy
First $500 million	1.130
Over $500 million	1.080

Transamerica Cayman Global Multifactor Macro, Ltd. and Transamerica Cayman Managed Futures Strategy, Ltd. entered into separate contracts with TAM for the management of the Subsidiaries pursuant to which the Subsidiaries pay TAM a fee that is the same, as a percentage of net assets, as the management fee of the Fund. TAM has contractually agreed to waive a portion of the Funds’ management fee in an amount equal to the management fee paid to TAM by the Subsidiaries. This management fee waiver, which is reflected in Expense waiver and/or reimbursement within the Consolidated Statements of Operations, may not be discontinued by TAM as long as its contract with the Subsidiaries is in place.

For the year ended October 31, 2018, the amounts waived were $292,194 and $457,886 for Transamerica Cayman Global Multifactor Macro, Ltd. and Transamerica Cayman Managed Futures Strategy, Ltd., respectively, and are not subject to recapture.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations or the Consolidated Statements of Operations. Funds not listed in the subsequent table do not have an operating expense limit during the year.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Operating Expense Limit (A)	Prior Operating Expense Limit (B)
Core Bond	0.60%
Global Real Estate Securities	N/A
International Value	1.00%
Long/Short Strategy	1.59%
Mid Cap Value	1.05%
Total Return	0.70%	N/A
Global Multifactor Macro	1.50%
Managed Futures Strategy	1.45%

(A)	Current operation expense limit is effective through March 1, 2019.
(B)	No rate present indicates no change to the operating expense limit during the year.

TAM is entitled to recapture expenses accrued by the Funds for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Funds’ operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations or Consolidated Statements of Operations.

As of October 31, 2018, the balances available for recapture by TAM for each Fund are as follows. Funds not listed in the subsequent table do not have balances available for recapture by TAM during the year.

	Amounts Available
Fund	2016	2017	2018	Total
International Value	$—	$—	$25,798	$25,798
Long/Short Strategy	—	25,487	12,061	37,548
Total Return	—	—	168,057	168,057
Global Multifactor Macro	851,269	1,117,901	730,526	2,699,696
Managed Futures Strategy	822,351	966,388	1,173,597	2,962,336

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities and Statements of Operations or Consolidated Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. For the year ended October 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations or Consolidated Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended October 31, 2018.

Cross-trades: The Funds are authorized to purchase or sell securities from and to other funds within TAM or between the Fund and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Fund participating in the transaction.

For the year ended October 31, 2018, the Funds engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows. Funds not listed in the subsequent table did not have 17a-7 transactions during the year.

Fund	Purchases	Sales	Net Realized Gains (Losses)
Total Return	$9,899,994	$—	$ —

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

10. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Core Bond	$185,242,794	$157,405,857	$219,754,958	$171,951,012
Global Real Estate Securities	37,876,140	—	41,560,081	—
International Value	10,195,551	—	294,941	—
Long/Short Strategy	33,863,935	—	35,910,407	—
Mid Cap Value	33,507,378	—	94,998,624	—
Total Return	880,367,933	72,224,396	698,237,477	57,648,644
11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations or Consolidated Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off, swaps, passive foreign investment companies, foreign currency transactions, security sold short, TIPS, dollar roll adjustments, partnership basis adjustments, subpart F income, futures contracts, options contracts and straddle deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, net operating losses, distribution re-designations, dividend expense reclass, paydown gain/loss, passive foreign investment companies, foreign currency transactions, partnership basis adjustments, capital loss carryforward expirations, broker fee reclasses, prior year real estate investment trust and non-real estate investment trust reversals, TIPS, capital gains tax reclass, adjustments to prior year accumulated balances, investment in wholly owned foreign subsidiaries and return of capital distributions from underlying investments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Total Distributable Earnings
Core Bond	$—	$—
Global Real Estate Securities	(11,729,463)	11,729,463
International Value	(314)	314
Long/Short Strategy	(414,974)	414,974
Mid Cap Value	—	—
Total Return	—	—
Global Multifactor Macro	270,746	(270,746)
Managed Futures Strategy	4,071,927	(4,071,927)

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) were as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Core Bond	$1,210,720,479	$5,436,828	$(42,266,651)	$(36,829,823)
Global Real Estate Securities	22,045,551	1,316,702	(1,075,156)	241,546
International Value	9,996,070	92,510	(960,652)	(868,142)
Long/Short Strategy	12,112,528	3,292,013	(1,547,229)	1,744,784
Mid Cap Value	96,364,358	61,080,478	(4,428,737)	56,651,741
Total Return	1,297,172,079	11,697,552	(26,917,607)	(15,220,055)
Global Multifactor Macro	83,302,632	21,938,148	(19,713,118)	2,225,030
Managed Futures Strategy	176,129,772	2,834,664	(23,269,351)	(20,434,687)

As of October 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Unlimited
Fund	Short-Term	Long-Term
Core Bond	$2,283,044	$4,124,227
Global Real Estate Securities	—	—
International Value	7,482	—
Total Return	9,962,714	4,921,144
Managed Futures Strategy	12,045,678	8,342,492

During the year ended October 31, 2018, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Global Real Estate Securities	$12,882,785
Global Multifactor Macro	4,314,291

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

	2018 Distributions Paid From				2017 Distributions Paid From
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Core Bond	$38,247,090	$—	$—	$—	$35,577,432	$—	$—	$—
Global Real Estate Securities	959,199	—	—	—	1,219,979	—	—	—
International Value	—	—	—	—	—	—	—	—
Long/Short Strategy	—	—	1,591,832	—	—	—	115,862	—
Mid Cap Value	1,920,557	—	17,316,867	—	2,380,194	—	16,569,432	—
Total Return	13,383,223	—	—	—	20,458,543	—	3,073,345	—
Global Multifactor Macro	4,578,138	—	—	—	371	—	5,429,268	—
Managed Futures Strategy	28,018	—	—	—	234,782	—	—	1,749,421

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2018, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Core Bond	$37,783	$—	$—	$(6,407,271)	$—	$(5,737)	$(36,829,823)
Global Real Estate Securities	367,303	—	—	—	—	—	240,846
International Value	22,064	—	—	(7,482)	—	—	(868,515)
Long/Short Strategy	—	—	438,905	—	—	(42,488)	1,744,784
Mid Cap Value	1,682,300	—	30,139,416	—	—	—	56,651,741
Total Return	4,102,098	—	—	(14,883,858)	—	(40,395)	(15,102,995)
Global Multifactor Macro	—	—	—	—	—	(7,161,856)	2,213,370
Managed Futures Strategy	—	—	—	(20,388,170)	—	(35,495,139)	(20,503,367)

12. RECLASSIFICATION

Certain amounts prior to November 1, 2015, have been reclassified for consistency with the current period presentation. These reclassifications had no effect on the net increase (decrease) in net assets resulting from operations. The Trust concluded that it was appropriate to reclassify certain borrowing costs, which relate to charges from a broker for securities sold short positions, as an expense which is included in Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations. Previously, the borrowing costs had been included in Net realized gain/(loss) on securities sold short within the Statements of Operations. Corresponding reclassifications have been made to Net investment income (loss) per share, Net realized and unrealized gain (loss) per share and Expenses to average net asset ratios within the Financial Highlights. The impact of the reclassification is an increase to realized gain (loss) and total expenses, and a decrease in net investment income. All impacted amounts, as identified within the Financial Highlights, have been adjusted for purposes of comparability.

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and adopted the disclosure requirements and the impact is eflected within the Funds’ financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that a fund is no longer required to present the components of distributable earnings on the Statements of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Funds’ financial statements.

14. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

14. CUSTODY OUT-OF-POCKET EXPENSE (continued)

inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

15. SUBSEQUENT EVENT

The Board has approved a new sub-advisory agreement with BlackRock Investment Management LLC and certain related changes with respect to Global Real Estate Securities. This will be effective on or about November 1, 2018.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

16. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP (formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

16. LEGAL PROCEEDINGS (continued)

improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds. The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Transamerica Core Bond, Transamerica Global Real Estate Securities, Transamerica International Value, Transamerica Long/Short Strategy, Transamerica Mid Cap Value, Transamerica Total Return, Transamerica Global Multifactor Macro and Transamerica Managed Futures Strategy and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica Core Bond, Transamerica Global Real Estate Securities, Transamerica International Value, Transamerica Long/Short Strategy, Transamerica Mid Cap Value and Transamerica Total Return (six of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2018, and the related statements of operations, cash flows (for Transamerica Long/Short Strategy), and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). We have also audited the accompanying consolidated statements of assets and liabilities of Transamerica Global Multifactor Macro and Transamerica Managed Futures Strategy (two of the funds constituting the Trust), including the consolidated schedules of investments, as of October 31, 2018, and the related consolidated statements of operations, the consolidated statements of changes in net assets and the consolidated financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “consolidated financial statements”). Transamerica Core Bond, Transamerica Global Real Estate Securities, Transamerica International Value, Transamerica Long/Short Strategy, Transamerica Mid Cap Value, Transamerica Total Return, Transamerica Global Multifactor Macro and Transamerica Managed Futures Strategy are collectively referred to as the “Funds”. In our opinion, the financial statements and consolidated financial statements present fairly, in all material respects, the financial position or consolidated financial position of each of the Funds (eight of the funds constituting Transamerica Funds) at October 31, 2018, and the results of their operations or consolidated operations, cash flows, changes in net assets or consolidated changes in net assets and their financial highlights or consolidated financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

The Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Transamerica Core Bond, Transamerica Global Real Estate Securities, Transamerica Long/Short Strategy, Transamerica Mid Cap Value, Transamerica Total Return, Transamerica Managed Futures Strategy	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Transamerica Global Multifactor Macro	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the three years in the period ended October 31, 2018 and the period from March 3, 2015 (commencement of operations) through October 31, 2015
Transamerica International Value	For the period from August 31, 2018 (commencement of operations) through October 31, 2018

Basis for Opinion

These financial statements and consolidated financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements and consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Transamerica Funds	Annual Report 2018

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, brokers and others, or by other appropriate auditing procedures where replies from brokers or others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 24, 2018

Transamerica Funds	Annual Report 2018

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2018, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Global Real Estate Securities	$101,889
Mid Cap Value	1,920,557

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Mid Cap Value	100%

For tax purposes, the long-term capital gain designations for the year ended October 31, 2018 are as follows:

Fund	Long-Term Capital Gain Designation
Long/Short Strategy	$1,591,832
Mid Cap Value	17,316,867

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 21-22, 2018, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Core Bond	Transamerica Managed Futures Strategy
Transamerica Global Multifactor Macro	Transamerica Mid Cap Value
Transamerica Global Real Estate Securities	Transamerica Total Return
Transamerica Long/Short Strategy

For the Funds listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively the “Sub-Advisory Agreements” and, together with the Management Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser(s)
Transamerica Core Bond	J.P. Morgan Investment Management Inc.
Transamerica Global Multifactor Macro	AQR Capital Management, LLC
Transamerica Global Real Estate Securities	CBRE Clarion Securities LLC
Transamerica Long/Short Strategy	J.P. Morgan Investment Management Inc.
Transamerica Managed Futures Strategy	AQR Capital Management, LLC
Transamerica Mid Cap Value	J.P. Morgan Investment Management Inc.
Transamerica Total Return	Pacific Investment Management Company LLC

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2019.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2017. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Core Bond. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Global Multifactor Macro. The Board noted that the performance of Class I2 Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees observed that the performance of the Fund had improved during the first quarter of 2018.

Transamerica Global Real Estate Securities. The Board noted that the performance of Class I2 Shares of the Fund was in line with the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Long/Short Strategy. The Board noted that the performance of Class I2 Shares of the Fund was in line with the median for its peer universe for the past 1-year period and below the median for the past 3-, 5- and 10-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on January 6, 2011 pursuant to its current investment strategies. The Trustees observed that the performance of the Fund had improved during the first quarter of 2018.

Transamerica Managed Futures Strategy. The Board noted that the performance of Class I2 Shares of the Fund was in line with the median for its peer universe for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Mid Cap Value. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 5- and 10-year periods, in line with the median for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1- and 10-year periods and below its benchmark for the past 3- and 5-year periods.

Transamerica Total Return. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods, in line with the median for the past 10-year period and below the median for the 5-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-, 3- and 10-year periods and below its benchmark for the past 5-year period.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio). The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fee(s) and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Core Bond. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Multifactor Macro. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Real Estate Securities. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the medians for its peer group and peer universe.

Transamerica Long/Short Strategy. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Managed Futures Strategy. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Value. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

of the Fund were below the medians for its peer group and peer universe. The Trustees and TAM agreed upon additional breakpoints to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Total Return. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the applicable Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Funds through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Advisers from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds and that TAM believes the use of soft dollars by CBRE Clarion Securities LLC and J.P. Morgan Investment Management, Inc. is generally appropriate and in the best interests of the applicable Funds. The Board also noted that CBRE Clarion Securities LLC participates in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2018

TRANSAMERICA GLOBAL REAL ESTATE SECURITIES

APPROVAL OF SUB-ADVISORY AGREEMENT AND SUB-SUB-ADVISORY AGREEMENTS

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on July 18-19, 2018, the Board considered the termination of CBRE Clarion Securities LLC (“CBRE”) as sub-adviser for Global Real Estate Securities (the “Fund”) and the approval of BlackRock Investment Management, LLC (“BlackRock”) as replacement sub-adviser with BlackRock International Limited and BlackRock Singapore Limited serving as sub-sub-advisers (BlackRock together with BlackRock International, Limited and BlackRock (Singapore) Limited, the “BlackRock Sub-Advisers”). Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and BlackRock, on behalf of the Fund, as well as the sub-sub-advisory agreements between BlackRock and each of BlackRock International, Limited and BlackRock (Singapore) Limited (collectively, the “Sub-Advisory Agreements”), were reasonable, and that the termination of CBRE as sub-adviser to the Fund and approval of the Sub-Advisory Agreements were in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved the Sub-Advisory Agreements for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with CBRE with respect to the Fund.

To assist the Board Members in their consideration of the Sub-Advisory Agreements, the Board Members had requested and received from TAM and the BlackRock Sub-Advisers certain materials and information in advance of the meeting. They then reviewed such information as they deemed reasonably necessary to evaluate the Sub-Advisory Agreements. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that the appointment of the BlackRock Sub-Advisers is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(b)        that the BlackRock Sub-Advisers are experienced and respected asset management firms and TAM believes that the BlackRock Sub-Advisers will have the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on an assessment of the BlackRock Sub-Advisers’ organizations, investment personnel and experience managing the proposed investment strategy;

(c)        that the proposed management fee rate payable to TAM by the Fund is lower than the current management fee rate, which would result in immediate savings for current shareholders and help offset some of the increases in custody expenses tied to the Fund’s proposed portfolio composition;

(d)        that the proposed sub-advisory fee rate payable to BlackRock by TAM would be lower than the current CBRE sub-advisory fee rate and is fair and reasonable in light of the sub-advisory services to be provided;

(e)        that TAM recommended to the Board Members that the BlackRock Sub-Advisers be appointed to replace CBRE based on CBRE’s poor relative and risk-adjusted performance compared to the Fund’s benchmark and peer group;

(f)        the fact that the sub-advisory fees payable to BlackRock, as sub-adviser, would be paid by TAM and not the Fund, and the fact that the sub-sub-advisory fees payable to BlackRock International, Limited and BlackRock (Singapore) Limited, as sub-sub-advisers, would be paid by BlackRock and not the Fund or TAM;

(g)        the proposed responsibilities of the BlackRock Sub-Advisers for the Fund and the sub-advisory services expected to be provided by those sub-advisers; and

(h)        that TAM recommended to the Board Members that the BlackRock Sub-Advisers be appointed as sub-advisers based on, among other things, TAM’s desire to engage investment sub-advisers with a proven track record.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by the BlackRock Sub-Advisers under the Sub-Advisory Agreements, the Board Members considered, among other things, information provided by TAM and the BlackRock Sub-Advisers regarding the operations, facilities, organization and personnel of the BlackRock Sub-Advisers, the anticipated ability of the BlackRock Sub-Advisers to perform their duties under the Sub-Advisory Agreements, and

Transamerica Funds	Annual Report 2018

TRANSAMERICA GLOBAL REAL ESTATE SECURITIES

APPROVAL OF SUB-ADVISORY AGREEMENT AND SUB-SUB-ADVISORY AGREEMENTS (continued)

(unaudited)

the proposed changes to the current investment program and other practices of the Fund. The Board considered that TAM has advised the Board that the appointment of the BlackRock Sub-Advisers is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services. The Board Members further considered that the BlackRock Sub-Advisers are experienced asset management firms and that TAM believes that they have the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on its assessment of the BlackRock Sub-Advisers’ organizations, investment talent and strong back offices. The Board Members also considered the proposed changes to the Fund’s principal investment strategies.

Based on their review of the materials provided and the information they had received from TAM and the BlackRock Sub-Advisers, the Board Members determined that the BlackRock Sub-Advisers can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that the BlackRock Sub-Advisers’ appointment is not expected to adversely affect the nature, extent and quality of services provided to the Fund.

Investment Performance. The Board Members considered the BlackRock Sub-Advisers’ past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of the Fund as compared to its proposed primary benchmark, its peer group and the composite performance of the strategy to be followed by the BlackRock Sub-Advisers (the “BlackRock Strategy”). They noted that the performance of the BlackRock Strategy compared favorably to that of the Fund and its proposed benchmark and peer group median for the one-, three-, and five-year periods ended March 31, 2018. The Board Members further noted that, while past performance is not necessarily a predictor of future results, TAM believes that the appointment of the BlackRock Sub-Advisers will benefit shareholders by offering them the potential for improved performance based on the historical comparisons. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by the BlackRock Sub-Advisers, the Board Members concluded that the BlackRock Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed new investment objective and principal investment strategies.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedule under the Sub-Advisory Agreements. The Board Members noted that the proposed sub-advisory fee schedule payable by TAM to BlackRock is lower than the sub-advisory fee schedule for CBRE, and that the sub-sub-advisory fees payable to BlackRock International, Limited and BlackRock (Singapore) Limited would be paid by BlackRock and not the Fund or TAM. The Board Members also considered that the proposed lower management fee would continue to be lower than the applicable Morningstar and Broadridge peer group medians, and that TAM considered the proposed management fee to be reasonable compensation for its services. The Board Members noted that the proposed total net operating expenses for certain share classes of the Fund are higher than those of its respective Morningstar and Broadridge peer group medians, but that the data was based on actual expenses incurred by the Fund, rather than an increase in operating expenses expected to result from the proposed sub-adviser change.

With respect to the BlackRock Sub-Advisers’ costs and profitability in providing sub-advisory services to the Fund, the Board Members noted that the proposed sub-advisory fee was the product of arm’s-length negotiation between TAM and the BlackRock Sub-Advisers. As a result, the Board Members did not consider the BlackRock Sub-Advisers’ anticipated profitability to be material to its decision to approve the Sub-Advisory Agreements. The Board also reviewed pro forma estimated profitability information provided by TAM.

Economies of Scale. In evaluating the extent to which the proposed sub-advisory fees payable under the Sub-Advisory Agreements reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members considered that the appointment of the BlackRock Sub-Advisers had the potential to attract additional assets due to the BlackRock Sub-Advisers’ established asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to the BlackRock Sub-Advisers, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered other benefits expected to be derived by the BlackRock Sub-Advisers from their relationship with the Fund. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the BlackRock Sub-Advisers or the Fund, and that the BlackRock Sub-Advisers may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the Sub-Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreements.

Transamerica Funds	Annual Report 2018

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the Funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 136 funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board Member oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (45)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

				136	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (2016 – present); Director – Akaan-Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017 – present)

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (70)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	131	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (66)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	131	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (62)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Board Member, TIS (2002 – 2015);

Board Member, TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 –1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 –1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 –1991).

				131	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
David W. Jennings (72)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	131	N/A

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Russell A. Kimball, Jr. (74)	Board Member	Since 1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2002 – 2015); Board Member, TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	131	N/A
Fredric A. Nelson III (61)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	131	N/A
John E. Pelletier (54)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present); Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – present); Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present); Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);	131	N/A

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (68)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	131	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (66)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004);	131	Operation PAR, Inc. (non-profit organization) (2008 – present);
Remember Honor Support, Inc. (non-profit organization)
(2013 – present)
Board Member, WRH Income Properties, Inc. (real estate) (2014 – present);
					Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)			Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2018

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (45)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Member Table
Christopher A. Staples (48)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – present);

Registered Representative (2007 – 2016), TCI; and Registered Representative, TFA (2005 – present).

Thomas R. Wald (58)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present); and

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014).

Vincent J. Toner (48)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present);

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); and Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014).

Transamerica Funds	Annual Report 2018

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Scott M. Lenhart (57)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST and TAAVF (2014 – present), TPP, TPFG and TPFG II (2014 – 2018), TIS (2014 – 2015);

Chief Compliance Officer (2014 – present), Anti-Money Laundering Officer (2014 – present), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present); and

Director of Compliance, Transamerica Investments & Retirement (2014 – present).

Rhonda A. Mills (52)	Assistant General Counsel, Assistant Secretary	Since 2016

Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – present);

Assistant Secretary, TPP, TPFG and TPFG II (2016 – 2018);

Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;

Assistant Secretary, High Level Specialist Attorney and Vice President (2014 – present), TFS;

Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014);

Managing Member, Mills Law, LLC (2010 – 2011);

Counsel, Old Mutual Capital (2006 – 2009);

Senior Counsel, Great-West Life and Annuity Insurance Company (2004 – 2006); and

Securities Counsel, J.D. Edwards (2000 – 2003).

Blake Boettcher (32)	Tax Manager	Since 2018	Tax Manager, Transamerica Funds, TST, TAAVF and TET (2018 – present); Senior Manager – Tax, Charles Schwab Investment Management (2015 – 2017); and Tax Manager, Deloitte Tax LLP (2012 – 2015).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2018

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericainvestments.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2018

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2018

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

25336_ARMFP1018

© 2018 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2018

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2018

Dear Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments and performance of your Fund(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2018.

We believe it is important to understand market conditions over the Funds’ last fiscal year to provide a context for reading this report. The period began with both U.S. and international equity markets extending strong gains based on optimism surrounding upcoming corporate earnings and the global economy. During this time, credit spreads in the bond markets remained mostly stable and longer-term interest rates stayed range bound during the final months of 2017. The bell weather 10-year U.S. Treasury bond yield finished 2017 at 2.40%, almost precisely where it had started the year, and this benign rate environment further lifted stocks as the new year began. By late January 2018, stocks had hit record highs as points of enthusiasm included fiscal stimulus from the recently passed Tax Reform and Jobs Act, higher anticipated corporate profit margins, and lower levels of overall volatility in the market.

Throughout the first month of 2018, longer-term interest rates crept higher, and when January employment numbers displayed a multi-year high in wage growth, inflationary fears gripped the markets. As the stock market reacted negatively to this, a second negative catalyst emerged in proposed tariffs by the White House against China, Mexico and Canada. This further rattled the market as fears of an international trade war combined with domestic inflation took its toll on investor sentiment, and by the second week in February 2018 the Dow Jones Industrial Average (“Dow”) had declined more than 10%. In March, the U.S. Federal Reserve (“Fed”) increased short term rates, and while this was expected, more downside volatility plagued the markets. By late April 2018, tariffs and trade concerns were taking center stage in terms of news driving equities markets, and in the bond market the 10-year Treasury yield reached 3% for the first time in more than four years.

Despite these investor concerns, market fundamentals in the U.S. remained strong into the summer months. Second quarter gross domestic product (“GDP”) came in at its highest level of growth in four years and S&P 500® corporate earnings reached the best year-over-year growth rate in more than fourteen years. Corporate profit margins also soared to record levels. However, outside of the U.S. the news was not so bright, as economic growth rates in Europe, Japan and various emerging market regions slowed below expectations, and concerns of tariffs and trade relations heightened international risk perspectives. As a result, when U.S. equities recovered to reach new highs in September 2018, international developed and emerging markets continued to lag.

October 2018 was a particularly challenging month for U.S. and global stocks as the major indexes sold off fiercely with the Dow and S&P 500® again declining more than 10% off their highs. Following the Fed’s September 2018 meeting in which they increased the Fed Funds Rate for the third time since January 2018, the 10-year Treasury rate further jumped to more than 3.20%, which was its highest yield in seven years. Investor concerns also began to focus on how much longer the Fed’s rate tightening cycle would continue and whether or not more rate hikes were warranted. The White House also continued its tough talk with China on trade and this continued to hurt investor sentiment. In addition, investors also began to focus on the prospect of 2019 stock earnings growth, while potentially being strong once again, perhaps not being as high as the past year. Nonetheless, initial third quarter GDP growth reports came in strong, and the U.S. appears well positioned for its best calendar year of economic growth in more than a decade.

For the 12-month period ended October 31, 2018, the S&P 500® returned 7.35% while the MSCI EAFE Index, representing international developed market equities, returned -6.39%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned -2.05%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg Barclays U.S. Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

Dow Jones Industrial Average: a market that shows how 30 large, publicly owned companies based in the U.S. have traded during a standard trading session in the stock market.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500®: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and an investor cannot invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2018, and held for the entire six-month period until October 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included a $15 annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund(s). As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

ClearTrack® 2015
Class R1	$1,000.00	$985.60	$5.71	$1,019.50	$5.80	1.14%
Class R6	1,000.00	987.60	2.45	1,022.70	2.50	0.49

ClearTrack® 2020
Class R1	1,000.00	983.90	5.70	1,019.50	5.80	1.14
Class R6	1,000.00	986.80	2.45	1,022.70	2.50	0.49

ClearTrack® 2025
Class R1	1,000.00	979.90	5.74	1,019.40	5.85	1.15
Class R6	1,000.00	983.70	2.50	1,022.70	2.55	0.50

ClearTrack® 2030
Class R1	1,000.00	980.20	5.74	1,019.40	5.85	1.15
Class R6	1,000.00	983.10	2.50	1,022.70	2.55	0.50

ClearTrack® 2035
Class R1	1,000.00	973.70	5.72	1,019.40	5.85	1.15
Class R6	1,000.00	978.20	2.49	1,022.70	2.55	0.50

ClearTrack® 2040
Class R1	1,000.00	974.00	5.72	1,019.40	5.85	1.15
Class R6	1,000.00	976.10	2.49	1,022.70	2.55	0.50

ClearTrack® 2045
Class R1	1,000.00	968.70	5.71	1,019.40	5.85	1.15
Class R6	1,000.00	972.30	2.49	1,022.70	2.55	0.50

Transamerica Funds	Annual Report 2018

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

ClearTrack® 2050
Class R1	$1,000.00	$968.10	$5.70	$1,019.40	$5.85	1.15%
Class R6	1,000.00	970.90	2.48	1,022.70	2.55	0.50

ClearTrack® 2055
Class R1	1,000.00	966.70	5.65	1,019.50	5.80	1.14
Class R6	1,000.00	969.50	2.43	1,022.70	2.50	0.49

ClearTrack® 2060
Class R1	1,000.00	966.70	5.65	1,019.50	5.80	1.14
Class R6	1,000.00	969.50	2.43	1,022.70	2.50	0.49

ClearTrack® Retirement Income
Class R1	1,000.00	992.20	5.67	1,019.50	5.75	1.13
Class R6	1,000.00	995.20	2.41	1,022.80	2.45	0.48

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Funds’ Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2018

ClearTrack® 2015

(unaudited)

MARKET ENVIRONMENT

Across asset classes, markets proved to be challenging over the 12-month period ended on October 31, 2018. After a prolonged period of steady upward momentum in risk assets during 2017, volatility returned in 2018 marked by two key episodes.

The first occurred in early February. Following strong wage gains data, many market participants reevaluated their inflation expectations on the belief that inflation would increase faster than previously thought. This belief implied that the U.S. Federal Reserve would accelerate its pace of hiking interest rates, which could be unfavorable for risk assets and potentially slow down economic growth. In response, the CBOE Volatility Index® spiked to levels not seen since 2015 and the S&P 500® declined by almost nine percent before rebounding and recovering most losses by the end of the month. Furthermore, fixed income assets sold off in rates, credit, municipals and structured products.

The second bout of significant volatility occurred in October. After a relatively calm and constructive summer, risk sentiment suddenly turned, and markets sold off across the board in the U.S. and abroad. Uncertainty surrounding trade tensions, growth and solvency in emerging markets and the outcome of the U.S. midterm elections were primary catalysts. For the month of October 2018, equities comprising the S&P 500® fell -6.84%, and abroad, equities forming the MSCI World Index declined -7.32% and -8.70% in the MSCI Emerging Markets Index. Within fixed income, indices also decreased broadly in the U.S., with the Bloomberg Barclays Global Aggregate Bond Index falling -1.12%.

In our view, the economic outlook in the U.S. continues to remain on solid footing. However, a divergence in global growth continues, which could weigh on investors going forward. This combined with continued trade, emerging market and political uncertainty led us to remain neutral to cautiously optimistic on risk assets.

PERFORMANCE

For the year ended October 31, 2018, ClearTrack® 2015 (Class R6) returned -1.16%. By comparison, its benchmark, the Dow Jones Target 2015 Index, returned -0.09%.

STRATEGY REVIEW

ClearTrack® 2015 is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the mix will become static.

The Fund’s glide path includes the use of a dynamic rebalancing strategy, which seeks to limit an investor’s exposure to extended periods of market declines, in the five years before and after retirement. Dynamic Rebalancing involves systematically raising the allocation to cash in response to rising volatility and declines in the Fund’s net asset value. It works best during extended market declines, and often falls short in sideways, or oscillating, markets. Over the last year, the Fund’s dynamic rebalancing was not active due to generally low volatility.

For the year ended October 31, 2018, the Fund underperformed its benchmark, the Dow Jones Target Date 2015 Index, chiefly due to style selection; manager selection effects were also slightly negative. Style selection, or sub-asset class effect, detracted within U.S. and international fixed income, emerging markets equity and U.S. real estate. Selection effects were negative within international equity. Asset allocation benefited the Fund, however, chiefly due to an overweight in U.S. large cap equity and an underweight in international fixed income.

The Fund had a negative absolute return over the period, with mixed performance from its underlying holdings. Four of the nine holdings held for the full period had positive returns. U.S. large cap equity was the best performing asset class led by the Schwab U.S. Large-Cap ETF, followed by the Schwab U.S. REIT ETF. The only fixed income holding in positive territory was the Vanguard Total International Bond Index ETF. The laggard was the Vanguard FTSE Emerging Markets ETF.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	48.2%
U.S. Equity Funds	30.8
Other Investment Company	26.2
International Equity Funds	14.3
International Fixed Income Funds	6.1
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(26.4)
Total	100.0%

Transamerica Funds	Annual Report 2018

ClearTrack® 2015

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	(1.76)%	1.81%	03/02/2015
Class R6 (NAV)	(1.16)%	2.45%	03/02/2015
Dow Jones Target 2015 Index (A)	(0.09)%	2.24%

(A) Dow Jones Target 2015 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. If a sales charge had been deducted, the results would have been lower. There are no sales charges for Class R shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2018

ClearTrack® 2015

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 14.3%
Vanguard FTSE Developed Markets ETF (A)	115,985	$ 4,587,207
Vanguard FTSE Emerging Markets ETF	37,485	1,419,182

		6,006,389

International Fixed Income Funds - 6.1%
iShares JP Morgan USD Emerging Markets Bond ETF	4,041	422,931
Vanguard Total International Bond ETF (A)	39,239	2,139,703

		2,562,634

U.S. Equity Funds - 30.8%
Schwab U.S. Large-Cap ETF (A)	158,560	10,254,075
Schwab U.S. REIT ETF	12,080	490,810
Schwab U.S. Small-Cap ETF	32,242	2,196,648

		12,941,533

U.S. Fixed Income Funds - 48.2%
iShares Core U.S. Aggregate Bond ETF (A)	161,840	16,926,845
iShares TIPS Bond ETF	23,630	2,571,889
SPDR Bloomberg Barclays High Yield Bond ETF (A)	20,885	734,317

		20,233,051

Total Exchange-Traded Funds (Cost $40,357,999)		41,743,607

	Shares	Value
OTHER INVESTMENT COMPANY - 26.2%
Securities Lending Collateral - 26.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (B)	11,013,372	$ 11,013,372

Total Other Investment Company (Cost $11,013,372)		11,013,372

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 1.25% (B), dated 10/31/2018, to be repurchased at $331,841 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $338,709.	$ 331,829	331,829

Total Repurchase Agreement (Cost $331,829)		331,829

Total Investments (Cost $51,703,200)		53,088,808
Net Other Assets (Liabilities) - (26.4)%		(11,095,149)

Net Assets - 100.0%		$ 41,993,659

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS Investments
Exchange-Traded Funds	$41,743,607	$—	$—	$41,743,607
Other Investment Company	11,013,372	—	—	11,013,372
Repurchase Agreement	—	331,829	—	331,829

Total Investments	$52,756,979	$331,829	$—	$53,088,808

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,769,697. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

ClearTrack® 2020

(unaudited)

MARKET ENVIRONMENT

Across asset classes, markets proved to be challenging over the 12-month period ended on October 31, 2018. After a prolonged period of steady upward momentum in risk assets during 2017, volatility returned in 2018 marked by two key episodes.

The first occurred in early February. Following strong wage gains data, many market participants reevaluated their inflation expectations on the belief that inflation would increase faster than previously thought. This belief implied that the U.S. Federal Reserve would accelerate its pace of hiking interest rates, which could be unfavorable for risk assets and potentially slow down economic growth. In response, the CBOE Volatility Index® spiked to levels not seen since 2015 and the S&P 500® declined by almost nine percent before rebounding and recovering most losses by the end of the month. Furthermore, fixed income assets sold off in rates, credit, municipals and structured products.

The second bout of significant volatility occurred in October. After a relatively calm and constructive summer, risk sentiment suddenly turned, and markets sold off across the board in the U.S. and abroad. Uncertainty surrounding trade tensions, growth and solvency in emerging markets and the outcome of the U.S. midterm elections were primary catalysts. For the month of October 2018, equities comprising the S&P 500® fell -6.84%, and abroad, equities forming the MSCI World Index declined -7.32% and -8.70% in the MSCI Emerging Markets Index. Within fixed income, indices also decreased broadly in the U.S., with the Bloomberg Barclays Global Aggregate Bond Index falling -1.12%.

In our view, the economic outlook in the U.S. continues to remain on solid footing. However, a divergence in global growth continues, which could weigh on investors going forward. This combined with continued trade, emerging market, and political uncertainty led us to remain neutral to cautiously optimistic on risk assets.

PERFORMANCE

For the year ended October 31, 2018, ClearTrack® 2020 (Class R6) returned -1.00%. By comparison, its benchmark, the Dow Jones Target 2020 Index, returned -0.55%.

STRATEGY REVIEW

ClearTrack® 2020 is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the mix will become static.

The Fund’s glide path includes the use of a dynamic rebalancing strategy, which seeks to limit an investor’s exposure to extended periods of market declines, in the five years before and after retirement. Dynamic rebalancing involves systematically raising the allocation to cash in response to rising volatility and declines in the Fund’s net asset value. It works best during extended market declines, and often falls short in sideways, or oscillating, markets. Over the last year the Fund’s dynamic rebalancing was not active due to generally low volatility.

For the year ended October 31, 2018, the Fund underperformed its benchmark, the Dow Jones Target Date 2020 Index, chiefly due to style selection; manager selection was also slightly negative. Style selection, or sub-asset class effect, detracted within emerging markets equity, both U.S. and international fixed income, and U.S. real estate. Selection effects were negative within international equity. Asset allocation benefited the Fund, however, chiefly due to an overweight in U.S. large cap equity and underweights in both U.S. and international fixed income.

The Fund had a negative absolute return over the period with mixed performance from its underlying holdings. Four of the nine holdings held over the 12-month period had positive returns. U.S. large cap equity was the best performing asset class led by the Schwab U.S. Large-Cap ETF, followed by the Schwab U.S. REIT ETF. The only fixed income holding in positive territory was the Vanguard Total International Bond Index ETF. The laggard was the Vanguard FTSE Emerging Markets ETF.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	42.6%
U.S. Equity Funds	35.1
Other Investment Company	17.5
International Equity Funds	15.9
International Fixed Income Funds	5.6
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(17.7)
Total	100.0%

Transamerica Funds	Annual Report 2018

ClearTrack® 2020

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	(1.55)%	2.03%	03/02/2015
Class R6 (NAV)	(1.00)%	2.66%	03/02/2015
Dow Jones Target 2020 Index (A)	(0.55)%	2.67%

(A) Dow Jones Target 2020 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. If a sales charge had been deducted, the results would have been lower. There are no sales charges for Class R shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2018

ClearTrack® 2020

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.2%
International Equity Funds - 15.9%
Vanguard FTSE Developed Markets ETF (A)	187,630	$ 7,420,767
Vanguard FTSE Emerging Markets ETF	58,034	2,197,167

		9,617,934

International Fixed Income Funds - 5.6%
iShares JP Morgan USD Emerging Markets Bond ETF	5,821	609,226
Vanguard Total International Bond ETF (A)	51,024	2,782,339

		3,391,565

U.S. Equity Funds - 35.1%
Schwab U.S. Large-Cap ETF	261,399	16,904,673
Schwab U.S. REIT ETF	21,156	859,568
Schwab U.S. Small-Cap ETF	51,599	3,515,440

		21,279,681

U.S. Fixed Income Funds - 42.6%
iShares Core U.S. Aggregate Bond ETF	211,005	22,069,013
iShares TIPS Bond ETF	28,248	3,074,512
SPDR Bloomberg Barclays High Yield Bond ETF (A)	18,673	656,543

		25,800,068

Total Exchange-Traded Funds (Cost $58,024,966)		60,089,248

	Shares	Value
OTHER INVESTMENT COMPANY - 17.5%
Securities Lending Collateral - 17.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (B)	10,633,353	$ 10,633,353

Total Other Investment Company (Cost $10,633,353)		10,633,353

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 1.25% (B), dated 10/31/2018, to be repurchased at $589,785 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $605,859.	$ 589,764	589,764

Total Repurchase Agreement (Cost $589,764)		589,764

Total Investments (Cost $69,248,083)		71,312,365
Net Other Assets (Liabilities) - (17.7)%		(10,729,332)

Net Assets - 100.0%		$ 60,583,033

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS Investments
Exchange-Traded Funds	$60,089,248	$—	$—	$60,089,248
Other Investment Company	10,633,353	—	—	10,633,353
Repurchase Agreement	—	589,764	—	589,764

Total Investments	$70,722,601	$589,764	$—	$71,312,365

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,387,858. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

ClearTrack® 2025

(unaudited)

MARKET ENVIRONMENT

Across asset classes, markets proved to be challenging over the 12-month period ended on October 31, 2018. After a prolonged period of steady upward momentum in risk assets during 2017, volatility returned in 2018 marked by two key episodes.

The first occurred in early February. Following strong wage gains data, many market participants reevaluated their inflation expectations on the belief that inflation would increase faster than previously thought. This belief implied that the U.S. Federal Reserve would accelerate its pace of hiking interest rates, which could be unfavorable for risk assets and potentially slow down economic growth. In response, the CBOE Volatility Index® spiked to levels not seen since 2015 and the S&P 500® declined by almost nine percent before rebounding and recovering most losses by the end of the month. Furthermore, fixed income assets sold off in rates, credit, municipals and structured products.

The second bout of significant volatility occurred in October. After a relatively calm and constructive summer, risk sentiment suddenly turned, and markets sold off across the board in the U.S. and abroad. Uncertainty surrounding trade tensions, growth and solvency in emerging markets and the outcome of the U.S. midterm elections were primary catalysts. For the month of October 2018, equities comprising the S&P 500® fell -6.84%, and abroad, equities forming the MSCI World Index declined -7.32% and -8.70% in the MSCI Emerging Markets Index. Within fixed income, indices also decreased broadly in the U.S., with the Bloomberg Barclays Global Aggregate Bond Index falling -1.12%.

In our view, the economic outlook in the U.S. continues to remain on solid footing. However, a divergence in global growth continues, which could weigh on investors going forward. This combined with continued trade, emerging market and political uncertainty led us to remain neutral to cautiously optimistic on risk assets.

PERFORMANCE

For the year ended October 31, 2018, ClearTrack® 2025 (Class R6) returned -1.00%. By comparison, its benchmark, the Dow Jones Target 2025 Index, returned -0.19%.

STRATEGY REVIEW

ClearTrack® 2025 seeks to achieve its investment objective by investing in a combination of underlying exchange traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income and inflation-hedging — and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the mix will become static.

For the year ended October 31, 2018, the Fund underperformed its benchmark, the Dow Jones Target Date 2025 Index, chiefly due to style selection; manager selection was also slightly negative. Style selection, or sub-asset class effect, detracted within emerging markets equity, international fixed income and U.S. real estate. Selection effects were negative within international equity. Asset allocation benefited the fund, however, chiefly due to an overweight in U.S. large cap equity and underweights in both U.S. and international fixed income.

The Fund had a negative absolute return over the period with mixed performance from its underlying holdings. Four of the eight holdings had positive returns. U.S. large cap equity was the best performing asset class led by the Schwab U.S. Large-Cap ETF, followed by the Schwab U.S. REIT ETF. The only fixed income holding in positive territory was the Vanguard Total International Bond Index ETF. The laggard was the Vanguard FTSE Emerging Markets ETF.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	37.8%
U.S. Fixed Income Funds	37.4
International Equity Funds	19.6
International Fixed Income Funds	4.7
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2018

ClearTrack® 2025

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	(1.65)%	2.78%	03/02/2015
Class R6 (NAV)	(1.00)%	3.46%	03/02/2015
Dow Jones Target 2025 Index (A)	(0.19)%	3.34%

(A) Dow Jones Target 2025 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. If a sales charge had been deducted, the results would have been lower. There are no sales charges for Class R shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2018

ClearTrack® 2025

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 19.6%
Vanguard FTSE Developed Markets ETF	287,451	$ 11,368,687
Vanguard FTSE Emerging Markets ETF	85,945	3,253,878

		14,622,565

International Fixed Income Funds - 4.7%
iShares JP Morgan USD Emerging Markets Bond ETF	7,253	759,099
Vanguard Total International Bond ETF	50,254	2,740,351

		3,499,450

U.S. Equity Funds - 37.8%
Schwab U.S. Large-Cap ETF	347,539	22,475,347
Schwab U.S. REIT ETF	31,914	1,296,666
Schwab U.S. Small-Cap ETF	65,380	4,454,339

		28,226,352

U.S. Fixed Income Funds - 37.4%
iShares Core U.S. Aggregate Bond ETF	245,222	25,647,769
iShares TIPS Bond ETF	21,204	2,307,843

		27,955,612

Total Exchange-Traded Funds (Cost $70,657,838)		74,303,979

Principal	Value
REPURCHASE AGREEMENT - 0.6%

Fixed Income Clearing Corp., 1.25% (A), dated 10/31/2018, to be repurchased at $462,236 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $472,284.

$ 462,220	$ 462,220

Total Repurchase Agreement (Cost $462,220)	462,220

Total Investments (Cost $71,120,058)	74,766,199
Net Other Assets (Liabilities) - (0.1)%	(102,644)

Net Assets - 100.0%	$ 74,663,555

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS Investments
Exchange-Traded Funds	$74,303,979	$—	$—	$74,303,979
Repurchase Agreement	—	462,220	—	462,220

Total Investments	$74,303,979	$462,220	$—	$74,766,199

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at October 31, 2018.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

ClearTrack® 2030

(unaudited)

MARKET ENVIRONMENT

Across asset classes, markets proved to be challenging over the 12-month period ended on October 31, 2018. After a prolonged period of steady upward momentum in risk assets during 2017, volatility returned in 2018 marked by two key episodes.

The first occurred in early February. Following strong wage gains data, many market participants reevaluated their inflation expectations on the belief that inflation would increase faster than previously thought. This belief implied that the U.S. Federal Reserve would accelerate its pace of hiking interest rates, which could be unfavorable for risk assets and potentially slow down economic growth. In response, the CBOE Volatility Index® spiked to levels not seen since 2015 and the S&P 500® declined by almost nine percent before rebounding and recovering most losses by the end of the month. Furthermore, fixed income assets sold off in rates, credit, municipals and structured products.

The second bout of significant volatility occurred in October. After a relatively calm and constructive summer, risk sentiment suddenly turned, and markets sold off across the board in the U.S. and abroad. Uncertainty surrounding trade tensions, growth and solvency in emerging markets and the outcome of the U.S. midterm elections were primary catalysts. For the month of October 2018, equities comprising the S&P 500® fell -6.84%, and abroad, equities forming the MSCI World Index declined -7.32% and -8.70% in the MSCI Emerging Markets Index. Within fixed income, indices also decreased broadly in the U.S., with the Bloomberg Barclays Global Aggregate Bond Index falling -1.12%.

In our view, the economic outlook in the U.S. continues to remain on solid footing. However, a divergence in global growth continues, which could weigh on investors going forward. This combined with continued trade, emerging market and political uncertainty led us to remain neutral to cautiously optimistic on risk assets.

PERFORMANCE

For the year ended October 31, 2018, ClearTrack® 2030 (Class R6) returned -0.69%. By comparison, its benchmark, the Dow Jones Target 2030 Index, returned 0.14%.

STRATEGY REVIEW

ClearTrack® 2030 seeks to achieve its investment objective by investing in a combination of underlying exchange traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income and inflation-hedging — and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the mix will become static.

For the year ended October 31, 2018, the Fund underperformed its benchmark, the Dow Jones Target Date 2030 Index, chiefly due to style selection; manager selection was also slightly negative. Style selection, or sub-asset class effect, detracted within emerging markets equity and international fixed income. Manager selection effects were negative within international equity. Asset allocation benefited the Fund, chiefly due to an overweight in U.S. large cap equity and underweights in emerging markets equity, and both U.S. and international fixed income. An overweight in international equity detracted from the return.

The Fund had a negative absolute return over the period with mixed performance from its underlying holdings. Four of the eight holdings had positive returns. U.S. large cap equity was the best performing asset class led by Schwab U.S. Large-Cap ETF, followed by the Schwab U.S. REIT ETF. The only fixed income holding in positive territory was the Vanguard Total International Bond Index ETF. The laggard was the Vanguard FTSE Emerging Markets ETF.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	43.0%
U.S. Fixed Income Funds	31.9
International Equity Funds	21.9
Other Investment Company	6.8
International Fixed Income Fund	3.2
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(7.2)
Total	100.0%

Transamerica Funds	Annual Report 2018

ClearTrack® 2030

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	(1.34)%	3.37%	03/02/2015
Class R6 (NAV)	(0.69)%	4.04%	03/02/2015
Dow Jones Target 2030 Index (A)	0.14%	4.08%

(A) Dow Jones Target 2030 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. If a sales charge had been deducted, the results would have been lower. There are no sales charges for Class R shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2018

ClearTrack® 2030

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.0%
International Equity Funds - 21.9%
Vanguard FTSE Developed Markets ETF (A)	252,458	$ 9,984,714
Vanguard FTSE Emerging Markets ETF	71,346	2,701,159

		12,685,873

International Fixed Income Fund - 3.2%
Vanguard Total International Bond ETF	33,840	1,845,295

U.S. Equity Funds - 43.0%
Schwab U.S. Large-Cap ETF	307,456	19,883,180
Schwab U.S. REIT ETF	31,349	1,273,710
Schwab U.S. Small-Cap ETF	55,787	3,800,768

		24,957,658

U.S. Fixed Income Funds - 31.9%
iShares Core U.S. Aggregate Bond ETF	165,130	17,270,947
iShares TIPS Bond ETF	11,081	1,206,056

		18,477,003

Total Exchange-Traded Funds (Cost $54,096,940)		57,965,829

OTHER INVESTMENT COMPANY - 6.8%
Securities Lending Collateral - 6.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (B)	3,931,700	3,931,700

Total Other Investment Company (Cost $3,931,700)		3,931,700

Principal	Value
REPURCHASE AGREEMENT - 0.4%

Fixed Income Clearing Corp., 1.25% (B), dated 10/31/2018, to be repurchased at $223,445 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $228,986.

$ 223,437	$ 223,437

Total Repurchase Agreement (Cost $223,437)	223,437

Total Investments (Cost $58,252,077)	62,120,966
Net Other Assets (Liabilities) - (7.2)%	(4,166,641)

Net Assets - 100.0%	$ 57,954,325

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS Investments
Exchange-Traded Funds	$57,965,829	$—	$—	$57,965,829
Other Investment Company	3,931,700	—	—	3,931,700
Repurchase Agreement	—	223,437	—	223,437

Total Investments	$61,897,529	$223,437	$—	$62,120,966

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $3,839,474. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

ClearTrack® 2035

(unaudited)

MARKET ENVIRONMENT

Across asset classes, markets proved to be challenging over the 12-month period ended on October 31, 2018. After a prolonged period of steady upward momentum in risk assets during 2017, volatility returned in 2018 marked by two key episodes.

The first occurred in early February. Following strong wage gains data, many market participants reevaluated their inflation expectations on the belief that inflation would increase faster than previously thought. This belief implied that the U.S. Federal Reserve would accelerate its pace of hiking interest rates, which could be unfavorable for risk assets and potentially slow down economic growth. In response, the CBOE Volatility Index® spiked to levels not seen since 2015 and the S&P 500® declined by almost nine percent before rebounding and recovering most losses by the end of the month. Furthermore, fixed income assets sold off in rates, credit, municipals and structured products.

The second bout of significant volatility occurred in October. After a relatively calm and constructive summer, risk sentiment suddenly turned, and markets sold off across the board in the U.S. and abroad. Uncertainty surrounding trade tensions, growth and solvency in emerging markets and the outcome of the U.S. midterm elections were primary catalysts. For the month of October 2018, equities comprising the S&P 500® fell -6.84%, and abroad, equities forming the MSCI World Index declined -7.32% and -8.70% in the MSCI Emerging Markets Index. Within fixed income, indices also decreased broadly in the U.S., with the Bloomberg Barclays Global Aggregate Bond Index falling -1.12%.

In our view, the economic outlook in the U.S. continues to remain on solid footing. However, a divergence in global growth continues, which could weigh on investors going forward. This combined with continued trade, emerging market and political uncertainty led us to remain neutral to cautiously optimistic on risk assets.

PERFORMANCE

For the year ended October 31, 2018, ClearTrack® 2035 (Class R6) returned -0.81%. By comparison, its benchmark, the Dow Jones Target 2035 Index, returned 0.27%.

STRATEGY REVIEW

ClearTrack® 2035 seeks to achieve its investment objective by investing in a combination of underlying exchange traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income and inflation-hedging — and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the mix will become static.

For the year ended October 31, 2018, the Fund underperformed its benchmark, the Dow Jones Target Date 2035 Index, chiefly due to style selection; manager selection was also slightly negative. Style selection, or sub-asset class effect, detracted within emerging markets equity and international fixed income. Manager selection effects were negative within international equity. Asset allocation benefited the Fund, chiefly due to an overweight in U.S. large cap equity and underweights in emerging markets equity, and both the U.S. and international fixed income. An overweight in international equity detracted from the return.

The Fund had a negative absolute return over the period with mixed performance from its underlying holdings. Four of the seven holdings had positive returns. U.S. large cap equity was the best performing asset class led by Schwab U.S. Large-Cap ETF, followed by the Schwab U.S. REIT ETF. The only fixed income holding in positive territory was the Vanguard Total International Bond Index ETF. The laggard was the Vanguard FTSE Emerging Markets ETF.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	46.3%
International Equity Funds	27.7
U.S. Fixed Income Fund	23.9
International Fixed Income Fund	1.4
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Transamerica Funds	Annual Report 2018

ClearTrack® 2035

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	(1.62)%	3.85%	03/02/2015
Class R6 (NAV)	(0.81)%	4.54%	03/02/2015
Dow Jones Target 2035 Index (A)	0.27%	4.61%

(A) Dow Jones Target 2035 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. If a sales charge had been deducted, the results would have been lower. There are no sales charges for Class R shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2018

ClearTrack® 2035

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 27.7%
Vanguard FTSE Developed Markets ETF	319,155	$ 12,622,580
Vanguard FTSE Emerging Markets ETF	92,811	3,513,825

		16,136,405

International Fixed Income Fund - 1.4%
Vanguard Total International Bond ETF	14,970	816,314

U.S. Equity Funds - 46.3%
Schwab U.S. Large-Cap ETF	335,018	21,665,614
Schwab U.S. REIT ETF	38,475	1,563,239
Schwab U.S. Small-Cap ETF	55,860	3,805,742

		27,034,595

U.S. Fixed Income Fund - 23.9%
iShares Core U.S. Aggregate Bond ETF	133,251	13,936,722

Total Exchange-Traded Funds (Cost $53,002,211)		57,924,036

Principal	Value
REPURCHASE AGREEMENT - 1.0%

Fixed Income Clearing Corp., 1.25% (A), dated 10/31/2018, to be repurchased at $568,220 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $582,006.

$ 568,200	$ 568,200

Total Repurchase Agreement (Cost $568,200)	568,200

Total Investments (Cost $53,570,411)	58,492,236
Net Other Assets (Liabilities) - (0.3)%	(182,376)

Net Assets - 100.0%	$ 58,309,860

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$57,924,036	$—	$—	$57,924,036
Repurchase Agreement	—	568,200	—	568,200

Total Investments	$57,924,036	$568,200	$—	$58,492,236

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at October 31, 2018.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

ClearTrack® 2040

(unaudited)

MARKET ENVIRONMENT

Across asset classes, markets proved to be challenging over the 12-month period ended on October 31, 2018. After a prolonged period of steady upward momentum in risk assets during 2017, volatility returned in 2018 marked by two key episodes.

The first occurred in early February. Following strong wage gains data, many market participants reevaluated their inflation expectations on the belief that inflation would increase faster than previously thought. This belief implied that the U.S. Federal Reserve would accelerate its pace of hiking interest rates, which could be unfavorable for risk assets and potentially slow down economic growth. In response, the CBOE Volatility Index® spiked to levels not seen since 2015 and the S&P 500® declined by almost nine percent before rebounding and recovering most losses by the end of the month. Furthermore, fixed income assets sold off in rates, credit, municipals and structured products.

The second bout of significant volatility occurred in October. After a relatively calm and constructive summer, risk sentiment suddenly turned, and markets sold off across the board in the U.S. and abroad. Uncertainty surrounding trade tensions, growth and solvency in emerging markets and the outcome of the U.S. midterm elections were primary catalysts. For the month of October 2018, equities comprising the S&P 500® fell -6.84%, and abroad, equities forming the MSCI World Index declined -7.32% and -8.70% in the MSCI Emerging Markets Index. Within fixed income, indices also decreased broadly in the U.S., with the Bloomberg Barclays Global Aggregate Bond Index falling -1.12%.

In our view, the economic outlook in the U.S. continues to remain on solid footing. However, a divergence in global growth continues, which could weigh on investors going forward. This combined with continued trade, emerging market and political uncertainty led us to remain neutral to cautiously optimistic on risk assets.

PERFORMANCE

For the year ended October 31, 2018, ClearTrack® 2040 (Class R6) returned -0.62%. By comparison, its benchmark, the Dow Jones Target 2040 Index, returned 0.39%.

STRATEGY REVIEW

ClearTrack® 2040 seeks to achieve its investment objective by investing in a combination of underlying exchange traded funds (“ETFs”) representing a variety of broad asset classes — equity and fixed income — and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the mix will become static.

For the year ended October 31, 2018, the Fund underperformed its benchmark, the Dow Jones Target Date 2040 Index, chiefly due to style selection; manager selection was also slightly negative. Style selection, or sub-asset class effect, detracted within emerging markets equity and emerging markets fixed income. Manager selection effects were negative within international equity. Asset allocation benefited the fund, chiefly due to an overweight in U.S. large cap equity and underweights in emerging markets equity, and both U.S. and international fixed income. An overweight in international equity detracted.

The Fund had a negative absolute return over the period with mixed performance from its underlying holdings. Four of the seven holdings had positive returns. U.S. large cap equity was the best performing asset class led by the Schwab U.S. Large-Cap ETF, followed by the Schwab U.S. REIT ETF. The only fixed income holding in positive territory was the Vanguard Total International Bond Index ETF. The laggard was the Vanguard FTSE Emerging Markets ETF.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	50.6%
International Equity Funds	29.9
U.S. Fixed Income Fund	17.9
International Fixed Income Fund	1.0
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2018

ClearTrack® 2040

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	(1.17)%	4.28%	03/02/2015
Class R6 (NAV)	(0.62)%	5.04%	03/02/2015
Dow Jones Target 2040 Index (A)	0.39%	5.06%

(A) Dow Jones Target 2040 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. If a sales charge had been deducted, the results would have been lower. There are no sales charges for Class R shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2018

ClearTrack® 2040

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 29.9%
Vanguard FTSE Developed Markets ETF	309,692	$ 12,248,319
Vanguard FTSE Emerging Markets ETF	85,920	3,252,931

		15,501,250

International Fixed Income Fund - 1.0%
Vanguard Total International Bond ETF	9,987	544,591

U.S. Equity Funds - 50.6%
Schwab U.S. Large-Cap ETF	325,996	21,082,161
Schwab U.S. REIT ETF	39,638	1,610,492
Schwab U.S. Small-Cap ETF	52,152	3,553,116

		26,245,769

U.S. Fixed Income Fund - 17.9%
iShares Core U.S. Aggregate Bond ETF	88,546	9,261,026

Total Exchange-Traded Funds (Cost $46,543,481)		51,552,636

Principal	Value
REPURCHASE AGREEMENT - 0.7%

Fixed Income Clearing Corp., 1.25% (A), dated 10/31/2018, to be repurchased at $386,800 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $395,955.

$ 386,787	$ 386,787

Total Repurchase Agreement (Cost $386,787)	386,787

Total Investments (Cost $46,930,268)	51,939,423
Net Other Assets (Liabilities) - (0.1)%	(76,474)

Net Assets - 100.0%	$ 51,862,949

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$51,552,636	$—	$—	$51,552,636
Repurchase Agreement	—	386,787	—	386,787

Total Investments	$51,552,636	$386,787	$—	$51,939,423

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at October 31, 2018.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

ClearTrack® 2045

(unaudited)

MARKET ENVIRONMENT

Across asset classes, markets proved to be challenging over the 12-month period ended on October 31, 2018. After a prolonged period of steady upward momentum in risk assets during 2017, volatility returned in 2018 marked by two key episodes.

The first occurred in early February. Following strong wage gains data, many market participants reevaluated their inflation expectations on the belief that inflation would increase faster than previously thought. This belief implied that the U.S. Federal Reserve would accelerate its pace of hiking interest rates, which could be unfavorable for risk assets and potentially slow down economic growth. In response, the CBOE Volatility Index® spiked to levels not seen since 2015 and the S&P 500® declined by almost nine percent before rebounding and recovering most losses by the end of the month. Furthermore, fixed income assets sold off in rates, credit, municipals and structured products.

The second bout of significant volatility occurred in October. After a relatively calm and constructive summer, risk sentiment suddenly turned, and markets sold off across the board in the U.S. and abroad. Uncertainty surrounding trade tensions, growth and solvency in emerging markets and the outcome of the U.S. midterm elections were primary catalysts. For the month of October 2018, equities comprising the S&P 500® fell -6.84%, and abroad, equities forming the MSCI World Index declined -7.32% and -8.70% in the MSCI Emerging Markets Index. Within fixed income, indices also decreased broadly in the U.S., with the Bloomberg Barclays Global Aggregate Bond Index falling -1.12%.

In our view, the economic outlook in the U.S. continues to remain on solid footing. However, a divergence in global growth continues, which could weigh on investors going forward. This combined with continued trade, emerging market and political uncertainty led us to remain neutral to cautiously optimistic on risk assets.

PERFORMANCE

For the year ended October 31, 2018, ClearTrack® 2045 (Class R6) returned -0.35%. By comparison, its benchmark, the Dow Jones Target 2045 Index, returned 0.46%.

STRATEGY REVIEW

ClearTrack® 2045 seeks to achieve its investment objective by investing in a combination of underlying exchange traded funds (“ETFs”) representing a variety of broad asset classes — equity and fixed income — and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the mix will become static.

For the year ended October 31, 2018, the Fund underperformed its benchmark, the Dow Jones Target Date 2045 Index, chiefly due to style selection; manager selection was also slightly negative. Style selection, or sub-asset class effect, detracted within emerging markets equity and emerging markets fixed income. Manager selection effects were negative within international equity. Asset allocation benefited the Fund, chiefly due to an overweight in U.S. large cap equity and underweights in emerging markets equity, and both U.S. and international fixed income. An overweight in international equity detracted.

The Fund had a negative absolute return with mixed performance from its underlying holdings. Three of the six holdings had positive returns. U.S. large cap equity was the best performing asset class led by Schwab U.S. Large-Cap ETF, followed by the Schwab U.S. REIT ETF. The only fixed income holding was the iShares Barclays Aggregate Bond Fund. The laggard was the Vanguard FTSE Emerging Markets ETF.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	55.2%
International Equity Funds	35.6
Other Investment Company	28.7
U.S. Fixed Income Fund	8.5
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(28.8)
Total	100.0%

Transamerica Funds	Annual Report 2018

ClearTrack® 2045

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	(0.97)%	4.75%	03/02/2015
Class R6 (NAV)	(0.35)%	5.43%	03/02/2015
Dow Jones Target 2045 Index (A)	0.46%	5.37%

(A) Dow Jones Target 2045 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. If a sales charge had been deducted, the results would have been lower. There are no sales charges for Class R shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2018

ClearTrack® 2045

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 35.6%
Vanguard FTSE Developed Markets ETF (A)	257,270	$ 10,175,029
Vanguard FTSE Emerging Markets ETF	57,557	2,179,108

		12,354,137

U.S. Equity Funds - 55.2%
Schwab U.S. Large-Cap ETF	238,326	15,412,542
Schwab U.S. REIT ETF	31,041	1,261,196
Schwab U.S. Small-Cap ETF	36,122	2,460,992

		19,134,730

U.S. Fixed Income Fund - 8.5%
iShares Core U.S. Aggregate Bond ETF	28,046	2,933,331

Total Exchange-Traded Funds (Cost $30,533,922)		34,422,198

OTHER INVESTMENT COMPANY - 28.7%
Securities Lending Collateral - 28.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (B)	9,936,270	9,936,270

Total Other Investment Company (Cost $9,936,270)		9,936,270

Principal	Value
REPURCHASE AGREEMENT - 0.8%

Fixed Income Clearing Corp., 1.25% (B), dated 10/31/2018, to be repurchased at $269,221 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $276,692.

$ 269,212	$ 269,212

Total Repurchase Agreement (Cost $269,212)	269,212

Total Investments (Cost $40,739,404)	44,627,680
Net Other Assets (Liabilities) - (28.8)%	(9,983,225)

Net Assets - 100.0%	$ 34,644,455

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$34,422,198	$—	$—	$34,422,198
Other Investment Company	9,936,270	—	—	9,936,270
Repurchase Agreement	—	269,212	—	269,212

Total Investments	$44,358,468	$269,212	$—	$44,627,680

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $9,703,197. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

ClearTrack® 2050

(unaudited)

MARKET ENVIRONMENT

Across asset classes, markets proved to be challenging over the 12-month period ended on October 31, 2018. After a prolonged period of steady upward momentum in risk assets during 2017, volatility returned in 2018 marked by two key episodes.

The first occurred in early February. Following strong wage gains data, many market participants reevaluated their inflation expectations on the belief that inflation would increase faster than previously thought. This belief implied that the U.S. Federal Reserve would accelerate its pace of hiking interest rates, which could be unfavorable for risk assets and potentially slow down economic growth. In response, the CBOE Volatility Index® spiked to levels not seen since 2015 and the S&P 500® declined by almost nine percent before rebounding and recovering most losses by the end of the month. Furthermore, fixed income assets sold off in rates, credit, municipals and structured products.

The second bout of significant volatility occurred in October. After a relatively calm and constructive summer, risk sentiment suddenly turned, and markets sold off across the board in the U.S. and abroad. Uncertainty surrounding trade tensions, growth and solvency in emerging markets and the outcome of the U.S. midterm elections were primary catalysts. For the month of October 2018, equities comprising the S&P 500® fell -6.84%, and abroad, equities forming the MSCI World Index declined -7.32% and -8.70% in the MSCI Emerging Markets Index. Within fixed income, indices also decreased broadly in the U.S., with the Bloomberg Barclays Global Aggregate Bond Index falling -1.12%.

In our view, the economic outlook in the U.S. continues to remain on solid footing. However, a divergence in global growth continues, which could weigh on investors going forward. This combined with continued trade, emerging market and political uncertainty led us to remain neutral to cautiously optimistic on risk assets.

PERFORMANCE

For the year ended October 31, 2018, ClearTrack® 2050 (Class R6) returned -0.34%. By comparison, its benchmark, the Dow Jones Target 2050 Index, returned 0.48%.

STRATEGY REVIEW

ClearTrack® 2050 seeks to achieve its investment objective by investing in a combination of underlying exchange traded funds (“ETFs”) representing a variety of broad asset classes — equity and fixed income — and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the mix will become static.

For the year ended October 31, 2018, the Fund underperformed its benchmark, the Dow Jones Target Date 2050 Index, chiefly due to style selection; manager selection was also slightly negative. Style selection, or sub-asset class effect, detracted chiefly within emerging markets equity. Manager selection effects were negative within international equity. Asset allocation benefited the Fund, chiefly due to an underweight in emerging markets equity and an overweight in U.S large cap equity. An overweight in international equity detracted.

The Fund had a negative absolute return over the period with mixed performance from its underlying holdings. Three of the six holdings had positive returns. U.S. large cap equity was the best performing asset class led by Schwab U.S. Large-Cap ETF, followed by the Schwab U.S. REIT ETF. The only fixed income holding was the iShares Barclays Aggregate Bond Fund. The laggard was the Vanguard FTSE Emerging Markets ETF.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	56.4%
International Equity Funds	36.5
Other Investment Company	28.5
U.S. Fixed Income Fund	6.3
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(28.7)
Total	100.0%

Transamerica Funds	Annual Report 2018

ClearTrack® 2050

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	(1.04)%	4.78%	03/02/2015
Class R6 (NAV)	(0.34)%	5.46%	03/02/2015
Dow Jones Target 2050 Index (A)	0.48%	5.53%

(A) Dow Jones Target 2050 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. If a sales charge had been deducted, the results would have been lower. There are no sales charges for Class R shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2018

ClearTrack® 2050

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.2%
International Equity Funds - 36.5%
Vanguard FTSE Developed Markets ETF (A)	202,764	$ 8,019,316
Vanguard FTSE Emerging Markets ETF	48,687	1,843,290

		9,862,606

U.S. Equity Funds - 56.4%
Schwab U.S. Large-Cap ETF	189,512	12,255,741
Schwab U.S. REIT ETF	24,596	999,336
Schwab U.S. Small-Cap ETF	28,757	1,959,214

		15,214,291

U.S. Fixed Income Fund - 6.3%
iShares Core U.S. Aggregate Bond ETF (A)	16,184	1,692,685

Total Exchange-Traded Funds (Cost $23,719,677)		26,769,582

OTHER INVESTMENT COMPANY - 28.5%
Securities Lending Collateral - 28.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (B)	7,681,830	7,681,830

Total Other Investment Company (Cost $7,681,830)		7,681,830

Principal	Value
REPURCHASE AGREEMENT - 1.0%

Fixed Income Clearing Corp., 1.25% (B), dated 10/31/2018, to be repurchased at $264,508 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $271,921.

$ 264,498	$ 264,498

Total Repurchase Agreement (Cost $264,498)	264,498

Total Investments (Cost $31,666,005)	34,715,910
Net Other Assets (Liabilities) - (28.7)%	(7,738,021)

Net Assets - 100.0%	$ 26,977,889

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$26,769,582	$—	$—	$26,769,582
Other Investment Company	7,681,830	—	—	7,681,830
Repurchase Agreement	—	264,498	—	264,498

Total Investments	$34,451,412	$264,498	$—	$34,715,910

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $7,507,151. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

ClearTrack® 2055

(unaudited)

MARKET ENVIRONMENT

Across asset classes, markets proved to be challenging over the 12-month period ended on October 31, 2018. After a prolonged period of steady upward momentum in risk assets during 2017, volatility returned in 2018 marked by two key episodes.

The first occurred in early February. Following strong wage gains data, many market participants reevaluated their inflation expectations on the belief that inflation would increase faster than previously thought. This belief implied that the U.S. Federal Reserve would accelerate its pace of hiking interest rates, which could be unfavorable for risk assets and potentially slow down economic growth. In response, the CBOE Volatility Index® spiked to levels not seen since 2015 and the S&P 500® declined by almost nine percent before rebounding and recovering most losses by the end of the month. Furthermore, fixed income assets sold off in rates, credit, municipals and structured products.

The second bout of significant volatility occurred in October. After a relatively calm and constructive summer, risk sentiment suddenly turned, and markets sold off across the board in the U.S. and abroad. Uncertainty surrounding trade tensions, growth and solvency in emerging markets and the outcome of the U.S. midterm elections were primary catalysts. For the month of October 2018, equities comprising the S&P 500® fell -6.84%, and abroad, equities forming the MSCI World Index declined -7.32% and -8.70% in the MSCI Emerging Markets Index. Within fixed income, indices also decreased broadly in the U.S., with the Bloomberg Barclays Global Aggregate Bond Index falling -1.12%.

In our view, the economic outlook in the U.S. continues to remain on solid footing. However, a divergence in global growth continues, which could weigh on investors going forward. This combined with continued trade, emerging market and political uncertainty led us to remain neutral to cautiously optimistic on risk assets.

PERFORMANCE

For the year ended October 31, 2018, ClearTrack® 2055 (Class R6) returned -0.37%. By comparison, its benchmark, the Dow Jones Target 2055 Index, returned 0.47%.

STRATEGY REVIEW

ClearTrack® 2055 seeks to achieve its investment objective by investing in a combination of underlying exchange traded funds (“ETFs”) representing a variety of broad asset classes — equity and fixed income — and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the mix will become static.

For the year ended October 31, 2018, the Fund underperformed its benchmark, the Dow Jones Target Date 2055 Index, chiefly due to style selection; manager selection was also slightly negative. Style selection, or sub-asset class effect, detracted mainly within emerging markets equity. Manager selection effects were negative within international equity. Asset allocation benefited the Fund, chiefly due to an underweight in emerging markets equities and an overweight in U.S large cap equity. An overweight in international equity detracted.

The Fund had a negative absolute return over the period with mixed performance from its underlying holdings. Three of the six holdings had positive returns. U.S. large cap equity was the best performing asset class led by Schwab U.S. Large-Cap ETF, followed by the Schwab U.S. REIT ETF. The only fixed income holding was the iShares Barclays Aggregate Bond Fund. The laggard was the Vanguard FTSE Emerging Markets ETF.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	58.3%
International Equity Funds	37.4
U.S. Fixed Income Fund	6.9
Net Other Assets (Liabilities)	(2.6)
Total	100.0%

Transamerica Funds	Annual Report 2018

ClearTrack® 2055

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	(0.96)%	3.83%	07/07/2017
Class R6 (NAV)	(0.37)%	4.51%	07/07/2017
Dow Jones Target 2055 Index (A)	0.47%	5.65%

(A) Dow Jones Target 2055 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. If a sales charge had been deducted, the results would have been lower. There are no sales charges for Class R shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2018

ClearTrack® 2055

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 102.6%
International Equity Funds - 37.4%
Vanguard FTSE Developed Markets ETF	4,074	$ 161,127
Vanguard FTSE Emerging Markets ETF	1,006	38,087

		199,214

U.S. Equity Funds - 58.3%
Schwab U.S. Large-Cap ETF	3,852	249,109
Schwab U.S. REIT ETF	516	20,965
Schwab U.S. Small-Cap ETF	587	39,992

		310,066

U.S. Fixed Income Fund - 6.9%
iShares Core U.S. Aggregate Bond ETF	352	36,816

Total Exchange-Traded Funds (Cost $541,004)		546,096

Total Investments (Cost $541,004)		546,096
Net Other Assets (Liabilities) - (2.6)%		(13,650)

Net Assets - 100.0%		$ 532,446

SECURITY VALUATION:

Valuation Inputs (A)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$546,096	$—	$—	$546,096

Total Investments	$546,096	$—	$—	$546,096

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

ClearTrack® 2060

(unaudited)

MARKET ENVIRONMENT

Across asset classes, markets proved to be challenging over the 12-month period ended on October 31, 2018. After a prolonged period of steady upward momentum in risk assets during 2017, volatility returned in 2018 marked by two key episodes.

The first occurred in early February. Following strong wage gains data, many market participants reevaluated their inflation expectations on the belief that inflation would increase faster than previously thought. This belief implied that the U.S. Federal Reserve would accelerate its pace of hiking interest rates, which could be unfavorable for risk assets and potentially slow down economic growth. In response, the CBOE Volatility Index® spiked to levels not seen since 2015 and the S&P 500® declined by almost nine percent before rebounding and recovering most losses by the end of the month. Furthermore, fixed income assets sold off in rates, credit, municipals and structured products.

The second bout of significant volatility occurred in October. After a relatively calm and constructive summer, risk sentiment suddenly turned, and markets sold off across the board in the U.S. and abroad. Uncertainty surrounding trade tensions, growth and solvency in emerging markets and the outcome of the U.S. midterm elections were primary catalysts. For the month of October 2018, equities comprising the S&P 500® fell -6.84%, and abroad, equities forming the MSCI World Index declined -7.32% and -8.70% in the MSCI Emerging Markets Index. Within fixed income, indices also decreased broadly in the U.S., with the Bloomberg Barclays Global Aggregate Bond Index falling -1.12%.

In our view, the economic outlook in the U.S. continues to remain on solid footing. However, a divergence in global growth continues, which could weigh on investors going forward. This combined with continued trade, emerging market and political uncertainty led us to remain neutral to cautiously optimistic on risk assets.

PERFORMANCE

For the year ended October 31, 2018, ClearTrack® 2060 (Class R6) returned -0.37%. By comparison, its benchmark, the Dow Jones Target 2060 Index, returned 0.47%.

STRATEGY REVIEW

ClearTrack® 2060 seeks to achieve its investment objective by investing in a combination of underlying exchange traded funds (“ETFs”) representing a variety of broad asset classes — equity and fixed income — and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the mix will become static.

For the year ended October 31, 2018, the Fund underperformed its benchmark, the Dow Jones Target Date 2060 Index, chiefly due to style selection; manager selection was also slightly negative. Style selection, or sub-asset class effect, detracted mainly within emerging markets equity. Manager selection effects were negative within international equity. Asset allocation benefited the Fund, chiefly due to an underweight in emerging markets equity and an overweight in U.S large cap equity. An overweight in international equity detracted.

The Fund had a negative absolute return over the period with mixed performance from its underlying holdings. Three of the six holdings had positive returns. U.S. large cap equity was the best performing asset class led by Schwab U.S. Large-Cap ETF, followed by the Schwab U.S. REIT ETF. The only fixed income holding was the iShares Barclays Aggregate Bond Fund. The laggard was the Vanguard FTSE Emerging Markets ETF.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	58.7%
International Equity Funds	37.0
U.S. Fixed Income Fund	7.0
Net Other Assets (Liabilities)	(2.7)
Total	100.0%

Transamerica Funds	Annual Report 2018

ClearTrack® 2060

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	(0.96)%	3.83%	07/07/2017
Class R6 (NAV)	(0.37)%	4.51%	07/07/2017
Dow Jones Target 2060 Index (A)	0.47%	5.65%

(A) Dow Jones Target 2060 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. If a sales charge had been deducted, the results would have been lower. There are no sales charges for Class R shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2018

ClearTrack® 2060

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 102.7%
International Equity Funds - 37.0%
Vanguard FTSE Developed Markets ETF	4,008	$ 158,516
Vanguard FTSE Emerging Markets ETF	975	36,914

		195,430

U.S. Equity Funds - 58.7%
Schwab U.S. Large-Cap ETF	3,851	249,044
Schwab U.S. REIT ETF	516	20,965
Schwab U.S. Small-Cap ETF	587	39,992

		310,001

U.S. Fixed Income Fund - 7.0%
iShares Core U.S. Aggregate Bond ETF	352	36,816

Total Exchange-Traded Funds (Cost $536,833)		542,247

Total Investments (Cost $536,833)		542,247
Net Other Assets (Liabilities) - (2.7)%		(14,234)

Net Assets - 100.0%		$ 528,013

SECURITY VALUATION:

Valuation Inputs (A)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$542,247	$—	$—	$542,247

Total Investments	$542,247	$—	$—	$542,247

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

ClearTrack® Retirement Income

(unaudited)

MARKET ENVIRONMENT

Across asset classes, markets proved to be challenging over the 12-month period ended on October 31, 2018. After a prolonged period of steady upward momentum in risk assets during 2017, volatility returned in 2018 marked by two key episodes.

The first occurred in early February. Following strong wage gains data, many market participants reevaluated their inflation expectations on the belief that inflation would increase faster than previously thought. This belief implied that the U.S. Federal Reserve would accelerate its pace of hiking interest rates, which could be unfavorable for risk assets and potentially slow down economic growth. In response, the CBOE Volatility Index® spiked to levels not seen since 2015 and the S&P 500® declined by almost nine percent before rebounding and recovering most losses by the end of the month. Furthermore, fixed income assets sold off in rates, credit, municipals and structured products.

The second bout of significant volatility occurred in October. After a relatively calm and constructive summer, risk sentiment suddenly turned, and markets sold off across the board in the U.S. and abroad. Uncertainty surrounding trade tensions, growth and solvency in emerging markets and the outcome of the U.S. midterm elections were primary catalysts. For the month of October 2018, equities comprising the S&P 500® fell -6.84%, and abroad, equities forming the MSCI World Index declined -7.32% and -8.70% in the MSCI Emerging Markets Index. Within fixed income, indices also decreased broadly in the U.S., with the Bloomberg Barclays Global Aggregate Bond Index falling -1.12%.

In our view, the economic outlook in the U.S. continued to remain on solid footing. However, a divergence in global growth continues, which could weigh on investors going forward. This combined with continued trade, emerging market and political uncertainty led us to remain neutral to cautiously optimistic on risk assets.

PERFORMANCE

For the year ended October 31, 2018, ClearTrack® Retirement Income (Class R6) returned -1.19%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the ClearTrack® Retirement Income Blended Benchmark, returned -2.05% and -1.50%, respectively.

STRATEGY REVIEW

ClearTrack® Retirement Income seeks to achieve its investment objective by investing in a combination of underlying exchange traded funds (“ETFs”) representing a variety of broad asset classes — equity, fixed income and inflation-hedging — and investment styles. The Fund’s objective is to provide investors income and manage risk during their retirement years. The Fund follows a particular glide path in which the target asset mix becomes static 10 years following their retirement date.

For the year ended October 31, 2018, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Style selection, or sub-asset class effect, added value chiefly within U.S. large cap equity. Selection in U.S. small cap equity also added value. Manager selection detracted, primarily in international equity. U.S. real estate equity also weighed on performance. Asset allocation effects were neutral.

The Fund had a negative absolute return over the period with mixed performance from its underlying holdings. Four of the nine holdings held for the full period had positive returns. U.S. large cap equity was the best performing asset class led by the Schwab U.S. Large-Cap ETF, followed by the Schwab U.S. REIT ETF. The only fixed income holding in positive territory was the Vanguard Total International Bond Index ETF. The laggard was the Vanguard FTSE Emerging Markets ETF.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	59.7%
U.S. Equity Funds	24.6
International Fixed Income Funds	8.4
International Equity Funds	6.4
Other Investment Company	3.4
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(3.5)
Total	100.0%

Transamerica Funds	Annual Report 2018

ClearTrack® Retirement Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2018
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	(1.86)%	1.63%	03/02/2015
Class R6 (NAV)	(1.19)%	2.29%	03/02/2015
Bloomberg Barclays US Aggregate Bond Index (A)	(2.05)%	0.85%
ClearTrack® Retirement Income Blended Benchmark (A) (B) (C) (D) (E) (F) (G) (H) (I)	(1.50)%	2.69%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The ClearTrack® Retirement Income Blended Benchmark is composed of the following benchmarks: 42% Bloomberg Barclays US Aggregate Bond Index, 15% Bloomberg Barclays Global Aggregate Index ex-US, 14% MSCI EAFE Index, 8% Russell 1000® Index, 8% Bloomberg Barclays US Corporate High Yield 2% Issuer Cap Index, 5% FTSE NAREIT Equity RElTs Index, 5% Russell 2000® Index and 3% MSCI Emerging Markets Index.

(C) The Bloomberg Barclays Global Aggregate Index ex-US is a multi-currency benchmark that includes fixed-rate Treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers, excluding the U.S.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(F) The Bloomberg Barclays US Corporate High Yield 2% Issuer Cap Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

(G) The FTSE NAREIT Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

(H) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(I) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

Transamerica Funds	Annual Report 2018

ClearTrack® Retirement Income (continued)

(unaudited)

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. If a sales charge had been deducted, the results would have been lower. There are no sales charges for Class R shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2018

ClearTrack® Retirement Income

SCHEDULE OF INVESTMENTS

At October 31, 2018

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.1%
International Equity Funds - 6.4%
Vanguard FTSE Developed Markets ETF	93,549	$ 3,699,863
Vanguard FTSE Emerging Markets ETF	25,035	947,825

		4,647,688

International Fixed Income Funds - 8.4%
iShares JP Morgan USD Emerging Markets Bond ETF	6,943	726,655
Vanguard Total International Bond ETF	99,791	5,441,603

		6,168,258

U.S. Equity Funds - 24.6%
Schwab U.S. Large-Cap ETF	217,918	14,092,757
Schwab U.S. REIT ETF	9,651	392,120
Schwab U.S. Small-Cap ETF	50,534	3,442,881

		17,927,758

U.S. Fixed Income Funds - 59.7%
iShares Core U.S. Aggregate Bond ETF	344,142	35,993,812
iShares TIPS Bond ETF	47,155	5,132,350
SPDR Bloomberg Barclays High Yield Bond ETF (A)	69,508	2,443,901

		43,570,063

Total Exchange-Traded Funds (Cost $73,146,813)		72,313,767

	Shares	Value
OTHER INVESTMENT COMPANY - 3.4%
Securities Lending Collateral - 3.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.19% (B)	2,477,232	$ 2,477,232

Total Other Investment Company (Cost $2,477,232)		2,477,232

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 1.25% (B), dated 10/31/2018, to be repurchased at $714,868 on 11/01/2018. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $729,893.	$ 714,844	714,844

Total Repurchase Agreement (Cost $714,844)		714,844

Total Investments (Cost $76,338,889)		75,505,843
Net Other Assets (Liabilities) - (3.5)%		(2,587,667)

Net Assets - 100.0%		$ 72,918,176

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$72,313,767	$—	$—	$72,313,767
Other Investment Company	2,477,232	—	—	2,477,232
Repurchase Agreement	—	714,844	—	714,844

Total Investments	$74,790,999	$714,844	$—	$75,505,843

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $2,419,430. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2018.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2018

	ClearTrack® 2015	ClearTrack® 2020	ClearTrack® 2025	ClearTrack® 2030	ClearTrack® 2035
Assets:
Investments, at value (A) (B)	$52,756,979	$70,722,601	$74,303,979	$61,897,529	$57,924,036
Repurchase agreements, at value (C)	331,829	589,764	462,220	223,437	568,200
Receivables and other assets:
Net income from securities lending	2,461	1,835	1,148	1,107	1,304
Shares of beneficial interest sold	—	23	9,968	—	40
Interest	12	20	16	8	20
Total assets	53,091,281	71,314,243	74,777,331	62,122,081	58,493,600

Liabilities:
Cash collateral received upon return of:
Securities on loan	11,013,372	10,633,353	—	3,931,700	—
Payables and other liabilities:
Shares of beneficial interest redeemed	10,074	1,549	810	141,960	89,487
Investment management fees	24,803	33,121	40,135	32,497	32,455
Distribution and service fees	19,278	27,843	34,049	27,080	27,203
Transfer agent fees	6,076	8,775	10,735	8,533	8,572
Trustees, CCO and deferred compensation fees	86	128	156	124	124
Audit and tax fees	13,542	13,725	13,843	13,693	13,699
Custody fees	2,696	2,769	2,692	2,677	2,644
Legal fees	407	604	734	572	576
Printing and shareholder reports fees	4,171	6,003	7,131	5,615	5,669
Registration fees	2,780	2,843	2,887	2,835	2,835
Other accrued expenses	337	497	604	470	476
Total liabilities	11,097,622	10,731,210	113,776	4,167,756	183,740
Net assets	$41,993,659	$60,583,033	$74,663,555	$57,954,325	$58,309,860

Net assets consist of:
Paid-in capital	$38,768,393	$55,028,451	$66,838,843	$50,850,356	$49,892,107
Total distributable earnings	3,225,266	5,554,582	7,824,712	7,103,969	8,417,753
Net assets	$41,993,659	$60,583,033	$74,663,555	$57,954,325	$58,309,860
Net assets by class:
Class R1	$41,572,349	$59,914,339	$73,294,035	$57,571,006	$57,851,063
Class R6	421,310	668,694	1,369,520	383,319	458,797
Shares outstanding (unlimited shares, no par value):
Class R1	4,060,351	5,772,419	6,847,816	5,278,702	5,214,602
Class R6	40,732	63,716	126,504	34,736	40,869
Net asset value per share:
Class R1	$10.24	$10.38	$10.70	$10.91	$11.09
Class R6	10.34	10.49	10.83	11.04	11.23

(A) Investments, at cost	$51,371,371	$68,658,319	$70,657,838	$58,028,640	$53,002,211
(B) Securities on loan, at value	$10,769,697	$10,387,858	$—	$3,839,474	$—
(C) Repurchase agreements, at cost	$331,829	$589,764	$462,220	$223,437	$568,200

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

	ClearTrack® 2040	ClearTrack® 2045	ClearTrack® 2050	ClearTrack® 2055	ClearTrack® 2060
Assets:
Investments, at value (A) (B)	$51,552,636	$44,358,468	$34,451,412	$546,096	$542,247
Repurchase agreements, at value (C)	386,787	269,212	264,498	—	—
Cash	—	—	—	2,857	2,270
Receivables and other assets:
Net income from securities lending	1,250	1,329	1,042	—	—
Shares of beneficial interest sold	3,000	16,957	11	—	—
Interest	14	9	9	—	—
Due from investment manager	—	—	—	2,117	2,118
Total assets	51,943,687	44,645,975	34,716,972	551,070	546,635

Liabilities:
Cash collateral received upon return of:
Securities on loan	—	9,936,270	7,681,830	—	—
Payables and other liabilities:
Shares of beneficial interest redeemed	322	75	4,191	2	—
Investment management fees	24,000	21,784	15,169	—	—
Distribution and service fees	23,906	15,986	12,319	122	122
Transfer agent fees	7,536	5,039	3,885	40	40
Trustees, CCO and deferred compensation fees	108	70	54	1	1
Audit and tax fees	13,631	13,466	13,399	13,169	13,169
Custody fees	2,552	2,151	2,385	2,357	2,357
Legal fees	500	326	253	5	5
Printing and shareholder reports fees	4,955	3,324	2,656	329	329
Registration fees	2,813	2,758	2,734	2,596	2,596
Other accrued expenses	415	271	208	3	3
Total liabilities	80,738	10,001,520	7,739,083	18,624	18,622
Net assets	$51,862,949	$34,644,455	$26,977,889	$532,446	$528,013

Net assets consist of:
Paid-in capital	$43,733,747	$28,796,311	$22,571,657	$509,240	$504,488
Total distributable earnings	8,129,202	5,848,144	4,406,232	23,206	23,525
Net assets	$51,862,949	$34,644,455	$26,977,889	$532,446	$528,013
Net assets by class:
Class R1	$51,048,086	$34,139,472	$26,278,898	$262,680	$262,685
Class R6	814,863	504,983	698,991	269,766	265,328
Shares outstanding (unlimited shares, no par value):
Class R1	4,534,654	2,980,960	2,281,469	25,163	25,163
Class R6	71,263	43,572	59,953	25,697	25,274
Net asset value per share:
Class R1	$11.26	$11.45	$11.52	$10.44	$10.44
Class R6	11.43	11.59	11.66	10.50	10.50

(A) Investments, at cost	$46,543,481	$40,470,192	$31,401,507	$541,004	$536,833
(B) Securities on loan, at value	$—	$9,703,197	$7,507,151	$—	$—
(C) Repurchase agreements, at cost	$386,787	$269,212	$264,498	$—	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2018

ClearTrack® Retirement Income
Assets:
Investments, at value (A) (B)	$74,790,999
Repurchase agreements, at value (C)	714,844
Receivables and other assets:
Net income from securities lending	1,886
Interest	25
Total assets	75,507,754

Liabilities:
Cash collateral received upon return of:
Securities on loan	2,477,232
Payables and other liabilities:
Shares of beneficial interest redeemed	748
Investment management fees	39,114
Distribution and service fees	33,419
Transfer agent fees	10,530
Trustees, CCO and deferred compensation fees	157
Audit and tax fees	13,851
Custody fees	2,937
Legal fees	746
Printing and shareholder reports fees	7,348
Registration fees	2,884
Other accrued expenses	612
Total liabilities	2,589,578
Net assets	$72,918,176

Net assets consist of:
Paid-in capital	$69,184,496
Total distributable earnings	3,733,680
Net assets	$72,918,176
Net assets by class:
Class R1	$72,493,502
Class R6	424,674
Shares outstanding (unlimited shares, no par value):
Class R1	7,084,281
Class R6	41,017
Net asset value per share:
Class R1	$10.23
Class R6	10.35

(A) Investments, at cost	$75,624,045
(B) Securities on loan, at value	$2,419,430
(C) Repurchase agreements, at cost	$714,844

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS

For the year ended October 31, 2018

	ClearTrack® 2015	ClearTrack® 2020	ClearTrack® 2025	ClearTrack® 2030	ClearTrack® 2035
Investment Income:
Dividend income	$1,187,591	$1,735,022	$2,063,384	$1,590,079	$1,602,765
Interest income	2,918	3,925	5,140	3,715	4,040
Net income from securities lending	14,497	21,336	11,698	14,183	10,159
Total investment income	1,205,006	1,760,283	2,080,222	1,607,977	1,616,964

Expenses:
Investment management fees	180,090	267,828	325,342	253,377	255,825
Distribution and service fees:
Class R1	234,827	349,027	421,010	331,498	334,312
Transfer agent fees
Class R1	73,971	109,944	132,618	104,422	105,308
Class R6	33	51	106	29	35
Trustees, CCO and deferred compensation fees	1,106	1,652	2,011	1,565	1,577
Audit and tax fees	17,407	18,852	19,760	19,373	19,763
Custody fees	10,279	10,318	10,157	10,152	9,895
Legal fees	2,249	3,505	4,264	3,302	3,350
Printing and shareholder reports fees	8,932	12,294	14,450	11,620	11,738
Registration fees	30,890	31,162	31,337	31,118	31,129
Other	2,389	2,907	3,234	2,814	2,815
Total expenses before waiver and/or reimbursement and recapture	562,173	807,540	964,289	769,270	775,747
Expenses waived and/or reimbursed:
Class R1	(49,944)	(44,459)	(29,328)	(37,701)	(37,414)
Class R6	(479)	(434)	(511)	(217)	(272)
Recapture of previously waived and/or reimbursed fees:
Class R1	16,104	22,126	23,412	19,533	19,548
Class R6	163	223	407	118	142
Net expenses	528,017	784,996	958,269	751,003	757,751
Net investment income (loss)	676,989	975,287	1,121,953	856,974	859,213

Net realized gain (loss) on:
Investments	2,266,769	3,792,817	3,595,717	2,726,978	2,974,998

Net change in unrealized appreciation (depreciation) on:
Investments	(3,593,570)	(5,470,371)	(5,658,673)	(4,122,160)	(4,435,565)
Net realized and change in unrealized gain (loss)	(1,326,801)	(1,677,554)	(2,062,956)	(1,395,182)	(1,460,567)
Net increase (decrease) in net assets resulting from operations	$(649,812)	$(702,267)	$(941,003)	$(538,208)	$(601,354)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2018

	ClearTrack® 2040	ClearTrack® 2045	ClearTrack® 2050	ClearTrack® 2055	ClearTrack® 2060
Investment Income:
Dividend income	$1,354,963	$856,871	$659,509	$12,330	$12,325
Interest income	3,412	2,502	1,976	—	—
Net income from securities lending	8,141	7,723	5,716	—	—
Total investment income	1,366,516	867,096	667,201	12,330	12,325

Expenses:
Investment management fees	223,042	145,900	113,432	2,103	2,101
Distribution and service fees:
Class R1	289,489	189,045	145,850	1,378	1,378
Transfer agent fees
Class R1	91,189	59,549	45,943	435	435
Class R6	60	44	51	22	22
Trustees, CCO and deferred compensation fees	1,376	899	698	13	13
Audit and tax fees	18,539	17,591	17,388	16,522	16,522
Custody fees	9,656	8,158	9,111	7,955	7,954
Legal fees	2,918	1,895	1,479	649	649
Printing and shareholder reports fees	10,432	7,361	6,115	1,265	1,265
Registration fees	31,036	30,807	30,746	31,441	31,441
Other	2,613	2,160	1,967	1,304	1,306
Total expenses before waiver and/or reimbursement and recapture	680,350	463,409	372,780	63,087	63,086
Expenses waived and/or reimbursed:
Class R1	(38,451)	(40,470)	(46,296)	(44,707)	(44,755)
Class R6	(529)	(636)	(1,112)	(45,066)	(45,017)
Recapture of previously waived and/or reimbursed fees:
Class R1	16,464	11,402	10,240	15,508	15,525
Class R6	239	189	260	15,625	15,607
Net expenses	658,073	433,894	335,872	4,447	4,446
Net investment income (loss)	708,443	433,202	331,329	7,883	7,879

Net realized gain (loss) on:
Investments	2,722,911	1,738,261	1,147,291	12,638	12,639

Net change in unrealized appreciation (depreciation) on:
Investments	(3,804,813)	(2,362,803)	(1,658,137)	(24,447)	(24,132)
Net realized and change in unrealized gain (loss)	(1,081,902)	(624,542)	(510,846)	(11,809)	(11,493)
Net increase (decrease) in net assets resulting from operations	$(373,459)	$(191,340)	$(179,517)	$(3,926)	$(3,614)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2018

ClearTrack® Retirement Income
Investment Income:
Dividend income	$2,247,494
Interest income	4,590
Net income from securities lending	29,228
Total investment income	2,281,312

Expenses:
Investment management fees	327,396
Distribution and service fees:
Class R1	428,646
Transfer agent fees
Class R1	135,024
Class R6	32
Trustees, CCO and deferred compensation fees	2,017
Audit and tax fees	17,659
Custody fees	11,022
Legal fees	4,306
Printing and shareholder reports fees	12,331
Registration fees	31,337
Other	3,313
Total expenses before waiver and/or reimbursement and recapture	973,083
Expenses waived and/or reimbursed:
Class R1	(45,469)
Class R6	(229)
Recapture of previously waived and/or reimbursed fees:
Class R1	26,039
Class R6	136
Net expenses	953,560
Net investment income (loss)	1,327,752

Net realized gain (loss) on:
Investments	3,772,608

Net change in unrealized appreciation (depreciation) on:
Investments	(6,329,224)
Net realized and change in unrealized gain (loss)	(2,556,616)
Net increase (decrease) in net assets resulting from operations	$(1,228,864)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	ClearTrack® 2015		ClearTrack® 2020		ClearTrack® 2025
	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017
From operations:
Net investment income (loss)	$676,989	$667,517	$975,287	$875,121	$1,121,953	$976,072
Net realized gain (loss)	2,266,769	458,601	3,792,817	426,387	3,595,717	446,999
Net change in unrealized appreciation (depreciation)	(3,593,570)	3,731,357	(5,470,371)	6,170,550	(5,658,673)	8,248,723
Net increase (decrease) in net assets resulting from operations	(649,812)	4,857,475	(702,267)	7,472,058	(941,003)	9,671,794

Distributions (A):
Dividends and/or distributions to shareholders:
Class R1	(1,115,887)	—	(1,327,179)	—	(1,460,620)	—
Class R6	(12,067)	—	(15,544)	—	(31,735)	—
Net investment income:
Class R1	—	(560,391)	—	(704,529)	—	(790,233)
Class R6	—	(5,392)	—	(8,206)	—	(8,700)
Total dividends and/or distributions from net investment income	—	(565,783)	—	(712,735)	—	(798,933)
Net realized gains:
Class R1	—	(80,803)	—	(88,695)	—	(14,460)
Class R6	—	(547)	—	(738)	—	(114)
Total dividends and/or distributions from net realized gains	—	(81,350)	—	(89,433)	—	(14,574)
Total dividends and/or distributions to shareholders	(1,127,954)	(647,133)	(1,342,723)	(802,168)	(1,492,355)	(813,507)

Capital share transactions:
Proceeds from shares sold:
Class R1	958,095	14,089,688	2,935,905	21,666,202	2,100,508	28,151,097
Class R6	13,230	60,983	31,120	94,741	173,403	689,997
	971,325	14,150,671	2,967,025	21,760,943	2,273,911	28,841,094
Dividends and/or distributions reinvested:
Class R1	1,115,887	641,194	1,327,179	793,224	1,460,620	804,693
Class R6	12,067	5,939	15,544	8,944	31,735	8,814
	1,127,954	647,133	1,342,723	802,168	1,492,355	813,507
Cost of shares redeemed:
Class R1	(11,667,117)	(10,718,716)	(19,145,064)	(9,073,392)	(18,378,716)	(11,091,601)
Class R6	(1,491)	(242)	(28,380)	(1,391)	(169,441)	(5,420)
	(11,668,608)	(10,718,958)	(19,173,444)	(9,074,783)	(18,548,157)	(11,097,021)
Net increase (decrease) in net assets resulting from capital share transactions	(9,569,329)	4,078,846	(14,863,696)	13,488,328	(14,781,891)	18,557,580
Net increase (decrease) in net assets	(11,347,095)	8,289,188	(16,908,686)	20,158,218	(17,215,249)	27,415,867

Net assets:
Beginning of year	53,340,754	45,051,566	77,491,719	57,333,501	91,878,804	64,462,937
End of year	$41,993,659	$53,340,754	$60,583,033	$77,491,719	$74,663,555	$91,878,804
Undistributed (distributions in excess of) net investment income (loss) (A)	—	$412,325	—	$532,641	—	$577,192

Capital share transactions - shares:
Shares issued:
Class R1	90,596	1,407,629	272,335	2,166,023	189,706	2,749,506
Class R6	1,244	6,010	2,880	8,967	15,496	66,217
	91,840	1,413,639	275,215	2,174,990	205,202	2,815,723
Shares reinvested:
Class R1	105,771	65,696	124,035	81,273	131,944	80,631
Class R6	1,139	605	1,445	912	2,851	878
	106,910	66,301	125,480	82,185	134,795	81,509
Shares redeemed:
Class R1	(1,102,471)	(1,049,765)	(1,781,636)	(881,927)	(1,654,801)	(1,048,640)
Class R6	(140)	(24)	(2,601)	(135)	(15,012)	(504)
	(1,102,611)	(1,049,789)	(1,784,237)	(882,062)	(1,669,813)	(1,049,144)
Net increase (decrease) in shares outstanding:
Class R1	(906,104)	423,560	(1,385,266)	1,365,369	(1,333,151)	1,781,497
Class R6	2,243	6,591	1,724	9,744	3,335	66,591
	(903,861)	430,151	(1,383,542)	1,375,113	(1,329,816)	1,848,088

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	ClearTrack® 2030		ClearTrack® 2035		ClearTrack® 2040
	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017
From operations:
Net investment income (loss)	$856,974	$786,215	$859,213	$846,201	$708,443	$736,961
Net realized gain (loss)	2,726,978	543,098	2,974,998	401,961	2,722,911	269,734
Net change in unrealized appreciation (depreciation)	(4,122,160)	7,175,219	(4,435,565)	8,337,398	(3,804,813)	8,016,032
Net increase (decrease) in net assets resulting from operations	(538,208)	8,504,532	(601,354)	9,585,560	(373,459)	9,022,727

Distributions (A):
Dividends and/or distributions to shareholders:
Class R1	(1,330,068)	—	(1,220,164)	—	(982,691)	—
Class R6	(9,086)	—	(9,885)	—	(16,497)	—
Net investment income:
Class R1	—	(644,133)	—	(698,342)	—	(563,549)
Class R6	—	(4,572)	—	(6,076)	—	(7,201)
Total dividends and/or distributions from net investment income	—	(648,705)	—	(704,418)	—	(570,750)
Total dividends and/or distributions to shareholders	(1,339,154)	(648,705)	(1,230,049)	(704,418)	(999,188)	(570,750)

Capital share transactions:
Proceeds from shares sold:
Class R1	2,003,222	19,413,136	2,417,029	18,312,733	1,472,484	18,871,475
Class R6	39,557	18,387	53,819	90,815	127,995	314,635
	2,042,779	19,431,523	2,470,848	18,403,548	1,600,479	19,186,110
Dividends and/or distributions reinvested:
Class R1	1,330,068	644,133	1,220,164	698,342	982,691	563,549
Class R6	9,086	4,572	9,885	6,076	16,497	7,201
	1,339,154	648,705	1,230,049	704,418	999,188	570,750
Cost of shares redeemed:
Class R1	(13,934,317)	(11,771,960)	(14,927,194)	(7,587,168)	(10,424,814)	(7,319,084)
Class R6	(5,893)	(16,509)	(115,857)	(6,061)	(44,238)	(115,751)
	(13,940,210)	(11,788,469)	(15,043,051)	(7,593,229)	(10,469,052)	(7,434,835)
Net increase (decrease) in net assets resulting from capital share transactions	(10,558,277)	8,291,759	(11,342,154)	11,514,737	(7,869,385)	12,322,025
Net increase (decrease) in net assets	(12,435,639)	16,147,586	(13,173,557)	20,395,879	(9,242,032)	20,774,002

Net assets:
Beginning of year	70,389,964	54,242,378	71,483,417	51,087,538	61,104,981	40,330,979
End of year	$57,954,325	$70,389,964	$58,309,860	$71,483,417	$51,862,949	$61,104,981
Undistributed (distributions in excess of) net investment income (loss) (A)	—	$450,709	—	$499,336	—	$466,192

Capital share transactions - shares:
Shares issued:
Class R1	177,097	1,876,217	208,400	1,756,946	124,466	1,808,065
Class R6	3,462	1,718	4,612	8,665	10,747	30,274
	180,559	1,877,935	213,012	1,765,611	135,213	1,838,339
Shares reinvested:
Class R1	118,018	63,776	105,825	68,802	83,991	55,577
Class R6	802	450	852	595	1,395	704
	118,820	64,226	106,677	69,397	85,386	56,281
Shares redeemed:
Class R1	(1,231,137)	(1,095,883)	(1,288,717)	(702,286)	(886,560)	(671,049)
Class R6	(517)	(1,532)	(9,895)	(553)	(3,680)	(10,805)
	(1,231,654)	(1,097,415)	(1,298,612)	(702,839)	(890,240)	(681,854)
Net increase (decrease) in shares outstanding:
Class R1	(936,022)	844,110	(974,492)	1,123,462	(678,103)	1,192,593
Class R6	3,747	636	(4,431)	8,707	8,462	20,173
	(932,275)	844,746	(978,923)	1,132,169	(669,641)	1,212,766

(A)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	ClearTrack® 2045		ClearTrack® 2050		ClearTrack® 2055
	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017	October 31, 2018		October 31, 2017 (A)
From operations:
Net investment income (loss)	$433,202	$453,536	$331,329	$314,125	$7,883		$1,409
Net realized gain (loss)	1,738,261	253,901	1,147,291	81,575	12,638		296
Net change in unrealized appreciation (depreciation)	(2,362,803)	5,606,848	(1,658,137)	4,342,431	(24,447)		29,539
Net increase (decrease) in net assets resulting from operations	(191,340)	6,314,285	(179,517)	4,738,131	(3,926)		31,244

Distributions (B):
Dividends and/or distributions to shareholders:
Class R1	(657,331)	—	(377,585)	—	(1,778)		—
Class R6	(13,802)	—	(11,904)	—	(2,602)		—
Net investment income:
Class R1	—	(352,543)	—	(233,267)	—		—
Class R6	—	(7,031)	—	(7,360)	—		—
Total dividends and/or distributions from net investment income	—	(359,574)	—	(240,627)	—		—
Total dividends and/or distributions to shareholders	(671,133)	(359,574)	(389,489)	(240,627)	(4,380)		—

Capital share transactions:
Proceeds from shares sold:
Class R1	1,609,657	10,614,138	2,054,342	8,515,015	—		250,000
Class R6	82,850	70,415	131,483	73,424	5,130		250,000
	1,692,507	10,684,553	2,185,825	8,588,439	5,130		500,000
Dividends and/or distributions reinvested:
Class R1	657,331	352,543	377,585	233,267	1,778		—
Class R6	13,802	7,031	11,904	7,360	2,602		—
	671,133	359,574	389,489	240,627	4,380		—
Cost of shares redeemed:
Class R1	(5,790,518)	(5,622,430)	(4,930,704)	(3,256,911)	—		—
Class R6	(166,797)	(7,290)	(53,336)	(25,494)	(2)		—
	(5,957,315)	(5,629,720)	(4,984,040)	(3,282,405)	(2)		—
Net increase (decrease) in net assets resulting from capital share transactions	(3,593,675)	5,414,407	(2,408,726)	5,546,661	9,508		500,000
Net increase (decrease) in net assets	(4,456,148)	11,369,118	(2,977,732)	10,044,165	1,202		531,244

Net assets:
Beginning of period/year	39,100,603	27,731,485	29,955,621	19,911,456	531,244		—
End of period/year	$34,644,455	$39,100,603	$26,977,889	$29,955,621	$532,446		$531,244
Undistributed (distributions in excess of) net investment income (loss) (B)	—	$272,935	—	$186,611	—		$1,665

Capital share transactions - shares:
Shares issued:
Class R1	132,465	1,007,181	169,808	807,052	—		25,000
Class R6	6,849	6,590	10,805	6,662	458		25,000
	139,314	1,013,771	180,613	813,714	458		50,000
Shares reinvested:
Class R1	55,145	34,529	31,465	22,803	163		—
Class R6	1,150	685	986	715	239		—
	56,295	35,214	32,451	23,518	402		—
Shares redeemed:
Class R1	(480,849)	(513,841)	(407,941)	(298,390)	—		—
Class R6	(13,556)	(649)	(4,409)	(2,341)	(0	)(C)	—
	(494,405)	(514,490)	(412,350)	(300,731)	(0	)(C)	—
Net increase (decrease) in shares outstanding:
Class R1	(293,239)	527,869	(206,668)	531,465	163		25,000
Class R6	(5,557)	6,626	7,382	5,036	697		25,000
	(298,796)	534,495	(199,286)	536,501	860		50,000

(A)	Commenced operations on July 7, 2017.
(B)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.
(C)	Rounds to less than 1 or (1) share.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	ClearTrack® 2060		ClearTrack® Retirement Income
	October 31, 2018	October 31, 2017 (A)	October 31, 2018	October 31, 2017
From operations:
Net investment income (loss)	$7,879	$1,410	$1,327,752	$1,309,539
Net realized gain (loss)	12,639	295	3,772,608	454,756
Net change in unrealized appreciation (depreciation)	(24,132)	29,546	(6,329,224)	4,251,581
Net increase (decrease) in net assets resulting from operations	(3,614)	31,251	(1,228,864)	6,015,876

Distributions (B):
Dividends and/or distributions to shareholders:
Class R1	(1,777)	—	(1,855,727)	—
Class R6	(2,603)	—	(10,571)	—
Net investment income:
Class R1	—	—	—	(925,163)
Class R6	—	—	—	(4,123)
Total dividends and/or distributions from net investment income	—	—	—	(929,286)
Total dividends and/or distributions to shareholders	(4,380)	—	(1,866,298)	(929,286)

Capital share transactions:
Proceeds from shares sold:
Class R1	—	250,000	1,248,096	35,523,597
Class R6	376	250,000	44,739	126,466
	376	500,000	1,292,835	35,650,063
Dividends and/or distributions reinvested:
Class R1	1,777	—	1,855,727	925,163
Class R6	2,603	—	10,571	4,123
	4,380	—	1,866,298	929,286
Cost of shares redeemed:
Class R1	—	—	(26,369,053)	(14,751,142)
Class R6	—	—	(23,247)	(424)
	—	—	(26,392,300)	(14,751,566)
Net increase (decrease) in net assets resulting from capital share transactions	4,756	500,000	(23,233,167)	21,827,783
Net increase (decrease) in net assets	(3,238)	531,251	(26,328,329)	26,914,373

Net assets:
Beginning of period/year	531,251	—	99,246,505	72,332,132
End of period/year	$528,013	$531,251	$72,918,176	$99,246,505
Undistributed (distributions in excess of) net investment income (loss) (B)	—	$1,666	—	$877,908

Capital share transactions - shares:
Shares issued:
Class R1	—	25,000	118,252	3,499,386
Class R6	35	25,000	4,234	12,459
	35	50,000	122,486	3,511,845
Shares reinvested:
Class R1	163	—	176,736	92,981
Class R6	239	—	1,001	412
	402	—	177,737	93,393
Shares redeemed:
Class R1	—	—	(2,512,156)	(1,423,010)
Class R6	—	—	(2,228)	(40)
	—	—	(2,514,384)	(1,423,050)
Net increase (decrease) in shares outstanding:
Class R1	163	25,000	(2,217,168)	2,169,357
Class R6	274	25,000	3,007	12,831
	437	50,000	(2,214,161)	2,182,188

(A)	Commenced operations on July 7, 2017.
(B)

The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended October 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	ClearTrack® 2015
	Class R1
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.66	$9.85	$9.76		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.15	0.13	0.11	(D)	0.08
Net realized and unrealized gain (loss)	(0.33)	0.82	0.03		(0.32)
Total investment operations	(0.18)	0.95	0.14		(0.24)
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.12)	(0.05)		—
Net realized gains	(0.10)	(0.02)	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.24)	(0.14)	(0.05)		—
Net asset value, end of period/year	$10.24	$10.66	$9.85		$9.76
Total return	(1.76)%	9.72%	1.52%		(2.40	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$41,573	$52,926	$44,735		$15,821
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.19%	1.17%	1.22%		3.19	%(H)
Including waiver and/or reimbursement and recapture (I)	1.12%	1.11%	1.08	%(D)	1.06	%(H)
Net investment income (loss) to average net assets (C)	1.42%	1.28%	1.18	%(D)	1.32	%(H)
Portfolio turnover rate (J)	23%	9%	43%		43	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	ClearTrack® 2015
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.77	$9.93	$9.80		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.22	0.20	0.18	(D)	0.13
Net realized and unrealized gain (loss)	(0.33)	0.83	0.02		(0.33)
Total investment operations	(0.11)	1.03	0.20		(0.20)
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.17)	(0.07)		—
Net realized gains	(0.10)	(0.02)	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.32)	(0.19)	(0.07)		—
Net asset value, end of period/year	$10.34	$10.77	$9.93		$9.80
Total return	(1.16)%	10.50%	2.11%		(2.00	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$421	$415	$317		$245
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.54%	0.52%	0.57%		2.54	%(H)
Including waiver and/or reimbursement and recapture (I)	0.47%	0.46%	0.43	%(D)	0.41	%(H)
Net investment income (loss) to average net assets (C)	2.06%	1.91%	1.87	%(D)	1.96	%(H)
Portfolio turnover rate (J)	23%	9%	43%		43	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	ClearTrack® 2020
	Class R1
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.73	$9.81	$9.75		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.15	0.12	0.12	(D)	0.09
Net realized and unrealized gain (loss)	(0.31)	0.92	(0.01	)(E)	(0.34)
Total investment operations	(0.16)	1.04	0.11		(0.25)
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.11)	(0.05)		—
Net realized gains	(0.06)	(0.01)	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.19)	(0.12)	(0.05)		—
Net asset value, end of period/year	$10.38	$10.73	$9.81		$9.75
Total return	(1.55)%	10.79%	1.21%		(2.50	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$59,914	$76,819	$56,817		$15,345
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	1.15%	1.14%	1.20%		3.27	%(I)
Including waiver and/or reimbursement and recapture (J)	1.12%	1.11%	1.08	%(D)	1.05	%(I)
Net investment income (loss) to average net assets (C)	1.38%	1.21%	1.19	%(D)	1.36	%(I)
Portfolio turnover rate (K)	25%	5%	42%		73	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(K)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	ClearTrack® 2020
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.85	$9.89	$9.79		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.22	0.19	0.18	(D)	0.13
Net realized and unrealized gain (loss)	(0.32)	0.94	(0.01	)(E)	(0.34)
Total investment operations	(0.10)	1.13	0.17		(0.21)
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.16)	(0.07)		—
Net realized gains	(0.06)	(0.01)	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.26)	(0.17)	(0.07)		—
Net asset value, end of period/year	$10.49	$10.85	$9.89		$9.79
Total return	(1.00)%	11.62%	1.80%		(2.10	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$669	$673	$517		$245
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.50%	0.49%	0.55%		2.62	%(I)
Including waiver and/or reimbursement and recapture (J)	0.47%	0.46%	0.43	%(D)	0.40	%(I)
Net investment income (loss) to average net assets (C)	2.01%	1.85%	1.90	%(D)	1.95	%(I)
Portfolio turnover rate (K)	25%	5%	42%		73	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(K)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	ClearTrack® 2025
	Class R1
	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.06	$9.98		$9.77		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.14	0.12		0.12	(D)	0.08
Net realized and unrealized gain (loss)	(0.32)	1.07		0.14		(0.31)
Total investment operations	(0.18)	1.19		0.26		(0.23)
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.11)		(0.05)		—
Net realized gains	(0.06)	(0.00	)(E)	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.18)	(0.11)		(0.05)		—
Net asset value, end of period/year	$10.70	$11.06		$9.98		$9.77
Total return	(1.65)%	12.06%		2.70%		(2.30	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$73,294	$90,501		$63,893		$14,942
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.14%	1.13%		1.19%		3.19	%(H)
Including waiver and/or reimbursement and recapture (I)	1.13%	1.12%		1.09	%(D)	1.07	%(H)
Net investment income (loss) to average net assets (C)	1.30%	1.15%		1.22	%(D)	1.19	%(H)
Portfolio turnover rate (J)	25%	6%		3%		6	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	ClearTrack® 2025
	Class R6
	October 31, 2018	October 31, 2017		October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.19	$10.07		$9.81		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.22	0.18		0.19	(D)	0.13
Net realized and unrealized gain (loss)	(0.32)	1.09		0.14		(0.32)
Total investment operations	(0.10)	1.27		0.33		(0.19)
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.15)		(0.07)		—
Net realized gains	(0.06)	(0.00	)(E)	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.26)	(0.15)		(0.07)		—
Net asset value, end of period/year	$10.83	$11.19		$10.07		$9.81
Total return	(1.00)%	12.83%		3.37%		(1.90	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,370	$1,378		$570		$245
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.49%	0.48%		0.54%		2.54	%(H)
Including waiver and/or reimbursement and recapture (I)	0.48%	0.47%		0.44	%(D)	0.42	%(H)
Net investment income (loss) to average net assets (C)	1.93%	1.69%		1.93	%(D)	1.91	%(H)
Portfolio turnover rate (J)	25%	6%		3%		6	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	ClearTrack® 2030
	Class R1
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.27	$10.04	$9.82		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.15	0.12	0.11	(D)	0.08
Net realized and unrealized gain (loss)	(0.29)	1.22	0.16		(0.26)
Total investment operations	(0.14)	1.34	0.27		(0.18)
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.11)	(0.05)		—
Net realized gains	(0.09)	—	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.22)	(0.11)	(0.05)		—
Net asset value, end of period/year	$10.91	$11.27	$10.04		$9.82
Total return	(1.34)%	13.43%	2.74%		(1.80	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$57,571	$70,037	$53,935		$12,041
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.16%	1.15%	1.21%		3.89	%(H)
Including waiver and/or reimbursement and recapture (I)	1.13%	1.12%	1.09	%(D)	1.08	%(H)
Net investment income (loss) to average net assets (C)	1.28%	1.16%	1.14	%(D)	1.27	%(H)
Portfolio turnover rate (J)	26%	9%	0	%(K)	1	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(K)	Rounds to less than 1%.

For a share outstanding during the period and years indicated:	ClearTrack® 2030
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.40	$10.13	$9.86		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.22	0.19	0.19	(D)	0.14
Net realized and unrealized gain (loss)	(0.29)	1.23	0.14		(0.28)
Total investment operations	(0.07)	1.42	0.33		(0.14)
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.15)	(0.06)		—
Net realized gains	(0.09)	—	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.29)	(0.15)	(0.06)		—
Net asset value, end of period/year	$11.04	$11.40	$10.13		$9.86
Total return	(0.69)%	14.20%	3.40%		(1.40	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$383	$353	$307		$247
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.51%	0.50%	0.57%		3.24	%(H)
Including waiver and/or reimbursement and recapture (I)	0.48%	0.47%	0.44	%(D)	0.43	%(H)
Net investment income (loss) to average net assets (C)	1.92%	1.81%	1.90	%(D)	2.05	%(H)
Portfolio turnover rate (J)	26%	9%	0	%(K)	1	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(K)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	ClearTrack® 2035
	Class R1
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.47	$10.01	$9.81		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.15	0.14	0.13	(D)	0.10
Net realized and unrealized gain (loss)	(0.33)	1.44	0.13		(0.29	)(E)
Total investment operations	(0.18)	1.58	0.26		(0.19)
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.12)	(0.06)		—
Net realized gains	(0.07)	—	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.20)	(0.12)	(0.06)		—
Net asset value, end of period/year	$11.09	$11.47	$10.01		$9.81
Total return	(1.62)%	15.97%	2.63%		(1.90	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$57,851	$70,958	$50,718		$9,888
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	1.16%	1.15%	1.22%		4.29	%(I)
Including waiver and/or reimbursement and recapture (J)	1.13%	1.12%	1.09	%(D)	1.07	%(I)
Net investment income (loss) to average net assets (C)	1.27%	1.28%	1.34	%(D)	1.56	%(I)
Portfolio turnover rate (K)	24%	8%	0	%(L)	3	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(K)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(L)	Rounds to less than 1%.

For a share outstanding during the period and years indicated:	ClearTrack® 2035
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.59	$10.10	$9.85		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.22	0.20	0.20	(D)	0.15
Net realized and unrealized gain (loss)	(0.30)	1.46	0.12		(0.30	)(E)
Total investment operations	(0.08)	1.66	0.32		(0.15)
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.17)	(0.07)		—
Net realized gains	(0.07)	—	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.28)	(0.17)	(0.07)		—
Net asset value, end of period/year	$11.23	$11.59	$10.10		$9.85
Total return	(0.81)%	16.61%	3.30%		(1.50	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$459	$525	$370		$246
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.51%	0.50%	0.57%		3.64	%(I)
Including waiver and/or reimbursement and recapture (J)	0.48%	0.47%	0.44	%(D)	0.42	%(I)
Net investment income (loss) to average net assets (C)	1.87%	1.88%	2.01	%(D)	2.26	%(I)
Portfolio turnover rate (K)	24%	8%	0	%(L)	3	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(K)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(L)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	ClearTrack® 2040
	Class R1
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.58	$9.93	$9.79		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.14	0.14	0.14	(D)	0.12
Net realized and unrealized gain (loss)	(0.27)	1.63	0.06		(0.33	)(E)
Total investment operations	(0.13)	1.77	0.20		(0.21)
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.12)	(0.06)		—
Net realized gains	(0.05)	—	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.19)	(0.12)	(0.06)		—
Net asset value, end of period/year	$11.26	$11.58	$9.93		$9.79
Total return	(1.17)%	18.05%	2.09%		(2.10	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$51,048	$60,367	$39,903		$10,385
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	1.17%	1.17%	1.26%		4.29	%(I)
Including waiver and/or reimbursement and recapture (J)	1.13%	1.12%	1.09	%(D)	1.07	%(I)
Net investment income (loss) to average net assets (C)	1.20%	1.33%	1.40	%(D)	1.86	%(I)
Portfolio turnover rate (K)	20%	6%	2%		4	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(K)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	ClearTrack® 2040
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.76	$10.05	$9.86		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.22	0.21	0.20	(D)	0.17
Net realized and unrealized gain (loss)	(0.29)	1.67	0.07		(0.31	)(E)
Total investment operations	(0.07)	1.88	0.27		(0.14)
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.17)	(0.08)		—
Net realized gains	(0.05)	—	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.26)	(0.17)	(0.08)		—
Net asset value, end of period/year	$11.43	$11.76	$10.05		$9.86
Total return	(0.62)%	18.95%	2.76%		(1.40	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$815	$738	$428		$247
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.52%	0.52%	0.61%		3.64	%(I)
Including waiver and/or reimbursement and recapture (J)	0.48%	0.47%	0.44	%(D)	0.42	%(I)
Net investment income (loss) to average net assets (C)	1.84%	1.88%	2.05	%(D)	2.58	%(I)
Portfolio turnover rate (K)	20%	6%	2%		4	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(K)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	ClearTrack® 2045
	Class R1
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.76	$9.94	$9.78		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.13	0.14	0.12	(D)	0.11
Net realized and unrealized gain (loss)	(0.24)	1.80	0.10		(0.33	)(E)
Total investment operations	(0.11)	1.94	0.22		(0.22)
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.12)	(0.06)		—
Net realized gains	(0.07)	—	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.20)	(0.12)	(0.06)		—
Net asset value, end of period/year	$11.45	$11.76	$9.94		$9.78
Total return	(0.97)%	19.67%	2.28%		(2.20	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$34,139	$38,516	$27,305		$6,731
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	1.22%	1.22%	1.32%		5.88	%(I)
Including waiver and/or reimbursement and recapture (J)	1.14%	1.13%	1.10	%(D)	1.08	%(I)
Net investment income (loss) to average net assets (C)	1.12%	1.25%	1.24	%(D)	1.67	%(I)
Portfolio turnover rate (K)	15%	6%	2%		3	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(K)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	ClearTrack® 2045
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.90	$10.03	$9.82		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.21	0.21	0.18	(D)	0.15
Net realized and unrealized gain (loss)	(0.25)	1.82	0.11		(0.33	)(E)
Total investment operations	(0.04)	2.03	0.29		(0.18)
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.16)	(0.08)		—
Net realized gains	(0.07)	—	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.27)	(0.16)	(0.08)		—
Net asset value, end of period/year	$11.59	$11.90	$10.03		$9.82
Total return	(0.35)%	20.53%	2.95%		(1.80	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$505	$585	$426		$245
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.57%	0.57%	0.67%		5.23	%(I)
Including waiver and/or reimbursement and recapture (J)	0.49%	0.48%	0.45	%(D)	0.43	%(I)
Net investment income (loss) to average net assets (C)	1.70%	1.87%	1.88	%(D)	2.31	%(I)
Portfolio turnover rate (K)	15%	6%	2%		3	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(K)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	ClearTrack® 2050
	Class R1
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.79	$9.93	$9.77		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.13	0.13	0.11	(D)	0.11
Net realized and unrealized gain (loss)	(0.24)	1.84	0.11		(0.34	)(E)
Total investment operations	(0.11)	1.97	0.22		(0.23)
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.11)	(0.06)		—
Net realized gains	(0.04)	—	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.16)	(0.11)	(0.06)		—
Net asset value, end of period/year	$11.52	$11.79	$9.93		$9.77
Total return	(1.04)%	20.00%	2.31%		(2.30	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$26,279	$29,329	$19,435		$5,305
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	1.26%	1.28%	1.47%		7.19	%(I)
Including waiver and/or reimbursement and recapture (J)	1.14%	1.13%	1.10	%(D)	1.08	%(I)
Net investment income (loss) to average net assets (C)	1.09%	1.17%	1.16	%(D)	1.73	%(I)
Portfolio turnover rate (K)	13%	3%	0	%(L)	4	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(K)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(L)	Rounds to less than 1%.

For a share outstanding during the period and years indicated:	ClearTrack® 2050
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.92	$10.02	$9.81		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.21	0.20	0.18	(D)	0.15
Net realized and unrealized gain (loss)	(0.24)	1.85	0.11		(0.34	)(E)
Total investment operations	(0.03)	2.05	0.29		(0.19)
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.15)	(0.08)		—
Net realized gains	(0.04)	—	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.23)	(0.15)	(0.08)		—
Net asset value, end of period/year	$11.66	$11.92	$10.02		$9.81
Total return	(0.34)%	20.72%	2.99%		(1.90	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$699	$627	$476		$245
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.62%	0.63%	0.83%		6.54	%(I)
Including waiver and/or reimbursement and recapture (J)	0.49%	0.48%	0.45	%(D)	0.43	%(I)
Net investment income (loss) to average net assets (C)	1.75%	1.82%	1.87	%(D)	2.33	%(I)
Portfolio turnover rate (K)	13%	3%	0	%(L)	4	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(K)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(L)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	ClearTrack® 2055
	Class R1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.61	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.12	0.02
Net realized and unrealized gain (loss)	(0.21)	0.59
Total investment operations	(0.09)	0.61
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	—
Net realized gains	(0.01)	—
Total dividends and/or distributions to shareholders	(0.08)	—
Net asset value, end of period/year	$10.44	$10.61
Total return	(0.96)%	6.10	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$262	$265
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	11.72%	40.02	%(F)
Including waiver and/or reimbursement and recapture (G)	1.13%	1.06	%(F)
Net investment income (loss) to average net assets (C)	1.10%	0.54	%(F)
Portfolio turnover rate (H)	35%	2	%(D)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and year indicated:	ClearTrack® 2055
	Class R6
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.64	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.19	0.04
Net realized and unrealized gain (loss)	(0.22)	0.60
Total investment operations	(0.03)	0.64
Dividends and/or distributions to shareholders:
Net investment income	(0.10)	—
Net realized gains	(0.01)	—
Total dividends and/or distributions to shareholders	(0.11)	—
Net asset value, end of period/year	$10.50	$10.64
Total return	(0.37)%	6.40	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$270	$266
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	11.07%	39.37	%(F)
Including waiver and/or reimbursement and recapture (G)	0.48%	0.41	%(F)
Net investment income (loss) to average net assets (C)	1.75%	1.19	%(F)
Portfolio turnover rate (H)	35%	2	%(D)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	ClearTrack® 2060
	Class R1
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.61	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.12	0.02
Net realized and unrealized gain (loss)	(0.21)	0.59
Total investment operations	(0.09)	0.61
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	—
Net realized gains	(0.01)	—
Total dividends and/or distributions to shareholders	(0.08)	—
Net asset value, end of period/year	$10.44	$10.61
Total return	(0.96)%	6.10	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$263	$265
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	11.74%	39.93	%(F)
Including waiver and/or reimbursement and recapture (G)	1.13%	1.06	%(F)
Net investment income (loss) to average net assets (C)	1.10%	0.54	%(F)
Portfolio turnover rate (H)	35%	2	%(D)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and year indicated:	ClearTrack® 2060
	Class R6
	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.64	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.19	0.04
Net realized and unrealized gain (loss)	(0.22)	0.60
Total investment operations	(0.03)	0.64
Dividends and/or distributions to shareholders:
Net investment income	(0.10)	—
Net realized gains	(0.01)	—
Total dividends and/or distributions to shareholders	(0.11)	—
Net asset value, end of period/year	$10.50	$10.64
Total return	(0.37)%	6.40	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$265	$266
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	11.09%	39.28	%(F)
Including waiver and/or reimbursement and recapture (G)	0.48%	0.41	%(F)
Net investment income (loss) to average net assets (C)	1.75%	1.19	%(F)
Portfolio turnover rate (H)	35%	2	%(D)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	ClearTrack® Retirement Income
	Class R1
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.63	$10.11	$9.83		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.16	0.14	0.13	(D)	0.11
Net realized and unrealized gain (loss)	(0.35)	0.50	0.20		(0.28)
Total investment operations	(0.19)	0.64	0.33		(0.17)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.12)	(0.05)		—
Net realized gains	(0.05)	—	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.21)	(0.12)	(0.05)		—
Net asset value, end of period/year	$10.23	$10.63	$10.11		$9.83
Total return	(1.86)%	6.41%	3.36%		(1.70	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$72,493	$98,838	$72,075		$12,186
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.13%	1.12%	1.18%		3.66	%(H)
Including waiver and/or reimbursement and recapture (I)	1.11%	1.09%	1.07	%(D)	1.08	%(H)
Net investment income (loss) to average net assets (C)	1.54%	1.40%	1.30	%(D)	1.76	%(H)
Portfolio turnover rate (J)	24%	7%	—%		1	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	ClearTrack® Retirement Income
	Class R6
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.75	$10.20	$9.87		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.23	0.21	0.21	(D)	0.14
Net realized and unrealized gain (loss)	(0.35)	0.50	0.18		(0.27)
Total investment operations	(0.12)	0.71	0.39		(0.13)
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.16)	(0.06)		—
Net realized gains	(0.05)	—	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.28)	(0.16)	(0.06)		—
Net asset value, end of period/year	$10.35	$10.75	$10.20		$9.87
Total return	(1.19)%	7.12%	4.01%		(1.30	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$425	$409	$257		$247
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.48%	0.47%	0.53%		3.01	%(H)
Including waiver and/or reimbursement and recapture (I)	0.46%	0.44%	0.42	%(D)	0.43	%(H)
Net investment income (loss) to average net assets (C)	2.15%	1.98%	2.08	%(D)	2.16	%(H)
Portfolio turnover rate (J)	24%	7%	—%		1	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Due to TAM waiving the underlying ETF fund fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS

At October 31, 2018

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Class
ClearTrack® 2015	R1,R6
ClearTrack® 2020	R1,R6
ClearTrack® 2025	R1,R6
ClearTrack® 2030	R1,R6
ClearTrack® 2035	R1,R6
ClearTrack® 2040	R1,R6
ClearTrack® 2045	R1,R6
ClearTrack® 2050	R1,R6
ClearTrack® 2055	R1,R6
ClearTrack® 2060	R1,R6
ClearTrack® Retirement Income	R1,R6

The Funds are generally offered in eligible retirement plans.

As of October 31, 2018, the only investors of the Funds are affiliated and eligible retirement plans as defined in the Funds’ current prospectus.

Each Fund, a “fund of fund”, invests the majority of its assets in underlying exchange-traded funds that are based on an index and managed by unaffiliated investment advisers (hereafter referred to as “Underlying ETFs”). The shareholder reports of the Underlying ETFs, including the Schedule of Investments, should be read in conjunction with this report. The Underlying ETFs’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

1. ORGANIZATION (continued)

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying funds. Dividend income and capital gain distributions from underlying funds, if any, are recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions, paid by the Funds, be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

There were no commissions recaptured during the year ended October 31, 2018 by the Funds.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2018, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of October 31, 2018, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2018.

Repurchase agreements at October 31, 2018, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statements of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at October 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018. Funds not listed in the subsequent table have not entered into secured borrowing transactions during the year.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
ClearTrack® 2015
Securities Lending Transactions
Exchange-Traded Funds	$11,013,372	$—	$—	$—	$11,013,372
Total Borrowings	$11,013,372	$—	$—	$—	$11,013,372

ClearTrack® 2020
Securities Lending Transactions
Exchange-Traded Funds	$10,633,353	$—	$—	$—	$10,633,353
Total Borrowings	$10,633,353	$—	$—	$—	$10,633,353

ClearTrack® 2030
Securities Lending Transactions
Exchange-Traded Funds	$3,931,700	$—	$—	$—	$3,931,700
Total Borrowings	$3,931,700	$—	$—	$—	$3,931,700

ClearTrack® 2045
Securities Lending Transactions
Exchange-Traded Funds	$9,936,270	$—	$—	$—	$9,936,270
Total Borrowings	$9,936,270	$—	$—	$—	$9,936,270

ClearTrack® 2050
Securities Lending Transactions
Exchange-Traded Funds	$7,681,830	$—	$—	$—	$7,681,830
Total Borrowings	$7,681,830	$—	$—	$—	$7,681,830

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total

ClearTrack® Retirement Income
Securities Lending Transactions
Exchange-Traded Funds	$2,477,232	$—	$—	$—	$2,477,232
Total Borrowings	$2,477,232	$—	$—	$—	$2,477,232

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

The Underlying ETFs have varied expense and fee levels and the Funds may own different proportions of the Underlying ETFs at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying ETFs in which the Funds invest. The Funds have material ownership interests in the Underlying ETFs.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $2.5 billion	0.38%
Over $2.5 billion up to $4 billion	0.37
Over $4 billion	0.36

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through each Fund’s investment in the Underlying ETFs, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2019
Class R6	0.55	March 1, 2019

TAM is entitled to recapture expenses accrued by the Funds for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Funds’ operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2018 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of October 31, 2018, the balances available for recapture by TAM for each Fund are as follows.

	Amounts Available
Fund	2016	2017	2018	Total
ClearTrack® 2015
Class R1	$60,363	$46,620	$49,944	$156,927
Class R6	562	331	479	1,372
ClearTrack® 2020
Class R1	59,376	38,837	44,459	142,672
Class R6	785	313	434	1,532
ClearTrack® 2025
Class R1	46,851	32,594	29,328	108,773
Class R6	466	380	511	1,357
ClearTrack® 2030
Class R1	52,182	39,018	37,701	128,901
Class R6	553	193	217	963
ClearTrack® 2035
Class R1	52,408	38,929	37,414	128,751
Class R6	596	276	272	1,144
ClearTrack® 2040
Class R1	58,243	44,202	38,451	140,896
Class R6	698	524	529	1,751
ClearTrack® 2045
Class R1	51,918	45,541	40,470	137,929
Class R6	911	663	636	2,210
ClearTrack® 2050
Class R1	56,636	50,941	46,296	153,873
Class R6	1,738	1,089	1,112	3,939
ClearTrack® 2055 (A)
Class R1	—	16,374	44,707	61,081
Class R6	—	16,292	45,066	61,358
ClearTrack® 2060 (A)
Class R1	—	16,282	44,755	61,037
Class R6	—	16,234	45,017	61,251
ClearTrack® Retirement Income
Class R1	55,653	47,651	45,469	148,773
Class R6	475	186	229	890

(A)	Commenced operations on July 7, 2017.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%

(A)	12b-1 fees are not applicable for Class R6.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended October 31, 2018, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
ClearTrack® 2015	$3,555	$292
ClearTrack® 2020	5,286	422
ClearTrack® 2025	6,421	520
ClearTrack® 2030	5,001	409
ClearTrack® 2035	5,049	411
ClearTrack® 2040	4,402	364
ClearTrack® 2045	2,880	243
ClearTrack® 2050	2,239	190
ClearTrack® 2055	43	4
ClearTrack® 2060	43	4
ClearTrack® Retirement Income	6,462	504

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended October 31, 2018.

6. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
ClearTrack® 2015	$10,831,386	$20,830,385
ClearTrack® 2020	17,315,503	32,565,225
ClearTrack® 2025	20,940,144	35,647,091
ClearTrack® 2030	17,263,316	27,921,502
ClearTrack® 2035	15,643,741	27,145,951
ClearTrack® 2040	11,401,731	19,582,559
ClearTrack® 2045	5,565,166	9,401,689
ClearTrack® 2050	3,720,101	6,269,008
ClearTrack® 2055	206,244	192,518
ClearTrack® 2060	201,915	192,460
ClearTrack® Retirement Income	20,554,375	44,075,243

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to non-deductible expenses paid. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Total Distributable Earnings
ClearTrack® 2015	$(288)	$288
ClearTrack® 2020	(1,416)	1,416
ClearTrack® 2025	(2,129)	2,129
ClearTrack® 2030	(1,997)	1,997
ClearTrack® 2035	(2,375)	2,375
ClearTrack® 2040	(1,266)	1,266
ClearTrack® 2045	(593)	593
ClearTrack® 2050	(498)	498
ClearTrack® 2055	(12)	12
ClearTrack® 2060	(12)	12
ClearTrack® Retirement Income	—	—

As of October 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) were as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
ClearTrack® 2015	$51,737,162	$2,231,829	$(880,183)	$1,351,646
ClearTrack® 2020	69,275,298	3,148,670	(1,111,603)	2,037,067
ClearTrack® 2025	71,197,531	4,670,605	(1,101,937)	3,568,668
ClearTrack® 2030	58,271,673	4,524,182	(674,889)	3,849,293
ClearTrack® 2035	53,597,722	5,670,334	(775,820)	4,894,514
ClearTrack® 2040	46,957,554	5,759,007	(777,138)	4,981,869
ClearTrack® 2045	40,796,500	4,129,818	(298,638)	3,831,180
ClearTrack® 2050	31,674,905	3,212,005	(171,000)	3,041,005
ClearTrack® 2055	541,428	22,779	(18,111)	4,668
ClearTrack® 2060	537,257	22,785	(17,795)	4,990
ClearTrack® Retirement Income	76,394,022	1,228,629	(2,116,808)	(888,179)

As of October 31, 2018, the Funds had no capital loss carryforwards available to offset future realized gains. During the year ended October 31, 2018, the Funds did not have any capital loss carryforwards utilized or expired.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are listed below.

	2018 Distributions Paid From			2017 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
ClearTrack® 2015	$674,142	$453,812	$—	$647,133	$—	$—
ClearTrack® 2020	918,937	423,786	—	802,168	—	—
ClearTrack® 2025	1,006,757	485,598	—	812,050	1,457	—
ClearTrack® 2030	783,884	555,270	—	648,705	—	—
ClearTrack® 2035	816,238	413,811	—	704,418	—	—
ClearTrack® 2040	729,568	269,620	—	570,750	—	—
ClearTrack® 2045	426,343	244,790	—	359,574	—	—
ClearTrack® 2050	299,586	89,903	—	240,627	—	—
ClearTrack® 2055	4,380	—	—	—	—	—
ClearTrack® 2060	4,380	—	—	—	—	—
ClearTrack® Retirement Income	1,408,032	458,266	—	929,286	—	—

As of October 31, 2018, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
ClearTrack® 2015	$415,460	$—	$1,458,160	$—	$—	$—	$1,351,646
ClearTrack® 2020	590,407	—	2,927,108	—	—	—	2,037,067
ClearTrack® 2025	694,517	—	3,561,527	—	—	—	3,568,668
ClearTrack® 2030	525,796	—	2,728,880	—	—	—	3,849,293
ClearTrack® 2035	544,686	—	2,978,553	—	—	—	4,894,514
ClearTrack® 2040	446,333	—	2,701,000	—	—	—	4,981,869
ClearTrack® 2045	280,387	—	1,736,577	—	—	—	3,831,180
ClearTrack® 2050	218,852	—	1,146,375	—	—	—	3,041,005
ClearTrack® 2055	18,538	—	—	—	—	—	4,668
ClearTrack® 2060	18,535	—	—	—	—	—	4,990
ClearTrack® Retirement Income	797,628	—	3,824,231	—	—	—	(888,179)

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Funds; financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that a fund is no longer required to present the components of distributable earnings on the Statements of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Funds’ financial statements.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP (formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds. Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds. The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

Transamerica Funds	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018

10. LEGAL PROCEEDINGS (continued)

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders of ClearTrack 2015, ClearTrack 2020, ClearTrack 2025, ClearTrack 2030, ClearTrack 2035, ClearTrack 2040, ClearTrack 2045, ClearTrack 2050, ClearTrack 2055, ClearTrack 2060 and ClearTrack Retirement Income and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ClearTrack 2015, ClearTrack 2020, ClearTrack 2025, ClearTrack 2030, ClearTrack 2035, ClearTrack 2040, ClearTrack 2045, ClearTrack 2050, ClearTrack 2055, ClearTrack 2060 and ClearTrack Retirement Income (collectively referred to as the “Funds”), (eleven of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2018, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each the Funds (eleven of the funds constituting Transamerica Funds) at October 31, 2018, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights
ClearTrack 2015 ClearTrack 2020 ClearTrack 2025 ClearTrack 2030 ClearTrack 2035 ClearTrack 2040 ClearTrack 2045 ClearTrack 2050 ClearTrack Retirement Income	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the three years in the period ended October 31, 2018 and the period from March 2, 2015 (commencement of operations) through October 31, 2015
ClearTrack 2055 ClearTrack 2060	For the year ended October 31, 2018	For the year ended October 31, 2018 and the period from July 7, 2017 (commencement of operations) through October 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 24, 2018

Transamerica Funds	Annual Report 2018

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the long-term capital gain designations for the year ended October 31, 2018 are as follows:

Fund	Long-Term Capital Gain Designation
ClearTrack® 2015	$453,812
ClearTrack® 2020	423,786
ClearTrack® 2025	485,598
ClearTrack® 2030	555,270
ClearTrack® 2035	413,811
ClearTrack® 2040	269,620
ClearTrack® 2045	244,790
ClearTrack® 2050	89,903
ClearTrack® Retirement Income	458,266

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 21-22, 2018, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Portfolio” and collectively the “Portfolios”):

ClearTrack® 2015	ClearTrack® 2045
ClearTrack® 2020	ClearTrack® 2050
ClearTrack® 2025	ClearTrack® 2055
ClearTrack® 2030	ClearTrack® 2060
ClearTrack® 2035	ClearTrack® Retirement Income
ClearTrack® 2040

For each Portfolio, the Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between TAM and QS Investors, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and the Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Portfolio and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2019.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of each Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify Portfolios for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the applicable Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolios; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolios; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolios’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolios; and ongoing cash management services. The Board considered that TAM’s investment management services

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

also include the provision of supervisory and administrative services to each Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolios, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark(s), in each case for various trailing periods ended December 31, 2017. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. In describing a Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” median if a Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Portfolio’s performance, the Trustees considered representations made by TAM regarding the appropriateness of the Portfolios’ peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

ClearTrack® 2015. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe but above its benchmark, each for the past 1-year period.

ClearTrack® 2020. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe but above its benchmark, each for the past 1-year period.

ClearTrack® 2025. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe but above its benchmark, each for the past 1-year period.

ClearTrack® 2030. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe and below its benchmark for the past 1-year period.

ClearTrack® 2035. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe and below its benchmark, each for the past 1-year period.

ClearTrack® 2040. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe and below its benchmark, each for the past 1-year period.

ClearTrack® 2045. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe and below its benchmark, each for the past 1-year period.

ClearTrack® 2050. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe and below its benchmark, each for the past 1-year period.

ClearTrack® 2055. The Board noted that the performance of Class R1 Shares of the Portfolio was above the median for its peer universe but below its benchmark, each since its inception.

ClearTrack® 2060. The Board noted that the performance of Class R1 Shares of the Portfolio was above the median for its peer universe but below its benchmark, each since its inception.

ClearTrack® Retirement Income. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe and below its composite benchmark, each for the past 1-year period.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of each Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. In describing a Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” median if a Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio). The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of a Portfolio’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

ClearTrack® 2015. The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

ClearTrack® 2020. The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

ClearTrack® 2025. The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

ClearTrack® 2030. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

ClearTrack® 2035. The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

ClearTrack® 2040. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

ClearTrack® 2045. The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

ClearTrack® 2050. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

ClearTrack® 2055. The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

ClearTrack® 2060. The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

ClearTrack® Retirement Income. The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Portfolio and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolios had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the applicable Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolios was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolios benefited from any economies of scale. The Board recognized that, as a Portfolio’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered each Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale with the Portfolios through its undertakings to limit or reimburse Portfolio expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints and how such breakpoints relate to any breakpoints in the applicable Portfolio’s management fee schedule. The Trustees concluded that each Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolios

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolios. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Portfolios.

Transamerica Funds	Annual Report 2018

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolios.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the applicable Portfolio and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2018

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the Funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 136 funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board Member oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (45)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

				136	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (2016 – present); Director – Akaan-Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017 – present)

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (70)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	131	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (66)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	131	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (62)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Board Member, TIS (2002 – 2015);

Board Member, TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				131	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
David W. Jennings (72)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	131	N/A

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Russell A. Kimball, Jr. (74)	Board Member	Since 1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2002 – 2015); Board Member, TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	131	N/A
Fredric A. Nelson III (61)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	131	N/A
John E. Pelletier (54)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present); Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – present); Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present); Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);	131	N/A

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (68)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	131	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (66)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004);	131	Operation PAR, Inc. (non-profit organization) (2008 – present);
Remember Honor Support, Inc. (non-profit organization)
(2013 – present)
Board Member, WRH Income Properties, Inc. (real estate) (2014 – present);
					Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)			Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2018

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (45)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Member Table
Christopher A. Staples (48)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – present);

Registered Representative (2007 – 2016), TCI; and Registered Representative, TFA (2005 – present).

Thomas R. Wald (58)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present); and

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014).

Vincent J. Toner (48)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present);

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); and Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014).

Transamerica Funds	Annual Report 2018

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Scott M. Lenhart (57)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST and TAAVF (2014 – present), TPP, TPFG and TPFG II (2014 – 2018), TIS (2014 – 2015);

Chief Compliance Officer (2014 – present), Anti-Money Laundering Officer (2014 – present), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present); and

Director of Compliance, Transamerica Investments & Retirement (2014 – present).

Rhonda A. Mills (52)	Assistant General Counsel, Assistant Secretary	Since 2016

Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – present);

Assistant Secretary, TPP, TPFG and TPFG II (2016 – 2018);

Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;

Assistant Secretary, High Level Specialist Attorney and Vice President (2014 – present), TFS;

Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014);

Managing Member, Mills Law, LLC (2010 – 2011);

Counsel, Old Mutual Capital (2006 – 2009);

Senior Counsel, Great-West Life and Annuity Insurance Company (2004 – 2006); and

Securities Counsel, J.D. Edwards (2000 – 2003).

Blake Boettcher (32)	Tax Manager	Since 2018	Tax Manager, Transamerica Funds, TST, TAAVF and TET (2018 – present); Senior Manager – Tax, Charles Schwab Investment Management (2015 – 2017); and Tax Manager, Deloitte Tax LLP (2012 – 2015).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2018

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2018

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2018

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

25334_ARMFP1018

© 2018 Transamerica Capital, Inc.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

	Fiscal Year Ended 10/31 (in thousands)
	2018	2017
(a) Audit Fees	$1,360	$1,382
(b) Audit Related Fees(1)	$9	$72
(c) Tax Fees(2)	$300	$504
(d) All Other Fees(3)	$34	$84

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2018 and 2017 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Frederic A. Nelson, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

Item 6:	Schedule of Investments.

(a)	The schedules of investments and consolidated schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)

Any written solicitation to purchase securities under Rule 23c 1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	January 4, 2019

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	January 4, 2019

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer